UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Senior Vice President and Corporate Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

CLIFFORD J. ALEXANDER, ESQ.

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 - December 31, 2011

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

2011 Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

EQ Advisors Trust Annual Report

December 31, 2011

2011 Market Overview

2011 was a challenging year for active money managers as markets whipsawed back and forth, previously reliable sectors faltered, and the broad U.S. equity market ended about where it began. This was also a difficult year for both the U.S. and global economies, due in large part to a political divide in the U.S. over budget deficits and government spending, and ongoing policy debates over European debt.

Despite a continuation of the U.S. Federal Reserve’s QE2 bond-buying program in the first half of 2011 and a full-year federal payroll tax cut, U.S. Gross Domestic Product growth was sluggish, staying in the range of 0.4% to 2.8% each quarter during the year. QE2 clearly helped the stock market, with the S&P 500 Index peaking at 1364 on April 29. However, when the Fed refused to signal a continuation of its bond-buying efforts in the second half, the market fell 18% in three months. Rumors of potential Fed initiatives during 2012 helped to lift the S&P 500 Index off its 2011 low of 1099, reached in early October. The index ended the year up 2.1%, on a total return basis.

Growth stocks modestly outperformed value for the year, and large caps significantly beat small caps. The Russell 2000® Index finished the year at -4.2% as investors migrated toward the stability of large caps and their dividends. The MSCI EAFE Index fell 12.1%, driven largely by the continuing debt dilemma in Europe but also by losses in the tsunami-battered Japanese economy and stock market.

2011 was a year of a mild but persistent flight-to-quality, and this helped U.S. bonds on two fronts: 1) by driving money out of risky stocks and into bonds; and 2) by pushing assets out of foreign currencies and into dollars. Compared to the euro, the dollar ended the year about where it began. At year-end, however, the trend was clearly strong-dollar, with the U.S. currency gaining 14% against the euro over the last eight months of 2011. For the year, the Barclays Capital U.S. Aggregate Bond Index returned 7.8%, and the Barclays Capital Intermediate U.S. Government/Credit Index returned 5.8%.

Bonds aside, 2011 was a difficult year for active money managers, including many with previously strong records of relying on fundamental research and sound stock-picking. Commodities and commodity producers, which previously had performed well, dropped off sharply after oil prices slumped in May. Tech stocks were volatile all year, with the information technology sector returning just 2.4% for the full year. The best-performing sectors in 2011 were utilities (19.7%), consumer staples (13.9%) and health care (12.7%). The worst performing sectors were financials (-17.1%) and materials (-10.0%)

Heading into 2012, financial markets are awaiting solutions to Europe’s debt crisis and focusing on the political environment in Washington. Even emerging markets, which had been the engine of global economic growth before 2011, seem to be pausing, watching for signs from the world’s largest economies. In general, investors have grown more cautious, and they may remain so until more political and fiscal policy clarity emerges.

Please see the following pages for highlights on each of the portfolios in the Trust.

Sources: AXA Equitable Funds Management Group, LLC, U.S. Department of Commerce Bureau of Economic Analysis

The S&P 500 Index is a widely recognized index that is considered representative of the performance of the large cap sector of the U.S. stock market. The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The MSCI EAFE Index measures equity performance in foreign developed markets. The Barclays Capital U.S. Aggregate Bond Index measures total returns in a large number of government and corporate U.S. bonds. The Barclays Capital Intermediate U.S. Government/Credit Index measures the performance of U.S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. International investing involves additional risks, including risks related to foreign currency, limited liquidity, less government regulation and the possibility of substantial volatility due to adverse political, economic or other developments. The two main risks related to fixed-income investing are interest-rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2001, through December 31, 2011. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Barclays Capital U.S. Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital Intermediate U.S. Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Barclays Capital Intermediate U.S. Government/Credit Index

An unmanaged, market value weighted index composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of 1-10 years and at least $250 million par outstanding.

Bank of America Merrill Lynch Global Broad Market Index (USD)

The Global Broad Market Index tracks the performance of investment-grade public debt issued in the major domestic and Eurobonds markets.

Bank of America Merrill Lynch USD 3 Month LIBOR Constant Maturity Index

An index which tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and without coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current fixing rate) and rolled into a new instrument.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index (GC03)

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month end rebalancing date.

Bank of America Merrill Lynch 3-Month Treasury Bill Index

A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of one year or less.

The Calvert Social Index®

The Calvert Social Index® measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index (the “Dow Jones TMI”). The Dow Jones TMI represents the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks.

DJ EuroSTOXX 50 Index (“EuroSTOXX 50”)

The EuroSTOXX 50 Index is designed to represent the performance of some of the largest companies across all components of the 18 EURO STOXX Supersector Indexes. The EURO STOXX TMI Supersector Indexes represent the Eurozone portion of the EURO STOXX Total Market Index. The index covers approximately 95% of the freefloat market capitalization of the investable universe in the Eurozone. Index composition is reviewed annually and weights are reviewed quarterly. The 50 companies in the index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding EURO STOXX TMI Supersector Index. In addition, any stocks that are currently components of the index are added to the list. From that list, the 40 largest stocks are selected to be components of the index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components.

FTSE 100 Index (“FTSE 100”)

The FTSE 100 Index is a market-capitalization weighted index representing the performance of the 100 largest UK-domiciled blue chip companies, which pass screening for size and liquidity. As of August 31, 2010, the FTSE 100 Index represents approximately 81% of the UK’s market capitalization.

NOTES ON PERFORMANCE (Unaudited)

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australia and the Far East.

MSCI AC World (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed and 21 emerging markets.

MSCI AC World ex. U.S. Growth Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed and the 21 emerging markets and has growth investment style characteristics.

MSCI World Composite Index

An unmanaged index considered representative of stock markets of developed countries.

MSCI World Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed markets.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000® Index, representing approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000® Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000® Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index

An unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000® Index and all 2,000 securities in the Russell 2000® Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Index

An unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Mid Cap® Growth Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap® Value Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000® Index with a less than average growth orientation.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

Standard & Poor’s (S&P) Mid Cap 400 Index

An unmanaged index which tracks mid-sized companies. Today, mid caps are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large caps and small caps. It covers approximately 7% of the U.S. equities market.

S&P/ASX 200 Index (“S&P/ASX 200”)

The Standard & Poor’s Australian Security Exchange 200 (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of Australian equity market capitalization.

TOPIX Index (“TOPIX”)

The TOPIX, also known as the Tokyo Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

Volatility Managed Index — Large Cap Core (“VMI — LCC”)

An index that utilizes the S&P 500 Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the S&P 500 Index based on its observed historic volatility.

Volatility Managed Index — Mid Cap Core (“VMI — MCC”)

An index that utilizes the S&P 400 Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the S&P 400 Index based on its observed historic volatility.

Volatility Managed Index — Small Cap Core (“VMI — SCC”)

An index that utilizes the Russell 2000® Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the Russell 2000® Index based on its observed historic volatility.

Volatility Managed Index — International (“VMI — Intl”)

An index that utilizes the MSCI EAFE Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the MSCI EAFE Index based on its observed historic volatility.

NOTES ON PERFORMANCE (Unaudited)

Volatility Managed Index — International Proxy (“VMI — International Proxy”)

An index that utilizes a blend of 40% DJ Euro Stoxx 50, 25% FTSE 100, 25% TOPIX, and 10% ASX SPI 200 (“International Proxy”) with an overlying formulaic adjustment that dynamically modifies the equity exposure to the International Proxy based on its observed historic volatility.

Volatility Managed Index — Large Cap Growth (“VMI — LCG”)

An index that utilizes a blend of the S&P 500 Index and the Russell 1000® Growth Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 500 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index — Large Cap Value (“VMI — LCV”)

An index that utilizes a blend of the S&P 500 Index and the Russell 1000® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 500 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index — Mid Cap Value (“VMI — MCV”)

An index that utilizes a blend of the S&P 400 Index and the Russell Mid Cap® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 400 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index — Small Cap Value (“VMI — SCV”)

An index that utilizes a blend of the Russell 2000® Index and the Russell 2500® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the Russell 2000® Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index — Global Blend (“VMI — Global Blend”)

A blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International.

Volatility Managed Index — Global Proxy Blend (“VMI — Global Proxy Blend”)

A blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International Proxy.

ALL ASSET ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(3.23)%	0.48%	2.07%	9.11%
Portfolio – Class IB Shares	(3.46)	0.37	2.01	9.08
S&P 500 Index	2.11	(0.25)	2.92	9.16
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	7.36

*   Date of inception 10/29/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 8/1/88.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

On September 9, 2005, the EQ/Enterprise Managed Portfolio was reorganized into the EQ/Enterprise Moderate Allocation Portfolio (now known as the All Asset Allocation Portfolio). Prior to September 9, 2005, the Portfolio invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.46)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11% and the Barclays Capital U.S. Aggregate Bond Index 7.84%.

Portfolio Adviser

A team of professionals within AXA Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2011, the Portfolio was invested in 28 underlying EQ Advisors Trust and AXA Premier VIP Portfolios and 18 exchange traded funds (ETFs).

•	The Portfolio’s fixed-income allocation consisted of investment grade bonds (16.3%), international bonds (3.2%) and high-yield bonds (3.1%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (9.1%), large cap value stocks (9.2%), international stocks (18.8%) and small and mid cap stocks (21.5%).

•

The Portfolio also had 5.1% in real estate and 13.7% in alternative investments (e.g., exchange traded funds) that invest in commodities and other instruments that derive their value from natural resources, and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

With a flight to quality dominating 2011, fixed-income outperformed equities. Exposure to Treasury Inflation-Protected Securities (TIPS) and emerging market bonds provided the highest returns in the fixed-income category.

•	Exposure to alternatives also helped the Portfolio’s returns during the year, especially real estate and gold.

•	Exposure to the EQ/GAMCO Mergers and Acquisitions Portfolio added to results as M&A activity increased in 2011.

ALL ASSET ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
iShares COMEX Gold Trust	6.5%
EQ/GAMCO Small Company Value Portfolio	6.0
EQ/International Core PLUS Portfolio	5.3
EQ/BlackRock Basic Value Equity Portfolio	4.8
EQ/Large Cap Growth PLUS Portfolio	4.6
EQ/GAMCO Mergers & Acquisitions Portfolio	4.4
EQ/Large Cap Core PLUS Portfolio	4.4
EQ/Davis New York Venture Portfolio	4.3
EQ/Global Multi-Sector Equity Portfolio	4.1
EQ/Global Bond PLUS Portfolio	3.9
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	3.7
EQ/AllianceBernstein Small Cap Growth Portfolio	3.7
SPDR Barclays Capital High Yield Bond ETF	3.1
EQ/PIMCO Ultra Short Bond Portfolio	3.0
EQ/MFS International Growth Portfolio	3.0
Vanguard REIT ETF	2.8
Multimanager Core Bond Portfolio	2.6
EQ/Boston Advisors Equity Income Portfolio	2.2
iShares S&P North American Natural Resources Sector Index Fund	2.0
iShares JP Morgan USD Emerging Markets Bond Fund	2.0
iShares MSCI EAFE Small Cap Index Fund	1.7
Multimanager Large Cap Core Equity Portfolio	1.7
EQ/Equity Growth PLUS Portfolio	1.7
Multimanager Small Cap Growth Portfolio	1.4
Multimanager Large Cap Value Portfolio	1.4
iShares Cohen & Steers Realty Majors Index Fund	1.4
Multimanager Mid Cap Value Portfolio	1.3
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	1.2
EQ/AXA Franklin Small Cap Value Core Portfolio	1.1
EQ/Large Cap Value PLUS Portfolio	1.0
iShares Silver Trust	0.9
EQ/International Value PLUS Portfolio	0.9
iShares S&P Developed ex-U.S. Property Index Fund	0.9
Multimanager International Equity Portfolio	0.9
iShares S&P Latin America 40 Index Fund	0.9
iShares FTSE China 25 Index Fund	0.8
EQ/Intermediate Government Bond Index Portfolio	0.8
Multimanager Mid Cap Growth Portfolio	0.7
iShares S&P Global Energy Sector Index Fund	0.6
iShares MSCI Emerging Markets Index Fund	0.5
SPDR S&P Emerging Asia Pacific ETF	0.4
EQ/Core Bond Index Portfolio	0.4
Multimanager Small Cap Value Portfolio	0.3
iShares S&P Global Clean Energy Index Fund	0.3
EQ/Small Company Index Portfolio	0.2
SPDR S&P Emerging Markets SmallCap ETF	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

ALL ASSET ALLOCATION PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$923.20	$0.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.24	0.98
Class IB
Actual	1,000.00	922.10	2.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.53	2.70

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio*‡	593,624	$9,312,581
EQ/AXA Franklin Small Cap Value Core Portfolio‡	298,644	2,754,249
EQ/BlackRock Basic Value Equity Portfolio‡	925,675	12,080,075
EQ/Boston Advisors Equity Income Portfolio‡	1,061,904	5,446,561
EQ/Core Bond Index Portfolio‡	88,916	887,504
EQ/Davis New York Venture Portfolio‡	1,166,191	10,786,994
EQ/Equity Growth PLUS Portfolio‡	299,092	4,201,603
EQ/GAMCO Mergers & Acquisitions Portfolio‡	899,120	10,966,873
EQ/GAMCO Small Company Value Portfolio‡	401,038	14,924,303
EQ/Global Bond PLUS Portfolio‡	972,052	9,754,622
EQ/Global Multi-Sector Equity Portfolio‡	958,413	10,291,137
EQ/Intermediate Government Bond Index Portfolio‡	185,220	1,918,976
EQ/International Core PLUS Portfolio‡	1,726,516	13,326,769
EQ/International Value PLUS Portfolio‡	236,010	2,260,285
EQ/Large Cap Core PLUS Portfolio‡	1,655,155	10,922,230
EQ/Large Cap Growth PLUS Portfolio‡	713,339	11,643,768
EQ/Large Cap Value PLUS Portfolio‡	272,040	2,598,430
EQ/MFS International Growth Portfolio‡	1,325,191	7,392,365
EQ/PIMCO Ultra Short Bond Portfolio‡	749,185	7,398,269
EQ/Small Company Index Portfolio‡	60,967	552,990
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	80,100	9,346,869
iShares Cohen & Steers Realty Majors Index Fund	49,900	3,503,978
iShares COMEX Gold Trust*	1,060,600	16,152,938
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	47,120	2,895,053
iShares FTSE China 25 Index Fund	56,900	1,984,103
iShares JP Morgan USD Emerging Markets Bond Fund	46,160	5,066,060
iShares MSCI EAFE Small Cap Index Fund	125,000	4,345,000
iShares MSCI Emerging Markets Index Fund	32,800	1,244,432
iShares S&P Developed ex-U.S. Property Index Fund	79,800	2,196,894
iShares S&P Global Clean Energy Index Fund	98,410	838,453

iShares S&P Global Energy Sector Index Fund	42,560	$1,625,366
iShares S&P Latin America 40 Index Fund	50,500	2,149,785
iShares S&P North American Natural Resources Sector Index Fund	134,260	5,101,880
iShares Silver Trust*	84,950	2,288,553
Multimanager Core Bond Portfolio‡	615,048	6,421,063
Multimanager International Equity Portfolio‡	245,409	2,177,354
Multimanager Large Cap Core Equity Portfolio‡	451,089	4,234,522
Multimanager Large Cap Value Portfolio‡	385,823	3,524,770
Multimanager Mid Cap Growth Portfolio*‡	219,608	1,874,509
Multimanager Mid Cap Value Portfolio‡	377,446	3,294,027
Multimanager Small Cap Growth Portfolio*‡	470,563	3,536,215
Multimanager Small Cap Value Portfolio‡	87,711	860,069
SPDR Barclays Capital High Yield Bond ETF	202,700	7,793,815
SPDR S&P Emerging Asia Pacific ETF	16,200	1,069,038
SPDR S&P Emerging Markets SmallCap ETF	10,400	392,392
Vanguard REIT ETF	119,900	6,954,200

Total Investments (97.6%) (Cost $247,757,104)		250,291,922
Other Assets Less Liabilities (2.4%)		6,244,473

Net Assets (100%)		$256,536,395

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/AllianceBernstein Small Cap Growth Portfolio(aa)	$4,651,462	$5,652,081	$310,899	$9,312,581	$—	$388,784
EQ/AXA Franklin Small Cap Value Core Portfolio(bb)	3,309,224	128,671	385,111	2,754,249	10,704	1,943
EQ/BlackRock Basic Value Equity Portfolio(cc)	11,824,720	1,807,976	1,126,259	12,080,075	184,561	(2,880)
EQ/Boston Advisors Equity Income Portfolio(dd)	4,560,199	2,103,635	1,141,371	5,446,561	117,067	147,217
EQ/Core Bond Index Portfolio(ee)	2,417,882	247,206	1,801,888	887,504	18,893	(3,747)
EQ/Davis New York Venture Portfolio(ff)	12,173,100	456,603	1,221,649	10,786,994	61,604	60,901
EQ/Equity Growth PLUS Portfolio(gg)	3,632,986	1,132,683	351,781	4,201,603	22,507	(1,368)
EQ/GAMCO Mergers & Acquisitions Portfolio(hh)	10,839,094	2,734,136	2,341,956	10,966,873	47,511	399,515
EQ/GAMCO Small Company Value Portfolio(ii)	15,315,349	2,593,274	2,118,444	14,924,303	47,444	425,110
EQ/Global Bond PLUS Portfolio(jj)	15,390,469	946,966	6,547,582	9,754,622	349,535	312,182
EQ/Global Multi-Sector Equity Portfolio(kk)	12,518,466	593,849	1,181,826	10,291,137	233,034	(24,091)
EQ/Intermediate Government Bond Index Portfolio(ll)	3,019,402	97,788	1,308,480	1,918,976	12,412	(26,778)
EQ/International Core PLUS Portfolio(mm)	17,248,788	1,009,949	1,768,671	13,326,769	465,985	(13,177)
EQ/International Value PLUS Portfolio(nn)	3,430,619	375,346	1,070,206	2,260,285	58,642	(12,111)
EQ/Large Cap Core PLUS Portfolio(oo)	12,958,058	868,285	1,896,606	10,922,230	150,584	457,038
EQ/Large Cap Growth PLUS Portfolio(pp)	17,098,970	1,044,786	5,700,137	11,643,768	78,403	410,296
EQ/Large Cap Value PLUS Portfolio(qq)	3,844,227	176,387	1,033,232	2,598,430	38,227	274,819
EQ/MFS International Growth Portfolio(rr)	5,074,227	3,613,063	420,207	7,392,365	70,034	221,396
EQ/PIMCO Ultra Short Bond Portfolio(ss)	3,953,019	8,631,775	5,131,754	7,398,269	58,177	(772)
EQ/Small Company Index Portfolio(tt)	574,574	55,401	—	552,990	5,245	50,156
Multimanager Core Bond Portfolio(uu)	13,494,667	962,702	8,106,576	6,421,063	250,315	232,962
Multimanager International Equity Portfolio(vv)	3,022,956	206,698	503,151	2,177,354	48,346	25,897
Multimanager Large Cap Core Equity Portfolio(ww)	4,883,226	171,664	475,147	4,234,522	25,000	(1,061)
Multimanager Large Cap Value Portfolio(xx)	4,155,980	243,110	633,562	3,524,770	47,559	(1,447)
Multimanager Mid Cap Growth Portfolio(yy)	2,077,720	24,800	68,838	1,874,509	—	(126)
Multimanager Mid Cap Value Portfolio(zz)	2,335,555	1,358,479	68,696	3,294,027	8,679	15
Multimanager Small Cap Growth Portfolio(aaa)	3,576,102	1,344,840	631,681	3,536,215	—	21,039
Multimanager Small Cap Value Portfolio(bbb)	979,631	19,030	52,068	860,069	2,734	609

	$198,360,672	$38,601,183	$47,397,778	$175,343,113	$2,413,202	$3,342,321

(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Small Cap Growth Portfolio for Class K in the amount of $8,738,619, representing 580,210 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AXA Franklin Small Cap Value Core Portfolio for Class K in the amount of $2,680,852, representing 304,691 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/BlackRock Basic Value Equity Portfolio for Class K in the amount of $10,798,369, representing 869,608 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Boston Advisors Equity Income Portfolio for Class K in the amount of $4,826,741, representing 989,779 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $892,840, representing 88,098 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Davis New York Venture Portfolio for Class K in the amount of $10,511,501, representing 1,187,238 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Equity Growth PLUS Portfolio for Class K in the amount of $4,237,383, representing 303,660 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hh)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/GAMCO Mergers & Acquisitions Portfolio for Class K in the amount of $9,049,587, representing 722,410 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ii)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/GAMCO Small Company Value Portfolio for Class K in the amount of $14,197,909, representing 402,275 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(jj)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Bond PLUS Portfolio for Class K in the amount of $11,264,689, representing 1,066,254 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(kk)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Multi-Sector Equity Portfolio for Class K in the amount of $10,910,451, representing 962,636 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ll)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $1,948,198, representing 188,289 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(mm)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Core PLUS Portfolio for Class K in the amount of $14,707,335, representing 1,718,463 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(nn)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Value PLUS Portfolio for Class K in the amount of $2,532,271, representing 242,963 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(oo)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Core PLUS Portfolio for Class K in the amount of $10,780,010, representing 1,643,572 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(pp)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Growth PLUS Portfolio for Class K in the amount of $13,674,297, representing 850,912 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(qq)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Value PLUS Portfolio for Class K in the amount of $2,564,152, representing 274,820 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(rr)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/MFS International Growth Portfolio for Class K in the amount of $6,122,216, representing 1,037,813 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ss)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/PIMCO Ultra Short Bond Portfolio for Class K in the amount of $10,213,146, representing 1,024,778 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(tt)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Small Company Index Portfolio for Class K in the amount of $512,461, representing 54,636 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(uu)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Core Bond Portfolio for Class K in the amount of $6,614,818, representing 611,047 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(vv)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager International Equity Portfolio for Class K in the amount of $2,387,430, representing 248,084 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ww)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Core Equity Portfolio for Class K in the amount of $4,273,842, representing 459,067 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(xx)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Value Portfolio for Class K in the amount of $3,527,636, representing 395,176 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(yy)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Growth Portfolio for Class K in the amount of $1,891,387, representing 224,721 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(zz)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Value Portfolio for Class K in the amount of $2,555,208, representing 289,272 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(aaa)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Small Cap Growth Portfolio for Class K in the amount of $3,628,766, representing 480,707 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bbb)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Small Cap Value Portfolio for Class K in the amount of $845,225, representing 88,558 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The	following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$74,948,809	$—	$—	$74,948,809
Investment Companies	—	175,343,113	—	175,343,113

Total Assets	$74,948,809	$175,343,113	$—	$250,291,922

Total Liabilities	$—	$—	$—	$—

Total	$74,948,809	$175,343,113	$—	$250,291,922

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$52,368,227
Net Proceeds of Sales and Redemptions:
Investment Companies	$63,533,662

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,383,587
Aggregate gross unrealized depreciation	(21,037,236)

Net unrealized appreciation	$2,346,351

Federal income tax cost of investments	$247,945,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $182,291,139)	$175,343,113
Unaffiliated Issuers (Cost $65,465,965)	74,948,809
Cash	6,521,694
Dividends, interest and other receivables	123,305
Receivable from Separate Accounts for Trust shares sold	40,805
Receivable from investment manager	3,149
Other assets	2,566

Total assets	256,983,441

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	249,306
Payable for securities purchased	141,602
Distribution fees payable - Class IB	53,816
Trustees’ fees payable	143
Accrued expenses	2,179

Total liabilities	447,046

NET ASSETS	$256,536,395

Net assets were comprised of:
Paid in capital	$349,973,358
Accumulated undistributed net investment income (loss)	367,507
Accumulated undistributed net realized gain (loss) on investments	(96,339,288)
Net unrealized appreciation (depreciation) on investments	2,534,818

Net assets	$256,536,395

Class IA
Net asset value, offering and redemption price per share, $4,032,015 / 235,663 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.11

Class IB
Net asset value, offering and redemption price per share, $252,504,380 / 14,725,658 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($2,413,202 of dividend income received from affiliates)	$4,580,506
Interest	2,467

Total income	4,582,973

EXPENSES
Distribution fees - Class IB	676,279
Administrative fees	442,670
Investment management fees	273,443
Tax expense	236,964
Custodian fees	81,500
Printing and mailing expenses	41,745
Professional fees	38,257
Trustees’ fees	6,817
Miscellaneous	4,230

Gross expenses	1,801,905
Less: Waiver from investment advisor	(615,401)
Reimbursement from investment advisor†	(236,964)

Net expenses	949,540

NET INVESTMENT INCOME (LOSS)	3,633,433

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities ($1,522,718 of realized gain (loss) from affiliates)	4,012,227
Net distributions of realized gain received from Underlying Portfolios ($1,819,603 received from affiliates)	1,902,289

Net realized gain (loss)	5,914,516

Net change in unrealized appreciation (depreciation) on securities	(18,594,001)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,679,485)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,046,052)

†	Reimbursement from affiliate for tax expense.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,633,433	$3,555,126
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	5,914,516	(4,115,435)
Net change in unrealized appreciation (depreciation) on investments	(18,594,001)	37,606,596

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,046,052)	37,046,287

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(67,982)	(27,314)
Class IB	(3,790,165)	(3,781,082)

	(3,858,147)	(3,808,396)

Distributions from net realized capital gains
Class IA	(93,773)	(39,376)
Class IB	(6,347,476)	(6,965,180)

	(6,441,249)	(7,004,556)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,299,396)	(10,812,952)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 172,795 and 106,264 shares, respectively ]	3,229,218	1,839,964
Capital shares issued in reinvestment of dividends and distributions [ 9,446 and 3,661 shares, respectively ]	161,755	66,690
Capital shares repurchased [ (40,815) and (16,320) shares, respectively ]	(758,658)	(272,696)

Total Class IA transactions	2,632,315	1,633,958

Class IB
Capital shares sold [ 1,372,706 and 881,360 shares, respectively ]	25,279,242	15,565,359
Capital shares issued in reinvestment of dividends and distributions [ 590,282 and 592,437 shares, respectively ]	10,137,641	10,746,262
Capital shares repurchased [ (2,233,434) and (2,538,590) shares, respectively ]	(41,318,782)	(44,052,888)

Total Class IB transactions	(5,901,899)	(17,741,267)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,269,584)	(16,107,309)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,615,032)	10,126,026
NET ASSETS:
Beginning of year	279,151,427	269,025,401

End of year (a)	$256,536,395	$279,151,427

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$367,507	$247,670

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$18.46	$16.72	$16.39

Income (loss) from investment operations:
Net investment income (loss) (x)	0.36 (e)	0.51 (e)	0.25 (e)
Net realized and unrealized gain (loss) on investments	(0.96)	2.02	0.69

Total from investment operations	(0.60)	2.53	0.94

Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.36)
Distributions from net realized gains	(0.44)	(0.48)	(0.25)

Total dividends and distributions	(0.75)	(0.79)	(0.61)

Net asset value, end of period	$17.11	$18.46	$16.72

Total return (b)	(3.23)%	15.20%	5.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,032	$1,739	$11
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.39%	0.35%	0.43%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.95%	2.89%	8.39%
Before waivers and reimbursements (a)(f)(x)	1.66%	2.64%	8.06%
Portfolio turnover rate	19%	27%	44%

	Year Ended December 31,
Class IB	2011		2010		2009		2008	2007
Net asset value, beginning of year	$18.50		$16.75		$13.76		$21.26	$21.12

Income (loss) from investment operations:
Net investment income (loss) (x)	0.24	(e)	0.23	(e)	0.31	(e)	0.28 (e)	0.31 (e)
Net realized and unrealized gain (loss) on investments	(0.89)		2.26		3.28		(6.65)	0.63

Total from investment operations	(0.65)		2.49		3.59		(6.37)	0.94

Less distributions:
Dividends from net investment income	(0.26)		(0.26)		(0.32)		(0.42)	(0.80)
Distributions from net realized gains	(0.44)		(0.48)		(0.28)		(0.71)	—

Total dividends and distributions	(0.70)		(0.74)		(0.60)		(1.13)	(0.80)

Net asset value, end of year	$17.15		$18.50		$16.75		$13.76	$21.26

Total return	(3.46)%		14.95%		26.12%		(30.37)%	4.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$252,504		$277,412		$269,015		$245,400	$431,095
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%		0.35%		0.35%		0.35%	0.35%
After waivers, reimbursements and fees paid indirectly (f)	0.35%		0.35%		0.35%		0.35%	0.35%
Before waivers, reimbursements and fees paid indirectly (f)	0.64	%(c)	0.60	%(c)	0.68	%(c)	0.58%	0.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.32%		1.34%		2.06%		1.53%	1.42%
After waivers, reimbursements and fees paid indirectly (f)(x)	1.32%		1.34%		2.06%		1.53%	1.43%
Before waivers, reimbursements and fees paid indirectly (f)(x)	1.01%		1.08%		1.75%		1.29%	1.22%
Portfolio turnover rate	19%		27%		44%		34%	62%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
Since Incept.*
Portfolio – Class IB Shares	0.76%
S&P 500 Index	9.91
Barclays Capital U.S. Aggregate Bond Index	1.42
* Date of inception 9/28/11. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.76% for the period September 28, 2011 through December 31, 2011. This compares to the returns of the following broad market benchmarks: the S&P 500 Index 9.91% and the Barclays Capital U.S. Aggregate Bond Index 1.42%.

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	Certain underlying portfolios held a defensive position in short-duration bonds, which lagged their longer term counterparts.

•

Certain underlying portfolios’ use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2011
EQ/Intermediate Government Bond Index Portfolio	89.5%
AXA Tactical Manager 500 Portfolio	6.4
AXA Tactical Manager 2000 Portfolio	1.9
AXA Tactical Manager International Portfolio	1.7
AXA Tactical Manager 400 Portfolio	0.5

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on September 28, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IB†
Actual	$1,000.00	$1,007.60	$2.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.13	4.12

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.81%, multiplied by the average account value over the period, and multiplied by 95/365 (to reflect the actual number of days in the period), and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period).

†  Class IB commenced operations on 9/28/2011.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	117	$1,561
AXA Tactical Manager 400 Portfolio‡	31	434
AXA Tactical Manager 500 Portfolio‡	399	5,183
AXA Tactical Manager International Portfolio‡	135	1,403
EQ/Intermediate Government Bond Index Portfolio‡	7,012	72,646

Total Investments (80.6%) (Cost $81,092)		81,227
Other Assets Less Liabilities (19.4%)		19,577

Net Assets (100%)		$100,804

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2011, were as follows:

Securities	Market Value September 28, 2011*	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio	$—	$2,991	$1,515	$1,561	$5	$67
AXA Tactical Manager 400 Portfolio	—	855	437	434	2	15
AXA Tactical Manager 500 Portfolio	—	10,284	5,286	5,183	46	138
AXA Tactical Manager International Portfolio	—	3,017	1,574	1,403	31	9
EQ/Intermediate Government Bond Index Portfolio	—	154,131	81,374	72,646	561	(8)

	$—	$171,278	$90,186	$81,227	$645	$221

*	The Portfolio commenced operations on September 28, 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$81,227	$—	$81,227

Total Assets	$—	$81,227	$—	$81,227

Total Liabilities	$—	$–	$—	$—

Total	$—	$81,227	$—	$81,227

Investment security transactions for the period ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$171,278
Net Proceeds of Sales and Redemptions:
Investment Companies	$90,407

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$224
Aggregate gross unrealized depreciation	(185)

Net unrealized appreciation	$39

Federal income tax cost of investments	$81,188

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $81,092)	$81,227
Deferred offering costs	23,186
Receivable from investment manager	20,775

Total assets	125,188

LIABILITIES
Overdraft payable	367
Distribution fees payable - Class IB	24
Trustees’ fees payable	1
Accrued expenses	23,992

Total liabilities	24,384

NET ASSETS	$100,804

Net assets were comprised of:
Paid in capital	$100,398
Accumulated undistributed net investment income (loss)	50
Accumulated undistributed net realized gain (loss) on investments	221
Net unrealized appreciation (depreciation) on investments	135

Net assets	$100,804

Class IB
Net asset value, offering and redemption price per share, $100,804 / 10,036 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.04

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2011*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$645
Interest	3

Total income	648

EXPENSES
Professional fees	28,500
Custodian fees	10,000
Administrative fees	8,410
Offering costs	8,127
Distribution fees - Class IB	68
Investment management fees	27
Trustees’ fees	1
Miscellaneous	530

Gross expenses	55,663
Less: Waiver from investment advisor	(8,437)
Reimbursement from investment advisor	(47,005)

Net expenses	221

NET INVESTMENT INCOME (LOSS)	427

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	221
Net change in unrealized appreciation (depreciation) on securities	135

NET REALIZED AND UNREALIZED GAIN (LOSS)	356

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$783

*	The Portfolio commenced operations on September 28, 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

September 28, 2011* to December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$427
Net realized gain (loss) on investments	221
Net change in unrealized appreciation (depreciation) on investments	135

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	783

DIVIDENDS:
Dividends from net investment income
Class IB	(441)

TOTAL DIVIDENDS	(441)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 12,470 shares ]	124,852
Capital shares issued in reinvestment of dividends [ 44 shares ]	441
Capital shares repurchased [ (2,478) shares ]	(24,831)

Total Class IB transactions	100,462

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	100,462

TOTAL INCREASE (DECREASE) IN NET ASSETS	100,804
NET ASSETS:
Beginning of period	—

End of period (a)	$100,804

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$50

* The Portfolio commenced operations on September 28, 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	September 28, 2011* to December 31, 2011
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.04	(e)
Net realized and unrealized gain (loss) on investments	0.04

Total from investment operations	0.08

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$10.04

Total return (b)	0.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$101
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.81	%(j)
Before waivers and reimbursements (a)(f)	126.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.57	%(l)
Before waivers and reimbursements (a)(f)(x)	(124.42	)%(l)
Portfolio turnover rate	99%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95%
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.*
Portfolio – Class IB Shares	0.70%	6.02%
S&P 500 Index	2.11	17.08
Barclays Capital U.S. Aggregate
Bond Index	7.84	7.39
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.70% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: the S&P 500 Index 2.11% and the Barclays Capital U.S. Aggregate Bond Index 7.84%.

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	Certain underlying portfolios held a defensive position in short-duration bonds, which lagged their longer term counterparts.

•	In line with broad market performance, the Portfolio’s exposure to international stocks, and small and mid cap stocks also detracted from overall performance.

•

Certain underlying portfolios’ use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2011
EQ/Core Bond Index Portfolio	40.0%
EQ/Intermediate Government Bond Index Portfolio	26.9
AXA Tactical Manager 500 Portfolio	12.8
EQ/AllianceBernstein Short-Term Bond Portfolio	12.7
AXA Tactical Manager 2000 Portfolio	3.5
AXA Tactical Manager International Portfolio	3.0
AXA Tactical Manager 400 Portfolio	1.1

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IB
Actual	$1,000.00	$989.40	$2.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.12	2.11

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.41%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	809,813	$10,811,045
AXA Tactical Manager 400 Portfolio‡	250,574	3,459,859
AXA Tactical Manager 500 Portfolio‡	3,038,180	39,497,525
AXA Tactical Manager International Portfolio‡	903,483	9,415,868
EQ/AllianceBernstein Short-Term Bond Portfolio‡	4,214,520	39,258,778
EQ/Core Bond Index Portfolio‡	12,385,924	123,628,750
EQ/Intermediate Government Bond Index Portfolio‡	8,049,519	83,397,408

Total Investments (99.7%) (Cost $311,946,406)		309,469,233
Other Assets Less Liabilities (0.3%)		904,606

Net Assets (100%)		$310,373,839

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio(aa)(a)	$6,013,508	$7,844,326	$1,774,929	$10,811,045	$27,626	$246,920
AXA Tactical Manager 400 Portfolio(bb)(b)	2,346,831	1,634,385	161,016	3,459,859	9,320	72,089
AXA Tactical Manager 500 Portfolio(cc)(c)	20,655,445	24,965,099	4,564,321	39,497,525	271,050	453,215
AXA Tactical Manager International Portfolio(dd)(d)	5,153,712	6,770,841	923,300	9,415,868	159,008	64,662
EQ/AllianceBernstein Short-Term Bond Portfolio(ee)(e)	57,995,172	9,809,844	26,995,419	39,258,778	1,230,600	(621,106)
EQ/Core Bond Index Portfolio(ff)	58,380,228	72,915,791	9,326,805	123,628,750	2,550,426	(294)
EQ/Intermediate Government Bond Index Portfolio(gg)	18,694,117	68,868,586	5,899,729	83,397,408	503,753	59

	$169,239,013	$192,808,872	$49,645,519	$309,469,233	$4,751,783	$215,545

(a)	Formerly known as AXA Tactical Manager 2000 Portfolio-I.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio-I.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio-I.
(d)	Formerly known as AXA Tactical Manager International Portfolio-I.
(e)	Formerly known as ATM Core Bond Portfolio.
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 2000 Portfolio for Class K in the amount of $9,169,091, representing 700,573 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 400 Portfolio for Class K in the amount of $3,009,829, representing 219,694 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 500 Portfolio for Class K in the amount of $31,337,544, representing 2,470,675 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager International Portfolio for Class K in the amount of $7,925,223, representing 699,903 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Short-Term Bond Portfolio for Class K in the amount of $61,701,448, representing 6,405,783 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $101,073,206, representing 9,973,066 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $52,246,656, representing 5,049,523 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$309,469,233	$—	$309,469,233

Total Assets	$—	$309,469,233	$—	$309,469,233

Total Liabilities	$—	$—	$—	$—

Total	$—	$309,469,233	$—	$309,469,233

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$192,808,872
Net Proceeds of Sales and Redemptions:
Investment Companies	$49,063,619

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,991,543
Aggregate gross unrealized depreciation	(4,523,508)

Net unrealized depreciation	$(2,531,965)

Federal income tax cost of investments	$312,001,198

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $311,946,406)	$309,469,233
Cash	686,881
Receivable from Separate Accounts for Trust shares sold	767,452
Dividends, interest and other receivables	75
Other assets	135

Total assets	310,923,776

LIABILITIES
Payable for securities purchased	404,777
Distribution fees payable - Class IB	64,128
Administrative fees payable	37,398
Payable to Separate Accounts for Trust shares redeemed	19,795
Accrued expenses	23,839

Total liabilities	549,937

NET ASSETS	$310,373,839

Net assets were comprised of:
Paid in capital	$313,197,296
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(346,284)
Net unrealized appreciation (depreciation) on investments	(2,477,173)

Net assets	$310,373,839

Class IB
Net asset value, offering and redemption price per share, $310,373,839 / 28,235,396 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$4,751,783
Interest	553

Total income	4,752,336

EXPENSES
Distribution fees - Class IB	586,917
Administrative fees	384,651
Investment management fees	234,765
Custodian fees	36,500
Professional fees	32,964
Printing and mailing expenses	19,730
Trustees’ fees	5,152
Miscellaneous	4,174

Gross expenses	1,304,853
Less: Waiver from investment advisor	(352,155)

Net expenses	952,698

NET INVESTMENT INCOME (LOSS)	3,799,638

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(581,900)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	797,445

Net realized gain (loss)	215,545

Net change in unrealized appreciation (depreciation) on securities	(2,933,133)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,717,588)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,082,050

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,799,638	$1,642,936
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	215,545	4,157,594
Net change in unrealized appreciation (depreciation) on investments	(2,933,133)	736,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,082,050	6,536,912

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(4,133,858)	(1,940,363)
Distributions from net realized capital gains
Class IB	(3,497,754)	(606,306)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,631,612)	(2,546,669)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 17,325,823 and 13,633,510 shares, respectively ]	194,759,173	150,564,907
Capital shares issued in reinvestment of dividends and distributions [ 693,900 and 227,713 shares, respectively ]	7,631,612	2,546,669
Capital shares repurchased [ (4,904,249) and (1,897,515) shares, respectively ]	(54,955,677)	(21,118,732)

Total Class IB transactions	147,435,108	131,992,844

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	147,435,108	131,992,844

TOTAL INCREASE (DECREASE) IN NET ASSETS	140,885,546	135,983,087
NET ASSETS:
Beginning of year	169,488,293	33,505,206

End of year (a)	$310,373,839	$169,488,293

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2011		2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.21		$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.18	(e)	0.19	(e)	0.56	(e)
Net realized and unrealized gain (loss) on investments	(0.10)		0.57		0.27	†

Total from investment operations	0.08		0.76		0.83

Less distributions:
Dividends from net investment income	(0.15)		(0.13)		(0.19)
Distributions from net realized gains	(0.15)		(0.04)		(0.02)

Total dividends and distributions	(0.30)		(0.17)		(0.21)

Net asset value, end of period	$10.99		$11.21		$10.62

Total return (b)	0.70%		7.23%		8.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$310,374		$169,488		$33,505
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.41	%(j)	0.42	%(j)	0.42	%(j)
Before waivers and reimbursements (a)(f)	0.56%		0.62%		2.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.62%		1.71%		7.82%
Before waivers and reimbursements (a)(f)(x)	1.47%		1.50%		6.24%
Portfolio turnover rate	21%		65%		15%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.*
Portfolio – Class IB Shares	(1.32)%	7.83%
S&P 500 Index	2.11	17.08
Barclays Capital U.S. Aggregate Bond Index	7.84	7.39
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.32)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11% and the Barclays Capital U.S. Aggregate Bond Index 7.84%.

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	Certain underlying portfolios held a defensive position in short-duration bonds, which lagged their longer term counterparts.

•	In line with broad market performance, the Portfolio’s exposure to international stocks, and small and mid cap stocks also detracted from overall performance.

•

Certain underlying portfolios’ use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
EQ/Core Bond Index Portfolio	29.5%
AXA Tactical Manager 500 Portfolio	26.0
EQ/Intermediate Government Bond Index Portfolio	20.1
EQ/AllianceBernstein Short-Term Bond Portfolio	9.3
AXA Tactical Manager 2000 Portfolio	6.9
AXA Tactical Manager International Portfolio	6.2
AXA Tactical Manager 400 Portfolio	2.0

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IB
Actual	$1,000.00	$960.35	$2.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.03	2.20

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.43%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	2,396,642	$31,995,307
AXA Tactical Manager 400 Portfolio‡	667,548	9,217,335
AXA Tactical Manager 500 Portfolio‡	9,307,896	121,006,267
AXA Tactical Manager International Portfolio‡	2,758,633	28,749,749
EQ/AllianceBernstein Short-Term Bond Portfolio‡	4,650,989	43,324,542
EQ/Core Bond Index Portfolio‡	13,771,240	137,456,130

EQ/Intermediate Government Bond Index Portfolio‡	9,036,539	$93,623,474

Total Investments (99.8%) (Cost $470,785,566)		465,372,804
Other Assets Less Liabilities (0.2%)		946,413

Net Assets (100%)		$466,319,217

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio(aa)(a)	$21,400,565	$18,567,080	$3,686,835	$31,995,307	$81,336	$673,529
AXA Tactical Manager 400 Portfolio(bb)(b)	6,795,640	3,541,318	160,272	9,217,335	24,741	188,717
AXA Tactical Manager 500 Portfolio(cc)(c)	71,489,651	64,612,036	9,976,014	121,006,267	827,420	1,587,362
AXA Tactical Manager International Portfolio(dd)(d)	17,614,298	16,711,989	595,152	28,749,749	483,327	193,182
EQ/AllianceBernstein Short-Term Bond Portfolio(ee)(e)	75,828,563	13,775,091	44,781,608	43,324,542	1,358,454	(1,088,778)
EQ/Core Bond Index Portfolio(ff)	74,134,845	71,077,785	9,984,351	137,456,130	2,821,253	1,082
EQ/Intermediate Government Bond Index Portfolio(gg)	23,261,011	71,753,557	3,334,457	93,623,474	558,001	5,479

	$290,524,573	$260,038,856	$72,518,689	$465,372,804	$6,154,532	$1,560,573

(a)	Formerly known as AXA Tactical Manager 2000 Portfolio-I.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio-I.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio-I.
(d)	Formerly known as AXA Tactical Manager International Portfolio-I.
(e)	Formerly known as ATM Core Bond Portfolio.
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 2000 Portfolio for Class K in the amount of $28,231,654, representing 2,157,066 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 400 Portfolio for Class K in the amount of $7,859,759, representing 573,701 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 500 Portfolio for Class K in the amount of $92,815,016, representing 7,317,604 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager International Portfolio for Class K in the amount of $23,717,875, representing 2,094,605 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Short-Term Bond Portfolio for Class K in the amount of $77,935,922, representing 8,091,230 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $109,253,859, representing 10,780,265 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $49,896,296, representing 4,822,366 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Assets:
Investment Companies
Investment Companies	$—	$465,372,804	$—	$465,372,804

Total Assets	$—	$465,372,804	$—	$465,372,804

Total Liabilities	$—	$—	$—	$—

Total	$—	$465,372,804	$—	$465,372,804

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$260,038,856
Net Proceeds of Sales and Redemptions:
Investment Companies	$71,701,801

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,030,250
Aggregate gross unrealized depreciation	(8,509,429)

Net unrealized depreciation	$(5,479,179)

Federal income tax cost of investments	$470,851,983

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $470,785,566)	$465,372,804
Cash	1,032,481
Receivable from Separate Accounts for Trust shares sold	1,306,048
Dividends, interest and other receivables	78
Other assets	227

Total assets	467,711,638

LIABILITIES
Payable for securities purchased	1,124,379
Distribution fees payable - Class IB	95,510
Payable to Separate Accounts for Trust shares redeemed	81,994
Administrative fees payable	60,067
Investment management fees payable	4,595
Accrued expenses	25,876

Total liabilities	1,392,421

NET ASSETS	$466,319,217

Net assets were comprised of:
Paid in capital	$472,280,152
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(548,173)
Net unrealized appreciation (depreciation) on investments	(5,412,762)

Net assets	$466,319,217

Class IB
Net asset value, offering and redemption price per share, $466,319,217 / 40,554,201 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.50

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$6,154,532
Interest	340

Total income	6,154,872

EXPENSES
Distribution fees - Class IB	932,861
Administrative fees	592,219
Investment management fees	373,142
Custodian fees	37,500
Professional fees	35,112
Printing and mailing expenses	31,009
Trustees’ fees	8,386
Miscellaneous	6,722

Gross expenses	2,016,951
Less: Waiver from investment advisor	(428,784)

Net expenses	1,588,167

NET INVESTMENT INCOME (LOSS)	4,566,705

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(816,888)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	2,377,461

Net realized gain (loss)	1,560,573
Net change in unrealized appreciation (depreciation) on securities	(12,671,936)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,111,363)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,544,658)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,566,705	$2,234,108
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	1,560,573	7,375,804
Net change in unrealized appreciation (depreciation) on investments	(12,671,936)	7,095,389

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,544,658)	16,705,301

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(5,554,942)	(3,125,820)

Distributions from net realized capital gains
Class IB	(6,320,642)	(1,293,922)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,875,584)	(4,419,742)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 18,386,956 and 20,059,746 shares, respectively ]	219,418,484	231,983,508
Capital shares issued in reinvestment of dividends and distributions [ 1,034,999 and 369,151 shares, respectively ]	11,875,584	4,419,742
Capital shares repurchased [ (3,049,478) and (1,180,166) shares, respectively ]	(36,612,376)	(13,712,115)

Total Class IB transactions	194,681,692	222,691,135

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	194,681,692	222,691,135

TOTAL INCREASE (DECREASE) IN NET ASSETS	176,261,450	234,976,694
NET ASSETS:
Beginning of year	290,057,767	55,081,073

End of year (a)	$466,319,217	$290,057,767

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2011		2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.99		$11.17		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.15	(e)	0.16	(e)	0.46	(e)
Net realized and unrealized gain (loss) on investments	(0.31)		0.85		0.90

Total from investment operations	(0.16)		1.01		1.36

Less distributions:
Dividends from net investment income	(0.14)		(0.13)		(0.15)
Distributions from net realized gains	(0.19)		(0.06)		(0.04)

Total dividends and distributions	(0.33)		(0.19)		(0.19)

Net asset value, end of period	$11.50		$11.99		$11.17

Total return (b)	(1.32)%		9.05%		13.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$466,319		$290,058		$55,081
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.43	%(j)	0.43	%(j)	0.43	%(j)
Before waivers and reimbursements (a)(f)	0.54%		0.58%		1.39%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.22%		1.37%		6.07%
Before waivers and reimbursements (a)(f)(x)	1.11%		1.22%		5.12%
Portfolio turnover rate	19%		51%		22%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.**
Portfolio – Class IA Shares*	(2.08)%	8.51%
Portfolio – Class IB Shares	(2.40)	8.27
S&P 500 Index	2.11	17.08
Barclays Capital U.S. Aggregate Bond Index	7.84	7.39

*   Date of inception 9/11/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 4/30/09.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.40)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: the S&P 500 Index 2.11% and the Barclays Capital U.S. Aggregate Bond Index 7.84%.

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•

Certain underlying portfolios’ use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

•	Certain underlying portfolios held a defensive position in short-duration bonds, which lagged their longer term counterparts.

•	In line with broad market performance, the Portfolio’s exposure to international stocks, and small and mid cap stocks also detracted from overall performance.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
AXA Tactical Manager 500 Portfolio	32.3%
EQ/Core Bond Index Portfolio	24.6
EQ/Intermediate Government Bond Index Portfolio	16.6
AXA Tactical Manager 2000 Portfolio	8.9
EQ/AllianceBernstein Short-Term Bond Portfolio	7.7
AXA Tactical Manager International Portfolio	7.7
AXA Tactical Manager 400 Portfolio	2.2

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$947.52	$1.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.10	1.12
Class IB
Actual	1,000.00	946.73	2.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.85	2.39

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.22% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	6,074,549	$81,095,560
AXA Tactical Manager 400 Portfolio‡	1,440,989	19,896,818
AXA Tactical Manager 500 Portfolio‡	22,659,793	294,586,125
AXA Tactical Manager International Portfolio‡	6,756,878	70,418,420
EQ/AllianceBernstein Short-Term Bond Portfolio‡	7,560,161	70,423,845
EQ/Core Bond Index Portfolio‡	22,505,651	224,637,694
EQ/Intermediate Government Bond Index Portfolio‡	14,553,510	150,782,296

Total Investments (99.9%) (Cost $926,740,042)		911,840,758
Other Assets Less Liabilities (0.1%)		827,809

Net Assets (100%)		$912,668,567

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio(aa)(a)	$51,210,597	$46,696,536	$6,058,123	$81,095,560	$207,633	$1,691,447
AXA Tactical Manager 400 Portfolio(bb)(b)	13,607,274	8,393,676	11,345	19,896,818	53,646	404,615
AXA Tactical Manager 500 Portfolio(cc)(c)	165,009,082	158,645,857	15,908,302	294,586,125	2,025,661	3,719,827
AXA Tactical Manager International Portfolio(dd)(d)	41,113,105	41,800,567	46,793	70,418,420	1,190,956	476,029
EQ/AllianceBernstein Short-Term Bond Portfolio(ee)(e)	116,155,802	29,388,121	72,468,684	70,423,845	2,208,032	(1,518,683)
EQ/Core Bond Index Portfolio(ff)	113,246,777	121,835,946	13,996,053	224,637,694	4,641,812	2,867
EQ/Intermediate Government Bond Index Portfolio(gg)	35,546,061	113,876,933	1,921,269	150,782,296	907,672	12,050

	$535,888,698	$520,637,636	$110,410,569	$911,840,758	$11,235,412	$4,788,152

(a)	Formerly known as AXA Tactical Manager 2000 Portfolio-I.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio-I.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio-I.
(d)	Formerly known as AXA Tactical Manager International Portfolio-I.
(e)	Formerly known as ATM Core Bond Portfolio.
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 2000 Portfolio for Class K in the amount of $70,854,152, representing 5,413,678 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 400 Portfolio for Class K in the amount of $16,808,211, representing 1,226,868 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 500 Portfolio for Class K in the amount of $228,122,902, representing 17,985,377 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager International Portfolio for Class K in the amount of $58,213,746, representing 5,141,051 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Short-Term Bond Portfolio for Class K in the amount of $123,592,649, representing 12,831,266 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $177,670,582, representing 17,531,060 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $84,856,470, representing 8,201,189 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$911,840,758	$—	$911,840,758

Total Assets	$—	$911,840,758	$—	$911,840,758

Total Liabilities	$—	$—	$—	$—

Total	$—	$911,840,758	$—	$911,840,758

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$520,637,636
Net Proceeds of Sales and Redemptions:
Investment Companies	$109,367,317

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,296,050
Aggregate gross unrealized depreciation	(19,295,559)

Net unrealized depreciation	$(14,999,509)

Federal income tax cost of investments	$926,840,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $926,740,042)	$911,840,758
Cash	3,307,123
Receivable from Separate Accounts for Trust shares sold	1,853,935
Dividends, interest and other receivables	103
Other assets	428

Total assets	917,002,347

LIABILITIES
Payable for securities purchased	3,891,875
Distribution fees payable - Class IB	188,142
Administrative fees payable	115,705
Payable to Separate Accounts for Trust shares redeemed	63,345
Investment management fees payable	38,412
Accrued expenses	36,301

Total liabilities	4,333,780

NET ASSETS	$912,668,567

Net assets were comprised of:
Paid in capital	$928,224,773
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(656,922)
Net unrealized appreciation (depreciation) on investments	(14,899,284)

Net assets	$912,668,567

Class IA
Net asset value, offering and redemption price per share, $554,656 / 47,626 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.65

Class IB
Net asset value, offering and redemption price per share, $912,113,911 / 78,237,134 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.66

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$11,235,412
Interest	479

Total income	11,235,891

EXPENSES
Distribution fees - Class IB	1,821,164
Administrative fees	1,125,831
Investment management fees	728,879
Printing and mailing expenses	61,514
Professional fees	40,481
Custodian fees	40,000
Trustees’ fees	16,192
Miscellaneous	12,371

Gross expenses	3,846,432
Less: Waiver from investment advisor	(475,211)

Net expenses	3,371,221

NET INVESTMENT INCOME (LOSS)	7,864,670

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(1,043,252)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	5,831,404

Net realized gain (loss)	4,788,152

Net change in unrealized appreciation (depreciation) on securities	(34,275,007)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(29,486,855)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,622,185)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,864,670	$3,557,504
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	4,788,152	13,344,706
Net change in unrealized appreciation (depreciation) on investments	(34,275,007)	18,428,101

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,622,185)	35,330,311

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(7,736)	(4,927)
Class IB	(10,265,023)	(5,803,239)

	(10,272,759)	(5,808,166)

Distributions from net realized capital gains
Class IA	(4,834)	(1,631)
Class IB	(11,786,041)	(2,352,244)

	(11,790,875)	(2,353,875)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(22,063,634)	(8,162,041)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 133,317 and 92,945 shares, respectively ]	1,574,942	1,077,661
Capital shares issued in reinvestment of dividends and distributions [ 1,084 and 536 shares, respectively ]	12,570	6,558
Capital shares repurchased [ (116,296) and (99,708) shares, respectively ]	(1,402,627)	(1,155,529)

Total Class IA transactions	184,885	(71,310)

Class IB
Capital shares sold [ 35,149,474 and 35,334,565 shares, respectively ]	428,492,414	413,965,188
Capital shares issued in reinvestment of dividends and distributions [ 1,898,708 and 666,023 shares, respectively ]	22,051,064	8,155,483
Capital shares repurchased [ (2,537,416) and (1,032,021) shares, respectively ]	(31,054,874)	(12,118,359)

Total Class IB transactions	419,488,604	410,002,312

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	419,673,489	409,931,002

TOTAL INCREASE (DECREASE) IN NET ASSETS	375,987,670	437,099,272
NET ASSETS:
Beginning of year	536,680,897	99,581,625

End of year (a)	$912,668,567	$536,680,897

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010		September 11, 2009* to December 31, 2009
Net asset value, beginning of period	$12.25		$11.31		$11.18

Income (loss) from investment operations:
Net investment income (loss) (x)	0.18	(e)	0.05	(e)	0.16	(e)
Net realized and unrealized gain (loss) on investments	(0.44)		1.12		0.17

Total from investment operations	(0.26)		1.17		0.33

Less distributions:
Dividends from net investment income	(0.16)		(0.17)		(0.15)
Distributions from net realized gains	(0.18)		(0.06)		(0.05)

Total dividends and distributions	(0.34)		(0.23)		(0.20)

Net asset value, end of period	$11.65		$12.25		$11.31

Total return (b)	(2.08)%		10.31%		2.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$555		$362		$404
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.21	%(j)	0.22	%(j)	0.15	%(j)
Before waivers and reimbursements (a)(f)	0.28%		0.31%		0.54%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.47%		0.46%		4.53%
Before waivers and reimbursements (a)(f)(x)	1.40%		0.36%		4.14%
Portfolio turnover rate	15%		45%		30%

	Year Ended December 31,
Class IB	2011		2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$12.27		$11.32		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.13	(e)	0.15	(e)	0.37	(e)
Net realized and unrealized gain (loss) on investments	(0.42)		1.00		1.13

Total from investment operations	(0.29)		1.15		1.50

Less distributions:
Dividends from net investment income	(0.14)		(0.14)		(0.13)
Distributions from net realized gains	(0.18)		(0.06)		(0.05)

Total dividends and distributions	(0.32)		(0.20)		(0.18)

Net asset value, end of period	$11.66		$12.27		$11.32

Total return (b)	(2.40)%		10.11%		15.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$912,114		$536,319		$99,177
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.46	%(j)	0.47	%(c)(j)	0.47	%(j)
Before waivers and reimbursements (a)(f)	0.53%		0.56	%(c)	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.08%		1.23%		4.92%
Before waivers and reimbursements (a)(f)(x)	1.01%		1.14%		4.38%
Portfolio turnover rate	15%		45%		30%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.80% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.*
Portfolio – Class IB Shares	(3.36)%	9.84%
S&P 500 Index	2.11	17.08
Barclays Capital U.S. Aggregate Bond Index	7.84	7.39
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.36)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11% and the Barclays Capital U.S. Aggregate Bond Index 7.84%.

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•

Certain underlying portfolios’ use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

•	Certain underlying portfolios held a defensive position in short-duration bonds, which lagged their longer term counterparts.

•	In line with broad market performance, the Portfolio’s exposure to international stocks, and small and mid cap stocks also detracted from overall performance.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
AXA Tactical Manager 500 Portfolio	38.8%
EQ/Core Bond Index Portfolio	19.7
EQ/Intermediate Government Bond Index Portfolio	12.9
AXA Tactical Manager 2000 Portfolio	10.8
AXA Tactical Manager International Portfolio	9.1
EQ/AllianceBernstein Short-Term Bond Portfolio	6.3
AXA Tactical Manager 400 Portfolio	2.4

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IB
Actual	$1,000.00	$933.10	$2.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.66	2.57

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.50%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	18,493,300	$246,886,562
AXA Tactical Manager 400 Portfolio‡	3,893,226	53,756,689
AXA Tactical Manager 500 Portfolio‡	68,178,664	886,349,165
AXA Tactical Manager International Portfolio‡	20,068,389	209,147,520
EQ/AllianceBernstein Short-Term Bond Portfolio‡	15,419,066	143,630,522
EQ/Core Bond Index Portfolio‡	45,209,276	451,251,458
EQ/Intermediate Government Bond Index Portfolio‡	28,469,212	294,956,562

Total Investments (100.0%) (Cost $2,339,406,591)		2,285,978,478
Other Assets Less Liabilities (0.0%)		197,451

Net Assets (100%)		$2,286,175,929

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio(aa)(a)	$148,227,952	$146,945,014	$15,013,874	$246,886,562	$634,352	$5,180,698
AXA Tactical Manager 400 Portfolio(bb)(b)	34,344,714	25,309,998	1,573	53,756,689	145,240	1,104,603
AXA Tactical Manager 500 Portfolio(cc)(c)	477,297,447	488,817,096	36,647,710	886,349,165	6,112,051	11,277,309
AXA Tactical Manager International Portfolio(dd)(d)	120,741,698	126,924,367	6,815	209,147,520	3,552,069	1,461,624
EQ/AllianceBernstein Short-Term Bond Portfolio(ee)(e)	225,343,882	61,650,047	137,642,813	143,630,522	4,502,937	(2,642,812)
EQ/Core Bond Index Portfolio(ff)	216,225,836	264,288,197	36,509,468	451,251,458	9,356,887	5,203
EQ/Intermediate Government Bond Index Portfolio(gg)	67,784,033	227,651,257	7,483,817	294,956,562	1,790,296	29,107

	$1,289,965,562	$1,341,585,976	$233,306,070	$2,285,978,478	$26,093,832	$16,415,732

(a)	Formerly known as AXA Tactical Manager 2000 Portfolio-I.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio-I.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio-I.
(d)	Formerly known as AXA Tactical Manager International Portfolio-I.
(e)	Formerly known as ATM Core Bond Portfolio.
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 2000 Portfolio for Class K in the amount of $217,143,293, representing 16,591,037 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 400 Portfolio for Class K in the amount of $45,972,715, representing 3,355,649 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 500 Portfolio for Class K in the amount of $709,103,834, representing 55,906,267 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager International Portfolio for Class K in the amount of $179,092,587, representing 15,816,267 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Short-Term Bond Portfolio for Class K in the amount of $242,950,746, representing 25,222,905 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $365,256,579, representing 36,040,491 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $182,744,912, representing 17,661,889 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$2,285,978,478	$—	$2,285,978,478

Total Assets	$—	$2,285,978,478	$—	$2,285,978,478

Total Liabilities	$—	$—	$—	$—

Total	$—	$2,285,978,478	$—	$2,285,978,478

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$1,341,585,976
Net Proceeds of Sales and Redemptions:
Investment Companies	$231,869,863

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,417,745
Aggregate gross unrealized depreciation	(62,052,805)

Net unrealized depreciation	$(53,635,060)

Federal income tax cost of investments	$2,339,613,538

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,339,406,591)	$2,285,978,478
Cash	864,979
Receivable from Separate Accounts for Trust shares sold	4,478,441
Dividends, interest and other receivables	57
Other assets	1,027

Total assets	2,291,322,982

LIABILITIES
Payable for securities purchased	4,091,488
Distribution fees payable - Class IB	472,179
Administrative fees payable	286,069
Investment management fees payable	177,542
Payable to Separate Accounts for Trust shares redeemed	70,993
Accrued expenses	48,782

Total liabilities	5,147,053

NET ASSETS	$2,286,175,929

Net assets were comprised of:
Paid in capital	$2,340,462,270
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(858,228)
Net unrealized appreciation (depreciation) on investments	(53,428,113)

Net assets	$2,286,175,929

Class IB
Net asset value, offering and redemption price per share, $2,286,175,929 / 188,116,880 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$26,093,832
Interest	385

Total income	26,094,217

EXPENSES
Distribution fees - Class IB	4,573,451
Administrative fees	2,776,584
Investment management fees	1,829,367
Printing and mailing expenses	155,097
Professional fees	57,702
Trustees’ fees	40,340
Custodian fees	37,500
Miscellaneous	28,994

Gross expenses	9,499,035
Less: Waiver from investment advisor	(351,088)

Net expenses	9,147,947

NET INVESTMENT INCOME (LOSS)	16,946,270

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(1,436,207)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	17,851,939

Net realized gain (loss)	16,415,732

Net change in unrealized appreciation (depreciation) on securities	(112,266,990)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(95,851,258)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(78,904,988)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,946,270	$7,201,325
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	16,415,732	31,374,050
Net change in unrealized appreciation (depreciation) on investments	(112,266,990)	55,517,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(78,904,988)	94,093,050

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(24,311,178)	(13,566,884)

Distributions from net realized capital gains
Class IB	(29,452,487)	(5,500,132)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(53,763,665)	(19,067,016)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 86,366,249 and 81,469,544 shares, respectively ]	1,110,168,770	994,619,486
Capital shares issued in reinvestment of dividends and distributions [ 4,447,583 and 1,480,731 shares, respectively ]	53,763,665	19,067,016
Capital shares repurchased [ (2,707,511) and (1,498,075) shares, respectively ]	(34,812,820)	(18,266,829)

Total Class IB transactions	1,129,119,615	995,419,673

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,129,119,615	995,419,673

TOTAL INCREASE (DECREASE) IN NET ASSETS	996,450,962	1,070,445,707
NET ASSETS:
Beginning of year	1,289,724,967	219,279,260

End of year (a)	$2,286,175,929	$1,289,724,967

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2011		2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$12.90		$11.82		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12	(e)	0.13	(e)	0.31	(e)
Net realized and unrealized gain (loss) on investments	(0.56)		1.15		1.69

Total from investment operations	(0.44)		1.28		2.00

Less distributions:
Dividends from net investment income	(0.13)		(0.14)		(0.11)
Distributions from net realized gains	(0.18)		(0.06)		(0.07)

Total dividends and distributions	(0.31)		(0.20)		(0.18)

Net asset value, end of period	$12.15		$12.90		$11.82

Total return (b)	(3.36)%		10.84%		19.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,286,176		$1,289,725		$219,279
Ratio of expenses to average net assets:
After waivers (a)(f)	0.50	%(j)	0.49	%(j)	0.50	%(j)
Before waivers (a)(f)	0.52%		0.53%		0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.93%		1.06%		3.96%
Before waivers (a)(f)(x)	0.91%		1.02%		3.71%
Portfolio turnover rate	13%		38%		33%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.**
Portfolio – Class IA Shares*	(4.14)%	10.12%
Portfolio – Class IB Shares	(4.38)	9.88
S&P 500 Index	2.11	17.08
Barclays Capital U.S. Aggregate Bond Index	7.84	7.39

*   Date of inception 9/11/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 4/30/09.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.38)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11% and the Barclays Capital U.S. Aggregate Bond Index 7.84%.

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•

Certain underlying portfolios’ use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

•	Certain underlying portfolios held a defensive position in short-duration bonds, which lagged their longer term counterparts.

•	In line with broad market performance, the Portfolio’s exposure to international stocks, and small and mid cap stocks also detracted from overall performance.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
AXA Tactical Manager 500 Portfolio	44.9%
EQ/Core Bond Index Portfolio	15.4
AXA Tactical Manager 2000 Portfolio	12.6
AXA Tactical Manager International Portfolio	10.8
EQ/Intermediate Government Bond Index Portfolio	8.8
EQ/AllianceBernstein Short-Term Bond Portfolio	4.8
AXA Tactical Manager 400 Portfolio	2.7

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$919.82	$1.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.01	1.21
Class IB
Actual	1,000.00	918.99	2.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.74	2.49

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.24% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	7,005,390	$93,522,335
AXA Tactical Manager 400 Portfolio‡	1,473,346	20,343,597
AXA Tactical Manager 500 Portfolio‡	25,633,506	333,245,560
AXA Tactical Manager International Portfolio‡	7,671,198	79,947,231
EQ/AllianceBernstein Short-Term Bond Portfolio‡	3,829,995	35,676,885
EQ/Core Bond Index Portfolio‡	11,471,022	114,496,749
EQ/Intermediate Government Bond Index Portfolio‡	6,321,115	65,490,197

Total Investments (100.1%) (Cost $749,231,595)		742,722,554
Other Assets Less Liabilities (-0.1%)		(1,022,350)

Net Assets (100%)		$741,700,204

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio(aa)(a)	$78,658,169	$36,679,364	$8,280,477	$93,522,335	$247,967	$2,164,676
AXA Tactical Manager 400 Portfolio(bb)(b)	17,206,702	5,653,298	226,805	20,343,597	55,482	453,796
AXA Tactical Manager 500 Portfolio(cc)(c)	250,200,372	117,221,372	17,495,284	333,245,560	2,317,962	4,190,293
AXA Tactical Manager International Portfolio(dd)(d)	63,247,628	33,030,054	1,043,408	79,947,231	1,338,851	603,603
EQ/AllianceBernstein Short-Term Bond Portfolio(ee)(e)	78,322,915	16,391,854	58,143,746	35,676,885	1,118,835	(1,393,746)
EQ/Core Bond Index Portfolio(ff)	70,370,344	44,577,810	2,678,429	114,496,749	2,399,038	111
EQ/Intermediate Government Bond Index Portfolio(gg)	21,981,252	43,148,366	1,246,980	65,490,197	401,333	158

	$579,987,382	$296,702,118	$89,115,129	$742,722,554	$7,879,468	$6,018,891

(a)	Formerly known as AXA Tactical Manager 2000 Portfolio-I.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio-I.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio-I.
(d)	Formerly known as AXA Tactical Manager International Portfolio-I.
(e)	Formerly known as ATM Core Bond Portfolio.
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 2000 Portfolio for Class K in the amount of $89,576,728, representing 6,844,194 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 400 Portfolio for Class K in the amount of $18,856,732, representing 1,376,394 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager 500 Portfolio for Class K in the amount of $291,788,976, representing 23,004,857 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in AXA Tactical Manager International Portfolio for Class K in the amount of $73,872,295, representing 6,523,910 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Short-Term Bond Portfolio for Class K in the amount of $68,415,382, representing 7,102,817 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $101,463,450, representing 10,011,572 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $39,267,392, representing 3,795,106 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$742,722,554	$—	$742,722,554

Total Assets	$—	$742,722,554	$—	$742,722,554

Total Liabilities	$—	$—	$—	$—

Total	$—	$742,722,554	$—	$742,722,554

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$296,702,118
Net Proceeds of Sales and Redemptions:
Investment Companies	$87,770,094

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,173,972
Aggregate gross unrealized depreciation	(16,740,637)

Net unrealized depreciation	$(6,566,665)

Federal income tax cost of investments	$749,289,219

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $749,231,595)	$742,722,554
Cash	49,321
Receivable from Separate Accounts for Trust shares sold	472,597
Dividends, interest and other receivables	34
Other assets	447

Total assets	743,244,953

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	840,848
Payable for securities purchased	381,258
Distribution fees payable - Class IB	154,501
Administrative fees payable	95,623
Investment management fees payable	40,866
Accrued expenses	31,653

Total liabilities	1,544,749

NET ASSETS	$741,700,204

Net assets were comprised of:
Paid in capital	$748,588,215
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(378,970)
Net unrealized appreciation (depreciation) on investments	(6,509,041)

Net assets	$741,700,204

Class IA
Net asset value, offering and redemption price per share, $1,187,695 / 97,828 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.14

Class IB
Net asset value, offering and redemption price per share, $740,512,509 / 60,946,258 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$7,879,468
Interest	201

Total income	7,879,669

EXPENSES
Distribution fees - Class IB	1,708,310
Administrative fees	1,059,646
Investment management fees	684,756
Printing and mailing expenses	55,754
Custodian fees	55,000
Professional fees	40,028
Trustees’ fees	16,052
Miscellaneous	13,533

Gross expenses	3,633,079
Less: Waiver from investment advisor	(321,578)

Net expenses	3,311,501

NET INVESTMENT INCOME (LOSS)	4,568,168

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(1,345,035)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	7,363,926

Net realized gain (loss)	6,018,891

Net change in unrealized appreciation (depreciation) on securities	(44,851,817)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(38,832,926)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(34,264,758)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,568,168	$2,426,274
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	6,018,891	15,713,975
Net change in unrealized appreciation (depreciation) on investments	(44,851,817)	34,315,548

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(34,264,758)	52,455,797

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(17,112)	(20,317)
Class IB	(8,779,973)	(6,045,283)

	(8,797,085)	(6,065,600)

Distributions from net realized capital gains
Class IA	(22,906)	(8,983)
Class IB	(10,921,526)	(3,300,133)

	(10,944,432)	(3,309,116)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(19,741,517)	(9,374,716)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 133,250 and 54,917 shares, respectively ]	1,684,758	700,449
Capital shares issued in reinvestment of dividends and distributions [ 3,315 and 2,247 shares, respectively ]	40,018	29,300
Capital shares repurchased [ (157,129) and (63,595) shares, respectively ]	(1,936,367)	(760,276)

Total Class IA transactions	(211,591)	(30,527)

Class IB
Capital shares sold [ 18,061,490 and 28,313,670 shares, respectively ]	234,361,662	345,344,221
Capital shares issued in reinvestment of dividends and distributions [ 1,632,188 and 716,000 shares, respectively ]	19,701,499	9,345,416
Capital shares repurchased [ (2,920,060) and (1,382,313) shares, respectively ]	(37,041,809)	(17,024,968)

Total Class IB transactions	217,021,352	337,664,669

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	216,809,761	337,634,142

TOTAL INCREASE (DECREASE) IN NET ASSETS	162,803,486	380,715,223
NET ASSETS:
Beginning of year	578,896,718	198,181,495

End of year (a)	$741,700,204	$578,896,718

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010		September 11, 2009* to December 31, 2009
Net asset value, beginning of period	$13.06		$11.89		$11.58

Income (loss) from investment operations:
Net investment income (loss) (x)	0.09	(e)	0.08	(e)	0.12	(e)
Net realized and unrealized gain (loss) on investments	(0.63)		1.34		0.36

Total from investment operations	(0.54)		1.42		0.48

Less distributions:
Dividends from net investment income	(0.18)		(0.17)		(0.11)
Distributions from net realized gains	(0.20)		(0.08)		(0.06)

Total dividends and distributions	(0.38)		(0.25)		(0.17)

Net asset value, end of period	$12.14		$13.06		$11.89

Total return (b)	(4.14)%		11.96%		4.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,188		$1,546		$1,485
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.23	%(j)	0.22	%(j)	0.13	%(j)
Before waivers and reimbursements (a)(f)	0.28%		0.30%		0.43%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.66%		0.68%		3.21%
Before waivers and reimbursements (a)(f)(x)	0.62%		0.60%		2.91%
Portfolio turnover rate	13%		27%		36%

	Year Ended December 31,
Class IB	2011		2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$13.07		$11.90		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.09	(e)	0.07	(e)	0.25	(e)
Net realized and unrealized gain (loss) on investments	(0.66)		1.32		1.80

Total from investment operations	(0.57)		1.39		2.05

Less distributions:
Dividends from net investment income	(0.15)		(0.14)		(0.09)
Distributions from net realized gains	(0.20)		(0.08)		(0.06)

Total dividends and distributions	(0.35)		(0.22)		(0.15)

Net asset value, end of period	$12.15		$13.07		$11.90

Total return (b)	(4.38)%		11.67%		20.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$740,513		$577,351		$196,697
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.48	%(j)	0.47	%(j)	0.48	%(j)
Before waivers and reimbursements (a)(f)	0.53%		0.55	%(c)	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.67%		0.61%		3.22%
Before waivers and reimbursements (a)(f)(x)	0.62%		0.54%		2.90%
Portfolio turnover rate	13%		27%		36%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class IA and 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.*
Portfolio – Class IA Shares	(4.17)%	(3.62)%
Portfolio – Class IB Shares	(4.41)	(3.86)
S&P 500 Index	2.11	(1.32)
Barclays Capital U.S. Aggregate Bond Index	7.84	6.51
MSCI EAFE Index	(12.14)	(6.72)
* Date of inception 4/30/07. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (4.17)% for the year ended December 31, 2011. This compares to the returns of the following broad benchmarks: S&P 500 Index 2.11%, Barclays Capital U.S. Aggregate Bond Index 7.84% and the MSCI EAFE Index (12.14)% over the same period.

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•

The underlying portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
EQ/Mutual Large Cap Equity Portfolio	33.9%
EQ/Franklin Core Balanced Portfolio	33.2
EQ/Templeton Global Equity Portfolio	32.9

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$904.91	$0.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.45	0.77
Class IB
Actual	1,000.00	903.74	1.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.15% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/Franklin Core Balanced Portfolio‡	50,847,166	$420,427,938
EQ/Mutual Large Cap Equity Portfolio‡	51,550,382	429,965,259
EQ/Templeton Global Equity Portfolio‡	53,637,201	416,241,300

Total Investments (99.9%) (Cost $1,416,601,774)		1,266,634,497
Other Assets Less Liabilities (0.1%)		1,155,052

Net Assets (100%)		$1,267,789,549

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/Franklin Core Balanced Portfolio(aa)	$482,761,766	$19,920,164	$68,600,383	$420,427,938	$15,740,467	$(88,214)
EQ/Mutual Large Cap Equity Portfolio(bb)	475,820,529	19,253,954	41,442,878	429,965,259	5,324,256	(430,709)
EQ/Templeton Global Equity Portfolio(cc)	474,160,392	31,123,541	43,595,648	416,241,300	9,193,717	(582,249)

	$1,432,742,687	$70,297,659	$153,638,909	$1,266,634,497	$30,258,440	$(1,101,172)

(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Franklin Core Balanced Portfolio for Class K in the amount of $424,587,599, representing 50,447,357 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Mutual Large Cap Equity Portfolio for Class K in the amount of $429,509,165, representing 52,576,328 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Templeton Global Equity Portfolio for Class K in the amount of $430,034,964, representing 54,156,309 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,266,634,497	$—	$1,266,634,497

Total Assets	$—	$1,266,634,497	$—	$1,266,634,497

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,266,634,497	$—	$1,266,634,497

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$70,297,659
Net Proceeds of Sales and Redemptions:
Investment Companies	$152,537,737

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(152,547,156)

Net unrealized depreciation	$(152,547,156)

Federal income tax cost of investments	$1,419,181,653

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,416,601,774)	$1,266,634,497
Cash	1,516,346
Receivable for securities sold	224,144
Receivable from Separate Accounts for Trust shares sold	98,514
Dividends, interest and other receivables	107
Other assets	1,028

Total assets	1,268,474,636

LIABILITIES
Distribution fees payable - Class IB	267,210
Payable to Separate Accounts for Trust shares redeemed	144,520
Administrative fees payable	144,278
Accrued expenses	129,079

Total liabilities	685,087

NET ASSETS	$1,267,789,549

Net assets were comprised of:
Paid in capital	$1,535,076,101
Accumulated undistributed net investment income (loss)	1,285,120
Accumulated undistributed net realized gain (loss) on investments	(118,604,395)
Net unrealized appreciation (depreciation) on investments	(149,967,277)

Net assets	$1,267,789,549

Class IA
Net asset value, offering and redemption price per share, $1,024,192 / 140,314 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.30

Class IB
Net asset value, offering and redemption price per share, $1,266,765,357 / 173,560,330 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.30

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$30,258,440
Interest	640

Total income	30,259,080

EXPENSES
Distribution fees - Class IB	3,469,499
Administrative fees	2,115,580
Investment management fees	694,377
Printing and mailing expenses	108,503
Professional fees	54,208
Trustees’ fees	34,772
Custodian fees	31,500
Miscellaneous	28,414

Gross expenses	6,536,853
Less: Waiver from investment advisor	(985,181)

Net expenses	5,551,672

NET INVESTMENT INCOME (LOSS)	24,707,408

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(1,101,172)
Net change in unrealized appreciation (depreciation) on securities	(82,766,940)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(83,868,112)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(59,160,704)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,707,408	$27,195,946
Net realized gain (loss) on investments	(1,101,172)	(62,883,187)
Net change in unrealized appreciation (depreciation) on investments	(82,766,940)	169,811,126

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(59,160,704)	134,123,885

DIVIDENDS:
Dividends from net investment income
Class IA	(22,382)	(11,460)
Class IB	(24,699,675)	(27,202,883)

TOTAL DIVIDENDS	(24,722,057)	(27,214,343)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 89,722 and 60,999 shares, respectively ]	715,629	446,235
Capital shares issued in reinvestment of dividends [ 3,106 and 1,477 shares, respectively ]	22,382	11,460
Capital shares repurchased [ (22,211) and (4,069) shares, respectively ]	(172,975)	(28,796)

Total Class IA transactions	565,036	428,899

Class IB
Capital shares sold [ 7,741,524 and 10,259,281 shares, respectively ]	61,142,919	75,119,515
Capital shares issued in reinvestment of dividends [ 3,428,368 and 3,505,117 shares, respectively ]	24,699,675	27,202,883
Capital shares repurchased [ (21,446,715) and (22,979,575) shares, respectively ]	(166,941,803)	(166,623,508)

Total Class IB transactions	(81,099,209)	(64,301,110)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(80,534,173)	(63,872,211)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(164,416,934)	43,037,331
NET ASSETS:
Beginning of year	1,432,206,483	1,389,169,152

End of year (a)	$1,267,789,549	$1,432,206,483

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,285,120	$1,558,435

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009		2008		April 30, 2007* to December 31, 2007
Net asset value, beginning of period	$7.79	$7.20	$5.73		$9.59		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.19 (e)	0.27 (e)	0.17	(e)	0.33	(e)	0.14	(e)
Net realized and unrealized gain (loss) on investments	(0.52)	0.49	1.47		(3.86)		(0.40)

Total from investment operations	(0.33)	0.76	1.64		(3.53)		(0.26)

Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.17)		(0.33)		(0.15)
Distributions from net realized gains	—	—	—		—	#	—	#

Total dividends and distributions	(0.16)	(0.17)	(0.17)		(0.33)		(0.15)

Net asset value, end of period	$7.30	$7.79	$7.20		$5.73		$9.59

Total return (b)	(4.17)%	10.57%	28.67%		(36.65)%		(2.54)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,024	$543	$81		$62		$97
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.15%	0.15%	0.11	%(gg)	—	%(gg)	—	%(gg)
Before waivers and reimbursements (a)(f)	0.22%	0.22%	0.24%		0.24%		0.27	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.50%	3.69%	2.71%		4.11%		2.12%
Before waivers and reimbursements (a)(f)(x)	2.43%	3.62%	2.58%		3.86%		(8.52)%
Portfolio turnover rate	5%	8%	7%		1%		0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2011	2010	2009		2008		April 30, 2007* to December 31, 2007
Net asset value, beginning of period	$7.79	$7.20	$5.72		$9.59		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.14 (e)	0.15 (e)	0.15	(e)	0.40	(e)	0.27	(e)
Net realized and unrealized gain (loss) on investments	(0.49)	0.59	1.48		(3.95)		(0.54)

Total from investment operations	(0.35)	0.74	1.63		(3.55)		(0.27)

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.15)		(0.32)		(0.14)
Distributions from net realized gains	—	—	—		—	#	—	#

Total dividends and distributions	(0.14)	(0.15)	(0.15)		(0.32)		(0.14)

Net asset value, end of period	$7.30	$7.79	$7.20		$5.72		$9.59

Total return (b)	(4.41)%	10.29%	28.58%		(36.92)%		(2.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,266,765	$1,431,664	$1,389,088		$1,029,698		$825,630
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.40%	0.36	%(gg)	0.25	%(gg)	0.25	%(gg)
Before waivers and reimbursements (a)(f)	0.47%	0.47%	0.49%		0.49%		0.52	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.78%	1.99%	2.46%		5.08%		4.05%
Before waivers and reimbursements (a)(f)(x)	1.71%	1.92%	2.33%		4.83%		3.78%
Portfolio turnover rate	5%	8%	7%		1%		0%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(gg)	Effective May 1, 2007 through May 1, 2009, the Manager has voluntarily waived management and administration fees and reimbursed all other expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses).

See Notes to Financial Statements.

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares	(12.88)%	(5.83)%	(3.51)%
Portfolio – Class IB Shares	(13.07)	(6.04)	(3.74)
Portfolio – Class K Shares**	(12.88)	(5.83)	(3.51)
MSCI EAFE Index	(12.14)	(4.72)	(2.36)

*   Date of inception 8/25/06.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (12.88)% for the year ended December 31, 2011. The Portfolio’s benchmark, the MSCI EAFE Index, returned (12.14)% over the same period.

Portfolio Advisers

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and allocations for the Portfolio. The team is also responsible for monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	Although its performance was negative, the iShares MSCI United Kingdom Index Fund ETF was the best performer during the year.

•	The iShares MSCI Switzerland Index Fund ETF was the second best performer.

•	The worst performing ETFs during the year were the iShares MSCI Austria Investable Market Index Fund ETF and the iShares MSCI Israel Capped Investable Market Index Fund ETF.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
iShares MSCI EAFE Index Fund	37.2%
iShares S&P Europe 350 Index Fund	14.1
Vanguard MSCI EAFE ETF	11.7
iShares MSCI Japan Index Fund	9.3
iShares MSCI United Kingdom Index Fund	4.9
iShares MSCI EAFE Growth Index Fund	4.2
iShares MSCI EAFE Value Index Fund	4.1
iShares MSCI Pacific ex-Japan Index Fund	4.0
iShares MSCI France Index Fund	2.2
iShares MSCI Switzerland Index Fund	1.8
iShares MSCI Germany Index Fund	1.7
iShares MSCI Australia Index Fund	1.5
iShares MSCI Sweden Index Fund	0.6
iShares MSCI Spain Index Fund	0.6
iShares MSCI Hong Kong Index Fund	0.5
iShares MSCI Netherlands Investable Market Index Fund	0.4
iShares MSCI Singapore Index Fund	0.4
iShares MSCI Italy Index Fund	0.3
iShares MSCI Israel Capped Investable Market Index Fund	0.3
SPDR DJ EURO Stoxx 50 Fund	0.1
iShares MSCI Belgium Investable Market Index Fund	0.1
iShares MSCI Austria Investable Market Index Fund	0.0	#
# Less than 0.05%

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$829.40	$2.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.49	2.74
Class IB
Actual	1,000.00	828.74	3.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.20	4.04
Class K†
Actual	1,000.00	980.40	1.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.45	2.78

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.54%, 0.79% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

† Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
iShares MSCI Australia Index Fund	183,118	$3,926,050
iShares MSCI Austria Investable Market Index Fund	7,741	110,077
iShares MSCI Belgium Investable Market Index Fund	29,239	309,641
iShares MSCI EAFE Growth Index Fund	217,209	11,297,040
iShares MSCI EAFE Index Fund	2,036,141	100,850,064
iShares MSCI EAFE Value Index Fund	256,910	10,970,057
iShares MSCI France Index Fund	300,106	5,876,075
iShares MSCI Germany Index Fund	241,823	4,647,838
iShares MSCI Hong Kong Index Fund	94,164	1,456,717
iShares MSCI Israel Capped Investable Market Index Fund	21,700	858,452
iShares MSCI Italy Index Fund	75,680	907,403
iShares MSCI Japan Index Fund	2,763,132	25,172,132

iShares MSCI Netherlands Investable Market Index Fund	66,764	$1,150,344
iShares MSCI Pacific ex-Japan Index Fund	278,156	10,828,613
iShares MSCI Singapore Index Fund	95,814	1,037,666
iShares MSCI Spain Index Fund	52,132	1,578,036
iShares MSCI Sweden Index Fund	69,584	1,749,342
iShares MSCI Switzerland Index Fund	211,733	4,789,400
iShares MSCI United Kingdom Index Fund	822,900	13,298,064
iShares S&P Europe 350 Index Fund	1,130,834	38,154,339
SPDR DJ EURO Stoxx 50 Fund	10,560	311,626
Vanguard MSCI EAFE ETF	1,031,600	31,597,908

Total Investments (99.4%) (Cost $234,303,054)		270,876,884
Other Assets Less Liabilities (0.6%)		1,552,940

Net Assets (100%)		$272,429,824

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$270,876,884	$—	$—	$270,876,884

Total Assets	$270,876,884	$—	$—	$270,876,884

Total Liabilities	$—	$—	$—	$—

Total	$270,876,884	$—	$—	$270,876,884

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$29,465,082
Net Proceeds of Sales and Redemptions:
Investment Companies	$36,701,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,692,237
Aggregate gross unrealized depreciation	(7,117,501)

Net unrealized appreciation	$36,574,736

Federal income tax cost of investments	$234,302,148

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $234,303,054)	$270,876,884
Cash	1,692,113
Receivable from Separate Accounts for Trust shares sold	52,368
Dividends, interest and other receivables	51
Other assets	305

Total assets	272,621,721

LIABILITIES
Investment management fees payable	92,511
Payable to Separate Accounts for Trust shares redeemed	32,397
Administrative fees payable	26,164
Distribution fees payable - Class IB	195
Accrued expenses	40,630

Total liabilities	191,897

NET ASSETS	$272,429,824

Net assets were comprised of:
Paid in capital	$234,384,180
Accumulated undistributed net investment income (loss)	755,239
Accumulated undistributed net realized gain (loss) on investments	716,575
Net unrealized appreciation (depreciation) on investments	36,573,830

Net assets	$272,429,824

Class IA
Net asset value, offering and redemption price per share, $3,228,934 / 556,628 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.80

Class IB
Net asset value, offering and redemption price per share, $922,294 / 158,833 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.81

Class K
Net asset value, offering and redemption price per share, $268,278,596 / 46,247,781 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.80

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$9,468,540
Interest	445

Total income	9,468,985

EXPENSES
Investment management fees	1,253,519
Administrative fees	349,215
Printing and mailing expenses	32,242
Professional fees	30,461
Trustees’ fees	7,928
Distribution fees - Class IB	2,572
Miscellaneous	21,565

Total expenses	1,697,502

NET INVESTMENT INCOME (LOSS)	7,771,483

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	10,634,680
Net change in unrealized appreciation (depreciation) on securities	(59,371,503)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(48,736,823)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,965,340)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,771,483		$6,258,714
Net realized gain (loss) on investments	10,634,680		8,596,170
Net change in unrealized appreciation (depreciation) on investments	(59,371,503)		9,986,219

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,965,340)		24,841,103

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(166,531)		(6,154,822)
Class IB	(21,776)		(17,276)
Class K†	(6,909,341)		—

	(7,097,648)		(6,172,098)

Distributions from net realized capital gains
Class IA	(1,511,814)		(7,369,929)
Class IB	(38,224)		(23,818)
Class K†	(9,767,632)		—

	(11,317,670)		(7,393,747)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(18,415,318)		(13,565,845)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,848,553 and 4,066,698 shares, respectively ]	13,274,294		26,416,047
Capital shares issued in reinvestment of dividends and distributions [ 269,364 and 1,921,296 shares, respectively ]	1,678,345		13,524,751
Capital shares repurchased [ (47,478,303) and (5,256,407) shares, respectively ]	(307,286,497	)(z)	(35,774,872)

Total Class IA transactions	(292,333,858)		4,165,926

Class IB
Capital shares issued in reinvestment of dividends and distributions [ 10,556 and 5,832 shares, respectively ]	60,000		41,094

Total Class IB transactions	60,000		41,094

Class K†
Capital shares sold [ 44,925,796 and 0 shares, respectively ]	288,047,113	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 2,963,669 and 0 shares, respectively ]	16,676,973		—
Capital shares repurchased [ (1,641,684) and 0 shares, respectively ]	(10,027,240)		—

Total Class K transactions	294,696,846		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,422,988		4,207,020

TOTAL INCREASE (DECREASE) IN NET ASSETS	(56,957,670)		15,482,278
NET ASSETS:
Beginning of year	329,387,494		313,905,216

End of year (a)	$272,429,824		$329,387,494

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$755,239		$84,704

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/International ETF Portfolio exchanged approximately 44,143,393 Class IA shares for approximately 44,143,393 Class K shares. This exchange amounted to approximately $283,237,023.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010	2009		2008		2007
Net asset value, beginning of year	$7.15		$6.93	$6.34		$11.90		$10.99

Income (loss) from investment operations:
Net investment income (loss) (x)	0.14	(e)	0.14 (e)	0.22	(e)	0.38	(e)	0.42	(e)
Net realized and unrealized gain (loss) on investments	(1.07)		0.39	1.29		(5.44)		0.78

Total from investment operations	(0.93)		0.53	1.51		(5.06)		1.20

Less distributions:
Dividends from net investment income	(0.16)		(0.14)	(0.66)		(0.17)		(0.22)
Distributions from net realized gains	(0.26)		(0.17)	(0.26)		—	#	(0.07)
Return of capital	—		—	—		(0.33)		—

Total dividends and distributions	(0.42)		(0.31)	(0.92)		(0.50)		(0.29)

Net asset value, end of year	$5.80		$7.15	$6.93		$6.34		$11.90

Total return	(12.88)%		7.67%	24.04%		(42.62)%		10.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,229		$328,326	$312,918		$30,332		$11,578
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.53%		0.55%	0.43%		0.40%		0.40%
After waivers, reimbursements and fees paid indirectly (f)	0.53%		0.55%	0.43%		0.26%		0.33%
Before waivers, reimbursements and fees paid indirectly (f)	0.53%		0.56%	0.55%		0.87%		1.50%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.99%		2.04%	3.32%		4.12%		3.40%
After waivers, reimbursements and fees paid indirectly (f)(x)	1.99%		2.04%	3.32%		4.26%		3.47%
Before waivers, reimbursements and fees paid indirectly (f)(x)	1.99%		2.03%	3.19%		3.65%		2.30%
Portfolio turnover rate	9%		9%	12%		18%		8%

	Year Ended December 31,
Class IB	2011		2010	2009		2008		2007
Net asset value, beginning of year	$7.16		$6.93	$6.35		$11.90		$10.99

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16	(e)	0.12 (e)	0.15	(e)	0.27	(e)	0.22	(e)
Net realized and unrealized gain (loss) on investments	(1.10)		0.40	1.33		(5.34)		0.94

Total from investment operations	(0.94)		0.52	1.48		(5.07)		1.16

Less distributions:
Dividends from net investment income	(0.15)		(0.12)	(0.64)		(0.15)		(0.18)
Distributions from net realized gains	(0.26)		(0.17)	(0.26)		—	#	(0.07)
Return of capital	—		—	—		(0.33)		—

Total dividends and distributions	(0.41)		(0.29)	(0.90)		(0.48)		(0.25)

Net asset value, end of year	$5.81		$7.16	$6.93		$6.35		$11.90

Total return	(13.07)%		7.55%	23.52%		(42.68)%		10.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$922		$1,061	$987		$799		$1,849
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.78	%(c)	0.80%	0.68	%(c)	0.65%		0.65%
After waivers, reimbursements and fees paid indirectly (f)	0.78	%(c)	0.80%	0.68	%(c)	0.51	%(c)	0.58%
Before waivers, reimbursements and fees paid indirectly (f)	0.78	%(c)	0.81%	0.80	%(c)	1.12	%(c)	1.75	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.27%		1.78%	2.22%		2.68%		1.81%
After waivers, reimbursements and fees paid indirectly (f)(x)	2.27%		1.78%	2.22%		2.82%		1.88%
Before waivers, reimbursements and fees paid indirectly (f)(x)	2.27%		1.77%	2.05%		2.14%		0.63%
Portfolio turnover rate	9%		9%	12%		18%		8%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$6.32

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)
Net realized and unrealized gain (loss) on investments	(0.21)

Total from investment operations	(0.13)

Less distributions:
Dividends from net investment income	(0.16)
Distributions from net realized gains	(0.23)

Total dividends and distributions	(0.39)

Net asset value, end of period	$5.80

Total return (b)	(1.96)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$268,279
Ratio of expenses to average net assets: (f)	0.55%
Ratio of net investment income (loss) to average net assets: (f)	3.66	%(l)
Portfolio turnover rate	9%

#	Per share amount is less than $0.005.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 500 PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.*
Portfolio – Class IA Shares	(3.43)%	12.84%
Portfolio – Class IB Shares**	(3.77)	12.30
Portfolio – Class K Shares***	(3.43)	12.84
S&P 500 Index	2.11	16.46
Volatility Managed Index – Large Cap Core	(1.51)	14.46

*      Date of inception 5/27/09.

**    Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

***   Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

       Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (3.43)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the S&P 500 Index, returned 2.11% and the Volatility Managed Index — Large Cap Core returned (1.51)% over the same period.

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity indexes by investing in a combination of long and short positions in equity securities of large cap companies, including securities included in the S&P 500 Index.

Portfolio Highlights

2011 was a challenging year for money managers as the equity markets whipsawed back and forth, previously reliable sectors faltered, and the broad U.S. equity market ended about where it began. This also was a difficult year for both the U.S. and global economies, due in large part to a political divide in the U.S. over budget deficits and government spending, and ongoing policy debates over European debt. The attendant flight-to-quality led to a substantial rally in U.S. bonds, which ended the year at or near historically low yield levels.

Stock market volatility remained at historically high levels in the fourth quarter, with the Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) approaching levels seen during the May 2010 correction. During this period, the S&P 500 Index continued to experience wild swings in value.

After six months of volatility, the year ended on a subdued note, recovering from third quarter losses but without much in the way of gains for the year. Evidence of stronger U.S. growth helped to lift the S&P 500 Index off its 2011 low reached in early October, but the index ended the year with a meager return.

Large caps significantly beat small caps. The Russell 2000® Index finished the year with a negative return as investors migrated toward the stability of large caps and their dividends. Developed-world stocks, as measured by the MSCI EAFE Index, also fell, driven largely by the continuing debt dilemma in Europe but also by losses in the tsunami-battered Japanese economy and stock market.

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	13.3%
Financials	9.4
Energy	8.6
Health Care	8.3
Consumer Staples	8.1
Industrials	7.5
Consumer Discretionary	7.5
Utilities	2.7
Materials	2.5
Telecommunication Services	2.2
Cash and Other	29.9

100.0%

AXA TACTICAL MANAGER 500 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$913.85	$2.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.10	3.14
Class IB
Actual	1,000.00	911.70	4.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.44
Class K†
Actual	1,000.00	1,044.27	2.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.17

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.62%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.5%)
Auto Components (0.2%)
BorgWarner, Inc.*	12,073	$769,533
Goodyear Tire & Rubber Co.*	26,899	381,159
Johnson Controls, Inc.	74,847	2,339,717

		3,490,409

Automobiles (0.3%)
Ford Motor Co.*	418,014	4,497,831
Harley-Davidson, Inc.	25,567	993,789

		5,491,620

Distributors (0.1%)
Genuine Parts Co.	17,126	1,048,111

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	12,783	688,620
DeVry, Inc.	6,669	256,490
H&R Block, Inc.	32,217	526,104

		1,471,214

Hotels, Restaurants & Leisure (1.4%)
Carnival Corp.	49,774	1,624,623
Chipotle Mexican Grill, Inc.*	3,443	1,162,839
Darden Restaurants, Inc.	14,506	661,183
International Game Technology	32,752	563,334
Marriott International, Inc., Class A	29,499	860,486
McDonald’s Corp.	112,547	11,291,841
Starbucks Corp.	81,996	3,772,636
Starwood Hotels & Resorts Worldwide, Inc.	21,143	1,014,230
Wyndham Worldwide Corp.	16,787	635,052
Wynn Resorts Ltd.	8,713	962,699
Yum! Brands, Inc.	50,656	2,989,211

		25,538,134

Household Durables (0.1%)
D.R. Horton, Inc.	30,616	386,068
Harman International Industries, Inc.	7,719	293,631
Leggett & Platt, Inc.	15,317	352,904
Lennar Corp., Class A	17,706	347,923
Newell Rubbermaid, Inc.	31,862	514,571
PulteGroup, Inc.*	37,102	234,113
Whirlpool Corp.	8,414	399,244

		2,528,454

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	40,017	6,926,943
Expedia, Inc.	10,427	302,577
Netflix, Inc.*	6,093	422,184
priceline.com, Inc.*	5,476	2,561,180
TripAdvisor, Inc.*	10,427	262,852

		10,475,736

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	12,769	407,203
Mattel, Inc.	37,259	1,034,310

		1,441,513

Media (2.2%)
Cablevision Systems Corp. - New York Group, Class A	24,303	$345,589
CBS Corp., Class B	71,981	1,953,564
Comcast Corp., Class A	299,714	7,106,219
DIRECTV, Class A*	77,609	3,318,561
Discovery Communications, Inc., Class A*	29,068	1,190,916
Gannett Co., Inc.	26,232	350,722
Interpublic Group of Cos., Inc.	50,726	493,564
McGraw-Hill Cos., Inc.	32,272	1,451,272
News Corp., Class A	241,210	4,303,186
Omnicom Group, Inc.	30,351	1,353,048
Scripps Networks Interactive, Inc., Class A	10,705	454,106
Time Warner Cable, Inc.	35,100	2,231,307
Time Warner, Inc.	110,090	3,978,653
Viacom, Inc., Class B	60,740	2,758,203
Walt Disney Co.	197,604	7,410,150
Washington Post Co., Class B	536	201,970

		38,901,030

Multiline Retail (0.6%)
Big Lots, Inc.*	7,218	272,552
Dollar Tree, Inc.*	13,095	1,088,325
Family Dollar Stores, Inc.	12,912	744,506
J.C. Penney Co., Inc.	15,729	552,874
Kohl’s Corp.	27,876	1,375,681
Macy’s, Inc.	46,178	1,486,008
Nordstrom, Inc.	17,800	884,838
Sears Holdings Corp.*	4,238	134,684
Target Corp.	73,877	3,783,980

		10,323,448

Specialty Retail (1.4%)
Abercrombie & Fitch Co., Class A	9,461	462,075
AutoNation, Inc.*	5,240	193,199
AutoZone, Inc.*	3,071	997,983
Bed Bath & Beyond, Inc.*	26,406	1,530,756
Best Buy Co., Inc.	32,279	754,360
CarMax, Inc.*	24,915	759,409
GameStop Corp., Class A*	15,235	367,621
Gap, Inc.	38,177	708,183
Home Depot, Inc.	169,562	7,128,387
Limited Brands, Inc.	27,062	1,091,952
Lowe’s Cos., Inc.	137,785	3,496,983
Orchard Supply Hardware Stores Corp., Class A*†	174	—
O’Reilly Automotive, Inc.*	14,115	1,128,494
Ross Stores, Inc.	25,370	1,205,836
Staples, Inc.	76,952	1,068,863
Tiffany & Co.	13,969	925,586
TJX Cos., Inc.	41,487	2,677,986
Urban Outfitters, Inc.*	12,213	336,590

		24,834,263

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	32,104	1,959,628
NIKE, Inc., Class B	40,800	3,931,896
Ralph Lauren Corp.	7,096	979,816

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

VF Corp.	9,592	$1,218,088

		8,089,428

Total Consumer Discretionary		133,633,360

Consumer Staples (8.1%)
Beverages (1.9%)
Beam, Inc.	17,105	876,289
Brown-Forman Corp., Class B	11,098	893,500
Coca-Cola Co.	249,820	17,479,905
Coca-Cola Enterprises, Inc.	34,320	884,770
Constellation Brands, Inc., Class A*	19,164	396,120
Dr. Pepper Snapple Group, Inc.	23,588	931,254
Molson Coors Brewing Co., Class B	17,327	754,417
PepsiCo, Inc.	171,965	11,409,878

		33,626,133

Food & Staples Retailing (1.7%)
Costco Wholesale Corp.	47,667	3,971,614
CVS Caremark Corp.	143,171	5,838,513
Kroger Co.	65,694	1,591,109
Safeway, Inc.	37,387	786,623
SUPERVALU, Inc.	23,384	189,878
Sysco Corp.	64,895	1,903,370
Walgreen Co.	97,816	3,233,797
Wal-Mart Stores, Inc.	192,119	11,481,032
Whole Foods Market, Inc.	17,576	1,222,938

		30,218,874

Food Products (1.4%)
Archer-Daniels-Midland Co.	73,484	2,101,642
Campbell Soup Co.	19,735	655,991
ConAgra Foods, Inc.	45,603	1,203,919
Dean Foods Co.*	20,233	226,610
General Mills, Inc.	70,783	2,860,341
H.J. Heinz Co.	35,229	1,903,775
Hershey Co.	16,843	1,040,561
Hormel Foods Corp.	15,180	444,622
J.M. Smucker Co.	12,525	979,079
Kellogg Co.	27,264	1,378,740
Kraft Foods, Inc., Class A	194,338	7,260,468
McCormick & Co., Inc. (Non-Voting)	14,599	736,082
Mead Johnson Nutrition Co.	22,395	1,539,208
Sara Lee Corp.	64,993	1,229,668
Tyson Foods, Inc., Class A	32,147	663,514

		24,224,220

Household Products (1.6%)
Clorox Co.	14,513	965,985
Colgate-Palmolive Co.	53,240	4,918,844
Kimberly-Clark Corp.	43,352	3,188,973
Procter & Gamble Co.	302,631	20,188,514

		29,262,316

Personal Products (0.1%)
Avon Products, Inc.	47,399	828,061
Estee Lauder Cos., Inc., Class A	12,288	1,380,188

		2,208,249

Tobacco (1.4%)
Altria Group, Inc.	226,203	$6,706,919
Lorillard, Inc.	14,850	1,692,900
Philip Morris International, Inc.	191,056	14,994,075
Reynolds American, Inc.	37,195	1,540,617

		24,934,511

Total Consumer Staples		144,474,303

Energy (8.6%)
Energy Equipment & Services (1.4%)
Baker Hughes, Inc.	48,015	2,335,449
Cameron International Corp.*	26,977	1,326,999
Diamond Offshore Drilling, Inc.	7,651	422,794
FMC Technologies, Inc.*	26,215	1,369,209
Halliburton Co.	101,221	3,493,137
Helmerich & Payne, Inc.	11,791	688,123
Nabors Industries Ltd.*	31,647	548,759
National Oilwell Varco, Inc.	46,624	3,169,966
Noble Corp.*	27,776	839,391
Rowan Cos., Inc.*	13,756	417,219
Schlumberger Ltd.	147,629	10,084,537

		24,695,583

Oil, Gas & Consumable Fuels (7.2%)
Alpha Natural Resources, Inc.*	24,192	494,243
Anadarko Petroleum Corp.	54,777	4,181,128
Apache Corp.	42,247	3,826,733
Cabot Oil & Gas Corp.	11,498	872,698
Chesapeake Energy Corp.	72,527	1,616,627
Chevron Corp.	219,053	23,307,239
ConocoPhillips	146,042	10,642,081
Consol Energy, Inc.	24,957	915,922
Denbury Resources, Inc.*	43,716	660,112
Devon Energy Corp.	44,426	2,754,412
El Paso Corp.	84,838	2,254,146
EOG Resources, Inc.	29,575	2,913,433
EQT Corp.	16,442	900,857
Exxon Mobil Corp.	527,221	44,687,252
Hess Corp.	32,779	1,861,847
Marathon Oil Corp.	77,405	2,265,644
Marathon Petroleum Corp.	39,223	1,305,734
Murphy Oil Corp.	21,292	1,186,816
Newfield Exploration Co.*	14,581	550,141
Noble Energy, Inc.	19,313	1,822,954
Occidental Petroleum Corp.	89,295	8,366,942
Peabody Energy Corp.	29,803	986,777
Pioneer Natural Resources Co.	13,465	1,204,848
QEP Resources, Inc.	19,474	570,588
Range Resources Corp.	17,206	1,065,740
Southwestern Energy Co.*	38,218	1,220,683
Spectra Energy Corp.	71,543	2,199,947
Sunoco, Inc.	11,743	481,698
Tesoro Corp.*	15,657	365,748
Valero Energy Corp.	61,566	1,295,964
Williams Cos., Inc.	64,841	2,141,050

		128,920,004

Total Energy		153,615,587

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Financials (9.4%)
Capital Markets (1.3%)
Ameriprise Financial, Inc.	24,887	$1,235,391
Bank of New York Mellon Corp.	133,381	2,655,616
BlackRock, Inc.	11,021	1,964,383
Charles Schwab Corp.	118,763	1,337,271
E*TRADE Financial Corp.*	27,962	222,577
Federated Investors, Inc., Class B	10,177	154,182
Franklin Resources, Inc.	16,013	1,538,209
Goldman Sachs Group, Inc.	54,151	4,896,875
Invesco Ltd.	49,621	996,886
Legg Mason, Inc.	13,683	329,076
Morgan Stanley	163,260	2,470,124
Northern Trust Corp.	26,515	1,051,585
State Street Corp.	54,111	2,181,214
T. Rowe Price Group, Inc.	27,789	1,582,583

		22,615,972

Commercial Banks (1.9%)
BB&T Corp.	76,691	1,930,312
Comerica, Inc.	21,865	564,117
Fifth Third Bancorp	101,194	1,287,188
First Horizon National Corp.	29,035	232,280
Huntington Bancshares, Inc./Ohio	95,099	522,094
KeyCorp	104,851	806,304
M&T Bank Corp.	13,822	1,055,172
PNC Financial Services Group, Inc.	57,874	3,337,594
Regions Financial Corp.	138,540	595,722
SunTrust Banks, Inc.	59,083	1,045,769
U.S. Bancorp	209,923	5,678,417
Wells Fargo & Co.	580,063	15,986,536
Zions Bancorp	20,290	330,321

		33,371,826

Consumer Finance (0.5%)
American Express Co.	111,147	5,242,804
Capital One Financial Corp.	50,568	2,138,521
Discover Financial Services	60,468	1,451,232
SLM Corp.	55,980	750,132

		9,582,689

Diversified Financial Services (1.9%)
Bank of America Corp.	1,114,932	6,199,022
Citigroup, Inc.	321,599	8,461,270
CME Group, Inc.	7,304	1,779,765
IntercontinentalExchange, Inc.*	7,994	963,677
JPMorgan Chase & Co.	417,949	13,896,804
Leucadia National Corp.	21,804	495,823
Moody’s Corp.	21,488	723,716
NASDAQ OMX Group, Inc.*	14,044	344,218
NYSE Euronext	28,829	752,437

		33,616,732

Insurance (2.5%)
ACE Ltd.	37,053	2,598,156
Aflac, Inc.	51,350	2,221,401
Allstate Corp.	55,585	1,523,585

American International Group, Inc.*	48,060	$1,114,992
Aon Corp.	35,566	1,664,489
Assurant, Inc.	10,139	416,307
Berkshire Hathaway, Inc., Class B*	193,378	14,754,741
Chubb Corp.	30,586	2,117,163
Cincinnati Financial Corp.	17,837	543,315
Genworth Financial, Inc., Class A*	54,045	353,995
Hartford Financial Services Group, Inc.	49,046	796,998
Lincoln National Corp.	33,197	644,686
Loews Corp.	33,587	1,264,551
Marsh & McLennan Cos., Inc.	59,182	1,871,335
MetLife, Inc.	116,342	3,627,544
Principal Financial Group, Inc.	33,565	825,699
Progressive Corp.	67,833	1,323,422
Prudential Financial, Inc.	51,917	2,602,080
Torchmark Corp.	11,213	486,532
Travelers Cos., Inc.	45,402	2,686,436
Unum Group	32,160	677,611
XL Group plc	35,255	696,991

		44,812,029

Real Estate Investment Trusts (REITs) (1.3%)
Apartment Investment & Management Co. (REIT), Class A	13,313	305,001
AvalonBay Communities, Inc. (REIT)	10,461	1,366,207
Boston Properties, Inc. (REIT)	16,241	1,617,603
Equity Residential (REIT)	32,632	1,861,003
HCP, Inc. (REIT)	44,861	1,858,591
Health Care REIT, Inc. (REIT)	20,880	1,138,586
Host Hotels & Resorts, Inc. (REIT)	77,702	1,147,658
Kimco Realty Corp. (REIT)	44,779	727,211
Plum Creek Timber Co., Inc. (REIT)	17,748	648,867
ProLogis, Inc. (REIT)	50,415	1,441,365
Public Storage (REIT)	15,619	2,100,131
Simon Property Group, Inc. (REIT)	32,318	4,167,083
Ventas, Inc. (REIT)	31,675	1,746,243
Vornado Realty Trust (REIT)	20,297	1,560,027
Weyerhaeuser Co. (REIT)	59,019	1,101,885

		22,787,461

Real Estate Management & Development (0.0%)
CBRE Group, Inc.*	35,692	543,232

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	58,068	362,925
People’s United Financial, Inc.	39,668	509,734

		872,659

Total Financials		168,202,600

Health Care (8.3%)
Biotechnology (0.8%)
Amgen, Inc.	87,256	5,602,708

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Biogen Idec, Inc.*	26,722	$2,940,756
Celgene Corp.*	48,829	3,300,840
Gilead Sciences, Inc.*	82,620	3,381,637

		15,225,941

Health Care Equipment & Supplies (1.2%)
Baxter International, Inc.	62,027	3,069,096
Becton, Dickinson and Co.	23,641	1,766,456
Boston Scientific Corp.*	162,956	870,185
C.R. Bard, Inc.	9,439	807,035
CareFusion Corp.*	24,718	628,084
Covidien plc	53,064	2,388,411
DENTSPLY International, Inc.	15,578	545,074
Edwards Lifesciences Corp.*	12,552	887,426
Intuitive Surgical, Inc.*	4,290	1,986,313
Medtronic, Inc.	116,088	4,440,366
St. Jude Medical, Inc.	35,087	1,203,484
Stryker Corp.	35,778	1,778,524
Varian Medical Systems, Inc.*	12,381	831,137
Zimmer Holdings, Inc.*	19,708	1,052,801

		22,254,392

Health Care Providers & Services (1.5%)
Aetna, Inc.	39,851	1,681,314
AmerisourceBergen Corp.	28,416	1,056,791
Cardinal Health, Inc.	38,010	1,543,586
Cigna Corp.	31,406	1,319,052
Coventry Health Care, Inc.*	15,879	482,245
DaVita, Inc.*	10,288	779,933
Express Scripts, Inc.*	53,519	2,391,764
Humana, Inc.	17,984	1,575,578
Laboratory Corp. of America Holdings*	10,900	937,073
McKesson Corp.	27,014	2,104,661
Medco Health Solutions, Inc.*	42,589	2,380,725
Patterson Cos., Inc.	10,303	304,145
Quest Diagnostics, Inc.	17,358	1,007,805
Tenet Healthcare Corp.*	47,775	245,086
UnitedHealth Group, Inc.	117,256	5,942,534
WellPoint, Inc.	38,262	2,534,858

		26,287,150

Health Care Technology (0.1%)
Cerner Corp.*	16,030	981,837

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.*	38,200	1,334,326
Life Technologies Corp.*	19,609	762,986
PerkinElmer, Inc.	12,454	249,080
Thermo Fisher Scientific, Inc.*	41,615	1,871,427
Waters Corp.*	9,860	730,133

		4,947,952

Pharmaceuticals (4.4%)
Abbott Laboratories, Inc.	171,352	9,635,123
Allergan, Inc.	33,555	2,944,116
Bristol-Myers Squibb Co.	186,396	6,568,595
Eli Lilly and Co.	112,072	4,657,712
Forest Laboratories, Inc.*	29,385	889,190
Hospira, Inc.*	18,127	550,517
Johnson & Johnson	300,380	19,698,920
Merck & Co., Inc.	335,251	12,638,963

Mylan, Inc.*	46,928	$1,007,075
Perrigo Co.	10,253	997,617
Pfizer, Inc.	845,515	18,296,944
Watson Pharmaceuticals, Inc.*	13,991	844,217

		78,728,989

Total Health Care		148,426,261

Industrials (7.5%)
Aerospace & Defense (1.9%)
Boeing Co.	81,755	5,996,729
General Dynamics Corp.	39,170	2,601,280
Goodrich Corp.	13,776	1,704,091
Honeywell International, Inc.	85,079	4,624,044
L-3 Communications Holdings, Inc.	10,984	732,413
Lockheed Martin Corp.	29,184	2,360,986
Northrop Grumman Corp.	28,739	1,680,657
Precision Castparts Corp.	15,862	2,613,899
Raytheon Co.	38,069	1,841,778
Rockwell Collins, Inc.	16,651	921,966
Textron, Inc.	30,613	566,034
United Technologies Corp.	99,667	7,284,661

		32,928,538

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	18,063	1,260,436
Expeditors International of Washington, Inc.	23,329	955,556
FedEx Corp.	34,896	2,914,165
United Parcel Service, Inc., Class B	106,142	7,768,533

		12,898,690

Airlines (0.0%)
Southwest Airlines Co.	85,632	733,010

Building Products (0.0%)
Masco Corp.	39,389	412,797

Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	11,581	332,143
Cintas Corp.	12,138	422,524
Iron Mountain, Inc.	20,417	628,844
Pitney Bowes, Inc.	21,975	407,416
R.R. Donnelley & Sons Co.	20,677	298,369
Republic Services, Inc.	34,638	954,277
Stericycle, Inc.*	9,366	729,799
Waste Management, Inc.	50,633	1,656,205

		5,429,577

Construction & Engineering (0.1%)
Fluor Corp.	18,662	937,765
Jacobs Engineering Group, Inc.*	14,101	572,219
Quanta Services, Inc.*	23,128	498,177

		2,008,161

Electrical Equipment (0.4%)
Cooper Industries plc	17,390	941,668
Emerson Electric Co.	80,928	3,770,436
Rockwell Automation, Inc.	15,614	1,145,599
Roper Industries, Inc.	10,615	922,125

		6,779,828

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Industrial Conglomerates (1.8%)
3M Co.	77,088	$6,300,402
Danaher Corp.	62,666	2,947,809
General Electric Co.	1,161,255	20,798,077
Tyco International Ltd.	50,821	2,373,849

		32,420,137

Machinery (1.4%)
Caterpillar, Inc.	71,127	6,444,106
Cummins, Inc.	21,216	1,867,432
Deere & Co.	45,533	3,521,978
Dover Corp.	20,395	1,183,930
Eaton Corp.	36,760	1,600,163
Flowserve Corp.	6,114	607,242
Illinois Tool Works, Inc.	53,148	2,482,543
Ingersoll-Rand plc	34,337	1,046,248
Joy Global, Inc.	11,564	866,953
PACCAR, Inc.	39,401	1,476,355
Pall Corp.	12,670	724,091
Parker Hannifin Corp.	16,618	1,267,123
Snap-on, Inc.	6,405	324,221
Stanley Black & Decker, Inc.	18,583	1,256,211
Xylem, Inc.	20,314	521,867

		25,190,463

Professional Services (0.1%)
Dun & Bradstreet Corp.	5,351	400,416
Equifax, Inc.	13,326	516,249
Robert Half International, Inc.	15,735	447,818

		1,364,483

Road & Rail (0.6%)
CSX Corp.	115,488	2,432,177
Norfolk Southern Corp.	36,969	2,693,561
Ryder System, Inc.	5,629	299,125
Union Pacific Corp.	53,135	5,629,122

		11,053,985

Trading Companies & Distributors (0.2%)
Fastenal Co.	32,478	1,416,366
W.W. Grainger, Inc.	6,676	1,249,680

		2,666,046

Total Industrials		133,885,715

Information Technology (13.3%)
Communications Equipment (1.5%)
Cisco Systems, Inc.	591,309	10,690,867
F5 Networks, Inc.*	8,745	928,019
Harris Corp.	12,738	459,077
JDS Uniphase Corp.*	25,233	263,433
Juniper Networks, Inc.*	57,872	1,181,168
Motorola Mobility Holdings, Inc.*	29,000	1,125,200
Motorola Solutions, Inc.	31,510	1,458,598
QUALCOMM, Inc.	184,896	10,113,811

		26,220,173

Computers & Peripherals (3.3%)
Apple, Inc.*	102,229	41,402,745
Dell, Inc.*	167,963	2,457,299
EMC Corp.*	224,382	4,833,188

Hewlett-Packard Co.	218,553	$5,629,925
Lexmark International, Inc., Class A	7,898	261,187
NetApp, Inc.*	39,444	1,430,634
SanDisk Corp.*	26,437	1,300,965
Western Digital Corp.*	25,725	796,189

		58,112,132

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	18,230	827,460
Corning, Inc.	172,885	2,244,047
FLIR Systems, Inc.	17,169	430,427
Jabil Circuit, Inc.	20,167	396,483
Molex, Inc.	15,095	360,167
TE Connectivity Ltd.	46,687	1,438,426

		5,697,010

Internet Software & Services (1.4%)
Akamai Technologies, Inc.*	19,747	637,433
eBay, Inc.*	126,384	3,833,227
Google, Inc., Class A*	27,789	17,948,915
VeriSign, Inc.	17,496	624,957
Yahoo!, Inc.*	136,425	2,200,535

		25,245,067

IT Services (2.7%)
Accenture plc, Class A	70,501	3,752,768
Automatic Data Processing, Inc.	53,759	2,903,524
Cognizant Technology Solutions Corp., Class A*	33,235	2,137,343
Computer Sciences Corp.	17,067	404,488
Fidelity National Information Services, Inc.	26,692	709,740
Fiserv, Inc.*	15,499	910,411
International Business Machines Corp.	129,640	23,838,203
Mastercard, Inc., Class A	11,727	4,372,060
Paychex, Inc.	35,485	1,068,453
SAIC, Inc.*	30,404	373,665
Teradata Corp.*	18,419	893,506
Total System Services, Inc.	17,846	349,068
Visa, Inc., Class A	55,943	5,679,893
Western Union Co.	68,118	1,243,835

		48,636,957

Office Electronics (0.1%)
Xerox Corp.	152,603	1,214,720

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc.*	64,448	348,019
Altera Corp.	35,301	1,309,667
Analog Devices, Inc.	32,782	1,172,940
Applied Materials, Inc.	143,639	1,538,374
Broadcom Corp., Class A*	53,368	1,566,884
First Solar, Inc.*	6,473	218,528
Intel Corp.	560,086	13,582,086
KLA-Tencor Corp.	18,338	884,808
Linear Technology Corp.	25,063	752,642
LSI Corp.*	62,033	369,096
Microchip Technology, Inc.	21,032	770,402
Micron Technology, Inc.*	108,679	683,591
Novellus Systems, Inc.*	7,333	302,780

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

NVIDIA Corp.*	67,189	$931,240
Teradyne, Inc.*	20,267	276,239
Texas Instruments, Inc.	125,684	3,658,661
Xilinx, Inc.	28,878	925,829

		29,291,786

Software (2.4%)
Adobe Systems, Inc.*	54,006	1,526,750
Autodesk, Inc.*	24,956	756,915
BMC Software, Inc.*	18,721	613,674
CA, Inc.	40,702	822,791
Citrix Systems, Inc.*	20,518	1,245,853
Electronic Arts, Inc.*	36,469	751,261
Intuit, Inc.	32,695	1,719,430
Microsoft Corp.	823,513	21,378,397
Oracle Corp.	432,810	11,101,577
Red Hat, Inc.*	21,217	876,050
Salesforce.com, Inc.*	14,962	1,518,045
Symantec Corp.*	81,083	1,268,949

		43,579,692

Total Information Technology		237,997,537

Materials (2.5%)
Chemicals (1.6%)
Air Products and Chemicals, Inc.	23,150	1,972,148
Airgas, Inc.	7,519	587,084
CF Industries Holdings, Inc.	7,194	1,042,986
Dow Chemical Co.	130,003	3,738,886
E.I. du Pont de Nemours & Co.	101,625	4,652,392
Eastman Chemical Co.	15,140	591,368
Ecolab, Inc.	33,019	1,908,828
FMC Corp.	7,750	666,810
International Flavors & Fragrances, Inc.	8,904	466,748
Monsanto Co.	58,896	4,126,843
Mosaic Co.	32,756	1,651,885
PPG Industries, Inc.	16,985	1,418,078
Praxair, Inc.	32,974	3,524,921
Sherwin-Williams Co.	9,473	845,655
Sigma-Aldrich Corp.	13,252	827,720

		28,022,352

Construction Materials (0.0%)
Vulcan Materials Co.	14,222	559,636

Containers & Packaging (0.1%)
Ball Corp.	17,898	639,138
Bemis Co., Inc.	11,337	341,017
Owens-Illinois, Inc.*	18,082	350,429
Sealed Air Corp.	17,758	305,615

		1,636,199

Metals & Mining (0.7%)
Alcoa, Inc.	117,098	1,012,898
Allegheny Technologies, Inc.	11,705	559,499
Cliffs Natural Resources, Inc.	15,730	980,766
Freeport-McMoRan Copper & Gold, Inc.	104,271	3,836,130
Newmont Mining Corp.	54,431	3,266,404
Nucor Corp.	34,843	1,378,738

Titanium Metals Corp.	9,076	$135,958
United States Steel Corp.	15,850	419,391

		11,589,784

Paper & Forest Products (0.1%)
International Paper Co.	48,085	1,423,316
MeadWestvaco Corp.	18,791	562,790

		1,986,106

Total Materials		43,794,077

Telecommunication Services (2.2%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	651,830	19,711,339
CenturyLink, Inc.	67,941	2,527,405
Frontier Communications Corp.	109,516	564,007
Verizon Communications, Inc.	311,408	12,493,689
Windstream Corp.	64,129	752,875

		36,049,315

Wireless Telecommunication Services (0.2%)
American Tower Corp., Class A	43,235	2,594,532
MetroPCS Communications, Inc.*	32,310	280,451
Sprint Nextel Corp.*	329,646	771,372

		3,646,355

Total Telecommunication Services		39,695,670

Utilities (2.7%)
Electric Utilities (1.5%)
American Electric Power Co., Inc.	53,124	2,194,552
Duke Energy Corp.	146,605	3,225,310
Edison International	35,844	1,483,942
Entergy Corp.	19,376	1,415,417
Exelon Corp.	72,934	3,163,148
FirstEnergy Corp.	46,007	2,038,110
NextEra Energy, Inc.	46,481	2,829,763
Northeast Utilities	19,481	702,680
Pepco Holdings, Inc.	24,978	507,053
Pinnacle West Capital Corp.	12,015	578,883
PPL Corp.	63,619	1,871,671
Progress Energy, Inc.	32,454	1,818,073
Southern Co.	94,813	4,388,894

		26,217,496

Gas Utilities (0.1%)
AGL Resources, Inc.	12,847	542,914
ONEOK, Inc.	11,332	982,371

		1,525,285

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	70,942	839,953
Constellation Energy Group, Inc.	22,178	879,801
NRG Energy, Inc.*	25,295	458,346

		2,178,100

Multi-Utilities (1.0%)
Ameren Corp.	26,654	883,047

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

CenterPoint Energy, Inc.	46,865	$941,518
CMS Energy Corp.	27,731	612,300
Consolidated Edison, Inc.	32,222	1,998,731
Dominion Resources, Inc.	62,659	3,325,940
DTE Energy Co.	18,622	1,013,968
Integrys Energy Group, Inc.	8,576	464,648
NiSource, Inc.	30,933	736,515
PG&E Corp.	44,652	1,840,555
Public Service Enterprise Group, Inc.	55,655	1,837,171
SCANA Corp.	12,699	572,217
Sempra Energy	26,366	1,450,130
TECO Energy, Inc.	23,749	454,556
Wisconsin Energy Corp.	25,447	889,627
Xcel Energy, Inc.	53,353	1,474,677

		18,495,600

Total Utilities		48,416,481

Total Common Stocks (70.1%) (Cost $1,182,644,451)		1,252,141,591

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp. (Zero Coupon)*†	174	$—

Total Preferred Stocks (0.0%) (Cost $269)		—

Total Investments (70.1%) (Cost $1,182,644,720)		1,252,141,591
Other Assets Less Liabilities (29.9%)		533,039,291

Net Assets (100%)		$1,785,180,882

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$275,527,949	$536,408,929	$811,936,878	$—	$247,435	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	8,465	March-12	$530,389,304	$530,162,950	$(226,354)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$133,633,360	$—	$—	$133,633,360
Consumer Staples	144,474,303	—	—	144,474,303
Energy	153,615,587	—	—	153,615,587
Financials	168,202,600	—	—	168,202,600
Health Care	148,426,261	—	—	148,426,261
Industrials	133,885,715	—	—	133,885,715
Information Technology	237,997,537	—	—	237,997,537
Materials	43,794,077	—	—	43,794,077
Telecommunication Services	39,695,670	—	—	39,695,670
Utilities	48,416,481	—	—	48,416,481
Preferred Stocks
Consumer Discretionary	—	—	—	—

Total Assets	$1,252,141,591	$—	$—	$1,252,141,591

Liabilities:
Futures	$(226,354)	$—	$—	$(226,354)

Total Liabilities	$(226,354)	$—	$—	$(226,354)

Total	$1,251,915,237	$—	$—	$1,251,915,237

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Preferred Stocks- Consumer Discretionary††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—

††	Security received through corporate action with $0 market value.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(226,354	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(226,354)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(51,385,558)	—	—	(51,385,558)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(51,385,558)	$—	$—	$(51,385,558)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(7,546,810)	—	—	(7,546,810)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(7,546,810)	$—	$—	$(7,546,810)

The Portfolio held futures contracts with an average notional balance of approximately $359,415,000 for the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$536,735,669
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$16,613,526

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$127,374,581
Aggregate gross unrealized depreciation	(58,043,467)

Net unrealized appreciation	$69,331,114

Federal income tax cost of investments	$1,182,810,477

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $1,182,644,720)	$1,252,141,591
Cash	496,242,671
Cash held as collateral at broker	34,363,800
Receivable from Separate Accounts for Trust shares sold	3,330,644
Dividends, interest and other receivables	1,855,302
Receivable for securities sold	200,099
Receivable from sub-advisor	20,914
Other assets	818

Total assets	1,788,155,839

LIABILITIES
Due to broker for futures variation margin	2,026,966
Investment management fees payable	660,954
Administrative fees payable	209,544
Distribution fees payable - Class IB	22,587
Payable to Separate Accounts for Trust shares redeemed	17,334
Accrued expenses	37,572

Total liabilities	2,974,957

NET ASSETS	$1,785,180,882

Net assets were comprised of:
Paid in capital	$1,774,150,633
Accumulated undistributed net investment income (loss)	246,024
Accumulated undistributed net realized gain (loss) on investments and futures	(58,486,292)
Net unrealized appreciation (depreciation) on investments and futures	69,270,517

Net assets	$1,785,180,882

Class IA
Net asset value, offering and redemption price per share, $136,851 / 10,527 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.00

Class IB
Net asset value, offering and redemption price per share, $110,367,881 / 8,540,423 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.92

Class K
Net asset value, offering and redemption price per share, $1,674,676,150 / 128,819,241 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($247,435 of dividend income received from affiliates)	$20,779,116
Interest	193,787

Total income	20,972,903

EXPENSES
Investment management fees	6,269,591
Administrative fees	2,154,774
Distribution fees - Class IB	204,171
Printing and mailing expenses	114,830
Professional fees	50,077
Custodian fees	45,000
Trustees’ fees	30,981
Miscellaneous	24,830

Gross expenses	8,894,254
Less: Reimbursement from sub-advisor	(152,905)

Net expenses	8,741,349

NET INVESTMENT INCOME (LOSS)	12,231,554

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	314,694
Futures	(51,385,558)

Net realized gain (loss)	(51,070,864)

Change in unrealized appreciation (depreciation) on:
Securities	(4,328,392)
Futures	(7,546,810)

Net change in unrealized appreciation (depreciation)	(11,875,202)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(62,946,066)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(50,714,512)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,231,554		$5,024,153
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolios	(51,070,864)		28,589,508
Net change in unrealized appreciation (depreciation) on investments and futures	(11,875,202)		75,278,201

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(50,714,512)		108,891,862

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(964)		(4,760,505)
Class IB	(495,689)		(127,795)
Class K†	(11,554,263)		—

	(12,050,916)		(4,888,300)

Distributions from net realized capital gains
Class IA	(19,283,724)		(18,389,800)
Class IB	(1,209,676)		(899,333)

	(20,493,400)		(19,289,133)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(32,544,316)		(24,177,433)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 39,266,994 and 54,608,627 shares, respectively ]	548,202,122		694,081,638
Capital shares issued in reinvestment of dividends and distributions [ 1,538,156 and 1,740,500 shares, respectively ]	19,284,688		23,150,305
Capital shares repurchased [ (112,346,468) and (2,996,479) shares, respectively ]	(1,435,519,812	)(z)	(40,626,638)

Total Class IA transactions	(868,033,002)		676,605,305

Class IB
Capital shares sold [ 5,114,073 and 3,876,522 shares, respectively ]	69,232,500		48,858,029
Capital shares issued in reinvestment of dividends and distributions [ 136,826 and 77,193 shares, respectively ]	1,705,365		1,027,128
Capital shares repurchased [ (604,225) and (81,666) shares, respectively ]	(8,333,132)		(1,039,391)

Total Class IB transactions	62,604,733		48,845,766

Class K†
Capital shares sold [ 128,231,492 and 0 shares, respectively ]	1,628,411,953	(z)	—
Capital shares issued in reinvestment of dividends [ 917,832 and 0 shares, respectively ]	11,554,263		—
Capital shares repurchased [ (330,083) and 0 shares, respectively ]	(4,191,769)		—

Total Class K transactions	1,635,774,447		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	830,346,178		725,451,071

TOTAL INCREASE (DECREASE) IN NET ASSETS	747,087,350		810,165,500
NET ASSETS:
Beginning of year	1,038,093,532		227,928,032

End of year (a)	$1,785,180,882		$1,038,093,532

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$246,024		$153,227

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the AXA Tactical Manager 500 Portfolio exchanged approximately 106,684,780 Class IA shares for approximately 106,684,780 Class K shares. This exchange amounted to approximately $1,353,168,272.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$13.76	$12.51	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.11 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments and futures .	(0.61)	1.51	2.47

Total from investment operations	(0.49)	1.62	2.53

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.02)
Distributions from net realized gains	(0.18)	(0.30)	—

Total dividends and distributions	(0.27)	(0.37)	(0.02)

Net asset value, end of period	$13.00	$13.76	$12.51

Total return (b)	(3.43)%	13.09%	25.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$137	$984,788	$227,658
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.61%	0.63%	0.69%
Before waivers and reimbursements (a)	0.62%	0.64%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.82%	0.88%	0.85%
Before waivers and reimbursements (a)	0.80%	0.87%	0.70%
Portfolio turnover rate	2%	1%	6%

	Year Ended December 31,
Class IB	2011	2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$13.69	$12.43		$11.71

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.09	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and futures .	(0.62)	1.51		0.72

Total from investment operations	(0.53)	1.60		0.74

Less distributions:
Dividends from net investment income	(0.06)	(0.04)		(0.02)
Distributions from net realized gains	(0.18)	(0.30)		—

Total dividends and distributions	(0.24)	(0.34)		(0.02)

Net asset value, end of period	$12.92	$13.69		$12.43

Total return (b)	(3.77)%	12.97%		6.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$110,368	$53,305		$270
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.86%	0.88	%(c)	0.94	%(c)
Before waivers and reimbursements (a)	0.87%	0.89	%(c)	1.10	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.65%	0.69%		0.81%
Before waivers and reimbursements (a)	0.64%	0.67%		0.78%
Portfolio turnover rate	2%	1%		6%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$12.54

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)
Net realized and unrealized gain (loss) on investments and futures .	0.50

Total from investment operations	0.55

Less distributions:
Dividends from net investment income	(0.09)

Net asset value, end of period	$13.00

Total return (b)	4.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,674,676
Ratio of expenses to average net assets:
After reimbursements (a)	0.62%
Before reimbursements (a)	0.62%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	1.01%
Before reimbursements (a)	1.01%
Portfolio turnover rate	2%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 400 PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.*
Portfolio – Class IA Shares	(7.92)%	15.93%
Portfolio – Class IB Shares**	(8.19)	15.41
Portfolio – Class K Shares***	(7.92)	15.93
S&P Mid Cap 400 Index	(1.73)	20.55
Volatility Managed Index – Mid Cap Core	(7.14)	16.05

*      Date of inception 5/27/09.

**     Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

***    Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

        Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (7.92)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the S&P Mid Cap 400 Index, returned (1.73)% and the Volatility Managed Index — Mid Cap Core returned (7.14)% over the same period.

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the S&P Mid Cap 400 Index.

Portfolio Highlights

2011 was a challenging year for money managers as the equity markets whipsawed back and forth, previously reliable sectors faltered, and the broad U.S. equity market ended about where it began. This also was a difficult year for both the U.S. and global economies, due in large part to a political divide in the U.S. over budget deficits and government spending, and ongoing policy debates over European debt. The attendant flight-to-quality led to a substantial rally in U.S. bonds, which ended the year at or near historically low yield levels.

Stock market volatility remained at historically high levels in the fourth quarter, with the CBOE Market Volatility Index (VIX) approaching levels seen during the May 2010 correction. During this period, the S&P 500 Index continued to experience wild swings in value.

After six months of volatility, the year ended on a subdued note, recovering from third quarter losses but without much in the way of gains for the year. Evidence of stronger U.S. growth helped to lift the S&P 500 Index off its 2011 low reached in early October, but the index ended the year with a meager return.

Large caps significantly beat small caps. The Russell 2000® Index finished the year with a negative return as investors migrated toward the stability of large caps and their dividends. Developed-world stocks, as measured by the MSCI EAFE Index, also fell, driven largely by the continuing debt dilemma in Europe but also by losses in the tsunami-battered Japanese economy and stock market.

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	14.4%
Industrials	11.6
Information Technology	10.8
Consumer Discretionary	9.1
Health Care	7.0
Energy	4.9
Materials	4.7
Utilities	4.1
Consumer Staples	3.0
Telecommunication Services	0.3
Cash and Other	30.1

100.0%

AXA TACTICAL MANAGER 400 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$851.77	$3.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.77	3.48
Class IB
Actual	1,000.00	849.40	4.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.57	4.68
Class K†
Actual	1,000.00	1,031.24	2.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.85	3.39

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.68%, 0.92% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.1%)
Auto Components (0.3%)
Gentex Corp.	15,009	$444,116

Automobiles (0.1%)
Thor Industries, Inc.	4,590	125,904

Distributors (0.3%)
LKQ Corp.*	15,334	461,247

Diversified Consumer Services (0.6%)
ITT Educational Services, Inc.*	2,092	119,014
Matthews International Corp., Class A	2,975	93,504
Regis Corp.	6,038	99,929
Service Corp. International	23,852	254,024
Sotheby’s, Inc.	7,067	201,621
Strayer Education, Inc.	1,216	118,183

		886,275

Hotels, Restaurants & Leisure (1.1%)
Bally Technologies, Inc.*	4,534	179,365
Bob Evans Farms, Inc.	3,077	103,203
Brinker International, Inc.	8,421	225,346
Cheesecake Factory, Inc.*	5,711	167,618
International Speedway Corp., Class A	2,962	75,087
Life Time Fitness, Inc.*	4,430	207,102
Panera Bread Co., Class A*	3,101	438,636
Scientific Games Corp., Class A*	6,072	58,898
Wendy’s Co.	30,939	165,833
WMS Industries, Inc.*	5,830	119,632

		1,740,720

Household Durables (1.0%)
American Greetings Corp., Class A	4,174	52,217
KB Home	7,553	50,756
M.D.C. Holdings, Inc.	3,923	69,162
Mohawk Industries, Inc.*	5,971	357,364
NVR, Inc.*	521	357,406
Toll Brothers, Inc.*	15,387	314,203
Tupperware Brands Corp.	6,001	335,876

		1,536,984

Internet & Catalog Retail (0.1%)
HSN, Inc.	4,253	154,214

Leisure Equipment & Products (0.2%)
Polaris Industries, Inc.	7,222	404,288

Media (0.7%)
AMC Networks, Inc., Class A*	6,014	226,006
DreamWorks Animation SKG, Inc., Class A*	7,429	123,284
John Wiley & Sons, Inc., Class A	4,970	220,668
Lamar Advertising Co., Class A*	6,127	168,492
Meredith Corp.	3,904	127,466
New York Times Co., Class A*	12,648	97,769
Scholastic Corp.	2,645	79,271
Valassis Communications, Inc.*	4,682	90,035

		1,132,991

Multiline Retail (0.2%)
99 Cents Only Stores*	4,949	$108,630
Saks, Inc.*	16,725	163,069

		271,699

Specialty Retail (3.3%)
Aaron’s, Inc.	7,901	210,799
Advance Auto Parts, Inc.	7,579	527,726
Aeropostale, Inc.*	8,448	128,832
American Eagle Outfitters, Inc.	20,269	309,913
ANN, Inc.*	5,478	135,745
Ascena Retail Group, Inc.*	7,037	209,139
Barnes & Noble, Inc.*	4,281	61,989
Chico’s FAS, Inc.	17,542	195,418
Collective Brands, Inc.*	6,337	91,063
Dick’s Sporting Goods, Inc.	10,103	372,599
Foot Locker, Inc.	16,001	381,464
Guess?, Inc.	6,988	208,382
Office Depot, Inc.*	30,172	64,870
PetSmart, Inc.	11,677	598,913
RadioShack Corp.	10,444	101,411
Rent-A-Center, Inc.	6,147	227,439
Signet Jewelers Ltd.	9,092	399,684
Tractor Supply Co.	7,430	521,214
Williams-Sonoma, Inc.	10,846	417,571

		5,164,171

Textiles, Apparel & Luxury Goods (1.2%)
Deckers Outdoor Corp.*	4,039	305,227
Fossil, Inc.*	5,501	436,559
Hanesbrands, Inc.*	10,165	222,207
PVH Corp.	7,067	498,153
Under Armour, Inc., Class A*	3,841	275,745
Warnaco Group, Inc.*	4,235	211,920

		1,949,811

Total Consumer Discretionary		14,272,420

Consumer Staples (3.0%)
Beverages (0.5%)
Hansen Natural Corp.*	7,925	730,210

Food & Staples Retailing (0.1%)
Ruddick Corp.	5,155	219,809

Food Products (1.5%)
Corn Products International, Inc.	7,929	416,986
Flowers Foods, Inc.	11,806	224,078
Green Mountain Coffee Roasters, Inc.*	13,626	611,126
Lancaster Colony Corp.	2,081	144,297
Ralcorp Holdings, Inc.*	5,768	493,164
Smithfield Foods, Inc.*	17,087	414,872
Tootsie Roll Industries, Inc.	2,599	61,518

		2,366,041

Household Products (0.8%)
Church & Dwight Co., Inc.	14,965	684,798
Energizer Holdings, Inc.*	6,999	542,283

		1,227,081

Tobacco (0.1%)
Universal Corp.	2,430	111,683

Total Consumer Staples		4,654,824

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Energy (4.9%)
Energy Equipment & Services (2.1%)
Atwood Oceanics, Inc.*	5,912	$235,239
CARBO Ceramics, Inc.	2,079	256,403
Dresser-Rand Group, Inc.*	7,871	392,842
Dril-Quip, Inc.*	3,605	237,281
Helix Energy Solutions Group, Inc.*	11,034	174,337
Oceaneering International, Inc.	11,302	521,361
Oil States International, Inc.*	5,360	409,343
Patterson-UTI Energy, Inc.	16,145	322,577
Superior Energy Services, Inc.*	8,355	237,616
Tidewater, Inc.	5,429	267,650
Unit Corp.*	4,332	201,005

		3,255,654

Oil, Gas & Consumable Fuels (2.8%)
Arch Coal, Inc.	22,138	321,222
Bill Barrett Corp.*	4,899	166,909
Cimarex Energy Co.	8,970	555,243
Comstock Resources, Inc.*	4,984	76,255
Energen Corp.	7,542	377,100
Forest Oil Corp.*	11,700	158,535
HollyFrontier Corp.	21,764	509,278
Northern Oil and Gas, Inc.*	6,608	158,460
Patriot Coal Corp.*	9,761	82,676
Plains Exploration & Production Co.*	14,751	541,657
Quicksilver Resources, Inc.*	12,548	84,197
SM Energy Co.	6,695	489,404
Southern Union Co.	13,050	549,535
World Fuel Services Corp.	7,487	314,304

		4,384,775

Total Energy		7,640,429

Financials (14.4%)
Capital Markets (1.4%)
Affiliated Managers Group, Inc.*	5,592	536,552
Apollo Investment Corp.	20,904	134,622
Eaton Vance Corp.	12,012	283,964
Greenhill & Co., Inc.	3,024	109,983
Janus Capital Group, Inc.	19,520	123,171
Jefferies Group, Inc.	15,252	209,715
Raymond James Financial, Inc.	10,678	330,591
SEI Investments Co.	15,337	266,097
Waddell & Reed Financial, Inc., Class A	8,924	221,047

		2,215,742

Commercial Banks (2.9%)
Associated Banc-Corp	18,151	202,747
BancorpSouth, Inc.	7,599	83,741
Bank of Hawaii Corp.	4,860	216,221
Cathay General Bancorp	8,228	122,844
City National Corp./California	4,897	216,350
Commerce Bancshares, Inc./Missouri	8,280	315,634
Cullen/Frost Bankers, Inc.	6,407	338,994
East West Bancorp, Inc.	15,593	307,962
First Niagara Financial Group, Inc.	36,388	314,028

FirstMerit Corp.	11,429	$172,921
Fulton Financial Corp.	20,924	205,264
Hancock Holding Co.	8,861	283,286
International Bancshares Corp.	5,560	101,943
Prosperity Bancshares, Inc.	4,906	197,957
Signature Bank/New York*	4,862	291,671
SVB Financial Group*	4,534	216,227
Synovus Financial Corp.	70,025	98,735
TCF Financial Corp.	16,494	170,218
Trustmark Corp.	6,708	162,937
Valley National Bancorp	19,581	242,217
Webster Financial Corp.	7,689	156,779
Westamerica Bancorp	2,979	130,778

		4,549,454

Diversified Financial Services (0.3%)
MSCI, Inc., Class A*	12,613	415,346

Insurance (3.0%)
American Financial Group, Inc./Ohio	8,056	297,186
Arthur J. Gallagher & Co.	11,902	398,003
Aspen Insurance Holdings Ltd.	7,386	195,729
Brown & Brown, Inc.	12,149	274,932
Everest Reinsurance Group Ltd.	5,619	472,502
Fidelity National Financial, Inc., Class A	22,929	365,259
First American Financial Corp.	11,031	139,763
Hanover Insurance Group, Inc.	4,694	164,055
HCC Insurance Holdings, Inc.	11,960	328,900
Kemper Corp.	5,250	153,353
Mercury General Corp.	3,235	147,581
Old Republic International Corp.	26,731	247,796
Protective Life Corp.	8,663	195,437
Reinsurance Group of America, Inc.	7,665	400,496
StanCorp Financial Group, Inc.	4,622	169,858
Transatlantic Holdings, Inc.	6,010	328,927
W. R. Berkley Corp.	11,618	399,543

		4,679,320

Real Estate Investment Trusts (REITs) (6.1%)
Alexandria Real Estate Equities, Inc. (REIT)	6,481	446,995
American Campus Communities, Inc. (REIT)	7,459	312,980
BRE Properties, Inc. (REIT)	7,917	399,650
Camden Property Trust (REIT)	7,465	464,622
Corporate Office Properties Trust/Maryland (REIT)	7,531	160,109
Duke Realty Corp. (REIT)	26,459	318,831
Equity One, Inc. (REIT)	6,237	105,904
Essex Property Trust, Inc. (REIT)	3,584	503,588
Federal Realty Investment Trust (REIT)	6,663	604,667
Highwoods Properties, Inc. (REIT)	6,396	189,769
Home Properties, Inc. (REIT)	5,083	292,628
Hospitality Properties Trust (REIT)	12,922	296,948
Liberty Property Trust (REIT)	12,139	374,852
Macerich Co. (REIT)	13,803	698,432
Mack-Cali Realty Corp. (REIT)	9,116	243,306

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

National Retail Properties, Inc. (REIT)	10,890	$287,278
Omega Healthcare Investors, Inc. (REIT)	10,793	208,845
Potlatch Corp. (REIT)	4,204	130,786
Rayonier, Inc. (REIT)	12,646	564,391
Realty Income Corp. (REIT)	13,989	489,055
Regency Centers Corp. (REIT)	9,406	353,854
Senior Housing Properties Trust (REIT)	17,100	383,724
SL Green Realty Corp. (REIT)	9,041	602,492
Taubman Centers, Inc. (REIT)	6,059	376,264
UDR, Inc. (REIT)	22,915	575,167
Weingarten Realty Investors (REIT)	12,641	275,827

		9,660,964

Real Estate Management & Development (0.2%)
Jones Lang LaSalle, Inc.	4,548	278,611

Thrifts & Mortgage Finance (0.5%)
Astoria Financial Corp.	8,762	74,389
New York Community Bancorp, Inc.	45,758	566,027
Washington Federal, Inc.	11,259	157,513

		797,929

Total Financials		22,597,366

Health Care (7.0%)
Biotechnology (0.9%)
Regeneron Pharmaceuticals, Inc.*	7,977	442,165
United Therapeutics Corp.*	5,431	256,615
Vertex Pharmaceuticals, Inc.*	21,819	724,609

		1,423,389

Health Care Equipment & Supplies (1.9%)
Cooper Cos., Inc.	4,994	352,177
Gen-Probe, Inc.*	4,866	287,678
Hill-Rom Holdings, Inc.	6,456	217,503
Hologic, Inc.*	27,525	481,963
IDEXX Laboratories, Inc.*	5,874	452,063
Masimo Corp.*	6,277	117,286
ResMed, Inc.*	15,388	390,855
STERIS Corp.	6,064	180,828
Teleflex, Inc.	4,260	261,095
Thoratec Corp.*	6,269	210,388

		2,951,836

Health Care Providers & Services (2.7%)
AMERIGROUP Corp.*	5,004	295,636
Catalyst Health Solutions, Inc.*	5,233	272,116
Community Health Systems, Inc.*	9,476	165,356
Health Management Associates, Inc., Class A*	26,583	195,917
Health Net, Inc.*	8,679	264,015
Henry Schein, Inc.*	9,453	609,057
HMS Holdings Corp.*	8,957	286,445
LifePoint Hospitals, Inc.*	5,038	187,162
Lincare Holdings, Inc.	9,263	238,152
MEDNAX, Inc.*	5,117	368,475
Omnicare, Inc.	11,962	412,091
Owens & Minor, Inc.	6,635	184,387

Universal Health Services, Inc., Class B	10,099	$392,447
VCA Antech, Inc.*	9,070	179,132
WellCare Health Plans, Inc.*	4,477	235,042

		4,285,430

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	19,937	377,607

Life Sciences Tools & Services (0.9%)
Bio-Rad Laboratories, Inc., Class A*	2,059	197,746
Charles River Laboratories International, Inc.*	5,172	141,351
Covance, Inc.*	6,356	290,596
Mettler-Toledo International, Inc.*	3,304	488,034
Techne Corp.	3,871	264,235

		1,381,962

Pharmaceuticals (0.4%)
Endo Pharmaceuticals Holdings, Inc.*	12,223	422,060
Medicis Pharmaceutical Corp., Class A	6,600	219,450

		641,510

Total Health Care		11,061,734

Industrials (11.6%)
Aerospace & Defense (0.9%)
Alliant Techsystems, Inc.	3,447	197,030
BE Aerospace, Inc.*	10,790	417,681
Esterline Technologies Corp.*	3,203	179,272
Exelis, Inc.	19,524	176,692
Huntington Ingalls Industries, Inc.*	5,106	159,716
Triumph Group, Inc.	4,518	264,077

		1,394,468

Air Freight & Logistics (0.1%)
UTi Worldwide, Inc.	10,754	142,921

Airlines (0.2%)
Alaska Air Group, Inc.*	3,715	278,960
JetBlue Airways Corp.*	21,376	111,155

		390,115

Building Products (0.3%)
Fortune Brands Home & Security, Inc.*	16,392	279,156
Lennox International, Inc.	5,394	182,047

		461,203

Commercial Services & Supplies (1.2%)
Brink’s Co.	4,899	131,685
Clean Harbors, Inc.*	4,940	314,826
Copart, Inc.*	5,581	267,274
Corrections Corp. of America*	10,410	212,052
Deluxe Corp.	5,316	120,992
Herman Miller, Inc.	6,091	112,379
HNI Corp.	4,689	122,383

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Mine Safety Appliances Co.	3,220	$106,646
Rollins, Inc.	6,734	149,630
Waste Connections, Inc.	11,703	387,837

		1,925,704

Construction & Engineering (0.8%)
AECOM Technology Corp.*	12,068	248,239
Granite Construction, Inc.	3,640	86,341
KBR, Inc.	15,572	433,992
Shaw Group, Inc.*	6,816	183,350
URS Corp.*	8,329	292,514

		1,244,436

Electrical Equipment (1.3%)
Acuity Brands, Inc.	4,401	233,253
AMETEK, Inc.	16,749	705,133
General Cable Corp.*	5,460	136,554
Hubbell, Inc., Class B	6,166	412,259
Regal-Beloit Corp.	4,344	221,414
Thomas & Betts Corp.*	5,445	297,297

		2,005,910

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	6,385	282,855

Machinery (3.9%)
AGCO Corp.*	10,211	438,767
CLARCOR, Inc.	5,293	264,597
Crane Co.	5,111	238,735
Donaldson Co., Inc.	7,796	530,752
Gardner Denver, Inc.	5,292	407,802
Graco, Inc.	6,244	255,317
Harsco Corp.	8,444	173,778
IDEX Corp.	8,729	323,933
ITT Corp.	9,800	189,434
Kennametal, Inc.	8,312	303,554
Lincoln Electric Holdings, Inc.	8,767	342,965
Nordson Corp.	6,238	256,881
Oshkosh Corp.*	9,564	204,478
Pentair, Inc.	10,311	343,253
SPX Corp.	5,337	321,661
Terex Corp.*	11,476	155,041
Timken Co.	8,785	340,067
Trinity Industries, Inc.	8,383	251,993
Valmont Industries, Inc.	2,351	213,447
Wabtec Corp.	5,018	351,009
Woodward, Inc.	6,271	256,672

		6,164,136

Marine (0.4%)
Alexander & Baldwin, Inc.	4,362	178,057
Kirby Corp.*	5,824	383,452

		561,509

Professional Services (0.6%)
Corporate Executive Board Co.	3,483	132,702
FTI Consulting, Inc.*	4,286	181,812
Korn/Ferry International*	5,116	87,279
Manpower, Inc.	8,535	305,126
Towers Watson & Co., Class A	5,390	323,023

		1,029,942

Road & Rail (1.1%)
Con-way, Inc.	5,815	$169,565
J.B. Hunt Transport Services, Inc.	9,403	423,793
Kansas City Southern*	11,491	781,503
Landstar System, Inc.	4,907	235,144
Werner Enterprises, Inc.	4,648	112,017

		1,722,022

Trading Companies & Distributors (0.6%)
GATX Corp.	4,875	212,842
MSC Industrial Direct Co., Inc., Class A	4,793	342,939
United Rentals, Inc.*	6,554	193,671
Watsco, Inc.	2,969	194,945

		944,397

Total Industrials		18,269,618

Information Technology (10.8%)
Communications Equipment (0.9%)
ADTRAN, Inc.	6,659	200,835
Ciena Corp.*	10,135	122,634
Plantronics, Inc.	4,551	162,198
Polycom, Inc.*	18,531	302,055
Riverbed Technology, Inc.*	16,217	381,100
Tellabs, Inc.	37,502	151,508

		1,320,330

Computers & Peripherals (0.4%)
Diebold, Inc.	6,553	197,049
NCR Corp.*	16,466	271,030
QLogic Corp.*	10,526	157,890

		625,969

Electronic Equipment, Instruments & Components (1.6%)
Arrow Electronics, Inc.*	11,689	437,286
Avnet, Inc.*	15,521	482,548
Ingram Micro, Inc., Class A*	16,048	291,913
Itron, Inc.*	4,261	152,416
National Instruments Corp.	9,698	251,663
Tech Data Corp.*	4,318	213,352
Trimble Navigation Ltd.*	12,900	559,860
Vishay Intertechnology, Inc.*	16,443	147,823

		2,536,861

Internet Software & Services (0.9%)
AOL, Inc.*	10,183	153,763
Equinix, Inc.*	4,978	504,769
Monster Worldwide, Inc.*	13,715	108,760
Rackspace Hosting, Inc.*	10,833	465,928
ValueClick, Inc.*	8,639	140,729

		1,373,949

IT Services (2.1%)
Acxiom Corp.*	8,189	99,988
Alliance Data Systems Corp.*	5,227	542,772
Broadridge Financial Solutions, Inc.	12,984	292,789
Convergys Corp.*	12,570	160,519
CoreLogic, Inc.*	11,141	144,053
DST Systems, Inc.	3,504	159,502
Gartner, Inc.*	9,927	345,162

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Global Payments, Inc.	8,193	$388,184
Jack Henry & Associates, Inc.	9,057	304,406
Lender Processing Services, Inc.	8,827	133,023
ManTech International Corp., Class A	2,426	75,788
NeuStar, Inc., Class A*	6,839	233,688
VeriFone Systems, Inc.*	11,057	392,745

		3,272,619

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	5,436	194,500

Semiconductors & Semiconductor Equipment (1.8%)
Atmel Corp.*	48,395	391,999
Cree, Inc.*	12,071	266,045
Cypress Semiconductor Corp.*	16,201	273,635
Fairchild Semiconductor International, Inc.*	13,226	159,241
Integrated Device Technology, Inc.*	14,860	81,135
International Rectifier Corp.*	7,223	140,271
Intersil Corp., Class A	13,407	139,969
Lam Research Corp.*	12,507	463,009
MEMC Electronic Materials, Inc.*	24,582	96,853
RF Micro Devices, Inc.*	29,432	158,933
Semtech Corp.*	7,016	174,137
Silicon Laboratories, Inc.*	4,378	190,093
Skyworks Solutions, Inc.*	19,786	320,929

		2,856,249

Software (3.0%)
ACI Worldwide, Inc.*	3,505	100,383
Advent Software, Inc.*	3,348	81,557
ANSYS, Inc.*	9,664	553,554
Cadence Design Systems, Inc.*	28,670	298,168
Compuware Corp.*	22,848	190,095
Concur Technologies, Inc.*	4,866	247,144
FactSet Research Systems, Inc.	4,725	412,398
Fair Isaac Corp.	3,735	133,863
Informatica Corp.*	11,125	410,846
Mentor Graphics Corp.*	9,762	132,373
MICROS Systems, Inc.*	8,383	390,480
Parametric Technology Corp.*	12,224	223,210
Quest Software, Inc.*	5,910	109,926
Rovi Corp.*	11,507	282,842
Solera Holdings, Inc.	7,418	330,398
Synopsys, Inc.*	14,992	407,783
TIBCO Software, Inc.*	16,866	403,266

		4,708,286

Total Information Technology		16,888,763

Materials (4.7%)
Chemicals (2.0%)
Albemarle Corp.	9,286	478,322
Ashland, Inc.	8,171	467,054
Cabot Corp.	6,685	214,856
Cytec Industries, Inc.	5,187	231,600
Intrepid Potash, Inc.*	5,507	124,623
Minerals Technologies, Inc.	1,848	104,468

NewMarket Corp.	1,108	$219,506
Olin Corp.	8,386	164,785
RPM International, Inc.	13,708	336,531
Scotts Miracle-Gro Co., Class A	4,528	211,412
Sensient Technologies Corp.	5,240	198,596
Valspar Corp.	9,777	381,010

		3,132,763

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	4,781	360,535

Containers & Packaging (1.3%)
AptarGroup, Inc.	6,912	360,599
Greif, Inc., Class A	3,218	146,580
Packaging Corp. of America	10,227	258,129
Rock-Tenn Co., Class A	7,377	425,653
Silgan Holdings, Inc.	5,185	200,348
Sonoco Products Co.	10,459	344,729
Temple-Inland, Inc.	11,527	365,521

		2,101,559

Metals & Mining (0.9%)
Carpenter Technology Corp.	4,622	237,941
Commercial Metals Co.	12,087	167,163
Compass Minerals International, Inc.	3,443	237,050
Reliance Steel & Aluminum Co.	7,843	381,876
Steel Dynamics, Inc.	22,878	300,846
Worthington Industries, Inc.	5,613	91,941

		1,416,817

Paper & Forest Products (0.3%)
Domtar Corp.	3,813	304,887
Louisiana-Pacific Corp.*	14,513	117,120

		422,007

Total Materials		7,433,681

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.2%)
tw telecom, Inc.*	15,625	302,813

Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	9,626	249,217

Total Telecommunication Services		552,030

Utilities (4.1%)
Electric Utilities (1.2%)
Cleco Corp.	6,346	241,783
Great Plains Energy, Inc.	14,195	309,167
Hawaiian Electric Industries, Inc.	10,040	265,859
IDACORP, Inc.	5,206	220,786
NV Energy, Inc.	24,689	403,665
PNM Resources, Inc.	8,333	151,911
Westar Energy, Inc.	12,327	354,771

		1,947,942

Gas Utilities (1.1%)
Atmos Energy Corp.	9,453	315,257
National Fuel Gas Co.	8,667	481,712
Questar Corp.	18,578	368,959
UGI Corp.	12,145	357,063

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

WGL Holdings, Inc.	5,380	$237,904

		1,760,895

Multi-Utilities (1.6%)
Alliant Energy Corp.	11,610	512,117
Black Hills Corp.	4,129	138,652
MDU Resources Group, Inc.	19,750	423,835
NSTAR	10,837	508,906
OGE Energy Corp.	10,258	581,731
Vectren Corp.	8,563	258,859

		2,424,100

	Number of Shares	Value (Note 1)

Water Utilities (0.2%)
Aqua America, Inc.	14,496	$319,637

Total Utilities		6,452,574

Total Investments (69.9%) (Cost $106,495,712)		109,823,439
Other Assets Less Liabilities (30.1%)		47,238,524

Net Assets (100%)		$157,061,963

*	Non-income producing.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$25,454,080	$54,098,848	$79,552,928	$—	$24,658	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	536	March-12	$47,272,810	$47,023,280	$(249,530)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$14,272,420	$—	$—	$14,272,420
Consumer Staples	4,654,824	—	—	4,654,824
Energy	7,640,429	—	—	7,640,429
Financials	22,597,366	—	—	22,597,366
Health Care	11,061,734	—	—	11,061,734
Industrials	18,269,618	—	—	18,269,618
Information Technology	16,687,928	200,835	—	16,888,763
Materials	7,433,681	—	—	7,433,681
Telecommunication Services	552,030	—	—	552,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Utilities	$6,452,574	$—	$—	$6,452,574

Total Assets	$109,622,604	$200,835	$—	$109,823,439

Liabilities:
Futures	$(249,530)	$—	$—	$(249,530)

Total Liabilities	$(249,530)	$—	$—	$(249,530)

Total	$109,373,074	$200,835	$—	$109,573,909

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(249,530	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(249,530)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(8,465,759)	—	—	(8,465,759)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(8,465,759)	$—	$—	$(8,465,759)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(729,336)	—	—	(729,336)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(729,336)	$—	$—	$(729,336)

The Portfolio held futures contracts with an average notional balance of approximately $33,709,000 for the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$56,474,691
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$13,669,756

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,351,330
Aggregate gross unrealized depreciation	(7,013,499)

Net unrealized appreciation	$3,337,831

Federal income tax cost of investments	$106,485,608

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $106,495,712)	$109,823,439
Cash	43,576,127
Cash held as collateral at broker	3,708,800
Receivable from Separate Accounts for Trust shares sold	278,412
Dividends, interest and other receivables	111,625
Receivable for securities sold	59,351
Receivable from sub-advisor	2,315
Other assets	80

Total assets	157,560,149

LIABILITIES
Payable for securities purchased	212,043
Due to broker for futures variation margin	183,808
Investment management fees payable	60,264
Distribution fees payable - Class IB	10,358
Administrative fees payable	8,697
Payable to Separate Accounts for Trust shares redeemed	2,736
Accrued expenses	20,280

Total liabilities	498,186

NET ASSETS	$157,061,963

Net assets were comprised of:
Paid in capital	$160,455,631
Accumulated undistributed net investment income (loss)	22,287
Accumulated undistributed net realized gain (loss) on investments and futures	(6,494,152)
Net unrealized appreciation (depreciation) on investments and futures	3,078,197

Net assets	$157,061,963

Class IA
Net asset value, offering and redemption price per share, $146,809 / 10,631 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.81

Class IB
Net asset value, offering and redemption price per share, $50,221,216 / 3,660,437 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.72

Class K
Net asset value, offering and redemption price per share, $106,693,938 / 7,726,462 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.81

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($24,658 of dividend income received from affiliates)	$1,211,991
Interest	16,942

Total income	1,228,933

EXPENSES
Investment management fees	593,838
Administrative fees	262,856
Distribution fees - Class IB	93,971
Custodian fees	36,000
Professional fees	25,537
Printing and mailing expenses	10,705
Trustees’ fees	2,971
Miscellaneous	3,756

Gross expenses	1,029,634
Less: Waiver from investment advisor	(28,161)
Reimbursement from sub-advisor	(15,194)

Net expenses	986,279

NET INVESTMENT INCOME (LOSS)	242,654

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	2,456,039
Futures	(8,465,759)
Foreign currency transactions	—

Net realized gain (loss)	(6,009,720)

Change in unrealized appreciation (depreciation) on:
Securities	(6,529,193)
Futures	(729,336)

Net change in unrealized appreciation (depreciation)	(7,258,529)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(13,268,249)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,025,595)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$242,654		$157,624
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolios	(6,009,720)		4,543,922
Net change in unrealized appreciation (depreciation) on investments and futures	(7,258,529)		9,996,679

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,025,595)		14,698,225

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(405)		(141,859)
Class IB	(18,219)		—
Class K†	(288,457)		—

	(307,081)		(141,859)

Distributions from net realized capital gains
Class IA	(2,227,369)		(1,725,990)
Class IB	(928,599)		(528,091)

	(3,155,968)		(2,254,081)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,463,049)		(2,395,940)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,785,051 and 3,682,084 shares, respectively ]	28,797,776		49,738,922
Capital shares issued in reinvestment of dividends and distributions [ 165,879 and 126,682 shares, respectively ]	2,227,774		1,867,849
Capital shares repurchased [ (6,769,924) and (4,039) shares, respectively ]	(92,790,845	)(z)	(56,168)

Total Class IA transactions	(61,765,295)		51,550,603

Class IB
Capital shares sold [ 2,295,622 and 1,587,985 shares, respectively ]	34,301,184		21,746,044
Capital shares issued in reinvestment of distributions [ 71,079 and 35,852 shares, respectively ]	946,818		528,091
Capital shares repurchased [ (292,763) and (44,012) shares, respectively ]	(4,468,999)		(618,602)

Total Class IB transactions	30,779,003		21,655,533

Class K†
Capital shares sold [ 7,725,307 and 0 shares, respectively ]	105,740,704	(z)	—
Capital shares issued in reinvestment of dividends [ 21,648 and 0 shares, respectively ]	288,457		—
Capital shares repurchased [ (20,493) and 0 shares, respectively ]	(277,816)		—

Total Class K transactions	105,751,345		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	74,765,053		73,206,136

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,276,409		85,508,421
NET ASSETS:
Beginning of year	98,785,554		13,277,133

End of year (a)	$157,061,963		$98,785,554

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$22,287		$16,089

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the AXA Tactical Manager 400 Portfolio exchanged approximately 6,752,306 Class IA shares for approximately 6,752,306 Class K shares. This exchange amounted to approximately $92,507,246.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010	May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$15.42		$12.87	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	(e)	0.05 (e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and futures .	(1.27)		2.98	2.86

Total from investment operations	(1.23)		3.03	2.87

Less distributions:
Dividends from net investment income	(0.04)		(0.03)	—
Distributions from net realized gains	(0.34)		(0.45)	—

Total dividends and distributions	(0.38)		(0.48)	—

Net asset value, end of period	$13.81		$15.42	$12.87

Total return (b)	(7.92)%		23.88%	28.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$147		$74,459	$13,192
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.68%		0.68%	0.70%
Before waivers and reimbursements (a)	0.72%		0.90%	4.36%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.24%		0.38%	0.08%
Before waivers and reimbursements (a)	0.21%		0.16%	(3.58)%
Portfolio turnover rate	15%		13%	14%

	Year Ended December 31,
Class IB	2011		2010	October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$15.33		$12.79	$11.81

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	0.03 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and futures .	(1.26)		2.96	0.98

Total from investment operations	(1.26)		2.99	0.98

Less distributions:
Dividends from net investment income	(0.01)		—	—
Distributions from net realized gains	(0.34)		(0.45)	—

Total dividends and distributions	(0.35)		(0.45)	—

Net asset value, end of period	$13.72		$15.33	$12.79

Total return (b)	(8.19)%		23.71%	8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$50,221		$24,326	$85
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.93%		0.93%	0.95	%(c)
Before waivers and reimbursements (a)	0.97	%(c)	1.07%	4.61	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.01%		0.19%	0.04%
Before waivers and reimbursements (a)	(0.03)%		0.06%	(1.47)%
Portfolio turnover rate	15%		13%	14%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$13.43

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)
Net realized and unrealized gain (loss) on investments and futures .	0.41

Total from investment operations	0.42

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$13.81

Total return (b)	3.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$106,694
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.67%
Before waivers and reimbursements (a)	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.28%
Before waivers and reimbursements (a)	0.25%
Portfolio turnover rate	15%
#	Per share amount is less than $0.005.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 2000 PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.**
Portfolio – Class IA Shares	(10.26)%	14.50%
Portfolio – Class IB Shares*	(10.58)	14.00
Portfolio – Class K Shares***	(10.26)	14.50
Russell 2000® Index	(4.18)	18.83
Volatility Managed Index – Small Cap Core	(8.69)	14.63

*    Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 5/27/09.

***  Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (10.26)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the Russell 2000® Index, returned (4.18)% and the Volatility Managed Index — Small Cap Core returned (8.69)% over the same period.

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000® Index.

Portfolio Highlights

2011 was a challenging year for money managers as the equity markets whipsawed back and forth, previously reliable sectors faltered, and the broad U.S. equity market ended about where it began. This also was a difficult year for both the U.S. and global economies, due in large part to a political divide in the U.S. over budget deficits and government spending, and ongoing policy debates over European debt. The attendant flight-to-quality led to a substantial rally in U.S. bonds, which ended the year at or near historically low yield levels.

Stock market volatility remained at historically high levels in the fourth quarter, with the CBOE Market Volatility Index (VIX) approaching levels seen during the May 2010 correction. During this period, the S&P 500 Index continued to experience wild swings in value.

After six months of volatility, the year ended on a subdued note, recovering from third quarter losses but without much in the way of gains for the year. Evidence of stronger U.S. growth helped to lift the S&P 500 Index off its 2011 low reached in early October, but the index ended the year with a meager return.

Large caps significantly beat small caps. The Russell 2000® Index finished the year with a negative return as investors migrated toward the stability of large caps and their dividends. Developed-world stocks, as measured by the MSCI EAFE Index, also fell, driven largely by the continuing debt dilemma in Europe but also by losses in the tsunami-battered Japanese economy and stock market.

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	15.2%
Information Technology	11.7
Industrials	10.7
Consumer Discretionary	9.0
Health Care	8.7
Energy	4.6
Materials	3.1
Utilities	2.5
Consumer Staples	2.5
Telecommunication Services	0.5
Cash and Other	31.5

100.0%

AXA TACTICAL MANAGER 2000 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$848.07	$3.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.70	3.54
Class IB
Actual	1,000.00	845.87	4.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.54	4.71
Class K†
Actual	1,000.00	1,042.55	2.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.84	3.41

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.70%, 0.93% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

† Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.0%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	21,480	$212,437
Amerigon, Inc.*	7,123	101,574
Cooper Tire & Rubber Co.	19,979	279,906
Dana Holding Corp.*	46,963	570,600
Dorman Products, Inc.*	3,451	127,445
Drew Industries, Inc.*	6,117	150,050
Exide Technologies, Inc.*	24,725	65,027
Fuel Systems Solutions, Inc.*	5,356	88,320
Modine Manufacturing Co.*	14,923	141,172
Motorcar Parts of America, Inc.*	4,063	30,473
Shiloh Industries, Inc.*	1,461	12,243
Spartan Motors, Inc.	11,079	53,290
Standard Motor Products, Inc.	6,277	125,854
Stoneridge, Inc.*	8,691	73,265
Superior Industries International, Inc.	7,510	124,215
Tenneco, Inc.*	19,415	578,179
Tower International, Inc.*	1,882	20,213

		2,754,263

Automobiles (0.0%)
Winnebago Industries, Inc.*	9,426	69,564

Distributors (0.2%)
Core-Mark Holding Co., Inc.	3,583	141,887
Pool Corp.	15,492	466,309
VOXX International Corp.*	5,176	43,737
Weyco Group, Inc.	2,254	55,336

		707,269

Diversified Consumer Services (0.8%)
American Public Education, Inc.*	5,726	247,821
Archipelago Learning, Inc.*	4,118	39,821
Ascent Capital Group, Inc., Class A*	4,607	233,667
Bridgepoint Education, Inc.*	5,749	132,227
Cambium Learning Group, Inc.*	5,269	15,912
Capella Education Co.*	4,587	165,361
Coinstar, Inc.*	10,095	460,736
Corinthian Colleges, Inc.*	24,130	52,362
Grand Canyon Education, Inc.*	9,208	146,960
Hillenbrand, Inc.	20,210	451,087
K12, Inc.*	8,348	149,763
Lincoln Educational Services Corp.	7,353	58,089
Mac-Gray Corp.	3,619	49,906
Matthews International Corp., Class A	9,473	297,737
National American University Holdings, Inc.	2,506	18,996
Regis Corp.	18,574	307,400
School Specialty, Inc.*	5,416	13,540
Sotheby’s, Inc.	21,710	619,386
Steiner Leisure Ltd.*	4,821	218,825
Stewart Enterprises, Inc., Class A	25,316	145,820
Strayer Education, Inc.	3,961	384,970
Universal Technical Institute, Inc.*	6,831	87,300

		4,297,686

Hotels, Restaurants & Leisure (1.9%)
AFC Enterprises, Inc.*	7,868	$115,660
Ambassadors Group, Inc.	6,161	27,786
Ameristar Casinos, Inc.	10,455	180,767
Benihana, Inc.*	4,344	44,439
Biglari Holdings, Inc.*	386	142,141
BJ’s Restaurants, Inc.*	7,717	349,734
Bob Evans Farms, Inc.	9,736	326,545
Boyd Gaming Corp.*	17,852	133,176
Bravo Brio Restaurant Group, Inc.*	6,148	105,438
Buffalo Wild Wings, Inc.*	5,885	397,296
Caribou Coffee Co., Inc.*	4,232	59,036
Carrols Restaurant Group, Inc.*	4,146	47,969
CEC Entertainment, Inc.	6,385	219,963
Cheesecake Factory, Inc.*	18,585	545,470
Churchill Downs, Inc.	4,015	209,302
Cracker Barrel Old Country Store, Inc.	7,372	371,623
Denny’s Corp.*	31,491	118,406
DineEquity, Inc.*	4,962	209,446
Domino’s Pizza, Inc.*	18,674	633,982
Einstein Noah Restaurant Group, Inc.	1,990	31,482
Gaylord Entertainment Co.*	11,328	273,458
International Speedway Corp., Class A	9,493	240,648
Interval Leisure Group, Inc.*	12,915	175,773
Isle of Capri Casinos, Inc.*	6,991	32,648
Jack in the Box, Inc.*	13,944	291,430
Jamba, Inc.*	20,376	26,693
Krispy Kreme Doughnuts, Inc.*	18,773	122,775
Life Time Fitness, Inc.*	13,449	628,741
Luby’s, Inc.*	6,345	28,616
Marcus Corp.	6,656	83,932
McCormick & Schmick’s Seafood Restaurants, Inc.*	4,139	36,175
Monarch Casino & Resort, Inc.*	2,935	29,908
Morgans Hotel Group Co.*	6,842	40,368
Multimedia Games Holding Co., Inc.*	8,648	68,665
O’Charleys, Inc.*	5,481	30,091
Orient-Express Hotels Ltd., Class A*	30,936	231,092
P.F. Chang’s China Bistro, Inc.	6,761	208,982
Papa John’s International, Inc.*	5,907	222,576
Peet’s Coffee & Tea, Inc.*	4,114	257,865
Pinnacle Entertainment, Inc.*	19,527	198,394
Red Lion Hotels Corp.*	4,995	34,615
Red Robin Gourmet Burgers, Inc.*	4,157	115,149
Ruby Tuesday, Inc.*	20,930	144,417
Ruth’s Hospitality Group, Inc.*	11,411	56,713
Scientific Games Corp., Class A*	18,735	181,729
Shuffle Master, Inc.*	17,373	203,612
Six Flags Entertainment Corp.	13,334	549,894
Sonic Corp.*	19,826	133,429
Speedway Motorsports, Inc.	3,841	58,883
Texas Roadhouse, Inc.	20,270	302,023
Town Sports International Holdings, Inc.*	6,605	48,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Vail Resorts, Inc.	11,445	$484,810

		9,812,312

Household Durables (0.5%)
American Greetings Corp., Class A	12,986	162,455
Beazer Homes USA, Inc.*	23,617	58,570
Blyth, Inc.	1,672	94,970
Cavco Industries, Inc.*	2,178	87,251
CSS Industries, Inc.	2,429	48,386
Ethan Allen Interiors, Inc.	7,776	184,369
Furniture Brands International, Inc.*	12,474	15,343
Helen of Troy Ltd.*	9,901	303,961
Hovnanian Enterprises, Inc., Class A*	18,580	26,941
iRobot Corp.*	7,623	227,547
KB Home	24,931	167,536
La-Z-Boy, Inc.*	16,615	197,718
Libbey, Inc.*	6,315	80,453
Lifetime Brands, Inc.	2,751	33,397
M.D.C. Holdings, Inc.	12,169	214,539
M/I Homes, Inc.*	6,327	60,739
Meritage Homes Corp.*	8,997	208,640
Ryland Group, Inc.	14,317	225,636
Sealy Corp.*	14,379	24,732
Skullcandy, Inc.*	3,069	38,424
Skyline Corp.	2,118	9,213
Standard Pacific Corp.*	34,289	109,039
Universal Electronics, Inc.*	4,794	80,875
Zagg, Inc.*	7,098	50,183

		2,710,917

Internet & Catalog Retail (0.2%)
1-800-FLOWERS.COM, Inc., Class A*	7,884	17,345
Blue Nile, Inc.*	3,752	153,382
Geeknet, Inc.*	1,289	21,977
HSN, Inc.	12,834	465,361
Nutrisystem, Inc.	8,754	113,189
Orbitz Worldwide, Inc.*	6,207	23,338
Overstock.com, Inc.*	3,439	26,962
PetMed Express, Inc.	6,518	67,657
Shutterfly, Inc.*	9,614	218,815
U.S. Auto Parts Network, Inc.*	4,351	19,014
Valuevision Media, Inc., Class A*	12,116	22,778

		1,149,818

Leisure Equipment & Products (0.3%)
Arctic Cat, Inc.*	3,929	88,599
Black Diamond, Inc.*	3,749	28,005
Brunswick Corp.	28,607	516,642
Callaway Golf Co.	20,736	114,670
Eastman Kodak Co.*	80,367	52,198
JAKKS Pacific, Inc.	8,693	122,658
Johnson Outdoors, Inc., Class A*	1,336	20,508
Leapfrog Enterprises, Inc.*	13,761	76,924
Marine Products Corp.*	2,788	13,829
Smith & Wesson Holding Corp.*	18,907	82,435
Steinway Musical Instruments, Inc.*	2,153	53,911
Sturm Ruger & Co., Inc.	6,045	202,266

Summer Infant, Inc.*	4,129	$29,068

		1,401,713

Media (0.9%)
AH Belo Corp., Class A	5,265	25,009
Arbitron, Inc.	8,717	299,952
Belo Corp., Class A	29,781	187,620
Central European Media Enterprises Ltd., Class A*	11,852	77,275
Cinemark Holdings, Inc.	29,862	552,148
Crown Media Holdings, Inc., Class A*	10,156	12,289
Cumulus Media, Inc., Class A*	12,036	40,200
Dial Global, Inc.*	1,589	5,069
Digital Domain Media Group, Inc.*	1,180	7,174
Digital Generation, Inc.*	8,799	104,884
Entercom Communications Corp., Class A*	8,028	49,372
Entravision Communications Corp., Class A	14,406	22,473
EW Scripps Co., Class A*	9,989	80,012
Fisher Communications, Inc.*	2,811	81,041
Global Sources Ltd.*	3,946	19,138
Gray Television, Inc.*	15,101	24,464
Harte-Hanks, Inc.	14,318	130,151
Journal Communications, Inc., Class A*	14,436	63,518
Knology, Inc.*	9,560	135,752
LIN TV Corp., Class A*	9,138	38,654
Lions Gate Entertainment Corp.*	14,347	119,367
Live Nation Entertainment, Inc.*	45,308	376,510
Martha Stewart Living Omnimedia, Inc., Class A	8,170	35,948
McClatchy Co., Class A*	17,231	41,182
MDC Partners, Inc., Class A	8,021	108,444
Meredith Corp.	11,556	377,303
National CineMedia, Inc.	17,773	220,385
New York Times Co., Class A*	44,233	341,921
Nexstar Broadcasting Group, Inc., Class A*	3,220	25,245
Outdoor Channel Holdings, Inc.	4,276	31,899
ReachLocal, Inc.*	3,434	21,222
Rentrak Corp.*	2,882	41,155
Saga Communications, Inc., Class A*	1,175	43,922
Scholastic Corp.	8,499	254,715
Sinclair Broadcast Group, Inc., Class A	16,334	185,064
Valassis Communications, Inc.*	14,256	274,143
Value Line, Inc.	392	4,030
World Wrestling Entertainment, Inc., Class A	9,035	84,206

		4,542,856

Multiline Retail (0.2%)
99 Cents Only Stores*	15,082	331,050
Bon-Ton Stores, Inc.	3,432	11,566
Fred’s, Inc., Class A	11,753	171,359
Gordmans Stores, Inc.*	1,622	20,388
Saks, Inc.*	37,183	362,534

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Tuesday Morning Corp.*	14,037	$48,428

		945,325

Specialty Retail (2.4%)
Aeropostale, Inc.*	25,940	395,585
America’s Car-Mart, Inc.*	2,710	106,178
ANN, Inc.*	16,700	413,826
Asbury Automotive Group, Inc.*	9,331	201,176
Ascena Retail Group, Inc.*	20,124	598,085
Barnes & Noble, Inc.*	9,404	136,170
bebe stores, Inc.	12,479	103,950
Big 5 Sporting Goods Corp.	7,321	76,431
Body Central Corp.*	3,768	94,049
Brown Shoe Co., Inc.	13,238	117,818
Buckle, Inc.	8,631	352,749
Build-A-Bear Workshop, Inc.*	5,075	42,935
Cabela’s, Inc.*	13,901	353,363
Casual Male Retail Group, Inc.*	13,574	46,423
Cato Corp., Class A	8,830	213,686
Charming Shoppes, Inc.*	37,069	181,638
Children’s Place Retail Stores, Inc.*	8,362	444,189
Christopher & Banks Corp.	12,092	28,295
Citi Trends, Inc.*	4,870	42,759
Coldwater Creek, Inc.*	22,408	26,441
Collective Brands, Inc.*	19,740	283,664
Conn’s, Inc.*	4,521	50,183
Cost Plus, Inc.*	6,122	59,690
Destination Maternity Corp.	3,507	58,637
Express, Inc.*	17,668	352,300
Finish Line, Inc., Class A	16,585	319,842
Francesca’s Holdings Corp.*	3,194	55,256
Genesco, Inc.*	7,588	468,483
GNC Holdings, Inc., Class A*	7,362	213,130
Group 1 Automotive, Inc.	7,226	374,307
Haverty Furniture Cos., Inc.	6,028	66,187
hhgregg, Inc.*	5,307	76,686
Hibbett Sports, Inc.*	8,803	397,720
HOT Topic, Inc.	13,419	88,700
Jos. A. Bank Clothiers, Inc.*	8,848	431,429
Kirkland’s, Inc.*	5,516	73,363
Lithia Motors, Inc., Class A	7,036	153,807
Lumber Liquidators Holdings, Inc.*	7,453	131,620
MarineMax, Inc.*	7,606	49,591
Mattress Firm Holding Corp.*	1,828	42,391
Men’s Wearhouse, Inc.	16,509	535,057
Monro Muffler Brake, Inc.	9,781	379,405
New York & Co., Inc.*	8,278	22,020
Office Depot, Inc.*	89,355	192,113
OfficeMax, Inc.*	27,663	125,590
Pacific Sunwear of California, Inc.*	14,400	24,624
Penske Automotive Group, Inc.	14,326	275,776
PEP Boys-Manny, Moe & Jack	16,877	185,647
Pier 1 Imports, Inc.*	31,210	434,755
Rent-A-Center, Inc.	18,709	692,233
Rue21, Inc.*	4,779	103,226
Select Comfort Corp.*	17,835	386,841
Shoe Carnival, Inc.*	2,895	74,402
Sonic Automotive, Inc., Class A	12,898	191,019

Stage Stores, Inc.	9,856	$136,900
Stein Mart, Inc.*	8,906	60,650
Systemax, Inc.*	3,576	58,682
Talbots, Inc.*	22,795	60,635
Teavana Holdings, Inc.*	2,314	43,457
Vitamin Shoppe, Inc.*	7,962	317,525
West Marine, Inc.*	4,753	55,277
Wet Seal, Inc., Class A*	28,528	93,001
Winmark Corp.	725	41,593
Zale Corp.*	9,543	36,359
Zumiez, Inc.*	6,795	188,629

		12,438,148

Textiles, Apparel & Luxury Goods (1.1%)
Carter’s, Inc.*	15,788	628,520
Cherokee, Inc.	2,971	34,672
Columbia Sportswear Co.	3,923	182,616
Crocs, Inc.*	28,730	424,342
Delta Apparel, Inc.*	2,075	39,612
G-III Apparel Group Ltd.*	5,291	131,799
Iconix Brand Group, Inc.*	23,437	381,789
Jones Group, Inc.	25,765	271,821
Kenneth Cole Productions, Inc., Class A*	2,145	22,715
K-Swiss, Inc., Class A*	8,841	25,816
Liz Claiborne, Inc.*	30,448	262,766
Maidenform Brands, Inc.*	7,521	137,634
Movado Group, Inc.	5,560	101,025
Oxford Industries, Inc.	4,118	185,804
Perry Ellis International, Inc.*	3,772	53,638
Quiksilver, Inc.*	41,724	150,624
R.G. Barry Corp.	2,507	30,285
Skechers U.S.A., Inc., Class A*	12,078	146,385
Steven Madden Ltd.*	12,139	418,795
True Religion Apparel, Inc.*	8,278	286,253
Unifi, Inc.*	4,109	31,228
Vera Bradley, Inc.*	6,359	205,078
Warnaco Group, Inc.*	12,890	645,016
Wolverine World Wide, Inc.	15,957	568,707

		5,366,940

Total Consumer Discretionary		46,196,811

Consumer Staples (2.5%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	2,612	283,559
Central European Distribution Corp.*	23,438	102,541
Coca-Cola Bottling Co. Consolidated	1,443	84,488
Craft Brewers Alliance, Inc.*	2,951	17,765
Heckmann Corp.*	31,599	210,133
MGP Ingredients, Inc.	3,495	17,615
National Beverage Corp.*	3,833	61,596
Primo Water Corp.*	4,860	14,775

		792,472

Food & Staples Retailing (0.8%)
Andersons, Inc.	5,951	259,821
Arden Group, Inc., Class A	344	30,963
Casey’s General Stores, Inc.	12,095	623,013
Chefs’ Warehouse, Inc.*	3,266	58,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Fresh Market, Inc.*	8,946	$356,945
Ingles Markets, Inc., Class A	3,940	59,336
Nash Finch Co.	3,837	112,347
Pantry, Inc.*	7,372	88,243
Pricesmart, Inc.	5,727	398,542
Rite Aid Corp.*	189,685	239,003
Ruddick Corp.	15,679	668,553
Spartan Stores, Inc.	7,163	132,516
Susser Holdings Corp.*	2,949	66,706
United Natural Foods, Inc.*	15,545	621,956
Village Super Market, Inc., Class A	2,011	57,213
Weis Markets, Inc.	3,602	143,864
Winn-Dixie Stores, Inc.*	17,911	168,005

		4,085,357

Food Products (1.0%)
Alico, Inc.	996	19,293
B&G Foods, Inc.	15,403	370,750
Calavo Growers, Inc.	3,780	97,070
Cal-Maine Foods, Inc.	4,555	166,576
Chiquita Brands International, Inc.*	14,529	121,172
Darling International, Inc.*	37,566	499,252
Diamond Foods, Inc.	7,064	227,955
Dole Food Co., Inc.*	11,464	99,164
Farmer Bros Co.	2,038	15,570
Fresh Del Monte Produce, Inc.	11,732	293,417
Griffin Land & Nurseries, Inc.	677	17,913
Hain Celestial Group, Inc.*	11,519	422,287
Imperial Sugar Co.	3,636	12,981
J&J Snack Foods Corp.	4,581	244,076
Lancaster Colony Corp.	5,958	413,128
Lifeway Foods, Inc.*	1,552	14,961
Limoneira Co.	2,572	43,493
Omega Protein Corp.*	6,304	44,948
Pilgrim’s Pride Corp.*	16,369	94,285
Sanderson Farms, Inc.	7,117	356,775
Seneca Foods Corp., Class A*	2,927	75,575
Smart Balance, Inc.*	19,021	101,953
Snyders-Lance, Inc.	15,216	342,360
Tootsie Roll Industries, Inc.	7,705	182,377
TreeHouse Foods, Inc.*	11,319	740,036

		5,017,367

Household Products (0.1%)
Central Garden & Pet Co., Class A*	13,450	111,904
Harbinger Group, Inc.*	2,730	10,947
Oil-Dri Corp. of America	1,406	28,457
Spectrum Brands Holdings, Inc.*	5,394	147,796
WD-40 Co.	5,119	206,859

		505,963

Personal Products (0.3%)
Elizabeth Arden, Inc.*	7,841	290,431
Female Health Co.	5,388	24,300
Inter Parfums, Inc.	5,204	80,974
Medifast, Inc.*	4,466	61,273
Nature’s Sunshine Products, Inc.*	3,647	56,601
Nu Skin Enterprises, Inc., Class A	17,465	848,275

Nutraceutical International Corp.*	2,827	$32,002
Prestige Brands Holdings, Inc.*	16,114	181,605
Revlon, Inc., Class A*	3,580	53,235
Schiff Nutrition International, Inc.*	4,049	43,324
Synutra International, Inc.*	5,111	25,862
USANA Health Sciences, Inc.*	2,068	62,805

		1,760,687

Tobacco (0.1%)
Alliance One International, Inc.*	27,445	74,651
Star Scientific, Inc.*	34,245	74,654
Universal Corp.	7,405	340,334
Vector Group Ltd.	15,353	272,669

		762,308

Total Consumer Staples		12,924,154

Energy (4.6%)
Energy Equipment & Services (1.4%)
Basic Energy Services, Inc.*	7,728	152,242
Bristow Group, Inc.	11,644	551,809
C&J Energy Services, Inc.*	3,821	79,973
Cal Dive International, Inc.*	30,841	69,392
Complete Production Services, Inc.*	25,176	844,907
Dawson Geophysical Co.*	2,552	100,880
Dril-Quip, Inc.*	10,926	719,149
Exterran Holdings, Inc.*	20,551	187,014
Geokinetics, Inc.*	3,216	6,914
Global Geophysical Services, Inc.*	5,914	39,742
Gulf Island Fabrication, Inc.	4,571	133,519
Gulfmark Offshore, Inc., Class A*	7,609	319,654
Helix Energy Solutions Group, Inc.*	34,036	537,769
Hercules Offshore, Inc.*	36,962	164,111
Hornbeck Offshore Services, Inc.*	9,748	302,383
ION Geophysical Corp.*	42,213	258,766
Key Energy Services, Inc.*	40,090	620,192
Lufkin Industries, Inc.	9,773	657,821
Matrix Service Co.*	8,472	79,976
Mitcham Industries, Inc.*	3,954	86,355
Natural Gas Services Group, Inc.*	3,700	53,502
Newpark Resources, Inc.*	29,026	275,747
OYO Geospace Corp.*	1,390	107,489
Parker Drilling Co.*	37,363	267,893
PHI, Inc. (Non-Voting)*	4,087	101,562
Pioneer Drilling Co.*	19,757	191,248
RigNet, Inc.*	1,682	28,157
Tesco Corp.*	9,635	121,786
TETRA Technologies, Inc.*	24,680	230,511
Union Drilling, Inc.*	4,575	28,548
Vantage Drilling Co.*	55,816	64,747
Willbros Group, Inc.*	12,716	46,668

		7,430,426

Oil, Gas & Consumable Fuels (3.2%)
Abraxas Petroleum Corp.*	26,256	86,645
Alon USA Energy, Inc.	3,312	28,848
Amyris, Inc.*	5,699	65,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Apco Oil and Gas International, Inc.	2,901	$237,070
Approach Resources, Inc.*	8,232	242,103
ATP Oil & Gas Corp.*	14,336	105,513
Berry Petroleum Co., Class A	16,545	695,221
Bill Barrett Corp.*	15,159	516,467
BPZ Resources, Inc.*	32,917	93,484
Callon Petroleum Co.*	12,889	64,058
CAMAC Energy, Inc.*	17,632	17,808
Carrizo Oil & Gas, Inc.*	12,491	329,138
Cheniere Energy, Inc.*	26,630	231,415
Clayton Williams Energy, Inc.*	1,877	142,427
Clean Energy Fuels Corp.*	15,933	198,525
Cloud Peak Energy, Inc.*	19,580	378,286
Comstock Resources, Inc.*	15,315	234,320
Contango Oil & Gas Co.*	3,890	226,320
Crimson Exploration, Inc.*	6,211	17,763
Crosstex Energy, Inc.	13,007	164,409
CVR Energy, Inc.*	28,165	527,530
Delek U.S. Holdings, Inc.	4,606	52,554
DHT Holdings, Inc.	21,266	15,737
Endeavour International Corp.*	11,873	103,176
Energy Partners Ltd.*	9,299	135,765
Energy XXI Bermuda Ltd.*	24,160	770,221
Evolution Petroleum Corp.*	5,290	42,585
Frontline Ltd.	16,583	71,141
FX Energy, Inc.*	16,660	79,968
Gastar Exploration Ltd.*	18,730	59,561
GeoResources, Inc.*	6,402	187,643
Gevo, Inc.*	1,731	10,888
GMX Resources, Inc.*	20,166	25,208
Golar LNG Ltd.	12,785	568,293
Goodrich Petroleum Corp.*	8,358	114,755
Green Plains Renewable Energy, Inc.*	5,901	57,594
Gulfport Energy Corp.*	14,454	425,670
Hallador Energy Co.	1,368	13,584
Harvest Natural Resources, Inc.*	10,868	80,206
Houston American Energy Corp.*	5,264	64,168
Hyperdynamics Corp.*	49,803	122,017
Isramco, Inc.*	348	31,167
James River Coal Co.*	11,433	79,116
KiOR, Inc., Class A*	3,426	34,877
Knightsbridge Tankers Ltd.	7,121	97,344
Kodiak Oil & Gas Corp.*	82,096	779,912
L&L Energy, Inc.*	6,974	18,063
Magnum Hunter Resources Corp.*	35,780	192,854
McMoRan Exploration Co.*	31,602	459,809
Miller Energy Resources, Inc.*	9,116	25,434
Nordic American Tankers Ltd.	15,377	184,370
Northern Oil and Gas, Inc.*	20,274	486,171
Oasis Petroleum, Inc.*	19,104	555,735
Overseas Shipholding Group, Inc.	8,658	94,632
Panhandle Oil and Gas, Inc., Class A	2,240	73,494
Patriot Coal Corp.*	29,375	248,806
Penn Virginia Corp.	14,757	78,065
Petroleum Development Corp.*	7,539	264,694
PetroQuest Energy, Inc.*	17,981	118,675
Rentech, Inc.*	65,701	86,068

Resolute Energy Corp.*	14,753	$159,332
REX American Resources Corp.*	2,063	45,613
Rex Energy Corp.*	11,173	164,914
Rosetta Resources, Inc.*	16,993	739,196
Scorpio Tankers, Inc.*	9,301	45,482
SemGroup Corp., Class A*	13,302	346,650
Ship Finance International Ltd.	14,638	136,719
Solazyme, Inc.*	3,700	44,030
Stone Energy Corp.*	15,735	415,089
Swift Energy Co.*	13,633	405,173
Syntroleum Corp.*	26,211	25,163
Targa Resources Corp.	5,302	215,738
Teekay Tankers Ltd., Class A	13,860	48,787
Triangle Petroleum Corp.*	14,055	83,908
Uranerz Energy Corp.*	19,122	34,802
Uranium Energy Corp.*	24,584	75,227
Uranium Resources, Inc.*	27,516	19,977
Ur-Energy, Inc.*	30,523	26,219
USEC, Inc.*	34,528	39,362
VAALCO Energy, Inc.*	16,352	98,766
Venoco, Inc.*	9,491	64,254
Voyager Oil & Gas, Inc.*	16,064	41,285
W&T Offshore, Inc.	11,171	236,937
Warren Resources, Inc.*	23,036	75,097
Western Refining, Inc.*	16,934	225,053
Westmoreland Coal Co.*	2,847	36,299
World Fuel Services Corp.	22,709	953,324
Zion Oil & Gas, Inc.*	9,618	21,256

		16,336,788

Total Energy		23,767,214

Financials (15.2%)
Capital Markets (1.3%)
Apollo Investment Corp.	63,309	407,710
Arlington Asset Investment Corp., Class A	2,154	45,945
Artio Global Investors, Inc.	10,170	49,630
BGC Partners, Inc., Class A	24,512	145,601
BlackRock Kelso Capital Corp.	21,649	176,656
Calamos Asset Management, Inc., Class A	6,167	77,149
Capital Southwest Corp.	944	76,983
CIFC Corp.*	3,386	18,284
Cohen & Steers, Inc.	5,718	165,250
Cowen Group, Inc., Class A*	21,663	56,107
Diamond Hill Investment Group, Inc.	777	57,483
Duff & Phelps Corp., Class A	9,778	141,781
Edelman Financial Group, Inc.	6,546	43,007
Epoch Holding Corp.	4,729	105,126
Evercore Partners, Inc., Class A	6,782	180,537
FBR & Co.*	15,154	31,066
Fidus Investment Corp.	1,649	21,388
Fifth Street Finance Corp.	23,573	225,594
Financial Engines, Inc.*	12,286	274,346
FXCM, Inc., Class A	5,583	54,434
GAMCO Investors, Inc., Class A	2,163	94,069
GFI Group, Inc.	22,907	94,377
Gladstone Capital Corp.	6,986	53,303
Gladstone Investment Corp.	7,031	51,115
Gleacher & Co., Inc.*	23,446	39,389

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Golub Capital BDC, Inc.	3,316	$51,398
Harris & Harris Group, Inc.*	9,585	33,164
Hercules Technology Growth Capital, Inc.	14,234	134,369
HFF, Inc., Class A*	9,355	96,637
ICG Group, Inc.*	12,064	93,134
INTL FCStone, Inc.*	4,196	98,900
Investment Technology Group, Inc.*	13,302	143,795
JMP Group, Inc.	4,668	33,376
KBW, Inc.	10,456	158,722
Knight Capital Group, Inc., Class A*	32,282	381,573
Kohlberg Capital Corp.	6,347	40,050
Ladenburg Thalmann Financial Services, Inc.*	34,496	85,550
Main Street Capital Corp.	7,156	151,993
Manning & Napier, Inc.*	4,001	49,973
MCG Capital Corp.	24,985	99,690
Medallion Financial Corp.	4,753	54,089
Medley Capital Corp.	3,756	39,062
MVC Capital, Inc.	7,687	89,092
New Mountain Finance Corp.	2,303	30,883
NGP Capital Resources Co.	7,173	51,574
Oppenheimer Holdings, Inc., Class A	3,381	54,434
PennantPark Investment Corp.	14,831	149,645
Piper Jaffray Cos., Inc.*	5,053	102,071
Prospect Capital Corp.	35,318	328,104
Pzena Investment Management, Inc., Class A	2,942	12,739
Safeguard Scientifics, Inc.*	6,558	103,551
Solar Capital Ltd.	11,852	261,811
Solar Senior Capital Ltd.	2,627	41,375
Stifel Financial Corp.*	17,072	547,158
SWS Group, Inc.	9,779	67,182
TICC Capital Corp.	10,466	90,531
Triangle Capital Corp.	7,189	137,454
Virtus Investment Partners, Inc.*	1,741	132,333
Walter Investment Management Corp.	8,371	171,689
Westwood Holdings Group, Inc.	1,986	72,588

		6,876,019

Commercial Banks (4.3%)
1st Source Corp.	4,838	122,547
1st United Bancorp, Inc.*	9,368	51,992
Alliance Financial Corp./New York	1,565	48,327
Ameris Bancorp*	7,795	80,133
Ames National Corp.	2,879	56,140
Arrow Financial Corp.	3,159	74,047
BancFirst Corp.	2,216	83,189
Banco Latinoamericano de Comercio Exterior S.A., Class E	9,161	147,034
Bancorp Rhode Island, Inc.	1,156	45,893
Bancorp, Inc./Delaware*	9,538	68,960
BancorpSouth, Inc.	26,837	295,744
Bank of Kentucky Financial Corp.	2,036	40,822
Bank of Marin Bancorp/California	1,741	65,444

Bank of the Ozarks, Inc.	8,957	$265,396
Banner Corp.	5,423	93,004
BBCN Bancorp, Inc.*	23,433	221,442
Boston Private Financial Holdings, Inc.	24,393	193,680
Bridge Bancorp, Inc.	2,223	44,238
Bridge Capital Holdings*	3,160	32,864
Bryn Mawr Bank Corp.	3,666	71,450
Camden National Corp.	2,578	84,043
Capital Bank Corp.*	4,572	9,190
Capital City Bank Group, Inc.	4,062	38,792
Cardinal Financial Corp.	9,497	101,998
Cascade Bancorp*	2,039	8,931
Cathay General Bancorp	25,072	374,325
Center Bancorp, Inc.	4,209	41,122
Centerstate Banks, Inc.	10,096	66,836
Central Pacific Financial Corp.*	4,871	62,933
Century Bancorp, Inc./Massachusetts, Class A	1,066	30,104
Chemical Financial Corp.	8,937	190,537
Citizens & Northern Corp.	4,064	75,062
City Holding Co.	4,961	168,128
CNB Financial Corp./Pennsylvania	4,226	66,686
CoBiz Financial, Inc.	10,275	59,287
Columbia Banking System, Inc.	12,600	242,802
Community Bank System, Inc.	11,810	328,318
Community Trust Bancorp, Inc.	4,548	133,802
CVB Financial Corp.	28,615	287,008
Eagle Bancorp, Inc.*	5,549	80,682
Encore Bancshares, Inc.*	2,679	36,220
Enterprise Bancorp, Inc./Massachusetts	2,134	30,516
Enterprise Financial Services Corp.	5,184	76,723
F.N.B. Corp./Pennsylvania	40,721	460,555
Financial Institutions, Inc.	4,577	73,873
First Bancorp, Inc./Maine	2,939	45,172
First Bancorp/North Carolina	5,165	57,590
First Busey Corp.	25,480	127,400
First Commonwealth Financial Corp.	33,326	175,295
First Community Bancshares, Inc./Virginia	5,336	66,593
First Connecticut Bancorp, Inc./Connecticut	5,848	76,082
First Financial Bancorp	18,682	310,868
First Financial Bankshares, Inc.	10,076	336,841
First Financial Corp./Indiana	3,579	119,109
First Interstate Bancsystem, Inc.	5,310	69,189
First Merchants Corp.	8,418	71,300
First Midwest Bancorp, Inc./Illinois	23,684	239,919
First of Long Island Corp.	2,616	68,853
FirstMerit Corp.	35,012	529,732
German American Bancorp, Inc.	4,019	73,106
Glacier Bancorp, Inc.	23,148	278,470
Great Southern Bancorp, Inc.	3,224	76,054
Hampton Roads Bankshares, Inc.*	3,021	8,278
Hancock Holding Co.	24,227	774,537

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hanmi Financial Corp.*	9,588	$70,951
Heartland Financial USA, Inc.	4,456	68,355
Heritage Commerce Corp.*	6,250	29,625
Heritage Financial Corp./Washington	5,021	63,064
Home Bancshares, Inc./Arkansas	7,172	185,827
Hudson Valley Holding Corp.	5,173	109,771
IBERIABANK Corp.	9,446	465,688
Independent Bank Corp./Massachusetts	6,851	186,964
International Bancshares Corp.	16,973	311,200
Investors Bancorp, Inc.*	14,623	197,118
Lakeland Bancorp, Inc.	7,266	62,633
Lakeland Financial Corp.	5,218	134,990
MainSource Financial Group, Inc.	6,255	55,232
MB Financial, Inc.	17,330	296,343
Merchants Bancshares, Inc.	1,703	49,728
Metro Bancorp, Inc.*	4,388	36,771
MidSouth Bancorp, Inc.	2,620	34,086
National Bankshares, Inc./Virginia	2,251	62,848
National Penn Bancshares, Inc.	39,492	333,312
NBT Bancorp, Inc.	11,130	246,307
Old National Bancorp/Indiana	30,277	352,727
OmniAmerican Bancorp, Inc.*	3,795	59,582
Oriental Financial Group, Inc.	14,727	178,344
Orrstown Financial Services, Inc.	2,521	20,798
Pacific Capital Bancorp N.A.*	1,334	37,672
Pacific Continental Corp.	6,231	55,144
PacWest Bancorp	9,609	182,091
Park National Corp.	4,186	272,341
Park Sterling Corp.*	10,094	41,184
Penns Woods Bancorp, Inc.	1,345	52,159
Peoples Bancorp, Inc./Ohio	3,310	49,021
Pinnacle Financial Partners, Inc.*	11,080	178,942
PrivateBancorp, Inc.	19,451	213,572
Prosperity Bancshares, Inc.	14,966	603,878
Renasant Corp.	8,310	124,650
Republic Bancorp, Inc./Kentucky, Class A	3,141	71,929
S&T Bancorp, Inc.	9,000	175,950
Sandy Spring Bancorp, Inc.	7,865	138,031
SCBT Financial Corp.	4,453	129,182
Seacoast Banking Corp. of Florida*	21,991	33,426
Sierra Bancorp	4,265	37,532
Signature Bank/New York*	14,678	880,533
Simmons First National Corp., Class A	5,585	151,856
Southside Bancshares, Inc.	5,225	113,173
Southwest Bancorp, Inc./Oklahoma*	5,924	35,307
State Bancorp, Inc./New York	5,163	62,989
State Bank Financial Corp.*	10,287	155,437
StellarOne Corp.	7,524	85,623
Sterling Bancorp/New York	10,454	90,323
Sterling Financial Corp./Washington*	8,505	142,034
Suffolk Bancorp*	3,781	40,797
Sun Bancorp, Inc./New Jersey*	13,257	32,082
Susquehanna Bancshares, Inc.	50,058	419,486

SVB Financial Group*	13,676	$652,208
SY Bancorp, Inc.	3,865	79,348
Taylor Capital Group, Inc.*	3,952	38,413
Texas Capital Bancshares, Inc.*	11,837	362,331
Tompkins Financial Corp.	2,653	102,167
Tower Bancorp, Inc.	3,323	94,838
TowneBank/Virginia	8,027	98,250
Trico Bancshares	4,769	67,815
Trustmark Corp.	20,527	498,601
UMB Financial Corp.	10,226	380,919
Umpqua Holdings Corp.	36,628	453,821
Union First Market Bankshares Corp.	6,694	88,963
United Bankshares, Inc./Virginia	10,445	295,280
United Community Banks, Inc./Georgia*	13,530	94,575
Univest Corp. of Pennsylvania	5,682	83,184
Virginia Commerce Bancorp, Inc.*	7,311	56,514
Washington Banking Co.	4,870	58,002
Washington Trust Bancorp, Inc.	4,538	108,277
Webster Financial Corp.	22,952	467,991
WesBanco, Inc.	7,363	143,358
West Bancorp, Inc.	4,816	46,137
West Coast Bancorp/Oregon*	4,651	72,556
Westamerica Bancorp	9,248	405,987
Western Alliance Bancorp*	22,716	141,521
Wilshire Bancorp, Inc.*	20,256	73,529
Wintrust Financial Corp.	11,153	312,842

		22,231,242

Consumer Finance (0.5%)
Advance America Cash Advance Centers, Inc.	17,764	158,988
Cash America International, Inc.	9,460	441,120
Credit Acceptance Corp.*	2,152	177,066
DFC Global Corp.*	13,948	251,901
EZCORP, Inc., Class A*	15,098	398,134
First Cash Financial Services, Inc.*	10,068	353,286
First Marblehead Corp.*	17,427	20,390
Imperial Holdings, Inc.*	5,422	10,193
Nelnet, Inc., Class A	8,295	202,979
Netspend Holdings, Inc.*	8,570	69,503
Nicholas Financial, Inc.	3,207	41,114
World Acceptance Corp.*	4,839	355,666

		2,480,340

Diversified Financial Services (0.2%)
California First National Bancorp	690	11,095
Compass Diversified Holdings	13,134	162,730
Gain Capital Holdings, Inc.	2,465	16,516
MarketAxess Holdings, Inc.	9,209	277,283
Marlin Business Services Corp.	2,525	32,068
NewStar Financial, Inc.*	8,732	88,804
PHH Corp.*	18,040	193,028
PICO Holdings, Inc.*	7,316	150,563

		932,087

Insurance (1.9%)
Alterra Capital Holdings Ltd.	29,300	692,359

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

American Equity Investment Life Holding Co.	19,115	$198,796
American Safety Insurance Holdings Ltd.*	3,481	75,712
AMERISAFE, Inc.*	5,955	138,454
Amtrust Financial Services, Inc.	7,843	186,271
Argo Group International Holdings Ltd.	8,910	258,034
Baldwin & Lyons, Inc., Class B	2,954	64,397
Citizens, Inc./Texas*	12,064	116,900
CNO Financial Group, Inc.*	71,174	449,108
Crawford & Co., Class B	8,443	52,009
Delphi Financial Group, Inc., Class A	15,543	688,555
Donegal Group, Inc., Class A	2,759	39,067
eHealth, Inc.*	6,529	95,976
EMC Insurance Group, Inc.	1,682	34,599
Employers Holdings, Inc.	1,423	25,742
Enstar Group Ltd.*	2,217	217,709
FBL Financial Group, Inc., Class A	4,101	139,516
First American Financial Corp.	33,986	430,603
Flagstone Reinsurance Holdings S.A.	16,962	140,615
Fortegra Financial Corp.*	1,862	12,438
Global Indemnity plc*	4,372	86,697
Greenlight Capital Reinsurance Ltd., Class A*	9,058	214,403
Hallmark Financial Services*	3,897	27,240
Harleysville Group, Inc.	3,932	222,433
Hilltop Holdings, Inc.*	12,964	109,546
Horace Mann Educators Corp.	12,977	177,915
Independence Holding Co.	2,081	16,919
Infinity Property & Casualty Corp.	4,013	227,698
Kansas City Life Insurance Co.	1,328	43,585
Maiden Holdings Ltd.	16,416	143,804
Meadowbrook Insurance Group, Inc.	17,325	185,031
Montpelier Reinsurance Holdings Ltd.	20,222	358,940
National Financial Partners Corp.*	13,103	177,153
National Interstate Corp.	2,355	58,098
National Western Life Insurance Co., Class A	690	93,950
Navigators Group, Inc.*	3,828	182,519
OneBeacon Insurance Group Ltd., Class A	7,256	111,670
Phoenix Cos., Inc.*	38,274	64,300
Platinum Underwriters Holdings Ltd.	12,093	412,492
Presidential Life Corp.	6,902	68,951
Primerica, Inc.	10,951	254,501
ProAssurance Corp.	9,882	788,781
RLI Corp.	6,018	438,471
Safety Insurance Group, Inc.	4,220	170,826
SeaBright Holdings, Inc.	6,195	47,392
Selective Insurance Group, Inc.	17,651	312,952
State Auto Financial Corp.	4,916	66,808
Stewart Information Services Corp.	5,959	68,826

Symetra Financial Corp.	21,781	$197,554
Tower Group, Inc.	11,958	241,193
United Fire & Casualty Co.	7,031	141,886
Universal Insurance Holdings, Inc.	6,194	22,174

		9,791,568

Real Estate Investment Trusts (REITs) (6.0%)
Acadia Realty Trust (REIT)	13,746	276,844
AG Mortgage Investment Trust, Inc. (REIT)	1,967	39,596
Agree Realty Corp. (REIT)	3,462	84,404
Alexander’s, Inc. (REIT)	671	248,290
American Assets Trust, Inc. (REIT)	10,500	215,355
American Campus Communities, Inc. (REIT)	21,865	917,455
American Capital Mortgage Investment Corp. (REIT)	2,540	47,803
Anworth Mortgage Asset Corp. (REIT)	44,294	278,166
Apollo Commercial Real Estate Finance, Inc. (REIT)	7,199	94,523
ARMOUR Residential REIT, Inc. (REIT)	29,531	208,194
Ashford Hospitality Trust, Inc. (REIT)	16,865	134,920
Associated Estates Realty Corp. (REIT)	13,500	215,325
BioMed Realty Trust, Inc. (REIT)	49,337	892,013
Campus Crest Communities, Inc. (REIT)	9,870	99,292
CapLease, Inc. (REIT)	22,375	90,395
Capstead Mortgage Corp. (REIT)	28,352	352,699
CBL & Associates Properties, Inc. (REIT)	47,880	751,716
Cedar Realty Trust, Inc. (REIT)	18,824	81,131
Chatham Lodging Trust (REIT)	4,555	49,103
Chesapeake Lodging Trust (REIT)	10,722	165,762
Cogdell Spencer, Inc. (REIT)	14,906	63,351
Colonial Properties Trust (REIT)	27,034	563,929
Colony Financial, Inc. (REIT)	10,876	170,862
Coresite Realty Corp. (REIT)	6,378	113,656
Cousins Properties, Inc. (REIT)	29,414	188,544
CreXus Investment Corp. (REIT)	19,450	201,891
CubeSmart (REIT)	39,165	416,716
CYS Investments, Inc. (REIT)	27,256	358,144
DCT Industrial Trust, Inc. (REIT)	80,205	410,650
DiamondRock Hospitality Co. (REIT)	54,521	525,582
DuPont Fabros Technology, Inc. (REIT)	19,063	461,706
Dynex Capital, Inc. (REIT)	13,714	125,209
EastGroup Properties, Inc. (REIT)	8,898	386,885
Education Realty Trust, Inc. (REIT)	29,386	300,619
Entertainment Properties Trust (REIT)	15,146	662,032
Equity Lifestyle Properties, Inc. (REIT)	9,979	665,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Equity One, Inc. (REIT)	17,942	$304,655
Excel Trust, Inc. (REIT)	10,045	120,540
Extra Space Storage, Inc. (REIT)	30,202	731,794
FelCor Lodging Trust, Inc. (REIT)*	40,462	123,409
First Industrial Realty Trust, Inc. (REIT)*	27,914	285,560
First Potomac Realty Trust (REIT)	16,446	214,620
Franklin Street Properties Corp. (REIT)	23,443	233,258
Getty Realty Corp. (REIT)	8,705	121,435
Gladstone Commercial Corp. (REIT)	3,802	66,725
Glimcher Realty Trust (REIT)	34,813	320,280
Government Properties Income Trust (REIT)	11,996	270,510
Hatteras Financial Corp. (REIT)	24,598	648,649
Healthcare Realty Trust, Inc. (REIT)	25,656	476,945
Hersha Hospitality Trust (REIT)	45,950	224,236
Highwoods Properties, Inc. (REIT)	21,458	636,659
Home Properties, Inc. (REIT)	15,447	889,284
Hudson Pacific Properties, Inc. (REIT)	7,430	105,209
Inland Real Estate Corp. (REIT)	25,812	196,429
Invesco Mortgage Capital, Inc. (REIT)	37,896	532,439
Investors Real Estate Trust (REIT)	27,009	197,031
iStar Financial, Inc. (REIT)*	26,386	139,582
Kilroy Realty Corp. (REIT)	18,901	719,561
Kite Realty Group Trust (REIT)	18,435	83,142
LaSalle Hotel Properties (REIT)	27,515	666,138
Lexington Realty Trust (REIT)	39,288	294,267
LTC Properties, Inc. (REIT)	10,183	314,247
Medical Properties Trust, Inc. (REIT)	36,803	363,246
MFA Financial, Inc. (REIT)	116,431	782,416
Mid-America Apartment Communities, Inc. (REIT)	11,852	741,343
Mission West Properties, Inc. (REIT)	6,067	54,724
Monmouth Real Estate Investment Corp. (REIT), Class A	13,506	123,580
MPG Office Trust, Inc. (REIT)*	15,823	31,488
National Health Investors, Inc. (REIT)	8,090	355,798
National Retail Properties, Inc. (REIT)	33,661	887,977
Newcastle Investment Corp. (REIT)	33,878	157,533
NorthStar Realty Finance Corp. (REIT)	31,343	149,506
Omega Healthcare Investors, Inc. (REIT)	33,144	641,336
One Liberty Properties, Inc. (REIT)	3,835	63,277
Parkway Properties, Inc./Maryland (REIT)	7,151	70,509
Pebblebrook Hotel Trust (REIT)	16,577	317,947

Pennsylvania Real Estate Investment Trust (REIT)	18,079	$188,745
PennyMac Mortgage Investment Trust (REIT)	8,208	136,417
Post Properties, Inc. (REIT)	16,153	706,209
Potlatch Corp. (REIT)	13,207	410,870
PS Business Parks, Inc. (REIT)	6,187	342,945
RAIT Financial Trust (REIT)	12,982	61,664
Ramco-Gershenson Properties Trust (REIT)	12,846	126,276
Redwood Trust, Inc. (REIT)	25,806	262,705
Resource Capital Corp. (REIT)	25,268	141,753
Retail Opportunity Investments Corp. (REIT)	15,502	183,544
RLJ Lodging Trust (REIT)	8,997	151,420
Sabra Health Care REIT, Inc. (REIT)	12,123	146,567
Saul Centers, Inc. (REIT)	2,489	88,160
Sovran Self Storage, Inc. (REIT)	9,146	390,260
STAG Industrial, Inc. (REIT)	4,941	56,673
Strategic Hotels & Resorts, Inc. (REIT)*	56,372	302,718
Summit Hotel Properties, Inc. (REIT)	8,596	81,146
Sun Communities, Inc. (REIT)	6,939	253,482
Sunstone Hotel Investors, Inc. (REIT)*	38,175	311,126
Tanger Factory Outlet Centers (REIT)	27,691	811,900
Terreno Realty Corp. (REIT)	3,147	47,646
Two Harbors Investment Corp. (REIT)	46,529	429,928
UMH Properties, Inc. (REIT)	4,194	39,046
Universal Health Realty Income Trust (REIT)	3,512	136,968
Urstadt Biddle Properties, Inc. (REIT), Class A	7,917	143,139
Washington Real Estate Investment Trust (REIT)	21,656	592,292
Whitestone REIT (REIT), Class B	3,156	37,556
Winthrop Realty Trust (REIT)	9,713	98,781

		31,195,482

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	2,609	18,733
Consolidated-Tomoka Land Co.	1,328	35,949
Forestar Group, Inc.*	11,378	172,149
Kennedy-Wilson Holdings, Inc.	8,223	86,999
Tejon Ranch Co.*	4,581	112,143

		425,973

Thrifts & Mortgage Finance (0.9%)
Apollo Residential Mortgage, Inc.	3,311	50,526
Astoria Financial Corp.	27,816	236,158
Bank Mutual Corp.	14,709	46,775
BankFinancial Corp.	7,084	39,104
Beneficial Mutual Bancorp, Inc.*	10,894	91,074
Berkshire Hills Bancorp, Inc.	6,609	146,654
BofI Holding, Inc.*	3,024	49,140
Brookline Bancorp, Inc.	19,356	163,365
Cape Bancorp, Inc.*	3,272	25,685

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Charter Financial Corp.	2,050	$18,983
Clifton Savings Bancorp, Inc.	3,129	29,037
Dime Community Bancshares, Inc.	10,164	128,066
Doral Financial Corp.*	42,547	40,675
ESB Financial Corp.	4,172	58,700
ESSA Bancorp, Inc.	3,531	36,970
Farmer Mac, Class C	3,188	57,448
First Defiance Financial Corp.	2,876	41,961
First Financial Holdings, Inc.	4,927	43,998
First PacTrust Bancorp, Inc.	3,390	34,747
Flagstar Bancorp, Inc.*	59,076	29,833
Flushing Financial Corp.	10,260	129,584
Fox Chase Bancorp, Inc.	4,421	55,837
Franklin Financial Corp.*	4,218	49,941
Home Federal Bancorp, Inc./Idaho	5,330	55,432
Kearny Financial Corp.	4,582	43,529
Meridian Interstate Bancorp, Inc.*	2,718	33,839
MGIC Investment Corp.*	60,971	227,422
Northfield Bancorp, Inc./New Jersey	5,562	78,758
Northwest Bancshares, Inc.	31,336	389,820
OceanFirst Financial Corp.	5,010	65,481
Ocwen Financial Corp.*	30,499	441,625
Oritani Financial Corp.	14,792	188,894
Provident Financial Services, Inc.	19,696	263,729
Provident New York Bancorp	12,578	83,518
Radian Group, Inc.	43,205	101,100
Rockville Financial, Inc.	9,532	98,751
Roma Financial Corp.	2,835	27,896
Territorial Bancorp, Inc.	3,631	71,712
TrustCo Bank Corp./New York	30,091	168,810
United Financial Bancorp, Inc.	5,185	83,427
ViewPoint Financial Group	11,257	146,454
Walker & Dunlop, Inc.*	3,237	40,657
Westfield Financial, Inc.	9,350	68,816
WSFS Financial Corp.	1,995	71,740

		4,355,671

Total Financials		78,288,382

Health Care (8.7%)
Biotechnology (2.6%)
Achillion Pharmaceuticals, Inc.*	15,171	115,603
Acorda Therapeutics, Inc.*	12,663	301,886
Aegerion Pharmaceuticals, Inc.*	2,983	49,935
Affymax, Inc.*	11,069	73,166
Alkermes plc*	30,628	531,702
Allos Therapeutics, Inc.*	26,213	37,222
Alnylam Pharmaceuticals, Inc.*	11,878	96,806
AMAG Pharmaceuticals, Inc.*	6,835	129,250
Amicus Therapeutics, Inc.*	4,543	15,628
Anacor Pharmaceuticals, Inc.*	3,260	20,212
Anthera Pharmaceuticals, Inc.*	6,554	40,242
Ardea Biosciences, Inc.*	5,400	90,774
Arena Pharmaceuticals, Inc.*	47,282	88,417
ARIAD Pharmaceuticals, Inc.*	42,357	518,873
ArQule, Inc.*	17,120	96,557
Array BioPharma, Inc.*	18,733	40,463
Astex Pharmaceuticals*	17,173	32,457

AVEO Pharmaceuticals, Inc.*	10,013	$172,224
AVI BioPharma, Inc.*	45,057	33,567
BioCryst Pharmaceuticals, Inc.*	8,570	21,168
BioMimetic Therapeutics, Inc.*	5,986	17,060
BioSante Pharmaceuticals, Inc.*	35,093	17,620
Biospecifics Technologies Corp.*	1,436	23,866
Biotime, Inc.*	8,343	48,473
Cell Therapeutics, Inc.*	62,136	72,078
Celldex Therapeutics, Inc.*	13,315	34,619
Cepheid, Inc.*	19,820	682,006
Chelsea Therapeutics International Ltd.*	17,173	88,098
Cleveland Biolabs, Inc.*	9,116	26,072
Clovis Oncology, Inc.*	3,425	48,258
Codexis, Inc.*	8,302	44,001
Cubist Pharmaceuticals, Inc.*	19,246	762,527
Curis, Inc.*	24,270	113,584
Cytori Therapeutics, Inc.*	16,095	35,409
DUSA Pharmaceuticals, Inc.*	7,221	31,628
Dyax Corp.*	32,897	44,740
Dynavax Technologies Corp.*	48,407	160,711
Emergent Biosolutions, Inc.*	7,791	131,200
Enzon Pharmaceuticals, Inc.*	12,283	82,296
Exact Sciences Corp.*	17,835	144,820
Exelixis, Inc.*	40,995	194,111
Genomic Health, Inc.*	5,407	137,284
Geron Corp.*	41,694	61,707
GTx, Inc.*	6,674	22,425
Halozyme Therapeutics, Inc.*	26,298	250,094
Horizon Pharma, Inc.*	1,620	6,480
Idenix Pharmaceuticals, Inc.*	18,921	140,867
Immunogen, Inc.*	24,088	278,939
Immunomedics, Inc.*	21,043	70,073
Incyte Corp.*	28,384	426,044
Infinity Pharmaceuticals, Inc.*	6,313	55,807
Inhibitex, Inc.*	20,275	221,809
Insmed, Inc.*	8,309	25,342
InterMune, Inc.*	17,341	218,497
Ironwood Pharmaceuticals, Inc.*	16,230	194,273
Isis Pharmaceuticals, Inc.*	31,973	230,525
Keryx Biopharmaceuticals, Inc.*	22,319	56,467
Lexicon Pharmaceuticals, Inc.*	55,829	72,019
Ligand Pharmaceuticals, Inc., Class B*	6,264	74,354
MannKind Corp.*	24,920	62,300
Maxygen, Inc.*	9,720	54,724
Medivation, Inc.*	10,043	463,083
Metabolix, Inc.*	11,199	50,955
Micromet, Inc.*	29,412	211,472
Momenta Pharmaceuticals, Inc.*	14,761	256,694
Nabi Biopharmaceuticals*	12,671	23,821
Neurocrine Biosciences, Inc.*	15,738	133,773
NewLink Genetics Corp.*	2,227	15,678
Novavax, Inc.*	31,678	39,914
NPS Pharmaceuticals, Inc.*	27,546	181,528
Nymox Pharmaceutical Corp.*	5,860	48,169
OncoGenex Pharmaceutical, Inc.*	2,846	33,412
Oncothyreon, Inc.*	13,325	101,004
Onyx Pharmaceuticals, Inc.*	20,333	893,635
Opko Health, Inc.*	34,859	170,809
Orexigen Therapeutics, Inc.*	10,767	17,335
Osiris Therapeutics, Inc.*	4,816	25,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

PDL BioPharma, Inc.	45,263	$280,631
Peregrine Pharmaceuticals, Inc.*	26,181	26,966
Pharmacyclics, Inc.*	14,721	218,165
PharmAthene, Inc.*	10,734	13,632
Progenics Pharmaceuticals, Inc.*	9,511	81,224
Raptor Pharmaceutical Corp.*	15,093	94,482
Rigel Pharmaceuticals, Inc.*	22,039	173,888
Sangamo BioSciences, Inc.*	16,721	47,488
Savient Pharmaceuticals, Inc.*	22,941	51,158
Sciclone Pharmaceuticals, Inc.*	11,558	49,584
Seattle Genetics, Inc.*	30,974	517,730
SIGA Technologies, Inc.*	11,760	29,635
Spectrum Pharmaceuticals, Inc.*	18,195	266,193
Sunesis Pharmaceuticals, Inc.*	9,592	11,223
Synta Pharmaceuticals Corp.*	6,852	31,999
Targacept, Inc.*	8,837	49,222
Theravance, Inc.*	22,115	488,742
Trius Therapeutics, Inc.*	2,143	15,322
Vanda Pharmaceuticals, Inc.*	9,406	44,773
Vical, Inc.*	23,399	103,190
Zalicus, Inc.*	22,158	26,811
ZIOPHARM Oncology, Inc.*	18,728	82,590
Zogenix, Inc.*	6,796	15,223

		13,356,278

Health Care Equipment & Supplies (2.1%)
Abaxis, Inc.*	7,232	200,109
ABIOMED, Inc.*	10,166	187,766
Accuray, Inc.*	22,018	93,136
Align Technology, Inc.*	19,718	467,810
Alphatec Holdings, Inc.*	16,122	27,730
Analogic Corp.	4,021	230,484
AngioDynamics, Inc.*	7,992	118,362
Antares Pharma, Inc.*	28,140	61,908
ArthroCare Corp.*	8,773	277,929
AtriCure, Inc.*	4,564	50,660
Atrion Corp.	499	119,875
Bacterin International Holdings, Inc.*	6,704	19,173
Biolase Technology, Inc.*	10,140	26,061
Cantel Medical Corp.	4,217	117,781
Cardiovascular Systems, Inc.*	4,590	45,212
Cerus Corp.*	14,465	40,502
Conceptus, Inc.*	10,009	126,514
CONMED Corp.*	9,065	232,699
CryoLife, Inc.*	8,998	43,190
Cyberonics, Inc.*	9,084	304,314
Cynosure, Inc., Class A*	2,906	34,175
Delcath Systems, Inc.*	15,533	47,376
DexCom, Inc.*	21,550	200,631
DynaVox, Inc., Class A*	2,860	10,410
Endologix, Inc.*	15,665	179,834
Exactech, Inc.*	2,849	46,923
Greatbatch, Inc.*	7,477	165,242
Haemonetics Corp.*	8,162	499,678
Hansen Medical, Inc.*	15,394	39,717
HeartWare International, Inc.*	3,848	265,512
ICU Medical, Inc.*	3,895	175,275
Insulet Corp.*	14,758	277,893
Integra LifeSciences Holdings Corp.*	6,229	192,040
Invacare Corp.	9,185	140,439

IRIS International, Inc.*	5,901	$55,174
Kensey Nash Corp.*	2,727	52,331
MAKO Surgical Corp.*	10,264	258,755
Masimo Corp.*	16,878	315,365
Medical Action Industries, Inc.*	4,797	25,088
Meridian Bioscience, Inc.	13,243	249,498
Merit Medical Systems, Inc.*	13,452	179,988
Natus Medical, Inc.*	9,315	87,840
Neogen Corp.*	7,450	228,268
Neoprobe Corp.*	30,362	79,548
NuVasive, Inc.*	13,351	168,089
NxStage Medical, Inc.*	14,329	254,770
OraSure Technologies, Inc.*	14,892	135,666
Orthofix International N.V.*	5,781	203,665
Palomar Medical Technologies, Inc.*	6,204	57,697
Quidel Corp.*	9,132	138,167
Rockwell Medical Technologies, Inc.*	5,305	44,933
RTI Biologics, Inc.*	17,660	78,410
Solta Medical, Inc.*	19,766	62,065
SonoSite, Inc.*	4,341	233,806
Spectranetics Corp.*	10,655	76,929
STAAR Surgical Co.*	11,382	119,397
Stereotaxis, Inc.*	12,935	10,653
STERIS Corp.	19,079	568,936
SurModics, Inc.*	5,082	74,502
Symmetry Medical, Inc.*	11,668	93,227
Synergetics USA, Inc.*	7,354	54,273
Synovis Life Technologies, Inc.*	3,680	102,414
Tornier N.V.*	3,399	61,182
Unilife Corp.*	19,977	62,328
Uroplasty, Inc.*	7,002	29,759
Vascular Solutions, Inc.*	5,555	61,827
Volcano Corp.*	16,738	398,197
West Pharmaceutical Services, Inc.	10,781	409,139
Wright Medical Group, Inc.*	12,531	206,762
Young Innovations, Inc.	1,803	53,423
Zeltiq Aesthetics, Inc.*	2,106	23,924
Zoll Medical Corp.*	7,042	444,914

		10,827,269

Health Care Providers & Services (2.1%)
Accretive Health, Inc.*	12,832	294,879
Air Methods Corp.*	3,630	306,553
Alliance HealthCare Services, Inc.*	6,918	8,717
Almost Family, Inc.*	2,761	45,777
Amedisys, Inc.*	9,459	103,198
American Dental Partners, Inc.*	4,999	94,131
AMN Healthcare Services, Inc.*	12,961	57,417
Amsurg Corp.*	10,018	260,869
Assisted Living Concepts, Inc., Class A	6,248	93,033
Bio-Reference Labs, Inc.*	7,875	128,126
BioScrip, Inc.*	12,995	70,953
Capital Senior Living Corp.*	8,903	70,690
CardioNet, Inc.*	7,619	18,057
Centene Corp.*	16,058	635,736
Chemed Corp.	6,305	322,879
Chindex International, Inc.*	3,423	29,164

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Corvel Corp.*	1,992	$103,006
Cross Country Healthcare, Inc.*	9,384	52,081
Emeritus Corp.*	9,789	171,405
Ensign Group, Inc.	5,195	127,278
ExamWorks Group, Inc.*	8,702	82,495
Five Star Quality Care, Inc.*	13,884	41,652
Gentiva Health Services, Inc.*	9,947	67,142
Hanger Orthopedic Group, Inc.*	10,730	200,544
HealthSouth Corp.*	30,441	537,892
Healthspring, Inc.*	21,639	1,180,191
Healthways, Inc.*	10,893	74,726
HMS Holdings Corp.*	27,206	870,048
IPC The Hospitalist Co., Inc.*	5,239	239,527
Kindred Healthcare, Inc.*	16,695	196,500
Landauer, Inc.	3,043	156,715
LHC Group, Inc.*	5,048	64,766
Magellan Health Services, Inc.*	9,079	449,138
MedQuist Holdings, Inc.*	10,609	102,059
Metropolitan Health Networks, Inc.*	13,601	101,599
Molina Healthcare, Inc.*	9,020	201,417
MWI Veterinary Supply, Inc.*	4,031	267,820
National Healthcare Corp.	3,297	138,144
National Research Corp.	534	20,725
Owens & Minor, Inc.	20,518	570,195
PharMerica Corp.*	9,393	142,586
Providence Service Corp.*	3,992	54,930
PSS World Medical, Inc.*	17,837	431,477
RadNet, Inc.*	8,775	18,691
Select Medical Holdings Corp.*	14,390	122,027
Skilled Healthcare Group, Inc., Class A*	5,802	31,679
Sun Healthcare Group, Inc.*	7,371	28,599
Sunrise Senior Living, Inc.*	18,413	119,316
Team Health Holdings, Inc.*	8,540	188,478
Triple-S Management Corp., Class B*	6,233	124,785
U.S. Physical Therapy, Inc.	3,761	74,016
Universal American Corp.	10,316	131,116
Vanguard Health Systems, Inc.*	9,735	99,492
WellCare Health Plans, Inc.*	13,575	712,688

		10,837,124

Health Care Technology (0.4%)
athenahealth, Inc.*	11,188	549,555
Computer Programs & Systems, Inc.	3,546	181,236
Epocrates, Inc.*	1,867	14,563
HealthStream, Inc.*	5,603	103,375
MedAssets, Inc.*	15,342	141,913
Medidata Solutions, Inc.*	6,725	146,269
Merge Healthcare, Inc.*	17,606	85,389
Omnicell, Inc.*	10,652	175,971
Quality Systems, Inc.	12,442	460,230
Transcend Services, Inc.*	2,802	66,491

		1,924,992

Life Sciences Tools & Services (0.2%)
Affymetrix, Inc.*	22,637	92,585
Albany Molecular Research, Inc.*	6,861	20,103
BG Medicine, Inc.*	2,088	9,855
Cambrex Corp.*	9,232	66,286

Complete Genomics, Inc.*	2,949	$8,641
Enzo Biochem, Inc.*	11,200	25,088
eResearchTechnology, Inc.*	15,743	73,835
Fluidigm Corp.*	1,884	24,793
Furiex Pharmaceuticals, Inc.*	3,233	54,023
Harvard Bioscience, Inc.*	7,742	29,961
Luminex Corp.*	12,126	257,435
Medtox Scientific, Inc.*	2,503	35,167
Pacific Biosciences of California, Inc.*	11,450	32,060
PAREXEL International Corp.*	18,913	392,256
Sequenom, Inc.*	31,846	141,715

		1,263,803

Pharmaceuticals (1.3%)
Acura Pharmaceuticals, Inc.*	3,634	12,683
Akorn, Inc.*	17,965	199,771
Alimera Sciences, Inc.*	3,334	4,168
Ampio Pharmaceuticals, Inc.*	6,420	27,413
Auxilium Pharmaceuticals, Inc.*	15,421	307,341
AVANIR Pharmaceuticals, Inc., Class A*	39,923	81,842
Cadence Pharmaceuticals, Inc.*	15,334	60,569
Columbia Laboratories, Inc.*	18,686	46,715
Corcept Therapeutics, Inc.*	13,586	46,464
Cornerstone Therapeutics, Inc.*	2,214	12,398
Depomed, Inc.*	17,201	89,101
Durect Corp.*	25,134	29,658
Endocyte, Inc.*	5,520	20,755
Hi-Tech Pharmacal Co., Inc.*	3,316	128,959
Impax Laboratories, Inc.*	20,978	423,126
ISTA Pharmaceuticals, Inc.*	10,285	72,509
Jazz Pharmaceuticals, Inc.*	7,089	273,848
KV Pharmaceutical Co., Class A*	15,499	21,699
Lannett Co., Inc.*	5,060	22,365
MAP Pharmaceuticals, Inc.*	7,006	92,269
Medicines Co.*	17,301	322,491
Medicis Pharmaceutical Corp., Class A	19,680	654,360
Nektar Therapeutics*	36,813	205,969
Neostem, Inc.*	12,439	6,307
Obagi Medical Products, Inc.*	6,046	61,427
Optimer Pharmaceuticals, Inc.*	14,866	181,960
Pacira Pharmaceuticals, Inc.*	2,218	19,186
Pain Therapeutics, Inc.*	11,959	45,444
Par Pharmaceutical Cos., Inc.*	11,667	381,861
Pernix Therapeutics Holdings*	1,259	11,658
Pozen, Inc.*	7,802	30,818
Questcor Pharmaceuticals, Inc.*	17,031	708,149
Sagent Pharmaceuticals, Inc.*	2,218	46,578
Salix Pharmaceuticals Ltd.*	18,651	892,450
Santarus, Inc.*	17,373	57,505
Sucampo Pharmaceuticals, Inc., Class A*	3,805	16,856
Transcept Pharmaceuticals, Inc.*	1,473	11,534
ViroPharma, Inc.*	22,674	621,041
Vivus, Inc.*	28,556	278,421
XenoPort, Inc.*	11,403	43,445

		6,571,113

Total Health Care		44,780,579

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Industrials (10.7%)
Aerospace & Defense (1.4%)
AAR Corp.	12,747	$244,360
Aerovironment, Inc.*	5,416	170,441
American Science & Engineering, Inc.	2,914	198,473
Astronics Corp.*	3,313	118,639
Ceradyne, Inc.*	7,987	213,892
Cubic Corp.	5,090	221,873
Curtiss-Wright Corp.	14,909	526,735
DigitalGlobe, Inc.*	11,348	194,164
Ducommun, Inc.	3,461	44,128
Esterline Technologies Corp.*	9,790	547,946
GenCorp, Inc.*	18,817	100,106
GeoEye, Inc.*	7,135	158,540
HEICO Corp.	13,386	782,813
Hexcel Corp.*	31,177	754,795
KEYW Holding Corp.*	6,116	45,258
Kratos Defense & Security Solutions, Inc.*	10,572	63,115
LMI Aerospace, Inc.*	2,983	52,352
Moog, Inc., Class A*	14,581	640,543
National Presto Industries, Inc.	1,535	143,676
Orbital Sciences Corp.*	18,759	272,568
Taser International, Inc.*	17,605	90,138
Teledyne Technologies, Inc.*	11,663	639,716
Triumph Group, Inc.	11,961	699,120

		6,923,391

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	17,150	80,948
Atlas Air Worldwide Holdings, Inc.*	8,406	323,043
Forward Air Corp.	9,391	300,981
Hub Group, Inc., Class A*	11,784	382,155
Pacer International, Inc.*	10,423	55,763
Park-Ohio Holdings Corp.*	2,683	47,865

		1,190,755

Airlines (0.4%)
Alaska Air Group, Inc.*	11,420	857,528
Allegiant Travel Co.*	4,766	254,219
Hawaiian Holdings, Inc.*	16,163	93,745
JetBlue Airways Corp.*	79,324	412,485
Republic Airways Holdings, Inc.*	15,826	54,283
SkyWest, Inc.	16,944	213,325
Spirit Airlines, Inc.*	5,097	79,513
U.S. Airways Group, Inc.*	52,145	264,375

		2,229,473

Building Products (0.5%)
A.O. Smith Corp.	12,012	481,922
AAON, Inc.	6,009	123,124
Ameresco, Inc., Class A*	5,772	79,192
American Woodmark Corp.	2,846	38,876
Apogee Enterprises, Inc.	9,042	110,855
Builders FirstSource, Inc.*	13,374	27,283
Gibraltar Industries, Inc.*	9,684	135,189
Griffon Corp.	15,286	139,561
Insteel Industries, Inc.	5,703	62,676
NCI Building Systems, Inc.*	6,487	70,514

Quanex Building Products Corp.	12,215	$183,469
Simpson Manufacturing Co., Inc.	13,389	450,674
Trex Co., Inc.*	5,011	114,802
Universal Forest Products, Inc.	6,266	193,431
USG Corp.*	23,067	234,361

		2,445,929

Commercial Services & Supplies (1.8%)
A.T. Cross Co., Class A*	3,116	35,148
ABM Industries, Inc.	17,067	351,922
ACCO Brands Corp.*	17,689	170,699
American Reprographics Co.*	12,465	57,214
Brink’s Co.	15,005	403,334
Casella Waste Systems, Inc., Class A*	7,536	48,230
Cenveo, Inc.*	17,788	60,479
Clean Harbors, Inc.*	14,960	953,401
Consolidated Graphics, Inc.*	2,677	129,246
Courier Corp.	3,446	40,422
Deluxe Corp.	16,564	376,997
Encore Capital Group, Inc.*	5,186	110,254
EnergySolutions, Inc.*	25,635	79,212
EnerNOC, Inc.*	7,502	81,547
Ennis, Inc.	8,380	111,705
Fuel Tech, Inc.*	5,953	39,171
G&K Services, Inc., Class A	5,970	173,787
GEO Group, Inc.*	20,843	349,120
Healthcare Services Group, Inc.	21,397	378,513
Heritage-Crystal Clean, Inc.*	1,396	23,118
Herman Miller, Inc.	18,413	339,720
HNI Corp.	14,447	377,067
InnerWorkings, Inc.*	8,232	76,640
Interface, Inc., Class A	16,931	195,384
Intersections, Inc.	3,046	33,780
Kimball International, Inc., Class B	10,029	50,847
Knoll, Inc.	15,377	228,348
McGrath RentCorp	7,818	226,644
Metalico, Inc.*	13,051	42,938
Mine Safety Appliances Co.	8,771	290,495
Mobile Mini, Inc.*	11,795	205,823
Multi-Color Corp.	3,615	93,014
NL Industries, Inc.	2,044	26,511
Portfolio Recovery Associates, Inc.*	5,508	371,900
Quad/Graphics, Inc.	8,127	116,541
Rollins, Inc.	20,452	454,443
Schawk, Inc.	3,971	44,515
Standard Parking Corp.*	4,970	88,814
Steelcase, Inc., Class A	25,567	190,730
Swisher Hygiene, Inc.*	27,170	101,616
Sykes Enterprises, Inc.*	12,637	197,895
Team, Inc.*	6,213	184,837
Tetra Tech, Inc.*	20,054	432,966
TMS International Corp., Class A*	3,736	36,912
TRC Cos., Inc.*	5,196	31,228
U.S. Ecology, Inc.	5,934	111,440
UniFirst Corp.	4,537	257,429
United Stationers, Inc.	13,587	442,393
Viad Corp.	6,503	113,672

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

WCA Waste Corp.*	4,610	$30,011

		9,368,072

Construction & Engineering (0.5%)
Aegion Corp.*	12,711	194,987
Argan, Inc.	2,579	39,227
Comfort Systems USA, Inc.	12,195	130,730
Dycom Industries, Inc.*	11,310	236,605
EMCOR Group, Inc.	21,516	576,844
Furmanite Corp.*	11,827	74,628
Granite Construction, Inc.	12,488	296,215
Great Lakes Dredge & Dock Corp.	18,839	104,745
Layne Christensen Co.*	6,285	152,097
MasTec, Inc.*	18,199	316,117
Michael Baker Corp.*	2,726	53,457
MYR Group, Inc.*	6,428	123,032
Northwest Pipe Co.*	2,940	67,208
Orion Marine Group, Inc.*	8,879	59,045
Pike Electric Corp.*	4,830	34,728
Primoris Services Corp.	8,513	127,099
Sterling Construction Co., Inc.*	5,284	56,909
Tutor Perini Corp.*	10,013	123,561
UniTek Global Services, Inc.*	3,051	13,821

		2,781,055

Electrical Equipment (0.8%)
A123 Systems, Inc.*	28,582	46,017
Active Power, Inc.*	23,511	15,517
Acuity Brands, Inc.	13,797	731,241
American Superconductor Corp.*	14,526	53,601
AZZ, Inc.	4,017	182,532
Belden, Inc.	15,184	505,324
Brady Corp., Class A	14,971	472,634
Broadwind Energy, Inc.*	42,317	28,776
Capstone Turbine Corp.*	79,056	91,705
Coleman Cable, Inc.*	2,451	21,324
Encore Wire Corp.	5,906	152,965
EnerSys*	15,140	393,186
Franklin Electric Co., Inc.	7,456	324,783
FuelCell Energy, Inc.*	37,486	32,688
Generac Holdings, Inc.*	7,946	222,726
Global Power Equipment Group, Inc.*	4,984	118,370
II-VI, Inc.*	16,617	305,088
LSI Industries, Inc.	6,092	36,552
Powell Industries, Inc.*	2,786	87,146
PowerSecure International, Inc.*	6,482	32,086
Preformed Line Products Co.	725	43,254
SatCon Technology Corp.*	26,967	16,183
Thermon Group Holdings, Inc.*	3,301	58,164
Valence Technology, Inc.*	20,928	20,509
Vicor Corp.	6,361	50,634

		4,043,005

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	5,791	358,463
Seaboard Corp.*	100	203,600
Standex International Corp.	3,986	136,201

		698,264

Machinery (2.2%)
Accuride Corp.*	13,119	$93,407
Actuant Corp., Class A	22,070	500,768
Alamo Group, Inc.	2,042	54,991
Albany International Corp., Class A	8,888	205,491
Altra Holdings, Inc.*	8,614	162,202
American Railcar Industries, Inc.*	3,163	75,691
Ampco-Pittsburgh Corp.	2,762	53,417
Astec Industries, Inc.*	6,424	206,917
Barnes Group, Inc.	17,503	421,997
Blount International, Inc.*	15,558	225,902
Briggs & Stratton Corp.	16,273	252,069
Cascade Corp.	2,957	139,482
Chart Industries, Inc.*	9,425	509,610
CIRCOR International, Inc.	5,537	195,511
CLARCOR, Inc.	16,010	800,340
Colfax Corp.*	7,894	224,821
Columbus McKinnon Corp.*	6,169	78,285
Commercial Vehicle Group, Inc.*	9,240	83,530
Douglas Dynamics, Inc.	6,170	90,205
Dynamic Materials Corp.	4,271	84,480
Energy Recovery, Inc.*	15,310	39,500
EnPro Industries, Inc.*	6,629	218,624
ESCO Technologies, Inc.	8,556	246,242
Federal Signal Corp.*	20,091	83,378
Flow International Corp.*	15,900	55,650
FreightCar America, Inc.*	3,888	81,454
Gorman-Rupp Co.	4,872	132,275
Graham Corp.	3,240	72,706
Greenbrier Cos., Inc.*	6,215	150,900
Hurco Cos., Inc.*	2,117	44,457
John Bean Technologies Corp.	9,188	141,220
Kadant, Inc.*	3,938	89,038
Kaydon Corp.	10,537	321,378
L.B. Foster Co., Class A	2,853	80,711
Lindsay Corp.	4,040	221,756
Lydall, Inc.*	5,574	52,897
Meritor, Inc.*	30,402	161,739
Met-Pro Corp.	4,834	43,699
Middleby Corp.*	6,015	565,651
Miller Industries, Inc.	3,783	59,507
Mueller Industries, Inc.	12,155	466,995
Mueller Water Products, Inc., Class A	50,062	122,151
NACCO Industries, Inc., Class A	1,869	166,752
NN, Inc.*	4,974	29,844
Omega Flex, Inc.*	853	12,053
PMFG, Inc.*	5,604	109,334
RBC Bearings, Inc.*	7,032	293,234
Robbins & Myers, Inc.	12,673	615,274
Sauer-Danfoss, Inc.*	3,707	134,230
Sun Hydraulics Corp.	6,430	150,655
Tecumseh Products Co., Class A*	6,035	28,364
Tennant Co.	6,175	240,022
Titan International, Inc.	13,553	263,741
Trimas Corp.*	8,168	146,616
Twin Disc, Inc.	2,695	97,882
Wabash National Corp.*	22,061	172,958
Watts Water Technologies, Inc., Class A	9,693	331,598

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Woodward, Inc.	19,737	$807,835
Xerium Technologies, Inc.*	3,240	21,190

		11,532,626

Marine (0.0%)
Baltic Trading Ltd.	5,864	27,854
Eagle Bulk Shipping, Inc.*	19,320	18,201
Excel Maritime Carriers Ltd.*	13,533	19,623
Genco Shipping & Trading Ltd.*	9,509	64,281
International Shipholding Corp.	1,727	32,278
Ultrapetrol Bahamas Ltd.*	6,150	18,327

		180,564

Professional Services (1.1%)
Acacia Research Corp. - Acacia Technologies*	13,707	500,443
Advisory Board Co.*	5,085	377,358
Barrett Business Services, Inc.	2,230	44,511
CBIZ, Inc.*	12,514	76,460
CDI Corp.	3,862	53,334
Corporate Executive Board Co.	11,117	423,558
CoStar Group, Inc.*	8,124	542,114
CRA International, Inc.*	3,439	68,230
Dolan Co.*	9,678	82,456
Exponent, Inc.*	4,198	192,982
Franklin Covey Co.*	3,847	32,584
FTI Consulting, Inc.*	13,510	573,094
GP Strategies Corp.*	4,819	64,960
Heidrick & Struggles International, Inc.	5,708	122,950
Hill International, Inc.*	7,502	38,560
Hudson Highland Group, Inc.*	9,921	47,522
Huron Consulting Group, Inc.*	7,107	275,325
ICF International, Inc.*	6,267	155,296
Insperity, Inc.	7,376	186,982
Kelly Services, Inc., Class A	8,443	115,500
Kforce, Inc.*	9,421	116,161
Korn/Ferry International*	15,099	257,589
Mistras Group, Inc.*	4,693	119,625
Navigant Consulting, Inc.*	16,539	188,710
Odyssey Marine Exploration, Inc.*	23,486	64,352
On Assignment, Inc.*	11,810	132,036
Pendrell Corp.*	48,502	124,165
Resources Connection, Inc.	14,895	157,738
RPX Corp.*	3,078	38,937
TrueBlue, Inc.*	12,744	176,887
VSE Corp.	1,200	29,136

		5,379,555

Road & Rail (0.9%)
Amerco, Inc.	2,781	245,840
Arkansas Best Corp.	8,106	156,203
Avis Budget Group, Inc.*	33,691	361,168
Celadon Group, Inc.	6,517	76,966
Covenant Transportation Group, Inc., Class A*	2,430	7,217
Dollar Thrifty Automotive Group, Inc.*	9,288	652,575
Genesee & Wyoming, Inc., Class A*	12,609	763,853
Heartland Express, Inc.	16,134	230,555

Knight Transportation, Inc.	19,674	$307,701
Marten Transport Ltd.	4,894	88,043
Old Dominion Freight Line, Inc.*	15,208	616,380
Patriot Transportation Holding, Inc.*	2,014	43,704
Quality Distribution, Inc.*	4,912	55,260
RailAmerica, Inc.*	6,847	101,952
Roadrunner Transportation Systems, Inc.*	2,758	38,971
Saia, Inc.*	5,155	64,334
Swift Transportation Co.*	25,424	209,494
Universal Truckload Services, Inc.	1,579	28,659
Werner Enterprises, Inc.	14,035	338,243
Zipcar, Inc.*	3,319	44,541

		4,431,659

Trading Companies & Distributors (0.8%)
Aceto Corp.	8,715	60,134
Aircastle Ltd.	17,500	222,600
Applied Industrial Technologies, Inc.	13,648	480,000
Beacon Roofing Supply, Inc.*	14,773	298,858
CAI International, Inc.*	3,987	61,639
DXP Enterprises, Inc.*	2,797	90,063
Essex Rental Corp.*	4,719	13,921
H&E Equipment Services, Inc.*	9,149	122,780
Houston Wire & Cable Co.	5,681	78,511
Interline Brands, Inc.*	10,695	166,521
Kaman Corp.	8,414	229,871
Lawson Products, Inc.	974	15,029
RSC Holdings, Inc.*	21,776	402,856
Rush Enterprises, Inc., Class A*	10,333	216,166
SeaCube Container Leasing Ltd.	3,686	54,590
TAL International Group, Inc.	7,106	204,582
Textainer Group Holdings Ltd.	3,706	107,919
Titan Machinery, Inc.*	4,951	107,585
United Rentals, Inc.*	20,079	593,334
Watsco, Inc.	8,934	586,606

		4,113,565

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	6,747	94,390

Total Industrials		55,412,303

Information Technology (11.7%)
Communications Equipment (1.4%)
ADTRAN, Inc.	20,530	619,185
Anaren, Inc.*	4,798	79,743
Arris Group, Inc.*	39,733	429,911
Aruba Networks, Inc.*	27,432	508,041
Aviat Networks, Inc.*	19,790	36,216
Bel Fuse, Inc., Class B	3,438	64,462
Black Box Corp.	5,761	161,538
Blue Coat Systems, Inc.*	14,015	356,682
Calix, Inc.*	12,094	78,248
Communications Systems, Inc.	2,262	31,804
Comtech Telecommunications Corp.	6,426	183,912
Dialogic, Inc.*	4,731	5,677
Digi International, Inc.*	8,114	90,552
Emcore Corp.*	26,148	22,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Emulex Corp.*	28,342	$194,426
Extreme Networks, Inc.*	29,552	86,292
Finisar Corp.*	28,791	482,105
Globecomm Systems, Inc.*	7,131	97,552
Harmonic, Inc.*	36,893	185,941
Infinera Corp.*	33,598	210,995
InterDigital, Inc.	14,568	634,728
Ixia*	12,398	130,303
KVH Industries, Inc.*	4,589	35,702
Loral Space & Communications, Inc.*	3,520	228,378
Meru Networks, Inc.*	3,166	13,076
NETGEAR, Inc.*	11,774	395,253
Numerex Corp., Class A*	2,611	21,488
Oclaro, Inc.*	16,397	46,240
Oplink Communications, Inc.*	6,136	101,060
Opnext, Inc.*	13,679	11,050
ORBCOMM, Inc.*	11,538	34,499
Plantronics, Inc.	13,771	490,798
Powerwave Technologies, Inc.*	10,062	20,929
Procera Networks, Inc.*	4,455	69,409
ShoreTel, Inc.*	15,112	96,415
Sonus Networks, Inc.*	68,035	163,284
Sycamore Networks, Inc.*	6,509	116,511
Symmetricom, Inc.*	13,857	74,689
Tekelec*	19,844	216,895
Ubiquiti Networks, Inc.*	2,557	46,614
ViaSat, Inc.*	11,649	537,252
Westell Technologies, Inc., Class A*	17,757	39,421

		7,449,823

Computers & Peripherals (0.4%)
3D Systems Corp.*	13,419	193,234
Avid Technology, Inc.*	9,552	81,479
Cray, Inc.*	11,580	74,923
Dot Hill Systems Corp.*	16,418	21,836
Electronics for Imaging, Inc.*	14,978	213,436
Imation Corp.*	9,656	55,329
Immersion Corp.*	9,221	47,765
Intermec, Inc.*	19,191	131,650
Intevac, Inc.*	7,406	54,804
Novatel Wireless, Inc.*	9,702	30,367
OCZ Technology Group, Inc.*	16,520	109,197
Quantum Corp.*	72,467	173,921
Rimage Corp.	2,857	32,141
Silicon Graphics International Corp.*	9,971	114,268
STEC, Inc.*	11,608	99,713
Stratasys, Inc.*	6,811	207,122
Super Micro Computer, Inc.*	8,609	134,989
Synaptics, Inc.*	10,181	306,957
Xyratex Ltd.	8,983	119,654

		2,202,785

Electronic Equipment, Instruments & Components (1.7%)
Aeroflex Holding Corp.*	6,409	65,628
Agilysys, Inc.*	6,006	47,748
Anixter International, Inc.*	9,223	550,060
Badger Meter, Inc.	4,845	142,588
Benchmark Electronics, Inc.*	19,456	262,072
Brightpoint, Inc.*	21,918	235,838

Checkpoint Systems, Inc.*	12,911	$141,246
Cognex Corp.	13,304	476,150
Coherent, Inc.*	7,467	390,300
CTS Corp.	10,934	100,593
Daktronics, Inc.	11,254	107,701
DDi Corp.	5,112	47,695
DTS, Inc.*	5,591	152,299
Echelon Corp.*	11,281	54,939
Electro Rent Corp.	6,009	103,054
Electro Scientific Industries, Inc.*	7,204	104,314
eMagin Corp.*	5,221	19,318
Fabrinet*	6,533	89,371
FARO Technologies, Inc.*	5,225	240,350
FEI Co.*	12,410	506,080
GSI Group, Inc.*	8,257	84,469
Identive Group, Inc.*	11,816	26,350
Insight Enterprises, Inc.*	13,956	213,387
InvenSense, Inc.*	3,201	31,882
Kemet Corp.*	14,144	99,715
LeCroy Corp.*	5,414	45,532
Littelfuse, Inc.	7,300	313,754
Maxwell Technologies, Inc.*	8,943	145,234
Measurement Specialties, Inc.*	4,777	133,565
Mercury Computer Systems, Inc.*	9,686	128,727
Methode Electronics, Inc.	11,778	97,640
Microvision, Inc.*	33,536	12,076
MTS Systems Corp.	4,988	203,261
Multi-Fineline Electronix, Inc.*	2,942	60,458
NeoPhotonics Corp.*	2,816	12,897
Newport Corp.*	11,960	162,776
OSI Systems, Inc.*	6,102	297,656
Park Electrochemical Corp.	6,724	172,269
PC Connection, Inc.	2,992	33,181
Plexus Corp.*	11,398	312,077
Power-One, Inc.*	21,899	85,625
Pulse Electronics Corp.	14,094	39,463
RadiSys Corp.*	5,950	30,107
RealD, Inc.*	13,232	105,062
Richardson Electronics Ltd.	4,368	53,683
Rofin-Sinar Technologies, Inc.*	9,128	208,575
Rogers Corp.*	5,118	188,650
Sanmina-SCI Corp.*	25,800	240,198
Scansource, Inc.*	8,669	312,084
SYNNEX Corp.*	8,028	244,533
TTM Technologies, Inc.*	16,668	182,681
Universal Display Corp.*	12,345	452,938
Viasystems Group, Inc.*	778	13,164
Vishay Precision Group, Inc.*	3,990	63,760
X-Rite, Inc.*	8,060	37,398
Zygo Corp.*	5,076	89,591

		8,771,762

Internet Software & Services (1.3%)
Active Network, Inc.*	3,989	54,250
Ancestry.com, Inc.*	10,014	229,921
Angie’s List, Inc.*	3,254	52,389
Bankrate, Inc.*	7,193	154,649
Carbonite, Inc.*	2,390	26,529
comScore, Inc.*	10,321	218,805
Constant Contact, Inc.*	9,459	219,543
Cornerstone OnDemand, Inc.*	3,512	64,059
DealerTrack Holdings, Inc.*	13,193	359,641

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Demand Media, Inc.*	2,326	$15,468
Dice Holdings, Inc.*	15,564	129,026
Digital River, Inc.*	11,840	177,837
EarthLink, Inc.	35,120	226,173
Envestnet, Inc.*	6,210	74,272
FriendFinder Networks, Inc.*	1,273	955
InfoSpace, Inc.*	12,547	137,892
Internap Network Services Corp.*	16,719	99,311
IntraLinks Holdings, Inc.*	10,434	65,108
j2 Global, Inc.	14,553	409,521
Keynote Systems, Inc.	4,697	96,476
KIT Digital, Inc.*	12,504	105,659
Limelight Networks, Inc.*	22,512	66,636
Liquidity Services, Inc.*	6,040	222,876
LivePerson, Inc.*	17,023	213,639
LogMeIn, Inc.*	6,530	251,731
LoopNet, Inc.*	5,131	93,795
Marchex, Inc., Class B	7,047	44,044
Move, Inc.*	12,946	81,819
NIC, Inc.	20,203	268,902
OpenTable, Inc.*	7,475	292,497
Openwave Systems, Inc.*	28,558	45,122
Perficient, Inc.*	7,982	79,900
Quepasa Corp.*	1,820	6,042
QuinStreet, Inc.*	9,004	84,277
RealNetworks, Inc.	6,940	52,050
Responsys, Inc.*	3,319	29,506
RightNow Technologies, Inc.*	7,899	337,524
Saba Software, Inc.*	9,274	73,172
SciQuest, Inc.*	3,998	57,051
SPS Commerce, Inc.*	2,755	71,492
Stamps.com, Inc.*	3,286	85,863
support.com, Inc.*	16,592	37,332
TechTarget, Inc.*	4,664	27,238
Travelzoo, Inc.*	1,712	42,081
United Online, Inc.	28,297	153,936
ValueClick, Inc.*	24,970	406,761
Vocus, Inc.*	5,633	124,433
Web.com Group, Inc.*	9,441	108,099
XO Group, Inc.*	9,000	75,060
Zillow, Inc.*	1,364	30,663
Zix Corp.*	21,451	60,492

		6,441,517

IT Services (1.4%)
Acxiom Corp.*	26,072	318,339
CACI International, Inc., Class A*	8,473	473,810
Cardtronics, Inc.*	13,791	373,185
Cass Information Systems, Inc.	2,937	106,877
CIBER, Inc.*	20,477	79,041
Computer Task Group, Inc.*	4,925	69,344
Convergys Corp.*	33,843	432,175
CSG Systems International, Inc.*	11,108	163,399
Dynamics Research Corp.*	2,564	29,076
Echo Global Logistics, Inc.*	3,658	59,077
Euronet Worldwide, Inc.*	16,412	303,294
ExlService Holdings, Inc.*	5,167	115,586
Forrester Research, Inc.*	4,702	159,586
Global Cash Access Holdings, Inc.*	14,012	62,353
Hackett Group, Inc.*	10,265	38,391

Heartland Payment Systems, Inc.	12,369	$301,309
Higher One Holdings, Inc.*	9,826	181,192
iGATE Corp.*	9,975	156,907
Jack Henry & Associates, Inc.	27,512	924,678
Lionbridge Technologies, Inc.*	20,473	46,883
ManTech International Corp., Class A	7,470	233,363
MAXIMUS, Inc.	11,134	460,391
ModusLink Global Solutions, Inc.	14,455	78,057
MoneyGram International, Inc.*	3,415	60,616
NCI, Inc., Class A*	1,925	22,426
PRGX Global, Inc.*	5,634	33,522
Sapient Corp.	35,069	441,869
ServiceSource International, Inc.*	3,365	52,797
Stream Global Services, Inc.*	1,651	5,465
Syntel, Inc.	4,961	232,026
TeleTech Holdings, Inc.*	8,139	131,852
TNS, Inc.*	8,135	144,152
Unisys Corp.*	13,856	273,102
Virtusa Corp.*	4,821	69,808
Wright Express Corp.*	12,294	667,318

		7,301,266

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Analogic Technologies, Inc.*	13,958	80,677
Advanced Energy Industries, Inc.*	13,976	149,962
Alpha & Omega Semiconductor Ltd.*	4,938	36,097
Amkor Technology, Inc.*	29,984	130,730
Amtech Systems, Inc.*	2,841	24,177
ANADIGICS, Inc.*	22,303	48,844
Applied Micro Circuits Corp.*	20,418	137,209
ATMI, Inc.*	10,123	202,764
Axcelis Technologies, Inc.*	35,614	47,367
AXT, Inc.*	10,406	43,393
Brooks Automation, Inc.	21,161	217,323
Cabot Microelectronics Corp.*	7,540	356,265
Cavium, Inc.*	15,560	442,371
CEVA, Inc.*	7,373	223,107
Cirrus Logic, Inc.*	21,294	337,510
Cohu, Inc.	7,639	86,703
Cymer, Inc.*	9,799	487,598
Diodes, Inc.*	11,339	241,521
DSP Group, Inc.*	6,818	35,522
Entegris, Inc.*	43,099	376,039
Entropic Communications, Inc.*	27,583	140,949
Exar Corp.*	11,616	75,504
FormFactor, Inc.*	16,274	82,346
FSI International, Inc.*	11,888	43,510
GSI Technology, Inc.*	6,210	29,063
GT Advanced Technologies, Inc.*	40,450	292,858
Hittite Microwave Corp.*	10,068	497,158
Inphi Corp.*	6,676	79,845
Integrated Device Technology, Inc.*	47,605	259,923
Integrated Silicon Solution, Inc.*	8,529	77,955
Intermolecular, Inc.*	3,089	26,504
IXYS Corp.*	7,697	83,359
Kopin Corp.*	21,794	84,561
Kulicke & Soffa Industries, Inc.*	23,074	213,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Lattice Semiconductor Corp.*	37,772	$224,366
LTX-Credence Corp.*	15,829	84,685
MaxLinear, Inc., Class A*	5,518	26,210
Micrel, Inc.	16,177	163,549
Microsemi Corp.*	27,753	464,863
Mindspeed Technologies, Inc.*	10,864	49,757
MIPS Technologies, Inc.*	16,994	75,793
MKS Instruments, Inc.	16,776	466,708
Monolithic Power Systems, Inc.*	9,620	144,973
MoSys, Inc.*	9,799	41,156
Nanometrics, Inc.*	6,434	118,514
Netlogic Microsystems, Inc.*	21,756	1,078,445
NVE Corp.*	1,521	84,461
OmniVision Technologies, Inc.*	18,667	228,391
PDF Solutions, Inc.*	7,649	53,314
Pericom Semiconductor Corp.*	8,098	61,626
Photronics, Inc.*	18,819	114,420
PLX Technology, Inc.*	14,850	42,619
Power Integrations, Inc.	9,252	306,796
Rambus, Inc.*	31,555	238,240
RF Micro Devices, Inc.*	88,678	478,861
Rubicon Technology, Inc.*	5,687	53,401
Rudolph Technologies, Inc.*	10,124	93,748
Semtech Corp.*	20,953	520,053
Sigma Designs, Inc.*	10,183	61,098
Silicon Image, Inc.*	25,487	119,789
Spansion, Inc., Class A*	16,154	133,755
Standard Microsystems Corp.*	7,353	189,487
STR Holdings, Inc.*	9,776	80,456
Supertex, Inc.*	3,078	58,113
Tessera Technologies, Inc.*	16,431	275,219
TriQuint Semiconductor, Inc.*	52,803	257,151
Ultra Clean Holdings, Inc.*	7,509	45,880
Ultratech, Inc.*	8,061	198,059
Veeco Instruments, Inc.*	13,096	272,397
Volterra Semiconductor Corp.*	7,880	201,807

		12,800,308

Software (3.0%)
Accelrys, Inc.*	17,697	118,924
ACI Worldwide, Inc.*	10,717	306,935
Actuate Corp.*	12,381	72,553
Advent Software, Inc.*	10,549	256,974
American Software, Inc., Class A	7,326	69,231
Aspen Technology, Inc.*	27,143	470,931
Blackbaud, Inc.	14,304	396,221
Bottomline Technologies, Inc.*	11,499	266,432
BroadSoft, Inc.*	7,227	218,255
Callidus Software, Inc.*	9,910	63,622
CommVault Systems, Inc.*	14,140	604,061
Concur Technologies, Inc.*	14,210	721,726
Convio, Inc.*	3,537	39,119
Deltek, Inc.*	7,208	70,783
DemandTec, Inc.*	10,378	136,678
Digimarc Corp.*	2,018	48,210
Ebix, Inc.	9,115	201,441
Ellie Mae, Inc.*	2,801	15,826
EPIQ Systems, Inc.	10,009	120,308
ePlus, Inc.*	1,146	32,409
Fair Isaac Corp.	11,363	407,250
FalconStor Software, Inc.*	9,084	23,437
Glu Mobile, Inc.*	15,284	47,992

Guidance Software, Inc.*	4,064	$26,335
Imperva, Inc.*	1,760	61,266
Interactive Intelligence Group, Inc.*	4,556	104,423
JDA Software Group, Inc.*	13,570	439,532
Kenexa Corp.*	8,466	226,042
Magma Design Automation, Inc.*	21,421	153,803
Manhattan Associates, Inc.*	6,466	261,744
Mentor Graphics Corp.*	30,910	419,140
MicroStrategy, Inc., Class A*	2,566	277,949
Monotype Imaging Holdings, Inc.*	11,432	178,225
Motricity, Inc.*	11,047	9,942
NetScout Systems, Inc.*	11,987	210,971
NetSuite, Inc.*	8,748	354,731
Opnet Technologies, Inc.	4,620	169,415
Parametric Technology Corp.*	37,929	692,584
Pegasystems, Inc.	5,334	156,820
Progress Software Corp.*	21,525	416,509
PROS Holdings, Inc.*	6,868	102,196
QAD, Inc., Class A*	1,554	16,317
QAD, Inc., Class B*	249	2,577
QLIK Technologies, Inc.*	22,584	546,533
Quest Software, Inc.*	18,011	335,005
RealPage, Inc.*	9,734	245,978
Rosetta Stone, Inc.*	3,299	25,171
S1 Corp.*	17,096	163,609
SeaChange International, Inc.*	8,429	59,256
Smith Micro Software, Inc.*	10,761	12,160
SolarWinds, Inc.*	18,297	511,401
Sourcefire, Inc.*	9,122	295,370
SRS Labs, Inc.*	3,450	19,837
SS&C Technologies Holdings, Inc.*	8,086	146,033
SuccessFactors, Inc.*	26,624	1,061,499
Synchronoss Technologies, Inc.*	8,482	256,241
Take-Two Interactive Software, Inc.*	23,590	319,644
Taleo Corp., Class A*	13,186	510,166
Tangoe, Inc.*	3,218	49,557
TeleCommunication Systems, Inc., Class A*	15,231	35,793
TeleNav, Inc.*	5,466	42,689
THQ, Inc.*	23,196	17,629
TiVo, Inc.*	38,360	344,089
Tyler Technologies, Inc.*	9,390	282,733
Ultimate Software Group, Inc.*	8,290	539,845
VASCO Data Security International, Inc.*	8,985	58,582
Verint Systems, Inc.*	6,791	187,024
VirnetX Holding Corp.*	13,065	326,233
Wave Systems Corp., Class A*	26,471	57,442
Websense, Inc.*	12,829	240,287

		15,679,645

Total Information Technology		60,647,106

Materials (3.1%)
Chemicals (1.4%)
A. Schulman, Inc.	9,907	209,830
American Vanguard Corp.	7,132	95,141
Balchem Corp.	9,246	374,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Calgon Carbon Corp.*	18,121	$284,681
Chase Corp.	2,210	30,719
Chemtura Corp.*	30,935	350,803
Ferro Corp.*	27,836	136,118
Flotek Industries, Inc.*	16,000	159,360
FutureFuel Corp.	6,023	74,806
Georgia Gulf Corp.*	10,915	212,733
H.B. Fuller Co.	15,879	366,964
Hawkins, Inc.	2,755	101,549
Innophos Holdings, Inc.	6,953	337,638
Innospec, Inc.*	7,578	212,714
KMG Chemicals, Inc.	2,085	36,008
Koppers Holdings, Inc.	6,604	226,913
Kraton Performance Polymers, Inc.*	10,237	207,811
Landec Corp.*	8,560	47,251
LSB Industries, Inc.*	5,887	165,013
Minerals Technologies, Inc.	5,871	331,888
NewMarket Corp.	2,893	573,132
Olin Corp.	25,663	504,278
OM Group, Inc.*	9,949	222,758
Omnova Solutions, Inc.*	14,647	67,523
PolyOne Corp.	29,970	346,154
Quaker Chemical Corp.	4,112	159,916
Senomyx, Inc.*	13,044	45,393
Sensient Technologies Corp.	16,121	610,986
Spartech Corp.*	9,223	43,625
Stepan Co.	2,582	206,973
TPC Group, Inc.*	4,213	98,289
Tredegar Corp.	7,625	169,428
Zep, Inc.	6,976	97,524
Zoltek Cos., Inc.*	8,962	68,290

		7,177,042

Construction Materials (0.2%)
Eagle Materials, Inc.	14,379	368,965
Headwaters, Inc.*	19,929	44,242
Texas Industries, Inc.	7,336	225,802
United States Lime & Minerals, Inc.*	786	47,247

		686,256

Containers & Packaging (0.1%)
AEP Industries, Inc.*	1,343	37,805
Boise, Inc.	29,309	208,680
Graphic Packaging Holding Co.*	51,376	218,862
Myers Industries, Inc.	9,465	116,798

		582,145

Metals & Mining (1.0%)
A.M. Castle & Co.*	5,330	50,422
AMCOL International Corp.	7,826	210,128
Century Aluminum Co.*	16,596	141,232
Coeur d’Alene Mines Corp.*	28,763	694,339
General Moly, Inc.*	21,699	67,050
Globe Specialty Metals, Inc.	20,250	271,148
Gold Resource Corp.	9,022	191,718
Golden Minerals Co.*	8,919	51,819
Golden Star Resources Ltd.*	83,152	137,201
Handy & Harman Ltd.*	1,635	16,187
Haynes International, Inc.	3,906	213,268
Hecla Mining Co.	89,767	469,481

Horsehead Holding Corp.*	13,983	$125,987
Jaguar Mining, Inc.*	27,047	172,560
Kaiser Aluminum Corp.	5,206	238,851
Materion Corp.*	6,541	158,815
Metals USA Holdings Corp.*	3,417	38,441
Midway Gold Corp.*	28,348	59,814
Noranda Aluminum Holding Corp.	7,284	60,093
Olympic Steel, Inc.	2,980	69,494
Paramount Gold and Silver Corp.*	37,470	80,186
Revett Minerals, Inc.*	8,328	39,308
RTI International Metals, Inc.*	9,720	225,601
Stillwater Mining Co.*	36,636	383,213
SunCoke Energy, Inc.*	4,291	48,059
Thompson Creek Metals Co., Inc.*	49,139	342,007
U.S. Energy Corp./Wyoming*	7,519	21,880
U.S. Gold Corp.*	33,833	113,679
Universal Stainless & Alloy Products, Inc.*	2,288	85,480
Vista Gold Corp.*	22,535	69,182
Worthington Industries, Inc.	18,509	303,177

		5,149,820

Paper & Forest Products (0.4%)
Buckeye Technologies, Inc.	12,815	428,534
Clearwater Paper Corp.*	7,382	262,873
Deltic Timber Corp.	3,465	209,251
KapStone Paper and Packaging Corp.*	12,518	197,033
Louisiana-Pacific Corp.*	42,524	343,169
Neenah Paper, Inc.	4,787	106,846
P.H. Glatfelter Co.	13,957	197,073
Schweitzer-Mauduit International, Inc.	5,118	340,142
Verso Paper Corp.*	4,319	4,146
Wausau Paper Corp.	15,800	130,508

		2,219,575

Total Materials		15,814,838

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.4%)
8x8, Inc.*	19,808	62,791
AboveNet, Inc.*	7,448	484,195
Alaska Communications Systems Group, Inc.	14,797	44,539
Atlantic Tele-Network, Inc.	3,039	118,673
Boingo Wireless, Inc.*	1,984	17,062
Cbeyond, Inc.*	9,053	72,515
Cincinnati Bell, Inc.*	63,808	193,338
Cogent Communications Group, Inc.*	14,555	245,834
Consolidated Communications Holdings, Inc.	8,484	161,620
Fairpoint Communications, Inc.*	6,374	27,599
General Communication, Inc., Class A*	13,271	129,923
Globalstar, Inc.*	29,513	15,937
HickoryTech Corp.	4,332	47,999
IDT Corp., Class B	4,445	41,694

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

inContact, Inc.*	9,004	$39,888
Iridium Communications, Inc.*	14,100	108,711
Lumos Networks Corp.	4,901	75,181
Neutral Tandem, Inc.*	10,318	110,299
Premiere Global Services, Inc.*	16,692	141,381
SureWest Communications	4,549	54,725
Towerstream Corp.*	14,407	30,255
Vonage Holdings Corp.*	44,518	109,069

		2,333,228

Wireless Telecommunication Services (0.1%)
Leap Wireless International, Inc.*	18,200	169,078
NTELOS Holdings Corp.	4,901	99,882
Shenandoah Telecommunications Co.	7,670	80,382
USA Mobility, Inc.	7,280	100,974

		450,316

Total Telecommunication Services		2,783,544

Utilities (2.5%)
Electric Utilities (1.1%)
Allete, Inc.	10,286	431,806
Central Vermont Public Service Corp.	4,253	149,280
Cleco Corp.	19,585	746,189
El Paso Electric Co.	13,473	466,705
Empire District Electric Co.	13,526	285,263
IDACORP, Inc.	15,922	675,252
MGE Energy, Inc.	7,386	345,443
Otter Tail Corp.	11,654	256,621
PNM Resources, Inc.	25,414	463,297
Portland General Electric Co.	24,257	613,460
UIL Holdings Corp.	16,322	577,309
UniSource Energy Corp.	11,799	435,619
Unitil Corp.	3,401	96,521

		5,542,765

Gas Utilities (0.8%)
Chesapeake Utilities Corp.	3,040	131,784
Laclede Group, Inc.	7,219	292,153
New Jersey Resources Corp.	13,231	650,965
Northwest Natural Gas Co.	8,551	409,849
Piedmont Natural Gas Co., Inc.	22,972	780,588
South Jersey Industries, Inc.	9,544	542,195
Southwest Gas Corp.	14,640	622,054
WGL Holdings, Inc.	16,395	724,987

		4,154,575

Independent Power Producers & Energy Traders (0.1%)
Atlantic Power Corp.	36,350	519,805
Dynegy, Inc.*	33,021	91,468
Genie Energy Ltd., Class B	4,445	35,249
Ormat Technologies, Inc.	5,776	104,141

		750,663

Multi-Utilities (0.3%)
Avista Corp.	18,532	477,199
Black Hills Corp.	12,693	426,231
CH Energy Group, Inc.	4,951	289,039

NorthWestern Corp.	11,693	$418,493

		1,610,962

Water Utilities (0.2%)
American States Water Co.	6,016	209,958
Artesian Resources Corp., Class A	2,114	39,807
Cadiz, Inc.*	3,744	36,055
California Water Service Group	13,526	246,985
Connecticut Water Service, Inc.	2,783	75,503
Consolidated Water Co., Ltd.	4,962	42,574
Middlesex Water Co.	4,982	92,964
Pennichuck Corp.	1,358	39,151
SJW Corp.	4,534	107,184
York Water Co.	4,165	73,470

		963,651

Total Utilities		13,022,616

Total Common Stocks (68.5%) (Cost $350,036,853)		353,637,547

INVESTMENT COMPANY:
Investment Company (0.0%)
THL Credit, Inc. (Cost $38,192)	3,173	38,742

	Number of Rights	Value (Note 1)
RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., expiring 12/31/49* (Cost $—) (b)†	7,434	75

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13* (Cost $—)	3,314	—

Total Investments (68.5%) (Cost $350,075,045)		353,676,364
Other Assets Less Liabilities (31.5%)		162,741,634

Net Assets (100%)		$516,417,998

*	Non-income producing.
†	Securities (totaling $75 or 0.0% of net assets) at fair value by management.
(b)	Illiquid Security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$91,824,943	$223,282,441	$315,107,384	$—	$85,857	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	2,189	March-12	$161,395,844	$161,723,320	$327,476

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$46,196,811	$—	$—	$46,196,811
Consumer Staples	12,924,154	—	—	12,924,154
Energy	23,767,214	—	—	23,767,214
Financials	78,288,382	—	—	78,288,382
Health Care	44,780,579	—	—	44,780,579
Industrials	55,412,303	—	—	55,412,303
Information Technology	60,027,921	619,185	—	60,647,106
Materials	15,814,838	—	—	15,814,838
Telecommunication Services	2,783,544	—	—	2,783,544
Utilities	13,022,616	—	—	13,022,616
Futures	327,476	—	—	327,476
Investment Companies
Investment Companies	38,742	—	—	38,742
Rights
Information Technology	—	—	75	75
Warrants
Energy	—	—	—	—

Total Assets	$353,384,580	$619,185	$75	$354,003,840

Total Liabilities	$—	$—	$—	$—

Total	$353,384,580	$619,185	$75	$354,003,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Corporate Bonds- Financials	Investments in Rights-Information Technology††

Balance as of 12/31/10	$18,378	$4,499	$—
Total gains or losses (realized/unrealized) included in earnings	(6,476)	(1,738)	75
Purchases	—	—	—
Sales	(11,902)	(2,761)	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/11	$—	$—	$75

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/2011	$—	$—	$75

††	Security received through corporate action with $0 cost.

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	327,476	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$327,476

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(33,169,860)	—	—	(33,169,860)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(33,169,860)	$—	$—	$(33,169,860)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(1,710,296)	—	—	(1,710,296)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(1,710,296)	$—	$—	$(1,710,296)

The Portfolio held futures contracts with an average notional balance of approximately $115,400,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$196,728,813
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$54,232,506

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,948,834
Aggregate gross unrealized depreciation	(40,405,550)

Net unrealized appreciation	$3,543,284

Federal income tax cost of investments	$350,133,080

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $350,075,045)	$353,676,364
Cash	144,883,258
Cash held as collateral at broker	17,221,700
Receivable from Separate Accounts for Trust shares sold	1,062,401
Dividends, interest and other receivables	501,810
Receivable from sub-advisor	8,486
Receivable for securities sold	578
Other assets	263

Total assets	517,354,860

LIABILITIES
Due to broker for futures variation margin	616,785
Investment management fees payable	201,205
Administrative fees payable	53,281
Payable to Separate Accounts for Trust shares redeemed	11,666
Distribution fees payable - Class IB	10,713
Accrued expenses	43,212

Total liabilities	936,862

NET ASSETS	$516,417,998

Net assets were comprised of:
Paid in capital	$536,827,984
Accumulated undistributed net investment income (loss)	189,098
Accumulated undistributed net realized gain (loss) on investments and futures	(24,527,879)
Net unrealized appreciation (depreciation) on investments and futures	3,928,795

Net assets	$516,417,998

Class IA
Net asset value, offering and redemption price per share, $142,154 / 10,648 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.35

Class IB
Net asset value, offering and redemption price per share, $51,953,289 / 3,910,806 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.28

Class K
Net asset value, offering and redemption price per share, $464,322,555 / 34,780,591 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($85,857 of dividend income received from affiliates) (net of $2,890 foreign withholding tax)	$4,120,412
Interest	53,763

Total income	4,174,175

EXPENSES
Investment management fees	2,015,861
Administrative fees	736,864
Recoupment fees	176,505
Distribution fees - Class IB	96,096
Custodian fees	65,500
Printing and mailing expenses	35,752
Professional fees	35,465
Trustees’ fees	10,222
Miscellaneous	12,243

Gross expenses	3,184,508
Less: Reimbursement from sub-advisor	(53,075)

Net expenses	3,131,433

NET INVESTMENT INCOME (LOSS)	1,042,742

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	10,802,359
Futures	(33,169,860)

Net realized gain (loss)	(22,367,501)

Change in unrealized appreciation (depreciation) on:
Securities	(33,311,655)
Futures	(1,710,296)

Net change in unrealized appreciation (depreciation)	(35,021,951)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(57,389,452)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(56,346,710)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,042,742		$929,972
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolio	(22,367,501)		17,942,257
Net change in unrealized appreciation (depreciation) on investments and futures	(35,021,951)		36,989,571

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(56,346,710)		55,861,800

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(374)		(831,933)
Class IB	(11,844)		(7,129)
Class K†	(1,198,947)		—

	(1,211,165)		(839,062)

Distributions from net realized capital gains
Class IA	(9,920,479)		(9,054,602)
Class IB	(916,783)		(705,588)

	(10,837,262)		(9,760,190)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(12,048,427)		(10,599,252)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 11,165,905 and 19,620,174 shares, respectively ]	175,672,201		262,972,471
Capital shares issued in reinvestment of dividends and distributions [ 772,868 and 666,950 shares, respectively ]	9,920,853		9,886,535
Capital shares repurchased [ (31,919,334) and (4,617,898) shares, respectively ]	(418,346,501	)(z)	(64,553,871)

Total Class IA transactions	(232,753,447)		208,305,135

Class IB
Capital shares sold [ 2,409,036 and 1,718,835 shares, respectively ]	34,493,832		23,129,971
Capital shares issued in reinvestment of dividends and distributions [ 72,809 and 47,789 shares, respectively ]	928,627		712,717
Capital shares repurchased [ (276,399) and (68,280) shares, respectively ]	(4,138,935)		(945,856)

Total Class IB transactions	31,283,524		22,896,832

Class K†
Capital shares sold [ 37,082,211 and 0 shares, respectively ]	484,931,990	(z)	—
Capital shares issued in reinvestment of dividends [ 92,744 and 0 shares, respectively ]	1,198,947		—
Capital shares repurchased [ (2,394,364) and 0 shares, respectively ]	(31,484,390)		—

Total Class K transactions	454,646,547		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	253,176,624		231,201,967

TOTAL INCREASE (DECREASE) IN NET ASSETS	184,781,487		276,464,515
NET ASSETS:
Beginning of year	331,636,511		55,171,996

End of year (a)	$516,417,998		$331,636,511

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$189,098		$103,653

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the AXA Tactical Manager 2000 Portfolio exchanged approximately 31,706,548 Class IA shares for approximately 31,706,548 Class K shares. This exchange amounted to approximately $414,974,918.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010		May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$15.29		$12.74		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	(e)	0.07	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and futures .	(1.61)		3.00		2.72

Total from investment operations	(1.58)		3.07		2.75

Less distributions:
Dividends from net investment income	(0.04)		(0.04)		(0.01)
Distributions from net realized gains	(0.32)		(0.48)		—

Total dividends and distributions	(0.36)		(0.52)		(0.01)

Net asset value, end of period	$13.35		$15.29		$12.74

Total return (b)	(10.26)%		24.28%		27.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$142		$305,664		$55,083
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.68%		0.68%		0.69%
Before waivers and reimbursements (a)	0.70%		0.74%		1.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.16%		0.48%		0.39%
Before waivers and reimbursements (a)	0.14%		0.43%		(0.83)%
Portfolio turnover rate	17%		18%		9%

	Year Ended December 31,
Class IB	2011		2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$15.23		$12.68		$11.57

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	0.06	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and futures .	(1.63)		2.97		1.10

Total from investment operations	(1.63)		3.03		1.11

Less distributions:
Dividends from net investment income	—	#	—	#	—
Distributions from net realized gains	(0.32)		(0.48)		—

Total dividends and distributions	(0.32)		(0.48)		—

Net asset value, end of period	$13.28		$15.23		$12.68

Total return (b)	(10.58)%		24.08%		9.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$51,953		$25,972		$89
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.93%		0.93%		0.94	%(c)
Before waivers and reimbursements (a)	0.95	%(c)	0.99	%(c)	2.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.01%		0.41%		0.55%
Before waivers and reimbursements (a)	—	%@	0.39%		(0.20)%
Portfolio turnover rate	17%		18%		9%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$12.84

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures .	0.53

Total from investment operations	0.55

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$13.35

Total return (b)	4.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$464,323
Ratio of expenses to average net assets:
After reimbursements (a)	0.67%
Before reimbursements (a)	0.67%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.42%
Before reimbursements (a)	0.42%
Portfolio turnover rate	17%
#	Per share amount is less than $0.005.
@	Amount is less than 0.005%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.***
Portfolio – Class IA Shares	(15.83)%	3.65%
Portfolio – Class IB Shares*	(16.11)	3.39
Portfolio – Class K Shares**	(15.83)	3.65
EAFE Proxy 40% DJ EuroSTOXX 50 Index 25% FTSE 100 Index 25% TOPIX Index 10% S&P ASX 200 Index	(11.08)	4.73
MSCI EAFE Index	(12.14)	5.77
Volatility Managed Index – International	(12.95)	5.36
Volatility Managed Index – International Proxy	(11.88)	5.01

*    Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

***  Date of inception 5/27/09.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (15.83)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the EAFE Proxy (40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P ASX 200 Index) returned (11.08)%, the MSCI EAFE Index returned (12.14)%, the Volatility Managed Index — International returned (12.95)% and the Volatility Managed Index — International Proxy returned (11.88)% over the same period.

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International (MSCI) EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

Portfolio Highlights

2011 was a challenging year for money managers as the equity markets whipsawed back and forth, previously reliable sectors faltered, and the broad U.S. equity market ended about where it began. This also was a difficult year for both the U.S. and global economies, due in large part to a political divide in the U.S. over budget deficits and government spending, and ongoing policy debates over European debt. The attendant flight-to-quality led to a substantial rally in U.S. bonds, which ended the year at or near historically low yield levels.

Stock market volatility remained at historically high levels in the fourth quarter, with the CBOE Market Volatility Index (VIX) approaching levels seen during the May 2010 correction. During this period, the S&P 500 Index continued to experience wild swings in value.

After six months of volatility, the year ended on a subdued note, recovering from third quarter losses but without much in the way of gains for the year. Evidence of stronger U.S. growth helped to lift the S&P 500 Index off its 2011 low reached in early October, but the index ended the year with a meager return.

Large caps significantly beat small caps. The Russell 2000® Index finished the year with a negative return as investors migrated toward the stability of large caps and their dividends. Developed-world stocks, as measured by the MSCI EAFE Index, also fell, driven largely by the continuing debt dilemma in Europe but also by losses in the tsunami-battered Japanese economy and stock market.

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	11.4%
Consumer Staples	6.2
Industrials	6.6
Materials	5.4
Health Care	5.3
Energy	4.9
Consumer Discretionary	5.3
Telecommunication Services	3.2
Utilities	2.4
Information Technology	2.5
Cash and Other	46.8

100.0%

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$798.40	$3.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.63	3.62
Class IB
Actual	1,000.00	797.00	4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.39	4.86
Class K†
Actual	1,000.00	944.34	2.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.67	3.57

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.71%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.6%)
AGL Energy Ltd.	12,829	$188,031
Alumina Ltd.	70,355	80,234
Amcor Ltd.	33,459	246,740
AMP Ltd.	76,428	318,154
Asciano Ltd.	28,026	128,993
ASX Ltd.	5,046	157,825
Australia & New Zealand Banking Group Ltd.	71,384	1,498,927
Bendigo and Adelaide Bank Ltd.	9,191	75,486
BHP Billiton Ltd.	86,917	3,059,893
Boral Ltd.	18,255	67,216
Brambles Ltd.	39,398	288,521
Caltex Australia Ltd.	3,521	42,387
Campbell Brothers Ltd.	1,675	83,929
CFS Retail Property Trust (REIT)	46,348	79,877
Coca-Cola Amatil Ltd.	15,860	186,711
Cochlear Ltd.	1,429	90,618
Commonwealth Bank of Australia	41,930	2,110,849
Computershare Ltd.	11,267	92,306
Crown Ltd.	13,243	109,579
CSL Ltd.	13,955	456,742
Dexus Property Group (REIT)	121,876	103,464
Echo Entertainment Group Ltd.*	17,429	63,997
Fairfax Media Ltd.	53,893	39,688
Fortescue Metals Group Ltd.	34,224	149,468
Goodman Group (REIT)	200,075	116,643
GPT Group (REIT)	50,750	159,355
Harvey Norman Holdings Ltd.	13,255	24,878
Iluka Resources Ltd.	11,646	184,629
Incitec Pivot Ltd.	45,897	145,994
Insurance Australia Group Ltd.	57,870	176,385
Leighton Holdings Ltd.	3,807	74,138
Lend Lease Group	15,595	114,206
Lynas Corp., Ltd.*	42,577	45,507
Macquarie Group Ltd.	9,418	229,163
Metcash Ltd.	19,717	81,473
Mirvac Group (REIT)	100,022	120,717
National Australia Bank Ltd.	59,684	1,426,006
Newcrest Mining Ltd.	20,731	627,629
OneSteel Ltd.	34,047	24,376
Orica Ltd.	9,867	244,629
Origin Energy Ltd.	28,809	393,074
OZ Minerals Ltd.	9,501	97,273
Qantas Airways Ltd.*	27,995	41,805
QBE Insurance Group Ltd.	29,560	391,530
QR National Ltd.	48,322	169,029
Ramsay Health Care Ltd.	3,361	66,278
Rio Tinto Ltd.	11,803	727,948
Santos Ltd.	25,473	318,898
Sonic Healthcare Ltd.	10,790	124,486
SP AusNet	37,400	35,958
Stockland Corp., Ltd. (REIT)	65,646	214,185
Suncorp Group Ltd.	34,803	298,299
Sydney Airport	9,591	26,094
TABCORP Holdings Ltd.	17,429	48,666
Tatts Group Ltd.	39,454	98,463
Telstra Corp., Ltd.	118,198	402,573
Toll Holdings Ltd.	17,360	74,930

Transurban Group	36,285	$208,571
Wesfarmers Ltd.	27,231	821,630
Westfield Group (REIT)	59,475	475,090
Westfield Retail Trust (REIT)	80,043	203,851
Westpac Banking Corp.	81,455	1,666,243
Woodside Petroleum Ltd.	16,912	529,652
Woolworths Ltd.	32,855	843,463
WorleyParsons Ltd.	5,536	145,349

		21,938,701

Austria (0.1%)
Erste Group Bank AG	5,137	90,497
Immofinanz AG*	24,112	72,725
OMV AG	4,453	135,315
Raiffeisen Bank International AG	1,214	31,588
Telekom Austria AG	9,838	117,917
Verbund AG	1,773	47,649
Vienna Insurance Group AG	969	38,432
Voestalpine AG	2,823	79,367

		613,490

Belgium (0.5%)
Ageas	63,989	99,381
Anheuser-Busch InBev N.V.	21,735	1,330,714
Belgacom S.A.	3,869	121,381
Colruyt S.A.	1,933	73,177
Delhaize Group S.A.	2,824	158,644
Groupe Bruxelles Lambert S.A.	2,256	150,400
KBC Groep N.V.	4,500	56,675
Mobistar S.A.	757	39,670
NV Bekaert S.A.	1,006	32,271
Solvay S.A.	1,621	133,557
UCB S.A.	2,946	123,956
Umicore S.A.	3,218	132,735

		2,452,561

Bermuda (0.1%)
Seadrill Ltd.	8,886	297,148

China (0.0%)
Foxconn International Holdings Ltd.*	54,404	35,094
Yangzijiang Shipbuilding Holdings Ltd.	48,327	33,906

		69,000

Denmark (0.6%)
A. P. Moller - Maersk A/S, Class A	14	87,364
A. P. Moller - Maersk A/S, Class B	36	237,689
Carlsberg A/S, Class B	2,904	204,781
Coloplast A/S, Class B	579	83,272
Danske Bank A/S*	17,705	224,885
DSV A/S	6,030	108,142
Novo Nordisk A/S, Class B	11,499	1,321,425
Novozymes A/S, Class B	6,405	197,727
TDC A/S	9,356	75,033
Tryg A/S	633	35,159
Vestas Wind Systems A/S*	5,949	64,220
William Demant Holding A/S*	589	48,980

		2,688,677

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Finland (0.4%)
Elisa Oyj	3,563	$74,382
Fortum Oyj	12,057	257,323
Kesko Oyj, Class B	1,663	55,875
Kone Oyj, Class B	4,236	219,846
Metso Oyj	3,564	132,154
Neste Oil Oyj	3,286	33,194
Nokia Oyj	101,508	495,553
Nokian Renkaat Oyj	3,147	101,336
Orion Oyj, Class B	2,365	46,067
Pohjola Bank plc, Class A	3,381	32,863
Sampo Oyj, Class A	11,400	282,843
Sanoma Oyj	2,132	24,461
Stora Enso Oyj, Class R	16,265	97,424
UPM-Kymmene Oyj	14,172	156,091
Wartsila Oyj	4,804	138,776

		2,148,188

France (4.6%)
Accor S.A.	4,191	106,233
Aeroports de Paris S.A.	873	59,884
Air Liquide S.A.	7,696	952,129
Alcatel-Lucent S.A.*	62,922	98,294
Alstom S.A.	5,592	169,573
Arkema S.A.	1,587	112,352
Atos S.A.	1,234	54,158
AXA S.A.‡	46,946	610,333
BNP Paribas S.A.	25,960	1,019,722
Bouygues S.A.	5,130	161,639
Bureau Veritas S.A.	1,374	100,118
Cap Gemini S.A.	4,070	127,186
Carrefour S.A.	15,656	356,929
Casino Guichard Perrachon S.A.	1,606	135,273
Christian Dior S.A.	1,495	177,257
Cie de Saint-Gobain S.A.	10,789	414,232
Cie Generale de Geophysique-Veritas*	3,655	85,764
Cie Generale des Etablissements Michelin, Class B	4,790	283,160
Cie Generale d’Optique Essilor International S.A.	5,454	385,060
CNP Assurances S.A.	3,624	44,924
Credit Agricole S.A.	25,917	146,248
Danone S.A.	15,793	992,775
Dassault Systemes S.A.	1,726	138,344
Edenred	4,039	99,427
EDF S.A.	6,546	159,277
Eiffage S.A.	1,034	25,032
Eurazeo S.A.	704	25,052
Eutelsat Communications S.A.	2,536	98,959
Fonciere des Regions (REIT)	672	43,139
France Telecom S.A.	50,221	788,757
GDF Suez S.A.	33,519	916,227
Gecina S.A. (REIT)	552	46,438
Groupe Eurotunnel S.A. (Registered)	14,986	102,021
ICADE (REIT)	601	47,285
Iliad S.A.	482	59,482
Imerys S.A.	813	37,449
J.C. Decaux S.A.*	1,678	38,646
Klepierre S.A. (REIT)	2,627	74,936
Lafarge S.A.	5,444	191,367

Lagardere S.C.A.	3,390	$89,505
Legrand S.A.	6,107	196,414
L’Oreal S.A.	6,494	678,272
LVMH Moet Hennessy Louis Vuitton S.A.	6,874	973,296
Natixis S.A.	21,963	55,259
Neopost S.A.	822	55,385
Pernod-Ricard S.A.	5,373	498,324
Peugeot S.A.	4,218	66,110
PPR S.A.	2,065	295,726
Publicis Groupe S.A.	3,948	181,624
Renault S.A.	5,220	181,060
Safran S.A.	4,665	140,104
Sanofi S.A.	30,883	2,268,316
Schneider Electric S.A.	13,258	698,035
SCOR SE	4,890	114,300
Societe BIC S.A.	727	64,453
Societe Generale S.A.	18,183	404,891
Societe Television Francaise 1 S.A.	3,069	29,957
Sodexo S.A.	2,631	188,885
Suez Environnement Co. S.A.	7,818	90,064
Technip S.A.	2,673	251,231
Thales S.A.	2,507	79,170
Total S.A.	57,237	2,926,120
Unibail-Rodamco S.A. (REIT)	2,487	447,091
Vallourec S.A.	3,040	197,356
Veolia Environnement S.A.	9,493	104,053
Vinci S.A.	12,044	526,249
Vivendi S.A.	33,520	734,045
Wendel S.A.	827	55,123

		22,075,499

Germany (4.2%)
Adidas AG	5,674	369,088
Allianz SE (Registered)	12,289	1,175,541
Axel Springer AG	993	42,675
BASF SE	24,863	1,734,123
Bayer AG (Registered)	22,388	1,431,398
Bayerische Motoren Werke (BMW) AG	8,970	600,904
Bayerische Motoren Werke (BMW) AG (Preference)	1,325	62,679
Beiersdorf AG	2,828	160,387
Brenntag AG	845	78,687
Celesio AG	2,147	34,012
Commerzbank AG*	97,073	163,705
Continental AG*	2,201	137,006
Daimler AG (Registered)	24,523	1,076,583
Deutsche Bank AG (Registered)	25,168	958,806
Deutsche Boerse AG*	5,290	277,355
Deutsche Lufthansa AG (Registered)	6,599	78,447
Deutsche Post AG (Registered)	22,958	352,995
Deutsche Telekom AG (Registered)	76,073	872,826
E.ON AG	48,767	1,052,155
Fraport AG	928	45,640
Fresenius Medical Care AG & Co. KGaA	5,647	383,703
Fresenius SE & Co. KGaA	3,087	285,588
GEA Group AG	4,947	139,898

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hannover Rueckversicherung AG (Registered)	1,469	$72,866
HeidelbergCement AG	3,850	163,388
Henkel AG & Co. KGaA	3,610	174,742
Henkel AG & Co. KGaA (Preference)	4,836	279,088
Hochtief AG	1,072	62,011
Infineon Technologies AG	29,503	222,080
K+S AG (Registered)	4,675	211,288
Kabel Deutschland Holding AG*	2,428	123,231
Lanxess AG	2,332	120,728
Linde AG	4,581	681,534
MAN SE	1,751	155,690
Merck KGaA	1,810	180,450
Metro AG	3,596	131,246
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,871	597,521
Porsche Automobil Holding SE (Preference)	4,156	222,418
ProSiebenSat.1 Media AG (Preference)	1,988	36,317
RWE AG	13,229	464,852
RWE AG (Preference)	998	32,853
Salzgitter AG	946	47,297
SAP AG	24,914	1,317,206
Siemens AG (Registered)	22,270	2,131,169
Suedzucker AG	1,731	55,225
ThyssenKrupp AG	10,410	238,811
United Internet AG (Registered)	2,828	50,510
Volkswagen AG	834	111,880
Volkswagen AG (Preference)	3,918	586,953
Wacker Chemie AG	383	30,808

		20,016,363

Greece (0.0%)
Coca Cola Hellenic Bottling Co. S.A.*	5,276	90,477
Hellenic Telecommunications Organization S.A.	5,931	22,107
National Bank of Greece S.A.*	26,849	56,294
OPAP S.A.	5,625	49,724

		218,602

Hong Kong (1.4%)
AIA Group Ltd.	227,412	710,059
ASM Pacific Technology Ltd.	5,100	57,228
Bank of East Asia Ltd.	43,800	165,802
BOC Hong Kong Holdings Ltd.	100,500	238,096
Cathay Pacific Airways Ltd.	30,000	51,451
Cheung Kong Holdings Ltd.	37,000	440,193
Cheung Kong Infrastructure Holdings Ltd.	12,000	70,301
CLP Holdings Ltd.	52,000	442,227
First Pacific Co., Ltd.	60,000	62,421
Galaxy Entertainment Group Ltd.*	31,000	56,838
Hang Lung Group Ltd.	26,000	142,443
Hang Lung Properties Ltd.	67,000	190,650
Hang Seng Bank Ltd.	20,700	245,604
Henderson Land Development Co., Ltd.	25,000	124,250
Hong Kong & China Gas Co., Ltd.	128,720	298,324

Hong Kong Exchanges and Clearing Ltd.	27,700	$442,609
Hopewell Holdings Ltd.	14,500	37,078
Hutchison Whampoa Ltd.	57,000	477,410
Hysan Development Co., Ltd.	20,000	65,666
Kerry Properties Ltd.	18,000	59,563
Li & Fung Ltd.	156,000	288,837
Lifestyle International Holdings Ltd.	15,164	33,426
Link REIT (REIT)	62,000	228,311
MTR Corp.	37,000	119,814
New World Development Co., Ltd.	90,000	72,541
Noble Group Ltd.	109,454	95,357
NWS Holdings Ltd.	34,000	50,081
Orient Overseas International Ltd.	6,000	35,035
PCCW Ltd.	106,000	36,441
Power Assets Holdings Ltd.	38,000	281,088
Shangri-La Asia Ltd.	38,000	65,563
Sino Land Co., Ltd.	72,600	103,386
SJM Holdings Ltd.	42,000	68,570
Sun Hung Kai Properties Ltd.	38,000	476,309
Swire Pacific Ltd., Class A	19,500	235,383
Wharf Holdings Ltd.	40,900	184,841
Wheelock & Co., Ltd.	27,000	66,886
Wing Hang Bank Ltd.	4,500	36,879
Yue Yuen Industrial Holdings Ltd.	17,500	55,317

		6,912,278

Ireland (0.4%)
CRH plc	19,240	382,485
Elan Corp. plc*	14,409	199,916
Experian plc	27,130	368,873
James Hardie Industries SE (CDI)	11,006	76,772
Kerry Group plc, Class A	4,000	146,431
Ryanair Holdings plc (ADR)*	1,300	36,218
Shire plc	15,248	531,146
WPP plc	34,265	359,458

		2,101,299

Israel (0.3%)
Bank Hapoalim B.M.	30,600	100,184
Bank Leumi Le-Israel B.M.	33,715	96,965
Bezeq Israeli Telecommunication Corp., Ltd.	51,127	93,995
Cellcom Israel Ltd.	1,382	23,195
Delek Group Ltd.	115	21,760
Elbit Systems Ltd.	623	25,685
Israel Chemicals Ltd.	12,413	129,378
Israel Corp., Ltd.	60	37,671
Israel Discount Bank Ltd., Class A*	19,374	26,052
Mizrahi Tefahot Bank Ltd.	3,145	24,999
NICE Systems Ltd.*	1,454	49,670
Partner Communications Co., Ltd.	2,297	20,375
Teva Pharmaceutical Industries Ltd.	25,447	1,036,304

		1,686,233

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Italy (1.2%)
A2A S.p.A.	28,619	$26,910
Assicurazioni Generali S.p.A.	31,647	476,355
Atlantia S.p.A.	8,940	143,128
Autogrill S.p.A.	3,059	29,852
Banca Carige S.p.A.	16,338	31,295
Banca Monte dei Paschi di Siena S.p.A.	108,200	35,276
Banco Popolare S.c.a.r.l.	44,410	57,478
Enel Green Power S.p.A.	50,827	106,174
Enel S.p.A.	178,279	725,439
ENI S.p.A.	65,072	1,348,353
Exor S.p.A.	1,585	31,899
Fiat Industrial S.p.A.*	20,797	178,322
Fiat S.p.A.	21,042	96,679
Finmeccanica S.p.A.	10,386	38,418
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	22,535	28,101
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	273,046	457,286
Luxottica Group S.p.A.	2,937	82,486
Mediaset S.p.A.	17,878	49,470
Mediobanca S.p.A.	14,988	86,245
Pirelli & C. S.p.A.	6,054	50,969
Prysmian S.p.A.	5,138	63,805
Saipem S.p.A.	7,185	305,478
Snam Rete Gas S.p.A.	43,811	193,128
Telecom Italia S.p.A.	254,788	274,030
Telecom Italia S.p.A. (RNC)	169,220	151,557
Terna Rete Elettrica Nazionale S.p.A.	34,547	116,431
UniCredit S.p.A.	36,556	303,748
Unione di Banche Italiane S.c.p.A.	20,377	83,497

		5,571,809

Japan (11.5%)
ABC-Mart, Inc.	600	22,817
Advantest Corp.	3,800	36,188
Aeon Co., Ltd.	16,800	230,708
Aeon Credit Service Co., Ltd.	1,800	28,437
Aeon Mall Co., Ltd.	1,800	38,212
Air Water, Inc.	4,000	50,929
Aisin Seiki Co., Ltd.	5,500	156,775
Ajinomoto Co., Inc.	19,000	228,089
Alfresa Holdings Corp.	900	37,943
All Nippon Airways Co., Ltd.	20,000	55,866
Amada Co., Ltd.	9,000	57,061
Aozora Bank Ltd.	15,000	41,315
Asahi Breweries Ltd.	10,800	237,131
Asahi Glass Co., Ltd.	27,000	226,608
Asahi Kasei Corp.	35,000	210,991
Asics Corp.	4,000	45,108
Astellas Pharma, Inc.	12,000	487,982
Bank of Kyoto Ltd.	8,000	68,910
Bank of Yokohama Ltd.	35,000	165,519
Benesse Holdings, Inc.	1,700	82,272
Bridgestone Corp.	17,600	399,013
Brother Industries Ltd.	5,800	71,210
Canon, Inc.	30,600	1,355,671
Casio Computer Co., Ltd.	5,500	33,370
Central Japan Railway Co.	41	346,239

Chiba Bank Ltd.	21,000	$135,325
Chiyoda Corp.	4,000	40,691
Chubu Electric Power Co., Inc.	18,600	347,255
Chugai Pharmaceutical Co., Ltd.	5,700	93,976
Chugoku Bank Ltd.	4,000	55,762
Chugoku Electric Power Co., Inc.	8,700	152,479
Citizen Holdings Co., Ltd.	7,000	40,652
Coca-Cola West Co., Ltd.	1,500	26,017
Cosmo Oil Co., Ltd.	16,000	44,693
Credit Saison Co., Ltd.	3,800	76,178
Dai Nippon Printing Co., Ltd.	16,000	153,826
Daicel Chemical Industries Ltd.	7,000	42,653
Daido Steel Co., Ltd.	7,000	43,926
Daihatsu Motor Co., Ltd.	5,000	89,256
Dai-ichi Life Insurance Co., Ltd.	244	239,974
Daiichi Sankyo Co., Ltd.	18,200	360,832
Daikin Industries Ltd.	6,500	178,017
Dainippon Sumitomo Pharma Co., Ltd.	3,900	44,437
Daito Trust Construction Co., Ltd.	2,100	180,070
Daiwa House Industry Co., Ltd.	14,000	166,974
Daiwa Securities Group, Inc.	48,000	149,669
DeNA Co., Ltd.	2,500	74,997
Denki Kagaku Kogyo KK	13,000	48,136
Denso Corp.	13,100	361,837
Dentsu, Inc.	5,281	161,168
East Japan Railway Co.	9,209	586,256
Eisai Co., Ltd.	6,900	285,520
Electric Power Development Co., Ltd.	2,900	77,125
Elpida Memory, Inc.*	7,000	32,558
FamilyMart Co., Ltd.	1,600	64,649
FANUC Corp.	5,100	780,538
Fast Retailing Co., Ltd.	1,500	272,834
Fuji Electric Holdings Co., Ltd.	15,000	41,120
Fuji Heavy Industries Ltd.	15,000	90,620
Fujifilm Holdings Corp.	12,500	296,057
Fujitsu Ltd.	51,000	265,038
Fukuoka Financial Group, Inc.	20,000	83,929
Furukawa Electric Co., Ltd.	20,000	45,992
Gree, Inc.	2,200	75,801
GS Yuasa Corp.	9,000	48,408
Gunma Bank Ltd.	10,000	54,956
Hachijuni Bank Ltd.	12,000	68,442
Hakuhodo DY Holdings, Inc.	540	31,010
Hamamatsu Photonics KK	2,100	73,474
Hino Motors Ltd.	7,000	42,471
Hirose Electric Co., Ltd.	800	70,157
Hiroshima Bank Ltd.	13,000	60,465
Hisamitsu Pharmaceutical Co., Inc.	1,500	63,531
Hitachi Chemical Co., Ltd.	2,600	45,805
Hitachi Construction Machinery Co., Ltd.	2,700	45,462
Hitachi High-Technologies Corp.	1,500	32,545
Hitachi Ltd.	122,000	640,353
Hitachi Metals Ltd.	4,000	43,497
Hokkaido Electric Power Co., Inc.	4,600	65,501
Hokuhoku Financial Group, Inc.	34,000	66,260
Hokuriku Electric Power Co.	4,500	84,013

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Honda Motor Co., Ltd.	44,100	$1,345,288
Hoya Corp.	11,800	254,182
Ibiden Co., Ltd.	3,100	61,299
Idemitsu Kosan Co., Ltd.	600	61,894
IHI Corp.	34,000	82,604
INPEX Corp.	59	371,768
Isetan Mitsukoshi Holdings Ltd.	9,600	100,652
Isuzu Motors Ltd.	31,000	143,381
ITOCHU Corp.	40,800	414,520
ITOCHU Techno-Solutions Corp.	800	35,910
Iyo Bank Ltd.	6,000	59,244
J. Front Retailing Co., Ltd.	13,000	62,830
Japan Petroleum Exploration Co.	800	31,285
Japan Prime Realty Investment Corp. (REIT)	17	40,043
Japan Real Estate Investment Corp. (REIT)	13	101,338
Japan Retail Fund Investment Corp. (REIT)	55	81,460
Japan Steel Works Ltd.	8,000	55,606
Japan Tobacco, Inc.	122	573,782
JFE Holdings, Inc.	12,500	226,387
JGC Corp.	6,000	144,056
Joyo Bank Ltd.	17,000	75,094
JS Group Corp.	7,600	145,641
JSR Corp.	4,500	83,019
JTEKT Corp.	5,600	55,076
Jupiter Telecommunications Co., Ltd.	44	44,589
JX Holdings, Inc.	60,890	367,856
Kajima Corp.	21,000	64,389
Kamigumi Co., Ltd.	6,000	51,760
Kaneka Corp.	7,000	37,287
Kansai Electric Power Co., Inc.	20,300	311,476
Kansai Paint Co., Ltd.	6,000	53,553
Kao Corp.	14,600	398,906
Kawasaki Heavy Industries Ltd.	42,000	104,768
Kawasaki Kisen Kaisha Ltd.	19,000	34,312
KDDI Corp.	79	508,055
Keikyu Corp.	12,000	107,730
Keio Corp.	15,000	105,820
Keisei Electric Railway Co., Ltd.	8,000	58,828
Keyence Corp.	1,100	265,246
Kikkoman Corp.	4,000	45,940
Kinden Corp.	4,000	33,779
Kintetsu Corp.	44,000	172,067
Kirin Holdings Co., Ltd.	23,000	279,693
Kobe Steel Ltd.	64,000	98,948
Koito Manufacturing Co., Ltd.	3,000	42,094
Komatsu Ltd.	25,700	600,680
Konami Corp.	2,300	68,878
Konica Minolta Holdings, Inc.	12,500	93,218
Kubota Corp.	32,000	268,156
Kuraray Co., Ltd.	9,900	140,841
Kurita Water Industries Ltd.	3,000	77,952
Kyocera Corp.	4,100	329,726
Kyowa Hakko Kirin Co., Ltd.	7,000	85,670
Kyushu Electric Power Co., Inc.	11,200	160,353
Lawson, Inc.	1,800	112,368
Mabuchi Motor Co., Ltd.	600	24,984
Makita Corp.	3,200	103,562

Marubeni Corp.	45,000	$274,198
Marui Group Co., Ltd.	5,900	45,992
Maruichi Steel Tube Ltd.	1,300	29,000
Mazda Motor Corp.*	45,500	80,395
McDonald’s Holdings Co. Japan Ltd.	1,576	42,528
Medipal Holdings Corp.	3,300	34,471
MEIJI Holdings Co., Ltd.	2,111	87,627
Miraca Holdings, Inc.	1,300	51,767
Mitsubishi Chemical Holdings Corp.	37,000	203,820
Mitsubishi Corp.	37,900	765,681
Mitsubishi Electric Corp.	52,000	498,584
Mitsubishi Estate Co., Ltd.	34,000	507,990
Mitsubishi Gas Chemical Co., Inc.	10,000	55,476
Mitsubishi Heavy Industries Ltd.	82,000	349,435
Mitsubishi Logistics Corp.	3,000	33,325
Mitsubishi Materials Corp.	28,000	76,030
Mitsubishi Motors Corp.*	99,000	117,046
Mitsubishi Tanabe Pharma Corp.	5,700	90,199
Mitsubishi UFJ Financial Group, Inc.	344,800	1,464,851
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,500	59,439
Mitsui & Co., Ltd.	47,000	730,921
Mitsui Chemicals, Inc.	20,000	61,063
Mitsui Fudosan Co., Ltd.	23,000	335,274
Mitsui O.S.K. Lines Ltd.	30,000	116,149
Mizuho Financial Group, Inc.	615,335	831,426
MS&AD Insurance Group Holdings, Inc.	15,380	284,941
Murata Manufacturing Co., Ltd.	5,500	282,610
Nabtesco Corp.	2,500	45,570
Namco Bandai Holdings, Inc.	5,000	71,197
NEC Corp.*	67,000	135,793
NGK Insulators Ltd.	7,000	83,123
NGK Spark Plug Co., Ltd.	4,000	49,630
NHK Spring Co., Ltd.	4,000	35,442
Nidec Corp.	2,900	252,059
Nikon Corp.	9,500	211,550
Nintendo Co., Ltd.	2,700	371,833
Nippon Building Fund, Inc. (REIT)	14	114,590
Nippon Electric Glass Co., Ltd.	12,000	118,800
Nippon Express Co., Ltd.	21,000	81,850
Nippon Meat Packers, Inc.	5,000	62,102
Nippon Paper Group, Inc.	2,430	53,039
Nippon Sheet Glass Co., Ltd.	22,000	41,159
Nippon Steel Corp.	138,000	344,238
Nippon Telegraph & Telephone Corp.	12,924	660,724
Nippon Yusen KK	44,000	112,615
Nishi-Nippon City Bank Ltd.	22,000	63,167
Nissan Motor Co., Ltd.	67,300	605,062
Nisshin Seifun Group, Inc.	4,500	54,547
Nisshin Steel Co., Ltd.	15,000	22,996
Nissin Foods Holdings Co., Ltd.	1,400	54,840
Nitori Holdings Co., Ltd.	950	89,113
Nitto Denko Corp.	4,600	164,589
NKSJ Holdings, Inc.	10,425	204,518
NOK Corp.	2,700	46,409

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Nomura Holdings, Inc.	95,800	$290,001
Nomura Real Estate Holdings, Inc.	2,400	35,733
Nomura Real Estate Office Fund, Inc. (REIT)	7	35,969
Nomura Research Institute Ltd.	2,600	58,776
NSK Ltd.	12,000	77,952
NTN Corp.	13,000	52,358
NTT Data Corp.	37	118,158
NTT DoCoMo, Inc.	415	762,927
NTT Urban Development Corp.	27	18,416
Obayashi Corp.	20,000	88,866
Odakyu Electric Railway Co., Ltd.	16,000	154,658
OJI Paper Co., Ltd.	23,000	118,033
Olympus Corp.	6,100	80,203
Omron Corp.	5,300	106,523
Ono Pharmaceutical Co., Ltd.	2,200	123,477
Oracle Corp. Japan	900	29,782
Oriental Land Co., Ltd.	1,400	147,876
ORIX Corp.	2,840	234,668
Osaka Gas Co., Ltd.	51,000	201,429
Otsuka Corp.	400	27,543
Otsuka Holdings Co., Ltd.	7,100	199,615
Panasonic Corp.	59,800	508,110
Rakuten, Inc.	204	219,452
Resona Holdings, Inc.	51,605	227,285
Ricoh Co., Ltd.	19,000	165,636
Rinnai Corp.	800	57,269
Rohm Co., Ltd.	2,500	116,604
Sankyo Co., Ltd.	1,600	80,967
Sanrio Co., Ltd.	1,300	66,799
Santen Pharmaceutical Co., Ltd.	1,900	78,251
SBI Holdings, Inc.	507	37,151
Secom Co., Ltd.	5,800	267,507
Sega Sammy Holdings, Inc.	5,400	116,671
Seiko Epson Corp.	3,400	45,189
Sekisui Chemical Co., Ltd.	11,000	90,750
Sekisui House Ltd.	17,000	150,851
Seven & I Holdings Co., Ltd.	20,400	568,507
Seven Bank Ltd.	13,000	25,503
Sharp Corp.	28,000	244,823
Shikoku Electric Power Co., Inc.	4,700	134,704
Shimadzu Corp.	6,000	50,825
Shimamura Co., Ltd.	600	61,349
Shimano, Inc.	1,900	92,322
Shimizu Corp.	15,000	62,947
Shin-Etsu Chemical Co., Ltd.	11,100	546,564
Shinsei Bank Ltd.	37,000	38,457
Shionogi & Co., Ltd.	8,700	111,788
Shiseido Co., Ltd.	10,200	187,515
Shizuoka Bank Ltd.	16,000	168,585
Showa Denko KK	38,000	77,017
Showa Shell Sekiyu KK	4,500	30,343
SMC Corp.	1,500	242,042
Softbank Corp.	24,100	709,818
Sojitz Corp.	30,300	46,846
Sony Corp.	27,200	488,377
Sony Financial Holdings, Inc.	4,400	64,825
Square Enix Holdings Co., Ltd.	1,400	27,483
Stanley Electric Co., Ltd.	3,800	55,837

Sumco Corp.*	3,000	$22,177
Sumitomo Chemical Co., Ltd.	45,000	164,285
Sumitomo Corp.	30,500	412,901
Sumitomo Electric Industries Ltd.	20,400	222,102
Sumitomo Heavy Industries Ltd.	14,000	81,668
Sumitomo Metal Industries Ltd.	94,000	170,976
Sumitomo Metal Mining Co., Ltd.	15,000	192,737
Sumitomo Mitsui Financial Group, Inc.	36,297	1,011,053
Sumitomo Mitsui Trust Holdings, Inc.	84,680	248,638
Sumitomo Realty & Development Co., Ltd.	9,000	157,620
Sumitomo Rubber Industries Ltd.	4,500	54,021
Suruga Bank Ltd.	5,000	44,758
Suzuken Co., Ltd.	1,700	47,133
Suzuki Motor Corp.	9,400	194,424
Sysmex Corp.	1,900	61,910
T&D Holdings, Inc.	16,300	151,840
Taisei Corp.	27,000	68,403
Taisho Pharmaceutical Holdings Co., Ltd.*	900	69,456
Taiyo Nippon Sanso Corp.	7,000	48,837
Takashimaya Co., Ltd.	7,000	50,656
Takeda Pharmaceutical Co., Ltd.	21,300	935,351
TDK Corp.	3,200	141,770
Teijin Ltd.	28,000	86,215
Terumo Corp.	4,700	221,352
THK Co., Ltd.	3,100	61,098
Tobu Railway Co., Ltd.	29,000	148,071
Toho Co., Ltd.	2,700	48,128
Toho Gas Co., Ltd.	10,000	63,661
Tohoku Electric Power Co., Inc.	12,800	122,895
Tokio Marine Holdings, Inc.	19,600	434,169
Tokyo Electric Power Co., Inc.*	40,700	96,766
Tokyo Electron Ltd.	4,800	244,147
Tokyo Gas Co., Ltd.	69,000	317,344
Tokyu Corp.	29,000	142,796
Tokyu Land Corp.	12,000	45,368
TonenGeneral Sekiyu KK	7,000	76,484
Toppan Printing Co., Ltd.	14,000	102,949
Toray Industries, Inc.	40,000	286,345
Toshiba Corp.	109,000	446,083
Tosoh Corp.	12,000	32,116
TOTO Ltd.	7,000	54,021
Toyo Seikan Kaisha Ltd.	3,800	51,838
Toyo Suisan Kaisha Ltd.	2,000	48,460
Toyoda Gosei Co., Ltd.	1,800	28,694
Toyota Boshoku Corp.	1,700	17,735
Toyota Industries Corp.	5,200	141,536
Toyota Motor Corp.	74,600	2,486,021
Toyota Tsusho Corp.	5,500	97,252
Trend Micro, Inc.	2,700	80,716
Tsumura & Co.	1,500	44,238
Ube Industries Ltd.	25,000	68,533
Unicharm Corp.	3,300	162,706
Ushio, Inc.	2,400	34,673
USS Co., Ltd.	570	51,542
West Japan Railway Co.	4,900	212,947
Yahoo! Japan Corp.	374	120,456
Yakult Honsha Co., Ltd.	2,500	78,764

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Yamada Denki Co., Ltd.	2,330	$158,623
Yamaguchi Financial Group, Inc.	5,000	47,746
Yamaha Corp.	4,200	38,524
Yamaha Motor Co., Ltd.	7,100	89,845
Yamato Holdings Co., Ltd.	11,400	192,098
Yamato Kogyo Co., Ltd.	1,100	31,584
Yamazaki Baking Co., Ltd.	3,000	39,405
Yaskawa Electric Corp.	7,000	59,569
Yokogawa Electric Corp.*	5,100	46,050

		55,318,398

Luxembourg (0.2%)
ArcelorMittal S.A.	23,261	425,391
Millicom International Cellular S.A. (SDR)	2,100	210,395
SES S.A. (FDR)	8,262	198,304
Tenaris S.A.	12,826	237,049

		1,071,139

Macau (0.1%)
Sands China Ltd.*	68,400	193,312
Wynn Macau Ltd.	45,200	113,486

		306,798

Mauritius (0.0%)
Essar Energy plc*	8,217	21,872

Mexico (0.0%)
Fresnillo plc	4,613	109,394

Netherlands (2.7%)
Aegon N.V.*	46,667	187,297
Akzo Nobel N.V.	6,286	303,948
ASML Holding N.V.	11,699	491,718
Corio N.V. (REIT)	1,524	66,284
Delta Lloyd N.V.	2,536	42,669
European Aeronautic Defence and Space Co. N.V.	11,081	346,349
Fugro N.V. (CVA)	1,733	100,697
Heineken Holding N.V.	3,296	134,886
Heineken N.V.	7,031	325,502
ING Groep N.V. (CVA)*	103,726	746,415
Koninklijke (Royal) KPN N.V.	39,328	470,573
Koninklijke Ahold N.V.	32,333	435,418
Koninklijke Boskalis Westminster N.V.	1,794	65,918
Koninklijke DSM N.V.	4,190	194,411
Koninklijke Philips Electronics N.V.	26,725	563,106
Koninklijke Vopak N.V.	1,791	94,632
QIAGEN N.V.*	6,793	93,633
Randstad Holding N.V.	3,433	101,571
Reed Elsevier N.V.	18,776	218,878
Royal Dutch Shell plc, Class A	97,827	3,602,150
Royal Dutch Shell plc, Class B	72,972	2,781,008
SBM Offshore N.V.	4,901	100,982
TNT Express N.V.	8,733	65,262
Unilever N.V. (CVA)	44,110	1,516,864
Wolters Kluwer N.V.	8,422	145,572

		13,195,743

New Zealand (0.1%)
Auckland International Airport Ltd.	24,394	$47,851
Contact Energy Ltd.*	8,696	35,672
Fletcher Building Ltd.	17,281	82,592
Sky City Entertainment Group Ltd.	14,999	40,163
Telecom Corp. of New Zealand Ltd.	49,586	79,897

		286,175

Norway (0.4%)
Aker Solutions ASA	4,188	44,080
DNB ASA	26,520	259,620
Gjensidige Forsikring ASA	5,045	58,456
Norsk Hydro ASA	25,958	120,397
Orkla ASA	21,484	160,389
Statoil ASA	30,240	776,117
Telenor ASA	20,254	332,213
Yara International ASA	5,147	206,539

		1,957,811

Portugal (0.1%)
Banco Espirito Santo S.A. (Registered)	13,001	22,716
Cimpor Cimentos de Portugal SGPS S.A.	5,129	35,295
EDP - Energias de Portugal S.A.	53,507	165,580
Galp Energia SGPS S.A., Class B	6,635	97,724
Jeronimo Martins SGPS S.A.*	5,667	93,809
Portugal Telecom SGPS S.A. (Registered)	18,948	109,129

		524,253

Singapore (0.9%)
Ascendas Real Estate Investment Trust (REIT)	44,000	62,079
CapitaLand Ltd.	74,000	126,086
CapitaMall Trust (REIT)	63,000	82,572
CapitaMalls Asia Ltd.	32,032	27,906
City Developments Ltd.	13,000	89,202
ComfortDelGro Corp., Ltd.	48,000	52,365
Cosco Corp., (Singapore) Ltd.	24,000	16,191
DBS Group Holdings Ltd.	48,000	426,321
Fraser and Neave Ltd.	23,000	109,942
Genting Singapore plc*	165,941	193,185
Global Logistic Properties Ltd.*	46,000	62,241
Golden Agri-Resources Ltd.	168,609	92,946
Hutchison Port Holdings Trust, Class U	154,000	95,480
Jardine Cycle & Carriage Ltd.	3,000	111,299
Keppel Corp., Ltd.	38,900	278,917
Keppel Land Ltd.	19,000	32,520
Neptune Orient Lines Ltd.	22,000	19,082
Olam International Ltd.	43,000	70,614
Oversea-Chinese Banking Corp., Ltd.	67,000	404,464
SembCorp Industries Ltd.	25,000	78,062
SembCorp Marine Ltd.	25,000	73,629
Singapore Airlines Ltd.	14,000	109,664
Singapore Exchange Ltd.	25,000	118,153
Singapore Press Holdings Ltd.	39,000	110,952

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Singapore Technologies Engineering Ltd.	46,000	$95,401
Singapore Telecommunications Ltd.	216,000	514,583
StarHub Ltd.	13,890	31,163
United Overseas Bank Ltd.	34,000	400,278
UOL Group Ltd.	13,000	40,091
Wilmar International Ltd.	54,000	208,165

		4,133,553

Spain (1.7%)
Abertis Infraestructuras S.A.	10,729	171,353
Acciona S.A.	629	54,324
Acerinox S.A.	2,543	32,617
ACS Actividades de Construccion y Servicios S.A.	4,012	118,909
Amadeus IT Holding S.A., Class A	8,465	137,331
Banco Bilbao Vizcaya Argentaria S.A.	124,927	1,080,068
Banco de Sabadell S.A.	28,147	106,883
Banco Popular Espanol S.A.	27,736	126,358
Banco Santander S.A.	228,468	1,735,728
Bankia S.A.*	23,441	109,067
Bankinter S.A.	5,340	32,829
CaixaBank	21,233	104,290
Distribuidora Internacional de Alimentacion S.A.*	14,445	65,341
EDP Renovaveis S.A.*	5,647	34,555
Enagas S.A.	5,288	97,801
Ferrovial S.A.	10,807	130,428
Fomento de Construcciones y Contratas S.A.	1,330	34,496
Gas Natural SDG S.A.	9,116	156,505
Grifols S.A.*	3,492	58,754
Iberdrola S.A.	102,220	640,191
Inditex S.A.	5,915	484,439
Indra Sistemas S.A.	2,486	31,651
Mapfre S.A.	19,054	60,542
Red Electrica Corporacion S.A.	3,072	131,464
Repsol YPF S.A.	21,504	660,582
Telefonica S.A.	111,187	1,926,152
Zardoya Otis S.A.	3,647	50,033

		8,372,691

Sweden (1.6%)
Alfa Laval AB	9,401	178,129
Assa Abloy AB, Class B	8,617	216,112
Atlas Copco AB, Class A	18,211	391,632
Atlas Copco AB, Class B	10,647	202,356
Boliden AB	6,948	101,463
Electrolux AB, Class B	6,912	110,177
Getinge AB, Class B	5,775	146,346
Hennes & Mauritz AB, Class B	27,697	890,628
Hexagon AB, Class B	7,192	107,534
Holmen AB, Class B	1,371	39,385
Husqvarna AB, Class B	11,144	51,348
Industrivarden AB, Class C	3,058	36,481
Investor AB, Class B	12,372	230,827
Kinnevik Investment AB, Class B	6,029	117,478
Lundin Petroleum AB*	5,766	141,761

Modern Times Group AB, Class B	1,191	$56,902
Nordea Bank AB	71,199	550,904
Ratos AB, Class B	4,812	56,461
Sandvik AB	27,346	335,564
Scania AB, Class B	8,897	131,864
Securitas AB, Class B	7,891	68,108
Skandinaviska Enskilda Banken AB, Class A	38,300	223,109
Skanska AB, Class B	11,179	185,178
SKF AB, Class B	10,588	224,005
SSAB AB, Class A	3,928	34,617
Svenska Cellulosa AB, Class B	15,802	234,204
Svenska Handelsbanken AB, Class A	13,277	349,189
Swedbank AB, Class A	21,968	284,573
Swedish Match AB	6,031	214,089
Tele2 AB, Class B	8,996	175,030
Telefonaktiebolaget LM Ericsson, Class B	81,563	834,350
TeliaSonera AB	58,733	399,146
Volvo AB, Class B	37,356	408,731

		7,727,681

Switzerland (4.8%)
ABB Ltd. (Registered)*	59,356	1,117,230
Actelion Ltd. (Registered)*	3,178	109,114
Adecco S.A. (Registered)*	3,641	152,532
Aryzta AG	2,158	104,304
Baloise Holding AG (Registered)	1,366	93,655
Barry Callebaut AG (Registered)*	41	40,398
Cie Financiere Richemont S.A., Class A	14,140	715,204
Credit Suisse Group AG (Registered)*	30,519	717,081
GAM Holding AG*	5,321	57,782
Geberit AG (Registered)*	1,065	205,222
Givaudan S.A. (Registered)*	229	218,200
Glencore International plc	23,465	142,849
Holcim Ltd. (Registered)*	6,652	355,864
Julius Baer Group Ltd.*	5,670	221,778
Kuehne + Nagel International AG (Registered)	1,493	167,690
Lindt & Spruengli AG	23	68,415
Lindt & Spruengli AG (Registered)	3	100,256
Lonza Group AG (Registered)*	1,266	74,804
Nestle S.A. (Registered)	89,112	5,123,015
Novartis AG (Registered)	63,164	3,611,101
Pargesa Holding S.A.	670	43,868
Partners Group Holding AG	391	68,226
Roche Holding AG	19,016	3,222,982
Schindler Holding AG	1,395	162,475
Schindler Holding AG (Registered)	553	64,231
SGS S.A. (Registered)	149	246,668
Sika AG	53	99,872
Sonova Holding AG (Registered)*	1,237	129,389
STMicroelectronics N.V.	17,980	106,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Straumann Holding AG (Registered)	199	$34,343
Sulzer AG (Registered)	604	64,560
Swatch Group AG	836	312,844
Swatch Group AG (Registered)	1,120	74,643
Swiss Life Holding AG (Registered)*	777	71,471
Swiss Reinsurance Co., Ltd.*	9,548	486,599
Swisscom AG (Registered)	633	239,843
Syngenta AG (Registered)*	2,562	750,080
Transocean Ltd.	8,651	334,049
UBS AG (Registered)*	98,530	1,172,751
Wolseley plc	7,758	256,867
Xstrata plc	56,202	853,615
Zurich Financial Services AG*	3,945	892,486

		23,085,191

United Kingdom (10.6%)
3i Group plc	28,525	80,182
Admiral Group plc	5,133	67,918
Aggreko plc	7,296	228,540
AMEC plc	9,584	135,072
Anglo American plc	35,745	1,320,630
Antofagasta plc	10,790	203,596
ARM Holdings plc	36,511	335,673
Associated British Foods plc	10,044	172,674
AstraZeneca plc	36,176	1,671,394
Aviva plc	76,465	357,200
Babcock International Group plc	9,037	103,223
BAE Systems plc	92,477	409,451
Balfour Beatty plc	17,403	71,567
Barclays plc	313,230	856,389
BG Group plc	91,716	1,960,617
BHP Billiton plc	56,855	1,657,754
BP plc	511,833	3,660,407
British American Tobacco plc	53,300	2,529,187
British Land Co. plc (REIT)	22,890	164,410
British Sky Broadcasting Group plc	30,911	351,635
BT Group plc, Class A	210,381	623,712
Bunzl plc	8,461	116,157
Burberry Group plc	11,837	217,837
Cairn Energy plc*	38,298	157,792
Capita Group plc	17,141	167,307
Capital Shopping Centres Group plc (REIT)	14,262	69,171
Carnival plc	5,114	168,848
Centrica plc	139,673	627,527
Cobham plc	29,080	82,826
Compass Group plc	51,294	486,720
Diageo plc	67,805	1,481,061
Eurasian Natural Resources Corp.	6,693	66,055
G4S plc	39,685	167,513
GKN plc	41,899	119,077
GlaxoSmithKline plc	136,884	3,128,127
Hammerson plc (REIT)	18,120	101,305
HSBC Holdings plc	481,786	3,674,103
ICAP plc	16,584	89,344
Imperial Tobacco Group plc	27,587	1,043,218
Inmarsat plc	11,658	73,270
Intercontinental Hotels Group plc	8,140	146,261

International Consolidated Airlines Group S.A.*	23,674	$53,314
International Power plc	42,339	221,717
Intertek Group plc	4,581	144,776
Invensys plc	20,579	67,434
Investec plc	12,451	65,550
ITV plc	94,733	100,263
J Sainsbury plc	34,247	161,099
Johnson Matthey plc	6,020	171,649
Kazakhmys plc	5,519	79,453
Kingfisher plc	64,223	250,044
Land Securities Group plc (REIT)	20,912	206,387
Legal & General Group plc	159,327	254,363
Lloyds Banking Group plc*	1,106,592	445,187
London Stock Exchange Group plc	3,677	45,398
Lonmin plc	4,078	62,065
Man Group plc	52,319	102,133
Marks & Spencer Group plc	43,176	208,533
Meggitt plc	20,466	112,133
National Grid plc	95,033	922,414
Next plc	4,487	190,723
Old Mutual plc	148,134	311,721
Pearson plc	22,059	414,517
Petrofac Ltd.	7,423	166,117
Prudential plc	68,973	683,930
Randgold Resources Ltd.	2,534	259,140
Reckitt Benckiser Group plc	16,719	825,674
Reed Elsevier plc	33,013	266,087
Resolution Ltd.	40,723	158,992
Rexam plc	22,425	122,866
Rio Tinto plc	37,679	1,828,609
Rolls-Royce Holdings plc*	50,764	588,514
Rolls-Royce Holdings plc (Preference), Class C*(b)†	3,502,716	5,440
Royal Bank of Scotland Group plc*	476,737	149,407
RSA Insurance Group plc	97,033	158,528
SABMiller plc	25,791	907,811
Sage Group plc	37,544	171,536
Schroders plc	2,835	57,852
Segro plc (REIT)	18,761	60,748
Serco Group plc	12,424	91,456
Severn Trent plc	6,830	158,681
Smith & Nephew plc	24,294	235,992
Smiths Group plc	10,894	154,803
SSE plc	25,257	506,383
Standard Chartered plc	64,318	1,407,392
Standard Life plc	63,225	202,563
Subsea 7 S.A.*	7,854	145,764
Tate & Lyle plc	11,956	130,809
Tesco plc	217,888	1,365,194
TUI Travel plc	12,621	32,498
Tullow Oil plc	24,093	524,578
Unilever plc	34,761	1,167,670
United Utilities Group plc	19,194	180,638
Vedanta Resources plc	3,028	47,730
Vodafone Group plc	1,371,872	3,811,495
Weir Group plc	5,783	182,494
Whitbread plc	5,127	124,529
WM Morrison Supermarkets plc	61,360	310,843

		50,928,386

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

United States (0.1%)
Sims Metal Management Ltd.	4,163	$53,863
Synthes, Inc.	1,773	297,293

		351,156

Total Common Stocks (53.2%) (Cost $284,363,164)		256,180,089

Total Investments (53.2%) (Cost $284,363,164)		256,180,089
Other Assets Less Liabilities (46.8%)		225,495,083

Net Assets (100%)		$481,675,172

*	Non-income producing.
†	Securities (totaling $5,440 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Asia Pacific Holdings Ltd.	$119,442	$19,954	$114,779	$—	$2,041	$12,384
AXA S.A.	521,019	304,462	—	610,333	33,743	—
BlackRock Liquidity Funds TempFund	14,570,690	169,044,031	183,614,721	—	10,771	—

	$15,211,151	$169,368,447	$183,729,500	$610,333	$46,555	$12,384

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	2,995	March-12	$87,865,847	$89,464,513	$1,598,666
E-Mini MSCI EAFE Index	24	March-12	1,686,775	1,691,280	4,505
FTSE 100 Index	645	March-12	54,399,645	55,453,280	1,053,635
SPI 200 Index	213	March-12	22,598,096	21,889,121	(708,975)
TOPIX Index	590	March-12	56,490,731	55,803,560	(687,171)

					$1,260,660

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	2,244	$2,276,062	$2,253,506	$22,556
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	993	1,007,717	999,747	7,970
British Pound vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	2,384	3,699,138	3,725,424	(26,286)
British Pound vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	3,536	5,487,095	5,541,750	(54,655)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	6,092	7,889,849	7,967,501	(77,652)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	4,801	6,217,909	6,267,294	(49,385)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	238,827	$3,106,916	$3,063,609	$43,307
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	560,921	7,297,064	7,195,867	101,197

					$(32,948)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$25,597,797	$—	$25,597,797
Consumer Staples	—	29,686,655	—	29,686,655
Energy	—	23,444,704	—	23,444,704
Financials	—	54,879,343	—	54,879,343
Health Care	—	25,520,091	—	25,520,091
Industrials	36,218	31,916,245	5,440	31,957,903
Information Technology	—	11,999,325	—	11,999,325
Materials	—	25,871,463	—	25,871,463
Telecommunication Services	—	15,545,891	—	15,545,891
Utilities	—	11,676,917	—	11,676,917
Forward Currency Contracts	—	175,030	—	175,030
Futures	2,656,806	—	—	2,656,806

Total Assets	$2,693,024	$256,313,461	$5,440	$259,011,925

Liabilities:
Forward Currency Contracts	$—	$(207,978)	$—	$(207,978)
Futures	(1,396,146)	—	—	(1,396,146)

Total Liabilities	$(1,396,146)	$(207,978)	$—	$(1,604,124)

Total	$1,296,878	$256,105,483	$5,440	$257,407,801

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Industrials

Balance as of 12/31/10	$3,089
Total gains or losses (realized/unrealized) included in earnings	5,424
Purchases	—
Sales	(3,073)
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/11	$5,440

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$5,440

Fair Values of Derivative Instruments as of December 31, 2011:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	175,030
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,656,806	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,831,836

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(207,978)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(1,396,146	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(1,604,124)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(1,036,706)	—	(1,036,706)
Credit contracts	—	—	—	—	—
Equity contracts	—	(32,112,095)	—	—	(32,112,095)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(32,112,095)	$(1,036,706)	$—	$(33,148,801)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(124,260)	—	(124,260)
Credit contracts	—	—	—	—	—
Equity contracts	—	1,413,581	—	—	1,413,581
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,413,581	$(124,260)	$—	$1,289,321

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $20,804,000 and futures contracts with an average notional balance of approximately $122,105,000 during the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$107,487,988
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$5,794,715

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,714,237
Aggregate gross unrealized depreciation	(40,208,430)

Net unrealized depreciation	$(28,494,193)

Federal income tax cost of investments	$284,674,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $906,217)	$610,333
Unaffiliated Issuers (Cost $283,456,947)	255,569,756
Cash	26,284,117
Foreign cash (Cost $182,935,755)	180,445,939
Cash held as collateral at broker	14,488,100
Due from broker for futures variation margin	2,980,832
Receivable from Separate Accounts for Trust shares sold	1,030,111
Dividends, interest and other receivables	639,724
Unrealized appreciation on forward foreign currency contracts	175,030
Receivable for securities sold	7,245
Receivable from sub-advisor	284
Other assets	232

Total assets	482,231,703

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	207,978
Investment management fees payable	202,009
Administrative fees payable	48,785
Payable to Separate Accounts for Trust shares redeemed	20,715
Distribution fees payable - Class IB	17,237
Accrued expenses	59,807

Total liabilities	556,531

NET ASSETS	$481,675,172

Net assets were comprised of:
Paid in capital	$546,647,868
Accumulated undistributed net investment income (loss)	(2,089,633)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(33,381,587)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(29,501,476)

Net assets	$481,675,172

Class IA
Net asset value, offering and redemption price per share, $109,776 / 10,535 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.42

Class IB
Net asset value, offering and redemption price per share, $83,866,451 / 8,046,015 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.42

Class K
Net asset value, offering and redemption price per share, $397,698,945 / 38,159,622 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.42

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($46,555 of dividend income received from affiliates) (net of $725,541 foreign withholding tax)	$8,816,544
Interest	223,410

Total income	9,039,954

EXPENSES
Investment management fees	1,789,048
Administrative fees	661,259
Custodian fees	195,500
Distribution fees - Class IB	160,611
Professional fees	38,591
Recoupment fees	35,117
Printing and mailing expenses	32,168
Trustees’ fees	8,897
Miscellaneous	10,739

Gross expenses	2,931,930
Less: Reimbursement from sub-advisor	(5,139)

Net expenses	2,926,791

NET INVESTMENT INCOME (LOSS)	6,113,163

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($12,384 of realized gain (loss) from affiliates)	(779,002)
Futures	(32,112,095)
Foreign currency transactions	177,380

Net realized gain (loss)	(32,713,717)

Change in unrealized appreciation (depreciation) on:
Securities	(47,044,147)
Futures	1,413,581
Foreign currency translations	(3,780,571)

Net change in unrealized appreciation (depreciation)	(49,411,137)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(82,124,854)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(76,011,691)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,113,163		$1,402,439
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolio	(32,713,717)		3,220,673
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(49,411,137)		20,488,759

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(76,011,691)		25,111,871

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(160,427)		(1,946,507)
Class IB	(1,215,340)		(233,342)
Class K†	(6,565,893)		—

	(7,941,660)		(2,179,849)

Distributions from net realized capital gains
Class IA	(2,800,292)		(989,893)
Class IB	(541,327)		(100,774)

	(3,341,619)		(1,090,667)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,283,279)		(3,270,516)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 10,628,157 and 16,687,533 shares, respectively ]	136,652,965		195,431,650
Capital shares issued in reinvestment of dividends and distributions [ 263,680 and 244,529 shares, respectively ]	2,960,719		2,936,400
Capital shares repurchased [ (30,390,253) and (2,020,477) shares, respectively ]	(344,324,182	)(z)	(25,359,971)

Total Class IA transactions	(204,710,498)		173,008,079

Class IB
Capital shares sold [ 4,762,081 and 3,522,340 shares, respectively ]	56,863,957		41,381,809
Capital shares issued in reinvestment of dividends and distributions [ 167,701 and 27,694 shares, respectively ]	1,756,667		334,116
Capital shares repurchased [ (335,571) and (105,656) shares, respectively ]	(4,179,354)		(1,267,639)

Total Class IB transactions	54,441,270		40,448,286

Class K†
Capital shares sold [ 37,616,443 and 0 shares, respectively ]	421,896,048	(z)	—
Capital shares issued in reinvestment of dividends [ 646,872 and 0 shares, respectively ]	6,565,893		—
Capital shares repurchased [ (103,693) and 0 shares, respectively ]	(1,114,386)		—

Total Class K transactions	427,347,555		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	277,078,327		213,456,365

TOTAL INCREASE (DECREASE) IN NET ASSETS	189,783,357		235,297,720
NET ASSETS:
Beginning of year	291,891,815		56,594,095

End of year (a)	$481,675,172		$291,891,815

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,089,633)		$(452,317)

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the AXA Tactical Manager International Portfolio exchanged approximately 30,275,736 Class IA shares for approximately 30,275,736 Class K shares. This exchange amounted to approximately $342,821,726.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010		May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$12.71	$12.29		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.39 (e)	0.08	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(2.40)	0.51		2.41

Total from investment operations	(2.01)	0.59		2.43

Less distributions:
Dividends from net investment income	(0.19)	(0.10)		(0.07)
Distributions from net realized gains	(0.09)	(0.07)		(0.07)

Total dividends and distributions	(0.28)	(0.17)		(0.14)

Net asset value, end of period	$10.42	$12.71		$12.29

Total return (b)	(15.83)%	4.93%		24.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$110	$247,999		$56,503
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.70%	0.69%		0.70%
Before waivers and reimbursements (a)	0.70%	0.76%		2.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	3.04%	0.66%		0.23%
Before waivers and reimbursements (a)	3.03%	0.60%		(1.08)%
Portfolio turnover rate	2%	3%		24%

	Year Ended December 31,
Class IB	2011	2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.72	$12.29		$11.98

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.30	(e)	(0.18	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(2.20)	0.27		0.62

Total from investment operations	(2.05)	0.57		0.44

Less distributions:
Dividends from net investment income	(0.16)	(0.07)		(0.06)
Distributions from net realized gains	(0.09)	(0.07)		(0.07)

Total dividends and distributions	(0.25)	(0.14)		(0.13)

Net asset value, end of period	$10.42	$12.72		$12.29

Total return (b)	(16.11)%	4.75%		3.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$83,866	$43,893		$91
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.95%	0.94%		0.94	%(c)
Before waivers and reimbursements (a)	0.95%	1.01	%(c)	2.25	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.29%	2.54%		(8.26)%
Before waivers and reimbursements (a)	1.28%	2.50%		(9.62)%
Portfolio turnover rate	2%	3%		24%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$11.23

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.60)

Total from investment operations	(0.63)

Less distributions:
Dividends from net investment income	(0.18)

Net asset value, end of period	$10.42

Total return (b)	(5.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$397,699
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.70%
Before waivers and reimbursements (a)	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.82)%
Before waivers and reimbursements (a)	(0.83)%
Portfolio turnover rate	2%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM INTERNATIONAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.*
Portfolio – Class IA Shares	(17.09)%	(5.33)%
Portfolio – Class K Shares**	(17.09)	(5.33)
MSCI EAFE Index	(12.14)	(0.05)

*   Date of inception 8/28/09.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (17.09)% for the year ended

December 31, 2011. The Portfolio’s benchmark, the MSCI EAFE Index, returned (12.14)% over the same period.

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International (MSCI) EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

Portfolio Highlights

2011 was a challenging year for money managers as the equity markets whipsawed back and forth, previously reliable sectors faltered, and the broad U.S. equity market ended about where it began. This also was a difficult year for both the U.S. and global economies, due in large part to a political divide in the U.S. over budget deficits and government spending, and ongoing policy debates over European debt. The attendant flight-to-quality led to a substantial rally in U.S. bonds, which ended the year at or near historically low yield levels.

Stock market volatility remained at historically high levels in the fourth quarter, with the CBOE Market Volatility Index (VIX) approaching levels seen during the May 2010 correction. During this period, the S&P 500 Index continued to experience wild swings in value.

After six months of volatility, the year ended on a subdued note, recovering from third quarter losses but without much in the way of gains for the year. Evidence of stronger U.S. growth helped to lift the S&P 500 Index off its 2011 low reached in early October, but the index ended the year with a meager return.

Large caps significantly beat small caps. The Russell 2000® Index finished the year with a negative return as investors migrated toward the stability of large caps and their dividends. Developed-world stocks, as measured by the MSCI EAFE Index, also fell, driven largely by the continuing debt dilemma in Europe but also by losses in the tsunami-battered Japanese economy and stock market.

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	11.6%
Industrials	6.8
Consumer Staples	6.3
Materials	5.5
Consumer Discretionary	5.4
Health Care	5.4
Energy	4.9
Telecommunication Services	3.3
Information Technology	2.6
Utilities	2.4
Cash and Other	45.8

100.0%

ATM INTERNATIONAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$785.90	$2.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.01	3.23
Class K†
Actual	1,000.00	933.04	2.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.05	3.19

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.63% and 0.63%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.6%)
AGL Energy Ltd.	59,156	$867,033
Alumina Ltd.	313,072	357,034
Amcor Ltd.	150,648	1,110,937
AMP Ltd.	343,402	1,429,512
Asciano Ltd.	116,515	536,272
ASX Ltd.	21,113	660,356
Australia & New Zealand Banking Group Ltd.	322,455	6,770,937
Bendigo and Adelaide Bank Ltd.	47,997	394,203
BGP Holdings plc*(b)†	810,676	—
BHP Billiton Ltd.	394,511	13,888,671
Boral Ltd.	85,509	314,851
Brambles Ltd.	181,661	1,330,348
Caltex Australia Ltd.	17,718	213,296
Campbell Brothers Ltd.	8,280	414,886
CFS Retail Property Trust (REIT)	234,093	403,440
Coca-Cola Amatil Ltd.	73,022	859,646
Cochlear Ltd.	7,440	471,797
Commonwealth Bank of Australia	191,914	9,661,376
Computershare Ltd.	53,122	435,209
Crown Ltd.	57,156	472,935
CSL Ltd.	64,756	2,119,438
Dexus Property Group (REIT)	582,506	494,503
Echo Entertainment Group Ltd.*	88,373	324,493
Fairfax Media Ltd.	284,831	209,754
Fortescue Metals Group Ltd.	158,337	691,514
Goodman Group (REIT)	833,873	486,145
GPT Group (REIT)	213,619	670,763
Harvey Norman Holdings Ltd.	74,819	140,423
Iluka Resources Ltd.	50,701	803,783
Incitec Pivot Ltd.	195,947	623,289
Insurance Australia Group Ltd.	265,478	809,162
Leighton Holdings Ltd.	18,704	364,244
Lend Lease Group	64,291	470,819
Lynas Corp., Ltd.*	200,082	213,853
Macquarie Group Ltd.	42,541	1,035,125
Metcash Ltd.	95,072	392,848
Mirvac Group (REIT)	407,502	491,816
National Australia Bank Ltd.	269,987	6,450,693
Newcrest Mining Ltd.	94,709	2,867,304
OneSteel Ltd.	174,818	125,163
Orica Ltd.	46,066	1,142,099
Origin Energy Ltd.	133,076	1,815,709
OZ Minerals Ltd.	42,255	432,616
Qantas Airways Ltd.*	128,632	192,085
QBE Insurance Group Ltd.	134,480	1,781,222
QR National Ltd.	204,302	714,643
Ramsay Health Care Ltd.	15,171	299,166
Rio Tinto Ltd.	54,059	3,334,080
Santos Ltd.	115,644	1,447,756
Sonic Healthcare Ltd.	45,763	527,976
SP AusNet	156,333	150,304
Stockland Corp., Ltd. (REIT)	288,051	939,833
Suncorp Group Ltd.	156,060	1,337,600
Sydney Airport	45,363	123,417

TABCORP Holdings Ltd.	88,884	$248,186
Tatts Group Ltd.	169,576	423,199
Telstra Corp., Ltd.	530,553	1,807,023
Toll Holdings Ltd.	82,507	356,118
Transurban Group	159,542	917,069
Wesfarmers Ltd.	124,340	3,751,661
Westfield Group (REIT)	268,189	2,142,312
Westfield Retail Trust (REIT)	356,984	909,157
Westpac Banking Corp.	371,177	7,592,796
Woodside Petroleum Ltd.	77,300	2,420,892
Woolworths Ltd.	150,155	3,854,821
WorleyParsons Ltd.	23,483	616,553

		99,656,164

Austria (0.1%)
Erste Group Bank AG	22,930	403,953
Immofinanz AG*	114,398	345,040
OMV AG	20,216	614,311
Raiffeisen Bank International AG	5,361	139,491
Telekom Austria AG	40,213	481,986
Verbund AG	8,787	236,150
Vienna Insurance Group AG	4,122	163,485
Voestalpine AG	13,458	378,362

		2,762,778

Belgium (0.5%)
Ageas	269,173	418,053
Anheuser-Busch InBev N.V.	98,510	6,031,225
Belgacom S.A.	18,700	586,668
Colruyt S.A.	9,078	343,664
Delhaize Group S.A.	12,300	690,976
Groupe Bruxelles Lambert S.A.	10,337	689,135
KBC Groep N.V.	20,333	256,081
Mobistar S.A.	3,430	179,746
NV Bekaert S.A.	4,654	149,291
Solvay S.A.	7,096	584,653
UCB S.A.	12,393	521,449
Umicore S.A.	14,049	579,490

		11,030,431

Bermuda (0.1%)
Seadrill Ltd.	40,400	1,350,979

China (0.0%)
Foxconn International Holdings Ltd.*	274,551	177,105
Yangzijiang Shipbuilding Holdings Ltd.	234,799	164,733

		341,838

Denmark (0.6%)
A. P. Moller-Maersk A/S, Class A	65	405,620
A. P. Moller-Maersk A/S, Class B	162	1,069,601
Carlsberg A/S, Class B	13,026	918,554
Coloplast A/S, Class B	2,887	415,208
Danske Bank A/S*	74,812	950,244
DSV A/S	24,777	444,349
Novo Nordisk A/S, Class B	52,043	5,980,600
Novozymes A/S, Class B	28,616	883,398

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

TDC A/S	44,296	$355,244
Tryg A/S	3,592	199,510
Vestas Wind Systems A/S*	25,175	271,769
William Demant Holding A/S*	3,008	250,139

		12,144,236

Finland (0.5%)
Elisa Oyj	16,645	347,485
Fortum Oyj	54,802	1,169,594
Kesko Oyj, Class B	8,840	297,013
Kone Oyj, Class B	19,800	1,027,608
Metso Oyj	15,439	572,482
Neste Oil Oyj	13,613	137,513
Nokia Oyj	456,667	2,229,408
Nokian Renkaat Oyj	13,560	436,645
Orion Oyj, Class B	11,081	215,841
Pohjola Bank plc, Class A	17,386	168,989
Sampo Oyj, Class A	51,583	1,279,814
Sanoma Oyj	9,955	114,219
Stora Enso Oyj, Class R	69,492	416,242
UPM-Kymmene Oyj	63,251	696,651
Wartsila Oyj	20,174	582,780

		9,692,284

France (4.7%)
Accor S.A.	17,780	450,685
Aeroports de Paris S.A.	4,094	280,829
Air Liquide S.A.	34,852	4,311,797
Alcatel-Lucent S.A.*	280,874	438,770
Alstom S.A.	24,955	756,742
Arkema S.A.	6,653	471,002
Atos S.A.	5,794	254,287
AXA S.A.‡	215,903	2,806,899
BNP Paribas S.A.	118,494	4,654,502
Bouygues S.A.	22,944	722,931
Bureau Veritas S.A.	7,072	515,310
Cap Gemini S.A.	17,834	557,307
Carrefour S.A.	71,887	1,638,895
Casino Guichard Perrachon S.A.	7,136	601,064
Christian Dior S.A.	6,975	827,000
Cie de Saint-Gobain S.A.	49,324	1,893,742
Cie Generale de Geophysique-Veritas*	18,717	439,190
Cie Generale des Etablissements Michelin, Class B	21,751	1,285,807
Cie Generale d’Optique Essilor International S.A.	24,508	1,730,298
CNP Assurances S.A.	16,334	202,482
Credit Agricole S.A.	118,519	668,794
Danone S.A.	71,582	4,499,768
Dassault Systemes S.A.	7,201	577,181
Edenred	18,775	462,177
EDF S.A.	28,803	700,832
Eiffage S.A.	4,411	106,786
Eurazeo S.A.	3,543	126,079
Eutelsat Communications S.A.	13,001	507,320
Fonciere des Regions (REIT)	3,512	225,452
France Telecom S.A.	229,981	3,612,018
GDF Suez S.A.	153,340	4,191,481
Gecina S.A. (REIT)	2,782	234,039
Groupe Eurotunnel S.A. (Registered)	64,318	437,861

ICADE (REIT)	3,029	$238,314
Iliad S.A.	2,480	306,049
Imerys S.A.	4,664	214,835
J.C. Decaux S.A.*	8,043	185,240
Klepierre S.A. (REIT)	12,970	369,973
Lafarge S.A.	24,628	865,719
Lagardere S.C.A.	13,908	367,209
Legrand S.A.	27,450	882,850
L’Oreal S.A.	29,753	3,107,581
LVMH Moet Hennessy Louis Vuitton S.A.	31,255	4,425,425
Natixis S.A.	111,364	280,194
Neopost S.A.	3,839	258,667
Pernod-Ricard S.A.	24,296	2,253,356
Peugeot S.A.	18,335	287,371
PPR S.A.	9,537	1,365,782
Publicis Groupe S.A.	17,644	811,697
Renault S.A.	24,137	837,214
Safran S.A.	21,416	643,188
Sanofi S.A.	140,578	10,325,269
Schneider Electric S.A.	60,011	3,159,585
SCOR SE	22,316	521,618
Societe BIC S.A.	3,585	317,832
Societe Generale S.A.	80,913	1,801,736
Societe Television Francaise 1 S.A.	12,214	119,224
Sodexo S.A.	12,059	865,740
Suez Environnement Co. S.A.	32,937	379,438
Technip S.A.	12,290	1,155,118
Thales S.A.	12,544	396,136
Total S.A.	261,406	13,363,826
Unibail-Rodamco S.A. (REIT)	11,244	2,021,349
Vallourec S.A.	13,815	896,864
Veolia Environnement S.A.	43,409	475,806
Vinci S.A.	55,045	2,405,130
Vivendi S.A.	153,081	3,352,276
Wendel S.A.	3,924	261,550

		100,708,488

Germany (4.2%)
Adidas AG	25,596	1,664,994
Allianz SE (Registered)	56,167	5,372,824
Axel Springer AG	4,908	210,924
BASF SE	113,458	7,913,370
Bayer AG (Registered)	102,231	6,536,236
Bayerische Motoren Werke (BMW) AG	40,538	2,715,656
Bayerische Motoren Werke (BMW) AG (Preference)	6,478	306,441
Beiersdorf AG	12,389	702,630
Brenntag AG	3,977	370,343
Celesio AG	9,487	150,289
Commerzbank AG*	441,580	744,684
Continental AG*	9,716	604,791
Daimler AG (Registered)	110,975	4,871,909
Deutsche Bank AG (Registered)	114,057	4,345,144
Deutsche Boerse AG*	23,983	1,257,430
Deutsche Lufthansa AG (Registered)	27,051	321,574
Deutsche Post AG (Registered)	106,010	1,629,977
Deutsche Telekom AG (Registered)	348,149	3,994,497

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

E.ON AG	222,146	$4,792,833
Fraport AG	4,886	240,301
Fresenius Medical Care AG & Co. KGaA	25,464	1,730,231
Fresenius SE & Co. KGaA	14,095	1,303,971
GEA Group AG	22,189	627,491
Hannover Rueckversicherung AG (Registered)	8,085	401,033
HeidelbergCement AG	17,697	751,033
Henkel AG & Co. KGaA	16,596	803,328
Henkel AG & Co. KGaA (Preference)	22,470	1,296,757
Hochtief AG	5,292	306,124
Infineon Technologies AG	136,655	1,028,651
K+S AG (Registered)	21,018	949,913
Kabel Deutschland Holding AG*	11,095	563,116
Lanxess AG	10,033	519,408
Linde AG	20,870	3,104,914
MAN SE	7,794	693,003
Merck KGaA	7,822	779,823
Metro AG	15,769	575,535
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	21,997	2,698,350
Porsche Automobil Holding SE (Preference)	18,637	997,401
ProSiebenSat.1 Media AG (Preference)	8,775	160,305
RWE AG	53,370	1,875,362
RWE AG (Preference)	4,399	144,812
Salzgitter AG	4,684	234,185
SAP AG	112,972	5,972,842
Siemens AG (Registered)	101,441	9,707,584
Suedzucker AG	7,570	241,508
ThyssenKrupp AG	47,458	1,088,714
United Internet AG (Registered)	13,184	235,475
Volkswagen AG	3,650	489,644
Volkswagen AG (Preference)	18,001	2,696,720
Wacker Chemie AG	1,867	150,177

		90,874,257

Greece (0.0%)
Coca Cola Hellenic Bottling Co. S.A.*	23,888	409,651
Hellenic Telecommunications Organization S.A.	33,607	125,268
National Bank of Greece S.A.*	120,664	252,995
OPAP S.A.	28,918	255,627

		1,043,541

Hong Kong (1.5%)
AIA Group Ltd.	1,036,800	3,237,247
ASM Pacific Technology Ltd.	23,177	260,072
Bank of East Asia Ltd.	185,121	700,765
BOC Hong Kong Holdings Ltd.	449,923	1,065,921
Cathay Pacific Airways Ltd.	140,368	240,736
Cheung Kong Holdings Ltd.	172,508	2,052,345
Cheung Kong Infrastructure Holdings Ltd.	55,113	322,875
CLP Holdings Ltd.	236,628	2,012,371
First Pacific Co., Ltd.	261,200	271,740
Galaxy Entertainment Group Ltd.*	143,200	262,556

Hang Lung Group Ltd.	105,000	$575,252
Hang Lung Properties Ltd.	304,111	865,353
Hang Seng Bank Ltd.	96,332	1,142,970
Henderson Land Development Co., Ltd.	120,496	598,865
Hong Kong & China Gas Co., Ltd.	586,572	1,359,449
Hong Kong Exchanges and Clearing Ltd.	126,422	2,020,057
Hopewell Holdings Ltd.	64,362	164,580
Hutchison Whampoa Ltd.	264,533	2,215,625
Hysan Development Co., Ltd.	77,907	255,791
Kerry Properties Ltd.	89,824	297,231
Li & Fung Ltd.	696,650	1,289,860
Lifestyle International Holdings Ltd.	64,750	142,729
Link REIT (REIT)	270,119	994,696
MTR Corp.	187,516	607,219
New World Development Co., Ltd.	436,529	351,849
Noble Group Ltd.	459,130	399,998
NWS Holdings Ltd.	168,371	248,006
Orient Overseas International Ltd.	25,205	147,175
PCCW Ltd.	492,065	169,162
Power Assets Holdings Ltd.	168,165	1,243,927
Shangri-La Asia Ltd.	186,635	322,008
Sino Land Co., Ltd.	353,907	503,980
SJM Holdings Ltd.	193,900	316,567
Sun Hung Kai Properties Ltd.	174,108	2,182,347
Swire Pacific Ltd., Class A	91,812	1,108,255
Wharf Holdings Ltd.	188,734	852,955
Wheelock & Co., Ltd.	120,774	299,190
Wing Hang Bank Ltd.	23,851	195,467
Yue Yuen Industrial Holdings Ltd.	87,337	276,070

		31,573,261

Ireland (0.4%)
CRH plc	58,669	1,166,321
CRH plc (London Stock Exchange)	30,276	601,838
Elan Corp. plc*	61,427	852,260
Experian plc	125,718	1,709,327
Irish Bank Resolution Corp., Ltd.(b)*†	52,563	—
James Hardie Industries SE (CDI)	54,749	381,901
Kerry Group plc (Euro Comp Exchange), Class A	6,912	253,615
Kerry Group plc, Class A	10,400	380,722
Ryanair Holdings plc (ADR)*	5,987	166,798
Shire plc	69,636	2,425,686
WPP plc	153,865	1,614,123

		9,552,591

Israel (0.3%)
Bank Hapoalim B.M.	126,725	414,897
Bank Leumi Le-Israel B.M.	141,207	406,114
Bezeq Israeli Telecommunication Corp., Ltd.	208,069	382,527

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Cellcom Israel Ltd.	6,359	$106,724
Delek Group Ltd.	474	89,687
Elbit Systems Ltd.	2,981	122,899
Israel Chemicals Ltd.	54,007	562,905
Israel Corp., Ltd.	273	171,405
Israel Discount Bank Ltd., Class A*	85,944	115,567
Mizrahi Tefahot Bank Ltd.	15,392	122,348
NICE Systems Ltd.*	7,113	242,988
Partner Communications Co., Ltd.	9,917	87,967
Teva Pharmaceutical Industries Ltd.	115,358	4,697,841

		7,523,869

Italy (1.2%)
A2A S.p.A.	142,290	133,791
Assicurazioni Generali S.p.A.	144,338	2,172,594
Atlantia S.p.A.	38,953	623,632
Autogrill S.p.A.	14,283	139,383
Banca Carige S.p.A.	82,088	157,239
Banca Monte dei Paschi di Siena S.p.A.	572,219	186,556
Banco Popolare S.c.a.r.l.	208,767	270,197
Enel Green Power S.p.A.	207,776	434,027
Enel S.p.A.	807,685	3,286,569
ENI S.p.A.	294,772	6,107,953
Exor S.p.A.	8,215	165,332
Fiat Industrial S.p.A.*	93,718	803,576
Fiat S.p.A.	93,732	430,660
Finmeccanica S.p.A.	49,301	182,363
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	126,795	158,115
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	1,226,047	2,053,334
Luxottica Group S.p.A.	15,548	436,669
Mediaset S.p.A.	88,528	244,966
Mediobanca S.p.A.	62,247	358,184
Pirelli & C. S.p.A.	27,469	231,264
Prysmian S.p.A.	25,424	315,723
Saipem S.p.A.	32,252	1,371,230
Snam Rete Gas S.p.A.	194,348	856,728
Telecom Italia S.p.A.	1,143,152	1,229,485
Telecom Italia S.p.A. (RNC)	770,923	690,455
Terna Rete Elettrica Nazionale S.p.A.	146,694	494,392
UniCredit S.p.A.	167,085	1,388,324
Unione di Banche Italiane S.c.p.A.	104,404	427,805

		25,350,546

Japan (11.7%)
ABC-Mart, Inc.	2,760	104,957
Advantest Corp.	19,602	186,674
Aeon Co., Ltd.	72,948	1,001,767
Aeon Credit Service Co., Ltd.	8,362	132,106
Aeon Mall Co., Ltd.	10,138	215,220
Air Water, Inc.	17,000	216,448
Aisin Seiki Co., Ltd.	24,562	700,130
Ajinomoto Co., Inc.	84,832	1,018,381
Alfresa Holdings Corp.	4,434	186,934
All Nippon Airways Co., Ltd.	101,698	284,073

Amada Co., Ltd.	45,852	$290,708
Aozora Bank Ltd.	78,082	215,063
Asahi Breweries Ltd.	46,813	1,027,855
Asahi Glass Co., Ltd.	124,248	1,042,799
Asahi Kasei Corp.	159,922	964,061
Asics Corp.	19,605	221,088
Astellas Pharma, Inc.	54,970	2,235,366
Bank of Kyoto Ltd.	42,918	369,685
Bank of Yokohama Ltd.	146,300	691,870
Benesse Holdings, Inc.	8,526	412,620
Bridgestone Corp.	79,336	1,798,640
Brother Industries Ltd.	30,785	377,963
Canon, Inc.	139,270	6,170,075
Casio Computer Co., Ltd.	32,973	200,057
Central Japan Railway Co.	183	1,545,407
Chiba Bank Ltd.	90,328	582,080
Chiyoda Corp.	17,000	172,938
Chubu Electric Power Co., Inc.	83,346	1,556,037
Chugai Pharmaceutical Co., Ltd.	26,553	437,778
Chugoku Bank Ltd.	22,489	313,508
Chugoku Electric Power Co., Inc.	37,938	664,913
Citizen Holdings Co., Ltd.	36,811	213,778
Coca-Cola West Co., Ltd.	6,589	114,282
Cosmo Oil Co., Ltd.	66,778	186,531
Credit Saison Co., Ltd.	18,284	366,535
Dai Nippon Printing Co., Ltd.	68,838	661,818
Daicel Chemical Industries Ltd.	34,045	207,446
Daido Steel Co., Ltd.	33,481	210,099
Daihatsu Motor Co., Ltd.	24,800	442,708
Dai-ichi Life Insurance Co., Ltd.	1,096	1,077,916
Daiichi Sankyo Co., Ltd.	82,113	1,627,965
Daikin Industries Ltd.	28,277	774,430
Dainippon Sumitomo Pharma Co., Ltd.	17,708	201,766
Daito Trust Construction Co., Ltd.	9,262	794,195
Daiwa House Industry Co., Ltd.	59,342	707,756
Daiwa Securities Group, Inc.	200,824	626,189
DeNA Co., Ltd.	11,561	346,815
Denki Kagaku Kogyo KK	54,282	200,992
Denso Corp.	59,988	1,656,938
Dentsu, Inc.	23,122	705,646
East Japan Railway Co.	41,832	2,663,074
Eisai Co., Ltd.	31,046	1,284,676
Electric Power Development Co., Ltd.	14,597	388,204
Elpida Memory, Inc.*	31,661	147,260
FamilyMart Co., Ltd.	7,796	315,000
FANUC Corp.	23,656	3,620,471
Fast Retailing Co., Ltd.	6,484	1,179,369
Fuji Electric Holdings Co., Ltd.	79,712	218,517
Fuji Heavy Industries Ltd.	76,520	462,281
Fujifilm Holdings Corp.	56,832	1,346,040
Fujitsu Ltd.	227,258	1,181,021
Fukuoka Financial Group, Inc.	90,017	377,751
Furukawa Electric Co., Ltd.	83,712	192,504
Gree, Inc.	10,609	365,533
GS Yuasa Corp.	41,037	220,726
Gunma Bank Ltd.	48,726	267,781
Hachijuni Bank Ltd.	52,684	300,484

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hakuhodo DY Holdings, Inc.	2,504	$143,792
Hamamatsu Photonics KK	8,300	290,398
Hino Motors Ltd.	27,170	164,849
Hirose Electric Co., Ltd.	4,234	371,307
Hiroshima Bank Ltd.	62,720	291,721
Hisamitsu Pharmaceutical Co., Inc.	7,133	302,112
Hitachi Chemical Co., Ltd.	13,812	243,330
Hitachi Construction Machinery Co., Ltd.	12,887	216,988
Hitachi High-Technologies Corp.	7,982	173,184
Hitachi Ltd.	560,589	2,942,419
Hitachi Metals Ltd.	22,614	245,913
Hokkaido Electric Power Co., Inc.	22,232	316,568
Hokuhoku Financial Group, Inc.	170,048	331,391
Hokuriku Electric Power Co.	20,662	385,752
Honda Motor Co., Ltd.	201,696	6,152,815
Hoya Corp.	54,398	1,171,780
Ibiden Co., Ltd.	16,066	317,688
Idemitsu Kosan Co., Ltd.	2,610	269,240
IHI Corp.	154,166	374,549
INPEX Corp.	269	1,695,011
Isetan Mitsukoshi Holdings Ltd.	48,132	504,645
Isuzu Motors Ltd.	153,862	711,639
ITOCHU Corp.	183,968	1,869,079
ITOCHU Techno-Solutions Corp.	2,975	133,541
Iyo Bank Ltd.	31,422	310,260
J. Front Retailing Co., Ltd.	64,332	310,920
Japan Petroleum Exploration Co.	3,590	140,391
Japan Prime Realty Investment Corp. (REIT)	79	186,082
Japan Real Estate Investment Corp. (REIT)	61	475,510
Japan Retail Fund Investment Corp. (REIT)	231	342,133
Japan Steel Works Ltd.	34,978	243,124
Japan Tobacco, Inc.	554	2,605,535
JFE Holdings, Inc.	58,224	1,054,492
JGC Corp.	26,674	640,426
Joyo Bank Ltd.	76,520	338,012
JS Group Corp.	32,077	614,702
JSR Corp.	21,182	390,781
JTEKT Corp.	27,818	273,590
Jupiter Telecommunications Co., Ltd.	217	219,904
JX Holdings, Inc.	278,071	1,679,914
Kajima Corp.	114,261	350,339
Kamigumi Co., Ltd.	28,296	244,102
Kaneka Corp.	37,356	198,986
Kansai Electric Power Co., Inc.	92,877	1,425,071
Kansai Paint Co., Ltd.	26,548	236,956
Kao Corp.	65,633	1,793,247
Kawasaki Heavy Industries Ltd.	170,160	424,460
Kawasaki Kisen Kaisha Ltd.	83,838	151,403
KDDI Corp.	358	2,302,326
Keikyu Corp.	60,534	543,445
Keio Corp.	70,653	498,435

Keisei Electric Railway Co., Ltd.	30,784	$226,371
Keyence Corp.	5,221	1,258,955
Kikkoman Corp.	20,883	239,841
Kinden Corp.	14,304	120,795
Kintetsu Corp.	194,020	758,737
Kirin Holdings Co., Ltd.	101,609	1,235,625
Kobe Steel Ltd.	289,905	448,210
Koito Manufacturing Co., Ltd.	11,000	154,346
Komatsu Ltd.	116,728	2,728,254
Konami Corp.	10,612	317,795
Konica Minolta Holdings, Inc.	56,564	421,823
Kubota Corp.	140,492	1,177,307
Kuraray Co., Ltd.	41,408	589,084
Kurita Water Industries Ltd.	13,986	363,414
Kyocera Corp.	19,196	1,543,760
Kyowa Hakko Kirin Co., Ltd.	30,733	376,127
Kyushu Electric Power Co., Inc.	48,512	694,559
Lawson, Inc.	7,420	463,208
Mabuchi Motor Co., Ltd.	2,711	112,885
Makita Corp.	13,354	432,179
Marubeni Corp.	199,598	1,216,207
Marui Group Co., Ltd.	25,614	199,667
Maruichi Steel Tube Ltd.	5,138	114,615
Mazda Motor Corp.*	177,621	313,842
McDonald’s Holdings Co. Japan Ltd.	7,560	204,003
Medipal Holdings Corp.	19,178	200,326
MEIJI Holdings Co., Ltd.	8,082	335,481
Miraca Holdings, Inc.	6,500	258,835
Mitsubishi Chemical Holdings Corp.	166,141	915,211
Mitsubishi Corp.	172,816	3,491,346
Mitsubishi Electric Corp.	238,413	2,285,940
Mitsubishi Estate Co., Ltd.	153,448	2,292,649
Mitsubishi Gas Chemical Co., Inc.	50,717	281,358
Mitsubishi Heavy Industries Ltd.	380,744	1,622,503
Mitsubishi Logistics Corp.	13,990	155,404
Mitsubishi Materials Corp.	148,181	402,362
Mitsubishi Motors Corp.*	483,782	571,965
Mitsubishi Tanabe Pharma Corp.	29,410	465,394
Mitsubishi UFJ Financial Group, Inc.	1,566,614	6,655,616
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,790	308,685
Mitsui & Co., Ltd.	214,446	3,334,960
Mitsui Chemicals, Inc.	97,712	298,328
Mitsui Fudosan Co., Ltd.	102,573	1,495,218
Mitsui O.S.K. Lines Ltd.	138,425	535,932
Mizuho Financial Group, Inc.	2,805,229	3,790,357
MS&AD Insurance Group Holdings, Inc.	69,304	1,283,974
Murata Manufacturing Co., Ltd.	25,029	1,286,082
Nabtesco Corp.	11,200	204,152
Namco Bandai Holdings, Inc.	22,781	324,386
NEC Corp.*	314,258	636,927
NGK Insulators Ltd.	29,733	353,072
NGK Spark Plug Co., Ltd.	21,539	267,244
NHK Spring Co., Ltd.	17,925	158,826
Nidec Corp.	13,354	1,160,689

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Nikon Corp.	41,141	$916,145
Nintendo Co., Ltd.	12,261	1,688,536
Nippon Building Fund, Inc. (REIT)	68	556,580
Nippon Electric Glass Co., Ltd.	47,978	474,980
Nippon Express Co., Ltd.	100,573	391,996
Nippon Meat Packers, Inc.	19,925	247,477
Nippon Paper Group, Inc.	12,293	268,315
Nippon Sheet Glass Co., Ltd.	103,586	193,795
Nippon Steel Corp.	632,433	1,577,590
Nippon Telegraph & Telephone Corp.	59,069	3,019,833
Nippon Yusen KK	184,558	472,365
Nishi-Nippon City Bank Ltd.	83,520	239,807
Nissan Motor Co., Ltd.	305,952	2,750,666
Nisshin Seifun Group, Inc.	21,862	265,003
Nisshin Steel Co., Ltd.	76,328	117,016
Nissin Foods Holdings Co., Ltd.	7,694	301,382
Nitori Holdings Co., Ltd.	4,425	415,077
Nitto Denko Corp.	19,889	711,632
NKSJ Holdings, Inc.	45,378	890,227
NOK Corp.	15,036	258,447
Nomura Holdings, Inc.	445,292	1,347,967
Nomura Real Estate Holdings, Inc.	12,825	190,950
Nomura Real Estate Office Fund, Inc. (REIT)	35	179,843
Nomura Research Institute Ltd.	13,412	303,194
NSK Ltd.	53,549	347,856
NTN Corp.	55,340	222,884
NTT Data Corp.	151	482,211
NTT DoCoMo, Inc.	1,873	3,443,283
NTT Urban Development Corp.	128	87,307
Obayashi Corp.	87,334	388,050
Odakyu Electric Railway Co., Ltd.	76,897	743,294
OJI Paper Co., Ltd.	104,388	535,706
Olympus Corp.	26,348	346,423
Omron Corp.	24,356	489,525
Ono Pharmaceutical Co., Ltd.	10,125	568,273
Oracle Corp. Japan	4,660	154,203
Oriental Land Co., Ltd.	6,114	645,795
ORIX Corp.	12,739	1,052,618
Osaka Gas Co., Ltd.	229,132	904,978
Otsuka Corp.	2,061	141,916
Otsuka Holdings Co., Ltd.	31,094	874,203
Panasonic Corp.	272,214	2,312,953
Rakuten, Inc.	875	941,276
Resona Holdings, Inc.	229,667	1,011,525
Ricoh Co., Ltd.	81,420	709,794
Rinnai Corp.	3,716	266,015
Rohm Co., Ltd.	11,674	544,493
Sankyo Co., Ltd.	6,902	349,270
Sanrio Co., Ltd.	5,500	282,610
Santen Pharmaceutical Co., Ltd.	8,669	357,032
SBI Holdings, Inc.	2,601	190,589
Secom Co., Ltd.	25,473	1,174,862
Sega Sammy Holdings, Inc.	25,225	545,007
Seiko Epson Corp.	17,978	238,944
Sekisui Chemical Co., Ltd.	49,786	410,733
Sekisui House Ltd.	71,030	630,291

Seven & I Holdings Co., Ltd.	92,288	$2,571,882
Seven Bank Ltd.	59,586	116,896
Sharp Corp.	122,062	1,067,269
Shikoku Electric Power Co., Inc.	22,157	635,031
Shimadzu Corp.	26,860	227,527
Shimamura Co., Ltd.	3,054	312,264
Shimano, Inc.	9,764	474,436
Shimizu Corp.	68,090	285,736
Shin-Etsu Chemical Co., Ltd.	50,636	2,493,315
Shinsei Bank Ltd.	156,420	162,578
Shionogi & Co., Ltd.	36,593	470,189
Shiseido Co., Ltd.	43,378	797,452
Shizuoka Bank Ltd.	70,276	740,468
Showa Denko KK	174,618	353,909
Showa Shell Sekiyu KK	21,325	143,792
SMC Corp.	6,652	1,073,377
Softbank Corp.	108,728	3,202,369
Sojitz Corp.	173,058	267,558
Sony Corp.	124,536	2,236,050
Sony Financial Holdings, Inc.	23,381	344,473
Square Enix Holdings Co., Ltd.	9,176	180,134
Stanley Electric Co., Ltd.	19,416	285,299
Sumco Corp.*	15,848	117,156
Sumitomo Chemical Co., Ltd.	188,842	689,419
Sumitomo Corp.	137,272	1,858,353
Sumitomo Electric Industries Ltd.	95,340	1,038,001
Sumitomo Heavy Industries Ltd.	73,216	427,101
Sumitomo Metal Industries Ltd.	412,280	749,892
Sumitomo Metal Mining Co., Ltd.	64,216	825,122
Sumitomo Mitsui Financial Group, Inc.	165,212	4,601,982
Sumitomo Mitsui Trust Holdings, Inc.	382,801	1,123,984
Sumitomo Realty & Development Co., Ltd.	45,474	796,401
Sumitomo Rubber Industries Ltd.	19,464	233,659
Suruga Bank Ltd.	20,110	180,015
Suzuken Co., Ltd.	7,994	221,634
Suzuki Motor Corp.	41,464	857,616
Sysmex Corp.	8,400	273,707
T&D Holdings, Inc.	70,196	653,898
Taisei Corp.	137,613	348,636
Taisho Pharmaceutical Holdings Co., Ltd.*	4,767	367,883
Taiyo Nippon Sanso Corp.	29,608	206,567
Takashimaya Co., Ltd.	30,045	217,423
Takeda Pharmaceutical Co., Ltd.	96,877	4,254,180
TDK Corp.	15,229	674,690
Teijin Ltd.	122,750	377,962
Terumo Corp.	21,450	1,010,215
THK Co., Ltd.	14,092	277,739
Tobu Railway Co., Ltd.	125,009	638,282
Toho Co., Ltd.	15,554	277,252
Toho Gas Co., Ltd.	49,306	313,888
Tohoku Electric Power Co., Inc.	54,441	522,696
Tokio Marine Holdings, Inc.	89,285	1,977,796
Tokyo Electric Power Co., Inc.*	177,442	421,877

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Tokyo Electron Ltd.	21,164	$1,076,485
Tokyo Gas Co., Ltd.	303,289	1,394,885
Tokyu Corp.	138,989	684,381
Tokyu Land Corp.	47,306	178,849
TonenGeneral Sekiyu KK	33,170	362,427
Toppan Printing Co., Ltd.	68,090	500,701
Toray Industries, Inc.	180,226	1,290,172
Toshiba Corp.	495,317	2,027,087
Tosoh Corp.	57,905	154,975
TOTO Ltd.	33,800	260,844
Toyo Seikan Kaisha Ltd.	17,696	241,403
Toyo Suisan Kaisha Ltd.	10,244	248,214
Toyoda Gosei Co., Ltd.	9,058	144,396
Toyota Boshoku Corp.	7,208	75,198
Toyota Industries Corp.	23,282	633,699
Toyota Motor Corp.	339,264	11,305,861
Toyota Tsusho Corp.	25,086	443,576
Trend Micro, Inc.	14,018	419,065
Tsumura & Co.	6,896	203,377
Ube Industries Ltd.	117,877	323,139
Unicharm Corp.	13,606	670,843
Ushio, Inc.	11,936	172,442
USS Co., Ltd.	2,499	225,972
West Japan Railway Co.	20,438	888,205
Yahoo! Japan Corp.	1,737	559,442
Yakult Honsha Co., Ltd.	13,093	412,505
Yamada Denki Co., Ltd.	10,138	690,180
Yamaguchi Financial Group, Inc.	28,237	269,640
Yamaha Corp.	20,721	190,061
Yamaha Motor Co., Ltd.	33,368	422,248
Yamato Holdings Co., Ltd.	47,764	804,858
Yamato Kogyo Co., Ltd.	4,846	139,141
Yamazaki Baking Co., Ltd.	14,429	189,525
Yaskawa Electric Corp.	26,145	222,489
Yokogawa Electric Corp.*	30,097	271,761

		251,938,604

Luxembourg (0.2%)
ArcelorMittal S.A.	106,746	1,952,145
Millicom International Cellular S.A. (SDR)	9,243	926,039
SES S.A. (FDR)	38,161	915,935
Tenaris S.A.	57,408	1,061,008

		4,855,127

Macau (0.1%)
Sands China Ltd.*	289,696	818,740
Wynn Macau Ltd.	188,000	472,021

		1,290,761

Mauritius (0.0%)
Essar Energy plc*	38,010	101,177

Mexico (0.0%)
Fresnillo plc	22,086	523,754

Netherlands (2.8%)
Aegon N.V.*	208,138	835,355
Akzo Nobel N.V.	28,741	1,389,719
ASML Holding N.V.	52,610	2,211,239
Corio N.V. (REIT)	7,631	331,897
Delta Lloyd N.V.	11,599	195,156

European Aeronautic Defence and Space Co. N.V.	49,818	$1,557,118
Fugro N.V. (CVA)	8,443	490,584
Heineken Holding N.V.	14,106	577,277
Heineken N.V.	32,309	1,495,756
ING Groep N.V. (CVA)*	470,849	3,388,243
Koninklijke (Royal) KPN N.V.	184,876	2,212,104
Koninklijke Ahold N.V.	144,122	1,940,844
Koninklijke Boskalis Westminster N.V.	8,323	305,818
Koninklijke DSM N.V.	18,672	866,360
Koninklijke Philips Electronics N.V.	124,070	2,614,203
Koninklijke Vopak N.V.	8,314	439,293
QIAGEN N.V.*	29,896	412,079
Randstad Holding N.V.	14,544	430,307
Reed Elsevier N.V.	84,912	989,845
Royal Dutch Shell plc, Class A	443,899	16,345,084
Royal Dutch Shell plc, Class B	329,256	12,548,150
SBM Offshore N.V.	21,737	447,879
TNT Express N.V.	44,621	333,453
Unilever N.V. (CVA)	200,352	6,889,749
Wolters Kluwer N.V.	37,918	655,402

		59,902,914

New Zealand (0.1%)
Auckland International Airport Ltd.	104,644	205,266
Contact Energy Ltd.*	39,541	162,204
Fletcher Building Ltd.	87,377	417,607
Sky City Entertainment Group Ltd.	65,117	174,364
Telecom Corp. of New Zealand Ltd.	236,421	380,942

		1,340,383

Norway (0.4%)
Aker Solutions ASA	19,273	202,853
DNB ASA	119,292	1,167,818
Gjensidige Forsikring ASA	23,337	270,406
Norsk Hydro ASA	111,682	517,996
Orkla ASA	98,948	738,696
Statoil ASA	137,666	3,533,232
Telenor ASA	88,765	1,455,955
Yara International ASA	23,748	952,962

		8,839,918

Portugal (0.1%)
Banco Espirito Santo S.A. (Registered)	70,139	122,549
Cimpor Cimentos de Portugal SGPS S.A.	28,007	192,731
EDP - Energias de Portugal S.A.	236,976	733,335
Galp Energia SGPS S.A., Class B	27,708	408,099
Jeronimo Martins SGPS S.A.*	27,278	451,545
Portugal Telecom SGPS S.A. (Registered)	81,088	467,019

		2,375,278

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Singapore (0.9%)
Ascendas Real Estate Investment Trust (REIT)	222,256	$313,580
CapitaLand Ltd.	308,507	525,655
CapitaMall Trust (REIT)	269,182	352,808
CapitaMalls Asia Ltd.	186,501	162,481
City Developments Ltd.	60,569	415,608
ComfortDelGro Corp., Ltd.	242,450	264,498
Cosco Corp., (Singapore) Ltd.	112,874	76,146
DBS Group Holdings Ltd.	214,770	1,907,521
Fraser and Neave Ltd.	120,313	575,106
Genting Singapore plc*	753,772	877,526
Global Logistic Properties Ltd.*	216,700	293,210
Golden Agri-Resources Ltd.	790,095	435,541
Hutchison Port Holdings Trust, Class U	636,800	394,816
Jardine Cycle & Carriage Ltd.	14,094	522,881
Keppel Corp., Ltd.	178,525	1,280,045
Keppel Land Ltd.	86,000	147,196
Neptune Orient Lines Ltd.	111,724	96,904
Olam International Ltd.	178,504	293,137
Oversea-Chinese Banking Corp., Ltd.	312,631	1,887,283
SembCorp Industries Ltd.	116,109	362,547
SembCorp Marine Ltd.	108,768	320,337
Singapore Airlines Ltd.	66,548	521,281
Singapore Exchange Ltd.	102,062	482,356
Singapore Press Holdings Ltd.	187,997	534,836
Singapore Technologies Engineering Ltd.	192,179	398,567
Singapore Telecommunications Ltd.	986,645	2,350,513
StarHub Ltd.	70,152	157,390
United Overseas Bank Ltd.	153,135	1,802,838
UOL Group Ltd.	52,059	160,546
Wilmar International Ltd.	237,874	916,981

		18,830,134

Spain (1.8%)
Abertis Infraestructuras S.A.	46,889	748,866
Acciona S.A.	3,506	302,797
Acerinox S.A.	12,444	159,607
ACS Actividades de Construccion y Servicios S.A.	18,264	541,314
Amadeus IT Holding S.A., Class A	37,142	602,570
Banco Bilbao Vizcaya Argentaria S.A.	562,207	4,860,611
Banco de Sabadell S.A.	136,090	516,779
Banco Popular Espanol S.A.	116,466	530,591
Banco Santander S.A.*†	5	38
Banco Santander S.A. (BATS Europe Exchange)	1,037,583	7,882,775
Banco Santander S.A. (PLUS Market Group)	258	1,974
Bankia S.A.*	106,261	494,414
Bankinter S.A.	31,013	190,658
CaixaBank	95,815	470,613
Distribuidora Internacional de Alimentacion S.A.*	71,667	324,179
EDP Renovaveis S.A.*	29,323	179,434

Enagas S.A.	21,468	$397,047
Ferrovial S.A.	46,972	566,899
Fomento de Construcciones y Contratas S.A.	5,846	151,626
Gas Natural SDG S.A.	42,572	730,886
Grifols S.A.*	16,075	270,466
Iberdrola S.A.	468,995	2,937,257
Inditex S.A.	27,253	2,232,025
Indra Sistemas S.A.	11,268	143,459
Mapfre S.A.	103,206	327,925
Red Electrica Corporacion S.A.	13,078	559,665
Repsol YPF S.A.	97,134	2,983,862
Telefonica S.A.	503,827	8,728,065
Zardoya Otis S.A.	18,934	259,757

		38,096,159

Sweden (1.6%)
Alfa Laval AB	40,698	771,139
Assa Abloy AB, Class B	38,094	955,387
Atlas Copco AB, Class A	83,185	1,788,912
Atlas Copco AB, Class B	48,046	913,161
Boliden AB	32,797	478,941
Electrolux AB, Class B	28,770	458,594
Getinge AB, Class B	24,993	633,355
Hennes & Mauritz AB, Class B	125,392	4,032,120
Hexagon AB, Class B	31,251	467,263
Holmen AB, Class B	6,570	188,736
Husqvarna AB, Class B	57,259	263,829
Industrivarden AB, Class C	13,222	157,733
Investor AB, Class B	57,687	1,076,280
Kinnevik Investment AB, Class B	26,874	523,653
Lundin Petroleum AB*	27,296	671,091
Modern Times Group AB, Class B	5,998	286,563
Nordea Bank AB	324,316	2,509,402
Ratos AB, Class B	25,134	294,908
Sandvik AB	123,292	1,512,923
Scania AB, Class B	39,637	587,466
Securitas AB, Class B	36,373	313,941
Skandinaviska Enskilda Banken AB, Class A	177,601	1,034,579
Skanska AB, Class B	49,877	826,204
SKF AB, Class B	47,551	1,006,012
SSAB AB, Class A	19,150	168,765
Svenska Cellulosa AB, Class B	69,545	1,030,738
Svenska Handelsbanken AB, Class A	60,434	1,589,432
Swedbank AB, Class A	98,813	1,280,022
Swedish Match AB	27,306	969,312
Tele2 AB, Class B	39,100	760,746
Telefonaktiebolaget LM Ericsson, Class B	372,659	3,812,119
TeliaSonera AB	271,102	1,842,393
Volvo AB, Class B	169,704	1,856,817

		35,062,536

Switzerland (4.9%)
ABB Ltd. (Registered)*	269,624	5,075,005
Actelion Ltd. (Registered)*	13,244	454,721
Adecco S.A. (Registered)*	16,041	672,004
Aryzta AG	10,363	500,884

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Baloise Holding AG (Registered)	6,146	$421,380
Barry Callebaut AG (Registered)*	222	218,738
Cie Financiere Richemont S.A., Class A	63,982	3,236,224
Credit Suisse Group AG (Registered)*	139,834	3,285,570
GAM Holding AG*	23,722	257,601
Geberit AG (Registered)*	4,735	912,419
Givaudan S.A. (Registered)*	1,034	985,234
Glencore International plc	100,154	609,713
Holcim Ltd. (Registered)*	30,104	1,610,482
Julius Baer Group Ltd.*	25,307	989,864
Kuehne + Nagel International AG (Registered)	6,870	771,622
Lindt & Spruengli AG	116	345,048
Lindt & Spruengli AG (Registered)	14	467,859
Lonza Group AG (Registered)*	5,934	350,620
Nestle S.A. (Registered)	406,131	23,348,317
Novartis AG (Registered)	286,977	16,406,542
Pargesa Holding S.A.	3,513	230,011
Partners Group Holding AG	1,638	285,817
Roche Holding AG	86,409	14,645,281
Schindler Holding AG	6,019	701,031
Schindler Holding AG (Registered)	2,549	296,067
SGS S.A. (Registered)	670	1,109,177
Sika AG	245	461,674
Sonova Holding AG (Registered)*	5,838	610,650
STMicroelectronics N.V.	78,597	467,016
Straumann Holding AG (Registered)	1,067	184,138
Sulzer AG (Registered)	2,833	302,814
Swatch Group AG	3,761	1,407,422
Swatch Group AG (Registered)	5,519	367,816
Swiss Life Holding AG (Registered)*	3,740	344,018
Swiss Reinsurance Co., Ltd.*	43,196	2,201,419
Swisscom AG (Registered)	2,920	1,106,386
Syngenta AG (Registered)*	11,667	3,415,762
Transocean Ltd.	39,265	1,516,173
UBS AG (Registered)*	449,861	5,354,462
Wolseley plc	35,202	1,165,537
Xstrata plc	254,759	3,869,366
Zurich Financial Services AG*	18,064	4,086,660

		105,048,544

United Kingdom (10.8%)
3i Group plc	125,606	353,070
Admiral Group plc	26,309	348,109
Aggreko plc	32,271	1,010,857
AMEC plc	41,128	579,636
Anglo American plc	162,396	5,999,861
Antofagasta plc	47,852	902,917
ARM Holdings plc	164,874	1,515,812
Associated British Foods plc	45,887	788,876
AstraZeneca plc	164,840	7,615,896
Aviva plc	347,247	1,622,138

Babcock International Group plc	44,697	$510,543
BAE Systems plc	410,301	1,816,650
Balfour Beatty plc	81,213	333,976
Barclays plc	1,433,021	3,917,960
BG Group plc	416,242	8,898,024
BHP Billiton plc	259,062	7,553,620
BP plc	2,327,341	16,644,130
British American Tobacco plc	242,485	11,506,377
British Land Co. plc (REIT)	107,028	768,742
British Sky Broadcasting Group plc	141,196	1,606,207
BT Group plc, Class A	955,022	2,831,332
Bunzl plc	42,020	576,872
Burberry Group plc	54,076	995,163
Cairn Energy plc*	170,355	701,881
Capita Group plc	77,073	752,279
Capital Shopping Centres Group plc (REIT)	65,625	318,283
Carnival plc	22,117	730,232
Centrica plc	633,725	2,847,218
Cobham plc	128,637	366,384
Compass Group plc	231,340	2,195,146
Diageo plc	306,493	6,694,710
Eurasian Natural Resources Corp.	31,478	310,666
G4S plc	176,590	745,396
GKN plc	189,511	538,588
GlaxoSmithKline plc	622,403	14,223,399
Hammerson plc (REIT)	85,143	476,018
HSBC Holdings plc	2,191,344	16,711,203
ICAP plc	72,123	388,552
Imperial Tobacco Group plc	124,289	4,700,057
Inmarsat plc	54,826	344,581
Intercontinental Hotels Group plc	34,981	628,546
International Consolidated Airlines Group S.A.*	111,517	251,136
International Power plc	184,202	964,614
Intertek Group plc	19,839	626,983
Invensys plc	94,893	310,948
Investec plc	61,432	323,419
ITV plc	437,521	463,059
J Sainsbury plc	155,475	731,360
Johnson Matthey plc	27,560	785,820
Kazakhmys plc	27,114	390,342
Kingfisher plc	287,441	1,119,114
Land Securities Group plc (REIT)	93,828	926,018
Legal & General Group plc	713,124	1,138,491
Lloyds Banking Group plc*	5,082,116	2,044,559
London Stock Exchange Group plc	19,873	245,359
Lonmin plc	21,221	322,971
Man Group plc	226,260	441,687
Marks & Spencer Group plc	192,506	929,771
Meggitt plc	95,335	522,339
National Grid plc	436,561	4,237,370
Next plc	21,982	934,358
Old Mutual plc	677,368	1,425,396
Pearson plc	101,358	1,904,649

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Petrofac Ltd.	32,063	$717,529
Prudential plc	316,456	3,137,948
Randgold Resources Ltd.	11,512	1,177,275
Reckitt Benckiser Group plc	75,981	3,752,352
Reed Elsevier plc	147,943	1,192,431
Resolution Ltd.	177,440	692,769
Rexam plc	105,323	577,063
Rio Tinto plc	171,587	8,327,331
Rolls-Royce Holdings plc*	228,760	2,652,048
Rolls-Royce Holdings plc (Preference), Class C*(b)†	15,795,618	24,531
Royal Bank of Scotland Group plc*	2,148,151	673,221
RSA Insurance Group plc	421,926	689,324
SABMiller plc	117,464	4,134,585
Sage Group plc	169,752	775,584
Schroders plc	13,238	270,140
Segro plc (REIT)	97,301	315,061
Serco Group plc	58,994	434,268
Severn Trent plc	29,606	687,833
Smith & Nephew plc	111,387	1,082,015
Smiths Group plc	49,433	702,440
SSE plc	116,613	2,338,001
Standard Chartered plc	291,177	6,371,468
Standard Life plc	282,209	904,152
Subsea 7 S.A.*	33,974	630,531
Tate & Lyle plc	57,328	627,219
Tesco plc	986,024	6,178,011
TUI Travel plc	69,539	179,054
Tullow Oil plc	110,873	2,414,044
Unilever plc	157,481	5,290,006
United Utilities Group plc	82,122	772,865
Vedanta Resources plc	15,712	247,667
Vodafone Group plc	6,234,781	17,322,198

Weir Group plc	25,588	$807,479
Whitbread plc	23,086	560,734
WM Morrison Supermarkets plc	270,347	1,369,547

		231,438,394

United States (0.1%)
Sims Metal Management Ltd.	21,027	272,056
Synthes, Inc.	7,944	1,332,035

		1,604,091

Total Common Stocks (54.2%) (Cost $1,276,621,376)		1,164,853,037

Total Investments (54.2%) (Cost $1,276,621,376)		1,164,853,037
Other Assets Less Liabilities (45.8%)		983,980,856

Net Assets (100%)		$2,148,833,893

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.
†	Securities (totaling $24,569 or 0.0% of net assets) at fair value by management.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Asia Pacific Holdings Ltd.	$832,413	$—	$557,100	$—	$12,160	$123,371
AXA S.A.	3,649,262	97,156	171,955	2,806,899	183,683	38,262
BlackRock Liquidity Funds TempFund	991,600	108,066,092	109,057,692	—	3,228	—

	$5,473,275	$108,163,248	$109,786,747	$2,806,899	$199,071	$161,633

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	13,153	March-12	$385,766,285	$392,897,073	$7,130,788
E-Mini MSCI EAFE Index	40	March-12	2,775,782	2,818,800	43,018
FTSE 100 Index	2,865	March-12	241,641,101	246,315,733	4,674,632
SPI 200 Index	926	March-12	98,273,406	95,161,156	(3,112,250)
TOPIX Index	2,581	March-12	247,065,879	244,116,929	(2,948,950)

					$5,787,238

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	8,715	$8,841,793	$8,771,862	$69,931
British Pound vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	17,225	26,732,304	26,922,267	(189,963)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	33,982	44,009,204	44,358,744	(349,540)
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	1,870,854	24,338,064	23,998,815	339,249

					$(130,323)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$116,668,742	$—	$116,668,742
Consumer Staples	—	134,707,590	—	134,707,590
Energy	—	106,426,599	—	106,426,599
Financials	—	249,801,802	38	249,801,840
Health Care	—	116,079,110	—	116,079,110
Industrials	166,798	145,002,285	24,531	145,193,614
Information Technology	—	54,867,474	—	54,867,474
Materials	—	117,837,255	—	117,837,255
Telecommunication Services	—	70,668,054	—	70,668,054
Utilities	—	52,602,759	—	52,602,759
Forward Currency Contracts	—	409,180	—	409,180
Futures	11,848,438	—	—	11,848,438

Total Assets	$12,015,236	$1,165,070,850	$24,569	$1,177,110,655

Liabilities:
Forward Currency Contracts	$—	$(539,503)	$—	$(539,503)
Futures	(6,061,200)	—	—	(6,061,200)

Total Liabilities	$(6,061,200)	$(539,503)	$—	$(6,600,703)

Total	$5,954,036	$1,164,531,347	$24,569	$1,170,509,952

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Financials	Investments in Securities-Industrials

Balance as of 12/31/10	$32	$21,890
Total gains or losses (realized/unrealized) included in earnings	6	24,420
Purchases	—	—
Sales	—	(21,779)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$38	$24,531

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/2011.	$38	$24,531

Fair Values of Derivative Instruments as of December 31, 2011:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	409,180
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	11,848,438	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$12,257,618

Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(539,503)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(6,061,200	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(6,600,703)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	2,333,915	—	2,333,915
Credit contracts	—	—	—	—	—
Equity contracts	—	(277,778,904)	—	—	(277,778,904)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(277,778,904)	$2,333,915	$—	$(275,444,989)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(997,678)	—	(997,678)
Credit contracts	—	—	—	—	—
Equity contracts	—	8,233,646	—	—	8,233,646
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$8,233,646	$(997,678)	$—	$7,235,968

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $167,668,000 and futures contracts with an average notional balance of approximately $1,032,541,000 for the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$102,499,975
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$80,208,537

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$103,787,544
Aggregate gross unrealized depreciation	(221,052,738)

Net unrealized depreciation	$(117,265,194)

Federal income tax cost of investments	$1,282,118,231

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $5,413,627)	$2,806,899
Unaffiliated Issuers (Cost $1,271,207,749)	1,162,046,138
Cash	36,246,206
Foreign cash (Cost $873,961,597)	861,855,919
Cash held as collateral at broker	70,355,000
Due from broker for futures variation margin	13,483,640
Dividends, interest and other receivables	3,499,706
Unrealized appreciation on forward foreign currency contracts	409,180
Receivable for securities sold	167,832
Receivable from Separate Accounts for Trust shares sold	2,753
Receivable from sub-advisor	45
Other assets	1,803

Total assets	2,150,875,121

LIABILITIES
Investment management fees payable	818,994
Unrealized depreciation on forward foreign currency contracts	539,503
Payable to Separate Accounts for Trust shares redeemed	320,449
Administrative fees payable	248,690
Accrued expenses	113,592

Total liabilities	2,041,228

NET ASSETS	$2,148,833,893

Net assets were comprised of:
Paid in capital	$2,557,229,621
Accumulated undistributed net investment income (loss)	(2,691,177)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(287,259,788)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(118,444,763)

Net assets	$2,148,833,893

Class IA
Net asset value, offering and redemption price per share, $87,937 / 10,622 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.28

Class K
Net asset value, offering and redemption price per share, $2,148,745,956 / 259,556,449 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.28

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($199,071 of dividend income received from affiliates) (net of $3,751,910 foreign withholding tax)	$44,046,885
Interest	3,702,584

Total income	47,749,469

EXPENSES
Investment management fees	10,992,862
Administrative fees	3,761,608
Printing and mailing expenses	179,071
Custodian fees	151,000
Professional fees	68,934
Trustees’ fees	61,397
Miscellaneous	56,675

Gross expenses	15,271,547
Less: Reimbursement from sub-advisor	(1,713)

Net expenses	15,269,834

NET INVESTMENT INCOME (LOSS)	32,479,635

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($161,633 of realized gain (loss) from affiliates)	(780,576)
Futures	(277,778,904)
Foreign currency transactions	65,442,311

Net realized gain (loss)	(213,117,169)

Change in unrealized appreciation (depreciation) on:
Securities	(195,890,511)
Futures	8,233,646
Foreign currency translations	(53,765,246)

Net change in unrealized appreciation (depreciation)	(241,422,111)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(454,539,280)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(422,059,645)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,479,635		$22,781,831
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	(213,117,169)		(17,201,001)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(241,422,111)		127,275,512

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(422,059,645)		132,856,342

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,012)		(436,332)
Class K†	(98,115,230)		—

	(98,119,242)		(436,332)

Distributions from net realized capital gains
Class IA	(15,235,907)		(10,754,290)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(113,355,149)		(11,190,622)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 13,551,319 and 25,543,075 shares, respectively ]	138,250,332		230,701,432
Capital shares issued in reinvestment of dividends and distributions [ 1,636,169 and 1,233,199 shares, respectively ]	15,239,919		11,190,622
Capital shares repurchased [ (256,717,489) and (28,858,903) shares, respectively ]	(2,432,276,531	)(z)	(280,566,733)

Total Class IA transactions	(2,278,786,280)		(38,674,679)

Class K†
Capital shares sold [ 256,667,933 and 0 shares, respectively ]	2,399,128,760	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 12,165,546 and 0 shares, respectively ]	98,115,230		—
Capital shares repurchased [ (9,277,030) and 0 shares, respectively ]	(81,651,966)		—

Total Class K transactions	2,415,592,024		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	136,805,744		(38,674,679)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(398,609,050)		82,991,041
NET ASSETS:
Beginning of year	2,547,442,943		2,464,451,902

End of year (a)	$2,148,833,893		$2,547,442,943

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,691,177)		$(2,705,064)

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the ATM International Portfolio exchanged approximately 238,856,390 Class IA shares for approximately 238,856,390 Class K shares. This exchange amounted to approximately $2,240,422,332.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		August 28, 2009* to December 31, 2009
Class IA	2011	2010
Net asset value, beginning of period	$10.55	$10.12	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.30 (e)	0.09 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(2.11)	0.38	0.11

Total from investment operations	(1.81)	0.47	0.13

Less distributions:
Dividends from net investment income	(0.40)	— #	(0.01)
Distributions from net realized gains	(0.06)	(0.04)	—

Total dividends and distributions	(0.46)	(0.04)	(0.01)

Net asset value, end of period	$8.28	$10.55	$10.12

Total return (b)	(17.09)%	4.75%	1.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$88	$2,547,443	$2,464,452
Ratio of expenses to average net assets:
After reimbursements (a)	0.63%	0.64%	0.68%
Before reimbursements (a)	0.63%	0.65%	0.68%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	2.77%	0.95%	0.69%
Before reimbursements (a)	2.77%	0.95%	0.69%
Portfolio turnover rate	6%	9%	123%

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.31

Income (loss) from investment operations:
Net investment income (loss)	(0.06)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.57)

Total from investment operations	(0.63)

Less distributions:
Dividends from net investment income	(0.40)

Net asset value, end of period	$8.28

Total return (b)	(6.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,148,746
Ratio of expenses to average net assets:
After reimbursements (a)	0.63%
Before reimbursements (a)	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	(1.93)%
Before reimbursements (a)	(1.93)%
Portfolio turnover rate	6%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM LARGE CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.
➢	AXA Equitable Funds management Group, LLC
➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.*
Portfolio – Class IA Shares	(5.02)%	5.90%
Portfolio – Class K Shares**	(5.02)	5.90
S&P 500 Index	2.11	11.19

*   Date of inception 8/28/09.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (5.02)% for the year ended December 31, 2011. The Portfolio’s benchmark, the S&P 500 Index, returned 2.11% over the same period.

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity indexes by investing in a combination of long and short positions in equity securities of large cap companies, including securities included in the S&P 500 Index.

Portfolio Highlights

2011 was a challenging year for money managers as the equity markets whipsawed back and forth, previously reliable sectors faltered, and the broad U.S. equity market ended about where it began. This also was a difficult year for both the U.S. and global economies, due in large part to a political divide in the U.S. over budget deficits and government spending, and ongoing policy debates over European debt. The attendant flight-to-quality led to a substantial rally in U.S. bonds, which ended the year at or near historically low yield levels.

Stock market volatility remained at historically high levels in the fourth quarter, with the CBOE Market Volatility Index (VIX) approaching levels seen during the May 2010 correction. During this period, the S&P 500 Index continued to experience wild swings in value.

After six months of volatility, the year ended on a subdued note, recovering from third quarter losses but without much in the way of gains for the year. Evidence of stronger U.S. growth helped to lift the S&P 500 Index off its 2011 low reached in early October, but the index ended the year with a meager return.

Large caps significantly beat small caps. The Russell 2000® Index finished the year with a negative return as investors migrated toward the stability of large caps and their dividends. Developed-world stocks, as measured by the MSCI EAFE Index, also fell, driven largely by the continuing debt dilemma in Europe but also by losses in the tsunami-battered Japanese economy and stock market.

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	9.9%
Financials	7.0
Energy	6.4
Health Care	6.2
Consumer Staples	6.0
Industrials	5.6
Consumer Discretionary	5.6
Utilities	2.0
Materials	1.8
Telecommunication Services	1.6
Cash and Other	47.9

100.0%

ATM LARGE CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$898.75	$2.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.21	3.03
Class K†
Actual	1,000.00	1,030.87	2.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.12

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.59% and 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (5.6%)
Auto Components (0.2%)
BorgWarner, Inc.*	22,131	$1,410,630
Goodyear Tire & Rubber Co.*	48,902	692,941
Johnson Controls, Inc.	136,986	4,282,183

		6,385,754

Automobiles (0.2%)
Ford Motor Co.*	765,078	8,232,239
Harley-Davidson, Inc.	46,672	1,814,141

		10,046,380

Distributors (0.1%)
Genuine Parts Co.	31,312	1,916,294

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	23,349	1,257,811
DeVry, Inc.	12,181	468,481
H&R Block, Inc.	58,909	961,984

		2,688,276

Hotels, Restaurants & Leisure (1.1%)
Carnival Corp.	91,104	2,973,635
Chipotle Mexican Grill, Inc.*	6,352	2,145,324
Darden Restaurants, Inc.	26,632	1,213,887
International Game Technology	59,754	1,027,769
Marriott International, Inc., Class A	53,902	1,572,321
McDonald’s Corp.	206,019	20,669,886
Starbucks Corp.	150,051	6,903,847
Starwood Hotels & Resorts Worldwide, Inc.	38,731	1,857,926
Wyndham Worldwide Corp.	30,704	1,161,532
Wynn Resorts Ltd.	16,025	1,770,602
Yum! Brands, Inc.	92,757	5,473,591

		46,770,320

Household Durables (0.1%)
D.R. Horton, Inc.	55,946	705,479
Harman International Industries, Inc.	13,964	531,191
Leggett & Platt, Inc.	27,708	638,392
Lennar Corp., Class A	32,192	632,573
Newell Rubbermaid, Inc.	58,122	938,670
PulteGroup, Inc.*	67,459	425,666
Whirlpool Corp.	15,272	724,657

		4,596,628

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.*	73,294	12,687,191
Expedia, Inc.	19,046	552,701
Netflix, Inc.*	11,176	774,385
priceline.com, Inc.*	10,100	4,723,871
TripAdvisor, Inc.*	19,046	480,137

		19,218,285

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	23,359	744,919
Mattel, Inc.	68,304	1,896,119

		2,641,038

Media (1.6%)
Cablevision Systems Corp. - New York Group, Class A	44,548	$633,473
CBS Corp., Class B	131,729	3,575,125
Comcast Corp., Class A	548,580	13,006,832
DIRECTV, Class A*	142,088	6,075,683
Discovery Communications, Inc., Class A*	53,173	2,178,498
Gannett Co., Inc.	47,945	641,025
Interpublic Group of Cos., Inc.	92,592	900,920
McGraw-Hill Cos., Inc.	59,033	2,654,714
News Corp., Class A	441,425	7,875,022
Omnicom Group, Inc.	55,475	2,473,075
Scripps Networks Interactive, Inc., Class A	19,679	834,783
Time Warner Cable, Inc.	64,278	4,086,152
Time Warner, Inc.	201,520	7,282,933
Viacom, Inc., Class B	111,176	5,048,502
Walt Disney Co.	361,650	13,561,875
Washington Post Co., Class B	966	363,998

		71,192,610

Multiline Retail (0.4%)
Big Lots, Inc.*	13,168	497,224
Dollar Tree, Inc.*	24,002	1,994,806
Family Dollar Stores, Inc.	23,629	1,362,448
J.C. Penney Co., Inc.	28,680	1,008,102
Kohl’s Corp.	50,986	2,516,159
Macy’s, Inc.	84,503	2,719,307
Nordstrom, Inc.	32,602	1,620,645
Sears Holdings Corp.*	7,734	245,787
Target Corp.	135,143	6,922,024

		18,886,502

Specialty Retail (1.0%)
Abercrombie & Fitch Co., Class A	17,371	848,399
AutoNation, Inc.*	9,447	348,311
AutoZone, Inc.*	5,708	1,854,929
Bed Bath & Beyond, Inc.*	48,344	2,802,501
Best Buy Co., Inc.	59,010	1,379,064
CarMax, Inc.*	45,566	1,388,852
GameStop Corp., Class A*	27,937	674,120
Gap, Inc.	69,620	1,291,451
Home Depot, Inc.	310,381	13,048,417
Limited Brands, Inc.	49,458	1,995,630
Lowe’s Cos., Inc.	252,050	6,397,029
Orchard Supply Hardware Stores Corp., Class A*†	349	—
O’Reilly Automotive, Inc.*	25,900	2,070,705
Ross Stores, Inc.	46,308	2,201,019
Staples, Inc.	140,691	1,954,198
Tiffany & Co.	25,468	1,687,510
TJX Cos., Inc.	75,876	4,897,796
Urban Outfitters, Inc.*	22,282	614,092

		45,454,023

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	58,741	3,585,550
NIKE, Inc., Class B	74,735	7,202,212

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Ralph Lauren Corp.	12,997	$1,794,626
VF Corp.	17,598	2,234,770

		14,817,158

Total Consumer Discretionary		244,613,268

Consumer Staples (6.0%)
Beverages (1.4%)
Beam, Inc.	31,384	1,607,802
Brown-Forman Corp., Class B	20,347	1,638,137
Coca-Cola Co.	457,338	31,999,940
Coca-Cola Enterprises, Inc.	62,731	1,617,205
Constellation Brands, Inc., Class A*	34,984	723,119
Dr. Pepper Snapple Group, Inc.	43,229	1,706,681
Molson Coors Brewing Co., Class B	31,673	1,379,043
PepsiCo, Inc.	314,768	20,884,857

		61,556,784

Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	87,229	7,267,920
CVS Caremark Corp.	262,009	10,684,727
Kroger Co.	120,055	2,907,732
Safeway, Inc.	68,400	1,439,136
SUPERVALU, Inc.	42,479	344,930
Sysco Corp.	118,628	3,479,359
Walgreen Co.	179,047	5,919,294
Wal-Mart Stores, Inc.	351,583	21,010,600
Whole Foods Market, Inc.	32,155	2,237,345

		55,291,043

Food Products (1.0%)
Archer-Daniels-Midland Co.	134,366	3,842,868
Campbell Soup Co.	36,215	1,203,787
ConAgra Foods, Inc.	83,595	2,206,908
Dean Foods Co.*	36,697	411,006
General Mills, Inc.	129,435	5,230,468
H.J. Heinz Co.	64,507	3,485,958
Hershey Co.	30,842	1,905,419
Hormel Foods Corp.	27,638	809,517
J.M. Smucker Co.	23,000	1,797,910
Kellogg Co.	49,901	2,523,494
Kraft Foods, Inc., Class A	354,142	13,230,745
McCormick & Co., Inc. (Non-Voting)	26,782	1,350,349
Mead Johnson Nutrition Co.	41,018	2,819,167
Sara Lee Corp.	118,922	2,250,004
Tyson Foods, Inc., Class A	58,747	1,212,538

		44,280,138

Household Products (1.2%)
Clorox Co.	26,571	1,768,566
Colgate-Palmolive Co.	97,426	9,001,188
Kimberly-Clark Corp.	79,397	5,840,443
Procter & Gamble Co.	553,927	36,952,470

		53,562,667

Personal Products (0.1%)
Avon Products, Inc.	86,845	1,517,182
Estee Lauder Cos., Inc., Class A	22,549	2,532,704

		4,049,886

Tobacco (1.0%)
Altria Group, Inc.	414,050	$12,276,582
Lorillard, Inc.	27,222	3,103,308
Philip Morris International, Inc.	349,748	27,448,223
Reynolds American, Inc.	68,006	2,816,809

		45,644,922

Total Consumer Staples		264,385,440

Energy (6.4%)
Energy Equipment & Services (1.0%)
Baker Hughes, Inc.	87,921	4,276,478
Cameron International Corp.*	49,281	2,424,132
Diamond Offshore Drilling, Inc.	13,957	771,264
FMC Technologies, Inc.*	47,937	2,503,750
Halliburton Co.	185,265	6,393,495
Helmerich & Payne, Inc.	21,678	1,265,128
Nabors Industries Ltd.*	57,553	997,969
National Oilwell Varco, Inc.	85,395	5,806,006
Noble Corp.*	50,859	1,536,959
Rowan Cos., Inc.*	25,193	764,104
Schlumberger Ltd.	270,217	18,458,523

		45,197,808

Oil, Gas & Consumable Fuels (5.4%)
Alpha Natural Resources, Inc.*	44,160	902,189
Anadarko Petroleum Corp.	100,303	7,656,128
Apache Corp.	77,323	7,003,917
Cabot Oil & Gas Corp.	21,072	1,599,365
Chesapeake Energy Corp.	132,928	2,962,965
Chevron Corp.	401,006	42,667,038
ConocoPhillips	267,340	19,481,066
Consol Energy, Inc.	45,670	1,676,089
Denbury Resources, Inc.*	80,274	1,212,137
Devon Energy Corp.	81,347	5,043,514
El Paso Corp.	155,250	4,124,993
EOG Resources, Inc.	54,125	5,331,854
EQT Corp.	30,091	1,648,686
Exxon Mobil Corp.#	965,082	81,800,350
Hess Corp.	59,988	3,407,318
Marathon Oil Corp.	142,111	4,159,589
Marathon Petroleum Corp.	71,304	2,373,710
Murphy Oil Corp.	38,977	2,172,578
Newfield Exploration Co.*	26,769	1,009,994
Noble Energy, Inc.	35,396	3,341,029
Occidental Petroleum Corp.	163,517	15,321,543
Peabody Energy Corp.	54,489	1,804,131
Pioneer Natural Resources Co.	24,628	2,203,713
QEP Resources, Inc.	35,771	1,048,090
Range Resources Corp.	31,448	1,947,889
Southwestern Energy Co.*	69,930	2,233,564
Spectra Energy Corp.	130,965	4,027,174
Sunoco, Inc.	21,454	880,043
Tesoro Corp.*	28,610	668,330
Valero Energy Corp.	112,659	2,371,472
Williams Cos., Inc.	118,639	3,917,460

		235,997,918

Total Energy		281,195,726

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Financials (7.0%)
Capital Markets (0.9%)
Ameriprise Financial, Inc.	45,551	$2,261,152
Bank of New York Mellon Corp.	244,055	4,859,135
BlackRock, Inc.	20,196	3,599,735
Charles Schwab Corp.	217,394	2,447,856
E*TRADE Financial Corp.*	50,630	403,015
Federated Investors, Inc., Class B	18,543	280,927
Franklin Resources, Inc.	29,337	2,818,112
Goldman Sachs Group, Inc.	99,167	8,967,672
Invesco Ltd.	91,000	1,828,190
Legg Mason, Inc.	24,963	600,360
Morgan Stanley	298,793	4,520,738
Northern Trust Corp.	48,595	1,927,278
State Street Corp.	99,007	3,990,972
T. Rowe Price Group, Inc.	50,812	2,893,743

		41,398,885

Commercial Banks (1.4%)
BB&T Corp.	140,467	3,535,554
Comerica, Inc.	40,051	1,033,316
Fifth Third Bancorp	185,120	2,354,726
First Horizon National Corp.	52,722	421,776
Huntington Bancshares, Inc./Ohio	173,035	949,962
KeyCorp	192,039	1,476,780
M&T Bank Corp.	25,287	1,930,410
PNC Financial Services Group, Inc.	105,948	6,110,021
Regions Financial Corp.	251,940	1,083,342
SunTrust Banks, Inc.	108,185	1,914,875
U.S. Bancorp	384,060	10,388,823
Wells Fargo & Co.	1,061,764	29,262,216
Zions Bancorp	36,858	600,048

		61,061,849

Consumer Finance (0.4%)
American Express Co.	203,486	9,598,435
Capital One Financial Corp.	92,547	3,913,813
Discover Financial Services	110,655	2,655,720
SLM Corp.	102,599	1,374,826

		17,542,794

Diversified Financial Services (1.4%)
Bank of America Corp.	2,040,798	11,346,837
Citigroup, Inc.	588,640	15,487,118
CME Group, Inc.	13,376	3,259,330
IntercontinentalExchange, Inc.*	14,706	1,772,808
JPMorgan Chase & Co.	765,000	25,436,250
Leucadia National Corp.	39,678	902,278
Moody’s Corp.	39,301	1,323,658
NASDAQ OMX Group, Inc.*	25,588	627,162
NYSE Euronext	52,781	1,377,584

		61,533,025

Insurance (1.9%)
ACE Ltd.	67,859	4,758,273
Aflac, Inc.	93,997	4,066,310
Allstate Corp.	101,686	2,787,213

American International Group, Inc.*	87,868	$2,038,538
Aon Corp.	64,983	3,041,204
Assurant, Inc.	18,532	760,924
Berkshire Hathaway, Inc., Class B*	353,953	27,006,614
Chubb Corp.	55,969	3,874,174
Cincinnati Financial Corp.	32,508	990,194
Genworth Financial, Inc., Class A*	98,272	643,682
Hartford Financial Services Group, Inc.	89,813	1,459,461
Lincoln National Corp.	60,409	1,173,143
Loews Corp.	61,469	2,314,308
Marsh & McLennan Cos., Inc.	108,276	3,423,687
MetLife, Inc.	212,861	6,637,006
Principal Financial Group, Inc.	61,361	1,509,481
Progressive Corp.	124,104	2,421,269
Prudential Financial, Inc.	95,065	4,764,658
Torchmark Corp.	20,513	890,059
Travelers Cos., Inc.	83,068	4,915,133
Unum Group	58,776	1,238,410
XL Group plc	64,441	1,273,999

		81,987,740

Real Estate Investment Trusts (REITs) (1.0%)
Apartment Investment & Management Co. (REIT), Class A	24,458	560,333
AvalonBay Communities, Inc. (REIT)	19,128	2,498,117
Boston Properties, Inc. (REIT)	29,730	2,961,108
Equity Residential (REIT)	59,734	3,406,630
HCP, Inc. (REIT)	82,127	3,402,521
Health Care REIT, Inc. (REIT)	38,169	2,081,355
Host Hotels & Resorts, Inc. (REIT)	142,452	2,104,016
Kimco Realty Corp. (REIT)	82,084	1,333,044
Plum Creek Timber Co., Inc. (REIT)	32,355	1,182,899
ProLogis, Inc. (REIT)	92,390	2,641,430
Public Storage (REIT)	28,657	3,853,220
Simon Property Group, Inc. (REIT)	59,155	7,627,446
Ventas, Inc. (REIT)	58,037	3,199,580
Vornado Realty Trust (REIT)	37,142	2,854,734
Weyerhaeuser Co. (REIT)	108,279	2,021,569

		41,728,002

Real Estate Management & Development (0.0%)
CBRE Group, Inc.*	65,185	992,116

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	105,577	659,856
People’s United Financial, Inc.	72,529	931,998

		1,591,854

Total Financials		307,836,265

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Health Care (6.2%)
Biotechnology (0.6%)
Amgen, Inc.	159,720	$10,255,621
Biogen Idec, Inc.*	48,913	5,382,876
Celgene Corp.*	89,410	6,044,116
Gilead Sciences, Inc.*	151,192	6,188,288

		27,870,901

Health Care Equipment & Supplies (0.9%)
Baxter International, Inc.	113,550	5,618,454
Becton, Dickinson and Co.	43,307	3,235,899
Boston Scientific Corp.*	298,216	1,592,473
C.R. Bard, Inc.	17,348	1,483,254
CareFusion Corp.*	45,280	1,150,565
Covidien plc	97,114	4,371,101
DENTSPLY International, Inc.	28,509	997,530
Edwards Lifesciences Corp.*	22,897	1,618,818
Intuitive Surgical, Inc.*	7,843	3,631,387
Medtronic, Inc.	212,410	8,124,683
St. Jude Medical, Inc.	64,193	2,201,820
Stryker Corp.	65,478	3,254,911
Varian Medical Systems, Inc.*	22,669	1,521,770
Zimmer Holdings, Inc.*	36,100	1,928,462

		40,731,127

Health Care Providers & Services (1.1%)
Aetna, Inc.	72,882	3,074,892
AmerisourceBergen Corp.	51,962	1,932,467
Cardinal Health, Inc.	69,523	2,823,329
Cigna Corp.	57,466	2,413,572
Coventry Health Care, Inc.*	28,965	879,667
DaVita, Inc.*	18,937	1,435,614
Express Scripts, Inc.*	98,058	4,382,212
Humana, Inc.	32,959	2,887,538
Laboratory Corp. of America Holdings*	19,992	1,718,712
McKesson Corp.	49,495	3,856,155
Medco Health Solutions, Inc.*	77,968	4,358,411
Patterson Cos., Inc.	18,949	559,375
Quest Diagnostics, Inc.	31,772	1,844,682
Tenet Healthcare Corp.*	87,356	448,136
UnitedHealth Group, Inc.	214,592	10,875,523
WellPoint, Inc.	70,057	4,641,276

		48,131,561

Health Care Technology (0.1%)
Cerner Corp.*	29,366	1,798,668

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.*	69,875	2,440,734
Life Technologies Corp.*	35,687	1,388,581
PerkinElmer, Inc.	22,532	450,640
Thermo Fisher Scientific, Inc.*	75,996	3,417,540
Waters Corp.*	18,063	1,337,565

		9,035,060

Pharmaceuticals (3.3%)
Abbott Laboratories, Inc.	313,621	17,634,909
Allergan, Inc.	61,489	5,395,045
Bristol-Myers Squibb Co.	341,150	12,022,126
Eli Lilly and Co.	205,078	8,523,042
Forest Laboratories, Inc.*	53,781	1,627,413

Hospira, Inc.*	32,962	$1,001,056
Johnson & Johnson	549,850	36,059,163
Merck & Co., Inc.	613,652	23,134,680
Mylan, Inc.*	86,023	1,846,054
Perrigo Co.	18,835	1,832,645
Pfizer, Inc.	1,547,666	33,491,492
Watson Pharmaceuticals, Inc.*	25,643	1,547,299

		144,114,924

Total Health Care		271,682,241

Industrials (5.6%)
Aerospace & Defense (1.4%)
Boeing Co.	149,621	10,974,700
General Dynamics Corp.	71,703	4,761,796
Goodrich Corp.	25,226	3,120,456
Honeywell International, Inc.	155,716	8,463,165
L-3 Communications Holdings, Inc.	20,146	1,343,335
Lockheed Martin Corp.	53,454	4,324,429
Northrop Grumman Corp.	52,585	3,075,171
Precision Castparts Corp.	29,091	4,793,906
Raytheon Co.	69,667	3,370,489
Rockwell Collins, Inc.	30,345	1,680,203
Textron, Inc.	56,066	1,036,660
United Technologies Corp.	182,429	13,333,736

		60,278,046

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	33,075	2,307,974
Expeditors International of Washington, Inc.	42,702	1,749,074
FedEx Corp.	63,875	5,334,201
United Parcel Service, Inc., Class B	194,313	14,221,768

		23,613,017

Airlines (0.0%)
Southwest Airlines Co.	156,665	1,341,052

Building Products (0.0%)
Masco Corp.	71,648	750,871

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	21,049	603,685
Cintas Corp.	22,249	774,488
Iron Mountain, Inc.	37,355	1,150,534
Pitney Bowes, Inc.	40,381	748,664
R.R. Donnelley & Sons Co.	37,516	541,356
Republic Services, Inc.	63,321	1,744,493
Stericycle, Inc.*	17,136	1,335,237
Waste Management, Inc.	92,617	3,029,502

		9,927,959

Construction & Engineering (0.1%)
Fluor Corp.	34,162	1,716,640
Jacobs Engineering Group, Inc.*	25,790	1,046,558
Quanta Services, Inc.*	42,066	906,102

		3,669,300

Electrical Equipment (0.3%)
Cooper Industries plc	32,517	1,760,796
Emerson Electric Co.	148,135	6,901,610

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Rockwell Automation, Inc.	28,523	$2,092,732
Roper Industries, Inc.	19,401	1,685,365

		12,440,503

Industrial Conglomerates (1.4%)
3M Co.	141,158	11,536,843
Danaher Corp.	114,661	5,393,654
General Electric Co.	2,125,542	38,068,457
Tyco International Ltd.	92,908	4,339,733

		59,338,687

Machinery (1.0%)
Caterpillar, Inc.	130,243	11,800,016
Cummins, Inc.	38,829	3,417,729
Deere & Co.	83,389	6,450,139
Dover Corp.	37,270	2,163,523
Eaton Corp.	67,229	2,926,478
Flowserve Corp.	11,213	1,113,675
Illinois Tool Works, Inc.	97,290	4,544,416
Ingersoll-Rand plc	62,844	1,914,857
Joy Global, Inc.	21,190	1,588,614
PACCAR, Inc.	72,066	2,700,313
Pall Corp.	23,204	1,326,109
Parker Hannifin Corp.	30,382	2,316,627
Snap-on, Inc.	11,690	591,748
Stanley Black & Decker, Inc.	33,921	2,293,060
Xylem, Inc.	37,116	953,510

		46,100,814

Professional Services (0.1%)
Dun & Bradstreet Corp.	9,796	733,035
Equifax, Inc.	24,422	946,108
Robert Half International, Inc.	28,625	814,668

		2,493,811

Road & Rail (0.5%)
CSX Corp.	211,362	4,451,284
Norfolk Southern Corp.	67,681	4,931,238
Ryder System, Inc.	10,232	543,728
Union Pacific Corp.	97,312	10,309,233

		20,235,483

Trading Companies & Distributors (0.1%)
Fastenal Co.	59,409	2,590,826
W.W. Grainger, Inc.	12,251	2,293,265

		4,884,091

Total Industrials		245,073,634

Information Technology (9.9%)
Communications Equipment (1.1%)
Cisco Systems, Inc.	1,082,336	19,568,635
F5 Networks, Inc.*	16,045	1,702,695
Harris Corp.	23,232	837,281
JDS Uniphase Corp.*	45,703	477,139
Juniper Networks, Inc.*	106,026	2,163,991
Motorola Mobility Holdings, Inc.*	53,054	2,058,495
Motorola Solutions, Inc.	57,703	2,671,072
QUALCOMM, Inc.	338,477	18,514,692

		47,994,000

Computers & Peripherals (2.4%)
Apple, Inc.*	187,197	$75,814,785
Dell, Inc.*	307,346	4,496,472
EMC Corp.*	410,645	8,845,293
Hewlett-Packard Co.	399,996	10,303,897
Lexmark International, Inc., Class A	14,412	476,605
NetApp, Inc.*	72,202	2,618,766
SanDisk Corp.*	48,389	2,381,223
Western Digital Corp.*	47,003	1,454,743

		106,391,784

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	33,349	1,513,711
Corning, Inc.	316,401	4,106,885
FLIR Systems, Inc.	31,140	780,680
Jabil Circuit, Inc.	36,599	719,536
Molex, Inc.	27,656	659,872
TE Connectivity Ltd.	85,408	2,631,421

		10,412,105

Internet Software & Services (1.1%)
Akamai Technologies, Inc.*	36,054	1,163,823
eBay, Inc.*	231,312	7,015,693
Google, Inc., Class A*	50,897	32,874,372
VeriSign, Inc.	32,029	1,144,076
Yahoo!, Inc.*	249,652	4,026,887

		46,224,851

IT Services (2.0%)
Accenture plc, Class A	129,112	6,872,632
Automatic Data Processing, Inc.	98,381	5,313,558
Cognizant Technology Solutions Corp., Class A*	60,932	3,918,537
Computer Sciences Corp.	31,009	734,913
Fidelity National Information Services, Inc.	48,718	1,295,412
Fiserv, Inc.*	28,298	1,662,224
International Business Machines Corp.	237,330	43,640,240
Mastercard, Inc., Class A	21,513	8,020,477
Paychex, Inc.	64,892	1,953,898
SAIC, Inc.*	55,603	683,361
Teradata Corp.*	33,664	1,633,041
Total System Services, Inc.	32,436	634,448
Visa, Inc., Class A	102,353	10,391,900
Western Union Co.	124,611	2,275,397

		89,030,038

Office Electronics (0.1%)
Xerox Corp.	279,175	2,222,233

Semiconductors & Semiconductor Equipment (1.2%)
Advanced Micro Devices, Inc.*	118,449	639,625
Altera Corp.	64,698	2,400,296
Analog Devices, Inc.	59,819	2,140,324
Applied Materials, Inc.	262,813	2,814,727
Broadcom Corp., Class A*	97,635	2,866,563
First Solar, Inc.*	11,715	395,498
Intel Corp.	1,025,220	24,861,585
KLA-Tencor Corp.	33,528	1,617,726
Linear Technology Corp.	45,924	1,379,098

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

LSI Corp.*	113,876	$677,562
Microchip Technology, Inc.	38,494	1,410,035
Micron Technology, Inc.*	197,986	1,245,332
Novellus Systems, Inc.*	13,372	552,130
NVIDIA Corp.*	122,916	1,703,616
Teradyne, Inc.*	36,963	503,806
Texas Instruments, Inc.	229,927	6,693,175
Xilinx, Inc.	52,865	1,694,852

		53,595,950

Software (1.8%)
Adobe Systems, Inc.*	98,741	2,791,408
Autodesk, Inc.*	45,465	1,378,953
BMC Software, Inc.*	34,193	1,120,846
CA, Inc.	74,452	1,505,047
Citrix Systems, Inc.*	37,498	2,276,879
Electronic Arts, Inc.*	66,875	1,377,625
Intuit, Inc.	59,878	3,148,984
Microsoft Corp.	1,507,349	39,130,780
Oracle Corp.	792,204	20,320,033
Red Hat, Inc.*	38,859	1,604,488
Salesforce.com, Inc.*	27,369	2,776,859
Symantec Corp.*	148,169	2,318,845

		79,750,747

Total Information Technology		435,621,708

Materials (1.8%)
Chemicals (1.1%)
Air Products and Chemicals, Inc.	42,398	3,611,886
Airgas, Inc.	13,787	1,076,489
CF Industries Holdings, Inc.	13,166	1,908,807
Dow Chemical Co.	237,931	6,842,896
E.I. du Pont de Nemours & Co.	185,981	8,514,210
Eastman Chemical Co.	27,645	1,079,814
Ecolab, Inc.	60,401	3,491,782
FMC Corp.	14,241	1,225,296
International Flavors & Fragrances, Inc.	16,296	854,236
Monsanto Co.	107,776	7,551,864
Mosaic Co.	59,895	3,020,505
PPG Industries, Inc.	31,060	2,593,199
Praxair, Inc.	60,418	6,458,684
Sherwin-Williams Co.	17,305	1,544,817
Sigma-Aldrich Corp.	24,300	1,517,778

		51,292,263

Construction Materials (0.0%)
Vulcan Materials Co.	26,052	1,025,146

Containers & Packaging (0.1%)
Ball Corp.	32,656	1,166,146
Bemis Co., Inc.	20,818	626,205
Owens-Illinois, Inc.*	32,854	636,710
Sealed Air Corp.	32,184	553,887

		2,982,948

Metals & Mining (0.5%)
Alcoa, Inc.	214,037	1,851,420
Allegheny Technologies, Inc.	21,473	1,026,409
Cliffs Natural Resources, Inc.	28,824	1,797,176

Freeport-McMoRan Copper & Gold, Inc.	190,874	$7,022,255
Newmont Mining Corp.	99,655	5,980,297
Nucor Corp.	63,617	2,517,325
Titanium Metals Corp.	16,548	247,889
United States Steel Corp.	28,776	761,413

		21,204,184

Paper & Forest Products (0.1%)
International Paper Co.	87,985	2,604,356
MeadWestvaco Corp.	34,460	1,032,077

		3,636,433

Total Materials		80,140,974

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	1,193,125	36,080,100
CenturyLink, Inc.	124,329	4,625,039
Frontier Communications Corp.	199,370	1,026,755
Verizon Communications, Inc.	569,984	22,867,758
Windstream Corp.	117,321	1,377,349

		65,977,001

Wireless Telecommunication Services (0.1%)
American Tower Corp., Class A	79,068	4,744,871
MetroPCS Communications, Inc.*	58,883	511,104
Sprint Nextel Corp.*	602,671	1,410,250

		6,666,225

Total Telecommunication Services		72,643,226

Utilities (2.0%)
Electric Utilities (1.1%)
American Electric Power Co., Inc.	97,188	4,014,836
Duke Energy Corp.	268,286	5,902,292
Edison International	65,622	2,716,751
Entergy Corp.	35,431	2,588,234
Exelon Corp.	133,503	5,790,025
FirstEnergy Corp.	84,229	3,731,345
NextEra Energy, Inc.	85,104	5,181,131
Northeast Utilities	35,673	1,286,725
Pepco Holdings, Inc.	45,806	929,862
Pinnacle West Capital Corp.	22,093	1,064,441
PPL Corp.	116,435	3,425,518
Progress Energy, Inc.	59,437	3,329,661
Southern Co.	173,536	8,032,981

		47,993,802

Gas Utilities (0.0%)
AGL Resources, Inc.	23,447	990,870
ONEOK, Inc.	20,733	1,797,344

		2,788,214

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	129,427	1,532,416
Constellation Energy Group, Inc.	40,522	1,607,508
NRG Energy, Inc.*	46,229	837,669

		3,977,593

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Multi-Utilities (0.8%)
Ameren Corp.	48,763	$1,615,518
CenterPoint Energy, Inc.	85,798	1,723,682
CMS Energy Corp.	50,490	1,114,819
Consolidated Edison, Inc.	58,965	3,657,599
Dominion Resources, Inc.	114,713	6,088,966
DTE Energy Co.	34,063	1,854,731
Integrys Energy Group, Inc.	15,579	844,070
NiSource, Inc.	56,614	1,347,979
PG&E Corp.	81,746	3,369,570
Public Service Enterprise Group, Inc.	101,983	3,366,459
SCANA Corp.	23,265	1,048,321
Sempra Energy	48,192	2,650,560
TECO Energy, Inc.	43,652	835,499
Wisconsin Energy Corp.	46,553	1,627,493
Xcel Energy, Inc.	97,440	2,693,242

		33,838,508

Total Utilities		88,598,117

Total Common Stocks (52.1%) (Cost $1,958,107,618)		2,291,790,599

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp. (Zero Coupon)*†	349	$—

Total Preferred Stocks (0.0%) (Cost $458)		—

Total Investments (52.1%) (Cost $1,958,108,076)		2,291,790,599
Other Assets Less Liabilities (47.9%)		2,103,845,831

Net Assets (100%)		$4,395,636,430

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $35,523,764.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$2,083,647,833	$1,417,390,590	$3,501,038,423	$—	$1,495,852	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	33,585	March-12	$2,099,689,461	$2,103,428,550	$3,739,089

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$244,613,268	$—	$—	$244,613,268
Consumer Staples	264,385,440	—	—	264,385,440
Energy	281,195,726	—	—	281,195,726
Financials	307,836,265	—	—	307,836,265
Health Care	271,682,241	—	—	271,682,241
Industrials	245,073,634	—	—	245,073,634
Information Technology	435,621,708	—	—	435,621,708
Materials	80,140,974	—	—	80,140,974
Telecommunication Services	72,643,226	—	—	72,643,226
Utilities	88,598,117	—	—	88,598,117
Futures	3,739,089	—	—	3,739,089
Preferred Stocks
Consumer Discretionary	—	—	—	—

Total Assets	$2,295,529,688	$—	$—	$2,295,529,688

Total Liabilities	$—	$—	$—	$—

Total	$2,295,529,688	$—	$—	$2,295,529,688

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Preferred Stocks- Consumer Discretionary††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—

††	Security received through corporate action with $0 market value.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	3,739,089	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,739,089

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(171,291,155)	—	—	(171,291,155)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(171,291,155)	$—	$—	$(171,291,155)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(59,714,199)	—	—	(59,714,199)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(59,714,199)	$—	$—	$(59,714,199)

The Portfolio held futures contracts with an average notional balance of approximately $1,994,213,000 for the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$163,166,236
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$381,029,781

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$458,670,137
Aggregate gross unrealized depreciation	(128,126,332)

Net unrealized appreciation	$330,543,805

Federal income tax cost of investments	$1,961,246,794

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $1,958,108,076)	$2,291,790,599
Cash	1,949,851,126
Cash held as collateral at broker	160,844,000
Dividends, interest and other receivables	3,624,359
Receivable for securities sold	363,225
Receivable from sub-advisor	114,758
Receivable from Separate Accounts for Trust shares sold	10,618
Other assets	3,387

Total assets	4,406,602,072

LIABILITIES
Due to broker for futures variation margin	8,060,752
Investment management fees payable	1,642,859
Payable to Separate Accounts for Trust shares redeemed	593,196
Administrative fees payable	531,007
Accrued expenses	137,828

Total liabilities	10,965,642

NET ASSETS	$4,395,636,430

Net assets were comprised of:
Paid in capital	$4,249,692,010
Accumulated undistributed net investment income (loss)	1,007,179
Accumulated undistributed net realized gain (loss) on investments and futures	(192,484,371)
Net unrealized appreciation (depreciation) on investments and futures	337,421,612

Net assets	$4,395,636,430

Class IA
Net asset value, offering and redemption price per share, $114,342 / 11,147 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.26

Class K
Net asset value, offering and redemption price per share, $4,395,522,088 / 428,493,244 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.26

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($1,495,852 of dividend income received from affiliates)	$51,604,959
Interest	761,714

Total income	52,366,673

EXPENSES
Investment management fees	20,418,252
Administrative fees	6,964,222
Printing and mailing expenses	341,901
Trustees’ fees	114,176
Professional fees	108,033
Custodian fees	98,000
Miscellaneous	94,279

Gross expenses	28,138,863
Less: Reimbursement from sub-advisor	(893,958)

Net expenses	27,244,905

NET INVESTMENT INCOME (LOSS)	25,121,768

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	46,580,126
Futures	(171,291,155)

Net realized gain (loss)	(124,711,029)

Change in unrealized appreciation (depreciation) on:
Securities	(36,255,298)
Futures	(59,714,199)

Net change in unrealized appreciation (depreciation)	(95,969,497)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(220,680,526)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(195,558,758)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$25,121,768		$25,221,981
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolios	(124,711,029)		236,049,347
Net change in unrealized appreciation (depreciation) on investments and futures	(95,969,497)		306,571,268

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(195,558,758)		567,842,596

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(634)		(24,928,980)
Class K†	(24,445,530)		—

	(24,446,164)		(24,928,980)

Distributions from net realized capital gains
Class IA	(152,480,684)		(253,454,476)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(176,926,848)		(278,383,456)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 28,966,056 and 20,499,395 shares, respectively ]	308,806,868		211,986,202
Capital shares issued in reinvestment of dividends and distributions [ 15,231,369 and 26,317,755 shares, respectively ]	152,481,318		278,383,456
Capital shares repurchased [ (469,238,913) and (54,792,534) shares, respectively ]	(4,820,358,918	)(z)	(597,152,059)

Total Class IA transactions	(4,359,070,732)		(106,782,401)

Class K†
Capital shares sold [ 439,567,535 and 0 shares, respectively ]	4,447,726,605	(z)	—
Capital shares issued in reinvestment of dividends [ 2,459,433 and 0 shares, respectively ]	24,445,530		—
Capital shares repurchased [ (13,533,724) and 0 shares, respectively ]	(136,390,873)		—

Total Class K transactions	4,335,781,262		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(23,289,470)		(106,782,401)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(395,775,076)		182,676,739
NET ASSETS:
Beginning of year	4,791,411,506		4,608,734,767

End of year (a)	$4,395,636,430		$4,791,411,506

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,007,179		$356,965

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the ATM Large Cap Portfolio exchanged approximately 423,319,321 Class IA shares for approximately 423,319,321 Class K shares. This exchange amounted to approximately $4,282,731,023.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		August 28, 2009* to December 31, 2009
Class IA	2011	2010
Net asset value, beginning of period	$11.27	$10.64	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.06 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures .	(0.64)	1.24	0.64

Total from investment operations	(0.58)	1.30	0.68

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.04)
Distributions from net realized gains	(0.37)	(0.61)	—

Total dividends and distributions	(0.43)	(0.67)	(0.04)

Net asset value, end of period	$10.26	$11.27	$10.64

Total return (b)	(5.02)%	12.79%	6.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$114	$4,791,412	$4,608,735
Ratio of expenses to average net assets:
After reimbursements (a)	0.59%	0.59%	0.62%
Before reimbursements (a)	0.62%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.50%	0.56%	1.19%
Before reimbursements (a)	0.47%	0.53%	1.18%
Portfolio turnover rate	7%	6%	44%

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.01

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures .	0.29

Total from investment operations	0.31

Less distributions:
Dividends from net investment income	(0.06)

Net asset value, end of period	$10.26

Total return (b)	3.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,395,522
Ratio of expenses to average net assets:
After reimbursements (a)	0.61%
Before reimbursements (a)	0.61%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.65%
Before reimbursements (a)	0.65%
Portfolio turnover rate	7%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM MID CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.*
Portfolio – Class IA Shares	(9.60)%	7.47%
Portfolio – Class K Shares**	(9.60)	7.47
S&P Mid Cap 400 Index	(1.73)	14.41

*   Date of inception 8/28/09.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (9.60)% for the year ended December 31, 2011. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned (1.73)% over the same period.

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the S&P Mid Cap 400 Index.

Portfolio Highlights

2011 was a challenging year for money managers as the equity markets whipsawed back and forth, previously reliable sectors faltered, and the broad U.S. equity market ended about where it began. This also was a difficult year for both the U.S. and global economies, due in large part to a political divide in the U.S. over budget deficits and government spending, and ongoing policy debates over European debt. The attendant flight-to-quality led to a substantial rally in U.S. bonds, which ended the year at or near historically low yield levels.

Stock market volatility remained at historically high levels in the fourth quarter, with the CBOE Market Volatility Index (VIX) approaching levels seen during the May 2010 correction. During this period, the S&P 500 Index continued to experience wild swings in value.

After six months of volatility, the year ended on a subdued note, recovering from third quarter losses but without much in the way of gains for the year. Evidence of stronger U.S. growth helped to lift the S&P 500 Index off its 2011 low reached in early October, but the index ended the year with a meager return.

Large caps significantly beat small caps. The Russell 2000® Index finished the year with a negative return as investors migrated toward the stability of large caps and their dividends. Developed-world stocks, as measured by the MSCI EAFE Index, also fell, driven largely by the continuing debt dilemma in Europe but also by losses in the tsunami-battered Japanese economy and stock market.

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	11.3%
Industrials	9.2
Information Technology	8.5
Consumer Discretionary	7.2
Health Care	5.5
Energy	3.8
Materials	3.7
Utilities	3.2
Consumer Staples	2.3
Telecommunication Services	0.3
Cash and Other	45.0

100.0%

ATM MID CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$836.80	$2.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.09	3.15
Class K†
Actual	1,000.00	1,015.95	2.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.05	3.19

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.62% and 0.63%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.2%)
Auto Components (0.2%)
Gentex Corp.	40,358	$1,194,193

Automobiles (0.1%)
Thor Industries, Inc.	12,354	338,870

Distributors (0.2%)
LKQ Corp.*	41,236	1,240,379

Diversified Consumer Services (0.4%)
ITT Educational Services, Inc.*	5,639	320,803
Matthews International Corp., Class A	8,027	252,289
Regis Corp.	16,077	266,074
Service Corp. International	64,153	683,229
Sotheby’s, Inc.	19,002	542,127
Strayer Education, Inc.	3,294	320,144

		2,384,666

Hotels, Restaurants & Leisure (0.9%)
Bally Technologies, Inc.*	12,220	483,423
Bob Evans Farms, Inc.	8,230	276,034
Brinker International, Inc.	22,669	606,622
Cheesecake Factory, Inc.*	15,382	451,462
International Speedway Corp., Class A	7,888	199,961
Life Time Fitness, Inc.*	11,954	558,849
Panera Bread Co., Class A*	8,368	1,183,654
Scientific Games Corp., Class A*	16,477	159,827
Wendy’s Co.	83,259	446,268
WMS Industries, Inc.*	15,640	320,933

		4,687,033

Household Durables (0.8%)
American Greetings Corp., Class A	11,019	137,848
KB Home	20,524	137,921
M.D.C. Holdings, Inc.	10,692	188,500
Mohawk Industries, Inc.*	16,085	962,687
NVR, Inc.*	1,496	1,026,256
Toll Brothers, Inc.*	41,423	845,858
Tupperware Brands Corp.	16,161	904,531

		4,203,601

Internet & Catalog Retail (0.1%)
HSN, Inc.	11,326	410,681

Leisure Equipment & Products (0.2%)
Polaris Industries, Inc.	19,502	1,091,722

Media (0.6%)
AMC Networks, Inc., Class A*	16,207	609,059
DreamWorks Animation SKG, Inc., Class A*	19,911	330,423
John Wiley & Sons, Inc., Class A	13,369	593,584
Lamar Advertising Co., Class A*	16,442	452,155
Meredith Corp.	10,515	343,315
New York Times Co., Class A*	33,739	260,802
Scholastic Corp.	7,145	214,136
Valassis Communications, Inc.*	12,530	240,952

		3,044,426

Multiline Retail (0.1%)
99 Cents Only Stores*	13,222	$290,223
Saks, Inc.*	45,043	439,169

		729,392

Specialty Retail (2.6%)
Aaron’s, Inc.	21,200	565,616
Advance Auto Parts, Inc.	20,471	1,425,396
Aeropostale, Inc.*	22,703	346,221
American Eagle Outfitters, Inc.	54,489	833,137
ANN, Inc.*	14,676	363,671
Ascena Retail Group, Inc.*	18,926	562,481
Barnes & Noble, Inc.*	11,663	168,880
Chico’s FAS, Inc.	47,144	525,184
Collective Brands, Inc.*	16,869	242,408
Dick’s Sporting Goods, Inc.	27,236	1,004,464
Foot Locker, Inc.	43,008	1,025,311
Guess?, Inc.	18,743	558,916
Office Depot, Inc.*	79,870	171,720
PetSmart, Inc.	31,432	1,612,147
RadioShack Corp.	27,863	270,550
Rent-A-Center, Inc.	16,512	610,944
Signet Jewelers Ltd.	24,475	1,075,921
Tractor Supply Co.	20,046	1,406,227
Williams-Sonoma, Inc.	29,155	1,122,467

		13,891,661

Textiles, Apparel & Luxury Goods (1.0%)
Deckers Outdoor Corp.*	10,938	826,585
Fossil, Inc.*	14,824	1,176,432
Hanesbrands, Inc.*	27,366	598,221
PVH Corp.	19,060	1,343,539
Under Armour, Inc., Class A*	10,352	743,170
Warnaco Group, Inc.*	11,398	570,356

		5,258,303

Total Consumer Discretionary		38,474,927

Consumer Staples (2.3%)
Beverages (0.4%)
Hansen Natural Corp.*	21,398	1,971,612

Food & Staples Retailing (0.1%)
Ruddick Corp.	13,901	592,738

Food Products (1.2%)
Corn Products International, Inc.	21,385	1,124,637
Flowers Foods, Inc.	31,754	602,691
Green Mountain Coffee Roasters, Inc.*	36,630	1,642,855
Lancaster Colony Corp.	5,631	390,454
Ralcorp Holdings, Inc.*	15,594	1,333,287
Smithfield Foods, Inc.*	46,000	1,116,880
Tootsie Roll Industries, Inc.	7,040	166,637

		6,377,441

Household Products (0.6%)
Church & Dwight Co., Inc.	40,308	1,844,494
Energizer Holdings, Inc.*	18,892	1,463,752

		3,308,246

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Tobacco (0.0%)
Universal Corp.	6,529	$300,073

Total Consumer Staples		12,550,110

Energy (3.8%)
Energy Equipment & Services (1.6%)
Atwood Oceanics, Inc.*	15,906	632,900
CARBO Ceramics, Inc.	5,588	689,168
Dresser-Rand Group, Inc.*	21,248	1,060,488
Dril-Quip, Inc.*	9,737	640,889
Helix Energy Solutions Group, Inc.*	29,639	468,296
Oceaneering International, Inc.	30,412	1,402,906
Oil States International, Inc.*	14,410	1,100,492
Patterson-UTI Energy, Inc.	43,407	867,272
Superior Energy Services, Inc.*	22,485	639,473
Tidewater, Inc.	14,583	718,942
Unit Corp.*	11,635	539,864

		8,760,690

Oil, Gas & Consumable Fuels (2.2%)
Arch Coal, Inc.	59,549	864,056
Bill Barrett Corp.*	13,159	448,327
Cimarex Energy Co.	24,191	1,497,423
Comstock Resources, Inc.*	13,219	202,251
Energen Corp.	20,272	1,013,600
Forest Oil Corp.*	31,489	426,676
HollyFrontier Corp.	58,598	1,371,193
Northern Oil and Gas, Inc.*	17,763	425,957
Patriot Coal Corp.*	25,472	215,748
Plains Exploration & Production Co.*	39,703	1,457,894
Quicksilver Resources, Inc.*	33,382	223,993
SM Energy Co.	18,013	1,316,750
Southern Union Co.	35,104	1,478,229
World Fuel Services Corp.	20,074	842,707

		11,784,804

Total Energy		20,545,494

Financials (11.3%)
Capital Markets (1.1%)
Affiliated Managers Group, Inc.*	15,060	1,445,007
Apollo Investment Corp.	55,498	357,407
Eaton Vance Corp.	32,302	763,619
Greenhill & Co., Inc.	8,072	293,579
Janus Capital Group, Inc.	52,549	331,584
Jefferies Group, Inc.	40,981	563,489
Raymond James Financial, Inc.	28,706	888,738
SEI Investments Co.	41,297	716,503
Waddell & Reed Financial, Inc., Class A	24,013	594,802

		5,954,728

Commercial Banks (2.3%)
Associated Banc-Corp	48,817	545,286
BancorpSouth, Inc.	20,255	223,210
Bank of Hawaii Corp.	13,049	580,550
Cathay General Bancorp	22,054	329,266
City National Corp./California	13,163	581,541
Commerce Bancshares, Inc./Missouri	22,556	859,835

Cullen/Frost Bankers, Inc.	17,264	$913,438
East West Bancorp, Inc.	41,959	828,690
First Niagara Financial Group, Inc.	97,922	845,067
FirstMerit Corp.	30,758	465,369
Fulton Financial Corp.	56,274	552,048
Hancock Holding Co.	23,799	760,854
International Bancshares Corp.	14,870	272,641
Prosperity Bancshares, Inc.	13,166	531,248
Signature Bank/New York*	13,024	781,310
SVB Financial Group*	12,252	584,298
Synovus Financial Corp.	221,196	311,886
TCF Financial Corp.	44,396	458,167
Trustmark Corp.	18,005	437,341
Valley National Bancorp	50,191	620,863
Webster Financial Corp.	20,691	421,890
Westamerica Bancorp	7,966	349,707

		12,254,505

Diversified Financial Services (0.2%)
MSCI, Inc., Class A*	33,907	1,116,558

Insurance (2.4%)
American Financial Group, Inc./Ohio	21,711	800,919
Arthur J. Gallagher & Co.	31,838	1,064,663
Aspen Insurance Holdings Ltd.	19,849	525,998
Brown & Brown, Inc.	32,645	738,756
Everest Reinsurance Group Ltd.	15,153	1,274,216
Fidelity National Financial, Inc., Class A	61,729	983,343
First American Financial Corp.	29,671	375,931
Hanover Insurance Group, Inc.	12,602	440,440
HCC Insurance Holdings, Inc.	32,042	881,155
Kemper Corp.	14,147	413,234
Mercury General Corp.	10,201	465,370
Old Republic International Corp.	71,906	666,569
Protective Life Corp.	23,264	524,836
Reinsurance Group of America, Inc.	20,658	1,079,380
StanCorp Financial Group, Inc.	12,474	458,419
Transatlantic Holdings, Inc.	16,205	886,900
W. R. Berkley Corp.	31,315	1,076,923

		12,657,052

Real Estate Investment Trusts (REITs) (4.8%)
Alexandria Real Estate Equities, Inc. (REIT)	17,453	1,203,733
American Campus Communities, Inc. (REIT)	19,982	838,445
BRE Properties, Inc. (REIT)	21,183	1,069,318
Camden Property Trust (REIT)	20,081	1,249,841
Corporate Office Properties Trust/Maryland (REIT)	20,200	429,452
Duke Realty Corp. (REIT)	71,255	858,623
Equity One, Inc. (REIT)	16,607	281,987
Essex Property Trust, Inc. (REIT)	9,657	1,356,905
Federal Realty Investment Trust (REIT)	17,943	1,628,327
Highwoods Properties, Inc. (REIT)	20,451	606,781
Home Properties, Inc. (REIT)	13,566	780,995

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hospitality Properties Trust (REIT)	34,762	$798,831
Liberty Property Trust (REIT)	32,644	1,008,047
Macerich Co. (REIT)	37,219	1,883,281
Mack-Cali Realty Corp. (REIT)	24,549	655,213
National Retail Properties, Inc. (REIT)	29,046	766,233
Omega Healthcare Investors, Inc. (REIT)	29,002	561,189
Potlatch Corp. (REIT)	11,323	352,258
Rayonier, Inc. (REIT)	34,009	1,517,822
Realty Income Corp. (REIT)	37,494	1,310,790
Regency Centers Corp. (REIT)	25,281	951,071
Senior Housing Properties Trust (REIT)	45,788	1,027,483
SL Green Realty Corp. (REIT)	24,259	1,616,620
Taubman Centers, Inc. (REIT)	16,331	1,014,155
UDR, Inc. (REIT)	61,712	1,548,971
Weingarten Realty Investors (REIT)	33,950	740,789

		26,057,160

Real Estate Management & Development (0.1%)
Jones Lang LaSalle, Inc.	12,272	751,783

Thrifts & Mortgage Finance (0.4%)
Astoria Financial Corp.	23,794	202,011
New York Community Bancorp, Inc.	123,221	1,524,244
Washington Federal, Inc.	30,272	423,505

		2,149,760

Total Financials		60,941,546

Health Care (5.5%)
Biotechnology (0.7%)
Regeneron Pharmaceuticals, Inc.*	21,416	1,187,089
United Therapeutics Corp.*	14,621	690,842
Vertex Pharmaceuticals, Inc.*	58,713	1,949,859

		3,827,790

Health Care Equipment & Supplies (1.5%)
Cooper Cos., Inc.	13,509	952,655
Gen-Probe, Inc.*	13,107	774,886
Hill-Rom Holdings, Inc.	17,372	585,263
Hologic, Inc.*	74,123	1,297,894
IDEXX Laboratories, Inc.*	15,847	1,219,585
Masimo Corp.*	16,884	315,477
ResMed, Inc.*	41,407	1,051,738
STERIS Corp.	16,347	487,467
Teleflex, Inc.	11,442	701,280
Thoratec Corp.*	16,837	565,050

		7,951,295

Health Care Providers & Services (2.1%)
AMERIGROUP Corp.*	13,532	799,471
Catalyst Health Solutions, Inc.*	14,133	734,916
Community Health Systems, Inc.*	25,485	444,713
Health Management Associates, Inc., Class A*	71,567	527,449
Health Net, Inc.*	23,365	710,763
Henry Schein, Inc.*	25,498	1,642,836
HMS Holdings Corp.*	23,947	765,825

LifePoint Hospitals, Inc.*	13,537	$502,899
Lincare Holdings, Inc.	24,931	640,976
MEDNAX, Inc.*	13,810	994,458
Omnicare, Inc.	32,231	1,110,358
Owens & Minor, Inc.	17,883	496,969
Universal Health Services, Inc., Class B	27,175	1,056,020
VCA Antech, Inc.*	24,381	481,525
WellCare Health Plans, Inc.*	12,108	635,670

		11,544,848

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	53,384	1,011,093

Life Sciences Tools & Services (0.7%)
Bio-Rad Laboratories, Inc., Class A*	5,537	531,774
Charles River Laboratories International, Inc.*	13,931	380,734
Covance, Inc.*	17,163	784,692
Mettler-Toledo International, Inc.*	8,884	1,312,256
Techne Corp.	10,420	711,269

		3,720,725

Pharmaceuticals (0.3%)
Endo Pharmaceuticals Holdings, Inc.*	32,918	1,136,658
Medicis Pharmaceutical Corp., Class A	17,791	591,551

		1,728,209

Total Health Care		29,783,960

Industrials (9.2%)
Aerospace & Defense (0.7%)
Alliant Techsystems, Inc.	9,280	530,445
BE Aerospace, Inc.*	29,081	1,125,726
Esterline Technologies Corp.*	8,620	482,461
Exelis, Inc.	52,004	470,636
Huntington Ingalls Industries, Inc.*	13,721	429,193
Triumph Group, Inc.	12,204	713,324

		3,751,785

Air Freight & Logistics (0.1%)
UTi Worldwide, Inc.	28,945	384,679

Airlines (0.2%)
Alaska Air Group, Inc.*	10,069	756,081
JetBlue Airways Corp.*	57,217	297,529

		1,053,610

Building Products (0.2%)
Fortune Brands Home & Security, Inc.*	43,821	746,272
Lennox International, Inc.	14,510	489,712

		1,235,984

Commercial Services & Supplies (1.0%)
Brink’s Co.	13,169	353,983
Clean Harbors, Inc.*	13,276	846,079

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Copart, Inc.*	15,000	$718,350
Corrections Corp. of America*	27,937	569,077
Deluxe Corp.	14,248	324,284
Herman Miller, Inc.	16,359	301,824
HNI Corp.	12,622	329,434
Mine Safety Appliances Co.	8,560	283,507
Rollins, Inc.	18,068	401,471
Waste Connections, Inc.	31,485	1,043,413

		5,171,422

Construction & Engineering (0.6%)
AECOM Technology Corp.*	32,499	668,504
Granite Construction, Inc.	9,672	229,420
KBR, Inc.	41,932	1,168,645
Shaw Group, Inc.*	18,296	492,162
URS Corp.*	22,440	788,093

		3,346,824

Electrical Equipment (1.0%)
Acuity Brands, Inc.	11,823	626,619
AMETEK, Inc.	45,052	1,896,689
General Cable Corp.*	14,652	366,447
Hubbell, Inc., Class B	16,583	1,108,739
Regal-Beloit Corp.	11,727	597,725
Thomas & Betts Corp.*	14,698	802,511

		5,398,730

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	17,197	761,827

Machinery (3.1%)
AGCO Corp.*	27,334	1,174,542
CLARCOR, Inc.	14,160	707,858
Crane Co.	13,789	644,084
Donaldson Co., Inc.	20,974	1,427,910
Gardner Denver, Inc.	14,263	1,099,107
Graco, Inc.	16,807	687,238
Harsco Corp.	22,645	466,034
IDEX Corp.	23,456	870,452
ITT Corp.	26,064	503,817
Kennametal, Inc.	22,352	816,295
Lincoln Electric Holdings, Inc.	23,552	921,354
Nordson Corp.	16,825	692,854
Oshkosh Corp.*	25,680	549,038
Pentair, Inc.	27,743	923,565
SPX Corp.	14,386	867,044
Terex Corp.*	30,815	416,311
Timken Co.	23,655	915,685
Trinity Industries, Inc.	22,583	678,845
Valmont Industries, Inc.	6,394	580,511
Wabtec Corp.	13,560	948,522
Woodward, Inc.	16,894	691,472

		16,582,538

Marine (0.3%)
Alexander & Baldwin, Inc.	11,754	479,798
Kirby Corp.*	15,671	1,031,779

		1,511,577

Professional Services (0.5%)
Corporate Executive Board Co.	9,343	355,968
FTI Consulting, Inc.*	11,524	488,848

Korn/Ferry International*	13,440	$229,286
Manpower, Inc.	22,982	821,607
Towers Watson & Co., Class A	14,551	872,042

		2,767,751

Road & Rail (0.9%)
Con-way, Inc.	15,617	455,392
J.B. Hunt Transport Services, Inc.	25,365	1,143,200
Kansas City Southern*	30,945	2,104,569
Landstar System, Inc.	13,255	635,180
Werner Enterprises, Inc.	12,428	299,515

		4,637,856

Trading Companies & Distributors (0.5%)
GATX Corp.	13,155	574,347
MSC Industrial Direct Co., Inc., Class A	12,956	927,002
United Rentals, Inc.*	17,605	520,228
Watsco, Inc.	8,030	527,250

		2,548,827

Total Industrials		49,153,410

Information Technology (8.5%)
Communications Equipment (0.7%)
ADTRAN, Inc.	17,899	539,834
Ciena Corp.*	27,147	328,479
Plantronics, Inc.	12,246	436,447
Polycom, Inc.*	49,873	812,930
Riverbed Technology, Inc.*	43,645	1,025,658
Tellabs, Inc.	103,059	416,358

		3,559,706

Computers & Peripherals (0.3%)
Diebold, Inc.	17,662	531,096
NCR Corp.*	44,304	729,244
QLogic Corp.*	28,286	424,290

		1,684,630

Electronic Equipment, Instruments & Components (1.3%)
Arrow Electronics, Inc.*	31,425	1,175,609
Avnet, Inc.*	41,786	1,299,127
Ingram Micro, Inc., Class A*	43,205	785,899
Itron, Inc.*	11,417	408,386
National Instruments Corp.	26,124	677,918
Tech Data Corp.*	11,652	575,725
Trimble Navigation Ltd.*	34,705	1,506,197
Vishay Intertechnology, Inc.*	44,191	397,277

		6,826,138

Internet Software & Services (0.7%)
AOL, Inc.*	27,404	413,800
Equinix, Inc.*	13,354	1,354,096
Monster Worldwide, Inc.*	36,244	287,415
Rackspace Hosting, Inc.*	29,185	1,255,247
ValueClick, Inc.*	23,191	377,781

		3,688,339

IT Services (1.6%)
Acxiom Corp.*	21,865	266,972
Alliance Data Systems Corp.*	14,060	1,459,990

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Broadridge Financial Solutions, Inc.	34,946	$788,032
Convergys Corp.*	33,774	431,294
CoreLogic, Inc.*	29,913	386,775
DST Systems, Inc.	9,424	428,981
Gartner, Inc.*	26,764	930,584
Global Payments, Inc.	22,021	1,043,355
Jack Henry & Associates, Inc.	24,392	819,815
Lender Processing Services, Inc.	23,761	358,078
ManTech International Corp., Class A	6,559	204,903
NeuStar, Inc., Class A*	18,376	627,908
VeriFone Systems, Inc.*	29,650	1,053,168

		8,799,855

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	14,665	524,714

Semiconductors & Semiconductor Equipment (1.4%)
Atmel Corp.*	130,281	1,055,276
Cree, Inc.*	32,458	715,374
Cypress Semiconductor Corp.*	43,607	736,522
Fairchild Semiconductor International, Inc.*	35,595	428,564
Integrated Device Technology, Inc.*	39,977	218,275
International Rectifier Corp.*	19,397	376,690
Intersil Corp., Class A	35,559	371,236
Lam Research Corp.*	33,707	1,247,833
MEMC Electronic Materials, Inc.*	64,929	255,820
RF Micro Devices, Inc.*	78,307	422,858
Semtech Corp.*	18,662	463,191
Silicon Laboratories, Inc.*	11,812	512,877
Skyworks Solutions, Inc.*	52,878	857,681

		7,662,197

Software (2.4%)
ACI Worldwide, Inc.*	9,307	266,553
Advent Software, Inc.*	9,023	219,800
ANSYS, Inc.*	25,989	1,488,650
Cadence Design Systems, Inc.*	76,647	797,129
Compuware Corp.*	60,688	504,924
Concur Technologies, Inc.*	13,160	668,396
FactSet Research Systems, Inc.	12,713	1,109,591
Fair Isaac Corp.	10,085	361,446
Informatica Corp.*	29,985	1,107,346
Mentor Graphics Corp.*	26,250	355,950
MICROS Systems, Inc.*	22,531	1,049,494
Parametric Technology Corp.*	32,909	600,918
Quest Software, Inc.*	15,802	293,917
Rovi Corp.*	30,930	760,260
Solera Holdings, Inc.	19,945	888,350
Synopsys, Inc.*	40,319	1,096,677
TIBCO Software, Inc.*	45,383	1,085,108

		12,654,509

Total Information Technology		45,400,088

Materials (3.7%)
Chemicals (1.6%)
Albemarle Corp.	25,042	$1,289,913
Ashland, Inc.	22,061	1,261,007
Cabot Corp.	18,029	579,452
Cytec Industries, Inc.	14,013	625,680
Intrepid Potash, Inc.*	14,829	335,580
Minerals Technologies, Inc.	5,014	283,441
NewMarket Corp.	3,026	599,481
Olin Corp.	22,508	442,282
RPM International, Inc.	36,825	904,054
Scotts Miracle-Gro Co., Class A	12,223	570,692
Sensient Technologies Corp.	14,064	533,026
Valspar Corp.	26,281	1,024,171

		8,448,779

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	12,860	969,772

Containers & Packaging (1.0%)
AptarGroup, Inc.	18,580	969,319
Greif, Inc., Class A	8,642	393,643
Packaging Corp. of America	27,529	694,832
Rock-Tenn Co., Class A	19,855	1,145,633
Silgan Holdings, Inc.	13,990	540,574
Sonoco Products Co.	28,108	926,440
Temple-Inland, Inc.	30,881	979,236

		5,649,677

Metals & Mining (0.7%)
Carpenter Technology Corp.	12,494	643,191
Commercial Metals Co.	32,829	454,025
Compass Minerals International, Inc.	9,281	638,997
Reliance Steel & Aluminum Co.	21,100	1,027,359
Steel Dynamics, Inc.	61,610	810,172
Worthington Industries, Inc.	15,119	247,649

		3,821,393

Paper & Forest Products (0.2%)
Domtar Corp.	10,285	822,389
Louisiana-Pacific Corp.*	38,372	309,662

		1,132,051

Total Materials		20,021,672

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.2%)
tw telecom, Inc.*	41,983	813,631

Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	25,864	669,619

Total Telecommunication Services		1,483,250

Utilities (3.2%)
Electric Utilities (1.0%)
Cleco Corp.	17,072	650,443
Great Plains Energy, Inc.	38,218	832,388
Hawaiian Electric Industries, Inc.	27,031	715,781
IDACORP, Inc.	14,059	596,242
NV Energy, Inc.	66,460	1,086,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

PNM Resources, Inc.	22,402	$408,389
Westar Energy, Inc.	32,939	947,984

		5,237,848

Gas Utilities (0.9%)
Atmos Energy Corp.	25,461	849,124
National Fuel Gas Co.	23,379	1,299,405
Questar Corp.	50,027	993,536
UGI Corp.	32,479	954,883
WGL Holdings, Inc.	14,462	639,510

		4,736,458

Multi-Utilities (1.2%)
Alliant Energy Corp.	31,308	1,380,996
Black Hills Corp.	11,125	373,577
MDU Resources Group, Inc.	53,173	1,141,093

NSTAR	29,233	$1,372,782
OGE Energy Corp.	27,583	1,564,232
Vectren Corp.	22,997	695,199

		6,527,879

Water Utilities (0.1%)
Aqua America, Inc.	38,987	859,663

Total Utilities		17,361,848

Total Investments (55.0%) (Cost $253,183,792)		295,716,305
Other Assets Less Liabilities (45.0%)		241,591,765

Net Assets (100%)		$537,308,070

*	Non-income producing.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$368,857,713	$277,973,683	$646,831,396	$—	$249,046	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	245	March-12	$18,118,761	$18,100,600	$(18,161)
S&P 500 E-Mini Index	289	March-12	18,067,392	18,100,070	32,678
S&P Mid Cap 400 E-Mini Index	2,341	March-12	206,188,863	205,375,930	(812,933)

					$(798,416)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$38,474,927	$—	$—	$38,474,927
Consumer Staples	12,550,110	—	—	12,550,110
Energy	20,545,494	—	—	20,545,494
Financials	60,941,546	—	—	60,941,546
Health Care	29,783,960	—	—	29,783,960
Industrials	49,153,410	—	—	49,153,410
Information Technology	44,860,254	539,834	—	45,400,088
Materials	20,021,672	—	—	20,021,672
Telecommunication Services	1,483,250	—	—	1,483,250
Utilities	17,361,848	—	—	17,361,848
Futures	32,678	—	—	32,678

Total Assets	$295,209,149	$539,834	$—	$295,748,983

Liabilities:
Futures	$(831,094)	$—	$—	$(831,094)

Total Liabilities	$(831,094)	$—	$—	$(831,094)

Total	$294,378,055	$539,834	$—	$294,917,889

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	32,678	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$32,678

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(831,094	)*
Commodity contracts	Payables	—
Other contracts	Payables

Total		$(831,094)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(40,727,447)	—	—	(40,727,447)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(40,727,447)	$—	$—	$(40,727,447)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(9,187,900)	—	—	(9,187,900)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(9,187,900)	$—	$—	$(9,187,900)

The Portfolio held futures contracts with an average notional balance of approximately $305,208,000 during year ended December 31, 2011.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$51,284,828
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$186,951,694

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$61,680,426
Aggregate gross unrealized depreciation	(19,383,444)

Net unrealized appreciation	$42,296,982

Federal income tax cost of investments	$253,419,323

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $253,183,792)	$295,716,305
Cash	224,744,915
Cash held as collateral at broker	18,231,400
Dividends, interest and other receivables	322,975
Receivable for securities sold	158,735
Receivable from sub-advisor	19,549
Receivable from Separate Accounts for Trust shares sold	1,180
Other assets	558

Total assets	539,195,617

LIABILITIES
Due to broker for futures variation margin	894,220
Payable for securities purchased	533,154
Investment management fees payable	207,414
Payable to Separate Accounts for Trust shares redeemed	70,542
Administrative fees payable	44,830
Accrued expenses	137,387

Total liabilities	1,887,547

NET ASSETS	$537,308,070

Net assets were comprised of:
Paid in capital	$505,281,153
Accumulated undistributed net investment income (loss)	231,871
Accumulated undistributed net realized gain (loss) on investments and futures	(9,939,051)
Net unrealized appreciation (depreciation) on investments and futures	41,734,097

Net assets	$537,308,070

Class IA
Net asset value, offering and redemption price per share, $118,310 / 12,633 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.37

Class K
Net asset value, offering and redemption price per share, $537,189,760 / 57,358,512 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.37

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($249,046 of dividend income received from affiliates)	$4,964,180
Interest	95,939

Total income	5,060,119

EXPENSES
Investment management fees	3,169,889
Administrative fees	1,153,950
Printing and mailing expenses	49,584
Professional fees	29,194
Trustees’ fees	18,999
Miscellaneous	19,305

Gross expenses	4,440,921
Less: Reimbursement from sub-advisor	(146,866)

Net expenses	4,294,055

NET INVESTMENT INCOME (LOSS)	766,064

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	39,763,127
Futures	(40,727,447)

Net realized gain (loss)	(964,320)

Change in unrealized appreciation (depreciation) on:
Securities	(43,488,351)
Futures	(9,187,900)

Net change in unrealized appreciation (depreciation)	(52,676,251)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(53,640,571)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(52,874,507)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$766,064		$1,981,799
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolio	(964,320)		141,190,763
Net change in unrealized appreciation (depreciation) on investments and futures	(52,676,251)		50,650,357

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,874,507)		193,822,919

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(212)		(1,576,109)
Class K†	(982,566)		—

	(982,778)		(1,576,109)

Distributions from net realized capital gains
Class IA	(60,799,673)		(103,610,296)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(61,782,451)		(105,186,405)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,555,396 and 915,362 shares, respectively ]	18,027,056		10,160,905
Capital shares issued in reinvestment of dividends and distributions [ 6,577,438 and 9,450,132 shares, respectively ]	60,799,885		105,186,405
Capital shares repurchased [ (80,886,986) and (41,184,795) shares, respectively ]	(809,336,527	)(z)	(467,355,302)

Total Class IA transactions	(730,509,586)		(352,007,992)

Class K†
Capital shares sold [ 64,397,291 and 0 shares, respectively ]	606,098,680	(z)	—
Capital shares issued in reinvestment of dividends [ 108,687 and 0 shares, respectively ]	982,566		—
Capital shares repurchased [ (7,147,466) and 0 shares, respectively ]	(66,511,685)		—

Total Class K transactions	540,569,561		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(189,940,025)		(352,007,992)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(304,596,983)		(263,371,478)
NET ASSETS:
Beginning of year	841,905,053		1,105,276,531

End of year (a)	$537,308,070		$841,905,053

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$231,871		$532,032

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the ATM Mid Cap Portfolio exchanged approximately 64,168,039 Class IA shares for approximately 64,168,039 Class K shares. This exchange amounted to approximately $603,957,751.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$11.57	$10.67	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	0.02 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	(1.13)	2.29	0.67

Total from investment operations	(1.12)	2.31	0.69

Less distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.02)
Distributions from net realized gains	(1.06)	(1.39)	—

Total dividends and distributions	(1.08)	(1.41)	(0.02)

Net asset value, end of period	$9.37	$11.57	$10.67

Total return (b)	(9.60)%	22.46%	6.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$118	$841,905	$1,105,277
Ratio of expenses to average net assets:
After reimbursements (a)	0.60%	0.63%	0.64%
Before reimbursements (a)	0.63%	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.11%	0.20%	0.72%
Before reimbursements (a)	0.08%	0.17%	0.71%
Portfolio turnover rate	14%	18%	84%

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.24

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)
Net realized and unrealized gain (loss) on investments and futures	0.15

Total from investment operations	0.15

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$9.37

Total return (b)	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$537,190
Ratio of expenses to average net assets:
After reimbursements (a)	0.63%
Before reimbursements (a)	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.10%
Before reimbursements (a)	0.10%
Portfolio turnover rate	14%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM SMALL CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.*
Portfolio – Class IA Shares	(11.99)%	6.11%
Portfolio – Class K Shares**	(11.99)	6.11
Russell 2000® Index	(4.18)	12.50

*   Date of inception 8/28/09.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (11.99)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 2000® Index, returned (4.18)% over the same period.

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000® Index.

Portfolio Highlights

2011 was a challenging year for money managers as the equity markets whipsawed back and forth, previously reliable sectors faltered, and the broad U.S. equity market ended about where it began. This also was a difficult year for both the U.S. and global economies, due in large part to a political divide in the U.S. over budget deficits and government spending, and ongoing policy debates over European debt. The attendant flight-to-quality led to a substantial rally in U.S. bonds, which ended the year at or near historically low yield levels.

Stock market volatility remained at historically high levels in the fourth quarter, with the CBOE Market Volatility Index (VIX) approaching levels seen during the May 2010 correction. During this period, the S&P 500 Index continued to experience wild swings in value.

After six months of volatility, the year ended on a subdued note, recovering from third quarter losses but without much in the way of gains for the year. Evidence of stronger U.S. growth helped to lift the S&P 500 Index off its 2011 low reached in early October, but the index ended the year with a meager return.

Large caps significantly beat small caps. The Russell 2000® Index finished the year with a negative return as investors migrated toward the stability of large caps and their dividends. Developed-world stocks, as measured by the MSCI EAFE Index, also fell, driven largely by the continuing debt dilemma in Europe but also by losses in the tsunami-battered Japanese economy and stock market.

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	11.9%
Information Technology	9.3
Industrials	8.5
Consumer Discretionary	7.0
Health Care	6.8
Energy	3.6
Materials	2.4
Utilities	2.0
Consumer Staples	2.0
Telecommunication Services	0.4
Cash and Other	46.1

100.0%

ATM SMALL CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$830.50	$2.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.15	3.09
Class K†
Actual	1,000.00	1,024.08	2.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.17

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.61% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.0%)
Auto Components (0.4%)
American Axle & Manufacturing Holdings, Inc.*	36,215	$358,166
Amerigon, Inc.*	12,819	182,799
Cooper Tire & Rubber Co.	31,696	444,061
Dana Holding Corp.*	78,034	948,113
Dorman Products, Inc.*	5,587	206,328
Drew Industries, Inc.*	9,789	240,124
Exide Technologies, Inc.*	38,324	100,792
Fuel Systems Solutions, Inc.*	7,173	118,283
Modine Manufacturing Co.*	24,219	229,112
Motorcar Parts of America, Inc.*	3,156	23,670
Shiloh Industries, Inc.*	9,992	83,733
Spartan Motors, Inc.	22,610	108,754
Standard Motor Products, Inc.	10,353	207,578
Stoneridge, Inc.*	11,710	98,715
Superior Industries International, Inc.	10,433	172,562
Tenneco, Inc.*	31,990	952,662
Tower International, Inc.*	7,361	79,057

		4,554,509

Automobiles (0.0%)
Winnebago Industries, Inc.*	15,150	111,807

Distributors (0.1%)
Core-Mark Holding Co., Inc.	5,628	222,869
Pool Corp.	26,003	782,690
VOXX International Corp.*	13,153	111,143
Weyco Group, Inc.	5,094	125,058

		1,241,760

Diversified Consumer Services (0.7%)
American Public Education, Inc.*	8,890	384,759
Archipelago Learning, Inc.*	3,301	31,921
Ascent Capital Group, Inc., Class A*	7,208	365,590
Bridgepoint Education, Inc.*	8,491	195,293
Cambium Learning Group, Inc.*	20,596	62,200
Capella Education Co.*	7,888	284,362
Coinstar, Inc.*	16,484	752,330
Corinthian Colleges, Inc.*	42,264	91,713
Grand Canyon Education, Inc.*	15,021	239,735
Hillenbrand, Inc.	34,045	759,884
K12, Inc.*	13,159	236,073
Lincoln Educational Services Corp.	10,138	80,090
Mac-Gray Corp.	3,041	41,935
Matthews International Corp., Class A	16,342	513,629
National American University Holdings, Inc.	11,153	84,540
Regis Corp.	29,137	482,217
School Specialty, Inc.*	14,271	35,678
Sotheby’s, Inc.	36,714	1,047,450
Steiner Leisure Ltd.*	7,366	334,343
Stewart Enterprises, Inc., Class A	42,217	243,170

Strayer Education, Inc.	6,652	$646,508
Universal Technical Institute, Inc.*	9,981	127,557

		7,040,977

Hotels, Restaurants & Leisure (1.5%)
AFC Enterprises, Inc.*	10,914	160,436
Ambassadors Group, Inc.	11,688	52,713
Ameristar Casinos, Inc.	15,474	267,546
Benihana, Inc.*	3,674	37,585
Biglari Holdings, Inc.*	641	236,042
BJ’s Restaurants, Inc.*	13,070	592,332
Bob Evans Farms, Inc.	15,463	518,629
Boyd Gaming Corp.*	27,382	204,270
Bravo Brio Restaurant Group, Inc.*	4,925	84,464
Buffalo Wild Wings, Inc.*	9,872	666,459
Caribou Coffee Co., Inc.*	8,343	116,385
Carrols Restaurant Group, Inc.*	11,195	129,526
CEC Entertainment, Inc.	11,156	384,324
Cheesecake Factory, Inc.*	32,297	947,917
Churchill Downs, Inc.	6,163	321,277
Cracker Barrel Old Country Store, Inc.	11,984	604,113
Denny’s Corp.*	53,529	201,269
DineEquity, Inc.*	8,916	376,344
Domino’s Pizza, Inc.*	32,620	1,107,449
Einstein Noah Restaurant Group, Inc.	1,590	25,154
Gaylord Entertainment Co.*	18,186	439,010
International Speedway Corp., Class A	15,959	404,561
Interval Leisure Group, Inc.*	21,686	295,146
Isle of Capri Casinos, Inc.*	14,797	69,102
Jack in the Box, Inc.*	26,443	552,659
Jamba, Inc.*	51,540	67,517
Krispy Kreme Doughnuts, Inc.*	31,206	204,087
Life Time Fitness, Inc.*	22,335	1,044,161
Luby’s, Inc.*	4,749	21,418
Marcus Corp.	12,049	151,938
McCormick & Schmick’s Seafood Restaurants, Inc.*	11,287	98,648
Monarch Casino & Resort, Inc.*	8,451	86,116
Morgans Hotel Group Co.*	16,880	99,592
Multimedia Games Holding Co., Inc.*	15,071	119,664
O’Charleys, Inc.*	10,491	57,596
Orient-Express Hotels Ltd., Class A*	49,521	369,922
P.F. Chang’s China Bistro, Inc.	11,792	364,491
Papa John’s International, Inc.*	9,959	375,255
Peet’s Coffee & Tea, Inc.*	6,236	390,873
Pinnacle Entertainment, Inc.*	30,927	314,218
Red Lion Hotels Corp.*	14,765	102,321
Red Robin Gourmet Burgers, Inc.*	6,831	189,219
Ruby Tuesday, Inc.*	31,526	217,529
Ruth’s Hospitality Group, Inc.*	25,020	124,349
Scientific Games Corp., Class A*	31,015	300,846
Shuffle Master, Inc.*	28,074	329,027
Six Flags Entertainment Corp.	22,632	933,344

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Sonic Corp.*	29,677	$199,726
Speedway Motorsports, Inc.	3,131	47,998
Texas Roadhouse, Inc.	34,213	509,774
Town Sports International Holdings, Inc.*	5,358	39,381
Vail Resorts, Inc.	19,286	816,955

		16,370,677

Household Durables (0.4%)
American Greetings Corp., Class A	20,266	253,528
Beazer Homes USA, Inc.*	19,895	49,340
Blyth, Inc.	1,331	75,601
Cavco Industries, Inc.*	4,042	161,923
CSS Industries, Inc.	6,143	122,369
Ethan Allen Interiors, Inc.	11,378	269,772
Furniture Brands International, Inc.*	21,394	26,315
Helen of Troy Ltd.*	15,435	473,854
Hovnanian Enterprises, Inc., Class A*	35,319	51,213
iRobot Corp.*	11,657	347,961
KB Home	41,756	280,600
La-Z-Boy, Inc.*	25,040	297,976
Libbey, Inc.*	10,541	134,292
Lifetime Brands, Inc.	7,551	91,669
M.D.C. Holdings, Inc.	20,350	358,770
M/I Homes, Inc.*	10,764	103,334
Meritage Homes Corp.*	15,363	356,268
Ryland Group, Inc.	22,641	356,822
Sealy Corp.*	43,857	75,434
Skullcandy, Inc.*	2,502	31,325
Skyline Corp.	4,389	19,092
Standard Pacific Corp.*	49,766	158,256
Universal Electronics, Inc.*	6,753	113,923
Zagg, Inc.*	5,596	39,564

		4,249,201

Internet & Catalog Retail (0.2%)
1-800-FLOWERS.COM, Inc., Class A*	28,094	61,807
Blue Nile, Inc.*	5,781	236,327
Geeknet, Inc.*	1,137	19,386
HSN, Inc.	20,941	759,321
Nutrisystem, Inc.	14,586	188,597
Orbitz Worldwide, Inc.*	5,252	19,747
Overstock.com, Inc.*	12,612	98,878
PetMed Express, Inc.	9,831	102,046
Shutterfly, Inc.*	15,514	353,099
U.S. Auto Parts Network, Inc.*	13,688	59,816
Valuevision Media, Inc., Class A*	23,118	43,462

		1,942,486

Leisure Equipment & Products (0.2%)
Arctic Cat, Inc.*	3,084	69,544
Black Diamond, Inc.*	3,346	24,995
Brunswick Corp.	46,387	837,749
Callaway Golf Co.	28,871	159,657
Eastman Kodak Co.*	137,892	89,561
JAKKS Pacific, Inc.	14,600	206,006

Johnson Outdoors, Inc., Class A*	1,218	$18,696
Leapfrog Enterprises, Inc.*	10,558	59,019
Marine Products Corp.*	10,543	52,293
Smith & Wesson Holding Corp.*	15,374	67,031
Steinway Musical Instruments, Inc.*	1,651	41,341
Sturm Ruger & Co., Inc.	8,867	296,690
Summer Infant, Inc.*	3,516	24,753

		1,947,335

Media (0.7%)
AH Belo Corp., Class A	16,381	77,810
Arbitron, Inc.	14,611	502,764
Belo Corp., Class A	46,340	291,942
Central European Media Enterprises Ltd., Class A*	19,854	129,448
Cinemark Holdings, Inc.	50,398	931,859
Crown Media Holdings, Inc., Class A*	47,612	57,611
Cumulus Media, Inc., Class A*	8,993	30,037
Dial Global, Inc.*	7,702	24,569
Digital Domain Media Group, Inc.*	970	5,898
Digital Generation, Inc.*	13,206	157,416
Entercom Communications Corp., Class A*	13,424	82,558
Entravision Communications Corp., Class A	40,416	63,049
EW Scripps Co., Class A*	8,138	65,185
Fisher Communications, Inc.*	2,257	65,069
Global Sources Ltd.*	11,456	55,562
Gray Television, Inc.*	45,110	73,078
Harte-Hanks, Inc.	19,358	175,964
Journal Communications, Inc., Class A*	23,253	102,313
Knology, Inc.*	13,480	191,416
LIN TV Corp., Class A*	7,751	32,787
Lions Gate Entertainment Corp.*	28,287	235,348
Live Nation Entertainment, Inc.*	73,634	611,899
Martha Stewart Living Omnimedia, Inc., Class A	7,098	31,231
McClatchy Co., Class A*	31,016	74,128
MDC Partners, Inc., Class A	6,410	86,663
Meredith Corp.	19,771	645,523
National CineMedia, Inc.	28,453	352,817
New York Times Co., Class A*	74,430	575,344
Nexstar Broadcasting Group, Inc., Class A*	2,854	22,375
Outdoor Channel Holdings, Inc.	12,574	93,802
ReachLocal, Inc.*	7,632	47,166
Rentrak Corp.*	9,037	129,048
Saga Communications, Inc., Class A*	932	34,838
Scholastic Corp.	14,339	429,740
Sinclair Broadcast Group, Inc., Class A	24,692	279,760
Valassis Communications, Inc.*	24,795	476,808
Value Line, Inc.	5,123	52,664

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

World Wrestling Entertainment, Inc., Class A	7,155	$66,685

		7,362,174

Multiline Retail (0.1%)
99 Cents Only Stores*	23,851	523,529
Bon-Ton Stores, Inc.	11,283	38,024
Fred’s, Inc., Class A	17,164	250,251
Gordmans Stores, Inc.*	7,413	93,181
Saks, Inc.*	66,962	652,880
Tuesday Morning Corp.*	21,673	74,772

		1,632,637

Specialty Retail (1.9%)
Aeropostale, Inc.*	43,847	668,667
America’s Car-Mart, Inc.*	4,493	176,036
ANN, Inc.*	28,957	717,554
Asbury Automotive Group, Inc.*	15,170	327,065
Ascena Retail Group, Inc.*	33,277	988,992
Barnes & Noble, Inc.*	16,975	245,798
bebe stores, Inc.	9,821	81,809
Big 5 Sporting Goods Corp.	10,395	108,524
Body Central Corp.*	2,990	74,630
Brown Shoe Co., Inc.	21,654	192,721
Buckle, Inc.	14,465	591,185
Build-A-Bear Workshop, Inc.*	3,804	32,182
Cabela’s, Inc.*	23,501	597,395
Casual Male Retail Group, Inc.*	34,242	117,108
Cato Corp., Class A	13,413	324,595
Charming Shoppes, Inc.*	61,708	302,369
Children’s Place Retail Stores, Inc.*	13,551	719,829
Christopher & Banks Corp.	15,522	36,321
Citi Trends, Inc.*	7,308	64,164
Coldwater Creek, Inc.*	42,002	49,562
Collective Brands, Inc.*	31,792	456,851
Conn’s, Inc.*	3,798	42,158
Cost Plus, Inc.*	4,956	48,321
Destination Maternity Corp.	7,103	118,762
Express, Inc.*	29,979	597,781
Finish Line, Inc., Class A	25,892	499,327
Francesca’s Holdings Corp.*	2,618	45,291
Genesco, Inc.*	13,056	806,077
GNC Holdings, Inc., Class A*	12,370	358,112
Group 1 Automotive, Inc.	12,569	651,074
Haverty Furniture Cos., Inc.	4,773	52,408
hhgregg, Inc.*	4,376	63,233
Hibbett Sports, Inc.*	15,024	678,784
HOT Topic, Inc.	11,013	72,796
Jos. A. Bank Clothiers, Inc.*	14,154	690,149
Kirkland’s, Inc.*	7,664	101,931
Lithia Motors, Inc., Class A	12,160	265,818
Lumber Liquidators Holdings, Inc.*	11,422	201,713
MarineMax, Inc.*	16,607	108,278
Mattress Firm Holding Corp.*	1,503	34,855
Men’s Wearhouse, Inc.	27,260	883,497
Monro Muffler Brake, Inc.	16,490	639,647
New York & Co., Inc.*	24,702	65,707
Office Depot, Inc.*	150,566	323,717
OfficeMax, Inc.*	43,065	195,515

Pacific Sunwear of California, Inc.*	31,498	$53,862
Penske Automotive Group, Inc.	22,355	430,334
PEP Boys-Manny, Moe & Jack	27,440	301,840
Pier 1 Imports, Inc.*	54,006	752,304
Rent-A-Center, Inc.	30,526	1,129,462
Rue21, Inc.*	7,437	160,639
Select Comfort Corp.*	27,772	602,375
Shoe Carnival, Inc.*	4,958	127,421
Sonic Automotive, Inc., Class A	20,891	309,396
Stage Stores, Inc.	15,715	218,281
Stein Mart, Inc.*	16,046	109,273
Systemax, Inc.*	2,728	44,766
Talbots, Inc.*	35,094	93,350
Teavana Holdings, Inc.*	1,885	35,400
Vitamin Shoppe, Inc.*	13,472	537,263
West Marine, Inc.*	8,839	102,798
Wet Seal, Inc., Class A*	43,812	142,827
Winmark Corp.	565	32,414
Zale Corp.*	8,372	31,897
Zumiez, Inc.*	11,081	307,609

		19,941,819

Textiles, Apparel & Luxury Goods (0.8%)
Carter’s, Inc.*	26,605	1,059,145
Cherokee, Inc.	5,811	67,814
Columbia Sportswear Co.	6,172	287,307
Crocs, Inc.*	46,697	689,715
Delta Apparel, Inc.*	1,834	35,011
G-III Apparel Group Ltd.*	8,179	203,739
Iconix Brand Group, Inc.*	38,673	629,983
Jones Group, Inc.	43,897	463,113
Kenneth Cole Productions, Inc., Class A*	6,020	63,752
K-Swiss, Inc., Class A*	16,501	48,183
Liz Claiborne, Inc.*	50,085	432,234
Maidenform Brands, Inc.*	11,678	213,707
Movado Group, Inc.	4,433	80,548
Oxford Industries, Inc.	6,986	315,208
Perry Ellis International, Inc.*	6,641	94,435
Quiksilver, Inc.*	60,500	218,405
R.G. Barry Corp.	2,298	27,760
Skechers U.S.A., Inc., Class A*	18,141	219,869
Steven Madden Ltd.*	19,968	688,896
True Religion Apparel, Inc.*	12,957	448,053
Unifi, Inc.*	3,625	27,550
Vera Bradley, Inc.*	10,786	347,848
Warnaco Group, Inc.*	22,635	1,132,655
Wolverine World Wide, Inc.	26,567	946,848

		8,741,778

Total Consumer Discretionary		75,137,160

Consumer Staples (2.0%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	4,001	434,349
Central European Distribution Corp.*	39,477	172,712
Coca-Cola Bottling Co. Consolidated	2,281	133,553
Craft Brewers Alliance, Inc.*	2,667	16,055

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Heckmann Corp.*	52,788	$351,040
MGP Ingredients, Inc.	3,085	15,549
National Beverage Corp.*	7,790	125,185
Primo Water Corp.*	11,207	34,069

		1,282,512

Food & Staples Retailing (0.6%)
Andersons, Inc.	10,053	438,914
Arden Group, Inc., Class A	989	89,020
Casey’s General Stores, Inc.	19,999	1,030,148
Chefs’ Warehouse, Inc.*	2,630	46,972
Fresh Market, Inc.*	15,215	607,079
Ingles Markets, Inc., Class A	8,607	129,621
Nash Finch Co.	6,278	183,820
Pantry, Inc.*	12,061	144,370
Pricesmart, Inc.	8,949	622,761
Rite Aid Corp.*	288,892	364,004
Ruddick Corp.	26,683	1,137,763
Spartan Stores, Inc.	10,250	189,625
Susser Holdings Corp.*	2,416	54,650
United Natural Foods, Inc.*	25,347	1,014,133
Village Super Market, Inc., Class A	1,620	46,089
Weis Markets, Inc.	5,838	233,170
Winn-Dixie Stores, Inc.*	28,975	271,786

		6,603,925

Food Products (0.8%)
Alico, Inc.	901	17,452
B&G Foods, Inc.	25,213	606,877
Calavo Growers, Inc.	3,029	77,785
Cal-Maine Foods, Inc.	7,652	279,834
Chiquita Brands International, Inc.*	23,104	192,687
Darling International, Inc.*	63,448	843,224
Diamond Foods, Inc.	11,933	385,078
Dole Food Co., Inc.*	16,371	141,609
Farmer Bros Co.	6,198	47,353
Fresh Del Monte Produce, Inc.	19,614	490,546
Griffin Land & Nurseries, Inc.	649	17,173
Hain Celestial Group, Inc.*	20,466	750,284
Imperial Sugar Co.	6,570	23,455
J&J Snack Foods Corp.	6,844	364,648
Lancaster Colony Corp.	10,418	722,384
Lifeway Foods, Inc.*	1,737	16,745
Limoneira Co.	5,046	85,328
Omega Protein Corp.*	5,086	36,263
Pilgrim’s Pride Corp.*	12,948	74,580
Sanderson Farms, Inc.	11,525	577,748
Seneca Foods Corp., Class A*	2,346	60,574
Smart Balance, Inc.*	43,140	231,230
Snyders-Lance, Inc.	25,609	576,203
Tootsie Roll Industries, Inc.	11,948	282,809
TreeHouse Foods, Inc.*	18,664	1,220,252

		8,122,121

Household Products (0.1%)
Central Garden & Pet Co., Class A*	23,316	193,989
Harbinger Group, Inc.*	2,284	9,159
Oil-Dri Corp. of America	3,942	79,786

Spectrum Brands Holdings, Inc.*	8,782	$240,627
WD-40 Co.	8,564	346,071

		869,632

Personal Products (0.3%)
Elizabeth Arden, Inc.*	13,278	491,817
Female Health Co.	4,846	21,855
Inter Parfums, Inc.	7,164	111,472
Medifast, Inc.*	7,159	98,222
Nature’s Sunshine Products, Inc.*	7,412	115,034
Nu Skin Enterprises, Inc., Class A	29,695	1,442,286
Nutraceutical International Corp.*	2,425	27,451
Prestige Brands Holdings, Inc.*	24,194	272,666
Revlon, Inc., Class A*	2,716	40,387
Schiff Nutrition International, Inc.*	10,674	114,212
Synutra International, Inc.*	17,218	87,123
USANA Health Sciences, Inc.*	4,375	132,869

		2,955,394

Tobacco (0.1%)
Alliance One International, Inc.*	43,293	117,757
Star Scientific, Inc.*	54,293	118,359
Universal Corp.	11,663	536,031
Vector Group Ltd.	24,716	438,956

		1,211,103

Total Consumer Staples		21,044,687

Energy (3.6%)
Energy Equipment & Services (1.1%)
Basic Energy Services, Inc.*	11,564	227,811
Bristow Group, Inc.	19,206	910,172
C&J Energy Services, Inc.*	3,039	63,606
Cal Dive International, Inc.*	49,189	110,675
Complete Production Services, Inc.*	41,675	1,398,613
Dawson Geophysical Co.*	2,027	80,127
Dril-Quip, Inc.*	18,190	1,197,266
Exterran Holdings, Inc.*	34,701	315,779
Geokinetics, Inc.*	3,042	6,540
Global Geophysical Services, Inc.*	13,050	87,696
Gulf Island Fabrication, Inc.	6,983	203,974
Gulfmark Offshore, Inc., Class A*	12,441	522,647
Helix Energy Solutions Group, Inc.*	57,433	907,441
Hercules Offshore, Inc.*	60,525	268,731
Hornbeck Offshore Services, Inc.*	16,120	500,043
ION Geophysical Corp.*	67,945	416,503
Key Energy Services, Inc.*	68,262	1,056,013
Lufkin Industries, Inc.	16,494	1,110,211
Matrix Service Co.*	16,328	154,136
Mitcham Industries, Inc.*	3,061	66,852

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Natural Gas Services Group, Inc.*	3,087	$44,638
Newpark Resources, Inc.*	46,826	444,847
OYO Geospace Corp.*	2,168	167,652
Parker Drilling Co.*	61,567	441,435
PHI, Inc. (Non-Voting)*	3,340	82,999
Pioneer Drilling Co.*	33,381	323,128
RigNet, Inc.*	7,586	126,990
Tesco Corp.*	15,244	192,684
TETRA Technologies, Inc.*	38,509	359,674
Union Drilling, Inc.*	14,064	87,759
Vantage Drilling Co.*	95,574	110,866
Willbros Group, Inc.*	23,267	85,390

		12,072,898

Oil, Gas & Consumable Fuels (2.5%)
Abraxas Petroleum Corp.*	21,021	69,369
Alon USA Energy, Inc.	2,920	25,433
Amyris, Inc.*	9,467	109,249
Apco Oil and Gas International, Inc.	4,875	398,385
Approach Resources, Inc.*	13,588	399,623
ATP Oil & Gas Corp.*	23,616	173,814
Berry Petroleum Co., Class A	28,031	1,177,863
Bill Barrett Corp.*	24,835	846,128
BPZ Resources, Inc.*	50,291	142,826
Callon Petroleum Co.*	21,464	106,676
CAMAC Energy, Inc.*	15,359	15,513
Carrizo Oil & Gas, Inc.*	21,126	556,670
Cheniere Energy, Inc.*	44,859	389,825
Clayton Williams Energy, Inc.*	2,814	213,526
Clean Energy Fuels Corp.*	26,920	335,423
Cloud Peak Energy, Inc.*	33,055	638,623
Comstock Resources, Inc.*	25,853	395,551
Contango Oil & Gas Co.*	6,361	370,083
Crimson Exploration, Inc.*	5,613	16,053
Crosstex Energy, Inc.	22,132	279,748
CVR Energy, Inc.*	47,660	892,672
Delek U.S. Holdings, Inc.	3,705	42,274
DHT Holdings, Inc.	32,746	24,232
Endeavour International Corp.*	17,969	156,151
Energy Partners Ltd.*	14,627	213,554
Energy XXI Bermuda Ltd.*	39,610	1,262,767
Evolution Petroleum Corp.*	4,182	33,665
Frontline Ltd.	27,747	119,035
FX Energy, Inc.*	24,838	119,222
Gastar Exploration Ltd.*	31,507	100,192
GeoResources, Inc.*	9,853	288,791
Gevo, Inc.*	6,601	41,520
GMX Resources, Inc.*	34,185	42,731
Golar LNG Ltd.	20,770	923,226
Goodrich Petroleum Corp.*	6,653	91,346
Green Plains Renewable Energy, Inc.*	10,561	103,075
Gulfport Energy Corp.*	22,810	671,755
Hallador Energy Co.	7,668	76,143
Harvest Natural Resources, Inc.*	17,142	126,508
Houston American Energy Corp.*	9,868	120,291
Hyperdynamics Corp.*	84,337	206,626
Isramco, Inc.*	1,164	104,248

James River Coal Co.*	18,685	$129,300
KiOR, Inc., Class A*	2,839	28,901
Knightsbridge Tankers Ltd.	10,533	143,986
Kodiak Oil & Gas Corp.*	135,794	1,290,043
L&L Energy, Inc.*	13,099	33,926
Magnum Hunter Resources Corp.*	57,866	311,898
McMoRan Exploration Co.*	50,544	735,415
Miller Energy Resources, Inc.*	18,941	52,845
Nordic American Tankers Ltd.	24,322	291,621
Northern Oil and Gas, Inc.*	34,275	821,915
Oasis Petroleum, Inc.*	32,283	939,112
Overseas Shipholding Group, Inc.	13,189	144,156
Panhandle Oil and Gas, Inc., Class A	3,999	131,207
Patriot Coal Corp.*	49,507	419,324
Penn Virginia Corp.	22,516	119,110
Petroleum Development Corp.*	12,246	429,957
PetroQuest Energy, Inc.*	26,566	175,336
Rentech, Inc.*	57,255	75,004
Resolute Energy Corp.*	25,049	270,529
REX American Resources Corp.*	1,577	34,867
Rex Energy Corp.*	17,261	254,772
Rosetta Resources, Inc.*	28,157	1,224,830
Scorpio Tankers, Inc.*	7,568	37,008
SemGroup Corp., Class A*	22,550	587,653
Ship Finance International Ltd.	23,667	221,050
Solazyme, Inc.*	7,757	92,308
Stone Energy Corp.*	26,578	701,128
Swift Energy Co.*	22,250	661,270
Syntroleum Corp.*	72,359	69,465
Targa Resources Corp.	8,780	357,258
Teekay Tankers Ltd., Class A	23,402	82,375
Triangle Petroleum Corp.*	27,555	164,503
Uranerz Energy Corp.*	52,152	94,917
Uranium Energy Corp.*	19,119	58,504
Uranium Resources, Inc.*	24,571	17,839
Ur-Energy, Inc.*	27,051	23,237
USEC, Inc.*	59,762	68,129
VAALCO Energy, Inc.*	26,771	161,697
Venoco, Inc.*	7,488	50,694
Voyager Oil & Gas, Inc.*	12,307	31,629
W&T Offshore, Inc.	17,406	369,181
Warren Resources, Inc.*	38,377	125,109
Western Refining, Inc.*	28,658	380,865
Westmoreland Coal Co.*	8,080	103,020
World Fuel Services Corp.	38,475	1,615,181
Zion Oil & Gas, Inc.*	7,952	17,574

		26,570,053

Total Energy		38,642,951

Financials (11.9%)
Capital Markets (1.0%)
Apollo Investment Corp.	103,973	669,586
Arlington Asset Investment Corp., Class A	5,532	117,998
Artio Global Investors, Inc.	13,414	65,460
BGC Partners, Inc., Class A	34,956	207,639
BlackRock Kelso Capital Corp.	36,638	298,966

See Notes to Financial Statements.

EQ ADVISORS TRUST
ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Calamos Asset Management, Inc., Class A	9,019	$112,828
Capital Southwest Corp.	1,436	117,106
CIFC Corp.*	3,092	16,697
Cohen & Steers, Inc.	8,467	244,696
Cowen Group, Inc., Class A*	16,764	43,419
Diamond Hill Investment Group, Inc.	1,929	142,707
Duff & Phelps Corp., Class A	14,561	211,135
Edelman Financial Group, Inc.	19,060	125,224
Epoch Holding Corp.	7,776	172,860
Evercore Partners, Inc., Class A	11,019	293,326
FBR & Co.*	26,878	55,100
Fidus Investment Corp.	1,379	17,886
Fifth Street Finance Corp.	38,020	363,851
Financial Engines, Inc.*	20,739	463,102
FXCM, Inc., Class A	4,347	42,383
GAMCO Investors, Inc., Class A	3,251	141,386
GFI Group, Inc.	32,066	132,112
Gladstone Capital Corp.	5,436	41,477
Gladstone Investment Corp.	13,185	95,855
Gleacher & Co., Inc.*	48,644	81,722
Golub Capital BDC, Inc.	7,683	119,086
Harris & Harris Group, Inc.*	29,446	101,883
Hercules Technology Growth Capital, Inc.	23,901	225,625
HFF, Inc., Class A*	17,555	181,343
ICG Group, Inc.*	19,033	146,935
INTL FCStone, Inc.*	6,529	153,889
Investment Technology Group, Inc.*	21,401	231,345
JMP Group, Inc.	3,716	26,569
KBW, Inc.	17,113	259,775
Knight Capital Group, Inc., Class A*	51,816	612,465
Kohlberg Capital Corp.	5,064	31,954
Ladenburg Thalmann Financial Services, Inc.*	27,163	67,364
Main Street Capital Corp.	10,922	231,983
Manning & Napier, Inc.*	3,289	41,080
MCG Capital Corp.	40,939	163,347
Medallion Financial Corp.	3,906	44,450
Medley Capital Corp.	2,887	30,025
MVC Capital, Inc.	12,718	147,402
New Mountain Finance Corp.	1,887	25,305
NGP Capital Resources Co.	16,069	115,536
Oppenheimer Holdings, Inc., Class A	7,965	128,237
PennantPark Investment Corp.	21,426	216,188
Piper Jaffray Cos., Inc.*	8,020	162,004
Prospect Capital Corp.	55,273	513,486
Pzena Investment Management, Inc., Class A	2,356	10,201
Safeguard Scientifics, Inc.*	9,602	151,616
Solar Capital Ltd.	19,888	439,326
Solar Senior Capital Ltd.	2,035	32,051
Stifel Financial Corp.*	27,927	895,060
SWS Group, Inc.	7,439	51,106
TICC Capital Corp.	14,050	121,532
Triangle Capital Corp.	11,358	217,165

Virtus Investment Partners, Inc.*	2,748	$208,875
Walter Investment Management Corp.	13,814	283,325
Westwood Holdings Group, Inc.	4,250	155,338

		10,817,392

Commercial Banks (3.4%)
1st Source Corp.	7,124	180,451
1st United Bancorp, Inc.*	16,562	91,919
Alliance Financial Corp./ New York	1,224	37,797
Ameris Bancorp*	15,352	157,819
Ames National Corp.	7,109	138,626
Arrow Financial Corp.	2,607	61,108
BancFirst Corp.	1,735	65,132
Banco Latinoamericano de Comercio Exterior S.A., Class E	13,134	210,801
Bancorp Rhode Island, Inc.	4,316	171,345
Bancorp, Inc./Delaware*	14,112	102,030
BancorpSouth, Inc.	45,458	500,947
Bank of Kentucky Financial Corp.	5,627	112,821
Bank of Marin Bancorp/California	1,383	51,987
Bank of the Ozarks, Inc.	15,254	451,976
Banner Corp.	10,018	171,809
BBCN Bancorp, Inc.*	38,180	360,801
Boston Private Financial Holdings, Inc.	40,173	318,974
Bridge Bancorp, Inc.	5,860	116,614
Bridge Capital Holdings*	2,420	25,168
Bryn Mawr Bank Corp.	8,170	159,233
Camden National Corp.	3,630	118,338
Capital Bank Corp.*	33,934	68,207
Capital City Bank Group, Inc.	10,767	102,825
Cardinal Financial Corp.	13,345	143,325
Cascade Bancorp*	13,546	59,331
Cathay General Bancorp	41,117	613,877
Center Bancorp, Inc.	3,001	29,320
Centerstate Banks, Inc.	19,587	129,666
Central Pacific Financial Corp.*	11,657	150,608
Century Bancorp, Inc./Massachusetts, Class A	838	23,665
Chemical Financial Corp.	13,324	284,068
Citizens & Northern Corp.	7,082	130,805
City Holding Co.	7,347	248,990
CNB Financial Corp./Pennsylvania	3,240	51,127
CoBiz Financial, Inc.	8,249	47,597
Columbia Banking System, Inc.	20,639	397,714
Community Bank System, Inc.	18,271	507,934
Community Trust Bancorp, Inc.	6,873	202,204
CVB Financial Corp.	45,175	453,105
Eagle Bancorp, Inc.*	8,939	129,973
Encore Bancshares, Inc.*	2,065	27,919
Enterprise Bancorp, Inc./Massachusetts	1,548	22,136
Enterprise Financial Services Corp.	4,083	60,428
F.N.B. Corp./Pennsylvania	67,515	763,595

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Financial Institutions, Inc.	3,535	$57,055
First Bancorp, Inc./Maine	5,050	77,619
First Bancorp/North Carolina	3,873	43,184
First Busey Corp.	50,941	254,705
First Commonwealth Financial Corp.	55,588	292,393
First Community Bancshares, Inc./Virginia	4,143	51,705
First Connecticut Bancorp, Inc./Connecticut	4,635	60,301
First Financial Bancorp	29,811	496,055
First Financial Bankshares, Inc.	15,940	532,874
First Financial Corp./Indiana	5,387	179,279
First Interstate Bancsystem, Inc.	8,862	115,472
First Merchants Corp.	18,756	158,863
First Midwest Bancorp, Inc./Illinois	38,105	386,004
First of Long Island Corp.	5,881	154,788
FirstMerit Corp.	57,867	875,528
German American Bancorp, Inc.	3,302	60,063
Glacier Bancorp, Inc.	36,544	439,624
Great Southern Bancorp, Inc.	2,592	61,145
Hampton Roads Bankshares, Inc.*	8,610	23,591
Hancock Holding Co.	41,357	1,322,183
Hanmi Financial Corp.*	12,227	90,480
Heartland Financial USA, Inc.	3,366	51,634
Heritage Commerce Corp.*	5,470	25,928
Heritage Financial Corp./Washington	10,515	132,068
Home Bancshares, Inc./Arkansas	11,767	304,883
Hudson Valley Holding Corp.	7,754	164,540
IBERIABANK Corp.	15,925	785,102
Independent Bank Corp./Massachusetts	13,582	370,653
International Bancshares Corp.	27,242	499,482
Investors Bancorp, Inc.*	25,093	338,254
Lakeland Bancorp, Inc.	11,469	98,863
Lakeland Financial Corp.	7,551	195,344
MainSource Financial Group, Inc.	10,786	95,240
MB Financial, Inc.	29,580	505,818
Merchants Bancshares, Inc.	1,291	37,697
Metro Bancorp, Inc.*	10,819	90,663
MidSouth Bancorp, Inc.	7,737	100,658
National Bankshares, Inc./Virginia	1,788	49,921
National Penn Bancshares, Inc.	65,286	551,014
NBT Bancorp, Inc.	18,396	407,103
Old National Bancorp/Indiana	51,431	599,171
OmniAmerican Bancorp, Inc.*	2,992	46,974
Oriental Financial Group, Inc.	25,056	303,428
Orrstown Financial Services, Inc.	5,611	46,291
Pacific Capital Bancorp N.A.*	4,443	125,470
Pacific Continental Corp.	4,706	41,648
PacWest Bancorp	15,313	290,181
Park National Corp.	6,433	418,531
Park Sterling Corp.*	8,161	33,297

Penns Woods Bancorp, Inc.	1,809	$70,153
Peoples Bancorp, Inc./Ohio	2,741	40,594
Pinnacle Financial Partners, Inc.*	15,886	256,559
PrivateBancorp, Inc.	29,754	326,699
Prosperity Bancshares, Inc.	24,461	987,001
Renasant Corp.	13,238	198,570
Republic Bancorp, Inc./Kentucky, Class A	2,581	59,105
S&T Bancorp, Inc.	14,045	274,580
Sandy Spring Bancorp, Inc.	11,320	198,666
SCBT Financial Corp.	9,230	267,762
Seacoast Banking Corp. of Florida*	17,836	27,111
Sierra Bancorp	9,886	86,997
Signature Bank/New York*	24,863	1,491,531
Simmons First National Corp., Class A	9,077	246,804
Southside Bancshares, Inc.	7,601	164,638
Southwest Bancorp, Inc./Oklahoma*	12,279	73,183
State Bancorp, Inc./New York	3,851	46,982
State Bank Financial Corp.*	17,105	258,457
StellarOne Corp.	10,636	121,038
Sterling Bancorp/New York	7,920	68,429
Sterling Financial Corp./Washington*	14,574	243,386
Suffolk Bancorp*	4,776	51,533
Sun Bancorp, Inc./New Jersey*	40,247	97,398
Susquehanna Bancshares, Inc.	91,723	768,639
SVB Financial Group*	23,049	1,099,207
SY Bancorp, Inc.	5,564	114,229
Taylor Capital Group, Inc.*	8,662	84,195
Texas Capital Bancshares, Inc.*	19,244	589,059
Tompkins Financial Corp.	4,056	156,197
Tower Bancorp, Inc.	2,690	76,773
TowneBank/Virginia	11,522	141,029
Trico Bancshares	3,553	50,524
Trustmark Corp.	34,936	848,595
UMB Financial Corp.	16,310	607,547
Umpqua Holdings Corp.	60,977	755,505
Union First Market Bankshares Corp.	10,658	141,645
United Bankshares, Inc./Virginia	24,872	703,131
United Community Banks, Inc./Georgia*	20,842	145,686
Univest Corp. of Pennsylvania	7,842	114,807
Virginia Commerce Bancorp, Inc.*	16,833	130,119
Washington Banking Co.	3,920	46,687
Washington Trust Bancorp, Inc.	6,661	158,931
Webster Financial Corp.	38,106	776,981
WesBanco, Inc.	10,853	211,308
West Bancorp, Inc.	3,975	38,081
West Coast Bancorp/Oregon*	10,214	159,338
Westamerica Bancorp	15,515	681,109
Western Alliance Bancorp*	32,320	201,354
Wilshire Bancorp, Inc.*	15,691	56,958
Wintrust Financial Corp.	18,119	508,238

		35,719,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Consumer Finance (0.4%)
Advance America Cash Advance Centers, Inc.	28,977	$259,344
Cash America International, Inc.	16,042	748,038
Credit Acceptance Corp.*	3,617	297,607
DFC Global Corp.*	23,521	424,789
EZCORP, Inc., Class A*	25,502	672,488
First Cash Financial Services, Inc.*	17,037	597,828
First Marblehead Corp.*	13,636	15,954
Imperial Holdings, Inc.*	15,106	28,399
Nelnet, Inc., Class A	13,149	321,756
Netspend Holdings, Inc.*	15,205	123,313
Nicholas Financial, Inc.	2,513	32,217
World Acceptance Corp.*	8,113	596,306

		4,118,039

Diversified Financial Services (0.1%)
California First National Bancorp	2,144	34,476
Compass Diversified Holdings	19,416	240,564
Gain Capital Holdings, Inc.	2,075	13,902
MarketAxess Holdings, Inc.	14,241	428,796
Marlin Business Services Corp.	9,261	117,615
NewStar Financial, Inc.*	17,982	182,877
PHH Corp.*	28,008	299,686
PICO Holdings, Inc.*	12,005	247,063

		1,564,979

Insurance (1.5%)
Alterra Capital Holdings Ltd.	49,837	1,177,648
American Equity Investment Life Holding Co.	31,063	323,055
American Safety Insurance Holdings Ltd.*	2,635	57,311
AMERISAFE, Inc.*	8,722	202,787
Amtrust Financial Services, Inc.	13,061	310,199
Argo Group International Holdings Ltd.	15,001	434,429
Baldwin & Lyons, Inc., Class B	5,721	124,718
Citizens, Inc./Texas*	19,920	193,025
CNO Financial Group, Inc.*	119,830	756,127
Crawford & Co., Class B	6,731	41,463
Delphi Financial Group, Inc., Class A	25,240	1,118,132
Donegal Group, Inc., Class A	2,071	29,325
eHealth, Inc.*	9,791	143,928
EMC Insurance Group, Inc.	5,408	111,243
Employers Holdings, Inc.	20,480	370,483
Enstar Group Ltd.*	3,637	357,153
FBL Financial Group, Inc., Class A	6,048	205,753
First American Financial Corp.	55,609	704,566
Flagstone Reinsurance Holdings S.A.	26,316	218,160
Fortegra Financial Corp.*	1,528	10,207
Global Indemnity plc*	7,345	145,651
Greenlight Capital Reinsurance Ltd., Class A*	14,685	347,594
Hallmark Financial Services*	9,352	65,370
Harleysville Group, Inc.	6,561	371,156

Hilltop Holdings, Inc.*	18,558	$156,815
Horace Mann Educators Corp.	21,000	287,910
Independence Holding Co.	1,836	14,927
Infinity Property & Casualty Corp.	6,745	382,711
Kansas City Life Insurance Co.	4,021	131,969
Maiden Holdings Ltd.	23,106	202,409
Meadowbrook Insurance Group, Inc.	28,270	301,924
Montpelier Reinsurance Holdings Ltd.	33,748	599,027
National Financial Partners Corp.*	22,110	298,927
National Interstate Corp.	1,737	42,852
National Western Life Insurance Co., Class A	1,043	142,015
Navigators Group, Inc.*	6,367	303,579
OneBeacon Insurance Group Ltd., Class A	13,696	210,781
Phoenix Cos., Inc.*	53,884	90,525
Platinum Underwriters Holdings Ltd.	21,499	733,331
Presidential Life Corp.	15,700	156,843
Primerica, Inc.	18,447	428,708
ProAssurance Corp.	16,460	1,313,837
RLI Corp.	9,698	706,596
Safety Insurance Group, Inc.	6,135	248,345
SeaBright Holdings, Inc.	19,866	151,975
Selective Insurance Group, Inc.	28,019	496,777
State Auto Financial Corp.	3,746	50,908
Stewart Information Services Corp.	11,710	135,251
Symetra Financial Corp.	36,706	332,923
Tower Group, Inc.	20,408	411,629
United Fire & Casualty Co.	11,683	235,763
Universal Insurance Holdings, Inc.	20,190	72,280

		16,461,020

Real Estate Investment Trusts (REITs) (4.7%)
Acadia Realty Trust (REIT)	22,180	446,705
AG Mortgage Investment Trust, Inc. (REIT)	1,581	31,826
Agree Realty Corp. (REIT)	2,834	69,093
Alexander’s, Inc. (REIT)	1,073	397,042
American Assets Trust, Inc. (REIT)	17,258	353,962
American Campus Communities, Inc. (REIT)	36,938	1,549,918
American Capital Mortgage Investment Corp. (REIT)	2,029	38,186
Anworth Mortgage Asset Corp. (REIT)	66,406	417,030
Apollo Commercial Real Estate Finance, Inc. (REIT)	12,453	163,508
ARMOUR Residential REIT, Inc. (REIT)	45,787	322,798
Ashford Hospitality Trust, Inc. (REIT)	24,122	192,976
Associated Estates Realty Corp. (REIT)	21,967	350,374

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

BioMed Realty Trust, Inc. (REIT)	81,223	$1,468,512
Campus Crest Communities, Inc. (REIT)	16,053	161,493
CapLease, Inc. (REIT)	29,613	119,637
Capstead Mortgage Corp. (REIT)	44,792	557,212
CBL & Associates Properties, Inc. (REIT)	78,089	1,225,997
Cedar Realty Trust, Inc. (REIT)	29,454	126,947
Chatham Lodging Trust (REIT)	8,215	88,558
Chesapeake Lodging Trust (REIT)	15,489	239,460
Cogdell Spencer, Inc. (REIT)	20,434	86,845
Colonial Properties Trust (REIT)	45,687	953,031
Colony Financial, Inc. (REIT)	17,848	280,392
Coresite Realty Corp. (REIT)	11,484	204,645
Cousins Properties, Inc. (REIT)	46,330	296,975
CreXus Investment Corp. (REIT)	29,410	305,276
CubeSmart (REIT)	60,414	642,805
CYS Investments, Inc. (REIT)	45,292	595,137
DCT Industrial Trust, Inc. (REIT)	130,088	666,051
DiamondRock Hospitality Co. (REIT)	91,125	878,445
DuPont Fabros Technology, Inc. (REIT)	32,042	776,057
Dynex Capital, Inc. (REIT)	21,086	192,515
EastGroup Properties, Inc. (REIT)	13,984	608,024
Education Realty Trust, Inc. (REIT)	44,132	451,470
Entertainment Properties Trust (REIT)	25,004	1,092,925
Equity Lifestyle Properties, Inc. (REIT)	16,749	1,116,991
Equity One, Inc. (REIT)	29,517	501,199
Excel Trust, Inc. (REIT)	13,983	167,796
Extra Space Storage, Inc. (REIT)	51,466	1,247,021
FelCor Lodging Trust, Inc. (REIT)*	58,566	178,626
First Industrial Realty Trust, Inc. (REIT)*	43,676	446,805
First Potomac Realty Trust (REIT)	26,295	343,150
Franklin Street Properties Corp. (REIT)	36,470	362,876
Getty Realty Corp. (REIT)	14,260	198,927
Gladstone Commercial Corp. (REIT)	3,154	55,353
Glimcher Realty Trust (REIT)	56,539	520,159
Government Properties Income Trust (REIT)	19,596	441,890
Hatteras Financial Corp. (REIT)	39,801	1,049,552
Healthcare Realty Trust, Inc. (REIT)	41,296	767,693

Hersha Hospitality Trust (REIT)	72,776	$355,147
Highwoods Properties, Inc. (REIT)#	38,490	1,141,998
Home Properties, Inc. (REIT)	26,040	1,499,123
Hudson Pacific Properties, Inc. (REIT)	9,804	138,825
Inland Real Estate Corp. (REIT)	39,633	301,607
Invesco Mortgage Capital, Inc. (REIT)	63,146	887,201
Investors Real Estate Trust (REIT)	42,311	308,659
iStar Financial, Inc. (REIT)*	46,807	247,609
Kilroy Realty Corp. (REIT)	31,449	1,197,263
Kite Realty Group Trust (REIT)	14,714	66,360
LaSalle Hotel Properties (REIT)	46,514	1,126,104
Lexington Realty Trust (REIT)	59,768	447,662
LTC Properties, Inc. (REIT)	16,495	509,036
Medical Properties Trust, Inc. (REIT)	57,130	563,873
MFA Financial, Inc. (REIT)	189,011	1,270,154
Mid-America Apartment Communities, Inc. (REIT)	19,439	1,215,909
Mission West Properties, Inc. (REIT)	17,568	158,463
Monmouth Real Estate Investment Corp. (REIT), Class A	17,879	163,593
MPG Office Trust, Inc. (REIT)*	40,067	79,733
National Health Investors, Inc. (REIT)	12,972	570,509
National Retail Properties, Inc. (REIT)	53,968	1,423,676
Newcastle Investment Corp. (REIT)	54,023	251,207
NorthStar Realty Finance Corp. (REIT)	52,674	251,255
Omega Healthcare Investors, Inc. (REIT)	55,603	1,075,918
One Liberty Properties, Inc. (REIT)	7,891	130,201
Parkway Properties, Inc./Maryland (REIT)	10,243	100,996
Pebblebrook Hotel Trust (REIT)	26,299	504,415
Pennsylvania Real Estate Investment Trust (REIT)	28,114	293,510
PennyMac Mortgage Investment Trust (REIT)	14,431	239,843
Post Properties, Inc. (REIT)	25,976	1,135,671
Potlatch Corp. (REIT)	21,185	659,065
PS Business Parks, Inc. (REIT)	9,353	518,437
RAIT Financial Trust (REIT)	26,351	125,167
Ramco-Gershenson Properties Trust (REIT)	20,671	203,196
Redwood Trust, Inc. (REIT)	39,978	406,976
Resource Capital Corp. (REIT)	40,672	228,170
Retail Opportunity Investments Corp. (REIT)	23,009	272,427

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

RLJ Lodging Trust (REIT)	15,194	$255,715
Sabra Health Care REIT, Inc. (REIT)	24,887	300,884
Saul Centers, Inc. (REIT)	3,675	130,169
Sovran Self Storage, Inc. (REIT)	14,673	626,097
STAG Industrial, Inc. (REIT)	12,571	144,189
Strategic Hotels & Resorts, Inc. (REIT)*	94,948	509,871
Summit Hotel Properties, Inc. (REIT)	16,369	154,523
Sun Communities, Inc. (REIT)	10,459	382,067
Sunstone Hotel Investors, Inc. (REIT)*	61,693	502,798
Tanger Factory Outlet Centers (REIT)	46,768	1,371,238
Terreno Realty Corp. (REIT)	2,482	37,577
Two Harbors Investment Corp. (REIT)	77,668	717,652
UMH Properties, Inc. (REIT)	10,861	101,116
Universal Health Realty Income Trust (REIT)	5,575	217,425
Urstadt Biddle Properties, Inc. (REIT), Class A	12,336	223,035
Washington Real Estate Investment Trust (REIT)	34,559	945,189
Whitestone REIT (REIT), Class B	2,477	29,476
Winthrop Realty Trust (REIT)	7,710	78,411

		50,546,255

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	7,375	52,953
Consolidated-Tomoka Land Co.	2,747	74,361
Forestar Group, Inc.*	19,122	289,316
Kennedy-Wilson Holdings, Inc.	14,307	151,368
Tejon Ranch Co.*	7,163	175,350

		743,348

Thrifts & Mortgage Finance (0.7%)
Apollo Residential Mortgage, Inc.	2,601	39,691
Astoria Financial Corp.	43,867	372,431
Bank Mutual Corp.	21,685	68,958
BankFinancial Corp.	5,594	30,879
Beneficial Mutual Bancorp, Inc.*	17,428	145,698
Berkshire Hills Bancorp, Inc.	11,291	250,547
BofI Holding, Inc.*	7,922	128,733
Brookline Bancorp, Inc.	31,189	263,235
Cape Bancorp, Inc.*	2,811	22,066
Charter Financial Corp.	1,600	14,816
Clifton Savings Bancorp, Inc.	9,066	84,133
Dime Community Bancshares, Inc.	15,247	192,112
Doral Financial Corp.*	116,927	111,782
ESB Financial Corp.	3,187	44,841
ESSA Bancorp, Inc.	7,690	80,514
Farmer Mac, Class C	2,565	46,221
First Defiance Financial Corp.	2,497	36,431
First Financial Holdings, Inc.	4,313	38,515
First PacTrust Bancorp, Inc.	2,535	25,984

Flagstar Bancorp, Inc.*	131,862	$66,590
Flushing Financial Corp.	14,525	183,451
Fox Chase Bancorp, Inc.	9,961	125,807
Franklin Financial Corp.*	3,606	42,695
Home Federal Bancorp, Inc./Idaho	7,735	80,444
Kearny Financial Corp.	3,452	32,794
Meridian Interstate Bancorp, Inc.*	9,698	120,740
MGIC Investment Corp.*	101,411	378,263
Northfield Bancorp, Inc./New Jersey	8,483	120,119
Northwest Bancshares, Inc.	57,124	710,623
OceanFirst Financial Corp.	11,282	147,456
Ocwen Financial Corp.*	49,871	722,132
Oritani Financial Corp.	26,059	332,773
Provident Financial Services, Inc.	31,510	421,919
Provident New York Bancorp	20,146	133,770
Radian Group, Inc.	70,740	165,532
Rockville Financial, Inc.	7,591	78,643
Roma Financial Corp.	9,366	92,162
Territorial Bancorp, Inc.	8,095	159,876
TrustCo Bank Corp./New York	50,569	283,692
United Financial Bancorp, Inc.	4,120	66,291
ViewPoint Financial Group	16,548	215,290
Walker & Dunlop, Inc.*	10,731	134,781
Westfield Financial, Inc.	13,847	101,914
WSFS Financial Corp.	3,125	112,375

		7,027,719

Total Financials		126,998,682

Health Care (6.8%)
Biotechnology (2.0%)
Achillion Pharmaceuticals, Inc.*	26,343	200,734
Acorda Therapeutics, Inc.*	20,417	486,741
Aegerion Pharmaceuticals, Inc.*	2,493	41,733
Affymax, Inc.*	9,103	60,171
Alkermes plc*	50,653	879,336
Allos Therapeutics, Inc.*	38,866	55,190
Alnylam Pharmaceuticals, Inc.*	18,740	152,731
AMAG Pharmaceuticals, Inc.*	11,165	211,130
Amicus Therapeutics, Inc.*	3,890	13,382
Anacor Pharmaceuticals, Inc.*	2,646	16,405
Anthera Pharmaceuticals, Inc.*	18,145	111,410
Ardea Biosciences, Inc.*	7,350	123,553
Arena Pharmaceuticals, Inc.*	63,268	118,311
ARIAD Pharmaceuticals, Inc.*	70,497	863,588
ArQule, Inc.*	28,661	161,648
Array BioPharma, Inc.*	47,180	101,909
Astex Pharmaceuticals*	29,898	56,507
AVEO Pharmaceuticals, Inc.*	18,438	317,134
AVI BioPharma, Inc.*	72,809	54,243
BioCryst Pharmaceuticals, Inc.*	7,612	18,802
BioMimetic Therapeutics, Inc.*	13,256	37,780
BioSante Pharmaceuticals, Inc.*	29,092	14,607
Biospecifics Technologies Corp.*	2,505	41,633
Biotime, Inc.*	17,102	99,363
Cell Therapeutics, Inc.*	103,072	119,564
Celldex Therapeutics, Inc.*	21,199	55,117

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Cepheid, Inc.*	33,505	$1,152,907
Chelsea Therapeutics International Ltd.*	13,697	70,266
Cleveland Biolabs, Inc.*	7,417	21,213
Clovis Oncology, Inc.*	2,816	39,677
Codexis, Inc.*	16,932	89,740
Cubist Pharmaceuticals, Inc.*	32,298	1,279,647
Curis, Inc.*	40,130	187,808
Cytori Therapeutics, Inc.*	33,086	72,789
DUSA Pharmaceuticals, Inc.*	6,374	27,918
Dyax Corp.*	58,040	78,934
Dynavax Technologies Corp.*	72,595	241,015
Emergent Biosolutions, Inc.*	11,734	197,601
Enzon Pharmaceuticals, Inc.*	22,257	149,122
Exact Sciences Corp.*	31,743	257,753
Exelixis, Inc.*	67,321	318,765
Genomic Health, Inc.*	10,664	270,759
Geron Corp.*	57,828	85,585
GTx, Inc.*	25,329	85,105
Halozyme Therapeutics, Inc.*	39,429	374,970
Horizon Pharma, Inc.*	1,428	5,712
Idenix Pharmaceuticals, Inc.*	30,937	230,326
Immunogen, Inc.*	40,960	474,317
Immunomedics, Inc.*	41,391	137,832
Incyte Corp.*	46,051	691,226
Infinity Pharmaceuticals, Inc.*	11,218	99,167
Inhibitex, Inc.*	33,391	365,298
Insmed, Inc.*	15,420	47,031
InterMune, Inc.*	29,141	367,177
Ironwood Pharmaceuticals, Inc.*	27,349	327,368
Isis Pharmaceuticals, Inc.*	54,023	389,506
Keryx Biopharmaceuticals, Inc.*	35,539	89,914
Lexicon Pharmaceuticals, Inc.*	45,241	58,361
Ligand Pharmaceuticals, Inc., Class B*	11,429	135,662
MannKind Corp.*	37,783	94,458
Maxygen, Inc.*	7,524	42,360
Medivation, Inc.*	17,354	800,193
Metabolix, Inc.*	15,124	68,814
Micromet, Inc.*	47,561	341,964
Momenta Pharmaceuticals, Inc.*	22,480	390,927
Nabi Biopharmaceuticals*	31,580	59,370
Neurocrine Biosciences, Inc.*	25,912	220,252
NewLink Genetics Corp.*	1,831	12,890
Novavax, Inc.*	61,720	77,767
NPS Pharmaceuticals, Inc.*	46,887	308,985
Nymox Pharmaceutical Corp.*	5,070	41,675
OncoGenex Pharmaceutical, Inc.*	2,546	29,890
Oncothyreon, Inc.*	10,637	80,628
Onyx Pharmaceuticals, Inc.*	33,496	1,472,149
Opko Health, Inc.*	58,643	287,351
Orexigen Therapeutics, Inc.*	19,437	31,294
Osiris Therapeutics, Inc.*	14,949	79,977
PDL BioPharma, Inc.	69,098	428,408
Peregrine Pharmaceuticals, Inc.*	20,509	21,124
Pharmacyclics, Inc.*	22,884	339,141
PharmAthene, Inc.*	9,299	11,810
Progenics Pharmaceuticals, Inc.*	7,492	63,982
Raptor Pharmaceutical Corp.*	12,021	75,251

Rigel Pharmaceuticals, Inc.*	37,145	$293,074
Sangamo BioSciences, Inc.*	25,829	73,354
Savient Pharmaceuticals, Inc.*	34,536	77,015
Sciclone Pharmaceuticals, Inc.*	24,684	105,894
Seattle Genetics, Inc.*	50,087	837,204
SIGA Technologies, Inc.*	18,239	45,962
Spectrum Pharmaceuticals, Inc.*	31,521	461,152
Sunesis Pharmaceuticals, Inc.*	7,058	8,258
Synta Pharmaceuticals Corp.*	6,118	28,571
Targacept, Inc.*	12,791	71,246
Theravance, Inc.*	37,392	826,363
Trius Therapeutics, Inc.*	2,068	14,786
Vanda Pharmaceuticals, Inc.*	20,092	95,638
Vical, Inc.*	18,351	80,928
Zalicus, Inc.*	19,494	23,588
ZIOPHARM Oncology, Inc.*	31,836	140,397
Zogenix, Inc.*	5,018	11,240

		21,408,523

Health Care Equipment & Supplies (1.6%)
Abaxis, Inc.*	11,224	310,568
ABIOMED, Inc.*	16,124	297,810
Accuray, Inc.*	33,700	142,551
Align Technology, Inc.*	31,955	758,132
Alphatec Holdings, Inc.*	40,375	69,445
Analogic Corp.	6,681	382,955
AngioDynamics, Inc.*	11,217	166,124
Antares Pharma, Inc.*	22,995	50,589
ArthroCare Corp.*	13,711	434,364
AtriCure, Inc.*	3,666	40,693
Atrion Corp.	805	193,385
Bacterin International Holdings, Inc.*	5,858	16,754
Biolase Technology, Inc.*	7,933	20,387
Cantel Medical Corp.	6,188	172,831
Cardiovascular Systems, Inc.*	3,747	36,908
Cerus Corp.*	12,419	34,773
Conceptus, Inc.*	14,071	177,857
CONMED Corp.*	15,351	394,060
CryoLife, Inc.*	24,035	115,368
Cyberonics, Inc.*	14,387	481,965
Cynosure, Inc., Class A*	2,532	29,776
Delcath Systems, Inc.*	23,056	70,321
DexCom, Inc.*	33,494	311,829
DynaVox, Inc., Class A*	15,157	55,171
Endologix, Inc.*	22,520	258,530
Exactech, Inc.*	5,295	87,209
Greatbatch, Inc.*	11,053	244,271
Haemonetics Corp.*	13,904	851,203
Hansen Medical, Inc.*	35,295	91,061
HeartWare International, Inc.*	6,496	448,224
ICU Medical, Inc.*	6,265	281,925
Insulet Corp.*	25,061	471,899
Integra LifeSciences Holdings Corp.*	10,246	315,884
Invacare Corp.	14,564	222,684
IRIS International, Inc.*	10,577	98,895
Kensey Nash Corp.*	5,477	105,104
MAKO Surgical Corp.*	16,584	418,083
Masimo Corp.*	27,792	519,294
Medical Action Industries, Inc.*	13,242	69,256

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Meridian Bioscience, Inc.	20,945	$394,604
Merit Medical Systems, Inc.*	19,836	265,406
Natus Medical, Inc.*	13,352	125,909
Neogen Corp.*	11,487	351,962
Neoprobe Corp.*	52,412	137,319
NuVasive, Inc.*	21,259	267,651
NxStage Medical, Inc.*	24,260	431,343
OraSure Technologies, Inc.*	26,064	237,443
Orthofix International N.V.*	9,152	322,425
Palomar Medical Technologies, Inc.*	12,935	120,296
Quidel Corp.*	19,426	293,915
Rockwell Medical Technologies, Inc.*	11,317	95,855
RTI Biologics, Inc.*	34,077	151,302
Solta Medical, Inc.*	15,310	48,073
SonoSite, Inc.*	6,834	368,079
Spectranetics Corp.*	8,495	61,334
STAAR Surgical Co.*	18,603	195,145
Stereotaxis, Inc.*	37,414	30,814
STERIS Corp.	32,340	964,379
SurModics, Inc.*	3,896	57,115
Symmetry Medical, Inc.*	17,909	143,093
Synergetics USA, Inc.*	5,780	42,656
Synovis Life Technologies, Inc.*	5,929	165,004
Tornier N.V.*	6,567	118,206
Unilife Corp.*	28,962	90,361
Uroplasty, Inc.*	5,392	22,916
Vascular Solutions, Inc.*	8,062	89,730
Volcano Corp.*	26,755	636,501
West Pharmaceutical Services, Inc.	18,254	692,739
Wright Medical Group, Inc.*	20,742	342,243
Young Innovations, Inc.	1,408	41,719
Zeltiq Aesthetics, Inc.*	1,825	20,732
Zoll Medical Corp.*	11,577	731,435

		17,305,842

Health Care Providers & Services (1.7%)
Accretive Health, Inc.*	21,678	498,160
Air Methods Corp.*	6,152	519,536
Alliance HealthCare Services, Inc.*	19,498	24,567
Almost Family, Inc.*	5,953	98,701
Amedisys, Inc.*	14,381	156,897
American Dental Partners, Inc.*	3,939	74,171
AMN Healthcare Services, Inc.*	25,320	112,168
Amsurg Corp.*	16,960	441,638
Assisted Living Concepts, Inc., Class A	11,192	166,649
Bio-Reference Labs, Inc.*	11,423	185,852
BioScrip, Inc.*	24,425	133,360
Capital Senior Living Corp.*	7,003	55,604
CardioNet, Inc.*	19,896	47,154
Centene Corp.*	26,476	1,048,185
Chemed Corp.	11,010	563,822
Chindex International, Inc.*	8,902	75,845
Corvel Corp.*	1,590	82,219
Cross Country Healthcare, Inc.*	7,282	40,415
Emeritus Corp.*	16,591	290,508
Ensign Group, Inc.	8,794	215,453
ExamWorks Group, Inc.*	14,616	138,560

Five Star Quality Care, Inc.*	23,770	$71,310
Gentiva Health Services, Inc.*	14,847	100,217
Hanger Orthopedic Group, Inc.*	18,183	339,840
HealthSouth Corp.*	50,176	886,610
Healthspring, Inc.*	36,078	1,967,694
Healthways, Inc.*	17,972	123,288
HMS Holdings Corp.*	44,302	1,416,778
IPC The Hospitalist Co., Inc.*	8,507	388,940
Kindred Healthcare, Inc.*	27,079	318,720
Landauer, Inc.	4,963	255,595
LHC Group, Inc.*	7,895	101,293
Magellan Health Services, Inc.*	16,161	799,485
MedQuist Holdings, Inc.*	17,630	169,601
Metropolitan Health Networks, Inc.*	22,260	166,282
Molina Healthcare, Inc.*	13,549	302,549
MWI Veterinary Supply, Inc.*	6,299	418,506
National Healthcare Corp.	5,072	212,517
National Research Corp.	2,216	86,003
Owens & Minor, Inc.#	34,617	962,006
PharMerica Corp.*	15,396	233,711
Providence Service Corp.*	7,171	98,673
PSS World Medical, Inc.*	29,064	703,058
RadNet, Inc.*	7,870	16,763
Select Medical Holdings Corp.*	23,902	202,689
Skilled Healthcare Group, Inc., Class A*	15,391	84,035
Sun Healthcare Group, Inc.*	13,477	52,291
Sunrise Senior Living, Inc.*	29,520	191,290
Team Health Holdings, Inc.*	14,433	318,536
Triple-S Management Corp., Class B*	10,651	213,233
U.S. Physical Therapy, Inc.	7,541	148,407
Universal American Corp.	16,819	213,769
Vanguard Health Systems, Inc.*	16,482	168,446
WellCare Health Plans, Inc.*	22,679	1,190,648

		17,892,247

Health Care Technology (0.3%)
athenahealth, Inc.*	18,751	921,049
Computer Programs & Systems, Inc.	5,599	286,165
Epocrates, Inc.*	6,484	50,575
HealthStream, Inc.*	9,340	172,323
MedAssets, Inc.*	23,269	215,238
Medidata Solutions, Inc.*	11,094	241,295
Merge Healthcare, Inc.*	14,352	69,607
Omnicell, Inc.*	15,323	253,136
Quality Systems, Inc.	21,697	802,572
Transcend Services, Inc.*	4,426	105,029

		3,116,989

Life Sciences Tools & Services (0.2%)
Affymetrix, Inc.*	38,556	157,694
Albany Molecular Research, Inc.*	16,160	47,349
BG Medicine, Inc.*	2,092	9,874
Cambrex Corp.*	13,752	98,739
Complete Genomics, Inc.*	9,269	27,158
Enzo Biochem, Inc.*	25,371	56,831
eResearchTechnology, Inc.*	23,257	109,075

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Fluidigm Corp.*	1,665	$21,911
Furiex Pharmaceuticals, Inc.*	2,574	43,012
Harvard Bioscience, Inc.*	5,922	22,918
Luminex Corp.*	20,050	425,662
Medtox Scientific, Inc.*	2,039	28,648
Pacific Biosciences of California, Inc.*	16,336	45,741
PAREXEL International Corp.*	30,082	623,901
Sequenom, Inc.*	52,886	235,343

		1,953,856

Pharmaceuticals (1.0%)
Acura Pharmaceuticals, Inc.*	20,478	71,468
Akorn, Inc.*	30,378	337,803
Alimera Sciences, Inc.*	10,610	13,262
Ampio Pharmaceuticals, Inc.*	5,212	22,255
Auxilium Pharmaceuticals, Inc.*	23,897	476,267
AVANIR Pharmaceuticals, Inc., Class A*	67,070	137,493
Cadence Pharmaceuticals, Inc.*	30,661	121,111
Columbia Laboratories, Inc.*	49,745	124,362
Corcept Therapeutics, Inc.*	32,490	111,116
Cornerstone Therapeutics, Inc.*	8,345	46,732
Depomed, Inc.*	27,634	143,144
Durect Corp.*	49,962	58,955
Endocyte, Inc.*	13,314	50,061
Hi-Tech Pharmacal Co., Inc.*	6,167	239,835
Impax Laboratories, Inc.*	35,463	715,289
ISTA Pharmaceuticals, Inc.*	21,334	150,405
Jazz Pharmaceuticals, Inc.*	11,966	462,247
KV Pharmaceutical Co., Class A*	13,501	18,901
Lannett Co., Inc.*	9,138	40,390
MAP Pharmaceuticals, Inc.*	11,891	156,604
Medicines Co.*	28,368	528,779
Medicis Pharmaceutical Corp., Class A	32,512	1,081,024
Nektar Therapeutics*	60,850	340,456
Neostem, Inc.*	13,982	7,089
Obagi Medical Products, Inc.*	8,421	85,557
Optimer Pharmaceuticals, Inc.*	22,753	278,497
Pacira Pharmaceuticals, Inc.*	1,709	14,783
Pain Therapeutics, Inc.*	17,255	65,569
Par Pharmaceutical Cos., Inc.*	18,972	620,954
Pernix Therapeutics Holdings*	951	8,806
Pozen, Inc.*	13,467	53,195
Questcor Pharmaceuticals, Inc.*	28,703	1,193,471
Sagent Pharmaceuticals, Inc.*	5,442	114,282
Salix Pharmaceuticals Ltd.*	31,727	1,518,137
Santarus, Inc.*	13,438	44,480
Sucampo Pharmaceuticals, Inc., Class A*	3,364	14,903
Transcept Pharmaceuticals, Inc.*	1,229	9,623
ViroPharma, Inc.*	38,864	1,064,485
Vivus, Inc.*	44,259	431,525
XenoPort, Inc.*	25,759	98,142

		11,071,457

Total Health Care		72,748,914

Industrials (8.5%)
Aerospace & Defense (1.1%)
AAR Corp.	20,628	$395,439
Aerovironment, Inc.*	8,442	265,670
American Science & Engineering, Inc.	4,338	295,461
Astronics Corp.*	5,532	198,101
Ceradyne, Inc.*	13,384	358,424
Cubic Corp.	8,093	352,774
Curtiss-Wright Corp.	25,213	890,775
DigitalGlobe, Inc.*	19,176	328,101
Ducommun, Inc.	5,505	70,189
Esterline Technologies Corp.*	16,422	919,139
GenCorp, Inc.*	15,347	81,646
GeoEye, Inc.*	11,347	252,130
HEICO Corp.	22,655	1,324,864
Hexcel Corp.*	53,149	1,286,737
KEYW Holding Corp.*	12,638	93,521
Kratos Defense & Security Solutions, Inc.*	21,150	126,266
LMI Aerospace, Inc.*	6,216	109,091
Moog, Inc., Class A*	24,206	1,063,370
National Presto Industries, Inc.	2,444	228,758
Orbital Sciences Corp.*	30,868	448,512
Taser International, Inc.*	28,985	148,403
Teledyne Technologies, Inc.*	19,434	1,065,955
Triumph Group, Inc.	20,515	1,199,102

		11,502,428

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	27,926	131,811
Atlas Air Worldwide Holdings, Inc.*	14,242	547,320
Forward Air Corp.	14,479	464,052
Hub Group, Inc., Class A*	19,358	627,780
Pacer International, Inc.*	16,447	87,991
Park-Ohio Holdings Corp.*	6,864	122,454

		1,981,408

Airlines (0.3%)
Alaska Air Group, Inc.*	19,570	1,469,511
Allegiant Travel Co.*	7,144	381,061
Hawaiian Holdings, Inc.*	12,919	74,930
JetBlue Airways Corp.*	130,489	678,543
Republic Airways Holdings, Inc.*	28,719	98,506
SkyWest, Inc.	27,447	345,558
Spirit Airlines, Inc.*	3,994	62,306
U.S. Airways Group, Inc.*	84,453	428,177

		3,538,592

Building Products (0.4%)
A.O. Smith Corp.	20,628	827,595
AAON, Inc.	8,864	181,623
Ameresco, Inc., Class A*	11,684	160,305
American Woodmark Corp.	7,094	96,904
Apogee Enterprises, Inc.	12,533	153,655
Builders FirstSource, Inc.*	58,503	119,346
Gibraltar Industries, Inc.*	15,246	212,834
Griffon Corp.	23,272	212,473
Insteel Industries, Inc.	9,535	104,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

NCI Building Systems, Inc.*	9,908	$107,700
Quanex Building Products Corp.	18,671	280,438
Simpson Manufacturing Co., Inc.	21,534	724,834
Trex Co., Inc.*	8,183	187,473
Universal Forest Products, Inc.	9,177	283,294
USG Corp.*	38,719	393,385

		4,046,649

Commercial Services & Supplies (1.4%)
A.T. Cross Co., Class A*	2,431	27,422
ABM Industries, Inc.	26,912	554,925
ACCO Brands Corp.*	25,974	250,649
American Reprographics Co.*	9,378	43,045
Brink’s Co.	25,789	693,208
Casella Waste Systems, Inc., Class A*	6,814	43,610
Cenveo, Inc.*	24,748	84,143
Clean Harbors, Inc.*	25,458	1,622,438
CompX International, Inc.	5,305	78,143
Consolidated Graphics, Inc.*	3,930	189,740
Courier Corp.	7,204	84,503
Deluxe Corp.	26,395	600,750
Encore Capital Group, Inc.*	7,138	151,754
EnergySolutions, Inc.*	42,306	130,726
EnerNOC, Inc.*	10,781	117,189
Ennis, Inc.	11,874	158,280
Fuel Tech, Inc.*	11,494	75,631
G&K Services, Inc., Class A	10,142	295,234
GEO Group, Inc.*	33,293	557,658
Healthcare Services Group, Inc.	33,258	588,334
Heritage-Crystal Clean, Inc.*	1,229	20,352
Herman Miller, Inc.	31,107	573,924
HNI Corp.	23,070	602,127
InnerWorkings, Inc.*	6,589	61,344
Interface, Inc., Class A	27,291	314,938
Intersections, Inc.	2,431	26,960
Kimball International, Inc., Class B	17,851	90,505
Knoll, Inc.	25,957	385,461
McGrath RentCorp	12,640	366,434
Metalico, Inc.*	22,000	72,380
Mine Safety Appliances Co.	13,996	463,548
Mobile Mini, Inc.*	21,914	382,399
Multi-Color Corp.	2,914	74,977
NL Industries, Inc.	1,674	21,712
Portfolio Recovery Associates, Inc.*	9,317	629,084
Quad/Graphics, Inc.	13,686	196,257
Rollins, Inc.	33,374	741,570
Schawk, Inc.	7,459	83,615
Standard Parking Corp.*	4,034	72,088
Steelcase, Inc., Class A	41,056	306,278
Swisher Hygiene, Inc.*	45,831	171,408
Sykes Enterprises, Inc.*	21,629	338,710
Team, Inc.*	10,091	300,207
Tetra Tech, Inc.#*	33,786	729,440
TMS International Corp., Class A*	10,943	108,117
TRC Cos., Inc.*	4,371	26,270
U.S. Ecology, Inc.	9,621	180,682
UniFirst Corp.	7,216	409,436

United Stationers, Inc.	24,492	$797,459
Viad Corp.	9,130	159,592
WCA Waste Corp.*	4,378	28,501

		15,083,157

Construction & Engineering (0.4%)
Aegion Corp.*	19,862	304,683
Argan, Inc.	2,068	31,454
Comfort Systems USA, Inc.	17,126	183,591
Dycom Industries, Inc.*	19,653	411,141
EMCOR Group, Inc.	34,819	933,497
Furmanite Corp.*	9,459	59,686
Granite Construction, Inc.	20,994	497,978
Great Lakes Dredge & Dock Corp.	27,873	154,974
Layne Christensen Co.*	10,382	251,244
MasTec, Inc.*	30,812	535,204
Michael Baker Corp.*	2,191	42,965
MYR Group, Inc.*	10,127	193,831
Northwest Pipe Co.*	5,749	131,422
Orion Marine Group, Inc.*	6,832	45,433
Pike Electric Corp.*	11,404	81,995
Primoris Services Corp.	17,645	263,440
Sterling Construction Co., Inc.*	10,908	117,479
Tutor Perini Corp.*	15,305	188,864
UniTek Global Services, Inc.*	2,901	13,142

		4,442,023

Electrical Equipment (0.6%)
A123 Systems, Inc.*	41,299	66,491
Active Power, Inc.*	20,728	13,680
Acuity Brands, Inc.	23,713	1,256,789
American Superconductor Corp.*	23,607	87,110
AZZ, Inc.	6,503	295,496
Belden, Inc.	24,606	818,888
Brady Corp., Class A	25,697	811,254
Broadwind Energy, Inc.*	132,101	89,829
Capstone Turbine Corp.*	134,849	156,425
Coleman Cable, Inc.*	9,749	84,816
Encore Wire Corp.	9,311	241,155
EnerSys*	26,235	681,323
Franklin Electric Co., Inc.	11,771	512,745
FuelCell Energy, Inc.*	95,423	83,209
Generac Holdings, Inc.*	13,495	378,265
Global Power Equipment Group, Inc.*	8,543	202,896
II-VI, Inc.*	26,650	489,294
LSI Industries, Inc.	19,027	114,162
Powell Industries, Inc.*	2,260	70,693
PowerSecure International, Inc.*	11,065	54,772
Preformed Line Products Co.	607	36,214
SatCon Technology Corp.*	44,818	26,895
Thermon Group Holdings, Inc.*	2,622	46,200
Valence Technology, Inc.*	18,735	18,360
Vicor Corp.	11,381	90,593

		6,727,554

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	9,151	566,447
Seaboard Corp.*	118	240,248

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Standex International Corp.	6,599	$225,488

		1,032,183

Machinery (1.8%)
Accuride Corp.*	23,867	169,933
Actuant Corp., Class A	37,261	845,452
Alamo Group, Inc.	1,674	45,081
Albany International Corp., Class A	15,046	347,864
Altra Holdings, Inc.*	12,872	242,380
American Railcar Industries, Inc.*	2,486	59,490
Ampco-Pittsburgh Corp.	6,247	120,817
Astec Industries, Inc.*	10,053	323,807
Barnes Group, Inc.	27,540	663,989
Blount International, Inc.*	24,343	353,460
Briggs & Stratton Corp.	24,893	385,593
Cascade Corp.	4,584	216,227
Chart Industries, Inc.*	15,394	832,354
CIRCOR International, Inc.	9,177	324,040
CLARCOR, Inc.	26,381	1,318,786
Colfax Corp.*	12,807	364,743
Columbus McKinnon Corp.*	8,577	108,842
Commercial Vehicle Group, Inc.*	13,559	122,573
Douglas Dynamics, Inc.	4,890	71,492
Dynamic Materials Corp.	3,406	67,371
Energy Recovery, Inc.*	23,148	59,722
EnPro Industries, Inc.*	11,037	364,000
ESCO Technologies, Inc.	13,588	391,063
Federal Signal Corp.*	33,056	137,182
Flow International Corp.*	11,827	41,394
FreightCar America, Inc.*	5,949	124,632
Gorman-Rupp Co.	7,960	216,114
Graham Corp.	2,511	56,347
Greenbrier Cos., Inc.*	10,868	263,875
Hurco Cos., Inc.*	1,683	35,343
John Bean Technologies Corp.	12,794	196,644
Kadant, Inc.*	6,192	140,001
Kaydon Corp.	17,257	526,339
L.B. Foster Co., Class A	5,043	142,666
Lindsay Corp.	6,588	361,615
Lydall, Inc.*	14,099	133,800
Meritor, Inc.*	50,185	266,984
Met-Pro Corp.	10,094	91,250
Middleby Corp.*	10,208	959,960
Miller Industries, Inc.	7,492	117,849
Mueller Industries, Inc.	20,556	789,762
Mueller Water Products, Inc., Class A	78,300	191,052
NACCO Industries, Inc., Class A	2,712	241,965
NN, Inc.*	4,377	26,262
Omega Flex, Inc.*	3,809	53,821
PMFG, Inc.*	7,600	148,276
RBC Bearings, Inc.*	11,893	495,938
Robbins & Myers, Inc.	21,419	1,039,892
Sauer-Danfoss, Inc.*	6,062	219,505
Sun Hydraulics Corp.	10,869	254,661
Tecumseh Products Co., Class A*	18,944	89,037
Tennant Co.	9,568	371,908

Titan International, Inc.	22,257	$433,121
Trimas Corp.*	12,742	228,719
Twin Disc, Inc.	4,465	162,169
Wabash National Corp.*	32,189	252,362
Watts Water Technologies, Inc., Class A	15,813	540,963
Woodward, Inc.	32,037	1,311,274
Xerium Technologies, Inc.*	8,873	58,029

		18,519,790

Marine (0.1%)
Baltic Trading Ltd.	10,475	49,756
Eagle Bulk Shipping, Inc.*	28,102	26,475
Excel Maritime Carriers Ltd.*	11,868	17,209
Genco Shipping & Trading Ltd.*	19,418	131,266
International Shipholding Corp.	4,357	81,432
Ultrapetrol Bahamas Ltd.*	17,795	53,029

		359,167

Professional Services (0.8%)
Acacia Research Corp. - Acacia Technologies*	22,560	823,666
Advisory Board Co.*	8,293	615,424
Barrett Business Services, Inc.	5,589	111,556
CBIZ, Inc.*	21,754	132,917
CDI Corp.	3,245	44,813
Corporate Executive Board Co.	17,639	672,046
CoStar Group, Inc.*	13,723	915,736
CRA International, Inc.*	7,349	145,804
Dolan Co.*	13,514	115,139
Exponent, Inc.*	7,379	339,213
Franklin Covey Co.*	3,492	29,577
FTI Consulting, Inc.*	22,810	967,600
GP Strategies Corp.*	9,766	131,646
Heidrick & Struggles International, Inc.	7,778	167,538
Hill International, Inc.*	22,186	114,036
Hudson Highland Group, Inc.*	22,605	108,278
Huron Consulting Group, Inc.*	11,685	452,677
ICF International, Inc.*	9,325	231,073
Insperity, Inc.	11,490	291,271
Kelly Services, Inc., Class A	11,773	161,055
Kforce, Inc.*	15,103	186,220
Korn/Ferry International*	24,760	422,406
Mistras Group, Inc.*	7,876	200,759
Navigant Consulting, Inc.*	24,042	274,319
Odyssey Marine Exploration, Inc.*	18,235	49,964
On Assignment, Inc.*	20,276	226,686
Pendrell Corp.*	73,724	188,733
Resources Connection, Inc.	24,228	256,575
RPX Corp.*	6,755	85,451
TrueBlue, Inc.*	20,790	288,565
VSE Corp.	3,528	85,660

		8,836,403

Road & Rail (0.7%)
Amerco, Inc.	4,584	405,226
Arkansas Best Corp.	13,211	254,576
Avis Budget Group, Inc.*	55,214	591,894
Celadon Group, Inc.	10,991	129,804

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Covenant Transportation Group, Inc., Class A*	2,057	$6,109
Dollar Thrifty Automotive Group, Inc.*	15,042	1,056,851
Genesee & Wyoming, Inc., Class A*	21,351	1,293,444
Heartland Express, Inc.	24,945	356,464
Knight Transportation, Inc.	30,976	484,465
Marten Transport Ltd.	7,934	142,733
Old Dominion Freight Line, Inc.*	25,774	1,044,620
Patriot Transportation Holding, Inc.*	4,595	99,711
Quality Distribution, Inc.*	3,713	41,771
RailAmerica, Inc.*	9,933	147,902
Roadrunner Transportation Systems, Inc.*	7,663	108,278
Saia, Inc.*	8,314	103,759
Swift Transportation Co.*	42,930	353,743
Universal Truckload Services, Inc.	1,349	24,484
Werner Enterprises, Inc.	21,938	528,706
Zipcar, Inc.*	7,173	96,262

		7,270,802

Trading Companies & Distributors (0.6%)
Aceto Corp.	16,590	114,471
Aircastle Ltd.	26,684	339,420
Applied Industrial Technologies, Inc.	22,578	794,068
Beacon Roofing Supply, Inc.*	24,988	505,507
CAI International, Inc.*	7,332	113,353
DXP Enterprises, Inc.*	2,214	71,291
Essex Rental Corp.*	4,418	13,033
H&E Equipment Services, Inc.*	15,023	201,609
Houston Wire & Cable Co.	9,247	127,794
Interline Brands, Inc.*	16,998	264,659
Kaman Corp.	13,367	365,186
Lawson Products, Inc.	4,041	62,353
RSC Holdings, Inc.*	36,722	679,357
Rush Enterprises, Inc., Class A*	15,577	325,871
SeaCube Container Leasing Ltd.	2,900	42,949
TAL International Group, Inc.	11,867	341,651
Textainer Group Holdings Ltd.	5,932	172,740
Titan Machinery, Inc.*	7,980	173,405
United Rentals, Inc.*	32,755	967,910
Watsco, Inc.	15,267	1,002,431

		6,679,058

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	5,384	75,322

Total Industrials		90,094,536

Information Technology (9.3%)
Communications Equipment (1.1%)
ADTRAN, Inc.	33,769	1,018,473
Anaren, Inc.*	8,150	135,453
Arris Group, Inc.*	66,750	722,235
Aruba Networks, Inc.*	45,708	846,512
Aviat Networks, Inc.*	34,349	62,859
Bel Fuse, Inc., Class B	2,657	49,819
Black Box Corp.	9,431	264,445

Blue Coat Systems, Inc.*	21,838	$555,777
Calix, Inc.*	20,331	131,541
Communications Systems, Inc.	1,710	24,043
Comtech Telecommunications Corp.	12,294	351,854
Dialogic, Inc.*	4,097	4,916
Digi International, Inc.*	6,496	72,495
Emcore Corp.*	68,947	59,453
Emulex Corp.*	42,343	290,473
Extreme Networks, Inc.*	23,567	68,816
Finisar Corp.*	47,535	795,974
Globecomm Systems, Inc.*	11,350	155,268
Harmonic, Inc.*	60,434	304,587
Infinera Corp.*	56,674	355,913
InterDigital, Inc.	24,636	1,073,390
Ixia*	20,910	219,764
KVH Industries, Inc.*	7,910	61,540
Loral Space & Communications, Inc.*	5,247	340,425
Meru Networks, Inc.*	8,102	33,461
NETGEAR, Inc.*	19,603	658,073
Numerex Corp., Class A*	2,520	20,740
Oclaro, Inc.*	25,474	71,837
Oplink Communications, Inc.*	8,881	146,270
Opnext, Inc.*	46,944	37,921
ORBCOMM, Inc.*	8,910	26,641
Plantronics, Inc.	25,103	894,671
Powerwave Technologies, Inc.*	15,297	31,818
Procera Networks, Inc.*	3,648	56,836
ShoreTel, Inc.*	23,993	153,075
Sonus Networks, Inc.*	101,460	243,504
Sycamore Networks, Inc.*	10,470	187,413
Symmetricom, Inc.*	11,043	59,522
Tekelec*	34,689	379,151
Ubiquiti Networks, Inc.*	2,171	39,577
ViaSat, Inc.*	19,730	909,948
Westell Technologies, Inc., Class A*	42,912	95,265

		12,011,748

Computers & Peripherals (0.3%)
3D Systems Corp.*	22,746	327,542
Avid Technology, Inc.*	15,383	131,217
Cray, Inc.*	20,913	135,307
Dot Hill Systems Corp.*	14,806	19,692
Electronics for Imaging, Inc.*	24,991	356,122
Imation Corp.*	16,688	95,622
Immersion Corp.*	20,424	105,796
Intermec, Inc.*	30,793	211,240
Intevac, Inc.*	16,672	123,373
Novatel Wireless, Inc.*	15,319	47,949
OCZ Technology Group, Inc.*	27,872	184,234
Quantum Corp.*	115,638	277,531
Rimage Corp.	6,917	77,816
Silicon Graphics International Corp.*	16,458	188,609
STEC, Inc.*	19,571	168,115
Stratasys, Inc.*	10,458	318,028
Super Micro Computer, Inc.*	12,153	190,559
Synaptics, Inc.*	16,490	497,174
Xyratex Ltd.	14,770	196,736

		3,652,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (1.3%)
Aeroflex Holding Corp.*	11,117	$113,838
Agilysys, Inc.*	4,669	37,119
Anixter International, Inc.*	15,743	938,913
Badger Meter, Inc.	7,697	226,523
Benchmark Electronics, Inc.*	31,889	429,545
Brightpoint, Inc.*	34,940	375,954
Checkpoint Systems, Inc.*	19,545	213,822
Cognex Corp.	22,127	791,925
Coherent, Inc.*	12,548	655,884
CTS Corp.	16,929	155,747
Daktronics, Inc.	18,169	173,877
DDi Corp.	3,946	36,816
DTS, Inc.*	8,973	244,425
Echelon Corp.*	20,841	101,496
Electro Rent Corp.	9,837	168,705
Electro Scientific Industries, Inc.*	5,780	83,694
eMagin Corp.*	4,738	17,531
Fabrinet*	10,035	137,279
FARO Technologies, Inc.*	8,583	394,818
FEI Co.*	19,712	803,855
GSI Group, Inc.*	6,588	67,395
Identive Group, Inc.*	10,093	22,507
Insight Enterprises, Inc.*	23,752	363,168
InvenSense, Inc.*	2,632	26,215
Kemet Corp.*	23,923	168,657
LeCroy Corp.*	4,279	35,986
Littelfuse, Inc.	11,952	513,697
Maxwell Technologies, Inc.*	13,941	226,402
Measurement Specialties, Inc.*	6,898	192,868
Mercury Computer Systems, Inc.*	15,513	206,168
Methode Electronics, Inc.	16,596	137,581
Microvision, Inc.*	64,224	23,127
MTS Systems Corp.	7,644	311,493
Multi-Fineline Electronix, Inc.*	5,892	121,081
NeoPhotonics Corp.*	14,346	65,705
Newport Corp.*	17,383	236,583
OSI Systems, Inc.*	10,358	505,263
Park Electrochemical Corp.	10,491	268,779
PC Connection, Inc.	2,405	26,671
Plexus Corp.*	19,486	533,527
Power-One, Inc.*	35,097	137,229
Pulse Electronics Corp.	30,138	84,386
RadiSys Corp.*	12,686	64,191
RealD, Inc.*	21,627	171,718
Richardson Electronics Ltd.	3,624	44,539
Rofin-Sinar Technologies, Inc.*	15,849	362,150
Rogers Corp.*	8,402	309,698
Sanmina-SCI Corp.*	40,362	375,770
Scansource, Inc.*	14,369	517,284
SYNNEX Corp.*	12,698	386,781
TTM Technologies, Inc.*	34,663	379,906
Universal Display Corp.*	20,703	759,593
Viasystems Group, Inc.*	5,080	85,954
Vishay Precision Group, Inc.*	9,011	143,996
X-Rite, Inc.*	6,519	30,248
Zygo Corp.*	4,062	71,694

		14,079,776

Internet Software & Services (1.0%)
Active Network, Inc.*	8,793	$119,585
Ancestry.com, Inc.*	17,140	393,534
Angie’s List, Inc.*	2,675	43,067
Bankrate, Inc.*	12,431	267,266
Carbonite, Inc.*	1,901	21,101
comScore, Inc.*	17,327	367,332
Constant Contact, Inc.*	14,593	338,704
Cornerstone OnDemand, Inc.*	2,885	52,622
DealerTrack Holdings, Inc.*	22,381	610,106
Demand Media, Inc.*	9,685	64,405
Dice Holdings, Inc.*	26,256	217,662
Digital River, Inc.*	20,453	307,204
EarthLink, Inc.	59,855	385,466
Envestnet, Inc.*	12,909	154,392
FriendFinder Networks, Inc.*	1,642	1,231
InfoSpace, Inc.*	19,938	219,119
Internap Network Services Corp.*	22,401	133,062
IntraLinks Holdings, Inc.*	17,222	107,465
j2 Global, Inc.	24,260	682,676
Keynote Systems, Inc.	7,551	155,098
KIT Digital, Inc.*	17,175	145,129
Limelight Networks, Inc.*	31,951	94,575
Liquidity Services, Inc.*	10,225	377,303
LivePerson, Inc.*	25,527	320,364
LogMeIn, Inc.*	11,032	425,284
LoopNet, Inc.*	4,262	77,909
Marchex, Inc., Class B	5,573	34,831
Move, Inc.*	18,936	119,676
NIC, Inc.	31,316	416,816
OpenTable, Inc.*	12,756	499,142
Openwave Systems, Inc.*	60,751	95,987
Perficient, Inc.*	6,181	61,872
Quepasa Corp.*	1,608	5,339
QuinStreet, Inc.*	14,880	139,277
RealNetworks, Inc.	10,009	75,067
Responsys, Inc.*	2,487	22,109
RightNow Technologies, Inc.*	12,271	524,340
Saba Software, Inc.*	17,192	135,645
SciQuest, Inc.*	3,225	46,021
SPS Commerce, Inc.*	2,185	56,701
Stamps.com, Inc.*	5,561	145,309
support.com, Inc.*	24,720	55,620
TechTarget, Inc.*	3,854	22,507
Travelzoo, Inc.*	3,457	84,973
United Online, Inc.	42,966	233,735
ValueClick, Inc.*	41,852	681,769
Vocus, Inc.*	9,019	199,230
Web.com Group, Inc.*	7,455	85,360
XO Group, Inc.*	17,142	142,964
Zillow, Inc.*	1,058	23,784
Zix Corp.*	40,478	114,148

		10,103,883

IT Services (1.1%)
Acxiom Corp.*	44,061	537,985
CACI International, Inc., Class A*	15,211	850,599
Cardtronics, Inc.*	23,389	632,906
Cass Information Systems, Inc.	4,467	162,547
CIBER, Inc.*	33,090	127,727

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Computer Task Group, Inc.*	3,835	$53,997
Convergys Corp.*	57,135	729,614
CSG Systems International, Inc.*	17,656	259,720
Dynamics Research Corp.*	2,230	25,288
Echo Global Logistics, Inc.*	7,758	125,292
Euronet Worldwide, Inc.*	25,714	475,195
ExlService Holdings, Inc.*	7,404	165,627
Forrester Research, Inc.*	7,647	259,539
Global Cash Access Holdings, Inc.*	16,150	71,867
Hackett Group, Inc.*	23,384	87,456
Heartland Payment Systems, Inc.	19,968	486,420
Higher One Holdings, Inc.*	16,552	305,219
iGATE Corp.*	16,820	264,579
Jack Henry & Associates, Inc.	45,677	1,535,204
Lionbridge Technologies, Inc.*	31,487	72,105
ManTech International Corp., Class A	12,652	395,248
MAXIMUS, Inc.	18,186	751,991
ModusLink Global Solutions, Inc.	21,880	118,152
MoneyGram International, Inc.*	2,662	47,251
NCI, Inc., Class A*	4,777	55,652
PRGX Global, Inc.*	5,080	30,226
Sapient Corp.	57,760	727,776
ServiceSource International, Inc.*	2,636	41,359
Stream Global Services, Inc.*	2,493	8,252
Syntel, Inc.	7,566	353,862
TeleTech Holdings, Inc.*	13,590	220,158
TNS, Inc.*	13,710	242,941
Unisys Corp.*	22,353	440,578
Virtusa Corp.*	8,266	119,692
Wright Express Corp.*	21,138	1,147,371

		11,929,395

Semiconductors & Semiconductor Equipment (2.0%)
Advanced Analogic Technologies, Inc.*	10,927	63,158
Advanced Energy Industries, Inc.*	20,180	216,531
Alpha & Omega Semiconductor Ltd.*	8,846	64,664
Amkor Technology, Inc.*	52,025	226,829
Amtech Systems, Inc.*	2,507	21,335
ANADIGICS, Inc.*	17,953	39,317
Applied Micro Circuits Corp.*	32,756	220,120
ATMI, Inc.*	14,533	291,096
Axcelis Technologies, Inc.*	63,952	85,056
AXT, Inc.*	21,789	90,860
Brooks Automation, Inc.	34,156	350,782
Cabot Microelectronics Corp.*	12,860	607,635
Cavium, Inc.*	25,325	719,990
CEVA, Inc.*	11,615	351,470
Cirrus Logic, Inc.*	35,661	565,227
Cohu, Inc.	12,614	143,169
Cymer, Inc.*	16,013	796,807
Diodes, Inc.*	19,235	409,705
DSP Group, Inc.*	6,141	31,995
Entegris, Inc.*	72,852	635,634

Entropic Communications, Inc.*	46,492	$237,574
Exar Corp.*	9,421	61,237
FormFactor, Inc.*	22,991	116,334
FSI International, Inc.*	28,591	104,643
GSI Technology, Inc.*	16,481	77,131
GT Advanced Technologies, Inc.*	68,351	494,861
Hittite Microwave Corp.*	16,974	838,176
Inphi Corp.*	9,974	119,289
Integrated Device Technology, Inc.*	78,228	427,125
Integrated Silicon Solution, Inc.*	15,034	137,411
Intermolecular, Inc.*	2,539	21,785
IXYS Corp.*	12,986	140,638
Kopin Corp.*	17,567	68,160
Kulicke & Soffa Industries, Inc.*	38,002	351,518
Lattice Semiconductor Corp.*	57,692	342,690
LTX-Credence Corp.*	24,753	132,429
MaxLinear, Inc., Class A*	15,812	75,107
Micrel, Inc.	26,469	267,602
Microsemi Corp.*	45,086	755,191
Mindspeed Technologies, Inc.*	17,590	80,562
MIPS Technologies, Inc.*	24,276	108,271
MKS Instruments, Inc.	28,428	790,867
Monolithic Power Systems, Inc.*	16,228	244,556
MoSys, Inc.*	26,876	112,879
Nanometrics, Inc.*	12,057	222,090
Netlogic Microsystems, Inc.*	37,062	1,837,163
NVE Corp.*	2,716	150,819
OmniVision Technologies, Inc.*	31,426	384,497
PDF Solutions, Inc.*	5,848	40,761
Pericom Semiconductor Corp.*	15,023	114,325
Photronics, Inc.*	28,567	173,687
PLX Technology, Inc.*	23,632	67,824
Power Integrations, Inc.	15,593	517,064
Rambus, Inc.*	53,317	402,543
RF Micro Devices, Inc.*	148,761	803,309
Rubicon Technology, Inc.*	8,912	83,684
Rudolph Technologies, Inc.*	14,702	136,141
Semtech Corp.*	33,843	839,983
Sigma Designs, Inc.*	8,075	48,450
Silicon Image, Inc.*	41,007	192,733
Spansion, Inc., Class A*	27,310	226,127
Standard Microsystems Corp.*	11,874	305,993
STR Holdings, Inc.*	14,740	121,310
Supertex, Inc.*	2,649	50,013
Tessera Technologies, Inc.*	24,760	414,730
TriQuint Semiconductor, Inc.*	87,562	426,427
Ultra Clean Holdings, Inc.*	14,860	90,795
Ultratech, Inc.*	12,770	313,759
Veeco Instruments, Inc.*	21,231	441,605
Volterra Semiconductor Corp.*	12,914	330,728

		20,773,976

Software (2.5%)
Accelrys, Inc.*	38,393	258,001
ACI Worldwide, Inc.*	17,365	497,334
Actuate Corp.*	9,817	57,528
Advent Software, Inc.*	16,168	393,852
American Software, Inc., Class A	5,850	55,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Aspen Technology, Inc.*	45,920	$796,712
Blackbaud, Inc.	23,752	657,930
Bottomline Technologies, Inc.*	17,849	413,561
BroadSoft, Inc.*	12,188	368,078
Callidus Software, Inc.*	7,545	48,439
CommVault Systems, Inc.*	23,750	1,014,600
Concur Technologies, Inc.*	24,224	1,230,337
Convio, Inc.*	3,164	34,994
Deltek, Inc.*	13,378	131,372
DemandTec, Inc.*	16,480	217,042
Digimarc Corp.*	1,637	39,108
Ebix, Inc.	14,783	326,704
Ellie Mae, Inc.*	2,177	12,300
EPIQ Systems, Inc.	16,164	194,291
ePlus, Inc.*	973	27,516
Fair Isaac Corp.	20,630	739,379
FalconStor Software, Inc.*	32,383	83,548
Glu Mobile, Inc.*	35,821	112,478
Guidance Software, Inc.*	3,531	22,881
Imperva, Inc.*	1,447	50,370
Interactive Intelligence Group, Inc.*	7,156	164,016
JDA Software Group, Inc.*	23,013	745,391
Kenexa Corp.*	14,368	383,626
Magma Design Automation, Inc.*	40,217	288,758
Manhattan Associates, Inc.*	11,054	447,466
Mentor Graphics Corp.*	54,167	734,505
MicroStrategy, Inc., Class A*	4,353	471,517
Monotype Imaging Holdings, Inc.*	19,425	302,836
Motricity, Inc.*	17,150	15,435
NetScout Systems, Inc.*	20,225	355,960
NetSuite, Inc.*	14,790	599,734
Opnet Technologies, Inc.	7,623	279,535
Parametric Technology Corp.*	64,144	1,171,269
Pegasystems, Inc.	9,026	265,364
Progress Software Corp.*	34,590	669,317
PROS Holdings, Inc.*	12,211	181,700
QAD, Inc., Class A*	1,552	16,296
QAD, Inc., Class B*	144	1,490
QLIK Technologies, Inc.*	38,223	924,997
Quest Software, Inc.*	31,135	579,111
RealPage, Inc.*	16,484	416,551
Rosetta Stone, Inc.*	2,895	22,089
S1 Corp.*	31,574	302,163
SeaChange International, Inc.*	14,690	103,271
Smith Micro Software, Inc.*	15,343	17,338
SolarWinds, Inc.*	30,943	864,857
Sourcefire, Inc.*	14,076	455,781
SRS Labs, Inc.*	8,653	49,755
SS&C Technologies Holdings, Inc.*	13,671	246,898
SuccessFactors, Inc.*	44,026	1,755,317
Synchronoss Technologies, Inc.*	12,907	389,920
Take-Two Interactive Software, Inc.*	39,023	528,762
Taleo Corp., Class A*	21,524	832,764
Tangoe, Inc.*	2,676	41,210
TeleCommunication Systems, Inc., Class A*	34,412	80,868

TeleNav, Inc.*	13,139	$102,616
THQ, Inc.*	54,964	41,773
TiVo, Inc.*	64,723	580,565
Tyler Technologies, Inc.*	16,159	486,547
Ultimate Software Group, Inc.*	13,545	882,050
VASCO Data Security International, Inc.*	16,833	109,751
Verint Systems, Inc.*	11,530	317,536
VirnetX Holding Corp.*	22,552	563,123
Wave Systems Corp., Class A*	42,900	93,093
Websense, Inc.*	20,834	390,221

		26,056,779

Total Information Technology		98,608,219

Materials (2.4%)
Chemicals (1.1%)
A. Schulman, Inc.	16,871	357,328
American Vanguard Corp.	5,733	76,478
Balchem Corp.	15,548	630,316
Calgon Carbon Corp.*	31,737	498,588
Chase Corp.	1,597	22,198
Chemtura Corp.*	52,212	592,084
Ferro Corp.*	45,076	220,422
Flotek Industries, Inc.*	27,108	269,996
FutureFuel Corp.	4,807	59,703
Georgia Gulf Corp.*	17,017	331,661
H.B. Fuller Co.	26,837	620,203
Hawkins, Inc.	4,827	177,923
Innophos Holdings, Inc.	10,899	529,255
Innospec, Inc.*	12,886	361,710
KMG Chemicals, Inc.	6,568	113,429
Koppers Holdings, Inc.	10,125	347,895
Kraton Performance Polymers, Inc.*	17,291	351,007
Landec Corp.*	13,744	75,867
LSB Industries, Inc.*	9,419	264,015
Minerals Technologies, Inc.	9,820	555,125
NewMarket Corp.	4,640	919,230
Olin Corp.	42,260	830,409
OM Group, Inc.*	15,641	350,202
Omnova Solutions, Inc.*	22,910	105,615
PolyOne Corp.	48,697	562,450
Quaker Chemical Corp.	7,103	276,236
Senomyx, Inc.*	27,507	95,724
Sensient Technologies Corp.	26,534	1,005,639
Spartech Corp.*	8,061	38,129
Stepan Co.	4,102	328,816
TPC Group, Inc.*	6,294	146,839
Tredegar Corp.	12,553	278,928
Zep, Inc.	9,996	139,744
Zoltek Cos., Inc.*	14,556	110,917

		11,644,081

Construction Materials (0.1%)
Eagle Materials, Inc.	24,141	619,458
Headwaters, Inc.*	22,734	50,469
Texas Industries, Inc.	12,388	381,303
United States Lime & Minerals, Inc.*	678	40,755

		1,091,985

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Containers & Packaging (0.1%)
AEP Industries, Inc.*	1,095	$30,824
Boise, Inc.	49,556	352,839
Graphic Packaging Holding Co.*	86,761	369,602
Myers Industries, Inc.	14,532	179,325

		932,590

Metals & Mining (0.8%)
A.M. Castle & Co.*	9,151	86,568
AMCOL International Corp.	13,590	364,892
Century Aluminum Co.*	29,038	247,113
Coeur d’Alene Mines Corp.*	47,367	1,143,439
General Moly, Inc.*	34,881	107,782
Globe Specialty Metals, Inc.	33,881	453,667
Gold Resource Corp.	15,394	327,122
Golden Minerals Co.*	12,399	72,038
Golden Star Resources Ltd.*	130,391	215,145
Handy & Harman Ltd.*	1,496	14,810
Haynes International, Inc.	6,670	364,182
Hecla Mining Co.	148,642	777,398
Horsehead Holding Corp.*	27,160	244,712
Jaguar Mining, Inc.*	42,533	271,361
Kaiser Aluminum Corp.	9,117	418,288
Materion Corp.*	10,876	264,069
Metals USA Holdings Corp.*	7,731	86,974
Midway Gold Corp.*	21,686	45,757
Noranda Aluminum Holding Corp.	12,234	100,931
Olympic Steel, Inc.	5,397	125,858
Paramount Gold and Silver Corp.*	63,413	135,704
Revett Minerals, Inc.*	6,512	30,737
RTI International Metals, Inc.*	16,468	382,222
Stillwater Mining Co.*	59,011	617,255
SunCoke Energy, Inc.*	3,450	38,640
Thompson Creek Metals Co., Inc.*	82,755	575,975
U.S. Energy Corp./Wyoming*	21,020	61,168
U.S. Gold Corp.*	54,113	181,820
Universal Stainless & Alloy Products, Inc.*	1,811	67,659
Vista Gold Corp.*	18,026	55,340
Worthington Industries, Inc.	29,169	477,788

		8,356,414

Paper & Forest Products (0.3%)
Buckeye Technologies, Inc.	20,903	698,996
Clearwater Paper Corp.*	11,384	405,384
Deltic Timber Corp.	6,591	398,031
KapStone Paper and Packaging Corp.*	18,311	288,215
Louisiana-Pacific Corp.*	68,981	556,677
Neenah Paper, Inc.	7,524	167,936
P.H. Glatfelter Co.	24,412	344,697
Schweitzer-Mauduit International, Inc.	9,249	614,689
Verso Paper Corp.*	27,551	26,449
Wausau Paper Corp.	26,036	215,057

		3,716,131

Total Materials		25,741,201

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	15,735	$49,880
AboveNet, Inc.*	12,412	806,904
Alaska Communications Systems Group, Inc.	22,373	67,343
Atlantic Tele-Network, Inc.	4,896	191,189
Boingo Wireless, Inc.*	1,359	11,687
Cbeyond, Inc.*	12,217	97,858
Cincinnati Bell, Inc.*	117,953	357,398
Cogent Communications Group, Inc.*	23,918	403,975
Consolidated Communications Holdings, Inc.	12,355	235,363
Fairpoint Communications, Inc.*	15,947	69,050
General Communication, Inc., Class A*	22,096	216,320
Globalstar, Inc.*	168,848	91,178
HickoryTech Corp.	3,467	38,414
IDT Corp., Class B	10,802	101,323
inContact, Inc.*	7,952	35,227
Iridium Communications, Inc.*	19,543	150,677
Lumos Networks Corp.	8,710	133,611
Neutral Tandem, Inc.*	16,444	175,786
Premiere Global Services, Inc.*	36,065	305,471
SureWest Communications	3,670	44,150
Towerstream Corp.*	11,108	23,327
Vonage Holdings Corp.*	65,320	160,034

		3,766,165

Wireless Telecommunication Services (0.1%)
Leap Wireless International, Inc.*	33,090	307,406
NTELOS Holdings Corp.	8,752	178,366
Shenandoah Telecommunications Co.	11,176	117,125
USA Mobility, Inc.	12,698	176,121

		779,018

Total Telecommunication Services		4,545,183

Utilities (2.0%)
Electric Utilities (0.9%)
Allete, Inc.	16,469	691,369
Central Vermont Public Service Corp.	8,245	289,400
Cleco Corp.	31,811	1,211,999
El Paso Electric Co.	23,476	813,209
Empire District Electric Co.	20,723	437,048
IDACORP, Inc.	25,978	1,101,727
MGE Energy, Inc.	11,707	547,536
Otter Tail Corp.	18,486	407,062
PNM Resources, Inc.	41,430	755,269
Portland General Electric Co.	40,125	1,014,761
UIL Holdings Corp.	26,690	944,025
UniSource Energy Corp.	19,426	717,208
Unitil Corp.	5,963	169,230

		9,099,843

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares		Value (Note 1)

Gas Utilities (0.6%)
AGL Resources, Inc.	—	@	$1
Chesapeake Utilities Corp.	4,706		204,005
Laclede Group, Inc.	11,499		465,365
New Jersey Resources Corp.	22,577		1,110,788
Northwest Natural Gas Co.	13,922		667,282
Piedmont Natural Gas Co., Inc.#	37,857		1,286,381
South Jersey Industries, Inc.	16,188		919,640
Southwest Gas Corp.	24,317		1,033,229
WGL Holdings, Inc.	26,689		1,180,188

			6,866,879

Independent Power Producers & Energy Traders (0.1%)
Atlantic Power Corp.	59,918		856,827
Dynegy, Inc.*	51,596		142,921
Genie Energy Ltd., Class B	10,856		86,088
Ormat Technologies, Inc.	9,690		174,711

			1,260,547

Multi-Utilities (0.3%)
Avista Corp.	29,968		771,676
Black Hills Corp.	20,578		691,009
CH Energy Group, Inc.	8,053		470,134
NorthWestern Corp.	18,964		678,722

			2,611,541

Water Utilities (0.1%)
American States Water Co.	9,582		334,412
Artesian Resources Corp., Class A	6,063		114,166
Cadiz, Inc.*	2,995		28,842
California Water Service Group	20,898		381,597
Connecticut Water Service, Inc.	5,538		150,246
Consolidated Water Co., Ltd.	3,844		32,982
Middlesex Water Co.	4,108		76,655
Pennichuck Corp.	1,150		33,155
SJW Corp.	6,155		145,504
York Water Co.	3,244		57,224

			1,354,783

Total Utilities			21,193,593

Total Common Stocks (53.9%) (Cost $518,632,580)			574,755,126

INVESTMENT COMPANY:
Investment Company (0.0%)
THL Credit, Inc. (Cost $107,174)	9,079		110,854

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15	$4,800		$3,148

Total Financials			3,148

Total Corporate Bonds			3,148

Total Long-Term Debt Securities (0.0%) (Cost $4,800)			3,148

	Number of Rights		Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Forest Laboratories, Inc., expiring 12/31/49*†	3,800		3,610

Total Health Care			3,610

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., expiring 12/31/49*(b)†	21,501		215

Total Information Technology			215

Total Rights (0.0%) (Cost $—)			3,825

	Number of Warrants		Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13* (Cost $—)	6,286		—

Total Investments (53.9%) (Cost $518,744,554)			574,872,953
Other Assets Less Liabilities (46.1%)			491,981,847

Net Assets (100%)			$1,066,854,800

*	Non-income producing.
†	Securities (totaling $3,825 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $379,953
@	Shares are less than 0.5
(b)	Illiquid Security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$571,354,611	$567,712,888	$1,139,067,499	$—	$426,829	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	6,657	March-12	$492,096,119	$491,819,160	$(276,959)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$75,137,160	$—	$—	$75,137,160
Consumer Staples	21,044,687	—	—	21,044,687
Energy	38,642,951	—	—	38,642,951
Financials	126,998,682	—	—	126,998,682
Health Care	72,748,914	—	—	72,748,914
Industrials	90,094,536	—	—	90,094,536
Information Technology	97,589,746	1,018,473	—	98,608,219
Materials	25,741,201	—	—	25,741,201
Telecommunication Services	4,545,183	—	—	4,545,183
Utilities	21,193,593	—	—	21,193,593
Corporate Bonds
Financials	—	3,148	—	3,148
Investment Company
Investment Company	110,854	—	—	110,854
Rights
Health Care	—	—	3,610	3,610
Information Technology	—	—	215	215
Warrants
Energy	—	—	—	—

Total Assets	$573,847,507	$1,021,621	$3,825	$574,872,953

Liabilities:
Futures	$(276,959)	$—	$—	$(276,959)

Total Liabilities	$(276,959)	$—	$—	$(276,959)

Total	$573,570,548	$1,021,621	$3,825	$574,595,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Corporate Bonds- Financials	Investments in Rights-Health Care††	Investments in Rights-Information Technology††

Balance as of 12/31/10	$17,620	$10,717	$—	$—
Total gains or losses (realized/unrealized) included in earnings	(6,209)	—	3,610	215
Purchases	—	—	—	—
Sales	(11,411)	—	—	—
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(10,717)	—	—

Balance as of 12/31/11	$—	$—	$3,610	$215

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/2011	$—	$—	$3,610	$215

††	Security received through corporate action with $0 cost.

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(276,959	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(276,959)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(108,859,981)	—	—	(108,859,981)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(108,859,981)	$—	$—	$(108,859,981)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(15,645,054)	—	—	(15,645,054)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(15,645,054)	$—	$—	$(15,645,054)

The Portfolio held futures contracts with an average notional balance of approximately $540,573,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$181,523,935
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$202,420,456

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$122,089,949
Aggregate gross unrealized depreciation	(68,897,597)

Net unrealized appreciation	$53,192,352

Federal income tax cost of investments	$521,680,601

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $518,744,554)	$574,872,953
Cash	443,489,435
Cash held as collateral at broker	50,197,084
Dividends, interest and other receivables	836,770
Receivable from sub-advisor	35,296
Receivable for securities sold	1,404
Receivable from Separate Accounts for Trust shares sold	393
Other assets	937

Total assets	1,069,434,272

LIABILITIES
Due to broker for futures variation margin	1,863,800
Investment management fees payable	411,180
Payable to Separate Accounts for Trust shares redeemed	159,263
Administrative fees payable	112,752
Accrued expenses	32,477

Total liabilities	2,579,472

NET ASSETS	$1,066,854,800

Net assets were comprised of:
Paid in capital	$1,100,569,519
Accumulated undistributed net investment income (loss)	737,019
Accumulated undistributed net realized gain (loss) on investments and futures	(90,303,178)
Net unrealized appreciation (depreciation) on investments and futures	55,851,440

Net assets	$1,066,854,800

Class IA
Net asset value, offering and redemption price per share, $114,912 / 11,548 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.95

Class K
Net asset value, offering and redemption price per share, $1,066,739,888 / 107,192,167 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($426,829 of dividend income received from affiliates) (net of $5,363 foreign withholding tax)	$8,597,428
Interest	186,032

Total income	8,783,460

EXPENSES
Investment management fees	5,635,095
Administrative fees	1,975,686
Printing and mailing expenses	92,659
Professional fees	45,978
Trustees’ fees	31,380
Custodian fees	19,000
Miscellaneous	37,033

Gross expenses	7,836,831
Less: Reimbursement from sub-advisor	(258,946)

Net expenses	7,577,885

NET INVESTMENT INCOME (LOSS)	1,205,575

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	38,416,603
Futures	(108,859,981)

Net realized gain (loss)	(70,443,378)

Change in unrealized appreciation (depreciation) on:
Securities	(78,073,440)
Futures	(15,645,054)

Net change in unrealized appreciation (depreciation)	(93,718,494)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(164,161,872)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(162,956,297)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,205,575		$2,386,758
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolio	(70,443,378)		130,178,320
Net change in unrealized appreciation (depreciation) on investments and futures	(93,718,494)		113,721,839

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(162,956,297)		246,286,917

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(159)		(2,050,011)
Class K†	(1,507,102)		—

	(1,507,261)		(2,050,011)

Distributions from net realized capital gains
Class IA	(69,237,206)		(88,968,314)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(70,744,467)		(91,018,325)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 12,341,755 and 36,995,164 shares, respectively ]	151,332,878		391,430,580
Capital shares issued in reinvestment of dividends and distributions [ 7,114,925 and 8,092,660 shares, respectively ]	69,237,365		91,018,325
Capital shares repurchased [ (123,187,230) and (13,253,911) shares, respectively ]	(1,232,040,573	)(z)	(144,032,464)

Total Class IA transactions	(1,011,470,330)		338,416,441

Class K†
Capital shares sold [ 118,040,401 and 0 shares, respectively ]	1,168,534,785	(z)	—
Capital shares issued in reinvestment of dividends [ 156,424 and 0 shares, respectively ]	1,507,102		—
Capital shares repurchased [ (11,004,658) and 0 shares, respectively ]	(107,928,500)		—

Total Class K transactions	1,062,113,387		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	50,643,057		338,416,441

TOTAL INCREASE (DECREASE) IN NET ASSETS	(183,057,707)		493,685,033
NET ASSETS:
Beginning of year	1,249,912,507		756,227,474

End of year (a)	$1,066,854,800		$1,249,912,507

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$737,019		$450,827

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the ATM Small Cap Portfolio exchanged approximately 117,681,035 Class IA shares for approximately 117,681,035 Class K shares. This exchange amounted to approximately $1,164,983,361.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$12.05	$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	0.03 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures .	(1.47)	2.41	0.51

Total from investment operations	(1.46)	2.44	0.53

Less distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.01)
Distributions from net realized gains	(0.63)	(0.89)	—

Total dividends and distributions	(0.64)	(0.91)	(0.01)

Net asset value, end of period	$9.95	$12.05	$10.52

Total return (b)	(11.99)%	23.97%	5.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$115	$1,249,913	$756,227
Ratio of expenses to average net assets:
After reimbursements (a)	0.60%	0.62%	0.65%
Before reimbursements (a)	0.63%	0.65%	0.66%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.05%	0.24%	0.50%
Before reimbursements (a)	0.02%	0.21%	0.50%
Portfolio turnover rate	24%	23%	29%

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.73

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)
Net realized and unrealized gain (loss) on investments and futures .	0.22

Total from investment operations	0.23

Less distributions:
Dividends from net investment income	(0.01)

Net asset value, end of period	$9.95

Total return (b)	2.41%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,066,740
Ratio of expenses to average net assets:
After reimbursements (a)	0.62%
Before reimbursements (a)	0.62%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.20%
Before reimbursements (a)	0.21%
Portfolio turnover rate	24%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
Since Incept.*
Portfolio – Class IB Shares	(3.80)%
S&P 500 Index	(4.63)
Barclays Capital U.S. Aggregate Bond Index	8.37
MSCI EAFE Index	(17.31)
* Date of inception 2/18/2011. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.80)% for the period February 18, 2011 through December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index (4.63)%, Barclays Capital U.S. Aggregate Bond Index 8.37% and the MSCI EAFE Index (17.31)%.

Portfolio Highlights

The Portfolio launched in February with an overweight equity exposure of 64%, compared to its target allocation of 60% equities and 40% fixed-income/cash, based on the portfolio manager’s assessment that economic indicators exhibited strong momentum in many parts of the world. As the first quarter came to a close, with the arrival of the “Arab Spring,” the related rise in the price of oil, and the uncertainties that resulted from the tragic earthquake, tsunami, and ensuing nuclear crisis in Japan, the manager’s forecast for equity market risk increased. As a result, the Portfolio’s equity exposure was reduced back towards the target. The manager believed economic indicators continued to exhibit strong momentum in many parts of the world, yet identified the need to balance against the potential drag from higher commodity prices and the developments in Japan.

In June, the uncertainty over the timing and mechanism to provide financial support to Greece increased, and with it came the potential for extreme negative impact on the global financial markets. Interestingly, while popular measures of volatility showed quiet seas, the manager’s analysis of European bond spreads showed turbulence beneath the surface. As a result, the manager began and continued to reduce equity exposure throughout the summer. Also, during the summer, various currencies, in particular the euro, began to trade in almost lock-step with the global equity markets, reducing their diversification benefit. Therefore, the portfolio manager hedged half of the currency exposure to the euro.

The anxiety in the markets subsided somewhat as the third quarter ended with signs that European leaders were finally taking serious enough steps to rein in the crisis. With valuations having receded to new lows, risk exposure in the Portfolio was increased modestly in a series of steps during October—in time to participate in the equity market rally that month. The manager continued to raise equity weight through the Fall.

One key development driving re-risking of the Portfolio was the announcement in December by the European Central Bank (ECB) of significant measures to improve bank liquidity, including longer-term funding and more lenient collateral requirements. Also, growth in the U.S. appeared to pick up over the latter part of the year, with improvements in job growth, consumer spending, exports, capital spending and private construction. Monetary easing in emerging markets, including China and Brazil, could also help offset the drag from Europe.

Portfolio Positioning and Outlook

We remain cautious about the outlook. Both our quantitative tools and fundamental analysis suggest volatility will remain high over the medium-term. However, expected returns on equities are also at historically high levels. At year end, the Portfolio held 51% in equities and 49% in bonds. By holding an underweight position in equities at yearend, we believe the portfolio is better aligned with risk expectations, but is still positioned to benefit from the elevated return opportunity.

Sector Weightings as of 12/31/11	% of Net Assets
Government Securities	36.7%
Exchange Traded Funds	25.0
Information Technology	4.9
Financials	3.4
Energy	3.1
Health Care	3.0
Consumer Staples	3.0
Industrials	2.7
Consumer Discretionary	2.7
Utilities	1.0
Materials	0.9
Telecommunication Services	0.8
Cash and Other	12.8

100.0%

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IB
Actual	$1,000.00	$965.87	$6.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.74	6.53

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.28%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (2.7%)
Auto Components (0.1%)
BorgWarner, Inc.*	160	$10,199
Goodyear Tire & Rubber Co.*	360	5,101
Johnson Controls, Inc.	1,005	31,416

		46,716

Automobiles (0.1%)
Ford Motor Co.*	5,630	60,579
Harley-Davidson, Inc.	340	13,216

		73,795

Distributors (0.0%)
Genuine Parts Co.	235	14,382

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	170	9,158
DeVry, Inc.	90	3,461
H&R Block, Inc.	430	7,022

		19,641

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	665	21,706
Chipotle Mexican Grill, Inc.*	51	17,225
Darden Restaurants, Inc.	195	8,888
International Game Technology	440	7,568
Marriott International, Inc., Class A	390	11,376
McDonald’s Corp.	1,515	152,000
Starbucks Corp.	1,105	50,841
Starwood Hotels & Resorts Worldwide, Inc.	280	13,432
Wyndham Worldwide Corp.	220	8,322
Wynn Resorts Ltd.	115	12,706
Yum! Brands, Inc.	680	40,127

		344,191

Household Durables (0.1%)
D.R. Horton, Inc.	405	5,107
Harman International Industries, Inc.	100	3,804
Leggett & Platt, Inc.	205	4,723
Lennar Corp., Class A	235	4,618
Newell Rubbermaid, Inc.	420	6,783
PulteGroup, Inc.*	495	3,123
Whirlpool Corp.	115	5,457

		33,615

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	546	94,513
Expedia, Inc.	138	3,990
Netflix, Inc.*	78	5,405
priceline.com, Inc.*	79	36,949
TripAdvisor, Inc.*	138	3,466

		144,323

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	165	5,262
Mattel, Inc.	500	13,880

		19,142

Media (0.8%)
Cablevision Systems Corp. - New York Group, Class A	320	$4,550
CBS Corp., Class B	965	26,190
Comcast Corp., Class A	4,030	95,551
DIRECTV, Class A*	1,045	44,684
Discovery Communications, Inc., Class A*	385	15,773
Gannett Co., Inc.	350	4,680
Interpublic Group of Cos., Inc.	675	6,568
McGraw-Hill Cos., Inc.	430	19,337
News Corp., Class A	3,245	57,891
Omnicom Group, Inc.	410	18,278
Scripps Networks Interactive, Inc., Class A	145	6,151
Time Warner Cable, Inc.	470	29,878
Time Warner, Inc.	1,485	53,668
Viacom, Inc., Class B	820	37,236
Walt Disney Co.	2,660	99,750
Washington Post Co., Class B	11	4,145

		524,330

Multiline Retail (0.2%)
Big Lots, Inc.*	95	3,587
Dollar Tree, Inc.*	180	14,960
Family Dollar Stores, Inc.	170	9,802
J.C. Penney Co., Inc.	210	7,382
Kohl’s Corp.	370	18,259
Macy’s, Inc.	620	19,952
Nordstrom, Inc.	240	11,930
Sears Holdings Corp.*	55	1,748
Target Corp.	990	50,708

		138,328

Specialty Retail (0.5%)
Abercrombie & Fitch Co., Class A	125	6,105
AutoNation, Inc.*	70	2,581
AutoZone, Inc.*	45	14,624
Bed Bath & Beyond, Inc.*	355	20,579
Best Buy Co., Inc.	425	9,932
CarMax, Inc.*	330	10,059
GameStop Corp., Class A*	205	4,947
Gap, Inc.	505	9,368
Home Depot, Inc.	2,285	96,061
Limited Brands, Inc.	365	14,728
Lowe’s Cos., Inc.	1,855	47,080
Orchard Supply Hardware Stores Corp., Class A*†	— @	—
O’Reilly Automotive, Inc.*	195	15,590
Ross Stores, Inc.	340	16,160
Staples, Inc.	1,030	14,307
Tiffany & Co.	190	12,589
TJX Cos., Inc.	555	35,825
Urban Outfitters, Inc.*	160	4,410

		334,945

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	430	26,247
NIKE, Inc., Class B	555	53,485
Ralph Lauren Corp.	99	13,670
VF Corp.	135	17,144

		110,546

Total Consumer Discretionary		1,803,954

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Consumer Staples (3.0%)
Beverages (0.7%)
Beam, Inc.	225	$11,527
Brown-Forman Corp., Class B	155	12,479
Coca-Cola Co.	3,365	235,449
Coca-Cola Enterprises, Inc.	455	11,730
Constellation Brands, Inc., Class A*	250	5,167
Dr. Pepper Snapple Group, Inc.	320	12,634
Molson Coors Brewing Co., Class B	235	10,232
PepsiCo, Inc.	2,320	153,932

		453,150

Food & Staples Retailing (0.6%)
Costco Wholesale Corp.	645	53,741
CVS Caremark Corp.	1,930	78,705
Kroger Co.	875	21,193
Safeway, Inc.	500	10,520
SUPERVALU, Inc.	305	2,477
Sysco Corp.	870	25,517
Walgreen Co.	1,315	43,474
Wal-Mart Stores, Inc.	2,591	154,838
Whole Foods Market, Inc.	235	16,351

		406,816

Food Products (0.5%)
Archer-Daniels-Midland Co.	985	28,171
Campbell Soup Co.	260	8,642
ConAgra Foods, Inc.	605	15,972
Dean Foods Co.*	270	3,024
General Mills, Inc.	955	38,592
H.J. Heinz Co.	475	25,669
Hershey Co.	225	13,900
Hormel Foods Corp.	195	5,712
J.M. Smucker Co.	170	13,289
Kellogg Co.	370	18,711
Kraft Foods, Inc., Class A	2,615	97,696
McCormick & Co., Inc. (Non-Voting)	200	10,084
Mead Johnson Nutrition Co.	305	20,963
Sara Lee Corp.	875	16,555
Tyson Foods, Inc., Class A	430	8,875

		325,855

Household Products (0.6%)
Clorox Co.	195	12,979
Colgate-Palmolive Co.	715	66,059
Kimberly-Clark Corp.	590	43,400
Procter & Gamble Co.	4,080	272,177

		394,615

Personal Products (0.1%)
Avon Products, Inc.	630	11,006
Estee Lauder Cos., Inc., Class A	170	19,095

		30,101

Tobacco (0.5%)
Altria Group, Inc.	3,045	90,284
Lorillard, Inc.	205	23,370
Philip Morris International, Inc.	2,575	202,086

Reynolds American, Inc.	495	$20,503

		336,243

Total Consumer Staples		1,946,780

Energy (3.1%)
Energy Equipment & Services (0.5%)
Baker Hughes, Inc.	645	31,373
Cameron International Corp.*	360	17,708
Diamond Offshore Drilling, Inc.	100	5,526
FMC Technologies, Inc.*	350	18,281
Halliburton Co.	1,355	46,761
Helmerich & Payne, Inc.	160	9,338
Nabors Industries Ltd.*	420	7,283
National Oilwell Varco, Inc.	630	42,834
Noble Corp.*	365	11,030
Rowan Cos., Inc.*	180	5,459
Schlumberger Ltd.	1,990	135,937

		331,530

Oil, Gas & Consumable Fuels (2.6%)
Alpha Natural Resources, Inc.*	318	6,497
Anadarko Petroleum Corp.	735	56,103
Apache Corp.	575	52,084
Cabot Oil & Gas Corp.	160	12,144
Chesapeake Energy Corp.	970	21,621
Chevron Corp.	2,950	313,880
ConocoPhillips	1,970	143,554
Consol Energy, Inc.	330	12,111
Denbury Resources, Inc.*	580	8,758
Devon Energy Corp.	600	37,200
El Paso Corp.	1,140	30,290
EOG Resources, Inc.	405	39,897
EQT Corp.	225	12,328
Exxon Mobil Corp.	7,101	601,881
Hess Corp.	440	24,992
Marathon Oil Corp.	1,040	30,441
Marathon Petroleum Corp.	520	17,311
Murphy Oil Corp.	285	15,886
Newfield Exploration Co.*	195	7,357
Noble Energy, Inc.	260	24,541
Occidental Petroleum Corp.	1,205	112,908
Peabody Energy Corp.	395	13,078
Pioneer Natural Resources Co.	180	16,106
QEP Resources, Inc.	260	7,618
Range Resources Corp.	235	14,556
Southwestern Energy Co.*	510	16,289
Spectra Energy Corp.	960	29,520
Sunoco, Inc.	160	6,563
Tesoro Corp.*	205	4,789
Valero Energy Corp.	825	17,366
Williams Cos., Inc.	870	28,727

		1,736,396

Total Energy		2,067,926

Financials (3.4%)
Capital Markets (0.4%)
Ameriprise Financial, Inc.	330	16,381
Bank of New York Mellon Corp.	1,790	35,639
BlackRock, Inc.	155	27,627

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Charles Schwab Corp.	1,590	$17,904
E*TRADE Financial Corp.*	375	2,985
Federated Investors, Inc., Class B	135	2,045
Franklin Resources, Inc.	215	20,653
Goldman Sachs Group, Inc.	730	66,014
Invesco Ltd.	660	13,259
Legg Mason, Inc.	175	4,209
Morgan Stanley	2,190	33,135
Northern Trust Corp.	350	13,881
State Street Corp.	725	29,225
T. Rowe Price Group, Inc.	375	21,356

		304,313

Commercial Banks (0.7%)
BB&T Corp.	1,025	25,799
Comerica, Inc.	290	7,482
Fifth Third Bancorp	1,355	17,236
First Horizon National Corp.	385	3,080
Huntington Bancshares, Inc./Ohio	1,275	7,000
KeyCorp	1,410	10,843
M&T Bank Corp.	190	14,505
PNC Financial Services Group, Inc.	780	44,982
Regions Financial Corp.	1,860	7,998
SunTrust Banks, Inc.	790	13,983
U.S. Bancorp	2,825	76,416
Wells Fargo & Co.	7,810	215,244
Zions Bancorp	270	4,395

		448,963

Consumer Finance (0.2%)
American Express Co.	1,495	70,519
Capital One Financial Corp.	675	28,546
Discover Financial Services	810	19,440
SLM Corp.	750	10,050

		128,555

Diversified Financial Services (0.7%)
Bank of America Corp.	15,015	83,483
Citigroup, Inc.	4,330	113,922
CME Group, Inc.	102	24,854
IntercontinentalExchange, Inc.*	113	13,622
JPMorgan Chase & Co.	5,630	187,198
Leucadia National Corp.	285	6,481
Moody’s Corp.	285	9,599
NASDAQ OMX Group, Inc.*	185	4,534
NYSE Euronext	385	10,049

		453,742

Insurance (0.9%)
ACE Ltd.	495	34,709
Aflac, Inc.	690	29,849
Allstate Corp.	740	20,283
American International Group, Inc.*	644	14,941
Aon Corp.	475	22,230
Assurant, Inc.	135	5,543
Berkshire Hathaway, Inc., Class B*	2,610	199,143
Chubb Corp.	410	28,380
Cincinnati Financial Corp.	235	7,158
Genworth Financial, Inc., Class A*	725	4,749
Hartford Financial Services Group, Inc.	655	10,644

Lincoln National Corp.	445	$8,642
Loews Corp.	445	16,754
Marsh & McLennan Cos., Inc.	790	24,980
MetLife, Inc.	1,560	48,641
Principal Financial Group, Inc.	445	10,947
Progressive Corp.	910	17,754
Prudential Financial, Inc.	700	35,084
Torchmark Corp.	152	6,595
Travelers Cos., Inc.	615	36,390
Unum Group	430	9,060
XL Group plc	470	9,292

		601,768

Real Estate Investment Trusts (REITs) (0.5%)
Apartment Investment & Management Co. (REIT), Class A	170	3,895
AvalonBay Communities, Inc. (REIT)	145	18,937
Boston Properties, Inc. (REIT)	225	22,410
Equity Residential (REIT)	440	25,093
HCP, Inc. (REIT)	600	24,858
Health Care REIT, Inc. (REIT)	280	15,268
Host Hotels & Resorts, Inc. (REIT)	1,045	15,435
Kimco Realty Corp. (REIT)	600	9,744
Plum Creek Timber Co., Inc. (REIT)	235	8,592
ProLogis, Inc. (REIT)	672	19,212
Public Storage (REIT)	215	28,909
Simon Property Group, Inc. (REIT)	440	56,734
Ventas, Inc. (REIT)	429	23,651
Vornado Realty Trust (REIT)	270	20,752
Weyerhaeuser Co. (REIT)	790	14,749

		308,239

Real Estate Management & Development (0.0%)
CBRE Group, Inc.*	480	7,306

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	780	4,875
People’s United Financial, Inc.	530	6,810

		11,685

Total Financials		2,264,571

Health Care (3.0%)
Biotechnology (0.3%)
Amgen, Inc.	1,171	75,190
Biogen Idec, Inc.*	360	39,618
Celgene Corp.*	660	44,616
Gilead Sciences, Inc.*	1,115	45,637

		205,061

Health Care Equipment & Supplies (0.5%)
Baxter International, Inc.	830	41,069
Becton, Dickinson and Co.	315	23,537
Boston Scientific Corp.*	2,195	11,721
C.R. Bard, Inc.	125	10,688
CareFusion Corp.*	330	8,385
Covidien plc	715	32,182

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

DENTSPLY International, Inc.	205	$7,173
Edwards Lifesciences Corp.*	169	11,948
Intuitive Surgical, Inc.*	67	31,022
Medtronic, Inc.	1,560	59,670
St. Jude Medical, Inc.	465	15,950
Stryker Corp.	485	24,109
Varian Medical Systems, Inc.*	170	11,412
Zimmer Holdings, Inc.*	270	14,423

		303,289

Health Care Providers & Services (0.5%)
Aetna, Inc.	535	22,572
AmerisourceBergen Corp.	385	14,318
Cardinal Health, Inc.	510	20,711
Cigna Corp.	425	17,850
Coventry Health Care, Inc.*	205	6,226
DaVita, Inc.*	135	10,234
Express Scripts, Inc.*	720	32,177
Humana, Inc.	240	21,026
Laboratory Corp. of America Holdings*	145	12,466
McKesson Corp.	365	28,437
Medco Health Solutions, Inc.*	570	31,863
Patterson Cos., Inc.	125	3,690
Quest Diagnostics, Inc.	235	13,644
Tenet Healthcare Corp.*	640	3,283
UnitedHealth Group, Inc.	1,575	79,821
WellPoint, Inc.	515	34,119

		352,437

Health Care Technology (0.0%)
Cerner Corp.*	220	13,475

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.*	510	17,814
Life Technologies Corp.*	260	10,117
PerkinElmer, Inc.	160	3,200
Thermo Fisher Scientific, Inc.*	555	24,958
Waters Corp.*	135	9,997

		66,086

Pharmaceuticals (1.6%)
Abbott Laboratories, Inc.	2,310	129,891
Allergan, Inc.	450	39,483
Bristol-Myers Squibb Co.	2,505	88,276
Eli Lilly and Co.	1,510	62,756
Forest Laboratories, Inc.*	390	11,801
Hospira, Inc.*	240	7,289
Johnson & Johnson	4,050	265,599
Merck & Co., Inc.	4,510	170,027
Mylan, Inc.*	625	13,412
Perrigo Co.	140	13,622
Pfizer, Inc.	11,380	246,263
Watson Pharmaceuticals, Inc.*	190	11,465

		1,059,884

Total Health Care		2,000,232

Industrials (2.7%)
Aerospace & Defense (0.7%)
Boeing Co.	1,105	81,052
General Dynamics Corp.	525	34,865

Goodrich Corp.	190	$23,503
Honeywell International, Inc.	1,150	62,503
L-3 Communications Holdings, Inc.	150	10,002
Lockheed Martin Corp.	390	31,551
Northrop Grumman Corp.	390	22,807
Precision Castparts Corp.	215	35,430
Raytheon Co.	510	24,674
Rockwell Collins, Inc.	225	12,458
Textron, Inc.	405	7,488
United Technologies Corp.	1,345	98,306

		444,639

Air Freight & Logistics (0.3%)
C.H. Robinson Worldwide, Inc.	240	16,747
Expeditors International of Washington, Inc.	315	12,903
FedEx Corp.	475	39,667
United Parcel Service, Inc., Class B	1,435	105,028

		174,345

Airlines (0.0%)
Southwest Airlines Co.	1,145	9,801

Building Products (0.0%)
Masco Corp.	530	5,555

Commercial Services & Supplies (0.1%)
Avery Dennison Corp.	150	4,302
Cintas Corp.	160	5,570
Iron Mountain, Inc.	275	8,470
Pitney Bowes, Inc.	295	5,469
R.R. Donnelley & Sons Co.	275	3,968
Republic Services, Inc.	460	12,673
Stericycle, Inc.*	125	9,740
Waste Management, Inc.	680	22,243

		72,435

Construction & Engineering (0.0%)
Fluor Corp.	250	12,562
Jacobs Engineering Group, Inc.*	190	7,710
Quanta Services, Inc.*	305	6,570

		26,842

Electrical Equipment (0.1%)
Cooper Industries plc	230	12,454
Emerson Electric Co.	1,085	50,550
Rockwell Automation, Inc.	215	15,775
Roper Industries, Inc.	145	12,596

		91,375

Industrial Conglomerates (0.7%)
3M Co.	1,040	84,999
Danaher Corp.	840	39,514
General Electric Co.	15,640	280,112
Tyco International Ltd.	680	31,763

		436,388

Machinery (0.5%)
Caterpillar, Inc.	960	86,976
Cummins, Inc.	285	25,086
Deere & Co.	610	47,183
Dover Corp.	270	15,673
Eaton Corp.	495	21,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Flowserve Corp.	80	$7,946
Illinois Tool Works, Inc.	715	33,398
Ingersoll-Rand plc	455	13,864
Joy Global, Inc.	160	11,995
PACCAR, Inc.	530	19,859
Pall Corp.	170	9,716
Parker Hannifin Corp.	225	17,156
Snap-on, Inc.	90	4,556
Stanley Black & Decker, Inc.	250	16,900
Xylem, Inc.	270	6,936

		338,791

Professional Services (0.0%)
Dun & Bradstreet Corp.	70	5,238
Equifax, Inc.	180	6,973
Robert Half International, Inc.	205	5,835

		18,046

Road & Rail (0.2%)
CSX Corp.	1,550	32,643
Norfolk Southern Corp.	500	36,430
Ryder System, Inc.	80	4,251
Union Pacific Corp.	715	75,747

		149,071

Trading Companies & Distributors (0.1%)
Fastenal Co.	440	19,189
W.W. Grainger, Inc.	96	17,970

		37,159

Total Industrials		1,804,447

Information Technology (4.9%)
Communications Equipment (0.6%)
Cisco Systems, Inc.	7,960	143,917
F5 Networks, Inc.*	125	13,265
Harris Corp.	170	6,127
JDS Uniphase Corp.*	330	3,445
Juniper Networks, Inc.*	770	15,716
Motorola Mobility Holdings, Inc.*	390	15,132
Motorola Solutions, Inc.	425	19,673
QUALCOMM, Inc.	2,495	136,476

		353,751

Computers & Peripherals (1.2%)
Apple, Inc.*	1,379	558,495
Dell, Inc.*	2,255	32,991
EMC Corp.*	3,020	65,051
Hewlett-Packard Co.	2,935	75,606
Lexmark International, Inc., Class A	105	3,472
NetApp, Inc.*	530	19,223
SanDisk Corp.*	360	17,715
Western Digital Corp.*	340	10,523

		783,076

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	240	10,894
Corning, Inc.	2,325	30,178
FLIR Systems, Inc.	225	5,641
Jabil Circuit, Inc.	265	5,210

Molex, Inc.	195	$4,653
TE Connectivity Ltd.	620	19,102

		75,678

Internet Software & Services (0.5%)
Akamai Technologies, Inc.*	260	8,393
eBay, Inc.*	1,695	51,409
Google, Inc., Class A*	376	242,858
VeriSign, Inc.	230	8,216
Yahoo!, Inc.*	1,830	29,518

		340,394

IT Services (1.0%)
Accenture plc, Class A	950	50,568
Automatic Data Processing, Inc.	725	39,157
Cognizant Technology Solutions Corp., Class A*	450	28,940
Computer Sciences Corp.	225	5,332
Fidelity National Information Services, Inc.	355	9,439
Fiserv, Inc.*	205	12,042
International Business Machines Corp.	1,745	320,871
Mastercard, Inc., Class A	161	60,024
Paychex, Inc.	475	14,302
SAIC, Inc.*	400	4,916
Teradata Corp.*	250	12,127
Total System Services, Inc.	235	4,597
Visa, Inc., Class A	760	77,163
Western Union Co.	910	16,617

		656,095

Office Electronics (0.0%)
Xerox Corp.	2,055	16,358

Semiconductors & Semiconductor Equipment (0.6%)
Advanced Micro Devices, Inc.*	865	4,671
Altera Corp.	475	17,622
Analog Devices, Inc.	440	15,743
Applied Materials, Inc.	1,925	20,617
Broadcom Corp., Class A*	710	20,846
First Solar, Inc.*	80	2,701
Intel Corp.	7,535	182,724
KLA-Tencor Corp.	250	12,062
Linear Technology Corp.	330	9,910
LSI Corp.*	825	4,909
Microchip Technology, Inc.	280	10,256
Micron Technology, Inc.*	1,455	9,152
Novellus Systems, Inc.*	95	3,923
NVIDIA Corp.*	900	12,474
Teradyne, Inc.*	270	3,680
Texas Instruments, Inc.	1,690	49,196
Xilinx, Inc.	385	12,343

		392,829

Software (0.9%)
Adobe Systems, Inc.*	725	20,496
Autodesk, Inc.*	330	10,009
BMC Software, Inc.*	250	8,195
CA, Inc.	545	11,017
Citrix Systems, Inc.*	280	17,002
Electronic Arts, Inc.*	485	9,991

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Intuit, Inc.	445	$23,403
Microsoft Corp.	11,085	287,767
Oracle Corp.	5,825	149,411
Red Hat, Inc.*	285	11,768
Salesforce.com, Inc.*	199	20,190
Symantec Corp.*	1,090	17,058

		586,307

Total Information Technology		3,204,488

Materials (0.9%)
Chemicals (0.6%)
Air Products and Chemicals, Inc.	315	26,835
Airgas, Inc.	105	8,199
CF Industries Holdings, Inc.	96	13,918
Dow Chemical Co.	1,745	50,186
E.I. du Pont de Nemours & Co.	1,365	62,490
Eastman Chemical Co.	200	7,812
Ecolab, Inc.	440	25,437
FMC Corp.	110	9,464
International Flavors & Fragrances, Inc.	115	6,028
Monsanto Co.	790	55,355
Mosaic Co.	445	22,441
PPG Industries, Inc.	235	19,620
Praxair, Inc.	450	48,105
Sherwin-Williams Co.	125	11,159
Sigma-Aldrich Corp.	180	11,243

		378,292

Construction Materials (0.0%)
Vulcan Materials Co.	190	7,477

Containers & Packaging (0.0%)
Ball Corp.	240	8,570
Bemis Co., Inc.	150	4,512
Owens-Illinois, Inc.*	240	4,651
Sealed Air Corp.	275	4,733

		22,466

Metals & Mining (0.2%)
Alcoa, Inc.	1,570	13,581
Allegheny Technologies, Inc.	155	7,409
Cliffs Natural Resources, Inc.	215	13,405
Freeport-McMoRan Copper & Gold, Inc.	1,400	51,506
Newmont Mining Corp.	735	44,107
Nucor Corp.	465	18,400
Titanium Metals Corp.	115	1,723
United States Steel Corp.	205	5,424

		155,555

Paper & Forest Products (0.1%)
International Paper Co.	645	19,092
MeadWestvaco Corp.	250	7,487

		26,579

Total Materials		590,369

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.	8,775	265,356
CenturyLink, Inc.	909	33,815

Frontier Communications Corp.	1,470	$7,570
Verizon Communications, Inc.	4,195	168,303
Windstream Corp.	855	10,038

		485,082

Wireless Telecommunication Services (0.1%)
American Tower Corp., Class A	585	35,106
MetroPCS Communications, Inc.*	425	3,689
Sprint Nextel Corp.*	4,435	10,378

		49,173

Total Telecommunication Services		534,255

Utilities (1.0%)
Electric Utilities (0.5%)
American Electric Power Co., Inc.	710	29,330
Duke Energy Corp.	1,965	43,230
Edison International	485	20,079
Entergy Corp.	260	18,993
Exelon Corp.	980	42,503
FirstEnergy Corp.	620	27,466
NextEra Energy, Inc.	630	38,354
Northeast Utilities	260	9,378
Pepco Holdings, Inc.	330	6,699
Pinnacle West Capital Corp.	160	7,709
PPL Corp.	850	25,007
Progress Energy, Inc.	440	24,649
Southern Co.	1,275	59,020

		352,417

Gas Utilities (0.0%)
AGL Resources, Inc.	173	7,311
ONEOK, Inc.	150	13,003

		20,314

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	950	11,248
Constellation Energy Group, Inc.	295	11,702
NRG Energy, Inc.*	340	6,161

		29,111

Multi-Utilities (0.4%)
Ameren Corp.	360	11,927
CenterPoint Energy, Inc.	630	12,657
CMS Energy Corp.	365	8,059
Consolidated Edison, Inc.	430	26,673
Dominion Resources, Inc.	840	44,587
DTE Energy Co.	250	13,613
Integrys Energy Group, Inc.	115	6,231
NiSource, Inc.	415	9,881
PG&E Corp.	595	24,526
Public Service Enterprise Group, Inc.	745	24,593
SCANA Corp.	170	7,660
Sempra Energy	350	19,250
TECO Energy, Inc.	315	6,029
Wisconsin Energy Corp.	340	11,886
Xcel Energy, Inc.	710	19,624

		247,196

Total Utilities		649,038

Total Common Stocks (25.5%) (Cost $16,865,979)		16,866,060

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp.
(Zero Coupon)*†	— @	$—

Total Preferred Stocks (0.0%) (Cost $—)		—

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(25.0%)
iShares Russell 2000 Index Fund	33,510	2,469,352
SPDR S&P 500 ETF	31,780	3,988,390
SPDR S&P MidCap 400 ETF	15,490	2,471,274
Vanguard MSCI EAFE ETF	247,970	7,595,321

Total Investment Companies (25.0%) (Cost $16,710,214)		16,524,337

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Government Securities (36.7%)
Agency ABS (1.0%)
Federal Home Loan Bank 1.750%, 8/22/12	$20,000	20,207
1.875%, 6/21/13	240,000	245,568
Federal Home Loan Mortgage Corp. 1.125%, 7/27/12	20,000	20,114
1.375%, 2/25/14	100,000	101,903
Federal National Mortgage Association 0.500%, 10/30/12	30,000	30,084
0.750%, 12/18/13	260,000	261,697

		679,573

U.S. Government Agencies (1.1%)
Federal Home Loan Bank 4.750%, 12/16/16	100,000	117,451
Federal Home Loan Mortgage Corp. 4.125%, 9/27/13	95,000	101,234
3.750%, 3/27/19	80,000	91,287
Federal National Mortgage Association 4.375%, 3/15/13	25,000	26,253
4.625%, 10/15/14	25,000	27,773
2.625%, 11/20/14	315,000	332,861

		696,859

U.S. Treasuries (34.6%)
U.S. Treasury Notes 1.000%, 4/30/12	195,000	195,617
0.625%, 6/30/12	205,000	205,577
0.375%, 8/31/12	120,000	120,218
1.375%, 10/15/12	315,000	318,082
1.125%, 12/15/12	380,000	383,518
0.625%, 1/31/13	575,000	577,852
0.625%, 2/28/13	660,000	663,468
1.125%, 6/15/13	325,000	329,304
0.750%, 8/15/13	395,000	398,325
0.125%, 9/30/13	495,000	494,052
0.500%, 10/15/13	670,000	672,970
0.250%, 11/30/13	610,000	610,119

2.000%, 11/30/13	$829,100	$856,564
0.125%, 12/31/13	245,000	244,397
1.000%, 1/15/14	852,100	864,782
1.250%, 2/15/14	390,000	398,044
2.375%, 8/31/14	365,000	384,547
0.250%, 9/15/14	400,000	399,047
2.375%, 10/31/14	390,000	412,029
0.375%, 11/15/14	810,000	810,569
2.250%, 1/31/15	675,000	713,101
2.500%, 4/30/15	360,600	384,884
1.375%, 11/30/15	450,000	463,764
2.125%, 12/31/15	756,000	801,921
2.000%, 1/31/16	220,000	232,134
2.125%, 2/29/16	705,000	748,071
3.250%, 7/31/16	340,000	378,130
1.000%, 9/30/16	410,000	414,276
1.000%, 10/31/16	885,000	893,608
3.125%, 10/31/16	710,000	787,379
0.875%, 11/30/16	929,000	931,867
3.125%, 1/31/17	482,100	535,960
2.375%, 7/31/17	709,100	762,227
4.750%, 8/15/17	314,000	378,137
2.250%, 11/30/17	640,000	682,900
2.750%, 12/31/17	495,000	542,702
2.625%, 1/31/18	325,000	354,009
3.750%, 11/15/18	525,000	610,846
3.625%, 8/15/19	70,000	81,091
3.500%, 5/15/20	305,000	350,929
2.625%, 11/15/20	615,000	662,206
3.625%, 2/15/21	430,000	499,287
2.125%, 8/15/21	490,000	502,614
2.000%, 11/15/21	820,000	829,417

		22,880,541

Total Long-Term Debt Securities (36.7%) (Cost $24,060,809)		24,256,973

Total Investments (87.2%) (Cost $57,637,002)		57,647,370
Other Assets Less Liabilities (12.8%)		8,442,773

Net Assets (100%)		$66,090,143

*	Non-income producing.
@	Shares are less than 0.5.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.

Glossary:

ABS	— Asset Backed Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	5	March-12	$650,912	$655,625	$4,713
S&P 500 E-Mini Index	2	March-12	125,404	125,260	(144)

					$4,569

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	755	$9,822	$9,740	$82

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	424	$567,296	$549,105	$18,191
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	230	300,003	297,863	2,140
European Union Euro vs. U.S. Dollar, expiring 3/15/12	HSBC Bank plc	121	158,032	156,702	1,330
European Union Euro vs. U.S. Dollar, expiring 3/15/12	HSBC Bank plc	151	198,166	195,554	2,612
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	35	48,216	45,327	2,889
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	47	63,321	60,868	2,453
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	54	73,129	69,933	3,196
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	75	100,133	97,129	3,004
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	62	82,231	80,294	1,937
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	88	118,050	113,965	4,085
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	61	79,095	78,999	96
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	58	75,105	75,113	(8)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	75	99,009	97,129	1,880
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	40	53,380	51,802	1,578
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	25	33,830	32,376	1,454
European Union Euro vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	47	61,516	60,868	648
Japanese Yen vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	755	9,745	9,822	(77)
Swiss Franc vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	28	30,633	29,854	779
Swiss Franc vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	44	47,982	46,913	1,069
Swiss Franc vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	108	117,230	115,151	2,079

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	51	$54,522	$54,377	$145
Swiss Franc vs. U.S. Dollar, expiring 3/15/12	JPMorgan Chase Bank	65	69,093	69,304	(211)

					$51,269

					$51,351

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,803,954	$—	$—	$1,803,954
Consumer Staples	1,946,780	—	—	1,946,780
Energy	2,067,926	—	—	2,067,926
Financials	2,264,571	—	—	2,264,571
Health Care	2,000,232	—	—	2,000,232
Industrials	1,804,447	—	—	1,804,447
Information Technology	3,204,488	—	—	3,204,488
Materials	590,369	—	—	590,369
Telecommunication Services	534,255	—	—	534,255
Utilities	649,038	—	—	649,038
Forward Currency Contracts	—	51,647	—	51,647
Futures	4,713	—	—	4,713
Government Securities
Agency ABS	—	679,573	—	679,573
U.S. Government Agencies	—	696,859	—	696,859
U.S. Treasuries	—	22,880,541	—	22,880,541
Investment Companies
Exchange Traded Funds (ETFs)	16,524,337	—	—	16,524,337
Preferred Stocks
Consumer Discretionary	—	—	—	—

Total Assets	$33,395,110	$24,308,620	$—	$57,703,730

Liabilities:
Forward Currency Contracts	$—	$(296)	$—	$(296)
Futures	(144)	—	—	(144)

Total Liabilities	$(144)	$(296)	$—	$(440)

Total	$33,394,966	$24,308,324	$—	$57,703,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary ††	Investments in Preferred Stocks- Consumer Discretionary ††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—

††	Security received through corporate action with $0 market value.

Fair Values of Derivative Instruments as of December 31, 2011:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$4,713	*
Foreign exchange contracts	Receivables	51,647
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$56,360

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(296)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets -
	Unrealized depreciation	(144	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(440)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$114,835	$—	$—	$114,835
Foreign exchange contracts	—	—	15,899	—	15,899
Credit contracts	—	—	—	—	—
Equity contracts	—	(56,704)	—	—	(56,704)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$58,131	$15,899	$—	$74,030

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$4,713	$—	$—	$4,713
Foreign exchange contracts	—	—	51,351	—	51,351
Credit contracts	—	—	—	—	—
Equity contracts	—	(144)	—	—	(144)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$4,569	$51,351	$—	$55,920

The Portfolio held futures with an average notional balance of approximately $1,736,000 and forward foreign currency contracts with an average settlement value of approximately $1,067,000 during the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the period ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$78,044,178
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$20,324,652

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$551,207
Aggregate gross unrealized depreciation	(610,198)

Net unrealized depreciation	$(58,991)

Federal income tax cost of investments	$57,706,361

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $57,637,002)	$57,647,370
Cash	11,169,388
Receivable for securities sold	14,227,767
Receivable from Separate Accounts for Trust shares sold	427,210
Dividends, interest and other receivables	184,496
Unrealized appreciation on forward foreign currency contracts	51,647
Due from broker for futures variation margin	16,926

Total assets	83,724,804

LIABILITIES
Payable for securities purchased	17,541,774
Investment management fees payable	34,246
Distribution fees payable - Class IB	11,389
Administrative fees payable	9,593
Unrealized depreciation on forward foreign currency contracts	296
Payable to Separate Accounts for Trust shares redeemed	293
Accrued expenses	37,070

Total liabilities	17,634,661

NET ASSETS	$66,090,143

Net assets were comprised of:
Paid in capital	$65,760,931
Accumulated undistributed net investment income (loss)	254,152
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	8,772
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	66,288

Net assets	$66,090,143

Class IB
Net asset value, offering and redemption price per share, $66,090,143 / 6,870,911 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.62

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2011*

INVESTMENT INCOME
Dividends	$372,958
Interest	48,561

Total income	421,519

EXPENSES
Investment management fees	107,539
Administrative fees	49,645
Distribution fees - Class IB	35,847
Professional fees	33,183
Printing and mailing expenses	18,041
Custodian fees	14,000
Trustees’ fees	196
Miscellaneous	12,876

Gross expenses	271,327
Less: Waiver from investment advisor	(90,377)

Net expenses	180,950

NET INVESTMENT INCOME (LOSS)	240,569

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(49,359)
Futures	58,131
Foreign currency transactions	(1,356)

Net realized gain (loss)	7,416

Change in unrealized appreciation (depreciation) on:
Securities	10,368
Futures	4,569
Foreign currency translations	51,351

Net change in unrealized appreciation (depreciation)	66,288

NET REALIZED AND UNREALIZED GAIN (LOSS)	73,704

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$314,273

* The Portfolio commenced operations on February 18, 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

February 18, 2011* to December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$240,569
Net realized gain (loss) on investments, futures and foreign currency transactions	7,416
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	66,288

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	314,273

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 6,905,481 shares ]	66,106,210
Capital shares repurchased [ (34,570) shares ]	(330,340)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	65,775,870

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,090,143
NET ASSETS:
Beginning of period	—

End of period (a)	$66,090,143

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$254,152

* The Portfolio commenced operations on February 18, 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	February 18, 2011* to December 31, 2011
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.52)†

Total from investment operations	(0.38)

Net asset value, end of period	$9.62

Total return (b)	(3.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$66,090
Ratio of expenses to average net assets:
After waivers (a) (f)	1.26%
Before waivers (a) (f)	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a) (f)	1.67%
Before waivers (a) (f)	1.08%
Portfolio turnover rate	131%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	Since Incept.*
Portfolio – Class IA Shares	(1.52)%	(2.94)%
Portfolio – Class K Shares**	(1.42)	(2.85)
BofA Merrill Lynch 1-year U.S. Treasury Note Index†	0.57	0.48
Barclays Capital U.S. Aggregate Bond Index	7.84	5.04

†  In 2011, the Investment Manager revised the Portfolio’s benchmark index to be the Bank of America Merrill Lynch 1-year U.S. Treasury Note Index which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Barclays Capital U.S. Aggregate Bond Index is no longer the benchmark of the Portfolio.

*   Date of inception 10/25/10.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (1.52)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Bank of America Merrill Lynch 1-year U.S. Treasury Note Index, returned 0.57% over the same period.

Portfolio Highlights

At the start of 2011, most fixed-income sectors generated positive returns as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the terrible earthquake and nuclear accidents in Japan. Yields on U.S. Treasuries rose overall amid signs of economic recovery in the U.S. and concerns the Federal Reserve’s (Fed’s) second round of quantitative easing (QE2) might spark inflation.

Treasury yields fell in the second quarter as higher gasoline prices and lingering effects of Japan’s earthquake on global supply chains crimped U.S. growth. Concern about the sovereign debt crisis in the Eurozone further boosted demand for Treasuries. The Fed ended its $600 billion program of buying Treasuries, and indicated its intention to continue buying Treasuries with proceeds from maturing debt on its $2.9 trillion balance sheet.

With the Fed’s continued participation in the financial markets, Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, S&P’s downgrade of the U.S. long-term credit rating and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasuries. Additionally, the Eurozone sovereign debt crisis intensified as the likelihood of a Greek debt restructuring increased. Other European countries, including Ireland, Italy, and Spain continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by the end of June 2012.

Following the Fed’s announcement of “Operation Twist”, most bonds experienced gains during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the Eurozone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed-income sectors outperform Treasuries. Despite improving consumer confidence in the U.S., the Eurozone sovereign debt crisis continued to fuel volatility in the global financial markets.

The Portfolio maintained a defensively short-duration bias throughout the period, which was a drag on performance.

Portfolio Characteristics
As of December 31, 2011
Weighted Average Life (Years)	5.0
Weighted Average Coupon (%)	3.9
Weighted Average Modified Duration (Years)*	0.1
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2011	% of Net Assets
Government Securities	59.8%
Corporate Bonds	38.7
Cash and Other	1.5

Total	100.0%

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$988.81	$3.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.01	3.23
Class K†
Actual	1,000.00	999.08	2.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.13	3.11

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.63% and 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (38.7%)
Consumer Discretionary (2.2%)
Auto Components (0.0%)
Johnson Controls, Inc. 5.000%, 3/30/20	$31,000	$34,839

Automobiles (0.0%)
Daimler Finance N.A. LLC 6.500%, 11/15/13	246,000	267,246

Hotels, Restaurants & Leisure (0.2%)
International Game Technology 7.500%, 6/15/19	23,000	26,580
Marriott International, Inc. 5.625%, 2/15/13	121,000	125,305
McDonald’s Corp.
4.300%, 3/1/13	92,000	95,952
5.350%, 3/1/18	357,000	428,295
3.500%, 7/15/20	17,000	18,336
Yum! Brands, Inc. 6.250%, 3/15/18	310,000	363,000

		1,057,468

Household Durables (0.0%)
Newell Rubbermaid, Inc. 4.700%, 8/15/20	38,000	40,256
Whirlpool Corp.
8.000%, 5/1/12	35,000	35,676
5.500%, 3/1/13	92,000	95,511
8.600%, 5/1/14	11,000	12,279

		183,722

Media (1.6%)
CBS Corp.
5.625%, 8/15/12	5,000	5,133
8.875%, 5/15/19	54,000	69,930
Comcast Corp.
5.300%, 1/15/14	154,000	165,562
5.900%, 3/15/16	559,000	637,517
5.700%, 7/1/19	61,000	70,471
COX Communications, Inc.
7.125%, 10/1/12	92,000	96,070
5.450%, 12/15/14	61,000	67,566
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	154,000	165,496
3.550%, 3/15/15	58,000	60,218
7.625%, 5/15/16	145,000	153,652
5.200%, 3/15/20	61,000	66,133
4.600%, 2/15/21	1,070,000	1,103,703
Discovery Communications LLC 5.050%, 6/1/20	425,000	465,420
NBCUniversal Media LLC 4.375%, 4/1/21	905,000	953,543
News America, Inc.
5.300%, 12/15/14	31,000	33,811
6.900%, 3/1/19	154,000	180,789
4.500%, 2/15/21	385,000	401,900
Omnicom Group, Inc.
6.250%, 7/15/19	77,000	87,192
4.450%, 8/15/20	352,000	359,008
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	290,000	356,325

Thomson Reuters Corp.
6.500%, 7/15/18	$382,000	$461,532
4.700%, 10/15/19	31,000	33,977
Time Warner Cable, Inc.
5.400%, 7/2/12	61,000	62,281
7.500%, 4/1/14	77,000	86,995
3.500%, 2/1/15	407,000	424,786
5.850%, 5/1/17	154,000	175,212
8.250%, 4/1/19	154,000	193,425
5.000%, 2/1/20	57,000	61,943
4.125%, 2/15/21	405,000	409,090
Time Warner Entertainment Co. LP 8.375%, 3/15/23	495,000	643,715
Time Warner, Inc.
5.875%, 11/15/16	557,000	639,848
4.700%, 1/15/21	625,000	671,260
Viacom, Inc.
4.375%, 9/15/14	77,000	82,163
5.625%, 9/15/19	61,000	69,517
4.500%, 3/1/21	455,000	487,507
Walt Disney Co.
4.500%, 12/15/13	154,000	166,064
6.000%, 7/17/17	154,000	188,645

		10,357,399

Multiline Retail (0.2%)
Kohl’s Corp. 6.250%, 12/15/17	92,000	109,813
Nordstrom, Inc.
6.750%, 6/1/14	18,000	20,178
6.250%, 1/15/18	123,000	146,597
4.750%, 5/1/20	21,000	23,477
Target Corp.
5.125%, 1/15/13	184,000	192,722
5.875%, 7/15/16	220,000	261,442
3.875%, 7/15/20	255,000	282,772

		1,037,001

Specialty Retail (0.2%)
AutoZone, Inc. 5.750%, 1/15/15	77,000	84,907
Home Depot, Inc. 5.400%, 3/1/16	496,000	573,338
Lowe’s Cos., Inc.
5.600%, 9/15/12	92,000	94,899
5.400%, 10/15/16	300,000	345,742
4.625%, 4/15/20	61,000	67,406
Staples, Inc. 9.750%, 1/15/14	154,000	175,141
TJX Cos., Inc. 6.950%, 4/15/19	45,000	56,386

		1,397,819

Total Consumer Discretionary		14,335,494

Consumer Staples (3.9%)
Beverages (1.2%)
Anheuser-Busch Cos. LLC 4.950%, 1/15/14	1,172,000	1,259,888
Anheuser-Busch InBev Worldwide, Inc.
3.000%, 10/15/12	123,000	124,975
4.125%, 1/15/15	100,000	108,005
5.375%, 1/15/20	1,246,000	1,468,241

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Beam, Inc. 6.375%, 6/15/14	$49,000	$53,523
Bottling Group LLC
6.950%, 3/15/14	154,000	174,575
5.125%, 1/15/19	154,000	179,650
Coca-Cola Co.
0.750%, 11/15/13	380,000	381,765
1.500%, 11/15/15	395,000	402,300
3.150%, 11/15/20	665,000	697,458
Coca-Cola Refreshments USA, Inc.
8.500%, 2/1/12	92,000	92,525
7.375%, 3/3/14	154,000	174,405
Diageo Capital plc
7.375%, 1/15/14	154,000	173,482
5.500%, 9/30/16	460,000	528,857
5.750%, 10/23/17	92,000	108,815
Diageo Finance B.V.
5.500%, 4/1/13	184,000	194,428
3.250%, 1/15/15	31,000	32,680
Dr. Pepper Snapple Group, Inc. 2.900%, 1/15/16	345,000	359,330
PepsiCo, Inc.
4.650%, 2/15/13	250,000	261,296
3.100%, 1/15/15	77,000	81,785
5.000%, 6/1/18	92,000	106,772
7.900%, 11/1/18	425,000	571,528
4.500%, 1/15/20	252,000	285,670

		7,821,953

Food & Staples Retailing (1.1%)
Costco Wholesale Corp. 5.500%, 3/15/17	92,000	110,116
CVS Caremark Corp.
3.250%, 5/18/15	46,000	48,587
6.125%, 8/15/16	439,000	513,544
5.750%, 6/1/17	92,000	106,792
6.600%, 3/15/19	77,000	94,036
4.750%, 5/18/20	46,000	51,298
Kroger Co.
5.000%, 4/15/13	92,000	96,311
7.500%, 1/15/14	154,000	172,488
3.900%, 10/1/15	61,000	65,297
6.150%, 1/15/20	304,000	370,607
Safeway, Inc.
6.350%, 8/15/17	92,000	104,460
5.000%, 8/15/19	154,000	164,239
Sysco Corp. 5.250%, 2/12/18	61,000	71,778
Walgreen Co. 4.875%, 8/1/13	92,000	98,102
Wal-Mart Stores, Inc.
4.550%, 5/1/13	224,000	236,098
1.500%, 10/25/15	3,410,000	3,475,118
5.800%, 2/15/18	1,077,000	1,310,849
3.250%, 10/25/20	260,000	278,042

		7,367,762

Food Products (0.8%)
Bunge Ltd. Finance Corp. 5.875%, 5/15/13	75,000	78,083
Campbell Soup Co.
3.375%, 8/15/14	61,000	64,886

3.050%, 7/15/17	$31,000	$33,087
4.500%, 2/15/19	61,000	69,466
Corn Products International, Inc.
3.200%, 11/1/15	31,000	31,915
4.625%, 11/1/20	31,000	32,848
General Mills, Inc.
5.250%, 8/15/13	200,000	213,574
5.200%, 3/17/15	535,000	598,198
5.650%, 2/15/19	199,000	237,571
H.J. Heinz Co. 5.350%, 7/15/13	154,000	164,329
Kellogg Co.
4.250%, 3/6/13	92,000	95,533
4.450%, 5/30/16	230,000	253,994
Kraft Foods, Inc.
6.250%, 6/1/12	146,000	149,084
2.625%, 5/8/13	650,000	662,557
4.125%, 2/9/16	1,036,000	1,126,061
6.125%, 2/1/18	246,000	288,897
5.375%, 2/10/20	587,000	678,695
Mead Johnson Nutrition Co.
3.500%, 11/1/14	31,000	32,648
4.900%, 11/1/19	46,000	50,741

		4,862,167

Household Products (0.3%)
Clorox Co.
5.000%, 3/1/13	154,000	160,284
3.550%, 11/1/15	31,000	32,622
Colgate-Palmolive Co. 3.150%, 8/5/15	18,000	19,356
Kimberly-Clark Corp. 6.125%, 8/1/17	407,000	496,535
Procter & Gamble Co. 1.800%, 11/15/15	485,000	499,893
4.850%, 12/15/15	92,000	105,061
4.700%, 2/15/19	439,000	517,006

		1,830,757

Tobacco (0.5%)
Altria Group, Inc.
9.700%, 11/10/18	954,000	1,283,646
9.250%, 8/6/19	307,000	411,265
Lorillard Tobacco Co.
8.125%, 6/23/19	48,000	57,343
6.875%, 5/1/20	46,000	51,405
Philip Morris International, Inc.
4.875%, 5/16/13	419,000	442,106
5.650%, 5/16/18	92,000	108,949
4.500%, 3/26/20	430,000	487,007
Reynolds American, Inc.
7.250%, 6/1/13	92,000	98,281
7.625%, 6/1/16	325,000	388,255

		3,328,257

Total Consumer Staples		25,210,896

Energy (3.3%)
Energy Equipment & Services (0.2%)
Diamond Offshore Drilling, Inc. 5.875%, 5/1/19	20,000	23,011

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Halliburton Co. 6.150%, 9/15/19	$77,000	$95,465
Rowan Cos., Inc. 7.875%, 8/1/19	40,000	47,113
Transocean, Inc.
4.950%, 11/15/15	77,000	78,658
6.000%, 3/15/18	31,000	31,529
6.500%, 11/15/20	61,000	62,764
Weatherford International Ltd.
6.000%, 3/15/18	92,000	101,177
5.125%, 9/15/20	640,000	667,454

		1,107,171

Oil, Gas & Consumable Fuels (3.1%)
Anadarko Petroleum Corp. 5.950%, 9/15/16	719,000	809,199
Apache Corp.
5.250%, 4/15/13	31,000	32,821
3.625%, 2/1/21	450,000	484,065
Buckeye Partners LP
5.500%, 8/15/19	46,000	49,959
Canadian Natural Resources Ltd.
5.700%, 5/15/17	304,000	354,899
Cenovus Energy, Inc.
4.500%, 9/15/14	154,000	166,120
5.700%, 10/15/19	92,000	108,533
Chevron Corp.
4.950%, 3/3/19	569,000	678,028
ConocoPhillips
5.750%, 2/1/19	335,000	406,405
6.000%, 1/15/20	154,000	193,136
Enbridge Energy Partners LP
5.200%, 3/15/20	9,000	9,952
EnCana Corp.
5.900%, 12/1/17	31,000	35,023
6.500%, 5/15/19	192,000	231,500
Energy Transfer Partners LP
6.700%, 7/1/18	215,000	238,115
9.700%, 3/15/19	154,000	191,030
Enterprise Products Operating LLC
9.750%, 1/31/14	154,000	177,716
5.600%, 10/15/14	240,000	263,428
3.200%, 2/1/16	265,000	273,850
6.300%, 9/15/17	154,000	179,262
5.200%, 9/1/20	256,000	282,377
EOG Resources, Inc.
6.875%, 10/1/18	31,000	38,808
5.625%, 6/1/19	38,000	45,052
4.100%, 2/1/21	560,000	617,098
EQT Corp.
8.125%, 6/1/19	38,000	45,541
Hess Corp.
8.125%, 2/15/19	230,000	295,623
Husky Energy, Inc.
5.900%, 6/15/14	32,000	34,730
7.250%, 12/15/19	330,000	407,115
Kinder Morgan Energy Partners LP
3.500%, 3/1/16	565,000	589,199
9.000%, 2/1/19	307,000	386,437
6.850%, 2/15/20	9,000	10,585
5.300%, 9/15/20	23,000	24,927

Magellan Midstream Partners LP
6.550%, 7/15/19	$38,000	$44,699
4.250%, 2/1/21	31,000	32,097
Marathon Oil Corp.
5.900%, 3/15/18	71,000	82,797
Marathon Petroleum Corp.
3.500%, 3/1/16	610,000	621,009
Nabors Industries, Inc.
9.250%, 1/15/19	274,000	345,220
Nexen, Inc.
6.200%, 7/30/19	25,000	28,757
NuStar Logistics LP
4.800%, 9/1/20	61,000	63,307
Occidental Petroleum Corp.
4.125%, 6/1/16	77,000	86,085
ONEOK Partners LP
8.625%, 3/1/19	154,000	196,141
Petrobras International Finance Co.
3.875%, 1/27/16	390,000	399,462
6.125%, 10/6/16	3,034,000	3,349,370
5.875%, 3/1/18	92,000	100,645
7.875%, 3/15/19	92,000	110,478
5.750%, 1/20/20	307,000	328,423
5.375%, 1/27/21	390,000	408,586
Petro-Canada, Inc.
9.250%, 10/15/21	92,000	129,369
Plains All American Pipeline LP
6.500%, 5/1/18	154,000	178,146
8.750%, 5/1/19	46,000	58,931
Shell International Finance B.V.
4.950%, 3/22/12	31,000	31,305
4.000%, 3/21/14	154,000	165,141
3.250%, 9/22/15	590,000	630,914
4.300%, 9/22/19	215,000	241,944
4.375%, 3/25/20	441,000	502,538
Spectra Energy Capital LLC
6.200%, 4/15/18	154,000	175,180
Statoil ASA
3.875%, 4/15/14	77,000	81,883
5.250%, 4/15/19	532,000	620,555
Suncor Energy, Inc.
6.100%, 6/1/18	300,000	354,919
Talisman Energy, Inc.
7.750%, 6/1/19	28,000	34,640
Total Capital S.A.
2.300%, 3/15/16	495,000	504,872
4.450%, 6/24/20	470,000	528,093
TransCanada PipeLines Ltd.
7.125%, 1/15/19	307,000	393,535
3.800%, 10/1/20	525,000	560,932
Valero Energy Corp.
6.875%, 4/15/12	694,000	705,695
4.750%, 6/15/13	31,000	32,617
4.500%, 2/1/15	14,000	15,147
9.375%, 3/15/19	46,000	58,858
6.125%, 2/1/20	20,000	22,649
Williams Partners LP
3.800%, 2/15/15	31,000	32,516
5.250%, 3/15/20	634,000	699,967

		20,617,955

Total Energy		21,725,126

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Financials (16.2%)
Capital Markets (2.6%)
Ameriprise Financial, Inc.
7.300%, 6/28/19	$14,000	$17,003
5.300%, 3/15/20	325,000	349,740
Bank of New York Mellon Corp.
4.950%, 11/1/12	184,000	190,466
5.125%, 8/27/13	575,000	613,035
4.300%, 5/15/14	45,000	48,059
5.450%, 5/15/19	380,000	434,211
Bear Stearns Cos. LLC
5.350%, 2/1/12	184,000	184,637
5.700%, 11/15/14	92,000	99,965
6.400%, 10/2/17	154,000	171,679
BlackRock, Inc.
3.500%, 12/10/14	77,000	81,909
5.000%, 12/10/19	77,000	83,784
Charles Schwab Corp.
4.950%, 6/1/14	15,000	16,264
Deutsche Bank AG/London
5.375%, 10/12/12	154,000	157,039
2.375%, 1/11/13	249,000	247,717
4.875%, 5/20/13	184,000	188,104
3.450%, 3/30/15	154,000	157,797
3.250%, 1/11/16	625,000	631,250
Goldman Sachs Group, Inc.
3.250%, 6/15/12	614,000	622,099
3.625%, 8/1/12	88,000	88,593
5.250%, 10/15/13	564,000	576,833
5.150%, 1/15/14	154,000	156,577
3.625%, 2/7/16	1,675,000	1,611,785
5.950%, 1/18/18	399,000	409,715
7.500%, 2/15/19	154,000	171,512
5.375%, 3/15/20	1,950,000	1,901,785
Jefferies Group, Inc.
8.500%, 7/15/19	154,000	159,318
Merrill Lynch & Co., Inc.
6.050%, 5/16/16	307,000	289,099
6.875%, 4/25/18	1,811,000	1,792,199
Morgan Stanley
1.950%, 6/20/12	307,000	309,618
5.750%, 8/31/12	154,000	156,054
4.750%, 4/1/14	307,000	306,734
6.000%, 4/28/15	250,000	250,986
5.375%, 10/15/15	154,000	150,607
5.450%, 1/9/17	539,000	518,006
5.950%, 12/28/17	184,000	175,832
6.625%, 4/1/18	632,000	621,531
5.625%, 9/23/19	461,000	426,429
5.750%, 1/25/21	1,765,000	1,647,910
Nomura Holdings, Inc.
5.000%, 3/4/15	78,000	78,568
4.125%, 1/19/16	505,000	490,613
6.700%, 3/4/20	87,000	92,069
Northern Trust Corp.
4.625%, 5/1/14	20,000	21,398
Raymond James Financial, Inc.
8.600%, 8/15/19	61,000	72,572

		16,771,101

Commercial Banks (5.3%)
Bank of Nova Scotia
2.250%, 1/22/13	$329,000	$333,698
3.400%, 1/22/15	322,000	339,462
4.375%, 1/13/21	335,000	364,573
Barclays Bank plc
5.450%, 9/12/12	184,000	187,974
5.000%, 9/22/16	557,000	578,020
5.125%, 1/8/20	735,000	753,816
BB&T Corp.
3.375%, 9/25/13	92,000	95,277
3.200%, 3/15/16	515,000	537,897
3.950%, 4/29/16	46,000	49,010
4.900%, 6/30/17	307,000	326,406
BNP Paribas
3.600%, 2/23/16	465,000	440,318
5.000%, 1/15/21	460,000	443,035
Canadian Imperial Bank of Commerce
1.450%, 9/13/13	92,000	91,812
Credit Suisse AG/New York
3.450%, 7/2/12	123,000	124,507
5.000%, 5/15/13	614,000	634,968
5.500%, 5/1/14	154,000	161,323
6.000%, 2/15/18	184,000	181,936
5.300%, 8/13/19	839,000	866,142
5.400%, 1/14/20	742,000	690,609
Fifth Third Bancorp
6.250%, 5/1/13	154,000	163,351
3.625%, 1/25/16	475,000	481,638
HSBC Bank USA/New York
4.625%, 4/1/14	184,000	188,565
KeyCorp
6.500%, 5/14/13	77,000	81,256
Kreditanstalt fuer Wiederaufbau
4.000%, 10/15/13	338,000	357,014
3.500%, 3/10/14	614,000	647,596
4.125%, 10/15/14	2,902,000	3,154,216
4.500%, 7/16/18	2,911,000	3,379,429
4.000%, 1/27/20	461,000	519,539
Landwirtschaftliche Rentenbank
3.250%, 3/15/13	285,000	293,664
4.125%, 7/15/13	2,949,000	3,086,472
5.125%, 2/1/17	154,000	178,522
Lloyds TSB Bank plc
4.875%, 1/21/16	375,000	366,587
6.375%, 1/21/21	370,000	369,319
Oesterreichische Kontrollbank AG
4.750%, 10/16/12	246,000	252,937
5.000%, 4/25/17	2,854,000	3,233,574
PNC Funding Corp.
5.625%, 2/1/17	1,175,000	1,282,775
5.125%, 2/8/20	31,000	34,635
Royal Bank of Canada
2.100%, 7/29/13	61,000	62,212
2.625%, 12/15/15	380,000	391,334
Royal Bank of Scotland Group plc
6.400%, 10/21/19	1,125,000	1,060,087
Royal Bank of Scotland plc
6.125%, 1/11/21	230,000	222,856
SunTrust Banks, Inc./Georgia
7.250%, 3/15/18	154,000	178,315

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

U.S. Bancorp
2.000%, 6/14/13	$455,000	$462,158
4.200%, 5/15/14	77,000	82,502
2.450%, 7/27/15	465,000	478,375
UBS AG/Connecticut
2.250%, 8/12/13	250,000	249,219
5.875%, 7/15/16	1,190,000	1,138,944
5.875%, 12/20/17	307,000	301,533
4.875%, 8/4/20	250,000	248,715
Wachovia Corp.
5.500%, 5/1/13	154,000	163,083
5.250%, 8/1/14	307,000	323,537
5.750%, 2/1/18	1,184,000	1,356,865
Wells Fargo & Co.
3.750%, 10/1/14	246,000	259,008
3.676%, 6/15/16	711,000	746,351
5.625%, 12/11/17	307,000	350,813
Westpac Banking Corp.
2.250%, 11/19/12	77,000	77,746
3.000%, 8/4/15	545,000	549,426
4.875%, 11/19/19	522,000	552,985

		34,527,936

Consumer Finance (1.1%)
Ally Financial, Inc.
1.750%, 10/30/12	184,000	186,311
2.200%, 12/19/12	307,000	312,779
American Express Co.
7.250%, 5/20/14	77,000	86,006
5.500%, 9/12/16	706,000	779,080
6.150%, 8/28/17	246,000	280,701
8.125%, 5/20/19	402,000	522,103
Capital One Bank USA N.A.
8.800%, 7/15/19	865,000	994,043
Capital One Financial Corp.
7.375%, 5/23/14	154,000	168,973
6.150%, 9/1/16	31,000	32,266
6.750%, 9/15/17	154,000	173,292
Discover Financial Services
10.250%, 7/15/19	285,000	339,863
HSBC Finance Corp.
5.500%, 1/19/16	1,395,000	1,433,558
6.676%, 1/15/21	376,000	382,069
PACCAR Financial Corp.
1.950%, 12/17/12	31,000	31,378
SLM Corp.
5.000%, 10/1/13	307,000	308,535
6.250%, 1/25/16 (b)	410,000	392,575
8.450%, 6/15/18	31,000	31,542
8.000%, 3/25/20	392,000	387,100
Toyota Motor Credit Corp.
1.375%, 8/12/13	232,000	234,681
2.800%, 1/11/16	230,000	240,354
4.250%, 1/11/21	230,000	255,988

		7,573,197

Diversified Financial Services (5.0%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13	184,000	194,429
AngloGold Ashanti Holdings plc
5.375%, 4/15/20	17,000	16,674

Bank of America Corp.
2.100%, 4/30/12	$307,000	$308,986
3.125%, 6/15/12	768,000	778,363
6.500%, 8/1/16	215,000	215,512
5.625%, 10/14/16	399,000	381,399
5.650%, 5/1/18	461,000	437,554
7.625%, 6/1/19	614,000	636,832
5.625%, 7/1/20	1,525,000	1,427,464
Boeing Capital Corp.
6.500%, 2/15/12	92,000	92,638
BP Capital Markets plc
3.625%, 5/8/14	61,000	63,968
3.875%, 3/10/15	107,000	114,194
3.125%, 10/1/15	1,390,000	1,451,506
4.500%, 10/1/20	875,000	970,196
Caterpillar Financial Services Corp.
1.900%, 12/17/12	20,000	20,282
2.000%, 4/5/13	31,000	31,540
4.900%, 8/15/13	92,000	97,929
6.125%, 2/17/14	2,610,000	2,895,243
7.150%, 2/15/19	1,090,000	1,403,597
Citigroup Funding, Inc.
1.875%, 10/22/12	154,000	156,006
Citigroup, Inc.
2.125%, 4/30/12	614,000	617,801
6.500%, 8/19/13	154,000	159,776
5.500%, 10/15/14	369,000	381,298
4.750%, 5/19/15	1,125,000	1,141,292
5.850%, 8/2/16	1,084,000	1,155,390
6.125%, 11/21/17	230,000	245,385
6.125%, 5/15/18	315,000	335,634
8.500%, 5/22/19	154,000	183,020
5.375%, 8/9/20	505,000	524,486
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	706,000	826,696
Credit Suisse USA, Inc.
6.500%, 1/15/12	92,000	92,156
5.375%, 3/2/16	530,000	552,345
General Electric Capital Corp.
2.200%, 6/8/12	307,000	309,700
2.625%, 12/28/12	614,000	628,689
4.375%, 9/21/15	307,000	331,123
5.625%, 5/1/18	768,000	857,126
5.550%, 5/4/20	1,485,000	1,651,143
4.625%, 1/7/21	2,735,000	2,845,002
John Deere Capital Corp.
7.000%, 3/15/12	92,000	93,174
2.875%, 6/19/12	230,000	232,854
5.250%, 10/1/12	154,000	159,278
5.100%, 1/15/13	265,000	277,071
2.950%, 3/9/15	275,000	290,824
5.500%, 4/13/17	92,000	109,014
5.750%, 9/10/18	92,000	112,067
JPMorgan Chase & Co.
6.625%, 3/15/12	307,000	310,154
2.125%, 6/22/12	461,000	465,246
4.650%, 6/1/14	77,000	81,340
5.125%, 9/15/14	307,000	323,498
3.700%, 1/20/15	369,000	381,581
2.600%, 1/15/16	750,000	738,190
6.000%, 1/15/18	1,327,000	1,484,093
6.300%, 4/23/19	307,000	350,160

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

4.950%, 3/25/20	$415,000	$440,067
4.400%, 7/22/20	31,000	31,674
4.250%, 10/15/20	560,000	565,822
MUFG Capital Finance I Ltd.
6.346%, 7/29/49(l)	307,000	310,070
NASDAQ OMX Group, Inc.
4.000%, 1/15/15	77,000	78,872
5.550%, 1/15/20	31,000	31,361
National Rural Utilities Cooperative Finance Corp.
5.500%, 7/1/13	345,000	369,491
3.050%, 3/1/16	375,000	389,648
5.450%, 2/1/18	31,000	36,023
ORIX Corp.
4.710%, 4/27/15	51,000	52,926
Private Export Funding Corp.
4.950%, 11/15/15	31,000	35,700
4.300%, 12/15/21	31,000	35,837
TECO Finance, Inc.
4.000%, 3/15/16	26,000	27,440
5.150%, 3/15/20	20,000	22,224
Unilever Capital Corp.
4.800%, 2/15/19	154,000	179,273

		32,547,346

Insurance (1.6%)
ACE INA Holdings, Inc.
2.600%, 11/23/15	500,000	508,383
5.900%, 6/15/19	15,000	17,777
Aflac, Inc.
3.450%, 8/15/15	31,000	32,109
8.500%, 5/15/19	46,000	56,466
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16	307,000	346,863
Allstate Corp.
6.200%, 5/16/14	77,000	85,194
7.450%, 5/16/19	372,000	454,506
American Financial Group, Inc./Ohio
9.875%, 6/15/19	31,000	39,037
American International Group, Inc.
5.050%, 10/1/15	246,000	237,966
5.850%, 1/16/18	334,000	315,254
8.250%, 8/15/18	1,201,000	1,262,246
Berkshire Hathaway Finance Corp.
2.450%, 12/15/15	675,000	701,997
5.400%, 5/15/18	508,000	595,995
4.250%, 1/15/21	625,000	677,096
Chubb Corp.
5.750%, 5/15/18	184,000	217,033
CNA Financial Corp.
7.350%, 11/15/19	14,000	15,558
5.875%, 8/15/20	92,000	93,858
Genworth Financial, Inc.
6.515%, 5/22/18	396,000	360,996
Hartford Financial Services Group, Inc.
5.500%, 3/30/20	475,000	472,685
Lincoln National Corp.
8.750%, 7/1/19	320,000	388,148
6.250%, 2/15/20	15,000	16,476
Markel Corp.
7.125%, 9/30/19	61,000	70,036
Marsh & McLennan Cos., Inc.
5.375%, 7/15/14	184,000	198,578

MetLife, Inc.
7.717%, 2/15/19	$307,000	$379,749
4.750%, 2/8/21	630,000	677,037
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	46,000	46,392
Principal Life Income Funding Trusts
5.300%, 4/24/13	92,000	96,820
Prudential Financial, Inc.
2.750%, 1/14/13	31,000	31,523
5.100%, 9/20/14	92,000	98,209
3.875%, 1/14/15	41,000	42,544
6.200%, 1/15/15	9,000	9,947
6.000%, 12/1/17	478,000	536,501
7.375%, 6/15/19	170,000	199,845
5.375%, 6/21/20	610,000	656,010
Reinsurance Group of America, Inc.
6.450%, 11/15/19	31,000	35,106
Travelers Cos., Inc.
5.900%, 6/2/19	565,000	672,236

		10,646,176

Real Estate Investment Trusts (REITs) (0.6%)
AvalonBay Communities, Inc.
5.700%, 3/15/17	61,000	67,944
6.100%, 3/15/20	61,000	69,527
Boston Properties LP
4.125%, 5/15/21	360,000	365,669
Digital Realty Trust LP
4.500%, 7/15/15	61,000	62,321
Duke Realty LP
5.950%, 2/15/17	28,000	30,131
Entertainment Properties Trust
7.750%, 7/15/20	31,000	32,939
ERP Operating LP
5.125%, 3/15/16	384,000	416,258
HCP, Inc.
5.650%, 12/15/13	92,000	96,447
3.750%, 2/1/16	345,000	350,372
6.000%, 1/30/17	100,000	108,037
Health Care REIT, Inc.
6.200%, 6/1/16	390,000	417,681
Healthcare Realty Trust, Inc.
5.125%, 4/1/14	295,000	304,377
6.500%, 1/17/17	31,000	33,472
Hospitality Properties Trust
7.875%, 8/15/14	77,000	82,719
Kimco Realty Corp.
6.875%, 10/1/19	61,000	70,204
Liberty Property LP
4.750%, 10/1/20	61,000	61,772
Mack-Cali Realty LP
7.750%, 8/15/19	61,000	72,994
Simon Property Group LP
4.200%, 2/1/15	28,000	29,731
5.250%, 12/1/16	417,000	462,702
5.650%, 2/1/20	77,000	88,366
4.375%, 3/1/21	465,000	490,209

		3,713,872

Real Estate Management & Development (0.0%)
ProLogis LP
7.625%, 8/15/14	54,000	59,216

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

6.250%, 3/15/17	$23,000	$25,137
6.875%, 3/15/20	3,000	3,348

		87,701

Thrifts & Mortgage Finance (0.0%)
Western Corporate Federal Credit Union
1.750%, 11/2/12	92,000	93,114

Total Financials		105,960,443

Health Care (2.3%)
Biotechnology (0.1%)
Amgen, Inc.
4.850%, 11/18/14	92,000	99,613
5.700%, 2/1/19	92,000	105,106
4.500%, 3/15/20	15,000	15,922

		220,641

Health Care Equipment & Supplies (0.2%)
Baxter International, Inc.
1.800%, 3/15/13	12,000	12,166
4.625%, 3/15/15	92,000	101,780
4.250%, 3/15/20	31,000	34,231
Covidien International Finance S.A.
1.875%, 6/15/13	61,000	61,676
6.000%, 10/15/17	184,000	219,597
Medtronic, Inc.
3.000%, 3/15/15	615,000	650,840
St. Jude Medical, Inc.
2.500%, 1/15/16	355,000	364,810
Stryker Corp.
3.000%, 1/15/15	31,000	32,687
4.375%, 1/15/20	31,000	34,967

		1,512,754

Health Care Providers & Services (0.4%)
Aetna, Inc.
6.000%, 6/15/16	92,000	106,027
Cigna Corp.
5.125%, 6/15/20	40,000	43,053
Express Scripts, Inc.
6.250%, 6/15/14	307,000	335,980
McKesson Corp.
6.500%, 2/15/14	154,000	170,668
Medco Health Solutions, Inc.
7.125%, 3/15/18	31,000	36,041
4.125%, 9/15/20	520,000	518,974
Quest Diagnostics, Inc.
4.750%, 1/30/20	28,000	30,112
UnitedHealth Group, Inc.
6.000%, 2/15/18	154,000	183,345
4.700%, 2/15/21	620,000	699,428
WellPoint, Inc.
6.000%, 2/15/14	154,000	167,937
7.000%, 2/15/19	307,000	374,070

		2,665,635

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.000%, 7/15/20	355,000	395,511
Life Technologies Corp.
5.000%, 1/15/21	375,000	395,393

		790,904

Pharmaceuticals (1.5%)
Abbott Laboratories, Inc.
5.875%, 5/15/16	$92,000	$108,545
5.600%, 11/30/17	307,000	366,692
4.125%, 5/27/20	1,025,000	1,135,106
AstraZeneca plc
5.400%, 9/15/12	92,000	95,067
5.900%, 9/15/17	345,000	416,013
Bristol-Myers Squibb Co.
5.450%, 5/1/18	92,000	109,500
Eli Lilly and Co.
3.550%, 3/6/12	154,000	154,797
5.200%, 3/15/17	331,000	383,846
GlaxoSmithKline Capital, Inc.
4.850%, 5/15/13	321,000	339,462
5.650%, 5/15/18	304,000	366,733
Hospira, Inc.
6.400%, 5/15/15	14,000	15,340
Johnson & Johnson
5.150%, 7/15/18	457,000	551,123
Merck & Co., Inc.
5.300%, 12/1/13	250,000	272,430
4.000%, 6/30/15	61,000	67,047
2.250%, 1/15/16	280,000	292,231
6.000%, 9/15/17	92,000	112,831
3.875%, 1/15/21	280,000	313,779
Novartis Capital Corp.
1.900%, 4/24/13	618,000	628,270
2.900%, 4/24/15	610,000	645,534
4.400%, 4/24/20	605,000	686,742
Novartis Securities Investment Ltd.
5.125%, 2/10/19	246,000	285,360
Pfizer, Inc.
4.500%, 2/15/14	154,000	165,680
5.350%, 3/15/15	154,000	174,276
6.200%, 3/15/19	574,000	709,489
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC
3.000%, 6/15/15	346,000	360,682
Teva Pharmaceutical Finance III LLC
1.500%, 6/15/12	31,000	31,136
Watson Pharmaceuticals, Inc.
5.000%, 8/15/14	64,000	68,588
6.125%, 8/15/19	52,000	61,194
Wyeth
5.500%, 3/15/13	612,000	647,042

		9,564,535

Total Health Care		14,754,469

Industrials (2.1%)
Aerospace & Defense (0.5%)
Boeing Co.
5.125%, 2/15/13	195,000	204,838
3.500%, 2/15/15	215,000	231,375
3.750%, 11/20/16	200,000	219,717
6.000%, 3/15/19	154,000	188,340
4.875%, 2/15/20	199,000	232,832
General Dynamics Corp.
4.250%, 5/15/13	92,000	96,517
5.375%, 8/15/15	305,000	349,388

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Goodrich Corp.
4.875%, 3/1/20	$31,000	$35,131
Honeywell International, Inc.
4.250%, 3/1/13	246,000	256,395
5.000%, 2/15/19	154,000	179,577
Lockheed Martin Corp.
4.250%, 11/15/19	107,000	114,327
Northrop Grumman Corp.
3.700%, 8/1/14	46,000	48,491
5.050%, 8/1/19	26,000	29,202
Raytheon Co.
6.400%, 12/15/18	92,000	113,803
4.400%, 2/15/20	31,000	34,123
Rockwell Collins, Inc.
5.250%, 7/15/19	15,000	17,510
United Technologies Corp.
4.875%, 5/1/15	565,000	634,274
5.375%, 12/15/17	92,000	108,685
6.125%, 2/1/19	154,000	188,761

		3,283,286

Air Freight & Logistics (0.2%)
FedEx Corp.
8.000%, 1/15/19	154,000	202,175
United Parcel Service, Inc.
4.500%, 1/15/13	462,000	480,936
3.125%, 1/15/21	525,000	556,083

		1,239,194

Airlines (0.0%)
Continental Airlines, Inc.
9.000%, 7/8/16	70,229	76,988
Delta Air Lines, Inc.
7.750%, 12/17/19	80,707	87,668

		164,656

Building Products (0.1%)
CRH America, Inc.
6.000%, 9/30/16	307,000	329,030
8.125%, 7/15/18	31,000	35,463

		364,493

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.
5.375%, 4/15/20	31,000	31,796
Dartmouth College
4.750%, 6/1/19	15,000	17,465
Johns Hopkins University
5.250%, 7/1/19	69,000	81,773
Pitney Bowes, Inc.
4.750%, 1/15/16	461,000	473,678
5.750%, 9/15/17	71,000	76,325
R.R. Donnelley & Sons Co.
4.950%, 4/1/14	153,458	150,964
Republic Services, Inc.
5.500%, 9/15/19	96,000	110,090
Vanderbilt University
5.250%, 4/1/19	77,000	91,040
Waste Management, Inc.
5.000%, 3/15/14	31,000	33,311
6.100%, 3/15/18	154,000	181,541

Yale University
2.900%, 10/15/14	$77,000	$81,300

		1,329,283

Electrical Equipment (0.0%)
Emerson Electric Co.
4.125%, 4/15/15	31,000	33,818
4.875%, 10/15/19	230,000	268,675

		302,493

Industrial Conglomerates (0.6%)
3M Co.
4.375%, 8/15/13	31,000	32,991
Cooper U.S., Inc.
5.250%, 11/15/12	31,000	32,190
Danaher Corp.
5.625%, 1/15/18	154,000	183,841
General Electric Co.
5.000%, 2/1/13	2,531,000	2,644,280
5.250%, 12/6/17	230,000	263,074
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	154,000	187,545
Tyco Electronics Group S.A.
6.000%, 10/1/12	138,000	142,758
Tyco International Finance S.A.
6.000%, 11/15/13	92,000	99,460
4.125%, 10/15/14	46,000	48,880
3.375%, 10/15/15	31,000	32,446
8.500%, 1/15/19	92,000	118,633
Tyco International Ltd./Tyco International Finance S.A.
6.875%, 1/15/21	320,000	399,240

		4,185,338

Machinery (0.1%)
Deere & Co.
4.375%, 10/16/19	271,000	306,269
Eaton Corp.
6.950%, 3/20/19	285,000	364,175
Harsco Corp.
2.700%, 10/15/15	31,000	31,800
Snap-on, Inc.
6.125%, 9/1/21	61,000	73,621

		775,865

Professional Services (0.0%)
Equifax, Inc.
4.450%, 12/1/14	31,000	32,737

Road & Rail (0.4%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	154,000	181,698
4.700%, 10/1/19	100,000	111,820
Canadian National Railway Co.
5.550%, 3/1/19	154,000	183,896
Canadian Pacific Railway Co.
7.250%, 5/15/19	20,000	23,520
CSX Corp.
6.250%, 4/1/15	301,000	343,920
7.375%, 2/1/19	307,000	383,746
JB Hunt Transport Services, Inc.
3.375%, 9/15/15	31,000	31,580

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Norfolk Southern Corp.
7.700%, 5/15/17	$61,000	$77,567
5.750%, 4/1/18	154,000	181,881
5.900%, 6/15/19	20,000	24,257
Ryder System, Inc.
3.600%, 3/1/16	61,000	63,844
Union Pacific Corp.
6.125%, 2/15/20	154,000	188,890
4.000%, 2/1/21	505,000	539,792

		2,336,411

Total Industrials		14,013,756

Information Technology (2.2%)
Communications Equipment (0.3%)
Cisco Systems, Inc.
5.500%, 2/22/16	301,000	349,450
4.950%, 2/15/19	169,000	195,921
4.450%, 1/15/20	754,000	856,906
Motorola Solutions, Inc.
6.000%, 11/15/17	92,000	103,767
Nokia Oyj
5.375%, 5/15/19	154,000	153,011

		1,659,055

Computers & Peripherals (0.7%)
Dell, Inc.
3.375%, 6/15/12	17,000	17,198
5.625%, 4/15/14	61,000	66,973
2.300%, 9/10/15	490,000	501,723
5.875%, 6/15/19	31,000	36,025
Hewlett-Packard Co.
4.500%, 3/1/13	184,000	189,235
6.125%, 3/1/14	2,390,000	2,581,469
4.750%, 6/2/14	307,000	324,213
3.750%, 12/1/20	660,000	652,621

		4,369,457

Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp.
4.750%, 11/15/14	31,000	33,081
Arrow Electronics, Inc.
6.000%, 4/1/20	46,000	48,243
Corning, Inc.
6.625%, 5/15/19	6,000	7,243
4.250%, 8/15/20	20,000	21,303

		109,870

IT Services (0.7%)
Computer Sciences Corp.
5.500%, 3/15/13	77,000	77,069
Fiserv, Inc.
3.125%, 10/1/15	380,000	387,762
International Business Machines Corp.
4.750%, 11/29/12	92,000	95,607
2.000%, 1/5/16	380,000	391,106
5.700%, 9/14/17	2,721,000	3,291,459
Western Union Co.
5.930%, 10/1/16	310,000	348,786

		4,591,789

Office Electronics (0.1%)
Xerox Corp.
8.250%, 5/15/14	$29,000	$32,778
4.250%, 2/15/15	77,000	80,198
6.350%, 5/15/18	92,000	103,935
5.625%, 12/15/19	406,000	443,465

		660,376

Semiconductors & Semiconductor Equipment (0.0%)
Analog Devices, Inc.
5.000%, 7/1/14	77,000	84,033
Maxim Integrated Products, Inc.
3.450%, 6/14/13	31,000	31,904

		115,937

Software (0.4%)
Adobe Systems, Inc.
3.250%, 2/1/15	31,000	32,361
4.750%, 2/1/20	38,000	40,885
Microsoft Corp.
0.875%, 9/27/13	285,000	287,728
2.950%, 6/1/14	58,000	61,306
2.500%, 2/8/16	285,000	303,218
4.200%, 6/1/19	54,000	61,344
4.000%, 2/8/21	280,000	315,573
Oracle Corp.
5.250%, 1/15/16	554,000	640,595
5.750%, 4/15/18	806,000	977,757

		2,720,767

Total Information Technology		14,227,251

Materials (2.2%)
Chemicals (1.1%)
Air Products and Chemicals, Inc.
4.375%, 8/21/19	61,000	68,348
Airgas, Inc.
2.850%, 10/1/13	31,000	31,543
Cabot Corp.
5.000%, 10/1/16	61,000	65,078
Dow Chemical Co.
7.600%, 5/15/14	2,733,000	3,088,335
8.550%, 5/15/19	490,000	637,030
E.I. du Pont de Nemours & Co.
5.000%, 7/15/13	207,000	220,704
3.250%, 1/15/15	77,000	81,999
5.250%, 12/15/16	201,000	234,372
6.000%, 7/15/18	353,000	432,889
4.625%, 1/15/20	31,000	35,622
3.625%, 1/15/21	235,000	256,805
Monsanto Co.
7.375%, 8/15/12	31,000	32,273
5.125%, 4/15/18	31,000	36,468
Potash Corp. of Saskatchewan, Inc.
5.250%, 5/15/14	25,000	27,322
3.750%, 9/30/15	25,000	26,925
6.500%, 5/15/19	20,000	24,783
4.875%, 3/30/20	351,000	402,582
PPG Industries, Inc.
3.600%, 11/15/20	370,000	387,979
Praxair, Inc.
2.125%, 6/14/13	31,000	31,597

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

4.625%, 3/30/15	$154,000	$170,738
4.050%, 3/15/21	590,000	653,342
Rohm & Haas Co.
5.600%, 3/15/13	246,000	256,738
Sherwin-Williams Co.
3.125%, 12/15/14	77,000	81,481
Valspar Corp.
7.250%, 6/15/19	61,000	73,818

		7,358,771

Containers & Packaging (0.0%)
Bemis Co., Inc.
5.650%, 8/1/14	17,000	18,574
6.800%, 8/1/19	14,000	16,668
Packaging Corp. of America
5.750%, 8/1/13	267,000	281,017

		316,259

Metals & Mining (1.0%)
Alcoa, Inc.
6.750%, 7/15/18	307,000	339,797
Allegheny Technologies, Inc.
9.375%, 6/1/19	46,000	58,276
ArcelorMittal S.A.
5.375%, 6/1/13	267,000	273,165
9.000%, 2/15/15	69,000	77,466
3.750%, 8/5/15	285,000	273,098
6.125%, 6/1/18	107,000	105,369
9.850%, 6/1/19	77,000	85,188
5.250%, 8/5/20	290,000	262,133
Barrick Gold Corp.
6.950%, 4/1/19	302,000	370,743
BHP Billiton Finance USA Ltd.
4.800%, 4/15/13	212,000	223,069
5.500%, 4/1/14	154,000	169,724
5.250%, 12/15/15	205,000	235,545
5.400%, 3/29/17	61,000	70,802
3.250%, 11/21/21	190,000	196,505
Cliffs Natural Resources, Inc.
4.800%, 10/1/20	17,000	17,154
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17	307,000	324,652
Newmont Mining Corp.
5.125%, 10/1/19	92,000	102,288
Nucor Corp.
5.750%, 12/1/17	92,000	108,816
Rio Tinto Finance USA Ltd.
5.875%, 7/15/13	272,000	291,459
8.950%, 5/1/14	97,000	113,553
1.875%, 11/2/15	315,000	316,296
6.500%, 7/15/18	92,000	110,530
9.000%, 5/1/19	154,000	210,530
3.500%, 11/2/20	320,000	329,760
Southern Copper Corp.
5.375%, 4/16/20	17,000	17,521
Teck Resources Ltd.
4.500%, 1/15/21	650,000	684,125
Vale Overseas Ltd.
6.250%, 1/11/16	585,000	653,371
6.250%, 1/23/17	154,000	174,305

		6,195,240

Paper & Forest Products (0.1%)
International Paper Co.
5.300%, 4/1/15	$181,000	$195,860
7.500%, 8/15/21	288,000	354,747

		550,607

Total Materials		14,420,877

Telecommunication Services (2.1%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.
5.100%, 9/15/14	92,000	101,277
5.625%, 6/15/16	1,469,000	1,701,190
5.800%, 2/15/19	1,286,000	1,511,647
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13	154,000	161,855
4.875%, 7/8/14	77,000	81,849
Embarq Corp.
7.082%, 6/1/16	457,000	494,576
France Telecom S.A.
4.375%, 7/8/14	154,000	162,023
5.375%, 7/8/19	345,000	384,625
Qwest Corp.
8.375%, 5/1/16	51,000	57,885
Telecom Italia Capital S.A.
5.250%, 11/15/13	242,000	233,496
6.175%, 6/18/14	61,000	58,680
5.250%, 10/1/15	244,000	225,852
7.175%, 6/18/19	236,000	219,482
Telefonica Emisiones S.A.U.
2.582%, 4/26/13	330,000	322,405
4.949%, 1/15/15	40,000	39,809
5.877%, 7/15/19	60,000	59,491
5.134%, 4/27/20	81,000	76,074
5.462%, 2/16/21	370,000	352,713
Verizon Communications, Inc.
5.500%, 2/15/18	1,457,000	1,698,262
6.100%, 4/15/18	92,000	110,434
6.350%, 4/1/19	654,000	800,262

		8,853,887

Wireless Telecommunication Services (0.7%)
America Movil S.A.B. de C.V.
3.625%, 3/30/15	355,000	372,621
5.625%, 11/15/17	154,000	177,916
5.000%, 3/30/20	355,000	394,999
American Tower Corp.
4.625%, 4/1/15	23,000	23,906
4.500%, 1/15/18	430,000	437,217
5.050%, 9/1/20	61,000	61,200
Cellco Partnership/Verizon Wireless Capital LLC
8.500%, 11/15/18	1,035,000	1,398,246
Rogers Communications, Inc.
6.800%, 8/15/18	514,000	624,023
Vodafone Group plc
5.000%, 12/16/13	272,000	290,641
4.150%, 6/10/14	123,000	130,553
5.750%, 3/15/16	265,000	305,319
5.625%, 2/27/17	184,000	214,469
5.450%, 6/10/19	271,000	316,998

		4,748,108

Total Telecommunication Services		13,601,995

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Utilities (2.2%)
Electric Utilities (1.8%)
Arizona Public Service Co.
8.750%, 3/1/19	$154,000	$196,581
Baltimore Gas & Electric Co.
6.125%, 7/1/13	154,000	165,131
CenterPoint Energy Houston Electric LLC
7.000%, 3/1/14	154,000	173,419
Columbus Southern Power Co.
5.500%, 3/1/13	92,000	96,477
Commonwealth Edison Co.
4.000%, 8/1/20	49,000	52,787
Consolidated Edison Co. of New York, Inc.
Series 02-B 7.125%, 12/1/18	307,000	397,294
Consumers Energy Co.
6.700%, 9/15/19	154,000	195,358
Duke Energy Carolinas LLC
7.000%, 11/15/18	154,000	196,294
Duke Energy Corp.
5.650%, 6/15/13	184,000	195,064
3.350%, 4/1/15	31,000	32,836
Duke Energy Indiana, Inc.
3.750%, 7/15/20	1,065,000	1,139,447
Duke Energy Ohio, Inc.
5.700%, 9/15/12	92,000	94,831
Exelon Corp.
4.900%, 6/15/15	447,000	481,922
Exelon Generation Co. LLC
6.200%, 10/1/17	154,000	178,820
5.200%, 10/1/19	465,000	511,877
FirstEnergy Solutions Corp.
4.800%, 2/15/15	501,000	540,128
6.050%, 8/15/21	123,000	137,620
Florida Power Corp.
5.650%, 6/15/18	154,000	184,962
4.550%, 4/1/20	15,000	17,096
Georgia Power Co.
4.250%, 12/1/19	618,000	689,703
Indiana Michigan Power Co.
7.000%, 3/15/19	154,000	195,151
MidAmerican Energy Holdings Co.
3.150%, 7/15/12	69,000	69,681
5.875%, 10/1/12	184,000	190,182
Nevada Power Co.
6.500%, 8/1/18	92,000	111,606
NextEra Energy Capital Holdings, Inc.
2.550%, 11/15/13	15,000	15,468
6.000%, 3/1/19	379,000	441,840
Northern States Power Co.
1.950%, 8/15/15	31,000	31,557
5.250%, 3/1/18	92,000	109,197
Ohio Power Co.
5.375%, 10/1/21	351,000	402,653
Oncor Electric Delivery Co. LLC
6.375%, 5/1/12	31,000	31,524
7.000%, 9/1/22	154,000	197,279
Pacific Gas & Electric Co.
8.250%, 10/15/18	307,000	406,898
PacifiCorp
5.650%, 7/15/18	154,000	184,376

Portland General Electric Co.
6.100%, 4/15/19	$77,000	$95,907
PPL Energy Supply LLC
6.200%, 5/15/16	550,000	607,505
6.500%, 5/1/18	31,000	35,157
Progress Energy, Inc.
5.625%, 1/15/16	240,000	275,726
4.400%, 1/15/21	270,000	293,596
PSEG Power LLC
2.500%, 4/15/13	23,000	23,387
5.125%, 4/15/20	25,000	28,296
Public Service Co. of Colorado
5.125%, 6/1/19	15,000	17,759
Public Service Co. of Oklahoma
5.150%, 12/1/19	23,000	26,049
Public Service Electric & Gas Co.
5.375%, 9/1/13	92,000	98,848
5.300%, 5/1/18	154,000	182,136
Southern California Edison Co.
5.750%, 3/15/14	184,000	202,613
Southern Co.
5.300%, 1/15/12	154,000	154,204
4.150%, 5/15/14	23,000	24,570
Southern Natural Gas Co.
5.900%, 4/1/17§	154,000	173,840
Tampa Electric Co.
6.100%, 5/15/18	31,000	37,503
Union Electric Co.
6.700%, 2/1/19	442,000	543,962
Virginia Electric & Power Co.
Series A 4.750%, 3/1/13	237,000	247,929
5.400%, 1/15/16	225,000	258,899
Series B 5.000%, 6/30/19	61,000	71,112
Wisconsin Electric Power Co.
4.250%, 12/15/19	31,000	34,761
Wisconsin Power & Light Co.
5.000%, 7/15/19	31,000	36,126

		11,534,944

Gas Utilities (0.1%)
Boardwalk Pipelines LP
5.750%, 9/15/19	61,000	67,276
CenterPoint Energy Resources Corp.
6.000%, 5/15/18	154,000	179,999
4.500%, 1/15/21	79,000	83,930

		331,205

Independent Power Producers & Energy Traders (0.0%)
Tennessee Valley Authority
5.500%, 7/18/17	184,000	223,901

Multi-Utilities (0.3%)
Alliant Energy Corp.
4.000%, 10/15/14	31,000	32,195
Avista Corp.
5.125%, 4/1/22	35,000	41,239
Dominion Resources, Inc.
5.000%, 12/1/14	92,000	101,142
8.875%, 1/15/19	154,000	204,699
5.200%, 8/15/19	239,000	274,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

DTE Energy Co.
7.625%, 5/15/14	$23,000	$26,188
6.350%, 6/1/16	92,000	106,829
National Grid plc
6.300%, 8/1/16	154,000	174,942
NiSource Finance Corp.
5.450%, 9/15/20	31,000	34,005
6.125%, 3/1/22	31,000	35,553
NSTAR
4.500%, 11/15/19	31,000	34,329
Sempra Energy
6.000%, 2/1/13	92,000	96,680
6.500%, 6/1/16	181,000	212,943
Xcel Energy, Inc.
4.700%, 5/15/20	615,000	686,239

		2,061,421

Total Utilities		14,151,471

Total Corporate Bonds		252,401,778

Government Securities (59.8%)
Agency ABS (7.1%)
Federal Home Loan Bank
1.125%, 5/18/12	154,000	154,606
1.750%, 8/22/12	19,694,000	19,897,476
4.500%, 11/15/12	614,000	637,185
1.625%, 3/20/13	154,000	156,607
1.875%, 6/21/13	154,000	157,573
Federal Home Loan Mortgage Corp.
1.125%, 4/25/12	61,000	61,199
1.375%, 1/9/13	614,000	621,299
0.750%, 3/28/13	6,915,000	6,958,809
2.875%, 2/9/15	230,000	245,719
Federal National Mortgage Association
1.000%, 4/4/12	200,000	200,484
1.250%, 6/22/12	154,000	154,809
1.750%, 2/22/13	614,000	624,752
1.125%, 9/30/13	921,000	932,760
1.125%, 10/8/13	61,000	61,717
1.000%, 10/15/13	61,000	61,583
1.350%, 2/24/14	61,000	62,070
2.150%, 8/4/15	31,000	32,457
1.875%, 10/15/15	61,000	63,229
2.375%, 4/11/16	14,705,000	15,555,911

		46,640,245

Foreign Governments (2.1%)
Canadian Government Bond
2.375%, 9/10/14	215,000	225,775
Export-Import Bank of Korea
8.125%, 1/21/14	2,756,000	3,040,373
Federative Republic of Brazil
10.250%, 6/17/13	307,000	346,910
6.000%, 1/17/17	2,355,000	2,755,350
8.000%, 1/15/18	277,333	324,558
8.875%, 10/14/19	246,000	343,821
Japan Finance Corp.
4.250%, 6/18/13	184,000	192,789
Korea Development Bank
5.300%, 1/17/13	184,000	188,931

Province of British Columbia
2.850%, 6/15/15	$46,000	$49,010
Province of Manitoba
5.000%, 2/15/12	184,000	184,930
Province of Nova Scotia
5.125%, 1/26/17	92,000	107,466
Province of Ontario
2.625%, 1/20/12	461,000	461,445
4.950%, 6/1/12	154,000	156,792
4.100%, 6/16/14	307,000	330,187
4.950%, 11/28/16	184,000	211,855
4.000%, 10/7/19	123,000	135,929
Province of Quebec
4.875%, 5/5/14	184,000	200,493
4.625%, 5/14/18	184,000	210,833
Republic of Chile
5.500%, 1/15/13	154,000	161,182
Republic of Italy
4.375%, 6/15/13	307,000	303,202
5.250%, 9/20/16	399,000	371,209
Republic of Korea
5.750%, 4/16/14	154,000	166,412
7.125%, 4/16/19	154,000	191,915
Republic of Panama
5.200%, 1/30/20	462,000	523,173
Republic of Peru
8.375%, 5/3/16	230,000	285,543
7.125%, 3/30/19	77,000	96,827
Republic of Poland
5.000%, 10/19/15	307,000	322,753
6.375%, 7/15/19	43,000	47,609
Republic of South Africa
5.875%, 5/30/22	215,000	247,921
State of Israel
5.125%, 3/1/14	31,000	33,221
5.125%, 3/26/19	138,000	152,965
United Mexican States
6.375%, 1/16/13	92,000	96,129
5.875%, 2/17/14	230,000	248,483
5.625%, 1/15/17	338,000	388,366
5.950%, 3/19/19	307,000	365,264

		13,469,621

Municipal Bonds (0.4%)
Bay Area Toll Authority California State
6.793%, 4/1/30	31,000	36,798
6.918%, 4/1/40	31,000	39,602
6.263%, 4/1/49	92,000	120,034
7.043%, 4/1/50	61,000	80,260
Central Puget Sound Washington Regional Transportation Authority
5.491%, 11/1/39	61,000	73,123
City & County of Denver, Colorado
5.650%, 8/1/30	31,000	33,595
City of Chicago, Illinois
6.845%, 1/1/38	38,000	41,771
6.395%, 1/1/40	21,000	25,333
Clark County, Nevada Airport
6.881%, 7/1/42	61,000	67,511
Los Angeles, California Community College District
6.600%, 8/1/42	31,000	39,335
6.750%, 8/1/49	61,000	77,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Los Angeles, California Unified School District
5.755%, 7/1/29	$31,000	$33,761
5.750%, 7/1/34	77,000	85,003
Massachusetts State Water Pollution Abatement
5.192%, 8/1/40	45,000	51,659
Metropolitan Government of Nashville & Davidson County Convention Center Authority
6.731%, 7/1/43	46,000	54,084
Metropolitan Transportation Authority
6.548%, 11/15/31	31,000	36,812
6.648%, 11/15/39	31,000	37,607
6.668%, 11/15/39	23,000	28,192
Metropolitan Washington Airports Authority
7.462%, 10/1/46	89,000	96,936
Municipal Electric Authority of Georgia
6.637%, 4/1/57	38,000	39,499
7.055%, 4/1/57	61,000	61,990
New Jersey Economic Development Authority
7.425%, 2/15/29	138,000	168,066
New Jersey Transportation Trust Fund Authority
6.561%, 12/15/40	31,000	39,287
New York City Municipal Water Finance Authority
5.724%, 6/15/42	38,000	45,630
6.011%, 6/15/42	11,000	13,857
New York City Transitional Finance Authority
5.508%, 8/1/37	92,000	106,900
New York State Dormitory Authority
5.500%, 3/15/30	31,000	35,670
5.600%, 3/15/40	31,000	36,642
New York State Urban Development Corp.
5.770%, 3/15/39	18,000	21,285
North Texas Tollway Authority
6.718%, 1/1/49	88,000	106,118
Ohio State University
4.910%, 6/1/40	61,000	69,072
Pennsylvania State Turnpike Commission
5.511%, 12/1/45	69,000	77,344
5.561%, 12/1/49	92,000	104,600
Salt River Project Agricultural Improvement & Power District
4.839%, 1/1/41	18,000	20,243
San Diego County, California Water Authority
6.138%, 5/1/49	31,000	38,982
San Francisco City & County Public Utilities Commission
6.000%, 11/1/40	123,000	142,179
State of California
7.350%, 11/1/39	61,000	72,547
State of Georgia
4.503%, 11/1/25	31,000	34,828
State of Illinois
2.766%, 1/1/12	31,000	31,000
3.321%, 1/1/13	31,000	31,521
4.071%, 1/1/14	31,000	31,830
4.421%, 1/1/15	31,000	32,088
State of Massachusetts
5.456%, 12/1/39	77,000	91,071
State of New York
5.206%, 10/1/31	46,000	50,580
State of Washington
5.090%, 8/1/33	31,000	34,542
5.481%, 8/1/39	61,000	71,790
5.140%, 8/1/40	31,000	35,525

University of Texas
4.794%, 8/15/46	$55,000	$62,829
Virginia Commonwealth Transportation Board
5.350%, 5/15/35	123,000	141,596

		2,908,231

Supranational (5.0%)
African Development Bank
1.875%, 1/23/12	307,000	307,239
3.000%, 5/27/14	3,017,000	3,179,326
Asian Development Bank
4.250%, 10/20/14	2,894,000	3,172,177
5.500%, 6/27/16	307,000	364,715
Corp. Andina de Fomento
5.750%, 1/12/17	154,000	167,774
8.125%, 6/4/19	46,000	56,224
European Investment Bank
1.750%, 9/14/12	307,000	308,700
3.250%, 5/15/13	307,000	315,981
4.250%, 7/15/13	2,941,000	3,071,232
3.000%, 4/8/14	307,000	318,557
3.125%, 6/4/14	154,000	160,574
2.875%, 1/15/15	307,000	319,670
4.875%, 1/17/17	1,814,000	2,066,805
5.125%, 5/30/17	399,000	461,568
Export Development Canada
1.750%, 9/24/12	307,000	310,045
3.500%, 5/16/13	2,984,000	3,107,904
Inter-American Development Bank
4.375%, 9/20/12	184,000	189,118
4.750%, 10/19/12	307,000	317,360
3.500%, 3/15/13	307,000	317,855
5.125%, 9/13/16	2,787,000	3,290,435
3.875%, 2/14/20	307,000	349,672
International Bank for Reconstruction & Development
2.000%, 4/2/12	614,000	616,604
5.000%, 4/1/16	2,804,000	3,267,564
International Finance Corp.
3.000%, 4/22/14	3,007,000	3,170,493
Nordic Investment Bank
3.625%, 6/17/13	2,979,000	3,109,242
Svensk Exportkredit AB
5.125%, 3/1/17	92,000	103,021

		32,419,855

U.S. Government Agencies (3.7%)
Federal Farm Credit Bank
1.875%, 12/7/12	92,000	93,461
2.625%, 4/17/14	307,000	321,622
Federal Home Loan Bank
2.250%, 4/13/12	614,000	617,795
1.875%, 6/20/12	154,000	155,266
1.625%, 11/21/12	200,000	202,575
5.125%, 8/14/13	399,000	429,945
4.000%, 9/6/13	491,000	520,264
5.250%, 6/18/14	1,228,000	1,370,219
5.500%, 8/13/14	399,000	450,093
4.750%, 12/16/16	154,000	180,874
4.875%, 5/17/17	461,000	549,472
5.000%, 11/17/17	614,000	737,896
5.500%, 7/15/36	92,000	119,661

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Federal Home Loan Mortgage Corp.
4.500%, 1/15/14	$1,536,000	$1,661,783
2.500%, 4/23/14	307,000	320,991
5.000%, 7/15/14	614,000	682,693
4.750%, 11/17/15	921,000	1,056,877
5.500%, 7/18/16	307,000	367,375
5.000%, 4/18/17	123,000	146,386
5.125%, 11/17/17	768,000	925,482
3.750%, 3/27/19	6,570,000	7,496,975
Federal National Mortgage Association
2.000%, 1/9/12	921,000	921,447
5.000%, 2/16/12	798,000	803,056
1.875%, 4/20/12	230,000	231,248
1.750%, 8/10/12	614,000	620,025
2.750%, 2/5/14	921,000	965,458
3.000%, 9/16/14	307,000	326,887
2.625%, 11/20/14	230,000	243,041
4.375%, 10/15/15	921,000	1,040,941
5.000%, 2/13/17	307,000	363,561
5.000%, 5/11/17	491,000	583,735

		24,507,104

U.S. Treasuries (41.5%)
U.S. Treasury Bonds
11.250%, 2/15/15	522,000	696,806
8.125%, 8/15/19	1,013,000	1,507,122
8.500%, 2/15/20	1,228,000	1,889,328
8.750%, 8/15/20	1,413,000	2,229,219
7.875%, 2/15/21	768,000	1,172,405
8.125%, 5/15/21	461,000	717,627
8.125%, 8/15/21	307,000	481,061
8.000%, 11/15/21	1,474,000	2,305,018
7.250%, 8/15/22	307,000	465,082
3.750%, 8/15/41	1,000,000	1,176,390
U.S. Treasury Notes
4.000%, 2/15/15	1,358,000	1,508,441
2.500%, 3/31/15	6,430,000	6,856,992
2.500%, 4/30/15	6,295,000	6,718,929
2.125%, 5/31/15	41,825,000	44,159,684
1.875%, 6/30/15	4,850,000	5,082,649
1.750%, 7/31/15	4,660,000	4,864,421
4.250%, 8/15/15	6,840,000	7,752,178
1.250%, 8/31/15	4,710,000	4,835,846
1.250%, 9/30/15	8,865,000	9,096,322
1.250%, 10/31/15	8,690,000	8,914,039
1.375%, 11/30/15	8,550,000	8,811,509

2.125%, 12/31/15	$15,000,000	$15,911,133
2.000%, 1/31/16	8,150,000	8,599,523
2.125%, 2/29/16	10,670,000	11,321,871
3.125%, 10/31/16	4,565,000	5,062,514
3.125%, 1/31/17	4,530,000	5,036,086
2.750%, 12/31/17	4,545,000	4,982,989
2.625%, 1/31/18	4,550,000	4,956,123
3.500%, 2/15/18	6,615,000	7,543,426
4.000%, 8/15/18	6,430,000	7,574,088
3.750%, 11/15/18	7,706,000	8,966,051
2.750%, 2/15/19	8,508,000	9,319,583
3.125%, 5/15/19	8,735,000	9,795,483
3.625%, 8/15/19	8,585,000	9,945,186
3.375%, 11/15/19	7,411,000	8,449,987
3.625%, 2/15/20	7,068,100	8,198,444
3.500%, 5/15/20	7,420,000	8,537,347
2.625%, 8/15/20	7,325,000	7,901,272
2.625%, 11/15/20	7,000,000	7,537,305

		270,879,479

Total Government Securities		390,824,535

Total Long-Term Debt Securities (98.5%) (Cost $605,910,668)		643,226,313

Total Investments (98.5%) (Cost $605,910,668)		643,226,313
Other Assets Less Liabilities (1.5%)		9,856,030

Net Assets (100%)		$653,082,343

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $173,840 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2011.

Glossary:

ABS	— Asset-Backed Security

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Sales	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	2,400	March-12	$312,314,718	$314,700,000	$(2,385,282)
2 Year U.S. Treasury Notes	1,000	March-12	220,420,342	220,546,876	(126,534)
5 Year U.S. Treasury Notes	35	March-12	4,294,824	4,314,023	(19,199)

					$(2,531,015)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$14,335,494	$—	$14,335,494
Consumer Staples	—	25,210,896	—	25,210,896
Energy	—	21,725,126	—	21,725,126
Financials	—	105,960,443	—	105,960,443
Health Care	—	14,754,469	—	14,754,469
Industrials	—	14,013,756	—	14,013,756
Information Technology	—	14,227,251	—	14,227,251
Materials	—	14,420,877	—	14,420,877
Telecommunication Services	—	13,601,995	—	13,601,995
Utilities	—	14,151,471	—	14,151,471
Government Securities
Agency ABS	—	46,640,245	—	46,640,245
Foreign Governments	—	13,469,621	—	13,469,621
Municipal Bonds	—	2,908,231	—	2,908,231
Supranational	—	32,419,855	—	32,419,855
U.S. Government Agencies	—	24,507,104	—	24,507,104
U.S. Treasuries	—	270,879,479	—	270,879,479

Total Assets	$—	$643,226,313	$—	$643,226,313

Liabilities:
Futures	$(2,531,015)	$—	$—	$(2,531,015)

Total Liabilities	$(2,531,015)	$—	$—	$(2,531,015)

Total	$(2,531,015)	$643,226,313	$—	$640,695,298

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$(2,531,015	)*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(2,531,015)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(70,267,155)	$—	$—	$(70,267,155)
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(70,267,155)	$—	$—	$(70,267,155)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(748,244)	$—	$—	$(748,244)
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(748,244)	$—	$—	$(748,244)

The Portfolio held futures contracts with an average notional balance of approximately $776,549,000 during the year ended December 31, 2011.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$416,144,914
Long-term U.S. Treasury securities	470,316,876

$886,461,790

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$669,870,172
Long-term U.S. Treasury securities	564,108,511

$1,233,978,683

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,262,185
Aggregate gross unrealized depreciation	(1,959,867)

Net unrealized appreciation	$37,302,318

Federal income tax cost of investments	$605,923,995

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $605,910,668)	$643,226,313
Dividends, interest and other receivables	6,167,006
Due from broker for futures variation margin	3,612,352
Receivable for securities sold	757,966
Other assets	961

Total assets	653,764,598

LIABILITIES
Overdraft payable	19,389
Payable to Separate Accounts for Trust shares redeemed	305,976
Investment management fees payable	266,764
Administrative fees payable	63,475
Accrued expenses	26,651

Total liabilities	682,255

NET ASSETS	$653,082,343

Net assets were comprised of:
Paid in capital	$674,550,228
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments and futures	(56,252,515)
Net unrealized appreciation (depreciation) on investments and futures	34,784,630

Net assets	$653,082,343

Class IA
Net asset value, offering and redemption price per share, $9,658 / 1,037 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.31

Class K
Net asset value, offering and redemption price per share, $653,072,685 / 70,107,962 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.32

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Interest (net of $12,778 foreign withholding tax)	$27,007,709
Dividends	29

Total income	27,007,738

EXPENSES
Investment management fees	4,945,221
Administrative fees	1,580,884
Printing and mailing expenses	80,269
Professional fees	62,491
Custodian fees	46,500
Trustees’ fees	28,560
Miscellaneous	64,727

Total expenses	6,808,652

NET INVESTMENT INCOME (LOSS)	20,199,086

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	15,744,081
Futures	(70,267,155)

Net realized gain (loss)	(54,523,074)

Change in unrealized appreciation (depreciation) on:
Securities	17,706,192
Futures	(748,244)

Net change in unrealized appreciation (depreciation)	16,957,948

NET REALIZED AND UNREALIZED GAIN (LOSS)	(37,565,126)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,366,040)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011		October 25, 2010* to December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,199,086		$4,281,769
Net realized gain (loss) on investments and futures	(54,523,074)		(13,432)
Net change in unrealized appreciation (depreciation) on investments and futures	16,957,948		(26,155,049)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,366,040)		(21,886,712)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(45,660)		(4,866,394)
Class K†	(21,319,225)		—

	(21,364,885)		(4,866,394)

Distributions from net realized capital gains
Class IA	—		(2,318)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(21,364,885)		(4,868,712)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 12,801,350 and 56,656,752 shares ]	124,796,236		564,465,842
Capital shares sold in-kind (Note 9)[ 0 and 66,291,688 shares ]	—		662,916,880
Capital shares issued in reinvestment of dividends and distributions [ 4,740 and 504,289 shares ]	45,660		4,868,712
Capital shares repurchased [ (132,942,520) and (3,316,262) shares ]	(1,281,853,160	)(z)	(32,678,809)

Total Class IA transactions	(1,157,011,264)		1,199,572,625

Class K†
Capital shares sold [ 113,380,682 and 0 shares ]	1,092,101,070	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 2,290,644 and 0 shares ]	21,319,225		—
Capital shares repurchased [ (45,563,364) and 0 shares ]	(437,422,964)		—

Total Class K transactions	675,997,331		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(481,013,933)		1,199,572,625

TOTAL INCREASE (DECREASE) IN NET ASSETS	(519,744,858)		1,172,817,201
NET ASSETS:
Beginning of period	1,172,827,201		10,000

End of period (a)	$653,082,343		$1,172,827,201

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—		$38,001

* The Portfolio commenced operations on October 25, 2010.
† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/AllianceBernstein Short-Term Bond Portfolio exchanged approximately 113,316,020 Class IA shares for approximately 113,316,020 Class K shares. This exchange amounted to approximately $1,091,476,638.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2011	October 25, 2010* to December 31, 2010
Net asset value, beginning of period	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures .	(0.33)	(0.24)

Total from investment operations	(0.15)	(0.20)

Less distributions:
Dividends from net investment income	(0.30)	(0.04)
Distributions from net realized gains	—	— #

Total dividends and distributions	(0.30)	(0.04)

Net asset value, end of period	$9.31	$9.76

Total return (b)	(1.52)%	(1.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10	$1,172,827
Ratio of expenses to average net assets (a)	0.62%	0.64%
Ratio of net investment income (loss) to average net assets (a)	1.82%	2.16%
Portfolio turnover rate	87%	17%

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.63

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)
Net realized and unrealized gain (loss) on investments and futures .	(0.07)

Total from investment operations	(0.01)

Less distributions:
Dividends from net investment income	(0.30)

Net asset value, end of period	$9.32

Total return (b)	(0.09)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$653,073
Ratio of expenses to average net assets (a)	0.61%
Ratio of net investment income (loss) to average net assets (a)	1.88%
Portfolio turnover rate	87%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class IA Shares	(0.37)%	3.27%	4.94%	6.42%
Portfolio – Class IB Shares	(0.64)	3.01	4.68	6.16
Portfolio – Class K Shares**	(0.37)	3.27	4.94	6.42
Russell 2000® Growth Index	(2.91)	2.09	4.48	4.83

*   Date of inception 5/1/97.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (0.37)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned (2.91)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Portfolio was broadly positive for the year.

•	The Portfolio’s Technology, Industrials and Health Care sectors contributed the most to relative performance.

•	The top contributing stocks were: Green Mountain Coffee Roasters, Ulta Salon, Cosmetics and Fragrances, HealthSpring, Cabot Oil and Gas and NetLogic Microsystems.

What hurt performance during the year:

•	Stock selection in the Financial sector was a negative contributor to performance for the year.

•	Sector allocations in the aggregate detracted modestly from performance.

•	The largest detractors for the year were: Shutterfly, Orient Express Hotels, Kforce, National Cinemedia and K12.

Portfolio Positioning and Outlook

We remain optimistic about the future. Despite mixed economic data, corporate profitability has proven resilient. While elevated correlations challenged active managers throughout much of 2011, we believe this will ultimately represent an attractive opportunity for active equity managers as correlations revert to more normalized levels. We expect this will be particularly beneficial to our approach, which emphasizes investments in companies we believe are positioned to deliver surprisingly strong fundamentals. While we believe volatility is likely to remain high until conditions stabilize, the fourth-quarter rally has shown that when confidence improves, markets can gain momentum very quickly. We believe we have positioned the Portfolio to take advantage of opportunities as they arise. As of December 31, the Portfolio’s largest overweights relative to its benchmark were Health Care services and Commercial services, with sizeable underweights in Industrials, Financial Services, Biotech and Pharmaceuticals.

Sector Weightings as of 12/31/11	% of Net Assets
Industrials	21.0%
Information Technology	18.4
Consumer Discretionary	15.4
Health Care	14.8
Financials	13.8
Energy	7.6
Materials	3.2
Consumer Staples	2.0
Utilities	1.8
Telecommunication Services	1.2
Cash and Other	0.8

100.0%

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$910.60	$4.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.39
Class IB
Actual	1,000.00	908.70	5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.59	5.67
Class K†
Actual	1,000.00	1,121.73	3.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.84	4.41

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.86%, 1.11% and 0.87%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.4%)
Auto Components (0.4%)
American Axle & Manufacturing Holdings, Inc.*	47,100	$465,819
Amerigon, Inc.*	19,800	282,348
Cooper Tire & Rubber Co.	42,100	589,821
Dana Holding Corp.*	105,000	1,275,750
Dorman Products, Inc.*	8,400	310,212
Drew Industries, Inc.*	18,900	463,617
Exide Technologies, Inc.*	45,900	120,717
Fuel Systems Solutions, Inc.*	7,400	122,026
Modine Manufacturing Co.*	32,900	311,234
Shiloh Industries, Inc.*	18,900	158,382
Standard Motor Products, Inc.	17,500	350,875
Stoneridge, Inc.*	20,900	176,187
Superior Industries International, Inc.	16,600	274,564
Tenneco, Inc.*	41,200	1,226,936
Tower International, Inc.*	13,700	147,138

		6,275,626

Automobiles (0.0%)
Winnebago Industries, Inc.*	19,800	146,124

Distributors (0.9%)
Core-Mark Holding Co., Inc.	6,900	273,240
LKQ Corp.*	409,490	12,317,459
Pool Corp.	32,700	984,270
VOXX International Corp.*	24,200	204,490
Weyco Group, Inc.	7,300	179,215

		13,958,674

Diversified Consumer Services (0.9%)
American Public Education, Inc.*	12,150	525,852
Archipelago Learning, Inc.*	22,600	218,542
Ascent Capital Group, Inc., Class A*	9,400	476,768
Bridgepoint Education, Inc.*	9,300	213,900
Cambium Learning Group, Inc.*	42,700	128,954
Capella Education Co.*	11,050	398,353
Coinstar, Inc.*	20,950	956,158
Corinthian Colleges, Inc.*	52,700	114,359
Grand Canyon Education, Inc.*	19,841	316,662
Hillenbrand, Inc.	45,000	1,004,400
K12, Inc.*	248,960	4,466,342
Lincoln Educational Services Corp.	24,000	189,600
Mac-Gray Corp.	11,700	161,343
Matthews International Corp., Class A	21,900	688,317
National American University Holdings, Inc.	22,200	168,276
Regis Corp.	36,810	609,206
School Specialty, Inc.*	12,600	31,500
Sotheby’s, Inc.	48,200	1,375,146
Steiner Leisure Ltd.*	10,300	467,517
Stewart Enterprises, Inc., Class A	54,300	312,768
Strayer Education, Inc.	8,800	855,272

Universal Technical Institute, Inc.*	13,200	$168,696

		13,847,931

Hotels, Restaurants & Leisure (3.2%)
AFC Enterprises, Inc.*	19,000	279,300
Ambassadors Group, Inc.	16,227	73,184
Ameristar Casinos, Inc.	23,100	399,399
Biglari Holdings, Inc.*	870	320,369
BJ’s Restaurants, Inc.*	199,730	9,051,764
Bob Evans Farms, Inc.	18,700	627,198
Boyd Gaming Corp.*	34,500	257,370
Bravo Brio Restaurant Group, Inc.*	13,900	238,385
Buffalo Wild Wings, Inc.*	12,800	864,128
Caribou Coffee Co., Inc.*	18,900	263,655
Carrols Restaurant Group, Inc.*	22,900	264,953
CEC Entertainment, Inc.	15,400	530,530
Cheesecake Factory, Inc.*	40,500	1,188,675
Churchill Downs, Inc.	7,300	380,549
Cracker Barrel Old Country Store, Inc.	15,500	781,355
Denny’s Corp.*	84,812	318,893
DineEquity, Inc.*	11,300	476,973
Domino’s Pizza, Inc.*	44,300	1,503,985
Einstein Noah Restaurant Group, Inc.	17,100	270,522
Gaylord Entertainment Co.*	26,700	644,538
International Speedway Corp., Class A	21,100	534,885
Interval Leisure Group, Inc.*	26,500	360,665
Isle of Capri Casinos, Inc.*	38,300	178,861
Jack in the Box, Inc.*	38,700	808,830
Krispy Kreme Doughnuts, Inc.*	54,300	355,122
Life Time Fitness, Inc.*	30,500	1,425,875
Marcus Corp.	17,900	225,719
Monarch Casino & Resort, Inc.*	17,700	180,363
Morgans Hotel Group Co.*	30,200	178,180
Orient-Express Hotels Ltd., Class A*	1,152,030	8,605,664
P.F. Chang’s China Bistro, Inc.	14,500	448,195
Panera Bread Co., Class A*	88,410	12,505,594
Papa John’s International, Inc.*	12,033	453,403
Peet’s Coffee & Tea, Inc.*	9,200	576,656
Pinnacle Entertainment, Inc.*	39,600	402,336
Red Robin Gourmet Burgers, Inc.*	9,600	265,920
Ruby Tuesday, Inc.*	43,700	301,530
Scientific Games Corp., Class A*	41,600	403,520
Shuffle Master, Inc.*	32,300	378,556
Six Flags Entertainment Corp.	29,883	1,232,375
Sonic Corp.*	37,500	252,375
Speedway Motorsports, Inc.	10,300	157,899
Texas Roadhouse, Inc.	39,300	585,570
Vail Resorts, Inc.	26,100	1,105,596

		50,659,414

Household Durables (1.0%)
American Greetings Corp., Class A	26,400	330,264
Beazer Homes USA, Inc.*	39,800	98,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Blyth, Inc.	3,700	$210,160
Cavco Industries, Inc.*	3,900	156,234
Ethan Allen Interiors, Inc.	14,900	353,279
Helen of Troy Ltd.*	19,600	601,720
Hovnanian Enterprises, Inc., Class A*	103,700	150,365
iRobot Corp.*	14,519	433,392
KB Home	55,200	370,944
La-Z-Boy, Inc.*	36,000	428,400
Libbey, Inc.*	14,100	179,634
Lifetime Brands, Inc.	12,300	149,322
M.D.C. Holdings, Inc.	26,900	474,247
M/I Homes, Inc.*	16,000	153,600
Meritage Homes Corp.*	20,100	466,119
Ryland Group, Inc.	24,800	390,848
Sealy Corp.*	62,900	108,188
Skullcandy, Inc.*	15,100	189,052
Standard Pacific Corp.*	77,100	245,178
Tempur-Pedic International, Inc.*	187,460	9,847,274
Universal Electronics, Inc.*	8,600	145,082
Zagg, Inc.*	21,200	149,884

		15,631,890

Internet & Catalog Retail (0.3%)
1-800-FLOWERS.COM, Inc., Class A*	33,000	72,600
Blue Nile, Inc.*	8,700	355,656
HomeAway, Inc.*	119,058	2,768,098
HSN, Inc.	26,600	964,516
Nutrisystem, Inc.	19,800	256,014
Orbitz Worldwide, Inc.*	69,701	262,076
Overstock.com, Inc.*	11,900	93,296
PetMed Express, Inc.	11,200	116,256
Shutterfly, Inc.*	20,400	464,304
U.S. Auto Parts Network, Inc.*	26,600	116,242
Valuevision Media, Inc., Class A*	34,400	64,672

		5,533,730

Leisure Equipment & Products (0.2%)
Brunswick Corp.	63,700	1,150,422
Callaway Golf Co.	43,800	242,214
Eastman Kodak Co.*	179,600	116,650
JAKKS Pacific, Inc.	18,700	263,857
Leapfrog Enterprises, Inc.*	38,800	216,892
Marine Products Corp.*	29,900	148,304
Steinway Musical Instruments, Inc.*	10,700	267,928
Sturm Ruger & Co., Inc.	12,800	428,288

		2,834,555

Media (1.6%)
Arbitron, Inc.	17,800	612,498
Belo Corp., Class A	57,600	362,880
Central European Media Enterprises Ltd., Class A*	26,300	171,476
Cinemark Holdings, Inc.	66,665	1,232,636
Crown Media Holdings, Inc., Class A*	193,500	234,135
Cumulus Media, Inc., Class A*	77,600	259,184
Dial Global, Inc.*	16,800	53,592

Digital Generation, Inc.*	15,700	$187,144
Entercom Communications Corp., Class A*	19,100	117,465
Entravision Communications Corp., Class A	70,200	109,512
EW Scripps Co., Class A*	23,100	185,031
Fisher Communications, Inc.*	10,330	297,814
Global Sources Ltd.*	25,400	123,190
Harte-Hanks, Inc.	23,800	216,342
Journal Communications, Inc., Class A*	40,100	176,440
Knology, Inc.*	22,900	325,180
Lions Gate Entertainment Corp.*	43,400	361,088
Live Nation Entertainment, Inc.*	101,925	846,997
Martha Stewart Living Omnimedia, Inc., Class A	35,100	154,440
McClatchy Co., Class A*	41,900	100,141
MDC Partners, Inc., Class A	18,000	243,360
Meredith Corp.	26,100	852,165
National CineMedia, Inc.	709,240	8,794,576
New York Times Co., Class A*	98,400	760,632
Nexstar Broadcasting Group, Inc., Class A*	26,700	209,328
Pandora Media, Inc.*	589,810	5,903,998
ReachLocal, Inc.*	41,500	256,470
Rentrak Corp.*	9,100	129,948
Scholastic Corp.	19,500	584,415
Sinclair Broadcast Group, Inc., Class A	32,800	371,624
Valassis Communications, Inc.*	34,500	663,435
Value Line, Inc.	6,000	61,680
World Wrestling Entertainment, Inc., Class A	14,200	132,344

		25,091,160

Multiline Retail (0.9%)
99 Cents Only Stores*	31,000	680,450
Bon-Ton Stores, Inc.	21,000	70,770
Dollar Tree, Inc.*	145,685	12,107,880
Fred’s, Inc., Class A	25,800	376,164
Gordmans Stores, Inc.*	13,900	174,723
Saks, Inc.*	91,800	895,050
Tuesday Morning Corp.*	41,700	143,865

		14,448,902

Specialty Retail (4.7%)
Aeropostale, Inc.*	57,900	882,975
America’s Car-Mart, Inc.*	7,300	286,014
ANN, Inc.*	39,200	971,376
Asbury Automotive Group, Inc.*	26,300	567,028
Ascena Retail Group, Inc.*	45,095	1,340,223
Barnes & Noble, Inc.*	24,600	356,208
bebe stores, Inc.	29,600	246,568
Big 5 Sporting Goods Corp.	17,350	181,134
Brown Shoe Co., Inc.	27,000	240,300
Buckle, Inc.	17,100	698,877
Build-A-Bear Workshop, Inc.*	2,900	24,534
Cabela’s, Inc.*	31,000	788,020
CarMax, Inc.*	372,210	11,344,961

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Casual Male Retail Group, Inc.*	53,700	$183,654
Cato Corp., Class A	17,800	430,760
Charming Shoppes, Inc.*	74,241	363,781
Children’s Place Retail Stores, Inc.*	18,345	974,486
Christopher & Banks Corp.	26,600	62,244
Citi Trends, Inc.*	8,400	73,752
Coldwater Creek, Inc.*	122,927	145,054
Collective Brands, Inc.*	46,800	672,516
Conn’s, Inc.*	28,500	316,350
Destination Maternity Corp.	15,000	250,800
Dick’s Sporting Goods, Inc.	384,410	14,177,041
Express, Inc.*	39,700	791,618
Finish Line, Inc., Class A	32,500	626,762
Francesca’s Holdings Corp.*	10,200	176,460
Genesco, Inc.*	16,400	1,012,536
GNC Holdings, Inc., Class A*	16,400	474,780
Group 1 Automotive, Inc.	16,800	870,240
Haverty Furniture Cos., Inc.	12,400	136,152
hhgregg, Inc.*	18,100	261,545
Hibbett Sports, Inc.*	19,248	869,625
HOT Topic, Inc.	28,800	190,368
Jos. A. Bank Clothiers, Inc.*	19,800	965,448
Kirkland’s, Inc.*	21,300	283,290
Lithia Motors, Inc., Class A	17,900	391,294
Lumber Liquidators Holdings, Inc.*	12,300	217,218
MarineMax, Inc.*	26,200	170,824
Men’s Wearhouse, Inc.	34,900	1,131,109
Monro Muffler Brake, Inc.	19,950	773,860
New York & Co., Inc.*	600	1,596
Office Depot, Inc.*	199,200	428,280
OfficeMax, Inc.*	58,000	263,320
Pacific Sunwear of California, Inc.*	49,500	84,645
Penske Automotive Group, Inc.	28,300	544,775
PEP Boys-Manny, Moe & Jack	31,700	348,700
Pier 1 Imports, Inc.*	69,800	972,314
Rent-A-Center, Inc.	44,000	1,628,000
Rue21, Inc.*	9,400	203,040
Select Comfort Corp.*	34,900	756,981
Shoe Carnival, Inc.*	9,300	239,010
Sonic Automotive, Inc., Class A	27,100	401,351
Stage Stores, Inc.	26,700	370,863
Stein Mart, Inc.*	18,500	125,985
Systemax, Inc.*	10,200	167,382
Talbots, Inc.*	44,895	119,421
Teavana Holdings, Inc.*	11,100	208,458
Tractor Supply Co.	167,995	11,784,849
Ulta Salon Cosmetics & Fragrance, Inc.*	144,530	9,382,888
Vitamin Shoppe, Inc.*	17,800	709,864
West Marine, Inc.*	16,900	196,547
Wet Seal, Inc., Class A*	72,800	237,328
Winmark Corp.	5,600	321,272
Zumiez, Inc.*	16,356	454,043

		74,872,697

Textiles, Apparel & Luxury Goods (1.3%)
Carter’s, Inc.*	40,800	1,624,248
Cherokee, Inc.	10,800	126,036
Columbia Sportswear Co.	8,000	372,400

Crocs, Inc.*	61,700	$911,309
Deckers Outdoor Corp.*	129,960	9,821,077
G-III Apparel Group Ltd.*	9,900	246,609
Iconix Brand Group, Inc.*	52,300	851,967
Jones Group, Inc.	57,200	603,460
Kenneth Cole Productions, Inc., Class A*	14,600	154,614
K-Swiss, Inc., Class A*	17,700	51,684
Liz Claiborne, Inc.*	63,700	549,731
Maidenform Brands, Inc.*	16,800	307,440
Movado Group, Inc.	11,400	207,138
Oxford Industries, Inc.	8,000	360,960
Perry Ellis International, Inc.*	10,500	149,310
Quiksilver, Inc.*	97,100	350,531
Skechers U.S.A., Inc., Class A*	21,500	260,580
Steven Madden Ltd.*	25,875	892,688
True Religion Apparel, Inc.*	18,500	639,730
Vera Bradley, Inc.*	14,249	459,530
Warnaco Group, Inc.*	29,700	1,486,188
Wolverine World Wide, Inc.	34,600	1,233,144

		21,660,374

Total Consumer Discretionary		244,961,077

Consumer Staples (2.0%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	6,100	662,216
Central European Distribution Corp.*	52,200	228,375
Coca-Cola Bottling Co. Consolidated	2,800	163,940
Heckmann Corp.*	72,300	480,795
National Beverage Corp.*	12,800	205,696
Primo Water Corp.*	18,800	57,152

		1,798,174

Food & Staples Retailing (0.6%)
Andersons, Inc.	11,800	515,188
Arden Group, Inc., Class A	3,222	290,012
Casey’s General Stores, Inc.	25,550	1,316,080
Chefs’ Warehouse, Inc.*	16,400	292,904
Fresh Market, Inc.*	20,163	804,504
Ingles Markets, Inc., Class A	8,500	128,010
Nash Finch Co.	8,600	251,808
Pantry, Inc.*	15,000	179,550
Pricesmart, Inc.	12,700	883,793
Rite Aid Corp.*	356,300	448,938
Ruddick Corp.	35,300	1,505,192
Spartan Stores, Inc.	10,300	190,550
Susser Holdings Corp.*	15,900	359,658
United Natural Foods, Inc.*	32,800	1,312,328
Village Super Market, Inc., Class A	7,400	210,530
Weis Markets, Inc.	7,400	295,556
Winn-Dixie Stores, Inc.*	33,700	316,106

		9,300,707

Food Products (0.8%)
Alico, Inc.	8,700	168,519
B&G Foods, Inc.	30,200	726,914
Calavo Growers, Inc.	7,600	195,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Cal-Maine Foods, Inc.	9,100	$332,787
Chiquita Brands International, Inc.*	28,100	234,354
Darling International, Inc.*	84,000	1,116,360
Diamond Foods, Inc.	15,800	509,866
Dole Food Co., Inc.*	23,177	200,481
Farmer Bros Co.	6,932	52,960
Fresh Del Monte Produce, Inc.	24,600	615,246
Green Mountain Coffee Roasters, Inc.*	40,175	1,801,849
Hain Celestial Group, Inc.*	27,243	998,728
Imperial Sugar Co.	11,200	39,984
J&J Snack Foods Corp.	9,000	479,520
Lancaster Colony Corp.	13,000	901,420
Limoneira Co.	7,900	133,589
Pilgrim’s Pride Corp.*	31,100	179,136
Sanderson Farms, Inc.	16,000	802,080
Seneca Foods Corp., Class A*	6,000	154,920
Smart Balance, Inc.*	40,700	218,152
Snyders-Lance, Inc.	33,900	762,750
Tootsie Roll Industries, Inc.	16,056	380,046
TreeHouse Foods, Inc.*	25,000	1,634,500

		12,639,329

Household Products (0.1%)
Central Garden & Pet Co., Class A*	34,800	289,536
Harbinger Group, Inc.*	48,400	194,084
Spectrum Brands Holdings, Inc.*	11,600	317,840
WD-40 Co.	10,700	432,387

		1,233,847

Personal Products (0.3%)
Elizabeth Arden, Inc.*	17,700	655,608
Inter Parfums, Inc.	11,600	180,496
Medifast, Inc.*	8,200	112,504
Nature’s Sunshine Products, Inc.*	17,400	270,048
Nu Skin Enterprises, Inc., Class A	39,300	1,908,801
Nutraceutical International Corp.*	15,200	172,064
Prestige Brands Holdings, Inc.*	36,100	406,847
Revlon, Inc., Class A*	17,700	263,199
Schiff Nutrition International, Inc.*	17,600	188,320
Synutra International, Inc.*	26,993	136,585
USANA Health Sciences, Inc.*	5,200	157,924

		4,452,396

Tobacco (0.1%)
Alliance One International, Inc.*	53,888	146,576
Star Scientific, Inc.*	78,400	170,912
Universal Corp.	17,400	799,704
Vector Group Ltd.	30,853	547,949

		1,665,141

Total Consumer Staples		31,089,594

Energy (7.6%)
Energy Equipment & Services (3.5%)
Basic Energy Services, Inc.*	19,500	$384,150
Bristow Group, Inc.	25,801	1,222,709
C&J Energy Services, Inc.*	13,100	274,183
Cal Dive International, Inc.*	60,200	135,450
Complete Production Services, Inc.*	370,274	12,426,396
Dawson Geophysical Co.*	6,300	249,039
Dril-Quip, Inc.*	145,065	9,548,178
Exterran Holdings, Inc.*	45,900	417,690
Global Geophysical Services, Inc.*	18,500	124,320
Gulf Island Fabrication, Inc.	8,000	233,680
Gulfmark Offshore, Inc., Class A*	17,000	714,170
Helix Energy Solutions Group, Inc.*	75,800	1,197,640
Hercules Offshore, Inc.*	82,500	366,300
Hornbeck Offshore Services, Inc.*	22,300	691,746
ION Geophysical Corp.*	94,900	581,737
Key Energy Services, Inc.*	90,900	1,406,223
Lufkin Industries, Inc.	20,600	1,386,586
Matrix Service Co.*	15,100	142,544
Natural Gas Services Group, Inc.*	9,600	138,816
Newpark Resources, Inc.*	56,300	534,850
Oceaneering International, Inc.	208,480	9,617,182
Oil States International, Inc.*	145,480	11,110,308
OYO Geospace Corp.*	4,000	309,320
Parker Drilling Co.*	77,700	557,109
PHI, Inc. (Non-Voting)*	10,200	253,470
Pioneer Drilling Co.*	38,100	368,808
RigNet, Inc.*	16,400	274,536
Tesco Corp.*	19,300	243,952
TETRA Technologies, Inc.*	50,400	470,736
Union Drilling, Inc.*	25,700	160,368
Vantage Drilling Co.*	102,100	118,436
Willbros Group, Inc.*	25,200	92,484

		55,753,116

Oil, Gas & Consumable Fuels (4.1%)
Abraxas Petroleum Corp.*	65,200	215,160
Alon USA Energy, Inc.	31,000	270,010
Amyris, Inc.*	12,700	146,558
Apco Oil and Gas International, Inc.	6,291	514,101
Approach Resources, Inc.*	16,200	476,442
ATP Oil & Gas Corp.*	25,300	186,208
Berry Petroleum Co., Class A	35,500	1,491,710
Bill Barrett Corp.*	33,000	1,124,310
BPZ Resources, Inc.*	59,700	169,548
Cabot Oil & Gas Corp.	66,140	5,020,026
Callon Petroleum Co.*	39,700	197,309
CAMAC Energy, Inc.*	174,900	176,649
Carrizo Oil & Gas, Inc.*	25,300	666,655
Cheniere Energy, Inc.*	50,300	437,107
Clayton Williams Energy, Inc.*	5,300	402,164
Clean Energy Fuels Corp.*	31,800	396,228
Cloud Peak Energy, Inc.*	43,706	844,400
Comstock Resources, Inc.*	34,200	523,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Contango Oil & Gas Co.*	7,207	$419,303
Crosstex Energy, Inc.	42,000	530,880
CVR Energy, Inc.*	63,000	1,179,990
Delek U.S. Holdings, Inc.	20,200	230,482
DHT Holdings, Inc.	68,500	50,690
Endeavour International Corp.*	19,100	165,979
Energy Partners Ltd.*	18,500	270,100
Energy XXI Bermuda Ltd.*	59,801	1,906,456
Evolution Petroleum Corp.*	35,500	285,775
Frontline Ltd.	37,000	158,730
FX Energy, Inc.*	51,600	247,680
Gastar Exploration Ltd.*	49,500	157,410
GeoResources, Inc.*	12,700	372,237
Gevo, Inc.*	15,800	99,382
GMX Resources, Inc.*	53,100	66,375
Golar LNG Ltd.	26,300	1,169,035
Goodrich Petroleum Corp.*	14,800	203,204
Green Plains Renewable Energy, Inc.*	14,500	141,520
Gulfport Energy Corp.*	32,900	968,905
Hallador Energy Co.	16,800	166,824
Harvest Natural Resources, Inc.*	23,900	176,382
Houston American Energy Corp.*	14,800	180,412
Hyperdynamics Corp.*	111,600	273,420
James River Coal Co.*	25,400	175,768
KiOR, Inc., Class A*	14,700	149,646
Knightsbridge Tankers Ltd.	16,700	228,289
Kodiak Oil & Gas Corp.*	188,700	1,792,650
L&L Energy, Inc.*	18,800	48,692
Magnum Hunter Resources Corp.*	70,200	378,378
McMoRan Exploration Co.*	66,300	964,665
Miller Energy Resources, Inc.*	42,000	117,180
Nordic American Tankers Ltd.	31,000	371,690
Northern Oil and Gas, Inc.*	45,300	1,086,294
Oasis Petroleum, Inc.*	304,680	8,863,141
Overseas Shipholding Group, Inc.	16,300	178,159
Panhandle Oil and Gas, Inc., Class A	5,800	190,298
Patriot Coal Corp.*	65,500	554,785
Penn Virginia Corp.	27,500	145,475
Petroleum Development Corp.*	16,200	568,782
PetroQuest Energy, Inc.*	38,600	254,760
Rentech, Inc.*	190,700	249,817
Resolute Energy Corp.*	627,370	6,775,596
REX American Resources Corp.*	13,400	296,274
Rex Energy Corp.*	27,200	401,472
Rosetta Resources, Inc.*	37,100	1,613,850
Scorpio Tankers, Inc.*	17,000	83,130
SemGroup Corp., Class A*	29,800	776,588
Ship Finance International Ltd.	27,200	254,048
SM Energy Co.	115,441	8,438,737
Stone Energy Corp.*	32,600	859,988
Swift Energy Co.*	29,100	864,852
Targa Resources Corp.	11,894	483,967
Teekay Tankers Ltd., Class A	19,500	68,640
Triangle Petroleum Corp.*	42,500	253,725

Uranerz Energy Corp.*	92,400	$168,168
Uranium Energy Corp.*	62,700	191,862
USEC, Inc.*	71,800	81,852
VAALCO Energy, Inc.*	27,900	168,516
Venoco, Inc.*	15,900	107,643
W&T Offshore, Inc.	22,700	481,467
Warren Resources, Inc.*	62,500	203,750
Western Refining, Inc.*	50,200	667,158
Westmoreland Coal Co.*	14,000	178,500
World Fuel Services Corp.	50,800	2,132,584

		64,549,852

Total Energy		120,302,968

Financials (13.8%)
Capital Markets (2.6%)
Affiliated Managers Group, Inc.*	99,160	9,514,402
Apollo Investment Corp.	136,690	880,284
Arlington Asset Investment Corp., Class A	10,000	213,300
Artio Global Investors, Inc.	17,836	87,040
BGC Partners, Inc., Class A	47,440	281,794
BlackRock Kelso Capital Corp.	48,960	399,514
Calamos Asset Management, Inc., Class A	14,700	183,897
Capital Southwest Corp.	2,507	204,446
Cohen & Steers, Inc.	10,866	314,027
Cowen Group, Inc., Class A*	81,125	210,114
Diamond Hill Investment Group, Inc.	1,900	140,562
Duff & Phelps Corp., Class A	17,450	253,025
Edelman Financial Group, Inc.	33,528	220,279
Epoch Holding Corp.	10,700	237,861
Evercore Partners, Inc., Class A	14,100	375,342
FBR & Co.*	48,000	98,400
Fifth Street Finance Corp.	46,950	449,311
Financial Engines, Inc.*	27,500	614,075
FXCM, Inc., Class A	12,300	119,925
GAMCO Investors, Inc., Class A	4,530	197,010
GFI Group, Inc.	42,981	177,082
Gladstone Capital Corp.	29,700	226,611
Gladstone Investment Corp.	14,040	102,071
Gleacher & Co., Inc.*	89,770	150,814
Golub Capital BDC, Inc.	13,300	206,150
Harris & Harris Group, Inc.*	19,620	67,885
Hercules Technology Growth Capital, Inc.	24,307	229,458
HFF, Inc., Class A*	20,700	213,831
ICG Group, Inc.*	22,000	169,840
INTL FCStone, Inc.*	9,500	223,915
Investment Technology Group, Inc.*	27,900	301,599
JMP Group, Inc.	9,300	66,495
KBW, Inc.	23,291	353,557
Knight Capital Group, Inc., Class A*	71,744	848,014
Ladenburg Thalmann Financial Services, Inc.*	41,871	103,840
Lazard Ltd., Class A	324,920	8,483,661
Main Street Capital Corp.	19,030	404,197

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

MCG Capital Corp.	41,570	$165,864
Medallion Financial Corp.	15,894	180,874
Medley Capital Corp.	22,200	230,880
MVC Capital, Inc.	13,400	155,306
NGP Capital Resources Co.	28,200	202,758
Oppenheimer Holdings, Inc., Class A	7,900	127,190
PennantPark Investment Corp.	31,305	315,867
Piper Jaffray Cos., Inc.*	11,800	238,360
Prospect Capital Corp.	78,061	725,187
Pzena Investment Management, Inc., Class A	47,738	206,705
Safeguard Scientifics, Inc.*	12,930	204,165
Solar Capital Ltd.	26,200	578,758
Stifel Financial Corp.*	294,239	9,430,360
SWS Group, Inc.	26,840	184,391
TICC Capital Corp.	16,910	146,271
Triangle Capital Corp.	12,200	233,264
Virtus Investment Partners, Inc.*	3,495	265,655
Walter Investment Management Corp.	18,440	378,204
Westwood Holdings Group, Inc.	6,800	248,540

		41,542,227

Commercial Banks (4.3%)
1st Source Corp.	9,550	241,901
1st United Bancorp, Inc.*	23,400	129,870
Alliance Financial Corp./New York	2,610	80,597
Ameris Bancorp*	25,700	264,196
Ames National Corp.	13,560	264,420
Arrow Financial Corp.	6,555	153,649
BancFirst Corp.	6,500	244,010
Banco Latinoamericano de Comercio Exterior S.A., Class E	17,420	279,591
Bancorp Rhode Island, Inc.	6,100	242,170
Bancorp, Inc./Delaware*	26,000	187,980
BancorpSouth, Inc.	59,900	660,098
Bank of Kentucky Financial Corp.	10,100	202,505
Bank of Marin Bancorp/California	6,690	251,477
Bank of the Ozarks, Inc.	19,960	591,415
Banner Corp.	14,200	243,530
BBCN Bancorp, Inc.*	48,510	458,419
Boston Private Financial Holdings, Inc.	54,810	435,191
Bridge Bancorp, Inc.	5,500	109,450
Bryn Mawr Bank Corp.	13,472	262,569
Camden National Corp.	4,850	158,110
Capital Bank Corp.*	73,400	147,534
Capital City Bank Group, Inc.	13,300	127,015
Cardinal Financial Corp.	18,250	196,005
Cascade Bancorp*	28,500	124,830
Cathay General Bancorp	57,001	851,025
Centerstate Banks, Inc.	43,838	290,208
Central Pacific Financial Corp.*	19,100	246,772
Chemical Financial Corp.	19,500	415,740
Citizens & Northern Corp.	14,900	275,203
City Holding Co.	10,500	355,845

CNB Financial Corp./Pennsylvania	10,440	$164,743
CoBiz Financial, Inc.	44,635	257,544
Columbia Banking System, Inc.	24,900	479,823
Community Bank System, Inc.	24,776	688,773
Community Trust Bancorp, Inc.	10,100	297,142
CVB Financial Corp.	63,600	637,908
Eagle Bancorp, Inc.*	19,900	289,346
Enterprise Financial Services Corp.	13,090	193,732
F.N.B. Corp./Pennsylvania	86,700	980,577
Financial Institutions, Inc.	16,700	269,538
First Bancorp, Inc./Maine	5,540	85,150
First Bancorp/North Carolina	15,600	173,940
First Busey Corp.	48,320	241,600
First Commonwealth Financial Corp.	60,100	316,126
First Community Bancshares, Inc./Virginia	20,900	260,832
First Connecticut Bancorp, Inc./Connecticut	19,500	253,695
First Financial Bancorp	41,460	689,894
First Financial Bankshares, Inc.	22,800	762,204
First Financial Corp./Indiana	7,900	262,912
First Interstate Bancsystem, Inc.	12,300	160,269
First Merchants Corp.	18,600	157,542
First Midwest Bancorp, Inc./Illinois	47,300	479,149
First of Long Island Corp.	10,300	271,096
FirstMerit Corp.	74,540	1,127,790
German American Bancorp, Inc.	9,600	174,624
Glacier Bancorp, Inc.	45,730	550,132
Great Southern Bancorp, Inc.	7,500	176,925
Hampton Roads Bankshares, Inc.*	33,558	91,949
Hancock Holding Co.	54,290	1,735,651
Hanmi Financial Corp.*	17,637	130,514
Heartland Financial USA, Inc.	9,855	151,176
Heritage Financial Corp./Washington	18,440	231,606
Home Bancshares, Inc./Arkansas	15,947	413,187
Hudson Valley Holding Corp.	9,680	205,410
IBERIABANK Corp.	185,022	9,121,585
Independent Bank Corp./Massachusetts	13,600	371,144
International Bancshares Corp.	38,400	704,064
Investors Bancorp, Inc.*	32,200	434,056
Lakeland Bancorp, Inc.	24,119	207,906
Lakeland Financial Corp.	10,070	260,511
MainSource Financial Group, Inc.	23,700	209,271
MB Financial, Inc.	37,500	641,250
Merchants Bancshares, Inc.	5,600	163,520
Metro Bancorp, Inc.*	20,050	168,019
National Bankshares, Inc./Virginia	5,800	161,936
National Penn Bancshares, Inc.	80,100	676,044
NBT Bancorp, Inc.	22,900	506,777
Old National Bancorp/Indiana	66,280	772,162

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

OmniAmerican Bancorp, Inc.*	9,976	$156,623
Oriental Financial Group, Inc.	33,400	404,474
Orrstown Financial Services, Inc.	11,800	97,350
Pacific Capital Bancorp N.A.*	8,400	237,216
Pacific Continental Corp.	16,800	148,680
PacWest Bancorp	18,400	348,680
Park National Corp.	8,850	575,781
Penns Woods Bancorp, Inc.	2,440	94,623
Peoples Bancorp, Inc./Ohio	18,500	273,985
Pinnacle Financial Partners, Inc.*	21,281	343,688
PrivateBancorp, Inc.	43,518	477,828
Prosperity Bancshares, Inc.	32,450	1,309,357
Renasant Corp.	13,400	201,000
S&T Bancorp, Inc.	19,961	390,238
Sandy Spring Bancorp, Inc.	15,310	268,690
SCBT Financial Corp.	8,200	237,882
Sierra Bancorp	6,500	57,200
Signature Bank/New York*	197,000	11,818,030
Simmons First National Corp., Class A	10,620	288,758
Southside Bancshares, Inc.	9,207	199,424
Southwest Bancorp, Inc./Oklahoma*	24,000	143,040
State Bancorp, Inc./New York	13,500	164,700
State Bank Financial Corp.*	22,700	342,997
StellarOne Corp.	14,440	164,327
Sterling Bancorp/New York	17,000	146,880
Sterling Financial Corp./Washington*	19,200	320,640
Suffolk Bancorp*	60	647
Sun Bancorp, Inc./New Jersey*	77,600	187,792
Susquehanna Bancshares, Inc.	113,551	951,557
SVB Financial Group*	31,077	1,482,062
SY Bancorp, Inc.	6,300	129,339
Taylor Capital Group, Inc.*	13,900	135,108
Texas Capital Bancshares, Inc.*	26,450	809,635
Tompkins Financial Corp.	6,051	233,024
Tower Bancorp, Inc.	11,330	323,358
TowneBank/Virginia	14,790	181,030
Trico Bancshares	16,300	231,786
Trustmark Corp.	45,220	1,098,394
UMB Financial Corp.	22,460	836,635
Umpqua Holdings Corp.	81,090	1,004,705
Union First Market Bankshares Corp.	16,450	218,621
United Bankshares, Inc./Virginia	35,680	1,008,674
United Community Banks, Inc./Georgia*	24,900	174,051
Univest Corp. of Pennsylvania	10,447	152,944
Virginia Commerce Bancorp, Inc.*	27,800	214,894
Washington Banking Co.	13,928	165,882
Washington Trust Bancorp, Inc.	10,300	245,758
Webster Financial Corp.	49,800	1,015,422
WesBanco, Inc.	16,600	323,202
West Bancorp, Inc.	9,900	94,842
West Coast Bancorp/Oregon*	13,280	207,168
Westamerica Bancorp	19,100	838,490

Western Alliance Bancorp*	44,400	$276,612
Wilshire Bancorp, Inc.*	50,100	181,863
Wintrust Financial Corp.	23,870	669,554

		68,857,209

Consumer Finance (0.3%)
Advance America Cash Advance Centers, Inc.	39,170	350,571
Cash America International, Inc.	20,920	975,500
Credit Acceptance Corp.*	5,000	411,400
DFC Global Corp.*	30,350	548,121
EZCORP, Inc., Class A*	33,400	880,758
First Cash Financial Services, Inc.*	22,300	782,507
First Marblehead Corp.*	127,370	149,023
Imperial Holdings, Inc.*	26,400	49,632
Nelnet, Inc., Class A	16,850	412,319
World Acceptance Corp.*	10,320	758,520

		5,318,351

Diversified Financial Services (0.1%)
Compass Diversified Holdings	25,830	320,033
Gain Capital Holdings, Inc.	31,400	210,380
MarketAxess Holdings, Inc.	20,100	605,211
NewStar Financial, Inc.*	17,600	178,992
PHH Corp.*	36,400	389,480
PICO Holdings, Inc.*	14,400	296,352

		2,000,448

Insurance (1.4%)
Alterra Capital Holdings Ltd.	67,400	1,592,662
American Equity Investment Life Holding Co.	36,980	384,592
American Safety Insurance Holdings Ltd.*	7,900	171,825
AMERISAFE, Inc.*	11,990	278,768
Amtrust Financial Services, Inc.	14,800	351,500
Argo Group International Holdings Ltd.	19,900	576,304
Baldwin & Lyons, Inc., Class B	6,487	141,417
Citizens, Inc./Texas*	36,500	353,685
CNO Financial Group, Inc.*	161,400	1,018,434
Crawford & Co., Class B	41,181	253,675
Delphi Financial Group, Inc., Class A	32,805	1,453,261
Donegal Group, Inc., Class A	11,200	158,592
eHealth, Inc.*	16,600	244,020
EMC Insurance Group, Inc.	11,712	240,916
Employers Holdings, Inc.	30,900	558,981
Enstar Group Ltd.*	4,450	436,990
FBL Financial Group, Inc., Class A	8,200	278,964
First American Financial Corp.	74,700	946,449
Flagstone Reinsurance Holdings S.A.	33,774	279,986
Global Indemnity plc*	11,550	229,037
Greenlight Capital Reinsurance Ltd., Class A*	20,316	480,880
Hallmark Financial Services*	18,200	127,218
Harleysville Group, Inc.	8,800	497,816
Hilltop Holdings, Inc.*	24,641	208,216

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Horace Mann Educators Corp.	24,910	$341,516
Infinity Property & Casualty Corp.	9,300	527,682
Kansas City Life Insurance Co.	4,490	147,362
Maiden Holdings Ltd.	31,730	277,955
Meadowbrook Insurance Group, Inc.	38,500	411,180
Montpelier Reinsurance Holdings Ltd.	45,200	802,300
National Financial Partners Corp.*	31,965	432,167
National Interstate Corp.	9,900	244,233
National Western Life Insurance Co., Class A	1,430	194,709
Navigators Group, Inc.*	7,600	362,368
OneBeacon Insurance Group Ltd., Class A	19,500	300,105
Phoenix Cos., Inc.*	69,800	117,264
Platinum Underwriters Holdings Ltd.	28,380	968,042
Presidential Life Corp.	24,100	240,759
Primerica, Inc.	24,400	567,056
ProAssurance Corp.	22,600	1,803,932
RLI Corp.	13,200	961,752
Safety Insurance Group, Inc.	8,350	338,008
SeaBright Holdings, Inc.	13,790	105,493
Selective Insurance Group, Inc.	39,140	693,952
State Auto Financial Corp.	13,300	180,747
Stewart Information Services Corp.	18,800	217,140
Symetra Financial Corp.	48,500	439,895
Tower Group, Inc.	27,126	547,131
United Fire & Casualty Co.	14,600	294,628
Universal Insurance Holdings, Inc.	44,300	158,594

		22,940,158

Real Estate Investment Trusts (REITs) (4.3%)
Acadia Realty Trust (REIT)	25,986	523,358
Agree Realty Corp. (REIT)	7,178	175,000
Alexander’s, Inc. (REIT)	1,300	481,039
American Assets Trust, Inc. (REIT)	23,296	477,801
American Campus Communities, Inc. (REIT)	48,721	2,044,333
American Capital Mortgage Investment Corp. (REIT)	13,800	259,716
Anworth Mortgage Asset Corp. (REIT)	89,600	562,688
Apollo Commercial Real Estate Finance, Inc. (REIT)	19,160	251,571
ARMOUR Residential REIT, Inc. (REIT)	54,500	384,225
Ashford Hospitality Trust, Inc. (REIT)	28,450	227,600
Associated Estates Realty Corp. (REIT)	28,500	454,575
BioMed Realty Trust, Inc. (REIT)	112,370	2,031,650
Campus Crest Communities, Inc. (REIT)	21,164	212,910
CapLease, Inc. (REIT)	32,770	132,391

Capstead Mortgage Corp. (REIT)	55,110	$685,568
CBL & Associates Properties, Inc. (REIT)	106,460	1,671,422
Cedar Realty Trust, Inc. (REIT)	10,383	44,751
Chatham Lodging Trust (REIT)	15,100	162,778
Chesapeake Lodging Trust (REIT)	23,320	360,527
Cogdell Spencer, Inc. (REIT)	64,070	272,297
Colonial Properties Trust (REIT)	59,100	1,232,826
Colony Financial, Inc. (REIT)	23,434	368,148
Coresite Realty Corp. (REIT)	17,800	317,196
Cousins Properties, Inc. (REIT)	63,102	404,484
CreXus Investment Corp. (REIT)	36,772	381,693
CubeSmart (REIT)	88,350	940,044
CYS Investments, Inc. (REIT)	59,300	779,202
DCT Industrial Trust, Inc. (REIT)	172,900	885,248
DiamondRock Hospitality Co. (REIT)	116,408	1,122,173
DuPont Fabros Technology, Inc. (REIT)	42,210	1,022,326
Dynex Capital, Inc. (REIT)	27,130	247,697
EastGroup Properties, Inc. (REIT)	19,080	829,598
Education Realty Trust, Inc. (REIT)	66,300	678,249
Entertainment Properties Trust (REIT)	33,778	1,476,436
Equity Lifestyle Properties, Inc. (REIT)	22,000	1,467,180
Equity One, Inc. (REIT)	38,700	657,126
Excel Trust, Inc. (REIT)	22,000	264,000
Extra Space Storage, Inc. (REIT)	66,830	1,619,291
FelCor Lodging Trust, Inc. (REIT)*	88,640	270,352
First Industrial Realty Trust, Inc. (REIT)*	56,000	572,880
First Potomac Realty Trust (REIT)	34,657	452,274
Franklin Street Properties Corp. (REIT)	48,980	487,351
Getty Realty Corp. (REIT)	16,420	229,059
Gladstone Commercial Corp. (REIT)	13,900	243,945
Glimcher Realty Trust (REIT)	71,130	654,396
Government Properties Income Trust (REIT)	25,350	571,643
Hatteras Financial Corp. (REIT)	52,587	1,386,719
Healthcare Realty Trust, Inc. (REIT)	56,400	1,048,476
Hersha Hospitality Trust (REIT)	95,329	465,206
Highwoods Properties, Inc. (REIT)	50,700	1,504,269
Home Properties, Inc. (REIT)	34,322	1,975,918
Hudson Pacific Properties, Inc. (REIT)	13,700	193,992

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Inland Real Estate Corp. (REIT)	47,500	$361,475
Invesco Mortgage Capital, Inc. (REIT)	82,555	1,159,898
Investors Real Estate Trust (REIT)	55,920	407,936
iStar Financial, Inc. (REIT)*	66,700	352,843
Kilroy Realty Corp. (REIT)	41,600	1,583,712
Kite Realty Group Trust (REIT)	40,330	181,888
LaSalle Hotel Properties (REIT)	60,550	1,465,915
Lexington Realty Trust (REIT)	80,945	606,278
LTC Properties, Inc. (REIT)	21,800	672,748
Medical Properties Trust, Inc. (REIT)	78,758	777,341
MFA Financial, Inc. (REIT)	250,907	1,686,095
Mid-America Apartment Communities, Inc. (REIT)	25,650	1,604,408
Mission West Properties, Inc. (REIT)	18,245	164,570
Monmouth Real Estate Investment Corp. (REIT), Class A	34,513	315,794
MPG Office Trust, Inc. (REIT)*	63,100	125,569
National Health Investors, Inc. (REIT)	17,400	765,252
National Retail Properties, Inc. (REIT)	75,250	1,985,095
Newcastle Investment Corp. (REIT)	67,000	311,550
NorthStar Realty Finance Corp. (REIT)	67,880	323,788
Omega Healthcare Investors, Inc. (REIT)	73,630	1,424,741
One Liberty Properties, Inc. (REIT)	11,800	194,700
Parkway Properties, Inc./Maryland (REIT)	14,169	139,706
Pebblebrook Hotel Trust (REIT)	33,628	644,985
Pennsylvania Real Estate Investment Trust (REIT)	39,160	408,830
PennyMac Mortgage Investment Trust (REIT)	18,600	309,132
Post Properties, Inc. (REIT)	34,300	1,499,596
Potlatch Corp. (REIT)	28,600	889,746
PS Business Parks, Inc. (REIT)	13,120	727,242
Ramco-Gershenson Properties Trust (REIT)	26,860	264,034
Redwood Trust, Inc. (REIT)	51,900	528,342
Resource Capital Corp. (REIT)	43,950	246,560
Retail Opportunity Investments Corp. (REIT)	26,700	316,128
RLJ Lodging Trust (REIT)	19,800	333,234
Sabra Health Care REIT, Inc. (REIT)	26,200	316,758
Saul Centers, Inc. (REIT)	4,450	157,619
Sovran Self Storage, Inc. (REIT)	19,520	832,918
STAG Industrial, Inc. (REIT)	21,100	242,017

Strategic Hotels & Resorts, Inc. (REIT)*	125,472	$673,785
Summit Hotel Properties, Inc. (REIT)	31,724	299,475
Sun Communities, Inc. (REIT)	13,440	490,963
Sunstone Hotel Investors, Inc. (REIT)*	81,863	667,183
Tanger Factory Outlet Centers (REIT)	61,500	1,803,180
Terreno Realty Corp. (REIT)	5,560	84,178
Two Harbors Investment Corp. (REIT)	102,260	944,882
Universal Health Realty Income Trust (REIT)	7,050	274,950
Urstadt Biddle Properties, Inc. (REIT), Class A	12,970	234,498
Washington Real Estate Investment Trust (REIT)	47,800	1,307,330
Winthrop Realty Trust (REIT)	19,700	200,349

		67,474,813

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	13,000	93,340
Forestar Group, Inc.*	24,000	363,120
Kennedy-Wilson Holdings, Inc.	17,600	186,208
Tejon Ranch Co.*	7,900	193,392

		836,060

Thrifts & Mortgage Finance (0.7%)
Astoria Financial Corp.	57,300	486,477
Bank Mutual Corp.	31,300	99,534
BankFinancial Corp.	17,900	98,808
Beneficial Mutual Bancorp, Inc.*	20,770	173,637
Berkshire Hills Bancorp, Inc.	14,800	328,412
Brookline Bancorp, Inc.	37,534	316,787
Charter Financial Corp.	25,400	235,204
Clifton Savings Bancorp, Inc.	20,500	190,240
Dime Community Bancshares, Inc.	16,700	210,420
Doral Financial Corp.*	159,400	152,387
ESB Financial Corp.	12,120	170,528
ESSA Bancorp, Inc.	13,300	139,251
Farmer Mac, Class C	13,600	245,072
First Financial Holdings, Inc.	31,210	278,705
Flagstar Bancorp, Inc.*	348,100	175,791
Flushing Financial Corp.	19,150	241,865
Fox Chase Bancorp, Inc.	19,900	251,337
Home Federal Bancorp, Inc./Idaho	24,061	250,234
Kearny Financial Corp.	15,807	150,167
Meridian Interstate Bancorp, Inc.*	16,133	200,856
MGIC Investment Corp.*	139,751	521,271
Northfield Bancorp, Inc./New Jersey	13,300	188,328
Northwest Bancshares, Inc.	78,390	975,172
OceanFirst Financial Corp.	19,687	257,309
Ocwen Financial Corp.*	69,000	999,120
Oritani Financial Corp.	39,194	500,507
Provident Financial Services, Inc.	43,000	575,770

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Provident New York Bancorp	18,900	$125,496
Radian Group, Inc.	83,766	196,013
Rockville Financial, Inc.	22,598	234,115
Roma Financial Corp.	16,500	162,360
Territorial Bancorp, Inc.	9,900	195,525
TrustCo Bank Corp./New York	66,200	371,382
United Financial Bancorp, Inc.	11,100	178,599
ViewPoint Financial Group	22,130	287,911
Walker & Dunlop, Inc.*	10,500	131,880
Westfield Financial, Inc.	19,840	146,022
WSFS Financial Corp.	3,900	140,244

		10,582,736

Total Financials		219,552,002

Health Care (14.8%)
Biotechnology (3.9%)
Achillion Pharmaceuticals, Inc.*	37,400	284,988
Acorda Therapeutics, Inc.*	28,100	669,904
Aegerion Pharmaceuticals, Inc.*	15,700	262,818
Affymax, Inc.*	49,700	328,517
Alkermes plc*	62,000	1,076,320
Allos Therapeutics, Inc.*	118,200	167,844
Alnylam Pharmaceuticals, Inc.*	20,900	170,335
AMAG Pharmaceuticals, Inc.*	13,853	261,960
Amarin Corp. plc (ADR)*	714,710	5,353,178
Anacor Pharmaceuticals, Inc.*	37,300	231,260
Anthera Pharmaceuticals, Inc.*	51,978	319,145
Ardea Biosciences, Inc.*	8,100	136,161
Arena Pharmaceuticals, Inc.*	75,100	140,437
ARIAD Pharmaceuticals, Inc.*	478,057	5,856,198
ArQule, Inc.*	30,200	170,328
Array BioPharma, Inc.*	92,500	199,800
AVEO Pharmaceuticals, Inc.*	245,923	4,229,876
AVI BioPharma, Inc.*	107,900	80,386
BioCryst Pharmaceuticals, Inc.*	56,500	139,555
BioMimetic Therapeutics, Inc.*	31,000	88,350
BioSante Pharmaceuticals, Inc.*	103,100	51,767
Biotime, Inc.*	27,400	159,194
Cell Therapeutics, Inc.*	130,800	151,728
Celldex Therapeutics, Inc.*	12,900	33,540
Cepheid, Inc.*	249,821	8,596,341
Chelsea Therapeutics International Ltd.*	38,800	199,044
Clovis Oncology, Inc.*	17,100	240,939
Codexis, Inc.*	21,866	115,890
Cubist Pharmaceuticals, Inc.*	42,000	1,664,040
Curis, Inc.*	78,400	366,912
Cytori Therapeutics, Inc.*	28,800	63,360
Dyax Corp.*	129,700	176,392
Dynavax Technologies Corp.*	93,600	310,752
Emergent Biosolutions, Inc.*	17,500	294,700
Enzon Pharmaceuticals, Inc.*	37,800	253,260
Exact Sciences Corp.*	28,700	233,044
Exelixis, Inc.*	90,800	429,938
Genomic Health, Inc.*	10,000	253,900
Geron Corp.*	85,000	125,800
GTx, Inc.*	44,200	148,512
Halozyme Therapeutics, Inc.*	59,200	562,992
Idenix Pharmaceuticals, Inc.*	47,200	351,404
Immunogen, Inc.*	54,200	627,636
Immunomedics, Inc.*	58,400	194,472

Incyte Corp.*	63,765	$957,113
Inhibitex, Inc.*	46,100	504,334
Insmed, Inc.*	21,600	65,880
InterMune, Inc.*	162,970	2,053,422
Ironwood Pharmaceuticals, Inc.*	266,390	3,188,688
Isis Pharmaceuticals, Inc.*	59,600	429,716
Keryx Biopharmaceuticals, Inc.*	47,100	119,163
Lexicon Pharmaceuticals, Inc.*	224,300	289,347
Ligand Pharmaceuticals, Inc., Class B*	12,650	150,155
MannKind Corp.*	103,055	257,637
Maxygen, Inc.*	18,000	101,340
Medivation, Inc.*	24,400	1,125,084
Metabolix, Inc.*	35,400	161,070
Micromet, Inc.*	51,700	371,723
Momenta Pharmaceuticals, Inc.*	33,100	575,609
Nabi Biopharmaceuticals*	33,400	62,792
Neurocrine Biosciences, Inc.*	43,100	366,350
Novavax, Inc.*	60,400	76,104
NPS Pharmaceuticals, Inc.*	61,200	403,308
Nymox Pharmaceutical Corp.*	30,400	249,888
Oncothyreon, Inc.*	30,300	229,674
Onyx Pharmaceuticals, Inc.*	45,400	1,995,330
Opko Health, Inc.*	73,800	361,620
Orexigen Therapeutics, Inc.*	27,500	44,275
Osiris Therapeutics, Inc.*	32,000	171,200
PDL BioPharma, Inc.	101,200	627,440
Pharmacyclics, Inc.*	28,700	425,334
Pharmasset, Inc.*	41,244	5,287,481
Progenics Pharmaceuticals, Inc.*	33,600	286,944
Raptor Pharmaceutical Corp.*	48,400	302,984
Rigel Pharmaceuticals, Inc.*	49,200	388,188
Sangamo BioSciences, Inc.*	29,300	83,212
Savient Pharmaceuticals, Inc.*	45,800	102,134
Sciclone Pharmaceuticals, Inc.*	59,900	256,971
Seattle Genetics, Inc.*	65,900	1,101,518
SIGA Technologies, Inc.*	19,900	50,148
Spectrum Pharmaceuticals, Inc.*	37,400	547,162
Synta Pharmaceuticals Corp.*	47,400	221,358
Targacept, Inc.*	15,200	84,664
Theravance, Inc.*	50,000	1,105,000
Vanda Pharmaceuticals, Inc.*	15,603	74,270
Vical, Inc.*	58,300	257,103
Zalicus, Inc.*	96,700	117,007
ZIOPHARM Oncology, Inc.*	54,200	239,022

		61,641,679

Health Care Equipment & Supplies (2.6%)
Abaxis, Inc.*	14,700	406,749
ABIOMED, Inc.*	17,100	315,837
Accuray, Inc.*	48,667	205,861
Align Technology, Inc.*	44,400	1,053,390
Alphatec Holdings, Inc.*	77,000	132,440
Analogic Corp.	8,700	498,684
AngioDynamics, Inc.*	11,400	168,834
Antares Pharma, Inc.*	97,600	214,720
ArthroCare Corp.*	17,200	544,896
Atrion Corp.	1,200	288,276
Cantel Medical Corp.	10,300	287,679
Conceptus, Inc.*	19,600	247,744
CONMED Corp.*	18,600	477,462

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

CryoLife, Inc.*	17,100	$82,080
Cyberonics, Inc.*	18,300	613,050
Delcath Systems, Inc.*	21,000	64,050
DexCom, Inc.*	47,700	444,087
DynaVox, Inc., Class A*	36,500	132,860
Endologix, Inc.*	46,600	534,968
Exactech, Inc.*	2,000	32,940
Greatbatch, Inc.*	15,100	333,710
Haemonetics Corp.*	18,500	1,132,570
HeartWare International, Inc.*	8,600	593,400
ICU Medical, Inc.*	7,600	342,000
Insulet Corp.*	31,300	589,379
Integra LifeSciences Holdings Corp.*	14,300	440,869
Invacare Corp.	20,100	307,329
IRIS International, Inc.*	10,400	97,240
Kensey Nash Corp.*	5,800	111,302
MAKO Surgical Corp.*	21,900	552,099
Masimo Corp.*	33,950	634,356
Medical Action Industries, Inc.*	13,200	69,036
Meridian Bioscience, Inc.	26,900	506,796
Merit Medical Systems, Inc.*	22,375	299,377
Natus Medical, Inc.*	18,100	170,683
Neogen Corp.*	14,400	441,216
Neoprobe Corp.*	76,000	199,120
NuVasive, Inc.*	25,900	326,081
NxStage Medical, Inc.*	408,867	7,269,655
OraSure Technologies, Inc.*	33,600	306,096
Orthofix International N.V.*	12,500	440,375
Palomar Medical Technologies, Inc.*	12,100	112,530
Quidel Corp.*	17,000	257,210
Rockwell Medical Technologies, Inc.*	17,700	149,919
RTI Biologics, Inc.*	36,200	160,728
Sirona Dental Systems, Inc.*	144,353	6,357,306
SonoSite, Inc.*	7,900	425,494
Spectranetics Corp.*	35,600	257,032
STAAR Surgical Co.*	31,400	329,386
Stereotaxis, Inc.*	74,100	61,029
STERIS Corp.	42,900	1,279,278
SurModics, Inc.*	21,900	321,054
Symmetry Medical, Inc.*	23,800	190,162
Synovis Life Technologies, Inc.*	7,400	205,942
Tornier N.V.*	9,400	169,200
Unilife Corp.*	95,000	296,400
Vascular Solutions, Inc.*	17,600	195,888
Volcano Corp.*	291,840	6,942,874
West Pharmaceutical Services, Inc.	21,900	831,105
Wright Medical Group, Inc.*	23,600	389,400
Young Innovations, Inc.	7,000	207,410
Zeltiq Aesthetics, Inc.*	21,400	243,104
Zoll Medical Corp.*	14,100	890,838

		42,182,585

Health Care Providers & Services (5.8%)
Accretive Health, Inc.*	28,700	659,526
Air Methods Corp.*	7,000	591,150
Alliance HealthCare Services, Inc.*	86,800	109,368
Almost Family, Inc.*	4,600	76,268

Amedisys, Inc.*	17,900	$195,289
American Dental Partners, Inc.*	13,800	259,854
AMERIGROUP Corp.*	198,680	11,738,014
AMN Healthcare Services, Inc.*	31,200	138,216
Amsurg Corp.*	22,416	583,713
Assisted Living Concepts, Inc., Class A	11,360	169,150
Bio-Reference Labs, Inc.*	15,800	257,066
BioScrip, Inc.*	30,700	167,622
Capital Senior Living Corp.*	30,800	244,552
CardioNet, Inc.*	15,855	37,576
Catalyst Health Solutions, Inc.*	202,510	10,530,520
Centene Corp.*	320,940	12,706,015
Chemed Corp.	14,500	742,545
Chindex International, Inc.*	13,100	111,612
Corvel Corp.*	5,900	305,089
Cross Country Healthcare, Inc.*	53,300	295,815
Emeritus Corp.*	21,891	383,311
Ensign Group, Inc.	11,700	286,650
ExamWorks Group, Inc.*	19,400	183,912
Five Star Quality Care, Inc.*	36,600	109,800
Gentiva Health Services, Inc.*	19,400	130,950
Hanger Orthopedic Group, Inc.*	20,000	373,800
HealthSouth Corp.*	64,900	1,146,783
Healthspring, Inc.*	224,276	12,232,013
Healthways, Inc.*	22,800	156,408
HMS Holdings Corp.*	415,090	13,274,578
IPC The Hospitalist Co., Inc.*	10,800	493,776
Kindred Healthcare, Inc.*	33,541	394,778
Landauer, Inc.	6,233	320,999
LHC Group, Inc.*	9,600	123,168
Magellan Health Services, Inc.*	20,500	1,014,135
MEDNAX, Inc.*	179,683	12,938,973
MedQuist Holdings, Inc.*	22,700	218,374
Metropolitan Health Networks, Inc.*	46,136	344,636
Molina Healthcare, Inc.*	16,350	365,096
MWI Veterinary Supply, Inc.*	8,900	591,316
National Healthcare Corp.	5,900	247,210
National Research Corp.	600	23,286
Owens & Minor, Inc.#	43,950	1,221,371
PharMerica Corp.*	19,300	292,974
Providence Service Corp.*	13,300	183,008
PSS World Medical, Inc.*	39,700	960,343
Select Medical Holdings Corp.*	36,419	308,833
Skilled Healthcare Group, Inc., Class A*	21,890	119,519
Sun Healthcare Group, Inc.*	16,900	65,572
Sunrise Senior Living, Inc.*	39,400	255,312
Team Health Holdings, Inc.*	19,100	421,537
Triple-S Management Corp., Class B*	11,700	234,234
U.S. Physical Therapy, Inc.	8,500	167,280
Universal American Corp.	23,000	292,330
Vanguard Health Systems, Inc.*	21,795	222,745
WellCare Health Plans, Inc.*	30,700	1,611,750

		91,629,720

Health Care Technology (0.9%)
athenahealth, Inc.*	24,950	1,225,544

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Computer Programs & Systems, Inc.	6,500	$332,215
Epocrates, Inc.*	14,200	110,760
HealthStream, Inc.*	21,200	391,140
MedAssets, Inc.*	26,400	244,200
Medidata Solutions, Inc.*	15,100	328,425
Merge Healthcare, Inc.*	37,800	183,330
Omnicell, Inc.*	23,800	393,176
Quality Systems, Inc.	27,800	1,028,322
SXC Health Solutions Corp.*	181,331	10,241,575
Transcend Services, Inc.*	12,400	294,252

		14,772,939

Life Sciences Tools & Services (0.2%)
Affymetrix, Inc.*	48,000	196,320
Albany Molecular Research, Inc.*	20,300	59,479
Cambrex Corp.*	26,300	188,834
Complete Genomics, Inc.*	15,200	44,536
Enzo Biochem, Inc.*	32,500	72,800
eResearchTechnology, Inc.*	27,400	128,506
Fluidigm Corp.*	18,100	238,196
Luminex Corp.*	28,500	605,055
Pacific Biosciences of California, Inc.*	53,600	150,080
PAREXEL International Corp.*	42,277	876,825
Sequenom, Inc.*	64,100	285,245

		2,845,876

Pharmaceuticals (1.4%)
Acura Pharmaceuticals, Inc.*	67,604	235,938
Akorn, Inc.*	404,075	4,493,314
Alimera Sciences, Inc.*	20,000	25,000
Ampio Pharmaceuticals, Inc.*	32,000	136,640
Auxilium Pharmaceuticals, Inc.*	30,200	601,886
AVANIR Pharmaceuticals, Inc., Class A*	74,100	151,905
Cadence Pharmaceuticals, Inc.*	32,800	129,560
Columbia Laboratories, Inc.*	76,700	191,750
Corcept Therapeutics, Inc.*	56,200	192,204
Cornerstone Therapeutics, Inc.*	12,900	72,240
Depomed, Inc.*	45,000	233,100
Durect Corp.*	59,736	70,489
Endocyte, Inc.*	21,900	82,344
Hi-Tech Pharmacal Co., Inc.*	9,000	350,010
Impax Laboratories, Inc.*	47,100	950,007
ISTA Pharmaceuticals, Inc.*	33,300	234,765
Jazz Pharmaceuticals, Inc.*	15,800	610,354
Lannett Co., Inc.*	24,100	106,522
MAP Pharmaceuticals, Inc.*	11,500	151,455
Medicines Co.*	38,300	713,912
Medicis Pharmaceutical Corp., Class A	42,900	1,426,425
Nektar Therapeutics*	79,800	446,481
Obagi Medical Products, Inc.*	15,000	152,400
Optimer Pharmaceuticals, Inc.*	192,263	2,353,299
Pain Therapeutics, Inc.*	21,400	81,320
Par Pharmaceutical Cos., Inc.*	26,200	857,526
Pernix Therapeutics Holdings*	11,034	102,175
Pozen, Inc.*	50,300	198,685
Questcor Pharmaceuticals, Inc.*	41,400	1,721,412

Sagent Pharmaceuticals, Inc.*	9,400	$197,400
Salix Pharmaceuticals Ltd.*	41,900	2,004,915
Santarus, Inc.*	51,800	171,458
Sucampo Pharmaceuticals, Inc., Class A*	21,600	95,688
ViroPharma, Inc.*	51,100	1,399,629
Vivus, Inc.*	53,400	520,650
XenoPort, Inc.*	19,800	75,438

		21,538,296

Total Health Care		234,611,095

Industrials (21.0%)
Aerospace & Defense (1.7%)
AAR Corp.	24,500	469,665
Aerovironment, Inc.*	11,100	349,317
American Science & Engineering, Inc.	6,082	414,245
Astronics Corp.*	7,300	261,413
Ceradyne, Inc.*	16,600	444,548
Cubic Corp.	12,600	549,234
Curtiss-Wright Corp.	33,000	1,165,890
DigitalGlobe, Inc.*	25,300	432,883
Ducommun, Inc.	8,200	104,550
Esterline Technologies Corp.*	21,300	1,192,161
GenCorp, Inc.*	31,800	169,176
GeoEye, Inc.*	15,000	333,300
HEICO Corp.	29,918	1,749,605
Hexcel Corp.*	541,331	13,105,623
KEYW Holding Corp.*	18,200	134,680
Kratos Defense & Security Solutions, Inc.*	30,218	180,401
LMI Aerospace, Inc.*	11,400	200,070
Moog, Inc., Class A*	30,800	1,353,044
National Presto Industries, Inc.	3,578	334,901
Orbital Sciences Corp.*	39,400	572,482
Taser International, Inc.*	66,100	338,432
Teledyne Technologies, Inc.*	25,200	1,382,220
Triumph Group, Inc.	27,000	1,578,150

		26,815,990

Air Freight & Logistics (0.5%)
Air Transport Services Group, Inc.*	35,200	166,144
Atlas Air Worldwide Holdings, Inc.*	143,781	5,525,504
Forward Air Corp.	18,500	592,925
Hub Group, Inc., Class A*	24,700	801,021
Pacer International, Inc.*	6,500	34,775
Park-Ohio Holdings Corp.*	13,400	239,056

		7,359,425

Airlines (0.3%)
Alaska Air Group, Inc.*	26,400	1,982,376
Allegiant Travel Co.*	10,190	543,535
Hawaiian Holdings, Inc.*	28,300	164,140
JetBlue Airways Corp.*	176,800	919,360
Republic Airways Holdings, Inc.*	22,100	75,803
SkyWest, Inc.	34,100	429,319
Spirit Airlines, Inc.*	21,500	335,400
U.S. Airways Group, Inc.*	103,400	524,238

		4,974,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Building Products (0.9%)
A.O. Smith Corp.	27,250	$1,093,270
AAON, Inc.	13,050	267,394
Ameresco, Inc., Class A*	18,800	257,936
American Woodmark Corp.	14,500	198,070
Apogee Enterprises, Inc.	14,500	177,770
Builders FirstSource, Inc.*	111,300	227,052
Gibraltar Industries, Inc.*	17,300	241,508
Griffon Corp.	26,400	241,032
Insteel Industries, Inc.	14,800	162,652
NCI Building Systems, Inc.*	27,880	303,056
Quanex Building Products Corp.	25,200	378,504
Simpson Manufacturing Co., Inc.	298,500	10,047,510
Trex Co., Inc.*	10,900	249,719
Universal Forest Products, Inc.	14,900	459,963
USG Corp.*	51,200	520,192

		14,825,628

Commercial Services & Supplies (1.8%)
ABM Industries, Inc.	36,000	742,320
ACCO Brands Corp.*	29,400	283,710
American Reprographics Co.*	22,700	104,193
Brink’s Co.	30,600	822,528
Casella Waste Systems, Inc., Class A*	40,000	256,000
Cenveo, Inc.*	40,000	136,000
Clean Harbors, Inc.*	32,414	2,065,744
CompX International, Inc.	19,200	282,816
Consolidated Graphics, Inc.*	6,700	323,476
Courier Corp.	21,900	256,887
Deluxe Corp.	33,300	757,908
Encore Capital Group, Inc.*	8,450	179,647
EnergySolutions, Inc.*	50,600	156,354
Ennis, Inc.	13,300	177,289
Fuel Tech, Inc.*	21,300	140,154
G&K Services, Inc., Class A	13,400	390,074
GEO Group, Inc.*	43,560	729,630
Healthcare Services Group, Inc.	44,700	790,743
Heritage-Crystal Clean, Inc.*	12,700	210,312
Herman Miller, Inc.	39,300	725,085
HNI Corp.	29,300	764,730
InnerWorkings, Inc.*	20,100	187,131
Interface, Inc., Class A	37,800	436,212
Intersections, Inc.	14,500	160,805
Kimball International, Inc., Class B	1,500	7,605
Knoll, Inc.	587,042	8,717,574
McGrath RentCorp	15,500	449,345
Metalico, Inc.*	40,900	134,561
Mine Safety Appliances Co.	18,800	622,656
Mobile Mini, Inc.*	32,000	558,400
Multi-Color Corp.	8,400	216,132
NL Industries, Inc.	13,200	171,204
Portfolio Recovery Associates, Inc.*	12,020	811,590
Quad/Graphics, Inc.	18,100	259,554
Rollins, Inc.	44,100	979,902
Schawk, Inc.	11,000	123,310
Standard Parking Corp.*	6,567	117,352
Steelcase, Inc., Class A	47,800	356,588
Swisher Hygiene, Inc.*	60,700	227,018

Sykes Enterprises, Inc.*	24,228	$379,411
Team, Inc.*	18,000	535,500
Tetra Tech, Inc.#*	44,700	965,073
TMS International Corp., Class A*	21,500	212,420
U.S. Ecology, Inc.	12,200	229,116
UniFirst Corp.	9,400	533,356
United Stationers, Inc.	34,890	1,136,019
Viad Corp.	9,800	171,304

		28,994,738

Construction & Engineering (0.4%)
Aegion Corp.*	25,200	386,568
Argan, Inc.	12,000	182,520
Comfort Systems USA, Inc.	18,900	202,608
Dycom Industries, Inc.*	22,700	474,884
EMCOR Group, Inc.	44,700	1,198,407
Furmanite Corp.*	32,800	206,968
Granite Construction, Inc.	27,700	657,044
Great Lakes Dredge & Dock Corp.	29,600	164,576
Layne Christensen Co.*	13,000	314,600
MasTec, Inc.*	40,300	700,011
Michael Baker Corp.*	15,200	298,072
MYR Group, Inc.*	11,500	220,110
Northwest Pipe Co.*	10,600	242,316
Orion Marine Group, Inc.*	17,100	113,715
Pike Electric Corp.*	20,700	148,833
Primoris Services Corp.	21,200	316,516
Tutor Perini Corp.*	17,200	212,248

		6,039,996

Electrical Equipment (1.4%)
A123 Systems, Inc.*	157,100	252,931
Acuity Brands, Inc.	29,600	1,568,800
American Superconductor Corp.*	35,100	129,519
AMETEK, Inc.	305,860	12,876,706
AZZ, Inc.	7,900	358,976
Belden, Inc.	32,000	1,064,960
Brady Corp., Class A	33,300	1,051,281
Broadwind Energy, Inc.*	100,100	68,068
Capstone Turbine Corp.*	185,700	215,412
Coleman Cable, Inc.*	31,600	274,920
Encore Wire Corp.	12,200	315,980
EnerSys*	36,000	934,920
Franklin Electric Co., Inc.	16,800	731,808
FuelCell Energy, Inc.*	128,500	112,052
Generac Holdings, Inc.*	18,000	504,540
Global Power Equipment Group, Inc.*	11,300	268,375
II-VI, Inc.*	37,100	681,156
Powell Industries, Inc.*	4,200	131,376
PowerSecure International, Inc.*	19,700	97,515
Preformed Line Products Co.	4,298	256,419
SatCon Technology Corp.*	74,500	44,707
Thermon Group Holdings, Inc.*	15,500	273,110
Vicor Corp.	43,200	343,872

		22,557,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	13,000	$804,700
Seaboard Corp.*	200	407,200
Standex International Corp.	6,900	235,773

		1,447,673

Machinery (7.1%)
Accuride Corp.*	29,000	206,480
Actuant Corp., Class A	419,700	9,522,993
Alamo Group, Inc.	7,500	201,975
Albany International Corp., Class A	16,700	386,104
Altra Holdings, Inc.*	16,800	316,344
American Railcar Industries, Inc.*	14,700	351,771
Ampco-Pittsburgh Corp.	6,300	121,842
Astec Industries, Inc.*	11,400	367,194
Barnes Group, Inc.	39,110	942,942
Blount International, Inc.*	30,600	444,312
Briggs & Stratton Corp.	35,000	542,150
Cascade Corp.	5,300	250,001
Chart Industries, Inc.*	196,850	10,643,680
CIRCOR International, Inc.	10,900	384,879
CLARCOR, Inc.	36,300	1,814,637
Colfax Corp.*	16,300	464,224
Columbus McKinnon Corp.*	11,300	143,397
Commercial Vehicle Group, Inc.*	16,000	144,640
Douglas Dynamics, Inc.	16,600	242,692
Dynamic Materials Corp.	11,200	221,536
Energy Recovery, Inc.*	63,800	164,604
EnPro Industries, Inc.*	12,800	422,144
ESCO Technologies, Inc.	16,900	486,382
Federal Signal Corp.*	41,200	170,980
Flow International Corp.*	70,800	247,800
FreightCar America, Inc.*	7,300	152,935
Gorman-Rupp Co.	8,375	227,381
Graham Corp.	11,200	251,328
Greenbrier Cos., Inc.*	13,800	335,064
IDEX Corp.	304,300	11,292,573
John Bean Technologies Corp.	18,400	282,808
Joy Global, Inc.	141,770	10,628,497
Kadant, Inc.*	11,500	260,015
Kaydon Corp.	22,300	680,150
L.B. Foster Co., Class A	5,100	144,279
Lincoln Electric Holdings, Inc.	269,680	10,549,882
Lindsay Corp.	8,200	450,098
Meritor, Inc.*	65,800	350,056
Met-Pro Corp.	19,600	177,184
Middleby Corp.*	125,820	11,832,113
Miller Industries, Inc.	14,000	220,220
Mueller Industries, Inc.	26,000	998,920
Mueller Water Products, Inc., Class A	97,400	237,656
NACCO Industries, Inc., Class A	4,500	401,490
Omega Flex, Inc.*	13,700	193,581
PMFG, Inc.*	11,400	222,414
RBC Bearings, Inc.*	282,460	11,778,582
Robbins & Myers, Inc.	157,546	7,648,858
Sauer-Danfoss, Inc.*	13,000	470,730
Sun Hydraulics Corp.	12,000	281,160

Tecumseh Products Co., Class A*	14,800	$69,560
Tennant Co.	13,800	536,406
Titan International, Inc.	30,200	587,692
Trimas Corp.*	13,700	245,915
Twin Disc, Inc.	10,000	363,200
Valmont Industries, Inc.	95,095	8,633,675
Wabash National Corp.*	37,700	295,568
Watts Water Technologies, Inc., Class A	19,092	653,137
Woodward, Inc.	44,400	1,817,292
Xerium Technologies, Inc.*	18,300	119,682

		112,595,804

Marine (0.9%)
Baltic Trading Ltd.	18,100	85,975
Eagle Bulk Shipping, Inc.*	80,500	75,839
Excel Maritime Carriers Ltd.*	120,600	174,870
Genco Shipping & Trading Ltd.*	26,500	179,140
International Shipholding Corp.	14,800	276,612
Kirby Corp.*	205,174	13,508,656
Ultrapetrol Bahamas Ltd.*	38,400	114,432

		14,415,524

Professional Services (2.4%)
Acacia Research Corp. - Acacia Technologies*	30,700	1,120,857
Advisory Board Co.*	10,500	779,205
Barrett Business Services, Inc.	15,300	305,388
CBIZ, Inc.*	21,100	128,921
CDI Corp.	14,200	196,102
Corporate Executive Board Co.	22,800	868,680
CoStar Group, Inc.*	236,776	15,800,063
CRA International, Inc.*	7,200	142,848
Dolan Co.*	15,800	134,616
Exponent, Inc.*	10,000	459,700
Franklin Covey Co.*	26,300	222,761
FTI Consulting, Inc.*	30,200	1,281,084
GP Strategies Corp.*	22,500	303,300
Heidrick & Struggles International, Inc.	11,100	239,094
Hill International, Inc.*	26,800	137,752
Hudson Highland Group, Inc.*	50,900	243,811
Huron Consulting Group, Inc.*	13,200	511,368
ICF International, Inc.*	10,900	270,102
Insperity, Inc.	14,100	357,435
Kelly Services, Inc., Class A	17,000	232,560
Kforce, Inc.*	20,200	249,066
Korn/Ferry International*	30,100	513,506
Mistras Group, Inc.*	16,000	407,840
Navigant Consulting, Inc.*	28,300	322,903
On Assignment, Inc.*	21,100	235,898
Pendrell Corp.*	128,800	329,728
Resources Connection, Inc.	26,700	282,753
Robert Half International, Inc.	375,370	10,683,030
RPX Corp.*	10,600	134,090
TrueBlue, Inc.*	28,300	392,804
VSE Corp.	5,800	140,824

		37,428,089

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Road & Rail (1.3%)
Amerco, Inc.	5,700	$503,880
Arkansas Best Corp.	14,900	287,123
Avis Budget Group, Inc.*	68,100	730,032
Celadon Group, Inc.	12,800	151,168
Dollar Thrifty Automotive Group, Inc.*	20,600	1,447,356
Genesee & Wyoming, Inc., Class A*	209,350	12,682,423
Heartland Express, Inc.	37,900	541,591
Knight Transportation, Inc.	38,300	599,012
Marten Transport Ltd.	9,700	174,503
Old Dominion Freight Line, Inc.*	34,100	1,382,073
Patriot Transportation Holding, Inc.*	5,400	117,180
Quality Distribution, Inc.*	28,700	322,875
RailAmerica, Inc.*	14,261	212,346
Roadrunner Transportation Systems, Inc.*	13,600	192,168
Saia, Inc.*	9,800	122,304
Swift Transportation Co.*	56,900	468,856
Universal Truckload Services, Inc.	11,100	201,465
Werner Enterprises, Inc.	30,200	727,820
Zipcar, Inc.*	11,800	158,356

		21,022,531

Trading Companies & Distributors (2.2%)
Aceto Corp.	33,500	231,150
Aircastle Ltd.	41,700	530,424
Applied Industrial Technologies, Inc.	28,300	995,311
Beacon Roofing Supply, Inc.*	33,000	667,590
CAI International, Inc.*	14,700	227,262
H&E Equipment Services, Inc.*	16,000	214,720
Houston Wire & Cable Co.	13,700	189,334
Interline Brands, Inc.*	25,962	404,228
Kaman Corp.	16,500	450,780
Lawson Products, Inc.	19,000	293,170
MSC Industrial Direct Co., Inc., Class A	185,800	13,293,990
RSC Holdings, Inc.*	48,600	899,100
Rush Enterprises, Inc., Class A*	22,000	460,240
SeaCube Container Leasing Ltd.	17,700	262,137
TAL International Group, Inc.	14,300	411,697
Textainer Group Holdings Ltd.	10,600	308,672
Titan Machinery, Inc.*	11,000	239,030
United Rentals, Inc.*	456,500	13,489,575
Watsco, Inc.	19,300	1,267,238

		34,835,648

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	24,600	344,154

Total Industrials		333,656,774

Information Technology (18.4%)
Communications Equipment (1.4%)
ADTRAN, Inc.	253,543	7,646,857
Anaren, Inc.*	10,300	171,186
Arris Group, Inc.*	91,200	986,784

Aruba Networks, Inc.*	58,600	$1,085,272
Aviat Networks, Inc.*	41,669	76,254
Bel Fuse, Inc., Class B	7,300	136,875
Black Box Corp.	11,400	319,656
Blue Coat Systems, Inc.*	31,300	796,585
Calix, Inc.*	27,000	174,690
Comtech Telecommunications Corp.	18,500	529,470
Digi International, Inc.*	16,700	186,372
Emcore Corp.*	118,200	101,924
Emulex Corp.*	54,500	373,870
Extreme Networks, Inc.*	67,500	197,100
Finisar Corp.*	64,300	1,076,704
Globecomm Systems, Inc.*	23,300	318,744
Harmonic, Inc.*	77,700	391,608
Infinera Corp.*	75,000	471,000
InterDigital, Inc.	32,800	1,429,096
Ixia*	20,450	214,929
KVH Industries, Inc.*	15,500	120,590
Loral Space & Communications, Inc.*	6,800	441,184
Meru Networks, Inc.*	16,400	67,732
NETGEAR, Inc.*	26,300	882,891
Oclaro, Inc.*	31,600	89,112
Oplink Communications, Inc.*	15,200	250,344
Opnext, Inc.*	70,500	56,950
Plantronics, Inc.	31,600	1,126,224
Powerwave Technologies, Inc.*	24,440	50,835
ShoreTel, Inc.*	29,380	187,444
Sonus Networks, Inc.*	133,400	320,160
Sycamore Networks, Inc.*	12,890	230,731
Symmetricom, Inc.*	27,500	148,225
Tekelec*	42,900	468,897
Ubiquiti Networks, Inc.*	12,900	235,167
ViaSat, Inc.*	26,000	1,199,120
Westell Technologies, Inc., Class A*	71,600	158,952

		22,719,534

Computers & Peripherals (0.3%)
3D Systems Corp.*	30,800	443,520
Avid Technology, Inc.*	20,400	174,012
Cray, Inc.*	22,900	148,163
Electronics for Imaging, Inc.*	29,449	419,648
Imation Corp.*	20,000	114,600
Immersion Corp.*	36,100	186,998
Intermec, Inc.*	36,100	247,646
Intevac, Inc.*	3,796	28,091
OCZ Technology Group, Inc.*	36,900	243,909
Quantum Corp.*	133,200	319,680
Rimage Corp.	11,600	130,500
Silicon Graphics International Corp.*	19,200	220,032
STEC, Inc.*	26,000	223,340
Stratasys, Inc.*	14,800	450,068
Super Micro Computer, Inc.*	15,300	239,904
Synaptics, Inc.*	22,500	678,375
Xyratex Ltd.	19,300	257,076

		4,525,562

Electronic Equipment, Instruments & Components (1.2%)
Aeroflex Holding Corp.*	15,400	157,696

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Agilysys, Inc.*	16,300	$129,585
Anixter International, Inc.*	19,500	1,162,980
Badger Meter, Inc.	9,500	279,585
Benchmark Electronics, Inc.*	48,500	653,295
Brightpoint, Inc.*	45,000	484,200
Checkpoint Systems, Inc.*	25,900	283,346
Cognex Corp.	29,900	1,070,121
Coherent, Inc.*	17,800	930,406
CTS Corp.	20,100	184,920
Daktronics, Inc.	24,300	232,551
DDi Corp.	24,200	225,786
DTS, Inc.*	11,600	315,984
Echelon Corp.*	21,700	105,679
Electro Rent Corp.	15,800	270,970
Electro Scientific Industries, Inc.*	16,600	240,368
Fabrinet*	13,600	186,048
FARO Technologies, Inc.*	13,195	606,970
FEI Co.*	26,600	1,084,748
GSI Group, Inc.*	22,300	228,129
Insight Enterprises, Inc.*	33,600	513,744
Kemet Corp.*	31,700	223,485
Littelfuse, Inc.	14,200	610,316
Maxwell Technologies, Inc.*	15,800	256,592
Measurement Specialties, Inc.*	11,900	332,724
Mercury Computer Systems, Inc.*	17,600	233,904
Methode Electronics, Inc.	20,900	173,261
Microvision, Inc.*	68,100	24,523
MTS Systems Corp.	11,300	460,475
Multi-Fineline Electronix, Inc.*	7,050	144,877
NeoPhotonics Corp.*	30,500	139,690
Newport Corp.*	29,600	402,856
OSI Systems, Inc.*	13,800	673,164
Park Electrochemical Corp.	13,200	338,184
PC Connection, Inc.	22,600	250,634
Plexus Corp.*	25,895	709,005
Power-One, Inc.*	48,800	190,808
Pulse Electronics Corp.	26,400	73,920
RadiSys Corp.*	19,200	97,152
RealD, Inc.*	27,900	221,526
Richardson Electronics Ltd.	16,400	201,556
Rofin-Sinar Technologies, Inc.*	19,200	438,720
Rogers Corp.*	11,300	416,518
Sanmina-SCI Corp.*	50,800	472,948
Scansource, Inc.*	16,900	608,400
SYNNEX Corp.*	18,000	548,280
TTM Technologies, Inc.*	50,711	555,793
Universal Display Corp.*	25,500	935,595
Viasystems Group, Inc.*	11,400	192,888
Vishay Precision Group, Inc.*	14,300	228,514
X-Rite, Inc.*	55,600	257,984

		19,761,403

Internet Software & Services (1.9%)
Active Network, Inc.*	14,200	193,120
Ancestry.com, Inc.*	22,700	521,192
Bankrate, Inc.*	16,433	353,310
Carbonite, Inc.*	16,800	186,480
comScore, Inc.*	22,900	485,480
Constant Contact, Inc.*	20,500	475,805
Cornerstone OnDemand, Inc.*	14,500	264,480

DealerTrack Holdings, Inc.*	540,239	$14,726,915
Demand Media, Inc.*	19,300	128,345
Dice Holdings, Inc.*	34,800	288,492
Digital River, Inc.*	27,000	405,540
EarthLink, Inc.	75,000	483,000
Envestnet, Inc.*	17,300	206,908
InfoSpace, Inc.*	28,400	312,116
Internap Network Services Corp.*	37,000	219,780
IntraLinks Holdings, Inc.*	22,900	142,896
j2 Global, Inc.	32,900	925,806
KIT Digital, Inc.*	19,000	160,550
Limelight Networks, Inc.*	112,400	332,704
Liquidity Services, Inc.*	11,900	439,110
LivePerson, Inc.*	37,800	474,390
LogMeIn, Inc.*	14,600	562,830
LoopNet, Inc.*	14,000	255,920
Marchex, Inc., Class B	25,200	157,500
Move, Inc.*	24,275	153,418
NIC, Inc.	45,895	610,862
OpenTable, Inc.*	16,900	661,297
Openwave Systems, Inc.*	69,800	110,284
Perficient, Inc.*	19,100	191,191
QuinStreet, Inc.*	12,700	118,872
RealNetworks, Inc.	16,150	121,125
Responsys, Inc.*	16,000	142,240
RightNow Technologies, Inc.*	19,500	833,235
Saba Software, Inc.*	31,400	247,746
SciQuest, Inc.*	15,300	218,331
SPS Commerce, Inc.*	12,300	319,185
Stamps.com, Inc.*	11,900	310,947
support.com, Inc.*	33,800	76,050
TechTarget, Inc.*	29,000	169,360
Travelzoo, Inc.*	13,400	329,372
United Online, Inc.	50,400	274,176
ValueClick, Inc.*	52,500	855,225
Vocus, Inc.*	11,000	242,990
Web.com Group, Inc.*	24,300	278,235
XO Group, Inc.*	22,000	183,480
Zillow, Inc.*	8,300	186,584
Zix Corp.*	59,300	167,226

		29,504,100

IT Services (2.0%)
Acxiom Corp.*	58,200	710,622
CACI International, Inc., Class A*	21,900	1,224,648
Cardtronics, Inc.*	30,900	836,154
Cass Information Systems, Inc.	4,510	164,119
CIBER, Inc.*	49,600	191,456
Computer Task Group, Inc.*	20,900	294,272
Convergys Corp.*	75,500	964,135
CSG Systems International, Inc.*	22,600	332,446
Echo Global Logistics, Inc.*	14,500	234,175
Euronet Worldwide, Inc.*	30,640	566,227
ExlService Holdings, Inc.*	10,400	232,648
Forrester Research, Inc.*	10,500	356,370
Global Cash Access Holdings, Inc.*	74,600	331,970
Hackett Group, Inc.*	42,200	157,828

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Heartland Payment Systems, Inc.	26,700	$650,412
Higher One Holdings, Inc.*	22,000	405,680
iGATE Corp.*	15,100	237,523
Jack Henry & Associates, Inc.	60,100	2,019,961
Lionbridge Technologies, Inc.*	29,191	66,847
ManTech International Corp., Class A	14,700	459,228
MAXIMUS, Inc.	23,460	970,071
MoneyGram International, Inc.*	9,600	170,400
NCI, Inc., Class A*	24,100	280,765
Sapient Corp.	78,400	987,840
ServiceSource International, Inc.*	739,820	11,607,776
Stream Global Services, Inc.*	116,964	387,151
Syntel, Inc.	11,050	516,808
TeleTech Holdings, Inc.*	18,400	298,080
TNS, Inc.*	13,700	242,764
Unisys Corp.*	27,589	543,779
VeriFone Systems, Inc.*	122,430	4,348,714
Virtusa Corp.*	15,200	220,096
Wright Express Corp.*	26,000	1,411,280

		32,422,245

Semiconductors & Semiconductor Equipment (4.5%)
Advanced Analogic Technologies, Inc.*	33,400	193,052
Advanced Energy Industries, Inc.*	24,400	261,812
Alpha & Omega Semiconductor Ltd.*	43,300	316,523
Amkor Technology, Inc.*	73,200	319,152
ANADIGICS, Inc.*	120,800	264,552
Applied Micro Circuits Corp.*	42,100	282,912
ATMI, Inc.*	20,400	408,612
Axcelis Technologies, Inc.*	119,100	158,403
AXT, Inc.*	27,200	113,424
Brooks Automation, Inc.	40,700	417,989
Cabot Microelectronics Corp.*	17,000	803,250
Cavium, Inc.*	34,800	989,364
CEVA, Inc.*	16,600	502,316
Cirrus Logic, Inc.*	48,500	768,725
Cohu, Inc.	12,200	138,470
Cymer, Inc.*	21,000	1,044,960
Diodes, Inc.*	21,300	453,690
DSP Group, Inc.*	31,200	162,552
Entegris, Inc.*	88,900	775,653
Entropic Communications, Inc.*	61,500	314,265
Exar Corp.*	23,600	153,400
Fairchild Semiconductor International, Inc.*	675,955	8,138,498
FormFactor, Inc.*	33,700	170,522
FSI International, Inc.*	49,400	180,804
GSI Technology, Inc.*	32,000	149,760
GT Advanced Technologies, Inc.*	90,378	654,337
Hittite Microwave Corp.*	136,730	6,751,727
Inphi Corp.*	12,600	150,696
Integrated Device Technology, Inc.*	103,800	566,748
Integrated Silicon Solution, Inc.*	21,100	192,854

International Rectifier Corp.*	277,911	$5,397,032
IXYS Corp.*	21,400	231,762
Kopin Corp.*	54,100	209,908
Kulicke & Soffa Industries, Inc.*	41,400	382,950
Lattice Semiconductor Corp.*	68,400	406,296
LTX-Credence Corp.*	31,300	167,455
Magnachip Semiconductor Corp.*	488,531	3,654,212
MaxLinear, Inc., Class A*	37,800	179,550
Mellanox Technologies Ltd.*	348,330	11,317,242
Micrel, Inc.	32,500	328,575
Microsemi Corp.*	56,300	943,025
Mindspeed Technologies, Inc.*	22,800	104,424
MIPS Technologies, Inc.*	43,700	194,902
MKS Instruments, Inc.	34,800	968,136
Monolithic Power Systems, Inc.*	22,700	342,089
MoSys, Inc.*	39,300	165,060
Nanometrics, Inc.*	17,800	327,876
Netlogic Microsystems, Inc.*	49,000	2,428,930
NVE Corp.*	3,300	183,249
OmniVision Technologies, Inc.*	38,600	472,271
PDF Solutions, Inc.*	42,800	298,316
Pericom Semiconductor Corp.*	16,800	127,848
Photronics, Inc.*	42,100	255,968
PLX Technology, Inc.*	27,200	78,064
Power Integrations, Inc.	17,900	593,564
Rambus, Inc.*	70,500	532,275
RF Micro Devices, Inc.*	187,700	1,013,580
Rubicon Technology, Inc.*	23,300	218,787
Rudolph Technologies, Inc.*	23,100	213,906
Semtech Corp.*	46,400	1,151,648
Sigma Designs, Inc.*	17,200	103,200
Silicon Image, Inc.*	44,300	208,210
Spansion, Inc., Class A*	36,100	298,908
Standard Microsystems Corp.*	14,600	376,242
STR Holdings, Inc.*	18,100	148,963
Supertex, Inc.*	6,692	126,345
Teradyne, Inc.*	667,010	9,091,346
Tessera Technologies, Inc.*	32,600	546,050
TriQuint Semiconductor, Inc.*	116,100	565,407
Ultra Clean Holdings, Inc.*	22,500	137,475
Ultratech, Inc.*	16,700	410,319
Veeco Instruments, Inc.*	27,188	565,510
Volterra Semiconductor Corp.*	14,800	379,028

		71,644,925

Software (7.1%)
Accelrys, Inc.*	35,661	239,642
ACI Worldwide, Inc.*	24,200	693,088
Actuate Corp.*	30,300	177,558
Advent Software, Inc.*	21,000	511,560
American Software, Inc., Class A	27,600	260,820
Aspen Technology, Inc.*	691,537	11,998,167
Blackbaud, Inc.	28,900	800,530
Bottomline Technologies, Inc.*	23,900	553,763
BroadSoft, Inc.*	16,200	489,240
Cadence Design Systems, Inc.*	1,334,640	13,880,256
CommVault Systems, Inc.*	31,600	1,349,952
Concur Technologies, Inc.*	32,000	1,625,280
Convio, Inc.*	24,000	265,440
Deltek, Inc.*	23,700	232,734

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

DemandTec, Inc.*	19,100	$251,547
Digimarc Corp.*	8,100	193,509
Ebix, Inc.	18,009	397,999
EPIQ Systems, Inc.	20,700	248,814
ePlus, Inc.*	9,900	279,972
Fair Isaac Corp.	28,400	1,017,856
FalconStor Software, Inc.*	35,800	92,364
Fortinet, Inc.*	366,167	7,986,102
Glu Mobile, Inc.*	59,500	186,830
Guidance Software, Inc.*	33,000	213,840
Informatica Corp.*	141,020	5,207,869
Interactive Intelligence Group, Inc.*	9,800	224,616
JDA Software Group, Inc.*	31,527	1,021,160
Kenexa Corp.*	16,500	440,550
Magma Design Automation, Inc.*	60,900	437,262
Manhattan Associates, Inc.*	14,900	603,152
Mentor Graphics Corp.*	80,700	1,094,292
MICROS Systems, Inc.*	228,370	10,637,475
MicroStrategy, Inc., Class A*	5,900	639,088
Monotype Imaging Holdings, Inc.*	25,800	402,222
Motricity, Inc.*	44,300	39,870
NetScout Systems, Inc.*	26,800	471,680
NetSuite, Inc.*	19,500	790,725
Opnet Technologies, Inc.	8,900	326,363
Parametric Technology Corp.*	84,100	1,535,666
Pegasystems, Inc.	12,700	373,380
Progress Software Corp.*	43,650	844,627
PROS Holdings, Inc.*	20,200	300,576
QLIK Technologies, Inc.*	281,957	6,823,359
Quest Software, Inc.*	43,931	817,117
RealPage, Inc.*	21,800	550,886
Rosetta Stone, Inc.*	17,600	134,288
S1 Corp.*	35,400	338,778
SeaChange International, Inc.*	16,900	118,807
Smith Micro Software, Inc.*	22,800	25,764
SolarWinds, Inc.*	299,890	8,381,925
Sourcefire, Inc.*	18,200	589,316
SS&C Technologies Holdings, Inc.*	18,100	326,886
SuccessFactors, Inc.*	60,500	2,412,135
Synchronoss Technologies, Inc.*	19,000	573,990
Take-Two Interactive Software, Inc.*	46,600	631,430
Taleo Corp., Class A*	209,008	8,086,519
Tangoe, Inc.*	16,600	255,640
TeleCommunication Systems, Inc., Class A*	67,700	159,095
TeleNav, Inc.*	17,200	134,332
THQ, Inc.*	47,478	36,083
TIBCO Software, Inc.*	339,660	8,121,271
TiVo, Inc.*	83,700	750,789
Tyler Technologies, Inc.*	24,100	725,651
Ultimate Software Group, Inc.*	19,200	1,250,304
VASCO Data Security International, Inc.*	20,900	136,268
Verint Systems, Inc.*	15,200	418,608
VirnetX Holding Corp.*	31,200	779,064
Wave Systems Corp., Class A*	57,000	123,690

Websense, Inc.*	28,200	$528,186

		112,567,617

Total Information Technology		293,145,386

Materials (3.2%)
Chemicals (2.0%)
A. Schulman, Inc.	18,100	383,358
American Vanguard Corp.	23,000	306,820
Balchem Corp.	20,800	843,232
Calgon Carbon Corp.*	36,300	570,273
Chemtura Corp.*	69,100	783,594
Ferro Corp.*	55,554	271,659
Flotek Industries, Inc.*	35,800	356,568
FutureFuel Corp.	20,400	253,368
Georgia Gulf Corp.*	21,600	420,984
H.B. Fuller Co.	41,600	961,376
Hawkins, Inc.	6,600	243,276
Innophos Holdings, Inc.	14,100	684,696
Innospec, Inc.*	17,000	477,190
KMG Chemicals, Inc.	13,000	224,510
Koppers Holdings, Inc.	13,500	463,860
Kraton Performance Polymers, Inc.*	22,900	464,870
Landec Corp.*	31,300	172,776
LSB Industries, Inc.*	11,500	322,345
Minerals Technologies, Inc.	15,100	853,603
NewMarket Corp.	6,400	1,267,904
Olin Corp.	56,600	1,112,190
OM Group, Inc.*	24,600	550,794
Omnova Solutions, Inc.*	27,800	128,158
PolyOne Corp.	463,250	5,350,538
Quaker Chemical Corp.	7,000	272,230
Senomyx, Inc.*	40,800	141,984
Sensient Technologies Corp.	35,600	1,349,240
Solutia, Inc.*	600,990	10,385,107
Spartech Corp.*	23,400	110,682
Stepan Co.	5,800	464,928
TPC Group, Inc.*	11,500	268,295
Tredegar Corp.	19,800	439,956
Zep, Inc.	11,600	162,168
Zoltek Cos., Inc.*	17,300	131,826

		31,194,358

Construction Materials (0.1%)
Eagle Materials, Inc.	31,900	818,554
Headwaters, Inc.*	86,400	191,808
Texas Industries, Inc.	15,300	470,934
United States Lime & Minerals, Inc.*	3,600	216,396

		1,697,692

Containers & Packaging (0.1%)
AEP Industries, Inc.*	3,190	89,799
Boise, Inc.	70,100	499,112
Graphic Packaging Holding Co.*	93,878	399,920
Myers Industries, Inc.	19,600	241,864

		1,230,695

Metals & Mining (0.7%)
A.M. Castle & Co.*	12,900	122,034

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

AMCOL International Corp.	18,000	$483,300
Century Aluminum Co.*	40,700	346,357
Coeur d’Alene Mines Corp.*	65,370	1,578,032
General Moly, Inc.*	59,200	182,928
Globe Specialty Metals, Inc.	45,200	605,228
Gold Resource Corp.	20,400	433,500
Golden Minerals Co.*	44,600	259,126
Golden Star Resources Ltd.*	164,800	271,920
Haynes International, Inc.	7,000	382,200
Hecla Mining Co.	195,400	1,021,942
Horsehead Holding Corp.*	30,500	274,805
Jaguar Mining, Inc.*	53,700	342,606
Kaiser Aluminum Corp.	10,200	467,976
Materion Corp.*	14,300	347,204
Metals USA Holdings Corp.*	12,300	138,375
Midway Gold Corp.*	143,200	302,152
Noranda Aluminum Holding Corp.	24,300	200,475
Olympic Steel, Inc.	6,900	160,908
Paramount Gold and Silver Corp.*	84,100	179,974
RTI International Metals, Inc.*	19,000	440,990
Stillwater Mining Co.*	73,975	773,778
SunCoke Energy, Inc.*	21,700	243,040
Thompson Creek Metals Co., Inc.*	114,000	793,440
U.S. Energy Corp./Wyoming*	38,700	112,617
U.S. Gold Corp.*	70,100	235,536
Universal Stainless & Alloy Products, Inc.*	6,000	224,160
Vista Gold Corp.*	99,500	305,465
Worthington Industries, Inc.	41,799	684,668

		11,914,736

Paper & Forest Products (0.3%)
Buckeye Technologies, Inc.	26,200	876,128
Clearwater Paper Corp.*	14,028	499,537
Deltic Timber Corp.	7,100	428,769
KapStone Paper and Packaging Corp.*	23,800	374,612
Louisiana-Pacific Corp.*	95,800	773,106
Neenah Paper, Inc.	9,400	209,808
P.H. Glatfelter Co.	29,400	415,128
Schweitzer-Mauduit International, Inc.	11,400	757,644
Verso Paper Corp.*	65,800	63,168
Wausau Paper Corp.	29,100	240,366

		4,638,266

Total Materials		50,675,747

Telecommunication Services (1.2%)
Diversified Telecommunication Services (1.1%)
8x8, Inc.*	66,800	211,756
AboveNet, Inc.*	16,300	1,059,663
Alaska Communications Systems Group, Inc.	42,100	126,721
Atlantic Tele-Network, Inc.	8,300	324,115
Boingo Wireless, Inc.*	30,800	264,880
Cbeyond, Inc.*	31,900	255,519
Cincinnati Bell, Inc.*	152,000	460,560

Cogent Communications Group, Inc.*	31,300	$528,657
Consolidated Communications Holdings, Inc.	14,700	280,035
Fairpoint Communications, Inc.*	25,300	109,549
General Communication, Inc., Class A*	31,200	305,448
Globalstar, Inc.*	112,300	60,642
IDT Corp., Class B	12,200	114,436
Iridium Communications, Inc.*	21,800	168,078
Lumos Networks Corp.	9,000	138,060
Neutral Tandem, Inc.*	21,950	234,645
Premiere Global Services, Inc.*	34,199	289,666
SureWest Communications	17,200	206,916
Towerstream Corp.*	67,700	142,170
tw telecom, Inc.*	655,760	12,708,629
Vonage Holdings Corp.*	78,500	192,325

		18,182,470

Wireless Telecommunication Services (0.1%)
Leap Wireless International, Inc.*	43,800	406,902
NTELOS Holdings Corp.	9,000	183,420
Shenandoah Telecommunications Co.	13,764	144,247
USA Mobility, Inc.	12,643	175,358

		909,927

Total Telecommunication Services		19,092,397

Utilities (1.8%)
Electric Utilities (0.8%)
Allete, Inc.	20,200	847,996
Central Vermont Public Service Corp.	10,000	351,000
Cleco Corp.	43,600	1,661,160
El Paso Electric Co.	36,300	1,257,432
Empire District Electric Co.	24,525	517,232
IDACORP, Inc.	35,300	1,497,073
MGE Energy, Inc.	15,400	720,258
Otter Tail Corp.	25,300	557,106
PNM Resources, Inc.	58,000	1,057,340
Portland General Electric Co.	54,600	1,380,834
UIL Holdings Corp.	34,050	1,204,349
UniSource Energy Corp.	26,300	970,996
Unitil Corp.	7,300	207,174

		12,229,950

Gas Utilities (0.6%)
Chesapeake Utilities Corp.	4,560	197,676
Laclede Group, Inc.	14,800	598,956
New Jersey Resources Corp.	32,900	1,618,680
Northwest Natural Gas Co.	17,300	829,189
Piedmont Natural Gas Co., Inc.#	48,400	1,644,632
South Jersey Industries, Inc.	19,900	1,130,519
Southwest Gas Corp.	32,900	1,397,921
WGL Holdings, Inc.	37,000	1,636,140

		9,053,713

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Independent Power Producers & Energy Traders (0.1%)
Atlantic Power Corp.	83,090	$1,188,187
Dynegy, Inc.*	65,500	181,435
Genie Energy Ltd., Class B	45,200	358,436
Ormat Technologies, Inc.	12,900	232,587

		1,960,645

Multi-Utilities (0.2%)
Avista Corp.	41,400	1,066,050
Black Hills Corp.	26,000	873,080
CH Energy Group, Inc.	10,900	636,342
NorthWestern Corp.	24,091	862,217

		3,437,689

Water Utilities (0.1%)
American States Water Co.	17,300	603,770
Artesian Resources Corp., Class A	10,300	193,949
Cadiz, Inc.*	26,838	258,450
California Water Service Group	25,800	471,108
Connecticut Water Service, Inc.	9,000	244,170
Consolidated Water Co., Ltd.	4,744	40,704
Middlesex Water Co.	11,700	218,322
Pennichuck Corp.	1,027	29,608
SJW Corp.	16,600	392,424
York Water Co.	10,300	181,692

		2,634,197

Total Utilities		29,316,194

Total Common Stocks (99.2%) (Cost $1,251,635,894)		1,576,403,234

INVESTMENT COMPANY:
Investment Company (0.0%)
THL Credit, Inc. (Cost $180,513)	16,100	196,581

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15	$14,400	$9,444

Total Financials		9,444

Total Corporate Bonds		9,444

Total Long-Term Debt Securities (0.0%) (Cost $14,400)		9,444

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Forest Laboratories, Inc., expiring 12/31/49* (Cost $—)†	11,400	10,830

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13* (Cost $—)	7,020	—

Total Investments (99.2%) (Cost $1,251,830,807)		1,576,620,089
Other Assets Less Liabilities (0.8%)		12,079,407

Net Assets (100%)		$1,588,699,496

*	Non-income producing.
†	Securities (totaling $10,830 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,335,674

Glossary:

ADR	— American Depositary Receipt

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	27	March-12	$1,947,836	$1,994,760	$46,924

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$244,961,077	$—	$—	$244,961,077
Consumer Staples	31,089,594	—	—	31,089,594
Energy	120,302,968	—	—	120,302,968
Financials	219,552,002	—	—	219,552,002
Health Care	234,611,095	—	—	234,611,095
Industrials	333,656,774	—	—	333,656,774
Information Technology	285,498,529	7,646,857	—	293,145,386
Materials	50,675,747	—	—	50,675,747
Telecommunication Services	19,092,397	—	—	19,092,397
Utilities	29,316,194	—	—	29,316,194
Corporate Bonds
Financials	—	9,444	—	9,444
Futures	46,924	—	—	46,924
Investment Companies
Investment Companies	196,581	—	—	196,581
Rights
Health Care	—	—	10,830	10,830
Warrants
Energy	—	—	—	—

Total Assets	$1,568,999,882	$7,656,301	$10,830	$1,576,667,013

Total Liabilities	$—	$—	$—	$—

Total	$1,568,999,882	$7,656,301	$10,830	$1,576,667,013

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments Corporate Bonds- Financials	Investments in Rights-Health Care††

Balance as of 12/31/10	$109,383	$14,496	$—
Total gains or losses (realized/unrealized) included in earnings	(17,980)	—	10,830
Purchases	—	—	—
Sales	(91,403)	—	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(14,496)	—

Balance as of 12/31/11	$—	$—	$10,830

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—	$10,830

††	Security received through corporate action with $0 cost.

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	46,924	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$46,924

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(221,453)	—	—	(221,453)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(221,453)	$—	$—	$(221,453)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	48,473	—	—	48,473
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$48,473	$—	$—	$48,473

The Portfolio held futures contracts with an average notional balance of approximately $5,814,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$844,084,929
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$886,037,208

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$429,159,949
Aggregate gross unrealized depreciation	(118,413,848)

Net unrealized appreciation	$310,746,101

Federal income tax cost of investments	$1,265,873,988

The Portfolio utilized net capital loss carryforward of $101,614,727 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $1,251,830,807)	$1,576,620,089
Cash	19,695,012
Receivable for securities sold	6,656,311
Dividends, interest and other receivables	1,210,027
Receivable from Separate Accounts for Trust shares sold	989,550
Other assets	4,728

Total assets	1,605,175,717

LIABILITIES
Payable for securities purchased	13,016,681
Payable to Separate Accounts for Trust shares redeemed	2,179,854
Investment management fees payable	989,325
Administrative fees payable	140,670
Distribution fees payable - Class IB	126,244
Due to broker for futures variation margin	8,392
Trustees’ fees payable	1,118
Accrued expenses	13,937

Total liabilities	16,476,221

NET ASSETS	$1,588,699,496

Net assets were comprised of:
Paid in capital	$1,269,695,147
Accumulated undistributed net investment income (loss)	1,149,197
Accumulated undistributed net realized gain (loss) on investments and futures	(6,981,054)
Net unrealized appreciation (depreciation) on investments and futures	324,836,206

Net assets	$1,588,699,496

Class IA
Net asset value, offering and redemption price per share, $425,467,798 / 27,121,544 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.69

Class IB
Net asset value, offering and redemption price per share, $592,924,178 / 39,470,342 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.02

Class K
Net asset value, offering and redemption price per share, $570,307,520 / 36,354,912 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.69

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $6,568 foreign withholding tax)	$14,171,157
Interest	7,675

Total income	14,178,832

EXPENSES
Investment management fees	12,236,486
Administrative fees	1,737,930
Distribution fees - Class IB	1,602,955
Printing and mailing expenses	158,591
Custodian fees	114,000
Professional fees	61,532
Trustees’ fees	41,258
Miscellaneous	36,903

Gross expenses	15,989,655
Less: Fees paid indirectly	(49,059)

Net expenses	15,940,596

NET INVESTMENT INCOME (LOSS)	(1,761,764)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	181,290,723
Futures	(221,453)

Net realized gain (loss)	181,069,270

Change in unrealized appreciation (depreciation) on:
Securities	(190,193,068)
Futures	48,473

Net change in unrealized appreciation (depreciation)	(190,144,595)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,075,325)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,837,089)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,761,764)		$677,192
Net realized gain (loss) on investments and futures	181,069,270		179,134,914
Net change in unrealized appreciation (depreciation) on investments and futures	(190,144,595)		229,397,687

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,837,089)		409,209,793

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—		(459,717)

	—		(459,717)

Distributions from net realized capital gains
Class IA	(17,807,908)		—
Class IB	(25,892,414)		—
Class K†	(23,872,649)		—

	(67,572,971)		—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(67,572,971)		(459,717)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,143,623 and 10,571,741 shares, respectively ]	120,875,077		140,431,880
Capital shares issued in reinvestment of dividends and distributions [ 1,177,024 and 28,079 shares, respectively ]	17,807,908		459,717
Capital shares repurchased [ (42,334,850) and (8,304,260) shares, respectively ]	(653,525,019	)(z)	(112,336,221)

Total Class IA transactions	(514,842,034)		28,555,376

Class IB
Capital shares sold [ 7,280,121 and 7,524,053 shares, respectively ]	119,650,221		102,128,766
Capital shares issued in reinvestment of distributions [ 1,786,968 and 0 shares, respectively ]	25,892,414		—
Capital shares repurchased [ (10,261,367) and (8,228,980) shares, respectively ]	(164,925,352)		(106,113,201)

Total Class IB transactions	(19,382,717)		(3,984,435)

Class K†
Capital shares sold [ 35,785,848 and 0 shares, respectively ]	542,890,194	(z)	—
Capital shares issued in reinvestment of distributions [ 1,577,882 and 0 shares, respectively ]	23,872,649		—
Capital shares repurchased [ (1,008,818) and 0 shares, respectively ]	(15,798,009)		—

Total Class K transactions	550,964,834		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	16,740,083		24,570,941

TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,669,977)		433,321,017
NET ASSETS:
Beginning of year	1,650,369,473		1,217,048,456

End of year (a)	$1,588,699,496		$1,650,369,473

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,149,197		$1,093,767

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/AllianceBernstein Small Cap Growth Portfolio exchanged approximately 33,102,639 Class IA shares for approximately 33,102,639 Class K shares. This exchange amounted to approximately $498,563,176.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010		2009		2008		2007
Net asset value, beginning of year	$16.46		$12.33		$9.08		$16.39		$16.37

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)	0.02	(e)	0.02	(e)	0.02	(e)	(0.05	)(e)
Net realized and unrealized gain (loss) on investments and futures .	(0.08)		4.12		3.25		(7.31)		2.73

Total from investment operations	(0.09)		4.14		3.27		(7.29)		2.68

Less distributions:
Dividends from net investment income	—		(0.01)		(0.02)		—	#	—
Distributions from net realized gains	(0.68)		—		—		(0.02)		(2.66)

Total dividends and distributions	(0.68)		(0.01)		(0.02)		(0.02)		(2.66)

Net asset value, end of year	$15.69		$16.46		$12.33		$9.08		$16.39

Total return	(0.37)%		33.56%		36.00%		(44.52)%		17.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$425,468		$1,006,467		$725,459		$308,472		$542,826
Ratio of expenses to average net assets:
After fees paid indirectly	0.85%		0.86%		0.89%		0.87%		0.86%
Before fees paid indirectly	0.86%		0.86%		0.90%		0.89%		0.87%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.07)%		0.15%		0.24%		0.17%		(0.26)%
Before fees paid indirectly	(0.07)%		0.15%		0.23%		0.15%		(0.27)%
Portfolio turnover rate	50%		52%		64%		115%		84%

	Year Ended December 31,
Class IB	2011		2010		2009		2008		2007
Net asset value, beginning of year	$15.83		$11.88		$8.76		$15.85		$15.95

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(e)	(0.01	)(e)	—	#(e)	(0.01	)(e)	(0.09	)(e)
Net realized and unrealized gain (loss) on investments and futures .	(0.09)		3.96		3.12		(7.06)		2.65

Total from investment operations	(0.13)		3.95		3.12		(7.07)		2.56

Less distributions:
Dividends from net investment income	—		—		—	#	—		—
Distributions from net realized gains	(0.68)		—		—		(0.02)		(2.66)

Total dividends and distributions	(0.68)		—		—	#	(0.02)		(2.66)

Net asset value, end of year	$15.02		$15.83		$11.88		$8.76		$15.85

Total return	(0.64)%		33.25%		35.64%		(44.66)%		16.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$592,924		$643,902		$491,589		$402,055		$771,708
Ratio of expenses to average net assets:
After fees paid indirectly	1.10	%(c)	1.11%		1.14%		1.12%		1.11%
Before fees paid indirectly	1.11%		1.11%		1.15%		1.14%		1.12%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.26)%		(0.10)%		0.03%		(0.08)%		(0.51)%
Before fees paid indirectly	(0.27)%		(0.11)%		0.02%		(0.10)%		(0.52)%
Portfolio turnover rate	50%		52%		64%		115%		84%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$14.62

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures .	1.73

Total from investment operations	1.75

Less distributions:
Distributions from net realized gains	(0.68)

Net asset value, end of period	$15.69

Total return (b)	12.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$570,308
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.86%
Before fees paid indirectly (a)	0.87%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.29%
Before fees paid indirectly (a)	0.28%
Portfolio turnover rate	50%
#	Per share amount is less than $0.005.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares	(9.33)%	(2.38)%	(0.69)%
Portfolio – Class IB Shares	(9.64)	(2.60)	(0.92)
Portfolio – Class K Shares**	(9.33)	(2.38)	(0.69)
Russell 2500TM Value Index	(3.36)	(0.58)	1.07
Volatility Managed Index – Small Cap Value	(8.33)	1.54	3.06

*   Date of inception 9/15/06.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (9.33)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the Russell 2500TM Value Index, returned (3.36)% and the Volatility Managed Index — Small Cap Value returned (8.33)% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of the Russell 2000® Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. The remaining portion is managed by Franklin Advisory Services, LLC through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•

Specialty retailers Group 1 Automotive and Men’s Wearhouse in the Consumer Discretionary sector, along with household durables company La-Z-Boy, were among top contributors, as was Pharmaceutical Product Development, Inc. (PPDI) in the Health Care sector.

•	Machinery company Mueller Industries, food products company Lancaster Colony, Utilities company PNM Resources Inc., and Energy company Global Industries aided results.

•	Insurance company RLI and chemicals company RPM International also boosted returns.

What hurt performance during the year:

•	Energy companies Overseas Shipholding Group and Rowan Cos. and Consumer Discretionary sector companies Autoliv, Christopher & Banks and Brown Shoe Co. were among top detractors.

•

Insurance company Old Republic International in the Financials sector and electronic equipment and instruments industry companies Rofin-Sinar Technologies and Benchmark Electronics in the Information Technology sector also hindered performance.

•	Metals and mining company Steel Dynamics in the Materials sector and building products company American Woodmark in the Industrials sector also weighed on performance.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Portfolio Positioning and Outlook — Franklin Advisory Services, LLC

We will continue to invest in small cap companies that we believe are selling below their underlying worth. Our strategy is to buy and hold companies which we believe are fundamentally sound for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Sector Weightings as of 12/31/11	% of Net Assets
Industrials	22.4%
Consumer Discretionary	14.7
Financials	13.9
Energy	8.4
Information Technology	7.4
Health Care	5.6
Materials	5.1
Consumer Staples	1.7
Utilities	1.5
Telecommunication Services	0.2
Cash and Other	19.1

100.0%

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011,

the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$870.03	$4.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.57	4.69
Class IB
Actual	1,000.00	868.82	5.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.38	5.88
Class K†
Actual	1,000.00	1,072.67	3.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.92%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.7%)
Auto Components (2.0%)
American Axle & Manufacturing Holdings, Inc.*	6,743	$66,688
Amerigon, Inc.*	2,223	31,700
Autoliv, Inc.	45,800	2,449,842
Cooper Tire & Rubber Co.	6,279	87,969
Dana Holding Corp.*	14,669	178,228
Dorman Products, Inc.*	1,096	40,475
Drew Industries, Inc.*	35,840	879,155
Exide Technologies, Inc.*	7,586	19,951
Fuel Systems Solutions, Inc.*	1,671	27,555
Gentex Corp.	88,150	2,608,359
Modine Manufacturing Co.*	4,700	44,462
Motorcar Parts of America, Inc.*	1,157	8,678
Shiloh Industries, Inc.*	427	3,578
Spartan Motors, Inc.	3,491	16,792
Standard Motor Products, Inc.	2,008	40,260
Stoneridge, Inc.*	2,633	22,196
Superior Industries International, Inc.	2,340	38,704
Tenneco, Inc.*	6,065	180,616
Tower International, Inc.*	616	6,616

		6,751,824

Automobiles (1.2%)
Thor Industries, Inc.	127,000	3,483,610
Winnebago Industries, Inc.*	73,388	541,603

		4,025,213

Distributors (0.1%)
Core-Mark Holding Co., Inc.	1,127	44,629
Pool Corp.	4,788	144,119
VOXX International Corp.*	1,928	16,291
Weyco Group, Inc.	734	18,020

		223,059

Diversified Consumer Services (1.5%)
American Public Education, Inc.*	1,810	78,337
Archipelago Learning, Inc.*	1,278	12,358
Ascent Capital Group, Inc., Class A*	1,453	73,696
Bridgepoint Education, Inc.*	1,813	41,699
Cambium Learning Group, Inc.*	1,244	3,757
Capella Education Co.*	1,408	50,758
Coinstar, Inc.*	3,112	142,032
Corinthian Colleges, Inc.*	7,944	17,238
Grand Canyon Education, Inc.*	2,913	46,491
Hillenbrand, Inc.	89,321	1,993,645
K12, Inc.*	2,620	47,003
Lincoln Educational Services Corp.	2,241	17,704
Mac-Gray Corp.	1,233	17,003
Matthews International Corp., Class A	2,907	91,367
National American University Holdings, Inc.	765	5,799
Regis Corp.	130,891	2,166,246
School Specialty, Inc.*	1,630	4,075
Sotheby’s, Inc.	6,733	192,093

Steiner Leisure Ltd.*	1,505	$68,312
Stewart Enterprises, Inc., Class A	7,801	44,934
Strayer Education, Inc.	1,233	119,835
Universal Technical Institute, Inc.*	2,127	27,183

		5,261,565

Hotels, Restaurants & Leisure (0.9%)
AFC Enterprises, Inc.*	2,518	37,015
Ambassadors Group, Inc.	1,763	7,951
Ameristar Casinos, Inc.	3,229	55,829
Benihana, Inc.*	1,448	14,813
Biglari Holdings, Inc.*	118	43,452
BJ’s Restaurants, Inc.*	2,421	109,720
Bob Evans Farms, Inc.	3,033	101,727
Boyd Gaming Corp.*	5,548	41,388
Bravo Brio Restaurant Group, Inc.*	1,925	33,014
Buffalo Wild Wings, Inc.*	1,816	122,598
Caribou Coffee Co., Inc.*	1,264	17,633
Carrols Restaurant Group, Inc.*	1,290	14,925
CEC Entertainment, Inc.	1,957	67,419
Cheesecake Factory, Inc.*	5,752	168,821
Churchill Downs, Inc.	1,245	64,902
Cracker Barrel Old Country Store, Inc.	2,314	116,649
Denny’s Corp.*	10,083	37,912
DineEquity, Inc.*	1,565	66,059
Domino’s Pizza, Inc.*	5,825	197,759
Einstein Noah Restaurant Group, Inc.	615	9,729
Gaylord Entertainment Co.*	3,482	84,055
International Speedway Corp., Class A	2,918	73,971
Interval Leisure Group, Inc.*	4,049	55,107
Isle of Capri Casinos, Inc.*	2,001	9,345
Jack in the Box, Inc.*	4,359	91,103
Jamba, Inc.*	5,981	7,835
Krispy Kreme Doughnuts, Inc.*	5,932	38,795
Life Time Fitness, Inc.*	4,213	196,958
Luby’s, Inc.*	1,666	7,514
Marcus Corp.	2,132	26,884
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,373	12,000
Monarch Casino & Resort, Inc.*	956	9,742
Morgans Hotel Group Co.*	2,245	13,245
Multimedia Games Holding Co., Inc.*	2,596	20,612
O’Charleys, Inc.*	1,791	9,833
Orient-Express Hotels Ltd., Class A*	9,682	72,325
P.F. Chang’s China Bistro, Inc.	2,085	64,447
Papa John’s International, Inc.*	1,870	70,462
Peet’s Coffee & Tea, Inc.*	1,291	80,920
Pinnacle Entertainment, Inc.*	6,110	62,078
Red Lion Hotels Corp.*	1,387	9,612
Red Robin Gourmet Burgers, Inc.*	1,316	36,453
Ruby Tuesday, Inc.*	6,491	44,788
Ruth’s Hospitality Group, Inc.*	3,713	18,454
Scientific Games Corp., Class A*	5,886	57,094

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Shuffle Master, Inc.*	5,320	$62,350
Six Flags Entertainment Corp.	4,131	170,362
Sonic Corp.*	6,273	42,217
Speedway Motorsports, Inc.	1,238	18,979
Texas Roadhouse, Inc.	6,327	94,272
Town Sports International Holdings, Inc.*	1,983	14,575
Vail Resorts, Inc.	3,580	151,649

		3,057,351

Household Durables (1.6%)
American Greetings Corp., Class A	4,076	50,991
Beazer Homes USA, Inc.*	7,662	19,002
Blyth, Inc.	532	30,218
Cavco Industries, Inc.*	661	26,480
CSS Industries, Inc.	809	16,115
D.R. Horton, Inc.	45,500	573,755
Ethan Allen Interiors, Inc.	25,562	606,075
Furniture Brands International, Inc.*	4,264	5,245
Helen of Troy Ltd.*	3,115	95,631
Hooker Furniture Corp.	73,934	848,023
Hovnanian Enterprises, Inc., Class A*	6,194	8,981
iRobot Corp.*	2,395	71,491
KB Home	7,778	52,268
La-Z-Boy, Inc.*	152,952	1,820,129
Libbey, Inc.*	1,979	25,212
Lifetime Brands, Inc.	848	10,295
M.D.C. Holdings, Inc.	32,929	580,538
M/I Homes, Inc.*	61,532	590,707
Meritage Homes Corp.*	2,706	62,752
Ryland Group, Inc.	4,297	67,721
Sealy Corp.*	4,846	8,335
Skullcandy, Inc.*	872	10,917
Skyline Corp.	726	3,158
Standard Pacific Corp.*	10,610	33,740
Universal Electronics, Inc.*	1,522	25,676
Zagg, Inc.*	2,148	15,186

		5,658,641

Internet & Catalog Retail (0.1%)
1-800-FLOWERS.COM, Inc., Class A*	2,405	5,291
Blue Nile, Inc.*	1,178	48,157
Geeknet, Inc.*	428	7,297
HSN, Inc.	3,968	143,880
Nutrisystem, Inc.	2,789	36,062
Orbitz Worldwide, Inc.*	1,679	6,313
Overstock.com, Inc.*	1,187	9,306
PetMed Express, Inc.	1,967	20,417
Shutterfly, Inc.*	2,960	67,370
U.S. Auto Parts Network, Inc.*	1,302	5,690
Valuevision Media, Inc., Class A*	4,071	7,653

		357,436

Leisure Equipment & Products (0.5%)
Arctic Cat, Inc.*	1,225	27,624
Black Diamond, Inc.*	1,233	9,210
Brunswick Corp.	75,726	1,367,611
Callaway Golf Co.	6,460	35,724

Eastman Kodak Co.*	27,211	$17,673
JAKKS Pacific, Inc.	2,754	38,859
Johnson Outdoors, Inc., Class A*	416	6,386
Leapfrog Enterprises, Inc.*	4,300	24,037
Marine Products Corp.*	1,127	5,590
Smith & Wesson Holding Corp.*	5,586	24,355
Steinway Musical Instruments, Inc.*	617	15,450
Sturm Ruger & Co., Inc.	1,902	63,641
Summer Infant, Inc.*	1,276	8,983

		1,645,143

Media (0.4%)
AH Belo Corp., Class A	1,719	8,165
Arbitron, Inc.	2,678	92,150
Belo Corp., Class A	9,390	59,157
Central European Media Enterprises Ltd., Class A*	3,671	23,935
Cinemark Holdings, Inc.	9,248	170,996
Crown Media Holdings, Inc., Class A*	3,207	3,880
Cumulus Media, Inc., Class A*	3,427	11,446
Dial Global, Inc.*	458	1,461
Digital Generation, Inc.*	2,758	32,875
Entercom Communications Corp., Class A*	2,360	14,514
Entravision Communications Corp., Class A	4,774	7,447
EW Scripps Co., Class A*	2,995	23,990
Fisher Communications, Inc.*	871	25,111
Global Sources Ltd.*	1,239	6,009
Gray Television, Inc.*	4,856	7,867
Harte-Hanks, Inc.	4,410	40,087
Journal Communications, Inc., Class A*	3,988	17,547
Knology, Inc.*	3,054	43,367
LIN TV Corp., Class A*	3,082	13,037
Lions Gate Entertainment Corp.*	4,394	36,558
Live Nation Entertainment, Inc.*	14,166	117,719
Martha Stewart Living Omnimedia, Inc., Class A	2,819	12,404
McClatchy Co., Class A*	6,133	14,658
MDC Partners, Inc., Class A	2,469	33,381
Meredith Corp.	3,669	119,793
National CineMedia, Inc.	5,533	68,609
New York Times Co., Class A*	13,810	106,751
Nexstar Broadcasting Group, Inc., Class A*	1,066	8,357
Outdoor Channel Holdings, Inc.	1,521	11,347
ReachLocal, Inc.*	987	6,100
Rentrak Corp.*	998	14,251
Saga Communications, Inc., Class A*	342	12,784
Scholastic Corp.	2,650	79,421
Sinclair Broadcast Group, Inc., Class A	5,060	57,330
Valassis Communications, Inc.*	4,413	84,862
Value Line, Inc.	220	2,262
World Wrestling Entertainment, Inc., Class A	2,702	25,183

		1,414,811

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Multiline Retail (0.8%)
99 Cents Only Stores*	4,653	$102,133
Bon-Ton Stores, Inc.	1,108	3,734
Fred’s, Inc., Class A	20,870	304,285
Gordmans Stores, Inc.*	527	6,624
J.C. Penney Co., Inc.	37,100	1,304,065
Saks, Inc.*	96,865	944,434
Tuesday Morning Corp.*	16,403	56,590

		2,721,865

Specialty Retail (5.1%)
Aeropostale, Inc.*	8,024	122,366
America’s Car-Mart, Inc.*	828	32,441
ANN, Inc.*	5,165	127,989
Asbury Automotive Group, Inc.*	2,927	63,106
Ascena Retail Group, Inc.*	6,253	185,839
Barnes & Noble, Inc.*	2,938	42,542
bebe stores, Inc.	3,796	31,621
Big 5 Sporting Goods Corp.	2,302	24,033
Body Central Corp.*	1,174	29,303
Brown Shoe Co., Inc.	133,538	1,188,488
Buckle, Inc.	2,667	109,000
Build-A-Bear Workshop, Inc.*	1,344	11,370
Cabela’s, Inc.*	4,359	110,806
Casual Male Retail Group, Inc.*	3,996	13,666
Cato Corp., Class A	63,584	1,538,733
Charming Shoppes, Inc.*	11,580	56,742
Children’s Place Retail Stores, Inc.*	2,620	139,174
Christopher & Banks Corp.	161,789	378,586
Citi Trends, Inc.*	1,480	12,994
Coldwater Creek, Inc.*	7,410	8,744
Collective Brands, Inc.*	6,079	87,355
Conn’s, Inc.*	1,373	15,240
Cost Plus, Inc.*	1,868	18,213
Destination Maternity Corp.	1,049	17,539
Express, Inc.*	5,561	110,886
Finish Line, Inc., Class A	5,142	99,164
Francesca’s Holdings Corp.*	1,048	18,130
GameStop Corp., Class A*	105,000	2,533,650
Genesco, Inc.*	2,356	145,460
GNC Holdings, Inc., Class A*	2,284	66,122
Group 1 Automotive, Inc.	67,662	3,504,892
Haverty Furniture Cos., Inc.	1,929	21,180
hhgregg, Inc.*	1,613	23,308
Hibbett Sports, Inc.*	2,724	123,070
HOT Topic, Inc.	4,182	27,643
Jos. A. Bank Clothiers, Inc.*	2,746	133,895
Kirkland’s, Inc.*	1,699	22,597
Lithia Motors, Inc., Class A	2,232	48,792
Lumber Liquidators Holdings, Inc.*	2,288	40,406
MarineMax, Inc.*	2,383	15,537
Mattress Firm Holding Corp.*	570	13,218
Men’s Wearhouse, Inc.	79,424	2,574,132
Monro Muffler Brake, Inc.	3,034	117,689
New York & Co., Inc.*	2,681	7,132
Office Depot, Inc.*	27,963	60,121
OfficeMax, Inc.*	8,788	39,898
Pacific Sunwear of California, Inc.*	4,840	8,276
Penske Automotive Group, Inc.	4,463	85,913

PEP Boys-Manny, Moe & Jack	5,159	$56,749
Pier 1 Imports, Inc.*	89,659	1,248,950
Rent-A-Center, Inc.	5,886	217,782
Rue21, Inc.*	1,520	32,832
Select Comfort Corp.*	5,513	119,577
Shoe Carnival, Inc.*	902	23,181
Sonic Automotive, Inc., Class A	3,952	58,529
Stage Stores, Inc.	3,031	42,101
Stein Mart, Inc.*	2,789	18,993
Systemax, Inc.*	1,061	17,411
Talbots, Inc.*	7,261	19,314
Teavana Holdings, Inc.*	657	12,339
Vitamin Shoppe, Inc.*	2,499	99,660
West Marine, Inc.*	84,881	987,166
Wet Seal, Inc., Class A*	8,807	28,711
Winmark Corp.	209	11,990
Zale Corp.*	3,206	12,215
Zumiez, Inc.*	2,136	59,295

		17,273,796

Textiles, Apparel & Luxury Goods (0.5%)
Carter’s, Inc.*	4,902	195,149
Cherokee, Inc.	957	11,168
Columbia Sportswear Co.	1,212	56,419
Crocs, Inc.*	8,977	132,590
Delta Apparel, Inc.*	668	12,752
G-III Apparel Group Ltd.*	1,632	40,653
Iconix Brand Group, Inc.*	7,239	117,923
Jones Group, Inc.	7,957	83,946
Kenneth Cole Productions, Inc., Class A*	760	8,048
K-Swiss, Inc., Class A*	2,741	8,004
Liz Claiborne, Inc.*	9,326	80,483
Maidenform Brands, Inc.*	5,037	92,177
Movado Group, Inc.	1,774	32,234
Oxford Industries, Inc.	1,301	58,701
Perry Ellis International, Inc.*	1,287	18,301
Quiksilver, Inc.*	13,103	47,302
R.G. Barry Corp.	771	9,314
Skechers U.S.A., Inc., Class A*	3,776	45,765
Steven Madden Ltd.*	3,748	129,306
True Religion Apparel, Inc.*	2,546	88,041
Unifi, Inc.*	1,489	11,316
Vera Bradley, Inc.*	1,991	64,210
Warnaco Group, Inc.*	4,040	202,162
Wolverine World Wide, Inc.	4,962	176,846

		1,722,810

Total Consumer Discretionary		50,113,514

Consumer Staples (1.7%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	813	88,259
Central European Distribution Corp.*	7,303	31,951
Coca-Cola Bottling Co. Consolidated	452	26,465
Craft Brewers Alliance, Inc.*	956	5,755
Heckmann Corp.*	9,863	65,589
MGP Ingredients, Inc.	1,299	6,547
National Beverage Corp.*	1,178	18,930
Primo Water Corp.*	1,371	4,168

		247,664

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Food & Staples Retailing (0.4%)
Andersons, Inc.	1,855	$80,989
Arden Group, Inc., Class A	106	9,541
Casey’s General Stores, Inc.	8,610	443,501
Chefs’ Warehouse, Inc.*	1,077	19,235
Fresh Market, Inc.*	2,824	112,678
Ingles Markets, Inc., Class A	1,312	19,759
Nash Finch Co.	1,220	35,722
Pantry, Inc.*	2,318	27,746
Pricesmart, Inc.	1,791	124,636
Rite Aid Corp.*	59,411	74,858
Ruddick Corp.	4,888	208,424
Spartan Stores, Inc.	2,289	42,346
Susser Holdings Corp.*	914	20,675
United Natural Foods, Inc.*	4,826	193,088
Village Super Market, Inc., Class A	624	17,753
Weis Markets, Inc.	1,101	43,974
Winn-Dixie Stores, Inc.*	5,655	53,044

		1,527,969

Food Products (0.9%)
Alico, Inc.	293	5,675
B&G Foods, Inc.	4,816	115,921
Calavo Growers, Inc.	1,167	29,969
Cal-Maine Foods, Inc.	1,440	52,661
Chiquita Brands International, Inc.*	4,611	38,456
Darling International, Inc.*	11,621	154,443
Diamond Foods, Inc.	2,197	70,897
Dole Food Co., Inc.*	3,622	31,330
Farmer Bros Co.	723	5,524
Fresh Del Monte Produce, Inc.	3,610	90,286
Griffin Land & Nurseries, Inc.	263	6,959
Hain Celestial Group, Inc.*	3,556	130,363
Imperial Sugar Co.	1,221	4,359
J&J Snack Foods Corp.	1,428	76,084
Lancaster Colony Corp.	23,805	1,650,639
Lifeway Foods, Inc.*	531	5,119
Limoneira Co.	749	12,666
Omega Protein Corp.*	1,929	13,754
Pilgrim’s Pride Corp.*	5,004	28,823
Sanderson Farms, Inc.	2,198	110,186
Seneca Foods Corp., Class A*	920	23,754
Smart Balance, Inc.*	5,942	31,849
Snyders-Lance, Inc.	4,726	106,335
Tootsie Roll Industries, Inc.	2,418	57,234
TreeHouse Foods, Inc.*	3,554	232,360

		3,085,646

Household Products (0.0%)
Central Garden & Pet Co., Class A*	4,075	33,904
Harbinger Group, Inc.*	991	3,974
Oil-Dri Corp. of America	456	9,229
Spectrum Brands Holdings, Inc.*	1,692	46,361
WD-40 Co.	1,630	65,868

		159,336

Personal Products (0.2%)
Elizabeth Arden, Inc.*	2,417	89,526
Female Health Co.	1,842	8,307

Inter Parfums, Inc.	1,607	$25,005
Medifast, Inc.*	1,439	19,743
Nature’s Sunshine Products, Inc.*	1,089	16,901
Nu Skin Enterprises, Inc., Class A	5,483	266,309
Nutraceutical International Corp.*	811	9,181
Prestige Brands Holdings, Inc.*	5,047	56,880
Revlon, Inc., Class A*	1,084	16,119
Schiff Nutrition International, Inc.*	1,276	13,653
Synutra International, Inc.*	1,773	8,971
USANA Health Sciences, Inc.*	610	18,526

		549,121

Tobacco (0.1%)
Alliance One International, Inc.*	8,450	22,984
Star Scientific, Inc.*	10,794	23,531
Universal Corp.	2,307	106,030
Vector Group Ltd.	4,866	86,420

		238,965

Total Consumer Staples		5,808,701

Energy (8.4%)
Energy Equipment & Services (6.0%)
Atwood Oceanics, Inc.*	55,500	2,208,345
Basic Energy Services, Inc.*	2,427	47,812
Bristow Group, Inc.	74,237	3,518,091
C&J Energy Services, Inc.*	1,207	25,262
Cal Dive International, Inc.*	9,508	21,393
Complete Production Services, Inc.*	7,893	264,889
Dawson Geophysical Co.*	798	31,545
Dril-Quip, Inc.*	3,422	225,236
Exterran Holdings, Inc.*	6,393	58,176
Geokinetics, Inc.*	995	2,139
Global Geophysical Services, Inc.*	1,758	11,814
Gulf Island Fabrication, Inc.	1,460	42,647
Gulfmark Offshore, Inc., Class A*	2,394	100,572
Helix Energy Solutions Group, Inc.*	123,142	1,945,644
Hercules Offshore, Inc.*	11,629	51,633
Hornbeck Offshore Services, Inc.*	3,055	94,766
ION Geophysical Corp.*	13,184	80,818
Key Energy Services, Inc.*	12,393	191,720
Lufkin Industries, Inc.	3,029	203,882
Matrix Service Co.*	2,687	25,365
Mitcham Industries, Inc.*	1,159	25,313
Natural Gas Services Group, Inc.*	1,141	16,499
Newpark Resources, Inc.*	9,129	86,725
Oil States International, Inc.*	34,500	2,634,765
OYO Geospace Corp.*	438	33,871
Parker Drilling Co.*	11,737	84,154
PHI, Inc. (Non-Voting)*	1,328	33,001
Pioneer Drilling Co.*	6,147	59,503
RigNet, Inc.*	511	8,554
Rowan Cos., Inc.*	87,700	2,659,941
Tesco Corp.*	2,989	37,781
TETRA Technologies, Inc.*	7,736	72,254
Tidewater, Inc.	60,300	2,972,790
Union Drilling, Inc.*	1,406	8,773

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Unit Corp.*	52,000	$2,412,800
Vantage Drilling Co.*	17,170	19,917
Willbros Group, Inc.*	3,949	14,493

		20,332,883

Oil, Gas & Consumable Fuels (2.4%)
Abraxas Petroleum Corp.*	8,191	27,030
Alon USA Energy, Inc.	1,055	9,189
Amyris, Inc.*	1,770	20,426
Apco Oil and Gas International, Inc.	906	74,038
Approach Resources, Inc.*	2,581	75,907
Arch Coal, Inc.	14,400	208,944
ATP Oil & Gas Corp.*	4,461	32,833
Berry Petroleum Co., Class A	5,174	217,411
Bill Barrett Corp.*	4,696	159,993
BPZ Resources, Inc.*	10,360	29,422
Callon Petroleum Co.*	3,917	19,468
CAMAC Energy, Inc.*	6,546	6,611
Carrizo Oil & Gas, Inc.*	3,916	103,187
Cheniere Energy, Inc.*	8,275	71,910
Clayton Williams Energy, Inc.*	594	45,073
Clean Energy Fuels Corp.*	4,995	62,238
Cloud Peak Energy, Inc.*	5,980	115,534
Comstock Resources, Inc.*	4,797	73,394
Contango Oil & Gas Co.*	1,223	71,154
Crimson Exploration, Inc.*	1,919	5,488
Crosstex Energy, Inc.	4,117	52,039
CVR Energy, Inc.*	8,729	163,494
Delek U.S. Holdings, Inc.	1,453	16,579
DHT Holdings, Inc.	6,245	4,621
Endeavour International Corp.*	3,711	32,249
Energen Corp.	30,200	1,510,000
Energy Partners Ltd.*	2,801	40,895
Energy XXI Bermuda Ltd.*	7,488	238,717
Evolution Petroleum Corp.*	1,627	13,097
Frontline Ltd.	5,181	22,226
FX Energy, Inc.*	5,215	25,032
Gastar Exploration Ltd.*	5,728	18,215
GeoResources, Inc.*	2,000	58,620
Gevo, Inc.*	499	3,139
GMX Resources, Inc.*	6,121	7,651
Golar LNG Ltd.	4,001	177,844
Goodrich Petroleum Corp.*	2,632	36,137
Green Plains Renewable Energy, Inc.*	1,730	16,885
Gulfport Energy Corp.*	4,533	133,497
Hallador Energy Co.	502	4,985
Harvest Natural Resources, Inc.*	3,442	25,402
Houston American Energy Corp.*	1,674	20,406
Hyperdynamics Corp.*	15,600	38,220
Isramco, Inc.*	115	10,299
James River Coal Co.*	3,623	25,071
KiOR, Inc., Class A*	994	10,119
Knightsbridge Tankers Ltd.	2,228	30,457
Kodiak Oil & Gas Corp.*	25,639	243,571
L&L Energy, Inc.*	2,210	5,724
Magnum Hunter Resources Corp.*	11,198	60,357
McMoRan Exploration Co.*	9,710	141,281
Miller Energy Resources, Inc.*	3,052	8,515
Nordic American Tankers Ltd.	4,759	57,060

Northern Oil and Gas, Inc.*	6,270	$150,355
Oasis Petroleum, Inc.*	5,918	172,155
Overseas Shipholding Group, Inc.	59,714	652,674
Panhandle Oil and Gas, Inc., Class A	721	23,656
Patriot Coal Corp.*	9,209	78,000
Penn Virginia Corp.	4,628	24,482
Petroleum Development Corp.*	2,367	83,105
PetroQuest Energy, Inc.*	5,671	37,429
Rentech, Inc.*	21,628	28,333
Resolute Energy Corp.*	4,614	49,831
REX American Resources Corp.*	580	12,824
Rex Energy Corp.*	3,537	52,206
Rosetta Resources, Inc.*	5,308	230,898
Scorpio Tankers, Inc.*	2,861	13,990
SemGroup Corp., Class A*	4,175	108,801
Ship Finance International Ltd.	4,539	42,394
Solazyme, Inc.*	1,104	13,138
Stone Energy Corp.*	4,850	127,943
Swift Energy Co.*	4,182	124,289
Syntroleum Corp.*	8,990	8,630
Targa Resources Corp.	1,619	65,877
Teekay Corp.	29,869	798,398
Teekay Tankers Ltd., Class A	4,219	14,851
Triangle Petroleum Corp.*	4,243	25,331
Uranerz Energy Corp.*	6,425	11,694
Uranium Energy Corp.*	7,200	22,032
Uranium Resources, Inc.*	9,355	6,792
Ur-Energy, Inc.*	10,180	8,745
USEC, Inc.*	11,783	13,433
VAALCO Energy, Inc.*	5,050	30,502
Venoco, Inc.*	2,951	19,978
Voyager Oil & Gas, Inc.*	4,597	11,814
W&T Offshore, Inc.	3,521	74,680
Warren Resources, Inc.*	7,072	23,055
Western Refining, Inc.*	5,341	70,982
Westmoreland Coal Co.*	952	12,138
World Fuel Services Corp.	7,074	296,967
Zion Oil & Gas, Inc.*	3,426	7,571

		8,231,627

Total Energy		28,564,510

Financials (13.9%)
Capital Markets (0.6%)
Apollo Investment Corp.	19,820	127,641
Arlington Asset Investment Corp., Class A	689	14,696
Artio Global Investors, Inc.	3,166	15,450
BGC Partners, Inc., Class A	7,569	44,960
BlackRock Kelso Capital Corp.	6,491	52,967
Calamos Asset Management, Inc., Class A	1,938	24,244
Capital Southwest Corp.	285	23,242
CIFC Corp.*	1,091	5,891
Cohen & Steers, Inc.	1,758	50,806
Cowen Group, Inc., Class A*	6,945	17,988
Diamond Hill Investment Group, Inc.	262	19,383
Duff & Phelps Corp., Class A	3,051	44,240
Edelman Financial Group, Inc.	1,878	12,338
Epoch Holding Corp.	1,441	32,033

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Evercore Partners, Inc., Class A	2,069	$55,077
FBR & Co.*	4,819	9,879
Fidus Investment Corp.	459	5,953
Fifth Street Finance Corp.	7,285	69,717
Financial Engines, Inc.*	3,858	86,149
FXCM, Inc., Class A	1,802	17,570
GAMCO Investors, Inc., Class A	652	28,355
GFI Group, Inc.	7,044	29,021
Gladstone Capital Corp.	2,100	16,023
Gladstone Investment Corp.	2,137	15,536
Gleacher & Co., Inc.*	7,826	13,148
Golub Capital BDC, Inc.	1,004	15,562
Harris & Harris Group, Inc.*	3,073	10,633
Hercules Technology Growth Capital, Inc.	4,358	41,140
HFF, Inc., Class A*	2,917	30,133
ICG Group, Inc.*	3,656	28,224
INTL FCStone, Inc.*	1,367	32,220
Investment Technology Group, Inc.*	4,006	43,305
JMP Group, Inc.	1,611	11,519
KBW, Inc.	3,209	48,713
Knight Capital Group, Inc., Class A*	9,999	118,188
Kohlberg Capital Corp.	1,826	11,522
Ladenburg Thalmann Financial Services, Inc.*	10,804	26,794
Main Street Capital Corp.	2,296	48,767
Manning & Napier, Inc.*	1,248	15,588
MCG Capital Corp.	7,827	31,230
Medallion Financial Corp.	1,549	17,628
Medley Capital Corp.	1,136	11,814
MVC Capital, Inc.	2,480	28,743
New Mountain Finance Corp.	733	9,830
NGP Capital Resources Co.	2,112	15,185
Oppenheimer Holdings, Inc., Class A	1,024	16,486
PennantPark Investment Corp.	4,523	45,637
Piper Jaffray Cos., Inc.*	1,620	32,724
Prospect Capital Corp.	10,925	101,493
Pzena Investment Management, Inc., Class A	1,100	4,763
Safeguard Scientifics, Inc.*	1,978	31,233
Solar Capital Ltd.	3,756	82,970
Solar Senior Capital Ltd.	818	12,884
Stifel Financial Corp.*	5,346	171,339
SWS Group, Inc.	2,906	19,964
TICC Capital Corp.	3,233	27,965
Triangle Capital Corp.	2,244	42,905
Virtus Investment Partners, Inc.*	542	41,197
Walter Investment Management Corp.	2,586	53,039
Westwood Holdings Group, Inc.	600	21,930

		2,135,574

Commercial Banks (2.7%)
1st Source Corp.	1,525	38,628
1st United Bancorp, Inc.*	2,572	14,275
Alliance Financial Corp./New York	453	13,989
Ameris Bancorp*	2,305	23,695
Ames National Corp.	797	15,541

Arrow Financial Corp.	1,016	$23,815
BancFirst Corp.	676	25,377
Banco Latinoamericano de Comercio Exterior S.A., Class E	2,842	45,614
Bancorp Rhode Island, Inc.	373	14,808
Bancorp, Inc./Delaware*	2,960	21,401
BancorpSouth, Inc.	8,416	92,744
Bank of Kentucky Financial Corp.	544	10,907
Bank of Marin Bancorp/California	544	20,449
Bank of the Ozarks, Inc.	2,787	82,579
Banner Corp.	1,651	28,315
BBCN Bancorp, Inc.*	7,376	69,703
Boston Private Financial Holdings, Inc.	7,758	61,599
Bridge Bancorp, Inc.	687	13,671
Bridge Capital Holdings*	828	8,611
Bryn Mawr Bank Corp.	1,100	21,439
Camden National Corp.	764	24,906
Capital Bank Corp.*	1,228	2,468
Capital City Bank Group, Inc.	1,266	12,090
Cardinal Financial Corp.	2,803	30,104
Cascade Bancorp*	558	2,444
Cathay General Bancorp	7,905	118,022
Center Bancorp, Inc.	1,105	10,796
Centerstate Banks, Inc.	2,951	19,536
Central Pacific Financial Corp.*	1,419	18,333
Century Bancorp, Inc./Massachusetts, Class A	355	10,025
Chemical Financial Corp.	52,145	1,111,731
Citizens & Northern Corp.	1,187	21,924
City Holding Co.	1,528	51,784
CNB Financial Corp./Pennsylvania	1,300	20,514
CoBiz Financial, Inc.	3,148	18,164
Columbia Banking System, Inc.	3,901	75,172
Community Bank System, Inc.	3,734	103,805
Community Trust Bancorp, Inc.	1,410	41,482
CVB Financial Corp.	8,935	89,618
Eagle Bancorp, Inc.*	1,653	24,035
Encore Bancshares, Inc.*	754	10,194
Enterprise Bancorp, Inc./Massachusetts	539	7,708
Enterprise Financial Services Corp.	1,640	24,272
F.N.B. Corp./Pennsylvania	12,672	143,320
Financial Institutions, Inc.	1,442	23,274
First Bancorp, Inc./Maine	889	13,664
First Bancorp/North Carolina	1,518	16,926
First Busey Corp.	7,688	38,440
First Commonwealth Financial Corp.	10,586	55,682
First Community Bancshares, Inc./Virginia	1,659	20,704
First Connecticut Bancorp, Inc./Connecticut	1,743	22,676
First Financial Bancorp	5,880	97,843
First Financial Bankshares, Inc.	3,167	105,873
First Financial Corp./Indiana	1,102	36,675
First Interstate Bancsystem, Inc.	1,548	20,170
First Merchants Corp.	2,478	20,989

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

First Midwest Bancorp, Inc./Illinois	7,372	$74,678
First of Long Island Corp.	800	21,056
FirstMerit Corp.	10,993	166,324
German American Bancorp, Inc.	1,254	22,810
Glacier Bancorp, Inc.	7,253	87,254
Great Southern Bancorp, Inc.	1,001	23,614
Hampton Roads Bankshares, Inc.*	970	2,658
Hancock Holding Co.	7,735	247,288
Hanmi Financial Corp.*	2,927	21,660
Heartland Financial USA, Inc.	1,301	19,957
Heritage Commerce Corp.*	1,962	9,300
Heritage Financial Corp./Washington	1,526	19,167
Home Bancshares, Inc./Arkansas	2,235	57,909
Hudson Valley Holding Corp.	1,606	34,079
IBERIABANK Corp.	2,973	146,569
Independent Bank Corp./Massachusetts	2,170	59,219
International Bancshares Corp.	5,281	96,827
Investors Bancorp, Inc.*	4,601	62,021
Lakeland Bancorp, Inc.	2,137	18,421
Lakeland Financial Corp.	1,639	42,401
MainSource Financial Group, Inc.	1,989	17,563
MB Financial, Inc.	5,413	92,562
Merchants Bancshares, Inc.	504	14,717
Metro Bancorp, Inc.*	1,381	11,573
MidSouth Bancorp, Inc.	835	10,863
National Bankshares, Inc./Virginia	705	19,684
National Penn Bancshares, Inc.	12,381	104,496
NBT Bancorp, Inc.	3,488	77,189
Old National Bancorp/Indiana	9,417	109,708
OmniAmerican Bancorp, Inc.*	1,183	18,573
Oriental Financial Group, Inc.	96,456	1,168,082
Orrstown Financial Services, Inc.	787	6,493
Pacific Capital Bancorp N.A.*	406	11,465
Pacific Continental Corp.	1,802	15,948
PacWest Bancorp	2,990	56,660
Park National Corp.	1,296	84,318
Park Sterling Corp.*	3,312	13,513
Penns Woods Bancorp, Inc.	399	15,473
Peoples Bancorp, Inc./Ohio	15,156	224,460
Pinnacle Financial Partners, Inc.*	3,366	54,361
PrivateBancorp, Inc.	6,060	66,539
Prosperity Bancshares, Inc.	4,700	189,645
Renasant Corp.	2,570	38,550
Republic Bancorp, Inc./Kentucky, Class A	1,038	23,770
S&T Bancorp, Inc.	2,829	55,307
Sandy Spring Bancorp, Inc.	2,424	42,541
SCBT Financial Corp.	1,413	40,991
Seacoast Banking Corp. of Florida*	6,971	10,596
Sierra Bancorp	1,210	10,648
Signature Bank/New York*	4,618	277,034
Simmons First National Corp., Class A	1,748	47,528
Southside Bancshares, Inc.	1,639	35,501
Southwest Bancorp, Inc./Oklahoma*	1,932	11,515

State Bancorp, Inc./New York	1,433	$17,483
State Bank Financial Corp.*	3,160	47,748
StellarOne Corp.	2,287	26,026
Sterling Bancorp/New York	3,122	26,974
Sterling Financial Corp./Washington*	2,671	44,606
Suffolk Bancorp*	1,050	11,329
Sun Bancorp, Inc./New Jersey*	3,625	8,772
Susquehanna Bancshares, Inc.	15,756	132,035
SVB Financial Group*	4,304	205,258
SY Bancorp, Inc.	1,220	25,047
Taylor Capital Group, Inc.*	1,141	11,091
Texas Capital Bancshares, Inc.*	3,716	113,747
Tompkins Financial Corp.	847	32,618
Tower Bancorp, Inc.	1,055	30,110
TowneBank/Virginia	2,380	29,131
Trico Bancshares	1,376	19,567
Trustmark Corp.	6,419	155,918
UMB Financial Corp.	3,213	119,684
Umpqua Holdings Corp.	11,457	141,952
Union First Market Bankshares Corp.	1,964	26,102
United Bankshares, Inc./Virginia	3,840	108,557
United Community Banks, Inc./Georgia*	4,018	28,086
Univest Corp. of Pennsylvania	1,748	25,591
Virginia Commerce Bancorp, Inc.*	2,283	17,648
Washington Banking Co.	1,586	18,889
Washington Trust Bancorp, Inc.	1,421	33,905
Webster Financial Corp.	7,175	146,298
WesBanco, Inc.	2,309	44,956
West Bancorp, Inc.	1,465	14,035
West Coast Bancorp/Oregon*	1,928	30,077
Westamerica Bancorp	2,876	126,256
Western Alliance Bancorp*	6,886	42,900
Wilshire Bancorp, Inc.*	5,817	21,116
Wintrust Financial Corp.	3,461	97,081

		9,304,194

Consumer Finance (0.2%)
Advance America Cash Advance Centers, Inc.	5,624	50,335
Cash America International, Inc.	2,938	136,999
Credit Acceptance Corp.*	673	55,374
DFC Global Corp.*	4,373	78,976
EZCORP, Inc., Class A*	4,737	124,915
First Cash Financial Services, Inc.*	3,160	110,884
First Marblehead Corp.*	5,794	6,779
Imperial Holdings, Inc.*	1,800	3,384
Nelnet, Inc., Class A	2,603	63,695
Netspend Holdings, Inc.*	2,447	19,845
Nicholas Financial, Inc.	924	11,846
World Acceptance Corp.*	1,499	110,177

		773,209

Diversified Financial Services (0.1%)
California First National Bancorp	200	3,216
Compass Diversified Holdings	4,053	50,217
Gain Capital Holdings, Inc.	707	4,737
MarketAxess Holdings, Inc.	2,849	85,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Marlin Business Services Corp.	891	$11,316
NewStar Financial, Inc.*	2,780	28,273
PHH Corp.*	5,636	60,305
PICO Holdings, Inc.*	2,302	47,375

		291,222

Insurance (6.5%)
Alterra Capital Holdings Ltd.	9,026	213,284
American Equity Investment Life Holding Co.	5,971	62,098
American National Insurance Co.	511	37,318
American Safety Insurance Holdings Ltd.*	1,040	22,620
AMERISAFE, Inc.*	1,836	42,687
Amtrust Financial Services, Inc.	2,413	57,309
Argo Group International Holdings Ltd.	2,707	78,395
Arthur J. Gallagher & Co.	32,000	1,070,080
Aspen Insurance Holdings Ltd.	67,950	1,800,675
Baldwin & Lyons, Inc., Class B	880	19,184
Citizens, Inc./Texas*	3,688	35,737
CNO Financial Group, Inc.*	21,950	138,504
Crawford & Co., Class B	2,649	16,318
Delphi Financial Group, Inc., Class A	4,859	215,254
Donegal Group, Inc., Class A	858	12,149
eHealth, Inc.*	1,976	29,047
EMC Insurance Group, Inc.	440	9,051
Employers Holdings, Inc.	3,435	62,139
Enstar Group Ltd.*	690	67,758
FBL Financial Group, Inc., Class A	1,292	43,954
First American Financial Corp.	10,446	132,351
Flagstone Reinsurance Holdings S.A.	5,148	42,677
Fortegra Financial Corp.*	534	3,567
Global Indemnity plc*	1,376	27,286
Greenlight Capital Reinsurance Ltd., Class A*	2,755	65,211
Hallmark Financial Services*	1,098	7,675
Hanover Insurance Group, Inc.	51,300	1,792,935
Harleysville Group, Inc.	1,202	67,997
HCC Insurance Holdings, Inc.	25,100	690,250
Hilltop Holdings, Inc.*	3,949	33,369
Horace Mann Educators Corp.	3,989	54,689
Independence Holding Co.	639	5,195
Infinity Property & Casualty Corp.	1,239	70,301
Kansas City Life Insurance Co.	445	14,605
Maiden Holdings Ltd.	5,154	45,149
Meadowbrook Insurance Group, Inc.	5,248	56,049
Montpelier Reinsurance Holdings Ltd.	92,266	1,637,722
National Financial Partners Corp.*	4,071	55,040
National Interstate Corp.	655	16,159
National Western Life Insurance Co., Class A	215	29,274
Navigators Group, Inc.*	1,162	55,404
Old Republic International Corp.	191,100	1,771,497

OneBeacon Insurance Group Ltd., Class A	2,278	$35,058
Phoenix Cos., Inc.*	11,831	19,876
Platinum Underwriters Holdings Ltd.	3,706	126,412
Presidential Life Corp.	2,145	21,429
Primerica, Inc.	3,414	79,341
ProAssurance Corp.	3,056	243,930
Protective Life Corp.	157,500	3,553,200
RLI Corp.	5,998	437,014
Safety Insurance Group, Inc.	1,294	52,381
SeaBright Holdings, Inc.	2,040	15,606
Selective Insurance Group, Inc.	5,393	95,618
StanCorp Financial Group, Inc.	55,400	2,035,950
State Auto Financial Corp.	1,563	21,241
Stewart Information Services Corp.	1,870	21,598
Symetra Financial Corp.	6,694	60,715
Tower Group, Inc.	99,787	2,012,704
Transatlantic Holdings, Inc.	11,900	651,287
United Fire & Casualty Co.	2,165	43,690
Universal Insurance Holdings, Inc.	1,829	6,548
Validus Holdings Ltd.	60,322	1,900,143

		22,141,704

Real Estate Investment Trusts (REITs) (2.9%)
Acadia Realty Trust (REIT)	4,277	86,139
AG Mortgage Investment Trust, Inc. (REIT)	669	13,467
Agree Realty Corp. (REIT)	1,066	25,989
Alexander’s, Inc. (REIT)	208	76,966
American Assets Trust, Inc. (REIT)	3,286	67,396
American Campus Communities, Inc. (REIT)	6,829	286,545
American Capital Mortgage Investment Corp. (REIT)	835	15,715
Anworth Mortgage Asset Corp. (REIT)	14,036	88,146
Apollo Commercial Real Estate Finance, Inc. (REIT)	2,289	30,055
ARMOUR Residential REIT, Inc. (REIT)	9,147	64,486
Ashford Hospitality Trust, Inc. (REIT)	5,318	42,544
Associated Estates Realty Corp. (REIT)	4,161	66,368
BioMed Realty Trust, Inc. (REIT)	15,439	279,137
Campus Crest Communities, Inc. (REIT)	3,088	31,065
CapLease, Inc. (REIT)	7,050	28,482
Capstead Mortgage Corp. (REIT)	8,743	108,763
CBL & Associates Properties, Inc. (REIT)	14,787	232,156
Cedar Realty Trust, Inc. (REIT)	5,620	24,222
Chatham Lodging Trust (REIT)	1,429	15,405
Chesapeake Lodging Trust (REIT)	3,317	51,281
Cogdell Spencer, Inc. (REIT)	4,879	20,736
Colonial Properties Trust (REIT)	8,335	173,868
Colony Financial, Inc. (REIT)	3,430	53,885

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Coresite Realty Corp. (REIT)	1,962	$34,963
Cousins Properties, Inc. (REIT)	9,261	59,363
CreXus Investment Corp. (REIT)	6,032	62,612
CubeSmart (REIT)	12,193	129,733
CYS Investments, Inc. (REIT)	8,433	110,810
DCT Industrial Trust, Inc. (REIT)	25,094	128,481
DiamondRock Hospitality Co. (REIT)	16,969	163,581
DuPont Fabros Technology, Inc. (REIT)	5,953	144,182
Dynex Capital, Inc. (REIT)	4,406	40,227
EastGroup Properties, Inc. (REIT)	2,782	120,961
Education Realty Trust, Inc. (REIT)	9,137	93,471
Entertainment Properties Trust (REIT)	4,728	206,661
Equity Lifestyle Properties, Inc. (REIT)	3,095	206,406
Equity One, Inc. (REIT)	5,528	93,865
Excel Trust, Inc. (REIT)	3,170	38,040
Extra Space Storage, Inc. (REIT)	9,457	229,143
FelCor Lodging Trust, Inc. (REIT)*	12,730	38,826
First Industrial Realty Trust, Inc. (REIT)*	8,739	89,400
First Potomac Realty Trust (REIT)	5,090	66,424
Franklin Street Properties Corp. (REIT)	7,363	73,262
Getty Realty Corp. (REIT)	2,800	39,060
Gladstone Commercial Corp. (REIT)	1,276	22,394
Glimcher Realty Trust (REIT)	10,767	99,056
Government Properties Income Trust (REIT)	3,685	83,097
Hatteras Financial Corp. (REIT)	7,710	203,313
Healthcare Realty Trust, Inc. (REIT)	7,882	146,526
Hersha Hospitality Trust (REIT)	14,227	69,428
Highwoods Properties, Inc. (REIT)	7,292	216,354
Home Properties, Inc. (REIT)	4,822	277,603
Hudson Pacific Properties, Inc. (REIT)	2,273	32,186
Inland Real Estate Corp. (REIT)	7,909	60,187
Invesco Mortgage Capital, Inc. (REIT)	11,692	164,273
Investors Real Estate Trust (REIT)	8,413	61,373
iStar Financial, Inc. (REIT)*	7,919	41,891
Kilroy Realty Corp. (REIT)	5,911	225,032
Kite Realty Group Trust (REIT)	5,648	25,472
LaSalle Hotel Properties (REIT)	8,543	206,826
Lexington Realty Trust (REIT)	12,140	90,929
LTC Properties, Inc. (REIT)	3,187	98,351
Medical Properties Trust, Inc. (REIT)	11,343	111,955
MFA Financial, Inc. (REIT)	36,339	244,198
Mid-America Apartment Communities, Inc. (REIT)	3,703	231,623
Mission West Properties, Inc. (REIT)	1,862	16,795

Monmouth Real Estate Investment Corp. (REIT), Class A	4,039	$36,957
MPG Office Trust, Inc. (REIT)*	5,230	10,408
National Health Investors, Inc. (REIT)	2,502	110,038
National Retail Properties, Inc. (REIT)	10,605	279,760
Newcastle Investment Corp. (REIT)	10,682	49,671
NorthStar Realty Finance Corp. (REIT)	9,868	47,070
Omega Healthcare Investors, Inc. (REIT)	10,344	200,156
One Liberty Properties, Inc. (REIT)	1,290	21,285
Parkway Properties, Inc./Maryland (REIT)	2,223	21,919
Pebblebrook Hotel Trust (REIT)	5,171	99,180
Pennsylvania Real Estate Investment Trust (REIT)	5,694	59,445
PennyMac Mortgage Investment Trust (REIT)	2,385	39,639
Post Properties, Inc. (REIT)	5,016	219,299
Potlatch Corp. (REIT)	4,078	126,867
PS Business Parks, Inc. (REIT)	1,930	106,980
RAIT Financial Trust (REIT)	4,220	20,045
Ramco-Gershenson Properties Trust (REIT)	4,060	39,910
Redwood Trust, Inc. (REIT)	8,100	82,458
Resource Capital Corp. (REIT)	7,564	42,434
Retail Opportunity Investments Corp. (REIT)	4,834	57,235
RLJ Lodging Trust (REIT)	2,826	47,562
Sabra Health Care REIT, Inc. (REIT)	3,833	46,341
Saul Centers, Inc. (REIT)	759	26,884
Sovran Self Storage, Inc. (REIT)	2,843	121,311
STAG Industrial, Inc. (REIT)	1,590	18,237
Strategic Hotels & Resorts, Inc. (REIT)*	17,655	94,807
Summit Hotel Properties, Inc. (REIT)	2,660	25,110
Sun Communities, Inc. (REIT)	2,147	78,430
Sunstone Hotel Investors, Inc. (REIT)*	11,772	95,942
Tanger Factory Outlet Centers (REIT)	8,661	253,941
Terreno Realty Corp. (REIT)	992	15,019
Two Harbors Investment Corp. (REIT)	14,476	133,758
UMH Properties, Inc. (REIT)	1,494	13,909
Universal Health Realty Income Trust (REIT)	1,131	44,109
Urstadt Biddle Properties, Inc. (REIT), Class A	2,492	45,055
Washington Real Estate Investment Trust (REIT)	6,743	184,421
Whitestone REIT (REIT), Class B	978	11,638
Winthrop Realty Trust (REIT)	3,125	31,781

		9,740,160

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	814	$5,844
Consolidated-Tomoka Land Co.	438	11,857
Forestar Group, Inc.*	3,589	54,302
Kennedy-Wilson Holdings, Inc.	2,584	27,339
Tejon Ranch Co.*	1,428	34,957

		134,299

Thrifts & Mortgage Finance (0.8%)
Apollo Residential Mortgage, Inc.	1,059	16,160
Astoria Financial Corp.	8,874	75,340
Bank Mutual Corp.	4,862	15,461
BankFinancial Corp.	2,044	11,283
Beneficial Mutual Bancorp, Inc.*	3,303	27,613
Berkshire Hills Bancorp, Inc.	2,040	45,268
BofI Holding, Inc.*	886	14,398
Brookline Bancorp, Inc.	5,989	50,547
Cape Bancorp, Inc.*	1,045	8,203
Charter Financial Corp.	572	5,297
Clifton Savings Bancorp, Inc.	914	8,482
Dime Community Bancshares, Inc.	3,230	40,698
Doral Financial Corp.*	12,627	12,071
ESB Financial Corp.	1,175	16,532
ESSA Bancorp, Inc.	1,120	11,726
Farmer Mac, Class C	967	17,425
First Defiance Financial Corp.	914	13,335
First Financial Holdings, Inc.	1,751	15,637
First PacTrust Bancorp, Inc.	996	10,209
Flagstar Bancorp, Inc.*	19,417	9,806
Flushing Financial Corp.	3,158	39,886
Fox Chase Bancorp, Inc.	1,287	16,255
Franklin Financial Corp.*	1,374	16,268
Home Federal Bancorp, Inc./Idaho	1,700	17,680
Kearny Financial Corp.	1,352	12,844
Meridian Interstate Bancorp, Inc.*	876	10,906
MGIC Investment Corp.*	19,000	70,870
Northfield Bancorp, Inc./New Jersey	1,752	24,808
Northwest Bancshares, Inc.	9,967	123,990
OceanFirst Financial Corp.	1,443	18,860
Ocwen Financial Corp.*	9,585	138,791
Oritani Financial Corp.	4,645	59,317
Provident Financial Services, Inc.	6,135	82,148
Provident New York Bancorp	3,714	24,661
Radian Group, Inc.	13,436	31,440
Rockville Financial, Inc.	2,959	30,655
Roma Financial Corp.	808	7,951
Territorial Bancorp, Inc.	1,083	21,389
TrustCo Bank Corp./New York	238,722	1,339,230
United Financial Bancorp, Inc.	1,607	25,857
ViewPoint Financial Group	3,509	45,652
Walker & Dunlop, Inc.*	1,095	13,753
Westfield Financial, Inc.	2,781	20,468
WSFS Financial Corp.	651	23,410

		2,642,580

Total Financials		47,162,942

Health Care (5.6%)
Biotechnology (1.2%)
Achillion Pharmaceuticals, Inc.*	4,547	34,648
Acorda Therapeutics, Inc.*	3,981	94,907

Aegerion Pharmaceuticals, Inc.*	896	$14,999
Affymax, Inc.*	3,522	23,280
Alkermes plc*	9,563	166,014
Allos Therapeutics, Inc.*	8,036	11,411
Alnylam Pharmaceuticals, Inc.*	3,731	30,408
AMAG Pharmaceuticals, Inc.*	2,123	40,146
Amicus Therapeutics, Inc.*	1,467	5,046
Anacor Pharmaceuticals, Inc.*	1,009	6,256
Anthera Pharmaceuticals, Inc.*	1,964	12,059
Ardea Biosciences, Inc.*	1,683	28,291
Arena Pharmaceuticals, Inc.*	14,887	27,839
ARIAD Pharmaceuticals, Inc.*	13,071	160,120
ArQule, Inc.*	5,291	29,841
Array BioPharma, Inc.*	5,949	12,850
Astex Pharmaceuticals*	5,534	10,459
AVEO Pharmaceuticals, Inc.*	3,173	54,576
AVI BioPharma, Inc.*	13,468	10,034
BioCryst Pharmaceuticals, Inc.*	3,100	7,657
BioMimetic Therapeutics, Inc.*	1,777	5,064
BioSante Pharmaceuticals, Inc.*	11,097	5,572
Biospecifics Technologies Corp.*	500	8,310
Biotime, Inc.*	2,667	15,495
Cell Therapeutics, Inc.*	18,413	21,359
Celldex Therapeutics, Inc.*	4,543	11,812
Cepheid, Inc.*	6,153	211,725
Chelsea Therapeutics International Ltd.*	5,338	27,384
Cleveland Biolabs, Inc.*	3,078	8,803
Clovis Oncology, Inc.*	1,069	15,062
Codexis, Inc.*	2,416	12,805
Cubist Pharmaceuticals, Inc.*	6,011	238,156
Curis, Inc.*	7,757	36,303
Cytori Therapeutics, Inc.*	4,787	10,531
DUSA Pharmaceuticals, Inc.*	2,420	10,600
Dyax Corp.*	10,027	13,637
Dynavax Technologies Corp.*	14,842	49,275
Emergent Biosolutions, Inc.*	2,441	41,106
Enzon Pharmaceuticals, Inc.*	3,636	24,361
Exact Sciences Corp.*	5,467	44,392
Exelixis, Inc.*	12,942	61,280
Genomic Health, Inc.*	1,614	40,979
Geron Corp.*	12,889	19,076
GTx, Inc.*	2,247	7,550
Halozyme Therapeutics, Inc.*	8,192	77,906
Horizon Pharma, Inc.*	675	2,700
Idenix Pharmaceuticals, Inc.*	5,749	42,801
Immunogen, Inc.*	7,537	87,278
Immunomedics, Inc.*	6,656	22,165
Incyte Corp.*	8,661	130,002
Infinity Pharmaceuticals, Inc.*	2,000	17,680
Inhibitex, Inc.*	6,246	68,331
Insmed, Inc.*	2,447	7,463
InterMune, Inc.*	5,451	68,683
Ironwood Pharmaceuticals, Inc.*	5,050	60,449
Isis Pharmaceuticals, Inc.*	9,921	71,530
Keryx Biopharmaceuticals, Inc.*	6,925	17,520
Lexicon Pharmaceuticals, Inc.*	17,249	22,251
Ligand Pharmaceuticals, Inc., Class B*	2,008	23,835
MannKind Corp.*	7,825	19,563
Maxygen, Inc.*	2,935	16,524

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Medivation, Inc.*	3,098	$142,849
Metabolix, Inc.*	3,389	15,420
Micromet, Inc.*	9,126	65,616
Momenta Pharmaceuticals, Inc.*	4,636	80,620
Nabi Biopharmaceuticals*	4,466	8,396
Neurocrine Biosciences, Inc.*	5,009	42,577
NewLink Genetics Corp.*	695	4,893
Novavax, Inc.*	10,052	12,666
NPS Pharmaceuticals, Inc.*	8,641	56,944
Nymox Pharmaceutical Corp.*	1,914	15,733
OncoGenex Pharmaceutical, Inc.*	951	11,165
Oncothyreon, Inc.*	4,149	31,449
Onyx Pharmaceuticals, Inc.*	6,339	278,599
Opko Health, Inc.*	10,871	53,268
Orexigen Therapeutics, Inc.*	3,514	5,658
Osiris Therapeutics, Inc.*	1,736	9,288
PDL BioPharma, Inc.	13,995	86,769
Peregrine Pharmaceuticals, Inc.*	8,646	8,905
Pharmacyclics, Inc.*	4,577	67,831
PharmAthene, Inc.*	3,510	4,458
Progenics Pharmaceuticals, Inc.*	2,998	25,603
Raptor Pharmaceutical Corp.*	4,694	29,384
Rigel Pharmaceuticals, Inc.*	6,884	54,315
Sangamo BioSciences, Inc.*	5,429	15,418
Savient Pharmaceuticals, Inc.*	6,733	15,015
Sciclone Pharmaceuticals, Inc.*	3,518	15,092
Seattle Genetics, Inc.*	9,555	159,712
SIGA Technologies, Inc.*	3,438	8,664
Spectrum Pharmaceuticals, Inc.*	5,635	82,440
Sunesis Pharmaceuticals, Inc.*	2,789	3,263
Synta Pharmaceuticals Corp.*	2,372	11,077
Targacept, Inc.*	2,753	15,334
Theravance, Inc.*	6,929	153,131
Trius Therapeutics, Inc.*	882	6,306
Vanda Pharmaceuticals, Inc.*	2,850	13,566
Vical, Inc.*	7,386	32,572
Zalicus, Inc.*	7,446	9,010
ZIOPHARM Oncology, Inc.*	6,030	26,592
Zogenix, Inc.*	1,989	4,455

		4,162,212

Health Care Equipment & Supplies (2.3%)
Abaxis, Inc.*	2,257	62,451
ABIOMED, Inc.*	3,207	59,233
Accuray, Inc.*	6,851	28,980
Align Technology, Inc.*	6,101	144,746
Alphatec Holdings, Inc.*	5,125	8,815
Analogic Corp.	1,234	70,733
AngioDynamics, Inc.*	2,550	37,766
Antares Pharma, Inc.*	8,695	19,129
ArthroCare Corp.*	2,695	85,378
AtriCure, Inc.*	1,359	15,085
Atrion Corp.	160	38,437
Bacterin International Holdings, Inc.*	2,019	5,774
Biolase Technology, Inc.*	2,886	7,416
Cantel Medical Corp.	1,344	37,538
Cardiovascular Systems, Inc.*	1,470	14,480
Cerus Corp.*	4,702	13,166
Conceptus, Inc.*	2,998	37,895
CONMED Corp.*	2,866	73,570
CryoLife, Inc.*	2,926	14,045

Cyberonics, Inc.*	2,829	$94,771
Cynosure, Inc., Class A*	870	10,231
Delcath Systems, Inc.*	4,835	14,747
DexCom, Inc.*	6,735	62,703
DynaVox, Inc., Class A*	840	3,058
Endologix, Inc.*	4,954	56,872
Exactech, Inc.*	888	14,625
Greatbatch, Inc.*	2,359	52,134
Haemonetics Corp.*	2,583	158,131
Hansen Medical, Inc.*	4,434	11,440
HeartWare International, Inc.*	1,208	83,352
Hill-Rom Holdings, Inc.	16,800	565,992
ICU Medical, Inc.*	1,216	54,720
Insulet Corp.*	4,612	86,844
Integra LifeSciences Holdings Corp.*	1,916	59,070
Invacare Corp.	2,880	44,035
IRIS International, Inc.*	1,801	16,839
Kensey Nash Corp.*	865	16,599
MAKO Surgical Corp.*	3,219	81,151
Masimo Corp.*	5,210	97,349
Medical Action Industries, Inc.*	1,461	7,641
Meridian Bioscience, Inc.	4,114	77,508
Merit Medical Systems, Inc.*	4,161	55,674
Natus Medical, Inc.*	2,987	28,167
Neogen Corp.*	2,335	71,544
Neoprobe Corp.*	9,627	25,223
NuVasive, Inc.*	4,174	52,551
NxStage Medical, Inc.*	4,481	79,672
OraSure Technologies, Inc.*	4,731	43,099
Orthofix International N.V.*	1,774	62,498
Palomar Medical Technologies, Inc.*	2,001	18,609
Quidel Corp.*	2,845	43,045
Rockwell Medical Technologies, Inc.*	1,591	13,476
RTI Biologics, Inc.*	5,624	24,971
Solta Medical, Inc.*	6,354	19,952
SonoSite, Inc.*	1,352	72,819
Spectranetics Corp.*	3,429	24,757
STAAR Surgical Co.*	3,472	36,421
Stereotaxis, Inc.*	4,285	3,529
STERIS Corp.	42,518	1,267,887
SurModics, Inc.*	1,567	22,972
Symmetry Medical, Inc.*	3,767	30,098
Synergetics USA, Inc.*	2,114	15,601
Synovis Life Technologies, Inc.*	1,117	31,086
Teleflex, Inc.	31,600	1,936,764
Tornier N.V.*	1,048	18,864
Unilife Corp.*	6,232	19,444
Uroplasty, Inc.*	2,023	8,598
Vascular Solutions, Inc.*	1,605	17,864
Volcano Corp.*	5,234	124,517
West Pharmaceutical Services, Inc.	24,971	947,649
Wright Medical Group, Inc.*	3,924	64,746
Young Innovations, Inc.	596	17,659
Zeltiq Aesthetics, Inc.*	650	7,384
Zoll Medical Corp.*	2,170	137,101

		7,788,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Health Care Providers & Services (1.0%)
Accretive Health, Inc.*	4,019	$92,357
Air Methods Corp.*	1,120	94,584
Alliance HealthCare Services, Inc.*	2,785	3,509
Almost Family, Inc.*	845	14,010
Amedisys, Inc.*	2,959	32,283
American Dental Partners, Inc.*	1,594	30,015
AMN Healthcare Services, Inc.*	4,000	17,720
Amsurg Corp.*	3,152	82,078
Assisted Living Concepts, Inc., Class A	1,980	29,482
Bio-Reference Labs, Inc.*	2,456	39,959
BioScrip, Inc.*	4,103	22,402
Capital Senior Living Corp.*	2,877	22,843
CardioNet, Inc.*	2,483	5,885
Centene Corp.*	4,989	197,515
Chemed Corp.	1,969	100,832
Chindex International, Inc.*	1,189	10,130
Corvel Corp.*	643	33,250
Cross Country Healthcare, Inc.*	2,863	15,890
Emeritus Corp.*	3,086	54,036
Ensign Group, Inc.	1,658	40,621
ExamWorks Group, Inc.*	2,741	25,985
Five Star Quality Care, Inc.*	4,502	13,506
Gentiva Health Services, Inc.*	3,100	20,925
Hanger Orthopedic Group, Inc.*	3,378	63,135
HealthSouth Corp.*	9,517	168,165
Healthspring, Inc.*	6,759	368,636
Healthways, Inc.*	3,499	24,003
HMS Holdings Corp.*	8,450	270,231
IPC The Hospitalist Co., Inc.*	1,621	74,112
Kindred Healthcare, Inc.*	5,063	59,591
Landauer, Inc.	938	48,307
LHC Group, Inc.*	1,607	20,618
Magellan Health Services, Inc.*	2,829	139,951
MedQuist Holdings, Inc.*	3,344	32,169
Metropolitan Health Networks, Inc.*	4,125	30,814
Molina Healthcare, Inc.*	2,745	61,296
MWI Veterinary Supply, Inc.*	1,260	83,714
National Healthcare Corp.	1,028	43,073
National Research Corp.	203	7,878
Owens & Minor, Inc.	6,355	176,605
PharMerica Corp.*	2,965	45,009
Providence Service Corp.*	1,277	17,572
PSS World Medical, Inc.*	5,505	133,166
RadNet, Inc.*	3,031	6,456
Select Medical Holdings Corp.*	4,458	37,804
Skilled Healthcare Group, Inc., Class A*	1,912	10,440
Sun Healthcare Group, Inc.*	2,584	10,026
Sunrise Senior Living, Inc.*	5,812	37,662
Team Health Holdings, Inc.*	2,667	58,861
Triple-S Management Corp., Class B*	2,001	40,060
U.S. Physical Therapy, Inc.	1,208	23,773
Universal American Corp.	3,250	41,307
Vanguard Health Systems, Inc.*	3,140	32,091
WellCare Health Plans, Inc.*	4,247	222,967

		3,389,309

Health Care Technology (0.2%)
athenahealth, Inc.*	3,472	$170,545
Computer Programs & Systems, Inc.	1,114	56,937
Epocrates, Inc.*	673	5,249
HealthStream, Inc.*	1,784	32,915
MedAssets, Inc.*	4,782	44,233
Medidata Solutions, Inc.*	2,116	46,023
Merge Healthcare, Inc.*	5,716	27,723
Omnicell, Inc.*	3,346	55,276
Quality Systems, Inc.	3,864	142,929
Transcend Services, Inc.*	904	21,452

		603,282

Life Sciences Tools & Services (0.3%)
Affymetrix, Inc.*	7,238	29,603
Albany Molecular Research, Inc.*	2,251	6,595
BG Medicine, Inc.*	629	2,969
Cambrex Corp.*	2,876	20,650
Complete Genomics, Inc.*	975	2,857
Enzo Biochem, Inc.*	4,230	9,475
eResearchTechnology, Inc.*	4,896	22,962
Fluidigm Corp.*	654	8,607
Furiex Pharmaceuticals, Inc.*	975	16,292
Harvard Bioscience, Inc.*	2,158	8,351
Luminex Corp.*	3,821	81,120
Medtox Scientific, Inc.*	762	10,706
Mettler-Toledo International, Inc.*	3,900	576,069
Pacific Biosciences of California, Inc.*	3,368	9,430
PAREXEL International Corp.*	5,836	121,039
Sequenom, Inc.*	9,748	43,379

		970,104

Pharmaceuticals (0.6%)
Acura Pharmaceuticals, Inc.*	1,022	3,567
Akorn, Inc.*	5,656	62,895
Alimera Sciences, Inc.*	1,085	1,356
Ampio Pharmaceuticals, Inc.*	1,938	8,275
Auxilium Pharmaceuticals, Inc.*	4,829	96,242
AVANIR Pharmaceuticals, Inc., Class A*	12,502	25,629
Cadence Pharmaceuticals, Inc.*	4,491	17,739
Columbia Laboratories, Inc.*	7,271	18,178
Corcept Therapeutics, Inc.*	3,999	13,677
Cornerstone Therapeutics, Inc.*	921	5,158
Depomed, Inc.*	5,401	27,977
Durect Corp.*	8,356	9,860
Endocyte, Inc.*	1,646	6,189
Hi-Tech Pharmacal Co., Inc.*	1,042	40,523
Impax Laboratories, Inc.*	6,544	131,993
ISTA Pharmaceuticals, Inc.*	3,016	21,263
Jazz Pharmaceuticals, Inc.*	2,226	85,990
KV Pharmaceutical Co., Class A*	5,205	7,287
Lannett Co., Inc.*	1,400	6,188
MAP Pharmaceuticals, Inc.*	2,187	28,803
Medicines Co.*	5,430	101,215
Medicis Pharmaceutical Corp., Class A	6,160	204,820
Nektar Therapeutics*	11,503	64,359
Neostem, Inc.*	4,003	2,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Obagi Medical Products, Inc.*	1,864	$18,938
Optimer Pharmaceuticals, Inc.*	4,645	56,855
Pacira Pharmaceuticals, Inc.*	711	6,150
Pain Therapeutics, Inc.*	3,783	14,375
Par Pharmaceutical Cos., Inc.*	3,578	117,108
Pernix Therapeutics Holdings*	281	2,602
Pozen, Inc.*	2,420	9,559
Questcor Pharmaceuticals, Inc.*	5,297	220,249
Sagent Pharmaceuticals, Inc.*	677	14,217
Salix Pharmaceuticals Ltd.*	5,854	280,114
Santarus, Inc.*	5,210	17,245
Sucampo Pharmaceuticals, Inc., Class A*	1,121	4,966
Transcept Pharmaceuticals, Inc.*	467	3,657
ViroPharma, Inc.*	7,048	193,045
Vivus, Inc.*	8,809	85,888
XenoPort, Inc.*	3,561	13,567

		2,049,748

Total Health Care		18,963,345

Industrials (22.4%)
Aerospace & Defense (1.6%)
AAR Corp.	90,474	1,734,387
Aerovironment, Inc.*	1,717	54,034
American Science & Engineering, Inc.	910	61,980
Astronics Corp.*	1,051	37,636
Ceradyne, Inc.*	57,080	1,528,602
Cubic Corp.	1,594	69,483
Curtiss-Wright Corp.	4,618	163,154
DigitalGlobe, Inc.*	3,545	60,655
Ducommun, Inc.	1,108	14,127
Esterline Technologies Corp.*	3,030	169,589
GenCorp, Inc.*	5,990	31,867
GeoEye, Inc.*	2,249	49,973
HEICO Corp.	4,157	243,101
Hexcel Corp.*	9,757	236,217
KEYW Holding Corp.*	1,801	13,327
Kratos Defense & Security Solutions, Inc.*	3,304	19,725
LMI Aerospace, Inc.*	932	16,357
Moog, Inc., Class A*	4,511	198,168
National Presto Industries, Inc.	477	44,647
Orbital Sciences Corp.*	5,895	85,654
Taser International, Inc.*	5,384	27,566
Teledyne Technologies, Inc.*	3,667	201,135
Triumph Group, Inc.	3,753	219,363

		5,280,747

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	5,200	24,544
Atlas Air Worldwide Holdings, Inc.*	2,636	101,301
Forward Air Corp.	2,947	94,451
Hub Group, Inc., Class A*	3,616	117,267
Pacer International, Inc.*	3,360	17,976
Park-Ohio Holdings Corp.*	859	15,325

		370,864

Airlines (0.7%)
Alaska Air Group, Inc.*	3,591	$269,648
Allegiant Travel Co.*	1,477	78,783
Hawaiian Holdings, Inc.*	4,910	28,478
JetBlue Airways Corp.*	24,544	127,629
Republic Airways Holdings, Inc.*	4,760	16,327
SkyWest, Inc.	141,494	1,781,410
Spirit Airlines, Inc.*	1,570	24,492
U.S. Airways Group, Inc.*	16,061	81,429

		2,408,196

Building Products (2.8%)
A.O. Smith Corp.	20,982	841,798
AAON, Inc.	1,830	37,497
Ameresco, Inc., Class A*	1,756	24,092
American Woodmark Corp.	61,846	844,816
Apogee Enterprises, Inc.	116,736	1,431,183
Builders FirstSource, Inc.*	3,615	7,375
Gibraltar Industries, Inc.*	102,568	1,431,849
Griffon Corp.	4,768	43,532
Insteel Industries, Inc.	1,726	18,969
NCI Building Systems, Inc.*	1,972	21,436
Quanex Building Products Corp.	3,668	55,093
Simpson Manufacturing Co., Inc.	65,881	2,217,555
Trex Co., Inc.*	1,586	36,335
Universal Forest Products, Inc.	80,220	2,476,391
USG Corp.*	7,176	72,908

		9,560,829

Commercial Services & Supplies (2.0%)
A.T. Cross Co., Class A*	879	9,915
ABM Industries, Inc.	89,318	1,841,737
ACCO Brands Corp.*	5,569	53,741
American Reprographics Co.*	3,790	17,396
Brink’s Co.	4,695	126,202
Casella Waste Systems, Inc., Class A*	2,352	15,053
Cenveo, Inc.*	5,594	19,020
Clean Harbors, Inc.*	4,680	298,256
CompX International, Inc.	143	2,106
Consolidated Graphics, Inc.*	813	39,252
Courier Corp.	1,097	12,868
Deluxe Corp.	5,140	116,986
Encore Capital Group, Inc.*	1,621	34,462
EnergySolutions, Inc.*	8,141	25,156
EnerNOC, Inc.*	2,333	25,360
Ennis, Inc.	2,541	33,872
Fuel Tech, Inc.*	1,923	12,653
G&K Services, Inc., Class A	1,839	53,533
GEO Group, Inc.*	6,531	109,394
Healthcare Services Group, Inc.	6,673	118,045
Heritage-Crystal Clean, Inc.*	449	7,435
Herman Miller, Inc.	5,741	105,921
HNI Corp.	4,514	117,815
InnerWorkings, Inc.*	2,543	23,675
Interface, Inc., Class A	5,324	61,439
Intersections, Inc.	878	9,737
Kimball International, Inc., Class B	3,257	16,513
Knoll, Inc.	4,782	71,013
McGrath RentCorp	2,430	70,446
Metalico, Inc.*	4,142	13,627

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Mine Safety Appliances Co.	47,527	$1,574,094
Mobile Mini, Inc.*	3,722	64,949
Multi-Color Corp.	1,170	30,104
NL Industries, Inc.	697	9,040
Portfolio Recovery Associates, Inc.*	1,730	116,810
Quad/Graphics, Inc.	2,525	36,209
Rollins, Inc.	6,314	140,297
Schawk, Inc.	60,724	680,716
Standard Parking Corp.*	1,563	27,931
Steelcase, Inc., Class A	7,958	59,367
Swisher Hygiene, Inc.*	8,525	31,884
Sykes Enterprises, Inc.*	3,902	61,105
Team, Inc.*	1,941	57,745
Tetra Tech, Inc.*	6,183	133,491
TMS International Corp., Class A*	1,247	12,320
TRC Cos., Inc.*	1,707	10,259
U.S. Ecology, Inc.	1,852	34,781
UniFirst Corp.	1,398	79,323
United Stationers, Inc.	4,242	138,120
Viad Corp.	2,078	36,323
WCA Waste Corp.*	1,518	9,882

		6,807,378

Construction & Engineering (1.4%)
Aegion Corp.*	3,998	61,329
Argan, Inc.	849	12,913
Comfort Systems USA, Inc.	3,804	40,779
Dycom Industries, Inc.*	3,476	72,718
EMCOR Group, Inc.	55,666	1,492,406
Furmanite Corp.*	3,773	23,808
Granite Construction, Inc.	107,298	2,545,109
Great Lakes Dredge & Dock Corp.	5,759	32,020
Layne Christensen Co.*	1,987	48,085
MasTec, Inc.*	5,675	98,575
Michael Baker Corp.*	822	16,119
MYR Group, Inc.*	2,019	38,644
Northwest Pipe Co.*	915	20,917
Orion Marine Group, Inc.*	2,811	18,693
Pike Electric Corp.*	1,690	12,151
Primoris Services Corp.	2,655	39,639
Sterling Construction Co., Inc.*	1,729	18,621
Tutor Perini Corp.*	3,130	38,624
UniTek Global Services, Inc.*	994	4,503

		4,635,653

Electrical Equipment (2.2%)
A123 Systems, Inc.*	8,867	14,276
Active Power, Inc.*	7,831	5,168
Acuity Brands, Inc.	4,341	230,073
American Superconductor Corp.*	4,660	17,195
AZZ, Inc.	1,270	57,709
Belden, Inc.	4,746	157,947
Brady Corp., Class A	66,681	2,105,119
Broadwind Energy, Inc.*	11,767	8,002
Capstone Turbine Corp.*	25,230	29,267
Coleman Cable, Inc.*	806	7,012
Encore Wire Corp.	1,851	47,941
EnerSys*	8,500	220,745
Franklin Electric Co., Inc.	32,654	1,422,408

FuelCell Energy, Inc.*	12,388	$10,802
Generac Holdings, Inc.*	2,493	69,879
General Cable Corp.*	16,100	402,661
Global Power Equipment Group, Inc.*	1,565	37,169
II-VI, Inc.*	5,180	95,105
LSI Industries, Inc.	1,887	11,322
Powell Industries, Inc.*	34,400	1,076,032
PowerSecure International, Inc.*	1,953	9,667
Preformed Line Products Co.	247	14,736
Roper Industries, Inc.	17,350	1,507,194
SatCon Technology Corp.*	7,808	4,686
Thermon Group Holdings, Inc.*	972	17,127
Valence Technology, Inc.*	6,544	6,413
Vicor Corp.	1,950	15,522

		7,601,177

Industrial Conglomerates (0.7%)
Carlisle Cos., Inc.	48,700	2,157,410
Raven Industries, Inc.	1,815	112,349
Seaboard Corp.*	31	63,116
Standex International Corp.	1,259	43,020

		2,375,895

Machinery (8.6%)
Accuride Corp.*	4,027	28,672
Actuant Corp., Class A	6,880	156,107
Alamo Group, Inc.	622	16,750
Albany International Corp., Class A	2,769	64,019
Altra Holdings, Inc.*	2,716	51,142
American Railcar Industries, Inc.*	949	22,710
Ampco-Pittsburgh Corp.	875	16,922
Astec Industries, Inc.*	45,599	1,468,744
Barnes Group, Inc.	5,480	132,123
Blount International, Inc.*	4,871	70,727
Briggs & Stratton Corp.	86,420	1,338,646
Cascade Corp.	932	43,962
Chart Industries, Inc.*	2,919	157,830
CIRCOR International, Inc.	18,387	649,245
CLARCOR, Inc.	5,032	251,550
Colfax Corp.*	2,486	70,801
Columbus McKinnon Corp.*	1,943	24,657
Commercial Vehicle Group, Inc.*	2,871	25,954
Douglas Dynamics, Inc.	1,828	26,725
Dynamic Materials Corp.	1,324	26,189
Energy Recovery, Inc.*	4,440	11,455
EnPro Industries, Inc.*	64,084	2,113,490
ESCO Technologies, Inc.	2,678	77,073
Federal Signal Corp.*	6,304	26,162
Flow International Corp.*	4,576	16,016
FreightCar America, Inc.*	1,213	25,412
Gardner Denver, Inc.	32,000	2,465,920
Gorman-Rupp Co.	1,542	41,865
Graco, Inc.	34,700	1,418,883
Graham Corp.	1,010	22,664
Greenbrier Cos., Inc.*	2,010	48,803
Hurco Cos., Inc.*	623	13,083
John Bean Technologies Corp.	2,821	43,359
Kadant, Inc.*	1,221	27,607
Kaydon Corp.	57,298	1,747,589
Kennametal, Inc.	54,500	1,990,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

L.B. Foster Co., Class A	850	$24,046
Lincoln Electric Holdings, Inc.	54,500	2,132,040
Lindsay Corp.	1,274	69,930
Lydall, Inc.*	1,734	16,456
Meritor, Inc.*	9,548	50,795
Met-Pro Corp.	1,355	12,249
Middleby Corp.*	1,859	174,820
Miller Industries, Inc.	1,164	18,310
Mueller Industries, Inc.	60,404	2,320,722
Mueller Water Products, Inc., Class A	15,749	38,428
NACCO Industries, Inc., Class A	594	52,997
NN, Inc.*	1,659	9,954
Nordson Corp.	30,300	1,247,754
Omega Flex, Inc.*	299	4,225
Pentair, Inc.	33,400	1,111,886
PMFG, Inc.*	1,723	33,616
RBC Bearings, Inc.*	2,215	92,365
Robbins & Myers, Inc.	3,955	192,015
Sauer-Danfoss, Inc.*	1,165	42,185
Sun Hydraulics Corp.	2,016	47,235
Tecumseh Products Co., Class A*	1,816	8,535
Tennant Co.	1,932	75,097
Timken Co.	12,000	464,520
Titan International, Inc.	4,141	80,584
Trimas Corp.*	2,548	45,737
Trinity Industries, Inc.	103,400	3,108,204
Twin Disc, Inc.	857	31,126
Wabash National Corp.*	191,002	1,497,456
Watts Water Technologies, Inc., Class A	37,532	1,283,970
Woodward, Inc.	6,148	251,638
Xerium Technologies, Inc.*	1,088	7,115

		29,279,206

Marine (0.0%)
Baltic Trading Ltd.	1,839	8,735
Eagle Bulk Shipping, Inc.*	6,672	6,286
Excel Maritime Carriers Ltd.*	4,521	6,555
Genco Shipping & Trading Ltd.*	2,980	20,145
International Shipholding Corp.	571	10,672
Ultrapetrol Bahamas Ltd.*	2,073	6,178

		58,571

Professional Services (0.8%)
Acacia Research Corp. - Acacia Technologies*	4,241	154,839
Advisory Board Co.*	1,573	116,732
Barrett Business Services, Inc.	775	15,469
CBIZ, Inc.*	4,001	24,446
CDI Corp.	1,257	17,359
Corporate Executive Board Co.	3,423	130,416
CoStar Group, Inc.*	2,513	167,693
CRA International, Inc.*	1,101	21,844
Dolan Co.*	3,040	25,901
Exponent, Inc.*	1,321	60,726
Franklin Covey Co.*	1,419	12,019
FTI Consulting, Inc.*	4,182	177,400
GP Strategies Corp.*	1,544	20,813
Heidrick & Struggles International, Inc.	1,803	38,837
Hill International, Inc.*	2,570	13,210

Hudson Highland Group, Inc.*	3,439	$16,473
Huron Consulting Group, Inc.*	2,191	84,879
ICF International, Inc.*	1,963	48,643
Insperity, Inc.	42,993	1,089,873
Kelly Services, Inc., Class A	2,635	36,047
Kforce, Inc.*	2,844	35,067
Korn/Ferry International*	4,714	80,421
Mistras Group, Inc.*	1,511	38,515
Navigant Consulting, Inc.*	5,167	58,956
Odyssey Marine Exploration, Inc.*	7,437	20,377
On Assignment, Inc.*	3,674	41,075
Pendrell Corp.*	14,965	38,310
Resources Connection, Inc.	4,697	49,741
RPX Corp.*	947	11,980
TrueBlue, Inc.*	3,911	54,285
VSE Corp.	440	10,683

		2,713,029

Road & Rail (0.9%)
Amerco, Inc.	869	76,820
Arkansas Best Corp.	2,572	49,562
Avis Budget Group, Inc.*	10,539	112,978
Celadon Group, Inc.	2,010	23,738
Covenant Transportation Group, Inc., Class A*	707	2,100
Dollar Thrifty Automotive Group, Inc.*	2,878	202,208
Genesee & Wyoming, Inc., Class A*	29,748	1,802,134
Heartland Express, Inc.	4,928	70,421
Knight Transportation, Inc.	6,145	96,108
Marten Transport Ltd.	1,583	28,478
Old Dominion Freight Line, Inc.*	4,716	191,140
Patriot Transportation Holding, Inc.*	633	13,736
Quality Distribution, Inc.*	1,451	16,324
RailAmerica, Inc.*	2,170	32,311
Roadrunner Transportation Systems, Inc.*	861	12,166
Saia, Inc.*	1,537	19,182
Swift Transportation Co.*	7,958	65,574
Universal Truckload Services, Inc.	600	10,890
Werner Enterprises, Inc.	4,324	104,208
Zipcar, Inc.*	1,011	13,568

		2,943,646

Trading Companies & Distributors (0.6%)
Aceto Corp.	2,772	19,127
Aircastle Ltd.	5,391	68,574
Applied Industrial Technologies, Inc.	28,893	1,016,167
Beacon Roofing Supply, Inc.*	4,628	93,624
CAI International, Inc.*	1,257	19,433
DXP Enterprises, Inc.*	882	28,400
Essex Rental Corp.*	1,541	4,546
H&E Equipment Services, Inc.*	2,891	38,797
Houston Wire & Cable Co.	1,765	24,392
Interline Brands, Inc.*	3,372	52,502
Kaman Corp.	2,643	72,207
Lawson Products, Inc.	390	6,018
RSC Holdings, Inc.*	6,805	125,893

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Rush Enterprises, Inc., Class A*	3,238	$67,739
SeaCube Container Leasing Ltd.	1,117	16,543
TAL International Group, Inc.	2,236	64,374
Textainer Group Holdings Ltd.	1,149	33,459
Titan Machinery, Inc.*	1,544	33,551
United Rentals, Inc.*	6,192	182,974
Watsco, Inc.	2,805	184,176

		2,152,496

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	2,155	30,148

Total Industrials		76,217,835

Information Technology (7.4%)
Communications Equipment (0.7%)
ADTRAN, Inc.	6,487	195,648
Anaren, Inc.*	1,527	25,379
Arris Group, Inc.*	12,408	134,255
Aruba Networks, Inc.*	8,483	157,105
Aviat Networks, Inc.*	6,151	11,256
Bel Fuse, Inc., Class B	1,076	20,175
Black Box Corp.	1,794	50,304
Blue Coat Systems, Inc.*	4,378	111,420
Calix, Inc.*	3,776	24,431
Communications Systems, Inc.	609	8,563
Comtech Telecommunications Corp.	1,986	56,839
Dialogic, Inc.*	1,417	1,700
Digi International, Inc.*	2,576	28,748
Emcore Corp.*	8,740	7,536
Emulex Corp.*	8,831	60,581
Extreme Networks, Inc.*	9,116	26,619
Finisar Corp.*	9,012	150,906
Globecomm Systems, Inc.*	2,284	31,245
Harmonic, Inc.*	11,449	57,703
Infinera Corp.*	10,487	65,858
InterDigital, Inc.	4,515	196,719
Ixia*	3,860	40,569
KVH Industries, Inc.*	1,512	11,763
Loral Space & Communications, Inc.*	1,102	71,498
Meru Networks, Inc.*	1,060	4,378
NETGEAR, Inc.*	3,674	123,336
Numerex Corp., Class A*	850	6,995
Oclaro, Inc.*	5,081	14,328
Oplink Communications, Inc.*	1,960	32,281
Opnext, Inc.*	3,992	3,225
ORBCOMM, Inc.*	3,292	9,843
Plantronics, Inc.	4,293	153,002
Powerwave Technologies, Inc.*	2,974	6,186
Procera Networks, Inc.*	1,450	22,591
ShoreTel, Inc.*	4,782	30,509
Sonus Networks, Inc.*	21,025	50,460
Sycamore Networks, Inc.*	1,997	35,746
Symmetricom, Inc.*	4,436	23,910
Tekelec*	6,031	65,919
Ubiquiti Networks, Inc.*	762	13,891
ViaSat, Inc.*	3,596	165,848
Westell Technologies, Inc., Class A*	5,171	11,480

		2,320,748

Computers & Peripherals (0.2%)
3D Systems Corp.*	4,225	$60,840
Avid Technology, Inc.*	2,953	25,189
Cray, Inc.*	3,639	23,544
Dot Hill Systems Corp.*	5,394	7,174
Electronics for Imaging, Inc.*	4,712	67,146
Imation Corp.*	3,046	17,454
Immersion Corp.*	2,871	14,872
Intermec, Inc.*	5,923	40,632
Intevac, Inc.*	2,321	17,175
Novatel Wireless, Inc.*	3,078	9,634
OCZ Technology Group, Inc.*	5,162	34,121
Quantum Corp.*	22,750	54,600
Rimage Corp.	977	10,991
Silicon Graphics International Corp.*	3,133	35,904
STEC, Inc.*	3,556	30,546
Stratasys, Inc.*	2,130	64,773
Super Micro Computer, Inc.*	2,678	41,991
Synaptics, Inc.*	3,239	97,656
Xyratex Ltd.	2,730	36,364

		690,606

Electronic Equipment, Instruments & Components (2.3%)
Aeroflex Holding Corp.*	1,971	20,183
Agilysys, Inc.*	1,797	14,286
Anixter International, Inc.*	2,907	173,373
Badger Meter, Inc.	1,512	44,498
Benchmark Electronics, Inc.*	177,540	2,391,464
Brightpoint, Inc.*	6,853	73,738
Checkpoint Systems, Inc.*	3,990	43,651
Cognex Corp.	4,106	146,954
Coherent, Inc.*	2,331	121,841
CTS Corp.	3,545	32,614
Daktronics, Inc.	3,541	33,887
DDi Corp.	1,588	14,816
DTS, Inc.*	1,763	48,024
Echelon Corp.*	3,479	16,943
Electro Rent Corp.	1,921	32,945
Electro Scientific Industries, Inc.*	2,302	33,333
eMagin Corp.*	1,695	6,272
Fabrinet*	2,043	27,948
FARO Technologies, Inc.*	1,629	74,934
FEI Co.*	3,843	156,718
GSI Group, Inc.*	2,555	26,138
Identive Group, Inc.*	3,842	8,568
Insight Enterprises, Inc.*	4,337	66,313
InvenSense, Inc.*	999	9,950
Kemet Corp.*	4,430	31,232
LeCroy Corp.*	1,602	13,473
Littelfuse, Inc.	2,238	96,189
Maxwell Technologies, Inc.*	2,801	45,488
Measurement Specialties, Inc.*	1,511	42,248
Mercury Computer Systems, Inc.*	3,013	40,043
Methode Electronics, Inc.	3,779	31,328
Microvision, Inc.*	10,620	3,824
MTS Systems Corp.	1,584	64,548
Multi-Fineline Electronix, Inc.*	43,324	890,308
NeoPhotonics Corp.*	824	3,774
Newport Corp.*	3,792	51,609
OSI Systems, Inc.*	1,909	93,121
Park Electrochemical Corp.	2,073	53,110

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

PC Connection, Inc.	890	$9,870
Plexus Corp.*	3,552	97,254
Power-One, Inc.*	6,918	27,049
Pulse Electronics Corp.	4,264	11,939
RadiSys Corp.*	2,007	10,155
RealD, Inc.*	4,045	32,117
Richardson Electronics Ltd.	1,338	16,444
Rofin-Sinar Technologies, Inc.*	83,472	1,907,335
Rogers Corp.*	1,614	59,492
Sanmina-SCI Corp.*	7,834	72,935
Scansource, Inc.*	2,722	97,992
SYNNEX Corp.*	2,521	76,790
TTM Technologies, Inc.*	5,260	57,650
Universal Display Corp.*	3,821	140,192
Viasystems Group, Inc.*	259	4,382
Vishay Precision Group, Inc.*	1,209	19,320
X-Rite, Inc.*	2,765	12,830
Zygo Corp.*	1,639	28,928

		7,762,360

Internet Software & Services (0.6%)
Active Network, Inc.*	1,224	16,646
Ancestry.com, Inc.*	3,193	73,311
Angie’s List, Inc.*	1,015	16,342
Bankrate, Inc.*	2,339	50,289
Carbonite, Inc.*	771	8,558
comScore, Inc.*	3,202	67,882
Constant Contact, Inc.*	2,932	68,052
Cornerstone OnDemand, Inc.*	1,124	20,502
DealerTrack Holdings, Inc.*	4,065	110,812
Demand Media, Inc.*	800	5,320
Dice Holdings, Inc.*	4,855	40,248
Digital River, Inc.*	3,638	54,643
EarthLink, Inc.	11,067	71,271
Envestnet, Inc.*	1,904	22,772
FriendFinder Networks, Inc.*	608	456
InfoSpace, Inc.*	3,789	41,641
Internap Network Services Corp.*	5,302	31,494
IntraLinks Holdings, Inc.*	3,228	20,143
j2 Global, Inc.	4,582	128,937
Keynote Systems, Inc.	1,425	29,270
KIT Digital, Inc.*	3,774	31,890
Limelight Networks, Inc.*	6,820	20,187
Liquidity Services, Inc.*	1,886	69,593
LivePerson, Inc.*	5,301	66,528
LogMeIn, Inc.*	2,053	79,143
LoopNet, Inc.*	1,699	31,058
Marchex, Inc., Class B	2,089	13,056
Move, Inc.*	4,043	25,552
NIC, Inc.	6,428	85,557
OpenTable, Inc.*	2,379	93,090
Openwave Systems, Inc.*	8,454	13,357
Perficient, Inc.*	2,549	25,515
Quepasa Corp.*	701	2,327
QuinStreet, Inc.*	2,761	25,843
RealNetworks, Inc.	2,161	16,208
Responsys, Inc.*	942	8,374
RightNow Technologies, Inc.*	2,480	105,970
Saba Software, Inc.*	2,890	22,802
SciQuest, Inc.*	1,214	17,324
SPS Commerce, Inc.*	809	20,994
Stamps.com, Inc.*	1,019	26,626

support.com, Inc.*	4,839	$10,888
TechTarget, Inc.*	1,546	9,029
Travelzoo, Inc.*	563	13,839
United Online, Inc.	8,865	48,226
ValueClick, Inc.*	7,817	127,339
Vocus, Inc.*	1,797	39,696
Web.com Group, Inc.*	2,903	33,239
XO Group, Inc.*	2,698	22,501
Zillow, Inc.*	377	8,475
Zix Corp.*	6,637	18,716

		2,011,531

IT Services (0.7%)
Acxiom Corp.*	8,152	99,536
CACI International, Inc., Class A*	2,643	147,796
Cardtronics, Inc.*	4,314	116,737
Cass Information Systems, Inc.	952	34,625
CIBER, Inc.*	6,508	25,121
Computer Task Group, Inc.*	1,552	21,852
Convergys Corp.*	10,551	134,736
CSG Systems International, Inc.*	3,470	51,044
Dynamics Research Corp.*	838	9,503
Echo Global Logistics, Inc.*	1,130	18,249
Euronet Worldwide, Inc.*	5,129	94,784
ExlService Holdings, Inc.*	1,641	36,709
Forrester Research, Inc.*	1,433	48,636
Global Cash Access Holdings, Inc.*	5,068	22,553
Hackett Group, Inc.*	3,007	11,246
Heartland Payment Systems, Inc.	3,810	92,812
Higher One Holdings, Inc.*	3,066	56,537
iGATE Corp.*	3,098	48,731
Jack Henry & Associates, Inc.	8,609	289,348
Lionbridge Technologies, Inc.*	6,414	14,688
ManTech International Corp., Class A	2,341	73,133
MAXIMUS, Inc.	3,439	142,203
ModusLink Global Solutions, Inc.	4,420	23,868
MoneyGram International, Inc.*	1,069	18,975
NCI, Inc., Class A*	708	8,248
PRGX Global, Inc.*	1,862	11,079
Sapient Corp.	10,828	136,433
ServiceSource International, Inc.*	994	15,596
Stream Global Services, Inc.*	700	2,317
Syntel, Inc.	1,546	72,306
TeleTech Holdings, Inc.*	2,567	41,585
TNS, Inc.*	2,587	45,842
Unisys Corp.*	4,239	83,551
Virtusa Corp.*	1,545	22,372
Wright Express Corp.*	3,839	208,381

		2,281,132

Semiconductors & Semiconductor Equipment (1.5%)
Advanced Analogic Technologies, Inc.*	4,311	24,918
Advanced Energy Industries, Inc.*	4,371	46,901
Alpha & Omega Semiconductor Ltd.*	1,430	10,453
Amkor Technology, Inc.*	9,200	40,112
Amtech Systems, Inc.*	961	8,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

ANADIGICS, Inc.*	6,786	$14,861
Applied Micro Circuits Corp.*	6,457	43,391
ATMI, Inc.*	3,152	63,134
Axcelis Technologies, Inc.*	10,177	13,535
AXT, Inc.*	3,256	13,577
Brooks Automation, Inc.	6,699	68,799
Cabot Microelectronics Corp.*	2,317	109,478
Cavium, Inc.*	4,813	136,834
CEVA, Inc.*	2,315	70,052
Cirrus Logic, Inc.*	6,667	105,672
Cohu, Inc.	97,390	1,105,376
Cymer, Inc.*	3,030	150,773
Diodes, Inc.*	3,541	75,423
DSP Group, Inc.*	2,413	12,572
Entegris, Inc.*	13,514	117,910
Entropic Communications, Inc.*	8,625	44,074
Exar Corp.*	3,770	24,505
FormFactor, Inc.*	5,175	26,185
FSI International, Inc.*	3,886	14,223
GSI Technology, Inc.*	2,063	9,655
GT Advanced Technologies, Inc.*	12,686	91,847
Hittite Microwave Corp.*	3,101	153,127
Inphi Corp.*	2,228	26,647
Integrated Device Technology, Inc.*	14,389	78,564
Integrated Silicon Solution, Inc.*	2,557	23,371
Intermolecular, Inc.*	964	8,271
IXYS Corp.*	2,466	26,707
Kopin Corp.*	6,693	25,969
Kulicke & Soffa Industries, Inc.*	7,174	66,359
Lattice Semiconductor Corp.*	11,936	70,900
LTX-Credence Corp.*	5,036	26,943
MaxLinear, Inc., Class A*	1,575	7,481
Micrel, Inc.	5,133	51,895
Microsemi Corp.*	8,538	143,011
Mindspeed Technologies, Inc.*	3,310	15,160
MIPS Technologies, Inc.*	5,292	23,602
MKS Instruments, Inc.	5,260	146,333
Monolithic Power Systems, Inc.*	3,053	46,009
MoSys, Inc.*	3,156	13,255
Nanometrics, Inc.*	2,021	37,227
Netlogic Microsystems, Inc.*	6,824	338,266
NVE Corp.*	492	27,321
OmniVision Technologies, Inc.*	5,853	71,611
PDF Solutions, Inc.*	2,304	16,059
Pericom Semiconductor Corp.*	2,585	19,672
Photronics, Inc.*	5,786	35,179
PLX Technology, Inc.*	4,334	12,439
Power Integrations, Inc.	2,903	96,263
Rambus, Inc.*	9,880	74,594
RF Micro Devices, Inc.*	27,665	149,391
Rubicon Technology, Inc.*	1,769	16,611
Rudolph Technologies, Inc.*	3,187	29,512
Semtech Corp.*	6,452	160,139
Sigma Designs, Inc.*	3,238	19,428
Silicon Image, Inc.*	8,024	37,713
Spansion, Inc., Class A*	5,050	41,814
Standard Microsystems Corp.*	2,262	58,292
STR Holdings, Inc.*	3,047	25,077
Supertex, Inc.*	906	17,105
Tessera Technologies, Inc.*	5,175	86,681

TriQuint Semiconductor, Inc.*	16,551	$80,603
Ultra Clean Holdings, Inc.*	2,353	14,377
Ultratech, Inc.*	2,545	62,531
Veeco Instruments, Inc.*	4,117	85,634
Volterra Semiconductor Corp.*	2,450	62,744

		5,072,325

Software (1.4%)
Accelrys, Inc.*	5,636	37,874
ACI Worldwide, Inc.*	3,302	94,569
Actuate Corp.*	3,728	21,846
Advent Software, Inc.*	3,239	78,902
American Software, Inc., Class A	2,393	22,614
Aspen Technology, Inc.*	8,390	145,566
Blackbaud, Inc.	4,473	123,902
Bottomline Technologies, Inc.*	3,621	83,899
BroadSoft, Inc.*	2,272	68,614
Callidus Software, Inc.*	2,950	18,939
CommVault Systems, Inc.*	4,391	187,583
Concur Technologies, Inc.*	4,473	227,184
Convio, Inc.*	1,174	12,984
Deltek, Inc.*	2,180	21,408
DemandTec, Inc.*	3,210	42,276
Digimarc Corp.*	627	14,979
Ebix, Inc.	2,913	64,377
Ellie Mae, Inc.*	770	4,350
EPIQ Systems, Inc.	3,207	38,548
ePlus, Inc.*	396	11,199
Fair Isaac Corp.	3,536	126,730
FalconStor Software, Inc.*	3,020	7,792
Glu Mobile, Inc.*	4,422	13,885
Guidance Software, Inc.*	1,293	8,379
Imperva, Inc.*	549	19,111
Interactive Intelligence Group, Inc.*	1,422	32,592
JDA Software Group, Inc.*	4,235	137,172
Kenexa Corp.*	2,649	70,728
Magma Design Automation, Inc.*	6,699	48,099
Manhattan Associates, Inc.*	2,029	82,134
Mentor Graphics Corp.*	9,519	129,078
MicroStrategy, Inc., Class A*	791	85,681
Monotype Imaging Holdings, Inc.*	3,583	55,859
Motricity, Inc.*	3,713	3,342
NetScout Systems, Inc.*	3,750	66,000
NetSuite, Inc.*	2,696	109,323
Opnet Technologies, Inc.	1,447	53,061
Parametric Technology Corp.*	11,849	216,363
Pegasystems, Inc.	1,654	48,628
Progress Software Corp.*	6,646	128,600
PROS Holdings, Inc.*	2,155	32,066
QAD, Inc., Class A*	505	5,302
QAD, Inc., Class B*	219	2,267
QLIK Technologies, Inc.*	6,994	169,255
Quest Software, Inc.*	5,608	104,309
RealPage, Inc.*	3,043	76,897
Rosetta Stone, Inc.*	1,039	7,927
S1 Corp.*	5,333	51,037
SeaChange International, Inc.*	2,667	18,749
Smith Micro Software, Inc.*	3,380	3,819
SolarWinds, Inc.*	5,670	158,476
Sourcefire, Inc.*	2,834	91,765

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

SRS Labs, Inc.*	1,277	$7,343
SS&C Technologies Holdings, Inc.*	2,510	45,331
SuccessFactors, Inc.*	8,340	332,516
Synchronoss Technologies, Inc.*	2,659	80,328
Take-Two Interactive Software, Inc.*	7,392	100,162
Taleo Corp., Class A*	4,083	157,971
Tangoe, Inc.*	1,022	15,739
TeleCommunication Systems, Inc., Class A*	4,400	10,340
TeleNav, Inc.*	1,637	12,785
THQ, Inc.*	6,935	5,271
TiVo, Inc.*	11,850	106,294
Tyler Technologies, Inc.*	2,951	88,855
Ultimate Software Group, Inc.*	2,592	168,791
VASCO Data Security International, Inc.*	2,749	17,923
Verint Systems, Inc.*	2,121	58,412
VirnetX Holding Corp.*	4,106	102,527
Wave Systems Corp., Class A*	8,239	17,879
Websense, Inc.*	4,042	75,707

		4,890,213

Total Information Technology		25,028,915

Materials (5.1%)
Chemicals (2.7%)
A. Schulman, Inc.	64,831	1,373,121
American Vanguard Corp.	2,291	30,562
Balchem Corp.	2,884	116,917
Cabot Corp.	44,300	1,423,802
Calgon Carbon Corp.*	5,574	87,568
Chase Corp.	708	9,841
Chemtura Corp.*	9,684	109,817
Ferro Corp.*	8,745	42,763
Flotek Industries, Inc.*	5,015	49,949
FutureFuel Corp.	1,881	23,362
Georgia Gulf Corp.*	3,406	66,383
H.B. Fuller Co.	36,381	840,765
Hawkins, Inc.	892	32,879
Innophos Holdings, Inc.	2,153	104,550
Innospec, Inc.*	2,374	66,638
KMG Chemicals, Inc.	699	12,072
Koppers Holdings, Inc.	2,087	71,709
Kraton Performance Polymers, Inc.*	3,212	65,204
Landec Corp.*	2,663	14,700
LSB Industries, Inc.*	1,850	51,855
Minerals Technologies, Inc.	1,837	103,846
NewMarket Corp.	898	177,903
Olin Corp.	7,938	155,982
OM Group, Inc.*	3,137	70,237
Omnova Solutions, Inc.*	4,608	21,243
PolyOne Corp.	9,390	108,454
Quaker Chemical Corp.	1,288	50,090
RPM International, Inc.	100,050	2,456,227
Senomyx, Inc.*	4,092	14,240
Sensient Technologies Corp.	31,985	1,212,231
Spartech Corp.*	2,978	14,086
Stepan Co.	799	64,048
TPC Group, Inc.*	1,325	30,912

Tredegar Corp.	2,316	$51,462
Zep, Inc.	2,169	30,323
Zoltek Cos., Inc.*	2,772	21,123

		9,176,864

Construction Materials (0.1%)
Eagle Materials, Inc.	4,472	114,751
Headwaters, Inc.*	6,183	13,726
Texas Industries, Inc.	2,296	70,671
United States Lime & Minerals, Inc.*	260	15,629

		214,777

Containers & Packaging (0.1%)
AEP Industries, Inc.*	450	12,668
AptarGroup, Inc.	3,300	172,161
Boise, Inc.	9,010	64,151
Graphic Packaging Holding Co.*	15,978	68,066
Myers Industries, Inc.	2,879	35,527

		352,573

Metals & Mining (2.0%)
A.M. Castle & Co.*	1,659	15,694
AMCOL International Corp.	2,455	65,917
Century Aluminum Co.*	5,218	44,405
Coeur d’Alene Mines Corp.*	8,946	215,956
Commercial Metals Co.	60,100	831,183
General Moly, Inc.*	6,730	20,796
Globe Specialty Metals, Inc.	6,309	84,477
Gold Resource Corp.	2,831	60,159
Golden Minerals Co.*	2,801	16,274
Golden Star Resources Ltd.*	25,311	41,763
Handy & Harman Ltd.*	525	5,197
Haynes International, Inc.	1,233	67,322
Hecla Mining Co.	27,850	145,655
Horsehead Holding Corp.*	4,423	39,851
Jaguar Mining, Inc.*	8,300	52,954
Kaiser Aluminum Corp.	1,629	74,739
Materion Corp.*	2,059	49,993
Metals USA Holdings Corp.*	1,225	13,781
Midway Gold Corp.*	8,816	18,602
Noranda Aluminum Holding Corp.	2,244	18,513
Olympic Steel, Inc.	904	21,081
Paramount Gold and Silver Corp.*	11,705	25,049
Reliance Steel & Aluminum Co.	57,500	2,799,675
Revett Minerals, Inc.*	2,383	11,248
RTI International Metals, Inc.*	3,059	70,999
Steel Dynamics, Inc.	124,300	1,634,545
Stillwater Mining Co.*	11,352	118,742
SunCoke Energy, Inc.*	1,294	14,493
Thompson Creek Metals Co., Inc.*	14,901	103,711
U.S. Energy Corp./Wyoming*	2,442	7,106
U.S. Gold Corp.*	10,595	35,599
Universal Stainless & Alloy Products, Inc.*	739	27,609
Vista Gold Corp.*	6,993	21,469
Worthington Industries, Inc.	5,808	95,135

		6,869,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Paper & Forest Products (0.2%)
Buckeye Technologies, Inc.	3,951	$132,122
Clearwater Paper Corp.*	2,282	81,262
Deltic Timber Corp.	1,077	65,040
KapStone Paper and Packaging Corp.*	3,860	60,756
Louisiana-Pacific Corp.*	13,260	107,008
Neenah Paper, Inc.	1,501	33,502
P.H. Glatfelter Co.	4,325	61,069
Schweitzer-Mauduit International, Inc.	1,605	106,668
Verso Paper Corp.*	1,355	1,301
Wausau Paper Corp.	4,960	40,970

		689,698

Total Materials		17,303,604

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.2%)
8x8, Inc.*	6,185	19,606
AboveNet, Inc.*	2,305	149,848
Alaska Communications Systems Group, Inc.	4,589	13,813
Atlantic Tele-Network, Inc.	951	37,137
Boingo Wireless, Inc.*	562	4,833
Cbeyond, Inc.*	2,869	22,981
Cincinnati Bell, Inc.*	19,549	59,233
Cogent Communications Group, Inc.*	4,621	78,049
Consolidated Communications Holdings, Inc.	2,602	49,568
Fairpoint Communications, Inc.*	2,130	9,223
General Communication, Inc., Class A*	4,216	41,275
Globalstar, Inc.*	9,871	5,330
HickoryTech Corp.	1,408	15,601
IDT Corp., Class B	1,318	12,363
inContact, Inc.*	2,951	13,073
Iridium Communications, Inc.*	4,337	33,438
Lumos Networks Corp.	1,527	23,424
Neutral Tandem, Inc.*	3,189	34,090
Premiere Global Services, Inc.*	5,306	44,942
SureWest Communications	1,351	16,253
Towerstream Corp.*	3,854	8,093
Vonage Holdings Corp.*	13,962	34,207

		726,380

Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc.*	6,139	57,031
NTELOS Holdings Corp.	1,527	31,120
Shenandoah Telecommunications Co.	2,384	24,985
USA Mobility, Inc.	2,194	30,431

		143,567

Total Telecommunication Services		869,947

Utilities (1.5%)
Electric Utilities (0.8%)
Allete, Inc.	3,226	135,427
Central Vermont Public Service Corp.	1,336	46,894

Cleco Corp.	6,105	$232,601
El Paso Electric Co.	4,206	145,696
Empire District Electric Co.	4,161	87,756
IDACORP, Inc.	4,947	209,802
MGE Energy, Inc.	2,330	108,974
NV Energy, Inc.	68,300	1,116,705
Otter Tail Corp.	3,672	80,857
PNM Resources, Inc.	7,905	144,108
Portland General Electric Co.	7,563	191,268
UIL Holdings Corp.	5,065	179,149
UniSource Energy Corp.	3,669	135,460
Unitil Corp.	1,135	32,211

		2,846,908

Gas Utilities (0.4%)
Chesapeake Utilities Corp.	942	40,836
Laclede Group, Inc.	2,248	90,976
New Jersey Resources Corp.	4,154	204,377
Northwest Natural Gas Co.	2,676	128,261
Piedmont Natural Gas Co., Inc.	7,209	244,962
South Jersey Industries, Inc.	2,979	169,237
Southwest Gas Corp.	4,610	195,879
WGL Holdings, Inc.	5,130	226,848

		1,301,376

Independent Power Producers & Energy Traders (0.1%)
Atlantic Power Corp.	11,411	163,177
Dynegy, Inc.*	10,533	29,177
Genie Energy Ltd., Class B	1,318	10,452
Ormat Technologies, Inc.	1,779	32,075

		234,881

Multi-Utilities (0.1%)
Avista Corp.	5,753	148,140
Black Hills Corp.	3,970	133,312
CH Energy Group, Inc.	1,548	90,372
NorthWestern Corp.	3,610	129,202

		501,026

Water Utilities (0.1%)
American States Water Co.	1,867	65,158
Artesian Resources Corp., Class A	668	12,579
Cadiz, Inc.*	1,265	12,182
California Water Service Group	4,170	76,144
Connecticut Water Service, Inc.	838	22,735
Consolidated Water Co., Ltd.	1,409	12,089
Middlesex Water Co.	1,635	30,509
Pennichuck Corp.	490	14,127
SJW Corp.	1,380	32,623
York Water Co.	1,308	23,073

		301,219

Total Utilities		5,185,410

Total Common Stocks (80.9%) (Cost $234,364,831)		275,218,723

INVESTMENT COMPANY:
Investment Company (0.0%)
THL Credit, Inc. (Cost $10,786)	896	10,940

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Rights	Value (Note 1)
RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., expiring 12/31/49* (Cost $—)†(b)	2,504	$25

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13* (Cost $—)	1,119	—

Total Investments (80.9%) (Cost $234,375,617)		275,229,688
Other Assets Less Liabilities (19.1%)		64,785,190

Net Assets (100%)		$340,014,878

*	Non-income producing.
†	Securities (totaling $25 or 0.0% of net assets) at fair value by management.
(b)	Illiquid Security.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$83,155,843	$72,756,231	$155,912,074	$—	$62,172	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	797	March-12	$58,632,824	$58,882,360	$249,536

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$50,113,514	$—	$—	$50,113,514
Consumer Staples	5,808,701	—	—	5,808,701
Energy	28,564,510	—	—	28,564,510
Financials	47,162,942	—	—	47,162,942
Health Care	18,963,345	—	—	18,963,345
Industrials	76,217,835	—	—	76,217,835
Information Technology	24,833,267	195,648	—	25,028,915
Materials	17,303,604	—	—	17,303,604
Telecommunication Services	869,947	—	—	869,947
Utilities	5,185,410	—	—	5,185,410
Futures	249,536	—	—	249,536
Investment Company
Investment Company	10,940	—	—	10,940
Rights
Information Technology	—	—	25	25
Warrants
Energy	—	—	—	—

Total Assets	$275,283,551	$195,648	$25	$275,479,224

Total Liabilities	$—	$—	$—	$—

Total	$275,283,551	$195,648	$25	$275,479,224

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Common Stocks- Information Technology††	Investments in Corporate Bonds- Financials

Balance as of 12/31/10	$7,695	$—	$2,275
Total gains or losses (realized/unrealized) included in earnings	(2,712)	25	(869)
Purchases	—	—	—
Sales	(4,983)	—	(1,406)
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/11	$—	$25	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/2011.	$—	$25	$—

††	Securities received through corporate action with $0 cost.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	249,536	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$249,536

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(22,639,228)	—	—	(22,639,228)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(22,639,228)	$—	$—	$(22,639,228)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(1,943,776)	—	—	(1,943,776)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(1,943,776)	$—	$—	$(1,943,776)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Portfolio held futures contracts with an average notional balance of approximately $72,853,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$50,931,629
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$85,942,697

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$65,906,689
Aggregate gross unrealized depreciation	(25,595,468)

Net unrealized appreciation	$40,311,221

Federal income tax cost of investments	$234,918,467

The Portfolio has a net capital loss carryforward of $168,340,303, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $4,835,626 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $234,375,617)	$275,229,688
Cash	57,387,652
Cash held as collateral at broker	7,744,000
Dividends, interest and other receivables	313,695
Receivable from Separate Accounts for Trust shares sold	55,089
Receivable for securities sold	36,114
Receivable from sub-advisor	4,845
Other assets	321

Total assets	340,771,404

LIABILITIES
Due to broker for futures variation margin	223,159
Investment management fees payable	200,455
Payable to Separate Accounts for Trust shares redeemed	195,869
Payable for securities purchased	46,939
Distribution fees payable - Class IB	29,096
Administrative fees payable	18,647
Trustees’ fees payable	85
Accrued expenses	42,276

Total liabilities	756,526

NET ASSETS	$340,014,878

Net assets were comprised of:
Paid in capital	$475,810,714
Accumulated undistributed net investment income (loss)	237,955
Accumulated undistributed net realized gain (loss) on investments and futures	(177,137,398)
Net unrealized appreciation (depreciation) on investments and futures	41,103,607

Net assets	$340,014,878

Class IA
Net asset value, offering and redemption price per share, $3,286,094 / 356,291 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.22

Class IB
Net asset value, offering and redemption price per share, $138,681,913 / 15,018,635 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.23

Class K
Net asset value, offering and redemption price per share, $198,046,871 / 21,472,394 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.22

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($62,172 of dividend income received from affiliates) (net of $1,892 foreign withholding tax)	$4,994,320
Interest	27,475

Total income	5,021,795

EXPENSES
Investment management fees	2,806,018
Administrative fees	696,172
Distribution fees - Class IB	368,875
Custodian fees	53,000
Professional fees	48,365
Printing and mailing expenses	28,809
Trustees’ fees	10,166
Miscellaneous	12,709

Gross expenses	4,024,114
Less: Reimbursement from sub-advisor	(37,262)

Net expenses	3,986,852

NET INVESTMENT INCOME (LOSS)	1,034,943

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	22,838,471
Futures	(22,639,228)

Net realized gain (loss)	199,243

Change in unrealized appreciation (depreciation) on:
Securities	(39,539,957)
Futures	(1,943,776)

Net change in unrealized appreciation (depreciation)	(41,483,733)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(41,284,490)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,249,547)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,034,943		$1,422,889
Net realized gain (loss) on investments, futures and net distributions of realized gain received from Underlying Portfolio	199,243		33,780,382
Net change in unrealized appreciation (depreciation) on investments and futures	(41,483,733)		47,812,707

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,249,547)		83,015,978

DIVIDENDS:
Dividends from net investment income
Class IA	(11,884)		(1,127,612)
Class IB	(204,833)		(236,137)
Class K†	(768,709)		—

TOTAL DIVIDENDS	(985,426)		(1,363,749)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 538,358 and 1,213,474 shares, respectively ]	5,497,810		10,465,581
Capital shares issued in reinvestment of dividends [ 1,338 and 111,215 shares, respectively ]	11,884		1,127,612
Capital shares repurchased [ (27,185,589) and (2,827,040) shares, respectively ]	(241,793,134	)(z)	(24,743,120)

Total Class IA transactions	(236,283,440)		(13,149,927)

Class IB
Capital shares sold [ 5,268,339 and 5,194,187 shares, respectively ]	52,311,084		46,471,514
Capital shares issued in reinvestment of dividends [ 23,022 and 23,258 shares, respectively ]	204,833		236,137
Capital shares repurchased [ (4,975,939) and (4,460,919) shares, respectively ]	(49,424,397)		(38,688,317)

Total Class IB transactions	3,091,520		8,019,334

Class K†
Capital shares sold [ 25,430,821 and 0 shares, respectively ]	223,777,856	(z)	—
Capital shares issued in reinvestment of dividends [ 86,508 and 0 shares, respectively ]	768,709		—
Capital shares repurchased [ (4,044,935) and 0 shares, respectively ]	(36,289,514)		—

Total Class K transactions	188,257,051		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(44,934,869)		(5,130,593)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,169,842)		76,521,636
NET ASSETS:
Beginning of year	426,184,720		349,663,084

End of year (a)	$340,014,878		$426,184,720

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$237,955		$94,192

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/AXA Franklin Small Cap Value Core Portfolio exchanged approximately 25,346,404 Class IA shares for approximately 25,346,404 Class K shares. This exchange amounted to approximately $223,012,706.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010	2009		2008	2007
Net asset value, beginning of year	$10.21		$8.23	$6.48		$9.84	$10.85

Income (loss) from investment operations:
Net investment income (loss)	0.02	(e)	0.04 (e)	0.08	(e)	0.11 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.97)		1.98	1.76		(3.39)	(1.03)

Total from investment operations	(0.95)		2.02	1.84		(3.28)	(0.91)

Less distributions:
Dividends from net investment income	(0.04)		(0.04)	(0.09)		(0.08)	(0.07)
Distributions from net realized gains	—		—	—		—	(0.03)

Total dividends and distributions	(0.04)		(0.04)	(0.09)		(0.08)	(0.10)

Net asset value, end of year	$9.22		$10.21	$8.23		$6.48	$9.84

Total return	(9.33)%		24.57%	28.44%		(33.28)%	(8.39)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,286		$275,810	$234,697		$286,642	$246,846
Ratio of expenses to average net assets:
After waivers and reimbursements	0.90%		0.91%	0.96%		1.05%	1.05%
After waivers, reimbursements and fees paid indirectly	0.90%		0.91%	0.75%		1.05%	1.05%
Before waivers, reimbursements and fees paid indirectly	0.92%		0.92%	0.97%		1.08%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.18%		0.47%	1.00%		1.26%	1.12%
After waivers, reimbursements and fees paid indirectly	0.18%		0.47%	1.21%		1.26%	1.12%
Before waivers, reimbursements and fees paid indirectly	0.17%		0.46%	0.98%		1.23%	1.09%
Portfolio turnover rate	16%		16%	57%		30%	3%

	Year Ended December 31,
Class IB	2011		2010	2009		2008	2007
Net asset value, beginning of year	$10.23		$8.24	$6.49		$9.84	$10.85

Income (loss) from investment operations:
Net investment income (loss)	0.01	(e)	0.02 (e)	0.07	(e)	0.09 (e)	0.09	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.00)		1.99	1.75		(3.37)	(1.03)

Total from investment operations	(0.99)		2.01	1.82		(3.28)	(0.94)

Less distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.07)		(0.07)	(0.04)
Distributions from net realized gains	—		—	—		—	(0.03)

Total dividends and distributions	(0.01)		(0.02)	(0.07)		(0.07)	(0.07)

Net asset value, end of year	$9.23		$10.23	$8.24		$6.49	$9.84

Total return	(9.64)%		24.35%	28.07%		(33.35)%	(8.63)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$138,682		$150,374	$114,966		$84,282	$67,492
Ratio of expenses to average net assets:
After waivers and reimbursements	1.15%		1.16%	1.21	%(c)	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly	1.15%		1.16%	0.97%		1.30%	1.30%
Before waivers, reimbursements and fees paid indirectly	1.17	%(c)	1.17%	1.22	%(c)	1.33%	1.33	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.11%		0.22%	0.73%		1.02%	0.78%
After waivers, reimbursements and fees paid indirectly	0.11%		0.22%	0.96%		1.02%	0.78%
Before waivers, reimbursements and fees paid indirectly	0.10%		0.21%	0.72%		0.99%	0.73%
Portfolio turnover rate	16%		16%	57%		30%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.63

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	0.61

Total from investment operations	0.63

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$9.22

Total return (b)	7.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$198,047
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.90%
After waivers, reimbursements and fees paid indirectly (a)	0.90%
Before waivers, reimbursements and fees paid indirectly (a)	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.76%
After waivers, reimbursements and fees paid indirectly (a)	0.76%
Before waivers, reimbursements and fees paid indirectly (a)	0.76%
Portfolio turnover rate	16%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.***
Portfolio – Class IA Shares*	(2.86)%	(1.62)%	3.43%	6.64%
Portfolio – Class IB Shares	(3.17)	(1.88)	3.19	6.47
Portfolio – Class K Shares**	(3.07)	(1.86)	3.20	6.48
Russell 1000® Value Index	0.39	(2.64)	3.89	5.94

*    Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

***  Date of inception 5/1/97.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (2.86)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 0.39% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio’s overweight in the Health Care sector, particularly in the pharmaceuticals industry, benefited performance for the year.

•	Stock selection within Telecommunications Services also positively impacted performance.

•

Individual holdings that generated notable performance included Motorola Mobility Holdings Inc., International Business Machines Corp., Exxon Mobil Corp and Unilever N.V. Additionally, an underweight position in Bank of America Corp. relative to the benchmark was advantageous.

What hurt performance during the year:

•	In the Materials sector, metals and mining holdings, including Alcoa Inc. and United States Steel Corp., hindered returns.

•	Stock selection among Energy companies also detracted from performance, as holdings such as Peabody Energy Corp. underperformed.

•	In the Information Technology sector, holdings of semiconductors and electronic equipment, instruments and components companies such as Corning Inc. had a negative impact.

•	Additionally, stock selection within Consumer Staples and an underweight in Utilities relative to benchmark hindered performance.

Portfolio Positioning and Outlook

We believe current valuations of many companies reflect a retrenchment in profitability, a scenario we do not expect to unfold. As such, at year-end the Portfolio was being managed to take advantage of the price and valuation dislocations in areas such as Financials and Technology, while at the same time maintaining an overweight in the more stable, less cyclical sectors such as Health Care and Consumer Staples, where we believe there are also many compelling investment opportunities.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	20.0%
Health Care	16.9
Energy	13.8
Information Technology	13.7
Industrials	10.2
Consumer Staples	8.1
Consumer Discretionary	5.3
Materials	4.2
Utilities	3.7
Telecommunication Services	2.4
Cash and Other	1.7

100.0%

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011,

the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$929.20	$3.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.69	3.55
Class IB
Actual	1,000.00	928.31	4.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.82
Class K†
Actual	1,000.00	1,083.28	2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.70	3.54

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.70%, 0.95% and 0.69%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (5.3%)
Automobiles (0.2%)
General Motors Co.*	205,900	$4,173,593

Media (5.1%)
Comcast Corp., Class A	1,010,500	23,807,380
Time Warner, Inc.	879,470	31,784,046
Viacom, Inc., Class B	706,900	32,100,329
Walt Disney Co.	522,100	19,578,750

		107,270,505

Total Consumer Discretionary		111,444,098

Consumer Staples (8.1%)
Beverages (0.6%)
PepsiCo, Inc.	171,000	11,345,850

Food & Staples Retailing (1.7%)
CVS Caremark Corp.	157,800	6,435,084
Kroger Co.	1,216,500	29,463,630

		35,898,714

Food Products (4.5%)
Archer-Daniels-Midland Co.	1,179,100	33,722,260
General Mills, Inc.	206,700	8,352,747
Unilever N.V. (N.Y. Shares)	1,513,300	52,012,121

		94,087,128

Household Products (1.3%)
Kimberly-Clark Corp.	372,020	27,365,791

Total Consumer Staples		168,697,483

Energy (13.8%)
Energy Equipment & Services (4.4%)
Ensco plc (ADR)	630,700	29,592,444
Halliburton Co.	573,600	19,794,936
Noble Corp.*	1,389,900	42,002,778

		91,390,158

Oil, Gas & Consumable Fuels (9.4%)
Chevron Corp.	165,800	17,641,120
Devon Energy Corp.	733,900	45,501,800
Exxon Mobil Corp.	860,890	72,969,036
Hess Corp.	86,000	4,884,800
Marathon Oil Corp.	1,138,400	33,320,968
Peabody Energy Corp.	679,000	22,481,690

		196,799,414

Total Energy		288,189,572

Financials (20.0%)
Commercial Banks (4.7%)
U.S. Bancorp	1,175,200	31,789,160
Wells Fargo & Co.	2,444,100	67,359,396

		99,148,556

Diversified Financial Services (5.7%)
Citigroup, Inc.	1,917,440	50,447,846
JPMorgan Chase & Co.	2,062,290	68,571,143

		119,018,989

Insurance (9.6%)
ACE Ltd.	418,100	$29,317,172
Aflac, Inc.	574,800	24,865,848
Hartford Financial Services Group, Inc.	1,225,100	19,907,875
Lincoln National Corp.	509,400	9,892,548
MetLife, Inc.	1,563,217	48,741,106
Prudential Financial, Inc.	485,265	24,321,482
Travelers Cos., Inc.	716,838	42,415,304

		199,461,335

Total Financials		417,628,880

Health Care (16.9%)
Biotechnology (1.7%)
Amgen, Inc.	538,300	34,564,243

Health Care Equipment & Supplies (3.8%)
Baxter International, Inc.	506,400	25,056,672
Medtronic, Inc.	1,400,603	53,573,065

		78,629,737

Health Care Providers & Services (1.1%)
Aetna, Inc.	541,300	22,837,447

Pharmaceuticals (10.3%)
Eli Lilly and Co.	690,200	28,684,712
Johnson & Johnson	556,000	36,462,480
Merck & Co., Inc.	1,970,611	74,292,035
Pfizer, Inc.	3,515,341	76,071,979

		215,511,206

Total Health Care		351,542,633

Industrials (10.2%)
Aerospace & Defense (2.5%)
Honeywell International, Inc.	551,200	29,957,720
Textron, Inc.	1,151,200	21,285,688

		51,243,408

Airlines (1.3%)
Delta Air Lines, Inc.*	3,380,700	27,349,863

Construction & Engineering (1.6%)
Jacobs Engineering Group, Inc.*	837,900	34,001,982

Industrial Conglomerates (4.8%)
General Electric Co.	3,108,400	55,671,444
Tyco International Ltd.	964,350	45,044,788

		100,716,232

Total Industrials		213,311,485

Information Technology (13.7%)
Communications Equipment (1.4%)
Cisco Systems, Inc.	1,568,900	28,365,712

Electronic Equipment, Instruments & Components (2.7%)
Corning, Inc.	4,291,800	55,707,564

IT Services (2.2%)
International Business Machines Corp.	55,460	10,197,985
Western Union Co.	1,986,300	36,269,838

		46,467,823

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (3.4%)
LSI Corp.*	6,742,501	$40,117,881
Marvell Technology Group Ltd.*	294,200	4,074,670
Micron Technology, Inc.*	4,421,500	27,811,235

		72,003,786

Software (4.0%)
Microsoft Corp.	3,181,000	82,578,760

Total Information Technology		285,123,645

Materials (4.2%)
Chemicals (1.7%)
E.I. du Pont de Nemours & Co.	789,050	36,122,709

Metals & Mining (2.5%)
Alcoa, Inc.	2,203,300	19,058,545
Freeport-McMoRan Copper & Gold, Inc.	270,500	9,951,695
Nucor Corp.	550,000	21,763,500

		50,773,740

Total Materials		86,896,449

Telecommunication Services (2.4%)
Diversified Telecommunication Services (2.4%)
AT&T, Inc.	751,458	$22,724,090
Verizon Communications, Inc.	683,800	27,434,056

Total Telecommunication Services		50,158,146

Utilities (3.7%)
Electric Utilities (2.1%)
Southern Co.	914,000	42,309,060

Multi-Utilities (1.6%)
Dominion Resources, Inc.	638,920	33,913,874

Total Utilities		76,222,934

Total Investments (98.3%) (Cost $1,889,066,514)		2,049,215,325
Other Assets Less Liabilities (1.7%)		35,449,882

Net Assets (100%)		$2,084,665,207

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$111,444,098	$—	$—	$111,444,098
Consumer Staples	168,697,483	—	—	168,697,483
Energy	288,189,572	—	—	288,189,572
Financials	417,628,880	—	—	417,628,880
Health Care	351,542,633	—	—	351,542,633
Industrials	213,311,485	—	—	213,311,485
Information Technology	285,123,645	—	—	285,123,645
Materials	86,896,449	—	—	86,896,449
Telecommunication Services	50,158,146	—	—	50,158,146
Utilities	76,222,934	—	—	76,222,934

Total Assets	$2,049,215,325	$—	$—	$2,049,215,325

Total Liabilities	$—	$—	$—	$—

Total	$2,049,215,325	$—	$—	$2,049,215,325

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Portfolio held no derivatives contracts for the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,436,635,199
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,304,848,863

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$203,652,881
Aggregate gross unrealized depreciation	(148,203,120)

Net unrealized appreciation	$55,449,761

Federal income tax cost of investments	$1,993,765,564

For the year ended December 31, 2011, the Portfolio incurred approximately $33,650 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,149,885,464 of which $133,122,969 expires in the year 2016 and $1,016,762,495 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $59,881,359 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $1,889,066,514)	$2,049,215,325
Cash	35,692,927
Dividends, interest and other receivables	2,954,655
Receivable from Separate Accounts for Trust shares sold	548,364
Other assets	16,703

Total assets	2,088,427,974

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,203,701
Investment management fees payable	1,005,386
Distribution fees payable - Class IB	312,277
Administrative fees payable	181,575
Trustees’ fees payable	1,610
Accrued expenses	58,218

Total liabilities	3,762,767

NET ASSETS	$2,084,665,207

Net assets were comprised of:
Paid in capital	$3,182,684,752
Accumulated undistributed net investment income (loss)	28,307
Accumulated undistributed net realized gain (loss) on investments	(1,258,196,663)
Net unrealized appreciation (depreciation) on investments	160,148,811

Net assets	$2,084,665,207

Class IA
Net asset value, offering and redemption price per share, $53,307,471 / 4,084,979 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.05

Class IB
Net asset value, offering and redemption price per share, $1,482,029,737 / 113,274,283 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.08

Class K
Net asset value, offering and redemption price per share, $549,327,999 / 42,094,965 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.05

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$46,201,422
Interest	21,347

Total income	46,222,769

EXPENSES
Investment management fees	11,857,300
Distribution fees - Class IB	3,850,603
Administrative fees	2,137,853
Printing and mailing expenses	156,957
Professional fees	69,624
Trustees’ fees	50,635
Custodian fees	45,500
Miscellaneous	28,271

Gross expenses	18,196,743
Less: Fees paid indirectly	(334,052)

Net expenses	17,862,691

NET INVESTMENT INCOME (LOSS)	28,360,078

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	87,298,221
Net change in unrealized appreciation (depreciation) on securities	(169,628,738)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(82,330,517)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(53,970,439)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$28,360,078		$25,315,833
Net realized gain (loss) on investments	87,298,221		122,310,467
Net change in unrealized appreciation (depreciation) on investments	(169,628,738)		76,055,648

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(53,970,439)		223,681,948

DIVIDENDS:
Dividends from net investment income
Class IA	(805,730)		(7,118,419)
Class IB	(19,150,552)		(17,980,349)
Class K†	(8,378,561)		—

TOTAL DIVIDENDS	(28,334,843)		(25,098,768)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 9,381,140 and 4,123,881 shares, respectively ]	117,387,172		50,315,043
Capital shares issued in reinvestment of dividends [ 64,076 and 530,827 shares, respectively ]	805,730		7,118,419
Capital shares repurchased [ (42,232,042) and (4,771,796) shares, respectively ]	(529,801,624	)(z)	(59,626,844)

Total Class IA transactions	(411,608,722)		(2,193,382)

Class IB
Capital shares sold [ 14,149,357 and 16,449,977 shares, respectively ]	195,030,673		206,494,013
Capital shares issued in reinvestment of dividends [ 1,518,868 and 1,337,248 shares, respectively ]	19,150,552		17,980,349
Capital shares repurchased [ (14,453,337) and (14,355,400) shares, respectively ]	(196,256,855)		(179,028,323)

Total Class IB transactions	17,924,370		45,446,039

Class K†
Capital shares sold [ 42,552,369 and 0 shares, respectively ]	529,652,450	(z)	—
Capital shares issued in reinvestment of dividends [ 666,312 and 0 shares, respectively ]	8,378,561		—
Capital shares repurchased [ (1,123,716) and 0 shares, respectively ]	(14,243,558)		—

Total Class K transactions	523,787,453		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	130,103,101		43,252,657

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,797,819		241,835,837
NET ASSETS:
Beginning of year	2,036,867,388		1,795,031,551

End of year (a)	$2,084,665,207		$2,036,867,388

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$28,307		$220,137

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/BlackRock Basic Value Equity Portfolio exchanged approximately 38,846,177 Class IA shares for approximately 38,846,177 Class K shares. This exchange amounted to approximately $482,372,927.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.65	$12.30	$9.67	$15.66	$17.03

Income (loss) from investment operations:
Net investment income (loss)	0.20 (e)	0.19 (e)	0.22 (e)	0.27 (e)	0.25 (e)
Net realized and unrealized gain (loss) on investments	(0.60)	1.36	2.72	(5.95)	(0.03)

Total from investment operations	(0.40)	1.55	2.94	(5.68)	0.22

Less distributions:
Dividends from net investment income	(0.20)	(0.20)	(0.31)	(0.25)	(0.24)
Distributions from net realized gains	—	—	—	(0.06)	(1.35)

Total dividends and distributions	(0.20)	(0.20)	(0.31)	(0.31)	(1.59)

Net asset value, end of year	$13.05	$13.65	$12.30	$9.67	$15.66

Total return	(2.86)%	12.60%	30.51%	(36.36)%	1.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$53,307	$503,310	$455,102	$1,948,563	$2,516,049
Ratio of expenses to average net assets:
After fees paid indirectly	0.67%	0.70%	0.71%	0.68%	0.67%
Before fees paid indirectly	0.69%	0.70%	0.72%	0.68%	0.68%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.43%	1.56%	2.26%	2.08%	1.44%
Before fees paid indirectly	1.41%	1.55%	2.25%	2.07%	1.43%
Portfolio turnover rate	64%	56%	44%	48%	50%

	Year Ended December 31,
Class IB	2011		2010	2009	2008	2007
Net asset value, beginning of year	$13.69		$12.34	$9.69	$15.70	$17.07

Income (loss) from investment operations:
Net investment income (loss)	0.18	(e)	0.16 (e)	0.19 (e)	0.24 (e)	0.21 (e)
Net realized and unrealized gain (loss) on investments	(0.62)		1.35	2.74	(5.97)	(0.03)

Total from investment operations	(0.44)		1.51	2.93	(5.73)	0.18

Less distributions:
Dividends from net investment income	(0.17)		(0.16)	(0.28)	(0.22)	(0.20)
Distributions from net realized gains	—		—	—	(0.06)	(1.35)

Total dividends and distributions	(0.17)		(0.16)	(0.28)	(0.28)	(1.55)

Net asset value, end of year	$13.08		$13.69	$12.34	$9.69	$15.70

Total return	(3.17)%		12.28%	30.33%	(36.55)%	1.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,482,030		$1,533,557	$1,339,930	$969,097	$1,584,756
Ratio of expenses to average net assets:
After fees paid indirectly	0.92	%(c)	0.94%	0.96%	0.93%	0.92%
Before fees paid indirectly	0.94%		0.95%	0.97%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.30%		1.31%	1.85%	1.81%	1.19%
Before fees paid indirectly	1.28%		1.30%	1.84%	1.81%	1.18%
Portfolio turnover rate	64%		56%	44%	48%	50%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$12.24

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)
Net realized and unrealized gain (loss) on investments	0.93

Total from investment operations	1.01

Less distributions:
Dividends from net investment income	(0.20)

Net asset value, end of period	$13.05

Total return (b)	8.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$549,328
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.69%
Before fees paid indirectly (a)	0.69%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	1.87%
Before fees paid indirectly (a)	1.87%
Portfolio turnover rate	64%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Boston Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.***
Portfolio - Class IA Shares*	(0.07)%	(1.78)%	3.71%	3.00%
Portfolio - Class IB Shares	(0.51)	(2.05)	3.52	2.85
Portfolio - Class K Shares**	(0.24)	(2.00)	3.55	2.87
Russell 1000® Value Index	0.39	(2.64)	3.89	3.86

*    Date of inception 12/13/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

***  Date of inception 12/1/98.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (0.07)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 0.39% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Consumer Discretionary sector was the largest contributor to the Portfolio’s positive return relative to the benchmark. Large and profitable positions in all-terrain vehicle manufacturer Polaris Industries and retailer Footlocker accounted for most of the outperformance.

•	The Financials sector contributed to positive relative returns. A large and year-long underweight in the sector relative to benchmark accounted for the showing.

•	Health Care added to performance thanks to particular strength in shares of pharmaceutical maker Bristol-Myers and managed care provider United Healthcare.

What hurt performance during the year:

•

The largest negative contribution came from the Industrials sector. Specifically, a holding in industrial services company Harsco suffered dramatically in the August market correction. The same pattern held for mail services company Pitney Bowes, whose high dividend yield failed to provide market support.

•	A persistent underweight in the heavily regulated Utilities sector (the highest performing sector in the benchmark for the year) negatively affected Portfolio performance.

Portfolio Positioning and Outlook

With recent economic data coming in slightly stronger than earlier in 2011 and the European fiscal and monetary authorities beginning to tackle the pan-European debt crisis, we believe some optimism is appropriate for share prices in 2012. As of year-end, the Portfolio was positioned to a modestly more pro-cyclical, recovery posture. There isn’t a strong level of conviction on either the economy or the stock market for 2012 yet we believe optimism may be rewarded. Factoring in the U.S. election later in the year and the difficulties plaguing the global economy, navigating 2012 market waters should once again prove challenging.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	21.4%
Health Care	12.9
Energy	12.7
Consumer Discretionary	10.8
Information Technology	10.3
Consumer Staples	9.2
Industrials	7.6
Utilities	5.6
Telecommunication Services	3.8
Materials	3.0
Cash and Other	2.7

100.0%

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$943.60	$3.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	942.56	5.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K†
Actual	1,000.00	1,090.72	2.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.80%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.8%)
Automobiles (0.4%)
Tata Motors Ltd. (ADR)	208,600	$3,525,340

Hotels, Restaurants & Leisure (2.4%)
Brinker International, Inc.	265,400	7,102,104
Cedar Fair LP	98,700	2,122,050
Darden Restaurants, Inc.	107,400	4,895,292
Wyndham Worldwide Corp.	137,700	5,209,191

		19,328,637

Household Durables (0.6%)
Tupperware Brands Corp.	78,700	4,404,839

Leisure Equipment & Products (1.3%)
Polaris Industries, Inc.	194,300	10,876,914

Media (2.3%)
Cinemark Holdings, Inc.	281,100	5,197,539
News Corp., Class A	288,700	5,150,408
Time Warner Cable, Inc.	76,500	4,863,105
Washington Post Co., Class B	9,600	3,617,376

		18,828,428

Specialty Retail (3.8%)
Foot Locker, Inc.	728,800	17,374,592
Lowe’s Cos., Inc.	234,800	5,959,224
Williams-Sonoma, Inc.	185,100	7,126,350

		30,460,166

Total Consumer Discretionary		87,424,324

Consumer Staples (9.2%)
Beverages (0.8%)
Coca-Cola Enterprises, Inc.	252,430	6,507,645

Food & Staples Retailing (4.7%)
CVS Caremark Corp.	187,700	7,654,406
Ruddick Corp.	106,700	4,549,688
Safeway, Inc.	302,800	6,370,912
Walgreen Co.	277,600	9,177,456
Wal-Mart Stores, Inc.	177,800	10,625,328

		38,377,790

Food Products (2.2%)
ConAgra Foods, Inc.	683,300	18,039,120

Household Products (1.0%)
Procter & Gamble Co.	123,400	8,232,014

Personal Products (0.5%)
Nu Skin Enterprises, Inc., Class A	73,800	3,584,466

Total Consumer Staples		74,741,035

Energy (12.7%)
Energy Equipment & Services (0.8%)
Seadrill Ltd.	186,500	6,188,070

Oil, Gas & Consumable Fuels (11.9%)
Chevron Corp.	409,400	43,560,160
CNOOC Ltd. (ADR)	18,300	3,196,644
ConocoPhillips	274,500	20,002,815
Exxon Mobil Corp.	85,500	7,246,980
Murphy Oil Corp.	106,000	5,908,440
Petrobras Argentina S.A. (ADR)	378,400	4,775,408

Provident Energy Ltd.	456,900	$4,427,361
Statoil ASA (ADR)	297,900	7,629,219

		96,747,027

Total Energy		102,935,097

Financials (21.4%)
Capital Markets (2.5%)
Ameriprise Financial, Inc.	154,800	7,684,272
Goldman Sachs Group, Inc.	25,400	2,296,922
Raymond James Financial, Inc.	161,800	5,009,328
Waddell & Reed Financial, Inc., Class A	202,100	5,006,017

		19,996,539

Commercial Banks (4.3%)
KeyCorp	958,200	7,368,558
PNC Financial Services Group, Inc.	165,700	9,555,919
Wells Fargo & Co.	653,600	18,013,216

		34,937,693

Consumer Finance (2.0%)
Discover Financial Services	351,900	8,445,600
SLM Corp.	572,800	7,675,520

		16,121,120

Diversified Financial Services (4.6%)
Bank of America Corp.	651,300	3,621,228
Citigroup, Inc.	168,770	4,440,339
Interactive Brokers Group, Inc., Class A	252,900	3,778,326
JPMorgan Chase & Co.	770,100	25,605,825

		37,445,718

Insurance (4.5%)
Allied World Assurance Co. Holdings AG	68,600	4,316,998
Allstate Corp.	132,900	3,642,789
Aspen Insurance Holdings Ltd.	214,300	5,678,950
Endurance Specialty Holdings Ltd.	181,000	6,923,250
Hartford Financial Services Group, Inc.	292,100	4,746,625
Prudential Financial, Inc.	124,000	6,214,880
XL Group plc	237,700	4,699,329

		36,222,821

Real Estate Investment Trusts (REITs) (3.2%)
Annaly Capital Management, Inc. (REIT)	479,000	7,644,840
CBL & Associates Properties, Inc. (REIT)	246,100	3,863,770
Public Storage (REIT)	57,100	7,677,666
Simon Property Group, Inc. (REIT)	54,460	7,022,072

		26,208,348

Thrifts & Mortgage Finance (0.3%)
Washington Federal, Inc.	184,000	2,574,160

Total Financials		173,506,399

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Health Care (12.9%)
Health Care Providers & Services (4.3%)
AmerisourceBergen Corp.	227,800	$8,471,882
Cardinal Health, Inc.	200,800	8,154,488
UnitedHealth Group, Inc.	255,600	12,953,808
WellPoint, Inc.	77,700	5,147,625

		34,727,803

Pharmaceuticals (8.6%)
Abbott Laboratories, Inc.	232,900	13,095,967
Bristol-Myers Squibb Co.	623,000	21,954,520
Eli Lilly and Co.	275,900	11,466,404
Johnson & Johnson	117,220	7,687,288
Merck & Co., Inc.	215,700	8,131,890
Pfizer, Inc.	339,900	7,355,436

		69,691,505

Total Health Care		104,419,308

Industrials (7.6%)
Aerospace & Defense (1.5%)
Northrop Grumman Corp.	208,500	12,193,080

Commercial Services & Supplies (1.0%)
Pitney Bowes, Inc.	447,800	8,302,212

Industrial Conglomerates (3.2%)
General Electric Co.	1,431,900	25,645,329

Machinery (1.5%)
Caterpillar, Inc.	68,300	6,187,980
Harsco Corp.	307,900	6,336,582

		12,524,562

Road & Rail (0.4%)
CSX Corp.	151,400	3,188,484

Total Industrials		61,853,667

Information Technology (10.3%)
Communications Equipment (4.0%)
Cisco Systems, Inc.	1,460,400	26,404,032
Nokia Oyj (ADR)	1,263,500	6,090,070

		32,494,102

IT Services (1.8%)
International Business Machines Corp.	62,800	11,547,664
Lender Processing Services, Inc.	216,400	3,261,148

		14,808,812

Office Electronics (0.5%)
Xerox Corp.	476,200	3,790,552

Semiconductors & Semiconductor Equipment (1.5%)
Applied Materials, Inc.	334,200	3,579,282
Intel Corp.	212,100	5,143,425
STMicroelectronics N.V. (N.Y. Shares)	523,300	3,103,169

		11,825,876

Software (2.5%)
Microsoft Corp.	645,300	$16,751,988
SAP AG (ADR)	70,200	3,717,090

		20,469,078

Total Information Technology		83,388,420

Materials (3.0%)
Chemicals (1.9%)
Eastman Chemical Co.	248,500	9,706,410
Huntsman Corp.	351,000	3,510,000
Kronos Worldwide, Inc.	118,320	2,134,493

		15,350,903

Metals & Mining (1.1%)
Southern Copper Corp.	92,400	2,788,632
Steel Dynamics, Inc.	462,000	6,075,300

		8,863,932

Total Materials		24,214,835

Telecommunication Services (3.8%)
Diversified Telecommunication Services (3.5%)
AT&T, Inc.	352,100	10,647,504
Verizon Communications, Inc.	431,700	17,319,804

		27,967,308

Wireless Telecommunication Services (0.3%)
Partner Communications Co., Ltd. (ADR)	283,570	2,506,759

Total Telecommunication Services		30,474,067

Utilities (5.6%)
Electric Utilities (1.0%)
Portland General Electric Co.	301,000	7,612,290

Multi-Utilities (3.6%)
Alliant Energy Corp.	128,600	5,672,546
CMS Energy Corp.	829,900	18,324,192
DTE Energy Co.	97,000	5,281,650

		29,278,388

Water Utilities (1.0%)
American Water Works Co., Inc.	253,300	8,070,138

Total Utilities		44,960,816

Total Investments (97.3%) (Cost $722,772,075)		787,917,968
Other Assets Less Liabilities (2.7%)		21,799,183

Net Assets (100%)		$809,717,151

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$87,424,324	$—	$—	$87,424,324
Consumer Staples	74,741,035	—	—	74,741,035
Energy	102,935,097	—	—	102,935,097
Financials	173,506,399	—	—	173,506,399
Health Care	104,419,308	—	—	104,419,308
Industrials	61,853,667	—	—	61,853,667
Information Technology	83,388,420	—	—	83,388,420
Materials	24,214,835	—	—	24,214,835
Telecommunication Services	30,474,067	—	—	30,474,067
Utilities	44,960,816	—	—	44,960,816

Total Assets	$787,917,968	$—	$—	$787,917,968

Total Liabilities	$—	$—	$—	$—

Total	$787,917,968	$—	$—	$787,917,968

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$575,107,087
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$497,633,232

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$105,775,404
Aggregate gross unrealized depreciation	(50,821,094)

Net unrealized appreciation	$54,954,310

Federal income tax cost of investments	$732,963,658

The Portfolio has a net capital loss carryforward of $9,613,527, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $41,207,759 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $722,772,075)	$787,917,968
Cash	20,720,507
Dividends, interest and other receivables	1,334,046
Receivable from Separate Accounts for Trust shares sold	582,370
Other assets	1,800

Total assets	810,556,691

LIABILITIES
Investment management fees payable	458,820
Payable to Separate Accounts for Trust shares redeemed	196,238
Administrative fees payable	71,778
Distribution fees payable - Class IB	64,688
Accrued expenses	48,016

Total liabilities	839,540

NET ASSETS	$809,717,151

Net assets were comprised of:
Paid in capital	$766,797,945
Accumulated undistributed net investment income (loss)	404,824
Accumulated undistributed net realized gain (loss) on investments	(22,631,511)
Net unrealized appreciation (depreciation) on investments	65,145,893

Net assets	$809,717,151

Class IA
Net asset value, offering and redemption price per share, $20,705,523 / 4,036,947 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.13

Class IB
Net asset value, offering and redemption price per share, $309,284,017 / 60,114,636 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.14

Class K
Net asset value, offering and redemption price per share, $479,727,611 / 93,533,182 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $24,135 foreign withholding tax)	$23,405,324
Interest	14,195

Total income	23,419,519

EXPENSES
Investment management fees	5,596,934
Administrative fees	790,286
Distribution fees - Class IB	781,651
Printing and mailing expenses	56,939
Professional fees	29,914
Custodian fees	29,000
Trustees’ fees	18,088
Miscellaneous	16,362

Gross expenses	7,319,174
Less: Waiver from investment advisor	(567,667)

Net expenses	6,751,507

NET INVESTMENT INCOME (LOSS)	16,668,012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	39,379,115
Net change in unrealized appreciation (depreciation) on securities	(47,645,511)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,266,396)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,401,616

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,668,012		$16,157,559
Net realized gain (loss) on investments	39,379,115		45,849,069
Net change in unrealized appreciation (depreciation) on investments	(47,645,511)		47,118,936

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,401,616		109,125,564

DIVIDENDS:
Dividends from net investment income
Class IA	(460,588)		(10,015,220)
Class IB	(5,866,121)		(6,822,909)
Class K†	(10,298,017)		—

TOTAL DIVIDENDS	(16,624,726)		(16,838,129)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 19,467,472 and 2,751,248 shares, respectively ]	94,751,728		13,185,349
Capital shares issued in reinvestment of dividends [ 93,034 and 1,947,384 shares, respectively ]	460,588		10,015,220
Capital shares repurchased [ (94,145,136) and (30,452,565) shares, respectively ]	(463,112,857	)(z)	(151,325,246)

Total Class IA transactions	(367,900,541)		(128,124,677)

Class IB
Capital shares sold [ 9,398,382 and 11,109,060 shares, respectively ]	48,856,397		54,230,982
Capital shares issued in reinvestment of dividends [ 1,181,085 and 1,322,884 shares, respectively ]	5,866,121		6,822,909
Capital shares repurchased [ (10,657,976) and (11,795,366) shares, respectively ]	(56,443,255)		(56,970,760)

Total Class IB transactions	(1,720,737)		4,083,131

Class K†
Capital shares sold [ 93,915,350 and 0 shares, respectively ]	459,380,409	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 2,080,097 and 0 shares, respectively ]	10,298,017		—
Capital shares repurchased [ (2,462,265) and 0 shares, respectively ]	(12,346,605)		—

Total Class K transactions	457,331,821		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	87,710,543		(124,041,546)

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,487,433		(31,754,111)
NET ASSETS:
Beginning of year	730,229,718		761,983,829

End of year (a)	$809,717,151		$730,229,718

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$404,824		$273,206

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Boston Advisors Equity Income Portfolio exchanged approximately 86,349,197 Class IA shares for approximately 86,349,197 Class K shares. This exchange amounted to approximately $421,089,129.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.25	$4.64	$4.26	$6.54	$6.91

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.12 (e)	0.12 (e)	0.13 (e)	0.21 (e)
Net realized and unrealized gain (loss) on investments	(0.14)	0.62	0.38	(2.20)	0.05

Total from investment operations	(0.01)	0.74	0.50	(2.07)	0.26

Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.12)	(0.14)	(0.15)
Distributions from net realized gains	—	—	—	(0.07)	(0.48)

Total dividends and distributions	(0.11)	(0.13)	(0.12)	(0.21)	(0.63)

Net asset value, end of year	$5.13	$5.25	$4.64	$4.26	$6.54

Total return	(0.07)%	16.00%	11.82%	(32.11)%	3.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,706	$413,037	$484,617	$376,369	$123,390
Ratio of expenses to average net assets:
After waivers	0.80%	0.80%	0.80%	0.80%	0.80%
After waivers and fees paid indirectly	0.80%	0.80%	0.80%	0.80%	0.80%
Before waivers and fees paid indirectly	0.88%	0.88%	0.90%	0.92%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers	2.39%	2.42%	3.01%	2.61%	2.93%
After waivers and fees paid indirectly	2.39%	2.42%	3.01%	2.61%	2.93%
Before waivers and fees paid indirectly	2.31%	2.34%	2.91%	2.49%	2.84%
Portfolio turnover rate	68%	64%	88%	88%	65%

	Year Ended December 31,
Class IB	2011	2010	2009	2008		2007
Net asset value, beginning of year	$5.27	$4.66	$4.27	$6.56		$6.93

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.11 (e)	0.11 (e)	0.17	(e)	0.19 (e)
Net realized and unrealized gain (loss) on investments	(0.14)	0.62	0.39	(2.26)		0.05

Total from investment operations	(0.03)	0.73	0.50	(2.09)		0.24

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.11)	(0.13)		(0.13)
Distributions from net realized gains	—	—	—	(0.07)		(0.48)

Total dividends and distributions	(0.10)	(0.12)	(0.11)	(0.20)		(0.61)

Net asset value, end of year	$5.14	$5.27	$4.66	$4.27		$6.56

Total return	(0.51)%	15.65%	11.74%	(32.34)%		3.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$309,284	$317,193	$277,367	$247,769		$343,385
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%		1.05%
After waivers and fees paid indirectly	1.05%	1.05%	1.05%	1.05%		1.05%
Before waivers and fees paid indirectly	1.13%	1.13%	1.15%	1.17	%(c)	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers	2.09%	2.18%	2.78%	3.07%		2.68%
After waivers and fees paid indirectly	2.09%	2.18%	2.78%	3.07%		2.68%
Before waivers and fees paid indirectly	2.02%	2.10%	2.68%	2.97%		2.59%
Portfolio turnover rate	68%	64%	88%	88%		65%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$4.81

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments	0.39

Total from investment operations	0.43

Less distributions:
Dividends from net investment income	(0.11)

Net asset value, end of period	$5.13

Total return (b)	9.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$479,728
Ratio of expenses to average net assets:
After waivers (a)	0.80%
After waivers and fees paid indirectly (a)	0.80%
Before waivers and fees paid indirectly (a)	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.23%
After waivers and fees paid indirectly (a)	2.23%
Before waivers and fees paid indirectly (a)	2.16%
Portfolio turnover rate	68%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Calvert Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	0.51%	(1.69)%	0.35%	(0.64)%
Portfolio – Class IB Shares	0.25	(1.94)	0.12	(0.82)
Calvert Social Index®†	0.22	(0.28)	2.16	N/A
Russell 1000® Growth Index	2.64	2.50	2.60	(0.25)

† In 2011, Calvert Social Index® was added to the existing Portfolio’s benchmark index to closely reflect the market sectors in which the Portfolio invests.

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 9/1/99.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.51% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: the Russell 1000® Growth Index 2.64% and the Calvert Social Index® 0.22%.

Portfolio Highlights

What helped performance during the year:

•	The Utilities sector’s strong total return was driven by several natural gas related companies such as ONEOK, NiSource, and Piedmont Natural Gas, and by Consolidated Edison.

•	Top performers in the Consumer Staples sectors included TreeHouse Foods and Hansen Natural.

•

Within the Information Technology sector, the Portfolio benefited from the strong performance of Motorola Mobility and Success Factors. The stocks rose over the period when Google announced its intention to acquire Motorola Mobility and SAP announced its intention to acquire Success Factors.

What hurt performance during the year:

•	Within the Energy sector, Southwestern Energy and Chesapeake Energy were leading contributors to the sector’s weak total return.

•

The weak return posted by the Financials sector was due in large part to the performance of three of the Portfolio’s largest holdings in the sector: Bank of America, JP Morgan Chase, and Goldman Sachs.

Portfolio Positioning and Outlook

The Portfolio is managed to passively replicate the Calvert Social Index®. As of December 31, 2011, the Index’s and Portfolio’s largest sector allocation was to Information Technology. The Financials sector was the next largest sector in both the Portfolio and Index. In our opinion, U.S. equity markets continue to look undervalued and attractive owing primarily to the robustness and quality of the U.S. corporate sector. The U.S. economy, while not immune to the Eurozone’s recession, seems to us to be gathering positive, self-sustained momentum. We expect these trends to continue well into 2012 with the U.S. likely outperforming other developed economies.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	31.0%
Financials	16.0
Consumer Discretionary	12.4
Consumer Staples	11.3
Health Care	11.2
Industrials	8.4
Telecommunication Services	3.7
Energy	2.8
Materials	1.7
Utilities	1.2
Cash and Other	0.3

100.0%

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$935.80	$3.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.19	4.06
Class IB
Actual	1,000.00	933.71	5.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.94	5.32

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.4%)
Auto Components (0.6%)
BorgWarner, Inc.*	1,131	$72,090
Gentex Corp.	1,483	43,882
Johnson Controls, Inc.	6,983	218,288
Tenneco, Inc.*	628	18,702
TRW Automotive Holdings Corp.*	1,076	35,078
Visteon Corp.*	519	25,919

		413,959

Automobiles (0.7%)
Ford Motor Co.*	38,428	413,485
Harley-Davidson, Inc.	2,419	94,027

		507,512

Distributors (0.1%)
Genuine Parts Co.	1,627	99,572

Diversified Consumer Services (0.1%)
Coinstar, Inc.*	320	14,605
DeVry, Inc.	615	23,653
ITT Educational Services, Inc.*	282	16,043
Sotheby’s, Inc.	712	20,313
Strayer Education, Inc.	125	12,149
Weight Watchers International, Inc.	305	16,778

		103,541

Hotels, Restaurants & Leisure (0.9%)
Brinker International, Inc.	912	24,405
Cheesecake Factory, Inc.*	556	16,319
Chipotle Mexican Grill, Inc.*	320	108,077
Darden Restaurants, Inc.	1,378	62,809
Panera Bread Co., Class A*	296	41,869
Starbucks Corp.	7,687	353,679
Vail Resorts, Inc.	378	16,012
Wendy’s Co.	3,164	16,959

		640,129

Household Durables (0.4%)
D.R. Horton, Inc.	2,865	36,128
Garmin Ltd.	1,198	47,692
Harman International Industries, Inc.	720	27,389
Mohawk Industries, Inc.*	570	34,115
PulteGroup, Inc.*	3,556	22,438
Tempur-Pedic International, Inc.*	689	36,193
Tupperware Brands Corp.	623	34,869
Whirlpool Corp.	790	37,486

		276,310

Internet & Catalog Retail (1.4%)
Amazon.com, Inc.*	3,679	636,835
Expedia, Inc.	1,029	29,847
Liberty Interactive Corp.*	5,837	94,647
Netflix, Inc.*	544	37,694
priceline.com, Inc.*	506	236,661
TripAdvisor, Inc.*	1,029	25,928

		1,061,612

Leisure Equipment & Products (0.2%)
Hasbro, Inc.	1,246	39,735

Mattel, Inc.	3,581	$99,408
Polaris Industries, Inc.	660	36,947

		176,090

Media (2.8%)
CBS Corp., Class B	6,432	174,564
DIRECTV, Class A*	7,571	323,736
Discovery Communications, Inc., Class A*	1,453	59,529
DISH Network Corp., Class A	2,137	60,862
DreamWorks Animation SKG, Inc., Class A*	717	11,899
Gannett Co., Inc.	2,514	33,612
John Wiley & Sons, Inc., Class A	520	23,088
Lamar Advertising Co., Class A*	607	16,693
Liberty Global, Inc., Class A*	1,475	60,519
Liberty Media Corp. - Liberty Capital*	1,146	89,445
Madison Square Garden Co., Class A*	650	18,616
McGraw-Hill Cos., Inc.	3,109	139,812
Omnicom Group, Inc.	2,905	129,505
Scripps Networks Interactive, Inc., Class A	919	38,984
Time Warner Cable, Inc.	3,327	211,497
Time Warner, Inc.	10,847	392,011
Valassis Communications, Inc.*	495	9,519
Viacom, Inc., Class B	5,318	241,490
Virgin Media, Inc.	3,240	69,271
Washington Post Co., Class B	49	18,464

		2,123,116

Multiline Retail (1.0%)
Big Lots, Inc.*	777	29,340
Dillard’s, Inc., Class A	367	16,471
Dollar Tree, Inc.*	1,238	102,890
Family Dollar Stores, Inc.	1,167	67,289
Kohl’s Corp.	2,745	135,466
Nordstrom, Inc.	1,747	86,843
Target Corp.	6,301	322,737

		761,036

Specialty Retail (3.4%)
Aaron’s, Inc.	725	19,343
Advance Auto Parts, Inc.	768	53,476
American Eagle Outfitters, Inc.	2,017	30,840
ANN, Inc.*	526	13,034
Ascena Retail Group, Inc.*	663	19,704
Bed Bath & Beyond, Inc.*	2,580	149,563
Best Buy Co., Inc.	3,154	73,709
CarMax, Inc.*	2,338	71,262
Chico’s FAS, Inc.	1,820	20,275
GameStop Corp., Class A*	1,465	35,351
Gap, Inc.	2,836	52,608
Home Depot, Inc.	15,649	657,884
Limited Brands, Inc.	2,698	108,864
Lowe’s Cos., Inc.	13,098	332,427
O’Reilly Automotive, Inc.*	1,406	112,410
PetSmart, Inc.	1,169	59,958
RadioShack Corp.	1,062	10,312
Ross Stores, Inc.	2,418	114,928
Sally Beauty Holdings, Inc.*	986	20,834

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Signet Jewelers Ltd.	889	$39,080
Staples, Inc.	7,390	102,647
Tiffany & Co.	1,283	85,012
TJX Cos., Inc.	3,984	257,167
Tractor Supply Co.	732	51,350
Ulta Salon Cosmetics & Fragrance, Inc.*	509	33,044
Williams-Sonoma, Inc.	962	37,037

		2,562,119

Textiles, Apparel & Luxury Goods (0.8%)
Crocs, Inc.*	887	13,101
Deckers Outdoor Corp.*	392	29,624
Fossil, Inc.*	559	44,362
Hanesbrands, Inc.*	998	21,816
NIKE, Inc., Class B	3,866	372,567
PVH Corp.	635	44,761
Under Armour, Inc., Class A*	406	29,147
Wolverine World Wide, Inc.	505	17,998

		573,376

Total Consumer Discretionary		9,298,372

Consumer Staples (11.3%)
Beverages (3.6%)
Coca-Cola Co.	21,117	1,477,556
Dr. Pepper Snapple Group, Inc.	2,248	88,751
Hansen Natural Corp.*	720	66,341
PepsiCo, Inc.	15,814	1,049,259

		2,681,907

Food & Staples Retailing (2.3%)
Casey’s General Stores, Inc.	390	20,089
Costco Wholesale Corp.	4,440	369,941
CVS Caremark Corp.	13,911	567,291
Ruddick Corp.	445	18,975
Safeway, Inc.	3,600	75,744
SUPERVALU, Inc.	2,187	17,758
Sysco Corp.	6,034	176,977
United Natural Foods, Inc.*	500	20,005
Walgreen Co.	9,374	309,904
Whole Foods Market, Inc.	1,626	113,137

		1,689,821

Food Products (1.4%)
Campbell Soup Co.	2,038	67,743
Corn Products International, Inc.	770	40,494
Darling International, Inc.*	1,152	15,310
Flowers Foods, Inc.	1,395	26,477
General Mills, Inc.	6,207	250,825
Green Mountain Coffee Roasters, Inc.*	1,280	57,408
H.J. Heinz Co.	3,284	177,467
Hershey Co.	1,597	98,663
J.M. Smucker Co.	1,177	92,006
Kellogg Co.	2,510	126,931
McCormick & Co., Inc. (Non-Voting)	1,230	62,017
Ralcorp Holdings, Inc.*	551	47,111
TreeHouse Foods, Inc.*	366	23,929

		1,086,381

Household Products (3.7%)
Church & Dwight Co., Inc.	1,449	$66,306
Clorox Co.	1,351	89,923
Colgate-Palmolive Co.	4,608	425,733
Kimberly-Clark Corp.	3,999	294,167
Procter & Gamble Co.	27,899	1,861,142

		2,737,271

Personal Products (0.3%)
Avon Products, Inc.	4,489	78,423
Estee Lauder Cos., Inc., Class A	1,210	135,907

		214,330

Total Consumer Staples		8,409,710

Energy (2.8%)
Energy Equipment & Services (0.8%)
Bristow Group, Inc.	359	17,013
Cameron International Corp.*	2,510	123,467
CARBO Ceramics, Inc.	206	25,406
Core Laboratories N.V.	481	54,810
Dril-Quip, Inc.*	370	24,353
Exterran Holdings, Inc.*	700	6,370
FMC Technologies, Inc.*	2,471	129,060
Helix Energy Solutions Group, Inc.*	1,042	16,464
Key Energy Services, Inc.*	1,478	22,865
Lufkin Industries, Inc.	313	21,068
Noble Corp.*	2,701	81,624
SEACOR Holdings, Inc.*	226	20,105
Tidewater, Inc.	533	26,277
Unit Corp.*	492	22,829

		591,711

Oil, Gas & Consumable Fuels (2.0%)
Bill Barrett Corp.*	448	15,263
Chesapeake Energy Corp.	6,791	151,371
Cimarex Energy Co.	868	53,729
Comstock Resources, Inc.*	511	7,818
Denbury Resources, Inc.*	4,119	62,197
Energen Corp.	747	37,350
EOG Resources, Inc.	2,735	269,425
EQT Corp.	1,555	85,198
EXCO Resources, Inc.	1,771	18,507
Pioneer Natural Resources Co.	1,197	107,108
Plains Exploration & Production Co.*	1,432	52,583
QEP Resources, Inc.	1,836	53,795
Quicksilver Resources, Inc.*	1,329	8,918
Range Resources Corp.	1,691	104,741
SM Energy Co.	659	48,173
Southern Union Co.	1,186	49,943
Southwestern Energy Co.*	3,614	115,431
Spectra Energy Corp.	6,683	205,502
Whiting Petroleum Corp.*	1,205	56,261
World Fuel Services Corp.	735	30,855

		1,534,168

Total Energy		2,125,879

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Financials (16.0%)
Capital Markets (2.6%)
Affiliated Managers Group, Inc.*	539	$51,717
Bank of New York Mellon Corp.	12,772	254,290
BlackRock, Inc.	1,013	180,557
Charles Schwab Corp.	10,704	120,527
E*TRADE Financial Corp.*	2,744	21,842
Eaton Vance Corp.	1,263	29,857
Federated Investors, Inc., Class B	1,093	16,559
Franklin Resources, Inc.	1,562	150,046
Goldman Sachs Group, Inc.	4,395	397,440
Greenhill & Co., Inc.	299	10,875
Invesco Ltd.	4,705	94,523
Janus Capital Group, Inc.	1,956	12,342
Jefferies Group, Inc.	1,520	20,900
Legg Mason, Inc.	1,443	34,704
Northern Trust Corp.	2,295	91,020
SEI Investments Co.	1,536	26,650
State Street Corp.	5,192	209,290
Stifel Financial Corp.*	558	17,884
T. Rowe Price Group, Inc.	2,621	149,266
TD Ameritrade Holding Corp.	2,341	36,637
Waddell & Reed Financial, Inc., Class A	909	22,516

		1,949,442

Commercial Banks (4.9%)
Associated Banc-Corp	1,817	20,296
Bank of Hawaii Corp.	493	21,934
BB&T Corp.	7,225	181,853
BOK Financial Corp.	274	15,051
CapitalSource, Inc.	3,294	22,070
CIT Group, Inc.*	2,144	74,761
City National Corp./California	514	22,709
Comerica, Inc.	2,101	54,206
Commerce Bancshares, Inc./Missouri	851	32,440
Cullen/Frost Bankers, Inc.	599	31,693
East West Bancorp, Inc.	1,550	30,613
Fifth Third Bancorp	9,579	121,845
First Horizon National Corp.	2,756	22,048
First Niagara Financial Group, Inc.	3,056	26,373
FirstMerit Corp.	1,144	17,309
Fulton Financial Corp.	2,078	20,385
Hancock Holding Co.	822	26,279
Huntington Bancshares, Inc./Ohio	8,973	49,262
IBERIABANK Corp.	316	15,579
KeyCorp	10,050	77,284
M&T Bank Corp.	1,317	100,540
PNC Financial Services Group, Inc.	5,425	312,860
Popular, Inc.*	11,178	15,537
Prosperity Bancshares, Inc.	491	19,812
Regions Financial Corp.	13,278	57,095
Signature Bank/New York*	443	26,576
SunTrust Banks, Inc.	5,540	98,058
SVB Financial Group*	458	21,842
Synovus Financial Corp.	7,577	10,684
TCF Financial Corp.	1,591	16,419
U.S. Bancorp	19,708	533,101
UMB Financial Corp.	367	13,671
Umpqua Holdings Corp.	1,201	14,880
Valley National Bancorp	1,771	21,907

Webster Financial Corp.	780	$15,904
Wells Fargo & Co.	51,372	1,415,812
Westamerica Bancorp	299	13,126
Zions Bancorp	1,919	31,241

		3,623,055

Consumer Finance (1.3%)
American Express Co.	10,972	517,549
Capital One Financial Corp.	4,703	198,890
Discover Financial Services	5,645	135,480
SLM Corp.	5,425	72,695

		924,614

Diversified Financial Services (3.1%)
Bank of America Corp.	103,963	578,034
CME Group, Inc.	667	162,528
IntercontinentalExchange, Inc.*	759	91,497
JPMorgan Chase & Co.	39,116	1,300,607
Moody’s Corp.	2,093	70,492
NASDAQ OMX Group, Inc.*	1,427	34,976
NYSE Euronext	2,759	72,010

		2,310,144

Insurance (3.7%)
ACE Ltd.	3,499	245,350
Aflac, Inc.	4,883	211,239
Alleghany Corp.*	84	23,964
Allied World Assurance Co. Holdings AG	389	24,480
American Financial Group, Inc./Ohio	911	33,607
Aon Corp.	3,377	158,044
Arch Capital Group Ltd.*	1,350	50,260
Arthur J. Gallagher & Co.	1,153	38,556
Aspen Insurance Holdings Ltd.	730	19,345
Assured Guaranty Ltd.	1,739	22,850
Axis Capital Holdings Ltd.	1,345	42,986
Brown & Brown, Inc.	1,208	27,337
Chubb Corp.	2,953	204,407
Cincinnati Financial Corp.	1,568	47,761
CNO Financial Group, Inc.*	2,331	14,709
Endurance Specialty Holdings Ltd.	421	16,103
Erie Indemnity Co., Class A	282	22,041
Everest Reinsurance Group Ltd.	469	39,438
Fidelity National Financial, Inc., Class A	2,321	36,974
First American Financial Corp.	1,116	14,140
Genworth Financial, Inc., Class A*	5,169	33,857
Hanover Insurance Group, Inc.	471	16,461
Hartford Financial Services Group, Inc.	4,550	73,938
HCC Insurance Holdings, Inc.	1,137	31,267
Lincoln National Corp.	3,218	62,494
Markel Corp.*	98	40,638
PartnerReinsurance Ltd.	698	44,819
Platinum Underwriters Holdings Ltd.	388	13,235
Principal Financial Group, Inc.	3,005	73,923
ProAssurance Corp.	301	24,026
Progressive Corp.	6,208	121,118
Protective Life Corp.	863	19,469
Prudential Financial, Inc.	4,997	250,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

RenaissanceReinsurance Holdings Ltd.	531	$39,490
StanCorp Financial Group, Inc.	466	17,125
Torchmark Corp.	1,075	46,644
Transatlantic Holdings, Inc.	636	34,808
Travelers Cos., Inc.	4,336	256,561
Unum Group	3,132	65,991
Validus Holdings Ltd.	725	22,837
W. R. Berkley Corp.	1,259	43,297
White Mountains Insurance Group Ltd.	66	29,928
Willis Group Holdings plc	1,762	68,366
XL Group plc	3,080	60,892

		2,785,225

Real Estate Management & Development (0.2%)
Brookfield Office Properties, Inc.	2,686	42,009
CBRE Group, Inc.*	3,126	47,578
Forest City Enterprises, Inc., Class A*	1,385	16,371
Howard Hughes Corp.*	259	11,440
Jones Lang LaSalle, Inc.	458	28,057
St. Joe Co.*	923	13,531

		158,986

Thrifts & Mortgage Finance (0.2%)
Capitol Federal Financial, Inc.	1,748	20,172
Hudson City Bancorp, Inc.	5,109	31,931
New York Community Bancorp, Inc.	4,534	56,086
People’s United Financial, Inc.	3,929	50,488
Washington Federal, Inc.	1,168	16,340

		175,017

Total Financials		11,926,483

Health Care (11.2%)
Biotechnology (2.1%)
Alexion Pharmaceuticals, Inc.*	1,804	128,986
Alkermes plc*	967	16,787
Amgen, Inc.	8,766	562,865
Amylin Pharmaceuticals, Inc.*	1,286	14,635
Biogen Idec, Inc.*	2,461	270,833
Cepheid, Inc.*	653	22,470
Cubist Pharmaceuticals, Inc.*	626	24,802
Dendreon Corp.*	1,511	11,484
Gilead Sciences, Inc.*	7,977	326,499
Human Genome Sciences, Inc.*	1,981	14,639
Incyte Corp.*	1,096	16,451
InterMune, Inc.*	640	8,064
Myriad Genetics, Inc.*	881	18,448
Onyx Pharmaceuticals, Inc.*	657	28,875
Regeneron Pharmaceuticals, Inc.*	712	39,466
United Therapeutics Corp.*	517	24,428
Vertex Pharmaceuticals, Inc.*	2,220	73,726

		1,603,458

Health Care Equipment & Supplies (2.2%)
Alere, Inc.*	878	20,273
Becton, Dickinson and Co.	2,094	156,464
CareFusion Corp.*	2,263	57,503
Cooper Cos., Inc.	492	34,696

DENTSPLY International, Inc.	1,459	$51,050
Edwards Lifesciences Corp.*	1,169	82,648
Gen-Probe, Inc.*	501	29,619
Haemonetics Corp.*	266	16,285
Hologic, Inc.*	2,695	47,189
IDEXX Laboratories, Inc.*	585	45,022
Intuitive Surgical, Inc.*	400	185,204
Masimo Corp.*	575	10,744
Medtronic, Inc.	10,953	418,952
NuVasive, Inc.*	413	5,200
ResMed, Inc.*	1,580	40,132
Sirona Dental Systems, Inc.*	568	25,015
St. Jude Medical, Inc.	3,372	115,660
Stryker Corp.	3,074	152,809
Teleflex, Inc.	422	25,864
Thoratec Corp.*	617	20,706
Varian Medical Systems, Inc.*	1,211	81,294

		1,622,329

Health Care Providers & Services (2.0%)
AMERIGROUP Corp.*	515	30,426
AmerisourceBergen Corp.	2,773	103,128
Brookdale Senior Living, Inc.*	1,034	17,981
Cardinal Health, Inc.	3,600	146,196
Catalyst Health Solutions, Inc.*	432	22,464
Centene Corp.*	511	20,231
Cigna Corp.	2,771	116,382
Coventry Health Care, Inc.*	1,528	46,405
DaVita, Inc.*	960	72,778
Express Scripts, Inc.*	4,681	209,194
Health Management Associates, Inc., Class A*	2,624	19,339
Healthspring, Inc.*	691	37,687
Henry Schein, Inc.*	955	61,531
HMS Holdings Corp.*	872	27,887
Laboratory Corp. of America Holdings*	1,031	88,635
LifePoint Hospitals, Inc.*	532	19,764
Lincare Holdings, Inc.	961	24,707
Magellan Health Services, Inc.*	318	15,731
McKesson Corp.	2,517	196,099
MEDNAX, Inc.*	498	35,861
Owens & Minor, Inc.	662	18,397
Patterson Cos., Inc.	1,010	29,815
PSS World Medical, Inc.*	544	13,159
Quest Diagnostics, Inc.	1,605	93,186
VCA Antech, Inc.*	886	17,499
WellCare Health Plans, Inc.*	433	22,733

		1,507,215

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	1,923	36,422
Cerner Corp.*	1,476	90,405

		126,827

Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.*	3,510	122,604
Bio-Rad Laboratories, Inc., Class A*	202	19,400
Illumina, Inc.*	1,267	38,618
Life Technologies Corp.*	1,855	72,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Mettler-Toledo International, Inc.*	325	$48,006
Techne Corp.	370	25,256
Thermo Fisher Scientific, Inc.*	3,921	176,328
Waters Corp.*	937	69,385

		571,775

Pharmaceuticals (4.0%)
Allergan, Inc.	3,164	277,609
Bristol-Myers Squibb Co.	17,670	622,691
Endo Pharmaceuticals Holdings, Inc.*	1,189	41,056
Hospira, Inc.*	1,735	52,692
Johnson & Johnson	28,036	1,838,601
Medicis Pharmaceutical Corp., Class A	650	21,612
Perrigo Co.	847	82,413
Salix Pharmaceuticals Ltd.*	595	28,471

		2,965,145

Total Health Care		8,396,749

Industrials (8.4%)
Aerospace & Defense (0.2%)
BE Aerospace, Inc.*	972	37,626
Hexcel Corp.*	989	23,944
Rockwell Collins, Inc.	1,587	87,872
Spirit AeroSystems Holdings, Inc., Class A*	1,173	24,375

		173,817

Air Freight & Logistics (1.4%)
C.H. Robinson Worldwide, Inc.	1,706	119,045
Expeditors International of Washington, Inc.	2,194	89,866
FedEx Corp.	3,035	253,453
United Parcel Service, Inc., Class B	7,581	554,853

		1,017,217

Airlines (0.3%)
Alaska Air Group, Inc.*	371	27,858
Delta Air Lines, Inc.*	8,412	68,053
JetBlue Airways Corp.*	2,605	13,546
Southwest Airlines Co.	8,206	70,243
U.S. Airways Group, Inc.*	1,635	8,290

		187,990

Building Products (0.1%)
A.O. Smith Corp.	403	16,168
Lennox International, Inc.	512	17,280
Masco Corp.	3,725	39,038
Owens Corning, Inc.*	1,200	34,464

		106,950

Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	1,078	30,917
Covanta Holding Corp.	1,238	16,948
Herman Miller, Inc.	605	11,162
Iron Mountain, Inc.	1,908	58,766
Pitney Bowes, Inc.	1,925	35,690
R.R. Donnelley & Sons Co.	1,992	28,745
United Stationers, Inc.	463	15,075

		197,303

Construction & Engineering (0.1%)
AECOM Technology Corp.*	1,056	$21,722
EMCOR Group, Inc.	695	18,633
Quanta Services, Inc.*	2,162	46,569

		86,924

Electrical Equipment (1.2%)
Acuity Brands, Inc.	447	23,691
AMETEK, Inc.	1,665	70,097
Belden, Inc.	491	16,340
Brady Corp., Class A	511	16,132
Cooper Industries plc	1,709	92,542
Emerson Electric Co.	7,666	357,159
General Cable Corp.*	541	13,530
GrafTech International Ltd.*	1,326	18,100
Hubbell, Inc., Class B	544	36,372
Regal-Beloit Corp.	402	20,490
Rockwell Automation, Inc.	1,483	108,808
Roper Industries, Inc.	977	84,872
Thomas & Betts Corp.*	538	29,375

		887,508

Industrial Conglomerates (1.1%)
3M Co.	6,711	548,490
Carlisle Cos., Inc.	618	27,378
Danaher Corp.	5,858	275,560

		851,428

Machinery (2.5%)
Actuant Corp., Class A	721	16,360
AGCO Corp.*	993	42,669
CLARCOR, Inc.	521	26,045
Cummins, Inc.	1,765	155,355
Deere & Co.	4,371	338,097
Donaldson Co., Inc.	727	49,494
Dover Corp.	1,908	110,759
Eaton Corp.	3,441	149,787
Gardner Denver, Inc.	534	41,150
Graco, Inc.	632	25,842
Harsco Corp.	824	16,958
IDEX Corp.	862	31,989
Illinois Tool Works, Inc.	4,361	203,702
Lincoln Electric Holdings, Inc.	875	34,230
Middleby Corp.*	196	18,432
Nordson Corp.	647	26,643
PACCAR, Inc.	3,817	143,023
Pall Corp.	1,178	67,323
Pentair, Inc.	1,012	33,689
Robbins & Myers, Inc.	387	18,789
Snap-on, Inc.	588	29,765
SPX Corp.	521	31,401
Stanley Black & Decker, Inc.	1,725	116,610
Terex Corp.*	1,140	15,401
Toro Co.	318	19,290
Valmont Industries, Inc.	235	21,336
WABCO Holdings, Inc.*	697	30,250
Woodward, Inc.	603	24,681

		1,839,070

Marine (0.1%)
Alexander & Baldwin, Inc.	422	17,226
Kirby Corp.*	571	37,595

		54,821

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Professional Services (0.3%)
Dun & Bradstreet Corp.	509	$38,089
FTI Consulting, Inc.*	432	18,325
IHS, Inc., Class A*	477	41,098
Manpower, Inc.	830	29,673
Robert Half International, Inc.	1,501	42,718
Towers Watson & Co., Class A	559	33,501
Verisk Analytics, Inc., Class A*	1,305	52,370

		255,774

Road & Rail (0.4%)
Avis Budget Group, Inc.*	1,090	11,685
Con-way, Inc.	568	16,563
Genesee & Wyoming, Inc., Class A*	416	25,201
Hertz Global Holdings, Inc.*	2,474	28,995
J.B. Hunt Transport Services, Inc.	1,046	47,143
Kansas City Southern*	1,139	77,463
Landstar System, Inc.	493	23,625
Old Dominion Freight Line, Inc.*	566	22,940
Ryder System, Inc.	525	27,899

		281,514

Trading Companies & Distributors (0.4%)
Fastenal Co.	3,007	131,135
MSC Industrial Direct Co., Inc., Class A	490	35,060
W.W. Grainger, Inc.	607	113,624
Watsco, Inc.	258	16,940
WESCO International, Inc.*	445	23,590

		320,349

Total Industrials		6,260,665

Information Technology (31.0%)
Communications Equipment (3.6%)
Acme Packet, Inc.*	544	16,815
ADTRAN, Inc.	665	20,056
Arris Group, Inc.*	1,242	13,438
Aruba Networks, Inc.*	901	16,687
Ciena Corp.*	945	11,435
Cisco Systems, Inc.	56,741	1,025,877
F5 Networks, Inc.*	822	87,231
Harris Corp.	1,321	47,609
InterDigital, Inc.	460	20,042
JDS Uniphase Corp.*	2,260	23,594
Juniper Networks, Inc.*	5,414	110,500
Motorola Mobility Holdings, Inc.*	2,999	116,361
Motorola Solutions, Inc.	3,089	142,990
Plantronics, Inc.	493	17,571
Polycom, Inc.*	1,860	30,318
QUALCOMM, Inc.	16,956	927,493
Riverbed Technology, Inc.*	1,588	37,318
Tellabs, Inc.	3,463	13,991
ViaSat, Inc.*	436	20,108

		2,699,434

Computers & Peripherals (7.6%)
Apple, Inc.*	9,703	3,929,715
Dell, Inc.*	16,960	248,125
Diebold, Inc.	662	19,906
EMC Corp.*	21,173	456,066

Hewlett-Packard Co.	21,422	$551,831
Lexmark International, Inc., Class A	811	26,820
NCR Corp.*	1,584	26,073
NetApp, Inc.*	3,780	137,101
QLogic Corp.*	1,076	16,140
SanDisk Corp.*	2,454	120,761
Seagate Technology plc	4,345	71,258
Western Digital Corp.*	2,392	74,032

		5,677,828

Electronic Equipment, Instruments & Components (1.1%)
Amphenol Corp., Class A	1,742	79,069
Anixter International, Inc.*	311	18,548
Arrow Electronics, Inc.*	1,185	44,331
Avnet, Inc.*	1,584	49,247
Corning, Inc.	15,835	205,538
Dolby Laboratories, Inc., Class A*	549	16,750
Flextronics International Ltd.*	7,595	42,988
FLIR Systems, Inc.	1,664	41,716
Ingram Micro, Inc., Class A*	1,617	29,413
Itron, Inc.*	417	14,916
Jabil Circuit, Inc.	2,072	40,736
Molex, Inc.	672	16,034
National Instruments Corp.	955	24,782
TE Connectivity Ltd.	4,432	136,550
Tech Data Corp.*	482	23,816
Trimble Navigation Ltd.*	1,254	54,424
Vishay Intertechnology, Inc.*	1,490	13,395

		852,253

Internet Software & Services (3.3%)
Akamai Technologies, Inc.*	1,932	62,365
AOL, Inc.*	1,114	16,821
eBay, Inc.*	11,418	346,308
Equinix, Inc.*	486	49,280
Google, Inc., Class A*	2,565	1,656,734
Monster Worldwide, Inc.*	1,355	10,745
Rackspace Hosting, Inc.*	1,107	47,612
VistaPrint N.V.*	405	12,393
WebMD Health Corp.*	614	23,056
Yahoo!, Inc.*	12,256	197,689

		2,423,003

IT Services (6.2%)
Alliance Data Systems Corp.*	521	54,101
Amdocs Ltd.*	1,981	56,518
Automatic Data Processing, Inc.	5,080	274,371
Broadridge Financial Solutions, Inc.	1,269	28,616
Cognizant Technology Solutions Corp., Class A*	3,146	202,319
Computer Sciences Corp.	1,632	38,678
Convergys Corp.*	1,072	13,689
CoreLogic, Inc.*	1,199	15,503
DST Systems, Inc.	381	17,343
Fidelity National Information Services, Inc.	2,742	72,910
Fiserv, Inc.*	1,457	85,584
Gartner, Inc.*	916	31,849
Genpact Ltd.*	1,090	16,296
Global Payments, Inc.	839	39,752

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

International Business Machines Corp.	12,155	$2,235,061
Jack Henry & Associates, Inc.	892	29,980
Lender Processing Services, Inc.	876	13,201
Mastercard, Inc., Class A	1,086	404,883
NeuStar, Inc., Class A*	749	25,593
Paychex, Inc.	3,341	100,598
Teradata Corp.*	1,727	83,777
Total System Services, Inc.	2,013	39,374
VeriFone Systems, Inc.*	982	34,881
Visa, Inc., Class A	5,407	548,973
Western Union Co.	6,531	119,256
Wright Express Corp.*	404	21,929

		4,605,035

Office Electronics (0.2%)
Xerox Corp.	14,419	114,775
Zebra Technologies Corp., Class A*	555	19,858

		134,633

Semiconductors & Semiconductor Equipment (4.1%)
Advanced Micro Devices, Inc.*	5,988	32,335
Altera Corp.	3,321	123,209
Analog Devices, Inc.	3,073	109,952
Applied Materials, Inc.	13,674	146,448
Atmel Corp.*	4,488	36,353
Cavium, Inc.*	503	14,300
Cypress Semiconductor Corp.*	1,810	30,571
Fairchild Semiconductor International, Inc.*	1,329	16,001
First Solar, Inc.*	589	19,885
Hittite Microwave Corp.*	293	14,468
Intel Corp.	54,183	1,313,938
Intersil Corp., Class A	1,297	13,541
KLA-Tencor Corp.	1,732	83,569
Lam Research Corp.*	1,279	47,349
Linear Technology Corp.	2,187	65,676
LSI Corp.*	6,029	35,872
Marvell Technology Group Ltd.*	5,259	72,837
MEMC Electronic Materials, Inc.*	2,417	9,523
Microchip Technology, Inc.	1,963	71,905
Micron Technology, Inc.*	9,019	56,729
Netlogic Microsystems, Inc.*	702	34,798
Novellus Systems, Inc.*	734	30,307
NVIDIA Corp.*	6,187	85,752
OmniVision Technologies, Inc.*	616	7,537
ON Semiconductor Corp.*	4,558	35,188
PMC-Sierra, Inc.*	2,428	13,378
Semtech Corp.*	685	17,002
Silicon Laboratories, Inc.*	459	19,930
Skyworks Solutions, Inc.*	1,917	31,094
Teradyne, Inc.*	1,912	26,060
Texas Instruments, Inc.	11,910	346,700
TriQuint Semiconductor, Inc.*	1,735	8,449
Xilinx, Inc.	2,730	87,524

		3,058,180

Software (4.9%)
Adobe Systems, Inc.*	5,075	143,470
ANSYS, Inc.*	941	53,900
Ariba, Inc.*	996	27,968

Autodesk, Inc.*	2,380	$72,185
BMC Software, Inc.*	1,790	58,676
CA, Inc.	4,195	84,802
Cadence Design Systems, Inc.*	2,793	29,047
Check Point Software Technologies Ltd.*	1,733	91,052
Citrix Systems, Inc.*	1,904	115,611
Compuware Corp.*	2,267	18,861
Concur Technologies, Inc.*	492	24,989
Electronic Arts, Inc.*	3,439	70,843
FactSet Research Systems, Inc.	436	38,054
Fortinet, Inc.*	1,226	26,739
Informatica Corp.*	1,048	38,703
Intuit, Inc.	2,868	150,828
MICROS Systems, Inc.*	833	38,801
Microsoft Corp.	74,878	1,943,833
Nuance Communications, Inc.*	2,349	59,101
Parametric Technology Corp.*	1,226	22,387
Progress Software Corp.*	693	13,410
Red Hat, Inc.*	1,960	80,928
Rovi Corp.*	1,093	26,866
Salesforce.com, Inc.*	1,200	121,752
Solera Holdings, Inc.	724	32,247
SuccessFactors, Inc.*	853	34,009
Symantec Corp.*	7,727	120,928
Synopsys, Inc.*	1,505	40,936
TIBCO Software, Inc.*	1,639	39,189
VMware, Inc., Class A*	838	69,713

		3,689,828

Total Information Technology		23,140,194

Materials (1.7%)
Chemicals (1.2%)
Air Products and Chemicals, Inc.	2,049	174,554
Airgas, Inc.	668	52,158
Ecolab, Inc.	3,043	175,916
International Flavors & Fragrances, Inc.	825	43,247
Praxair, Inc.	3,107	332,138
Sensient Technologies Corp.	521	19,746
Sigma-Aldrich Corp.	1,079	67,394

		865,153

Construction Materials (0.0%)
Eagle Materials, Inc.	475	12,188

Containers & Packaging (0.3%)
AptarGroup, Inc.	639	33,337
Ball Corp.	1,698	60,636
Bemis Co., Inc.	1,069	32,155
Owens-Illinois, Inc.*	1,662	32,209
Sealed Air Corp.	1,998	34,386
Sonoco Products Co.	1,037	34,179

		226,902

Metals & Mining (0.1%)
Compass Minerals International, Inc.	338	23,271
Reliance Steel & Aluminum Co.	756	36,810

		60,081

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Paper & Forest Products (0.1%)
AbitibiBowater, Inc.*	770	$11,204
Domtar Corp.	419	33,503
MeadWestvaco Corp.	1,774	53,131

		97,838

Total Materials		1,262,162

Telecommunication Services (3.7%)
Diversified Telecommunication Services (3.0%)
AboveNet, Inc.*	242	15,732
AT&T, Inc.	61,178	1,850,023
CenturyLink, Inc.	6,300	234,360
Frontier Communications Corp.	10,337	53,235
tw telecom, Inc.*	1,544	29,923
Windstream Corp.	5,281	61,999

		2,245,272

Wireless Telecommunication Services (0.7%)
American Tower Corp., Class A	4,109	246,581
Crown Castle International Corp.*	2,503	112,135
MetroPCS Communications, Inc.*	3,303	28,670
NII Holdings, Inc.*	1,804	38,425
SBA Communications Corp., Class A*	1,144	49,146
Telephone & Data Systems, Inc.	518	13,411

		488,368

Total Telecommunication Services		2,733,640

Utilities (1.2%)
Electric Utilities (0.2%)
Cleco Corp.	630	24,003
Hawaiian Electric Industries, Inc.	994	26,321
IDACORP, Inc.	517	21,926

ITC Holdings Corp.	533	$40,444
Portland General Electric Co.	776	19,625

		132,319

Gas Utilities (0.4%)
AGL Resources, Inc.	1,198	50,627
Atmos Energy Corp.	931	31,049
New Jersey Resources Corp.	430	21,156
ONEOK, Inc.	995	86,257
Piedmont Natural Gas Co., Inc.	745	25,315
Questar Corp.	1,823	36,205
South Jersey Industries, Inc.	309	17,554
Southwest Gas Corp.	476	20,225
WGL Holdings, Inc.	533	23,569

		311,957

Multi-Utilities (0.6%)
CMS Energy Corp.	2,616	57,761
Consolidated Edison, Inc.	3,021	187,393
Integrys Energy Group, Inc.	809	43,832
MDU Resources Group, Inc.	1,781	38,220
NiSource, Inc.	2,908	69,240
OGE Energy Corp.	999	56,653

		453,099

Water Utilities (0.0%)
Aqua America, Inc.	1,433	31,598

Total Utilities		928,973

Total Investments (99.7%) (Cost $74,256,486)		74,482,827
Other Assets Less Liabilities (0.3%)		221,219

Net Assets (100%)		$74,704,046

*	Non-income producing.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$9,298,372	$—	$—	$9,298,372
Consumer Staples	8,409,710	—	—	8,409,710
Energy	2,125,879	—	—	2,125,879
Financials	11,926,483	—	—	11,926,483

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Health Care	$8,396,749	$—	$—	$8,396,749
Industrials	6,260,665	—	—	6,260,665
Information Technology	23,120,138	20,056	—	23,140,194
Materials	1,262,162	—	—	1,262,162
Telecommunication Services	2,733,640	—	—	2,733,640
Utilities	928,973	—	—	928,973

Total Assets	$74,462,771	$20,056	$—	$74,482,827

Total Liabilities	$—	$—	$—	$—

Total	$74,462,771	$20,056	$—	$74,482,827

The Portfolio had no derivatives contracts for the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$105,630,132
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$108,438,882

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,746,505
Aggregate gross unrealized depreciation	(5,614,604)

Net unrealized appreciation	$131,901

Federal income tax cost of investments	$74,350,926

For the year ended December 31, 2011, the Portfolio incurred approximately $34,255 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $4,455,470, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $14,279,674 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $74,256,486)	$74,482,827
Cash	264,559
Foreign cash (Cost $6,675)	6,038
Dividends, interest and other receivables	59,553
Receivable from Separate Accounts for Trust shares sold	27,872
Other assets	125

Total assets	74,840,974

LIABILITIES
Investment management fees payable	48,058
Payable to Separate Accounts for Trust shares redeemed	44,635
Distribution fees payable - Class IB	15,152
Administrative fees payable	8,984
Trustees’ fees payable	31
Accrued expenses	20,068

Total liabilities	136,928

NET ASSETS	$74,704,046

Net assets were comprised of:
Paid in capital	$79,102,222
Accumulated undistributed net investment income (loss)	157
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(4,624,037)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	225,704

Net assets	$74,704,046

Class IA
Net asset value, offering and redemption price per share, $2,869,245 / 394,061 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.28

Class IB
Net asset value, offering and redemption price per share, $71,834,801 / 10,000,491 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.18

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $5,750 foreign withholding tax)	$1,118,830
Interest	75

Total income	1,118,905

EXPENSES
Investment management fees	464,404
Distribution fees - Class IB	188,845
Administrative fees	110,073
Professional fees	25,223
Custodian fees	20,500
Recoupment fees	16,541
Printing and mailing expenses	7,429
Trustees’ fees	1,955
Miscellaneous	1,042

Total expenses	836,012

NET INVESTMENT INCOME (LOSS)	282,893

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	14,111,107
Foreign currency transactions	195

Net realized gain (loss)	14,111,302

Change in unrealized appreciation (depreciation) on:
Securities	(14,395,797)
Foreign currency translations	(188)

Net change in unrealized appreciation (depreciation)	(14,395,985)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(284,683)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,790)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$282,893	$(46,313)
Net realized gain (loss) on investments and foreign currency transactions	14,111,302	1,349,432
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(14,395,985)	7,566,676

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,790)	8,869,795

DIVIDENDS:
Dividends from net investment income
Class IA	(17,903)	(1,509)
Class IB	(272,567)	(34,466)

TOTAL DIVIDENDS	(290,470)	(35,975)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 28,855 and 22,535 shares, respectively ]	213,525	149,117
Capital shares issued in reinvestment of dividends [ 2,541 and 239 shares, respectively ]	17,903	1,509
Capital shares repurchased [ (74,171) and (118,513) shares, respectively ]	(553,214)	(787,429)

Total Class IA transactions	(321,786)	(636,803)

Class IB
Capital shares sold [ 1,448,308 and 1,652,844 shares, respectively ]	10,800,631	10,787,261
Capital shares issued in reinvestment of dividends [ 39,213 and 5,522 shares, respectively ]	272,567	34,466
Capital shares repurchased [ (1,933,089) and (2,204,334) shares, respectively ]	(14,079,902)	(14,440,514)

Total Class IB transactions	(3,006,704)	(3,618,787)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,328,490)	(4,255,590)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,620,750)	4,578,230
NET ASSETS:
Beginning of year	78,324,796	73,746,566

End of year (a)	$74,704,046	$78,324,796

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$157	$157

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010		2009		2008	2007
Net asset value, beginning of year	$7.29	$6.47		$4.95		$9.20	$8.62

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.01	(e)	0.03	(e)	0.04 (e)	0.04	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	— #	0.81		1.52		(4.16)	1.02

Total from investment operations	0.04	0.82		1.55		(4.12)	1.06

Less distributions:
Dividends from net investment income	(0.05)	—	#	(0.03)		(0.03)	(0.05)
Distributions from net realized gains	—	—		—		(0.10)	(0.43)

Total dividends and distributions	(0.05)	—	#	(0.03)		(0.13)	(0.48)

Net asset value, end of year	$7.28	$7.29		$6.47		$4.95	$9.20

Total return	0.51%	12.73%		31.33%		(45.10)%	12.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,869	$3,185		$3,444		$2,956	$6,475
Ratio of expenses to average net assets:
After waivers	0.82%	0.85%		0.89%		0.81%	0.80%
Before waivers	0.82%	0.85%		0.92%		0.89%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers	0.59%	0.17%		0.52%		0.56%	0.48%
Before waivers	0.59%	0.17%		0.50%		0.48%	0.41%
Portfolio turnover rate	134%	56%		62%		79%	57%

	Year Ended December 31,
Class IB	2011	2010		2009		2008	2007
Net asset value, beginning of year	$7.19	$6.40		$4.90		$9.10	$8.53

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	—	#(e)	0.01	(e)	0.02 (e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.01)	0.79		1.50		(4.10)	1.00

Total from investment operations	0.02	0.79		1.51		(4.08)	1.02

Less distributions:
Dividends from net investment income	(0.03)	—	#	(0.01)		(0.02)	(0.02)
Distributions from net realized gains	—	—		—		(0.10)	(0.43)

Total dividends and distributions	(0.03)	—	#	(0.01)		(0.12)	(0.45)

Net asset value, end of year	$7.18	$7.19		$6.40		$4.90	$9.10

Total return	0.25%	12.40%		30.90%		(45.18)%	12.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$71,835	$75,140		$70,302		$53,313	$94,220
Ratio of expenses to average net assets:
After waivers	1.07%	1.10%		1.14%		1.06%	1.05%
Before waivers	1.07%	1.10%		1.17	%(c)	1.14%	1.13	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.35%	(0.07)%		0.26%		0.32%	0.23%
Before waivers	0.35%	(0.07)%		0.24%		0.24%	0.16%
Portfolio turnover rate	134%	56%		62%		79%	57%
#	Per share amount is less than $0.005.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	4.27%	(0.35)%	2.63%	2.92%
Portfolio – Class IB Shares	4.00	(0.58)	2.41	2.75
S&P 500 Index	2.11	(0.25)	2.92	1.35

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/99.
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.27% for the year ended December 31, 2011. The Portfolio’s benchmark, the S&P 500 Index, returned 2.11% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Investments in the Health Care sector benefited performance during the year.

•

Drug maker Pharmasset was the largest individual stock contributor to Portfolio returns. Pharmasset, which is developing potentially significant treatments for hepatitis C, agreed to be purchased by Gilead Sciences in November.

•	Investments in pharmaceutical firms Shire and Allergan, as well as medical technology company Cerner, were also additive.

•	A selective stance in Financials helped as the sector fell over the year.

What hurt performance during the year:

•	An investment in Goldman Sachs was a large detractor.

•	Within Consumer Discretionary, retail was a weak spot as shares of Target and specialty apparel retailer Urban Outfitters declined.

•	Several investments in the Information Technology sector further weighed on results, including Juniper Networks and solar cell maker First Solar.

•

Having fewer investments in the defensive areas of Utilities and Consumer Staples hurt as these sectors had the best returns over the year. In the Consumer Staples area, cosmetics and personal care products marketer Avon Products was a significant detractor. Stock selection in the Utilities sector also detracted.

Portfolio Positioning and Outlook

As of year-end, the Portfolio’s positioning reflected a degree of optimism regarding prospects for economic growth in the U.S. and emerging markets, from which many companies derive a large part of their revenues. Although U.S. growth was lackluster for much of the year, the economy has avoided the feared double-dip recession and some indicators have gathered momentum in recent months. The national unemployment rate has finally fallen below 9% and there are signs the housing market may be nearing a turning point. Recent gains in consumer confidence bode well for a pickup in consumer spending, which represents two-thirds of the U.S. economy.

Sector Weightings as of 12/31/11	% of Net Assets
Energy	18.3%
Information Technology	17.9
Health Care	16.1
Consumer Discretionary	15.4
Financials	9.0
Industrials	7.8
Materials	5.3
Telecommunication Services	5.0
Utilities	2.3
Consumer Staples	2.1
Cash and Other	0.8

100.0%

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$978.25	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67
Class IB
Actual	1,000.00	977.34	4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.72% and 0.97%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.4%)
Hotels, Restaurants & Leisure (1.3%)
Carnival Corp.	461,000	$15,047,040

Household Durables (0.9%)
NVR, Inc.*	14,100	9,672,600

Media (5.5%)
CBS Corp., Class B	93,000	2,524,020
Comcast Corp., Class A	714,200	16,933,682
DreamWorks Animation SKG, Inc., Class A*	144,700	2,401,297
Gannett Co., Inc.	824,300	11,020,891
Scripps Networks Interactive, Inc., Class A	236,300	10,023,846
Time Warner Cable, Inc.	206,430	13,122,755
Viacom, Inc., Class B	128,300	5,826,103

		61,852,594

Multiline Retail (1.9%)
Target Corp.	412,900	21,148,738

Specialty Retail (3.0%)
Home Depot, Inc.	241,300	10,144,252
Signet Jewelers Ltd.	161,700	7,108,332
Tiffany & Co.	82,100	5,439,946
Urban Outfitters, Inc.*	424,200	11,690,952

		34,383,482

Textiles, Apparel & Luxury Goods (2.8%)
Coach, Inc.	144,400	8,814,176
Michael Kors Holdings Ltd.*	281,400	7,668,150
NIKE, Inc., Class B	164,300	15,833,591

		32,315,917

Total Consumer Discretionary		174,420,371

Consumer Staples (2.1%)
Personal Products (1.3%)
Avon Products, Inc.	838,500	14,648,595

Tobacco (0.8%)
Philip Morris International, Inc.	120,172	9,431,099

Total Consumer Staples		24,079,694

Energy (18.3%)
Energy Equipment & Services (5.4%)
Dril-Quip, Inc.*	260,200	17,126,364
Halliburton Co.	610,300	21,061,453
Schlumberger Ltd.	226,300	15,458,553
Weatherford International Ltd.*	553,600	8,104,704

		61,751,074

Oil, Gas & Consumable Fuels (12.9%)
Anadarko Petroleum Corp.	106,200	8,106,246
Cenovus Energy, Inc.	606,700	20,142,440
Chevron Corp.	470,512	50,062,477
Cobalt International Energy, Inc.*	281,100	4,362,672
Encana Corp.	105,900	1,962,327
Noble Energy, Inc.	200,300	18,906,317
Royal Dutch Shell plc (ADR), Class A	434,800	31,779,532

TransCanada Corp.	251,400	$10,978,638

		146,300,649

Total Energy		208,051,723

Financials (9.0%)
Capital Markets (1.5%)
Charles Schwab Corp.	396,400	4,463,464
Goldman Sachs Group, Inc.	146,200	13,220,866

		17,684,330

Commercial Banks (1.4%)
BB&T Corp.	408,500	10,281,945
Wells Fargo & Co.	188,800	5,203,328

		15,485,273

Diversified Financial Services (1.1%)
JPMorgan Chase & Co.	174,536	5,803,322
NYSE Euronext	254,100	6,632,010

		12,435,332

Insurance (3.9%)
ACE Ltd.	96,700	6,780,604
Aflac, Inc.	158,500	6,856,710
Allstate Corp.	436,400	11,961,724
Aon Corp.	269,100	12,593,880
Progressive Corp.	294,500	5,745,695

		43,938,613

Real Estate Investment Trusts (REITs) (1.1%)
Ventas, Inc. (REIT)	234,800	12,944,524

Total Financials		102,488,072

Health Care (16.1%)
Biotechnology (4.9%)
Pharmasset, Inc.*	355,200	45,536,640
Seattle Genetics, Inc.*	606,000	10,129,290

		55,665,930

Health Care Equipment & Supplies (0.7%)
Boston Scientific Corp.*	1,462,900	7,811,886

Health Care Providers & Services (2.7%)
AMERIGROUP Corp.*	193,800	11,449,704
Centene Corp.*	103,100	4,081,729
Express Scripts, Inc.*	163,600	7,311,284
Universal Health Services, Inc., Class B	190,100	7,387,286

		30,230,003

Health Care Technology (1.6%)
Cerner Corp.*	307,600	18,840,500

Life Sciences Tools & Services (0.5%)
Mettler-Toledo International, Inc.*	39,800	5,878,858

Pharmaceuticals (5.7%)
Allergan, Inc.	363,912	31,929,639
Shire plc (ADR)	312,900	32,510,310

		64,439,949

Total Health Care		182,867,126

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Industrials (7.8%)
Commercial Services & Supplies (1.3%)
Iron Mountain, Inc.	275,400	$8,482,320
Republic Services, Inc.	216,700	5,970,085

		14,452,405

Construction & Engineering (0.5%)
Jacobs Engineering Group, Inc.*	134,700	5,466,126

Electrical Equipment (0.8%)
Emerson Electric Co.	187,900	8,754,261

Industrial Conglomerates (1.6%)
Danaher Corp.	271,800	12,785,472
General Electric Co.	288,728	5,171,118

		17,956,590

Machinery (1.9%)
Caterpillar, Inc.	146,500	13,272,900
Stanley Black & Decker, Inc.	122,700	8,294,520

		21,567,420

Professional Services (0.2%)
Nielsen Holdings N.V.*	96,600	2,868,054

Road & Rail (1.5%)
Norfolk Southern Corp.	240,300	17,508,258

Total Industrials		88,573,114

Information Technology (17.9%)
Communications Equipment (1.7%)
Juniper Networks, Inc.*	339,800	6,935,318
QUALCOMM, Inc.	218,400	11,946,480

		18,881,798

Computers & Peripherals (4.8%)
Apple, Inc.*	106,100	42,970,500
Hewlett-Packard Co.	451,800	11,638,368

		54,608,868

Electronic Equipment, Instruments & Components (1.8%)
Flextronics International Ltd.*	1,681,900	9,519,554
Jabil Circuit, Inc.	570,000	11,206,200

		20,725,754

Internet Software & Services (2.0%)
Google, Inc., Class A*	33,980	21,947,682

IT Services (3.6%)
Accenture plc, Class A	139,200	7,409,616
International Business Machines Corp.	46,300	8,513,644
Jack Henry & Associates, Inc.	190,300	6,395,983
Mastercard, Inc., Class A	24,300	9,059,526
Visa, Inc., Class A	95,100	9,655,503

		41,034,272

Semiconductors & Semiconductor Equipment (2.3%)
Broadcom Corp., Class A*	365,700	10,736,952
First Solar, Inc.*	79,700	2,690,672
Freescale Semiconductor Holdings I Ltd.*	504,900	6,386,985
Maxim Integrated Products, Inc.	234,400	6,103,776

		25,918,385

Software (1.7%)
Oracle Corp.	753,300	$19,322,145

Total Information Technology		202,438,904

Materials (5.3%)
Chemicals (2.3%)
Air Products and Chemicals, Inc.	112,700	9,600,913
LyondellBasell Industries N.V., Class A	173,800	5,646,762
Monsanto Co.	149,200	10,454,444

		25,702,119

Metals & Mining (3.0%)
Allegheny Technologies, Inc.	227,689	10,883,534
Barrick Gold Corp.	165,300	7,479,825
Cliffs Natural Resources, Inc.	110,400	6,883,440
Freeport-McMoRan Copper & Gold, Inc.	81,000	2,979,990
Nucor Corp.	150,200	5,943,414

		34,170,203

Total Materials		59,872,322

Telecommunication Services (5.0%)
Diversified Telecommunication Services (0.6%)
CenturyLink, Inc.	187,900	6,989,880

Wireless Telecommunication Services (4.4%)
American Tower Corp., Class A	821,200	49,280,212

Total Telecommunication Service		56,270,092

Utilities (2.3%)
Electric Utilities (1.4%)
Edison International	271,100	11,223,540
PPL Corp.	140,500	4,133,510

		15,357,050

Multi-Utilities (0.9%)
PG&E Corp.	248,900	10,259,658

Total Utilities		25,616,708

Total Investments (99.2%) (Cost $898,569,187)		1,124,678,126
Other Assets Less Liabilities (0.8%)		8,956,047

Net Assets (100%)		$1,133,634,173

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$174,420,371	$—	$—	$174,420,371
Consumer Staples	24,079,694	—	—	24,079,694
Energy	208,051,723	—	—	208,051,723
Financials	102,488,072	—	—	102,488,072
Health Care	182,867,126	—	—	182,867,126
Industrials	88,573,114	—	—	88,573,114
Information Technology	202,438,904	—	—	202,438,904
Materials	59,872,322	—	—	59,872,322
Telecommunication Services	56,270,092	—	—	56,270,092
Utilities	25,616,708	—	—	25,616,708

Total Assets	$1,124,678,126	$—	$—	$1,124,678,126

Total Liabilities	$—	$—	$—	$—

Total	$1,124,678,126	$—	$—	$1,124,678,126

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$320,067,937
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$424,574,300

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$286,435,472
Aggregate gross unrealized depreciation	(60,166,933)

Net unrealized appreciation	$226,268,539

Federal income tax cost of investments	$898,409,587

The Portfolio has a net capital loss carryforward of $309,523,048 of which $78,319,761 expires in the year 2016 and $231,203,287 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $71,963,166 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $898,569,187)	$1,124,678,126
Cash	11,931,765
Foreign cash (Cost $33)	33
Receivable for securities sold	1,398,400
Dividends, interest and other receivables	1,224,791
Receivable from Separate Accounts for Trust shares sold	418,655
Other assets	11,225

Total assets	1,139,662,995

LIABILITIES
Payable for securities purchased	4,665,127
Investment management fees payable	576,850
Payable to Separate Accounts for Trust shares redeemed	354,632
Distribution fees payable - Class IB	234,935
Administrative fees payable	100,482
Trustees’ fees payable	2,989
Accrued expenses	93,807

Total liabilities	6,028,822

NET ASSETS	$1,133,634,173

Net assets were comprised of:
Paid in capital	$1,216,883,852
Accumulated undistributed net investment income (loss)	164,430
Accumulated undistributed net realized gain (loss) on investments	(309,523,048)
Net unrealized appreciation (depreciation) on investments	226,108,939

Net assets	$1,133,634,173

Class IA
Net asset value, offering and redemption price per share, $22,619,301 / 1,805,192 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.53

Class IB
Net asset value, offering and redemption price per share, $1,111,014,872 / 88,559,554 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.55

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $274,781 foreign withholding tax)	$19,825,644
Interest	6,468

Total income	19,832,112

EXPENSES
Investment management fees	7,622,599
Distribution fees - Class IB	2,908,878
Administrative fees	1,239,279
Printing and mailing expenses	87,737
Professional fees	53,535
Custodian fees	34,000
Trustees’ fees	29,691
Miscellaneous	20,515

Gross expenses	11,996,234
Less: Waiver from investment advisor	(539,188)
Fees paid indirectly	(36,356)

Net expenses	11,420,690

NET INVESTMENT INCOME (LOSS)	8,411,422

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	71,872,747
Net change in unrealized appreciation (depreciation) on securities	(32,907,710)

NET REALIZED AND UNREALIZED GAIN (LOSS)	38,965,037

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,376,459

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,411,422	$8,904,056
Net realized gain (loss) on investments	71,872,747	41,349,546
Net change in unrealized appreciation (depreciation) on investments	(32,907,710)	121,123,948

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,376,459	171,377,550

DIVIDENDS:
Dividends from net investment income
Class IA	(226,508)	(223,945)
Class IB	(8,221,209)	(8,402,718)

TOTAL DIVIDENDS	(8,447,717)	(8,626,663)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 221,803 and 267,437 shares, respectively ]	2,770,118	2,921,502
Capital shares issued in reinvestment of dividends [ 18,766 and 18,732 shares, respectively ]	226,508	223,945
Capital shares repurchased [ (402,287) and (421,342) shares, respectively ]	(5,019,023)	(4,565,937)

Total Class IA transactions	(2,022,397)	(1,420,490)

Class IB
Capital shares sold [ 3,065,058 and 2,162,805 shares, respectively ]	38,048,611	23,629,981
Capital shares issued in reinvestment of dividends [ 680,225 and 701,949 shares, respectively ]	8,221,209	8,402,718
Capital shares repurchased [ (14,577,487) and (15,063,905) shares, respectively ]	(181,701,635)	(163,155,232)

Total Class IB transactions	(135,431,815)	(131,122,533)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(137,454,212)	(132,543,023)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(98,525,470)	30,207,864
NET ASSETS:
Beginning of year	1,232,159,643	1,201,951,779

End of year (a)	$1,133,634,173	$1,232,159,643

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$164,430	$282,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO(h)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.14	$10.56	$8.12	$13.87	$13.94

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.11 (e)	0.12 (e)	0.13 (e)	0.13 (e)
Net realized and unrealized gain (loss) on investments	0.39	1.58	2.45	(5.55)	0.13

Total from investment operations	0.51	1.69	2.57	(5.42)	0.26

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.13)	(0.13)	(0.18)
Distributions from net realized gains	—	—	—	(0.20)	(0.15)

Total dividends and distributions	(0.12)	(0.11)	(0.13)	(0.33)	(0.33)

Net asset value, end of year	$12.53	$12.14	$10.56	$8.12	$13.87

Total return	4.27%	16.07%	31.73%	(39.50)%	1.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,619	$23,883	$22,197	$18,434	$36,235
Ratio of expenses to average net assets:
After waivers	0.72%	0.72%	0.72%	0.70%	0.70%
After waivers and fees paid indirectly	0.72%	0.72%	0.71%	0.69%	0.70%
Before waivers and fees paid indirectly	0.77%	0.77%	0.79%	0.77%	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers	0.95%	1.01%	1.39%	1.14%	0.92%
After waivers and fees paid indirectly	0.96%	1.01%	1.41%	1.15%	0.93%
Before waivers and fees paid indirectly	0.91%	0.96%	1.32%	1.08%	0.86%
Portfolio turnover rate	27%	25%	53%	41%	68%
	Year Ended December 31,
Class IB	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.16	$10.57	$8.13	$13.88	$13.95

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.08 (e)	0.10 (e)	0.10 (e)	0.09 (e)
Net realized and unrealized gain (loss) on investments	0.39	1.59	2.45	(5.54)	0.13

Total from investment operations	0.48	1.67	2.55	(5.44)	0.22

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.11)	(0.11)	(0.14)
Distributions from net realized gains	—	—	—	(0.20)	(0.15)

Total dividends and distributions	(0.09)	(0.08)	(0.11)	(0.31)	(0.29)

Net asset value, end of year	$12.55	$12.16	$10.57	$8.13	$13.88

Total return	4.00%	15.86%	31.36%	(39.62)%	1.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,111,015	$1,208,277	$1,179,755	$1,011,551	$1,997,795
Ratio of expenses to average net assets:
After waivers	0.97%	0.97%	0.97%	0.95%	0.95%
After waivers and fees paid indirectly	0.97%	0.97%	0.96%	0.94%	0.95%
Before waivers and fees paid indirectly	1.02%	1.02%	1.04%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers	0.70%	0.76%	1.15%	0.89%	0.59%
After waivers and fees paid indirectly	0.70%	0.76%	1.16%	0.90%	0.59%
Before waivers and fees paid indirectly	0.66%	0.71%	1.08%	0.83%	0.52%
Portfolio turnover rate	27%	25%	53%	41%	68%
(e)	Net investment income per share is based on average shares outstanding.
(h)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Capital Guardian U.S. Equity Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	0.82%	(2.52)%	1.59%	10.54%
Portfolio – Class IB Shares*	0.50	(2.77)	1.34	10.29
Russell 3000® Index	1.03	(0.01)	3.51	N/A

*   Date of inception 10/2/96. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/13/76.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.82% for the year ended December 31, 2011. The Portfolio’s benchmark, Russell 3000® Index, returned 1.03% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance of the benchmark for the year were: Consumer Staples, Health Care, Utilities, Consumer Discretionary and Energy.

•	The five stocks that provided the most positive impact to benchmark performance for the year were: Apple, ExxonMobil, IBM, Philip Morris International and Pfizer.

What hurt performance during the year:

•	The sectors that detracted the most from performance of the benchmark for the year were: Financials, Materials, Industrials, Information Technology and Telecommunications Services.

•	The five stocks that detracted the most from performance in the benchmark for the year were: Bank of America, Citigroup, Goldman Sachs, Hewlett-Packard and JPMorgan Chase.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	18.2%
Financials	14.7
Health Care	11.7
Consumer Discretionary	11.6
Energy	11.2
Industrials	11.2
Consumer Staples	9.9
Materials	4.0
Utilities	3.9
Telecommunication Services	2.8
Cash and Other	0.8

100.0%

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$949.20	$2.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.84	2.39
Class IB
Actual	1,000.00	947.52	3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.66

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.47% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.6%)
Auto Components (0.4%)
Autoliv, Inc.	35,000	$1,872,150
BorgWarner, Inc.*	37,130	2,366,666
Cooper Tire & Rubber Co.	23,100	323,631
Dana Holding Corp.*	52,900	642,735
Federal-Mogul Corp.*	20,800	306,800
Fuel Systems Solutions, Inc.*	11,800	194,582
Gentex Corp.	47,200	1,396,648
Goodyear Tire & Rubber Co.*	99,100	1,404,247
Johnson Controls, Inc.	228,430	7,140,722
Lear Corp.	35,400	1,408,920
Modine Manufacturing Co.*	830	7,852
Stoneridge, Inc.*	800	6,744
Tenneco, Inc.*	22,600	673,028
TRW Automotive Holdings Corp.*	34,500	1,124,700
Visteon Corp.*	17,300	863,962

		19,733,387

Automobiles (0.5%)
Ford Motor Co.*	1,232,036	13,256,707
General Motors Co.*	257,700	5,223,579
Harley-Davidson, Inc.	78,150	3,037,691
Tesla Motors, Inc.*	18,900	539,784
Thor Industries, Inc.	14,600	400,478
Winnebago Industries, Inc.*	1,470	10,849

		22,469,088

Distributors (0.1%)
Core-Mark Holding Co., Inc.	40	1,584
Genuine Parts Co.	52,000	3,182,400
LKQ Corp.*	54,000	1,624,320
Pool Corp.	15,900	478,590

		5,286,894

Diversified Consumer Services (0.2%)
American Public Education, Inc.*	8,600	372,208
Apollo Group, Inc., Class A*	40,930	2,204,899
Ascent Capital Group, Inc., Class A*	250	12,680
Capella Education Co.*	7,800	281,190
Career Education Corp.*	23,900	190,483
Coinstar, Inc.*	10,400	474,656
DeVry, Inc.	25,800	992,268
H&R Block, Inc.	108,150	1,766,089
Hillenbrand, Inc.	20,700	462,024
ITT Educational Services, Inc.*	9,800	557,522
School Specialty, Inc.*	500	1,250
Service Corp. International	96,300	1,025,595
Sotheby’s, Inc.	25,300	721,809
Steiner Leisure Ltd.*	150	6,809
Strayer Education, Inc.	4,300	417,917
Weight Watchers International, Inc.	11,700	643,617

		10,131,016

Hotels, Restaurants & Leisure (2.1%)
Bally Technologies, Inc.*	14,300	565,708
Biglari Holdings, Inc.*	27	9,943

BJ’s Restaurants, Inc.*	7,950	$360,294
Brinker International, Inc.	29,190	781,124
Buffalo Wild Wings, Inc.*	6,100	411,811
Carnival Corp.	140,360	4,581,350
Cheesecake Factory, Inc.*	22,800	669,180
Chipotle Mexican Grill, Inc.*	10,800	3,647,592
Cracker Barrel Old Country Store, Inc.	7,400	373,034
Darden Restaurants, Inc.	51,950	2,367,881
Denny’s Corp.*	2,590	9,739
Domino’s Pizza, Inc.*	20,900	709,555
Dunkin’ Brands Group, Inc.*	12,600	314,748
Hyatt Hotels Corp., Class A*	16,500	621,060
International Game Technology	112,660	1,937,752
International Speedway Corp., Class A	14,900	377,715
Interval Leisure Group, Inc.*	1,064	14,481
Isle of Capri Casinos, Inc.*	420	1,961
Krispy Kreme Doughnuts, Inc.*	1,140	7,456
Las Vegas Sands Corp.*	133,000	5,683,090
Life Time Fitness, Inc.*	14,000	654,500
Marriott International, Inc., Class A	85,125	2,483,096
Marriott Vacations Worldwide Corp.*	8,512	146,066
McDonald’s Corp.	337,640	33,875,421
MGM Resorts International*	103,400	1,078,462
O’Charleys, Inc.*	60	329
Panera Bread Co., Class A*	9,500	1,343,775
Penn National Gaming, Inc.*	25,700	978,399
Royal Caribbean Cruises Ltd.	47,950	1,187,722
Ruby Tuesday, Inc.*	1,320	9,108
Scientific Games Corp., Class A*	30,000	291,000
Six Flags Entertainment Corp.	12,342	508,984
Speedway Motorsports, Inc.	27,700	424,641
Starbucks Corp.	243,950	11,224,140
Starwood Hotels & Resorts Worldwide, Inc.	64,000	3,070,080
Vail Resorts, Inc.	16,600	703,176
Wendy’s Co.	99,100	531,176
WMS Industries, Inc.*	19,600	402,192
Wyndham Worldwide Corp.	49,870	1,886,582
Wynn Resorts Ltd.	28,500	3,148,965
Yum! Brands, Inc.	156,040	9,207,920

		96,601,208

Household Durables (0.4%)
Blyth, Inc.	360	20,448
CSS Industries, Inc.	240	4,781
D.R. Horton, Inc.	112,300	1,416,103
Garmin Ltd.	35,500	1,413,255
Harman International Industries, Inc.	26,390	1,003,876
Jarden Corp.	29,900	893,412
Leggett & Platt, Inc.	56,000	1,290,240
Lennar Corp., Class A	61,000	1,198,650
M.D.C. Holdings, Inc.	15,500	273,265
Mohawk Industries, Inc.*	21,200	1,268,820
Newell Rubbermaid, Inc.	96,300	1,555,245
NVR, Inc.*	2,100	1,440,600
PulteGroup, Inc.*	134,500	848,695

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Ryland Group, Inc.	25,700	$405,032
Tempur-Pedic International, Inc.*	27,400	1,439,322
Toll Brothers, Inc.*	56,300	1,149,646
Tupperware Brands Corp.	20,600	1,152,982
Whirlpool Corp.	28,420	1,348,529

		18,122,901

Internet & Catalog Retail (0.8%)
Amazon.com, Inc.*	118,780	20,560,818
Expedia, Inc.	35,405	1,027,453
HomeAway, Inc.*	9,700	225,525
HSN, Inc.	13,200	478,632
Liberty Interactive Corp.*	198,730	3,222,407
Netflix, Inc.*	17,800	1,233,362
Orbitz Worldwide, Inc.*	470	1,767
Overstock.com, Inc.*	600	4,704
priceline.com, Inc.*	16,780	7,848,174
Shutterfly, Inc.*	9,870	224,641
TripAdvisor, Inc.*	35,405	892,560

		35,720,043

Leisure Equipment & Products (0.2%)
Brunswick Corp.	33,500	605,010
Eastman Kodak Co.*	101,600	65,989
Hasbro, Inc.	43,700	1,393,593
Leapfrog Enterprises, Inc.*	1,750	9,782
Mattel, Inc.	115,500	3,206,280
Polaris Industries, Inc.	23,600	1,321,128
Steinway Musical Instruments, Inc.*	140	3,506

		6,605,288

Media (3.2%)
AMC Networks, Inc., Class A*	21,212	797,147
Arbitron, Inc.	8,900	306,249
Cablevision Systems Corp. - New York Group, Class A	84,850	1,206,567
CBS Corp., Class B	221,120	6,001,197
Charter Communications, Inc., Class A*	19,600	1,116,024
Cinemark Holdings, Inc.	31,500	582,435
Clear Channel Outdoor Holdings, Inc., Class A*	31,000	389,050
Comcast Corp., Class A	897,524	21,280,294
DIRECTV, Class A*	228,646	9,776,903
Discovery Communications, Inc., Class A*	94,400	3,867,568
DISH Network Corp., Class A	75,660	2,154,797
DreamWorks Animation SKG, Inc., Class A*	23,700	393,301
Gannett Co., Inc.	90,000	1,203,300
Global Sources Ltd.*	523	2,536
Harte-Hanks, Inc.	1,100	9,999
Interpublic Group of Cos., Inc.	149,400	1,453,662
John Wiley & Sons, Inc., Class A	17,000	754,800
Knology, Inc.*	70	994
Lamar Advertising Co., Class A*	21,400	588,500
Liberty Global, Inc., Class A*	91,900	3,770,657
Liberty Media Corp. - Liberty Capital*	41,097	3,207,621

Live Nation Entertainment, Inc.*	51,860	$430,957
Madison Square Garden Co., Class A*	25,087	718,492
McGraw-Hill Cos., Inc.	103,330	4,646,750
Meredith Corp.	11,800	385,270
Morningstar, Inc.	8,300	493,435
New York Times Co., Class A*	51,200	395,776
News Corp., Class A	743,894	13,271,069
Omnicom Group, Inc.	98,900	4,408,962
Pandora Media, Inc.*	26,000	260,260
Regal Entertainment Group, Class A	32,900	392,826
Scripps Networks Interactive, Inc., Class A	34,700	1,471,974
Sirius XM Radio, Inc.*	1,469,100	2,673,762
Thomson Reuters Corp.	127,500	3,400,425
Time Warner Cable, Inc.	103,402	6,573,265
Time Warner, Inc.	324,326	11,721,142
Valassis Communications, Inc.*	18,800	361,524
Viacom, Inc., Class B	178,960	8,126,573
Virgin Media, Inc.	97,200	2,078,136
Walt Disney Co.	615,168	23,068,800
Washington Post Co., Class B	2,300	866,663

		144,609,662

Multiline Retail (0.8%)
99 Cents Only Stores*	17,000	373,150
Big Lots, Inc.*	21,700	819,392
Dillard’s, Inc., Class A	10,300	462,264
Dollar General Corp.*	32,800	1,349,392
Dollar Tree, Inc.*	40,425	3,359,722
Family Dollar Stores, Inc.	45,250	2,609,115
J.C. Penney Co., Inc.	56,050	1,970,158
Kohl’s Corp.	89,110	4,397,578
Macy’s, Inc.	141,900	4,566,342
Nordstrom, Inc.	53,890	2,678,872
Saks, Inc.*	38,100	371,475
Sears Holdings Corp.*	13,100	416,318
Target Corp.	223,360	11,440,499

		34,814,277

Specialty Retail (2.2%)
Aaron’s, Inc.	27,400	731,032
Abercrombie & Fitch Co., Class A	29,600	1,445,664
Advance Auto Parts, Inc.	25,850	1,799,936
Aeropostale, Inc.*	26,600	405,650
American Eagle Outfitters, Inc.	79,100	1,209,439
ANN, Inc.*	17,200	426,216
Ascena Retail Group, Inc.*	22,400	665,728
AutoNation, Inc.*	13,800	508,806
AutoZone, Inc.*	8,590	2,791,492
Bed Bath & Beyond, Inc.*	86,050	4,988,318
Best Buy Co., Inc.	104,210	2,435,388
Buckle, Inc.	8,900	363,743
Cabela’s, Inc.*	15,800	401,636
CarMax, Inc.*	81,950	2,497,836
Charming Shoppes, Inc.*	2,540	12,446
Chico’s FAS, Inc.	67,550	752,507
Children’s Place Retail Stores, Inc.*	8,600	456,832

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Christopher & Banks Corp.	1,620	$3,791
Dick’s Sporting Goods, Inc.	31,100	1,146,968
Express, Inc.*	23,500	468,590
Finish Line, Inc., Class A	17,100	329,774
Foot Locker, Inc.	51,200	1,220,608
GameStop Corp., Class A*	46,700	1,126,871
Gap, Inc.	116,890	2,168,309
Genesco, Inc.*	7,800	481,572
Group 1 Automotive, Inc.	7,900	409,220
Guess?, Inc.	29,000	864,780
hhgregg, Inc.*	60	867
Hibbett Sports, Inc.*	9,000	406,620
Home Depot, Inc.	517,860	21,770,834
Jos. A. Bank Clothiers, Inc.*	9,500	463,220
Limited Brands, Inc.	88,190	3,558,466
Lowe’s Cos., Inc.	433,840	11,010,859
Men’s Wearhouse, Inc.	19,100	619,031
Monro Muffler Brake, Inc.	10,000	387,900
New York & Co., Inc.*	1,660	4,416
Office Depot, Inc.*	104,200	224,030
OfficeMax, Inc.*	32,100	145,734
Orchard Supply Hardware Stores Corp., Class A*†	592	—
O’Reilly Automotive, Inc.*	41,550	3,321,922
PetSmart, Inc.	38,400	1,969,536
Pier 1 Imports, Inc.*	32,300	449,939
RadioShack Corp.	35,500	344,705
Rent-A-Center, Inc.	21,010	777,370
Ross Stores, Inc.	79,360	3,771,981
Sally Beauty Holdings, Inc.*	32,500	686,725
Select Comfort Corp.*	18,300	396,927
Signet Jewelers Ltd.	32,380	1,423,425
Sonic Automotive, Inc., Class A	990	14,662
Stage Stores, Inc.	1,110	15,418
Staples, Inc.	241,750	3,357,907
Systemax, Inc.*	1,000	16,410
Tiffany & Co.	46,000	3,047,960
TJX Cos., Inc.	125,100	8,075,205
Tractor Supply Co.	23,900	1,676,585
Ulta Salon Cosmetics & Fragrance, Inc.*	15,400	999,768
Urban Outfitters, Inc.*	35,150	968,734
Wet Seal, Inc., Class A*	3,010	9,813
Williams-Sonoma, Inc.	35,800	1,378,300
Zumiez, Inc.*	1,260	34,978

		101,443,399

Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.*	24,680	982,511
Coach, Inc.	97,320	5,940,413
Columbia Sportswear Co.	7,300	339,815
Crocs, Inc.*	31,190	460,676
Deckers Outdoor Corp.*	12,800	967,296
Fossil, Inc.*	19,100	1,515,776
Hanesbrands, Inc.*	42,700	933,422
Iconix Brand Group, Inc.*	26,000	423,540
K-Swiss, Inc., Class A*	350	1,022
Maidenform Brands, Inc.*	310	5,673
Movado Group, Inc.	280	5,087
NIKE, Inc., Class B	116,980	11,273,362
Perry Ellis International, Inc.*	700	9,954
PVH Corp.	23,440	1,652,286

Ralph Lauren Corp.	21,170	$2,923,154
Steven Madden Ltd.*	12,735	439,357
Under Armour, Inc., Class A*	12,900	926,091
Unifi, Inc.*	736	5,594
VF Corp.	28,800	3,657,312
Warnaco Group, Inc.*	14,500	725,580
Wolverine World Wide, Inc.	21,100	752,004

		33,939,925

Total Consumer Discretionary		529,477,088

Consumer Staples (9.9%)
Beverages (2.1%)
Beam, Inc.	49,350	2,528,201
Brown-Forman Corp., Class B	36,800	2,962,768
Coca-Cola Co.	642,970	44,988,611
Coca-Cola Enterprises, Inc.	105,600	2,722,368
Constellation Brands, Inc., Class A*	67,300	1,391,091
Dr. Pepper Snapple Group, Inc.	79,310	3,131,159
Hansen Natural Corp.*	25,000	2,303,500
Molson Coors Brewing Co., Class B	49,250	2,144,345
PepsiCo, Inc.	514,390	34,129,776

		96,301,819

Food & Staples Retailing (2.1%)
Casey’s General Stores, Inc.	13,000	669,630
Costco Wholesale Corp.	141,550	11,793,946
CVS Caremark Corp.	445,210	18,155,664
Fresh Market, Inc.*	9,200	367,080
Kroger Co.	185,210	4,485,786
Pricesmart, Inc.	5,900	410,581
Ruddick Corp.	16,800	716,352
Safeway, Inc.	120,040	2,525,642
SUPERVALU, Inc.	80,200	651,224
Sysco Corp.	191,850	5,626,960
United Natural Foods, Inc.*	20,200	808,202
Walgreen Co.	296,680	9,808,241
Wal-Mart Stores, Inc.	577,520	34,512,595
Whole Foods Market, Inc.	53,500	3,722,530

		94,254,433

Food Products (1.9%)
Archer-Daniels-Midland Co.	223,960	6,405,256
B&G Foods, Inc.	15,600	375,492
Bunge Ltd.	51,980	2,973,256
Campbell Soup Co.	58,700	1,951,188
ConAgra Foods, Inc.	141,750	3,742,200
Corn Products International, Inc.	23,600	1,241,124
Darling International, Inc.*	37,400	497,046
Dean Foods Co.*	65,000	728,000
Flowers Foods, Inc.	43,200	819,936
General Mills, Inc.	207,500	8,385,075
Green Mountain Coffee Roasters, Inc.*	41,766	1,873,205
H.J. Heinz Co.	109,000	5,890,360
Hain Celestial Group, Inc.*	11,800	432,588
Hershey Co.	50,250	3,104,445
Hormel Foods Corp.	52,200	1,528,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

J.M. Smucker Co.	38,627	$3,019,472
Kellogg Co.	81,300	4,111,341
Kraft Foods, Inc., Class A	544,010	20,324,214
Lancaster Colony Corp.	6,200	429,908
McCormick & Co., Inc. (Non-Voting)	48,950	2,468,059
Mead Johnson Nutrition Co.	67,100	4,611,783
Ralcorp Holdings, Inc.*	20,800	1,778,400
Sara Lee Corp.	193,550	3,661,966
Smithfield Foods, Inc.*	52,000	1,262,560
TreeHouse Foods, Inc.*	15,900	1,039,542
Tyson Foods, Inc., Class A	95,200	1,964,928

		84,620,282

Household Products (2.0%)
Church & Dwight Co., Inc.	47,500	2,173,600
Clorox Co.	44,150	2,938,624
Colgate-Palmolive Co.	161,610	14,931,148
Energizer Holdings, Inc.*	25,850	2,002,858
Kimberly-Clark Corp.	129,900	9,555,444
Procter & Gamble Co.	908,380	60,598,030

		92,199,704

Personal Products (0.2%)
Avon Products, Inc.	143,950	2,514,806
Estee Lauder Cos., Inc., Class A	37,250	4,183,920
Herbalife Ltd.	38,900	2,009,963
Nu Skin Enterprises, Inc., Class A	17,100	830,547

		9,539,236

Tobacco (1.6%)
Altria Group, Inc.	676,890	20,069,789
Lorillard, Inc.	44,350	5,055,900
Philip Morris International, Inc.	578,730	45,418,730
Reynolds American, Inc.	113,600	4,705,312

		75,249,731

Total Consumer Staples		452,165,205

Energy (11.2%)
Energy Equipment & Services (2.0%)
Atwood Oceanics, Inc.*	25,000	994,750
Baker Hughes, Inc.	145,984	7,100,662
Basic Energy Services, Inc.*	1,750	34,475
Bristow Group, Inc.	13,300	630,287
Cameron International Corp.*	81,050	3,986,850
CARBO Ceramics, Inc.	7,200	887,976
Complete Production Services, Inc.*	27,980	939,009
Core Laboratories N.V.	16,800	1,914,360
Diamond Offshore Drilling, Inc.	23,210	1,282,585
Dresser-Rand Group, Inc.*	26,400	1,317,624
Dril-Quip, Inc.*	12,800	842,496
FMC Technologies, Inc.*	80,500	4,204,515
Halliburton Co.	297,830	10,278,113
Helix Energy Solutions Group, Inc.*	36,700	579,860
Helmerich & Payne, Inc.	35,600	2,077,616
Hercules Offshore, Inc.*	350	1,554
Key Energy Services, Inc.*	45,100	697,697
Lufkin Industries, Inc.	11,000	740,410

McDermott International, Inc.*	84,700	$974,897
Nabors Industries Ltd.*	99,790	1,730,359
National Oilwell Varco, Inc.	137,680	9,360,863
Oceaneering International, Inc.	41,600	1,919,008
Oil States International, Inc.*	18,900	1,443,393
Patterson-UTI Energy, Inc.	63,600	1,270,728
Rowan Cos., Inc.*	43,300	1,313,289
RPC, Inc.	18,600	339,450
Schlumberger Ltd.	441,655	30,169,453
SEACOR Holdings, Inc.*	8,500	756,160
Superior Energy Services, Inc.*	29,730	845,521
TETRA Technologies, Inc.*	1,460	13,636
Tidewater, Inc.	19,600	966,280
Unit Corp.*	20,200	937,280

		90,551,156

Oil, Gas & Consumable Fuels (9.2%)
Alpha Natural Resources, Inc.*	84,839	1,733,261
Anadarko Petroleum Corp.	165,780	12,653,987
Apache Corp.	125,580	11,375,036
Arch Coal, Inc.	68,500	993,935
Berry Petroleum Co., Class A	23,500	987,470
Bill Barrett Corp.*	20,430	696,050
BPZ Resources, Inc.*	56,300	159,892
Cabot Oil & Gas Corp.	34,300	2,603,370
Chesapeake Energy Corp.	217,910	4,857,214
Chevron Corp.	654,200	69,606,880
Cimarex Energy Co.	29,760	1,842,144
Cloud Peak Energy, Inc.*	20,200	390,264
Cobalt International Energy, Inc.*	34,000	527,680
Concho Resources, Inc.*	36,800	3,450,000
ConocoPhillips	430,276	31,354,212
Consol Energy, Inc.	80,350	2,948,845
Continental Resources, Inc.*	11,600	773,836
CVR Energy, Inc.*	22,750	426,108
Delek U.S. Holdings, Inc.	1,230	14,034
Denbury Resources, Inc.*	141,659	2,139,051
Devon Energy Corp.	139,230	8,632,260
El Paso Corp.	249,150	6,619,915
Energen Corp.	27,200	1,360,000
Energy XXI Bermuda Ltd.*	24,700	787,436
EOG Resources, Inc.	88,400	8,708,284
EQT Corp.	45,500	2,492,945
EXCO Resources, Inc.	55,500	579,975
Exxon Mobil Corp.#	1,596,244	135,297,641
Forest Oil Corp.*	42,500	575,875
Frontline Ltd.	22,200	95,238
Golar LNG Ltd.	13,200	586,740
Gulfport Energy Corp.*	13,700	403,465
Hess Corp.	103,920	5,902,656
HollyFrontier Corp.	63,132	1,477,289
Kinder Morgan, Inc.	57,900	1,862,643
Kodiak Oil & Gas Corp.*	68,900	654,550
Kosmos Energy Ltd.*	28,600	350,636
Marathon Oil Corp.	241,390	7,065,485
Marathon Petroleum Corp.	120,695	4,017,937
McMoRan Exploration Co.*	30,200	439,410
Murphy Oil Corp.	64,920	3,618,641
Newfield Exploration Co.*	49,650	1,873,294
Noble Energy, Inc.	59,130	5,581,281
Northern Oil and Gas, Inc.*	21,200	508,376

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Oasis Petroleum, Inc.*	17,100	$497,439
Occidental Petroleum Corp.	266,260	24,948,562
Patriot Coal Corp.*	28,000	237,160
Peabody Energy Corp.	94,000	3,112,340
PetroQuest Energy, Inc.*	420	2,772
Pioneer Natural Resources Co.	38,650	3,458,402
Plains Exploration & Production Co.*	51,850	1,903,932
QEP Resources, Inc.	66,200	1,939,660
Range Resources Corp.	55,750	3,453,155
Rosetta Resources, Inc.*	19,900	865,650
SandRidge Energy, Inc.*	122,244	997,511
SemGroup Corp., Class A*	13,700	357,022
SM Energy Co.	20,900	1,527,790
Southern Union Co.	41,200	1,734,932
Southwestern Energy Co.*	119,150	3,805,651
Spectra Energy Corp.	212,900	6,546,675
Stone Energy Corp.*	16,500	435,270
Sunoco, Inc.	35,500	1,456,210
Swift Energy Co.*	14,000	416,080
Tesoro Corp.*	55,810	1,303,722
Ultra Petroleum Corp.*	57,500	1,703,725
Valero Energy Corp.	187,230	3,941,192
Whiting Petroleum Corp.*	43,000	2,007,670
Williams Cos., Inc.	192,100	6,343,142
World Fuel Services Corp.	27,400	1,150,252

		423,171,157

Total Energy		513,722,313

Financials (14.7%)
Capital Markets (1.9%)
Affiliated Managers Group, Inc.*	19,440	1,865,268
American Capital Ltd.*	128,405	864,166
Ameriprise Financial, Inc.	80,160	3,979,142
Apollo Investment Corp.	65,308	420,584
Ares Capital Corp.	70,900	1,095,405
Bank of New York Mellon Corp.	420,550	8,373,150
BGC Partners, Inc., Class A	300	1,782
BlackRock, Inc.	28,110	5,010,326
Charles Schwab Corp.	344,534	3,879,453
Cowen Group, Inc., Class A*	4,520	11,707
E*TRADE Financial Corp.*	83,210	662,352
Eaton Vance Corp.	46,940	1,109,662
Federated Investors, Inc., Class B	36,800	557,520
Franklin Resources, Inc.	47,530	4,565,732
GFI Group, Inc.	620	2,554
Goldman Sachs Group, Inc.	171,200	15,481,616
Greenhill & Co., Inc.	10,900	396,433
Invesco Ltd.	156,600	3,146,094
Janus Capital Group, Inc.	67,400	425,294
Jefferies Group, Inc.	59,800	822,250
KBW, Inc.	18,300	277,794
Knight Capital Group, Inc., Class A*	35,710	422,092
Lazard Ltd., Class A	34,700	906,017
Legg Mason, Inc.	57,050	1,372,053
LPL Investment Holdings, Inc.*	15,100	461,154
Morgan Stanley	507,173	7,673,527

Northern Trust Corp.	73,650	$2,920,959
Piper Jaffray Cos., Inc.*	12,500	252,500
Raymond James Financial, Inc.	37,500	1,161,000
SEI Investments Co.	59,650	1,034,928
State Street Corp.	166,650	6,717,662
Stifel Financial Corp.*	16,818	539,017
SWS Group, Inc.	1,820	12,503
T. Rowe Price Group, Inc.	90,380	5,147,141
TD Ameritrade Holding Corp.	88,136	1,379,328
Virtus Investment Partners, Inc.*	91	6,917
Waddell & Reed Financial, Inc., Class A	32,120	795,612
Walter Investment Management Corp.	9,008	184,754

		83,935,448

Commercial Banks (2.8%)
Associated Banc-Corp	65,400	730,518
BancFirst Corp.	8,900	334,106
BancorpSouth, Inc.	31,550	347,681
Bank of Hawaii Corp.	20,900	929,841
BB&T Corp.	226,650	5,704,781
BOK Financial Corp.	9,750	535,568
Boston Private Financial Holdings, Inc.	58,230	462,346
CapitalSource, Inc.	100,680	674,556
Cathay General Bancorp	21,630	322,936
CIT Group, Inc.*	65,000	2,266,550
City Holding Co.	11,030	373,807
City National Corp./California	17,200	759,896
CoBiz Financial, Inc.	190	1,096
Columbia Banking System, Inc.	360	6,937
Comerica, Inc.	66,600	1,718,280
Commerce Bancshares, Inc./Missouri	28,881	1,100,944
Community Trust Bancorp, Inc.	13,600	400,112
Cullen/Frost Bankers, Inc.	17,300	915,343
CVB Financial Corp.	35,000	351,050
East West Bancorp, Inc.	55,900	1,104,025
F.N.B. Corp./Pennsylvania	48,700	550,797
Fifth Third Bancorp	325,650	4,142,268
First Busey Corp.	24,100	120,500
First Commonwealth Financial Corp.	38,600	203,036
First Financial Bankshares, Inc.	13,500	451,305
First Financial Corp./Indiana	10,700	356,096
First Horizon National Corp.	104,762	838,096
First Midwest Bancorp, Inc./Illinois	20,700	209,691
First Niagara Financial Group, Inc.	122,945	1,061,015
First Republic Bank/California*	24,900	762,189
FirstMerit Corp.	34,795	526,448
Fulton Financial Corp.	75,000	735,750
Glacier Bancorp, Inc.	24,600	295,938
Hancock Holding Co.	22,624	723,289
Huntington Bancshares, Inc./Ohio	270,900	1,487,241
IBERIABANK Corp.	8,400	414,120
Independent Bank Corp./Massachusetts	16,700	455,743

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

International Bancshares Corp.	22,010	$403,553
Investors Bancorp, Inc.*	30,300	408,444
KeyCorp	339,300	2,609,217
M&T Bank Corp.	42,557	3,248,801
MainSource Financial Group, Inc.	240	2,119
National Penn Bancshares, Inc.	43,400	366,296
NBT Bancorp, Inc.	16,500	365,145
Old National Bancorp/Indiana	28,300	329,695
PacWest Bancorp	15,730	298,083
Park National Corp.	6,500	422,890
Pinnacle Financial Partners, Inc.*	15,700	253,555
PNC Financial Services Group, Inc.	173,218	9,989,482
Popular, Inc.*	380,500	528,895
PrivateBancorp, Inc.	12,900	141,642
Prosperity Bancshares, Inc.	15,900	641,565
Regions Financial Corp.	412,500	1,773,750
Republic Bancorp, Inc./Kentucky, Class A	18,900	432,810
S&T Bancorp, Inc.	13,000	254,150
Sandy Spring Bancorp, Inc.	10	176
Signature Bank/New York*	14,900	893,851
Simmons First National Corp., Class A	30	816
Sterling Bancorp/New York	90	778
SunTrust Banks, Inc.	188,950	3,344,415
Susquehanna Bancshares, Inc.	35,400	296,652
SVB Financial Group*	13,400	639,046
Synovus Financial Corp.	296,100	417,501
TCF Financial Corp.	56,950	587,724
Tompkins Financial Corp.	9,239	355,794
TowneBank/Virginia	19,300	236,232
Trico Bancshares	50	711
Trustmark Corp.	23,350	567,172
U.S. Bancorp	626,990	16,960,079
UMB Financial Corp.	10,600	394,850
Umpqua Holdings Corp.	27,590	341,840
United Bankshares, Inc./Virginia	15,700	443,839
Valley National Bancorp	68,409	846,219
Webster Financial Corp.	25,700	524,023
Wells Fargo & Co.	1,600,819	44,118,572
WesBanco, Inc.	16,900	329,043
Westamerica Bancorp	10,100	443,390
Western Alliance Bancorp*	35,020	218,175
Zions Bancorp	64,500	1,050,060

		127,854,945

Consumer Finance (0.7%)
American Express Co.	341,956	16,130,065
Capital One Financial Corp.	151,770	6,418,353
Cash America International, Inc.	10,200	475,626
Credit Acceptance Corp.*	4,800	394,944
DFC Global Corp.*	810	14,629
Discover Financial Services	184,170	4,420,080
EZCORP, Inc., Class A*	16,400	432,468
First Cash Financial Services, Inc.*	10,450	366,690
Green Dot Corp., Class A*	12,800	399,616

Nelnet, Inc., Class A	1,130	$27,651
SLM Corp.	189,684	2,541,766

		31,621,888

Diversified Financial Services (2.3%)
Bank of America Corp.	3,283,482	18,256,160
CBOE Holdings, Inc.	20,200	522,372
Citigroup, Inc.	954,072	25,101,634
CME Group, Inc.	23,033	5,612,451
Interactive Brokers Group, Inc., Class A	22,340	333,760
IntercontinentalExchange, Inc.*	24,350	2,935,392
JPMorgan Chase & Co.	1,293,225	42,999,731
Leucadia National Corp.	70,050	1,592,937
MarketAxess Holdings, Inc.	60	1,807
Moody’s Corp.	73,250	2,467,060
MSCI, Inc., Class A*	36,334	1,196,479
NASDAQ OMX Group, Inc.*	40,300	987,753
NYSE Euronext	93,350	2,436,435
PHH Corp.*	860	9,202
PICO Holdings, Inc.*	60	1,235

		104,454,408

Insurance (3.8%)
ACE Ltd.	112,400	7,881,488
Aflac, Inc.	156,750	6,781,005
Alleghany Corp.*	2,550	727,490
Allied World Assurance Co. Holdings AG	12,580	791,659
Allstate Corp.	172,140	4,718,357
Alterra Capital Holdings Ltd.	26,900	635,647
American Equity Investment Life Holding Co.	2,100	21,840
American Financial Group, Inc./Ohio	33,330	1,229,544
American International Group, Inc.*	149,836	3,476,195
American National Insurance Co.	5,000	365,150
AMERISAFE, Inc.*	840	19,530
Amtrust Financial Services, Inc.	13,600	323,000
Aon Corp.	107,578	5,034,650
Arch Capital Group Ltd.*	43,600	1,623,228
Argo Group International Holdings Ltd.	13,329	386,008
Arthur J. Gallagher & Co.	39,500	1,320,880
Aspen Insurance Holdings Ltd.	29,270	775,655
Assurant, Inc.	34,600	1,420,676
Assured Guaranty Ltd.	69,700	915,858
Axis Capital Holdings Ltd.	47,870	1,529,925
Berkshire Hathaway, Inc., Class B*	569,685	43,466,965
Brown & Brown, Inc.	49,800	1,126,974
Chubb Corp.	99,160	6,863,855
Cincinnati Financial Corp.	48,520	1,477,919
CNA Financial Corp.	17,600	470,800
CNO Financial Group, Inc.*	84,000	530,040
Delphi Financial Group, Inc., Class A	18,990	841,257
EMC Insurance Group, Inc.	30	617
Endurance Specialty Holdings Ltd.	11,700	447,525

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Enstar Group Ltd.*	3,700	$363,340
Erie Indemnity Co., Class A	10,800	844,128
Everest Reinsurance Group Ltd.	15,600	1,311,804
FBL Financial Group, Inc., Class A	190	6,464
Fidelity National Financial, Inc., Class A	86,800	1,382,724
First American Financial Corp.	39,300	497,931
Flagstone Reinsurance Holdings S.A.	40,000	331,600
Genworth Financial, Inc., Class A*	183,700	1,203,235
Global Indemnity plc*	180	3,569
Hanover Insurance Group, Inc.	22,290	779,035
Harleysville Group, Inc.	5,810	328,672
Hartford Financial Services Group, Inc.	154,010	2,502,663
HCC Insurance Holdings, Inc.	37,580	1,033,450
Kemper Corp.	16,500	481,965
Lincoln National Corp.	114,350	2,220,677
Loews Corp.	106,992	4,028,249
Markel Corp.*	3,700	1,534,279
Marsh & McLennan Cos., Inc.	187,150	5,917,683
MBIA, Inc.*	48,900	566,751
Mercury General Corp.	11,300	515,506
MetLife, Inc.	267,260	8,333,167
Montpelier Reinsurance Holdings Ltd.	25,800	457,950
National Interstate Corp.	10	247
National Western Life Insurance Co., Class A	2,100	285,936
Navigators Group, Inc.*	8,380	399,558
Old Republic International Corp.	99,094	918,601
OneBeacon Insurance Group Ltd., Class A	24,100	370,899
PartnerReinsurance Ltd.	23,560	1,512,788
Phoenix Cos., Inc.*	84,810	142,481
Platinum Underwriters Holdings Ltd.	14,700	501,417
Presidential Life Corp.	250	2,498
Primerica, Inc.	15,900	369,516
Principal Financial Group, Inc.	98,900	2,432,940
ProAssurance Corp.	13,700	1,093,534
Progressive Corp.	202,700	3,954,677
Protective Life Corp.	27,900	629,424
Prudential Financial, Inc.	158,231	7,930,538
Reinsurance Group of America, Inc.	26,010	1,359,023
RenaissanceReinsurance Holdings Ltd.	20,100	1,494,837
RLI Corp.	8,140	593,080
Safety Insurance Group, Inc.	11,300	457,424
Selective Insurance Group, Inc.	23,400	414,882
StanCorp Financial Group, Inc.	22,680	833,490
State Auto Financial Corp.	270	3,669
Stewart Information Services Corp.	250	2,888
Symetra Financial Corp.	38,300	347,381
Torchmark Corp.	34,770	1,508,670
Transatlantic Holdings, Inc.	24,300	1,329,939

Travelers Cos., Inc.	135,770	$8,033,511
United Fire & Casualty Co.	18,570	374,743
Unum Group	104,300	2,197,601
Validus Holdings Ltd.	30,818	970,767
W. R. Berkley Corp.	38,000	1,306,820
White Mountains Insurance Group Ltd.	2,400	1,088,304
XL Group plc	104,870	2,073,280

		174,783,942

Real Estate Investment Trusts (REITs) (2.9%)
Alexander’s, Inc. (REIT)	1,000	370,030
Alexandria Real Estate Equities, Inc. (REIT)	18,480	1,274,566
American Campus Communities, Inc. (REIT)	19,200	805,632
American Capital Agency Corp. (REIT)	72,600	2,038,608
Annaly Capital Management, Inc. (REIT)	316,858	5,057,054
Apartment Investment & Management Co. (REIT), Class A	43,188	989,437
AvalonBay Communities, Inc. (REIT)	31,149	4,068,059
BioMed Realty Trust, Inc. (REIT)	49,800	900,384
Boston Properties, Inc. (REIT)	49,370	4,917,252
Brandywine Realty Trust (REIT)	51,000	484,500
BRE Properties, Inc. (REIT)	24,160	1,219,597
Camden Property Trust (REIT)	24,880	1,548,531
CBL & Associates Properties, Inc. (REIT)	47,891	751,889
Chimera Investment Corp. (REIT)	360,700	905,357
Colonial Properties Trust (REIT)	28,200	588,252
CommonWealth REIT (REIT)	33,000	549,120
Corporate Office Properties Trust/Maryland (REIT)	21,109	448,777
Cousins Properties, Inc. (REIT)	35,213	225,715
CubeSmart (REIT)	39,700	422,408
DCT Industrial Trust, Inc. (REIT)	91,400	467,968
DDR Corp. (REIT)	84,708	1,030,896
DiamondRock Hospitality Co. (REIT)	58,300	562,012
Digital Realty Trust, Inc. (REIT)	33,589	2,239,379
Douglas Emmett, Inc. (REIT)	53,300	972,192
Duke Realty Corp. (REIT)	84,800	1,021,840
DuPont Fabros Technology, Inc. (REIT)	17,600	426,272
EastGroup Properties, Inc. (REIT)	12,100	526,108
Entertainment Properties Trust (REIT)	14,840	648,656
Equity Lifestyle Properties, Inc. (REIT)	10,900	726,921
Equity One, Inc. (REIT)	27,100	460,158
Equity Residential (REIT)	97,887	5,582,496

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Essex Property Trust, Inc. (REIT)	11,300	$1,587,763
Extra Space Storage, Inc. (REIT)	33,000	799,590
Federal Realty Investment Trust (REIT)	21,280	1,931,160
General Growth Properties, Inc. (REIT)	191,107	2,870,427
Hatteras Financial Corp. (REIT)	18,700	493,119
HCP, Inc. (REIT)	139,797	5,791,790
Health Care REIT, Inc. (REIT)	61,417	3,349,069
Healthcare Realty Trust, Inc. (REIT)	23,600	438,724
Highwoods Properties, Inc. (REIT)	29,530	876,155
Home Properties, Inc. (REIT)	13,610	783,528
Hospitality Properties Trust (REIT)	43,400	997,332
Host Hotels & Resorts, Inc. (REIT)	223,313	3,298,333
Inland Real Estate Corp. (REIT)	39,600	301,356
Invesco Mortgage Capital, Inc. (REIT)	38,200	536,710
Investors Real Estate Trust (REIT)	42,400	309,308
Kilroy Realty Corp. (REIT)	14,700	559,629
Kimco Realty Corp. (REIT)	136,322	2,213,869
LaSalle Hotel Properties (REIT)	37,300	903,033
Lexington Realty Trust (REIT)	54,700	409,703
Liberty Property Trust (REIT)	43,552	1,344,886
Macerich Co. (REIT)	49,084	2,483,650
Mack-Cali Realty Corp. (REIT)	31,539	841,776
Medical Properties Trust, Inc. (REIT)	42,800	422,436
MFA Financial, Inc. (REIT)	120,050	806,736
Mid-America Apartment Communities, Inc. (REIT)	11,400	713,070
National Retail Properties, Inc. (REIT)	38,290	1,010,090
Omega Healthcare Investors, Inc. (REIT)	35,140	679,959
Piedmont Office Realty Trust, Inc. (REIT), Class A	58,600	998,544
Plum Creek Timber Co., Inc. (REIT)	61,614	2,252,608
Post Properties, Inc. (REIT)	18,200	795,704
Potlatch Corp. (REIT)	14,200	441,762
ProLogis, Inc. (REIT)	148,964	4,258,881
Public Storage (REIT)	47,602	6,400,565
Rayonier, Inc. (REIT)	40,425	1,804,168
Realty Income Corp. (REIT)	45,831	1,602,252
Regency Centers Corp. (REIT)	31,486	1,184,503
RLJ Lodging Trust (REIT)	27,600	464,508
Sabra Health Care REIT, Inc. (REIT)	12,500	151,125
Saul Centers, Inc. (REIT)	11,800	417,956
Senior Housing Properties Trust (REIT)	54,290	1,218,268

Simon Property Group, Inc. (REIT)	97,259	$12,540,575
SL Green Realty Corp. (REIT)	27,800	1,852,592
Sovran Self Storage, Inc. (REIT)	9,200	392,564
Tanger Factory Outlet Centers (REIT)	29,500	864,940
Taubman Centers, Inc. (REIT)	20,600	1,279,260
Two Harbors Investment Corp. (REIT)	46,800	432,432
UDR, Inc. (REIT)	64,036	1,607,304
Ventas, Inc. (REIT)	85,335	4,704,519
Vornado Realty Trust (REIT)	62,447	4,799,676
Washington Real Estate Investment Trust (REIT)	24,370	666,519
Weingarten Realty Investors (REIT)	36,986	807,034
Weyerhaeuser Co. (REIT)	175,233	3,271,600

		134,193,126

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	70	502
CBRE Group, Inc.*	108,150	1,646,043
Forest City Enterprises, Inc., Class A*	50,700	599,274
Forestar Group, Inc.*	60	908
Howard Hughes Corp.*	8,500	375,445
Jones Lang LaSalle, Inc.	16,500	1,010,790
St. Joe Co.*	22,900	335,714

		3,968,676

Thrifts & Mortgage Finance (0.2%)
Astoria Financial Corp.	37,100	314,979
Bank Mutual Corp.	38,400	122,112
BankUnited, Inc.	17,600	387,024
Beneficial Mutual Bancorp, Inc.*	36,500	305,140
Brookline Bancorp, Inc.	37,000	312,280
Capitol Federal Financial, Inc.	56,786	655,310
Dime Community Bancshares, Inc.	27,100	341,460
Doral Financial Corp.*	57,000	54,492
Hudson City Bancorp, Inc.	178,590	1,116,187
Kearny Financial Corp.	36,700	348,650
MGIC Investment Corp.*	75,800	282,734
New York Community Bancorp, Inc.	164,650	2,036,721
Northwest Bancshares, Inc.	38,475	478,629
OceanFirst Financial Corp.	40	523
Ocwen Financial Corp.*	27,100	392,408
People’s United Financial, Inc.	134,800	1,732,180
TFS Financial Corp.*	36,000	322,560
TrustCo Bank Corp./New York	38,400	215,424
Washington Federal, Inc.	42,500	594,575

		10,013,388

Total Financials		670,825,821

Health Care (11.7%)
Biotechnology (1.5%)
Acorda Therapeutics, Inc.*	15,700	374,288
Alexion Pharmaceuticals, Inc.*	59,600	4,261,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Alkermes plc*	32,800	$569,408
Alnylam Pharmaceuticals, Inc.*	15,400	125,510
Amgen, Inc.	263,209	16,900,650
Amylin Pharmaceuticals, Inc.*	43,400	493,892
ARIAD Pharmaceuticals, Inc.*	43,600	534,100
Biogen Idec, Inc.*	79,860	8,788,593
BioMarin Pharmaceutical, Inc.*	44,600	1,533,348
Celgene Corp.*	151,200	10,221,120
Cepheid, Inc.*	20,800	715,728
Cubist Pharmaceuticals, Inc.*	23,500	931,070
Dendreon Corp.*	50,250	381,900
Emergent Biosolutions, Inc.*	20,900	351,956
Enzon Pharmaceuticals, Inc.*	520	3,484
Gilead Sciences, Inc.*	264,300	10,817,799
Human Genome Sciences, Inc.*	67,800	501,042
Incyte Corp.*	29,200	438,292
Inhibitex, Inc.*	25,200	275,688
InterMune, Inc.*	16,300	205,380
Ironwood Pharmaceuticals, Inc.*	30,900	369,873
Isis Pharmaceuticals, Inc.*	37,500	270,375
Medivation, Inc.*	10,300	474,933
Myriad Genetics, Inc.*	39,050	817,707
Onyx Pharmaceuticals, Inc.*	23,500	1,032,825
Opko Health, Inc.*	76,800	376,320
Pharmasset, Inc.*	25,000	3,205,000
Regeneron Pharmaceuticals, Inc.*	24,500	1,358,035
Seattle Genetics, Inc.*	33,200	554,938
Theravance, Inc.*	22,600	499,460
United Therapeutics Corp.*	18,700	883,575
Vertex Pharmaceuticals, Inc.*	68,100	2,261,601

		70,529,290

Health Care Equipment & Supplies (1.9%)
Alere, Inc.*	33,150	765,434
Align Technology, Inc.*	21,700	514,832
Baxter International, Inc.	185,580	9,182,498
Becton, Dickinson and Co.	72,340	5,405,245
Boston Scientific Corp.*	505,300	2,698,302
C.R. Bard, Inc.	30,080	2,571,840
CareFusion Corp.*	76,000	1,931,160
CONMED Corp.*	16,400	420,988
Cooper Cos., Inc.	16,800	1,184,736
Covidien plc	168,100	7,566,181
CryoLife, Inc.*	650	3,120
DENTSPLY International, Inc.	47,700	1,669,023
Edwards Lifesciences Corp.*	39,300	2,778,510
Exactech, Inc.*	240	3,953
Gen-Probe, Inc.*	17,150	1,013,908
Greatbatch, Inc.*	16,300	360,230
Haemonetics Corp.*	10,900	667,298
HeartWare International, Inc.*	5,100	351,900
Hill-Rom Holdings, Inc.	25,930	873,582
Hologic, Inc.*	86,500	1,514,615
IDEXX Laboratories, Inc.*	23,300	1,793,168
Integra LifeSciences Holdings Corp.*	10,300	317,549
Intuitive Surgical, Inc.*	13,300	6,158,033
MAKO Surgical Corp.*	10,600	267,226
Masimo Corp.*	19,800	369,963
Medtronic, Inc.	351,340	13,438,755

Meridian Bioscience, Inc.	17,700	$333,468
NuVasive, Inc.*	15,950	200,810
Palomar Medical Technologies, Inc.*	10	93
ResMed, Inc.*	50,800	1,290,320
Sirona Dental Systems, Inc.*	18,900	832,356
St. Jude Medical, Inc.	111,500	3,824,450
STERIS Corp.	25,760	768,163
Stryker Corp.	102,670	5,103,726
Teleflex, Inc.	15,100	925,479
Thoratec Corp.*	23,300	781,948
Varian Medical Systems, Inc.*	38,710	2,598,602
Volcano Corp.*	18,400	437,736
West Pharmaceutical Services, Inc.	11,500	436,425
Zimmer Holdings, Inc.*	63,500	3,392,170
Zoll Medical Corp.*	8,800	555,984

		85,303,779

Health Care Providers & Services (2.3%)
Accretive Health, Inc.*	16,400	376,872
Aetna, Inc.	130,580	5,509,170
AMERIGROUP Corp.*	14,890	879,701
AmerisourceBergen Corp.	92,900	3,454,951
AMN Healthcare Services, Inc.*	780	3,455
Amsurg Corp.*	18,000	468,720
Brookdale Senior Living, Inc.*	32,400	563,436
Cardinal Health, Inc.	115,900	4,706,699
Catalyst Health Solutions, Inc.*	19,500	1,014,000
Centene Corp.*	17,200	680,948
Chemed Corp.	7,500	384,075
Cigna Corp.	91,740	3,853,080
Community Health Systems, Inc.*	36,400	635,180
Corvel Corp.*	90	4,654
Coventry Health Care, Inc.*	48,800	1,482,056
Cross Country Healthcare, Inc.*	40	222
DaVita, Inc.*	34,800	2,638,188
Express Scripts, Inc.*	161,800	7,230,842
Hanger Orthopedic Group, Inc.*	210	3,925
HCA Holdings, Inc.*	44,900	989,147
Health Management Associates, Inc., Class A*	94,600	697,202
Health Net, Inc.*	32,340	983,783
HealthSouth Corp.*	39,300	694,431
Healthspring, Inc.*	26,220	1,430,039
Henry Schein, Inc.*	31,250	2,013,437
HMS Holdings Corp.*	28,800	921,024
Humana, Inc.	57,100	5,002,531
Kindred Healthcare, Inc.*	23,000	270,710
Laboratory Corp. of America Holdings*	33,950	2,918,682
Landauer, Inc.	7,900	406,850
LifePoint Hospitals, Inc.*	22,950	852,592
Lincare Holdings, Inc.	37,600	966,696
Magellan Health Services, Inc.*	9,200	455,124
McKesson Corp.	83,980	6,542,882
Medco Health Solutions, Inc.*	133,200	7,445,880
MEDNAX, Inc.*	19,720	1,420,037
Molina Healthcare, Inc.*	18,700	417,571
National Healthcare Corp.	9,200	385,480

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Omnicare, Inc.	37,620	$1,296,009
Owens & Minor, Inc.	26,850	746,161
Patterson Cos., Inc.	38,600	1,139,472
PharMerica Corp.*	22,370	339,577
PSS World Medical, Inc.*	20,000	483,800
Quest Diagnostics, Inc.	53,330	3,096,340
Select Medical Holdings Corp.*	51,600	437,568
Sun Healthcare Group, Inc.*	12,500	48,500
Team Health Holdings, Inc.*	20,500	452,435
Tenet Healthcare Corp.*	183,100	939,303
UnitedHealth Group, Inc.	354,820	17,982,278
Universal Health Services, Inc., Class B	36,080	1,402,069
VCA Antech, Inc.*	36,850	727,788
WellCare Health Plans, Inc.*	14,900	782,250
WellPoint, Inc.	112,680	7,465,050

		106,042,872

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	64,450	1,220,683
athenahealth, Inc.*	11,900	584,528
Cerner Corp.*	47,100	2,884,875
Quality Systems, Inc.	13,400	495,666
SXC Health Solutions Corp.*	23,200	1,310,336

		6,496,088

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.*	120,730	4,217,099
Albany Molecular Research, Inc.*	720	2,110
Bio-Rad Laboratories, Inc., Class A*	8,500	816,340
Bruker Corp.*	27,900	346,518
Charles River Laboratories International, Inc.*	17,550	479,641
Covance, Inc.*	24,500	1,120,140
eResearchTechnology, Inc.*	270	1,266
Illumina, Inc.*	44,300	1,350,264
Life Technologies Corp.*	60,593	2,357,674
Luminex Corp.*	16,500	350,295
Mettler-Toledo International, Inc.*	10,600	1,565,726
PAREXEL International Corp.*	22,070	457,732
PerkinElmer, Inc.	51,200	1,024,000
QIAGEN N.V.*	79,200	1,093,752
Sequenom, Inc.*	23,800	105,910
Techne Corp.	16,550	1,129,703
Thermo Fisher Scientific, Inc.*	125,250	5,632,492
Waters Corp.*	30,300	2,243,715

		24,294,377

Pharmaceuticals (5.3%)
Abbott Laboratories, Inc.	503,650	28,320,239
Allergan, Inc.	101,570	8,911,752
Auxilium Pharmaceuticals, Inc.*	19,350	385,645
Bristol-Myers Squibb Co.	552,830	19,481,729
Eli Lilly and Co.	331,210	13,765,088
Endo Pharmaceuticals Holdings, Inc.*	42,600	1,470,978
Forest Laboratories, Inc.*	98,530	2,981,518

Hospira, Inc.*	58,150	$1,766,015
Impax Laboratories, Inc.*	23,700	478,029
Jazz Pharmaceuticals, Inc.*	8,200	316,766
Johnson & Johnson	892,060	58,501,295
Medicis Pharmaceutical Corp., Class A	20,780	690,935
Merck & Co., Inc.	1,004,490	37,869,273
Mylan, Inc.*	155,750	3,342,395
Nektar Therapeutics*	37,000	207,015
Par Pharmaceutical Cos., Inc.*	14,800	484,404
Perrigo Co.	27,500	2,675,750
Pfizer, Inc.	2,571,356	55,644,144
Questcor Pharmaceuticals, Inc.*	17,700	735,966
Salix Pharmaceuticals Ltd.*	21,500	1,028,775
ViroPharma, Inc.*	25,200	690,228
Warner Chilcott plc, Class A*	57,500	869,975
Watson Pharmaceuticals, Inc.*	42,920	2,589,793

		243,207,707

Total Health Care		535,874,113

Industrials (11.2%)
Aerospace & Defense (2.4%)
Alliant Techsystems, Inc.	14,400	823,104
American Science & Engineering, Inc.	6,000	408,660
BE Aerospace, Inc.*	33,160	1,283,624
Boeing Co.	244,100	17,904,735
Ceradyne, Inc.*	610	16,336
Cubic Corp.	8,100	353,079
Curtiss-Wright Corp.	20,100	710,133
Esterline Technologies Corp.*	11,300	632,461
Exelis, Inc.	60,850	550,692
General Dynamics Corp.	112,570	7,475,774
Goodrich Corp.	41,890	5,181,793
HEICO Corp.	13,500	789,480
Hexcel Corp.*	43,500	1,053,135
Honeywell International, Inc.	256,100	13,919,035
Huntington Ingalls Industries, Inc.*	17,400	544,272
Kratos Defense & Security Solutions, Inc.*	493	2,943
L-3 Communications Holdings, Inc.	37,370	2,491,832
Lockheed Martin Corp.	85,860	6,946,074
Moog, Inc., Class A*	18,400	808,312
Northrop Grumman Corp.	84,650	4,950,332
Orbital Sciences Corp.*	25,500	370,515
Precision Castparts Corp.	47,470	7,822,581
Raytheon Co.	120,790	5,843,820
Rockwell Collins, Inc.	50,950	2,821,101
Spirit AeroSystems Holdings, Inc., Class A*	47,700	991,206
Taser International, Inc.*	1,760	9,011
Teledyne Technologies, Inc.*	13,700	751,445
Textron, Inc.	95,600	1,767,644
TransDigm Group, Inc.*	15,150	1,449,552
Triumph Group, Inc.	12,400	724,780
United Technologies Corp.	297,840	21,769,126

		111,166,587

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Air Freight & Logistics (0.8%)
Atlas Air Worldwide Holdings, Inc.*	9,800	$376,614
C.H. Robinson Worldwide, Inc.	56,100	3,914,658
Expeditors International of Washington, Inc.	70,200	2,875,392
FedEx Corp.	102,250	8,538,898
Hub Group, Inc., Class A*	14,000	454,020
United Parcel Service, Inc., Class B	239,150	17,503,388
UTi Worldwide, Inc.	34,000	451,860

		34,114,830

Airlines (0.2%)
Alaska Air Group, Inc.*	13,500	1,013,715
Copa Holdings S.A., Class A	11,600	680,572
Delta Air Lines, Inc.*	298,650	2,416,078
Hawaiian Holdings, Inc.*	1,650	9,570
JetBlue Airways Corp.*	75,300	391,560
Republic Airways Holdings, Inc.*	1,790	6,140
SkyWest, Inc.	30,300	381,477
Southwest Airlines Co.	279,200	2,389,952
U.S. Airways Group, Inc.*	54,300	275,301
United Continental Holdings, Inc.*	112,240	2,117,969

		9,682,334

Building Products (0.1%)
A.O. Smith Corp.	13,650	547,638
AAON, Inc.	765	15,675
American Woodmark Corp.	190	2,595
Fortune Brands Home & Security, Inc.*	56,250	957,938
Insteel Industries, Inc.	1,300	14,287
Lennox International, Inc.	21,110	712,462
Masco Corp.	125,500	1,315,240
NCI Building Systems, Inc.*	56	609
Owens Corning, Inc.*	43,170	1,239,842
Quanex Building Products Corp.	1,600	24,032
Simpson Manufacturing Co., Inc.	13,800	464,508
USG Corp.*	34,200	347,472

		5,642,298

Commercial Services & Supplies (0.6%)
ABM Industries, Inc.	17,900	369,098
Avery Dennison Corp.	35,350	1,013,838
Brink’s Co.	17,300	465,024
Cenveo, Inc.*	1,730	5,882
Cintas Corp.	37,300	1,298,413
Clean Harbors, Inc.*	16,200	1,032,426
Copart, Inc.*	18,500	885,965
Corrections Corp. of America*	43,000	875,910
Courier Corp.	80	938
Covanta Holding Corp.	52,300	715,987
Deluxe Corp.	17,000	386,920
Encore Capital Group, Inc.*	210	4,465
G&K Services, Inc., Class A	530	15,428
GEO Group, Inc.*	21,600	361,800
Healthcare Services Group, Inc.	21,900	387,411
Herman Miller, Inc.	21,300	392,985

HNI Corp.	16,600	$433,260
Iron Mountain, Inc.	63,950	1,969,660
KAR Auction Services, Inc.*	27,400	369,900
Mine Safety Appliances Co.	12,400	410,688
Pitney Bowes, Inc.	73,420	1,361,207
Portfolio Recovery Associates, Inc.*	5,800	391,616
Quad/Graphics, Inc.	12,000	172,080
R.R. Donnelley & Sons Co.	71,330	1,029,292
Republic Services, Inc.	116,235	3,202,274
Rollins, Inc.	21,000	466,620
Schawk, Inc.	700	7,847
Steelcase, Inc., Class A	53,000	395,380
Stericycle, Inc.*	29,700	2,314,224
Sykes Enterprises, Inc.*	23,790	372,551
Tetra Tech, Inc.*	22,100	477,139
U.S. Ecology, Inc.	520	9,766
UniFirst Corp.	180	10,213
United Stationers, Inc.	15,200	494,912
Viad Corp.	930	16,256
Waste Connections, Inc.	37,550	1,244,407
Waste Management, Inc.	156,750	5,127,293

		28,489,075

Construction & Engineering (0.3%)
AECOM Technology Corp.*	40,800	839,256
Aegion Corp.*	750	11,505
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	38,200	1,443,960
EMCOR Group, Inc.	25,100	672,931
Fluor Corp.	59,060	2,967,765
Jacobs Engineering Group, Inc.*	44,400	1,801,752
KBR, Inc.	60,700	1,691,709
Layne Christensen Co.*	440	10,648
MasTec, Inc.*	18,700	324,819
Northwest Pipe Co.*	250	5,715
Orion Marine Group, Inc.*	30	200
Pike Electric Corp.*	1,190	8,556
Quanta Services, Inc.*	80,850	1,741,509
Shaw Group, Inc.*	31,880	857,572
URS Corp.*	26,600	934,192

		13,312,089

Electrical Equipment (0.7%)
Acuity Brands, Inc.	17,600	932,800
AMETEK, Inc.	56,450	2,376,545
Babcock & Wilcox Co.*	52,500	1,267,350
Belden, Inc.	17,100	569,088
Brady Corp., Class A	15,800	498,806
Cooper Industries plc	54,600	2,956,590
Emerson Electric Co.	246,810	11,498,878
EnerSys*	19,900	516,803
FuelCell Energy, Inc.*	510	445
General Cable Corp.*	28,900	722,789
GrafTech International Ltd.*	43,800	597,870
Hubbell, Inc., Class B	24,400	1,631,384
II-VI, Inc.*	17,000	312,120
LSI Industries, Inc.	250	1,500
Polypore International, Inc.*	13,200	580,668
Powell Industries, Inc.*	290	9,071
Regal-Beloit Corp.	13,900	708,483
Rockwell Automation, Inc.	47,100	3,455,727

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Roper Industries, Inc.	32,350	$2,810,244
Thomas & Betts Corp.*	17,300	944,580
Vicor Corp.	280	2,229

		32,393,970

Industrial Conglomerates (2.2%)
3M Co.	233,930	19,119,099
Carlisle Cos., Inc.	23,000	1,018,900
Danaher Corp.	181,560	8,540,582
General Electric Co.	3,451,492	61,816,222
Seaboard Corp.*	200	407,200
Standex International Corp.	380	12,985
Tyco International Ltd.	158,400	7,398,864

		98,313,852

Machinery (2.3%)
Actuant Corp., Class A	23,500	533,215
AGCO Corp.*	35,200	1,512,544
Altra Holdings, Inc.*	710	13,369
American Railcar Industries, Inc.*	80	1,914
Barnes Group, Inc.	18,000	433,980
Cascade Corp.	270	12,736
Caterpillar, Inc.	208,910	18,927,246
Chart Industries, Inc.*	10,080	545,026
CLARCOR, Inc.	21,900	1,094,781
CNH Global N.V.*	9,100	327,509
Colfax Corp.*	630	17,942
Crane Co.	18,600	868,806
Cummins, Inc.	66,060	5,814,601
Deere & Co.	137,140	10,607,779
Donaldson Co., Inc.	29,100	1,981,128
Dover Corp.	62,990	3,656,570
Eaton Corp.	116,700	5,079,951
Flowserve Corp.	20,180	2,004,278
Gardner Denver, Inc.	17,300	1,333,138
Graco, Inc.	25,160	1,028,792
Graham Corp.	210	4,712
Harsco Corp.	30,400	625,632
IDEX Corp.	30,740	1,140,761
Illinois Tool Works, Inc.	147,510	6,890,192
Ingersoll-Rand plc	110,800	3,376,076
ITT Corp.	30,425	588,115
Joy Global, Inc.	38,180	2,862,355
Kadant, Inc.*	470	10,627
Kaydon Corp.	13,700	417,850
Kennametal, Inc.	35,190	1,285,139
L.B. Foster Co., Class A	400	11,316
Lincoln Electric Holdings, Inc.	27,760	1,085,971
Manitowoc Co., Inc.	46,900	431,011
Met-Pro Corp.	100	904
Middleby Corp.*	6,000	564,240
Mueller Industries, Inc.	13,600	522,512
Mueller Water Products, Inc., Class A	3,270	7,979
Navistar International Corp.*	26,900	1,018,972
Nordson Corp.	20,060	826,071
Oshkosh Corp.*	33,900	724,782
PACCAR, Inc.	127,030	4,759,814
Pall Corp.	42,000	2,400,300
Parker Hannifin Corp.	49,610	3,782,763
Pentair, Inc.	37,300	1,241,717

Robbins & Myers, Inc.	14,443	$701,208
Sauer-Danfoss, Inc.*	11,200	405,552
Snap-on, Inc.	25,100	1,270,562
SPX Corp.	18,900	1,139,103
Stanley Black & Decker, Inc.	54,435	3,679,806
Sun Hydraulics Corp.	825	19,330
Tecumseh Products Co., Class A*	680	3,196
Terex Corp.*	48,030	648,885
Timken Co.	36,640	1,418,334
Toro Co.	14,920	905,047
Trinity Industries, Inc.	36,070	1,084,264
Twin Disc, Inc.	40	1,453
Valmont Industries, Inc.	7,700	699,083
WABCO Holdings, Inc.*	22,370	970,858
Wabtec Corp.	15,700	1,098,215
Woodward, Inc.	23,030	942,618
Xylem, Inc.	60,850	1,563,237

		106,925,867

Marine (0.0%)
Alexander & Baldwin, Inc.	18,080	738,026
Eagle Bulk Shipping, Inc.*	41,100	38,720
Kirby Corp.*	17,750	1,168,660

		1,945,406

Professional Services (0.3%)
Acacia Research Corp. - Acacia Technologies*	14,500	529,395
Advisory Board Co.*	5,840	433,386
CBIZ, Inc.*	52,020	317,842
Corporate Executive Board Co.	11,800	449,580
CoStar Group, Inc.*	8,600	573,878
Dun & Bradstreet Corp.	18,500	1,384,355
Equifax, Inc.	41,720	1,616,233
Exponent, Inc.*	470	21,606
FTI Consulting, Inc.*	21,500	912,030
Hill International, Inc.*	850	4,369
IHS, Inc., Class A*	16,200	1,395,792
Kforce, Inc.*	780	9,617
Manpower, Inc.	34,980	1,250,535
Nielsen Holdings N.V.*	28,600	849,134
On Assignment, Inc.*	770	8,609
Resources Connection, Inc.	27,650	292,813
Robert Half International, Inc.	48,160	1,370,634
Towers Watson & Co., Class A	17,900	1,072,747
Verisk Analytics, Inc., Class A*	39,100	1,569,083

		14,061,638

Road & Rail (1.0%)
Arkansas Best Corp.	16,890	325,470
Avis Budget Group, Inc.*	37,290	399,749
Con-way, Inc.	19,100	556,956
CSX Corp.	364,650	7,679,529
Dollar Thrifty Automotive Group, Inc.*	10,800	758,808
Genesee & Wyoming, Inc., Class A*	14,700	890,526
Heartland Express, Inc.	29,400	420,126
Hertz Global Holdings, Inc.*	73,200	857,904
J.B. Hunt Transport Services, Inc.	35,950	1,620,267
Kansas City Southern*	37,850	2,574,179

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Landstar System, Inc.	15,650	$749,948
Norfolk Southern Corp.	114,470	8,340,284
Old Dominion Freight Line, Inc.*	14,500	587,685
Ryder System, Inc.	16,900	898,066
Swift Transportation Co.*	36,800	303,232
Union Pacific Corp.	162,160	17,179,230
Werner Enterprises, Inc.	16,000	385,600

		44,527,559

Trading Companies & Distributors (0.3%)
Applied Industrial Technologies, Inc.	15,500	545,135
DXP Enterprises, Inc.*	230	7,406
Fastenal Co.	92,800	4,047,008
GATX Corp.	21,500	938,690
H&E Equipment Services, Inc.*	750	10,065
Houston Wire & Cable Co.	910	12,576
Interline Brands, Inc.*	180	2,803
MSC Industrial Direct Co., Inc., Class A	16,500	1,180,575
RSC Holdings, Inc.*	22,000	407,000
United Rentals, Inc.*	21,600	638,280
W.W. Grainger, Inc.	19,350	3,622,126
Watsco, Inc.	12,210	801,709
WESCO International, Inc.*	15,220	806,812

		13,020,185

Total Industrials		513,595,690

Information Technology (18.2%)
Communications Equipment (2.0%)
Acme Packet, Inc.*	16,510	510,324
ADTRAN, Inc.	23,500	708,760
Arris Group, Inc.*	41,000	443,620
Aruba Networks, Inc.*	27,400	507,448
Black Box Corp.	16,060	450,322
Blue Coat Systems, Inc.*	400	10,180
Brocade Communications Systems, Inc.*	144,160	748,190
Ciena Corp.*	31,400	379,940
Cisco Systems, Inc.	1,789,970	32,362,658
EchoStar Corp., Class A*	15,500	324,570
Emulex Corp.*	300	2,058
Extreme Networks, Inc.*	423	1,235
F5 Networks, Inc.*	29,000	3,077,480
Finisar Corp.*	28,100	470,535
Harmonic, Inc.*	77,400	390,096
Harris Corp.	39,040	1,407,002
Infinera Corp.*	56,500	354,820
InterDigital, Inc.	20,100	875,757
Ixia*	1,220	12,822
JDS Uniphase Corp.*	76,350	797,094
Juniper Networks, Inc.*	186,200	3,800,342
Loral Space & Communications, Inc.*	7,600	493,088
Motorola Mobility Holdings, Inc.*	88,431	3,431,123
Motorola Solutions, Inc.	102,021	4,722,552
NETGEAR, Inc.*	12,100	406,197
Oplink Communications, Inc.*	210	3,459
Plantronics, Inc.	17,400	620,136

Polycom, Inc.*	58,600	$955,180
Powerwave Technologies, Inc.*	430	894
QUALCOMM, Inc.	540,980	29,591,606
Riverbed Technology, Inc.*	47,200	1,109,200
Symmetricom, Inc.*	340	1,833
Tellabs, Inc.	155,160	626,846
ViaSat, Inc.*	12,200	562,664

		90,160,031

Computers & Peripherals (3.8%)
3D Systems Corp.*	20	288
Apple, Inc.*	299,650	121,358,250
Avid Technology, Inc.*	29,200	249,076
Dell, Inc.*	531,044	7,769,174
Diebold, Inc.	27,650	831,435
EMC Corp.*	673,890	14,515,591
Fusion-io, Inc.*	11,400	275,880
Hewlett-Packard Co.	656,732	16,917,416
Imation Corp.*	1,210	6,933
Intermec, Inc.*	33,700	231,182
Lexmark International, Inc., Class A	29,690	981,848
NCR Corp.*	60,600	997,476
NetApp, Inc.*	120,750	4,379,602
QLogic Corp.*	56,900	853,500
SanDisk Corp.*	78,790	3,877,256
Silicon Graphics International Corp.*	210	2,407
Western Digital Corp.*	86,670	2,682,437

		175,929,751

Electronic Equipment, Instruments & Components (0.6%)
Agilysys, Inc.*	120	954
Amphenol Corp., Class A	57,320	2,601,755
Anixter International, Inc.*	13,400	799,176
Arrow Electronics, Inc.*	45,900	1,717,119
Avnet, Inc.*	50,520	1,570,667
AVX Corp.	28,000	357,280
Cognex Corp.	14,900	533,271
Coherent, Inc.*	8,300	433,841
Corning, Inc.	532,190	6,907,826
CTS Corp.	1,260	11,592
Daktronics, Inc.	480	4,594
Dolby Laboratories, Inc., Class A*	20,200	616,302
Electro Scientific Industries, Inc.*	620	8,977
FEI Co.*	13,100	534,218
FLIR Systems, Inc.	59,200	1,484,144
Ingram Micro, Inc., Class A*	53,200	967,708
IPG Photonics Corp.*	9,100	308,217
Itron, Inc.*	15,310	547,639
Jabil Circuit, Inc.	68,100	1,338,846
Littelfuse, Inc.	8,600	369,628
Molex, Inc.	50,300	1,200,158
National Instruments Corp.	35,700	926,415
Newport Corp.*	1,260	17,149
Park Electrochemical Corp.	370	9,479
Pulse Electronics Corp.	960	2,688
SYNNEX Corp.*	12,700	386,842
Tech Data Corp.*	19,500	963,495
Trimble Navigation Ltd.*	45,900	1,992,060

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Universal Display Corp.*	10,500	$385,245
Vishay Intertechnology, Inc.*	62,600	562,774

		27,560,059

Internet Software & Services (1.9%)
Akamai Technologies, Inc.*	63,800	2,059,464
Ancestry.com, Inc.*	13,800	316,848
AOL, Inc.*	47,456	716,586
Bankrate, Inc.*	22,400	481,600
comScore, Inc.*	70	1,484
DealerTrack Holdings, Inc.*	13,300	362,558
Digital River, Inc.*	16,500	247,830
EarthLink, Inc.	65,000	418,600
eBay, Inc.*	378,370	11,475,962
Equinix, Inc.*	16,300	1,652,820
Google, Inc., Class A*	81,925	52,915,358
IAC/InterActiveCorp	24,850	1,058,610
j2 Global, Inc.	25,600	720,384
LinkedIn Corp., Class A*	4,500	283,545
LoopNet, Inc.*	950	17,366
Marchex, Inc., Class B	840	5,250
Monster Worldwide, Inc.*	47,700	378,261
NIC, Inc.	60	799
OpenTable, Inc.*	5,500	215,215
Perficient, Inc.*	320	3,203
Rackspace Hosting, Inc.*	36,700	1,578,467
RealNetworks, Inc.	25,952	194,640
RightNow Technologies, Inc.*	9,500	405,935
Stamps.com, Inc.*	770	20,120
United Online, Inc.	58,100	316,064
ValueClick, Inc.*	26,000	423,540
VeriSign, Inc.	55,750	1,991,390
VistaPrint N.V.*	16,500	504,900
Vocus, Inc.*	400	8,836
WebMD Health Corp.*	20,200	758,510
Yahoo!, Inc.*	432,950	6,983,483

		86,517,628

IT Services (3.7%)
Accenture plc, Class A	212,500	11,311,375
Alliance Data Systems Corp.*	16,900	1,754,896
Amdocs Ltd.*	69,110	1,971,708
Automatic Data Processing, Inc.	161,950	8,746,920
Broadridge Financial Solutions, Inc.	40,810	920,266
CACI International, Inc., Class A*	12,200	682,224
Cardtronics, Inc.*	14,100	381,546
Cognizant Technology Solutions Corp., Class A*	100,550	6,466,370
Computer Sciences Corp.	56,240	1,332,888
Convergys Corp.*	37,300	476,321
CoreLogic, Inc.*	39,300	508,149
CSG Systems International, Inc.*	27,540	405,113
DST Systems, Inc.	11,580	527,122
ExlService Holdings, Inc.*	390	8,724
Fidelity National Information Services, Inc.	97,425	2,590,531
Fiserv, Inc.*	49,450	2,904,693
FleetCor Technologies, Inc.*	16,000	477,920
Gartner, Inc.*	32,200	1,119,594

Genpact Ltd.*	41,700	$623,415
Global Cash Access Holdings, Inc.*	1,320	5,874
Global Payments, Inc.	30,900	1,464,042
Hackett Group, Inc.*	80	299
Higher One Holdings, Inc.*	20,700	381,708
iGATE Corp.*	880	13,842
International Business Machines Corp.	392,469	72,167,200
Jack Henry & Associates, Inc.	30,730	1,032,835
Lender Processing Services, Inc.	35,800	539,506
ManTech International Corp., Class A	11,200	349,888
Mastercard, Inc., Class A	35,200	13,123,264
MAXIMUS, Inc.	12,400	512,740
ModusLink Global Solutions, Inc.	210	1,134
NeuStar, Inc., Class A*	32,590	1,113,600
Paychex, Inc.	106,810	3,216,049
SAIC, Inc.*	116,950	1,437,315
Sapient Corp.	44,100	555,660
ServiceSource International, Inc.*	23,400	367,146
Syntel, Inc.	9,400	439,638
TeleTech Holdings, Inc.*	23,050	373,410
Teradata Corp.*	55,860	2,709,769
Total System Services, Inc.	62,200	1,216,632
Unisys Corp.*	15,096	297,542
VeriFone Systems, Inc.*	29,900	1,062,048
Visa, Inc., Class A	172,950	17,559,614
Western Union Co.	220,460	4,025,600
Wright Express Corp.*	14,500	787,060

		167,963,190

Office Electronics (0.1%)
Xerox Corp.	471,731	3,754,979
Zebra Technologies Corp., Class A*	17,800	636,884

		4,391,863

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Analogic Technologies, Inc.*	70	405
Advanced Micro Devices, Inc.*	232,600	1,256,040
Altera Corp.	111,350	4,131,085
Analog Devices, Inc.	99,070	3,544,725
Applied Materials, Inc.	435,920	4,668,703
Atmel Corp.*	163,000	1,320,300
ATMI, Inc.*	880	17,626
Avago Technologies Ltd.	64,900	1,873,014
Broadcom Corp., Class A*	177,270	5,204,647
Cavium, Inc.*	16,300	463,409
Cirrus Logic, Inc.*	24,500	388,325
Cree, Inc.*	38,900	857,356
Cymer, Inc.*	10,700	532,432
Cypress Semiconductor Corp.*	60,100	1,015,089
Diodes, Inc.*	480	10,224
DSP Group, Inc.*	640	3,334
Entegris, Inc.*	44,140	385,122
Exar Corp.*	1,400	9,100
Fairchild Semiconductor International, Inc.*	45,500	547,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

First Solar, Inc.*	21,350	$720,776
Freescale Semiconductor Holdings I Ltd.*	33,100	418,715
GT Advanced Technologies, Inc.*	42,700	309,148
Hittite Microwave Corp.*	14,400	711,072
Intel Corp.	1,725,510	41,843,617
International Rectifier Corp.*	33,800	656,396
Intersil Corp., Class A	46,800	488,592
IXYS Corp.*	700	7,581
KLA-Tencor Corp.	54,680	2,638,310
Kulicke & Soffa Industries, Inc.*	610	5,643
Lam Research Corp.*	44,600	1,651,092
Linear Technology Corp.	78,450	2,355,854
LSI Corp.*	247,100	1,470,245
Marvell Technology Group Ltd.*	176,630	2,446,326
Maxim Integrated Products, Inc.	95,750	2,493,330
MEMC Electronic Materials, Inc.*	100,270	395,064
Microchip Technology, Inc.	66,400	2,432,232
Micron Technology, Inc.*	323,450	2,034,500
Microsemi Corp.*	31,400	525,950
MKS Instruments, Inc.	17,300	481,286
Netlogic Microsystems, Inc.*	23,700	1,174,809
Novellus Systems, Inc.*	23,000	949,670
NVIDIA Corp.*	216,360	2,998,750
OmniVision Technologies, Inc.*	19,350	236,747
ON Semiconductor Corp.*	162,500	1,254,500
Pericom Semiconductor Corp.*	1,210	9,208
PMC-Sierra, Inc.*	77,400	426,474
RF Micro Devices, Inc.*	99,570	537,678
Semtech Corp.*	22,600	560,932
Silicon Laboratories, Inc.*	21,840	948,293
Skyworks Solutions, Inc.*	72,500	1,175,950
Standard Microsystems Corp.*	30	773
SunPower Corp.*	36,850	229,575
Supertex, Inc.*	430	8,118
Teradyne, Inc.*	61,310	835,655
Tessera Technologies, Inc.*	22,000	368,500
Texas Instruments, Inc.	381,190	11,096,441
TriQuint Semiconductor, Inc.*	56,900	277,103
Veeco Instruments, Inc.*	15,300	318,240
Volterra Semiconductor Corp.*	80	2,049
Xilinx, Inc.	89,500	2,869,370

		116,593,320

Software (3.6%)
Accelrys, Inc.*	366	2,460
Activision Blizzard, Inc.	143,500	1,767,920
Adobe Systems, Inc.*	166,820	4,716,001
Advent Software, Inc.*	14,000	341,040
ANSYS, Inc.*	34,700	1,987,616
Ariba, Inc.*	31,900	895,752
Aspen Technology, Inc.*	32,500	563,875
Autodesk, Inc.*	83,650	2,537,105
Blackbaud, Inc.	14,700	407,190
BMC Software, Inc.*	58,500	1,917,630
Bottomline Technologies, Inc.*	220	5,097
CA, Inc.	126,850	2,564,273
Cadence Design Systems, Inc.*	112,030	1,165,112
Citrix Systems, Inc.*	62,150	3,773,748

CommVault Systems, Inc.*	15,300	$653,616
Compuware Corp.*	85,050	707,616
Concur Technologies, Inc.*	20,300	1,031,037
Electronic Arts, Inc.*	111,900	2,305,140
EPIQ Systems, Inc.	30,400	365,408
FactSet Research Systems, Inc.	17,100	1,492,488
Fair Isaac Corp.	13,100	469,504
Fortinet, Inc.*	40,400	881,124
Informatica Corp.*	37,700	1,392,261
Intuit, Inc.	99,150	5,214,298
JDA Software Group, Inc.*	14,000	453,460
Kenexa Corp.*	870	23,229
Manhattan Associates, Inc.*	790	31,979
Mentor Graphics Corp.*	37,800	512,568
MICROS Systems, Inc.*	30,400	1,416,032
Microsoft Corp.	2,415,050	62,694,698
MicroStrategy, Inc., Class A*	3,700	400,784
NetSuite, Inc.*	8,900	360,895
Nuance Communications, Inc.*	84,490	2,125,768
Oracle Corp.	1,249,990	32,062,244
Parametric Technology Corp.*	51,050	932,173
Pegasystems, Inc.	12,700	373,380
Progress Software Corp.*	22,200	429,570
QLIK Technologies, Inc.*	23,900	578,380
Quest Software, Inc.*	23,100	429,660
RealPage, Inc.*	14,600	368,942
Red Hat, Inc.*	63,400	2,617,786
Rovi Corp.*	41,550	1,021,299
Salesforce.com, Inc.*	45,400	4,606,284
SeaChange International, Inc.*	800	5,624
SolarWinds, Inc.*	19,400	542,230
Solera Holdings, Inc.	21,110	940,239
SS&C Technologies Holdings, Inc.*	26,200	473,172
SuccessFactors, Inc.*	23,800	948,906
Symantec Corp.*	259,990	4,068,844
Synchronoss Technologies, Inc.*	12,710	383,969
Synopsys, Inc.*	48,120	1,308,864
Take-Two Interactive Software, Inc.*	25,400	344,170
Taleo Corp., Class A*	14,400	557,136
TIBCO Software, Inc.*	60,140	1,437,947
TiVo, Inc.*	39,400	353,418
Ultimate Software Group, Inc.*	8,500	553,520
Verint Systems, Inc.*	14,400	396,576
VirnetX Holding Corp.*	13,700	342,089
VMware, Inc., Class A*	27,800	2,312,682

		163,565,828

Total Information Technology		832,681,670

Materials (4.0%)
Chemicals (2.3%)
A. Schulman, Inc.	470	9,955
Air Products and Chemicals, Inc.	69,780	5,944,558
Airgas, Inc.	25,800	2,014,464
Albemarle Corp.	29,800	1,534,998
Ashland, Inc.	31,964	1,827,062
Balchem Corp.	9,600	389,184
Cabot Corp.	29,200	938,488
Celanese Corp.	52,600	2,328,602

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

CF Industries Holdings, Inc.	21,202	$3,073,866
Chemtura Corp.*	31,600	358,344
Cytec Industries, Inc.	18,500	826,025
Dow Chemical Co.	388,680	11,178,437
E.I. du Pont de Nemours & Co.	303,440	13,891,483
Eastman Chemical Co.	53,320	2,082,679
Ecolab, Inc.	95,588	5,525,942
Ferro Corp.*	600	2,934
FMC Corp.	26,950	2,318,778
H.B. Fuller Co.	16,100	372,071
Huntsman Corp.	61,000	610,000
International Flavors & Fragrances, Inc.	27,100	1,420,582
Intrepid Potash, Inc.*	17,700	400,551
Kronos Worldwide, Inc.	20,000	360,800
LSB Industries, Inc.*	580	16,257
LyondellBasell Industries N.V., Class A	106,200	3,450,438
Monsanto Co.	176,400	12,360,348
Mosaic Co.	93,430	4,711,675
NewMarket Corp.	3,300	653,763
Olin Corp.	29,800	585,570
PolyOne Corp.	31,700	366,135
PPG Industries, Inc.	53,600	4,475,064
Praxair, Inc.	99,100	10,593,790
Rockwood Holdings, Inc.*	19,730	776,770
RPM International, Inc.	49,050	1,204,178
Scotts Miracle-Gro Co., Class A	19,400	905,786
Sensient Technologies Corp.	20,600	780,740
Sherwin-Williams Co.	29,700	2,651,319
Sigma-Aldrich Corp.	40,300	2,517,138
Solutia, Inc.*	45,900	793,152
Spartech Corp.*	1,320	6,244
Valspar Corp.	31,700	1,235,349
W.R. Grace & Co.*	27,500	1,262,800

		106,756,319

Construction Materials (0.1%)
Eagle Materials, Inc.	14,400	369,504
Martin Marietta Materials, Inc.	17,700	1,334,757
Texas Industries, Inc.	100	3,078
Vulcan Materials Co.	48,700	1,916,345

		3,623,684

Containers & Packaging (0.3%)
AptarGroup, Inc.	22,000	1,147,740
Ball Corp.	56,000	1,999,760
Bemis Co., Inc.	42,300	1,272,384
Crown Holdings, Inc.*	57,350	1,925,813
Graphic Packaging Holding Co.*	84,700	360,822
Greif, Inc., Class A	14,800	674,140
Myers Industries, Inc.	1,070	13,204
Owens-Illinois, Inc.*	61,850	1,198,653
Packaging Corp. of America	33,700	850,588
Rock-Tenn Co., Class A	23,500	1,355,950
Sealed Air Corp.	69,960	1,204,011
Silgan Holdings, Inc.	20,400	788,256
Sonoco Products Co.	32,660	1,076,474
Temple-Inland, Inc.	40,700	1,290,597

		15,158,392

Metals & Mining (1.1%)
AK Steel Holding Corp.	41,600	$343,616
Alcoa, Inc.	379,950	3,286,568
Allegheny Technologies, Inc.	35,260	1,685,428
Allied Nevada Gold Corp.*	29,600	896,288
Carpenter Technology Corp.	14,900	767,052
Century Aluminum Co.*	33,800	287,638
Cliffs Natural Resources, Inc.	48,640	3,032,704
Coeur d’Alene Mines Corp.*	33,300	803,862
Commercial Metals Co.	49,390	683,064
Compass Minerals International, Inc.	12,400	853,740
Freeport-McMoRan Copper & Gold, Inc.	308,300	11,342,357
Globe Specialty Metals, Inc.	24,700	330,733
Hecla Mining Co.	91,500	478,545
Molycorp, Inc.*	19,000	455,620
Newmont Mining Corp.	162,100	9,727,621
Nucor Corp.	106,420	4,211,039
Olympic Steel, Inc.	720	16,790
Reliance Steel & Aluminum Co.	28,100	1,368,189
Royal Gold, Inc.	18,000	1,213,740
Schnitzer Steel Industries, Inc., Class A	7,800	329,784
Southern Copper Corp.	63,960	1,930,313
Steel Dynamics, Inc.	71,300	937,595
Stillwater Mining Co.*	34,900	365,054
Thompson Creek Metals Co., Inc.*	52,900	368,184
Titanium Metals Corp.	30,000	449,400
United States Steel Corp.	51,590	1,365,072
Universal Stainless & Alloy Products, Inc.*	40	1,494
Walter Energy, Inc.	22,000	1,332,320

		48,863,810

Paper & Forest Products (0.2%)
Buckeye Technologies, Inc.	13,100	438,064
Clearwater Paper Corp.*	10,650	379,247
Domtar Corp.	14,540	1,162,618
International Paper Co.	147,650	4,370,440
MeadWestvaco Corp.	60,600	1,814,970
Neenah Paper, Inc.	160	3,571
Schweitzer-Mauduit International, Inc.	5,300	352,238

		8,521,148

Total Materials		182,923,353

Telecommunication Services (2.8%)
Diversified Telecommunication Services (2.4%)
AboveNet, Inc.*	8,200	533,082
AT&T, Inc.	1,927,254	58,280,161
CenturyLink, Inc.	206,979	7,699,619
Frontier Communications Corp.	374,990	1,931,198
Level 3 Communications, Inc.*	41,746	709,265
Lumos Networks Corp.	10,100	154,934
tw telecom, Inc.*	57,400	1,112,412
Verizon Communications, Inc.	916,740	36,779,609
Windstream Corp.	203,711	2,391,567

		109,591,847

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (0.4%)
American Tower Corp., Class A	132,900	$7,975,329
Clearwire Corp., Class A*	125,300	243,082
Crown Castle International Corp.*	97,750	4,379,200
MetroPCS Communications, Inc.*	108,050	937,874
NII Holdings, Inc.*	61,300	1,305,690
NTELOS Holdings Corp.	10,100	205,838
SBA Communications Corp., Class A*	37,500	1,611,000
Sprint Nextel Corp.*	1,013,325	2,371,180
Telephone & Data Systems, Inc.	31,910	826,150
U.S. Cellular Corp.*	100	4,363

		19,859,706

Total Telecommunication Services		129,451,553

Utilities (3.9%)
Electric Utilities (1.9%)
Allete, Inc.	10,500	440,790
American Electric Power Co., Inc.	157,970	6,525,741
Cleco Corp.	25,900	986,790
Duke Energy Corp.	441,700	9,717,400
Edison International	109,160	4,519,224
El Paso Electric Co.	13,900	481,496
Entergy Corp.	56,900	4,156,545
Exelon Corp.	217,040	9,413,025
FirstEnergy Corp.	136,904	6,064,847
Great Plains Energy, Inc.	51,600	1,123,848
Hawaiian Electric Industries, Inc.	34,200	905,616
IDACORP, Inc.	20,050	850,321
ITC Holdings Corp.	14,700	1,115,436
NextEra Energy, Inc.	138,450	8,428,836
Northeast Utilities	61,550	2,220,109
NV Energy, Inc.	67,400	1,101,990
Pepco Holdings, Inc.	69,250	1,405,775
Pinnacle West Capital Corp.	32,500	1,565,850
PNM Resources, Inc.	28,700	523,201
Portland General Electric Co.	28,500	720,765
PPL Corp.	187,950	5,529,489
Progress Energy, Inc.	94,720	5,306,214
Southern Co.	277,150	12,829,273
UIL Holdings Corp.	18,500	654,345
UniSource Energy Corp.	12,200	450,424
Westar Energy, Inc.	43,900	1,263,442

		88,300,792

Gas Utilities (0.3%)
AGL Resources, Inc.	38,283	1,617,840
Atmos Energy Corp.	25,200	840,420
National Fuel Gas Co.	28,900	1,606,262
New Jersey Resources Corp.	18,100	890,520
Northwest Natural Gas Co.	8,800	421,784
ONEOK, Inc.	36,800	3,190,192
Piedmont Natural Gas Co., Inc.	30,900	1,049,982
Questar Corp.	66,200	1,314,732
South Jersey Industries, Inc.	12,100	687,401
Southwest Gas Corp.	17,200	730,828
UGI Corp.	33,850	995,190

WGL Holdings, Inc.	19,100	$844,602

		14,189,753

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	205,495	2,433,061
Atlantic Power Corp.	36,800	526,240
Calpine Corp.*	116,500	1,902,445
Constellation Energy Group, Inc.	59,050	2,342,513
GenOn Energy, Inc.*	272,790	711,982
NRG Energy, Inc.*	81,650	1,479,498

		9,395,739

Multi-Utilities (1.4%)
Alliant Energy Corp.	34,800	1,535,028
Ameren Corp.	77,000	2,551,010
Avista Corp.	19,200	494,400
Black Hills Corp.	13,000	436,540
CenterPoint Energy, Inc.	134,050	2,693,065
CMS Energy Corp.	86,900	1,918,752
Consolidated Edison, Inc.	95,900	5,948,677
Dominion Resources, Inc.	185,950	9,870,226
DTE Energy Co.	52,800	2,874,960
Integrys Energy Group, Inc.	30,100	1,630,818
MDU Resources Group, Inc.	55,850	1,198,541
NiSource, Inc.	92,700	2,207,187
NorthWestern Corp.	12,000	429,480
NSTAR	31,600	1,483,936
OGE Energy Corp.	30,300	1,718,313
PG&E Corp.	130,520	5,380,034
Public Service Enterprise Group, Inc.	164,800	5,440,048
SCANA Corp.	38,550	1,737,063
Sempra Energy	76,990	4,234,450
TECO Energy, Inc.	80,850	1,547,469
Vectren Corp.	30,700	928,061
Wisconsin Energy Corp.	74,100	2,590,536
Xcel Energy, Inc.	165,080	4,562,811

		63,411,405

Water Utilities (0.1%)
American Water Works Co., Inc.	54,200	1,726,812
Aqua America, Inc.	53,850	1,187,391

		2,914,203

Total Utilities		178,211,892

Total Common Stocks (99.2%) (Cost $3,714,986,239)		4,538,928,698

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp. (Zero Coupon)*†	592	—

Total Preferred Stocks (0.0%) (Cost $828)		—

Total Investments (99.2%) (Cost $3,714,987,067)		4,538,928,698
Other Assets Less Liabilities (0.8%)		35,331,677

Net Assets (100%)		$4,574,260,375

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $25,936,560

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	41	March-12	$3,070,018	$3,029,080	$(40,938)
S&P 500 E-Mini Index	340	March-12	21,427,652	21,294,200	(133,452)

					$(174,390)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$529,477,088	$—	$—	$529,477,088
Consumer Staples	452,165,205	—	—	452,165,205
Energy	513,722,313	—	—	513,722,313
Financials	670,825,821	—	—	670,825,821
Health Care	535,874,113	—	—	535,874,113
Industrials	513,595,690	—	—	513,595,690
Information Technology	831,972,910	708,760	—	832,681,670
Materials	182,923,353	—	—	182,923,353
Telecommunication Services	129,451,553	—	—	129,451,553
Utilities	178,211,892	—	—	178,211,892
Preferred Stocks
Consumer Discretionary	—	—	—	—

Total Assets	$4,538,219,938	$708,760	$—	$4,538,928,698

Liabilities:
Futures	$(174,390)	$—	$—	$(174,390)

Total Liabilities	$(174,390)	$—	$—	$(174,390)

Total	$4,538,045,548	$708,760	$—	$4,538,754,308

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Preferred Stocks- Consumer Discretionary††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—

††	Security received through corporate action with $0 market value.

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets -
	Unrealized depreciation	(174,390	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(174,390)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	577,855	—	—	577,855
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$577,855	$—	$—	$577,855

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(382,788)	—	—	(382,788)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(382,788)	$—	$—	$(382,788)

The Portfolio held futures contracts with an average notional balance of approximately $22,791,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$229,082,631
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$750,428,882

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,316,439,905
Aggregate gross unrealized depreciation	(544,765,186)

Net unrealized appreciation	$771,674,719

Federal income tax cost of investments	$3,767,253,979

The Portfolio has a net capital loss carryforward of $2,059,052,953 of which $374,661,932 expires in the year 2016 and $1,684,391,021 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $161,259,394 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $3,714,987,067)	$4,538,928,698
Cash	28,502,719
Dividends, interest and other receivables	6,806,106
Receivable from Separate Accounts for Trust shares sold	2,488,449
Receivable for securities sold	2,208,817
Other assets	17,247

Total assets	4,578,952,036

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,594,847
Investment management fees payable	1,349,660
Administrative fees payable	397,688
Distribution fees payable - Class IB	243,488
Due to broker for futures variation margin	90,773
Trustees’ fees payable	13,217
Accrued expenses	1,988

Total liabilities	4,691,661

NET ASSETS	$4,574,260,375

Net assets were comprised of:
Paid in capital	$5,860,994,070
Accumulated undistributed net investment income (loss)	3,156,997
Accumulated undistributed net realized gain (loss) on investments and futures	(2,113,657,933)
Net unrealized appreciation (depreciation) on investments and futures	823,767,241

Net assets	$4,574,260,375

Class IA
Net asset value, offering and redemption price per share, $3,421,650,896 / 214,723,414 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.94

Class IB
Net asset value, offering and redemption price per share, $1,152,609,479 / 72,715,784 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.85

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $103,025 foreign withholding tax)	$96,574,228
Interest	9,909

Total income	96,584,137

EXPENSES
Investment management fees	17,128,091
Administrative fees	5,019,997
Distribution fees - Class IB	3,090,025
Printing and mailing expenses	399,250
Trustees’ fees	122,709
Professional fees	106,245
Custodian fees	104,500
Miscellaneous	69,429

Total expenses	26,040,246

NET INVESTMENT INCOME (LOSS)	70,543,891

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	170,027,618
Futures	577,855

Net realized gain (loss)	170,605,473

Change in unrealized appreciation (depreciation) on:
Securities	(197,400,916)
Futures	(382,788)

Net change in unrealized appreciation (depreciation)	(197,783,704)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(27,178,231)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,365,660

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$70,543,891	$71,115,028
Net realized gain (loss) on investments and futures	170,605,473	164,192,042
Net change in unrealized appreciation (depreciation) on investments and futures	(197,783,704)	492,027,982

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,365,660	727,335,052

DIVIDENDS:
Dividends from net investment income
Class IA	(53,850,806)	(54,808,803)
Class IB	(15,313,588)	(15,421,240)

TOTAL DIVIDENDS	(69,164,394)	(70,230,043)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,949,079 and 3,191,059 shares, respectively ]	47,390,757	46,554,696
Capital shares issued in reinvestment of dividends [ 3,499,858 and 3,452,670 shares, respectively ]	53,850,806	54,808,803
Capital shares repurchased [ (29,622,414) and (31,454,270) shares, respectively ]	(483,806,421)	(456,257,524)

Total Class IA transactions	(382,564,858)	(354,894,025)

Class IB
Capital shares sold [ 2,991,975 and 3,907,308 shares, respectively ]	48,363,936	56,195,323
Capital shares issued in reinvestment of dividends [ 1,000,449 and 976,562 shares, respectively ]	15,313,588	15,421,240
Capital shares repurchased [ (12,460,345) and (13,696,335) shares, respectively ]	(202,359,785)	(197,546,384)

Total Class IB transactions	(138,682,261)	(125,929,821)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(521,247,119)	(480,823,846)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(547,045,853)	176,281,163
NET ASSETS:
Beginning of year	5,121,306,228	4,945,025,065

End of year (a)	$4,574,260,375	$5,121,306,228

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,156,997	$1,725,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO(ee)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$16.07	$14.04	$11.11	$20.27	$19.80

Income (loss) from investment operations:
Net investment income (loss)	0.25 (e)	0.22 (e)	0.24 (e)	0.29 (e)	0.25 (e)
Net realized and unrealized gain (loss) on investments and futures .	(0.13)	2.04	2.94	(9.14)	0.48

Total from investment operations	0.12	2.26	3.18	(8.85)	0.73

Less distributions:
Dividends from net investment income	(0.25)	(0.23)	(0.25)	(0.31)	(0.26)

Net asset value, end of year	$15.94	$16.07	$14.04	$11.11	$20.27

Total return	0.82%	16.14%	28.68%	(43.67)%	3.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,421,651	$3,823,474	$3,688,279	$3,168,157	$6,425,334
Ratio of expenses to average net assets:
After fees paid indirectly	0.47%	0.47%	0.49%	0.46%	0.59%
Before fees paid indirectly	0.47%	0.47%	0.49%	0.61%	0.60%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.50%	1.53%	2.02%	1.79%	1.21%
Before fees paid indirectly	1.50%	1.53%	2.02%	1.64%	1.20%
Portfolio turnover rate	5%	10%	4%	83%	44%

	Year Ended December 31,
Class IB	2011	2010	2009	2008	2007
Net asset value, beginning of year	$15.99	$13.96	$11.05	$20.16	$19.69

Income (loss) from investment operations:
Net investment income (loss)	0.20 (e)	0.18 (e)	0.21 (e)	0.25 (e)	0.19 (e)
Net realized and unrealized gain (loss) on investments and futures .	(0.13)	2.04	2.91	(9.08)	0.49

Total from investment operations	0.07	2.22	3.12	(8.83)	0.68

Less distributions:
Dividends from net investment income	(0.21)	(0.19)	(0.21)	(0.28)	(0.21)

Net asset value, end of year	$15.85	$15.99	$13.96	$11.05	$20.16

Total return	0.50%	15.93%	28.31%	(43.81)%	3.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,152,609	$1,297,833	$1,256,746	$1,034,651	$2,090,492
Ratio of expenses to average net assets:
After fees paid indirectly	0.72%	0.72%	0.74%	0.71%	0.84%
Before fees paid indirectly	0.72%	0.72%	0.74%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.25%	1.28%	1.77%	1.54%	0.96%
Before fees paid indirectly	1.25%	1.28%	1.77%	1.39%	0.95%
Portfolio turnover rate	5%	10%	4%	83%	44%

(e)	Net investment income per share is based on average shares outstanding.
(ee)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Common Stock Index II Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operation of the EQ/Common Stock Index Portfolio.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	5.01%	1.58%	3.22%	4.17%
Portfolio – Class IB Shares	4.85	1.34	2.97	4.00
Portfolio – Class K Shares***	4.91	1.36	2.98	4.00
Barclays Capital Intermediate U.S. Government/Credit Index†	5.80	5.88	5.20	5.69
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	6.09

†    In 2011, the Investment Manager revised the Portfolio’s benchmark index to be the Barclays Capital Intermediate U.S. Government/Credit Index which more closely reflects the market sectors in which the Portfolio invests. The Barclays Capital U.S. Aggregate Bond Index was the Portfolio’s benchmark in 2010.

*    Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 1/1/98.

***  Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.01% for the year ended December 31, 2011. The Portfolio’s benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index returned 5.80% over the same period.

Portfolio Highlights

At the start of 2011, most fixed-income sectors generated positive returns as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the terrible earthquake and nuclear accidents in Japan. Yields on U.S. Treasuries rose overall amid signs of economic recovery in the U.S. and concerns the Federal Reserve’s (Fed’s) second round of quantitative easing (QE2) might spark inflation.

Treasury yields fell in the second quarter as higher gasoline prices and lingering effects of Japan’s earthquake on global supply chains crimped U.S. growth. Concern about the sovereign debt crisis in the Eurozone further boosted demand for Treasuries. The Fed ended its $600 billion program of buying Treasuries, and indicated its intention to continue buying Treasuries with proceeds from maturing debt on its $2.9 trillion balance sheet.

With the Fed’s continued participation in the financial markets, Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, S&P’s downgrade of the U.S. long-term credit rating and concern about the sovereign debt crisis in Europe sparked a flight-to-safety and boosted demand for Treasuries. Additionally, the Eurozone sovereign debt crisis intensified as the likelihood of a Greek debt restructuring increased. Other European countries, including Ireland, Italy, and Spain continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by the end of June 2012.

Following the Fed’s announcement of “Operation Twist”, most bonds experienced gains during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the Eurozone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed-income sectors outperform Treasuries. Despite improving consumer confidence in the U.S., the Eurozone sovereign debt crisis continued to fuel volatility in the global financial markets.

Portfolio Characteristics As of December 31, 2011
Weighted Average Life (Years)	4.4
Weighted Average Coupon (%)	3.5
Weighted Average Modified Duration (Years)*	4.0
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2011	% of Net Assets
Government Securities	67.2%
Corporate Bonds	29.0
Investment Companies	2.9
Preferred Stocks	0.0 #
Cash and Other	0.9

Total	100.0%

# Less than 0.05%

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$1,029.99	$2.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.82	2.42
Class IB
Actual	1,000.00	1,028.38	3.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67
Class K†
Actual	1,000.00	1,007.53	1.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.85	2.39

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.47%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (29.0%)
Consumer Discretionary (1.8%)
Auto Components (0.0%)
Johnson Controls, Inc.
1.750%, 3/1/14	$1,000,000	$1,010,618
5.000%, 3/30/20	819,000	920,421
4.250%, 3/1/21	680,000	729,410

		2,660,449

Automobiles (0.0%)
Daimler Finance N.A. LLC
6.500%, 11/15/13	1,786,000	1,940,251

Hotels, Restaurants & Leisure (0.1%)
Darden Restaurants, Inc.
4.500%, 10/15/21	425,000	437,539
Hyatt Hotels Corp.
3.875%, 8/15/16	250,000	256,447
5.375%, 8/15/21	250,000	263,472
International Game Technology
7.500%, 6/15/19	202,000	233,444
Marriott International, Inc.
5.625%, 2/15/13	1,483,000	1,535,765
McDonald’s Corp.
4.300%, 3/1/13	458,000	477,673
5.800%, 10/15/17	1,000,000	1,219,685
5.350%, 3/1/18	743,000	891,381
5.000%, 2/1/19	750,000	888,502
3.500%, 7/15/20	38,000	40,987
3.625%, 5/20/21	400,000	438,379
Starbucks Corp.
6.250%, 8/15/17	500,000	593,368
Yum! Brands, Inc.
4.250%, 9/15/15	1,000,000	1,072,796
3.875%, 11/1/20	1,000,000	1,022,728

		9,372,166

Household Durables (0.1%)
Black & Decker Corp.
4.750%, 11/1/14	1,000,000	1,089,150
Newell Rubbermaid, Inc.
4.700%, 8/15/20	1,037,000	1,098,558
Tupperware Brands Corp.
4.750%, 6/1/21§	400,000	403,858
Whirlpool Corp.
5.500%, 3/1/13	708,000	735,023
8.600%, 5/1/14	194,000	216,563
4.850%, 6/15/21	300,000	306,818

		3,849,970

Internet & Catalog Retail (0.0%)
Expedia, Inc.
7.456%, 8/15/18	500,000	567,500
5.950%, 8/15/20	1,100,000	1,119,250

		1,686,750

Leisure Equipment & Products (0.0%)
Hasbro, Inc.
6.125%, 5/15/14	1,000,000	1,086,820
Mattel, Inc.
2.500%, 11/1/16	75,000	75,547

		1,162,367

Media (1.2%)
CBS Corp.
4.625%, 5/15/18	$45,000	$48,069
8.875%, 5/15/19	250,000	323,750
5.750%, 4/15/20	1,000,000	1,133,428
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	1,263,000	1,374,423
Comcast Corp.
5.300%, 1/15/14	2,346,000	2,522,134
6.500%, 1/15/15	300,000	340,694
5.900%, 3/15/16	2,262,000	2,579,722
6.500%, 1/15/17	416,000	491,704
5.700%, 5/15/18	800,000	918,149
5.700%, 7/1/19	1,189,000	1,373,603
5.150%, 3/1/20	3,000,000	3,425,700
COX Communications, Inc.
4.625%, 6/1/13	800,000	837,169
5.450%, 12/15/14	684,000	757,632
5.500%, 10/1/15	1,000,000	1,127,855
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	1,249,000	1,342,233
3.550%, 3/15/15	2,522,000	2,618,448
7.625%, 5/15/16	1,112,000	1,178,353
5.875%, 10/1/19	500,000	564,522
5.200%, 3/15/20	604,000	654,823
4.600%, 2/15/21	1,500,000	1,547,247
5.000%, 3/1/21	1,500,000	1,601,235
Discovery Communications LLC
3.700%, 6/1/15	300,000	317,055
5.050%, 6/1/20	2,000,000	2,190,211
Grupo Televisa S.A.
6.000%, 5/15/18	600,000	670,393
McGraw-Hill Cos., Inc.
5.900%, 11/15/17	500,000	551,100
NBCUniversal Media LLC
3.650%, 4/30/15	2,000,000	2,084,879
5.150%, 4/30/20	1,845,000	2,043,353
4.375%, 4/1/21	2,000,000	2,107,277
News America, Inc.
5.300%, 12/15/14	69,000	75,256
8.000%, 10/17/16	2,000,000	2,404,071
6.900%, 3/1/19	596,000	699,679
5.650%, 8/15/20	500,000	554,891
4.500%, 2/15/21	500,000	521,948
Omnicom Group, Inc.
6.250%, 7/15/19	473,000	535,611
4.450%, 8/15/20	1,218,000	1,242,248
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	1,541,000	1,893,438
Thomson Reuters Corp.
5.950%, 7/15/13	1,000,000	1,068,876
5.700%, 10/1/14	870,000	961,860
6.500%, 7/15/18	708,000	855,404
4.700%, 10/15/19	369,000	404,441
Time Warner Cable, Inc.
6.200%, 7/1/13	2,608,000	2,795,360
7.500%, 4/1/14	914,000	1,032,644
3.500%, 2/1/15	173,000	180,560
5.850%, 5/1/17	1,306,000	1,485,888
6.750%, 7/1/18	3,000,000	3,572,021
8.750%, 2/14/19	1,000,000	1,282,595
8.250%, 4/1/19	1,096,000	1,376,586

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

5.000%, 2/1/20	$861,000	$935,668
4.000%, 9/1/21	500,000	501,561
Time Warner, Inc.
3.150%, 7/15/15	1,000,000	1,040,459
5.875%, 11/15/16	1,280,000	1,470,386
4.875%, 3/15/20	2,200,000	2,380,878
4.700%, 1/15/21	1,500,000	1,611,024
Turner Broadcasting System, Inc.
8.375%, 7/1/13	804,000	889,141
Viacom, Inc.
4.375%, 9/15/14	573,000	611,419
6.250%, 4/30/16	1,205,000	1,392,223
5.625%, 9/15/19	1,391,000	1,585,210
Walt Disney Co.
4.500%, 12/15/13	2,846,000	3,068,949
6.000%, 7/17/17	346,000	423,839
5.500%, 3/15/19	500,000	605,032
Washington Post Co.
7.250%, 2/1/19	500,000	580,118
WPP Finance 2010 4.750%, 11/21/21§	160,000	159,719
WPP Finance UK Corp.
5.875%, 6/15/14	694,000	739,651
8.000%, 9/15/14	321,000	359,033

		78,022,848

Multiline Retail (0.2%)
Family Dollar Stores, Inc.
5.000%, 2/1/21	200,000	206,294
Kohl’s Corp.
6.250%, 12/15/17	648,000	773,461
Macy’s Retail Holdings, Inc.
5.875%, 1/15/13	465,000	479,531
5.750%, 7/15/14	799,000	853,932
5.900%, 12/1/16	1,500,000	1,665,000
Nordstrom, Inc.
6.750%, 6/1/14	242,000	271,279
6.250%, 1/15/18	277,000	330,141
4.750%, 5/1/20	584,000	652,899
4.000%, 10/15/21	600,000	631,143
Target Corp.
5.125%, 1/15/13	1,216,000	1,273,640
1.125%, 7/18/14	300,000	302,640
5.875%, 7/15/16	1,000,000	1,188,374
6.000%, 1/15/18	1,050,000	1,274,455
3.875%, 7/15/20	1,000,000	1,108,909

		11,011,698

Specialty Retail (0.2%)
AutoZone, Inc.
5.750%, 1/15/15	173,000	190,765
4.000%, 11/15/20	1,700,000	1,739,221
Best Buy Co., Inc.
3.750%, 3/15/16	800,000	786,631
5.500%, 3/15/21	500,000	479,011
Gap, Inc.
5.950%, 4/12/21	1,000,000	947,264
Home Depot, Inc.
5.250%, 12/16/13	1,035,000	1,119,232
5.400%, 3/1/16	2,996,000	3,463,148
Lowe’s Cos., Inc.
5.000%, 10/15/15	500,000	559,497

2.125%, 4/15/16	$1,000,000	$1,010,671
5.400%, 10/15/16	20,000	23,050
4.625%, 4/15/20	839,000	927,112
O’Reilly Automotive, Inc.
4.875%, 1/14/21	185,000	196,126
4.625%, 9/15/21	300,000	313,167
Staples, Inc.
9.750%, 1/15/14	1,846,000	2,099,421
TJX Cos., Inc.
4.200%, 8/15/15	200,000	218,018
6.950%, 4/15/19	385,000	482,408

		14,554,742

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2
2.850%, 6/1/16	250,000	257,650

Total Consumer Discretionary		124,518,891

Consumer Staples (2.2%)
Beverages (0.7%)
Anheuser-Busch Cos. LLC
4.950%, 1/15/14	208,000	223,598
5.050%, 10/15/16	1,000,000	1,143,967
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 3/26/13	1,000,000	1,018,210
5.375%, 11/15/14	2,625,000	2,917,695
4.125%, 1/15/15	975,000	1,053,045
2.875%, 2/15/16	105,000	111,004
7.750%, 1/15/19	3,000,000	3,903,083
5.375%, 1/15/20	1,874,000	2,208,254
4.375%, 2/15/21	1,080,000	1,204,715
Beam, Inc.
6.375%, 6/15/14	396,000	432,552
5.375%, 1/15/16	90,000	98,288
Bottling Group LLC
6.950%, 3/15/14	1,046,000	1,185,751
5.125%, 1/15/19	846,000	986,907
Brown-Forman Corp.
2.500%, 1/15/16	250,000	255,424
Coca-Cola Co.
0.750%, 11/15/13	2,950,000	2,963,700
3.625%, 3/15/14	200,000	212,616
1.500%, 11/15/15	600,000	611,088
1.800%, 9/1/16	1,371,000	1,393,299
3.150%, 11/15/20	1,920,000	2,013,716
Coca-Cola Enterprises, Inc.
1.125%, 11/12/13	200,000	200,644
2.125%, 9/15/15	1,000,000	1,018,485
2.000%, 8/19/16	250,000	249,040
3.250%, 8/19/21	250,000	254,954
Diageo Capital plc
7.375%, 1/15/14	1,346,000	1,516,281
5.750%, 10/23/17	1,788,000	2,114,784
Diageo Finance B.V.
5.500%, 4/1/13	416,000	439,577
3.250%, 1/15/15	469,000	494,411
5.300%, 10/28/15	910,000	1,031,142
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	1,700,000	1,770,612

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

2.600%, 1/15/19	$200,000	$199,268
3.200%, 11/15/21	200,000	202,843
PepsiAmericas, Inc.
4.375%, 2/15/14	250,000	268,089
4.875%, 1/15/15	700,000	779,172
PepsiCo, Inc.
4.650%, 2/15/13	212,000	221,579
0.875%, 10/25/13	4,000,000	4,011,510
3.750%, 3/1/14	1,250,000	1,328,809
3.100%, 1/15/15	173,000	183,751
5.000%, 6/1/18	208,000	241,396
7.900%, 11/1/18	1,016,000	1,366,288
4.500%, 1/15/20	3,173,000	3,596,951
3.000%, 8/25/21	190,000	193,641

		45,620,139

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.
5.500%, 3/15/17	1,568,000	1,876,757
CVS Caremark Corp.
3.250%, 5/18/15	1,754,000	1,852,649
6.125%, 8/15/16	346,000	404,752
5.750%, 6/1/17	1,208,000	1,402,230
6.600%, 3/15/19	949,000	1,158,967
4.750%, 5/18/20	304,000	339,012
Delhaize Group S.A.
5.875%, 2/1/14	669,000	723,893
Kroger Co.
5.000%, 4/15/13	208,000	217,748
7.500%, 1/15/14	1,346,000	1,507,590
4.950%, 1/15/15	90,000	98,543
3.900%, 10/1/15	639,000	684,007
6.400%, 8/15/17	250,000	297,319
6.150%, 1/15/20	1,346,000	1,640,913
Safeway, Inc.
6.350%, 8/15/17	208,000	236,169
5.000%, 8/15/19	346,000	369,006
3.950%, 8/15/20	1,120,000	1,102,138
Sysco Corp.
5.250%, 2/12/18	1,139,000	1,340,254
Walgreen Co.
4.875%, 8/1/13	1,708,000	1,821,275
5.250%, 1/15/19	500,000	594,427
Wal-Mart Stores, Inc.
4.550%, 5/1/13	1,416,000	1,492,478
3.200%, 5/15/14	3,800,000	4,025,291
2.250%, 7/8/15	1,500,000	1,566,738
2.800%, 4/15/16	3,000,000	3,201,174
5.800%, 2/15/18	346,000	421,127
4.125%, 2/1/19	1,750,000	1,963,865
3.250%, 10/25/20	2,500,000	2,673,479

		33,011,801

Food Products (0.5%)
Archer-Daniels-Midland Co.
5.450%, 3/15/18	1,300,000	1,537,296
Bunge Ltd. Finance Corp.
5.875%, 5/15/13	839,000	873,493
5.350%, 4/15/14	300,000	315,309
5.100%, 7/15/15	488,000	515,617
8.500%, 6/15/19	565,000	693,846

Campbell Soup Co.
3.375%, 8/15/14	$339,000	$360,595
3.050%, 7/15/17	269,000	287,112
4.500%, 2/15/19	521,000	593,309
ConAgra Foods, Inc.
7.000%, 4/15/19	1,000,000	1,176,357
Corn Products International, Inc.
3.200%, 11/1/15	269,000	276,935
4.625%, 11/1/20	269,000	285,037
General Mills, Inc.
5.200%, 3/17/15	500,000	559,063
5.700%, 2/15/17	2,500,000	2,942,264
5.650%, 2/15/19	846,000	1,009,977
H.J. Heinz Co.
5.350%, 7/15/13	746,000	796,038
Hershey Co.
4.850%, 8/15/15	452,000	511,134
1.500%, 11/1/16	200,000	200,395
4.125%, 12/1/20	500,000	560,603
Hormel Foods Corp.
4.125%, 4/15/21	250,000	276,421
J.M. Smucker Co.
3.500%, 10/15/21	600,000	613,883
Kellogg Co.
4.250%, 3/6/13	1,708,000	1,773,597
4.450%, 5/30/16	520,000	574,246
3.250%, 5/21/18	290,000	303,333
4.150%, 11/15/19	500,000	541,488
4.000%, 12/15/20	600,000	639,868
Kraft Foods, Inc.
6.000%, 2/11/13	300,000	315,808
2.625%, 5/8/13	1,800,000	1,834,774
5.250%, 10/1/13	115,000	122,723
6.750%, 2/19/14	750,000	833,261
4.125%, 2/9/16	2,904,000	3,156,450
6.125%, 2/1/18	1,866,000	2,191,391
6.125%, 8/23/18	500,000	588,749
5.375%, 2/10/20	3,108,000	3,593,496
McCormick & Co., Inc.
3.900%, 7/15/21	150,000	160,192
Mead Johnson Nutrition Co.
3.500%, 11/1/14	469,000	493,927
4.900%, 11/1/19	704,000	776,565
Sara Lee Corp.
2.750%, 9/15/15	1,000,000	1,007,433
Tyson Foods, Inc.
10.500%, 3/1/14	1,000,000	1,151,250

		34,443,235

Household Products (0.2%)
Church & Dwight Co., Inc.
3.350%, 12/15/15	150,000	156,266
Clorox Co.
5.000%, 3/1/13	346,000	360,119
3.550%, 11/1/15	269,000	283,073
5.950%, 10/15/17	50,000	58,450
3.800%, 11/15/21	500,000	510,637
Colgate-Palmolive Co.
4.200%, 5/15/13	200,000	210,302
3.150%, 8/5/15	1,042,000	1,120,494
Energizer Holdings, Inc.
4.700%, 5/19/21§	500,000	526,237

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Kimberly-Clark Corp.
6.125%, 8/1/17	$1,708,000	$2,083,740
7.500%, 11/1/18	700,000	926,203
3.875%, 3/1/21	85,000	93,255
Procter & Gamble Co.
4.950%, 8/15/14	525,000	582,735
1.800%, 11/15/15	1,000,000	1,030,707
4.850%, 12/15/15	708,000	808,508
4.700%, 2/15/19	2,046,000	2,409,554

		11,160,280

Personal Products (0.0%)
Avon Products, Inc.
5.625%, 3/1/14	700,000	747,552
6.500%, 3/1/19	1,000,000	1,136,719

		1,884,271

Tobacco (0.3%)
Altria Group, Inc.
8.500%, 11/10/13	1,048,000	1,185,275
4.125%, 9/11/15	2,300,000	2,496,785
9.700%, 11/10/18	2,304,000	3,100,126
9.250%, 8/6/19	2,693,000	3,607,612
4.750%, 5/5/21	750,000	824,574
Lorillard Tobacco Co.
3.500%, 8/4/16	355,000	358,933
8.125%, 6/23/19	407,000	486,224
6.875%, 5/1/20	1,104,000	1,233,706
Philip Morris International, Inc.
4.875%, 5/16/13	1,546,000	1,631,256
6.875%, 3/17/14	1,000,000	1,127,366
2.500%, 5/16/16	600,000	617,867
5.650%, 5/16/18	2,164,000	2,562,675
4.500%, 3/26/20	1,000,000	1,132,573
4.125%, 5/17/21	300,000	330,675
Reynolds American, Inc.
7.250%, 6/1/13	628,000	670,874
7.625%, 6/1/16	523,000	624,793
6.750%, 6/15/17	900,000	1,025,843

		23,017,157

Total Consumer Staples		149,136,883

Energy (2.4%)
Energy Equipment & Services (0.2%)
BJ Services Co.
6.000%, 6/1/18	200,000	241,297
Cameron International Corp.
6.375%, 7/15/18	200,000	235,969
4.500%, 6/1/21	350,000	376,149
Diamond Offshore Drilling, Inc.
4.875%, 7/1/15	1,000,000	1,080,794
5.875%, 5/1/19	750,000	862,912
Ensco plc
4.700%, 3/15/21	2,000,000	2,068,105
Halliburton Co.
6.150%, 9/15/19	1,623,000	2,012,210
Rowan Cos., Inc.
7.875%, 8/1/19	280,000	329,791
Transocean, Inc.
4.950%, 11/15/15	2,073,000	2,117,651
6.000%, 3/15/18	545,000	554,305
6.500%, 11/15/20	1,039,000	1,069,039

Weatherford International Ltd.
5.150%, 3/15/13	$367,000	$382,994
5.500%, 2/15/16	519,000	567,189
6.000%, 3/15/18	208,000	228,748
9.625%, 3/1/19	1,265,000	1,620,038
5.125%, 9/15/20	1,000,000	1,042,896

		14,790,087

Oil, Gas & Consumable Fuels (2.2%)
Anadarko Petroleum Corp.
5.750%, 6/15/14	500,000	543,750
5.950%, 9/15/16	1,161,000	1,306,647
6.375%, 9/15/17	2,250,000	2,610,000
8.700%, 3/15/19	789,000	1,005,975
Apache Corp.
5.250%, 4/15/13	1,069,000	1,131,780
6.000%, 9/15/13	200,000	218,005
5.625%, 1/15/17	500,000	590,989
3.625%, 2/1/21	1,000,000	1,075,700
Buckeye Partners LP
5.500%, 8/15/19	404,000	438,766
4.875%, 2/1/21	1,220,000	1,245,442
Canadian Natural Resources Ltd.
5.150%, 2/1/13	500,000	524,169
5.700%, 5/15/17	1,833,000	2,139,903
Cenovus Energy, Inc.
4.500%, 9/15/14	596,000	642,903
5.700%, 10/15/19	1,308,000	1,543,059
Chevron Corp.
3.950%, 3/3/14	900,000	963,935
4.950%, 3/3/19	1,346,000	1,603,912
ConocoPhillips
4.400%, 5/15/13	1,840,000	1,929,177
4.750%, 2/1/14	3,250,000	3,504,776
5.750%, 2/1/19	2,000,000	2,426,301
6.000%, 1/15/20	1,346,000	1,688,056
Devon Energy Corp.
2.400%, 7/15/16	500,000	511,139
6.300%, 1/15/19	1,000,000	1,222,448
4.000%, 7/15/21	500,000	543,058
Ecopetrol S.A.
7.625%, 7/23/19	1,500,000	1,810,961
Enbridge Energy Partners LP
9.875%, 3/1/19	300,000	398,948
5.200%, 3/15/20	1,081,000	1,195,381
4.200%, 9/15/21	500,000	518,589
Enbridge, Inc.
5.800%, 6/15/14	500,000	546,850
4.900%, 3/1/15	500,000	543,624
EnCana Corp.
4.750%, 10/15/13	463,000	487,230
5.900%, 12/1/17	1,569,000	1,772,600
6.500%, 5/15/19	518,000	624,568
Energy Transfer Partners LP
6.000%, 7/1/13	1,500,000	1,571,797
6.700%, 7/1/18	844,000	934,740
9.700%, 3/15/19	346,000	429,198
9.000%, 4/15/19	700,000	839,549
Enterprise Products Operating LLC
9.750%, 1/31/14	1,721,000	1,986,034
5.600%, 10/15/14	55,000	60,369
3.200%, 2/1/16	2,450,000	2,531,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

6.300%, 9/15/17	$346,000	$402,758
5.200%, 9/1/20	1,639,000	1,807,874
EOG Resources, Inc.
2.950%, 6/1/15	1,750,000	1,835,364
6.875%, 10/1/18	69,000	86,379
5.625%, 6/1/19	847,000	1,004,186
4.100%, 2/1/21	1,500,000	1,652,940
EQT Corp.
6.500%, 4/1/18	500,000	555,603
8.125%, 6/1/19	927,000	1,110,949
Hess Corp.
8.125%, 2/15/19	990,000	1,272,465
Husky Energy, Inc.
5.900%, 6/15/14	1,743,000	1,891,703
7.250%, 12/15/19	145,000	178,884
Kinder Morgan Energy Partners LP
5.000%, 12/15/13	500,000	529,859
5.625%, 2/15/15	1,135,000	1,246,282
3.500%, 3/1/16	1,000,000	1,042,830
6.000%, 2/1/17	535,000	610,572
9.000%, 2/1/19	693,000	872,317
6.850%, 2/15/20	811,000	953,825
5.300%, 9/15/20	52,000	56,356
5.800%, 3/1/21	1,000,000	1,119,990
Magellan Midstream Partners LP
6.450%, 6/1/14	200,000	221,122
6.550%, 7/15/19	187,000	219,964
4.250%, 2/1/21	524,000	542,550
Marathon Oil Corp.
6.000%, 10/1/17	500,000	571,315
5.900%, 3/15/18	160,000	186,586
Marathon Petroleum Corp.
3.500%, 3/1/16	1,720,000	1,751,042
5.125%, 3/1/21	135,000	142,405
Nabors Industries, Inc.
6.150%, 2/15/18	800,000	895,989
9.250%, 1/15/19	1,000,000	1,259,928
5.000%, 9/15/20	700,000	716,915
Nexen, Inc.
6.200%, 7/30/19	500,000	575,137
Noble Energy, Inc.
8.250%, 3/1/19	798,000	1,016,747
Noble Holding International Ltd.
3.450%, 8/1/15	500,000	517,907
4.900%, 8/1/20	477,000	506,432
4.625%, 3/1/21	1,000,000	1,045,440
NuStar Logistics LP
7.650%, 4/15/18	500,000	590,764
4.800%, 9/1/20	539,000	559,388
Occidental Petroleum Corp.
2.500%, 2/1/16	300,000	314,542
4.125%, 6/1/16	473,000	528,809
1.750%, 2/15/17	400,000	403,708
4.100%, 2/1/21	1,750,000	1,942,693
ONEOK Partners LP
3.250%, 2/1/16	200,000	204,130
8.625%, 3/1/19	1,346,000	1,714,325
PC Financial Partnership
5.000%, 11/15/14	600,000	650,484
Pemex Project Funding Master Trust
5.750%, 3/1/18	693,000	763,483

Petrobras International Finance Co.
3.875%, 1/27/16	$3,000,000	$3,072,782
6.125%, 10/6/16	846,000	933,938
5.875%, 3/1/18	208,000	227,545
7.875%, 3/15/19	1,708,000	2,051,055
5.750%, 1/20/20	4,423,000	4,731,650
5.375%, 1/27/21	2,500,000	2,619,138
Petrohawk Energy Corp.
6.250%, 6/1/19	1,000,000	1,106,354
Petroleos Mexicanos
4.875%, 3/15/15	3,000,000	3,198,273
8.000%, 5/3/19	1,500,000	1,867,188
6.000%, 3/5/20	2,823,000	3,168,304
Plains All American Pipeline LP
3.950%, 9/15/15	1,000,000	1,060,378
6.125%, 1/15/17	200,000	227,964
6.500%, 5/1/18	346,000	400,250
8.750%, 5/1/19	304,000	389,458
5.000%, 2/1/21	1,000,000	1,086,750
Shell International Finance B.V.
1.875%, 3/25/13	1,306,000	1,327,846
4.000%, 3/21/14	1,296,000	1,389,755
3.100%, 6/28/15	3,600,000	3,829,061
3.250%, 9/22/15	500,000	534,673
4.300%, 9/22/19	1,485,000	1,671,105
4.375%, 3/25/20	1,429,000	1,628,405
Spectra Energy Capital LLC
6.200%, 4/15/18	846,000	962,350
8.000%, 10/1/19	345,000	437,940
Statoil ASA
3.875%, 4/15/14	173,000	183,971
2.900%, 10/15/14	1,000,000	1,047,035
5.250%, 4/15/19	2,288,000	2,668,851
Suncor Energy, Inc.
6.100%, 6/1/18	1,500,000	1,774,597
Talisman Energy, Inc.
7.750%, 6/1/19	1,262,000	1,561,278
Total Capital Canada Ltd.
1.625%, 1/28/14	490,000	497,907
Total Capital S.A.
3.000%, 6/24/15	500,000	527,117
3.125%, 10/2/15	500,000	528,565
2.300%, 3/15/16	2,500,000	2,549,859
4.450%, 6/24/20	500,000	561,801
4.125%, 1/28/21	1,000,000	1,099,140
TransCanada PipeLines Ltd.
3.400%, 6/1/15	1,500,000	1,578,120
7.125%, 1/15/19	1,443,000	1,849,743
3.800%, 10/1/20	1,000,000	1,068,442
6.350%, 5/15/67 (l)	1,171,000	1,162,217
Valero Energy Corp.
4.750%, 6/15/13	69,000	72,599
4.500%, 2/1/15	121,000	130,913
6.125%, 6/15/17	500,000	568,892
9.375%, 3/15/19	354,000	452,950
6.125%, 2/1/20	1,060,000	1,200,412
Williams Partners LP
3.800%, 2/15/15	419,000	439,499
5.250%, 3/15/20	2,029,000	2,240,115
4.000%, 11/15/21	750,000	772,045
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	329,000	390,473

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

XTO Energy, Inc.
6.250%, 8/1/17	$2,000,000	$2,482,299

		147,066,091

Total Energy		161,856,178

Financials (12.2%)
Capital Markets (2.2%)
Ameriprise Financial, Inc.
7.300%, 6/28/19	1,611,000	1,956,511
Bank of New York Mellon Corp.
5.125%, 8/27/13	770,000	820,935
1.500%, 1/31/14	300,000	301,365
4.300%, 5/15/14	885,000	945,151
2.950%, 6/18/15	2,000,000	2,080,881
4.150%, 2/1/21	1,800,000	1,944,140
3.550%, 9/23/21	1,000,000	1,024,633
Bear Stearns Cos. LLC
5.700%, 11/15/14	208,000	226,008
5.300%, 10/30/15	586,000	632,166
5.550%, 1/22/17	2,721,000	2,907,185
6.400%, 10/2/17	1,346,000	1,500,521
7.250%, 2/1/18	2,070,000	2,434,586
BlackRock, Inc.
3.500%, 12/10/14	1,573,000	1,673,285
5.000%, 12/10/19	1,773,000	1,929,215
Charles Schwab Corp.
4.950%, 6/1/14	785,000	851,160
4.450%, 7/22/20	1,000,000	1,063,886
Credit Suisse Guernsey Ltd.
5.860%, 5/29/49 (l)	1,000,000	805,000
Deutsche Bank AG/London
2.375%, 1/11/13	4,746,000	4,721,540
4.875%, 5/20/13	916,000	936,434
3.450%, 3/30/15	1,346,000	1,379,186
3.250%, 1/11/16	2,500,000	2,525,000
6.000%, 9/1/17	1,346,000	1,489,504
Franklin Resources, Inc.
3.125%, 5/20/15	1,100,000	1,149,690
Goldman Sachs Group, Inc.
4.750%, 7/15/13	2,000,000	2,032,467
5.250%, 10/15/13	1,921,000	1,964,711
5.150%, 1/15/14	346,000	351,790
6.000%, 5/1/14	4,000,000	4,144,093
5.125%, 1/15/15	1,938,000	1,972,301
3.700%, 8/1/15	5,000,000	4,893,600
5.350%, 1/15/16	1,941,000	1,991,286
3.625%, 2/7/16	3,000,000	2,886,780
5.625%, 1/15/17	800,000	782,180
6.250%, 9/1/17	1,500,000	1,564,536
5.950%, 1/18/18	6,451,000	6,624,237
6.150%, 4/1/18	1,954,000	1,988,133
7.500%, 2/15/19	2,999,000	3,340,027
5.375%, 3/15/20	3,000,000	2,925,822
6.000%, 6/15/20	1,116,000	1,141,838
5.250%, 7/27/21	1,505,000	1,465,027
Jefferies Group, Inc.
3.875%, 11/9/15	1,250,000	1,094,583
8.500%, 7/15/19	1,446,000	1,495,931
Lazard Group LLC
7.125%, 5/15/15	400,000	431,500

Merrill Lynch & Co., Inc.
5.450%, 2/5/13	$5,386,000	$5,424,870
6.150%, 4/25/13	2,376,000	2,408,834
5.300%, 9/30/15	1,000,000	955,933
6.050%, 5/16/16	2,503,000	2,357,050
5.700%, 5/2/17	2,000,000	1,798,907
6.400%, 8/28/17	1,741,000	1,669,617
6.875%, 4/25/18	3,124,000	3,091,569
6.875%, 11/15/18	130,000	130,190
Morgan Stanley
5.300%, 3/1/13	416,000	420,859
4.750%, 4/1/14	2,193,000	2,191,101
6.000%, 5/13/14	1,500,000	1,525,018
2.875%, 7/28/14	195,000	183,274
4.100%, 1/26/15	8,500,000	8,107,905
6.000%, 4/28/15	2,500,000	2,509,859
4.000%, 7/24/15	1,500,000	1,407,850
5.375%, 10/15/15	2,246,000	2,196,512
3.800%, 4/29/16	2,500,000	2,297,650
5.750%, 10/18/16	1,000,000	973,237
5.450%, 1/9/17	416,000	399,797
5.550%, 4/27/17	6,750,000	6,433,436
5.950%, 12/28/17	1,916,000	1,830,950
6.625%, 4/1/18	2,473,000	2,432,034
7.300%, 5/13/19	1,500,000	1,519,171
5.625%, 9/23/19	2,039,000	1,886,095
5.500%, 7/24/20	1,522,000	1,407,106
5.750%, 1/25/21	5,000,000	4,668,300
5.500%, 7/28/21	510,000	469,460
Nomura Holdings, Inc.
5.000%, 3/4/15	777,000	782,654
4.125%, 1/19/16	3,000,000	2,914,533
6.700%, 3/4/20	653,000	691,046
Northern Trust Corp.
4.625%, 5/1/14	175,000	187,231
3.450%, 11/4/20	700,000	718,439
3.375%, 8/23/21	375,000	378,725
Raymond James Financial, Inc.
4.250%, 4/15/16	250,000	259,545
8.600%, 8/15/19	339,000	403,308
TD Ameritrade Holding Corp.
4.150%, 12/1/14	680,000	713,394

		146,134,283

Commercial Banks (4.2%)
American Express Bank FSB
5.500%, 4/16/13	1,000,000	1,045,704
6.000%, 9/13/17	500,000	568,411
American Express Centurion Bank
6.000%, 9/13/17	1,000,000	1,136,823
Associated Banc-Corp
5.125%, 3/28/16	500,000	516,992
Bancolombia S.A.
4.250%, 1/12/16	500,000	495,000
Bank of Montreal
2.125%, 6/28/13	900,000	914,057
Bank of Nova Scotia
2.250%, 1/22/13	876,000	888,509
2.375%, 12/17/13	650,000	665,787
3.400%, 1/22/15	1,193,000	1,257,695
2.050%, 10/7/15	3,000,000	3,023,715

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

2.900%, 3/29/16	$1,000,000	$1,035,966
4.375%, 1/13/21	1,000,000	1,088,278
Barclays Bank plc
2.500%, 1/23/13	1,500,000	1,491,214
2.375%, 1/13/14	2,500,000	2,459,681
5.200%, 7/10/14	1,000,000	1,042,735
3.900%, 4/7/15	2,000,000	2,013,333
5.000%, 9/22/16	1,693,000	1,756,890
6.750%, 5/22/19	1,150,000	1,291,352
5.125%, 1/8/20	3,000,000	3,076,800
5.140%, 10/14/20	750,000	647,521
BB&T Corp.
3.375%, 9/25/13	1,008,000	1,043,899
2.050%, 4/28/14	1,000,000	1,013,832
5.200%, 12/23/15	35,000	38,040
3.200%, 3/15/16	1,000,000	1,044,460
3.950%, 4/29/16	954,000	1,016,430
4.900%, 6/30/17	693,000	736,806
5.250%, 11/1/19	460,000	505,785
BNP Paribas
3.250%, 3/11/15	4,500,000	4,288,410
5.000%, 1/15/21	2,000,000	1,926,240
Canadian Imperial Bank of Commerce
1.450%, 9/13/13	2,008,000	2,003,904
2.350%, 12/11/15	500,000	502,173
China Development Bank Corp.
5.000%, 10/15/15	500,000	535,650
Comerica Bank
5.700%, 6/1/14	500,000	542,637
Comerica, Inc.
3.000%, 9/16/15	1,000,000	1,007,046
Compass Bank
6.400%, 10/1/17	300,000	288,403
5.500%, 4/1/20	1,226,000	1,152,715
Credit Suisse AG/New York
5.000%, 5/15/13	3,386,000	3,501,632
2.200%, 1/14/14	4,400,000	4,363,040
5.500%, 5/1/14	1,096,000	1,148,116
3.500%, 3/23/15	3,000,000	2,960,301
6.000%, 2/15/18	1,236,000	1,222,136
5.300%, 8/13/19	1,346,000	1,389,543
5.400%, 1/14/20	2,673,000	2,487,868
4.375%, 8/5/20	2,000,000	1,962,497
Deutsche Bank Financial LLC
5.375%, 3/2/15	500,000	488,199
Discover Bank/Delaware
8.700%, 11/18/19	1,500,000	1,701,060
7.000%, 4/15/20	750,000	772,500
Dresdner Bank AG/New York
7.250%, 9/15/15	1,000,000	843,261
Fifth Third Bancorp
6.250%, 5/1/13	346,000	367,009
3.625%, 1/25/16	2,000,000	2,027,950
4.500%, 6/1/18	1,000,000	994,504
Fifth Third Capital Trust IV
6.500%, 4/15/37 (l)	400,000	388,000
First Horizon National Corp.
5.375%, 12/15/15	1,000,000	1,011,910
Glitnir Banki hf
0.000%, 10/15/08 (b)(h)§	4,650,000	1,209,000
HSBC Bank USA/New York
4.625%, 4/1/14	1,416,000	1,451,127

6.000%, 8/9/17	$500,000	$522,412
4.875%, 8/24/20	1,500,000	1,409,340
HSBC Holdings plc
5.100%, 4/5/21	2,250,000	2,401,157
HSBC USA, Inc.
5.000%, 9/27/20	500,000	458,651
Huntington BancShares, Inc.
7.000%, 12/15/20	80,000	90,917
JPMorgan Chase Bank N.A.
6.000%, 10/1/17	2,850,000	3,072,558
KeyBank N.A./Ohio
5.800%, 7/1/14	1,800,000	1,928,244
KeyCorp
6.500%, 5/14/13	1,093,000	1,153,417
3.750%, 8/13/15	500,000	519,005
5.100%, 3/24/21	1,000,000	1,048,546
Kreditanstalt fuer Wiederaufbau
1.875%, 1/14/13	3,500,000	3,541,275
3.250%, 3/15/13	5,301,000	5,462,865
1.375%, 7/15/13	5,000,000	5,047,706
4.000%, 10/15/13	2,262,000	2,389,248
1.375%, 1/13/14	4,000,000	4,036,940
3.500%, 3/10/14	4,886,000	5,153,342
4.125%, 10/15/14	4,708,000	5,117,178
2.750%, 10/21/14	1,000,000	1,050,061
2.625%, 3/3/15	7,000,000	7,347,653
2.625%, 2/16/16	5,000,000	5,274,650
5.125%, 3/14/16	3,000,000	3,466,137
4.875%, 1/17/17	2,965,000	3,447,540
4.375%, 3/15/18	3,000,000	3,441,590
4.500%, 7/16/18	2,109,000	2,448,374
4.875%, 6/17/19	1,500,000	1,782,357
4.000%, 1/27/20	8,039,000	9,059,808
Landesbank Baden-Wuerttemberg/New York
5.050%, 12/30/15	100,000	104,089
Landwirtschaftliche Rentenbank
3.250%, 3/15/13	642,000	661,517
4.125%, 7/15/13	916,000	960,857
3.125%, 7/15/15	5,000,000	5,303,971
2.500%, 2/15/16	2,000,000	2,076,644
5.125%, 2/1/17	1,635,000	1,895,343
Lloyds TSB Bank plc
4.875%, 1/21/16	2,000,000	1,955,129
6.375%, 1/21/21	2,000,000	1,996,320
M&I Marshall & Ilsley Bank
5.000%, 1/17/17	908,000	951,654
Manufacturers & Traders Trust Co.
6.625%, 12/4/17	500,000	580,077
Mellon Funding Corp.
5.000%, 12/1/14	500,000	544,633
5.500%, 11/15/18	1,000,000	1,127,752
National City Corp.
4.900%, 1/15/15	520,000	560,735
Oesterreichische Kontrollbank AG
1.750%, 3/11/13	500,000	503,059
1.375%, 1/21/14	5,000,000	4,980,817
4.875%, 2/16/16	1,943,000	2,153,709
5.000%, 4/25/17	346,000	392,017
PNC Bank N.A.
4.875%, 9/21/17	1,000,000	1,047,619

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

PNC Funding Corp.
5.400%, 6/10/14	$200,000	$218,259
3.625%, 2/8/15	1,700,000	1,777,706
4.250%, 9/21/15	1,000,000	1,068,760
2.700%, 9/19/16	800,000	811,054
5.625%, 2/1/17	2,265,000	2,472,754
6.700%, 6/10/19	500,000	609,779
5.125%, 2/8/20	269,000	300,543
4.375%, 8/11/20	1,839,000	1,965,468
Rabobank Nederland N.V.
2.125%, 10/13/15	2,500,000	2,412,336
4.500%, 1/11/21	1,500,000	1,571,490
Royal Bank of Canada
2.100%, 7/29/13	2,439,000	2,487,477
2.625%, 12/15/15	1,000,000	1,029,825
2.300%, 7/20/16	2,200,000	2,214,791
Royal Bank of Scotland Group plc
4.875%, 3/16/15	2,700,000	2,608,732
6.400%, 10/21/19	1,010,000	951,723
Royal Bank of Scotland plc
3.250%, 1/11/14	1,000,000	950,534
3.950%, 9/21/15	1,500,000	1,409,026
4.375%, 3/16/16	1,500,000	1,432,957
6.125%, 1/11/21	2,500,000	2,422,350
SouthTrust Corp.
5.800%, 6/15/14	1,028,000	1,099,209
Sovereign Bank/Pennsylvania
8.750%, 5/30/18	500,000	534,348
SunTrust Banks, Inc.
3.600%, 4/15/16	1,500,000	1,516,159
6.000%, 9/11/17	500,000	548,562
SunTrust Banks, Inc./Georgia
5.000%, 9/1/15	31,000	32,805
7.250%, 3/15/18	846,000	979,576
SVB Financial Group
5.375%, 9/15/20	160,000	166,213
Svenska Handelsbanken AB
3.125%, 7/12/16	1,250,000	1,256,104
Toronto-Dominion Bank
1.375%, 7/14/14	500,000	504,232
2.500%, 7/14/16	1,250,000	1,273,166
2.375%, 10/19/16	1,250,000	1,260,589
U.S. Bancorp
2.125%, 2/15/13	200,000	202,793
1.375%, 9/13/13	2,500,000	2,518,485
4.200%, 5/15/14	523,000	560,372
3.150%, 3/4/15	500,000	526,160
2.450%, 7/27/15	1,000,000	1,028,763
3.442%, 2/1/16	1,000,000	1,024,250
4.125%, 5/24/21	1,000,000	1,110,745
U.S. Bank N.A./Ohio
4.950%, 10/30/14	1,500,000	1,630,226
3.778%, 4/29/20 (l)	1,000,000	1,025,000
UBS AG/Connecticut
2.250%, 1/28/14	300,000	293,233
3.875%, 1/15/15	4,500,000	4,424,558
5.875%, 7/15/16	600,000	574,258
5.875%, 12/20/17	1,943,000	1,908,402
5.750%, 4/25/18	1,416,000	1,405,922
4.875%, 8/4/20	4,000,000	3,979,440

UFJ Finance Aruba AEC
6.750%, 7/15/13	$523,000	$562,104
Union Bank N.A.
2.125%, 12/16/13	1,500,000	1,521,073
Wachovia Bank N.A.
4.875%, 2/1/15	1,600,000	1,671,554
Wachovia Corp.
5.500%, 5/1/13	928,000	982,736
5.700%, 8/1/13	976,000	1,042,353
5.250%, 8/1/14	2,748,000	2,896,021
5.625%, 10/15/16	1,447,000	1,591,768
5.750%, 6/15/17	110,000	124,725
5.750%, 2/1/18	3,846,000	4,407,519
Wells Fargo & Co.
4.375%, 1/31/13	1,346,000	1,396,983
4.950%, 10/16/13	500,000	524,255
3.750%, 10/1/14	2,154,000	2,267,903
5.000%, 11/15/14	500,000	530,996
3.625%, 4/15/15	4,000,000	4,206,785
5.125%, 9/15/16	55,000	59,313
5.625%, 12/11/17	2,560,000	2,925,344
4.600%, 4/1/21	1,000,000	1,086,435
Wells Fargo Bank N.A.
5.750%, 5/16/16	2,000,000	2,186,659
Westpac Banking Corp.
2.100%, 8/2/13	1,500,000	1,495,524
4.200%, 2/27/15	700,000	732,897
3.000%, 8/4/15	4,250,000	4,284,514
4.875%, 11/19/19	2,173,000	2,301,985
Zions Bancorp
7.750%, 9/23/14	500,000	522,322

		282,240,361

Consumer Finance (0.7%)
American Express Co.
7.250%, 5/20/14	1,334,000	1,490,033
5.500%, 9/12/16	30,000	33,105
6.150%, 8/28/17	554,000	632,147
7.000%, 3/19/18	4,167,000	4,966,684
8.125%, 5/20/19	1,062,000	1,379,287
American Express Credit Corp.
5.875%, 5/2/13	1,708,000	1,794,789
7.300%, 8/20/13	3,866,000	4,180,228
5.125%, 8/25/14	500,000	537,628
2.750%, 9/15/15	3,000,000	3,000,000
Capital One Bank USA N.A.
8.800%, 7/15/19	1,500,000	1,723,774
Capital One Financial Corp.
7.375%, 5/23/14	1,596,000	1,751,179
2.125%, 7/15/14	250,000	246,278
5.500%, 6/1/15	500,000	539,314
3.150%, 7/15/16	300,000	300,465
6.150%, 9/1/16	569,000	592,230
6.750%, 9/15/17	1,346,000	1,514,613
4.750%, 7/15/21	500,000	507,070
Discover Financial Services
6.450%, 6/12/17	498,000	506,715
HSBC Finance Corp.
4.750%, 7/15/13	536,000	545,181
5.000%, 6/30/15	901,000	911,117
5.500%, 1/19/16	2,000,000	2,055,281
6.676%, 1/15/21	3,387,000	3,441,664

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

MBNA Corp.
5.000%, 6/15/15	$100,000	$96,323
PACCAR Financial Corp.
2.050%, 6/17/13	500,000	508,272
SLM Corp.
5.000%, 10/1/13	693,000	696,465
5.375%, 5/15/14	1,473,000	1,449,064
6.250%, 1/25/16	2,500,000	2,393,750
8.450%, 6/15/18	1,069,000	1,087,708
8.000%, 3/25/20	2,423,000	2,392,712
Toyota Motor Credit Corp.
1.375%, 8/12/13	423,000	427,888
3.200%, 6/17/15	500,000	530,759
2.800%, 1/11/16	1,800,000	1,881,030
2.000%, 9/15/16	750,000	752,800
4.500%, 6/17/20	300,000	328,423
4.250%, 1/11/21	1,300,000	1,446,887
3.400%, 9/15/21	750,000	786,531

		47,427,394

Diversified Financial Services (3.3%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13	1,416,000	1,496,255
Alterra Finance LLC
6.250%, 9/30/20	500,000	517,903
AngloGold Ashanti Holdings plc
5.375%, 4/15/20	446,000	437,437
Bank of America Corp.
4.875%, 1/15/13	2,500,000	2,547,944
4.750%, 8/15/13	599,000	601,377
7.375%, 5/15/14	3,015,000	3,143,891
5.125%, 11/15/14	1,000,000	983,322
4.500%, 4/1/15	3,000,000	2,884,101
3.700%, 9/1/15	1,500,000	1,395,535
5.250%, 12/1/15	2,000,000	1,847,965
3.625%, 3/17/16	1,500,000	1,390,395
6.500%, 8/1/16	3,285,000	3,292,829
5.625%, 10/14/16	1,986,000	1,898,390
6.000%, 9/1/17	5,060,000	4,953,791
5.750%, 12/1/17	1,500,000	1,426,874
5.650%, 5/1/18	3,639,000	3,453,920
7.625%, 6/1/19	3,019,000	3,131,265
5.625%, 7/1/20	5,000,000	4,680,209
Bank of America N.A.
5.300%, 3/15/17	1,300,000	1,176,715
Block Financial LLC
7.875%, 1/15/13	1,000,000	1,037,691
Boeing Capital Corp.
5.800%, 1/15/13	200,000	210,760
2.125%, 8/15/16	500,000	511,008
BP Capital Markets plc
5.250%, 11/7/13	1,096,000	1,175,663
3.625%, 5/8/14	639,000	670,092
3.875%, 3/10/15	5,793,000	6,182,480
3.200%, 3/11/16	1,000,000	1,045,988
4.750%, 3/10/19	1,121,000	1,256,092
4.500%, 10/1/20	1,125,000	1,247,395
4.742%, 3/11/21	1,000,000	1,135,610
Caterpillar Financial Services Corp.
4.250%, 2/8/13	949,000	985,459
2.000%, 4/5/13	269,000	273,685
4.900%, 8/15/13	208,000	221,405

1.550%, 12/20/13	$2,700,000	$2,734,790
6.125%, 2/17/14	896,000	993,923
1.375%, 5/20/14	450,000	454,319
2.750%, 6/24/15	2,700,000	2,838,273
2.050%, 8/1/16	1,500,000	1,550,630
5.450%, 4/15/18	1,000,000	1,176,950
7.150%, 2/15/19	2,020,000	2,601,161
Citigroup, Inc.
5.500%, 4/11/13	6,688,000	6,780,714
6.500%, 8/19/13	2,686,000	2,786,734
6.000%, 12/13/13	1,000,000	1,040,398
6.375%, 8/12/14	2,000,000	2,109,155
5.000%, 9/15/14	4,293,000	4,249,676
5.500%, 10/15/14	1,831,000	1,892,026
4.587%, 12/15/15	8,000,000	8,100,436
3.953%, 6/15/16	3,000,000	2,963,729
5.850%, 8/2/16	416,000	443,397
5.500%, 2/15/17	1,500,000	1,512,695
6.125%, 11/21/17	1,705,000	1,819,047
6.125%, 5/15/18	2,113,000	2,251,409
8.500%, 5/22/19	3,494,000	4,152,420
5.375%, 8/9/20	2,000,000	2,077,173
CME Group, Inc.
5.750%, 2/15/14	1,000,000	1,089,090
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	416,000	487,118
Credit Suisse FB USA, Inc.
4.875%, 1/15/15	300,000	308,522
5.125%, 8/15/15	932,000	964,473
Credit Suisse USA, Inc.
5.850%, 8/16/16	1,193,000	1,263,462
General Electric Capital Corp.
5.450%, 1/15/13	3,110,000	3,256,886
4.800%, 5/1/13	5,726,000	6,012,680
5.900%, 5/13/14	3,520,000	3,880,295
3.750%, 11/14/14	5,000,000	5,292,711
3.500%, 6/29/15	1,000,000	1,050,662
4.375%, 9/21/15	1,393,000	1,502,459
2.950%, 5/9/16	3,000,000	3,048,297
5.400%, 2/15/17	6,034,000	6,701,344
5.625%, 9/15/17	50,000	55,664
5.625%, 5/1/18	4,470,000	4,988,743
6.000%, 8/7/19	3,000,000	3,419,250
4.625%, 1/7/21	1,750,000	1,820,385
5.300%, 2/11/21	2,340,000	2,501,516
4.650%, 10/17/21	1,500,000	1,568,235
Genworth Global Funding Trusts
5.750%, 5/15/13	500,000	508,241
John Deere Capital Corp.
4.500%, 4/3/13	500,000	523,557
1.875%, 6/17/13	2,500,000	2,547,811
5.500%, 4/13/17	208,000	246,466
2.800%, 9/18/17	1,000,000	1,051,387
5.750%, 9/10/18	1,108,000	1,349,676
3.900%, 7/12/21	350,000	380,697
3.150%, 10/15/21	500,000	513,057
JPMorgan Chase & Co.
5.750%, 1/2/13	100,000	103,950
4.750%, 5/1/13	1,416,000	1,477,911
2.050%, 1/24/14	1,500,000	1,499,174
4.650%, 6/1/14	1,173,000	1,239,109
5.125%, 9/15/14	4,693,000	4,945,197

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

3.700%, 1/20/15	$6,331,000	$6,546,864
5.250%, 5/1/15	170,000	179,750
3.450%, 3/1/16	2,000,000	2,028,026
3.150%, 7/5/16	2,000,000	2,005,225
6.000%, 1/15/18	2,669,000	2,984,963
6.300%, 4/23/19	7,096,000	8,093,593
4.950%, 3/25/20	500,000	530,201
4.400%, 7/22/20	2,430,000	2,482,819
4.625%, 5/10/21	2,000,000	2,065,860
K2 Corp.
0.000%, 2/15/10† (b)(h)	8,500,000	—
0.000%, 2/15/11† (b)(h)	5,000,000	—
Links Finance LLC
0.000%, 9/15/08† (b)(h)	7,100,000	—
Moody’s Corp.
5.500%, 9/1/20	500,000	524,089
MUFG Capital Finance I Ltd.
6.346%, 7/29/49 (l)	1,693,000	1,709,930
NASDAQ OMX Group, Inc.
4.000%, 1/15/15	373,000	382,069
5.250%, 1/16/18	120,000	125,702
5.550%, 1/15/20	769,000	777,954
National Credit Union Administration Guaranteed Notes Series A3
2.350%, 6/12/17	1,000,000	1,037,670
National Rural Utilities Cooperative Finance Corp.
4.750%, 3/1/14	1,500,000	1,618,611
3.050%, 3/1/16	2,000,000	2,078,121
5.450%, 2/1/18	69,000	80,182
10.375%, 11/1/18	1,000,000	1,437,623
NYSE Euronext
4.800%, 6/28/13	1,250,000	1,314,722
ORIX Corp.
4.710%, 4/27/15	1,851,000	1,920,912
Private Export Funding Corp.
4.550%, 5/15/15	400,000	449,306
4.950%, 11/15/15	269,000	309,782
RenRe North America Holdings, Inc.
5.750%, 3/15/20	100,000	104,493
TECO Finance, Inc.
4.000%, 3/15/16	562,000	593,119
5.150%, 3/15/20	822,000	913,411
Unilever Capital Corp.
3.650%, 2/15/14	500,000	530,559
2.750%, 2/10/16	350,000	371,083
4.800%, 2/15/19	1,096,000	1,275,869
4.250%, 2/10/21	350,000	401,646

		222,214,680

Insurance (1.2%)
ACE INA Holdings, Inc.
5.875%, 6/15/14	500,000	550,822
5.600%, 5/15/15	250,000	280,450
2.600%, 11/23/15	1,000,000	1,016,766
5.900%, 6/15/19	1,135,000	1,345,124
Aegon N.V.
4.625%, 12/1/15	600,000	614,781
Aflac, Inc.
3.450%, 8/15/15	450,000	466,106
8.500%, 5/15/19	404,000	495,917

Alleghany Corp.
5.625%, 9/15/20	$200,000	$209,114
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16	640,000	723,103
5.500%, 11/15/20	500,000	504,434
Allstate Corp.
6.200%, 5/16/14	1,648,000	1,823,384
7.450%, 5/16/19	1,373,000	1,677,517
American Financial Group, Inc./Ohio
9.875%, 6/15/19	69,000	86,888
American International Group, Inc.
4.250%, 5/15/13	500,000	498,542
3.650%, 1/15/14	2,000,000	1,946,712
5.050%, 10/1/15	554,000	535,906
5.450%, 5/18/17	1,075,000	1,014,473
5.850%, 1/16/18	916,000	864,590
8.250%, 8/15/18	3,124,000	3,283,311
6.400%, 12/15/20	3,000,000	2,925,823
Aon Corp.
3.125%, 5/27/16	600,000	607,072
5.000%, 9/30/20	1,000,000	1,094,524
Aspen Insurance Holdings Ltd.
6.000%, 12/15/20	500,000	509,610
Assurant, Inc.
5.625%, 2/15/14	843,000	878,629
Axis Specialty Finance LLC
5.875%, 6/1/20	500,000	525,432
Berkshire Hathaway Finance Corp.
5.000%, 8/15/13	1,943,000	2,071,974
1.500%, 1/10/14	300,000	303,334
4.850%, 1/15/15	1,030,000	1,142,470
5.400%, 5/15/18	693,000	813,041
4.250%, 1/15/21	925,000	1,002,102
Berkshire Hathaway, Inc.
2.125%, 2/11/13	3,200,000	3,248,793
3.200%, 2/11/15	2,000,000	2,122,171
Chubb Corp.
5.750%, 5/15/18	1,166,000	1,375,326
6.375%, 3/29/67 (l)	500,000	490,000
CNA Financial Corp.
6.500%, 8/15/16	500,000	539,310
7.350%, 11/15/19	571,000	634,523
5.875%, 8/15/20	608,000	620,279
Delphi Financial Group, Inc.
7.875%, 1/31/20	75,000	86,892
Genworth Financial, Inc.
8.625%, 12/15/16	1,500,000	1,519,386
6.515%, 5/22/18	311,000	283,510
7.700%, 6/15/20	200,000	189,327
7.200%, 2/15/21	200,000	181,293
Hartford Financial Services Group, Inc.
4.000%, 3/30/15	1,564,000	1,541,743
6.300%, 3/15/18	500,000	526,437
5.500%, 3/30/20	706,000	702,560
HCC Insurance Holdings, Inc.
6.300%, 11/15/19	200,000	222,595
Kemper Corp.
6.000%, 11/30/15	500,000	528,610
Lincoln National Corp.
4.300%, 6/15/15	200,000	207,533
8.750%, 7/1/19	927,000	1,124,415
6.250%, 2/15/20	385,000	422,882

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

4.850%, 6/24/21	$240,000	$242,428
6.050%, 4/20/67 (l)	1,000,000	825,000
Markel Corp.
7.125%, 9/30/19	221,000	253,738
5.350%, 6/1/21	350,000	360,039
Marsh & McLennan Cos., Inc.
5.750%, 9/15/15	150,000	167,636
9.250%, 4/15/19	500,000	674,951
4.800%, 7/15/21	500,000	537,141
MetLife, Inc.
2.375%, 2/6/14	1,700,000	1,716,817
5.500%, 6/15/14	500,000	541,406
5.000%, 6/15/15	416,000	451,760
6.750%, 6/1/16	2,500,000	2,874,377
7.717%, 2/15/19	342,000	423,043
4.750%, 2/8/21	1,447,000	1,555,036
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	304,000	306,590
Principal Financial Group, Inc.
7.875%, 5/15/14	1,109,000	1,267,469
8.875%, 5/15/19	600,000	744,014
Principal Life Income Funding Trusts
5.300%, 4/24/13	1,708,000	1,797,492
Progressive Corp.
3.750%, 8/23/21	125,000	129,377
6.700%, 6/15/37 (l)	1,000,000	1,000,000
Protective Life Corp.
7.375%, 10/15/19	400,000	437,869
Prudential Financial, Inc.
2.750%, 1/14/13	1,869,000	1,900,556
5.150%, 1/15/13	511,000	527,777
4.500%, 7/15/13	932,000	964,981
5.100%, 9/20/14	263,000	280,749
3.875%, 1/14/15	229,000	237,622
6.200%, 1/15/15	300,000	331,581
4.750%, 6/13/15	1,000,000	1,066,373
6.000%, 12/1/17	1,070,000	1,200,953
7.375%, 6/15/19	531,000	624,221
5.375%, 6/21/20	1,100,000	1,182,969
8.875%, 6/15/38 (l)	303,000	345,420
Reinsurance Group of America, Inc.
6.450%, 11/15/19	269,000	304,631
5.000%, 6/1/21	60,000	62,166
Torchmark Corp.
9.250%, 6/15/19	175,000	215,561
Travelers Cos., Inc.
5.500%, 12/1/15	1,040,000	1,173,060
5.800%, 5/15/18	1,000,000	1,176,202
5.900%, 6/2/19	1,000,000	1,189,799
Unum Group
7.125%, 9/30/16	100,000	114,106
5.625%, 9/15/20	600,000	631,671
Willis Group Holdings plc
4.125%, 3/15/16	250,000	255,996
5.750%, 3/15/21	500,000	528,167
Willis North America, Inc.
5.625%, 7/15/15	470,000	506,032
6.200%, 3/28/17	1,000,000	1,093,587
7.000%, 9/29/19	100,000	113,758
XL Group plc
5.250%, 9/15/14	866,000	910,955

		79,624,612

Real Estate Investment Trusts (REITs) (0.5%)
AvalonBay Communities, Inc.
5.700%, 3/15/17	$439,000	$488,972
6.100%, 3/15/20	139,000	158,431
BioMed Realty LP
3.850%, 4/15/16	500,000	496,329
6.125%, 4/15/20	250,000	262,425
Boston Properties LP
3.700%, 11/15/18	400,000	412,313
5.875%, 10/15/19	200,000	225,133
5.625%, 11/15/20	1,750,000	1,960,066
Brandywine Operating Partnership LP
4.950%, 4/15/18	250,000	247,377
Camden Property Trust
4.625%, 6/15/21	275,000	280,332
CommonWealth REIT
6.650%, 1/15/18	381,000	414,473
Digital Realty Trust LP
4.500%, 7/15/15	339,000	346,342
5.875%, 2/1/20	1,000,000	1,049,240
5.250%, 3/15/21	500,000	500,977
Duke Realty LP
6.500%, 1/15/18	500,000	551,033
6.750%, 3/15/20	1,565,000	1,735,869
Entertainment Properties Trust
7.750%, 7/15/20	269,000	285,827
Equity One, Inc.
6.250%, 12/15/14	200,000	210,365
ERP Operating LP
5.250%, 9/15/14	1,119,000	1,195,852
5.125%, 3/15/16	1,416,000	1,534,952
4.750%, 7/15/20	250,000	260,282
HCP, Inc.
5.650%, 12/15/13	310,000	324,986
2.700%, 2/1/14	1,300,000	1,302,620
3.750%, 2/1/16	170,000	172,647
6.000%, 1/30/17	861,000	930,195
5.375%, 2/1/21	1,690,000	1,770,625
Health Care REIT, Inc.
3.625%, 3/15/16	1,000,000	984,191
6.200%, 6/1/16	527,000	564,404
6.125%, 4/15/20	285,000	299,810
4.950%, 1/15/21	1,000,000	959,754
Healthcare Realty Trust, Inc.
5.125%, 4/1/14	248,000	255,883
6.500%, 1/17/17	469,000	506,390
Hospitality Properties Trust
7.875%, 8/15/14	1,323,000	1,421,266
6.300%, 6/15/16	500,000	525,555
5.625%, 3/15/17	250,000	253,944
Kilroy Realty LP
5.000%, 11/3/15	200,000	207,473
4.800%, 7/15/18	350,000	352,995
Kimco Realty Corp.
6.875%, 10/1/19	339,000	390,152
Liberty Property LP
6.625%, 10/1/17	500,000	567,477
4.750%, 10/1/20	239,000	242,023
Mack-Cali Realty LP
7.750%, 8/15/19	639,000	764,643

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Realty Income Corp.
6.750%, 8/15/19	$750,000	$862,010
5.750%, 1/15/21	250,000	271,583
Senior Housing Properties Trust
4.300%, 1/15/16	150,000	147,750
Simon Property Group LP
4.200%, 2/1/15	1,872,000	1,987,734
5.100%, 6/15/15	464,000	505,413
5.750%, 12/1/15	385,000	431,077
5.250%, 12/1/16	208,000	230,796
10.350%, 4/1/19	1,000,000	1,371,162
5.650%, 2/1/20	1,573,000	1,805,196
4.375%, 3/1/21	1,095,000	1,154,362
Tanger Properties LP
6.125%, 6/1/20	500,000	561,083
UDR, Inc.
5.250%, 1/15/15	300,000	319,617
4.250%, 6/1/18	250,000	255,675
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/15	200,000	197,373
Vornado Realty LP
4.250%, 4/1/15	500,000	516,986
Washington Real Estate Investment Trust
4.950%, 10/1/20	1,000,000	1,048,961

		37,080,401

Real Estate Management & Development (0.1%)
ProLogis LP
7.625%, 8/15/14	421,000	461,668
6.250%, 3/15/17	252,000	275,407
6.625%, 5/15/18	900,000	984,096
6.625%, 12/1/19	1,000,000	1,088,119
6.875%, 3/15/20	518,000	578,102
Regency Centers LP
5.250%, 8/1/15	500,000	535,582

		3,922,974

Thrifts & Mortgage Finance (0.0%)
Abbey National Treasury Services plc/London
2.875%, 4/25/14	500,000	467,120
4.000%, 4/27/16	1,000,000	897,884
Countrywide Financial Corp.
6.250%, 5/15/16	524,000	487,148
Santander Holdings USA, Inc.
4.625%, 4/19/16	245,000	233,853

		2,086,005

Total Financials		820,730,710

Health Care (2.1%)
Biotechnology (0.2%)
Amgen, Inc.
1.875%, 11/15/14	1,500,000	1,521,566
4.850%, 11/18/14	208,000	225,212
2.300%, 6/15/16	420,000	421,104
2.500%, 11/15/16	500,000	505,087
5.850%, 6/1/17	1,480,000	1,701,692
6.150%, 6/1/18	200,000	233,684
5.700%, 2/1/19	958,000	1,094,474
4.500%, 3/15/20	135,000	143,299
3.450%, 10/1/20	1,000,000	981,302
4.100%, 6/15/21	800,000	820,680

Biogen Idec, Inc.
6.000%, 3/1/13	$200,000	$210,626
6.875%, 3/1/18	700,000	847,366
Celgene Corp.
3.950%, 10/15/20	1,000,000	1,013,161
Genentech, Inc.
4.750%, 7/15/15	1,000,000	1,119,044
Genzyme Corp.
3.625%, 6/15/15	1,200,000	1,287,067

		12,125,364

Health Care Equipment & Supplies (0.3%)
Baxter International, Inc.
1.800%, 3/15/13	1,528,000	1,549,101
4.625%, 3/15/15	208,000	230,111
5.900%, 9/1/16	936,000	1,105,933
4.250%, 3/15/20	369,000	407,467
Becton Dickinson and Co.
3.250%, 11/12/20	1,300,000	1,348,469
Boston Scientific Corp.
4.500%, 1/15/15	3,000,000	3,150,000
6.400%, 6/15/16	2,000,000	2,220,000
6.000%, 1/15/20	1,000,000	1,112,500
C.R. Bard, Inc.
2.875%, 1/15/16	250,000	259,039
4.400%, 1/15/21	190,000	212,944
CareFusion Corp.
5.125%, 8/1/14	200,000	216,259
6.375%, 8/1/19	500,000	589,473
Covidien International Finance S.A.
1.875%, 6/15/13	539,000	544,971
2.800%, 6/15/15	200,000	207,562
6.000%, 10/15/17	1,166,000	1,391,576
4.200%, 6/15/20	700,000	765,027
DENTSPLY International, Inc.
2.750%, 8/15/16	195,000	196,791
4.125%, 8/15/21	350,000	361,876
Medtronic, Inc.
3.000%, 3/15/15	1,000,000	1,058,277
2.625%, 3/15/16	1,500,000	1,556,703
4.450%, 3/15/20	1,500,000	1,694,592
4.125%, 3/15/21	500,000	551,574
St. Jude Medical, Inc.
3.750%, 7/15/14	1,000,000	1,060,237
4.875%, 7/15/19	500,000	570,700
Stryker Corp.
3.000%, 1/15/15	269,000	283,638
2.000%, 9/30/16	720,000	730,790
4.375%, 1/15/20	269,000	303,425
Zimmer Holdings, Inc.
1.400%, 11/30/14	400,000	398,989
3.375%, 11/30/21	400,000	402,785

		24,480,809

Health Care Providers & Services (0.5%)
Aetna, Inc.
6.000%, 6/15/16	748,000	862,049
6.500%, 9/15/18	500,000	605,209
AmerisourceBergen Corp.
4.875%, 11/15/19	1,000,000	1,117,881
Aristotle Holding, Inc.
2.750%, 11/21/14§	500,000	503,199

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

3.500%, 11/15/16§	$250,000	$255,289
4.750%, 11/15/21§	1,250,000	1,295,477
Cardinal Health, Inc.
4.625%, 12/15/20	1,700,000	1,822,552
Cigna Corp.
5.375%, 3/15/17	25,000	27,724
5.125%, 6/15/20	1,052,000	1,132,304
4.500%, 3/15/21	250,000	258,127
Coventry Health Care, Inc.
6.300%, 8/15/14	286,000	309,595
5.950%, 3/15/17	336,000	372,960
5.450%, 6/15/21	530,000	579,025
Express Scripts, Inc.
6.250%, 6/15/14	968,000	1,059,376
3.125%, 5/15/16	2,000,000	2,013,316
7.250%, 6/15/19	160,000	193,277
Humana, Inc.
6.450%, 6/1/16	149,000	166,704
7.200%, 6/15/18	1,081,000	1,269,639
Laboratory Corp. of America Holdings
4.625%, 11/15/20	1,500,000	1,587,454
McKesson Corp.
6.500%, 2/15/14	846,000	937,564
5.700%, 3/1/17	500,000	585,580
4.750%, 3/1/21	1,000,000	1,137,283
Medco Health Solutions, Inc.
6.125%, 3/15/13	300,000	314,950
2.750%, 9/15/15	1,500,000	1,507,926
7.125%, 3/15/18	819,000	952,189
Quest Diagnostics, Inc.
3.200%, 4/1/16	1,000,000	1,034,022
6.400%, 7/1/17	500,000	589,403
4.750%, 1/30/20	182,000	195,732
UnitedHealth Group, Inc.
5.000%, 8/15/14	2,000,000	2,189,250
6.000%, 2/15/18	1,580,000	1,881,066
4.700%, 2/15/21	750,000	846,083
WellPoint, Inc.
6.000%, 2/15/14	446,000	486,362
5.000%, 12/15/14	40,000	43,645
5.250%, 1/15/16	500,000	560,941
5.875%, 6/15/17	639,000	739,413
7.000%, 2/15/19	1,022,000	1,245,276
4.350%, 8/15/20	1,000,000	1,085,284

		31,763,126

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.500%, 9/14/15	1,500,000	1,670,368
5.000%, 7/15/20	755,000	841,158
Life Technologies Corp.
3.500%, 1/15/16	1,000,000	1,011,250
6.000%, 3/1/20	1,000,000	1,106,250
Thermo Fisher Scientific, Inc.
2.050%, 2/21/14	1,000,000	1,028,482
3.200%, 3/1/16	1,500,000	1,587,569
4.500%, 3/1/21	1,000,000	1,117,419

		8,362,496

Pharmaceuticals (1.0%)
Abbott Laboratories, Inc.
2.700%, 5/27/15	2,800,000	2,931,306

5.875%, 5/15/16	$763,000	$900,217
5.600%, 11/30/17	693,000	827,745
5.125%, 4/1/19	1,700,000	1,972,765
4.125%, 5/27/20	1,400,000	1,550,388
Allergan, Inc.
3.375%, 9/15/20	1,000,000	1,032,210
AstraZeneca plc
5.900%, 9/15/17	2,485,000	2,996,502
Bristol-Myers Squibb Co.
5.250%, 8/15/13	120,000	129,013
5.450%, 5/1/18	1,208,000	1,437,781
Eli Lilly and Co.
5.200%, 3/15/17	1,604,000	1,860,084
GlaxoSmithKline Capital, Inc.
4.850%, 5/15/13	2,268,000	2,398,438
5.650%, 5/15/18	3,460,000	4,174,002
Hospira, Inc.
5.900%, 6/15/14	205,000	219,481
6.400%, 5/15/15	1,251,000	1,370,764
Johnson & Johnson
1.200%, 5/15/14	1,000,000	1,014,431
2.150%, 5/15/16	800,000	835,316
5.550%, 8/15/17	2,000,000	2,414,271
5.150%, 7/15/18	538,000	648,806
3.550%, 5/15/21	400,000	445,743
Merck & Co., Inc.
5.300%, 12/1/13	1,500,000	1,634,583
4.750%, 3/1/15	1,000,000	1,115,956
4.000%, 6/30/15	1,139,000	1,251,904
6.000%, 9/15/17	1,058,000	1,297,552
5.000%, 6/30/19	950,000	1,121,667
3.875%, 1/15/21	1,000,000	1,120,641
Novartis Capital Corp.
1.900%, 4/24/13	1,117,000	1,135,561
4.125%, 2/10/14	600,000	640,295
2.900%, 4/24/15	2,800,000	2,963,109
Novartis Securities Investment Ltd.
5.125%, 2/10/19	3,254,000	3,774,640
Pfizer, Inc.
4.500%, 2/15/14	596,000	641,202
5.350%, 3/15/15	1,846,000	2,089,046
6.200%, 3/15/19	3,421,000	4,228,506
Sanofi S.A.
1.625%, 3/28/14	600,000	609,596
2.625%, 3/29/16	1,300,000	1,355,544
4.000%, 3/29/21	1,700,000	1,890,969
Teva Pharmaceutical Finance Co. B.V.
2.400%, 11/10/16	250,000	253,437
Teva Pharmaceutical Finance Co. LLC
5.550%, 2/1/16	190,000	214,700
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC
3.000%, 6/15/15	1,469,000	1,531,336
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	1,500,000	1,522,500
Teva Pharmaceutical Finance IV LLC
1.700%, 11/10/14	1,000,000	1,005,995
Watson Pharmaceuticals, Inc.
5.000%, 8/15/14	231,000	247,560
6.125%, 8/15/19	288,000	338,921
Wyeth
5.500%, 3/15/13	208,000	219,910

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

5.500%, 2/1/14	$2,570,000	$2,814,385
5.500%, 2/15/16	1,335,000	1,547,212
5.450%, 4/1/17	500,000	587,448

		66,313,438

Total Health Care		143,045,233

Industrials (1.8%)
Aerospace & Defense (0.4%)
Boeing Co.
5.125%, 2/15/13	35,000	36,766
5.000%, 3/15/14	300,000	327,466
3.500%, 2/15/15	685,000	737,170
6.000%, 3/15/19	846,000	1,034,647
4.875%, 2/15/20	886,000	1,036,630
Embraer Overseas Ltd.
6.375%, 1/15/20	1,000,000	1,067,166
General Dynamics Corp.
4.250%, 5/15/13	208,000	218,212
5.250%, 2/1/14	2,000,000	2,181,658
2.250%, 7/15/16	500,000	516,636
3.875%, 7/15/21	500,000	542,849
Goodrich Corp.
6.125%, 3/1/19	250,000	302,782
4.875%, 3/1/20	269,000	304,843
3.600%, 2/1/21	800,000	839,691
Honeywell International, Inc.
3.875%, 2/15/14	1,500,000	1,595,802
5.400%, 3/15/16	110,000	127,427
5.300%, 3/1/18	944,000	1,114,254
5.000%, 2/15/19	846,000	986,507
4.250%, 3/1/21	500,000	565,865
L-3 Communications Corp.
3.950%, 11/15/16	400,000	406,408
5.200%, 10/15/19	1,000,000	1,017,717
4.950%, 2/15/21	1,000,000	992,581
Lockheed Martin Corp.
2.125%, 9/15/16	500,000	499,052
4.250%, 11/15/19	1,243,000	1,328,113
3.350%, 9/15/21	500,000	497,038
Northrop Grumman Corp.
3.700%, 8/1/14	224,000	236,131
1.850%, 11/15/15	1,000,000	997,866
5.050%, 8/1/19	59,000	66,265
Raytheon Co.
1.625%, 10/15/15	500,000	504,355
6.400%, 12/15/18	208,000	257,295
4.400%, 2/15/20	769,000	846,465
3.125%, 10/15/20	1,000,000	1,011,727
Rockwell Collins, Inc.
5.250%, 7/15/19	135,000	157,588
3.100%, 11/15/21	550,000	559,350
Textron, Inc.
6.200%, 3/15/15	300,000	322,776
4.625%, 9/21/16	250,000	255,988
7.250%, 10/1/19	500,000	566,763
5.950%, 9/21/21	250,000	257,283
United Technologies Corp.
4.875%, 5/1/15	1,000,000	1,122,610
5.375%, 12/15/17	1,008,000	1,190,812
6.125%, 2/1/19	1,396,000	1,711,104
4.500%, 4/15/20	1,175,000	1,317,807

		29,659,465

Air Freight & Logistics (0.1%)
FedEx Corp.
7.375%, 1/15/14	$250,000	$278,456
8.000%, 1/15/19	682,000	895,349
United Parcel Service, Inc.
4.500%, 1/15/13	2,208,000	2,298,497
5.125%, 4/1/19	2,000,000	2,383,265
3.125%, 1/15/21	1,300,000	1,376,968

		7,232,535

Airlines (0.1%)
American Airlines, Inc.
Series 09-1A 10.375%, 7/2/19	938,617	998,454
Series A 8.625%, 10/15/21	500,000	519,375
Continental Airlines, Inc.
9.000%, 7/8/16	576,424	631,905
4.750%, 1/12/21	1,000,000	1,020,000
Delta Air Lines, Inc.
4.950%, 5/23/19	1,048,540	1,068,199
7.750%, 12/17/19	392,129	425,950
Southwest Airlines Co.
5.250%, 10/1/14	553,000	588,269
5.750%, 12/15/16	461,000	501,661

		5,753,813

Building Products (0.1%)
CRH America, Inc.
6.000%, 9/30/16	2,728,000	2,923,760
8.125%, 7/15/18	269,000	307,730
Owens Corning, Inc.
6.500%, 12/1/16	519,000	561,428
9.000%, 6/15/19	500,000	595,625

		4,388,543

Commercial Services & Supplies (0.2%)
Allied Waste North America, Inc.
6.875%, 6/1/17	1,500,000	1,582,942
Avery Dennison Corp.
5.375%, 4/15/20	169,000	173,337
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16	300,000	337,537
4.750%, 5/1/19	200,000	234,375
Cornell University
5.450%, 2/1/19	200,000	238,427
Dartmouth College
4.750%, 6/1/19	135,000	157,182
Johns Hopkins University
5.250%, 7/1/19	656,000	777,433
Pitney Bowes, Inc.
3.875%, 6/15/13	500,000	516,250
4.875%, 8/15/14	500,000	530,000
4.750%, 1/15/16	69,000	70,898
5.750%, 9/15/17	640,000	688,000
6.250%, 3/15/19	1,700,000	1,810,500
Republic Services, Inc.
3.800%, 5/15/18	500,000	519,283
5.500%, 9/15/19	964,000	1,105,486
Vanderbilt University
5.250%, 4/1/19	273,000	322,779
Waste Management, Inc.
5.000%, 3/15/14	69,000	74,144

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

6.100%, 3/15/18	$346,000	$407,878
7.375%, 3/11/19	700,000	881,515
4.750%, 6/30/20	200,000	220,193
4.600%, 3/1/21	500,000	547,181
Yale University
2.900%, 10/15/14	2,273,000	2,399,948

		13,595,288

Electrical Equipment (0.1%)
Emerson Electric Co.
4.125%, 4/15/15	1,319,000	1,438,901
5.125%, 12/1/16	500,000	578,836
4.875%, 10/15/19	1,520,000	1,775,594
Roper Industries, Inc.
6.625%, 8/15/13	300,000	324,934
6.250%, 9/1/19	500,000	591,533

		4,709,798

Industrial Conglomerates (0.4%)
3M Co.
4.375%, 8/15/13	1,269,000	1,350,497
1.375%, 9/29/16	500,000	503,571
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	100,000	112,436
Carlisle Cos., Inc.
5.125%, 12/15/20	250,000	272,502
Cooper U.S., Inc.
2.375%, 1/15/16	500,000	509,412
3.875%, 12/15/20	500,000	533,208
Danaher Corp.
1.300%, 6/23/14	295,000	298,518
2.300%, 6/23/16	750,000	778,883
5.625%, 1/15/18	346,000	413,044
5.400%, 3/1/19	500,000	596,155
3.900%, 6/23/21	500,000	547,990
GE Capital Trust I
6.375%, 11/15/67 (l)	900,000	882,000
General Electric Co.
5.000%, 2/1/13	4,079,000	4,261,564
5.250%, 12/6/17	3,520,000	4,026,177
Ingersoll-Rand Global Holding Co., Ltd.
9.500%, 4/15/14	1,269,000	1,475,207
6.875%, 8/15/18	846,000	1,030,281
Koninklijke Philips Electronics N.V.
5.750%, 3/11/18	1,500,000	1,725,360
Tyco Electronics Group S.A.
6.550%, 10/1/17	1,000,000	1,168,555
4.875%, 1/15/21	60,000	62,916
Tyco International Finance S.A.
6.000%, 11/15/13	639,000	690,813
4.125%, 10/15/14	104,000	110,512
3.375%, 10/15/15	269,000	281,543
3.750%, 1/15/18	1,650,000	1,746,127
8.500%, 1/15/19	508,000	655,061
Tyco International Ltd./Tyco International Finance S.A.
6.875%, 1/15/21	250,000	311,906

		24,344,238

Machinery (0.1%)
Caterpillar, Inc.
1.375%, 5/27/14	350,000	353,105
3.900%, 5/27/21	350,000	384,581

Deere & Co.
4.375%, 10/16/19	$439,000	$496,134
Dover Corp.
5.450%, 3/15/18	466,000	552,751
4.300%, 3/1/21	500,000	564,847
Eaton Corp.
6.950%, 3/20/19	1,500,000	1,916,709
Harsco Corp.
2.700%, 10/15/15	719,000	737,547
IDEX Corp.
4.200%, 12/15/21	300,000	304,337
Illinois Tool Works, Inc.
6.250%, 4/1/19	500,000	621,125
3.375%, 9/15/21§	300,000	310,581
Joy Global, Inc.
5.125%, 10/15/21	400,000	425,454
Pall Corp.
5.000%, 6/15/20	200,000	222,200
Parker Hannifin Corp.
5.500%, 5/15/18	500,000	586,644
Pentair, Inc.
5.000%, 5/15/21	450,000	473,267
Snap-On, Inc.
4.250%, 1/15/18	200,000	216,036
Xylem, Inc.
3.550%, 9/20/16§	500,000	514,473

		8,679,791

Professional Services (0.0%)
Dun & Bradstreet Corp.
2.875%, 11/15/15	230,000	234,964
Equifax, Inc.
4.450%, 12/1/14	269,000	284,076
Verisk Analytics, Inc.
5.800%, 5/1/21	500,000	531,250

		1,050,290

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	346,000	408,231
4.700%, 10/1/19	525,000	587,054
3.600%, 9/1/20	1,500,000	1,565,571
Canadian National Railway Co.
4.400%, 3/15/13	1,000,000	1,042,765
5.550%, 3/1/19	783,000	935,006
Canadian Pacific Railway Co.
6.500%, 5/15/18	159,000	180,435
7.250%, 5/15/19	600,000	705,585
Con-way, Inc.
7.250%, 1/15/18	500,000	562,844
CSX Corp.
5.750%, 3/15/13	1,000,000	1,054,662
6.250%, 4/1/15	1,069,000	1,221,432
6.250%, 3/15/18	460,000	549,507
7.375%, 2/1/19	693,000	866,240
3.700%, 10/30/20	200,000	204,503
4.250%, 6/1/21	500,000	534,296
JB Hunt Transport Services, Inc.
3.375%, 9/15/15	269,000	274,031
Norfolk Southern Corp.
7.700%, 5/15/17	1,129,000	1,435,625

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

5.750%, 4/1/18	$346,000	$408,643
5.900%, 6/15/19	1,145,000	1,388,703
Ryder System, Inc.
7.200%, 9/1/15	474,000	551,572
3.600%, 3/1/16	439,000	459,464
5.850%, 11/1/16	699,000	798,452
Union Pacific Corp.
5.450%, 1/31/13	1,000,000	1,046,462
5.125%, 2/15/14	500,000	539,517
6.125%, 2/15/20	1,346,000	1,650,946
4.000%, 2/1/21	170,000	181,712

		19,153,258

Trading Companies & Distributors (0.0%)
GATX Corp.
8.750%, 5/15/14	300,000	341,608
4.750%, 5/15/15	160,000	171,249
3.500%, 7/15/16	200,000	200,937

		713,794

Total Industrials		119,280,813

Information Technology (1.4%)
Communications Equipment (0.2%)
Cisco Systems, Inc.
1.625%, 3/14/14	1,700,000	1,727,791
5.500%, 2/22/16	3,214,000	3,731,336
3.150%, 3/14/17	500,000	530,567
4.950%, 2/15/19	2,381,000	2,760,291
4.450%, 1/15/20	1,346,000	1,529,702
Harris Corp.
5.000%, 10/1/15	200,000	218,659
6.375%, 6/15/19	165,000	191,071
4.400%, 12/15/20	1,000,000	1,018,360
Motorola Solutions, Inc.
6.000%, 11/15/17	741,000	835,771
Nokia Oyj
5.375%, 5/15/19	846,000	840,569

		13,384,117

Computers & Peripherals (0.3%)
Dell, Inc.
1.400%, 9/10/13	2,200,000	2,210,943
5.625%, 4/15/14	139,000	152,610
2.300%, 9/10/15	200,000	204,785
5.875%, 6/15/19	769,000	893,640
Hewlett-Packard Co.
4.500%, 3/1/13	416,000	427,837
1.250%, 9/13/13	5,300,000	5,220,202
4.750%, 6/2/14	1,693,000	1,787,924
2.125%, 9/13/15	300,000	294,417
2.650%, 6/1/16	2,000,000	1,986,766
5.500%, 3/1/18	2,500,000	2,786,541
4.300%, 6/1/21	1,000,000	1,027,205
Lexmark International, Inc.
5.900%, 6/1/13	300,000	312,092

		17,304,962

Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp.
4.750%, 11/15/14	269,000	287,059

Arrow Electronics, Inc.
3.375%, 11/1/15	$500,000	$506,477
6.000%, 4/1/20	304,000	318,818
Avnet, Inc.
5.875%, 6/15/20	1,000,000	1,099,501
Corning, Inc.
6.625%, 5/15/19	74,000	89,336
4.250%, 8/15/20	180,000	191,723

		2,492,914

Internet Software & Services (0.1%)
eBay, Inc.
0.875%, 10/15/13	85,000	85,459
1.625%, 10/15/15	700,000	705,839
3.250%, 10/15/20	200,000	198,907
Google, Inc.
1.250%, 5/19/14	850,000	861,280
2.125%, 5/19/16	850,000	882,924
3.625%, 5/19/21	850,000	933,027

		3,667,436

IT Services (0.3%)
Computer Sciences Corp.
5.500%, 3/15/13	700,000	700,628
6.500%, 3/15/18	1,000,000	993,615
Fiserv, Inc.
3.125%, 10/1/15	1,000,000	1,020,424
6.800%, 11/20/17	500,000	591,080
HP Enterprise Services LLC
6.000%, 8/1/13	513,000	543,635
International Business Machines Corp.
2.100%, 5/6/13	1,700,000	1,736,359
1.000%, 8/5/13	4,455,000	4,487,336
1.250%, 5/12/14	850,000	858,845
1.950%, 7/22/16	950,000	972,538
5.700%, 9/14/17	5,539,000	6,700,254
SAIC, Inc.
4.450%, 12/1/20	200,000	214,078
Western Union Co.
6.500%, 2/26/14	700,000	763,057
5.253%, 4/1/20	1,002,000	1,113,698

		20,695,547

Office Electronics (0.1%)
Xerox Corp.
5.650%, 5/15/13	500,000	523,595
8.250%, 5/15/14	184,000	207,971
4.250%, 2/15/15	1,673,000	1,742,477
6.750%, 2/1/17	1,224,000	1,397,081
6.350%, 5/15/18	803,000	907,173
5.625%, 12/15/19	539,000	588,738
4.500%, 5/15/21	185,000	188,429

		5,555,464

Semiconductors & Semiconductor Equipment (0.1%)
Analog Devices, Inc.
5.000%, 7/1/14	373,000	407,069
3.000%, 4/15/16	400,000	421,575
Broadcom Corp.
1.500%, 11/1/13	500,000	504,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Intel Corp.
1.950%, 10/1/16	$1,500,000	$1,535,509
3.300%, 10/1/21	847,000	880,975
KLA-Tencor Corp.
6.900%, 5/1/18	269,000	311,010
Maxim Integrated Products, Inc.
3.450%, 6/14/13	269,000	276,846
National Semiconductor Corp.
3.950%, 4/15/15	1,000,000	1,090,019
Texas Instruments, Inc.
0.875%, 5/15/13	500,000	501,981
1.375%, 5/15/14	850,000	860,733
2.375%, 5/16/16	850,000	885,165

		7,675,211

Software (0.3%)
Adobe Systems, Inc.
3.250%, 2/1/15	269,000	280,807
4.750%, 2/1/20	837,000	900,560
CA, Inc.
6.125%, 12/1/14	200,000	219,476
5.375%, 12/1/19	800,000	873,220
Intuit, Inc.
5.750%, 3/15/17	1,000,000	1,142,208
Microsoft Corp.
2.950%, 6/1/14	1,837,000	1,941,698
2.500%, 2/8/16	3,000,000	3,191,765
4.200%, 6/1/19	386,000	438,497
3.000%, 10/1/20	500,000	531,147
4.000%, 2/8/21	1,500,000	1,690,571
Oracle Corp.
4.950%, 4/15/13	1,000,000	1,055,836
3.750%, 7/8/14	475,000	509,185
5.250%, 1/15/16	2,766,000	3,198,351
5.750%, 4/15/18	1,304,000	1,581,880
5.000%, 7/8/19	3,500,000	4,109,587
Symantec Corp.
2.750%, 9/15/15	100,000	101,061
4.200%, 9/15/20	1,100,000	1,110,178

		22,876,027

Total Information Technology		93,651,678

Materials (1.5%)
Chemicals (0.6%)
Agrium, Inc.
6.750%, 1/15/19	500,000	609,257
Air Products and Chemicals, Inc.
2.000%, 8/2/16	235,000	240,308
4.375%, 8/21/19	339,000	379,837
Airgas, Inc.
2.850%, 10/1/13	269,000	273,709
3.250%, 10/1/15	700,000	721,460
Albemarle Corp.
4.500%, 12/15/20	500,000	535,650
Cabot Corp.
5.000%, 10/1/16	339,000	361,660
Cytec Industries, Inc.
8.950%, 7/1/17	500,000	602,917
Dow Chemical Co.
7.600%, 5/15/14	747,000	844,122

5.900%, 2/15/15	$500,000	$555,707
2.500%, 2/15/16	2,310,000	2,323,712
8.550%, 5/15/19	2,205,000	2,866,634
4.250%, 11/15/20	1,690,000	1,761,970
E.I. du Pont de Nemours & Co.
5.000%, 1/15/13	100,000	104,559
5.000%, 7/15/13	2,208,000	2,354,172
1.750%, 3/25/14	1,000,000	1,022,017
3.250%, 1/15/15	1,073,000	1,142,660
1.950%, 1/15/16	1,000,000	1,027,914
5.250%, 12/15/16	69,000	80,456
6.000%, 7/15/18	1,597,000	1,958,425
5.750%, 3/15/19	500,000	603,743
4.625%, 1/15/20	69,000	79,289
3.625%, 1/15/21	1,500,000	1,639,182
Eastman Chemical Co.
5.500%, 11/15/19	372,000	420,766
Lubrizol Corp.
8.875%, 2/1/19	500,000	685,447
Monsanto Co.
5.125%, 4/15/18	769,000	904,638
Potash Corp. of Saskatchewan, Inc.
5.250%, 5/15/14	1,075,000	1,174,870
3.750%, 9/30/15	295,000	317,714
3.250%, 12/1/17	500,000	524,214
6.500%, 5/15/19	760,000	941,750
4.875%, 3/30/20	194,000	222,510
PPG Industries, Inc.
5.750%, 3/15/13	668,000	703,691
1.900%, 1/15/16	650,000	647,811
6.650%, 3/15/18	300,000	363,066
3.600%, 11/15/20	350,000	367,007
Praxair, Inc.
2.125%, 6/14/13	1,669,000	1,701,170
4.625%, 3/30/15	849,000	941,274
4.500%, 8/15/19	700,000	799,301
4.050%, 3/15/21	500,000	553,679
3.000%, 9/1/21	500,000	511,729
Rohm & Haas Co.
5.600%, 3/15/13	1,554,000	1,621,833
RPM International, Inc.
6.125%, 10/15/19	600,000	653,445
Sherwin-Williams Co.
3.125%, 12/15/14	373,000	394,704
Valspar Corp.
7.250%, 6/15/19	339,000	410,236

		36,950,215

Construction Materials (0.0%)
Martin Marietta Materials, Inc.
6.600%, 4/15/18	300,000	321,790

Containers & Packaging (0.0%)
Bemis Co., Inc.
5.650%, 8/1/14	653,000	713,454
6.800%, 8/1/19	321,000	382,168
Packaging Corp. of America
5.750%, 8/1/13	411,000	432,577

		1,528,199

Metals & Mining (0.8%)
Alcoa, Inc.
6.000%, 7/15/13	2,008,000	2,128,586

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

6.750%, 7/15/18	$789,000	$873,288
5.720%, 2/23/19	300,000	308,784
6.150%, 8/15/20	1,000,000	1,049,685
5.400%, 4/15/21	1,250,000	1,256,969
Allegheny Technologies, Inc.
9.375%, 6/1/19	504,000	638,498
5.950%, 1/15/21	90,000	96,678
ArcelorMittal S.A.
5.375%, 6/1/13	708,000	724,348
9.000%, 2/15/15	506,000	568,086
3.750%, 8/5/15	2,500,000	2,395,596
6.125%, 6/1/18	774,000	762,201
9.850%, 6/1/19	898,000	993,489
5.250%, 8/5/20	1,500,000	1,355,858
5.500%, 3/1/21	1,500,000	1,385,693
Barrick Gold Corp.
1.750%, 5/30/14	950,000	956,725
2.900%, 5/30/16	800,000	825,497
6.950%, 4/1/19	1,923,000	2,360,722
Barrick North America Finance LLC
4.400%, 5/30/21	1,250,000	1,354,886
BHP Billiton Finance USA Ltd.
4.800%, 4/15/13	248,000	260,949
5.500%, 4/1/14	2,046,000	2,254,898
1.125%, 11/21/14	1,250,000	1,254,904
7.250%, 3/1/16	598,000	717,610
1.875%, 11/21/16	750,000	755,841
5.400%, 3/29/17	139,000	161,337
6.500%, 4/1/19	2,046,000	2,552,204
3.250%, 11/21/21	250,000	258,560
Cliffs Natural Resources, Inc.
5.900%, 3/15/20	700,000	757,920
4.800%, 10/1/20	143,000	144,292
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17	2,893,000	3,059,348
Newmont Mining Corp.
5.125%, 10/1/19	928,000	1,031,777
Nucor Corp.
5.750%, 12/1/17	708,000	837,412
5.850%, 6/1/18	700,000	835,726
Rio Tinto Alcan, Inc.
4.500%, 5/15/13	500,000	520,864
5.000%, 6/1/15	1,000,000	1,085,000
Rio Tinto Finance USA Ltd.
8.950%, 5/1/14	968,000	1,133,188
1.875%, 11/2/15	2,500,000	2,510,283
2.500%, 5/20/16	600,000	618,167
2.250%, 9/20/16	1,000,000	1,022,156
6.500%, 7/15/18	920,000	1,105,301
9.000%, 5/1/19	487,000	665,768
3.500%, 11/2/20	1,000,000	1,030,501
4.125%, 5/20/21	1,250,000	1,344,878
3.750%, 9/20/21	1,000,000	1,047,947
Southern Copper Corp.
5.375%, 4/16/20	118,000	121,618
Teck Resources Ltd.
9.750%, 5/15/14	500,000	588,750
3.850%, 8/15/17	3,000,000	3,142,500
Vale Overseas Ltd.
6.250%, 1/23/17	2,426,000	2,745,876
5.625%, 9/15/19	500,000	550,303
4.625%, 9/15/20	1,500,000	1,554,781

WMC Finance USA Ltd.
5.125%, 5/15/13	$500,000	$528,787
Xstrata Canada Corp.
5.500%, 6/15/17	512,000	557,617

		56,792,652

Paper & Forest Products (0.1%)
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21	1,600,000	1,650,234
International Paper Co.
5.300%, 4/1/15	1,009,000	1,091,837
7.950%, 6/15/18	1,744,000	2,112,386
9.375%, 5/15/19	500,000	652,283

		5,506,740

Total Materials		101,099,596

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.
4.950%, 1/15/13	3,608,000	3,757,268
6.700%, 11/15/13	1,000,000	1,103,473
4.850%, 2/15/14	846,000	911,531
5.100%, 9/15/14	768,000	845,440
2.500%, 8/15/15	4,000,000	4,127,714
2.950%, 5/15/16	1,100,000	1,151,525
5.625%, 6/15/16	416,000	481,753
2.400%, 8/15/16	480,000	489,343
5.500%, 2/1/18	3,700,000	4,293,323
5.800%, 2/15/19	1,589,000	1,867,813
4.450%, 5/15/21	1,000,000	1,083,390
3.875%, 8/15/21	310,000	327,117
BellSouth Corp.
5.200%, 9/15/14	1,571,000	1,726,082
British Telecommunications plc
5.150%, 1/15/13	800,000	832,119
5.950%, 1/15/18	1,000,000	1,103,975
CenturyLink, Inc.
6.450%, 6/15/21	1,000,000	996,328
Series Q 6.150%, 9/15/19	500,000	496,045
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13	1,046,000	1,099,349
4.875%, 7/8/14	1,423,000	1,512,618
6.750%, 8/20/18	1,500,000	1,784,341
6.000%, 7/8/19	750,000	862,275
Embarq Corp.
7.082%, 6/1/16	2,804,000	3,034,557
France Telecom S.A.
4.375%, 7/8/14	846,000	890,072
2.125%, 9/16/15	1,000,000	987,957
2.750%, 9/14/16	1,000,000	999,043
5.375%, 7/8/19	1,000,000	1,114,857
4.125%, 9/14/21	1,000,000	1,012,292
Qwest Corp.
7.500%, 10/1/14	557,000	609,915
8.375%, 5/1/16	1,364,000	1,548,140
6.500%, 6/1/17	750,000	819,375
Telecom Italia Capital S.A.
5.250%, 11/15/13	1,273,000	1,228,267
6.175%, 6/18/14	1,960,000	1,885,454
5.250%, 10/1/15	1,416,000	1,310,680

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

6.999%, 6/4/18	$1,000,000	$933,077
7.175%, 6/18/19	690,000	641,707
Telefonica Emisiones S.A.U.
2.582%, 4/26/13	2,000,000	1,953,972
4.949%, 1/15/15	320,000	318,472
3.729%, 4/27/15	370,000	353,755
3.992%, 2/16/16	2,955,000	2,830,751
6.421%, 6/20/16	346,000	359,442
6.221%, 7/3/17	473,000	491,188
5.877%, 7/15/19	425,000	421,394
5.134%, 4/27/20	629,000	590,744
5.462%, 2/16/21	2,210,000	2,106,747
Telefonos de Mexico S.A.B. de C.V.
5.500%, 11/15/19	1,000,000	1,101,183
Verizon Communications, Inc.
4.350%, 2/15/13	3,000,000	3,118,629
5.250%, 4/15/13	693,000	732,046
1.950%, 3/28/14	2,500,000	2,550,208
5.550%, 2/15/16	2,430,000	2,799,656
5.500%, 2/15/18	1,611,000	1,877,763
6.100%, 4/15/18	208,000	249,677
8.750%, 11/1/18	2,000,000	2,707,249
6.350%, 4/1/19	1,846,000	2,258,843
4.600%, 4/1/21	1,500,000	1,686,044
Virgin Media Secured Finance plc
5.250%, 1/15/21	1,500,000	1,586,069

		77,962,047

Wireless Telecommunication Services (0.4%)
America Movil S.A.B. de C.V.
2.375%, 9/8/16	2,000,000	1,998,984
5.625%, 11/15/17	2,280,000	2,634,083
5.000%, 3/30/20	2,086,000	2,321,033
American Tower Corp.
4.625%, 4/1/15	1,852,000	1,924,920
7.000%, 10/15/17	250,000	285,707
5.050%, 9/1/20	771,000	773,530
Cellco Partnership/Verizon Wireless Capital LLC
5.550%, 2/1/14	4,193,000	4,559,713
8.500%, 11/15/18	2,120,000	2,864,040
Rogers Communications, Inc.
6.375%, 3/1/14	2,000,000	2,201,290
6.800%, 8/15/18	1,116,000	1,354,882
Vodafone Group plc
5.000%, 12/16/13	208,000	222,255
4.150%, 6/10/14	777,000	824,715
5.000%, 9/15/15	3,000,000	3,335,792
5.625%, 2/27/17	1,916,000	2,233,273
4.625%, 7/15/18	80,000	89,171
5.450%, 6/10/19	1,139,000	1,332,328

		28,955,716

Total Telecommunication Services		106,917,763

Utilities (2.0%)
Electric Utilities (1.5%)
Alabama Power Co.
5.800%, 11/15/13	1,000,000	1,090,021
5.500%, 10/15/17	35,000	41,715
Ameren Illinois Co.
9.750%, 11/15/18	1,000,000	1,265,466

Arizona Public Service Co.
5.800%, 6/30/14	$1,000,000	$1,101,441
8.750%, 3/1/19	461,000	588,465
Baltimore Gas & Electric Co.
6.125%, 7/1/13	346,000	371,009
Carolina Power & Light Co.
5.300%, 1/15/19	1,500,000	1,758,397
CenterPoint Energy Houston Electric LLC
7.000%, 3/1/14	846,000	952,678
Cleveland Electric Illuminating Co.
5.700%, 4/1/17	700,000	763,035
Columbus Southern Power Co.
5.500%, 3/1/13	208,000	218,122
Commonwealth Edison Co.
1.625%, 1/15/14	300,000	301,618
5.950%, 8/15/16	500,000	585,550
1.950%, 9/1/16	175,000	174,531
6.150%, 9/15/17	940,000	1,111,563
4.000%, 8/1/20	271,000	291,943
Connecticut Light & Power Co.
Series 09-A 5.500%, 2/1/19	500,000	580,823
Consolidated Edison Co. of New York, Inc.
6.650%, 4/1/19	500,000	635,402
4.450%, 6/15/20	1,500,000	1,707,711
Series 02-B 4.875%, 2/1/13	922,000	962,836
7.125%, 12/1/18	943,000	1,220,353
Consumers Energy Co.
6.700%, 9/15/19	1,596,000	2,024,616
Dayton Power & Light Co.
5.125%, 10/1/13	1,000,000	1,065,000
Detroit Edison Co.
6.400%, 10/1/13	500,000	546,666
5.600%, 6/15/18	250,000	298,646
Duke Energy Carolinas LLC
5.750%, 11/15/13	1,000,000	1,076,702
7.000%, 11/15/18	346,000	441,024
Duke Energy Corp.
5.650%, 6/15/13	416,000	441,015
6.300%, 2/1/14	500,000	551,607
3.350%, 4/1/15	1,469,000	1,556,017
5.050%, 9/15/19	300,000	339,939
Duke Energy Indiana, Inc.
5.000%, 9/15/13	50,000	52,847
6.050%, 6/15/16	500,000	574,958
3.750%, 7/15/20	1,000,000	1,069,904
Duke Energy Ohio, Inc.
5.450%, 4/1/19	500,000	598,125
Edison International
3.750%, 9/15/17	500,000	514,146
Entergy Arkansas, Inc.
3.750%, 2/15/21	1,000,000	1,028,632
Entergy Corp.
3.625%, 9/15/15	1,000,000	1,018,954
5.125%, 9/15/20	500,000	503,559
Entergy Texas, Inc.
7.125%, 2/1/19	500,000	616,050
Exelon Corp.
4.900%, 6/15/15	243,000	261,985
Exelon Generation Co. LLC
5.350%, 1/15/14	500,000	533,574

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

6.200%, 10/1/17	$596,000	$692,055
5.200%, 10/1/19	2,000,000	2,201,623
FirstEnergy Solutions Corp.
4.800%, 2/15/15	139,000	149,856
Florida Power & Light Co.
5.550%, 11/1/17	500,000	599,770
Florida Power Corp.
4.800%, 3/1/13	55,000	57,574
5.650%, 6/15/18	346,000	415,565
4.550%, 4/1/20	135,000	153,859
Series A 5.800%, 9/15/17	1,000,000	1,206,714
Georgia Power Co.
1.300%, 9/15/13	1,000,000	1,006,879
6.000%, 11/1/13	1,000,000	1,091,241
5.400%, 6/1/18	1,000,000	1,184,894
4.250%, 12/1/19	307,000	342,620
Great Plains Energy, Inc.
2.750%, 8/15/13	750,000	760,551
Hydro Quebec
7.500%, 4/1/16	2,000,000	2,486,317
2.000%, 6/30/16	1,000,000	1,016,845
Indiana Michigan Power Co.
7.000%, 3/15/19	1,096,000	1,388,870
Jersey Central Power & Light Co.
5.650%, 6/1/17	1,500,000	1,762,968
Kansas City Power & Light Co.
6.375%, 3/1/18	500,000	608,551
Series 09A 7.150%, 4/1/19	500,000	624,049
Kentucky Utilities Co.
1.625%, 11/1/15	1,000,000	1,000,799
LG&E and KU Energy LLC
3.750%, 11/15/20	1,000,000	1,009,605
Louisville Gas & Electric Co.
1.625%, 11/15/15	1,000,000	1,001,398
Metropolitan Edison Co.
7.700%, 1/15/19	500,000	632,610
MidAmerican Energy Co.
4.650%, 10/1/14	1,500,000	1,635,371
MidAmerican Energy Holdings Co.
5.750%, 4/1/18	750,000	865,660
Series D 5.000%, 2/15/14	170,000	180,936
Nevada Power Co.
6.500%, 8/1/18	1,208,000	1,465,440
7.125%, 3/15/19	500,000	629,488
NextEra Energy Capital Holdings, Inc.
2.550%, 11/15/13	1,185,000	1,222,018
7.875%, 12/15/15	200,000	237,507
6.000%, 3/1/19	846,000	986,270
Northern States Power Co.
1.950%, 8/15/15	1,169,000	1,190,008
5.250%, 3/1/18	1,208,000	1,433,801
NSTAR Electric Co.
5.625%, 11/15/17	750,000	899,559
Ohio Power Co.
6.000%, 6/1/16	1,000,000	1,152,006
Oncor Electric Delivery Co. LLC
5.950%, 9/1/13	500,000	536,683
5.000%, 9/30/17	1,000,000	1,118,577
6.800%, 9/1/18	500,000	609,608

Pacific Gas & Electric Co.
6.250%, 12/1/13	$500,000	$548,332
4.800%, 3/1/14	750,000	807,722
5.625%, 11/30/17	1,000,000	1,190,307
8.250%, 10/15/18	693,000	918,502
3.500%, 10/1/20	1,000,000	1,051,189
PacifiCorp
5.650%, 7/15/18	346,000	414,248
5.500%, 1/15/19	300,000	356,665
Peco Energy Co.
5.000%, 10/1/14	1,000,000	1,109,012
Portland General Electric Co.
6.100%, 4/15/19	373,000	464,586
PPL Energy Supply LLC
6.200%, 5/15/16	500,000	552,278
6.500%, 5/1/18	69,000	78,251
Progress Energy, Inc.
6.050%, 3/15/14	1,000,000	1,101,433
7.050%, 3/15/19	1,000,000	1,266,726
PSEG Power LLC
2.500%, 4/15/13	202,000	205,399
5.125%, 4/15/20	1,175,000	1,329,902
Public Service Co. of Colorado
5.125%, 6/1/19	35,000	41,437
Public Service Co. of Oklahoma
5.150%, 12/1/19	52,000	58,894
4.400%, 2/1/21	150,000	161,600
Public Service Electric & Gas Co.
5.375%, 9/1/13	208,000	223,482
6.330%, 11/1/13	1,500,000	1,646,948
5.300%, 5/1/18	596,000	704,891
Sierra Pacific Power Co.
5.450%, 9/1/13	500,000	534,567
South Carolina Electric & Gas Co.
6.500%, 11/1/18	1,000,000	1,249,948
Southern California Edison Co.
5.750%, 3/15/14	916,000	1,008,658
5.500%, 8/15/18	500,000	600,129
Southern Co.
4.150%, 5/15/14	302,000	322,610
1.950%, 9/1/16	310,000	307,748
Southern Natural Gas Co.
5.900%, 4/1/17§	846,000	954,994
Southern Power Co.
Series D 4.875%, 7/15/15	1,000,000	1,103,432
Southwestern Electric Power Co.
6.450%, 1/15/19	250,000	286,833
Southwestern Public Service Co.
Series G 8.750%, 12/1/18	500,000	664,621
Tampa Electric Co.
6.100%, 5/15/18	194,000	234,699
Toledo Edison Co.
7.250%, 5/1/20	585,000	728,658
TransAlta Corp.
4.750%, 1/15/15	1,600,000	1,728,407
UIL Holdings Corp.
4.625%, 10/1/20	500,000	535,325
Union Electric Co.
6.700%, 2/1/19	881,000	1,084,232

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Virginia Electric & Power Co.
5.400%, 4/30/18	$1,000,000	$1,183,271
Series A 4.750%, 3/1/13	208,000	217,592
5.400%, 1/15/16	930,000	1,070,115
Series B 5.000%, 6/30/19	774,000	902,305
Westar Energy, Inc.
5.100%, 7/15/20	500,000	585,381
Wisconsin Electric Power Co.
4.250%, 12/15/19	669,000	750,160
2.950%, 9/15/21	500,000	507,314
Wisconsin Power & Light Co.
5.000%, 7/15/19	269,000	313,478

		97,501,071

Gas Utilities (0.1%)
AGL Capital Corp.
3.500%, 9/15/21	500,000	503,038
Atmos Energy Corp.
8.500%, 3/15/19	650,000	856,892
Boardwalk Pipelines LP
5.750%, 9/15/19	539,000	594,457
CenterPoint Energy Resources Corp.
7.875%, 4/1/13	508,000	548,003
6.000%, 5/15/18	346,000	404,412
4.500%, 1/15/21	1,135,000	1,205,829
DCP Midstream Operating LP
3.250%, 10/1/15	200,000	203,824
El Paso Natural Gas Co.
5.950%, 4/15/17	500,000	558,336
ONEOK, Inc.
5.200%, 6/15/15	500,000	544,022
Panhandle Eastern Pipeline Co.
6.200%, 11/1/17	750,000	823,799
Questar Corp.
2.750%, 2/1/16	125,000	126,796
Southern California Gas Co.
5.500%, 3/15/14	1,250,000	1,376,873

		7,746,281

Independent Power Producers & Energy Traders (0.1%)
Constellation Energy Group, Inc.
4.550%, 6/15/15	500,000	536,780
5.150%, 12/1/20	500,000	544,704
Tennessee Valley Authority
4.750%, 8/1/13	2,000,000	2,138,815
5.500%, 7/18/17	2,894,000	3,521,572
3.875%, 2/15/21	1,830,000	2,081,803

		8,823,674

Multi-Utilities (0.3%)
Alliant Energy Corp.
4.000%, 10/15/14	269,000	279,373
Ameren Corp.
8.875%, 5/15/14	970,000	1,088,021
CenterPoint Energy, Inc.
6.500%, 5/1/18	500,000	582,169
Dominion Resources, Inc.
5.000%, 12/1/14	208,000	228,669
5.150%, 7/15/15	271,000	304,776
2.250%, 9/1/15	1,500,000	1,532,464

6.000%, 11/30/17	$941,000	$1,127,993
8.875%, 1/15/19	346,000	459,908
5.200%, 8/15/19	316,000	362,855
7.500%, 6/30/66(l)	200,000	208,000
Series A 5.600%, 11/15/16	280,000	329,251
DTE Energy Co.
7.625%, 5/15/14	1,152,000	1,311,699
6.350%, 6/1/16	208,000	241,526
Integrys Energy Group, Inc.
6.110%, 12/1/66(l)	200,000	193,000
National Grid plc
6.300%, 8/1/16	846,000	961,046
NiSource Finance Corp.
5.400%, 7/15/14	500,000	544,015
6.400%, 3/15/18	1,250,000	1,443,144
6.800%, 1/15/19	1,460,000	1,714,330
5.450%, 9/15/20	69,000	75,688
NSTAR
4.500%, 11/15/19	269,000	297,886
PG&E Corp.
5.750%, 4/1/14	500,000	550,288
SCANA Corp.
6.250%, 4/1/20	200,000	232,497
Sempra Energy
6.000%, 2/1/13	208,000	218,582
6.500%, 6/1/16	409,000	481,180
9.800%, 2/15/19	1,000,000	1,345,363
Veolia Environnement S.A.
6.000%, 6/1/18	1,067,000	1,180,922
Wisconsin Energy Corp.
6.250%, 5/15/67(l)	530,000	530,000
Xcel Energy, Inc.
4.700%, 5/15/20	1,000,000	1,115,836

		18,940,481

Water Utilities (0.0%)
United Utilities plc
5.375%, 2/1/19	500,000	516,968

Total Utilities		133,528,475

Total Corporate Bonds		1,953,766,220

Government Securities (67.2%)
Agency ABS (4.0%)
Federal Farm Credit Bank
1.750%, 2/21/13	7,000,000	7,121,066
1.375%, 6/25/13	500,000	507,865
1.125%, 2/27/14	4,000,000	4,055,744
Federal Home Loan Bank
1.125%, 5/18/12	1,000	1,004
1.750%, 8/22/12	1,000	1,010
4.500%, 11/15/12	1,000	1,038
1.500%, 1/16/13	2,000,000	2,027,464
1.625%, 3/20/13	10,346,000	10,521,124
1.875%, 6/21/13	7,346,000	7,516,435
4.500%, 9/16/13	5,000,000	5,354,246
0.550%, 10/25/13	1,200,000	1,201,179
0.375%, 11/27/13	5,500,000	5,497,793
0.875%, 12/27/13	2,000,000	2,019,666
1.375%, 5/28/14	5,750,000	5,877,491
2.750%, 12/12/14	5,000,000	5,301,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Federal Home Loan Mortgage Corp.
1.375%, 1/9/13	$1,386,000	$1,402,476
1.625%, 4/15/13	10,000,000	10,177,493
0.700%, 4/29/13	200,000	200,081
0.750%, 6/7/13	1,200,000	1,201,122
4.000%, 6/12/13	5,000,000	5,263,479
0.500%, 10/3/13	1,500,000	1,499,660
0.500%, 10/18/13	2,500,000	2,501,098
0.550%, 10/25/13	3,000,000	3,000,989
0.875%, 10/28/13	10,000,000	10,077,307
0.375%, 11/27/13	5,000,000	4,998,942
0.550%, 12/27/13	1,500,000	1,500,418
0.550%, 1/9/14	5,000,000	5,000,438
1.375%, 2/25/14	5,000,000	5,095,159
0.700%, 5/1/14	1,200,000	1,200,902
0.800%, 10/24/14	1,200,000	1,200,892
1.000%, 11/3/14	3,000,000	3,006,305
5.000%, 11/13/14	1,000,000	1,122,983
0.750%, 11/25/14	5,000,000	5,018,746
1.000%, 12/5/14	600,000	602,222
0.875%, 12/19/14	1,500,000	1,502,514
1.000%, 12/19/14	1,200,000	1,204,398
1.350%, 1/6/15	600,000	600,102
0.850%, 1/9/15	5,000,000	5,006,076
0.800%, 1/13/15	1,000,000	1,000,008
2.875%, 2/9/15	5,020,000	5,363,081
1.000%, 6/30/15	1,500,000	1,503,732
1.500%, 7/13/15	600,000	603,288
1.750%, 9/10/15	5,000,000	5,167,517
1.050%, 9/28/15	600,000	600,529
4.750%, 1/19/16	3,500,000	4,038,049
1.600%, 11/2/16	1,200,000	1,207,428
1.625%, 11/14/16	1,200,000	1,207,954
Federal National Mortgage Association
1.750%, 2/22/13	6,386,000	6,497,829
0.750%, 2/26/13	10,000,000	10,061,470
1.750%, 5/7/13	5,600,000	5,717,205
1.500%, 6/26/13	1,000,000	1,018,066
0.500%, 8/9/13	10,000,000	10,030,421
1.125%, 9/17/13	1,000,000	1,011,684
1.000%, 9/23/13	8,000,000	8,094,300
1.125%, 9/30/13	2,079,000	2,105,547
0.500%, 10/3/13	1,500,000	1,499,660
1.125%, 10/8/13	2,539,000	2,568,833
1.000%, 10/15/13	539,000	544,148
0.600%, 10/25/13	3,000,000	3,005,011
0.750%, 12/18/13	5,000,000	5,032,631
0.500%, 12/27/13	4,000,000	3,998,152
1.450%, 1/24/14	2,000,000	2,001,504
1.375%, 1/27/14	800,000	800,633
1.550%, 1/27/14	500,000	500,407
1.350%, 2/24/14	539,000	548,453
1.250%, 2/27/14	5,000,000	5,082,000
0.700%, 10/17/14	3,000,000	2,998,572
0.800%, 10/17/14	3,000,000	3,002,452
1.000%, 12/5/14	3,000,000	3,006,728
0.750%, 12/19/14	11,500,000	11,531,537
5.000%, 3/2/15	1,000,000	1,133,817
2.375%, 7/28/15	5,000,000	5,271,900
2.150%, 8/4/15	269,000	281,640
2.000%, 9/21/15	400,000	416,821
1.875%, 10/15/15	339,000	351,390

1.625%, 10/26/15	$5,000,000	$5,133,519
2.375%, 4/11/16	5,000,000	5,289,327
2.250%, 6/6/16	1,200,000	1,209,632
2.200%, 7/5/16	600,000	600,319
1.250%, 9/28/16	6,000,000	6,033,985
1.750%, 11/14/16	1,200,000	1,209,986
Financing Corp.
10.700%, 10/6/17	1,200,000	1,827,728

		269,496,820

Foreign Governments (2.4%)
Canadian Government Bond
2.375%, 9/10/14	2,485,000	2,609,538
Development Bank of Japan
4.250%, 6/9/15	500,000	548,023
5.125%, 2/1/17	1,000,000	1,170,305
Egypt Government AID Bonds
4.450%, 9/15/15	1,000,000	1,118,016
Export-Import Bank of Korea
8.125%, 1/21/14	2,789,000	3,076,779
5.875%, 1/14/15	800,000	856,960
4.125%, 9/9/15	2,650,000	2,711,453
5.125%, 6/29/20	500,000	522,406
4.000%, 1/29/21	1,500,000	1,438,547
Federative Republic of Brazil
10.250%, 6/17/13	1,693,000	1,913,090
7.875%, 3/7/15	2,000,000	2,387,153
6.000%, 1/17/17	3,000,000	3,510,000
8.000%, 1/15/18	1,449,500	1,696,320
5.875%, 1/15/19	2,500,000	2,961,794
8.875%, 10/14/19	554,000	774,296
4.875%, 1/22/21	1,500,000	1,676,250
Japan Finance Corp.
4.250%, 6/18/13	416,000	435,872
2.875%, 2/2/15	2,500,000	2,626,990
2.500%, 1/21/16	2,000,000	2,084,802
2.500%, 5/18/16	1,000,000	1,041,841
Japan Finance Organization for Municipalities
4.625%, 4/21/15	1,500,000	1,668,120
5.000%, 5/16/17	1,000,000	1,164,980
4.000%, 1/13/21	600,000	663,708
Korea Development Bank
5.300%, 1/17/13	1,516,000	1,556,629
5.750%, 9/10/13	70,000	73,549
8.000%, 1/23/14	2,500,000	2,752,474
4.375%, 8/10/15	615,000	633,179
3.250%, 3/9/16	100,000	98,101
4.000%, 9/9/16	1,000,000	1,008,596
Korea Finance Corp.
3.250%, 9/20/16	650,000	638,893
People’s Republic of China
4.750%, 10/29/13	1,000,000	1,060,900
Province of British Columbia
2.850%, 6/15/15	1,724,000	1,836,803
2.100%, 5/18/16	1,000,000	1,038,950
Province of Manitoba
2.125%, 4/22/13	3,000,000	3,053,716
1.375%, 4/28/14	300,000	303,165
4.900%, 12/6/16	650,000	751,518
Province of New Brunswick
2.750%, 6/15/18	1,250,000	1,276,064

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Province of Nova Scotia
2.375%, 7/21/15	$500,000	$519,054
5.125%, 1/26/17	1,233,000	1,440,275
Province of Ontario
3.500%, 7/15/13	1,000,000	1,042,157
1.375%, 1/27/14	6,000,000	6,062,365
4.100%, 6/16/14	2,193,000	2,358,633
2.950%, 2/5/15	2,000,000	2,108,593
2.700%, 6/16/15	6,000,000	6,291,347
5.450%, 4/27/16	700,000	813,903
2.300%, 5/10/16	2,000,000	2,063,297
4.950%, 11/28/16	416,000	478,977
4.000%, 10/7/19	777,000	858,677
4.400%, 4/14/20	5,000,000	5,663,622
Province of Quebec
4.875%, 5/5/14	416,000	453,288
4.600%, 5/26/15	1,270,000	1,412,440
5.125%, 11/14/16	1,520,000	1,764,524
4.625%, 5/14/18	1,416,000	1,622,499
3.500%, 7/29/20	1,500,000	1,605,902
Republic of Chile
5.500%, 1/15/13	996,000	1,042,449
3.875%, 8/5/20	400,000	431,524
Republic of Colombia
8.250%, 12/22/14	1,500,000	1,763,909
7.375%, 1/27/17	1,500,000	1,832,297
7.375%, 3/18/19	2,000,000	2,529,662
4.375%, 7/12/21	2,000,000	2,144,259
Republic of Hungary
4.750%, 2/3/15	1,500,000	1,377,721
6.250%, 1/29/20	1,500,000	1,353,750
6.375%, 3/29/21	2,750,000	2,516,250
Republic of Italy
4.375%, 6/15/13	693,000	684,427
2.125%, 9/16/13	1,500,000	1,422,450
4.500%, 1/21/15	3,002,000	2,826,181
3.125%, 1/26/15	4,500,000	4,065,065
5.250%, 9/20/16	1,901,000	1,768,591
5.375%, 6/12/17	2,500,000	2,306,683
Republic of Korea
4.250%, 6/1/13	500,000	515,832
5.750%, 4/16/14	1,846,000	1,994,788
4.875%, 9/22/14	545,000	584,237
7.125%, 4/16/19	1,546,000	1,926,625
Republic of Panama
7.250%, 3/15/15	1,000,000	1,156,085
5.200%, 1/30/20	943,000	1,067,861
Republic of Peru
8.375%, 5/3/16	720,000	893,874
7.125%, 3/30/19	1,209,000	1,520,318
Republic of Poland
5.250%, 1/15/14	500,000	517,047
3.875%, 7/16/15	1,443,000	1,457,430
5.000%, 10/19/15	1,193,000	1,254,218
6.375%, 7/15/19	2,923,000	3,236,307
5.125%, 4/21/21	1,500,000	1,522,500
Republic of South Africa
6.500%, 6/2/14	500,000	548,404
6.875%, 5/27/19	1,745,000	2,108,956
5.500%, 3/9/20	2,000,000	2,237,204
State of Israel
4.625%, 6/15/13	300,000	312,394

5.125%, 3/1/14	$1,069,000	$1,145,590
5.500%, 11/9/16	464,000	530,820
5.125%, 3/26/19	1,387,000	1,537,405
United Mexican States
6.375%, 1/16/13	208,000	217,336
5.875%, 2/17/14	3,020,000	3,262,686
6.625%, 3/3/15	474,000	538,498
5.625%, 1/15/17	4,336,000	4,982,111
5.950%, 3/19/19	1,693,000	2,014,306
8.125%, 12/30/19	1,458,000	2,089,049
5.125%, 1/15/20	3,000,000	3,442,345

		161,978,777

Municipal Bonds (0.2%)
Bay Area Toll Authority California State
6.793%, 4/1/30	4,000	4,748
7.043%, 4/1/50	4,000	5,263
Central Puget Sound Washington Regional Transportation Authority
5.491%, 11/1/39	4,000	4,795
City & County of Denver, Colorado
5.650%, 8/1/30	4,000	4,335
City of Chicago, Illinois
6.845%, 1/1/38	2,000	2,199
6.395%, 1/1/40	4,000	4,825
Clark County, Nevada Airport
6.881%, 7/1/42	4,000	4,427
Los Angeles, California Community College District
6.750%, 8/1/49	4,000	5,095
Metropolitan Government of Nashville & Davidson County Convention Center Authority
6.731%, 7/1/43	204,000	239,849
Municipal Electric Authority of Georgia
6.637%, 4/1/57	2,000	2,079
7.055%, 4/1/57	4,000	4,065
New York City Municipal Water Finance Authority
5.724%, 6/15/42	2,000	2,401
6.011%, 6/15/42	4,000	5,039
New York City Transitional Finance Authority
5.508%, 8/1/37	8,000	9,296
New York State Urban Development Corp.
5.770%, 3/15/39	2,000	2,365
Ohio State University
4.910%, 6/1/40	4,000	4,529
Pennsylvania State Turnpike Commission
5.511%, 12/1/45	1,000	1,121
5.561%, 12/1/49	3,000	3,411
Puerto Rico Commonwealth Government Development Bank
3.670%, 5/1/14	1,000,000	1,010,850
4.704%, 5/1/16	1,000,000	1,035,880
Salt River Project Agricultural Improvement & Power District
4.839%, 1/1/41	2,000	2,249
San Diego County, California Water Authority
6.138%, 5/1/49	4,000	5,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

State of California
4.850%, 10/1/14	$500,000	$532,405
5.450%, 4/1/15	250,000	272,717
3.950%, 11/1/15	1,250,000	1,310,525
5.950%, 4/1/16	35,000	39,401
5.750%, 3/1/17	200,000	224,256
6.200%, 3/1/19	200,000	229,750
6.200%, 10/1/19	400,000	455,932
State of Illinois
3.321%, 1/1/13	269,000	273,525
4.071%, 1/1/14	269,000	276,198
4.421%, 1/1/15	269,000	278,445
4.961%, 3/1/16	3,400,000	3,591,046
5.665%, 3/1/18	2,000,000	2,128,560
State of New York
5.206%, 10/1/31	4,000	4,398

		11,981,009

Supranational (2.8%)
African Development Bank
3.000%, 5/27/14	1,193,000	1,257,188
6.875%, 10/15/15	200,000	218,050
2.500%, 3/15/16	2,000,000	2,119,636
Asian Development Bank
1.625%, 7/15/13	5,000,000	5,078,941
2.750%, 5/21/14	3,100,000	3,249,081
0.875%, 6/10/14	715,000	717,737
4.250%, 10/20/14	416,000	455,987
2.500%, 3/15/16	2,500,000	2,642,144
5.500%, 6/27/16	3,646,000	4,331,433
1.875%, 10/23/18	1,650,000	1,669,976
Corp. Andina de Fomento
3.750%, 1/15/16	2,000,000	2,022,756
5.750%, 1/12/17	346,000	376,947
8.125%, 6/4/19	979,000	1,196,599
Council of Europe Development Bank
2.750%, 2/10/15	500,000	517,721
2.625%, 2/16/16	1,500,000	1,550,994
European Bank for Reconstruction & Development
3.625%, 6/17/13	400,000	416,855
2.750%, 4/20/15	700,000	735,358
2.500%, 3/15/16	3,500,000	3,658,111
European Investment Bank
1.625%, 3/15/13	3,000,000	3,020,455
2.875%, 3/15/13	2,000,000	2,043,229
3.250%, 5/15/13	3,193,000	3,286,407
4.250%, 7/15/13	3,109,000	3,256,001
1.250%, 9/17/13	10,000,000	10,013,051
2.375%, 3/14/14	3,000,000	3,070,110
3.000%, 4/8/14	5,693,000	5,907,320
1.500%, 5/15/14	2,500,000	2,509,852
4.625%, 5/15/14	3,760,000	4,048,447
3.125%, 6/4/14	1,346,000	1,403,461
1.125%, 8/15/14	4,000,000	3,973,570
0.875%, 12/15/14	2,000,000	1,966,707
2.875%, 1/15/15	1,693,000	1,762,872
2.750%, 3/23/15	1,500,000	1,558,065
1.375%, 10/20/15	6,000,000	5,940,345
4.875%, 2/16/16	2,018,000	2,269,077
2.250%, 3/15/16	7,000,000	7,142,760
5.125%, 9/13/16	2,000,000	2,290,688

4.875%, 1/17/17	$2,471,000	$2,815,366
5.125%, 5/30/17	3,401,000	3,934,314
2.875%, 9/15/20	2,250,000	2,257,306
4.000%, 2/16/21	2,000,000	2,168,796
Export Development Canada
1.750%, 9/24/12	3,000	3,030
3.500%, 5/16/13	2,416,000	2,516,319
2.250%, 5/28/15	2,500,000	2,618,355
Inter-American Development Bank
3.500%, 3/15/13	693,000	717,504
3.000%, 4/22/14	6,500,000	6,842,698
2.250%, 7/15/15	1,000,000	1,047,674
5.125%, 9/13/16	2,275,000	2,685,949
1.375%, 10/18/16	2,000,000	2,018,737
4.250%, 9/10/18	1,467,000	1,703,933
3.875%, 9/17/19	1,000,000	1,139,928
3.875%, 2/14/20	2,693,000	3,067,318
International Bank for Reconstruction & Development
1.750%, 7/15/13	4,000,000	4,081,864
3.500%, 10/8/13	2,500,000	2,633,709
0.500%, 11/26/13	10,000,000	10,007,236
1.375%, 2/10/14	2,000,000	2,002,230
1.125%, 8/25/14	1,000,000	1,013,872
2.375%, 5/26/15	3,500,000	3,687,273
2.125%, 3/15/16	6,000,000	6,276,830
5.000%, 4/1/16	916,000	1,067,435
1.000%, 9/15/16	1,000,000	996,919
9.250%, 7/15/17	599,000	814,774
International Finance Corp.
3.500%, 5/15/13	1,300,000	1,353,857
3.000%, 4/22/14	2,428,000	2,560,012
1.125%, 11/23/16	4,000,000	3,980,841
2.125%, 11/17/17	5,000,000	5,178,192
Nordic Investment Bank
1.625%, 1/28/13	500,000	505,808
3.625%, 6/17/13	416,000	434,188
2.625%, 10/6/14	1,300,000	1,363,741
2.250%, 3/15/16	1,500,000	1,565,521
5.000%, 2/1/17	1,567,000	1,841,068
North American Development Bank
4.375%, 2/11/20	500,000	552,057
Svensk Exportkredit AB
3.250%, 9/16/14	500,000	516,677
1.750%, 10/20/15	2,230,000	2,188,017
2.125%, 7/13/16	1,000,000	985,368
5.125%, 3/1/17	458,000	512,863

		189,335,510

U.S. Government Agencies (5.2%)
Federal Farm Credit Bank
0.220%, 3/27/13	2,000,000	1,996,970
2.625%, 4/17/14	743,000	778,389
3.000%, 9/22/14	1,000,000	1,065,929
5.125%, 8/25/16	485,000	573,195
4.875%, 1/17/17	4,895,000	5,773,260
Federal Home Loan Bank
2.250%, 4/13/12	1,000	1,006
1.875%, 6/20/12	1,000	1,008
3.375%, 2/27/13	10,000,000	10,366,668
3.875%, 6/14/13	5,000,000	5,257,673
5.125%, 8/14/13	3,901,000	4,203,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

0.700%, 8/23/13	$2,400,000	$2,401,486
4.000%, 9/6/13	1,229,000	1,302,248
3.625%, 10/18/13	10,000,000	10,575,980
5.250%, 6/18/14	2,772,000	3,093,036
1.000%, 8/8/14	1,200,000	1,200,850
5.500%, 8/13/14	3,901,000	4,400,530
0.700%, 9/16/14	1,500,000	1,499,608
2.875%, 6/12/15	2,500,000	2,676,380
5.375%, 5/18/16	8,100,000	9,574,487
4.750%, 12/16/16	10,371,000	12,180,810
4.875%, 5/17/17	3,169,000	3,777,173
5.250%, 6/5/17	950,000	1,137,713
5.000%, 11/17/17	11,426,000	13,731,595
5.500%, 7/15/36	3,000	3,902
Federal Home Loan Bank/Illinois
5.625%, 6/13/16	1,000,000	1,133,516
Federal Home Loan Mortgage Corp.
4.500%, 1/15/13	5,000,000	5,223,070
0.500%, 2/15/13	2,400,000	2,400,933
3.500%, 5/29/13	5,000,000	5,228,597
3.750%, 6/28/13	693,000	728,609
0.700%, 7/25/13	1,000,000	1,000,318
0.550%, 9/30/13	10,000,000	10,017,488
4.875%, 11/15/13	18,844,000	20,418,880
2.500%, 1/7/14	4,170,000	4,340,314
4.500%, 1/15/14	3,634,000	3,931,589
2.500%, 4/23/14	5,243,000	5,481,946
5.000%, 7/15/14	6,386,000	7,100,455
1.200%, 7/25/14	600,000	602,796
3.000%, 7/28/14	800,000	849,711
1.100%, 8/8/14	900,000	903,825
4.500%, 1/15/15	1,916,000	2,137,791
1.000%, 6/16/15	1,500,000	1,501,625
4.750%, 11/17/15	6,915,000	7,935,184
5.500%, 7/18/16	5,693,000	6,812,589
5.125%, 10/18/16	5,500,000	6,536,296
5.000%, 4/18/17	5,277,000	6,280,291
5.125%, 11/17/17	6,732,000	8,112,430
4.875%, 6/13/18	3,500,000	4,223,658
3.750%, 3/27/19	12,220,000	13,944,145
Federal National Mortgage Association
3.625%, 2/12/13	3,000,000	3,114,130
4.375%, 3/15/13	5,115,000	5,371,321
3.875%, 7/12/13	10,000,000	10,554,380
4.625%, 10/15/13	8,402,000	9,038,404
0.625%, 12/6/13	1,500,000	1,502,483
5.125%, 1/2/14	90,000	97,759
2.750%, 2/5/14	5,079,000	5,324,170
2.750%, 3/13/14	15,150,000	15,899,551
2.500%, 5/15/14	150,000	157,185
1.100%, 8/1/14	900,000	900,595
1.150%, 8/8/14	900,000	900,780
0.875%, 8/28/14	8,000,000	8,058,354
3.000%, 9/16/14	2,693,000	2,867,445
4.625%, 10/15/14	5,000,000	5,554,699
2.625%, 11/20/14	5,520,000	5,832,994
0.750%, 11/21/14	1,200,000	1,200,288
0.900%, 12/5/14	1,500,000	1,503,888
0.900%, 12/29/14	1,500,000	1,501,740
1.000%, 1/26/15	1,500,000	1,504,695
2.000%, 1/27/15	1,000,000	1,001,218
5.000%, 4/15/15	5,000,000	5,693,644

4.375%, 10/15/15	$3,513,000	$3,970,496
5.000%, 3/15/16	4,000,000	4,659,379
5.375%, 7/15/16	2,000,000	2,382,743
5.250%, 9/15/16	5,100,000	6,069,831
4.875%, 12/15/16	3,400,000	4,013,440
5.000%, 2/13/17	2,328,000	2,756,904
5.000%, 5/11/17	2,609,000	3,101,763
(Zero Coupon), 6/1/17	3,000,000	2,746,636
5.375%, 6/12/17	7,150,000	8,657,396
(Zero Coupon), 10/9/19	4,000,000	3,075,460

		353,433,273

U.S. Treasuries (52.6%)
U.S. Treasury Bonds
11.250%, 2/15/15	3,098,000	4,135,452
9.875%, 11/15/15	6,039,000	8,191,184
9.250%, 2/15/16	6,068,000	8,194,768
7.250%, 5/15/16	6,719,000	8,618,699
7.500%, 11/15/16	15,712,000	20,723,267
8.750%, 5/15/17	11,386,000	16,053,616
8.875%, 8/15/17	2,903,000	4,157,445
9.125%, 5/15/18	2,693,000	4,019,326
9.000%, 11/15/18	1,386,000	2,096,523
8.875%, 2/15/19	6,932,000	10,513,583
8.125%, 8/15/19	12,482,000	18,570,475
8.500%, 2/15/20	10,663,000	16,405,461
8.750%, 8/15/20	5,362,000	8,459,359
7.875%, 2/15/21	6,732,000	10,276,866
U.S. Treasury Notes
1.375%, 1/15/13	34,964,000	35,400,368
0.625%, 1/31/13	25,000,000	25,124,023
1.375%, 2/15/13	19,157,000	19,412,926
3.875%, 2/15/13	13,672,000	14,235,703
0.625%, 2/28/13	62,500,000	62,828,369
2.750%, 2/28/13	31,772,000	32,715,231
1.375%, 3/15/13	13,464,000	13,656,756
1.750%, 4/15/13	52,000,000	53,036,953
0.625%, 4/30/13	25,000,000	25,146,973
3.125%, 4/30/13	18,437,000	19,150,353
1.375%, 5/15/13	19,850,000	20,166,747
3.625%, 5/15/13	7,315,000	7,655,462
0.500%, 5/31/13	30,000,000	30,128,319
3.500%, 5/31/13	21,386,000	22,374,685
1.125%, 6/15/13	15,000,000	15,198,633
0.375%, 6/30/13	50,000,000	50,123,045
3.375%, 6/30/13	9,479,000	9,925,364
1.000%, 7/15/13	23,464,000	23,745,385
0.750%, 8/15/13	11,500,000	11,596,807
4.250%, 8/15/13	45,612,000	48,566,983
3.125%, 8/31/13	43,464,000	45,539,576
0.750%, 9/15/13	20,000,000	20,172,656
0.125%, 9/30/13	20,000,000	19,961,718
3.125%, 9/30/13	27,979,000	29,379,044
0.500%, 10/15/13	40,000,000	40,177,344
2.750%, 10/31/13	24,746,000	25,870,203
0.500%, 11/15/13	25,000,000	25,117,188
4.250%, 11/15/13	23,272,000	24,997,400
2.000%, 11/30/13	19,909,000	20,568,486
0.750%, 12/15/13	20,000,000	20,194,922
1.500%, 12/31/13	29,793,000	30,536,660
1.750%, 1/31/14	15,782,000	16,265,941
1.250%, 2/15/14	25,000,000	25,515,625

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

4.000%, 2/15/14	$13,237,000	$14,277,346
1.875%, 2/28/14	16,240,000	16,795,078
1.750%, 3/31/14	14,975,000	15,466,367
1.250%, 4/15/14	25,000,000	25,543,945
1.875%, 4/30/14	13,139,000	13,617,341
1.000%, 5/15/14	40,000,000	40,665,624
4.750%, 5/15/14	19,157,000	21,163,248
2.250%, 5/31/14	19,111,000	19,995,631
0.750%, 6/15/14	50,000,000	50,546,875
2.625%, 6/30/14	20,100,000	21,246,327
2.625%, 7/31/14	22,435,000	23,753,933
4.250%, 8/15/14	38,880,000	42,836,343
2.375%, 8/31/14	47,972,000	50,541,126
0.250%, 9/15/14	25,000,000	24,940,430
2.375%, 9/30/14	23,464,000	24,759,103
2.375%, 10/31/14	27,197,000	28,733,206
4.250%, 11/15/14	18,464,000	20,503,696
2.125%, 11/30/14	13,464,000	14,143,512
2.625%, 12/31/14	87,425,000	93,254,473
2.250%, 1/31/15	20,622,000	21,786,015
4.000%, 2/15/15	16,392,000	18,207,925
2.375%, 2/28/15	14,504,000	15,391,237
2.500%, 3/31/15	22,870,000	24,388,710
2.500%, 4/30/15	41,732,000	44,542,391
4.125%, 5/15/15	25,000,000	28,049,805
2.125%, 5/31/15	24,390,000	25,751,457
1.875%, 6/30/15	30,000,000	31,439,064
1.750%, 7/31/15	25,965,000	27,104,012
4.250%, 8/15/15	19,365,000	21,947,505
1.250%, 8/31/15	10,000,000	10,267,188
1.250%, 9/30/15	42,079,000	43,177,001
1.250%, 10/31/15	20,000,000	20,515,624
4.500%, 11/15/15	20,579,000	23,663,438
1.375%, 11/30/15	30,000,000	30,917,577
2.125%, 12/31/15	20,000,000	21,214,844
4.500%, 2/15/16	11,464,000	13,256,594
2.125%, 2/29/16	30,000,000	31,832,814
2.625%, 2/29/16	10,157,000	10,981,066
2.250%, 3/31/16	8,500,000	9,067,441
2.375%, 3/31/16	7,520,000	8,054,332
2.000%, 4/30/16	8,000,000	8,448,437
2.625%, 4/30/16	7,000,000	7,575,039
5.125%, 5/15/16	13,582,000	16,164,702
1.750%, 5/31/16	10,000,000	10,458,203
3.250%, 5/31/16	6,536,000	7,253,428
1.500%, 6/30/16	10,000,000	10,342,578
3.250%, 6/30/16	9,000,000	9,996,328
1.500%, 7/31/16	30,000,000	31,018,359
3.250%, 7/31/16	10,554,000	11,737,614
4.875%, 8/15/16	13,723,000	16,279,445
3.000%, 8/31/16	17,972,000	19,798,685
1.000%, 9/30/16	25,000,000	25,260,743
3.000%, 9/30/16	28,118,000	31,002,291
1.000%, 10/31/16	35,000,000	35,340,431
3.125%, 10/31/16	18,464,000	20,476,288
4.625%, 11/15/16	15,000,000	17,716,992
2.750%, 11/30/16	49,079,000	53,591,966
3.250%, 12/31/16	23,811,000	26,589,260
3.125%, 1/31/17	28,811,000	32,029,730
4.625%, 2/15/17	5,167,000	6,132,381
3.000%, 2/28/17	17,464,000	19,316,822
3.250%, 3/31/17	12,079,000	13,526,593

3.125%, 4/30/17	$18,464,000	$20,567,164
4.500%, 5/15/17	16,272,000	19,303,296
2.750%, 5/31/17	14,964,000	16,380,319
2.500%, 6/30/17	34,000,000	36,775,780
2.375%, 7/31/17	10,000,000	10,749,219
4.750%, 8/15/17	18,010,000	21,688,683
1.875%, 8/31/17	15,000,000	15,701,954
1.875%, 9/30/17	42,000,000	43,919,530
4.250%, 11/15/17	12,154,000	14,358,811
2.250%, 11/30/17	35,000,000	37,346,092
3.500%, 2/15/18	28,139,000	32,088,354
2.750%, 2/28/18	48,000,000	52,635,000
2.625%, 4/30/18	5,000,000	5,444,727
3.875%, 5/15/18	7,225,000	8,428,978
2.375%, 5/31/18	15,000,000	16,087,500
2.375%, 6/30/18	10,000,000	10,717,188
2.250%, 7/31/18	30,000,000	31,912,500
4.000%, 8/15/18	9,910,000	11,673,283
1.500%, 8/31/18	15,000,000	15,220,899
1.375%, 9/30/18	21,000,000	21,115,664
1.750%, 10/31/18	20,000,000	20,586,718
3.750%, 11/15/18	23,294,000	27,102,932
2.750%, 2/15/19	25,007,000	27,392,433
3.125%, 5/15/19	32,304,000	36,225,906
3.625%, 8/15/19	34,684,000	40,179,246
3.375%, 11/15/19	33,782,000	38,518,078
3.625%, 2/15/20	35,176,000	40,801,413
3.500%, 5/15/20	55,925,000	64,346,516
2.625%, 8/15/20	55,000,000	59,326,955
2.625%, 11/15/20	53,000,000	57,068,163
3.625%, 2/15/21	58,000,000	67,345,702
3.125%, 5/15/21	54,500,000	60,859,044
2.125%, 8/15/21	45,000,000	46,158,399
2.000%, 11/15/21	15,000,000	15,172,266

		3,542,496,543

Total Government Securities		4,528,721,932

Total Long-Term Debt Securities (96.2%) (Cost $6,246,021,100)		6,482,488,152

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Fannie Mae
8.250%(l)*	22,000	30,360
Freddie Mac
8.375%(l)*	17,000	22,610

Total Preferred Stocks (0.0%) (Cost $18,166)		52,970

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(2.9%)
iShares Barclays 1-3 Year Treasury Bond Fund	1,420,000	119,990,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

iShares Barclays 7-10 Year Treasury Bond Fund	690,000	$72,843,300

Total Investment Companies (2.9%) (Cost $192,616,089)		192,833,300

Total Investments (99.1%) (Cost $6,438,655,355)		6,675,374,422
Other Assets Less Liabilities (0.9%)		63,795,044

Net Assets (100%)		$6,739,169,466

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $6,132,827 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2011.

Glossary:

ABS	— Asset-Backed Security

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$124,518,891	$—	$124,518,891
Consumer Staples	—	149,136,883	—	149,136,883
Energy	—	161,856,178	—	161,856,178
Financials	—	820,730,710	—	820,730,710
Health Care	—	143,045,233	—	143,045,233
Industrials	—	119,280,813	—	119,280,813
Information Technology	—	93,651,678	—	93,651,678
Materials	—	101,099,596	—	101,099,596
Telecommunication Services	—	106,917,763	—	106,917,763
Utilities	—	133,528,475	—	133,528,475
Government Securities
Agency ABS	—	269,496,820	—	269,496,820
Foreign Governments	—	161,978,777	—	161,978,777
Municipal Bonds	—	11,981,009	—	11,981,009
Supranational	—	189,335,510	—	189,335,510
U.S. Government Agencies	—	353,433,273	—	353,433,273
U.S. Treasuries	—	3,542,496,543	—	3,542,496,543
Investment Companies
Exchange Traded Funds (ETFs)	192,833,300	—	—	192,833,300
Preferred Stocks
Financials	52,970	—	—	52,970

Total Assets	$192,886,270	$6,482,488,152	$—	$6,675,374,422

Total Liabilities	$—	$—	$—	$—

Total	$192,886,270	$6,482,488,152	$—	$6,675,374,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials††

Balance as of 12/31/10	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/11	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—

††	Securities at fair value have $0 market value.

The Portfolio held no derivative contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,619,701,959
Long-term U.S. Treasury securities	2,690,491,454

$5,310,193,413

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$4,162,734,531
Long-term U.S. Treasury securities	1,641,522,092

$5,804,256,623

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$278,100,542
Aggregate gross unrealized depreciation	(42,382,005)

Net unrealized appreciation	$235,718,537

Federal income tax cost of investments	$6,439,655,885

The Portfolio has a net capital loss carryforward of $321,082,346 of which $119,918,831 expires in the year 2016 and $201,163,515 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $48,098,727 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $6,438,655,355)	$6,675,374,422
Cash	213,819,147
Dividends, interest and other receivables	52,111,244
Receivable from Separate Accounts for Trust shares sold	3,370,501
Receivable for securities sold	2,804,683
Other assets	14,599

Total assets	6,947,494,596

LIABILITIES
Payable for securities purchased	203,616,089
Investment management fees payable	1,969,880
Payable to Separate Accounts for Trust shares redeemed	1,449,978
Administrative fees payable	583,957
Distribution fees payable - Class IB	285,497
Accrued expenses	419,729

Total liabilities	208,325,130

NET ASSETS	$6,739,169,466

Net assets were comprised of:
Paid in capital	$6,824,855,356
Accumulated undistributed net investment income (loss)	282,674
Accumulated undistributed net realized gain (loss) on investments	(322,687,631)
Net unrealized appreciation (depreciation) on investments	236,719,067

Net assets	$6,739,169,466

Class IA
Net asset value, offering and redemption price per share, $127,548,781 / 12,777,601 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.98

Class IB
Net asset value, offering and redemption price per share, $1,355,384,950 / 135,546,410 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.00

Class K
Net asset value, offering and redemption price per share, $5,256,235,735 / 526,559,174 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.98

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Interest(net of $47,753 foreign withholding tax)	$168,215,743

EXPENSES
Investment management fees	23,825,307
Administrative fees	6,992,040
Distribution fees - Class IB	3,352,178
Printing and mailing expenses	503,517
Trustees’ fees	170,474
Custodian fees	165,000
Professional fees	139,189
Miscellaneous	355,695

Total expenses	35,503,400

NET INVESTMENT INCOME (LOSS)	132,712,343

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	57,407,537
Net change in unrealized appreciation (depreciation) on securities	145,931,516

NET REALIZED AND UNREALIZED GAIN (LOSS)	203,339,053

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$336,051,396

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$132,712,343		$153,403,306
Net realized gain (loss) on investments	57,407,537		53,256,193
Net change in unrealized appreciation (depreciation) on investments	145,931,516		34,142,923

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	336,051,396		240,802,422

DIVIDENDS:
Dividends from net investment income
Class IA	(3,093,650)		(143,559,616)
Class IB	(25,273,316)		(28,692,106)
Class K†	(111,015,231)		—

TOTAL DIVIDENDS	(139,382,197)		(172,251,722)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 61,936,654 and 152,165,655 shares, respectively ]	611,643,079		1,483,859,402
Capital shares sold in-kind (Note 9)[ 0 and 214,359,688 shares, respectively ]	—		2,175,724,210
Capital shares issued in reinvestment of dividends [ 309,935 and 14,937,949 shares, respectively ]	3,093,650		143,559,616
Capital shares repurchased [ (644,482,217) and (103,427,192) shares, respectively ]	(6,499,271,496	)(z)	(1,028,423,294)

Total Class IA transactions	(5,884,534,767)		2,774,719,934

Class IB
Capital shares sold [ 25,422,522 and 29,173,939 shares, respectively ]	252,305,601		285,562,520
Capital shares issued in reinvestment of dividends [ 2,532,074 and 2,979,715 shares, respectively ]	25,273,316		28,692,106
Capital shares repurchased [ (27,019,151) and (27,598,069) shares, respectively ]	(269,114,722)		(270,552,106)

Total Class IB transactions	8,464,195		43,702,520

Class K†
Capital shares sold [ 545,204,947 and 0 shares, respectively ]	5,525,174,740	(z)	—
Capital shares issued in reinvestment of dividends [ 11,143,322 and 0 shares, respectively ]	111,015,231		—
Capital shares repurchased [ (29,789,095) and 0 shares, respectively ]	(302,335,390)		—

Total Class K transactions	5,333,854,581		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(542,215,991)		2,818,422,454

TOTAL INCREASE (DECREASE) IN NET ASSETS	(345,546,792)		2,886,973,154
NET ASSETS:
Beginning of year	7,084,716,258		4,197,743,104

End of year (a)	$6,739,169,466		$7,084,716,258

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$282,674		$419,805

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Core Bond Index Portfolio exchanged approximately 516,274,414 Class IA shares for approximately 516,274,414 Class K shares. This exchange amounted to approximately $5,232,243,545.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO(ff)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009		2008		2007
Net asset value, beginning of year	$9.71	$9.39	$9.36		$10.80		$10.96

Income (loss) from investment operations:
Net investment income (loss)	0.21 (e)	0.28 (e)	0.30	(e)	0.45	(e)	0.56 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.28	0.28	(0.02	)†	(1.39)		(0.20)

Total from investment operations	0.49	0.56	0.28		(0.94)		0.36

Less distributions:
Dividends from net investment income	(0.22)	(0.24)	(0.25)		(0.50)		(0.52)

Net asset value, end of year	$9.98	$9.71	$9.39		$9.36		$10.80

Total return	5.01%	6.03%	2.96%		(8.70)%		3.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$127,549	$5,775,848	$2,975,095		$102,806		$633,814
Ratio of expenses to average net assets (f)	0.47%	0.47%	0.49%		0.57%		0.56%
Ratio of net investment income (loss) to average net assets (f)	2.11%	2.85%	3.15%		4.24%		5.02%
Portfolio turnover rate	79%	83%	189%		462%		513%

	Year Ended December 31,
Class IB	2011	2010	2009		2008		2007
Net asset value, beginning of year	$9.72	$9.40	$9.37		$10.81		$10.97

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.26 (e)	0.27	(e)	0.42	(e)	0.53 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.30	0.28	(0.01	)†	(1.39)		(0.20)

Total from investment operations	0.47	0.54	0.26		(0.97)		0.33

Less distributions:
Dividends from net investment income	(0.19)	(0.22)	(0.23)		(0.47)		(0.49)

Net asset value, end of year	$10.00	$9.72	$9.40		$9.37		$10.81

Total return	4.85%	5.76%	2.70%		(8.93)%		3.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,355,385	$1,308,869	$1,222,648		$1,104,157		$1,529,392
Ratio of expenses to average net assets (f)	0.72%	0.72%	0.74	%(c)	0.82	%(c)	0.81%
Ratio of net investment income (loss) to average net assets (f)	1.73%	2.64%	2.91%		4.05%		4.78%
Portfolio turnover rate	79%	83%	189%		462%		513%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO(ff)

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.12

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)
Net realized and unrealized gain (loss) on investments	0.02

Total from investment operations	0.08

Less distributions:
Dividends from net investment income	(0.22)

Net asset value, end of period	$9.98

Total return (b)	0.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,256,236
Ratio of expenses to average net assets (a)(f)	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	1.74%
Portfolio turnover rate	79%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(ff)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Core Bond Index Portfolio.

See Notes to Financial Statements.

EQ/DAVIS NEW YORK VENTURE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Davis Selected Advisers, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.**
Portfolio – Class IA Shares	(4.37)%	(2.01)%	(0.41)%
Portfolio – Class IB Shares	(4.61)	(2.26)	(0.66)
Portfolio – Class K Shares*	(4.37)	(2.01)	(0.41)
S&P 500 Index	2.11	(0.25)	1.47

*    Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

**   Date of inception 8/31/06.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (4.37)% for the year ended December 31, 2011. The Portfolio’s benchmark, the S&P 500 Index, returned 2.11% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Consumer Staples companies made important contributions to performance on both an absolute basis and relative to the benchmark. The Portfolio’s Consumer Staples companies outperformed the corresponding sector within the benchmark and also benefited by having a higher relative average weighting in this stronger performing sector. CVS Caremark, Costco Wholesale, and Philip Morris International were among the most important contributors to performance.

•	The Portfolio’s Financial companies outperformed the corresponding sector within the benchmark. American Express was among the most important contributors to performance.

•	EOG Resources was among the most important contributors to performance.

What hurt performance during the year:

•

Material companies were the most important detractor from performance on an absolute basis and were the second most important detractor from performance relative to the benchmark. Relative performance was also harmed by a higher relative average weighting in this weaker performing sector. Sino-Forest and Sealed Air were among the most important detractors from performance.

•

The Portfolio had more invested in Financial companies than in any other sector and they were the second most important detractor from absolute performance. Bank of New York Mellon and Wells Fargo were among the most important detractors from performance.

•

Energy companies were important detractors from performance on both an absolute basis and relative to the benchmark. The Portfolio’s Energy companies significantly underperformed the corresponding sector within the benchmark and had a higher relative average weighting. Devon Energy, Canadian Natural Resources, and Transocean were among the most important detractors from performance.

Portfolio Positioning and Outlook

We maintain a long-term focus and seek to not overreact to past short-term performance from individual holdings on either the upside or the downside. Our investment strategy is to perform extensive research to buy what we believe are durable companies at a discount to their intrinsic values and to hold them for the long-term. We focus deliberately on the future, considering each company’s long-term business fundamentals.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	29.7%
Consumer Staples	17.3
Energy	12.8
Health Care	9.4
Information Technology	7.9
Consumer Discretionary	7.0
Materials	5.9
Industrials	4.9
Telecommunication Services	0.3
Cash and Other	4.8

100.0%

EQ/DAVIS NEW YORK VENTURE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$933.30	$4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.21	5.05
Class IB
Actual	1,000.00	931.90	6.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.95	6.31
Class K†
Actual	1,000.00	1,058.22	3.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.23	5.03

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.99%, 1.24% and 0.99%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.0%)
Automobiles (0.5%)
Harley-Davidson, Inc.	53,020	$2,060,887

Distributors (0.3%)
Li & Fung Ltd.	582,300	1,078,139

Household Durables (0.1%)
Hunter Douglas N.V.	13,143	493,640

Internet & Catalog Retail (1.2%)
Expedia, Inc.	35,100	1,018,602
Liberty Interactive Corp.*	76,590	1,241,907
Netflix, Inc.*	19,620	1,359,470
TripAdvisor, Inc.*	35,100	884,871

		4,504,850

Media (1.7%)
Grupo Televisa S.A.B. (ADR)	33,390	703,194
Walt Disney Co.	152,460	5,717,250

		6,420,444

Specialty Retail (3.1%)
Bed Bath & Beyond, Inc.*	161,920	9,386,502
CarMax, Inc.*	90,560	2,760,269

		12,146,771

Textiles, Apparel & Luxury Goods (0.1%)
Cie Financiere Richemont S.A., Class A	10,300	520,976

Total Consumer Discretionary		27,225,707

Consumer Staples (17.3%)
Beverages (4.4%)
Coca-Cola Co.	127,600	8,928,172
Diageo plc (ADR)	46,825	4,093,442
Heineken Holding N.V.	97,367	3,984,665

		17,006,279

Food & Staples Retailing (10.6%)
Costco Wholesale Corp.	254,390	21,195,775
CVS Caremark Corp.	489,610	19,966,296

		41,162,071

Food Products (1.3%)
Kraft Foods, Inc., Class A	54,600	2,039,856
Nestle S.A. (Registered)	17,510	1,006,643
Unilever N.V. (N.Y. Shares)	56,100	1,928,157

		4,974,656

Personal Products (0.1%)
Natura Cosmeticos S.A.	23,000	447,114

Tobacco (0.9%)
Philip Morris International, Inc.	41,790	3,279,679

Total Consumer Staples		66,869,799

Energy (12.8%)
Energy Equipment & Services (0.6%)
Schlumberger Ltd.	11,100	758,241
Transocean Ltd.	39,894	1,531,530

		2,289,771

Oil, Gas & Consumable Fuels (12.2%)
Canadian Natural Resources Ltd.	332,990	$12,443,836
China Coal Energy Co., Ltd., Class H	1,285,600	1,387,136
Devon Energy Corp.	71,160	4,411,920
EOG Resources, Inc.	143,370	14,123,379
Occidental Petroleum Corp.	132,890	12,451,793
OGX Petroleo e Gas Participacoes S.A.*	320,300	2,338,821

		47,156,885

Total Energy		49,446,656

Financials (29.7%)
Capital Markets (6.4%)
Ameriprise Financial, Inc.	47,350	2,350,454
Bank of New York Mellon Corp.	755,870	15,049,372
Charles Schwab Corp.	144,430	1,626,282
Goldman Sachs Group, Inc.	14,160	1,280,489
Julius Baer Group Ltd.*	116,500	4,556,808

		24,863,405

Commercial Banks (5.3%)
Wells Fargo & Co.	740,927	20,419,948

Consumer Finance (5.1%)
American Express Co.	415,305	19,589,937

Diversified Financial Services (0.4%)
Bank of America Corp.	29,164	162,152
CME Group, Inc.	2,750	670,092
JPMorgan Chase & Co.	24,800	824,600

		1,656,844

Insurance (11.3%)
ACE Ltd.	34,990	2,453,499
Aon Corp.	9,080	424,944
Berkshire Hathaway, Inc., Class B*	133,000	10,147,900
Everest Reinsurance Group Ltd.	14,475	1,217,203
Fairfax Financial Holdings Ltd.	5,650	2,431,970
Loews Corp.	334,591	12,597,351
Markel Corp.*	1,062	440,379
Progressive Corp.	490,939	9,578,220
Transatlantic Holdings, Inc.	80,593	4,410,855

		43,702,321

Real Estate Management & Development (1.2%)
Brookfield Asset Management, Inc., Class A	56,716	1,558,555
Hang Lung Group Ltd.	573,700	3,143,066

		4,701,621

Total Financials		114,934,076

Health Care (9.4%)
Health Care Equipment & Supplies (0.8%)
Baxter International, Inc.	41,000	2,028,680
Becton, Dickinson and Co.	15,100	1,128,272

		3,156,952

Health Care Providers & Services (1.9%)
Express Scripts, Inc.*	160,360	7,166,489

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.*	35,452	$1,238,338

Pharmaceuticals (6.4%)
Johnson & Johnson	128,340	8,416,537
Merck & Co., Inc.	243,138	9,166,303
Roche Holding AG	41,300	6,999,851

		24,582,691

Total Health Care		36,144,470

Industrials (4.9%)
Aerospace & Defense (0.8%)
Lockheed Martin Corp.	38,650	3,126,785

Commercial Services & Supplies (2.1%)
Iron Mountain, Inc.	256,686	7,905,929

Machinery (0.4%)
PACCAR, Inc.	40,270	1,508,917

Marine (0.7%)
China Shipping Development Co., Ltd., Class H	1,069,500	667,869
Kuehne + Nagel International AG (Registered)	19,551	2,195,923

		2,863,792

Transportation Infrastructure (0.9%)
China Merchants Holdings International Co., Ltd.	1,213,738	3,524,038
LLX Logistica S.A.*	58,560	105,802

		3,629,840

Total Industrials		19,035,263

Information Technology (7.9%)
Computers & Peripherals (0.7%)
Hewlett-Packard Co.	111,640	2,875,846

Internet Software & Services (3.1%)
Google, Inc., Class A*	18,425	11,900,707

IT Services (0.4%)
Visa, Inc., Class A	14,920	1,514,828

Semiconductors & Semiconductor Equipment (1.8%)
Intel Corp.	47,220	1,145,085
Texas Instruments, Inc.	203,900	5,935,529

		7,080,614

Software (1.9%)
Activision Blizzard, Inc.	176,900	2,179,408
Microsoft Corp.	162,061	4,207,104
Oracle Corp.	30,400	779,760

		7,166,272

Total Information Technology		30,538,267

Materials (5.8%)
Chemicals (4.1%)
Air Products and Chemicals, Inc.	24,090	2,052,227
Ecolab, Inc.	31,460	1,818,702
Monsanto Co.	97,780	6,851,445
Potash Corp. of Saskatchewan, Inc.	69,089	2,851,994
Praxair, Inc.	20,900	2,234,210

		15,808,578

Construction Materials (0.4%)
Martin Marietta Materials, Inc.	20,810	$1,569,282

Containers & Packaging (0.4%)
Sealed Air Corp.	98,522	1,695,564

Metals & Mining (0.8%)
BHP Billiton plc	51,550	1,503,073
MMX Mineracao e Metalicos (Preference)	86,770	132,580
Rio Tinto plc	33,138	1,608,228

		3,243,881

Paper & Forest Products (0.1%)
Sino-Forest Corp.*(b)†	282,990	145,917
Sino-Forest Corp. (ADR)*(b)§†	6,800	3,506

		149,423

Total Materials		22,466,728

Telecommunication Services (0.3%)
Wireless Telecommunication Services (0.3%)
America Movil S.A.B. de C.V. (ADR)	56,070	1,267,182

Total Telecommunication Services		1,267,182

Total Common Stocks (95.1%) (Cost $319,497,206)		367,928,148

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.1%)
Materials (0.1%)
Paper & Forest Products (0.1%)
Sino-Forest Corp. 5.000%, 8/1/13(b)§	$1,664,000	432,640

Total Materials		432,640

Total Convertible Bonds		432,640

Total Long-Term Debt Securities (0.1%) (Cost $1,664,000)		432,640

SHORT-TERM INVESTMENT:
Commercial Paper (4.5%)
Barclays US Funding LLC 0.09%, 1/3/12(p)	17,443,000	17,442,869

Total Short-Term Investments (4.5%) (Cost $17,442,913)		17,442,869

Total Investments (99.7%) (Cost $338,604,119)		385,803,657
Other Assets Less Liabilities (0.3%)		981,879

Net Assets (100%)		$386,785,536

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

*	Non-income producing.
†	Securities (totaling $149,423 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $436,146 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$25,132,952	$2,092,755	$—	$27,225,707
Consumer Staples	61,878,491	4,991,308	—	66,869,799
Energy	48,059,520	1,387,136	—	49,446,656
Financials	107,234,202	7,699,874	—	114,934,076
Health Care	29,144,619	6,999,851	—	36,144,470
Industrials	12,647,433	6,387,830	—	19,035,263
Information Technology	30,538,267	—	—	30,538,267
Materials	19,206,004	3,111,301	149,423	22,466,728
Telecommunication Services	1,267,182	—	—	1,267,182
Convertible Bonds
Materials	—	432,640	—	432,640
Short-Term Investments	—	17,442,869	—	17,442,869

Total Assets	$335,108,670	$50,545,564	$149,423	$385,803,657

Total Liabilities	$—	$—	$—	$—

Total	$335,108,670	$50,545,564	$149,423	$385,803,657

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investments in Securities-Materials

Balance as of 12/31/10	$—
Total gains or losses (realized/unrealized) included in earnings	(6,446,531)
Purchases	367,876
Sales	—
Issuances	—
Settlements	—
Transfers into Level 3	6,228,078
Transfers out of Level 3	—

Balance as of 12/31/11	$149,423

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$(6,446,531)

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$56,544,327
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$82,910,485

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$57,688,627
Aggregate gross unrealized depreciation	(24,435,421)

Net unrealized appreciation	$33,253,206

Federal income tax cost of investments	$352,550,451

For the year ended December 31, 2011, the Portfolio incurred approximately $3,863 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $564,560,624 of which $31,136,856 expires in the year 2016 and $533,423,768 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $9,308,096 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $338,604,119)	$385,803,657
Cash	2,076
Receivable for securities sold	783,542
Dividends, interest and other receivables	634,206
Receivable from Separate Accounts for Trust shares sold	137,527
Other assets	309

Total assets	387,361,317

LIABILITIES
Investment management fees payable	278,442
Payable to Separate Accounts for Trust shares redeemed	95,416
Distribution fees payable - Class IB	71,296
Administrative fees payable	35,998
Trustees’ fees payable	25
Accrued expenses	94,604

Total liabilities	575,781

NET ASSETS	$386,785,536

Net assets were comprised of:
Paid in capital	$918,338,480
Accumulated undistributed net investment income (loss)	(326,654)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(578,428,102)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	47,201,812

Net assets	$386,785,536

Class IA
Net asset value, offering and redemption price per share, $15,862,106 / 1,714,910 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.25

Class IB
Net asset value, offering and redemption price per share, $336,676,853 / 36,393,829 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.25

Class K
Net asset value, offering and redemption price per share, $34,246,577 / 3,702,522 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.25

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $125,358 foreign withholding tax)	$7,096,558
Interest	104,244

Total income	7,200,802

EXPENSES
Investment management fees	3,520,923
Distribution fees - Class IB	925,770
Administrative fees	451,965
Professional fees	34,482
Printing and mailing expenses	30,779
Custodian fees	28,000
Trustees’ fees	10,381
Miscellaneous	15,831

Gross expenses	5,018,131
Less: Fees paid indirectly	(7,393)

Net expenses	5,010,738

NET INVESTMENT INCOME (LOSS)	2,190,064

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	9,959,250
Foreign currency transactions	(23,775)

Net realized gain (loss)	9,935,475

Change in unrealized appreciation (depreciation) on:
Securities	(30,788,735)
Foreign currency translations	(2,269)

Net change in unrealized appreciation (depreciation)	(30,791,004)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(20,855,529)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,665,465)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,190,064		$2,227,922
Net realized gain (loss) on investments and foreign currency transactions	9,935,475		8,532,021
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(30,791,004)		34,550,196

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(18,665,465)		45,310,139

DIVIDENDS:
Dividends from net investment income
Class IA	(99,534)		(392,723)
Class IB	(1,108,410)		(2,935,204)
Class K†	(186,088)		—

TOTAL DIVIDENDS	(1,394,032)		(3,327,927)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,068,739 and 1,292,591 shares, respectively ]	18,860,138		11,476,996
Capital shares issued in reinvestment of dividends [ 11,170 and 41,398 shares, respectively ]	99,534		392,723
Capital shares repurchased [ (4,461,602) and (715,181) shares, respectively ]	(40,803,513	)(z)	(6,346,362)

Total Class IA transactions	(21,843,841)		5,523,357

Class IB
Capital shares sold [ 2,700,740 and 5,367,216 shares, respectively ]	26,217,174		47,655,496
Capital shares issued in reinvestment of dividends [ 124,263 and 311,067 shares, respectively ]	1,108,410		2,935,204
Capital shares repurchased [ (6,705,050) and (7,258,714) shares, respectively ]	(64,002,937)		(64,177,522)

Total Class IB transactions	(36,677,353)		(13,586,822)

Class K†
Capital shares sold [ 3,763,267 and 0 shares, respectively ]	34,046,795	(z)	—
Capital shares issued in reinvestment of dividends [ 20,833 and 0 shares, respectively ]	186,088		—
Capital shares repurchased [ (81,578) and 0 shares, respectively ]	(742,678)		—

Total Class K transactions	33,490,205		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(25,030,989)		(8,063,465)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,090,486)		33,918,747
NET ASSETS:
Beginning of year	431,876,022		397,957,275

End of year (a)	$386,785,536		$431,876,022

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(326,654)		$(1,157,508)

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Davis New York Venture Portfolio exchanged approximately 2,339,670 Class IA shares for approximately 2,339,670 Class K shares. This exchange amounted to approximately $20,714,838.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009		2008		2007
Net asset value, beginning of year	$9.73	$8.78	$6.71		$11.13		$10.80

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.07 (e)	0.09	(e)	0.09	(e)	0.12	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.50)	0.98	2.13	†	(4.44)		0.32

Total from investment operations	(0.43)	1.05	2.22		(4.35)		0.44

Less distributions:
Dividends from net investment income	(0.05)	(0.10)	(0.15)		(0.07)		(0.08)
Distributions from net realized gains	—	—	—		—		(0.03)

Total dividends and distributions	(0.05)	(0.10)	(0.15)		(0.07)		(0.11)

Net asset value, end of year	$9.25	$9.73	$8.78		$6.71		$11.13

Total return	(4.37)%	11.96%	33.13%		(39.11)%		4.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,862	$39,869	$30,527		$691,615		$250,993
Ratio of expenses to average net assets:
After waivers	0.99%	0.99%	1.02%		1.00%		1.03%
After waivers and fees paid indirectly	0.99%	0.99%	1.00%		0.97%		1.00%
Before waivers and fees paid indirectly	0.99%	0.99%	1.02%		1.00%		1.03%
Ratio of net investment income (loss) to average net assets:
After waivers	0.74%	0.79%	1.36%		1.00%		1.05%
After waivers and fees paid indirectly	0.74%	0.79%	1.38%		1.03%		1.08%
Before waivers and fees paid indirectly	0.74%	0.79%	1.36%		1.00%		1.05%
Portfolio turnover rate	14%	17%	27%		19%		9%

	Year Ended December 31,
Class IB	2011	2010	2009		2008		2007
Net asset value, beginning of year	$9.73	$8.78	$6.71		$11.13		$10.80

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.05 (e)	0.10	(e)	0.07	(e)	0.10	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.50)	0.97	2.10	†	(4.44)		0.31

Total from investment operations	(0.45)	1.02	2.20		(4.37)		0.41

Less distributions:
Dividends from net investment income	(0.03)	(0.07)	(0.13)		(0.05)		(0.05)
Distributions from net realized gains	—	—	—		—		(0.03)

Total dividends and distributions	(0.03)	(0.07)	(0.13)		(0.05)		(0.08)

Net asset value, end of year	$9.25	$9.73	$8.78		$6.71		$11.13

Total return	(4.61)%	11.68%	32.79%		(39.27)%		3.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$336,677	$392,007	$367,431		$259,138		$289,159
Ratio of expenses to average net assets:
After waivers	1.24%	1.24%	1.27	%(c)	1.25	%(c)	1.28	%(c)
After waivers and fees paid indirectly	1.24%	1.24%	1.19%		1.22%		1.25	%(c)
Before waivers and fees paid indirectly	1.24%	1.24%	1.27	%(c)	1.25	%(c)	1.28%
Ratio of net investment income (loss) to average net assets:
After waivers	0.50%	0.53%	1.31%		0.72%		0.86%
After waivers and fees paid indirectly	0.50%	0.53%	1.40%		0.75%		0.89%
Before waivers and fees paid indirectly	0.50%	0.53%	1.31%		0.72%		0.86%
Portfolio turnover rate	14%	17%	27%		19%		9%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.79

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.48

Total from investment operations	0.51

Less distributions:
Dividends from net investment income	(0.05)

Net asset value, end of period	$9.25

Total return (b)	5.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,247
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.98%
Before fees paid indirectly (a)	0.99%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.81%
Before fees paid indirectly (a)	0.80%
Portfolio turnover rate	14%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	1.76%	(0.54)%	2.62%	7.38%
Portfolio – Class IB Shares*	1.50	(0.79)	2.36	7.11
Portfolio – Class K Shares***	1.76	(0.54)	2.62	7.38
S&P 500 Index	2.11	(0.25)	2.92	7.77

*    Date of inception 5/1/97. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 3/1/94.
*** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.76% for the year ended December 31, 2011. The Portfolio’s benchmark, the S&P 500 Index, returned 2.11% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance of the benchmark for the year were: Consumer Staples, Health Care, Utilities, Consumer Discretionary and Energy.

•	The five stocks that provided the most positive impact to the benchmark performance for the year were: Apple, ExxonMobil, IBM, Philip Morris International and Pfizer.

What hurt performance during the year:

•	The sectors that detracted the most from performance of the benchmark for the year were: Financials, Materials, Industrials, Telecommunications Services and Information Technology.

•	The five stocks that detracted the most from performance in the benchmark for the year were: Bank of America, Citigroup, Goldman Sachs, JPMorgan Chase and Hewlett-Packard.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	18.9%
Financials	13.4
Energy	12.2
Health Care	11.8
Consumer Staples	11.5
Industrials	10.6
Consumer Discretionary	10.6
Utilities	3.9
Materials	3.5
Telecommunication Services	3.2
Cash and Other	0.4

100.0%

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$961.47	$1.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.33	1.90
Class IB
Actual	1,000.00	960.05	3.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.17
Class K†
Actual	1,000.00	1,092.24	1.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.34	1.89

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.37%, 0.62% and 0.37%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.6%)
Auto Components (0.3%)
BorgWarner, Inc.*	26,710	$1,702,495
Goodyear Tire & Rubber Co.*	59,350	840,990
Johnson Controls, Inc.	165,400	5,170,404

		7,713,889

Automobiles (0.4%)
Ford Motor Co.*	923,748	9,939,528
Harley-Davidson, Inc.	56,450	2,194,212

		12,133,740

Distributors (0.1%)
Genuine Parts Co.	37,800	2,313,360

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	28,250	1,521,828
DeVry, Inc.	14,680	564,593
H&R Block, Inc.	71,150	1,161,879

		3,248,300

Hotels, Restaurants & Leisure (2.0%)
Carnival Corp.	110,000	3,590,400
Chipotle Mexican Grill, Inc.*	7,651	2,584,049
Darden Restaurants, Inc.	32,050	1,460,839
International Game Technology	72,300	1,243,560
Marriott International, Inc., Class A	65,127	1,899,754
McDonald’s Corp.	248,800	24,962,104
Starbucks Corp.	181,200	8,337,012
Starwood Hotels & Resorts Worldwide, Inc.	46,700	2,240,199
Wyndham Worldwide Corp.	37,045	1,401,412
Wynn Resorts Ltd.	19,279	2,130,137
Yum! Brands, Inc.	111,980	6,607,940

		56,457,406

Household Durables (0.2%)
D.R. Horton, Inc.	67,550	851,806
Harman International Industries, Inc.	17,000	646,680
Leggett & Platt, Inc.	33,750	777,600
Lennar Corp., Class A	39,000	766,350
Newell Rubbermaid, Inc.	70,376	1,136,572
PulteGroup, Inc.*	81,807	516,202
Whirlpool Corp.	18,566	880,957

		5,576,167

Internet & Catalog Retail (0.8%)
Amazon.com, Inc.*	88,450	15,310,695
Expedia, Inc.	23,060	669,187
Netflix, Inc.*	13,500	935,415
priceline.com, Inc.*	12,106	5,662,097
TripAdvisor, Inc.*	25,960	654,439

		23,231,833

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	28,208	899,553
Mattel, Inc.	82,250	2,283,260

		3,182,813

Media (3.1%)
Cablevision Systems Corp. - New York Group, Class A	53,600	$762,192
CBS Corp., Class B	159,000	4,315,260
Comcast Corp., Class A	662,350	15,704,318
DIRECTV, Class A*	171,510	7,333,768
Discovery Communications, Inc., Class A*	64,216	2,630,930
Gannett Co., Inc.	57,850	773,454
Interpublic Group of Cos., Inc.	112,026	1,090,013
McGraw-Hill Cos., Inc.	71,300	3,206,361
News Corp., Class A	533,100	9,510,504
Omnicom Group, Inc.	67,000	2,986,860
Scripps Networks Interactive, Inc., Class A	23,661	1,003,700
Time Warner Cable, Inc.	77,597	4,932,841
Time Warner, Inc.	243,300	8,792,862
Viacom, Inc., Class B	134,200	6,094,022
Walt Disney Co.	436,700	16,376,250
Washington Post Co., Class B	1,250	471,012

		85,984,347

Multiline Retail (0.8%)
Big Lots, Inc.*	15,950	602,272
Dollar Tree, Inc.*	28,990	2,409,359
Family Dollar Stores, Inc.	28,550	1,646,193
J.C. Penney Co., Inc.	34,750	1,221,463
Kohl’s Corp.	61,600	3,039,960
Macy’s, Inc.	101,972	3,281,459
Nordstrom, Inc.	39,300	1,953,603
Sears Holdings Corp.*	9,462	300,702
Target Corp.	163,300	8,364,226

		22,819,237

Specialty Retail (2.0%)
Abercrombie & Fitch Co., Class A	20,934	1,022,417
AutoNation, Inc.*	11,539	425,443
AutoZone, Inc.*	6,800	2,209,796
Bed Bath & Beyond, Inc.*	58,350	3,382,550
Best Buy Co., Inc.	71,275	1,665,697
CarMax, Inc.*	54,946	1,674,754
GameStop Corp., Class A*	33,613	811,082
Gap, Inc.	84,275	1,563,301
Home Depot, Inc.	374,708	15,752,724
Limited Brands, Inc.	59,807	2,413,212
Lowe’s Cos., Inc.	304,450	7,726,941
Orchard Supply Hardware Stores Corp., Class A*†	427	—
O’Reilly Automotive, Inc.*	31,214	2,495,559
Ross Stores, Inc.	56,200	2,671,186
Staples, Inc.	170,025	2,361,647
Tiffany & Co.	30,900	2,047,434
TJX Cos., Inc.	91,700	5,919,235
Urban Outfitters, Inc.*	26,908	741,585

		54,884,563

Textiles, Apparel & Luxury Goods (0.7%)
Coach, Inc.	70,950	4,330,788
NIKE, Inc., Class B	90,150	8,687,755
Ralph Lauren Corp.	15,750	2,174,760

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

VF Corp.	21,200	$2,692,188

		17,885,491

Total Consumer Discretionary		295,431,146

Consumer Staples (11.5%)
Beverages (2.7%)
Beam, Inc.	37,750	1,933,933
Brown-Forman Corp., Class B	24,550	1,976,520
Coca-Cola Co.	552,133	38,632,746
Coca-Cola Enterprises, Inc.	75,850	1,955,413
Constellation Brands, Inc., Class A*	42,250	873,307
Dr. Pepper Snapple Group, Inc.	52,125	2,057,895
Molson Coors Brewing Co., Class B	38,300	1,667,582
PepsiCo, Inc.	380,053	25,216,517

		74,313,913

Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	105,350	8,777,762
CVS Caremark Corp.	316,445	12,904,627
Kroger Co.	145,100	3,514,322
Safeway, Inc.	82,550	1,736,852
SUPERVALU, Inc.	51,579	418,821
Sysco Corp.	143,400	4,205,922
Walgreen Co.	216,150	7,145,919
Wal-Mart Stores, Inc.	424,618	25,375,172
Whole Foods Market, Inc.	38,850	2,703,183

		66,782,580

Food Products (1.9%)
Archer-Daniels-Midland Co.	162,316	4,642,238
Campbell Soup Co.	43,600	1,449,264
ConAgra Foods, Inc.	100,750	2,659,800
Dean Foods Co.*	44,560	499,072
General Mills, Inc.	156,400	6,320,124
H.J. Heinz Co.	77,800	4,204,312
Hershey Co.	37,200	2,298,216
Hormel Foods Corp.	33,458	979,985
J.M. Smucker Co.	27,647	2,161,166
Kellogg Co.	60,200	3,044,314
Kraft Foods, Inc., Class A	430,531	16,084,638
McCormick & Co., Inc. (Non-Voting)	32,200	1,623,524
Mead Johnson Nutrition Co.	49,500	3,402,135
Sara Lee Corp.	143,600	2,716,912
Tyson Foods, Inc., Class A	70,950	1,464,408

		53,550,108

Household Products (2.3%)
Clorox Co.	32,050	2,133,248
Colgate-Palmolive Co.	117,700	10,874,303
Kimberly-Clark Corp.	95,794	7,046,607
Procter & Gamble Co.	668,905	44,622,652

		64,676,810

Personal Products (0.2%)
Avon Products, Inc.	104,650	1,828,236
Estee Lauder Cos., Inc., Class A	27,200	3,055,104

		4,883,340

Tobacco (2.0%)
Altria Group, Inc.	499,900	$14,822,035
Lorillard, Inc.	32,874	3,747,636
Philip Morris International, Inc.	422,300	33,142,104
Reynolds American, Inc.	82,200	3,404,724

		55,116,499

Total Consumer Staples		319,323,250

Energy (12.2%)
Energy Equipment & Services (2.0%)
Baker Hughes, Inc.	106,057	5,158,612
Cameron International Corp.*	59,624	2,932,905
Diamond Offshore Drilling, Inc.	16,847	930,965
FMC Technologies, Inc.*	57,960	3,027,251
Halliburton Co.	223,650	7,718,161
Helmerich & Payne, Inc.	26,019	1,518,469
Nabors Industries Ltd.*	69,900	1,212,066
National Oilwell Varco, Inc.	102,997	7,002,766
Noble Corp.*	61,280	1,851,882
Rowan Cos., Inc.*	30,300	918,999
Schlumberger Ltd.	326,238	22,285,318

		54,557,394

Oil, Gas & Consumable Fuels (10.2%)
Alpha Natural Resources, Inc.*	53,396	1,090,880
Anadarko Petroleum Corp.	121,094	9,243,105
Apache Corp.	93,430	8,462,889
Cabot Oil & Gas Corp.	25,384	1,926,646
Chesapeake Energy Corp.	160,200	3,570,858
Chevron Corp.	484,134	51,511,858
ConocoPhillips	322,784	23,521,270
Consol Energy, Inc.	55,100	2,022,170
Denbury Resources, Inc.*	96,552	1,457,935
Devon Energy Corp.	98,200	6,088,400
El Paso Corp.	187,396	4,979,112
EOG Resources, Inc.	65,400	6,442,554
EQT Corp.	36,367	1,992,548
Exxon Mobil Corp.#	1,165,210	98,763,200
Hess Corp.	72,450	4,115,160
Marathon Oil Corp.	171,514	5,020,215
Marathon Petroleum Corp.	86,857	2,891,469
Murphy Oil Corp.	47,000	2,619,780
Newfield Exploration Co.*	32,200	1,214,906
Noble Energy, Inc.	42,653	4,026,017
Occidental Petroleum Corp.	197,400	18,496,380
Peabody Energy Corp.	65,850	2,180,293
Pioneer Natural Resources Co.	29,729	2,660,151
QEP Resources, Inc.	42,939	1,258,113
Range Resources Corp.	38,069	2,357,994
Southwestern Energy Co.*	84,443	2,697,109
Spectra Energy Corp.	158,056	4,860,222
Sunoco, Inc.	25,900	1,062,418
Tesoro Corp.*	34,554	807,181
Valero Energy Corp.	136,035	2,863,537
Williams Cos., Inc.	143,200	4,728,464

		284,932,834

Total Energy		339,490,228

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Financials (13.4%)
Capital Markets (1.8%)
Ameriprise Financial, Inc.	54,957	$2,728,065
Bank of New York Mellon Corp.	294,719	5,867,855
BlackRock, Inc.	24,354	4,340,857
Charles Schwab Corp.	262,405	2,954,680
E*TRADE Financial Corp.*	61,690	491,052
Federated Investors, Inc., Class B	22,451	340,133
Franklin Resources, Inc.	35,417	3,402,157
Goldman Sachs Group, Inc.	119,692	10,823,748
Invesco Ltd.	109,551	2,200,880
Legg Mason, Inc.	30,163	725,420
Morgan Stanley	360,713	5,457,588
Northern Trust Corp.	58,600	2,324,076
State Street Corp.	119,620	4,821,882
T. Rowe Price Group, Inc.	61,386	3,495,933

		49,974,326

Commercial Banks (2.6%)
BB&T Corp.	169,450	4,265,056
Comerica, Inc.	48,250	1,244,850
Fifth Third Bancorp	223,517	2,843,136
First Horizon National Corp.	63,996	511,968
Huntington Bancshares, Inc./Ohio	209,988	1,152,834
KeyCorp	231,650	1,781,388
M&T Bank Corp.	30,550	2,332,187
PNC Financial Services Group, Inc.	127,879	7,374,782
Regions Financial Corp.	306,002	1,315,809
SunTrust Banks, Inc.	130,500	2,309,850
U.S. Bancorp	463,895	12,548,360
Wells Fargo & Co.	1,281,953	35,330,625
Zions Bancorp	44,800	729,344

		73,740,189

Consumer Finance (0.8%)
American Express Co.	245,610	11,585,423
Capital One Financial Corp.	111,706	4,724,047
Discover Financial Services	133,571	3,205,704
SLM Corp.	123,592	1,656,133

		21,171,307

Diversified Financial Services (2.7%)
Bank of America Corp.	2,463,974	13,699,695
Citigroup, Inc.	710,744	18,699,675
CME Group, Inc.	16,223	3,953,058
IntercontinentalExchange, Inc.*	17,647	2,127,346
JPMorgan Chase & Co.	923,741	30,714,388
Leucadia National Corp.	48,142	1,094,749
Moody’s Corp.	47,476	1,598,992
NASDAQ OMX Group, Inc.*	30,923	757,923
NYSE Euronext	63,621	1,660,508

		74,306,334

Insurance (3.6%)
ACE Ltd.	81,927	5,744,721
Aflac, Inc.	113,500	4,910,010
Allstate Corp.	122,776	3,365,290

American International Group, Inc.*	106,159	$2,462,889
Aon Corp.	78,625	3,679,650
Assurant, Inc.	22,380	918,923
Berkshire Hathaway, Inc., Class B*	427,382	32,609,247
Chubb Corp.	67,600	4,679,272
Cincinnati Financial Corp.	39,363	1,198,997
Genworth Financial, Inc., Class A*	119,270	781,218
Hartford Financial Services Group, Inc.	108,300	1,759,875
Lincoln National Corp.	73,328	1,424,030
Loews Corp.	74,197	2,793,517
Marsh & McLennan Cos., Inc.	130,750	4,134,315
MetLife, Inc.	257,099	8,016,347
Principal Financial Group, Inc.	74,100	1,822,860
Progressive Corp.	149,850	2,923,573
Prudential Financial, Inc.	114,700	5,748,764
Torchmark Corp.	24,725	1,072,818
Travelers Cos., Inc.	100,374	5,939,130
Unum Group	71,070	1,497,445
XL Group plc	77,900	1,540,083

		99,022,974

Real Estate Investment Trusts (REITs) (1.8%)
Apartment Investment & Management Co. (REIT), Class A	29,363	672,706
AvalonBay Communities, Inc. (REIT)	23,144	3,022,606
Boston Properties, Inc. (REIT)	35,900	3,575,640
Equity Residential (REIT)	72,100	4,111,863
HCP, Inc. (REIT)	99,068	4,104,387
Health Care REIT, Inc. (REIT)	46,143	2,516,178
Host Hotels & Resorts, Inc. (REIT)	171,589	2,534,370
Kimco Realty Corp. (REIT)	98,870	1,605,649
Plum Creek Timber Co., Inc. (REIT)	39,150	1,431,324
ProLogis, Inc. (REIT)	111,362	3,183,840
Public Storage (REIT)	34,500	4,638,870
Simon Property Group, Inc. (REIT)	71,405	9,206,961
Ventas, Inc. (REIT)	70,026	3,860,533
Vornado Realty Trust (REIT)	44,905	3,451,398
Weyerhaeuser Co. (REIT)	130,369	2,433,989

		50,350,314

Real Estate Management & Development (0.0%)
CBRE Group, Inc.*	78,750	1,198,575

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	128,214	801,338
People’s United Financial, Inc.	87,593	1,125,570

		1,926,908

Total Financials		371,690,927

Health Care (11.8%)
Biotechnology (1.2%)
Amgen, Inc.	193,330	12,413,719
Biogen Idec, Inc.*	59,089	6,502,745

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Celgene Corp.*	107,900	$7,294,040
Gilead Sciences, Inc.*	182,600	7,473,818

		33,684,322

Health Care Equipment & Supplies (1.8%)
Baxter International, Inc.	137,100	6,783,708
Becton, Dickinson and Co.	52,300	3,907,856
Boston Scientific Corp.*	360,156	1,923,233
C.R. Bard, Inc.	20,850	1,782,675
CareFusion Corp.*	54,587	1,387,056
Covidien plc	117,296	5,279,493
DENTSPLY International, Inc.	34,330	1,201,207
Edwards Lifesciences Corp.*	27,729	1,960,440
Intuitive Surgical, Inc.*	9,563	4,427,765
Medtronic, Inc.	256,500	9,811,125
St. Jude Medical, Inc.	77,522	2,659,004
Stryker Corp.	79,050	3,929,575
Varian Medical Systems, Inc.*	27,338	1,835,200
Zimmer Holdings, Inc.*	43,550	2,326,441

		49,214,778

Health Care Providers & Services (2.1%)
Aetna, Inc.	88,022	3,713,648
AmerisourceBergen Corp.	62,800	2,335,532
Cardinal Health, Inc.	83,975	3,410,225
Cigna Corp.	69,350	2,912,700
Coventry Health Care, Inc.*	35,050	1,064,468
DaVita, Inc.*	22,694	1,720,432
Express Scripts, Inc.*	118,300	5,286,827
Humana, Inc.	39,750	3,482,498
Laboratory Corp. of America Holdings*	24,100	2,071,877
McKesson Corp.	59,731	4,653,642
Medco Health Solutions, Inc.*	94,072	5,258,625
Patterson Cos., Inc.	21,200	625,824
Quest Diagnostics, Inc.	38,350	2,226,601
Tenet Healthcare Corp.*	105,500	541,215
UnitedHealth Group, Inc.	259,100	13,131,188
WellPoint, Inc.	84,550	5,601,438

		58,036,740

Health Care Technology (0.1%)
Cerner Corp.*	35,446	2,171,067

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.*	84,323	2,945,402
Life Technologies Corp.*	43,306	1,685,037
PerkinElmer, Inc.	27,400	548,000
Thermo Fisher Scientific, Inc.*	91,900	4,132,743
Waters Corp.*	21,800	1,614,290

		10,925,472

Pharmaceuticals (6.2%)
Abbott Laboratories, Inc.	378,750	21,297,112
Allergan, Inc.	74,200	6,510,308
Bristol-Myers Squibb Co.	411,873	14,514,404
Eli Lilly and Co.	247,660	10,292,750
Forest Laboratories, Inc.*	64,900	1,963,874
Hospira, Inc.*	40,010	1,215,104
Johnson & Johnson	663,860	43,535,939
Merck & Co., Inc.	740,917	27,932,571
Mylan, Inc.*	103,650	2,224,329

Perrigo Co.	22,670	$2,205,791
Pfizer, Inc.	1,868,694	40,438,538
Watson Pharmaceuticals, Inc.*	30,950	1,867,523

		173,998,243

Total Health Care		328,030,622

Industrials (10.6%)
Aerospace & Defense (2.6%)
Boeing Co.	180,674	13,252,438
General Dynamics Corp.	86,600	5,751,106
Goodrich Corp.	30,450	3,766,665
Honeywell International, Inc.	188,012	10,218,452
L-3 Communications Holdings, Inc.	24,300	1,620,324
Lockheed Martin Corp.	64,508	5,218,697
Northrop Grumman Corp.	63,470	3,711,726
Precision Castparts Corp.	35,050	5,775,889
Raytheon Co.	84,150	4,071,177
Rockwell Collins, Inc.	36,750	2,034,848
Textron, Inc.	67,600	1,249,924
United Technologies Corp.	220,300	16,101,727

		72,772,973

Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	39,952	2,787,851
Expeditors International of Washington, Inc.	51,548	2,111,406
FedEx Corp.	77,110	6,439,456
United Parcel Service, Inc., Class B	234,650	17,174,033

		28,512,746

Airlines (0.1%)
Southwest Airlines Co.	189,218	1,619,706

Building Products (0.0%)
Masco Corp.	86,950	911,236

Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	25,500	731,340
Cintas Corp.	26,750	931,167
Iron Mountain, Inc.	45,097	1,388,988
Pitney Bowes, Inc.	48,500	899,190
R.R. Donnelley & Sons Co.	45,600	658,008
Republic Services, Inc.	76,501	2,107,602
Stericycle, Inc.*	20,715	1,614,113
Waste Management, Inc.	111,856	3,658,810

		11,989,218

Construction & Engineering (0.2%)
Fluor Corp.	41,200	2,070,300
Jacobs Engineering Group, Inc.*	31,114	1,262,606
Quanta Services, Inc.*	51,000	1,098,540

		4,431,446

Electrical Equipment (0.5%)
Cooper Industries plc	38,560	2,088,024
Emerson Electric Co.	178,900	8,334,951
Rockwell Automation, Inc.	34,550	2,534,934
Roper Industries, Inc.	23,455	2,037,536

		14,995,445

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Industrial Conglomerates (2.6%)
3M Co.	170,400	$13,926,792
Danaher Corp.	138,500	6,515,040
General Electric Co.	2,566,483	45,965,710
Tyco International Ltd.	112,336	5,247,215

		71,654,757

Machinery (2.0%)
Caterpillar, Inc.	157,200	14,242,320
Cummins, Inc.	46,900	4,128,138
Deere & Co.	100,600	7,781,410
Dover Corp.	45,100	2,618,055
Eaton Corp.	81,200	3,534,636
Flowserve Corp.	13,497	1,340,522
Illinois Tool Works, Inc.	117,495	5,488,191
Ingersoll-Rand plc	75,815	2,310,083
Joy Global, Inc.	25,600	1,919,232
PACCAR, Inc.	87,050	3,261,763
Pall Corp.	27,950	1,597,343
Parker Hannifin Corp.	36,700	2,798,375
Snap-on, Inc.	14,100	713,742
Stanley Black & Decker, Inc.	41,096	2,778,090
Xylem, Inc.	44,800	1,150,912

		55,662,812

Professional Services (0.1%)
Dun & Bradstreet Corp.	11,856	887,185
Equifax, Inc.	29,450	1,140,893
Robert Half International, Inc.	34,700	987,562

		3,015,640

Road & Rail (0.9%)
CSX Corp.	255,200	5,374,512
Norfolk Southern Corp.	81,750	5,956,305
Ryder System, Inc.	12,400	658,936
Union Pacific Corp.	117,500	12,447,950

		24,437,703

Trading Companies & Distributors (0.2%)
Fastenal Co.	71,766	3,129,715
W.W. Grainger, Inc.	14,800	2,770,412

		5,900,127

Total Industrials		295,903,809

Information Technology (18.9%)
Communications Equipment (2.1%)
Cisco Systems, Inc.	1,306,850	23,627,848
F5 Networks, Inc.*	19,300	2,048,116
Harris Corp.	28,084	1,012,147
JDS Uniphase Corp.*	55,650	580,986
Juniper Networks, Inc.*	127,800	2,608,398
Motorola Mobility Holdings, Inc.*	64,087	2,486,576
Motorola Solutions, Inc.	69,614	3,222,432
QUALCOMM, Inc.	408,600	22,350,420

		57,936,923

Computers & Peripherals (4.6%)
Apple, Inc.*	226,000	91,530,000
Dell, Inc.*	371,202	5,430,685
EMC Corp.*	495,900	10,681,686

Hewlett-Packard Co.	483,029	$12,442,827
Lexmark International, Inc., Class A	17,450	577,071
NetApp, Inc.*	87,100	3,159,117
SanDisk Corp.*	58,450	2,876,325
Western Digital Corp.*	56,820	1,758,579

		128,456,290

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	40,256	1,827,220
Corning, Inc.	381,992	4,958,256
FLIR Systems, Inc.	37,897	950,078
Jabil Circuit, Inc.	44,450	873,887
Molex, Inc.	33,300	794,538
TE Connectivity Ltd.	103,110	3,176,819

		12,580,798

Internet Software & Services (2.0%)
Akamai Technologies, Inc.*	43,558	1,406,052
eBay, Inc.*	279,250	8,469,653
Google, Inc., Class A*	61,467	39,701,535
VeriSign, Inc.	38,650	1,380,578
Yahoo!, Inc.*	301,497	4,863,147

		55,820,965

IT Services (3.9%)
Accenture plc, Class A	155,800	8,293,234
Automatic Data Processing, Inc.	118,750	6,413,687
Cognizant Technology Solutions Corp., Class A*	73,400	4,720,354
Computer Sciences Corp.	37,600	891,120
Fidelity National Information Services, Inc.	58,899	1,566,124
Fiserv, Inc.*	34,250	2,011,845
International Business Machines Corp.	286,601	52,700,192
Mastercard, Inc., Class A	25,950	9,674,679
Paychex, Inc.	78,375	2,359,871
SAIC, Inc.*	67,100	824,659
Teradata Corp.*	40,655	1,972,174
Total System Services, Inc.	39,325	769,197
Visa, Inc., Class A	123,673	12,556,520
Western Union Co.	150,449	2,747,199

		107,500,855

Office Electronics (0.1%)
Xerox Corp.	337,196	2,684,080

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc.*	142,300	768,420
Altera Corp.	78,000	2,893,800
Analog Devices, Inc.	72,450	2,592,261
Applied Materials, Inc.	317,400	3,399,354
Broadcom Corp., Class A*	117,850	3,460,076
First Solar, Inc.*	14,200	479,392
Intel Corp.	1,237,880	30,018,590
KLA-Tencor Corp.	40,550	1,956,538
Linear Technology Corp.	55,350	1,662,160
LSI Corp.*	136,900	814,555
Microchip Technology, Inc.	46,436	1,700,951
Micron Technology, Inc.*	240,050	1,509,914
Novellus Systems, Inc.*	16,200	668,898
NVIDIA Corp.*	148,450	2,057,517

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Teradyne, Inc.*	44,650	$608,580
Texas Instruments, Inc.	277,731	8,084,749
Xilinx, Inc.	63,750	2,043,825

		64,719,580

Software (3.5%)
Adobe Systems, Inc.*	119,250	3,371,198
Autodesk, Inc.*	55,050	1,669,667
BMC Software, Inc.*	41,350	1,355,453
CA, Inc.	89,925	1,817,834
Citrix Systems, Inc.*	45,350	2,753,652
Electronic Arts, Inc.*	80,550	1,659,330
Intuit, Inc.	72,300	3,802,257
Microsoft Corp.	1,820,073	47,249,095
Oracle Corp.	956,497	24,534,148
Red Hat, Inc.*	46,810	1,932,785
Salesforce.com, Inc.*	33,118	3,360,152
Symantec Corp.*	179,190	2,804,323

		96,309,894

Total Information Technology		526,009,385

Materials (3.5%)
Chemicals (2.2%)
Air Products and Chemicals, Inc.	51,150	4,357,469
Airgas, Inc.	16,659	1,300,735
CF Industries Holdings, Inc.	15,945	2,311,706
Dow Chemical Co.	287,301	8,262,777
E.I. du Pont de Nemours & Co.	224,600	10,282,188
Eastman Chemical Co.	33,400	1,304,604
Ecolab, Inc.	72,941	4,216,719
FMC Corp.	17,130	1,473,865
International Flavors & Fragrances, Inc.	19,700	1,032,674
Monsanto Co.	130,148	9,119,470
Mosaic Co.	72,410	3,651,636
PPG Industries, Inc.	37,600	3,139,224
Praxair, Inc.	72,850	7,787,665
Sherwin-Williams Co.	20,950	1,870,207
Sigma-Aldrich Corp.	29,250	1,826,955

		61,937,894

Construction Materials (0.1%)
Vulcan Materials Co.	31,600	1,243,460

Containers & Packaging (0.1%)
Ball Corp.	39,500	1,410,545
Bemis Co., Inc.	24,950	750,496
Owens-Illinois, Inc.*	39,882	772,913
Sealed Air Corp.	46,634	802,571

		3,736,525

Metals & Mining (0.9%)
Alcoa, Inc.	258,698	2,237,738
Allegheny Technologies, Inc.	25,850	1,235,630
Cliffs Natural Resources, Inc.	34,800	2,169,780
Freeport-McMoRan Copper & Gold, Inc.	230,388	8,475,975
Newmont Mining Corp.	120,300	7,219,203
Nucor Corp.	76,950	3,044,911
Titanium Metals Corp.	19,983	299,345

United States Steel Corp.	35,000	$926,100

		25,608,682

Paper & Forest Products (0.2%)
International Paper Co.	106,235	3,144,556
MeadWestvaco Corp.	41,459	1,241,697

		4,386,253

Total Materials		96,912,814

Telecommunication Services (3.2%)
Diversified Telecommunication Services (2.9%)
AT&T, Inc.	1,440,600	43,563,744
CenturyLink, Inc.	150,130	5,584,836
Frontier Communications Corp.	241,890	1,245,733
Verizon Communications, Inc.	688,196	27,610,424
Windstream Corp.	141,586	1,662,220

		79,666,957

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A	95,542	5,733,475
MetroPCS Communications, Inc.*	71,250	618,450
Sprint Nextel Corp.*	728,291	1,704,201

		8,056,126

Total Telecommunication Services		87,723,083

Utilities (3.9%)
Electric Utilities (2.1%)
American Electric Power Co., Inc.	117,330	4,846,902
Duke Energy Corp.	323,962	7,127,164
Edison International	79,200	3,278,880
Entergy Corp.	42,850	3,130,192
Exelon Corp.	161,150	6,989,075
FirstEnergy Corp.	101,632	4,502,298
NextEra Energy, Inc.	102,750	6,255,420
Northeast Utilities	43,024	1,551,876
Pepco Holdings, Inc.	55,155	1,119,647
Pinnacle West Capital Corp.	26,500	1,276,770
PPL Corp.	140,488	4,133,157
Progress Energy, Inc.	71,750	4,019,435
Southern Co.	209,550	9,700,070

		57,930,886

Gas Utilities (0.1%)
AGL Resources, Inc.	28,360	1,198,494
ONEOK, Inc.	25,057	2,172,191

		3,370,685

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	156,700	1,855,328
Constellation Energy Group, Inc.	49,000	1,943,830
NRG Energy, Inc.*	55,868	1,012,328

		4,811,486

Multi-Utilities (1.5%)
Ameren Corp.	58,850	1,949,701
CenterPoint Energy, Inc.	103,450	2,078,310
CMS Energy Corp.	61,200	1,351,296

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Consolidated Edison, Inc.	71,250	$4,419,637
Dominion Resources, Inc.	138,446	7,348,714
DTE Energy Co.	41,150	2,240,617
Integrys Energy Group, Inc.	18,924	1,025,302
NiSource, Inc.	68,259	1,625,247
PG&E Corp.	98,600	4,064,292
Public Service Enterprise Group, Inc.	122,900	4,056,929
SCANA Corp.	28,011	1,262,176
Sempra Energy	58,222	3,202,210
TECO Energy, Inc.	52,400	1,002,936
Wisconsin Energy Corp.	56,204	1,964,892
Xcel Energy, Inc.	117,845	3,257,236

		40,849,495

Total Utilities		106,962,552

Total Common Stocks (99.6%) (Cost $2,440,345,997)		2,767,477,816

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp.
(Zero Coupon)*†	427	$—

Total Preferred Stocks (0.0%) (Cost $1,394)		—

Total Investments (99.6%) (Cost $2,440,347,391)		2,767,477,816
Other Assets Less Liabilities (0.4%)		12,340,151

Net Assets (100%)		$2,779,817,967

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $15,002,520
*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	160	March-12	$9,789,519	$10,020,800	$231,281

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$295,431,146	$—	$—	$295,431,146
Consumer Staples	319,323,250	—	—	319,323,250
Energy	339,490,228	—	—	339,490,228
Financials	371,690,927	—	—	371,690,927
Health Care	328,030,622	—	—	328,030,622
Industrials	295,903,809	—	—	295,903,809
Information Technology	526,009,385	—	—	526,009,385
Materials	96,912,814	—	—	96,912,814
Telecommunication Services	87,723,083	—	—	87,723,083
Utilities	106,962,552	—	—	106,962,552
Futures	231,281	—	—	231,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Preferred Stocks
Consumer Discretionary	$—	$—	$—	$—

Total Assets	$2,767,709,097	$—	$—	$2,767,709,097

Total Liabilities	$—	$—	$—	$—

Total	$2,767,709,097	$—	$—	$2,767,709,097

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Preferred Stocks- Consumer Discretionary††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—

††	Security received through corporate action with $0 market value.

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	231,281	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$231,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—
Commodity contracts	Payables	—	*
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,024,831	—	—	1,024,831
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,024,831	$—	$—	$1,024,831

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	127,149	—	—	127,149
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$127,149	$—	$—	$127,149

The Portfolio held futures contracts with an average notional balance of approximately $13,285,000 during the year ended December 31, 2011

^ This Portfolio held futures as a substitute for investing in conventional securities.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$95,768,239
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$308,015,915

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$803,410,222
Aggregate gross unrealized depreciation	(534,052,279)

Net unrealized appreciation	$269,357,943

Federal income tax cost of investments	$2,498,119,873

The Portfolio has a net capital loss carryforward of $8,805,051, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $1,740,112 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $2,440,347,391)	$2,767,477,816
Cash	12,368,848
Dividends, interest and other receivables	4,207,112
Receivable from Separate Accounts for Trust shares sold	1,006,025
Receivable for securities sold	441,368
Other assets	17,281

Total assets	2,785,518,450

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	4,475,433
Investment management fees payable	590,262
Distribution fees payable - Class IB	321,849
Administrative fees payable	243,639
Due to broker for futures variation margin	38,400
Trustees’ fees payable	3,967
Accrued expenses	26,933

Total liabilities	5,700,483

NET ASSETS	$2,779,817,967

Net assets were comprised of:
Paid in capital	$2,525,087,190
Accumulated undistributed net investment income (loss)	1,313,559
Accumulated undistributed net realized gain (loss) on investments and futures	(73,944,488)
Net unrealized appreciation (depreciation) on investments and futures	327,361,706

Net assets	$2,779,817,967

Class IA
Net asset value, offering and redemption price per share, $1,096,866,967 / 50,043,202 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.92

Class IB
Net asset value, offering and redemption price per share, $1,527,357,392 / 70,014,602 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.81

Class K
Net asset value, offering and redemption price per share, $155,593,608 / 7,098,810 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.92

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$61,108,867
Interest	6,729

Total income	61,115,596

EXPENSES
Investment management fees	7,305,604
Distribution fees - Class IB	3,982,540
Administrative fees	3,006,915
Printing and mailing expenses	217,624
Custodian fees	96,500
Professional fees	83,824
Trustees’ fees	72,549
Miscellaneous	62,639

Total expenses	14,828,195

NET INVESTMENT INCOME (LOSS)	46,287,401

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	13,063,590
Futures	1,024,831

Net realized gain (loss)	14,088,421

Change in unrealized appreciation (depreciation) on:
Securities	(9,487,355)
Futures	127,149

Net change in unrealized appreciation (depreciation)	(9,360,206)

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,728,215

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$51,015,616

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$46,287,401		$43,213,636
Net realized gain (loss) on investments and futures	14,088,421		(7,543,035)
Net change in unrealized appreciation (depreciation) on investments and futures	(9,360,206)		345,759,817

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,015,616		381,430,418

DIVIDENDS:
Dividends from net investment income
Class IA	(19,919,546)		(21,119,187)
Class IB	(23,211,626)		(21,423,776)
Class K†	(2,747,380)		—

TOTAL DIVIDENDS	(45,878,552)		(42,542,963)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,516,630 and 5,100,072 shares, respectively ]	99,498,060		101,624,740
Capital shares issued in reinvestment of dividends [ 940,629 and 974,624 shares, respectively ]	19,919,546		21,119,187
Capital shares repurchased [ (17,167,728) and (8,956,337) shares, respectively ]	(375,912,428	)(z)	(179,138,292)

Total Class IA transactions	(256,494,822)		(56,394,365)

Class IB
Capital shares sold [ 9,059,238 and 9,653,689 shares, respectively ]	199,500,421		192,768,598
Capital shares issued in reinvestment of dividends [ 1,101,153 and 993,294 shares, respectively ]	23,211,626		21,423,776
Capital shares repurchased [ (14,996,074) and (13,741,577) shares, respectively ]	(333,132,807)		(271,942,095)

Total Class IB transactions	(110,420,760)		(57,749,721)

Class K†
Capital shares sold [ 7,279,682 and 0 shares, respectively ]	156,652,834	(z)	—
Capital shares issued in reinvestment of dividends [ 129,735 and 0 shares, respectively ]	2,747,380		—
Capital shares repurchased [ (310,607) and 0 shares, respectively ]	(6,697,131)		—

Total Class K transactions	152,703,083		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(214,212,499)		(114,144,086)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(209,075,435)		224,743,369
NET ASSETS:
Beginning of year	2,988,893,402		2,764,150,033

End of year (a)	$2,779,817,967		$2,988,893,402

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,313,559		$1,178,330

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Equity 500 Index Portfolio exchanged approximately 3,560,900 Class IA shares for approximately 3,560,900 Class K shares. This exchange amounted to approximately $73,886,044.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$21.94	$19.44	$15.76	$26.05	$25.92

Income (loss) from investment operations:
Net investment income (loss)	0.38 (e)	0.34 (e)	0.37 (e)	0.43 (e)	0.43	(e)
Net realized and unrealized gain (loss) on investments and futures .	(0.01)†	2.51	3.74	(10.07)	0.90	(z)

Total from investment operations	0.37	2.85	4.11	(9.64)	1.33

Less distributions:
Dividends from net investment income	(0.39)	(0.35)	(0.38)	(0.43)	(0.44)
Distributions from net realized gains	—	—	(0.05)	(0.22)	(0.76)

Total dividends and distributions	(0.39)	(0.35)	(0.43)	(0.65)	(1.20)

Net asset value, end of year	$21.92	$21.94	$19.44	$15.76	$26.05

Total return	1.76%	14.66%	26.18%	(37.16)%	5.22	%(z)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,096,867	$1,354,694	$1,256,337	$1,030,854	$1,600,697
Ratio of expenses to average net assets	0.37%	0.37%	0.39%	0.39%	0.38%
Ratio of net investment income (loss) to average net assets	1.71%	1.70%	2.23%	1.99%	1.58%
Portfolio turnover rate	3%	5%	9%	9%	4%

	Year Ended December 31,
Class IB	2011	2010	2009	2008	2007
Net asset value, beginning of year	$21.83	$19.34	$15.68	$25.92	$25.79

Income (loss) from investment operations:
Net investment income (loss)	0.33 (e)	0.29 (e)	0.33 (e)	0.37 (e)	0.36	(e)
Net realized and unrealized gain (loss) on investments and futures .	(0.01)†	2.49	3.71	(10.01)	0.90	(z)

Total from investment operations	0.32	2.78	4.04	(9.64)	1.26

Less distributions:
Dividends from net investment income	(0.34)	(0.29)	(0.33)	(0.38)	(0.37)
Distributions from net realized gains	—	—	(0.05)	(0.22)	(0.76)

Total dividends and distributions	(0.34)	(0.29)	(0.38)	(0.60)	(1.13)

Net asset value, end of year	$21.81	$21.83	$19.34	$15.68	$25.92

Total return	1.50%	14.39%	25.85%	(37.32)%	4.97	%(z)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,527,357	$1,634,200	$1,507,813	$1,193,767	$2,062,991
Ratio of expenses to average net assets	0.62%	0.62%	0.64%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets	1.47%	1.45%	1.98%	1.72%	1.33%
Portfolio turnover rate	3%	5%	9%	9%	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$20.44

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)
Net realized and unrealized gain (loss) on investments and futures .	1.72

Total from investment operations	1.87

Less distributions:
Dividends from net investment income	(0.39)

Net asset value, end of period	$21.92

Total return (b)	9.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$155,594
Ratio of expenses to average net assets (a)	0.37%
Ratio of net investment income (loss) to average net assets (a)	1.99%
Portfolio turnover rate	3%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(z)	In 2007, 0.04% of the Portfolio’s total return for each class consists of a voluntary payment made by the Adviser in connection with cash which remained under-invested for a period of time. This payment positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.01 per share and is included in net realized and unrealized gain on investments.

See Notes to Financial Statements.

EQ/EQUITY GROWTH PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Capital Management, Inc.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(5.94)%	(1.01)%	4.07%	5.25%
Portfolio – Class IB Shares	(6.21)	(1.20)	3.86	5.05
Portfolio – Class K Shares***	(6.12)	(1.19)	3.87	5.05
Russell 1000® Growth Index	2.64	2.50	2.60	2.87
Volatility Managed Index – Large Cap Growth	(1.25)	4.56	4.09	4.16

*    Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 8/31/01.

***  Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (5.94)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the Russell 1000® Growth Index, returned 2.64% and the Volatility Managed Index — Large Cap Growth returned (1.25)% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of the Russell 1000® Growth Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs). The remaining portion is managed by BlackRock Capital Management, Inc. through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•	Two of the Portfolio’s positions in the Information Technology sector, Apple Inc. and QUALCOMM Inc., each delivered strong returns during the year on continued strength of the smartphone market.

•

Boeing Co., the Portfolio’s largest Industrial holding and a top position throughout most of the year, outperformed the benchmark, with particular strength in the fourth quarter on positive momentum for new large plane orders.

What hurt performance during the year:

•

Security selection was broadly negative, with underperformance across sectors as the Portfolio was positioned opportunistically during a year where investors migrated to the safest areas of the market amid negative macro developments.

•

The most significant underperformance came from the Information Technology sector, where an underweight in International Business Machines Corp. and stock selection in the semiconductors and semiconductor equipment industries detracted from relative returns.

•	In the Energy sector, an investment in coal-miner Alpha Natural Resources Inc. and an underweight in Exxon Mobil Corp. hurt relative performance.

•

Elsewhere, holdings of biotechnology company Dendreon Corp. accounted for weakness in the Health Care sector, while an allocation to the airline industry caused underperformance in the Industrials sector.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

EQ/EQUITY GROWTH PLUS PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — BlackRock Capital Management Inc.

As of the end of 2011, the Portfolio held its largest overweights in Information Technology and Telecommunications Services while its notable underweights were in the Materials and Consumer Staples sectors. We remain focused on bottom-up stock selection and we are implementing a barbell approach in the Portfolio at year-end, emphasizing what we consider higher-quality stable growth companies with greater long-term earnings predictability and the more opportunistic companies with high and accelerating growth prospects. As a result of increasing earnings and relatively flat market performance in 2011, we continue to see what we believe are attractive valuations throughout our universe, across all sectors and both types of holdings.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	28.1%
Consumer Discretionary	13.7
Industrials	12.3
Consumer Staples	11.7
Energy	10.5
Health Care	10.1
Materials	4.4
Financials	3.4
Telecommunication Services	1.7
Utilities	0.0 #
Cash and Other	4.1

100.0%

# Less than 0.1%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$895.85	$3.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.46	3.79
Class IB
Actual	1,000.00	894.25	4.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.19	5.07
Class K†
Actual	1,000.00	1,030.37	2.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.38	3.86

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.74%, 0.99% and 0.76%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.7%)
Auto Components (0.6%)
BorgWarner, Inc.*	48,041	$3,062,133
Gentex Corp.	22,627	669,533
Goodyear Tire & Rubber Co.*	38,726	548,748
Johnson Controls, Inc.	160,986	5,032,422
Visteon Corp.*	445	22,223

		9,335,059

Automobiles (0.5%)
Ford Motor Co.*	331,010	3,561,668
Harley-Davidson, Inc.	37,416	1,454,360
Tesla Motors, Inc.*	121,929	3,482,292

		8,498,320

Distributors (0.1%)
Genuine Parts Co.	6,787	415,364
LKQ Corp.*	23,121	695,480

		1,110,844

Diversified Consumer Services (0.7%)
Apollo Group, Inc., Class A*	176,323	9,498,520
DeVry, Inc.	8,835	339,794
H&R Block, Inc.	28,491	465,258
ITT Educational Services, Inc.*	4,214	239,734
Weight Watchers International, Inc.	4,580	251,946

		10,795,252

Hotels, Restaurants & Leisure (3.5%)
Bally Technologies, Inc.*	6,341	250,850
Brinker International, Inc.	11,765	314,831
Chipotle Mexican Grill, Inc.*	13,428	4,535,173
Choice Hotels International, Inc.	378	14,383
Darden Restaurants, Inc.	21,605	984,756
Dunkin’ Brands Group, Inc.*	3,501	87,455
Hyatt Hotels Corp., Class A*	358	13,475
International Game Technology	24,353	418,872
Las Vegas Sands Corp.*	205,906	8,798,363
Marriott International, Inc., Class A	41,077	1,198,216
Marriott Vacations Worldwide Corp.*	4,099	70,339
McDonald’s Corp.	164,303	16,484,520
MGM Resorts International*	12,307	128,362
Panera Bread Co., Class A*	4,600	650,670
Royal Caribbean Cruises Ltd.	11,901	294,788
Starbucks Corp.	257,101	11,829,217
Starwood Hotels & Resorts Worldwide, Inc.	30,892	1,481,889
Wynn Resorts Ltd.	12,545	1,386,097
Yum! Brands, Inc.	73,724	4,350,453

		53,292,709

Household Durables (0.1%)
Garmin Ltd.	1,157	46,060
Harman International Industries, Inc.	7,290	277,312
Leggett & Platt, Inc.	16,957	390,689
Tempur-Pedic International, Inc.*	10,855	570,213

Tupperware Brands Corp.	9,089	$508,712

		1,792,986

Internet & Catalog Retail (1.7%)
Amazon.com, Inc.*	119,752	20,729,071
Expedia, Inc.	9,023	261,848
Groupon, Inc.*	5,124	105,708
HomeAway, Inc.*	843	19,600
Netflix, Inc.*	8,767	607,465
priceline.com, Inc.*	7,862	3,677,136
TripAdvisor, Inc.*	9,023	227,470

		25,628,298

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	18,269	582,598
Mattel, Inc.	40,898	1,135,329
Polaris Industries, Inc.	10,265	574,635

		2,292,562

Media (2.3%)
AMC Networks, Inc., Class A*	8,579	322,399
Cablevision Systems Corp. - New York Group, Class A	34,461	490,035
CBS Corp., Class B	16,379	444,526
Charter Communications, Inc., Class A*	8,630	491,392
Comcast Corp., Class A	410,110	9,723,708
DIRECTV, Class A*	111,738	4,777,917
Discovery Communications, Inc., Class A*	41,856	1,714,840
DISH Network Corp., Class A	23,825	678,536
Interpublic Group of Cos., Inc.	27,348	266,096
John Wiley & Sons, Inc., Class A	7,359	326,740
Lamar Advertising Co., Class A*	2,748	75,570
Liberty Global, Inc., Class A*	43,893	1,800,930
McGraw-Hill Cos., Inc.	39,711	1,785,804
Morningstar, Inc.	3,853	229,061
Omnicom Group, Inc.	44,518	1,984,612
Pandora Media, Inc.*	1,451	14,525
Regal Entertainment Group, Class A	4,256	50,817
Scripps Networks Interactive, Inc., Class A	14,071	596,892
Sirius XM Radio, Inc.*	624,953	1,137,415
Thomson Reuters Corp.	28,126	750,120
Time Warner Cable, Inc.	50,537	3,212,637
Viacom, Inc., Class B	87,452	3,971,195
Virgin Media, Inc.	47,517	1,015,913

		35,861,680

Multiline Retail (0.5%)
Big Lots, Inc.*	3,597	135,823
Dollar General Corp.*	15,698	645,816
Dollar Tree, Inc.*	19,364	1,609,342
Family Dollar Stores, Inc.	19,368	1,116,759
Kohl’s Corp.	33,958	1,675,827
Macy’s, Inc.	8,344	268,510
Nordstrom, Inc.	25,827	1,283,860
Target Corp.	5,770	295,539

		7,031,476

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Specialty Retail (2.5%)
Aaron’s, Inc.	8,731	$232,943
Abercrombie & Fitch Co., Class A	11,974	584,810
Advance Auto Parts, Inc.	11,680	813,278
AutoNation, Inc.*	3,034	111,864
AutoZone, Inc.*	4,005	1,301,505
Bed Bath & Beyond, Inc.*	39,451	2,286,974
CarMax, Inc.*	5,887	179,436
Chico’s FAS, Inc.	18,539	206,524
Dick’s Sporting Goods, Inc.	14,937	550,877
DSW, Inc., Class A	3,477	153,718
Guess?, Inc.	10,239	305,327
Home Depot, Inc.	340,995	14,335,430
Limited Brands, Inc.	39,494	1,593,583
O’Reilly Automotive, Inc.*	20,325	1,624,984
PetSmart, Inc.	17,957	921,015
Ross Stores, Inc.	37,128	1,764,694
Sally Beauty Holdings, Inc.*	13,899	293,686
Tiffany & Co.	91,125	6,037,942
TJX Cos., Inc.	61,142	3,946,716
Tractor Supply Co.	11,443	802,726
Ulta Salon Cosmetics & Fragrance, Inc.*	7,195	467,099
Urban Outfitters, Inc.*	17,206	474,197
Williams-Sonoma, Inc.	8,641	332,679

		39,322,007

Textiles, Apparel & Luxury Goods (1.1%)
Coach, Inc.	117,694	7,184,042
Deckers Outdoor Corp.*	6,132	463,395
Fossil, Inc.*	8,292	658,053
Hanesbrands, Inc.*	15,251	333,387
Michael Kors Holdings Ltd.*	26,500	722,125
NIKE, Inc., Class B	56,535	5,448,278
PVH Corp.	1,406	99,109
Ralph Lauren Corp.	9,944	1,373,068
Under Armour, Inc., Class A*	5,752	412,936

		16,694,393

Total Consumer Discretionary		211,655,586

Consumer Staples (11.7%)
Beverages (4.1%)
Brown-Forman Corp., Class B	13,846	1,114,742
Coca-Cola Co.	505,246	35,352,063
Coca-Cola Enterprises, Inc.	39,427	1,016,428
Dr. Pepper Snapple Group, Inc.	35,055	1,383,971
Hansen Natural Corp.*	11,086	1,021,464
PepsiCo, Inc.	345,301	22,910,721

		62,799,389

Food & Staples Retailing (2.7%)
Costco Wholesale Corp.	69,178	5,763,911
Kroger Co.	67,809	1,642,334
Sysco Corp.	92,398	2,710,033
Walgreen Co.	136,848	4,524,195
Wal-Mart Stores, Inc.	352,457	21,062,830
Whole Foods Market, Inc.	91,986	6,400,386

		42,103,689

Food Products (0.9%)
Bunge Ltd.	5,979	$341,999
Campbell Soup Co.	21,280	707,347
ConAgra Foods, Inc.	8,143	214,975
Corn Products International, Inc.	9,786	514,646
Flowers Foods, Inc.	17,668	335,339
General Mills, Inc.	76,226	3,080,293
Green Mountain Coffee Roasters, Inc.*	40,656	1,823,422
H.J. Heinz Co.	29,763	1,608,392
Hershey Co.	17,956	1,109,322
Hormel Foods Corp.	11,517	337,333
Kellogg Co.	36,428	1,842,164
McCormick & Co., Inc. (Non-Voting)	14,360	724,031
Mead Johnson Nutrition Co.	5,909	406,125
Sara Lee Corp.	76,905	1,455,042

		14,500,430

Household Products (1.9%)
Church & Dwight Co., Inc.	13,122	600,463
Clorox Co.	1,222	81,336
Colgate-Palmolive Co.	69,831	6,451,686
Kimberly-Clark Corp.	54,500	4,009,020
Procter & Gamble Co.	272,015	18,146,121

		29,288,626

Personal Products (0.3%)
Avon Products, Inc.	68,125	1,190,144
Estee Lauder Cos., Inc., Class A	17,868	2,006,934
Herbalife Ltd.	18,897	976,408

		4,173,486

Tobacco (1.8%)
Altria Group, Inc.	247,295	7,332,297
Philip Morris International, Inc.	254,863	20,001,648
Reynolds American, Inc.	16,201	671,045

		28,004,990

Total Consumer Staples		180,870,610

Energy (10.5%)
Energy Equipment & Services (3.1%)
Atwood Oceanics, Inc.*	2,560	101,862
Baker Hughes, Inc.	27,394	1,332,444
Cameron International Corp.*	28,597	1,406,686
CARBO Ceramics, Inc.	3,030	373,690
Core Laboratories N.V.	7,226	823,403
Diamond Offshore Drilling, Inc.	5,133	283,650
Dresser-Rand Group, Inc.*	11,921	594,977
FMC Technologies, Inc.*	38,058	1,987,769
Halliburton Co.	249,895	8,623,877
Helmerich & Payne, Inc.	13,996	816,807
McDermott International, Inc.*	32,426	373,223
National Oilwell Varco, Inc.	73,100	4,970,069
Oceaneering International, Inc.	17,194	793,159
Oil States International, Inc.*	6,836	522,065
Patterson-UTI Energy, Inc.	2,713	54,206
Rowan Cos., Inc.*	3,325	100,847
RPC, Inc.	6,777	123,680
Schlumberger Ltd.	339,576	23,196,437

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Superior Energy Services, Inc.*	12,586	$357,946
Tidewater, Inc.	526	25,932

		46,862,729

Oil, Gas & Consumable Fuels (7.4%)
Alpha Natural Resources, Inc.*	152,047	3,106,320
Anadarko Petroleum Corp.	128,076	9,776,041
Apache Corp.	17,488	1,584,063
Arch Coal, Inc.	3,542	51,394
Cabot Oil & Gas Corp.	16,543	1,255,614
Chevron Corp.	18,145	1,930,628
Cimarex Energy Co.	3,595	222,531
Cobalt International Energy, Inc.*	17,417	270,312
Concho Resources, Inc.*	16,371	1,534,781
Consol Energy, Inc.	35,890	1,317,163
Continental Resources, Inc.*	6,618	441,487
Denbury Resources, Inc.*	53,031	800,768
El Paso Corp.	114,586	3,044,550
EOG Resources, Inc.	42,508	4,187,463
EQT Corp.	8,357	457,880
EXCO Resources, Inc.	21,566	225,365
Exxon Mobil Corp.	718,985	60,941,169
Forest Oil Corp.*	14,096	191,001
HollyFrontier Corp.	30,244	707,710
Kinder Morgan, Inc.	18,501	595,177
Kosmos Energy Ltd.*	4,375	53,637
Murphy Oil Corp.	4,677	260,696
Newfield Exploration Co.*	12,313	464,569
Noble Energy, Inc.	5,627	531,133
Occidental Petroleum Corp.	37,072	3,473,646
Peabody Energy Corp.	42,874	1,419,558
Pioneer Natural Resources Co.	14,995	1,341,753
QEP Resources, Inc.	21,993	644,395
Quicksilver Resources, Inc.*	1,295	8,689
Range Resources Corp.	150,049	9,294,035
SandRidge Energy, Inc.*	65,079	531,045
SM Energy Co.	8,153	595,984
Southwestern Energy Co.*	55,093	1,759,670
Ultra Petroleum Corp.*	24,228	717,876
Whiting Petroleum Corp.*	18,590	867,967

		114,606,070

Total Energy		161,468,799

Financials (3.4%)
Capital Markets (1.2%)
Affiliated Managers Group, Inc.*	5,894	565,529
BlackRock, Inc.	6,691	1,192,604
Charles Schwab Corp.	165,861	1,867,595
Eaton Vance Corp.	18,766	443,628
Federated Investors, Inc., Class B	11,569	175,270
Franklin Resources, Inc.	22,943	2,203,905
Greenhill & Co., Inc.	4,689	170,539
Jefferies Group, Inc.	272,300	3,744,125
Lazard Ltd., Class A	17,523	457,526
LPL Investment Holdings, Inc.*	4,564	139,385
Morgan Stanley	231,200	3,498,056
SEI Investments Co.	23,027	399,518
T. Rowe Price Group, Inc.	41,133	2,342,524

TD Ameritrade Holding Corp.	34,704	$543,118
Waddell & Reed Financial, Inc., Class A	13,643	337,937

		18,081,259

Commercial Banks (0.5%)
Wells Fargo & Co.	253,326	6,981,664

Consumer Finance (0.3%)
American Express Co.	100,659	4,748,085
Discover Financial Services	8,535	204,840
Green Dot Corp., Class A*	3,495	109,114

		5,062,039

Diversified Financial Services (0.2%)
CBOE Holdings, Inc.	8,329	215,388
IntercontinentalExchange, Inc.*	11,643	1,403,564
Moody’s Corp.	31,565	1,063,109
MSCI, Inc., Class A*	19,044	627,119
NASDAQ OMX Group, Inc.*	2,387	58,505
NYSE Euronext	12,782	333,610

		3,701,295

Insurance (0.0%)
Erie Indemnity Co., Class A	4,371	341,637
Validus Holdings Ltd.	1,685	53,078

		394,715

Real Estate Investment Trusts (REITs) (1.1%)
Apartment Investment & Management Co. (REIT), Class A	12,804	293,340
Boston Properties, Inc. (REIT)	18,929	1,885,328
Camden Property Trust (REIT)	8,031	499,849
Corporate Office Properties Trust/Maryland (REIT)	3,541	75,282
Digital Realty Trust, Inc. (REIT)	15,934	1,062,320
Equity Residential (REIT)	3,399	193,845
Essex Property Trust, Inc. (REIT)	2,874	403,826
Federal Realty Investment Trust (REIT)	7,457	676,723
Macerich Co. (REIT)	7,405	374,693
Plum Creek Timber Co., Inc. (REIT)	15,486	566,168
Public Storage (REIT)	20,948	2,816,668
Rayonier, Inc. (REIT)	19,278	860,377
Simon Property Group, Inc. (REIT)	37,954	4,893,789
UDR, Inc. (REIT)	2,629	65,988
Ventas, Inc. (REIT)	24,367	1,343,353
Vornado Realty Trust (REIT)	3,203	246,182
Weyerhaeuser Co. (REIT)	24,679	460,757

		16,718,488

Real Estate Management & Development (0.1%)
CBRE Group, Inc.*	46,296	704,625
Jones Lang LaSalle, Inc.	5,256	321,983

		1,026,608

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	7,567	47,293

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

People’s United Financial, Inc.	11,155	$143,342

		190,635

Total Financials		52,156,703

Health Care (10.1%)
Biotechnology (1.8%)
Alexion Pharmaceuticals, Inc.*	29,112	2,081,508
Amylin Pharmaceuticals, Inc.*	20,667	235,190
Biogen Idec, Inc.*	98,863	10,879,873
BioMarin Pharmaceutical, Inc.*	17,588	604,675
Celgene Corp.*	73,286	4,954,134
Dendreon Corp.*	23,040	175,104
Gilead Sciences, Inc.*	124,634	5,101,270
Human Genome Sciences, Inc.*	29,961	221,412
Myriad Genetics, Inc.*	13,548	283,695
Pharmasset, Inc.*	11,777	1,509,811
Regeneron Pharmaceuticals, Inc.*	11,556	640,549
United Therapeutics Corp.*	8,176	386,316
Vertex Pharmaceuticals, Inc.*	28,871	958,806

		28,032,343

Health Care Equipment & Supplies (2.0%)
Baxter International, Inc.	81,290	4,022,229
Becton, Dickinson and Co.	34,641	2,588,376
C.R. Bard, Inc.	13,564	1,159,722
CareFusion Corp.*	11,051	280,806
Cooper Cos., Inc.	1,973	139,136
Covidien plc	41,921	1,886,864
DENTSPLY International, Inc.	9,074	317,499
Edwards Lifesciences Corp.*	18,161	1,283,983
Gen-Probe, Inc.*	7,583	448,307
Hill-Rom Holdings, Inc.	9,043	304,659
IDEXX Laboratories, Inc.*	9,088	699,412
Intuitive Surgical, Inc.*	6,222	2,880,848
Medtronic, Inc.	146,247	5,593,948
ResMed, Inc.*	24,246	615,848
Sirona Dental Systems, Inc.*	8,811	388,036
St. Jude Medical, Inc.	52,076	1,786,207
Stryker Corp.	97,746	4,858,954
Thoratec Corp.*	9,041	303,416
Varian Medical Systems, Inc.*	18,558	1,245,799

		30,804,049

Health Care Providers & Services (2.0%)
AMERIGROUP Corp.*	4,615	272,654
AmerisourceBergen Corp.	222,218	8,264,287
Brookdale Senior Living, Inc.*	13,390	232,852
Cardinal Health, Inc.	117,460	4,770,051
Catalyst Health Solutions, Inc.*	6,731	350,012
DaVita, Inc.*	15,123	1,146,475
Express Scripts, Inc.*	77,310	3,454,984
HCA Holdings, Inc.*	10,812	238,188
Health Management Associates, Inc., Class A*	40,004	294,829
Henry Schein, Inc.*	7,743	498,881
Laboratory Corp. of America Holdings*	15,868	1,364,172
Lincare Holdings, Inc.	14,048	361,174
McKesson Corp.	39,925	3,110,557
Medco Health Solutions, Inc.*	63,310	3,539,029

MEDNAX, Inc.*	7,636	$549,868
Patterson Cos., Inc.	5,878	173,519
Quest Diagnostics, Inc.	22,875	1,328,123
Tenet Healthcare Corp.*	3,759	19,284
Universal Health Services, Inc., Class B	14,330	556,864

		30,525,803

Health Care Technology (0.6%)
Allscripts Healthcare Solutions, Inc.*	24,226	458,840
Cerner Corp.*	146,409	8,967,551
SXC Health Solutions Corp.*	9,814	554,295

		9,980,686

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.*	55,109	1,924,957
Bruker Corp.*	13,387	166,267
Charles River Laboratories International, Inc.*	8,163	223,095
Covance, Inc.*	9,626	440,101
Illumina, Inc.*	19,526	595,152
Life Technologies Corp.*	2,457	95,602
Mettler-Toledo International, Inc.*	5,092	752,139
Techne Corp.	5,866	400,413
Waters Corp.*	14,512	1,074,614

		5,672,340

Pharmaceuticals (3.3%)
Abbott Laboratories, Inc.	231,112	12,995,428
Allergan, Inc.	109,964	9,648,241
Eli Lilly and Co.	53,581	2,226,826
Endo Pharmaceuticals Holdings, Inc.*	18,472	637,838
Hospira, Inc.*	22,308	677,494
Johnson & Johnson	182,750	11,984,745
Mylan, Inc.*	62,952	1,350,950
Perrigo Co.	13,142	1,278,717
Pfizer, Inc.	273,000	5,907,720
Valeant Pharmaceuticals International, Inc.*	55,300	2,581,957
Warner Chilcott plc, Class A*	24,437	369,732
Watson Pharmaceuticals, Inc.*	18,888	1,139,702

		50,799,350

Total Health Care		155,814,571

Industrials (12.3%)
Aerospace & Defense (4.3%)
Alliant Techsystems, Inc.	350	20,006
BE Aerospace, Inc.*	14,558	563,540
Boeing Co.	373,397	27,388,670
Goodrich Corp.	8,088	1,000,485
Honeywell International, Inc.	124,625	6,773,369
Lockheed Martin Corp.	36,639	2,964,095
Precision Castparts Corp.	61,116	10,071,306
Rockwell Collins, Inc.	24,396	1,350,806
Spirit AeroSystems Holdings, Inc., Class A*	3,820	79,380
Textron, Inc.	2,535	46,872
TransDigm Group, Inc.*	7,919	757,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

United Technologies Corp.	219,208	$16,021,913

		67,038,132

Air Freight & Logistics (0.8%)
C.H. Robinson Worldwide, Inc.	26,218	1,829,492
Expeditors International of Washington, Inc.	33,631	1,377,526
FedEx Corp.	2,892	241,511
United Parcel Service, Inc., Class B	116,347	8,515,437
UTi Worldwide, Inc.	14,632	194,459

		12,158,425

Airlines (0.1%)
AMR Corp.*	24,776	8,672
Copa Holdings S.A., Class A	3,993	234,269
Delta Air Lines, Inc.*	80,554	651,682
Southwest Airlines Co.	22,021	188,500
United Continental Holdings, Inc.*	44,721	843,885

		1,927,008

Building Products (0.1%)
Armstrong World Industries, Inc.*	331	14,521
Lennox International, Inc.	8,427	284,411
Masco Corp.	56,811	595,379

		894,311

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	1,049	30,085
Copart, Inc.*	8,859	424,258
Covanta Holding Corp.	1,154	15,798
Iron Mountain, Inc.	26,406	813,305
KAR Auction Services, Inc.*	906	12,231
Stericycle, Inc.*	13,595	1,059,322
Waste Connections, Inc.	15,785	523,115

		2,878,114

Construction & Engineering (0.1%)
AECOM Technology Corp.*	8,439	173,590
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	9,123	344,850
Fluor Corp.	27,599	1,386,850
KBR, Inc.	1,559	43,449

		1,948,739

Electrical Equipment (0.7%)
AMETEK, Inc.	25,467	1,072,161
Babcock & Wilcox Co.*	18,573	448,352
Cooper Industries plc	17,091	925,478
Emerson Electric Co.	119,029	5,545,561
General Cable Corp.*	4,280	107,043
GrafTech International Ltd.*	1,078	14,715
Polypore International, Inc.*	6,168	271,330
Rockwell Automation, Inc.	22,852	1,676,651
Roper Industries, Inc.	15,186	1,319,208
Thomas & Betts Corp.*	2,006	109,527

		11,490,026

Industrial Conglomerates (1.6%)
3M Co.	99,357	8,120,448

Carlisle Cos., Inc.	795	$35,218
Danaher Corp.	346,965	16,321,234

		24,476,900

Machinery (3.2%)
Caterpillar, Inc.	102,089	9,249,263
Cummins, Inc.	31,076	2,735,310
Deere & Co.	66,462	5,140,836
Donaldson Co., Inc.	12,083	822,611
Dover Corp.	22,987	1,334,395
Eaton Corp.	158,679	6,907,297
Flowserve Corp.	8,048	799,327
Gardner Denver, Inc.	8,287	638,596
Graco, Inc.	9,583	391,849
Harsco Corp.	1,125	23,153
IDEX Corp.	11,734	435,449
Illinois Tool Works, Inc.	65,972	3,081,552
Ingersoll-Rand plc	39,212	1,194,790
Joy Global, Inc.	16,594	1,244,052
Kennametal, Inc.	1,512	55,218
Lincoln Electric Holdings, Inc.	8,182	320,080
Manitowoc Co., Inc.	20,825	191,382
Navistar International Corp.*	6,197	234,742
Nordson Corp.	9,587	394,793
PACCAR, Inc.	57,875	2,168,576
Pall Corp.	18,389	1,050,931
Parker Hannifin Corp.	9,874	752,893
Snap-on, Inc.	1,666	84,333
SPX Corp.	2,209	133,136
Stanley Black & Decker, Inc.	80,600	5,448,560
Terex Corp.*	171,000	2,310,210
Timken Co.	11,714	453,449
Toro Co.	4,902	297,355
Valmont Industries, Inc.	3,590	325,936
WABCO Holdings, Inc.*	10,711	464,857
Wabtec Corp.	7,660	535,817

		49,220,748

Marine (0.0%)
Kirby Corp.*	6,013	395,896

Professional Services (0.4%)
Dun & Bradstreet Corp.	7,834	586,218
Equifax, Inc.	1,033	40,019
IHS, Inc., Class A*	7,831	674,719
Manpower, Inc.	75,500	2,699,125
Nielsen Holdings N.V.*	10,965	325,551
Robert Half International, Inc.	23,272	662,321
Towers Watson & Co., Class A	1,867	111,889
Verisk Analytics, Inc., Class A*	15,862	636,542

		5,736,384

Road & Rail (0.5%)
Con-way, Inc.	834	24,319
CSX Corp.	174,629	3,677,687
Hertz Global Holdings, Inc.*	38,630	452,744
J.B. Hunt Transport Services, Inc.	14,484	652,794
Kansas City Southern*	13,037	886,646
Landstar System, Inc.	7,565	362,515
Union Pacific Corp.	12,662	1,341,412

		7,398,117

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Trading Companies & Distributors (0.3%)
Fastenal Co.	46,693	$2,036,282
MSC Industrial Direct Co., Inc., Class A	7,031	503,068
W.W. Grainger, Inc.	9,017	1,687,892
WESCO International, Inc.*	3,215	170,427

		4,397,669

Total Industrials		189,960,469

Information Technology (28.1%)
Communications Equipment (2.7%)
Acme Packet, Inc.*	8,449	261,159
Ciena Corp.*	15,014	181,669
Cisco Systems, Inc.	226,400	4,093,312
F5 Networks, Inc.*	12,845	1,363,111
Harris Corp.	5,079	183,047
JDS Uniphase Corp.*	35,805	373,804
Juniper Networks, Inc.*	84,416	1,722,931
Polycom, Inc.*	28,008	456,530
QUALCOMM, Inc.	579,575	31,702,753
Riverbed Technology, Inc.*	24,335	571,873

		40,910,189

Computers & Peripherals (7.1%)
Apple, Inc.*	231,938	93,934,890
Dell, Inc.*	191,011	2,794,491
EMC Corp.*	325,822	7,018,206
Fusion-io, Inc.*	1,413	34,194
NCR Corp.*	19,694	324,163
NetApp, Inc.*	58,255	2,112,909
QLogic Corp.*	13,506	202,590
SanDisk Corp.*	71,800	3,533,278

		109,954,721

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	26,253	1,191,624
Arrow Electronics, Inc.*	2,575	96,331
Dolby Laboratories, Inc., Class A*	8,394	256,101
FLIR Systems, Inc.	25,309	634,496
IPG Photonics Corp.*	4,355	147,504
Jabil Circuit, Inc.	25,230	496,022
National Instruments Corp.	14,348	372,330
Trimble Navigation Ltd.*	19,422	842,915

		4,037,323

Internet Software & Services (3.7%)
Akamai Technologies, Inc.*	26,917	868,881
eBay, Inc.*	271,851	8,245,241
Equinix, Inc.*	7,422	752,591
Google, Inc., Class A*	63,654	41,114,119
LinkedIn Corp., Class A*	1,422	89,600
Rackspace Hosting, Inc.*	103,628	4,457,040
VeriSign, Inc.	25,199	900,108
VistaPrint N.V.*	6,379	195,197
WebMD Health Corp.*	9,338	350,642

		56,973,419

IT Services (5.4%)
Accenture plc, Class A	177,239	9,434,432
Alliance Data Systems Corp.*	8,080	839,027

Automatic Data Processing, Inc.	79,131	$4,273,865
Booz Allen Hamilton Holding Corp.*	1,748	30,153
Broadridge Financial Solutions, Inc.	18,401	414,943
Cognizant Technology Solutions Corp., Class A*	48,180	3,098,456
DST Systems, Inc.	772	35,141
Fiserv, Inc.*	18,217	1,070,067
FleetCor Technologies, Inc.*	2,344	70,015
Gartner, Inc.*	15,424	536,293
Genpact Ltd.*	15,439	230,813
Global Payments, Inc.	12,693	601,394
International Business Machines Corp.	213,397	39,239,440
Lender Processing Services, Inc.	13,677	206,112
Mastercard, Inc., Class A	16,985	6,332,348
NeuStar, Inc., Class A*	11,657	398,320
Paychex, Inc.	47,077	1,417,489
SAIC, Inc.*	14,675	180,356
Teradata Corp.*	26,731	1,296,721
VeriFone Systems, Inc.*	128,468	4,563,183
Visa, Inc., Class A	73,748	7,487,634
Western Union Co.	100,124	1,828,264

		83,584,466

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	8,634	308,925

Semiconductors & Semiconductor Equipment (2.6%)
Advanced Micro Devices, Inc.*	97,510	526,554
Altera Corp.	51,027	1,893,102
Analog Devices, Inc.	47,450	1,697,761
Applied Materials, Inc.	13,121	140,526
Atmel Corp.*	67,904	550,022
Avago Technologies Ltd.	103,295	2,981,094
Broadcom Corp., Class A*	208,795	6,130,221
Cree, Inc.*	1,021	22,503
Cypress Semiconductor Corp.*	24,379	411,761
First Solar, Inc.*	9,406	317,547
Freescale Semiconductor Holdings I Ltd.*	4,272	54,041
Intersil Corp., Class A	9,890	103,252
KLA-Tencor Corp.	20,554	991,731
Lam Research Corp.*	19,718	729,960
Linear Technology Corp.	36,064	1,083,002
LSI Corp.*	27,570	164,042
Marvell Technology Group Ltd.*	308,200	4,268,570
Maxim Integrated Products, Inc.	46,775	1,218,021
MEMC Electronic Materials, Inc.*	21,560	84,946
Microchip Technology, Inc.	30,165	1,104,944
NVIDIA Corp.*	95,061	1,317,545
NXP Semiconductors N.V.*	152,300	2,340,851
ON Semiconductor Corp.*	70,545	544,607
PMC-Sierra, Inc.*	2,257	12,436
Silicon Laboratories, Inc.*	5,953	258,479
Skyworks Solutions, Inc.*	30,034	487,151
Texas Instruments, Inc.	194,362	5,657,878
Xilinx, Inc.	156,164	5,006,618

		40,099,165

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Software (6.3%)
Adobe Systems, Inc.*	79,885	$2,258,349
ANSYS, Inc.*	14,540	832,851
Ariba, Inc.*	15,319	430,158
Autodesk, Inc.*	36,392	1,103,769
BMC Software, Inc.*	28,008	918,102
Cadence Design Systems, Inc.*	42,495	441,948
Check Point Software Technologies Ltd.*	125,900	6,614,786
Citrix Systems, Inc.*	29,770	1,807,634
Compuware Corp.*	25,283	210,355
Electronic Arts, Inc.*	52,647	1,084,528
FactSet Research Systems, Inc.	7,312	638,191
Fortinet, Inc.*	18,945	413,191
Informatica Corp.*	16,762	619,021
Intuit, Inc.	47,916	2,519,902
MICROS Systems, Inc.*	12,861	599,065
Microsoft Corp.	1,351,212	35,077,464
Nuance Communications, Inc.*	37,727	949,211
Oracle Corp.	727,123	18,650,705
Red Hat, Inc.*	173,067	7,145,936
Rovi Corp.*	17,925	440,597
Salesforce.com, Inc.*	80,804	8,198,374
Solera Holdings, Inc.	11,207	499,160
Symantec Corp.*	119,646	1,872,460
Synopsys, Inc.*	1,602	43,574
TIBCO Software, Inc.*	26,305	628,953
VMware, Inc., Class A*	47,819	3,978,063

		97,976,347

Total Information Technology		433,844,555

Materials (4.4%)
Chemicals (3.2%)
Air Products and Chemicals, Inc.	33,555	2,858,551
Airgas, Inc.	12,431	970,613
Albemarle Corp.	14,528	748,337
Celanese Corp.	134,639	5,960,469
CF Industries Holdings, Inc.	8,648	1,253,787
E.I. du Pont de Nemours & Co.	147,064	6,732,590
Eastman Chemical Co.	22,516	879,475
Ecolab, Inc.	47,509	2,746,495
FMC Corp.	11,361	977,500
Huntsman Corp.	5,949	59,490
International Flavors & Fragrances, Inc.	12,739	667,778
Intrepid Potash, Inc.*	8,270	187,150
Kronos Worldwide, Inc.	3,445	62,148
LyondellBasell Industries N.V., Class A	3,364	109,296
Monsanto Co.	145,174	10,172,342
Mosaic Co.	43,633	2,200,412
Potash Corp. of Saskatchewan, Inc.	22,800	941,184
PPG Industries, Inc.	25,045	2,091,007
Praxair, Inc.	48,041	5,135,583
Rockwood Holdings, Inc.*	10,255	403,739
Scotts Miracle-Gro Co., Class A	5,837	272,530
Sherwin-Williams Co.	14,213	1,268,795
Sigma-Aldrich Corp.	19,293	1,205,041
Solutia, Inc.*	19,322	333,884
Valspar Corp.	1,927	75,095

W.R. Grace & Co.*	10,492	$481,793
Westlake Chemical Corp.	664	26,719

		48,821,803

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	3,378	254,735

Containers & Packaging (0.2%)
Ball Corp.	26,599	949,850
Crown Holdings, Inc.*	24,698	829,359
Packaging Corp. of America	14,562	367,545
Rock-Tenn Co., Class A	10,981	633,604
Silgan Holdings, Inc.	7,819	302,126
Temple-Inland, Inc.	4,452	141,173

		3,223,657

Metals & Mining (1.0%)
AK Steel Holding Corp.	3,507	28,968
Allegheny Technologies, Inc.	16,813	803,662
Allied Nevada Gold Corp.*	14,097	426,857
Carpenter Technology Corp.	6,956	358,095
Cliffs Natural Resources, Inc.	23,121	1,441,594
Compass Minerals International, Inc.	5,194	357,607
Freeport-McMoRan Copper & Gold, Inc.	230,310	8,473,105
Molycorp, Inc.*	8,855	212,343
Reliance Steel & Aluminum Co.	1,716	83,552
Royal Gold, Inc.	8,614	580,842
Schnitzer Steel Industries, Inc., Class A	1,005	42,491
Southern Copper Corp.	26,928	812,687
Steel Dynamics, Inc.	25,178	331,091
Titanium Metals Corp.	7,192	107,736
Walter Energy, Inc.	9,875	598,030

		14,658,660

Paper & Forest Products (0.0%)
International Paper Co.	14,717	435,623

Total Materials		67,394,478

Telecommunication Services (1.7%)
Diversified Telecommunication Services (0.9%)
Level 3 Communications, Inc.*	3,261	55,404
tw telecom, Inc.*	20,352	394,422
Verizon Communications, Inc.	315,748	12,667,810
Windstream Corp.	51,325	602,555

		13,720,191

Wireless Telecommunication Services (0.8%)
American Tower Corp., Class A	123,309	7,399,773
Clearwire Corp., Class A*	24,608	47,739
Crown Castle International Corp.*	45,992	2,060,442
MetroPCS Communications, Inc.*	43,872	380,809
NII Holdings, Inc.*	76,130	1,621,569
SBA Communications Corp., Class A*	17,957	771,433

		12,281,765

Total Telecommunication Services		26,001,956

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Utilities (0.0%)
Electric Utilities (0.0%)
ITC Holdings Corp.	8,093	$614,097

Gas Utilities (0.0%)
National Fuel Gas Co.	1,908	106,047
ONEOK, Inc.	1,270	110,096

		216,143

Water Utilities (0.0%)
Aqua America, Inc.	2,253	49,678

Total Utilities		879,918

Total Investments (95.9%) (Cost $1,138,911,736)		$1,480,047,645
Other Assets Less Liabilities (4.1%)		63,525,551

Net Assets (100%)		$1,543,573,196

*	Non-income producing.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$262,908,306	$96,407,662	$359,315,968	$—	$164,107	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	274	March-12	$12,326,123	$12,464,260	$138,137
S&P 500 E-Mini Index	793	March-12	49,279,047	49,665,590	386,543

					$524,680

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$211,655,586	$—	$—	$211,655,586
Consumer Staples	180,870,610	—	—	180,870,610
Energy	161,468,799	—	—	161,468,799
Financials	52,156,703	—	—	52,156,703
Health Care	155,814,571	—	—	155,814,571
Industrials	189,960,469	—	—	189,960,469
Information Technology	433,844,555	—	—	433,844,555

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Materials	$67,394,478	$—	$—	$67,394,478
Telecommunication Services	26,001,956	—	—	26,001,956
Utilities	879,918	—	—	879,918
Futures	524,680	—	—	524,680

Total Assets	$1,480,572,325	$—	$—	$1,480,572,325

Total Liabilities	$—	$—	$—	$—

Total	$1,480,572,325	$—	$—	$1,480,572,325

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	524,680	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$524,680

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—
Commodity contracts	Payables	—	*
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(61,126,989)	—	—	(61,126,989)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(61,126,989)	$—	$—	$(61,126,989)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(6,474,943)	—	—	(6,474,943)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(6,474,943)	$—	$—	$(6,474,943)

The Portfolio held futures contracts with an average notional value of approximately $195,305,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$602,683,256
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$697,826,644

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$370,812,994
Aggregate gross unrealized depreciation	(35,690,876)

Net unrealized appreciation	$335,122,118

Federal income tax cost of investments	$1,144,925,527

For the year ended December 31, 2011, the Portfolio incurred approximately $12,828 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $642,470,620 of which $197,450,085 expires in the year 2016 and $445,020,535 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $3,573,864 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $1,138,911,736)	$1,480,047,645
Cash	59,950,560
Foreign cash (Cost $19)	19
Cash held as collateral at broker	4,789,000
Receivable for securities sold	2,001,709
Dividends, interest and other receivables	1,416,413
Receivable from Separate Accounts for Trust shares sold	86,322
Receivable from sub-advisor	11,163
Other assets	16,494

Total assets	1,548,319,325

LIABILITIES
Payable for securities purchased	1,858,958
Payable to Separate Accounts for Trust shares redeemed	1,286,604
Investment management fees payable	884,269
Distribution fees payable - Class IB	316,167
Due to broker for futures variation margin	205,691
Administrative fees payable	172,636
Trustees’ fees payable	2,682
Accrued expenses	19,122

Total liabilities	4,746,129

NET ASSETS	$1,543,573,196

Net assets were comprised of:
Paid in capital	$1,877,071,376
Accumulated undistributed net investment income (loss)	432,141
Accumulated undistributed net realized gain (loss) on investments and futures	(675,590,910)
Net unrealized appreciation (depreciation) on investments and futures	341,660,589

Net assets	$1,543,573,196

Class IA
Net asset value, offering and redemption price per share, $52,067,166 / 3,706,382 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.05

Class IB
Net asset value, offering and redemption price per share, $1,487,294,126 / 106,412,098 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.98

Class K
Net asset value, offering and redemption price per share, $4,211,904 / 299,826 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.05

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($164,107 of dividend income received from affiliates) (net of $7,651 foreign withholding tax)	$22,161,612
Interest	36,754

Total income	22,198,366

EXPENSES
Investment management fees	8,797,569
Distribution fees - Class IB	4,239,339
Administrative fees	2,726,023
Recoupment fees	1,227,873
Printing and mailing expenses	219,156
Custodian fees	71,500
Professional fees	64,113
Trustees’ fees	44,743
Miscellaneous	28,795

Gross expenses	17,419,111
Less: Reimbursement from sub-advisor	(94,442)

Net expenses	17,324,669

NET INVESTMENT INCOME (LOSS)	4,873,697

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	48,679,941
Futures	(61,126,989)

Net realized gain (loss)	(12,447,048)

Change in unrealized appreciation (depreciation) on:
Securities	(86,449,646)
Futures	(6,474,943)

Net change in unrealized appreciation (depreciation)	(92,924,589)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(105,371,637)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(100,497,940)

See Notes to Financial Statements.

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EQ/EQUITY GROWTH PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,873,697		$4,792,320
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	(12,447,048)		170,207,170
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(92,924,589)		82,564,134

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(100,497,940)		257,563,624

DIVIDENDS
Dividends from net investment income
Class IA	(281,675)		(347,807)
Class IB	(4,342,183)		(4,983,017)
Class K†	(22,227)		—

TOTAL DIVIDENDS	(4,646,085)		(5,330,824)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 500,470 and 592,500 shares, respectively ]	7,378,790		7,899,964
Capital shares issued in reinvestment of dividends [ 20,633 and 23,739 shares, respectively ]	281,675		347,807
Capital shares repurchased [ (1,273,330) and (1,062,305) shares, respectively ]	(18,670,180	)(z)	(14,216,824)

Total Class IA transactions	(11,009,715)		(5,969,053)

Class IB
Capital shares sold [ 1,803,451 and 2,670,521 shares, respectively ]	26,683,855		35,213,502
Capital shares issued in reinvestment of dividends [ 319,641 and 347,390 shares, respectively ]	4,342,183		4,983,017
Capital shares repurchased [ (18,592,942) and (22,959,359) shares, respectively ]	(279,108,171)		(303,943,333)

Total Class IB transactions	(248,082,133)		(263,746,814)

Class K†
Capital shares sold [ 307,841 and 0 shares, respectively ]	4,296,077	(z)	—
Capital shares issued in reinvestment of dividends [ 1,628 and 0 shares, respectively ]	22,227		—
Capital shares repurchased [ (9,643) and 0 shares, respectively ]	(135,367)		—

Total Class K transactions	4,182,937		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(254,908,911)		(269,715,867)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(360,052,936)		(17,483,067)
NET ASSETS:
Beginning of year	1,903,626,132		1,921,109,199

End of year (a)	$1,543,573,196		$1,903,626,132

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$432,141		$391,576

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Equity Growth PLUS Portfolio exchanged approximately 303,660 Class IA shares for approximately 303,660 Class K shares. This exchange amounted to approximately $4,237,383.

See Notes to Financial Statements.

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EQ/EQUITY GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$15.02	$13.07	$10.34	$17.70	$16.90

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.07 (e)	0.13 (e)	0.12 (e)	0.09 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.97)	1.96	2.73	(7.17)	2.30

Total from investment operations	(0.89)	2.03	2.86	(7.05)	2.39

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.13)	(0.16)	(0.08)
Distributions from net realized gains	—	—	—	(0.13)	(1.51)
Return of capital	—	—	—	(0.02)	—

Total dividends and distributions	(0.08)	(0.08)	(0.13)	(0.31)	(1.59)

Net asset value, end of year	$14.05	$15.02	$13.07	$10.34	$17.70

Total return	(5.94)%	15.53%	27.71%	(40.15)%	14.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$52,067	$66,946	$64,128	$72,928	$1,968,509
Ratio of expenses to average net assets:
After waivers and reimbursements	0.74%	0.74%	0.80%	0.90%	0.90%
After waivers, reimbursements and fees paid indirectly	0.74%	0.74%	0.72%	0.90%	0.90%
Before waivers, reimbursements and fees paid indirectly	0.75%	0.75%	0.80%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.51%	0.50%	1.09%	0.75%	0.50%
After waivers, reimbursements and fees paid indirectly	0.51%	0.50%	1.17%	0.76%	0.50%
Before waivers, reimbursements and fees paid indirectly	0.51%	0.49%	1.08%	0.67%	0.42%
Portfolio turnover rate	38%	41%	157%	89%	71%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2011	2010	2009		2008	2007
Net asset value, beginning of year	$14.95	$13.00	$10.26		$17.56	$16.78

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.03 (e)	0.10	(e)	0.07 (e)	0.05 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.97)	1.96	2.74		(7.08)	2.27

Total from investment operations	(0.93)	1.99	2.84		(7.01)	2.32

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.10)		(0.14)	(0.03)
Distributions from net realized gains	—	—	—		(0.13)	(1.51)
Return of capital	—	—	—		(0.02)	—

Total dividends and distributions	(0.04)	(0.04)	(0.10)		(0.29)	(1.54)

Net asset value, end of year	$13.98	$14.95	$13.00		$10.26	$17.56

Total return	(6.21)%	15.32%	27.70%		(40.32)%	14.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,487,294	$1,836,680	$1,856,981		$1,590,410	$2,628,736
Ratio of expenses to average net assets:
After waivers and reimbursements	0.99%	0.99%	1.05	%(c)	1.15%	1.15%
After waivers, reimbursements and fees paid indirectly	0.99%	0.99%	0.97	%(c)	1.15%	1.15%
Before waivers, reimbursements and fees paid indirectly	1.00%	1.00%	1.05	%(c)	1.23%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.27%	0.26%	0.84%		0.52%	0.26%
After waivers, reimbursements and fees paid indirectly	0.27%	0.26%	0.92%		0.52%	0.26%
Before waivers, reimbursements and fees paid indirectly	0.26%	0.25%	0.83%		0.44%	0.18%
Portfolio turnover rate	38%	41%	157%		89%	71%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$13.71

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures .	0.37

Total from investment operations	0.41

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$14.05

Total return (b)	3.04%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,212
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.76%
After waivers, reimbursements and fees paid indirectly (a)	0.76%
Before waivers, reimbursements and fees paid indirectly (a)	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.76%
After waivers, reimbursements and fees paid indirectly (a)	0.76%
Before waivers, reimbursements and fees paid indirectly (a)	0.76%
Portfolio turnover rate	38%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/FRANKLIN CORE BALANCED PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares	0.31%	0.50%	1.37%
Portfolio – Class IB Shares	0.06	0.24	1.10
Portfolio – Class K Shares**	0.31	0.50	1.37
S&P 500 Index	2.11	(0.25)	1.23
Barclays Capital Intermediate U.S. Government/Credit Index†	5.80	5.88	5.91
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	6.56
Volatility Managed Index – Large Cap Core	(1.51)	3.11	4.45

†    In 2011, the Investment Manager revised the Portfolio’s benchmark index to be the Barclays Capital Intermediate U.S. Government/Credit Index which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Barclays Capital U.S. Aggregate Bond Index is no longer a benchmark of the Portfolio.

*    Date of inception 9/15/06.

**   Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.31% for the year ended December 31, 2011. The Portfolio’s benchmarks: the S&P 500 Index, the Barclays Capital Intermediate U.S. Government/Credit Index and the Volatility Managed Index — Large Cap Core, returned 2.11%, 5.80% and (1.51)%, respectively, over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of the S&P 500 Index and the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. The remaining portion is managed by Franklin Advisers, Inc. through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•

Major equity contributors to performance included holdings in the Utilities, Health Care and Energy sectors. Many Utilities benefited from stable and regulated operations, limited exposure to foreign economies and high dividend yields, and sector contributors included The Southern Co., Nextera Energy and Duke Energy. Health Care contributors included major pharmaceutical companies Roche Holding, Pfizer and Merck & Co., which benefited from stable operations, continued strong free cash flow generation and high dividend yields. Energy contributors included oil and gas producer Exxon Mobil.

•	Fixed-income contributors to performance included holdings in the Financials, Consumer Non-cyclicals and Energy sectors.

•	Individual fixed-income contributors to performance included financing solutions specialist CIT Group, oil and natural gas producer Chesapeake Energy and hospital operator HCA.

What hurt performance during the year:

•	Continued investor uncertainty regarding regulatory reform, increased regulation and mortgage market weakness impacted Portfolio performance during the 12 months under review.

•

Financial stocks generally were hurt by concerns about the European sovereign debt crisis. Notable equity detractors among Financials included Bank of America, CitiGroup, JPMorgan Chase and HSBC Holdings.

•	Barrick Gold in the Materials sector lost value due to investor concerns related to signs of rising mining costs and labor unrest.

•	Major fixed-income detractors included electricity provider Texas Competitive Electric Holdings, petroleum refiner Petroplus Finance and American Airlines’ parent AMR.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

EQ/FRANKLIN CORE BALANCED PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

The Portfolio’s allocations to fixed-income and equity did not change significantly for the year. We largely focused on corporate bonds within fixed-income during the period. We maintained significant diversification with holdings across a range of sectors. The Portfolio’s equity exposure continued to focus on dividend paying common stocks and convertible securities. We continued to seek what we considered attractive current yield as well as those companies with what we believe had potential favorable outlooks for dividend growth.

Distribution of Assets by Sector as of 12/31/2011	% of Net Assets
Equities & Warrants	41.0%
Corporate Bonds	32.8
Government Securities	16.3
Convertible Preferred Stocks	2.0
Preferred Stocks	1.5
Convertible Bonds	0.4
Asset-Backed and Mortgage-Backed Securities	0.2
Cash and Other	5.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$954.20	$4.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.96	4.29
Class IB
Actual	1,000.00	952.80	5.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.73	5.53
Class K†
Actual	1,000.00	1,024.66	2.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.01	4.24

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.84%, 1.09% and 0.83%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

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EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (0.2%)
Non-Agency CMO (0.2%)
Banc of America Large Loan, Inc.,
Series 2010-HLTN 2.028%, 11/15/15(l)§	$2,865,974	$2,589,594

Total Asset-Backed and Mortgage-Backed Securities		2,589,594

Convertible Bond (0.4%)
Financials (0.4%)
Real Estate Investment Trusts (REITs) (0.4%)
iStar Financial, Inc.
0.872%, 10/1/12(l)	4,500,000	4,050,000

Total Financials		4,050,000

Total Convertible Bonds		4,050,000

Corporate Bonds (32.8%)
Consumer Discretionary (4.1%)
Auto Components (0.0%)
Johnson Controls, Inc.
1.750%, 3/1/14	150,000	151,593

Automobiles (0.0%)
Daimler Finance N.A. LLC
6.500%, 11/15/13	69,000	74,959

Hotels, Restaurants & Leisure (0.7%)
Caesars Entertainment Operating Co., Inc.
11.250%, 6/1/17	1,000,000	1,061,250
CityCenter Holdings LLC/CityCenter Finance Corp.
7.625%, 1/15/16§	800,000	820,000
10.750%, 1/15/17 PIK§	1,266,700	1,304,701
ClubCorp Club Operations, Inc.
10.000%, 12/1/18	2,000,000	1,862,500
McDonald’s Corp.
5.350%, 3/1/18	140,000	167,959
MGM Resorts International
6.625%, 7/15/15	2,500,000	2,371,875
Yum! Brands, Inc.
3.875%, 11/1/20	150,000	153,409

		7,741,694

Household Durables (0.4%)
KB Home
5.750%, 2/1/14	4,000,000	3,840,000

Media (2.7%)
Cablevision Systems Corp. - New York Group
8.000%, 4/15/20	2,000,000	2,160,000
CCO Holdings LLC/CCO Holdings Capital Corp.
7.000%, 1/15/19	1,000,000	1,033,750
8.125%, 4/30/20	1,500,000	1,625,625
7.375%, 6/1/20	2,000,000	2,110,000
6.500%, 4/30/21	1,000,000	1,015,000
Cequel Communications Holdings I LLC
8.625%, 11/15/17§	2,000,000	2,095,000
Clear Channel Communications, Inc.
9.000%, 3/1/21	2,000,000	1,660,000

Term Loan B
3.896%, 11/13/15(l)	$4,490,422	$3,309,189
Clear Channel Worldwide Holdings, Inc.
9.250%, 12/15/17	1,200,000	1,296,000
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	25,000	36,028
Comcast Corp.
5.300%, 1/15/14	150,000	161,262
5.900%, 3/15/16	50,000	57,023
6.500%, 1/15/17	94,000	111,106
5.150%, 3/1/20	150,000	171,285
CSC Holdings LLC
6.750%, 11/15/21§	4,000,000	4,155,000
Cumulus Media Holdings, Inc.
3.007%, 3/1/19	2,000,000	1,930,000
Dex One Corp.
12.000%, 1/29/17 PIK	2,514,084	565,669
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	200,000	214,929
3.500%, 3/1/16	300,000	311,117
Discovery Communications LLC
5.050%, 6/1/20	100,000	109,511
NBCUniversal Media LLC
3.650%, 4/30/15	100,000	104,244
4.375%, 4/1/21	100,000	105,364
News America, Inc.
5.300%, 12/15/14	80,000	87,254
8.000%, 10/17/16	100,000	120,203
SuperMedia, Inc.
Term Loan 11.000%, 12/31/15	947,018	439,010
Thomson Reuters Corp.
5.700%, 10/1/14	250,000	276,397
Time Warner Cable, Inc.
6.200%, 7/1/13	249,000	266,888
7.500%, 4/1/14	100,000	112,981
8.250%, 4/1/19	170,000	213,521
Time Warner, Inc.
4.700%, 1/15/21	250,000	268,504
Viacom, Inc.
3.500%, 4/1/17	68,000	70,626
Visant Corp.
10.000%, 10/1/17	1,900,000	1,740,875
Walt Disney Co.
4.500%, 12/15/13	150,000	161,751

		28,095,112

Multiline Retail (0.1%)
Macy’s Retail Holdings, Inc.
5.750%, 7/15/14	100,000	106,875
Nordstrom, Inc.
6.750%, 6/1/14	250,000	280,247
Target Corp.
6.000%, 1/15/18	200,000	242,753

		629,875

Specialty Retail (0.2%)
Academy Ltd./Academy Finance Corp.
9.250%, 8/1/19§	1,400,000	1,382,500
AutoZone, Inc.
4.000%, 11/15/20	100,000	102,307

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Best Buy Co., Inc.
3.750%, 3/15/16	$50,000	$49,165
Gap, Inc.
5.950%, 4/12/21	50,000	47,363
Home Depot, Inc.
5.400%, 3/1/16	105,000	121,372
Lowe’s Cos., Inc.
5.400%, 10/15/16	100,000	115,248
Staples, Inc.
9.750%, 1/15/14	200,000	227,456

		2,045,411

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2
2.850%, 6/1/16	100,000	103,060

Total Consumer Discretionary		42,681,704

Consumer Staples (1.5%)
Beverages (0.2%)
Anheuser-Busch InBev Worldwide, Inc.
1.500%, 7/14/14	125,000	126,365
5.375%, 11/15/14	225,000	250,088
7.750%, 1/15/19	50,000	65,051
5.375%, 1/15/20	250,000	294,591
4.375%, 2/15/21	25,000	27,887
Beam, Inc.
5.375%, 1/15/16	9,000	9,829
Bottling Group LLC
6.950%, 3/15/14	150,000	170,041
Coca-Cola Co.
0.750%, 11/15/13	200,000	200,929
1.800%, 9/1/16	56,000	56,910
3.150%, 11/15/20	100,000	104,881
Diageo Capital plc
5.500%, 9/30/16	213,000	244,884
Diageo Finance B.V.
5.300%, 10/28/15	95,000	107,647
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	50,000	52,077
PepsiCo, Inc.
5.000%, 6/1/18	100,000	116,056
7.900%, 11/1/18	144,000	193,647

		2,020,883

Food & Staples Retailing (0.6%)
BJ’s Wholesale Club, Inc.
6.500%, 9/26/18	2,000,000	2,004,480
Costco Wholesale Corp.
5.500%, 3/15/17	92,000	110,116
CVS Caremark Corp.
5.750%, 6/1/17	250,000	290,196
Kroger Co.
6.150%, 1/15/20	150,000	182,865
Safeway, Inc.
5.000%, 8/15/19	30,000	31,995
3.950%, 8/15/20	100,000	98,405
SUPERVALU, Inc.
8.000%, 5/1/16	3,300,000	3,415,500
Wal-Mart Stores, Inc.
1.625%, 4/15/14	100,000	102,157

5.375%, 4/5/17	$200,000	$236,117
3.625%, 7/8/20	100,000	109,201
3.250%, 10/25/20	100,000	106,939

		6,687,971

Food Products (0.3%)
Bunge Ltd. Finance Corp.
4.100%, 3/15/16	150,000	154,141
Dean Foods Co.
9.750%, 12/15/18	1,000,000	1,066,250
General Mills, Inc.
5.650%, 2/15/19	100,000	119,382
JBS USA LLC/JBS USA, Inc.
11.625%, 5/1/14	1,000,000	1,133,750
Kellogg Co.
3.250%, 5/21/18	200,000	209,195
Kraft Foods, Inc.
4.125%, 2/9/16	250,000	271,733
5.375%, 2/10/20	200,000	231,242

		3,185,693

Household Products (0.3%)
Colgate-Palmolive Co.
1.250%, 5/1/14	150,000	152,091
Kimberly-Clark Corp.
6.125%, 8/1/17	50,000	60,999
3.625%, 8/1/20	50,000	53,788
Procter & Gamble Co.
4.700%, 2/15/19	350,000	412,192
Reynolds Group Issuer, Inc.
8.250%, 2/15/21§	400,000	354,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer S.A.
7.875%, 8/15/19§	1,200,000	1,251,000
9.875%, 8/15/19§	800,000	776,000

		3,060,070

Tobacco (0.1%)
Altria Group, Inc.
9.700%, 11/10/18	113,000	152,046
9.250%, 8/6/19	200,000	267,925
Philip Morris International, Inc.
4.875%, 5/16/13	250,000	263,787
5.650%, 5/16/18	63,000	74,606

		758,364

Total Consumer Staples		15,712,981

Energy (3.7%)
Energy Equipment & Services (0.4%)
Ensco plc
3.250%, 3/15/16	100,000	102,150
Expro Finance Luxembourg S.C.A.
8.500%, 12/15/16§	1,000,000	870,000
Halliburton Co.
3.250%, 11/15/21	100,000	102,274
SESI LLC
6.875%, 6/1/14	2,000,000	2,012,500
Transocean, Inc.
4.950%, 11/15/15	150,000	153,231
Weatherford International Ltd.
5.500%, 2/15/16	75,000	81,964

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

9.625%, 3/1/19		$100,000	$128,066

			3,450,185

Oil, Gas & Consumable Fuels (3.3%)
Anadarko Petroleum Corp.
5.950%, 9/15/16		180,000	202,581
Antero Resources Finance Corp.
9.375%, 12/1/17		1,000,000	1,070,000
7.250%, 8/1/19§		1,000,000	1,018,750
Apache Corp.
5.625%, 1/15/17		150,000	177,297
ATP Oil & Gas Corp.
11.875%, 5/1/15		1,500,000	993,750
Canadian Natural Resources Ltd.
5.700%, 5/15/17		100,000	116,743
Cenovus Energy, Inc.
5.700%, 10/15/19		90,000	106,174
Chesapeake Energy Corp.
6.500%, 8/15/17		2,000,000	2,102,500
6.875%, 8/15/18		800,000	856,000
7.250%, 12/15/18		6,000,000	6,667,500
6.875%, 11/15/20		1,300,000	1,391,000
Chevron Corp.
3.950%, 3/3/14		200,000	214,208
ConocoPhillips
4.600%, 1/15/15		250,000	276,310
Consol Energy, Inc.
8.250%, 4/1/20		1,400,000	1,543,500
Devon Energy Corp.
4.000%, 7/15/21		100,000	108,612
Ecopetrol S.A.
7.625%, 7/23/19		50,000	60,365
El Paso Corp.
7.750%, 1/15/32		1,700,000	1,963,500
Enbridge, Inc.
5.600%, 4/1/17		250,000	281,445
EnCana Holdings Finance Corp.
5.800%, 5/1/14		292,000	316,508
Energy Transfer Partners LP
4.650%, 6/1/21		150,000	146,368
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/17		1,000,000	1,070,000
Enterprise Products Operating LLC
3.200%, 2/1/16		500,000	516,698
EOG Resources, Inc.
5.625%, 6/1/19		15,000	17,784
4.100%, 2/1/21		100,000	110,196
EQT Corp.
4.875%, 11/15/21		50,000	50,525
Kinder Morgan Energy Partners LP
6.850%, 2/15/20		325,000	382,236
Linn Energy LLC/Linn Energy Finance Corp.
8.625%, 4/15/20		1,700,000	1,842,375
Marathon Petroleum Corp.
5.125%, 3/1/21		50,000	52,743
Nabors Industries, Inc.
6.150%, 2/15/18		290,000	324,796
Noble Holding International Ltd.
4.625%, 3/1/21		50,000	52,272
Occidental Petroleum Corp.
4.125%, 6/1/16		100,000	111,799

ONEOK Partners LP
8.625%, 3/1/19		$100,000	$127,364
Pemex Project Funding Master Trust
5.750%, 3/1/18		300,000	330,512
Petrobras International Finance Co.
7.875%, 3/15/19		200,000	240,170
5.750%, 1/20/20		265,000	283,493
Plains All American Pipeline LP
6.500%, 5/1/18		40,000	46,272
SandRidge Energy, Inc.
9.875%, 5/15/16§		2,000,000	2,140,000
8.000%, 6/1/18§		3,000,000	3,003,750
8.750%, 1/15/20		750,000	775,312
Shell International Finance B.V.
4.000%, 3/21/14		215,000	230,553
Statoil ASA
3.125%, 8/17/17		250,000	264,238
5.250%, 4/15/19		25,000	29,161
Suncor Energy, Inc.
6.100%, 6/1/18		165,000	195,206
Total Capital S.A.
3.000%, 6/24/15		100,000	105,423
3.125%, 10/2/15		100,000	105,713
TransCanada PipeLines Ltd.
7.125%, 1/15/19		118,000	151,261
3.800%, 10/1/20		100,000	106,844
Valero Energy Corp.
6.125%, 2/1/20		150,000	169,870
W&T Offshore, Inc.
8.500%, 6/15/19§		1,600,000	1,648,000
Williams Cos., Inc.
7.875%, 9/1/21		93,000	117,589
Williams Partners LP
5.250%, 3/15/20		100,000	110,405
4.125%, 11/15/20		100,000	103,092

			34,428,763

Total Energy			37,878,948

Financials (7.1%)
Capital Markets (0.7%)
Ameriprise Financial, Inc.
5.300%, 3/15/20		100,000	107,612
Bank of New York Mellon Corp.
5.125%, 8/27/13		63,000	67,167
4.300%, 5/15/14		300,000	320,390
4.150%, 2/1/21		100,000	108,008
Bear Stearns Cos. LLC
6.400%, 10/2/17		155,000	172,794
Boparan Finance plc
9.750%, 4/30/18§	EUR	900,000	931,743
9.875%, 4/30/18§	GBP	1,000,000	1,234,480
Charles Schwab Corp.
4.950%, 6/1/14		$100,000	108,428
Credit Suisse Guernsey Ltd.
5.860%, 5/29/49(l)		50,000	40,250
Deutsche Bank AG/London
4.875%, 5/20/13		166,000	169,703
3.250%, 1/11/16		100,000	101,000
6.000%, 9/1/17		150,000	165,992
Goldman Sachs Group, Inc.
5.250%, 10/15/13		313,000	320,122

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

5.125%, 1/15/15	$84,000	$85,487
5.350%, 1/15/16	83,000	85,150
3.625%, 2/7/16	85,000	81,792
5.750%, 10/1/16	130,000	135,466
5.625%, 1/15/17	215,000	210,211
6.150%, 4/1/18	600,000	610,481
Jefferies Group, Inc.
8.500%, 7/15/19	75,000	77,590
Merrill Lynch & Co., Inc.
6.400%, 8/28/17	150,000	143,850
Morgan Stanley
5.300%, 3/1/13	82,000	82,958
4.750%, 4/1/14	75,000	74,935
4.200%, 11/20/14	275,000	264,433
6.000%, 4/28/15	250,000	250,986
3.800%, 4/29/16	100,000	91,906
5.450%, 1/9/17	251,000	241,223
6.625%, 4/1/18	250,000	245,859
7.300%, 5/13/19	200,000	202,556
5.750%, 1/25/21	250,000	233,415
Nomura Holdings, Inc.
5.000%, 3/4/15	75,000	75,546
4.125%, 1/19/16	150,000	145,727
State Street Corp.
2.875%, 3/7/16	50,000	51,663
4.375%, 3/7/21	150,000	163,336

		7,402,259

Commercial Banks (3.3%)
Bank of Montreal 1.750%, 4/29/14	100,000	101,804
Bank of Nova Scotia
3.400%, 1/22/15	250,000	263,557
2.900%, 3/29/16	100,000	103,597
Barclays Bank plc
2.375%, 1/13/14	150,000	147,581
5.200%, 7/10/14	250,000	260,683
6.750%, 5/22/19	225,000	252,656
BB&T Corp.
2.050%, 4/28/14	100,000	101,383
3.200%, 3/15/16	200,000	208,892
BBVA Senior Finance S.A. Unipersonal
3.250%, 5/16/14	100,000	93,853
CIT Group, Inc.
7.000%, 5/4/15§	6,000,000	6,000,000
7.000%, 5/2/16§	9,000,000	9,000,000
7.000%, 5/2/17§	7,000,000	7,000,000
Credit Suisse AG/New York
5.500%, 5/1/14	200,000	209,510
5.400%, 1/14/20	250,000	232,685
4.375%, 8/5/20	250,000	245,312
Fifth Third Bancorp 3.625%, 1/25/16	50,000	50,699
HSBC Bank USA/New York 4.625%, 4/1/14	283,000	290,020
HSBC Holdings plc 5.100%, 4/5/21	100,000	106,718
JPMorgan Chase Bank N.A. 6.000%, 10/1/17	456,000	491,609
KeyCorp 5.100%, 3/24/21	50,000	52,427

Kreditanstalt fuer Wiederaufbau
3.250%, 3/15/13	$250,000	$257,634
1.375%, 1/13/14	250,000	252,309
3.500%, 3/10/14	408,000	430,324
4.125%, 10/15/14	94,000	102,170
4.375%, 7/21/15	478,000	531,284
4.875%, 6/17/19	250,000	297,059
2.750%, 9/8/20	150,000	155,286
Landwirtschaftliche Rentenbank
2.125%, 7/15/16	100,000	101,999
5.125%, 2/1/17	123,000	142,585
Lloyds TSB Bank plc
4.875%, 1/21/16	200,000	195,513
6.375%, 1/21/21	100,000	99,816
M&T Bank Corp. 6.875%, 6/15/16§	2,000,000	1,960,000
Oesterreichische Kontrollbank AG
1.750%, 3/11/13	250,000	251,529
PNC Funding Corp.
3.625%, 2/8/15	350,000	365,998
5.250%, 11/15/15	57,000	61,292
5.125%, 2/8/20	100,000	111,726
Rabobank Nederland N.V. 4.500%, 1/11/21	75,000	78,574
Royal Bank of Canada 2.625%, 12/15/15	250,000	257,456
Royal Bank of Scotland Group plc 4.875%, 3/16/15	150,000	144,930
Royal Bank of Scotland plc
3.250%, 1/11/14	100,000	95,054
3.950%, 9/21/15	200,000	187,870
6.125%, 1/11/21	50,000	48,447
SunTrust Banks, Inc.
3.600%, 4/15/16	50,000	50,539
3.500%, 1/20/17	50,000	50,011
Toronto-Dominion Bank 2.375%, 10/19/16	50,000	50,424
U.S. Bancorp 1.375%, 9/13/13	150,000	151,109
U.S. Bank N.A./Ohio 6.300%, 2/4/14	300,000	329,247
UBS AG/Connecticut
5.875%, 7/15/16	300,000	287,129
4.875%, 8/4/20	250,000	248,715
Wachovia Bank N.A. 5.600%, 3/15/16	113,000	121,095
Wachovia Corp. 5.750%, 6/15/17	100,000	113,386
Wells Fargo & Co.
3.750%, 10/1/14	500,000	526,440
3.676%, 6/15/16	100,000	104,972
5.625%, 12/11/17	250,000	285,678
Westpac Banking Corp.
2.100%, 8/2/13	100,000	99,702
3.000%, 8/4/15	150,000	151,218

		33,911,506

Consumer Finance (0.3%)
American Express Co.
4.875%, 7/15/13	458,000	479,768
8.125%, 5/20/19	85,000	110,395

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

American Express Credit Corp. 2.750%, 9/15/15	$300,000	$300,000
Capital One Financial Corp.
7.375%, 5/23/14	275,000	301,738
2.125%, 7/15/14	125,000	123,139
4.750%, 7/15/21	100,000	101,414
HSBC Finance Corp. 6.676%, 1/15/21	250,000	254,035
International Lease Finance Corp. 8.750%, 3/15/17	1,000,000	1,025,000
SLM Corp.
5.375%, 5/15/14	125,000	122,969
8.450%, 6/15/18	150,000	152,625
Toyota Motor Credit Corp. 2.800%, 1/11/16	200,000	209,003

		3,180,086

Diversified Financial Services (2.1%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13	50,000	52,834
Bank of America Corp.
4.875%, 1/15/13	89,000	90,707
7.375%, 5/15/14	250,000	260,687
4.750%, 8/1/15	75,000	72,414
5.250%, 12/1/15	476,000	439,816
3.750%, 7/12/16	150,000	138,559
5.625%, 10/14/16	75,000	71,691
5.650%, 5/1/18	550,000	522,027
7.625%, 6/1/19	250,000	259,297
Bank of America N.A. 5.300%, 3/15/17	106,000	95,948
BP Capital Markets plc 5.250%, 11/7/13	110,000	117,995
3.125%, 10/1/15	200,000	208,850
3.200%, 3/11/16	100,000	104,599
4.500%, 10/1/20	100,000	110,879
Caterpillar Financial Services Corp.
1.650%, 4/1/14	200,000	202,923
1.375%, 5/20/14	100,000	100,960
7.150%, 2/15/19	135,000	173,840
Citigroup, Inc.
5.500%, 10/15/14	350,000	361,665
4.587%, 12/15/15	150,000	151,883
5.300%, 1/7/16	274,000	284,395
5.850%, 8/2/16	58,000	61,820
6.125%, 11/21/17	250,000	266,722
8.500%, 5/22/19	250,000	297,111
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	146,000	170,960
General Electric Capital Corp.
2.100%, 1/7/14	250,000	253,791
5.900%, 5/13/14	250,000	275,589
4.875%, 3/4/15	65,000	71,101
2.250%, 11/9/15	500,000	502,983
5.400%, 2/15/17	72,000	79,963
5.625%, 9/15/17	391,000	435,291
4.625%, 1/7/21	100,000	104,022
6.375%, 11/15/67(l)	100,000	98,000
John Deere Capital Corp. 1.600%, 3/3/14	100,000	101,669
JPMorgan Chase & Co.
2.050%, 1/24/14	350,000	349,807

4.650%, 6/1/14	$250,000	$264,090
5.150%, 10/1/15	393,000	415,134
6.000%, 1/15/18	250,000	279,596
4.250%, 10/15/20	200,000	202,079
Series 1
7.900%, 4/29/49(l)	9,468,000	10,036,080
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16	100,000	103,906
5.450%, 4/10/17	82,000	94,119
ORIX Corp. 5.000%, 1/12/16	25,000	26,273
Petroplus Finance Ltd. 7.000%, 5/1/17§	3,500,000	1,732,500
Unilever Capital Corp. 2.750%, 2/10/16	100,000	106,024
UPCB Finance III Ltd. 6.625%, 7/1/20§	2,000,000	1,970,000

		22,120,599

Insurance (0.3%)
ACE INA Holdings, Inc.
5.875%, 6/15/14	81,000	89,233
2.600%, 11/23/15	250,000	254,192
Allstate Corp.
7.500%, 6/15/13	77,000	84,074
7.450%, 5/16/19	100,000	122,179
6.125%, 5/15/37(l)	20,000	18,000
American International Group, Inc.
5.600%, 10/18/16	80,000	77,212
5.850%, 1/16/18	206,000	194,438
8.250%, 8/15/18	150,000	157,649
Aon Corp.
3.125%, 5/27/16	100,000	101,179
5.000%, 9/30/20	50,000	54,726
Berkshire Hathaway Finance Corp.
4.250%, 1/15/21	100,000	108,335
Chubb Corp. 6.375%, 3/29/67(l)	50,000	49,000
CNA Financial Corp. 5.875%, 8/15/20	100,000	102,020
Genworth Financial, Inc. 5.750%, 6/15/14	200,000	199,458
Lincoln National Corp.
8.750%, 7/1/19	100,000	121,296
4.850%, 6/24/21	50,000	50,506
Manulife Financial Corp.
3.400%, 9/17/15	150,000	151,338
Marsh & McLennan Cos., Inc.
9.250%, 4/15/19	35,000	47,247
4.800%, 7/15/21	150,000	161,142
MetLife, Inc.
6.750%, 6/1/16	225,000	258,694
4.750%, 2/8/21	100,000	107,466
Principal Life Income Funding Trusts
5.300%, 4/24/13	100,000	105,239
Progressive Corp.
3.750%, 8/23/21	50,000	51,751
Prudential Financial, Inc.
4.750%, 9/17/15	250,000	267,075
7.375%, 6/15/19	100,000	117,556

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Travelers Cos., Inc.
5.750%, 12/15/17	$65,000	$76,090

		3,127,095

Real Estate Investment Trusts (REITs) (0.3%)
Boston Properties LP
5.625%, 11/15/20	70,000	78,403
Boston Properties, Inc.
5.000%, 6/1/15	60,000	65,102
Duke Realty LP
5.950%, 2/15/17	250,000	269,027
ERP Operating LP
5.250%, 9/15/14	45,000	48,090
HCP, Inc.
6.000%, 1/30/17	45,000	48,617
5.375%, 2/1/21	150,000	157,156
Health Care REIT, Inc.
3.625%, 3/15/16	50,000	49,210
4.700%, 9/15/17	100,000	99,637
Hospitality Properties Trust
6.300%, 6/15/16	55,000	57,811
iStar Financial, Inc.
8.625%, 6/1/13	1,800,000	1,665,000
Simon Property Group LP
6.100%, 5/1/16	160,000	181,688
5.650%, 2/1/20	150,000	172,142

		2,891,883

Real Estate Management & Development (0.1%)
Forest City Enterprises, Inc.
4.250%, 8/15/18§	1,000,000	872,500
ProLogis LP
6.625%, 5/15/18	100,000	109,344

		981,844

Total Financials		73,615,272

Health Care (2.8%)
Biotechnology (0.1%)
Amgen, Inc.
2.300%, 6/15/16	100,000	100,263
3.450%, 10/1/20	150,000	147,195
Celgene Corp.
3.950%, 10/15/20	100,000	101,316
Gilead Sciences, Inc.
4.400%, 12/1/21	100,000	105,756
Grifols, Inc.
8.250%, 2/1/18	600,000	630,000

		1,084,530

Health Care Equipment (0.2%)
Kinetic Concepts, Inc.
7.000%, 5/4/18	2,000,000	2,016,100

Health Care Equipment & Supplies (0.1%)
Baxter International, Inc.
5.375%, 6/1/18	82,000	96,299
Boston Scientific Corp.
4.500%, 1/15/15	150,000	157,500
Covidien International Finance S.A.
6.000%, 10/15/17	187,000	223,177

Kinetic Concepts, Inc./KCI USA, Inc.
10.500%, 11/1/18§	$500,000	$490,000
Medtronic, Inc.
4.125%, 3/15/21	100,000	110,315

		1,077,291

Health Care Providers & Services (2.1%)
Aetna, Inc.
6.000%, 6/15/16	116,000	133,687
Cigna Corp.
4.500%, 3/15/21	150,000	154,876
Express Scripts, Inc.
3.125%, 5/15/16	150,000	150,999
HCA, Inc.
6.500%, 2/15/16	6,000,000	6,090,000
8.500%, 4/15/19	1,000,000	1,095,000
6.500%, 2/15/20	3,400,000	3,540,250
7.500%, 2/15/22	3,200,000	3,280,000
McKesson Corp.
3.250%, 3/1/16	250,000	264,578
Medco Health Solutions, Inc.
4.125%, 9/15/20	100,000	99,803
Quest Diagnostics, Inc.
3.200%, 4/1/16	150,000	155,103
Tenet Healthcare Corp.
9.250%, 2/1/15	5,000,000	5,262,500
UnitedHealth Group, Inc.
6.000%, 2/15/18	300,000	357,164
Vanguard Health Holding Co. II LLC/ Vanguard Holding Co. II, Inc.
7.750%, 2/1/19	500,000	475,625
Vanguard Health Systems, Inc.
(Zero Coupon), 2/1/16	20,000	12,875
WellPoint, Inc.
5.250%, 1/15/16	150,000	168,282

		21,240,742

Life Sciences Tools & Services (0.0%)
Life Technologies Corp.
5.000%, 1/15/21	100,000	105,438
Thermo Fisher Scientific, Inc.
3.200%, 3/1/16	100,000	105,838
3.600%, 8/15/21	50,000	52,267

		263,543

Pharmaceuticals (0.3%)
Abbott Laboratories, Inc.
5.875%, 5/15/16	211,000	248,946
5.125%, 4/1/19	50,000	58,022
AstraZeneca plc
5.900%, 9/15/17	63,000	75,968
Bristol-Myers Squibb Co.
5.250%, 8/15/13	164,000	176,318
Eli Lilly and Co.
5.200%, 3/15/17	283,000	328,182
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	185,000	223,176
Merck & Co., Inc.
4.750%, 3/1/15	80,000	89,276
Mylan, Inc.
6.000%, 11/15/18§	1,000,000	1,031,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Novartis Capital Corp.
4.125%, 2/10/14	$200,000	$213,432
Novartis Securities Investment Ltd.
5.125%, 2/10/19	250,000	290,000
Pfizer, Inc.
4.650%, 3/1/18	50,000	56,842
6.200%, 3/15/19	100,000	123,605
Sanofi S.A.
1.625%, 3/28/14	100,000	101,599
4.000%, 3/29/21	75,000	83,425
Teva Pharmaceutical Finance III B.V.
1.700%, 3/21/14	200,000	200,870
Wyeth
5.500%, 2/1/14	291,000	318,672

		3,619,583

Total Health Care		29,301,789

Industrials (2.7%)
Aerospace & Defense (0.2%)
Boeing Co.
5.000%, 3/15/14	250,000	272,889
General Dynamics Corp.
1.375%, 1/15/15	50,000	50,542
3.875%, 7/15/21	100,000	108,570
Goodrich Corp.
3.600%, 2/1/21	100,000	104,961
Honeywell International, Inc.
5.400%, 3/15/16	94,000	108,892
5.300%, 3/1/18	85,000	100,330
L-3 Communications Corp.
3.950%, 11/15/16	100,000	101,602
Lockheed Martin Corp.
4.250%, 11/15/19	150,000	160,271
Northrop Grumman Corp.
3.500%, 3/15/21	100,000	101,398
Raytheon Co.
6.400%, 12/15/18	50,000	61,850
United Technologies Corp.
4.875%, 5/1/15	93,000	104,403
6.125%, 2/1/19	233,000	285,592

		1,561,300

Air Freight & Logistics (0.0%)
United Parcel Service, Inc.
5.500%, 1/15/18	60,000	72,382
3.125%, 1/15/21	200,000	211,841

		284,223

Airlines (0.2%)
American Airlines, Inc.
7.500%, 3/15/16(h)§	3,300,000	2,359,500
Southwest Airlines Co.
5.750%, 12/15/16	50,000	54,410

		2,413,910

Building Products (0.0%)
CRH America, Inc.
6.000%, 9/30/16	83,000	88,956

Commercial Services & Supplies (0.2%)
Ceridian Corp.
11.250%, 11/15/15	2,000,000	1,560,000

Pitney Bowes, Inc.
5.000%, 3/15/15	$50,000	$52,750
Republic Services, Inc.
5.250%, 11/15/21	100,000	113,395
Waste Management, Inc.
7.375%, 3/11/19	152,000	191,415

		1,917,560

Construction & Engineering (0.3%)
Abengoa Finance S.A.U.
8.875%, 11/1/17§	1,600,000	1,600,000
Dynacast International LLC/ Dynacast Finance, Inc.
9.250%, 7/15/19§	2,000,000	1,880,000

		3,480,000

Industrial Conglomerates (0.5%)
Danaher Corp.
2.300%, 6/23/16	50,000	51,925
3.900%, 6/23/21	50,000	54,799
Ingersoll-Rand Global Holding Co., Ltd.
9.500%, 4/15/14	100,000	116,250
RBS Global, Inc./Rexnord LLC
11.750%, 8/1/16	2,000,000	2,100,000
8.500%, 5/1/18	2,200,000	2,326,500
Tyco Electronics Group S.A.
6.550%, 10/1/17	100,000	116,856
Tyco International Finance S.A.
4.125%, 10/15/14	150,000	159,392

		4,925,722

Machinery (0.6%)
Caterpillar, Inc.
1.375%, 5/27/14	100,000	100,887
Deere & Co.
6.950%, 4/25/14	73,000	83,046
4.375%, 10/16/19	150,000	169,522
Manitowoc Co., Inc.
9.500%, 2/15/18	1,000,000	1,065,000
Terex Corp.
8.000%, 11/15/17	5,000,000	4,900,000

		6,318,455

Road & Rail (0.7%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	115,000	135,684
Canadian National Railway Co.
5.550%, 5/15/18	48,000	56,996
CEVA Group plc
8.375%, 12/1/17§	1,000,000	937,500
11.500%, 4/1/18§	2,900,000	2,617,250
CHC Helicopter S.A.
9.250%, 10/15/20§	1,500,000	1,350,000
CSX Corp.
5.500%, 8/1/13	66,000	70,400
7.375%, 2/1/19	100,000	124,998
Hertz Corp.
8.875%, 1/1/14	682,000	683,705
Norfolk Southern Corp.
5.900%, 6/15/19	40,000	48,514
Ryder System, Inc.
3.500%, 6/1/17	100,000	103,229

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Union Pacific Corp.
5.700%, 8/15/18		$100,000	$118,625
United Rentals North America, Inc.
8.375%, 9/15/20		500,000	487,500

			6,734,401

Total Industrials			27,724,527

Information Technology (3.9%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.500%, 2/22/16		121,000	140,476
4.450%, 1/15/20		250,000	284,120
Juniper Networks, Inc.
4.600%, 3/15/21		50,000	52,663
Nokia Oyj
5.375%, 5/15/19		50,000	49,679

			526,938

Computers & Peripherals (0.1%)
Dell, Inc.
2.100%, 4/1/14		100,000	101,830
2.300%, 9/10/15		200,000	204,785
Hewlett-Packard Co.
6.125%, 3/1/14		250,000	270,028
1.550%, 5/30/14		100,000	98,374
5.500%, 3/1/18		156,000	173,880

			848,897

Electronic Equipment, Instruments & Components (0.0%)
CommScope, Inc.
8.250%, 1/15/19§		300,000	301,875

Internet Software & Services (0.3%)
eBay, Inc.
3.250%, 10/15/20		50,000	49,727
Go Daddy Operating Co. LLC
6.500%, 9/28/18		2,493,750	2,488,763
Google, Inc.
1.250%, 5/19/14		100,000	101,327
2.125%, 5/19/16		100,000	103,873

			2,743,690

IT Services (2.0%)
First Data Corp.
9.875%, 9/24/15		106,000	99,640
10.550%, 9/24/15		1,000,000	952,500
11.250%, 3/31/16		1,500,000	1,233,750
8.250%, 1/15/21§		3,009,000	2,662,965
12.625%, 1/15/21§		4,100,000	3,602,875
8.750%, 1/15/22 PIK§		2,014,000	1,732,040
Term Loan
3.007%, 9/24/14(l)		8,791,292	7,912,879
Fiserv, Inc.
6.800%, 11/20/17		100,000	118,216
4.750%, 6/15/21		100,000	104,191
International Business Machines Corp.
1.250%, 5/12/14		100,000	101,040
5.700%, 9/14/17		350,000	423,378
SRA International, Inc.
6.500%, 7/20/18		1,448,571	1,354,414
Sterling Merger, Inc.
11.000%, 10/1/19§		500,000	495,625

Western Union Co.
5.930%, 10/1/16		$150,000	$168,768

			20,962,281

Office Electronics (0.3%)
CDW LLC/CDW Finance Corp.
12.535%, 10/12/17		750,000	751,875
8.500%, 4/1/19		2,500,000	2,506,250
Xerox Corp.
4.250%, 2/15/15		200,000	208,306

			3,466,431

Semiconductors & Semiconductor Equipment (0.9%)
Applied Materials, Inc.
4.300%, 6/15/21		100,000	105,062
Freescale Semiconductor, Inc.
10.125%, 12/15/16		1,750,000	1,841,875
9.250%, 4/15/18§		3,300,000	3,526,875
10.750%, 8/1/20		3,852,000	3,996,450
Intel Corp.
3.300%, 10/1/21		100,000	104,011
Texas Instruments, Inc.
0.875%, 5/15/13		100,000	100,396
1.375%, 5/15/14		100,000	101,263

			9,775,932

Software (0.2%)
Microsoft Corp.
2.950%, 6/1/14		85,000	89,845
1.625%, 9/25/15		100,000	103,365
4.000%, 2/8/21		150,000	169,057
Oracle Corp.
3.750%, 7/8/14		135,000	144,716
5.750%, 4/15/18		250,000	303,274
Sophia LP
0.000%, 7/31/18		1,000,000	1,000,625

			1,810,882

Total Information Technology			40,436,926

Materials (1.7%)
Chemicals (0.7%)
Dow Chemical Co.
7.600%, 5/15/14		275,000	310,755
8.550%, 5/15/19		150,000	195,009
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16		94,000	109,607
6.000%, 7/15/18		250,000	306,578
Ineos Group Holdings plc
7.875%, 2/15/16§	EUR	4,000,000	3,798,624
Kinove German Bondco GmbH
10.000%, 6/15/18§		1,500,000	1,727,824
Lubrizol Corp.
8.875%, 2/1/19		$55,000	75,399
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17		200,000	209,686
Praxair, Inc.
3.950%, 6/1/13		250,000	261,096

			6,994,578

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Construction Materials (0.4%)
Cemex S.A.B. de C.V.
9.000%, 1/11/18§		$3,000,000	$2,395,790
CEMEX S.A.B. de C.V.
3.250%, 3/15/16§		1,375,000	895,469
3.750%, 3/15/18§		765,000	496,293

			3,787,552

Containers & Packaging (0.2%)
Berry Plastics Corp.
9.750%, 1/15/21		1,000,000	1,000,000
Sealed Air Corp.
8.125%, 9/15/19§		800,000	876,000
8.375%, 9/15/21§		400,000	442,840

			2,318,840

Metals & Mining (0.4%)
Alcoa, Inc.
5.550%, 2/1/17		100,000	106,872
5.400%, 4/15/21		150,000	150,836
Allegheny Technologies, Inc.
5.950%, 1/15/21		100,000	107,420
ArcelorMittal S.A.
3.750%, 3/1/16		150,000	142,293
6.125%, 6/1/18		205,000	201,875
Barrick Gold Corp.
1.750%, 5/30/14		100,000	100,708
2.900%, 5/30/16		100,000	103,187
Barrick Gold Finance Co.
4.875%, 11/15/14		125,000	136,525
BHP Billiton Finance USA Ltd.
5.250%, 12/15/15		50,000	57,450
6.500%, 4/1/19		160,000	199,586
FMG Resources Pty Ltd.
7.000%, 11/1/15§		1,100,000	1,105,500
6.875%, 2/1/18§		1,000,000	945,000
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17		150,000	158,625
Rio Tinto Alcan, Inc.
4.500%, 5/15/13		210,000	218,763
Rio Tinto Finance USA Ltd.
8.950%, 5/1/14		200,000	234,130
9.000%, 5/1/19		100,000	136,708
Teck Resources Ltd.
3.150%, 1/15/17		50,000	50,875
4.500%, 1/15/21		100,000	105,250
Vale Overseas Ltd.
6.250%, 1/11/16		150,000	167,531

			4,429,134

Paper & Forest Products (0.0%)
International Paper Co.
9.375%, 5/15/19		40,000	52,183
7.500%, 8/15/21		50,000	61,588

			113,771

Total Materials			17,643,875

Telecommunication Services (1.5%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.
4.850%, 2/15/14		250,000	269,365

5.100%, 9/15/14		$109,000	$119,991
2.950%, 5/15/16		50,000	52,342
5.500%, 2/1/18		275,000	319,098
BellSouth Corp.
5.200%, 9/15/14		62,000	68,120
British Telecommunications plc
5.950%, 1/15/18		100,000	110,397
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13		96,000	100,896
4.875%, 7/8/14		100,000	106,298
Embarq Corp.
6.738%, 6/1/13		150,000	155,281
7.082%, 6/1/16		100,000	108,223
France Telecom S.A.
4.375%, 7/8/14		100,000	105,209
2.125%, 9/16/15		100,000	98,796
Frontier Communications Corp.
8.250%, 4/15/17		400,000	408,000
8.500%, 4/15/20		700,000	717,500
Qwest Corp.
8.375%, 5/1/16		140,000	158,900
Telecom Italia Capital S.A.
5.250%, 10/1/15		368,000	340,629
Telefonica Emisiones S.A.U.
4.949%, 1/15/15		100,000	99,523
6.421%, 6/20/16		299,000	310,616
Verizon Communications, Inc.
1.950%, 3/28/14		200,000	204,017
4.900%, 9/15/15		82,000	91,964
8.750%, 11/1/18		300,000	406,087
Virgin Media Secured Finance plc
6.500%, 1/15/18		100,000	107,016
7.000%, 1/15/18	GBP	700,000	1,138,737

			5,597,005

Wireless Telecommunication Services (0.9%)
America Movil S.A.B. de C.V.
5.000%, 3/30/20		$200,000	222,534
American Tower Corp.
5.050%, 9/1/20		75,000	75,246
Cellco Partnership/Verizon Wireless Capital LLC
7.375%, 11/15/13		100,000	111,391
8.500%, 11/15/18		100,000	135,096
Cricket Communications, Inc.
7.750%, 10/15/20		2,500,000	2,193,750
Rogers Communications, Inc.
6.800%, 8/15/18		100,000	121,405
Sprint Nextel Corp.
9.000%, 11/15/18§		3,500,000	3,675,000
11.500%, 11/15/21§		2,500,000	2,471,875
Vodafone Group plc
5.000%, 12/16/13		94,000	100,442
4.150%, 6/10/14		45,000	47,763
2.875%, 3/16/16		50,000	51,835
5.450%, 6/10/19		200,000	233,947

			9,440,284

Total Telecommunication Services			15,037,289

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Utilities (3.8%)
Electric Utilities (2.1%)
Baltimore Gas & Electric Co.
5.900%, 10/1/16	$122,000	$142,812
Cleveland Electric Illuminating Co.
5.700%, 4/1/17	100,000	109,005
Commonwealth Edison Co.
6.150%, 9/15/17	144,000	170,282
3.400%, 9/1/21	100,000	101,662
Consolidated Edison Co. of New York, Inc.
Series 05-C
5.375%, 12/15/15	85,000	97,437
Series 08-A
5.850%, 4/1/18	175,000	211,601
Detroit Edison Co.
3.450%, 10/1/20	100,000	104,227
Duke Energy Carolinas LLC
7.000%, 11/15/18	26,000	33,141
Duke Energy Corp.
5.050%, 9/15/19	165,000	186,967
Duke Energy Indiana, Inc.
3.750%, 7/15/20	100,000	106,990
Edison International
3.750%, 9/15/17	100,000	102,829
Energy Future Holdings Corp.
6.550%, 11/15/34	9,000,000	3,735,000
Entergy Corp.
5.125%, 9/15/20	50,000	50,356
Georgia Power Co.
6.000%, 11/1/13	60,000	65,474
3.000%, 4/15/16	250,000	264,738
Hydro Quebec
2.000%, 6/30/16	150,000	152,527
LG&E and KU Energy LLC
3.750%, 11/15/20	100,000	100,961
MidAmerican Energy Holdings Co.
5.750%, 4/1/18	70,000	80,795
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/15	100,000	118,754
Northern States Power Co.
5.250%, 3/1/18	25,000	29,673
Ohio Power Co.
6.000%, 6/1/16	65,000	74,880
Oncor Electric Delivery Co. LLC
6.375%, 1/15/15	265,000	300,417
Pacific Gas & Electric Co.
4.800%, 3/1/14	75,000	80,772
3.500%, 10/1/20	100,000	105,119
Progress Energy, Inc.
4.400%, 1/15/21	100,000	108,739
PSEG Power LLC
5.500%, 12/1/15	325,000	361,787
Southern California Edison Co.
3.875%, 6/1/21	50,000	55,148
Southwestern Electric Power Co.
6.450%, 1/15/19	100,000	114,733
Texas Competitive Electric Holdings Co. LLC
10.250%, 11/1/15	8,500,000	2,805,000
10.500%, 11/1/16 PIK	83,621	27,595
4.776%, 10/10/17(l)	12,593,808	7,958,582
11.500%, 10/1/20§	700,000	588,000

Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
Series B
15.000%, 4/1/21	$5,258,000	$3,049,640
Virginia Electric & Power Co.
5.950%, 9/15/17	100,000	120,936
Wisconsin Electric Power Co.
2.950%, 9/15/21	50,000	50,731

		21,767,310

Gas Utilities (0.1%)
Atmos Energy Corp.
8.500%, 3/15/19	70,000	92,281
Energy Transfer Equity LP
7.500%, 10/15/20	900,000	981,000

		1,073,281

Independent Power Producers & Energy Traders (1.1%)
Dynegy Holdings LLC
7.500%, 6/1/15(h)	2,000,000	1,300,000
8.375%, 5/1/16(h)	2,500,000	1,650,000
7.750%, 6/1/19(h)	3,500,000	2,310,000
Dynegy Power Corp.
6.500%, 8/4/16	3,990,000	4,029,174
GenOn Energy, Inc.
7.875%, 6/15/17	1,800,000	1,737,000
Tennessee Valley Authority
5.500%, 7/18/17	500,000	608,426

		11,634,600

Multi-Utilities (0.5%)
Calpine Corp.
7.250%, 10/15/17§	1,000,000	1,045,000
7.875%, 7/31/20§	800,000	862,000
7.500%, 2/15/21§	1,000,000	1,070,000
7.875%, 1/15/23§	1,000,000	1,075,000
Dominion Resources, Inc.
5.000%, 12/1/14	81,000	89,049
8.875%, 1/15/19	163,000	216,662
DTE Energy Co.
6.350%, 6/1/16	60,000	69,671
NiSource Finance Corp.
6.400%, 3/15/18	100,000	115,451
Sempra Energy
2.000%, 3/15/14	250,000	253,064
Xcel Energy, Inc.
4.700%, 5/15/20	100,000	111,584

		4,907,481

Total Utilities		39,382,672

Total Corporate Bonds		339,415,983

Government Securities (16.3%)
Agency ABS (1.0%)
Federal Home Loan Mortgage Corp.
0.875%, 10/28/13	2,000,000	2,015,461
0.375%, 11/27/13	1,200,000	1,199,746
1.000%, 8/20/14	380,000	383,687
Federal National Mortgage Association
1.500%, 6/26/13	1,090,000	1,109,692
1.000%, 9/23/13	500,000	505,894
1.450%, 1/24/14	3,500,000	3,502,632

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

3.000%, 9/1/16	$2,000,000	$2,009,211

		10,726,323

Foreign Governments (0.5%)
Canadian Government Bond
2.375%, 9/10/14	285,000	299,283
Export-Import Bank of Korea
5.875%, 1/14/15	300,000	321,360
Federative Republic of Brazil
8.000%, 1/15/18	385,667	451,338
5.875%, 1/15/19	155,000	183,631
Japan Finance Corp.
2.500%, 1/21/16	100,000	104,240
2.500%, 5/18/16	200,000	208,368
Korea Development Bank
3.250%, 3/9/16	200,000	196,203
Province of British Columbia
4.300%, 5/30/13	15,000	15,779
Province of New Brunswick
2.750%, 6/15/18	50,000	51,043
Province of Nova Scotia
5.125%, 1/26/17	50,000	58,405
Province of Ontario
4.100%, 6/16/14	590,000	634,561
4.500%, 2/3/15	96,000	105,700
4.750%, 1/19/16	47,000	53,060
Province of Quebec
4.600%, 5/26/15	47,000	52,272
Republic of Colombia
7.375%, 3/18/19	250,000	316,208
Republic of Italy
4.375%, 6/15/13	328,000	323,942
4.500%, 1/21/15	129,000	121,445
4.750%, 1/25/16	49,000	45,369
5.250%, 9/20/16	250,000	232,587
Republic of Peru
7.125%, 3/30/19	260,000	326,950
Republic of Poland
5.000%, 10/19/15	33,000	34,693
6.375%, 7/15/19	150,000	166,078
Republic of South Africa
6.500%, 6/2/14	31,000	34,001
United Mexican States
5.625%, 1/15/17	250,000	287,253
5.125%, 1/15/20	300,000	344,234

		4,968,003

Municipal Bonds (0.1%)
State of California
5.250%, 4/1/14	150,000	160,207
7.950%, 3/1/36	755,000	853,739
State of Illinois
5.365%, 3/1/17	150,000	158,223
5.877%, 3/1/19	50,000	53,834

		1,226,003

Supranational (0.4%)
Asian Development Bank
0.875%, 6/10/14	150,000	150,574
2.625%, 2/9/15	360,000	379,846
European Bank for Reconstruction & Development
1.625%, 9/3/15	100,000	101,479

European Investment Bank
1.625%, 3/15/13	$500,000	$503,409
4.250%, 7/15/13	200,000	209,456
3.000%, 4/8/14	130,000	134,894
1.500%, 5/15/14	150,000	150,591
4.625%, 5/15/14	123,000	132,436
1.125%, 8/15/14	200,000	198,678
4.625%, 10/20/15	665,000	737,497
2.500%, 5/16/16	100,000	102,971
5.125%, 5/30/17	250,000	289,203
4.000%, 2/16/21	200,000	216,880
Inter-American Development Bank
3.875%, 2/14/20	150,000	170,849
International Bank for Reconstruction & Development
1.750%, 7/15/13	500,000	510,233
International Finance Corp.
3.000%, 4/22/14	250,000	263,593

		4,252,589

U.S. Government Agencies (1.4%)
Federal Farm Credit Bank
4.875%, 1/17/17	180,000	212,295
Federal Home Loan Bank
4.000%, 9/6/13	400,000	423,840
3.625%, 10/18/13	1,010,000	1,068,174
5.250%, 6/5/17	595,000	712,568
Federal Home Loan Mortgage Corp.
4.875%, 11/15/13	1,619,000	1,754,307
5.125%, 11/17/17	1,390,000	1,675,026
4.875%, 6/13/18	409,000	493,565
Federal National Mortgage Association
3.625%, 2/12/13	1,750,000	1,816,576
3.000%, 9/16/14	610,000	649,514
4.625%, 10/15/14	251,000	278,846
2.625%, 11/20/14	1,500,000	1,585,053
4.375%, 10/15/15	400,000	452,092
5.375%, 6/12/17	2,371,000	2,870,865

		13,992,721

U.S. Treasuries (12.9%)
U.S. Treasury Bonds
8.750%, 5/15/17	501,000	706,382
8.125%, 8/15/19	629,000	935,814
8.500%, 2/15/20	592,000	910,816
U.S. Treasury Notes
0.625%, 1/31/13	1,000,000	1,004,961
1.375%, 2/15/13	2,750,000	2,786,738
1.375%, 3/15/13	2,500,000	2,535,791
1.750%, 4/15/13	4,000,000	4,079,766
1.375%, 5/15/13	3,500,000	3,555,849
0.375%, 7/31/13	6,500,000	6,515,869
0.750%, 8/15/13	4,000,000	4,033,672
0.500%, 10/15/13	1,500,000	1,506,650
0.500%, 11/15/13	1,500,000	1,507,031
0.250%, 11/30/13	2,000,000	2,000,391
1.500%, 12/31/13	1,396,000	1,430,845
1.000%, 1/15/14	3,500,000	3,552,090
1.875%, 4/30/14	6,000,000	6,218,437
2.375%, 8/31/14	49,000	51,624
0.250%, 9/15/14	2,500,000	2,494,043
0.500%, 10/15/14	2,000,000	2,008,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

2.375%, 10/31/14	$3,000,000	$3,169,453
0.375%, 11/15/14	850,000	850,598
0.250%, 12/15/14	1,700,000	1,694,488
4.000%, 2/15/15	284,000	315,462
2.375%, 2/28/15	1,130,000	1,199,124
2.500%, 4/30/15	4,000,000	4,269,375
4.125%, 5/15/15	312,000	350,062
1.875%, 6/30/15	800,000	838,375
1.750%, 7/31/15	900,000	939,480
1.250%, 8/31/15	2,400,000	2,464,125
1.250%, 9/30/15	1,500,000	1,539,141
1.250%, 10/31/15	2,400,000	2,461,875
1.375%, 11/30/15	2,000,000	2,061,172
2.125%, 12/31/15	2,500,000	2,651,855
2.000%, 1/31/16	2,600,000	2,743,406
2.125%, 2/29/16	2,800,000	2,971,063
5.125%, 5/15/16	2,500,000	2,975,390
1.500%, 6/30/16	3,500,000	3,619,902
3.250%, 6/30/16	685,000	760,832
4.875%, 8/15/16	372,000	441,300
3.250%, 12/31/16	500,000	558,340
3.000%, 2/28/17	240,000	265,462
3.250%, 3/31/17	3,050,000	3,415,524
2.500%, 6/30/17	2,500,000	2,704,101
4.750%, 8/15/17	3,900,000	4,696,605
4.250%, 11/15/17	730,000	862,427
2.750%, 12/31/17	2,500,000	2,740,918
2.625%, 1/31/18	1,000,000	1,089,258
2.750%, 2/28/18	2,100,000	2,302,781
2.875%, 3/31/18	1,600,000	1,767,188
1.500%, 8/31/18	1,750,000	1,775,772
1.375%, 9/30/18	1,500,000	1,508,262
3.125%, 5/15/19	1,700,000	1,906,391
3.375%, 11/15/19	1,065,000	1,214,308
3.625%, 2/15/20	695,000	806,146
3.500%, 5/15/20	5,000,000	5,752,929
2.625%, 8/15/20	3,100,000	3,343,883
2.625%, 11/15/20	600,000	646,055
3.625%, 2/15/21	3,150,000	3,657,568
3.125%, 5/15/21	3,000,000	3,350,039
2.125%, 8/15/21	800,000	820,594
2.000%, 11/15/21	1,650,000	1,668,949

		133,005,263

Total Government Securities		168,170,902

Total Long-Term Debt Securities (49.7%) (Cost $515,858,249)		514,226,479

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Consumer Discretionary (0.1%)
Automobiles (0.1%)
General Motors Co.
0.000%*	200,000	50,700
4.750%	29,500	1,010,375

		1,061,075

Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp.
(Zero Coupon)*†	32	—

Total Consumer Discretionary		1,061,075

Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Chesapeake Energy Corp.
5.750%§	2,000	$1,960,000
SandRidge Energy, Inc.
7.000%*	30,000	3,573,750

Total Energy		5,533,750

Financials (0.6%)
Consumer Finance (0.3%)
Ally Financial, Inc.
7.000%§	4,046	2,900,350

Insurance (0.2%)
MetLife, Inc.
5.000%	31,000	1,910,220

Thrifts & Mortgage Finance (0.1%)
Fannie Mae
6.750%*	200,000	206,000
7.625%*	306,800	349,752
8.250%(l)*	149,600	206,448
Freddie Mac
8.375%(l)*	288,100	383,173

		1,145,373

Total Financials		5,955,943

Health Care (0.1%)
Health Care Providers & Services (0.1%)
Tenet Healthcare Corp.
7.000%	1,500	1,278,750

Total Health Care		1,278,750

Materials (0.1%)
Metals & Mining (0.1%)
AngloGold Ashanti Holdings Finance plc
6.000%	20,000	954,600

Total Materials		954,600

Utilities (0.1%)
Electric Utilities (0.1%)
NextEra Energy, Inc. 8.375%	20,000	1,012,200

Total Utilities		1,012,200

Total Preferred Stocks (1.5%) (Cost $37,383,385)		15,796,318

CONVERTIBLE PREFERRED STOCKS:
Financials (2.0%)
Commercial Banks (0.7%)
Wells Fargo & Co. 7.500%	7,000	7,378,000

Diversified Financial Services (1.0%)
Bank of America Corp. 7.250%	8,210	6,434,588
Citigroup, Inc. 7.500%	50,000	4,062,500

		10,497,088

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Real Estate Investment Trusts (REITs) (0.3%)
FelCor Lodging Trust, Inc. 1.950%	130,000	$2,880,306

Thrifts & Mortgage Finance (0.0%)
Fannie Mae 5.375%*	80	400,000

Total Convertible Preferred Stocks (2.0%) (Cost $25,686,631)		21,155,394

COMMON STOCKS:
Consumer Discretionary (3.0%)
Auto Components (0.1%)
BorgWarner, Inc.*	2,094	133,471
Goodyear Tire & Rubber Co.*	4,587	64,998
Johnson Controls, Inc.	13,018	406,943

		605,412

Automobiles (0.1%)
Ford Motor Co.*	72,645	781,660
General Motors Co.*	20,385	413,204
Harley-Davidson, Inc.	4,444	172,738

		1,367,602

Distributors (0.0%)
Genuine Parts Co.	2,977	182,192

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	2,223	119,753
DeVry, Inc.	1,163	44,729
H&R Block, Inc.	5,602	91,481

		255,963

Hotels, Restaurants & Leisure (0.4%)
Carnival Corp.	8,654	282,467
Chipotle Mexican Grill, Inc.*	598	201,969
Darden Restaurants, Inc.	2,534	115,500
International Game Technology	5,641	97,025
Marriott International, Inc., Class A	5,127	149,555
McDonald’s Corp.	19,568	1,963,257
Starbucks Corp.	14,248	655,550
Starwood Hotels & Resorts Worldwide, Inc.	3,673	176,194
Wyndham Worldwide Corp.	2,919	110,426
Wynn Resorts Ltd.	1,513	167,171
Yum! Brands, Inc.	8,829	520,999

		4,440,113

Household Durables (0.1%)
D.R. Horton, Inc.	5,305	66,896
Harman International Industries, Inc.	1,315	50,023
Leggett & Platt, Inc.	2,641	60,849
Lennar Corp., Class A	3,034	59,618
Newell Rubbermaid, Inc.	5,486	88,599
PulteGroup, Inc.*	6,347	40,049
Whirlpool Corp.	1,436	68,138

		434,172

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	6,956	1,204,084

Expedia, Inc.	1,833	$53,179
Netflix, Inc.*	1,055	73,101
priceline.com, Inc.*	952	445,260
TripAdvisor, Inc.*	1,833	46,197

		1,821,821

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	2,270	72,390
Mattel, Inc.	6,476	179,774

		252,164

Media (1.4%)
Cablevision Systems Corp. - New York Group, Class A	4,217	59,966
CBS Corp., Class B	12,515	339,657
Charter Communications, Inc., Class A*	60,000	3,416,400
Comcast Corp., Class A	201,370	4,774,483
Dex One Corp.*	115,741	192,130
DIRECTV, Class A*	13,494	577,003
Discovery Communications, Inc., Class A*	5,054	207,062
Gannett Co., Inc.	4,525	60,499
Interpublic Group of Cos., Inc.	8,960	87,181
McGraw-Hill Cos., Inc.	5,611	252,327
News Corp., Class A	41,938	748,174
Omnicom Group, Inc.	5,283	235,516
Scripps Networks Interactive, Inc., Class A	1,899	80,556
Time Warner Cable, Inc.	6,103	387,968
Time Warner, Inc.	19,141	691,756
Viacom, Inc., Class B	10,561	479,575
Walt Disney Co.	34,357	1,288,387
Washington Post Co., Class B	92	34,666

		13,913,306

Multiline Retail (0.2%)
Big Lots, Inc.*	1,268	47,880
Dollar Tree, Inc.*	2,273	188,909
Family Dollar Stores, Inc.	2,265	130,600
J.C. Penney Co., Inc.	2,695	94,729
Kohl’s Corp.	4,847	239,199
Macy’s, Inc.	8,029	258,373
Nordstrom, Inc.	3,088	153,505
Sears Holdings Corp.*	714	22,691
Target Corp.	22,848	1,170,275

		2,306,161

Specialty Retail (0.4%)
Abercrombie & Fitch Co., Class A	1,647	80,439
AutoNation, Inc.*	916	33,773
AutoZone, Inc.*	534	173,534
Bed Bath & Beyond, Inc.*	4,591	266,140
Best Buy Co., Inc.	5,612	131,152
CarMax, Inc.*	4,335	132,131
GameStop Corp., Class A*	2,685	64,789
Gap, Inc.	6,669	123,710
Home Depot, Inc.	29,481	1,239,381
Limited Brands, Inc.	4,716	190,291
Lowe’s Cos., Inc.	23,920	607,090

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Orchard Supply Hardware Stores Corp., Class A*†	32	$—
O’Reilly Automotive, Inc.*	2,454	196,197
Ross Stores, Inc.	4,366	207,516
Staples, Inc.	13,403	186,168
Tiffany & Co.	2,431	161,078
TJX Cos., Inc.	7,212	465,535
Urban Outfitters, Inc.*	2,123	58,510

		4,317,434

Textiles, Apparel & Luxury Goods (0.1%)
Coach, Inc.	5,576	340,359
NIKE, Inc., Class B	7,094	683,649
Ralph Lauren Corp.	1,235	170,529
VF Corp.	1,671	212,200

		1,406,737

Total Consumer Discretionary		31,303,077

Consumer Staples (3.1%)
Beverages (1.2%)
Beam, Inc.	2,952	151,231
Brown-Forman Corp., Class B	1,927	155,143
Coca-Cola Co.	43,435	3,039,147
Coca-Cola Enterprises, Inc.	6,022	155,247
Constellation Brands, Inc., Class A*	3,329	68,810
Diageo plc	150,000	3,276,442
Dr. Pepper Snapple Group, Inc.	4,095	161,670
Molson Coors Brewing Co., Class B	3,013	131,186
PepsiCo, Inc.	79,899	5,301,299

		12,440,175

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	8,288	690,556
CVS Caremark Corp.	24,892	1,015,096
Kroger Co.	11,451	277,343
Safeway, Inc.	6,500	136,760
SUPERVALU, Inc.	4,006	32,529
Sysco Corp.	11,297	331,341
Walgreen Co.	17,007	562,251
Wal-Mart Stores, Inc.	33,384	1,995,028
Whole Foods Market, Inc.	3,051	212,289

		5,253,193

Food Products (0.4%)
Archer-Daniels-Midland Co.	12,775	365,365
Campbell Soup Co.	3,446	114,545
ConAgra Foods, Inc.	7,920	209,088
Dean Foods Co.*	3,457	38,718
General Mills, Inc.	12,324	498,013
H.J. Heinz Co.	6,119	330,671
Hershey Co.	2,955	182,560
Hormel Foods Corp.	2,614	76,564
J.M. Smucker Co.	2,176	170,098
Kellogg Co.	4,756	240,511
Kraft Foods, Inc., Class A	33,780	1,262,021
McCormick & Co., Inc. (Non-Voting)	2,551	128,622
Mead Johnson Nutrition Co.	3,888	267,222

Sara Lee Corp.	11,245	$212,755
Tyson Foods, Inc., Class A	5,630	116,203

		4,212,956

Household Products (0.5%)
Clorox Co.	2,512	167,199
Colgate-Palmolive Co.	9,253	854,885
Kimberly-Clark Corp.	7,533	554,127
Procter & Gamble Co.	52,612	3,509,746

		5,085,957

Personal Products (0.1%)
Avon Products, Inc.	8,230	143,778
Estee Lauder Cos., Inc., Class A	2,138	240,140

		383,918

Tobacco (0.4%)
Altria Group, Inc.	39,329	1,166,105
Lorillard, Inc.	2,582	294,348
Philip Morris International, Inc.	33,218	2,606,949
Reynolds American, Inc.	6,450	267,159

		4,334,561

Total Consumer Staples		31,710,760

Energy (5.9%)
Energy Equipment & Services (0.7%)
Baker Hughes, Inc.	8,348	406,047
Cameron International Corp.*	4,676	230,012
Diamond Offshore Drilling, Inc.	1,312	72,501
FMC Technologies, Inc.*	4,586	239,527
Halliburton Co.	17,588	606,962
Helmerich & Payne, Inc.	2,053	119,813
Nabors Industries Ltd.*	5,518	95,682
National Oilwell Varco, Inc.	8,102	550,855
Noble Corp.*	4,824	145,781
Rowan Cos., Inc.*	2,448	74,248
Schlumberger Ltd.	55,663	3,802,340
Weatherford International Ltd.*	100,000	1,464,000

		7,807,768

Oil, Gas & Consumable Fuels (5.2%)
Alpha Natural Resources, Inc.*	4,273	87,297
Anadarko Petroleum Corp.	9,519	726,585
Apache Corp.	7,342	665,038
BP plc (ADR)	100,000	4,274,000
Cabot Oil & Gas Corp.	1,999	151,724
Callon Petroleum Co.*	150,000	745,500
Canadian Oil Sands Ltd.	250,000	5,705,521
Chesapeake Energy Corp.	29,787	663,952
Chevron Corp.	58,082	6,179,925
ConocoPhillips	130,592	9,516,239
Consol Energy, Inc.	4,331	158,948
Denbury Resources, Inc.*	7,716	116,512
Devon Energy Corp.	7,724	478,888
El Paso Corp.	14,767	392,359
EOG Resources, Inc.	5,138	506,144
EQT Corp.	2,856	156,480
Exxon Mobil Corp.	157,656	13,362,923
Hess Corp.	5,730	325,464
Marathon Oil Corp.	13,458	393,916
Marathon Petroleum Corp.	6,809	226,672
Murphy Oil Corp.	3,696	206,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Newfield Exploration Co.*	2,546	$96,061
Noble Energy, Inc.	3,366	317,717
Occidental Petroleum Corp.	15,521	1,454,318
Peabody Energy Corp.	5,167	171,079
Pioneer Natural Resources Co.	2,337	209,115
QEP Resources, Inc.	3,391	99,356
Range Resources Corp.	2,992	185,324
Royal Dutch Shell plc (ADR), Class A	40,000	2,923,600
Southwestern Energy Co.*	6,638	212,018
Spectra Energy Corp.	62,394	1,918,616
Sunoco, Inc.	2,042	83,763
Tesoro Corp.*	2,703	63,142
Valero Energy Corp.	10,704	225,319
Williams Cos., Inc.	11,291	372,829

		53,372,359

Total Energy		61,180,127

Financials (5.4%)
Capital Markets (0.4%)
Ameriprise Financial, Inc.	4,327	214,792
Bank of New York Mellon Corp.	23,190	461,713
BlackRock, Inc.	1,914	341,151
Charles Schwab Corp.	20,618	232,159
E*TRADE Financial Corp.*	4,731	37,659
Federated Investors, Inc., Class B	1,741	26,376
Franklin Resources, Inc.	2,774	266,470
Goldman Sachs Group, Inc.	9,415	851,399
Invesco Ltd.	8,612	173,015
Legg Mason, Inc.	2,453	58,995
Morgan Stanley	28,402	429,722
Northern Trust Corp.	4,616	183,071
State Street Corp.	9,408	379,237
T. Rowe Price Group, Inc.	4,832	275,182

		3,930,941

Commercial Banks (2.1%)
Banco Santander S.A.	155,415	1,180,726
Barclays plc	300,000	820,217
BB&T Corp.	13,289	334,484
CIT Group, Inc.*	40,800	1,422,696
Comerica, Inc.	3,776	97,421
Fifth Third Bancorp	17,572	223,516
First Horizon National Corp.	4,972	39,776
HSBC Holdings plc	500,000	3,813,003
Huntington Bancshares, Inc./Ohio	16,300	89,487
KeyCorp	18,187	139,858
M&T Bank Corp.	42,394	3,236,358
PNC Financial Services Group, Inc.	10,056	579,930
Regions Financial Corp.	24,249	104,271
SunTrust Banks, Inc.	10,225	180,982
U.S. Bancorp	36,450	985,973
Wells Fargo & Co.	300,240	8,274,614
Zions Bancorp	3,455	56,247

		21,579,559

Consumer Finance (0.2%)
American Express Co.	19,325	$911,560
Capital One Financial Corp.	8,796	371,983
Discover Financial Services	10,499	251,976
SLM Corp.	9,695	129,913

		1,665,432

Diversified Financial Services (1.4%)
Bank of America Corp.	643,785	3,579,445
Citigroup, Inc.	105,902	2,786,282
CME Group, Inc.	1,274	310,435
IntercontinentalExchange, Inc.*	1,404	169,252
JPMorgan Chase & Co.	222,667	7,403,678
Leucadia National Corp.	3,736	84,957
Moody’s Corp.	3,736	125,828
NASDAQ OMX Group, Inc.*	2,463	60,368
NYSE Euronext	5,010	130,761

		14,651,006

Insurance (0.8%)
ACE Ltd.	6,437	451,362
Aflac, Inc.	8,928	386,225
Allstate Corp.	9,664	264,890
American International Group, Inc.*	8,340	193,488
Aon Corp.	6,183	289,364
Assurant, Inc.	1,765	72,471
Berkshire Hathaway, Inc., Class B*	33,617	2,564,977
Chubb Corp.	5,318	368,112
Cincinnati Financial Corp.	3,077	93,725
Genworth Financial, Inc., Class A*	9,249	60,581
Hartford Financial Services Group, Inc.	8,519	138,434
Lincoln National Corp.	5,802	112,675
Loews Corp.	5,840	219,876
Marsh & McLennan Cos., Inc.	10,254	324,232
MetLife, Inc.	20,217	630,366
Principal Financial Group, Inc.	5,914	145,484
Progressive Corp.	11,794	230,101
Prudential Financial, Inc.	9,027	452,433
QBE Insurance Group Ltd.	80,000	1,059,621
Torchmark Corp.	1,968	85,392
Travelers Cos., Inc.	7,894	467,088
Unum Group	5,592	117,824
XL Group plc	6,130	121,190

		8,849,911

Real Estate Investment Trusts (REITs) (0.5%)
Apartment Investment & Management Co. (REIT), Class A	2,333	53,449
AvalonBay Communities, Inc. (REIT)	1,816	237,169
Boston Properties, Inc. (REIT)	2,820	280,872
Equity Residential (REIT)	5,650	322,219
HCP, Inc. (REIT)	7,791	322,781
Health Care REIT, Inc. (REIT)	3,624	197,617
Host Hotels & Resorts, Inc. (REIT)	13,505	199,469
Kimco Realty Corp. (REIT)	7,803	126,721

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Plum Creek Timber Co., Inc. (REIT)	3,056	$111,727
ProLogis, Inc. (REIT)	8,759	250,420
Public Storage (REIT)	2,715	365,059
Simon Property Group, Inc. (REIT)	5,616	724,127
Ventas, Inc. (REIT)	5,507	303,601
Vornado Realty Trust (REIT)	3,524	270,855
Westfield Retail Trust (REIT)	454,500	1,157,508
Weyerhaeuser Co. (REIT)	10,293	192,170

		5,115,764

Real Estate Management & Development (0.0%)
CBRE Group, Inc.*	6,173	93,953

Thrifts & Mortgage Finance (0.0%)
Fannie Mae*	344,367	69,287
Hudson City Bancorp, Inc.	9,944	62,150
People’s United Financial, Inc.	6,897	88,626

		220,063

Total Financials		56,106,629

Health Care (5.8%)
Biotechnology (0.3%)
Amgen, Inc.	15,165	973,745
Biogen Idec, Inc.*	4,643	510,962
Celgene Corp.*	8,490	573,924
Gilead Sciences, Inc.*	14,365	587,959

		2,646,590

Health Care Equipment & Supplies (0.4%)
Baxter International, Inc.	10,814	535,077
Becton, Dickinson and Co.	4,118	307,697
Boston Scientific Corp.*	28,332	151,293
C.R. Bard, Inc.	1,657	141,674
CareFusion Corp.*	4,296	109,161
Covidien plc	9,226	415,262
DENTSPLY International, Inc.	2,684	93,913
Edwards Lifesciences Corp.*	2,197	155,328
Intuitive Surgical, Inc.*	745	344,942
Medtronic, Inc.	20,174	771,656
St. Jude Medical, Inc.	6,100	209,230
Stryker Corp.	6,250	310,688
Varian Medical Systems, Inc.*	2,153	144,531
Zimmer Holdings, Inc.*	3,427	183,070

		3,873,522

Health Care Providers & Services (0.4%)
Aetna, Inc.	6,929	292,335
AmerisourceBergen Corp.	4,941	183,756
Cardinal Health, Inc.	6,600	268,026
Cigna Corp.	5,453	229,026
Coventry Health Care, Inc.*	2,759	83,791
DaVita, Inc.*	1,788	135,548
Express Scripts, Inc.*	9,299	415,572
Humana, Inc.	3,127	273,956
Laboratory Corp. of America Holdings*	1,895	162,913
McKesson Corp.	4,693	365,632
Medco Health Solutions, Inc.*	7,399	413,604
Patterson Cos., Inc.	1,808	53,372
Quest Diagnostics, Inc.	3,027	175,748

Tenet Healthcare Corp.*	8,307	$42,615
UnitedHealth Group, Inc.	20,387	1,033,213
WellPoint, Inc.	6,653	440,761

		4,569,868

Health Care Technology (0.0%)
Cerner Corp.*	2,777	170,091

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.*	6,624	231,377
Life Technologies Corp.*	3,454	134,395
PerkinElmer, Inc.	2,141	42,820
Thermo Fisher Scientific, Inc.*	7,274	327,112
Waters Corp.*	1,724	127,662

		863,366

Pharmaceuticals (4.6%)
Abbott Laboratories, Inc.	29,786	1,674,867
Allergan, Inc.	5,854	513,630
Bristol-Myers Squibb Co.	32,370	1,140,719
Eli Lilly and Co.	19,477	809,464
Forest Laboratories, Inc.*	5,109	154,598
Hospira, Inc.*	3,146	95,544
Johnson & Johnson	152,220	9,982,588
Merck & Co., Inc.	333,089	12,557,455
Mylan, Inc.*	8,148	174,856
Perrigo Co.	1,779	173,097
Pfizer, Inc.	422,006	9,132,210
Roche Holding AG	65,000	11,016,714
Watson Pharmaceuticals, Inc.*	2,427	146,445

		47,572,187

Total Health Care		59,695,624

Industrials (2.9%)
Aerospace & Defense (0.6%)
Boeing Co.	14,210	1,042,304
General Dynamics Corp.	6,810	452,252
Goodrich Corp.	2,392	295,890
Honeywell International, Inc.	14,792	803,945
L-3 Communications Holdings, Inc.	1,910	127,359
Lockheed Martin Corp.	5,074	410,487
Northrop Grumman Corp.	4,997	292,225
Precision Castparts Corp.	2,756	454,161
Raytheon Co.	6,619	320,227
Rockwell Collins, Inc.	2,899	160,518
Textron, Inc.	5,329	98,533
United Technologies Corp.	17,324	1,266,211

		5,724,112

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	3,129	218,342
Expeditors International of Washington, Inc.	4,052	165,970
FedEx Corp.	6,063	506,321
United Parcel Service, Inc., Class B	18,455	1,350,721

		2,241,354

Airlines (0.0%)
Southwest Airlines Co.	14,889	127,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Building Products (0.0%)
Masco Corp.	6,761	$70,855

Commercial Services & Supplies (0.1%)
Avery Dennison Corp.	2,018	57,876
Cintas Corp.	2,086	72,614
Iron Mountain, Inc.	3,550	109,340
Pitney Bowes, Inc.	3,847	71,324
R.R. Donnelley & Sons Co.	3,638	52,496
Republic Services, Inc.	6,020	165,851
Stericycle, Inc.*	1,648	128,412
Waste Management, Inc.	8,803	287,946

		945,859

Construction & Engineering (0.0%)
Fluor Corp.	3,285	165,071
Jacobs Engineering Group, Inc.*	2,451	99,461
Quanta Services, Inc.*	4,031	86,828

		351,360

Electrical Equipment (0.1%)
Cooper Industries plc	3,024	163,749
Emerson Electric Co.	14,071	655,568
Rockwell Automation, Inc.	2,703	198,319
Roper Industries, Inc.	1,839	159,754

		1,177,390

Industrial Conglomerates (1.1%)
3M Co.	13,403	1,095,427
Danaher Corp.	10,888	512,171
General Electric Co.	533,882	9,561,827
Tyco International Ltd.	8,842	413,010

		11,582,435

Machinery (0.5%)
Caterpillar, Inc.	18,163	1,645,568
Cummins, Inc.	3,688	324,618
Deere & Co.	7,912	611,993
Dover Corp.	3,522	204,452
Eaton Corp.	6,391	278,200
Flowserve Corp.	1,052	104,485
Illinois Tool Works, Inc.	9,241	431,647
Ingersoll-Rand plc	5,970	181,906
Joy Global, Inc.	2,009	150,615
PACCAR, Inc.	6,851	256,707
Pall Corp.	2,233	127,616
Parker Hannifin Corp.	2,889	220,286
Snap-on, Inc.	1,100	55,682
Stanley Black & Decker, Inc.	3,216	217,401
Xylem, Inc.	3,543	91,020

		4,902,196

Professional Services (0.0%)
Dun & Bradstreet Corp.	938	70,191
Equifax, Inc.	2,317	89,761
Robert Half International, Inc.	2,762	78,606

		238,558

Road & Rail (0.2%)
CSX Corp.	20,079	422,864
Norfolk Southern Corp.	6,428	468,344
Ryder System, Inc.	967	51,386

Union Pacific Corp.	9,238	$978,674

		1,921,268

Trading Companies & Distributors (0.1%)
Fastenal Co.	5,635	245,742
W.W. Grainger, Inc.	1,161	217,328

		463,070

Total Industrials		29,745,907

Information Technology (4.6%)
Communications Equipment (0.5%)
Cisco Systems, Inc.	151,408	2,737,457
F5 Networks, Inc.*	1,524	161,727
Harris Corp.	2,258	81,378
JDS Uniphase Corp.*	4,408	46,019
Juniper Networks, Inc.*	10,099	206,121
Motorola Mobility Holdings, Inc.*	5,033	195,280
Motorola Solutions, Inc.	5,479	253,623
QUALCOMM, Inc.	32,141	1,758,113

		5,439,718

Computers & Peripherals (1.0%)
Apple, Inc.*	17,774	7,198,470
Dell, Inc.*	29,203	427,240
EMC Corp.*	39,012	840,318
Hewlett-Packard Co.	37,999	978,854
Lexmark International, Inc., Class A	1,373	45,405
NetApp, Inc.*	6,858	248,740
SanDisk Corp.*	4,610	226,858
Western Digital Corp.*	4,464	138,161

		10,104,046

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	3,205	145,475
Corning, Inc.	30,076	390,386
FLIR Systems, Inc.	3,011	75,486
Jabil Circuit, Inc.	3,508	68,967
Molex, Inc.	2,608	62,227
TE Connectivity Ltd.	8,117	250,085

		992,626

Internet Software & Services (0.4%)
Akamai Technologies, Inc.*	3,431	110,753
eBay, Inc.*	21,963	666,138
Google, Inc., Class A*	4,831	3,120,343
VeriSign, Inc.	3,042	108,660
Yahoo!, Inc.*	23,720	382,603

		4,388,497

IT Services (0.8%)
Accenture plc, Class A	12,259	652,547
Automatic Data Processing, Inc.	9,340	504,453
Cognizant Technology Solutions Corp., Class A*	5,784	371,969
Computer Sciences Corp.	2,928	69,394
Fidelity National Information Services, Inc.	4,669	124,149
Fiserv, Inc.*	2,705	158,892
International Business Machines Corp.	22,540	4,144,655

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Mastercard, Inc., Class A	2,039	$760,180
Paychex, Inc.	6,161	185,508
SAIC, Inc.*	5,333	65,542
Teradata Corp.*	3,217	156,057
Total System Services, Inc.	3,067	59,990
Visa, Inc., Class A	9,728	987,684
Western Union Co.	11,840	216,198

		8,457,218

Office Electronics (0.2%)
Xerox Corp.	226,526	1,803,147

Semiconductors & Semiconductor Equipment (0.9%)
Advanced Micro Devices, Inc.*	11,175	60,345
Altera Corp.	6,182	229,352
Analog Devices, Inc.	5,718	204,590
Applied Materials, Inc.	25,122	269,057
Broadcom Corp., Class A*	9,267	272,079
First Solar, Inc.*	1,126	38,014
Intel Corp.	247,380	5,998,965
KLA-Tencor Corp.	3,201	154,448
Linear Technology Corp.	4,363	131,021
LSI Corp.*	10,729	63,838
Microchip Technology, Inc.	3,650	133,700
Micron Technology, Inc.*	18,932	119,082
Novellus Systems, Inc.*	1,305	53,883
NVIDIA Corp.*	11,657	161,566
Teradyne, Inc.*	3,499	47,691
Texas Instruments, Inc.	21,852	636,112
Xilinx, Inc.	5,070	162,544

		8,736,287

Software (0.7%)
Adobe Systems, Inc.*	9,343	264,127
Autodesk, Inc.*	4,322	131,086
BMC Software, Inc.*	3,310	108,502
CA, Inc.	7,077	143,062
Citrix Systems, Inc.*	3,595	218,289
Electronic Arts, Inc.*	6,312	130,027
Intuit, Inc.	5,685	298,974
Microsoft Corp.	143,168	3,716,641
Oracle Corp.	75,240	1,929,906
Red Hat, Inc.*	3,687	152,236
Salesforce.com, Inc.*	2,598	263,593
Symantec Corp.*	14,183	221,964

		7,578,407

Total Information Technology		47,499,946

Materials (1.2%)
Chemicals (0.6%)
Air Products and Chemicals, Inc.	4,025	342,890
Airgas, Inc.	1,309	102,207
CF Industries Holdings, Inc.	1,249	181,080
Dow Chemical Co.	22,590	649,688
E.I. du Pont de Nemours & Co.	17,669	808,887
Eastman Chemical Co.	2,672	104,368
Ecolab, Inc.	5,751	332,465
FMC Corp.	1,350	116,154
International Flavors & Fragrances, Inc.	1,554	81,461

LyondellBasell Industries N.V., Class A	30,000	$974,700
Monsanto Co.	10,235	717,166
Mosaic Co.	5,697	287,300
PPG Industries, Inc.	2,953	246,546
Praxair, Inc.	5,750	614,675
Sherwin-Williams Co.	1,662	148,367
Sigma-Aldrich Corp.	2,303	143,845

		5,851,799

Construction Materials (0.0%)
Vulcan Materials Co.	2,490	97,982

Containers & Packaging (0.0%)
Ball Corp.	3,077	109,880
Bemis Co., Inc.	1,931	58,084
Owens-Illinois, Inc.*	3,091	59,904
Sealed Air Corp.	3,126	53,798

		281,666

Metals & Mining (0.5%)
Alcoa, Inc.	20,305	175,638
Allegheny Technologies, Inc.	2,036	97,321
Barrick Gold Corp.	55,000	2,488,750
Cliffs Natural Resources, Inc.	2,735	170,527
Freeport-McMoRan Copper & Gold, Inc.	18,120	666,635
Newmont Mining Corp.	9,458	567,575
Nucor Corp.	26,043	1,030,521
Titanium Metals Corp.	1,521	22,785
United States Steel Corp.	2,714	71,812

		5,291,564

Paper & Forest Products (0.1%)
International Paper Co.	8,376	247,930
MeadWestvaco Corp.	3,280	98,236

		346,166

Total Materials		11,869,177

Telecommunication Services (2.5%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc.	338,319	10,230,767
CenturyLink, Inc.	61,803	2,299,072
France Telecom S.A.	37,400	587,394
Frontier Communications Corp.	103,054	530,728
Telstra Corp., Ltd.	800,000	2,724,739
Verizon Communications, Inc.	54,135	2,171,896
Windstream Corp.	11,042	129,633

		18,674,229

Wireless Telecommunication Services (0.7%)
American Tower Corp., Class A	7,520	451,275
MetroPCS Communications, Inc.*	5,668	49,198
SK Telecom Co., Ltd. (ADR)	35,700	485,877
Sprint Nextel Corp.*	187,179	437,999
Vodafone Group plc	2,200,000	6,112,297

		7,536,646

Total Telecommunication Services		26,210,875

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Utilities (6.4%)
Electric Utilities (3.4%)
American Electric Power Co., Inc.	109,241	$4,512,746
Duke Energy Corp.	200,474	4,410,428
Edison International	6,217	257,384
Entergy Corp.	63,371	4,629,251
Exelon Corp.	12,673	549,628
FirstEnergy Corp.	58,014	2,570,020
NextEra Energy, Inc.	123,077	7,492,928
Northeast Utilities	3,391	122,313
Pepco Holdings, Inc.	4,353	88,366
Pinnacle West Capital Corp.	2,099	101,130
PPL Corp.	60,349	1,775,468
Progress Energy, Inc.	75,654	4,238,137
Southern Co.	96,477	4,465,920

		35,213,719

Gas Utilities (0.2%)
AGL Resources, Inc.	42,213	1,783,921
ONEOK, Inc.	1,977	171,386

		1,955,307

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	12,330	145,987
Constellation Energy Group, Inc.	3,851	152,769
Dynegy, Inc.*	110,000	304,700
NRG Energy, Inc.*	4,398	79,692

		683,148

Multi-Utilities (2.7%)
Ameren Corp.	4,625	153,226
CenterPoint Energy, Inc.	8,142	163,573
CMS Energy Corp.	4,760	105,101
Consolidated Edison, Inc.	5,582	346,252
Dominion Resources, Inc.	50,888	2,701,135
DTE Energy Co.	3,239	176,364
Integrys Energy Group, Inc.	1,473	79,807
NiSource, Inc.	5,378	128,050
PG&E Corp.	157,755	6,502,661
Public Service Enterprise Group, Inc.	174,641	5,764,899
SCANA Corp.	2,207	99,447
Sempra Energy	84,571	4,651,405
TECO Energy, Inc.	154,057	2,948,651
Wisconsin Energy Corp.	4,413	154,279
Xcel Energy, Inc.	159,247	4,401,587

		28,376,437

Total Utilities		66,228,611

Total Common Stocks (40.8%) (Cost $386,114,830)		421,550,733

	Number of Warrants	Value (Note 1)
WARRANTS:
Consumer Discretionary (0.2%)
Automobiles (0.1%)
General Motors Co., Class A, expiring 7/10/16*	18,532	217,381

General Motors Co., Class B, expiring 7/10/19*	18,532	$144,920

		362,301

Media (0.1%)
Charter Communications, Inc., expiring 11/30/14*	53,070	923,418

Total Warrants (0.2%) (Cost $20,193,204)		1,285,719

Total Investments (94.2%) (Cost $985,236,299)		974,014,643
Other Assets Less Liabilities (5.8%)		60,513,389

Net Assets (100%)		$1,034,528,032

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $107,027,838 or 10.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2011.

Glossary:

ABS	— Asset-Backed Security
ADR	— American Depositary Receipt
CMO	— Collateralized Mortgage Obligation
EUR	— European Currency Unit
GBP	— British Pound
PIK	— Payment-in Kind Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$81,954,932	$53,906,820	$135,861,752	$—	$45,402	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	491	March-12	$30,460,291	$30,751,330	$291,039

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Non-Agency CMO	$—	$2,589,594	$—	$2,589,594
Common Stocks
Consumer Discretionary	31,303,077	—	—	31,303,077
Consumer Staples	28,434,318	3,276,442	—	31,710,760
Energy	61,180,127	—	—	61,180,127
Financials	48,075,554	8,031,075	—	56,106,629
Health Care	48,678,910	11,016,714	—	59,695,624
Industrials	29,745,907	—	—	29,745,907
Information Technology	47,499,946	—	—	47,499,946
Materials	11,869,177	—	—	11,869,177
Telecommunication Services	16,786,445	9,424,430	—	26,210,875
Utilities	66,228,611	—	—	66,228,611
Convertible Bonds
Financials	—	4,050,000	—	4,050,000
Convertible Preferred Stocks
Financials	11,840,500	9,314,894	—	21,155,394
Corporate Bonds
Consumer Discretionary	—	42,681,704	—	42,681,704
Consumer Staples	—	15,712,981	—	15,712,981
Energy	—	37,878,948	—	37,878,948
Financials	—	73,615,272	—	73,615,272
Health Care	—	29,301,789	—	29,301,789
Industrials	—	27,724,527	—	27,724,527
Information Technology	—	40,436,926	—	40,436,926
Materials	—	17,643,875	—	17,643,875

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Telecommunication Services	$—	$15,037,289	$—	$15,037,289
Utilities	—	39,382,672	—	39,382,672
Futures	291,039	—	—	291,039
Government Securities
Agency ABS	—	10,726,323	—	10,726,323
Foreign Governments	—	4,968,003	—	4,968,003
Municipal Bonds	—	1,226,003	—	1,226,003
Supranational	—	4,252,589	—	4,252,589
U.S. Government Agencies	—	13,992,721	—	13,992,721
U.S. Treasuries	—	133,005,263	—	133,005,263
Preferred Stocks
Consumer Discretionary	1,010,375	50,700	—	1,061,075
Energy	—	5,533,750	—	5,533,750
Financials	3,055,593	2,900,350	—	5,955,943
Health Care	—	1,278,750	—	1,278,750
Materials	954,600	—	—	954,600
Utilities	1,012,200	—	—	1,012,200
Warrants
Consumer Discretionary	1,285,719	—	—	1,285,719

Total Assets	$409,252,098	$565,053,584	$—	$974,305,682

Total Liabilities	$—	$—	$—	$—

Total	$409,252,098	$565,053,584	$—	$974,305,682

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Preferred Stocks- Consumer Discretionary††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—

††	Security received through corporate action with $0 market value.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	291,039	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$291,039

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—
Commodity contracts	Payables	—	*
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(22,064,853)	—	—	(22,064,853)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(22,064,853)	$—	$—	$(22,064,853)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(2,230,096)	—	—	(2,230,096)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(2,230,096)	$—	$—	$(2,230,096)

The Portfolio held futures contracts with an average notional balance of approximately $58,034,000 for the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks, long-term corporate debt securities	$305,691,433
Long-term U.S. Treasury securities	130,413,867

$436,105,300

Net Proceeds of Sales and Redemptions:
Stocks, long-term corporate debt securities	$387,929,463
Long-term U.S. Treasury securities	81,161,346

$469,090,809

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$116,623,259
Aggregate gross unrealized depreciation	(129,009,117)

Net unrealized appreciation	$(12,385,858)

Federal income tax cost of investments	$986,400,501

The Portfolio has a net capital loss carryforward of $188,056,619 of which $8,247,354 expires in the year 2016 and $179,809,265 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $21,695,534 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $985,236,299)	$974,014,643
Cash	50,890,973
Foreign cash (Cost $255,235)	239,457
Cash held as collateral at broker	2,323,400
Dividends, interest and other receivables	8,245,124
Receivable for securities sold	4,330,707
Receivable from Separate Accounts for Trust shares sold	161,252
Receivable from sub-advisor	3,267
Other assets	2,344

Total assets	1,040,211,167

LIABILITIES
Payable for securities purchased	4,379,653
Investment management fees payable	564,415
Payable to Separate Accounts for Trust shares redeemed	286,726
Distribution fees payable - Class IB	128,547
Due to broker for futures variation margin	117,573
Administrative fees payable	92,646
Trustees’ fees payable	521
Accrued expenses	113,054

Total liabilities	5,683,135

NET ASSETS	$1,034,528,032

Net assets were comprised of:
Paid in capital	$1,259,087,925
Accumulated undistributed net investment income (loss)	516,056
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(214,116,456)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(10,959,493)

Net assets	$1,034,528,032

Class IA
Net asset value, offering and redemption price per share, $1,047,338 / 126,644 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.27

Class IB
Net asset value, offering and redemption price per share, $612,978,415 / 74,104,167 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.27

Class K
Net asset value, offering and redemption price per share, $420,502,279 / 50,848,406 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.27

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Interest (net of $1,764 foreign withholding tax)	$31,856,539
Dividends ($45,402 of dividend income received from affiliates) (net of $150,434 foreign withholding tax)	15,839,948

Total income	47,696,487

EXPENSES
Investment management fees	7,089,348
Administrative fees	1,770,424
Distribution fees - Class IB	1,592,347
Printing and mailing expenses	80,017
Custodian fees	66,000
Professional fees	62,081
Trustees’ fees	27,323
Miscellaneous	63,511

Gross expenses	10,751,051
Less: Reimbursement from sub-advisor	(26,646)
Fees paid indirectly	(1,385)

Net expenses	10,723,020

NET INVESTMENT INCOME (LOSS)	36,973,467

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	23,104,707
Futures	(22,064,853)
Foreign currency transactions	22,101

Net realized gain (loss)	1,061,955

Change in unrealized appreciation (depreciation) on:
Securities	(33,140,667)
Futures	(2,230,096)
Foreign currency translations	(25,442)

Net change in unrealized appreciation (depreciation)	(35,396,205)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(34,334,250)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,639,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$36,973,467		$39,374,246
Net realized gain (loss) on investments, securities sold short, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	1,061,955		51,927,306
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(35,396,205)		25,674,418

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,639,217		116,975,970

DIVIDENDS:
Dividends from net investment income
Class IA	(39,048)		(15,215,588)
Class IB	(21,298,143)		(19,071,517)
Class K†	(15,740,849)		—

TOTAL DIVIDENDS	(37,078,040)		(34,287,105)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 467,493 and 3,325,435 shares, respectively ]	4,147,925		28,112,216
Capital shares issued in reinvestment of dividends [ 4,817 and 1,800,557 shares, respectively ]	39,048		15,215,588
Capital shares repurchased [ (56,781,848) and (7,092,603) shares, respectively ]	(479,771,333	)(z)	(57,517,198)

Total Class IA transactions	(475,584,360)		(14,189,394)

Class IB
Capital shares sold [ 8,791,666 and 6,280,952 shares, respectively ]	77,235,111		51,607,771
Capital shares issued in reinvestment of dividends [ 2,626,528 and 2,256,213 shares, respectively ]	21,298,143		19,071,517
Capital shares repurchased [ (12,280,100) and (20,936,023) shares, respectively ]	(107,089,819)		(170,472,827)

Total Class IB transactions	(8,556,565)		(99,793,539)

Class K†
Capital shares sold [ 50,519,240 and 0 shares, respectively ]	425,185,235	(z)	—
Capital shares issued in reinvestment of dividends [ 1,941,904 and 0 shares, respectively ]	15,740,849		—
Capital shares repurchased [ (1,612,738) and 0 shares, respectively ]	(13,536,928)		—

Total Class K transactions	427,389,156		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(56,751,769)		(113,982,933)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(91,190,592)		(31,294,068)
NET ASSETS:
Beginning of year	1,125,718,624		1,157,012,692

End of year (a)	$1,034,528,032		$1,125,718,624

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$516,056		$318,715

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Franklin Core Balanced Portfolio exchanged approximately 50,447,357 Class IA shares for approximately 50,447,357 Class K shares. This exchange amounted to approximately $424,587,599.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.57	$7.94	$6.40	$10.28	$10.41

Income (loss) from investment operations:
Net investment income (loss)	0.31 (e)	0.31 (e)	0.36 (e)	0.64 (e)	0.63 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	(0.29)	0.60	1.62	(3.93)	(0.38)

Total from investment operations	0.02	0.91	1.98	(3.29)	0.25

Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.44)	(0.59)	(0.35)
Distributions from net realized gains	—	—	—	—	(0.03)

Total dividends and distributions	(0.32)	(0.28)	(0.44)	(0.59)	(0.38)

Net asset value, end of year	$8.27	$8.57	$7.94	$6.40	$10.28

Total return	0.31%	11.55%	30.97%	(31.65)%	2.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,047	$483,418	$463,554	$363,213	$275,884
Ratio of expenses to average net assets:
After waivers and reimbursements	0.83%	0.83%	0.91%	1.05%	1.05%
After waivers, reimbursements and fees paid indirectly	0.83%	0.83%	0.84%	1.05%	1.05%
Before waivers, reimbursements and fees paid indirectly	0.83%	0.84%	0.91%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	3.46%	3.72%	5.02%	7.22%	5.83%
After waivers, reimbursements and fees paid indirectly	3.46%	3.72%	5.09%	7.22%	5.83%
Before waivers, reimbursements and fees paid indirectly	3.46%	3.71%	5.02%	7.22%	5.83%
Portfolio turnover rate	43%	77%	106%	57%	20%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2011	2010	2009		2008		2007
Net asset value, beginning of year	$8.57	$7.94	$6.40		$10.28		$10.41

Income (loss) from investment operations:
Net investment income (loss)	0.28 (e)	0.28 (e)	0.34	(e)	0.61	(e)	0.54 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	(0.28)	0.61	1.62		(3.92)		(0.32)

Total from investment operations	— #	0.89	1.96		(3.31)		0.22

Less distributions:
Dividends from net investment income	(0.30)	(0.26)	(0.42)		(0.57)		(0.32)
Distributions from net realized gains	—	—	—		—		(0.03)

Total dividends and distributions	(0.30)	(0.26)	(0.42)		(0.57)		(0.35)

Net asset value, end of year	$8.27	$8.57	$7.94		$6.40		$10.28

Total return	0.06%	11.27%	30.62%		(31.83)%		2.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$612,978	$642,301	$693,459		$500,707		$713,523
Ratio of expenses to average net assets:
After waivers and reimbursements	1.08%	1.08%	1.16	%(c)	1.30%		1.30%
After waivers, reimbursements and fees paid indirectly	1.08%	1.08%	1.09	%(c)	1.30	%(c)	1.30%
Before waivers, reimbursements and fees paid indirectly	1.08%	1.09%	1.16	%(c)	1.30%		1.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	3.26%	3.47%	4.66%		6.79%		5.06%
After waivers, reimbursements and fees paid indirectly	3.26%	3.47%	4.72%		6.79%		5.06%
Before waivers, reimbursements and fees paid indirectly	3.26%	3.46%	4.66%		6.79%		5.06%
Portfolio turnover rate	43%	77%	106%		57%		20%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.39

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.09

Total from investment operations	0.20

Less distributions:
Dividends from net investment income	(0.32)

Net asset value, end of period	$8.27

Total return (b)	2.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$420,502
Ratio of expenses to average net assets:
After reimbursements (a)	0.83%
After reimbursements and fees paid indirectly (a)	0.83%
Before reimbursements and fees paid indirectly (a)	0.83%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	3.61%
After reimbursements and fees paid indirectly (a)	3.61%
Before reimbursements and fees paid indirectly (a)	3.61%
Portfolio turnover rate	43%
*	Commencement of Operations.
#	Per share amount is less than $0.005
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.***
Portfolio – Class IA Shares*	1.67%	3.16%	5.56%
Portfolio – Class IB Shares	1.41	2.93	5.42
Portfolio – Class K Shares**	1.50	2.94	5.43
S&P 500 Index	2.11	(0.25)	5.83

*    Date of inception 6/8/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

***  Date of inception 5/1/03.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.67% for the year ended December 31, 2011. The Portfolio’s benchmark, the S&P 500 Index, returned 2.11% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Herley Industries was purchased by Kratos Defense and Security Solutions.

•

ITT spun off Exelis and Xylem, and Fortune Brands split into Beam, Inc. and Fortune Brands Home & Security. These companies are now free to pursue strategic objectives and may be future takeover targets.

•	The expectation of increases in capital spending by corporations and the need to refurbish an aging infrastructure helped many industrial holdings.

What hurt performance during the year:

•	Several international holdings declined as negative macroeconomic news focused on the debt of distressed countries in the European Union.

•	National Fuel Gas weakened primarily due to its decision not to joint venture with a larger player.

•	Despite decent advertising, several media stocks performed poorly.

Portfolio Positioning and Outlook

We believe we will face a challenging environment that includes continued deleveraging of consumers and governments, sluggish economic growth in the U.S., a potential double-dip recession in Europe, slowing of growth in emerging markets, currency headwinds for overseas earnings, and political and regulatory uncertainty. In our opinion, corporate profit margins will feel a headwind from a stronger dollar and the weak European economy. We believe the need to fund pensions will again crimp free cash flow. Despite existing problems, we are encouraged. Cash on corporate balance sheets is currently at an all time high. With interest rates extraordinarily low, we believe companies will use that cash to make growth-oriented acquisitions.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	16.1%
Health Care	13.6
Industrials	7.7
Materials	5.6
Consumer Discretionary	3.9
Financials	3.2
Consumer Staples	3.2
Utilities	3.1
Telecommunication Services	2.8
Energy	2.8
Cash and Other	38.0

100.0%

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$975.34	$5.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.39
Class IB
Actual	1,000.00	974.26	6.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.66
Class K†
Actual	1,000.00	1,015.91	3.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.87	5.39

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.06%, 1.31% and 1.06%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (3.9%)
Diversified Consumer Services (0.1%)
Ascent Capital Group, Inc., Class A*	5,000	$253,600
Corinthian Colleges, Inc.*	40,000	86,800

		340,400

Hotels, Restaurants & Leisure (0.2%)
Boyd Gaming Corp.*	40,000	298,400
Dover Motorsports, Inc.*	43,811	45,563
Ladbrokes plc	20,000	40,378
McCormick & Schmick’s Seafood Restaurants, Inc.*	20,000	174,800
Morton’s Restaurant Group, Inc.*	1,000	6,880
Sonesta International Hotels Corp., Class A*	1,000	30,700

		596,721

Household Durables (0.2%)
Harman International Industries, Inc.	15,000	570,600
Nobility Homes, Inc.*	2,000	10,400
Skyline Corp.	4,000	17,400

		598,400

Media (2.4%)
Acme Communications, Inc.	38,000	25,460
Beasley Broadcasting Group, Inc., Class A*	42,800	135,248
British Sky Broadcasting Group plc	110,000	1,251,330
Clear Channel Outdoor Holdings, Inc., Class A*	215,000	2,698,250
Crown Media Holdings, Inc., Class A*	9,000	10,890
DISH Network Corp., Class A	27,000	768,960
Fisher Communications, Inc.*	28,000	807,240
Liberty Media Corp. - Liberty Capital*	4,000	312,200
LIN TV Corp., Class A*	20,000	84,600
Media General, Inc., Class A*	35,000	142,450
Salem Communications Corp., Class A*	18,000	46,260

		6,282,888

Multiline Retail (0.9%)
99 Cents Only Stores*	100,000	2,195,000
Macy’s, Inc.	1,000	32,180

		2,227,180

Specialty Retail (0.1%)
Charming Shoppes, Inc.*	4,000	19,600
Midas, Inc.*	34,000	292,060

		311,660

Textiles, Apparel & Luxury Goods (0.0%)
Heelys, Inc.*	16,000	29,600

Total Consumer Discretionary		10,386,849

Consumer Staples (3.2%)
Beverages (0.5%)
Beam, Inc.	24,000	$1,229,520

Food & Staples Retailing (0.2%)
Winn-Dixie Stores, Inc.*	50,000	469,000

Food Products (2.3%)
Flowers Foods, Inc.	750	14,235
Parmalat S.p.A.	912,000	1,569,874
Ralcorp Holdings, Inc.*	9,000	769,500
Reddy Ice Holdings, Inc.*	1,000	240
Sara Lee Corp.	150,000	2,838,000
Tootsie Roll Industries, Inc.	35,000	828,450

		6,020,299

Household Products (0.1%)
Clorox Co.	3,500	232,960

Personal Products (0.1%)
Avon Products, Inc.	22,000	384,340

Total Consumer Staples		8,336,119

Energy (2.8%)
Energy Equipment & Services (0.2%)
Complete Production Services, Inc.*	4,500	151,020
Rowan Cos., Inc.*	9,000	272,970

		423,990

Oil, Gas & Consumable Fuels (2.6%)
Anadarko Petroleum Corp.	3,000	228,990
Atlas Energy LP	82,000	1,992,600
Dragon Oil plc	80,000	568,709
El Paso Corp.	30,000	797,100
EXCO Resources, Inc.	3,000	31,350
Heritage Oil plc*	20,000	59,790
Southern Union Co.	75,000	3,158,250
WesternZagros Resources Ltd.*	40,000	26,307

		6,863,096

Total Energy		7,287,086

Financials (3.2%)
Capital Markets (0.2%)
BKF Capital Group, Inc.*	12,000	13,320
Charles Schwab Corp.	20,000	225,200
SWS Group, Inc.	38,000	261,060

		499,580

Commercial Banks (0.9%)
Bank of Montreal	3,000	164,430
First Niagara Financial Group, Inc.	260,000	2,243,800

		2,408,230

Consumer Finance (0.5%)
American Express Co.	8,000	377,360
SLM Corp.	67,000	897,800

		1,275,160

Insurance (1.6%)
CNinsure, Inc. (ADR)*	5,000	34,600
Delphi Financial Group, Inc., Class A	30,000	1,329,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Harleysville Group, Inc.	42,000	$2,375,940
Transatlantic Holdings, Inc.	10,000	547,300

		4,286,840

Real Estate Management & Development (0.0%)
Eco Business-Immobilien AG*	500	3,016

Thrifts & Mortgage Finance (0.0%)
Flushing Financial Corp.	4,000	50,520

Total Financials		8,523,346

Health Care (13.5%)
Biotechnology (4.6%)
Actelion Ltd. (Registered)*	500	17,167
Biogen Idec, Inc.*	3,000	330,150
Grifols S.A. (ADR)*	45,654	252,469
Pharmasset, Inc.*	89,500	11,473,900

		12,073,686

Health Care Equipment & Supplies (3.1%)
Accuray, Inc.*	2,636	11,150
ArthroCare Corp.*	29,000	918,720
Exactech, Inc.*	10,000	164,700
Smith & Nephew plc	150,000	1,457,102
SonoSite, Inc.*	85,100	4,583,486
Synovis Life Technologies, Inc.*	3,000	83,490
Synthes, Inc.	5,000	838,391

		8,057,039

Health Care Providers & Services (5.4%)
American Dental Partners, Inc.*	65,000	1,223,950
Chemed Corp.	2,000	102,420
Healthspring, Inc.*	235,000	12,816,900

		14,143,270

Life Sciences Tools & Services (0.4%)
WuXi PharmaTech Cayman, Inc. (ADR)*	100,000	1,104,000

Pharmaceuticals (0.0%)
Adolor Corp.*†(b)	40,000	20,800
Allergan, Inc.	1,200	105,288

		126,088

Total Health Care		35,504,083

Industrials (7.7%)
Aerospace & Defense (5.3%)
Exelis, Inc.	38,000	343,900
Goodrich Corp.	110,000	13,607,000
Kratos Defense & Security Solutions, Inc.*	2,500	14,925

		13,965,825

Air Freight & Logistics (0.1%)
Park-Ohio Holdings Corp.*	8,000	142,720

Building Products (0.3%)
Fortune Brands Home & Security, Inc.*	24,000	408,720
Griffon Corp.	30,000	273,900

		682,620

Commercial Services & Supplies (0.0%)
WCA Waste Corp.*	10,000	$65,100

Construction & Engineering (0.2%)
Wavin NV*	48,000	590,178

Electrical Equipment (0.1%)
Newave Energy Holding S.A.*	200	11,839
SGL Carbon SE*	1,000	49,298
Thomas & Betts Corp.*	6,000	327,600

		388,737

Machinery (1.3%)
Baldwin Technology Co., Inc., Class A*	110,000	99,121
Charter International plc	30,000	440,275
CIRCOR International, Inc.	5,000	176,550
Hamworthy plc	2,000	25,625
ITT Corp.	18,000	347,940
Kverneland ASA*	220,000	391,750
Navistar International Corp.*	21,000	795,480
Tennant Co.	6,000	233,220
Xylem, Inc.	32,000	822,080

		3,332,041

Road & Rail (0.0%)
Dollar Thrifty Automotive Group, Inc.*	1,000	70,260

Trading Companies & Distributors (0.4%)
Kaman Corp.	5,000	136,600
RSC Holdings, Inc.*	55,000	1,017,500

		1,154,100

Total Industrials		20,391,581

Information Technology (16.1%)
Communications Equipment (1.8%)
Blue Coat Systems, Inc.*	50,000	1,272,500
Loral Space & Communications, Inc.*	21,500	1,394,920
Motorola Mobility Holdings, Inc.*	40,000	1,552,000
RuggedCom, Inc.*	6,000	141,939
Tekelec*	40,000	437,200

		4,798,559

Computers & Peripherals (0.3%)
Diebold, Inc.	28,000	841,960

Electronic Equipment, Instruments & Components (0.2%)
GTSI Corp.*	6,600	27,720
Laird plc	40,000	95,789
Zygo Corp.*	16,000	282,400

		405,909

Internet Software & Services (3.2%)
RightNow Technologies, Inc.*	160,000	6,836,800
Yahoo!, Inc.*	99,000	1,596,870

		8,433,670

Semiconductors & Semiconductor Equipment (4.6%)
Advanced Analogic Technologies, Inc.*	170,000	982,600
Aleo Solar AG*	500	13,848

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Netlogic Microsystems, Inc.*	200,000	$9,914,000
Novellus Systems, Inc.*	28,000	1,156,120

		12,066,568

Software (6.0%)
DemandTec, Inc.*	150,000	1,975,500
Magma Design Automation, Inc.*	400,000	2,872,000
Orc Group AB	1,000	12,496
SuccessFactors, Inc.*	265,000	10,565,550
Take-Two Interactive Software, Inc.*	39,000	528,450

		15,953,996

Total Information Technology		42,500,662

Materials (5.6%)
Chemicals (0.1%)
Airgas, Inc.	3,000	234,240
Ferro Corp.*	8,000	39,120

		273,360

Construction Materials (0.3%)
Cimpor Cimentos de Portugal SGPS S.A.	10,000	68,815
Vulcan Materials Co.	20,000	787,000

		855,815

Containers & Packaging (5.1%)
Greif, Inc., Class A	1,000	45,550
Myers Industries, Inc.	49,000	604,660
Temple-Inland, Inc.	400,000	12,684,000

		13,334,210

Metals & Mining (0.1%)
Allegheny Technologies, Inc.	1,600	76,480
Anvil Mining Ltd.*	10,000	72,049
Camino Minerals Corp.*	4,000	530
Commercial Metals Co.	2,000	27,660
Gold Fields Ltd. (ADR)	3,000	45,750
Grande Cache Coal Corp.*	1,000	9,728
Jaguar Mining, Inc.*	2,000	12,760
Quadra FNX Mining Ltd.*	3,000	44,407
Walter Energy, Inc.	500	30,280

		319,644

Total Materials		14,783,029

Telecommunication Services (2.8%)
Diversified Telecommunication Services (0.8%)
AboveNet, Inc.*	1,400	91,014
Asia Satellite Telecommunications Holdings Ltd.	65,000	130,559
CenturyLink, Inc.	38,000	1,413,600
Cincinnati Bell, Inc.*	165,000	499,950

		2,135,123

Wireless Telecommunication Services (2.0%)
Millicom International Cellular S.A.	20,000	2,019,800
Sprint Nextel Corp.*	200,000	468,000
Telephone & Data Systems, Inc.	34,000	880,260

U.S. Cellular Corp.*	42,000	$1,832,460

		5,200,520

Total Telecommunication Services		7,335,643

Utilities (3.1%)
Electric Utilities (1.9%)
Central Vermont Public Service Corp.	40,070	1,406,457
PNM Resources, Inc.	22,000	401,060
Progress Energy, Inc.	54,000	3,025,080

		4,832,597

Gas Utilities (0.7%)
AGL Resources, Inc.	14,000	591,640
National Fuel Gas Co.	24,000	1,333,920

		1,925,560

Independent Power Producers & Energy Traders (0.5%)
Constellation Energy Group, Inc.	25,000	991,750
Dynegy, Inc.*	50,000	138,500
NRG Energy, Inc.*	15,000	271,800

		1,402,050

Multi-Utilities (0.0%)
GDF Suez S.A.*	3,801	5

Total Utilities		8,160,212

Total Common Stocks (61.9%) (Cost $164,194,238)		163,208,610

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.1%)
Health Care Equipment & Supplies (0.0%)
American Medical Alert Corp., expiring 12/31/49*†(b)	140,898	1,409

Pharmaceuticals (0.1%)
Forest Laboratories, Inc., expiring 12/31/49*†	10,000	9,500
Sanofi S.A., expiring 12/31/20*	200,000	240,000

		249,500

Total Health Care		250,909

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., expiring 12/31/49*†(b)	320,000	3,200

Total Information Technology		3,200

Total Rights (0.1%) (Cost $438,450)		254,109

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (28.4%)
U.S. Treasury Bills
0.01%, 1/12/12(p)	$30,000,000	29,999,853

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

0.01%, 3/1/12(p)	$45,000,000	$44,999,275

Total Government Securities (Cost $74,997,404)		74,999,128

Total Short-Term Investments (28.4%) (Cost $74,997,404)		74,999,128

Total Investments (90.4%) (Cost $239,630,092)		238,461,847
Other Assets Less Liabilities (9.6%)		25,213,358

Net Assets (100%)		$263,675,205

*	Non-income producing.
†	Securities (totaling $34,909 or 0.0% of net assets) at fair value by management.
(b)	Illiquid Security.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$9,054,041	$1,332,808	$—	$10,386,849
Consumer Staples	6,766,245	1,569,874	—	8,336,119
Energy	6,658,587	628,499	—	7,287,086
Financials	8,507,010	16,336	—	8,523,346
Health Care	33,170,623	2,312,660	20,800	35,504,083
Industrials	18,882,616	1,508,965	—	20,391,581
Information Technology	42,378,529	122,133	—	42,500,662
Materials	14,714,214	68,815	—	14,783,029
Telecommunication Services	7,205,084	130,559	—	7,335,643
Utilities	8,160,207	5	—	8,160,212
Rights
Health Care	240,000	—	10,909	250,909
Information Technology	—	—	3,200	3,200
Short-Term Investments	—	74,999,128	—	74,999,128

Total Assets	$155,737,156	$82,689,782	$34,909	$238,461,847

Total Liabilities	$—	$—	$—	$—

Total	$155,737,156	$82,689,782	$34,909	$238,461,847

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Investments in Common Stocks- Healthcare††	Investments in Rights- Healthcare††	Investments in Rights-Information Technology††

Balance as of 12/31/10	$—	$—	$—
Total gains or losses (realized/unrealized) included in earnings	20,800	10,909	3,200
Purchases	—	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/11	$20,800	$10,909	$3,200

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending period ending 12/31/11.	$20,800	$10,909	$3,200

††	Security received through corporate action with $0 cost.

The Portfolio held no derivative contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks	$477,419,784
Net Proceeds of Sales and Redemptions:
Stocks	$492,976,746

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,069,577
Aggregate gross unrealized depreciation	(11,143,060)

Net unrealized appreciation	$(3,073,483)

Federal income tax cost of investments	$241,535,330

For the year ended December 31, 2011, the Portfolio incurred approximately $203,895 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $239,630,092)	$238,461,847
Cash	24,787,538
Foreign cash (Cost $395,434)	395,779
Dividends, interest and other receivables	545,015
Receivable for securities sold	187,598
Receivable from Separate Accounts for Trust shares sold	116,946
Other assets	245

Total assets	264,494,968

LIABILITIES
Payable for securities purchased	451,916
Investment management fees payable	201,412
Payable to Separate Accounts for Trust shares redeemed	65,493
Distribution fees payable - Class IB	52,314
Administrative fees payable	25,400
Trustees’ fees payable	430
Accrued expenses	22,798

Total liabilities	819,763

NET ASSETS	$263,675,205

Net assets were comprised of:
Paid in capital	$266,231,284
Accumulated undistributed net investment income (loss)	(284,751)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(1,102,720)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,168,608)

Net assets	$263,675,205

Class IA
Net asset value, offering and redemption price per share, $6,087,706 / 499,115 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.20

Class IB
Net asset value, offering and redemption price per share, $246,610,779 / 20,299,356 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.15

Class K
Net asset value, offering and redemption price per share, $10,976,720 / 899,953 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $55,429 foreign withholding tax)	$3,867,550
Interest	57,115

Total income	3,924,665

EXPENSES
Investment management fees	2,353,728
Distribution fees - Class IB	616,445
Administrative fees	296,442
Custodian fees	40,500
Professional fees	24,181
Printing and mailing expenses	19,395
Trustees’ fees	6,264
Miscellaneous	18,634

Gross expenses	3,375,589
Less: Fees paid indirectly	(21,592)

Net expenses	3,353,997

NET INVESTMENT INCOME (LOSS)	570,668

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	11,114,122
Foreign currency transactions	(300,205)

Net realized gain (loss)	10,813,917

Change in unrealized appreciation (depreciation) on:
Securities	(8,385,614)
Foreign currency translations	16,068

Net change in unrealized appreciation (depreciation)	(8,369,546)

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,444,371

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,015,039

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$570,668		$(1,359,082)
Net realized gain (loss) on investments and foreign currency transactions	10,813,917		12,520,036
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(8,369,546)		7,358,895

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,015,039		18,519,849

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(26,630)		—
Class IB	(453,346)		—
Class K†	(47,555)		—

	(527,531)		—

Distributions from net realized capital gains
Class IA	(251,170)		(335,246)
Class IB	(9,022,382)		(5,411,234)
Class K†	(365,399)		—

	(9,638,951)		(5,746,480)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,166,482)		(5,746,480)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 388,425 and 491,637 shares, respectively ]	4,945,241		6,116,300
Capital shares issued in reinvestment of distributions [ 22,820 and 26,932 shares, respectively ]	277,800		335,246
Capital shares repurchased [ (1,000,501) and (200,093) shares, respectively ]	(12,581,585	)(z)	(2,418,079)

Total Class IA transactions	(7,358,544)		4,033,467

Class IB
Capital shares sold [ 6,359,085 and 6,413,834 shares, respectively ]	80,544,174		77,984,375
Capital shares issued in reinvestment of distributions [ 783,467 and 436,432 shares, respectively ]	9,475,728		5,411,234
Capital shares repurchased [ (4,612,568) and (3,763,996) shares, respectively ]	(58,225,737)		(45,334,668)

Total Class IB transactions	31,794,165		38,060,941

Class K†
Capital shares sold [ 890,224 and 0 shares, respectively ]	11,169,151	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 34,090 and 0 shares, respectively ]	412,954		—
Capital shares repurchased [ (24,361) and 0 shares, respectively ]	(304,577)		—

Total Class K transactions	11,277,528		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	35,713,149		42,094,408

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,561,706		54,867,777
NET ASSETS:
Beginning of year	235,113,499		180,245,722

End of year (a)	$263,675,205		$235,113,499

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(284,751)		$(31,583)

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of EQ/GAMCO Mergers & Acquisitions Portfolio exchanged approximately 722,410 Class IA shares for approximately 722,410 Class K shares. This exchange amounted to approximately $9,049,587.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,							June 8, 2007* to December 31, 2007
Class IA	2011		2010		2009		2008
Net asset value, beginning of period	$12.51		$11.68		$10.04		$12.22	$13.28

Income (loss) from investment operations:
Net investment income (loss)	0.08	(e)	(0.05	)(e)	(0.02	)(e)	0.08 (e)	0.09	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.12		1.20		1.72		(1.73)	(0.48)

Total from investment operations	0.20		1.15		1.70		(1.65)	(0.39)

Less distributions:
Dividends from net investment income	(0.05)		—		—		(0.08)	(0.12)
Distributions from net realized gains	(0.46)		(0.32)		(0.06)		(0.45)	(0.55)

Total dividends and distributions	(0.51)		(0.32)		(0.06)		(0.53)	(0.67)

Net asset value, end of period	$12.20		$12.51		$11.68		$10.04	$12.22

Total return (b)	1.67%		9.83%		16.94%		(13.62)%	(2.87)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,088		$13,619		$8,991		$6,549	$10,580
Ratio of expenses to average net assets:
After fees paid indirectly (a)	1.05%		1.02%		1.06%		1.12%	1.08%
Before fees paid indirectly (a)	1.06	%(c)	1.05%		1.08%		1.13%	1.09%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.63%		(0.43)%		(0.23)%		0.71%	1.19%
Before fees paid indirectly (a)	0.62%		(0.45)%		(0.24)%		0.69%	1.17%
Portfolio turnover rate	268%		326%		206%		231%	268%

	Year Ended December 31,
Class IB	2011		2010		2009		2008	2007
Net asset value, beginning of year	$12.46		$11.66		$10.05		$12.23	$12.45

Income (loss) from investment operations:
Net investment income (loss)	0.03	(e)	(0.08	)(e)	(0.05	)(e)	0.05 (e)	0.11	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.14		1.20		1.72		(1.72)	0.31

Total from investment operations	0.17		1.12		1.67		(1.67)	0.42

Less distributions:
Dividends from net investment income	(0.02)		—		—		(0.06)	(0.09)
Distributions from net realized gains	(0.46)		(0.32)		(0.06)		(0.45)	(0.55)

Total dividends and distributions	(0.48)		(0.32)		(0.06)		(0.51)	(0.64)

Net asset value, end of year	$12.15		$12.46		$11.66		$10.05	$12.23

Total return	1.41%		9.59%		16.63%		(13.83)%	3.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$246,611		$221,495		$171,255		$138,558	$165,261
Ratio of expenses to average net assets:
After fees paid indirectly	1.30%		1.28%		1.31%		1.37%	1.33	%(c)
Before fees paid indirectly	1.31%		1.30%		1.33%		1.38%	1.34	%(c)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.21%		(0.69)%		(0.46)%		0.46%	0.86%
Before fees paid indirectly	0.20%		(0.71)%		(0.48)%		0.44%	0.83%
Portfolio turnover rate	268%		326%		206%		231%	268%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$12.48

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.20

Total from investment operations	0.19

Less distributions:
Dividends from net investment income	(0.05)
Distributions from net realized gains	(0.42)

Total dividends and distributions	(0.47)

Net asset value, end of period	$12.20

Total return (b)	1.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,977
Ratio of expenses to average net assets:
After fees paid indirectly (a)	1.05%
Before fees paid indirectly (a)	1.06%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	(0.28)%
Before fees paid indirectly (a)	(0.29)%
Portfolio turnover rate	268%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(3.25)%	6.77%	10.00%	12.59%
Portfolio – Class IB Shares	(3.48)	6.54	9.88	12.53
Portfolio – Class K Shares***	(3.40)	6.56	9.89	12.54
Russell 2000® Value Index	(5.50)	(1.87)	6.40	10.10

*    Date of inception 7/13/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 8/1/88.

***  Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (3.25)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 2000® Value Index, returned (5.50)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Herley Industries was purchased by Kratos Defense and Security Solutions.

•

ITT spun off Exelis and Xylem, Cablevision spun off AMC Networks, and Fortune Brands split into Beam, Inc. and Fortune Brands Home & Security. Many of these new stand alone entities may be takeover targets.

•	The expectation of increases in capital spending by corporations and the need to refurbish an aging infrastructure helped many industrial holdings.

What hurt performance during the year:

•	The Portfolio was underweight relative to the benchmark in Health Care stocks, which were strong performers during the year.

•	Despite decent advertising spending, several media stocks declined.

•	National Fuel Gas weakened primarily due to its decision not to joint venture with a larger player.

Portfolio Positioning and Outlook

We believe we will face a challenging environment that includes continued deleveraging of consumers and governments, sluggish economic growth in the U.S., a potential double-dip recession in Europe, slowing of growth in emerging markets, currency headwinds for overseas earnings, and political and regulatory uncertainty. In our opinion, corporate profit margins will feel a headwind from a stronger dollar and the weak European economy. We believe the need to fund pensions will again crimp free cash flow. Despite these challenges, we are encouraged. First and foremost we believe that U.S. equities are attractive for many reasons: stocks are under-owned; corporate earnings are at record levels and climbing, even with high unemployment; and stocks have the lowest P/E (price to earnings) ratios since 1991 and the equity risk premium is at an all time high. In addition, cash on non-financial corporate balance sheets is currently at an all time high. With interest rates extraordinarily low, we believe companies will use that cash to make growth-oriented acquisitions.

Sector Weightings as of 12/31/11	% of Net Assets
Industrials	26.9%
Consumer Discretionary	23.1
Utilities	9.2
Materials	8.6
Consumer Staples	7.6
Information Technology	7.1
Health Care	5.3
Financials	4.5
Energy	3.2
Telecommunication Services	1.8
Cash and Other	2.7

100.0%

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$914.54	$4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.35
Class IB
Actual	1,000.00	913.51	5.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.64	5.62
Class K†
Actual	1,000.00	1,094.54	3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.91	4.34

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.85%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (23.1%)
Auto Components (4.2%)
BorgWarner, Inc.*	188,000	$11,983,120
Brembo S.p.A.	330,000	2,827,418
Dana Holding Corp.*	830,000	10,084,500
Federal-Mogul Corp.*	346,085	5,104,754
Gentex Corp.	22,000	650,980
Modine Manufacturing Co.*	740,000	7,000,400
SORL Auto Parts, Inc.*	65,096	151,674
Spartan Motors, Inc.	290,000	1,394,900
Standard Motor Products, Inc.	766,000	15,358,300
Stoneridge, Inc.*	310,000	2,613,300
Strattec Security Corp.	133,400	2,661,330
Superior Industries International, Inc.	375,935	6,217,965
Tenneco, Inc.*	545,000	16,230,100

		82,278,741

Automobiles (0.0%)
Thor Industries, Inc.	4,000	109,720
Winnebago Industries, Inc.*	50,000	369,000

		478,720

Diversified Consumer Services (0.8%)
Ascent Capital Group, Inc., Class A*	110,077	5,583,106
Cambium Learning Group, Inc.*	400,000	1,208,000
Corinthian Colleges, Inc.*	625,000	1,356,250
Matthews International Corp., Class A	19,000	597,170
Regis Corp.	44,000	728,200
Stewart Enterprises, Inc., Class A	275,000	1,584,000
Universal Technical Institute, Inc.*	363,071	4,640,047

		15,696,773

Hotels, Restaurants & Leisure (5.9%)
Biglari Holdings, Inc.*	30,807	11,344,370
Boyd Gaming Corp.*	1,100,000	8,206,000
Canterbury Park Holding Corp.*‡	216,007	2,875,053
Cheesecake Factory, Inc.*	478,000	14,029,300
Churchill Downs, Inc.	238,792	12,448,227
Denny’s Corp.*	425,000	1,598,000
Dover Downs Gaming & Entertainment, Inc.	105,000	224,700
Dover Motorsports, Inc.*	490,000	509,600
Dunkin’ Brands Group, Inc.*	2,500	62,450
Gaylord Entertainment Co.*	565,000	13,639,100
International Speedway Corp., Class A	66,000	1,673,100
Krispy Kreme Doughnuts, Inc.*	210,000	1,373,400
Lakes Entertainment, Inc.*	86,000	161,680
Las Vegas Sands Corp.*	280,000	11,964,400
Marcus Corp.	440,000	5,548,400
Morgans Hotel Group Co.*	150,000	885,000
Nathan’s Famous, Inc.*	124,000	2,606,480
Orient-Express Hotels Ltd., Class A*	312,000	2,330,640
Peet’s Coffee & Tea, Inc.*	109,000	6,832,120

Penn National Gaming, Inc.*	100,000	$3,807,000
Pinnacle Entertainment, Inc.*	310,905	3,158,795
Sonesta International Hotels Corp., Class A*‡	355,800	10,923,060
Speedway Motorsports, Inc.	40,000	613,200
Wendy’s Co.	110,000	589,600

		117,403,675

Household Durables (0.6%)
Cavco Industries, Inc.*	107,500	4,306,450
Harman International Industries, Inc.	158,000	6,010,320
Lennar Corp., Class A	10,000	196,500
Nobility Homes, Inc.*	75,000	390,000
NVR, Inc.*	100	68,600
Skyline Corp.	176,000	765,600
SodaStream International Ltd.*	3,600	117,684
Toll Brothers, Inc.*	3,000	61,260

		11,916,414

Internet & Catalog Retail (0.1%)
1-800-FLOWERS.COM, Inc., Class A*	600,000	1,320,000
Nutrisystem, Inc.	97,000	1,254,210

		2,574,210

Leisure Equipment & Products (0.3%)
Adams Golf, Inc.*	2,000	12,240
Brunswick Corp.	56,000	1,011,360
Eastman Kodak Co.*	95,000	61,703
Marine Products Corp.*	285,000	1,413,600
Polaris Industries, Inc.	10,000	559,800
Universal Entertainment Corp.	120,000	3,319,215

		6,377,918

Media (4.6%)
Acme Communications, Inc.	300,500	201,335
AMC Networks, Inc., Class A*	80,000	3,006,400
Arbitron, Inc.	63,000	2,167,830
Beasley Broadcasting Group, Inc., Class A*‡	510,000	1,611,600
Belo Corp., Class A	205,000	1,291,500
Cablevision Systems Corp. - New York Group, Class A	310,000	4,408,200
Carmike Cinemas, Inc.*	162,400	1,117,312
Clear Channel Outdoor Holdings, Inc., Class A*	271,071	3,401,941
Crown Media Holdings, Inc., Class A*	100,000	121,000
Cumulus Media, Inc., Class A*	5	17
Discovery Communications, Inc., Class A*	12,000	491,640
Discovery Communications, Inc., Class C*	12,000	452,400
DISH Network Corp., Class A	20,000	569,600
Emmis Communications Corp., Class A*	90,000	59,391
EW Scripps Co., Class A*	365,000	2,923,650
Fisher Communications, Inc.*	335,000	9,658,050
Global Sources Ltd.*	285,000	1,382,250
Gray Television, Inc.*	780,000	1,263,600
Grupo Televisa S.A.B. (ADR)	110,000	2,316,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Il Sole 24 Ore S.p.A.*	940,000	$856,483
Imax Corp.*	40,000	733,200
Interpublic Group of Cos., Inc.	900,000	8,757,000
Journal Communications, Inc., Class A*	1,085,000	4,774,000
LIN TV Corp., Class A*	490,000	2,072,700
Live Nation Entertainment, Inc.*	1,190,333	9,891,667
Madison Square Garden Co., Class A*	585,000	16,754,400
Martha Stewart Living Omnimedia, Inc., Class A	255,000	1,122,000
MDC Partners, Inc., Class A	7,000	94,640
Media General, Inc., Class A*	1,015,000	4,131,050
Meredith Corp.	60,000	1,959,000
Salem Communications Corp., Class A*	640,001	1,644,802
SearchMedia Holdings Ltd.*	20,000	13,000
Sinclair Broadcast Group, Inc., Class A	205,000	2,322,650
World Wrestling Entertainment, Inc., Class A	17,000	158,440

		91,729,348

Multiline Retail (0.2%)
99 Cents Only Stores*	105,000	2,304,750
Bon-Ton Stores, Inc.	570,000	1,920,900

		4,225,650

Specialty Retail (6.2%)
Aaron’s, Inc.	163,000	4,348,840
AutoNation, Inc.*	590,000	21,753,300
Barnes & Noble, Inc.*	30,000	434,400
Bed Bath & Beyond, Inc.*	114,000	6,608,580
Big 5 Sporting Goods Corp.	208,035	2,171,885
Bowlin Travel Centers, Inc.*	76,000	102,600
Coldwater Creek, Inc.*	420,000	495,600
Collective Brands, Inc.*	168,000	2,414,160
Midas, Inc.*	550,000	4,724,500
Monro Muffler Brake, Inc.	65,000	2,521,350
O’Reilly Automotive, Inc.*	348,300	27,846,585
Penske Automotive Group, Inc.	490,000	9,432,500
PEP Boys-Manny, Moe & Jack	495,000	5,445,000
Pier 1 Imports, Inc.*	380,000	5,293,400
Sally Beauty Holdings, Inc.*	520,000	10,987,600
Teavana Holdings, Inc.*	5,000	93,900
Tractor Supply Co.	245,000	17,186,750

		121,860,950

Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.*	110,000	2,404,600
Movado Group, Inc.	68,000	1,235,560
Wolverine World Wide, Inc.	25,000	891,000

		4,531,160

Total Consumer Discretionary		459,073,559

Consumer Staples (7.6%)
Beverages (0.7%)
Boston Beer Co., Inc., Class A*	77,000	8,359,120
Brown-Forman Corp., Class A	30,000	2,378,100
Brown-Forman Corp., Class B	3,025	243,543

Davide Campari-Milano S.p.A.	315,000	$2,097,559

		13,078,322

Food & Staples Retailing (2.0%)
Casey’s General Stores, Inc.	297,500	15,324,225
Ingles Markets, Inc., Class A‡	705,000	10,617,300
United Natural Foods, Inc.*	93,000	3,720,930
Village Super Market, Inc., Class A	98,087	2,790,575
Weis Markets, Inc.	66,000	2,636,040
Winn-Dixie Stores, Inc.*	590,000	5,534,200

		40,623,270

Food Products (3.1%)
Bull-Dog Sauce Co., Ltd.	40,000	80,031
Corn Products International, Inc.	150,000	7,888,500
Dean Foods Co.*	67,000	750,400
Diamond Foods, Inc.	15,000	484,050
Feihe International, Inc.*	140,000	362,600
Flowers Foods, Inc.	46,000	873,080
Griffin Land & Nurseries, Inc.‡	300,022	7,938,582
Hain Celestial Group, Inc.*	230,000	8,431,800
J&J Snack Foods Corp.	50,000	2,664,000
John B. Sanfilippo & Son, Inc.*	13,000	98,020
Lifeway Foods, Inc.*	246,105	2,372,452
Ralcorp Holdings, Inc.*	54,000	4,617,000
Rock Field Co., Ltd.	200,000	3,323,373
Smart Balance, Inc.*	475,086	2,546,461
Snyders-Lance, Inc.	490,033	11,025,742
Tootsie Roll Industries, Inc.	360,050	8,522,384

		61,978,475

Household Products (1.0%)
Church & Dwight Co., Inc.	80,000	3,660,800
Energizer Holdings, Inc.*	56,000	4,338,880
Katy Industries, Inc.*‡	515,600	90,230
Oil-Dri Corp. of America‡	444,203	8,990,669
WD-40 Co.	45,000	1,818,450

		18,899,029

Personal Products (0.8%)
Elizabeth Arden, Inc.*	11,000	407,440
Revlon, Inc., Class A*	22,000	327,140
Schiff Nutrition International, Inc.*‡	1,280,000	13,696,000
United-Guardian, Inc.	153,000	2,333,250

		16,763,830

Total Consumer Staples		151,342,926

Energy (3.2%)
Energy Equipment & Services (3.1%)
Key Energy Services, Inc.*	90,000	1,392,300
Lufkin Industries, Inc.	250,000	16,827,500
Oceaneering International, Inc.	120,000	5,535,600
Rowan Cos., Inc.*	215,000	6,520,950
RPC, Inc.	1,680,000	30,660,000
Union Drilling, Inc.*	112,000	698,880

		61,635,230

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (0.1%)
Genesis Energy LP	42,000	$1,177,680
Voyager Oil & Gas, Inc.*	45,503	116,943

		1,294,623

Total Energy		62,929,853

Financials (4.5%)
Capital Markets (2.9%)
Artio Global Investors, Inc.	150,000	732,000
BKF Capital Group, Inc.*	51,800	57,498
Calamos Asset Management, Inc., Class A	110,000	1,376,100
Charles Schwab Corp.	240,000	2,702,400
Cohen & Steers, Inc.	346,821	10,023,127
Duff & Phelps Corp., Class A	78,000	1,131,000
Epoch Holding Corp.	460,000	10,225,800
GAM Holding AG*	270,000	2,931,971
Investment Technology Group, Inc.*	15,000	162,150
Janus Capital Group, Inc.	1,025,000	6,467,750
KBW, Inc.	250,000	3,795,000
KKR & Co. (Guernsey) LP	150,000	1,924,500
Legg Mason, Inc.	30,000	721,500
Medallion Financial Corp.	75,000	853,500
Pzena Investment Management, Inc., Class A	10,000	43,300
Steel Excel, Inc.*	150,475	3,611,400
SWS Group, Inc.	340,028	2,335,992
Waddell & Reed Financial, Inc., Class A	359,000	8,892,430

		57,987,418

Commercial Banks (0.9%)
BBCN Bancorp, Inc.*	580,000	5,481,000
Fidelity Southern Corp.	27,005	164,190
First Niagara Financial Group, Inc.	930,000	8,025,900
Hudson Valley Holding Corp.	121,000	2,567,620
Sterling Bancorp/New York	295,000	2,548,800

		18,787,510

Consumer Finance (0.2%)
Discover Financial Services	170,000	4,080,000

Insurance (0.2%)
Alleghany Corp.*	3,395	968,560
Argo Group International Holdings Ltd.	75,000	2,172,000

		3,140,560

Real Estate Investment Trusts (REITs) (0.0%)
Gyrodyne Co. of America, Inc. (REIT)*	4,600	467,498

Real Estate Management & Development (0.1%)
Capital Properties, Inc., Class A	14,060	112,058
Capital Properties, Inc., Class B†(b)	7,800	62,166
St. Joe Co.*	105,000	1,539,300

		1,713,524

Thrifts & Mortgage Finance (0.2%)
Capitol Federal Financial, Inc.	12,500	144,250

Crazy Woman Creek Bancorp, Inc.*	15,750	$119,700
Flushing Financial Corp.	300,000	3,789,000

		4,052,950

Total Financials		90,229,460

Health Care (5.2%)
Biotechnology (0.4%)
Cepheid, Inc.*	212,000	7,294,920

Health Care Equipment & Supplies (3.1%)
Alere, Inc.*	10,000	230,900
Align Technology, Inc.*	64,000	1,518,400
AngioDynamics, Inc.*	100,000	1,481,000
ArthroCare Corp.*	169,000	5,353,920
Biolase Technology, Inc.*	128,002	328,965
Cantel Medical Corp.	60,461	1,688,676
CONMED Corp.*	80,000	2,053,600
Cooper Cos., Inc.	90,000	6,346,800
Cutera, Inc.*	515,085	3,837,383
Cynosure, Inc., Class A*	24,000	282,240
DENTSPLY International, Inc.	6,000	209,940
DexCom, Inc.*	55,000	512,050
DGT Holdings Corp.*	11,800	129,564
Exactech, Inc.*	210,018	3,458,996
Greatbatch, Inc.*	125,000	2,762,500
ICU Medical, Inc.*	18,500	832,500
IRIS International, Inc.*	425,000	3,973,750
Kensey Nash Corp.*	80,000	1,535,200
MAKO Surgical Corp.*	60,000	1,512,600
Neogen Corp.*	11,000	337,040
NuVasive, Inc.*	14,000	176,260
Orthofix International N.V.*	57,000	2,008,110
Palomar Medical Technologies, Inc.*	175,000	1,627,500
Quidel Corp.*	528,091	7,990,017
Rochester Medical Corp.*	155,000	1,284,950
RTI Biologics, Inc.*	14,000	62,160
STERIS Corp.	28,000	834,960
SurModics, Inc.*	166,718	2,444,086
Syneron Medical Ltd.*	30,000	332,100
Vascular Solutions, Inc.*	230,000	2,559,900
Wright Medical Group, Inc.*	200,000	3,300,000
Young Innovations, Inc.	59,000	1,748,170

		62,754,237

Health Care Providers & Services (1.4%)
American Dental Partners, Inc.*	118,000	2,221,940
Bio-Reference Labs, Inc.*	20,000	325,400
Chemed Corp.	259,000	13,263,390
Gentiva Health Services, Inc.*	350,000	2,362,500
Henry Schein, Inc.*	10,000	644,300
Metropolitan Health Networks, Inc.*	4,761	35,565
MWI Veterinary Supply, Inc.*	30,000	1,993,200
Owens & Minor, Inc.	120,000	3,334,800
Patterson Cos., Inc.	50,000	1,476,000
PSS World Medical, Inc.*	58,000	1,403,020
Universal American Corp.	10,000	127,100

		27,187,215

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (0.0%)
Life Technologies Corp.*	20,000	$778,200

Pharmaceuticals (0.3%)
Allergan, Inc.	33,000	2,895,420
Heska Corp.*	19,000	138,700
Pain Therapeutics, Inc.*	530,000	2,014,000
Par Pharmaceutical Cos., Inc.*	30,000	981,900

		6,030,020

Total Health Care		104,044,592

Industrials (26.9%)
Aerospace & Defense (3.4%)
AAR Corp.	75,000	1,437,750
Astronics Corp.*	10,000	358,100
Astronics Corp., Class B*	3,860	139,925
Curtiss-Wright Corp.	850,000	30,030,500
Ducommun, Inc.	52,049	663,625
Exelis, Inc.	15,000	135,750
GenCorp, Inc.*	1,107,451	5,891,639
HEICO Corp.	40,625	2,375,750
Innovative Solutions & Support, Inc.*	30,500	104,920
Moog, Inc., Class A*	60,000	2,635,800
Moog, Inc., Class B*	30,900	1,359,600
Precision Castparts Corp.	101,500	16,726,185
Textron, Inc.	290,000	5,362,100

		67,221,644

Air Freight & Logistics (0.4%)
Park-Ohio Holdings Corp.*	471,000	8,402,640

Building Products (0.6%)
A.O. Smith Corp.	20,000	802,400
Fortune Brands Home & Security, Inc.*	20,000	340,600
Griffon Corp.	1,233,400	11,260,942
Nortek, Inc.*	7,000	183,120

		12,587,062

Commercial Services & Supplies (2.9%)
ACCO Brands Corp.*	170,000	1,640,500
Brink’s Co.	405,064	10,888,120
Casella Waste Systems, Inc., Class A*	163,281	1,044,998
Covanta Holding Corp.	220,000	3,011,800
Garda World Security Corp., Class A*	210,000	1,506,847
KAR Auction Services, Inc.*	500,000	6,750,000
Loomis AB, Class B	345,000	4,962,911
McGrath RentCorp	11,000	318,890
Republic Services, Inc.	390,000	10,744,500
Rollins, Inc.	652,500	14,498,550
Swisher Hygiene, Inc.*	30,000	112,200
Waste Connections, Inc.	22,500	745,650
WCA Waste Corp.*	100,000	651,000

		56,875,966

Construction & Engineering (0.7%)
Aegion Corp.*	80,000	1,227,200
Furmanite Corp.*	550,000	3,470,500
Layne Christensen Co.*	372,000	9,002,400

		13,700,100

Electrical Equipment (3.8%)
AMETEK, Inc.	267,000	$11,240,700
AZZ, Inc.	5,000	227,200
Belden, Inc.	42,000	1,397,760
Franklin Electric Co., Inc.	130,000	5,662,800
GrafTech International Ltd.*	1,455,000	19,860,750
Magnetek, Inc.*	57,500	495,075
Rockwell Automation, Inc.	113,000	8,290,810
Roper Industries, Inc.	40,000	3,474,800
SL Industries, Inc.*	220,000	3,564,000
Thomas & Betts Corp.*	390,000	21,294,000

		75,507,895

Industrial Conglomerates (0.6%)
Raven Industries, Inc.	30,000	1,857,000
Standex International Corp.	135,000	4,612,950
Tyco International Ltd.	133,000	6,212,430

		12,682,380

Machinery (10.5%)
Albany International Corp., Class A	12,000	277,440
American Railcar Industries, Inc.*	23,000	550,390
Ampco-Pittsburgh Corp.	320,000	6,188,800
Astec Industries, Inc.*	117,100	3,771,791
Baldwin Technology Co., Inc., Class A*	413,199	372,334
CIRCOR International, Inc.	515,000	18,184,650
CLARCOR, Inc.	364,000	18,196,360
CNH Global N.V.*	725,000	26,092,750
Columbus McKinnon Corp.*	5,000	63,450
Crane Co.	600,000	28,026,000
Donaldson Co., Inc.	112,000	7,624,960
Eastern Co.	18,894	379,769
Flowserve Corp.	34,000	3,376,880
Gorman-Rupp Co.	234,038	6,354,132
Graco, Inc.	150,000	6,133,500
Greenbrier Cos., Inc.*	115,000	2,792,200
IDEX Corp.	157,500	5,844,825
Interpump Group S.p.A.	350,000	2,353,270
Kaydon Corp.	4,000	122,000
Kennametal, Inc.	49,500	1,807,740
Key Technology, Inc.*	55,000	711,700
L.S. Starrett Co., Class A	210,058	2,699,245
Lincoln Electric Holdings, Inc.	116,000	4,537,920
Lindsay Corp.	77,000	4,226,530
Met-Pro Corp.	115,000	1,039,600
Middleby Corp.*	1,000	94,040
Mueller Industries, Inc.	8,000	307,360
Mueller Water Products, Inc., Class A	100,000	244,000
Navistar International Corp.*	200,000	7,576,000
Nordson Corp.	40,000	1,647,200
Robbins & Myers, Inc.	198,000	9,612,900
Tennant Co.	330,000	12,827,100
Terex Corp.*	100,000	1,351,000
Trinity Industries, Inc.	80,000	2,404,800
Twin Disc, Inc.	61,096	2,219,007
Valmont Industries, Inc.	10,000	907,900
Watts Water Technologies, Inc., Class A	360,000	12,315,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Woodward, Inc.	100,000	$4,093,000

		207,328,143

Road & Rail (0.1%)
Providence and Worcester Railroad Co.	140,072	1,596,821
RailAmerica, Inc.*	46,079	686,116

		2,282,937

Trading Companies & Distributors (3.5%)
GATX Corp.	851,025	37,155,751
Kaman Corp.	741,972	20,270,675
National Patent Development Corp.*	264,500	499,905
Rush Enterprises, Inc., Class B*	515,521	8,851,496
United Rentals, Inc.*	80,000	2,364,000

		69,141,827

Transportation Infrastructure (0.4%)
BBA Aviation plc	1,850,102	5,114,311
Macquarie Infrastructure Co. LLC	100,000	2,795,000

		7,909,311

Total Industrials		533,639,905

Information Technology (7.1%)
Communications Equipment (0.5%)
Bel Fuse, Inc., Class A	91,100	1,914,922
Communications Systems, Inc.	140,000	1,968,400
EchoStar Corp., Class A*	30,000	628,200
Emulex Corp.*	45,000	308,700
Loral Space & Communications, Inc.*	17,000	1,102,960
Plantronics, Inc.	45,000	1,603,800
Sycamore Networks, Inc.*	90,000	1,611,000

		9,137,982

Computers & Peripherals (1.8%)
Diebold, Inc.	592,000	17,801,440
Intermec, Inc.*	1,390,000	9,535,400
NCR Corp.*	380,000	6,254,800
Quantum Corp.*	85,000	204,000
Stratasys, Inc.*	51,000	1,550,910
TransAct Technologies, Inc.*	93,500	678,810

		36,025,360

Electronic Equipment, Instruments & Components (2.0%)
Anixter International, Inc.*	6,000	357,840
Badger Meter, Inc.	57,000	1,677,510
CTS Corp.	942,301	8,669,169
Itron, Inc.*	1,000	35,770
Kemet Corp.*	60,000	423,000
Littelfuse, Inc.	125,000	5,372,500
Mercury Computer Systems, Inc.*	34,000	451,860
Methode Electronics, Inc.	200,000	1,658,000
MOCON, Inc.	7,000	111,580
Park Electrochemical Corp.	580,000	14,859,600
Trans-Lux Corp.*	72,700	44,347
Zygo Corp.*	340,000	6,001,000

		39,662,176

Internet Software & Services (0.5%)
AOL, Inc.*	22,000	$332,200
EarthLink, Inc.	355,000	2,286,200
Internap Network Services Corp.*	275,010	1,633,559
Stamps.com, Inc.*	109,000	2,848,170
ValueClick, Inc.*	210,000	3,420,900

		10,521,029

IT Services (0.1%)
Edgewater Technology, Inc.*‡	690,065	1,897,679

Office Electronics (0.4%)
Zebra Technologies Corp., Class A*	210,000	7,513,800

Semiconductors & Semiconductor Equipment (1.0%)
Cypress Semiconductor Corp.*	381,000	6,435,090
MoSys, Inc.*	10,000	42,000
Netlogic Microsystems, Inc.*	200,000	9,914,000
Sevcon, Inc.*‡	500,000	2,340,000
Trident Microsystems, Inc.*	150,000	27,000

		18,758,090

Software (0.8%)
FalconStor Software, Inc.*	310,000	799,800
GSE Systems, Inc.*	30,000	58,500
Guidance Software, Inc.*	3,000	19,440
Mentor Graphics Corp.*	110,000	1,491,600
Take-Two Interactive Software, Inc.*	445,000	6,029,750
TiVo, Inc.*	475,000	4,260,750
Tyler Technologies, Inc.*	128,000	3,854,080

		16,513,920

Total Information Technology		140,030,036

Materials (8.6%)
Chemicals (6.0%)
A. Schulman, Inc.	25,000	529,500
Airgas, Inc.	8,000	624,640
Albemarle Corp.	23,000	1,184,730
Ashland, Inc.	127,000	7,259,320
Chemtura Corp.*	533,000	6,044,220
Core Molding Technologies, Inc.*	310,000	2,498,600
Cytec Industries, Inc.	6,000	267,900
Ferro Corp.*	2,340,170	11,443,431
FMC Corp.	10,000	860,400
H.B. Fuller Co.	370,000	8,550,700
Hawkins, Inc.	60,000	2,211,600
Huntsman Corp.	470,000	4,700,000
Material Sciences Corp.*	16,000	130,560
NewMarket Corp.	75,000	14,858,250
Olin Corp.	130,000	2,554,500
Omnova Solutions, Inc.*	740,000	3,411,400
Penford Corp.*	17,000	86,530
Quaker Chemical Corp.	5,000	194,450
Rockwood Holdings, Inc.*	99,000	3,897,630
Scotts Miracle-Gro Co., Class A	83,000	3,875,270
Sensient Technologies Corp.	310,000	11,749,000
Tredegar Corp.	943,826	20,971,814
Zep, Inc.	815,192	11,396,384

		119,300,829

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Construction Materials (0.2%)
Texas Industries, Inc.	112,000	$3,447,360

Containers & Packaging (1.4%)
Greif, Inc., Class A	142,000	6,468,100
Greif, Inc., Class B	1,000	45,050
Myers Industries, Inc.	1,277,075	15,759,106
Sonoco Products Co.	148,000	4,878,080

		27,150,336

Metals & Mining (1.0%)
Barrick Gold Corp.	20,000	905,000
Century Aluminum Co.*	78,000	663,780
Handy & Harman Ltd.*	310,000	3,069,000
Kinross Gold Corp.	20,000	228,000
Lynas Corp., Ltd.*	250,000	267,206
Materion Corp.*	475,000	11,533,000
Molycorp, Inc.*	101,000	2,421,980

		19,087,966

Paper & Forest Products (0.0%)
Schweitzer-Mauduit International, Inc.	14,200	943,732

Total Materials		169,930,223

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.1%)
AboveNet, Inc.*	66,000	4,290,660
Cincinnati Bell, Inc.*	4,170,345	12,636,145
HickoryTech Corp.	56,000	620,480
New Ulm Telecom, Inc.	33,000	231,000
Verizon Communications, Inc.	80,000	3,209,600

		20,987,885

Wireless Telecommunication Services (0.7%)
Rogers Communications, Inc., Class B	200,000	7,702,000
U.S. Cellular Corp.*	100,000	4,363,000
VimpelCom Ltd. (ADR)	305,000	2,888,350

		14,953,350

Total Telecommunication Services		35,941,235

Utilities (9.2%)
Electric Utilities (4.2%)
Central Vermont Public Service Corp.	120,000	4,212,000
El Paso Electric Co.	732,000	25,356,480
FirstEnergy Corp.	10,000	443,000
Great Plains Energy, Inc.	500,000	10,890,000
Otter Tail Corp.	285,000	6,275,700
PNM Resources, Inc.	1,300,000	23,699,000
UniSource Energy Corp.	140,000	5,168,800
Westar Energy, Inc.	280,000	8,058,400

		84,103,380

Gas Utilities (2.2%)
Chesapeake Utilities Corp.	8,000	346,800
National Fuel Gas Co.	176,000	9,782,080
ONEOK, Inc.	86,000	7,455,340
Southwest Gas Corp.	590,000	25,069,100

		42,653,320

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	240,000	$2,841,600
Ormat Technologies, Inc.	86,000	1,550,580

		4,392,180

Multi-Utilities (2.2%)
Black Hills Corp.	415,000	13,935,700
CH Energy Group, Inc.	265,000	15,470,700
NorthWestern Corp.	400,000	14,316,000

		43,722,400

Water Utilities (0.4%)
Cadiz, Inc.*	4,000	38,520
Pennichuck Corp.	90,000	2,594,700
SJW Corp.	186,016	4,397,418
York Water Co.	54,000	952,560

		7,983,198

Total Utilities		182,854,478

Total Common Stocks (97.2%) (Cost $1,526,458,541)		1,930,016,267

PREFERRED STOCK:
Consumer Staples (0.0%)
Personal Products (0.0%)
Revlon, Inc. 12.750%	1,000	6,190

Total Preferred Stocks (0.0%) (Cost $6,528)		6,190

INVESTMENT COMPANY:
Investment Company (0.0%)
Ante5, Inc.* (Cost $14,789)	45,503	$38,677

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.1%)
Pharmaceuticals (0.1%)
Sanofi S.A., expiring 12/31/20*	850,000	1,020,000

Total Health Care		1,020,000

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., expiring 12/31/49*†(b)	490,000	4,900

Total Information Technology		4,900

Total Rights (0.1%) (Cost $1,870,543)		1,024,900

	Number of Warrants	Value (Note 1)
WARRANTS:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Federal-Mogul Corp., expiring 12/27/14*	4,531	544

Media (0.0%)
SearchMedia Holdings Ltd., expiring 11/19/12*	125,000	7,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Warrants	Value (Note 1)

Specialty Retail (0.0%)
Talbots, Inc., expiring 4/6/15*	325,000	$6,825

Total Warrants (0.0%) (Cost $1,290,855)		14,869

Total Investments (97.3%) (Cost $1,529,641,256)		1,931,100,903
Other Assets Less Liabilities (2.7%)		53,709,469

Net Assets (100%)		$1,984,810,372

*	Non-income producing.
†	Securities (totaling $67,066 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
Beasley Broadcasting Group, Inc., Class A	$2,653,570	$334,851	$—	$1,611,600	$—	$—
Canterbury Park Holding Corp.	2,496,057	13,889	—	2,875,053	—	—
Edgewater Technology, Inc.	1,410,000	279,736	—	1,897,679	—	—
Griffin Land & Nurseries, Inc.	8,969,972	660,420	—	7,938,582	117,609	—
Ingles Markets, Inc., Class A	12,867,898	650,293	—	10,617,300	456,754	—
Katy Industries, Inc.	762,000	14,234	206,183	90,230	—	186,555
Oil-Dri Corp. of America	9,440,557	99,031	—	8,990,669	291,521	—
Schiff Nutrition International, Inc.	11,577,000	42,575	—	13,696,000	—	—
Sevcon, Inc.	3,585,000	—	—	2,340,000	—	—
Sonesta International Hotels Corp., Class A	7,245,000	210,187	—	10,923,060	34,500	—

	$61,007,054	$2,305,216	$206,183	$60,980,173	$900,384	$186,555

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$437,779,730	$21,293,829	$—	$459,073,559
Consumer Staples	143,418,483	7,924,443	—	151,342,926
Energy	62,929,853	—	—	62,929,853
Financials	86,946,067	3,221,227	62,166	90,229,460
Health Care	103,915,028	129,564	—	104,044,592
Industrials	510,675,272	22,964,633	—	533,639,905
Information Technology	135,730,767	4,299,269	—	140,030,036
Materials	169,663,017	267,206	—	169,930,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Telecommunication Services	$35,710,235	$231,000	$—	$35,941,235
Utilities	182,854,478	—	—	182,854,478
Investment Companies
Investment Companies	38,677	—	—	38,677
Preferred Stocks
Consumer Staples	6,190	—	—	6,190
Rights
Health Care	1,020,000	—	—	1,020,000
Information Technology	—	—	4,900	4,900
Warrants
Consumer Discretionary	6,825	8,044	—	14,869

Total Assets	$1,870,694,622	$60,339,215	$67,066	$1,931,100,903

Total Liabilities	$—	$—	$—	$—

Total	$1,870,694,622	$60,339,215	$67,066	$1,931,100,903

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Corporate Bonds- Consumer Discretionary	Investments in Common Stocks- Consumer Staples	Investments in Common Stocks- Financials	Investments in Common Stocks- Industrials	Investments in Rights-Information Technology††

Balance as of 12/31/10	$111,870	$5,500	$78,000	$54,600	$—
Total gains or losses (realized/unrealized) included in earnings	1,130	—	(15,834)	—	4,900
Purchases	—	—	—	—	—
Sales	(113,000)	—	—	—	—
Issuances	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	(5,500)	—	(54,600)	—

Balance as of 12/31/11	$—	$—	$62,166	$—	$4,900

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—	$(15,834)	$—	$4,900

††	Security received through corporate action with $0 cost.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Portfolio held no derivative contracts for the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$361,669,311
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$314,550,886

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$576,312,519
Aggregate gross unrealized depreciation	(189,570,537)

Net unrealized appreciation	$386,741,982

Federal income tax cost of investments	$1,544,358,921

For the year ended December 31, 2011, the Portfolio incurred approximately $373,243 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $36,403,317 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $56,865,295)	$60,980,173
Unaffiliated Issuers (Cost $1,472,775,961)	1,870,120,730
Cash	55,059,621
Dividends, interest and other receivables	1,527,640
Receivable for securities sold	789,689
Receivable from Separate Accounts for Trust shares sold	777,506
Other assets	4,782

Total assets	1,989,260,141

LIABILITIES
Payable for securities purchased	1,402,606
Payable to Separate Accounts for Trust shares redeemed	1,272,939
Investment management fees payable	1,226,951
Distribution fees payable - Class IB	319,874
Administrative fees payable	174,094
Accrued expenses	53,305

Total liabilities	4,449,769

NET ASSETS	$1,984,810,372

Net assets were comprised of:
Paid in capital	$1,591,996,664
Accumulated undistributed net investment income (loss)	1,887,630
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(10,532,923)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	401,459,001

Net assets	$1,984,810,372

Class IA
Net asset value, offering and redemption price per share, $76,287,027 / 2,049,967 shares outstanding (unlimited amount authorized: $0.01 par value)	$37.21

Class IB
Net asset value, offering and redemption price per share, $1,511,971,803 / 40,568,933 shares outstanding (unlimited amount authorized: $0.01 par value)	$37.27

Class K
Net asset value, offering and redemption price per share, $396,551,542 / 10,656,200 shares outstanding (unlimited amount authorized: $0.01 par value)	$37.21

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($900,384 of dividend income received from affiliates) (net of $103,722 foreign withholding tax)	$24,517,977
Interest	73,880

Total income	24,591,857

EXPENSES
Investment management fees	15,128,646
Distribution fees - Class IB	4,005,896
Administrative fees	2,144,262
Printing and mailing expenses	157,033
Custodian fees	73,000
Professional fees	53,832
Trustees’ fees	51,153
Miscellaneous	43,313

Gross expenses	21,657,135
Less: Fees paid indirectly	(120,782)

Net expenses	21,536,353

NET INVESTMENT INCOME (LOSS)	3,055,504

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($186,555 of realized gain (loss) from affiliates)	65,642,561
Foreign currency transactions	27,845

Net realized gain (loss)	65,670,406

Change in unrealized appreciation (depreciation) on:
Securities	(143,450,238)
Foreign currency translations	(989)

Net change in unrealized appreciation (depreciation)	(143,451,227)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(77,780,821)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(74,725,317)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,055,504		$4,972,258
Net realized gain (loss) on investments and foreign currency transactions	65,670,406		38,100,556
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(143,451,227)		445,251,537

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(74,725,317)		488,324,351

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(239,883)		(2,409,705)
Class IB	(1,153,914)		(4,767,265)
Class K†	(1,259,072)		—

	(2,652,869)		(7,176,970)

Distributions from net realized capital gains
Class IA	(833,372)		—
Class IB	(16,647,617)		—
Class K†	(4,374,117)		—

	(21,855,106)		—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(24,507,975)		(7,176,970)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,687,839 and 3,705,521 shares, respectively ]	104,874,056		117,266,427
Capital shares issued in reinvestment of dividends and distributions [ 29,730 and 61,930 shares, respectively ]	1,073,255		2,409,705
Capital shares repurchased [ (12,021,317) and (1,499,827) shares, respectively ]	(431,586,799	)(z)	(48,314,872)

Total Class IA transactions	(325,639,488)		71,361,260

Class IB
Capital shares sold [ 6,004,098 and 8,377,032 shares, respectively ]	233,793,598		278,930,886
Capital shares issued in reinvestment of dividends and distributions [ 492,329 and 122,323 shares, respectively ]	17,801,531		4,767,265
Capital shares repurchased [ (7,255,502) and (6,138,795) shares, respectively ]	(279,244,245)		(197,523,183)

Total Class IB transactions	(27,649,116)		86,174,968

Class K†
Capital shares sold [ 10,863,905 and 0 shares, respectively ]	386,086,061	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 156,045 and 0 shares, respectively ]	5,633,189		—
Capital shares repurchased [ (363,750) and 0 shares, respectively ]	(13,171,364)		—

Total Class K transactions	378,547,886		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	25,259,282		157,536,228

TOTAL INCREASE (DECREASE) IN NET ASSETS	(73,974,010)		638,683,609
NET ASSETS:
Beginning of year	2,058,784,382		1,420,100,773

End of year (a)	$1,984,810,372		$2,058,784,382

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,887,630		$58,649

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/GAMCO Small Company Value Portfolio exchanged approximately 9,916,504 Class IA shares for approximately 9,916,504 Class K shares. This exchange amounted to approximately $349,993,466.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009		2008	July 13, 2007* to December 31, 2007
Net asset value, beginning of period	$39.03	$29.52	$20.95		$31.54	$35.40

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.17 (e)	0.15	(e)	0.23 (e)	0.14	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.38)	9.55	8.60		(9.70)	(2.61)

Total from investment operations	(1.28)	9.72	8.75		(9.47)	(2.47)

Less distributions:
Dividends from net investment income	(0.12)	(0.21)	(0.18)		(0.20)	(0.22)
Distributions from net realized gains	(0.42)	—	—		(0.92)	(1.17)

Total dividends and distributions	(0.54)	(0.21)	(0.18)		(1.12)	(1.39)

Net asset value, end of period	$37.21	$39.03	$29.52		$20.95	$31.54

Total return (b)	(3.25)%	32.94%	41.77%		(30.49)%	(6.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$76,287	$443,177	$268,186		$450,147	$337,261
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.84%	0.85%	0.88%		0.87%	0.85%
Before fees paid indirectly (a)	0.85%	0.86%	0.90%		0.89%	0.88%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.26%	0.51%	0.66%		0.86%	0.92%
Before fees paid indirectly (a)	0.25%	0.51%	0.65%		0.84%	0.89%
Portfolio turnover rate	16%	17%	20%		35%	42%

	Year Ended December 31,
Class IB	2011	2010	2009		2008	2007
Net asset value, beginning of year	$39.09	$29.56	$20.98		$31.59	$30.13

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.08 (e)	0.10	(e)	0.16 (e)	0.22	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.40)	9.57	8.58		(9.70)	2.55

Total from investment operations	(1.37)	9.65	8.68		(9.54)	2.77

Less distributions:
Dividends from net investment income	(0.03)	(0.12)	(0.10)		(0.15)	(0.14)
Distributions from net realized gains	(0.42)	—	—		(0.92)	(1.17)

Total dividends and distributions	(0.45)	(0.12)	(0.10)		(1.07)	(1.31)

Net asset value, end of year	$37.27	$39.09	$29.56		$20.98	$31.59

Total return	(3.48)%	32.64%	41.40%		(30.68)%	9.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,511,972	$1,615,608	$1,151,915		$752,966	$1,001,617
Ratio of expenses to average net assets:
After fees paid indirectly	1.09%	1.10%	1.13%		1.12%	1.10	%(c)
Before fees paid indirectly	1.10%	1.11%	1.15	%(c)	1.14%	1.13	%(c)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.09%	0.25%	0.42%		0.60%	0.66%
Before fees paid indirectly	0.09%	0.24%	0.41%		0.58%	0.64%
Portfolio turnover rate	16%	17%	20%		35%	42%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$34.50

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.17

Total from investment operations	3.25

Less distributions:
Dividends from net investment income	(0.12)
Distributions from net realized gains	(0.42)

Total dividends and distributions	(0.54)

Net asset value, end of period	$37.21

Total return (b)	9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$396,552
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.85%
Before fees paid indirectly (a)	0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.61%
Before fees paid indirectly (a)	0.61%
Portfolio turnover rate	16%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	First International Advisors, LLC

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio - Class IA Shares	4.78%	5.94%	4.95%
Portfolio - Class IB Shares	4.41	5.65	4.68
Portfolio - Class K Shares**	4.78	5.94	4.95
Bank of America Merrill Lynch Global Broad Market Index	5.98	6.53	N/A

*    Date of inception 10/3/05.

**   Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.78% for the year ended December 31, 2011. The Portfolio’s benchmark, the Bank of America Merrill Lynch Global Broad Market Index, returned 5.98% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of the Barclays Capital Intermediate U.S. Government/Credit Index. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs).The remaining portion is managed by First International Advisors, LLC and Wells Capital Management, Inc. through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•

In country selection, the Portfolio’s underweight positioning relative to the benchmark in the Eurozone periphery and Japan and overweight exposures to Australia, Brazil, Denmark, New Zealand, Sweden and South Africa added to performance for the year.

•	Allocations to both the High-Yield and the Inflation Linked Sectors also added to value during the year.

What hurt performance during the year:

•	Duration detracted from performance as the Portfolio was underweight relative to the benchmark in ultra-long maturities that performed well over the year.

Portfolio Characteristics
As of December 31, 2011
Weighted Average Life (Years)	5.6
Weighted Average Coupon (%)	3.5
Weighted Average Modified Duration (Years)*	4.5
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2011	% of Net Assets
Government Securities	68.6%
Corporate Bonds	30.1
Cash and Other	1.3

Total	100.0%

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

UNDERSTAND EXPENSES

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$1,017.19	$3.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.48	3.77
Class IB
Actual	1,000.00	1,015.50	5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.24	5.01
Class K†
Actual	1,000.00	991.43	2.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.50	3.75

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.74%, 0.98% and 0.74%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Aruba (0.0%)
UFJ Finance Aruba AEC
6.750%, 7/15/13		$200,000	$214,954

Australia (2.3%)
Australia Government Bond
5.750%, 5/15/21	AUD	3,750,000	4,460,763
3.000%, 9/20/25		8,575,000	11,295,277
BHP Billiton Finance USA Ltd.
5.500%, 4/1/14		$500,000	551,050
5.250%, 12/15/15		200,000	229,800
6.500%, 4/1/19		250,000	311,853
General Electric Capital Australia Funding Pty Ltd.
6.000%, 3/15/19	AUD	800,000	802,357
Queensland Treasury Corp.
6.250%, 2/21/20		3,850,000	4,262,686
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19		$400,000	546,832
Westpac Banking Corp.
2.100%, 8/2/13		100,000	99,702
3.000%, 8/4/15		1,000,000	1,008,120
4.625%, 6/1/18		100,000	91,940

Total Australia			23,660,380

Austria (0.1%)
Oesterreichische Kontrollbank AG
1.750%, 3/11/13		750,000	754,588
4.500%, 3/9/15		100,000	107,749
4.875%, 2/16/16		200,000	221,689

Total Austria			1,084,026

Bermuda (0.2%)
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18		500,000	608,913
Novartis Securities Investment Ltd.
5.125%, 2/10/19		500,000	580,000
Qtel International Finance Ltd.
4.750%, 2/16/21(b)(m)		600,000	605,738

Total Bermuda			1,794,651

Brazil (1.0%)
Federative Republic of Brazil
8.000%, 1/15/18		1,300,000	1,521,364
5.875%, 1/15/19		445,000	527,199
12.500%, 1/5/22	BRL	12,000,000	8,210,374

Total Brazil			10,258,937

Canada (5.0%)
Bank of Montreal
1.750%, 4/29/14		$400,000	407,215
Bank of Nova Scotia
3.400%, 1/22/15		500,000	527,114
2.900%, 3/29/16		300,000	310,790
Barrick Gold Finance Co.
4.875%, 11/15/14		1,100,000	1,201,420
Canada Housing Trust No. 1
3.350%, 12/15/20(b)§	CAD	11,700,000	12,404,584
Canadian Government Bond
2.500%, 9/1/13		6,050,000	6,089,254
2.375%, 9/10/14		$655,000	687,826
2.750%, 9/1/16	CAD	11,000,000	11,515,582

Canadian Imperial Bank of Commerce
1.450%, 9/13/13		$250,000	$249,490
Canadian National Railway Co.
5.550%, 5/15/18		252,000	299,227
Canadian Natural Resources Ltd.
4.900%, 12/1/14		100,000	110,497
5.700%, 5/15/17		400,000	466,973
Cenovus Energy, Inc.
5.700%, 10/15/19		345,000	406,999
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16		600,000	702,574
EnCana Holdings Finance Corp.
5.800%, 5/1/14		600,000	650,359
Hydro Quebec
2.000%, 6/30/16		300,000	305,054
8.400%, 1/15/22		200,000	291,092
Manulife Financial Corp.
3.400%, 9/17/15		600,000	605,351
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17		550,000	576,636
Province of British Columbia
4.300%, 5/30/13		100,000	105,193
Province of New Brunswick
2.750%, 6/15/18		100,000	102,085
Province of Nova Scotia
5.125%, 1/26/17		500,000	584,053
Province of Ontario
4.375%, 2/15/13		200,000	208,306
1.375%, 1/27/14		1,500,000	1,515,591
4.100%, 6/16/14		1,445,000	1,554,138
4.500%, 2/3/15		400,000	440,415
2.700%, 6/16/15		250,000	262,139
6.250%, 6/16/15	NZD	6,700,000	5,660,003
4.750%, 1/19/16		$200,000	225,787
Province of Quebec
4.600%, 5/26/15		200,000	222,432
Rogers Communications, Inc.
6.800%, 8/15/18		200,000	242,810
Royal Bank of Canada
2.625%, 12/15/15		750,000	772,369
Suncor Energy, Inc.
6.100%, 6/1/18		200,000	236,613
Teck Resources Ltd.
3.150%, 1/15/17		200,000	203,500
3.850%, 8/15/17		50,000	52,375
4.500%, 1/15/21		200,000	210,500
Thomson Reuters Corp.
5.700%, 10/1/14		750,000	829,190
Toronto-Dominion Bank
1.375%, 7/14/14		225,000	226,905
TransCanada PipeLines Ltd.
3.800%, 10/1/20		600,000	641,065

Total Canada			52,103,506

Cayman Islands (0.7%)
IPIC GMTN Ltd.
5.000%, 11/15/20(b)§		1,500,000	1,510,628
Noble Holding International Ltd.
4.625%, 3/1/21		200,000	209,088
Petrobras International Finance Co.
3.875%, 1/27/16		250,000	256,065

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

7.875%, 3/15/19		$700,000	$840,596
5.750%, 1/20/20		1,830,000	1,957,702
Sable International Finance Ltd.
7.750%, 2/15/17(m)		750,000	750,000
Transocean, Inc.
4.950%, 11/15/15		500,000	510,770
Vale Overseas Ltd.
6.250%, 1/11/16		750,000	837,655

Total Cayman Islands			6,872,504

Chile (0.0%)
Celulosa Arauco y Constitucion S.A.
5.125%, 7/9/13		100,000	104,172
Republic of Chile
5.500%, 1/15/13		100,000	104,664

Total Chile			208,836

Colombia (0.1%)
Ecopetrol S.A.
7.625%, 7/23/19		175,000	211,279
Republic of Colombia
7.375%, 3/18/19		750,000	948,623

Total Colombia			1,159,902

Czech Republic (0.9%)
Czech Republic Government Bond
5.000%, 4/11/19	CZK	156,000,000	8,776,510

Denmark (1.4%)
Kingdom of Denmark
4.000%, 11/15/17	DKK	73,225,000	14,943,214

Finland (0.0%)
Nokia Oyj
5.375%, 5/15/19		$125,000	124,198

France (1.1%)
Casino Guichard Perrachon S.A.
4.726%, 5/26/21	EUR	1,600,000	1,896,280
Dexia Municipal Agency S.A.
5.750%, 2/7/12	AUD	1,500,000	1,533,174
France Telecom S.A.
4.375%, 7/8/14		$500,000	526,047
Sanofi S.A.
1.625%, 3/28/14		350,000	355,597
4.000%, 3/29/21		250,000	278,084
Total Capital S.A.
3.000%, 6/24/15		250,000	263,558
3.125%, 10/2/15		150,000	158,570
4.875%, 1/28/19	EUR	2,000,000	2,977,669
4.450%, 6/24/20		$200,000	224,720
Veolia Environnement S.A.
4.375%, 1/16/17	EUR	2,147,000	2,908,901

Total France			11,122,600

Germany (4.6%)
Bayerische Landesbank
1.875%, 6/30/14		4,200,000	5,478,902
Deutsche Bank AG/London
4.875%, 5/20/13		$500,000	511,154
6.000%, 9/1/17		400,000	442,646
Dexia Kommunalbank Deutschland AG
3.500%, 6/5/14	EUR	7,500,000	9,588,063

Eurohypo AG
3.750%, 3/24/14	EUR	7,500,000	$10,073,406
Kreditanstalt fuer Wiederaufbau
3.250%, 3/15/13		$750,000	772,901
1.375%, 1/13/14		1,000,000	1,009,235
3.500%, 3/10/14		1,600,000	1,687,545
1.500%, 4/4/14		500,000	506,514
4.125%, 10/15/14		400,000	434,764
4.375%, 7/21/15		800,000	889,178
2.625%, 2/16/16		300,000	316,479
2.250%, 9/21/17	EUR	3,100,000	4,091,015
6.250%, 12/4/19	AUD	2,250,000	2,385,765
2.750%, 9/8/20		$1,500,000	1,552,862
Landesbank Baden-Wuerttemberg
1.750%, 1/17/14(m)	EUR	4,200,000	5,481,565
Landwirtschaftliche Rentenbank
2.125%, 7/15/16		$300,000	305,997
5.125%, 2/1/17		500,000	579,616
UPC Germany GmbH
9.625%, 12/1/19(m)	EUR	680,000	904,292

Total Germany			47,011,899

Ireland (0.3%)
GE Capital European Funding
4.125%, 10/27/16		1,432,000	1,922,863
Smurfit Kappa Acquisitions
7.250%, 11/15/17(m)		700,000	933,154
7.750%, 11/15/19(b)(m)		200,000	266,616
XL Group plc
5.250%, 9/15/14		$400,000	420,764

Total Ireland			3,543,397

Italy (0.1%)
Republic of Italy
4.375%, 6/15/13		300,000	296,289
4.750%, 1/25/16		200,000	185,179
5.250%, 9/20/16		1,000,000	930,348

Total Italy			1,411,816

Japan (3.5%)
Japan Finance Corp.
2.500%, 1/21/16		200,000	208,480
2.500%, 5/18/16		300,000	312,553
Japan Government Ten Year Bond
1.000%, 9/20/21	JPY	1,190,000,000	15,503,055
Japan Government Thirty Year Bond
2.000%, 9/20/41		1,451,000,000	19,171,146
Nomura Holdings, Inc.
5.000%, 3/4/15		$175,000	176,273
4.125%, 1/19/16		150,000	145,727
6.700%, 3/4/20		250,000	264,566
ORIX Corp.
5.000%, 1/12/16		125,000	131,363

Total Japan			35,913,163

Luxembourg (0.4%)
ArcelorMittal S.A.
5.375%, 6/1/13		400,000	409,236
3.750%, 3/1/16		300,000	284,587
6.125%, 6/1/18		695,000	684,405

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Covidien International Finance S.A.
6.000%, 10/15/17		$500,000	$596,731
Fiat Industrial Finance Europe S.A.
6.250%, 3/9/18	EUR	700,000	774,609
Telecom Italia Capital S.A.
5.250%, 10/1/15		$600,000	555,373
Tyco Electronics Group S.A.
6.550%, 10/1/17		200,000	233,711
Tyco International Finance S.A.
4.125%, 10/15/14		500,000	531,307

Total Luxembourg			4,069,959

Malaysia (0.9%)
Malaysia Government Bond
4.262%, 9/15/16	MYR	29,000,000	9,556,278

Mexico (1.1%)
America Movil S.A.B. de C.V.
5.750%, 1/15/15		$100,000	110,868
5.000%, 3/30/20		550,000	611,969
United Mexican States
6.375%, 1/16/13		400,000	417,954
5.625%, 1/15/17		750,000	861,758
5.125%, 1/15/20		750,000	860,586
8.500%, 11/18/38	MXN	113,100,000	8,807,731

Total Mexico			11,670,866

Netherlands (1.7%)
Bank Nederlandse Gemeenten
2.875%, 1/15/15	EUR	2,580,000	3,435,934
BMW Finance N.V.
4.000%, 9/17/14		2,600,000	3,535,966
British American Tobacco Holdings B.V.
4.875%, 2/24/21		2,100,000	2,963,983
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13		$400,000	420,401
4.875%, 7/8/14		200,000	212,596
5.750%, 3/23/16		200,000	222,567
Diageo Finance B.V.
5.300%, 10/28/15		400,000	453,249
E.ON International Finance B.V.
5.750%, 5/7/20	EUR	824,000	1,271,916
HeidelbergCement Finance B.V.
8.500%, 10/31/19		560,000	717,532
MDC-GMTN B.V.
5.500%, 4/20/21(b)§		$850,000	874,721
New World Resources N.V.
7.375%, 5/15/15(m)	EUR	730,000	869,218
Rabobank Nederland N.V.
1.850%, 1/10/14		$175,000	174,681
Shell International Finance B.V.
4.000%, 3/21/14		310,000	332,426
4.300%, 9/22/19		500,000	562,662
Teva Pharmaceutical Finance III B.V.
1.700%, 3/21/14		700,000	703,044
Ziggo Bond Co. B.V.
8.000%, 5/15/18§	EUR	425,000	547,306

Total Netherlands			17,298,202

New Zealand (0.4%)
New Zealand Government Bond
6.000%, 12/15/17	NZD	4,900,000	4,370,798

Norway (1.4%)
Norwegian Government Bond
6.500%, 5/15/13	NOK	16,035,000	$2,860,205
4.250%, 5/19/17		30,100,000	5,603,391
3.750%, 5/25/21		31,500,000	5,829,990
Statoil ASA
3.125%, 8/17/17		$100,000	105,695
5.250%, 4/15/19		250,000	291,614

Total Norway			14,690,895

Peru (0.2%)
Banco de Credito del Peru/Panama
4.750%, 3/16/16(m)		2,000,000	1,997,706
Republic of Peru
7.125%, 3/30/19		205,000	257,788

Total Peru			2,255,494

Poland (1.1%)
Republic of Poland
5.000%, 10/19/15		100,000	105,131
6.375%, 7/15/19		600,000	664,312
5.250%, 10/25/20	PLN	36,600,000	10,178,805

Total Poland			10,948,248

South Africa (0.8%)
Republic of South Africa
6.500%, 6/2/14		$100,000	109,681
6.750%, 3/31/21	ZAR	61,650,000	7,025,269
Savcio Holdings Pty Ltd.
8.000%, 2/15/13(m)	EUR	345,000	424,190
Transnet Ltd.
4.500%, 2/10/16(b)§		$800,000	806,458

Total South Africa			8,365,598

South Korea (1.2%)
Export-Import Bank of Korea
5.875%, 1/14/15		1,200,000	1,285,440
Korea Development Bank
5.750%, 9/10/13		100,000	105,070
3.250%, 3/9/16		400,000	392,405
Korea Treasury Bond
3.750%, 6/10/13	KRW	6,250,000,000	5,452,235
5.250%, 3/10/27		4,441,500,000	4,397,679
Republic of Korea
4.250%, 6/1/13		$400,000	412,666

Total South Korea			12,045,495

Spain (0.1%)
BBVA Senior Finance S.A. Unipersonal
3.250%, 5/16/14		400,000	375,410
Telefonica Emisiones S.A.U.
4.949%, 1/15/15		400,000	398,090
6.421%, 6/20/16		500,000	519,425
5.462%, 2/16/21		250,000	238,320

Total Spain			1,531,245

Supranational (3.0%)
Asian Development Bank
0.875%, 6/10/14		300,000	301,148
2.625%, 2/9/15		2,165,000	2,284,349
Eurofima
6.250%, 12/28/18	AUD	4,180,000	4,287,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

European Bank for Reconstruction & Development
1.625%, 9/3/15		$350,000	$355,176
European Investment Bank
4.250%, 7/15/13		1,400,000	1,466,196
1.250%, 2/14/14		500,000	499,785
3.000%, 4/8/14		705,000	731,541
1.500%, 5/15/14		500,000	501,970
4.625%, 5/15/14		500,000	538,358
3.125%, 6/4/14		2,000,000	2,085,380
6.500%, 9/10/14	NZD	4,800,000	3,955,850
1.625%, 9/1/15		$500,000	500,100
4.625%, 10/20/15		1,400,000	1,552,626
4.875%, 2/16/16		300,000	337,326
2.500%, 5/16/16		625,000	643,567
5.125%, 9/13/16		200,000	229,069
6.125%, 1/23/17	AUD	2,360,000	2,423,018
4.000%, 2/16/21		$250,000	271,099
Inter-American Development Bank
3.000%, 4/22/14		500,000	526,361
2.250%, 7/15/15		500,000	523,837
5.125%, 9/13/16		525,000	619,835
3.875%, 2/14/20		250,000	284,749
International Bank for Reconstruction & Development
1.750%, 7/15/13		1,000,000	1,020,466
2.375%, 5/26/15		500,000	526,753
2.125%, 3/15/16		500,000	523,069
3.875%, 5/20/19	EUR	2,100,000	3,047,664
International Finance Corp.
3.000%, 4/22/14		$1,250,000	1,317,964

Total Supranational			31,354,556

Switzerland (0.3%)
Credit Suisse AG/New York
5.500%, 5/1/14		300,000	314,265
4.375%, 8/5/20		1,000,000	981,249
Credit Suisse Guernsey Ltd.
5.860%, 5/29/49(l)		250,000	201,250
UBS AG/Connecticut
3.875%, 1/15/15		250,000	245,809
5.875%, 7/15/16		500,000	478,547
5.875%, 12/20/17		200,000	196,439
4.875%, 8/4/20		250,000	248,715
Weatherford International Ltd.
5.500%, 2/15/16		125,000	136,606
9.625%, 3/1/19		150,000	192,100

Total Switzerland			2,994,980

United Kingdom (2.4%)
AstraZeneca plc
5.400%, 6/1/14		100,000	110,500
5.900%, 9/15/17		200,000	241,167
BAA Funding Ltd.
4.600%, 2/15/18(m)	EUR	1,501,000	1,998,182
Barclays Bank plc
2.375%, 1/13/14		$175,000	172,178
5.200%, 7/10/14		750,000	782,051
5.140%, 10/14/20		500,000	431,681
BP Capital Markets plc
5.250%, 11/7/13		340,000	364,713
3.125%, 10/1/15		800,000	835,398
3.200%, 3/11/16		400,000	418,395
4.500%, 10/1/20		100,000	110,880

British Telecommunications plc
5.950%, 1/15/18		$300,000	$331,192
Diageo Capital plc
5.500%, 9/30/16		300,000	344,907
Ensco plc
3.250%, 3/15/16		300,000	306,450
HSBC Holdings plc
5.100%, 4/5/21		400,000	426,872
Infinis plc
9.125%, 12/15/14(m)	GBP	375,000	588,199
Lloyds TSB Bank plc
4.875%, 1/21/16		$250,000	244,391
6.375%, 1/21/21		2,300,000	2,295,768
Marks & Spencer plc
6.250%, 12/1/17(m)		750,000	807,617
National Grid plc
5.000%, 7/2/18	EUR	1,400,000	2,007,247
Nationwide Building Society
3.750%, 1/20/15		1,100,000	1,398,645
Royal Bank of Scotland Group plc
4.875%, 3/16/15		$150,000	144,930
Royal Bank of Scotland plc
5.625%, 8/24/20		200,000	191,150
6.125%, 1/11/21		2,500,000	2,422,350
Tesco plc
5.875%, 9/12/16	EUR	1,550,000	2,333,996
United Utilities Water plc
4.250%, 1/24/20		1,000,000	1,397,133
Virgin Media Finance plc
8.875%, 10/15/19	GBP	575,000	955,483
Virgin Media Secured Finance plc
6.500%, 1/15/18		$100,000	107,015
Vodafone Group plc
6.250%, 1/15/16	EUR	900,000	1,347,815
2.875%, 3/16/16		$150,000	155,505
5.450%, 6/10/19		550,000	643,354
William Hill plc
7.125%, 11/11/16	GBP	600,000	941,118

Total United Kingdom			24,856,282

United States (62.4%)
Abbott Laboratories, Inc.
2.700%, 5/27/15		$250,000	261,724
5.125%, 4/1/19		400,000	464,180
ACE INA Holdings, Inc.
2.600%, 11/23/15		750,000	762,574
Aetna, Inc.
6.000%, 6/15/16		400,000	460,989
Alcoa, Inc.
6.150%, 8/15/20		250,000	262,421
5.870%, 2/23/22		200,000	202,085
Allstate Corp.
7.500%, 6/15/13		300,000	327,561
7.450%, 5/16/19		50,000	61,089
6.125%, 5/15/37(l)		115,000	103,500
Altria Group, Inc.
9.700%, 11/10/18		400,000	538,216
9.250%, 8/6/19		500,000	669,813
American Electric Power Co., Inc.
5.250%, 6/1/15		100,000	111,568

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

American Express Co.
4.875%, 7/15/13	$200,000	$209,505
7.000%, 3/19/18	525,000	625,752
8.125%, 5/20/19	470,000	610,419
American International Group, Inc.
5.050%, 10/1/15	100,000	96,734
5.600%, 10/18/16	200,000	193,029
5.850%, 1/16/18	250,000	235,969
8.250%, 8/15/18	550,000	578,047
American Tower Corp.
5.050%, 9/1/20	300,000	300,984
Ameriprise Financial, Inc.
5.300%, 3/15/20	250,000	269,031
Amgen, Inc.
2.300%, 6/15/16	300,000	300,789
3.450%, 10/1/20	500,000	490,651
Anadarko Petroleum Corp.
5.950%, 9/15/16	750,000	844,088
Anheuser-Busch Cos. LLC
5.000%, 3/1/19	100,000	113,725
Anheuser-Busch InBev Worldwide, Inc.
1.500%, 7/14/14	125,000	126,365
7.750%, 1/15/19	250,000	325,257
6.875%, 11/15/19	1,700,000	2,132,194
5.375%, 1/15/20	750,000	883,773
4.375%, 2/15/21	125,000	139,435
Aon Corp.
5.000%, 9/30/20	300,000	328,357
Apache Corp.
5.625%, 1/15/17	225,000	265,945
Applied Materials, Inc.
4.300%, 6/15/21	200,000	210,124
Associates Corp. of North America
6.950%, 11/1/18	100,000	107,429
AT&T, Inc.
2.950%, 5/15/16	250,000	261,710
5.625%, 6/15/16	100,000	115,806
5.500%, 2/1/18	420,000	487,350
5.800%, 2/15/19	500,000	587,733
3.875%, 8/15/21	300,000	316,565
Atmos Energy Corp.
8.500%, 3/15/19	350,000	461,403
AutoZone, Inc.
4.000%, 11/15/20	250,000	255,768
Baltimore Gas & Electric Co.
5.900%, 10/1/16	250,000	292,647
Bank of America Corp.
4.875%, 1/15/13	300,000	305,753
7.375%, 5/15/14	1,500,000	1,564,126
4.750%, 8/1/15	300,000	289,658
5.250%, 12/1/15	400,000	369,593
3.750%, 7/12/16	150,000	138,559
5.625%, 10/14/16	300,000	286,766
5.650%, 5/1/18	1,190,000	1,129,477
7.625%, 6/1/19	500,000	518,593
5.625%, 7/1/20	500,000	468,021
Bank of America N.A.
5.300%, 3/15/17	400,000	362,066
Bank of New York Mellon Corp.
5.125%, 8/27/13	200,000	213,230
4.300%, 5/15/14	500,000	533,984
4.150%, 2/1/21	500,000	540,038

Bank One Corp.
5.250%, 1/30/13	$100,000	$103,404
Baxter International, Inc.
4.625%, 3/15/15	100,000	110,630
5.375%, 6/1/18	300,000	352,312
BB&T Corp.
2.050%, 4/28/14	500,000	506,916
3.200%, 3/15/16	500,000	522,230
Beam, Inc.
5.375%, 1/15/16	72,000	78,630
Bear Stearns Cos. LLC
5.700%, 11/15/14	200,000	217,316
5.300%, 10/30/15	100,000	107,878
4.650%, 7/2/18	200,000	206,763
BellSouth Corp.
5.200%, 9/15/14	50,000	54,936
Berkshire Hathaway Finance Corp.
4.600%, 5/15/13	500,000	525,867
4.850%, 1/15/15	1,030,000	1,142,470
Best Buy Co., Inc.
3.750%, 3/15/16	150,000	147,493
Black & Decker Corp.
4.750%, 11/1/14	100,000	108,915
Block Financial LLC
7.875%, 1/15/13	100,000	103,769
Boeing Capital Corp.
2.900%, 8/15/18	500,000	520,051
Boeing Co.
5.000%, 3/15/14	175,000	191,022
Boston Properties LP
5.625%, 11/15/20	265,000	296,810
Boston Properties, Inc.
5.000%, 6/1/15	340,000	368,911
Boston Scientific Corp.
4.500%, 1/15/15	200,000	210,000
Bottling Group LLC
6.950%, 3/15/14	500,000	566,803
Bristol-Myers Squibb Co.
5.250%, 8/15/13	200,000	215,022
Bunge Ltd. Finance Corp.
4.100%, 3/15/16	400,000	411,043
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	200,000	235,972
Cadbury Schweppes U.S. Finance LLC
5.125%, 10/1/13§	100,000	106,002
Campbell Soup Co.
4.875%, 10/1/13	100,000	107,224
Capital One Bank USA N.A.
8.800%, 7/15/19	250,000	287,296
Capital One Financial Corp.
7.375%, 5/23/14	300,000	329,169
2.125%, 7/15/14	125,000	123,139
5.250%, 2/21/17	200,000	212,807
Caterpillar Financial Services Corp.
1.550%, 12/20/13	450,000	455,798
6.125%, 2/17/14	500,000	554,644
1.650%, 4/1/14	200,000	202,923
1.375%, 5/20/14	200,000	201,920
5.500%, 3/15/16	200,000	231,523
7.150%, 2/15/19	160,000	206,033
Caterpillar, Inc.
1.375%, 5/27/14	200,000	201,775

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

CBS Corp.
5.750%, 4/15/20	$250,000	$283,357
Celgene Corp.
3.950%, 10/15/20	250,000	253,290
Cellco Partnership/Verizon Wireless Capital LLC
7.375%, 11/15/13	100,000	111,390
8.500%, 11/15/18	250,000	337,741
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	172,000	182,734
CenturyLink, Inc.
5.150%, 6/15/17	150,000	145,459
Charles Schwab Corp.
4.950%, 6/1/14	500,000	542,140
Chevron Corp.
3.950%, 3/3/14	500,000	535,519
Chubb Corp.
6.375%, 3/29/67(l)	250,000	245,000
Cigna Corp.
4.500%, 3/15/21	250,000	258,127
Cintas Corp. No. 2
2.850%, 6/1/16	300,000	309,180
Cisco Systems, Inc.
1.625%, 3/14/14	250,000	254,087
5.500%, 2/22/16	290,000	336,679
4.450%, 1/15/20	500,000	568,240
Citigroup, Inc.
5.500%, 4/11/13	500,000	506,931
5.500%, 10/15/14	1,000,000	1,033,328
4.587%, 12/15/15	600,000	607,533
5.300%, 1/7/16	600,000	622,763
5.850%, 8/2/16	200,000	213,172
6.125%, 11/21/17	500,000	533,445
8.500%, 5/22/19	500,000	594,222
5.375%, 8/9/20	100,000	103,859
Cleveland Electric Illuminating Co.
5.700%, 4/1/17	400,000	436,020
Cliffs Natural Resources, Inc.
4.875%, 4/1/21	300,000	302,939
CNA Financial Corp.
5.875%, 8/15/20	150,000	153,029
Coca-Cola Co.
0.750%, 11/15/13	600,000	602,786
1.800%, 9/1/16	200,000	203,253
3.150%, 11/15/20	450,000	471,965
Colgate-Palmolive Co.
1.250%, 5/1/14	400,000	405,576
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	100,000	144,112
Comcast Corp.
5.900%, 3/15/16	200,000	228,092
6.500%, 1/15/17	400,000	472,792
5.150%, 3/1/20	250,000	285,475
Comerica, Inc.
4.800%, 5/1/15	100,000	104,205
Commonwealth Edison Co.
6.150%, 9/15/17	200,000	236,503
3.400%, 9/1/21	400,000	406,647
ConocoPhillips
4.600%, 1/15/15	330,000	364,729
ConocoPhillips Australia Funding Co.
5.500%, 4/15/13	200,000	211,931

Consolidated Edison Co. of New York, Inc.
Series 02-B
4.875%, 2/1/13	$100,000	$104,429
Series 08-A
5.850%, 4/1/18	600,000	725,490
Consumers Energy Co.
6.700%, 9/15/19	250,000	317,139
Corning, Inc.
4.250%, 8/15/20	150,000	159,769
Costco Wholesale Corp.
5.500%, 3/15/17	100,000	119,691
COX Communications, Inc.
5.450%, 12/15/14	200,000	221,530
Credit Suisse FB USA, Inc.
5.125%, 1/15/14	100,000	103,925
Credit Suisse USA, Inc.
5.850%, 8/16/16	200,000	211,813
CRH America, Inc.
6.000%, 9/30/16	300,000	321,528
CSX Corp.
7.375%, 2/1/19	260,000	324,996
CVS Caremark Corp.
5.750%, 6/1/17	450,000	522,354
Daimler Finance N.A. LLC
6.500%, 11/15/13	300,000	325,910
Danaher Corp.
2.300%, 6/23/16	250,000	259,627
3.900%, 6/23/21	100,000	109,598
Deere & Co.
4.375%, 10/16/19	600,000	678,087
Dell, Inc.
2.100%, 4/1/14	250,000	254,576
5.875%, 6/15/19	300,000	348,624
Detroit Edison Co.
3.450%, 10/1/20	250,000	260,567
Deutsche Bank Financial LLC
5.375%, 3/2/15	100,000	97,640
Devon Energy Corp.
4.000%, 7/15/21	300,000	325,835
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.125%, 2/15/16	100,000	101,418
4.600%, 2/15/21	500,000	515,749
Discover Bank/Delaware
7.000%, 4/15/20	250,000	257,500
Discovery Communications LLC
5.050%, 6/1/20	300,000	328,532
4.375%, 6/15/21	100,000	104,063
Dominion Resources, Inc.
8.875%, 1/15/19	387,000	514,406
Dover Corp.
4.300%, 3/1/21	250,000	282,424
Dow Chemical Co.
7.600%, 5/15/14	700,000	791,012
8.550%, 5/15/19	300,000	390,018
4.250%, 11/15/20	250,000	260,646
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	150,000	156,230
DTE Energy Co.
6.350%, 6/1/16	90,000	104,506
Duke Energy Corp.
5.050%, 9/15/19	435,000	492,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Duke Energy Indiana, Inc.
3.750%, 7/15/20		$100,000	$106,990
Duke Realty LP
5.950%, 2/15/17		500,000	538,055
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16		400,000	466,412
6.000%, 7/15/18		750,000	919,736
eBay, Inc.
3.250%, 10/15/20		100,000	99,453
Edison International
3.750%, 9/15/17		50,000	51,415
Eli Lilly and Co.
5.200%, 3/15/17		100,000	115,965
Embarq Corp.
7.082%, 6/1/16		100,000	108,222
Energy Transfer Partners LP
4.650%, 6/1/21		600,000	585,474
Entergy Corp.
5.125%, 9/15/20		300,000	302,136
Enterprise Products Operating LLC
5.600%, 10/15/14		1,220,000	1,339,094
EOG Resources, Inc.
5.875%, 9/15/17		150,000	178,895
5.625%, 6/1/19		75,000	88,919
4.100%, 2/1/21		200,000	220,391
EQT Corp.
4.875%, 11/15/21		250,000	252,625
ERP Operating LP
5.250%, 9/15/14		255,000	272,513
Expedia, Inc.
5.950%, 8/15/20		150,000	152,625
Express Scripts, Inc.
3.125%, 5/15/16		500,000	503,329
Federal Farm Credit Bank
4.875%, 1/17/17		1,020,000	1,203,008
Federal Home Loan Bank
5.250%, 6/5/17		3,800,000	4,550,854
Federal Home Loan Mortgage Corp.
0.875%, 10/28/13		8,000,000	8,061,846
0.375%, 10/30/13		8,750,000	8,748,752
4.875%, 11/15/13		4,100,000	4,442,656
2.000%, 8/25/16		4,000,000	4,161,528
5.125%, 11/17/17		3,110,000	3,747,721
Federal National Mortgage Association
1.450%, 1/24/14		12,500,000	12,509,402
3.000%, 9/16/14		2,330,000	2,480,931
4.625%, 10/15/14		1,000,000	1,110,940
2.625%, 11/20/14		5,000,000	5,283,510
0.750%, 12/19/14		5,000,000	5,016,028
3.000%, 9/1/16		7,300,000	7,333,619
5.375%, 6/12/17		4,300,000	5,206,546
FIA Card Services N.A.
7.125%, 11/15/12		100,000	102,181
Fifth Third Bancorp
3.625%, 1/25/16		150,000	152,096
Financing Corp. Fico
9.800%, 4/6/18		400,000	601,311
Fiserv, Inc.
4.750%, 6/15/21		350,000	364,670
Florida Power & Light Co.
4.850%, 2/1/13		100,000	104,557

Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17		$600,000	$634,500
Gap, Inc.
5.950%, 4/12/21		150,000	142,090
General Dynamics Corp.
4.250%, 5/15/13		100,000	104,910
3.875%, 7/15/21		100,000	108,569
General Electric Capital Corp.
2.800%, 1/8/13		500,000	509,910
5.900%, 5/13/14		750,000	826,767
7.625%, 12/10/14	NZD	1,000,000	849,776
4.875%, 3/4/15		$300,000	328,157
2.250%, 11/9/15		1,000,000	1,005,967
5.000%, 1/8/16		100,000	110,124
5.400%, 2/15/17		300,000	333,179
5.625%, 9/15/17		500,000	556,638
5.300%, 2/11/21		700,000	748,317
6.375%, 11/15/67(l)		575,000	563,500
General Electric Co.
5.000%, 2/1/13		700,000	731,330
5.250%, 12/6/17		400,000	457,520
General Mills, Inc.
5.650%, 2/15/19		250,000	298,457
Genworth Financial, Inc.
7.200%, 2/15/21		250,000	226,617
Georgia Power Co.
3.000%, 4/15/16		650,000	688,318
Gilead Sciences, Inc.
4.400%, 12/1/21		300,000	317,267
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18		500,000	603,179
Goldman Sachs Group, Inc.
5.250%, 10/15/13		500,000	511,377
6.000%, 5/1/14		500,000	518,012
5.125%, 1/15/15		400,000	407,080
5.350%, 1/15/16		400,000	410,363
5.750%, 10/1/16		600,000	625,227
5.625%, 1/15/17		900,000	879,952
6.150%, 4/1/18		750,000	763,101
6.000%, 6/15/20		500,000	511,576
Goodrich Corp.
3.600%, 2/1/21		100,000	104,961
Google, Inc.
1.250%, 5/19/14		400,000	405,308
2.125%, 5/19/16		200,000	207,747
Great Plains Energy, Inc.
4.850%, 6/1/21		100,000	107,103
GTE Corp.
6.840%, 4/15/18		100,000	122,769
Halliburton Co.
3.250%, 11/15/21		400,000	409,096
HCP, Inc.
3.750%, 2/1/16		100,000	101,557
6.000%, 1/30/17		255,000	275,493
Health Care REIT, Inc.
3.625%, 3/15/16		100,000	98,419
4.700%, 9/15/17		500,000	498,187
Hewlett-Packard Co.
6.125%, 3/1/14		500,000	540,056
2.350%, 3/15/15		500,000	497,010
5.500%, 3/1/18		600,000	668,771

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Historic TW, Inc.
6.875%, 6/15/18		$100,000	$118,357
Home Depot, Inc.
5.250%, 12/16/13		100,000	108,138
5.400%, 3/1/16		500,000	577,962
Honeywell International, Inc.
5.400%, 3/15/16		400,000	463,370
5.300%, 3/1/18		470,000	554,766
Hospitality Properties Trust
6.300%, 6/15/16		257,000	270,135
HSBC Bank USA/New York
4.625%, 4/1/14		700,000	717,365
HSBC Finance Corp.
4.750%, 7/15/13		500,000	508,565
5.500%, 1/19/16		750,000	770,730
6.676%, 1/15/21		222,000	225,583
Ingram Micro, Inc.
5.250%, 9/1/17		100,000	105,296
Intel Corp.
3.300%, 10/1/21		250,000	260,028
International Business Machines Corp.
1.250%, 5/12/14		200,000	202,081
5.700%, 9/14/17		1,150,000	1,391,098
International Paper Co.
7.500%, 8/15/21		425,000	523,499
Iron Mountain, Inc.
6.750%, 10/15/18	EUR	503,000	608,692
Jefferies Group, Inc.
5.125%, 4/13/18		$400,000	352,300
Johnson & Johnson
1.200%, 5/15/14		800,000	811,544
Johnson Controls, Inc.
4.875%, 9/15/13		100,000	105,676
1.750%, 3/1/14		400,000	404,247
JPMorgan Chase & Co.
4.750%, 5/1/13		500,000	521,861
2.050%, 1/24/14		300,000	299,835
4.650%, 6/1/14		500,000	528,179
3.700%, 1/20/15		500,000	517,048
4.750%, 3/1/15		100,000	106,537
5.150%, 10/1/15		300,000	316,897
6.000%, 1/15/18		1,000,000	1,118,382
4.250%, 10/15/20		1,000,000	1,010,396
JPMorgan Chase Bank N.A.
5.875%, 6/13/16		300,000	325,999
6.000%, 7/5/17		500,000	538,801
6.000%, 10/1/17		300,000	323,427
Juniper Networks, Inc.
4.600%, 3/15/21		100,000	105,326
Kellogg Co.
3.250%, 5/21/18		200,000	209,195
4.000%, 12/15/20		250,000	266,612
KeyBank N.A./Ohio
5.800%, 7/1/14		100,000	107,125
KeyCorp
3.750%, 8/13/15		200,000	207,602
5.100%, 3/24/21		200,000	209,709
Kimberly-Clark Corp.
4.875%, 8/15/15		600,000	674,638
Kinder Morgan Energy Partners LP
6.850%, 2/15/20		400,000	470,444

Kraft Foods, Inc.
6.000%, 2/11/13		$200,000	$210,539
5.375%, 2/10/20		800,000	924,966
Kroger Co.
6.150%, 1/15/20		250,000	304,776
L-3 Communications Corp.
3.950%, 11/15/16		150,000	152,403
4.950%, 2/15/21		150,000	148,887
LG&E and KU Energy LLC
3.750%, 11/15/20		400,000	403,842
Life Technologies Corp.
5.000%, 1/15/21		400,000	421,752
Lincoln National Corp.
4.850%, 6/24/21		150,000	151,518
Lockheed Martin Corp.
4.250%, 11/15/19		300,000	320,542
Lorillard Tobacco Co.
6.875%, 5/1/20		300,000	335,246
Lowe’s Cos., Inc.
5.400%, 10/15/16		400,000	460,990
Lubrizol Corp.
5.500%, 10/1/14		100,000	110,992
Macy’s Retail Holdings, Inc.
5.750%, 7/15/14		300,000	320,625
Marathon Petroleum Corp.
5.125%, 3/1/21		250,000	263,713
Marsh & McLennan Cos., Inc.
9.250%, 4/15/19		205,000	276,730
McDonald’s Corp.
5.350%, 3/1/18		200,000	239,941
McKesson Corp.
3.250%, 3/1/16		750,000	793,734
Medco Health Solutions, Inc.
7.125%, 3/15/18		100,000	116,262
4.125%, 9/15/20		200,000	199,606
Medtronic, Inc.
4.450%, 3/15/20		500,000	564,864
Mellon Funding Corp.
5.000%, 12/1/14		100,000	108,927
Merck & Co., Inc.
5.300%, 12/1/13		600,000	653,833
4.750%, 3/1/15		300,000	334,787
Merrill Lynch & Co., Inc.
6.400%, 8/28/17		650,000	623,349
MetLife, Inc.
5.500%, 6/15/14		100,000	108,281
4.750%, 2/8/21		200,000	214,933
Series A
6.817%, 8/15/18		480,000	570,951
Metropolitan Edison Co.
4.875%, 4/1/14		100,000	106,440
Microsoft Corp.
2.950%, 6/1/14		335,000	354,093
3.000%, 10/1/20		150,000	159,344
MidAmerican Energy Holdings Co.
5.750%, 4/1/18		300,000	346,264
Morgan Stanley
5.300%, 3/1/13		300,000	303,504
4.750%, 4/1/14		800,000	799,307
4.200%, 11/20/14		500,000	480,787
3.800%, 4/29/16		500,000	459,530

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

5.450%, 1/9/17		$500,000	$480,525
6.625%, 4/1/18		1,000,000	983,436
7.300%, 5/13/19		750,000	759,586
5.750%, 1/25/21		500,000	466,830
Nabors Industries, Inc.
4.625%, 9/15/21§		250,000	246,542
NASDAQ OMX Group, Inc.
5.550%, 1/15/20		200,000	202,329
National City Corp.
4.900%, 1/15/15		200,000	215,667
National Rural Utilities Cooperative Finance Corp.
4.750%, 3/1/14		200,000	215,815
5.450%, 4/10/17		400,000	459,117
NBCUniversal Media LLC
2.100%, 4/1/14		200,000	202,500
4.375%, 4/1/21		400,000	421,455
Newell Rubbermaid, Inc.
4.700%, 8/15/20		100,000	105,936
News America, Inc.
5.300%, 12/15/14		300,000	327,202
8.000%, 10/17/16		650,000	781,323
5.650%, 8/15/20		150,000	166,467
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/15		150,000	178,131
Nordstrom, Inc.
6.750%, 6/1/14		250,000	280,247
Norfolk Southern Corp.
5.900%, 6/15/19		275,000	333,531
Northrop Grumman Corp.
3.500%, 3/15/21		250,000	253,495
Novartis Capital Corp.
4.125%, 2/10/14		300,000	320,148
Occidental Petroleum Corp.
4.125%, 6/1/16		400,000	447,196
Omnicom Group, Inc.
5.900%, 4/15/16		100,000	110,973
4.450%, 8/15/20		100,000	101,991
Oncor Electric Delivery Co. LLC
6.375%, 1/15/15		300,000	340,095
ONEOK Partners LP
8.625%, 3/1/19		250,000	318,411
Oracle Corp.
3.750%, 7/8/14		250,000	267,992
5.250%, 1/15/16		400,000	462,524
5.750%, 4/15/18		500,000	606,548
Pacific Gas & Electric Co.
4.800%, 3/1/14		300,000	323,089
8.250%, 10/15/18		100,000	132,540
3.500%, 10/1/20		150,000	157,678
Pemex Project Funding Master Trust
5.750%, 3/1/18		950,000	1,046,621
PepsiCo, Inc.
5.000%, 6/1/18		250,000	290,140
7.900%, 11/1/18		50,000	67,239
3.125%, 11/1/20		400,000	416,712
Pfizer, Inc.
4.750%, 6/3/16	EUR	1,350,000	1,937,151
4.650%, 3/1/18		$100,000	113,685
6.200%, 3/15/19		500,000	618,022
Philip Morris International, Inc.
4.875%, 5/16/13		1,000,000	1,055,146
5.650%, 5/16/18		200,000	236,846

Pitney Bowes, Inc.
4.750%, 1/15/16		$100,000	$102,750
4.750%, 5/15/18		100,000	100,000
Plains All American Pipeline LP
6.500%, 5/1/18		210,000	242,926
PNC Funding Corp.
3.625%, 2/8/15		400,000	418,284
5.250%, 11/15/15		200,000	215,058
5.125%, 2/8/20		500,000	558,629
Praxair, Inc.
3.950%, 6/1/13		1,000,000	1,044,384
Pride International, Inc.
8.500%, 6/15/19		200,000	246,280
Principal Life Income Funding Trusts
5.300%, 4/24/13		400,000	420,958
Procter & Gamble Co.
1.800%, 11/15/15		250,000	257,677
4.850%, 12/15/15		100,000	114,196
5.125%, 10/24/17	EUR	1,000,000	1,512,114
4.700%, 2/15/19		$650,000	765,499
Progress Energy, Inc.
4.400%, 1/15/21		500,000	543,697
Progressive Corp.
3.750%, 8/23/21		150,000	155,253
ProLogis LP
4.500%, 8/15/17		100,000	100,304
6.875%, 3/15/20		500,000	558,013
Prudential Financial, Inc.
5.100%, 9/20/14		200,000	213,497
4.750%, 9/17/15		350,000	373,906
7.375%, 6/15/19		400,000	470,224
PSEG Power LLC
5.500%, 12/1/15		625,000	695,745
Quest Diagnostics, Inc.
3.200%, 4/1/16		500,000	517,011
Qwest Corp.
8.375%, 5/1/16		710,000	805,850
Raytheon Co.
3.125%, 10/15/20		250,000	252,932
Republic Services, Inc.
5.250%, 11/15/21		250,000	283,489
Rockwood Specialties Group, Inc.
7.625%, 11/15/14	EUR	510,000	666,668
Ryder System, Inc.
3.500%, 6/1/17		$200,000	206,459
Safeway, Inc.
5.625%, 8/15/14		100,000	108,856
5.000%, 8/15/19		115,000	122,646
3.950%, 8/15/20		200,000	196,811
Sara Lee Corp.
2.750%, 9/15/15		250,000	251,858
Sempra Energy
2.000%, 3/15/14		1,000,000	1,012,256
Simon Property Group LP
6.100%, 5/1/16		620,000	704,040
5.650%, 2/1/20		500,000	573,807
SLM Corp.
5.375%, 5/15/14		100,000	98,375
8.450%, 6/15/18		500,000	508,750
Southern California Edison Co.
3.875%, 6/1/21		300,000	330,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Southwest Airlines Co.
5.125%, 3/1/17	$100,000	$105,974
Southwestern Electric Power Co.
6.450%, 1/15/19	150,000	172,100
Staples, Inc.
9.750%, 1/15/14	250,000	284,320
State of California
3.950%, 11/1/15	250,000	262,105
State of Illinois
5.365%, 3/1/17	500,000	527,410
5.877%, 3/1/19	100,000	107,667
State of Massachusetts
4.200%, 12/1/21	250,000	275,740
State Street Bank and Trust Co.
5.300%, 1/15/16	100,000	112,918
State Street Corp.
4.375%, 3/7/21	200,000	217,781
SunTrust Banks, Inc.
3.600%, 4/15/16	150,000	151,616
3.500%, 1/20/17	250,000	250,055
Target Corp.
6.000%, 1/15/18	500,000	606,883
Tennessee Valley Authority
5.500%, 7/18/17	1,800,000	2,190,335
4.500%, 4/1/18	550,000	645,446
Series E
6.250%, 12/15/17	100,000	127,846
Texas Instruments, Inc.
0.875%, 5/15/13	300,000	301,189
1.375%, 5/15/14	300,000	303,788
Thermo Fisher Scientific, Inc.
3.200%, 3/1/16	250,000	264,595
3.600%, 8/15/21	425,000	444,269
Time Warner Cable, Inc.
6.200%, 7/1/13	245,000	262,601
7.500%, 4/1/14	250,000	282,452
8.250%, 4/1/19	970,000	1,218,328
Time Warner, Inc.
4.700%, 1/15/21	750,000	805,512
Toyota Motor Credit Corp.
2.800%, 1/11/16	800,000	836,013
Travelers Cos., Inc.
5.750%, 12/15/17	300,000	351,184
U.S. Bancorp
1.375%, 9/13/13	400,000	402,958
U.S. Bank N.A./Ohio
6.300%, 2/4/14	750,000	823,118
4.950%, 10/30/14	100,000	108,682
4.800%, 4/15/15	100,000	109,068
U.S. Treasury Bonds
8.125%, 8/15/19	1,000,000	1,487,780
8.500%, 2/15/20	1,300,000	2,000,103
U.S. Treasury Notes
0.625%, 1/31/13	10,000,000	10,049,609
2.750%, 2/28/13	5,450,000	5,611,797
1.375%, 3/15/13	15,000,000	15,214,746
1.375%, 5/15/13	15,000,000	15,239,354
0.375%, 7/31/13	3,500,000	3,508,545
0.750%, 8/15/13	14,500,000	14,622,061
0.125%, 9/30/13	5,000,000	4,990,430
0.250%, 10/31/13	4,000,000	4,000,859

0.500%, 11/15/13	$10,000,000	$10,046,875
1.500%, 12/31/13	5,500,000	5,637,285
1.000%, 1/15/14	15,000,000	15,223,241
1.875%, 4/30/14	2,345,000	2,430,373
0.625%, 7/15/14	12,000,000	12,093,750
2.375%, 8/31/14	3,788,000	3,990,865
0.250%, 9/15/14	10,000,000	9,976,172
2.375%, 10/31/14	4,725,000	4,991,889
2.125%, 11/30/14	5,000,000	5,252,344
4.000%, 2/15/15	2,600,000	2,888,031
2.375%, 2/28/15	4,475,000	4,748,744
2.500%, 4/30/15	13,360,000	14,259,713
4.125%, 5/15/15	2,200,000	2,468,383
1.875%, 6/30/15	3,000,000	3,143,906
1.750%, 7/31/15	13,910,000	14,520,193
1.250%, 9/30/15	3,500,000	3,591,328
1.250%, 10/31/15	8,000,000	8,206,250
2.125%, 12/31/15	7,000,000	7,425,195
2.125%, 2/29/16	14,200,000	15,067,532
2.625%, 4/30/16	3,095,000	3,349,249
5.125%, 5/15/16	10,000,000	11,901,562
1.750%, 5/31/16	8,500,000	8,889,473
1.500%, 6/30/16	6,000,000	6,205,547
4.875%, 8/15/16	1,400,000	1,660,805
1.000%, 8/31/16	2,000,000	2,022,031
0.875%, 12/31/16	3,000,000	3,005,508
3.000%, 2/28/17	3,440,000	3,804,963
3.250%, 3/31/17	2,080,000	2,329,275
4.500%, 5/15/17	4,300,000	5,101,043
2.750%, 5/31/17	3,000,000	3,283,945
2.500%, 6/30/17	5,290,000	5,721,879
4.750%, 8/15/17	8,390,000	10,103,723
1.875%, 8/31/17	4,320,000	4,522,163
1.875%, 9/30/17	2,700,000	2,823,398
1.875%, 10/31/17	2,900,000	3,032,539
4.250%, 11/15/17	2,830,000	3,343,380
2.750%, 12/31/17	8,000,000	8,770,938
2.750%, 2/28/18	2,500,000	2,741,406
1.375%, 12/31/18	1,000,000	1,001,914
2.750%, 2/15/19	4,700,000	5,148,336
3.625%, 8/15/19	5,245,000	6,076,005
3.375%, 11/15/19	11,930,000	13,602,530
3.625%, 2/15/20	7,390,000	8,571,823
3.500%, 5/15/20	6,920,000	7,962,054
2.625%, 8/15/20	7,500,000	8,090,039
2.625%, 11/15/20	10,200,000	10,982,930
3.625%, 2/15/21	7,000,000	8,127,930
3.125%, 5/15/21	6,850,000	7,649,256
2.125%, 8/15/21	500,000	512,871
2.000%, 11/15/21	2,500,000	2,528,711
UBS Preferred Funding Trust V
6.243%, 5/29/49(l)	150,000	126,000
Unilever Capital Corp.
2.750%, 2/10/16	400,000	424,095
Union Pacific Corp.
5.700%, 8/15/18	250,000	296,564
UnionBanCal Corp.
5.250%, 12/16/13	100,000	103,744
United Parcel Service, Inc.
5.500%, 1/15/18	170,000	205,081
3.125%, 1/15/21	200,000	211,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

United Technologies Corp.
4.875%, 5/1/15	$400,000	$449,043
6.125%, 2/1/19	287,000	351,782
UnitedHealth Group, Inc.
5.375%, 3/15/16	200,000	229,598
6.000%, 2/15/18	150,000	178,582
Valero Energy Corp.
6.125%, 2/1/20	350,000	396,362
Verizon Communications, Inc.
4.375%, 6/1/13	200,000	209,863
1.950%, 3/28/14	300,000	306,025
4.900%, 9/15/15	300,000	336,453
5.500%, 2/15/18	250,000	291,397
8.750%, 11/1/18	600,000	812,174
Viacom, Inc.
3.500%, 4/1/17	250,000	259,655
Virginia Electric & Power Co.
Series A
5.400%, 1/15/16	100,000	115,066
Wachovia Bank N.A.
5.600%, 3/15/16	400,000	428,653
Wachovia Corp.
5.500%, 5/1/13	250,000	264,746
4.875%, 2/15/14	100,000	104,750
5.750%, 6/15/17	500,000	566,930
Wal-Mart Stores, Inc.
1.625%, 4/15/14	500,000	510,787
5.375%, 4/5/17	400,000	472,233
3.625%, 7/8/20	300,000	327,602
3.250%, 10/25/20	300,000	320,817
Walt Disney Co.
4.500%, 12/15/13	250,000	269,585
3.750%, 6/1/21	50,000	54,826
Waste Management, Inc.
7.375%, 3/11/19	283,000	356,384
WellPoint, Inc.
5.250%, 1/15/16	750,000	841,412
Wells Fargo & Co.
3.750%, 10/1/14	900,000	947,591
3.676%, 6/15/16	300,000	314,916
5.125%, 9/15/16	100,000	107,842
5.625%, 12/11/17	700,000	799,899
Western Union Co.
5.930%, 10/1/16	300,000	337,535
Williams Partners LP
5.250%, 3/15/20	400,000	441,619
4.125%, 11/15/20	400,000	412,367
Wisconsin Electric Power Co.
2.950%, 9/15/21	200,000	202,926
Wyeth
5.500%, 2/1/14	300,000	328,527
5.500%, 2/15/16	200,000	231,792

Xcel Energy, Inc.
4.700%, 5/15/20	$250,000	$278,959
Xerox Corp.
4.250%, 2/15/15	800,000	833,223
6.350%, 5/15/18	100,000	112,973
Yum! Brands, Inc.
3.875%, 11/1/20	450,000	460,227

Total United States		642,854,693

Total Investments (98.7%) (Cost $984,304,228)		1,019,068,082
Other Assets Less Liabilities (1.3%)		13,116,103

Net Assets (100%)		$1,032,184,185

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $16,496,241 or 1.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2011.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:

ABS	— Asset Backed Security
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CZK	— Czech Koruna
DKK	— Danish Krone
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
REIT	— Real Estate Investment Trust
ZAR	— South African Rand

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Buy Currency vs. Sell Currency	Counterparty	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Buy Value	U.S. $ Sell Value	Unrealized Appreciation/ (Depreciation)
Norwegian Krone vs. European Union Euro, expiring 2/10/12	JPMorgan Chase Bank	11,100	1,419	$1,853,477	$1,836,562	$16,915
Norwegian Krone vs. European Union Euro, expiring 2/10/12	JPMorgan Chase Bank	10,200	1,296	1,703,195	1,677,407	25,788
Norwegian Krone vs. European Union Euro, expiring 2/10/12	JPMorgan Chase Bank	11,560	1,484	1,930,288	1,921,829	8,459
Australian Dollar vs. Japanese Yen, expiring 1/6/12	JPMorgan Chase Bank	4,000	300,990	4,090,274	3,910,543	179,731
Australian Dollar vs. Japanese Yen, expiring 1/25/12	JPMorgan Chase Bank	4,800	379,816	4,896,772	4,936,101	(39,329)
Australian Dollar vs. U.S. Dollar, expiring 1/25/12	JPMorgan Chase Bank	1,950	1,941	1,989,314	1,941,200	48,114
New Zealand Dollar vs. Japanese Yen, expiring 3/13/12	JPMorgan Chase Bank	2,060	121,394	1,595,988	1,579,110	16,878
Czech Republic Krona vs. U.S. Dollar, expiring 2/14/12	JPMorgan Chase Bank	31,315	1,615	1,585,726	1,615,217	(29,491)
Canadian Dollar vs. U.S. Dollar, expiring 1/31/12	JPMorgan Chase Bank	2,000	1,947	1,961,967	1,947,084	14,883
U.S. Dollar vs. Danish Krone, expiring 1/18/12	JPMorgan Chase Bank	21,501	116,000	21,500,792	20,198,900	1,301,892
U.S. Dollar vs. South African Rand, expiring 2/27/12	JPMorgan Chase Bank	6,581	56,500	6,581,017	6,938,358	(357,341)
U.S. Dollar vs. Czech Republic Krona, expiring 2/14/12	JPMorgan Chase Bank	10,550	205,000	10,549,880	10,380,770	169,110
U.S. Dollar vs. Japanese Yen, expiring 3/7/12	JPMorgan Chase Bank	3,345	260,000	3,345,179	3,381,657	(36,478)
U.S. Dollar vs. Japanese Yen, expiring 3/7/12	JPMorgan Chase Bank	7,100	551,954	7,100,000	7,178,919	(78,919)
U.S. Dollar vs. Mexican Peso, expiring 3/14/12	JPMorgan Chase Bank	9,331	130,000	9,331,171	9,262,897	68,274
U.S. Dollar vs. European Union Euro, expiring 3/7/12	JPMorgan Chase Bank	4,364	3,300	4,364,419	4,273,289	91,130
Japanese Yen vs. Australian Dollar, expiring 1/6/12	JPMorgan Chase Bank	799,022	11,150	10,381,111	11,401,639	(1,020,528)
Japanese Yen vs. Australian Dollar, expiring 1/25/12	JPMorgan Chase Bank	2,378,743	30,700	30,914,203	31,318,938	(404,735)
Japanese Yen vs. Canadian Dollar, expiring 1/31/12	JPMorgan Chase Bank	1,559,170	20,600	20,265,193	20,208,259	56,934
Japanese Yen vs. Poland Zloty, expiring 2/21/12	JPMorgan Chase Bank	826,117	35,500	10,741,612	10,239,745	501,867
Japanese Yen vs. U.S. Dollar, expiring 3/7/12	JPMorgan Chase Bank	2,600,000	33,488	33,816,568	33,488,109	328,459
Japanese Yen vs. New Zealand Dollar, expiring 3/13/12	JPMorgan Chase Bank	1,257,580	21,200	16,358,809	16,424,728	(65,919)
Japanese Yen vs. British Pound, expiring 3/15/12	JPMorgan Chase Bank	205,770	1,700	2,676,816	2,638,278	38,538
European Union Euro vs. Norwegian Krone, expiring 2/10/12	JPMorgan Chase Bank	15,144	117,500	19,605,329	19,620,140	(14,811)
European Union Euro vs. Canadian Dollar, expiring 1/31/12	JPMorgan Chase Bank	5,400	7,460	6,990,787	7,318,137	(327,350)
European Union Euro vs. Canadian Dollar, expiring 1/31/12	JPMorgan Chase Bank	3,098	4,265	4,009,840	4,183,894	(174,054)
European Union Euro vs. U.S. Dollar, expiring 3/7/12	JPMorgan Chase Bank	11,150	15,041	14,438,536	15,040,737	(602,201)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Buy Currency vs. Sell Currency	Counterparty	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Buy Value	U.S. $ Sell Value	Unrealized Appreciation/ (Depreciation)
Danish Krone vs. U.S. Dollar, expiring 1/18/12	JPMorgan Chase Bank	5,000	928	$870,643	$928,306	$(57,663)
Danish Krone vs. U.S. Dollar, expiring 1/18/12	JPMorgan Chase Bank	3,789	689	659,773	688,753	(28,980)
Danish Krone vs. U.S. Dollar, expiring 1/18/12	JPMorgan Chase Bank	15,850	2,843	2,759,935	2,842,952	(83,017)
Danish Krone vs. U.S. Dollar, expiring 1/18/12	JPMorgan Chase Bank	9,075	1,591	1,580,216	1,591,317	(11,101)

						$(464,945)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$16,148,741	$—	$16,148,741
Consumer Staples	—	26,924,358	—	26,924,358
Energy	—	22,205,098	—	22,205,098
Financials	—	151,057,850	—	151,057,850
Health Care	—	17,703,751	—	17,703,751
Industrials	—	15,360,492	—	15,360,492
Information Technology	—	10,737,054	—	10,737,054
Materials	—	15,565,853	—	15,565,853
Telecommunication Services	—	14,666,995	—	14,666,995
Utilities	—	22,492,176	—	22,492,176
Forward Currency Contracts	—	2,866,972	—	2,866,972
Government Securities
Agency ABS	—	42,270,958	—	42,270,958
Foreign Governments	—	203,665,005	—	203,665,005
Municipal Bonds	—	1,172,922	—	1,172,922
Supranational	—	31,354,556	—	31,354,556
U.S. Government Agencies	—	32,187,694	—	32,187,694
U.S. Treasuries	—	395,554,579	—	395,554,579

Total Assets	$—	$1,021,935,054	$—	$1,021,935,054

Liabilities:
Forward Currency Contracts	$—	$(3,331,917)	$—	$(3,331,917)

Total Liabilities	$—	$(3,331,917)	$—	$(3,331,917)

Total	$—	$1,018,603,137	$—	$1,018,603,137

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	2,866,972
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,866,972

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(3,331,917)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(3,331,917)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	3,743,239	—	3,743,239
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$3,743,239	$—	$3,743,239

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(754,076)	—	(754,076)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(754,076)	$—	$(754,076)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $282,991,000 during the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts for hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$744,588,511
Long-term U.S. Treasury securities	414,099,632

$1,158,688,143

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,160,453,144
Long-term U.S. Treasury securities	364,075,124

$1,524,528,268

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$47,963,522
Aggregate gross unrealized depreciation	(13,299,951)

Net unrealized appreciation	$34,663,571

Federal income tax cost of investments	$984,404,511

The Portfolio utilized net capital loss carryforward of $7,711,872 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $984,304,228)	$1,019,068,082
Cash	4,554,205
Foreign cash (Cost $479,021)	477,387
Receivable for securities sold	11,720,385
Dividends, interest and other receivables	9,592,496
Unrealized appreciation on forward foreign currency contracts	2,866,972
Receivable from Separate Accounts for Trust shares sold	212,861
Other assets	3,774

Total assets	1,048,496,162

LIABILITIES
Payable for securities purchased	11,556,196
Unrealized depreciation on forward foreign currency contracts	3,331,917
Payable to Separate Accounts for Trust shares redeemed	552,228
Investment management fees payable	507,810
Distribution fees payable - Class IB	131,639
Administrative fees payable	114,186
Trustees’ fees payable	93
Accrued expenses	117,908

Total liabilities	16,311,977

NET ASSETS	$1,032,184,185

Net assets were comprised of:
Paid in capital	$981,295,659
Accumulated undistributed net investment income (loss)	4,013,158
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	12,776,534
Net unrealized appreciation (depreciation) on investments and foreign currency translations	34,098,834

Net assets	$1,032,184,185

Class IA
Net asset value, offering and redemption price per share, $20,438,922 / 2,036,696 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.04

Class IB
Net asset value, offering and redemption price per share, $621,817,796 / 62,113,475 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.01

Class K
Net asset value, offering and redemption price per share, $389,927,467 / 38,854,026 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.04

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Interest (net of $28,734 foreign withholding tax)	$42,180,833

EXPENSES
Investment management fees	7,592,276
Administrative fees	2,159,239
Distribution fees - Class IB	1,520,769
Custodian fees	116,500
Printing and mailing expenses	101,564
Professional fees	69,853
Trustees’ fees	34,715
Miscellaneous	94,597

Total expenses	11,689,513

NET INVESTMENT INCOME (LOSS)	30,491,320

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	35,996,076
Foreign currency transactions	5,049,361

Net realized gain (loss)	41,045,437

Change in unrealized appreciation (depreciation) on:
Securities	(6,546,444)
Foreign currency translations	(1,059,792)

Net change in unrealized appreciation (depreciation)	(7,606,236)

NET REALIZED AND UNREALIZED GAIN (LOSS)	33,439,201

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$63,930,521

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$30,491,320		$35,276,747
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	41,045,437		11,047,579
Net change in unrealized appreciation (depreciation) on investments, securities sold short and foreign currency translations	(7,606,236)		32,168,431

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	63,930,521		78,492,757

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,250,921)		(24,217,436)
Class IB	(20,497,187)		(15,843,096)
Class K†	(14,920,433)		—

	(36,668,541)		(40,060,532)

Distributions from net realized capital gains
Class IA	(69,528)		—
Class IB	(2,112,961)		—
Class K†	(1,451,340)		—

	(3,633,829)		—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(40,302,370)		(40,060,532)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 11,119,690 and 14,477,218 shares, respectively ]	113,464,600		145,662,751
Capital shares issued in reinvestment of dividends and distributions [ 129,335 and 2,466,792 shares, respectively ]	1,320,449		24,217,436
Capital shares repurchased [ (90,135,559) and (9,345,157) shares, respectively ]	(947,714,960	)(z)	(93,857,029)

Total Class IA transactions	(832,929,911)		76,023,158

Class IB
Capital shares sold [ 13,136,902 and 16,323,404 shares, respectively ]	134,115,664		163,629,828
Capital shares issued in reinvestment of dividends and distributions [ 2,263,516 and 1,618,110 shares, respectively ]	22,610,148		15,843,096
Capital shares repurchased [ (10,991,161) and (11,888,817) shares, respectively ]	(112,425,549)		(118,557,893)

Total Class IB transactions	44,300,263		60,915,031

Class K†
Capital shares sold [ 74,460,545 and 0 shares, respectively ]	786,539,601	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 1,636,618 and 0 shares, respectively ]	16,371,773		—
Capital shares repurchased [ (37,243,137) and 0 shares, respectively ]	(386,663,160)		—

Total Class K transactions	416,248,214		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(372,381,434)		136,938,189

TOTAL INCREASE (DECREASE) IN NET ASSETS	(348,753,283)		175,370,414
NET ASSETS:
Beginning of year	1,380,937,468		1,205,567,054

End of year (a)	$1,032,184,185		$1,380,937,468

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,013,158		$(8,020,434)

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Global Bond PLUS Portfolio exchanged approximately 73,494,192 Class IA shares for approximately 73,494,192 Class K shares. This exchange amounted to approximately $776,446,517.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009		2008	2007
Net asset value, beginning of year	$9.97	$9.66	$9.56		$10.77	$10.08

Income (loss) from investment operations:
Net investment income (loss)	0.21 (e)	0.28 (e)	0.34	(e)	0.44 (e)	0.45 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.27	0.34	(0.12)		0.32 †	0.52

Total from investment operations	0.48	0.62	0.22		0.76	0.97

Less distributions:
Dividends from net investment income	(0.37)	(0.31)	(0.08)		(1.97)	(0.27)
Distributions from net realized gains	(0.04)	—	(0.04)		—	(0.01)

Total dividends and distributions	(0.41)	(0.31)	(0.12)		(1.97)	(0.28)

Net asset value, end of year	$10.04	$9.97	$9.66		$9.56	$10.77

Total return	4.78%	6.44%	2.27%		6.73%	9.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,439	$807,035	$708,202		$511,658	$604,149
Ratio of expenses to average net assets	0.74%	0.74%	0.80%		0.86%	0.87%
Ratio of net investment income (loss) to average net assets	2.05%	2.79%	3.58%		4.02%	4.26%
Portfolio turnover rate	86%	148%	159%		121%	82%

	Year Ended December 31,
Class IB	2011	2010	2009		2008	2007
Net asset value, beginning of year	$9.95	$9.63	$9.56		$10.76	$10.08

Income (loss) from investment operations:
Net investment income (loss)	0.21 (e)	0.25 (e)	0.23	(e)	0.41 (e)	0.42 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.23	0.35	(0.04)		0.33 †	0.51

Total from investment operations	0.44	0.60	0.19		0.74	0.93

Less distributions:
Dividends from net investment income	(0.34)	(0.28)	(0.08)		(1.94)	(0.24)
Distributions from net realized gains	(0.04)	—	(0.04)		—	(0.01)

Total dividends and distributions	(0.38)	(0.28)	(0.12)		(1.94)	(0.25)

Net asset value, end of year	$10.01	$9.95	$9.63		$9.56	$10.76

Total return	4.41%	6.28%	1.96%		6.51%	9.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$621,818	$573,902	$497,365		$493,198	$234,871
Ratio of expenses to average net assets	0.99%	0.99%	1.05	%(c)	1.11%	1.12%
Ratio of net investment income (loss) to average net assets	2.09%	2.55%	2.50%		3.73%	4.00%
Portfolio turnover rate	86%	148%	159%		121%	82%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.53

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.19)

Total from investment operations	(0.09)

Less distributions:
Dividends from net investment income	(0.36)
Distributions from net realized gains	(0.04)

Total dividends and distributions	(0.40)

Net asset value, end of period	$10.04

Total return (b)	(0.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$389,927
Ratio of expenses to average net assets	0.74%
Ratio of net investment income (loss) to average net assets	2.94%
Portfolio turnover rate	86%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC
➢	BlackRock Investment Management, LLC
➢	Morgan Stanley Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(12.07)%	(2.11)%	11.60%	4.74%
Portfolio – Class IB Shares	(12.32)	(2.35)	11.35	4.57
Portfolio – Class K Shares***	(12.25)	(2.33)	11.36	4.58
EAFE Proxy 40% DJ EuroSTOXX 50 Index 25% FTSE 100 Index 25% TOPIX Index 10% S&P ASX 200 Index	(11.08)	(4.82)	N/A	N/A
MSCI AC World (Net) Index	(7.35)	(1.93)	4.24	N/A
Volatility Managed Index – Global Blend	(7.35)	0.48	5.33	N/A
Volatility Managed Index – Global Proxy Blend	(6.77)	0.67	N/A	N/A

*    Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 8/20/97.

***  Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (12.07)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the EAFE Proxy (40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P ASX 200 Index) returned (11.08)%, the MSCI AC World (Net) Index, returned (7.35)%, the Volatility Managed Index — Global Blend returned (7.35)% and the Volatility Managed Index — Global Proxy Blend returned (6.77)% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of the S&P 500 Index, the MSCI EAFE Index and the MSCI Emerging Markets Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. The remaining portion is managed by Morgan Stanley Investment Management Inc. through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in Brazil, Korea, and Turkey contributed to Portfolio performance for the year.

•	Overweight allocations relative to the benchmark in the Philippines and Indonesia also added to the Portfolio’s returns.

What hurt performance during the year:

•	Stock selection in China detracted from Portfolio performance.

•	An overweight allocation relative to the benchmark in Egypt was also detrimental to performance.

•	Both stock selection in and an allocation to Mexico detracted for the year.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Morgan Stanley Investment Management Inc.

With accommodative fiscal and monetary policies reaching their limits in the developed world, we believe that economic cycles — in developed and emerging economies alike — are likely to gradually become shorter and remain volatile. In addition, the high prices of energy and other commodities have continued to negatively impact demand. Until commodities prices correct — or at least remain sideways — we believe equity markets will have difficulty recovering in a sustained manner. In addition, China’s unique role as a driver of commodities prices remains vulnerable. The country has reached a mature level in its development and the rest of the world — both emerging and developed — may not be capable of compensating for China’s astounding share of commodities demand.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	16.2%
Consumer Staples	11.8
Information Technology	11.8
Consumer Discretionary	9.9
Energy	9.6
Industrials	9.3
Health Care	8.3
Materials	6.1
Telecommunication Services	5.0
Utilities	3.6
Cash and Other	8.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$843.60	$4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.52	4.74
Class IB
Actual	1,000.00	841.70	5.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.20	6.06
Class K†
Actual	1,000.00	977.92	3.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.83

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.93%, 1.19% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Argentina (0.0%)
Banco Macro S.A. (ADR)	41,370	$806,715

Australia (2.7%)
AGL Energy Ltd.	30,390	445,418
Alumina Ltd.	172,704	196,955
Amcor Ltd.	84,186	620,820
AMP Ltd.	187,792	781,740
Asciano Ltd.	65,072	299,500
ASX Ltd.	12,297	384,616
Australia & New Zealand Banking Group Ltd.	176,684	3,710,025
Bendigo and Adelaide Bank Ltd.	24,507	201,278
BGP Holdings plc*†(b)	796,081	—
BHP Billiton Ltd.	214,418	7,548,537
Boral Ltd.	48,609	178,982
Brambles Ltd.	97,688	715,393
Caltex Australia Ltd.	6,704	80,705
Campbell Brothers Ltd.	4,550	227,987
CFS Retail Property Trust (REIT)	115,081	198,333
Coca-Cola Amatil Ltd.	38,090	448,412
Cochlear Ltd.	3,923	248,772
Commonwealth Bank of Australia	103,823	5,226,680
Computershare Ltd.	28,895	236,726
Crown Ltd.	30,794	254,803
CSL Ltd.	35,445	1,160,101
Dexus Property Group (REIT)	307,311	260,884
Echo Entertainment Group Ltd.*	44,812	164,543
Fairfax Media Ltd.	175,838	129,490
Fortescue Metals Group Ltd.	80,651	352,232
Goodman Group (REIT)	458,958	267,571
GPT Group (REIT)	115,979	364,174
Harvey Norman Holdings Ltd.	42,839	80,402
Iluka Resources Ltd.	28,211	447,240
Incitec Pivot Ltd.	115,061	365,998
Insurance Australia Group Ltd.	140,388	427,895
Leighton Holdings Ltd.	9,909	192,969
Lend Lease Group	36,148	264,721
Lynas Corp., Ltd.*	114,541	122,424
Macquarie Group Ltd.	23,618	574,683
Metcash Ltd.	54,958	227,093
Mirvac Group (REIT)	238,766	288,168
National Australia Bank Ltd.	147,520	3,524,637
Newcrest Mining Ltd.	50,936	1,542,081
OneSteel Ltd.	95,425	68,320
Orica Ltd.	24,720	612,875
Origin Energy Ltd.	71,320	973,101
OZ Minerals Ltd.	21,276	217,828
Qantas Airways Ltd.*	69,049	103,110
QBE Insurance Group Ltd.	72,897	965,540
QR National Ltd.	113,602	397,377
Ramsay Health Care Ltd.	8,632	170,219
Rio Tinto Ltd.	29,234	1,803,002
Santos Ltd.	63,128	790,304
Sonic Healthcare Ltd.	24,020	277,123
SP AusNet	122,050	117,343
Stockland Corp., Ltd. (REIT)	168,002	548,145

Suncorp Group Ltd.	87,106	$746,591
Sydney Airport	19,023	51,755
TABCORP Holdings Ltd.	44,812	125,126
Tatts Group Ltd.	86,000	214,624
Telstra Corp., Ltd.	295,668	1,007,023
Toll Holdings Ltd.	48,087	207,554
Transurban Group	86,040	494,570
Wesfarmers Ltd.	68,121	2,055,388
Westfield Group (REIT)	148,374	1,185,222
Westfield Retail Trust (REIT)	193,716	493,350
Westpac Banking Corp.	202,140	4,134,976
Woodside Petroleum Ltd.	41,843	1,310,445
Woolworths Ltd.	81,363	2,088,774
WorleyParsons Ltd.	13,304	349,300

		54,271,973

Austria (0.1%)
Erste Group Bank AG	12,667	223,152
Immofinanz AG*	60,112	181,306
OMV AG	10,917	331,739
Raiffeisen Bank International AG	3,303	85,943
Telekom Austria AG	24,551	294,264
Verbund AG	4,569	122,791
Vienna Insurance Group AG	2,193	86,978
Voestalpine AG	7,307	205,431

		1,531,604

Belgium (0.3%)
Ageas	149,680	232,468
Anheuser-Busch InBev N.V.	53,682	3,286,653
Belgacom S.A.	9,749	305,852
Colruyt S.A.	5,131	194,243
Delhaize Group S.A.	6,778	380,767
Groupe Bruxelles Lambert S.A.	5,384	358,934
KBC Groep N.V.	10,370	130,603
Mobistar S.A.	1,805	94,590
NV Bekaert S.A.	2,581	82,793
Solvay S.A.	3,954	325,778
UCB S.A.	6,779	285,234
Umicore S.A.	7,146	294,757

		5,972,672

Bermuda (0.1%)
Nabors Industries Ltd.*	20,461	354,794
Seadrill Ltd.	21,914	732,805

		1,087,599

Brazil (2.2%)
Banco do Brasil S.A.	69,700	885,613
BRF - Brasil Foods S.A.	314,754	6,145,740
Cia de Bebidas das Americas (Preference) (ADR)	183,500	6,622,515
Cielo S.A.	101,300	2,617,698
Itau Unibanco Holding S.A. (Preference)	116,100	2,115,662
Itau Unibanco Holding S.A. (Preference) (ADR)	235,184	4,365,015
Lojas Arapua S.A. (Preference)*†(b)	1,248,000	—
MRV Engenharia e Participacoes S.A.	191,800	1,100,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

PDG Realty S.A. Empreendimentos e Participacoes	588,000	$1,859,912
Petroleo Brasileiro S.A. (Preference)	267,242	3,078,960
Petroleo Brasileiro S.A. (Preference) (ADR)	52,900	1,242,621
Petroleo Brasileiro S.A. (ADR)	131,000	3,255,350
Telefonica Brasil S.A. (ADR)	120,255	3,286,569
Ultrapar Participacoes S.A.	144,700	2,483,231
Vale S.A. (New York Exchange) (Preference) (ADR)	1,100	22,660
Vale S.A. (Preference), Class A	12,156	246,476
Vale S.A. (Tradegate Exchange) (Preference) (ADR)	217,085	4,471,951
Vale S.A. (ADR)	52,900	1,134,705

		44,934,938

Chile (0.6%)
Banco Santander Chile S.A (ADR)	29,900	2,263,430
Cencosud S.A.	406,278	2,351,876
Empresa Nacional de Electricidad S.A.	1,161,897	1,713,368
Empresa Nacional de Electricidad S.A. (ADR)	2,900	128,615
Enersis S.A.	200,615	70,522
Enersis S.A. (ADR)	139,100	2,452,333
S.A.C.I. Falabella	322,243	2,505,432

		11,485,576

China (1.8%)
Baidu, Inc. (ADR)*	24,500	2,853,515
China Construction Bank Corp., Class H	7,482,420	5,221,682
China Life Insurance Co., Ltd., Class H	675,000	1,668,684
China Minsheng Banking Corp., Ltd., Class H	1,240,000	1,074,498
China Pacific Insurance Group Co., Ltd., Class H	1,234,000	3,511,369
China Telecom Corp., Ltd., Class H	5,886,000	3,349,744
China ZhengTong Auto Services Holdings Ltd.*	1,451,000	1,423,611
Foxconn International Holdings Ltd.*	112,913	72,837
Hengan International Group Co., Ltd.	344,500	3,222,507
Ping An Insurance Group Co. of China Ltd., Class H	388,000	2,557,825
Shanghai Pharmaceuticals Holding Co., Ltd., Class H*	777,800	1,259,847
Tencent Holdings Ltd.	263,800	5,302,086
Want Want China Holdings Ltd.	2,415,000	2,409,838
Yangzijiang Shipbuilding Holdings Ltd.	128,497	90,152
Yanzhou Coal Mining Co., Ltd., Class H	1,172,000	2,501,965

		36,520,160

Cyprus (0.1%)
Eurasia Drilling Co., Ltd. (GDR) (m)(b)	61,383	$1,442,500

Czech Republic (0.3%)
CEZ A/S	102,300	4,069,921
Telefonica Czech Republic A/S	86,300	1,673,442

		5,743,363

Denmark (0.3%)
A. P. Moller - Maersk A/S, Class A	37	230,892
A. P. Moller - Maersk A/S, Class B	90	594,223
Carlsberg A/S, Class B	7,243	510,754
Coloplast A/S, Class B	1,525	219,325
Danske Bank A/S*	43,759	555,816
DSV A/S	11,998	215,172
Novo Nordisk A/S, Class B	28,371	3,260,296
Novozymes A/S, Class B	15,380	474,792
TDC A/S	25,241	202,427
Tryg A/S	1,679	93,257
Vestas Wind Systems A/S*	14,108	152,299
William Demant Holding A/S*	1,548	128,728

		6,637,981

Egypt (0.2%)
Commercial International Bank Egypt SAE	634,544	1,967,677
Juhayna Food Industries*	1,393,099	900,897
Telecom Egypt Co.	820,816	1,797,949

		4,666,523

Finland (0.3%)
Elisa Oyj	8,937	186,571
Fortum Oyj	28,866	616,063
Kesko Oyj, Class B	4,663	156,671
Kone Oyj, Class B	10,522	546,086
Metso Oyj	8,066	299,089
Neste Oil Oyj	7,908	79,884
Nokia Oyj	249,713	1,219,077
Nokian Renkaat Oyj	7,794	250,974
Orion Oyj, Class B	5,670	110,443
Pohjola Bank plc, Class A	9,252	89,928
Sampo Oyj, Class A	28,639	710,556
Sanoma Oyj	4,459	51,160
Stora Enso Oyj, Class R	39,463	236,375
UPM-Kymmene Oyj	34,413	379,027
Wartsila Oyj	10,177	293,990

		5,225,894

France (2.7%)
Accor S.A.	9,784	248,004
Aeroports de Paris S.A.	2,584	177,250
Air Liquide S.A.	19,048	2,356,568
Alcatel-Lucent S.A.*	156,372	244,278
Alstom S.A.	13,916	421,993
Arkema S.A.	3,735	264,421
Atos S.A.	3,238	142,109
AXA S.A.‡	116,240	1,511,206
BNP Paribas S.A.	65,112	2,557,631
Bouygues S.A.	12,985	409,138

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Bureau Veritas S.A.	3,231	$235,431
Cap Gemini S.A.	9,728	303,997
Carrefour S.A.	38,467	876,979
Casino Guichard Perrachon S.A.	3,675	309,544
Christian Dior S.A.	3,611	428,143
Cie de Saint-Gobain S.A.	26,678	1,024,273
Cie Generale de Geophysique-Veritas*	9,525	223,502
Cie Generale des Etablissements Michelin, Class B	11,916	704,413
Cie Generale d’Optique Essilor International S.A.	13,579	958,696
CNP Assurances S.A.	8,494	105,294
Credit Agricole S.A.	64,364	363,202
Danone S.A.	38,677	2,431,303
Dassault Systemes S.A.	3,938	315,642
Edenred	9,434	232,233
EDF S.A.	15,941	387,875
Eiffage S.A.	3,056	73,983
Eurazeo S.A.	2,087	74,267
Eutelsat Communications S.A.	6,754	263,552
Fonciere des Regions (REIT)	1,700	109,131
France Telecom S.A.	123,315	1,936,751
GDF Suez S.A.	82,833	2,264,204
Gecina S.A. (REIT)	1,655	139,229
Groupe Eurotunnel S.A. (Registered)	35,848	244,044
ICADE (REIT)	1,439	113,217
Iliad S.A.	1,335	164,748
Imerys S.A.	2,314	106,588
J.C. Decaux S.A.*	4,360	100,416
Klepierre S.A. (REIT)	7,066	201,560
Lafarge S.A.	13,528	475,534
Lagardere S.C.A.	7,764	204,991
Legrand S.A.	15,011	482,785
L’Oreal S.A.	15,858	1,656,304
LVMH Moet Hennessy Louis Vuitton S.A.	16,964	2,401,949
Natixis S.A.	55,381	139,340
Neopost S.A.	2,128	143,382
Pernod-Ricard S.A.	13,352	1,238,344
Peugeot S.A.	9,923	155,527
PPR S.A.	5,123	733,658
Publicis Groupe S.A.	9,850	453,141
Renault S.A.	12,588	436,626
Safran S.A.	11,314	339,794
Sanofi S.A.	76,570	5,623,966
Schneider Electric S.A.	32,490	1,710,601
SCOR SE	10,684	249,729
Societe BIC S.A.	1,794	159,049
Societe Generale S.A.	44,939	1,000,682
Societe Television Francaise 1 S.A.	8,553	83,488
Sodexo S.A.	6,287	451,357
Suez Environnement Co. S.A.	18,276	210,542
Technip S.A.	6,400	601,526
Thales S.A.	6,448	203,626
Total S.A.	142,237	7,271,564
Unibail-Rodamco S.A. (REIT)	6,135	1,102,897
Vallourec S.A.	7,472	485,079
Veolia Environnement S.A.	23,501	257,595
Vinci S.A.	30,771	1,344,504

Vivendi S.A.	84,034	$1,840,236
Wendel S.A.	2,227	148,438

		54,631,069

Germany (2.4%)
Adidas AG	14,106	917,581
Allianz SE (Registered)	30,314	2,899,777
Axel Springer AG	2,931	125,961
BASF SE	61,389	4,281,707
Bayer AG (Registered)	55,252	3,532,589
Bayerische Motoren Werke (BMW) AG	22,283	1,492,747
Bayerische Motoren Werke (BMW) AG (Preference)	3,564	168,594
Beiersdorf AG	6,346	359,907
Brenntag AG	2,309	215,017
Celesio AG	6,784	107,470
Commerzbank AG*	240,222	405,112
Continental AG*	5,385	335,200
Daimler AG (Registered)	60,934	2,675,061
Deutsche Bank AG (Registered)	62,374	2,376,215
Deutsche Boerse AG*	12,637	662,559
Deutsche Lufthansa AG (Registered)	14,182	168,591
Deutsche Post AG (Registered)	55,801	857,979
Deutsche Telekom AG (Registered)	187,318	2,149,198
E.ON AG	119,298	2,573,872
Fraport AG	2,367	116,413
Fresenius Medical Care AG & Co. KGaA	13,934	946,789
Fresenius SE & Co. KGaA	7,771	718,918
GEA Group AG	12,033	340,286
Hannover Rueckversicherung AG (Registered)	4,121	204,410
HeidelbergCement AG	9,615	408,046
Henkel AG & Co. KGaA	8,669	419,623
Henkel AG & Co. KGaA (Preference)	11,920	687,910
Hochtief AG	2,932	169,606
Infineon Technologies AG	73,971	556,806
K+S AG (Registered)	11,560	522,457
Kabel Deutschland Holding AG*	6,004	304,727
Lanxess AG	5,546	287,116
Linde AG	11,332	1,685,907
MAN SE	4,240	376,999
Merck KGaA	4,367	435,373
Metro AG	8,920	325,561
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	11,945	1,465,281
Porsche Automobil Holding SE (Preference)	10,112	541,166
ProSiebenSat.1 Media AG (Preference)	5,041	92,091
RWE AG	32,824	1,153,399
RWE AG (Preference)	2,963	97,540
Salzgitter AG	2,643	132,142
SAP AG	61,531	3,253,151
Siemens AG (Registered)	54,859	5,249,833
Suedzucker AG	3,957	126,241

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

ThyssenKrupp AG	25,743	$590,559
United Internet AG (Registered)	5,693	101,681
Volkswagen AG	1,923	257,969
Volkswagen AG (Preference)	9,635	1,443,414
Wacker Chemie AG	1,071	86,149

		49,402,700

Greece (0.0%)
Coca Cola Hellenic Bottling Co. S.A.*	11,823	202,750
Hellenic Telecommunications Organization S.A.	17,719	66,047
National Bank of Greece S.A.*	65,854	138,075
OPAP S.A.	15,274	135,018

		541,890

Hong Kong (1.5%)
AIA Group Ltd.	562,400	1,756,006
ASM Pacific Technology Ltd.	14,000	157,096
Bank of East Asia Ltd.	97,800	370,216
Belle International Holdings Ltd.	1,780,000	3,103,185
BOC Hong Kong Holdings Ltd.	247,500	586,357
Cathay Pacific Airways Ltd.	78,000	133,773
Cheung Kong Holdings Ltd.	93,000	1,106,430
Cheung Kong Infrastructure Holdings Ltd.	33,000	193,328
China Mengniu Dairy Co., Ltd.	1,034,000	2,417,717
China Resources Enterprise Ltd.	166,000	569,606
China Resources Power Holdings Co., Ltd.	2,108,200	4,066,237
Chow Tai Fook Jewellery Group Ltd.*	1,144,800	2,051,814
CLP Holdings Ltd.	129,000	1,097,063
First Pacific Co., Ltd.	144,000	149,811
Galaxy Entertainment Group Ltd.*	85,000	155,847
GCL-Poly Energy Holdings Ltd.	4,967,000	1,387,787
Hang Lung Group Ltd.	62,000	339,672
Hang Lung Properties Ltd.	166,000	472,356
Hang Seng Bank Ltd.	51,800	614,602
Henderson Land Development Co., Ltd.	63,000	313,110
Hong Kong & China Gas Co., Ltd.	319,880	741,359
Hong Kong Exchanges and Clearing Ltd.	68,600	1,096,137
Hopewell Holdings Ltd.	37,000	94,613
Hutchison Whampoa Ltd.	142,000	1,189,336
Hysan Development Co., Ltd.	43,000	141,181
Kerry Properties Ltd.	45,000	148,907
Li & Fung Ltd.	376,000	696,171
Lifestyle International Holdings Ltd.	26,500	58,414
Link REIT (REIT)	143,000	526,588
MTR Corp.	96,000	310,870
New World Development Co., Ltd.	232,500	187,399
Noble Group Ltd.	256,181	223,187
NWS Holdings Ltd.	111,000	163,500

Orient Overseas International Ltd.	14,500	$84,667
PCCW Ltd.	268,000	92,133
Power Assets Holdings Ltd.	92,500	684,228
Shangri-La Asia Ltd.	86,166	148,665
Sino Land Co., Ltd.	191,400	272,563
SJM Holdings Ltd.	104,000	169,794
Sun Hung Kai Properties Ltd.	95,000	1,190,772
Swire Pacific Ltd., Class A	48,000	579,404
Wharf Holdings Ltd.	100,100	452,387
Wheelock & Co., Ltd.	55,000	136,250
Wing Hang Bank Ltd.	9,500	77,856
Yue Yuen Industrial Holdings Ltd.	50,000	158,049

		30,666,443

Hungary (0.2%)
Richter Gedeon Nyrt.	23,382	3,284,041

India (1.5%)
Asian Paints Ltd.	33,791	1,649,526
Dr. Reddy’s Laboratories Ltd.	92,625	2,752,238
GAIL India Ltd.	161,630	1,167,674
Glenmark Pharmaceuticals Ltd.	358,798	1,983,338
HDFC Bank Ltd.	493,626	3,967,692
IndusInd Bank Ltd.	399,468	1,698,896
ITC Ltd.	918,851	3,483,000
Jindal Steel & Power Ltd.	174,867	1,492,157
Larsen & Toubro Ltd.	75,448	1,413,132
Mahindra & Mahindra Ltd.	168,670	2,165,506
Reliance Industries Ltd.	94,971	1,239,246
Tata Consultancy Services Ltd.	198,554	4,339,548
Tata Steel Ltd.	322,030	2,033,570

		29,385,523

Indonesia (1.3%)
PT Astra International Tbk	565,400	4,614,238
PT Bank Central Asia Tbk	3,954,000	3,488,503
PT Bank Mandiri Persero Tbk	4,279,000	3,185,360
PT Indofood Sukses Makmur Tbk	4,539,500	2,302,917
PT Indosat Tbk	4,752,000	2,960,993
PT Kalbe Farma Tbk	4,520,000	1,694,844
PT Lippo Karawaci Tbk	49,198,500	3,581,032
PT Telekomunikasi Indonesia Tbk	5,224,500	4,062,059

		25,889,946

Ireland (0.5%)
Accenture plc, Class A	45,108	2,401,099
Covidien plc	33,910	1,526,289
CRH plc	48,154	957,286
Elan Corp. plc*	35,938	498,617
Experian plc	65,854	895,385
Ingersoll-Rand plc	21,945	668,664
James Hardie Industries SE (CDI)	32,060	223,634
Kerry Group plc, Class A	9,137	334,486
Shire plc	38,171	1,329,640
WPP plc	85,255	894,369
XL Group plc	22,432	443,481

		10,172,950

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Israel (0.2%)
Bank Hapoalim B.M.	72,164	$236,265
Bank Leumi Le-Israel B.M.	74,404	213,987
Bezeq Israeli Telecommunication Corp., Ltd.	117,836	216,637
Cellcom Israel Ltd.	4,183	70,204
Delek Group Ltd.	318	60,170
Elbit Systems Ltd.	2,042	84,186
Israel Chemicals Ltd.	29,760	310,183
Israel Corp., Ltd.	171	107,363
Israel Discount Bank Ltd., Class A*	49,932	67,143
Mizrahi Tefahot Bank Ltd.	9,369	74,472
NICE Systems Ltd.*	4,118	140,675
Partner Communications Co., Ltd.	4,716	41,833
Teva Pharmaceutical Industries Ltd.	62,500	2,545,251

		4,168,369

Italy (0.7%)
A2A S.p.A.	61,754	58,066
Assicurazioni Generali S.p.A.	77,580	1,167,744
Atlantia S.p.A.	21,149	338,593
Autogrill S.p.A.	8,219	80,206
Banca Carige S.p.A.	46,932	89,898
Banca Monte dei Paschi di Siena S.p.A.	290,895	94,838
Banco Popolare S.c.a.r.l.	122,423	158,446
Enel Green Power S.p.A.	117,434	245,310
Enel S.p.A.	435,967	1,774,003
ENI S.p.A.	160,338	3,322,354
Exor S.p.A.	3,985	80,200
Fiat Industrial S.p.A.*	52,105	446,769
Fiat S.p.A.	52,105	239,401
Finmeccanica S.p.A.	25,455	94,157
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	66,865	83,381
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	670,164	1,122,364
Luxottica Group S.p.A.	7,938	222,941
Mediaset S.p.A.	48,179	133,316
Mediobanca S.p.A.	36,667	210,991
Pirelli & C. S.p.A.	14,796	124,569
Prysmian S.p.A.	14,799	183,779
Saipem S.p.A.	17,946	762,994
Snam Rete Gas S.p.A.	108,030	476,220
Telecom Italia S.p.A.	637,294	685,424
Telecom Italia S.p.A. (RNC)	407,240	364,733
Terna Rete Elettrica Nazionale S.p.A.	77,448	261,017
UniCredit S.p.A.	88,907	738,735
Unione di Banche Italiane S.c.p.A.	51,193	209,768

		13,770,217

Japan (6.8%)
ABC-Mart, Inc.	1,200	45,633
Advantest Corp.	9,500	90,470
Aeon Co., Ltd.	40,100	550,678
Aeon Credit Service Co., Ltd.	3,200	50,555
Aeon Mall Co., Ltd.	4,900	104,022

Air Water, Inc.	12,000	$152,787
Aisin Seiki Co., Ltd.	12,900	367,710
Ajinomoto Co., Inc.	46,000	552,215
Alfresa Holdings Corp.	2,300	96,966
All Nippon Airways Co., Ltd.	58,000	162,011
Amada Co., Ltd.	25,000	158,503
Aozora Bank Ltd.	41,000	112,927
Asahi Breweries Ltd.	26,700	586,241
Asahi Glass Co., Ltd.	68,000	570,716
Asahi Kasei Corp.	87,000	524,464
Asics Corp.	9,000	101,494
Astellas Pharma, Inc.	29,800	1,211,823
Bank of Kyoto Ltd.	22,000	189,502
Bank of Yokohama Ltd.	85,000	401,975
Benesse Holdings, Inc.	3,900	188,742
Bridgestone Corp.	44,100	999,799
Brother Industries Ltd.	14,600	179,252
Canon, Inc.	75,700	3,353,735
Casio Computer Co., Ltd.	15,900	96,470
Central Japan Railway Co.	104	878,264
Chiba Bank Ltd.	46,000	296,427
Chiyoda Corp.	9,000	91,555
Chubu Electric Power Co., Inc.	44,000	821,463
Chugai Pharmaceutical Co., Ltd.	14,900	245,655
Chugoku Bank Ltd.	12,000	167,286
Chugoku Electric Power Co., Inc.	18,100	317,226
Citizen Holdings Co., Ltd.	13,300	77,239
Coca-Cola West Co., Ltd.	4,700	81,519
Cosmo Oil Co., Ltd.	36,000	100,559
Credit Saison Co., Ltd.	9,800	196,458
Dai Nippon Printing Co., Ltd.	39,000	374,951
Daicel Chemical Industries Ltd.	14,000	85,306
Daido Steel Co., Ltd.	19,000	119,228
Daihatsu Motor Co., Ltd.	12,000	214,213
Dai-ichi Life Insurance Co., Ltd.	604	594,034
Daiichi Sankyo Co., Ltd.	44,900	890,183
Daikin Industries Ltd.	15,600	427,242
Dainippon Sumitomo Pharma Co., Ltd.	11,000	125,335
Daito Trust Construction Co., Ltd.	4,800	411,589
Daiwa House Industry Co., Ltd.	32,000	381,655
Daiwa Securities Group, Inc.	111,400	347,356
DeNA Co., Ltd.	7,000	209,991
Denki Kagaku Kogyo KK	32,000	118,488
Denso Corp.	31,900	881,115
Dentsu, Inc.	11,586	353,586
East Japan Railway Co.	22,537	1,434,732
Eisai Co., Ltd.	16,800	695,180
Electric Power Development Co., Ltd.	7,700	204,780
Elpida Memory, Inc.*	17,200	80,000
FamilyMart Co., Ltd.	4,300	173,743
FANUC Corp.	12,800	1,958,997
Fast Retailing Co., Ltd.	3,600	654,801
Fuji Electric Holdings Co., Ltd.	34,000	93,205
Fuji Heavy Industries Ltd.	40,000	241,653
Fujifilm Holdings Corp.	30,600	724,747
Fujitsu Ltd.	121,000	628,816
Fukuoka Financial Group, Inc.	50,000	209,822
Furukawa Electric Co., Ltd.	48,000	110,381

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Gree, Inc.	5,900	$203,284
GS Yuasa Corp.	21,000	112,953
Gunma Bank Ltd.	27,000	148,383
Hachijuni Bank Ltd.	30,000	171,106
Hakuhodo DY Holdings, Inc.	1,230	70,633
Hamamatsu Photonics KK	4,400	153,946
Hino Motors Ltd.	12,000	72,808
Hirose Electric Co., Ltd.	1,900	166,623
Hiroshima Bank Ltd.	32,000	148,837
Hisamitsu Pharmaceutical Co., Inc.	4,500	190,594
Hitachi Chemical Co., Ltd.	6,500	114,512
Hitachi Construction Machinery Co., Ltd.	8,300	139,753
Hitachi High-Technologies Corp.	4,500	97,635
Hitachi Ltd.	305,200	1,601,933
Hitachi Metals Ltd.	11,000	119,618
Hokkaido Electric Power Co., Inc.	12,100	172,296
Hokuhoku Financial Group, Inc.	89,000	173,444
Hokuriku Electric Power Co.	11,300	210,967
Honda Motor Co., Ltd.	108,300	3,303,734
Hoya Corp.	29,600	637,609
Ibiden Co., Ltd.	7,700	152,259
Idemitsu Kosan Co., Ltd.	1,500	154,736
IHI Corp.	93,000	225,945
INPEX Corp.	145	913,668
Isetan Mitsukoshi Holdings Ltd.	23,500	246,388
Isuzu Motors Ltd.	75,000	346,888
ITOCHU Corp.	99,000	1,005,820
ITOCHU Techno-Solutions Corp.	1,300	58,354
Iyo Bank Ltd.	19,000	187,606
J. Front Retailing Co., Ltd.	35,000	169,157
Japan Petroleum Exploration Co.	1,700	66,480
Japan Prime Realty Investment Corp. (REIT)	41	96,574
Japan Real Estate Investment Corp. (REIT)	32	249,448
Japan Retail Fund Investment Corp. (REIT)	117	173,288
Japan Steel Works Ltd.	20,000	139,015
Japan Tobacco, Inc.	300	1,410,939
JFE Holdings, Inc.	31,100	563,251
JGC Corp.	14,000	336,131
Joyo Bank Ltd.	43,000	189,944
JS Group Corp.	17,600	337,274
JSR Corp.	12,200	225,075
JTEKT Corp.	16,400	161,294
Jupiter Telecommunications Co., Ltd.	112	113,499
JX Holdings, Inc.	154,833	935,395
Kajima Corp.	60,000	183,968
Kamigumi Co., Ltd.	17,000	146,655
Kaneka Corp.	19,000	101,208
Kansai Electric Power Co., Inc.	50,300	771,785
Kansai Paint Co., Ltd.	12,000	107,107
Kao Corp.	34,900	953,549
Kawasaki Heavy Industries Ltd.	99,000	246,953
Kawasaki Kisen Kaisha Ltd.	50,000	90,295

KDDI Corp.	199	$1,279,784
Keikyu Corp.	29,000	260,348
Keio Corp.	39,000	275,133
Keisei Electric Railway Co., Ltd.	17,000	125,010
Keyence Corp.	2,800	675,172
Kikkoman Corp.	11,000	126,335
Kinden Corp.	6,000	50,669
Kintetsu Corp.	103,000	402,793
Kirin Holdings Co., Ltd.	53,000	644,511
Kobe Steel Ltd.	171,000	264,376
Koito Manufacturing Co., Ltd.	6,000	84,189
Komatsu Ltd.	62,900	1,470,146
Konami Corp.	6,800	203,638
Konica Minolta Holdings, Inc.	30,000	223,724
Kubota Corp.	79,000	662,011
Kuraray Co., Ltd.	23,400	332,896
Kurita Water Industries Ltd.	7,400	192,283
Kyocera Corp.	10,200	820,294
Kyowa Hakko Kirin Co., Ltd.	17,000	208,055
Kyushu Electric Power Co., Inc.	25,900	370,817
Lawson, Inc.	3,600	224,737
Mabuchi Motor Co., Ltd.	1,700	70,787
Makita Corp.	7,800	252,433
Marubeni Corp.	111,000	676,354
Marui Group Co., Ltd.	14,100	109,913
Maruichi Steel Tube Ltd.	3,000	66,922
Mazda Motor Corp.*	102,300	180,756
McDonald’s Holdings Co. Japan Ltd.	4,610	124,399
Medipal Holdings Corp.	9,700	101,323
MEIJI Holdings Co., Ltd.	4,722	196,009
Miraca Holdings, Inc.	3,700	147,337
Mitsubishi Chemical Holdings Corp.	93,000	512,304
Mitsubishi Corp.	93,700	1,892,991
Mitsubishi Electric Corp.	128,000	1,227,283
Mitsubishi Estate Co., Ltd.	84,000	1,255,034
Mitsubishi Gas Chemical Co., Inc.	26,000	144,238
Mitsubishi Heavy Industries Ltd.	199,000	848,019
Mitsubishi Logistics Corp.	6,000	66,649
Mitsubishi Materials Corp.	74,000	200,935
Mitsubishi Motors Corp.*	267,000	315,668
Mitsubishi Tanabe Pharma Corp.	15,000	237,365
Mitsubishi UFJ Financial Group, Inc.	853,900	3,627,716
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,110	162,862
Mitsui & Co., Ltd.	116,300	1,808,641
Mitsui Chemicals, Inc.	55,000	167,923
Mitsui Fudosan Co., Ltd.	55,000	801,741
Mitsui O.S.K. Lines Ltd.	74,000	286,501
Mizuho Financial Group, Inc.	1,521,744	2,056,144
MS&AD Insurance Group Holdings, Inc.	38,207	707,850
Murata Manufacturing Co., Ltd.	14,000	719,371
Nabtesco Corp.	6,300	114,836
Namco Bandai Holdings, Inc.	12,600	179,415
NEC Corp.*	181,000	366,844
Nexon Co., Ltd.*	150,000	2,157,334
NGK Insulators Ltd.	18,000	213,746

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

NGK Spark Plug Co., Ltd.	12,000	$148,889
NHK Spring Co., Ltd.	9,000	79,745
Nidec Corp.	7,100	617,111
Nikon Corp.	22,400	498,813
Nintendo Co., Ltd.	6,600	908,926
Nippon Building Fund, Inc. (REIT)	39	319,215
Nippon Electric Glass Co., Ltd.	27,000	267,299
Nippon Express Co., Ltd.	55,000	214,369
Nippon Meat Packers, Inc.	12,000	149,045
Nippon Paper Group, Inc.	6,592	143,882
Nippon Sheet Glass Co., Ltd.	66,000	123,477
Nippon Steel Corp.	341,000	850,617
Nippon Telegraph & Telephone Corp.	32,059	1,638,978
Nippon Yusen KK	105,000	268,741
Nishi-Nippon City Bank Ltd.	42,000	120,592
Nissan Motor Co., Ltd.	167,300	1,504,113
Nisshin Seifun Group, Inc.	12,500	151,520
Nisshin Steel Co., Ltd.	41,000	62,856
Nissin Foods Holdings Co., Ltd.	4,400	172,353
Nitori Holdings Co., Ltd.	2,500	234,507
Nitto Denko Corp.	11,300	404,316
NKSJ Holdings, Inc.	25,781	505,773
NOK Corp.	7,800	134,070
Nomura Holdings, Inc.	237,900	720,160
Nomura Real Estate Holdings, Inc.	6,700	99,756
Nomura Real Estate Office Fund, Inc. (REIT)	17	87,352
Nomura Research Institute Ltd.	6,100	137,898
NSK Ltd.	30,000	194,881
NTN Corp.	31,000	124,854
NTT Data Corp.	85	271,443
NTT DoCoMo, Inc.	1,019	1,873,308
NTT Urban Development Corp.	67	45,700
Obayashi Corp.	42,000	186,618
Odakyu Electric Railway Co., Ltd.	42,000	405,976
OJI Paper Co., Ltd.	56,000	287,385
Olympus Corp.	14,300	188,016
Omron Corp.	13,500	271,333
Ono Pharmaceutical Co., Ltd.	5,600	314,304
Oracle Corp. Japan	2,200	72,800
Oriental Land Co., Ltd.	3,400	359,127
ORIX Corp.	6,870	567,665
Osaka Gas Co., Ltd.	125,000	493,699
Otsuka Corp.	1,100	75,744
Otsuka Holdings Co., Ltd.	16,800	472,330
Panasonic Corp.	148,100	1,258,379
Rakuten, Inc.	469	504,524
Resona Holdings, Inc.	123,405	543,514
Ricoh Co., Ltd.	44,000	383,578
Rinnai Corp.	2,400	171,807
Rohm Co., Ltd.	6,500	303,170
Sankyo Co., Ltd.	4,200	212,537
Sanrio Co., Ltd.	3,000	154,151
Santen Pharmaceutical Co., Ltd.	4,800	197,687
SBI Holdings, Inc.	1,475	108,081
Secom Co., Ltd.	13,500	622,645
Sega Sammy Holdings, Inc.	13,400	289,518
Seiko Epson Corp.	8,600	114,302

Sekisui Chemical Co., Ltd.	29,000	$239,249
Sekisui House Ltd.	36,000	319,449
Seven & I Holdings Co., Ltd.	50,900	1,418,481
Seven Bank Ltd.	45,000	88,281
Sharp Corp.	65,000	568,338
Shikoku Electric Power Co., Inc.	11,900	341,060
Shimadzu Corp.	17,000	144,004
Shimamura Co., Ltd.	1,700	173,821
Shimano, Inc.	5,000	242,952
Shimizu Corp.	39,000	163,661
Shin-Etsu Chemical Co., Ltd.	27,600	1,359,023
Shinsei Bank Ltd.	92,000	95,622
Shionogi & Co., Ltd.	20,600	264,693
Shiseido Co., Ltd.	25,000	459,595
Shizuoka Bank Ltd.	40,000	421,463
Showa Denko KK	90,000	182,409
Showa Shell Sekiyu KK	11,600	78,218
SMC Corp.	3,700	597,038
Softbank Corp.	59,600	1,755,401
Sojitz Corp.	77,000	119,046
Sony Corp.	67,300	1,208,375
Sony Financial Holdings, Inc.	11,400	167,956
Square Enix Holdings Co., Ltd.	3,500	68,709
Stanley Electric Co., Ltd.	8,700	127,838
Sumco Corp.*	9,100	67,272
Sumitomo Chemical Co., Ltd.	100,000	365,077
Sumitomo Corp.	75,800	1,026,161
Sumitomo Electric Industries Ltd.	50,900	554,167
Sumitomo Heavy Industries Ltd.	34,000	198,337
Sumitomo Metal Industries Ltd.	224,000	407,431
Sumitomo Metal Mining Co., Ltd.	34,000	436,872
Sumitomo Mitsui Financial Group, Inc.	89,607	2,496,004
Sumitomo Mitsui Trust Holdings, Inc.	203,020	596,109
Sumitomo Realty & Development Co., Ltd.	24,000	420,320
Sumitomo Rubber Industries Ltd.	10,600	127,250
Suruga Bank Ltd.	13,000	116,370
Suzuken Co., Ltd.	4,800	133,080
Suzuki Motor Corp.	21,900	452,966
Sysmex Corp.	4,100	133,595
T&D Holdings, Inc.	39,500	367,955
Taisei Corp.	67,000	169,741
Taisho Pharmaceutical Holdings Co., Ltd.*	2,400	185,215
Taiyo Nippon Sanso Corp.	18,000	125,581
Takashimaya Co., Ltd.	16,000	115,785
Takeda Pharmaceutical Co., Ltd.	52,800	2,318,618
TDK Corp.	8,600	381,006
Teijin Ltd.	68,000	209,380
Terumo Corp.	11,900	560,446
THK Co., Ltd.	8,300	163,585
Tobu Railway Co., Ltd.	68,000	347,200
Toho Co., Ltd.	7,000	124,776
Toho Gas Co., Ltd.	23,000	146,421
Tohoku Electric Power Co., Inc.	28,700	275,553
Tokio Marine Holdings, Inc.	47,900	1,061,056

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Tokyo Electric Power Co., Inc.*	96,100	$228,483
Tokyo Electron Ltd.	11,100	564,590
Tokyo Gas Co., Ltd.	163,000	749,669
Tokyu Corp.	77,000	379,148
Tokyu Land Corp.	31,000	117,202
TonenGeneral Sekiyu KK	19,000	207,600
Toppan Printing Co., Ltd.	37,000	272,080
Toray Industries, Inc.	97,000	694,387
Toshiba Corp.	267,000	1,092,698
Tosoh Corp.	30,000	80,291
TOTO Ltd.	22,000	169,780
Toyo Seikan Kaisha Ltd.	10,100	137,781
Toyo Suisan Kaisha Ltd.	6,000	145,381
Toyoda Gosei Co., Ltd.	3,500	55,795
Toyota Boshoku Corp.	3,400	35,471
Toyota Industries Corp.	11,600	315,733
Toyota Motor Corp.	184,100	6,135,072
Toyota Tsusho Corp.	14,400	254,624
Trend Micro, Inc.	6,700	200,295
Tsumura & Co.	4,300	126,816
Ube Industries Ltd.	74,000	202,858
Unicharm Corp.	8,200	404,300
Ushio, Inc.	6,900	99,686
USS Co., Ltd.	1,250	113,031
West Japan Railway Co.	11,300	491,081
Yahoo! Japan Corp.	978	314,988
Yakult Honsha Co., Ltd.	6,300	198,486
Yamada Denki Co., Ltd.	5,450	371,028
Yamaguchi Financial Group, Inc.	14,000	133,688
Yamaha Corp.	10,100	92,641
Yamaha Motor Co., Ltd.	18,300	231,573
Yamato Holdings Co., Ltd.	27,700	466,765
Yamato Kogyo Co., Ltd.	2,200	63,167
Yamazaki Baking Co., Ltd.	7,000	91,945
Yaskawa Electric Corp.	16,000	136,157
Yokogawa Electric Corp.*	15,500	139,957

		138,668,357

Lebanon (0.1%)
Banque Audi sal-Audi Saradar Group (Registered) (GDR)	213,297	1,322,441
BLOM Bank SAL (GDR)	183,583	1,341,992

		2,664,433

Luxembourg (0.1%)
ArcelorMittal S.A.	56,797	1,038,690
Millicom International Cellular S.A. (SDR)	5,284	529,394
SES S.A. (FDR)	20,273	486,590
Tenaris S.A.	32,622	602,916

		2,657,590

Macau (0.0%)
Sands China Ltd.*	171,987	486,070
Wynn Macau Ltd.	109,200	274,174

		760,244

Malaysia (0.7%)
AirAsia Bhd	1,964,900	2,336,806
Axiata Group Bhd	3,709,000	6,013,962
CIMB Group Holdings Bhd	1,169,600	2,745,055
	Number of Shares	Value (Note 1)

Sime Darby Bhd	947,000	$2,748,391

		13,844,214

Mauritius (0.0%)
Essar Energy plc*	21,520	57,283

Mexico (0.8%)
America Movil S.A.B. de C.V. (Frankfurt Exchange) (ADR)	145,898	3,297,295
America Movil S.A.B. de C.V. (New York Exchange) (ADR)	800	18,080
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	88,700	6,183,277
Fresnillo plc	12,043	285,591
Grupo Televisa S.A.B. (ADR)	108,200	2,278,692
Mexichem S.A.B. de C.V.	398,000	1,246,362
Wal-Mart de Mexico S.A.B. de C.V.	645,500	1,771,636

		15,080,933

Netherlands (1.6%)
Aegon N.V.*	115,538	463,708
Akzo Nobel N.V.	15,277	738,691
ASML Holding N.V.	28,406	1,193,926
Corio N.V. (REIT)	3,846	167,275
Delta Lloyd N.V.	7,584	127,603
European Aeronautic Defence and Space Co. N.V.	27,576	861,919
Fugro N.V. (CVA)	4,525	262,927
Heineken Holding N.V.	7,786	318,636
Heineken N.V.	16,856	780,354
ING Groep N.V. (CVA)*	256,670	1,847,005
Koninklijke (Royal) KPN N.V.	97,586	1,167,650
Koninklijke Ahold N.V.	76,100	1,024,814
Koninklijke Boskalis Westminster N.V.	4,743	174,276
Koninklijke DSM N.V.	10,424	483,662
Koninklijke Philips Electronics N.V.	67,314	1,418,332
Koninklijke Vopak N.V.	4,736	250,240
QIAGEN N.V.*	15,538	214,172
Randstad Holding N.V.	8,414	248,941
Reed Elsevier N.V.	44,776	521,968
Royal Dutch Shell plc, Class A	241,744	8,901,408
Royal Dutch Shell plc, Class B	179,716	6,849,088
SBM Offshore N.V.	12,000	247,253
TNT Express N.V.	24,589	183,753
Unilever N.V. (CVA)	108,993	3,748,075
Wolters Kluwer N.V.	19,781	341,909

		32,537,585

New Zealand (0.0%)
Auckland International Airport Ltd.	72,138	141,503
Contact Energy Ltd.*	15,749	64,605
Fletcher Building Ltd.	48,640	232,469
Sky City Entertainment Group Ltd.	40,683	108,937
Telecom Corp. of New Zealand Ltd.	131,105	211,248

		758,762

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Norway (0.2%)
Aker Solutions ASA	11,032	$116,115
DNB ASA	64,877	635,118
Gjensidige Forsikring ASA	13,685	158,568
Norsk Hydro ASA	62,749	291,038
Orkla ASA	51,508	384,533
Statoil ASA	75,125	1,928,102
Telenor ASA	49,554	812,802
Yara International ASA	12,650	507,620

		4,833,896

Peru (0.3%)
Cia de Minas Buenaventura S.A. (ADR)	83,440	3,199,089
Credicorp Ltd.	33,770	3,696,802

		6,895,891

Philippines (0.9%)
Ayala Corp.	388,046	2,758,219
Metro Pacific Investments Corp.	47,799,000	4,000,020
Metropolitan Bank & Trust	2,835,421	4,415,144
Philippine Long Distance Telephone Co.	68,410	3,981,581
SM Investments Corp.	278,520	3,718,380

		18,873,344

Poland (0.2%)
Telekomunikacja Polska S.A.	921,864	4,602,908

Portugal (0.4%)
Banco Espirito Santo S.A. (Registered)	39,004	68,149
Cimpor Cimentos de Portugal SGPS S.A.	15,910	109,485
EDP - Energias de Portugal S.A.	130,061	402,480
Galp Energia SGPS S.A., Class B	15,375	226,452
Jeronimo Martins SGPS S.A.*	353,400	5,849,992
Portugal Telecom SGPS S.A. (Registered)	45,241	260,562

		6,917,120

Russia (0.7%)
LUKOIL OAO (Chi-X Alt TS Exchange) (ADR)	4,353	230,491
LUKOIL OAO (OTC Exchange) (ADR)	144,168	7,669,738
Protek*	469,856	234,928
Rosneft Oil Co. (Registered) (London Exchange) (GDR)	627,289	4,140,108
Tatneft (ADR)	64,082	1,896,827

		14,172,092

Singapore (0.5%)
Ascendas Real Estate Investment Trust (REIT)	114,000	160,842
CapitaLand Ltd.	169,000	287,953
CapitaMall Trust (REIT)	137,000	179,561
CapitaMalls Asia Ltd.	85,564	74,544
City Developments Ltd.	31,000	212,714
ComfortDelGro Corp., Ltd.	131,000	142,913
Cosco Corp., (Singapore) Ltd.	77,000	51,945
DBS Group Holdings Ltd.	121,000	1,074,685

Fraser and Neave Ltd.	67,000	$320,265
Genting Singapore plc*	406,457	473,189
Global Logistic Properties Ltd.*	100,000	135,307
Golden Agri-Resources Ltd.	410,225	226,137
Hutchison Port Holdings Trust, Class U	350,000	217,000
Jardine Cycle & Carriage Ltd.	7,000	259,697
Keppel Corp., Ltd.	94,600	678,293
Keppel Land Ltd.	48,000	82,156
Neptune Orient Lines Ltd.	72,750	63,100
Olam International Ltd.	107,000	175,714
Oversea-Chinese Banking Corp., Ltd.	174,000	1,050,399
SembCorp Industries Ltd.	67,000	209,206
SembCorp Marine Ltd.	57,000	167,873
Singapore Airlines Ltd.	36,000	281,994
Singapore Exchange Ltd.	55,000	259,936
Singapore Press Holdings Ltd.	99,000	281,647
Singapore Technologies Engineering Ltd.	105,000	217,763
Singapore Telecommunications Ltd.	536,000	1,276,928
StarHub Ltd.	36,288	81,414
United Overseas Bank Ltd.	84,000	988,921
UOL Group Ltd.	31,000	95,602
Wilmar International Ltd.	130,000	501,137

		10,228,835

South Africa (0.9%)
AVI Ltd.	631,427	3,106,860
Clicks Group Ltd.	534,300	3,059,837
Naspers Ltd., Class N	144,544	6,324,085
Pick n Pay Stores Ltd.	488,057	2,817,382
Sasol Ltd.	47,300	2,258,785

		17,566,949

South Korea (3.5%)
Cheil Industries, Inc.*	25,930	2,286,292
Cheil Worldwide, Inc.*	68,738	1,135,049
Doosan Heavy Industries & Construction Co., Ltd.*	30,995	1,761,204
Hyundai Engineering & Construction Co., Ltd.*	45,489	2,798,570
Hyundai Heavy Industries Co., Ltd.*	7,494	1,687,953
Hyundai Mobis*	12,658	3,225,212
Hyundai Motor Co.*	36,440	6,772,310
Hyundai Steel Co.*	28,186	2,359,038
KB Financial Group, Inc.*	75,341	2,391,414
Korea Aerospace Industries Ltd.*	75,380	2,598,324
Korea Kumho Petrochemical Co., Ltd.*	9,800	1,436,596
Korean Air Lines Co., Ltd.*	54,323	2,063,979
LG Chem Ltd.*	14,128	3,923,331
LG Household & Health Care Ltd.*	2,936	1,242,304
Mando Corp.*	12,029	2,161,535
NCSoft Corp.*	8,481	2,270,740
NHN Corp.*	10,762	1,974,392
Samsung Electronics Co., Ltd.	14,775	13,597,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Samsung Electronics Co., Ltd. (Preference)	4,788	$2,781,847
Samsung Fire & Marine Insurance Co., Ltd.	13,015	2,391,142
Samsung Heavy Industries Co., Ltd.*	39,040	955,110
Shinhan Financial Group Co., Ltd.*	97,589	3,387,779
SK C&C Co., Ltd.*	11,273	1,147,238
SK Innovation Co., Ltd.*	11,531	1,431,594
SSCP Co., Ltd.*	71,190	272,773
Woongjin Coway Co., Ltd.*	76,158	2,425,110

		70,478,407

Spain (1.0%)
Abertis Infraestructuras S.A.	26,106	416,940
Acciona S.A.	1,464	126,439
Acerinox S.A.	6,517	83,587
ACS Actividades de Construccion y Servicios S.A.	9,449	280,053
Amadeus IT Holding S.A., Class A	22,629	367,120
Banco Bilbao Vizcaya Argentaria S.A.	306,364	2,648,697
Banco de Sabadell S.A.	70,039	265,961
Banco Popular Espanol S.A.	65,296	297,473
Banco Santander S.A.	564,176	4,286,185
Bankia S.A.*	57,848	269,157
Bankinter S.A.	11,443	70,348
CaixaBank	49,867	244,931
Distribuidora Internacional de Alimentacion S.A.*	38,467	174,002
EDP Renovaveis S.A.*	11,889	72,751
Enagas S.A.	12,072	223,270
Ferrovial S.A.	24,121	291,113
Fomento de Construcciones y Contratas S.A.	2,498	64,790
Gas Natural SDG S.A.	24,608	422,476
Grifols S.A.*	7,354	123,733
Iberdrola S.A.	254,756	1,595,505
Inditex S.A.	14,410	1,180,181
Indra Sistemas S.A.	6,558	83,493
Mapfre S.A.	47,118	149,712
Red Electrica Corporacion S.A.	6,880	294,425
Repsol YPF S.A.	53,136	1,632,286
Telefonica S.A.	273,287	4,734,297
Zardoya Otis S.A.	10,981	150,649

		20,549,574

Sweden (0.9%)
Alfa Laval AB	22,876	433,451
Assa Abloy AB, Class B	21,485	538,838
Atlas Copco AB, Class A	45,380	975,907
Atlas Copco AB, Class B	26,389	501,548
Boliden AB	18,620	271,912
Electrolux AB, Class B	16,788	267,601
Getinge AB, Class B	13,365	338,686
Hennes & Mauritz AB, Class B	67,975	2,185,812
Hexagon AB, Class B	16,887	252,493
Holmen AB, Class B	4,318	124,043
Husqvarna AB, Class B	27,976	128,903
Industrivarden AB, Class C	7,710	91,977

Investor AB, Class B	29,552	$551,359
Kinnevik Investment AB, Class B	12,656	246,608
Lundin Petroleum AB*	14,944	367,409
Modern Times Group AB, Class B	2,747	131,242
Nordea Bank AB	176,330	1,364,357
Ratos AB, Class B	11,418	133,972
Sandvik AB	66,254	813,006
Scania AB, Class B	21,665	321,101
Securitas AB, Class B	21,200	182,980
Skandinaviska Enskilda Banken AB, Class A	90,976	529,962
Skanska AB, Class B	27,529	456,013
SKF AB, Class B	26,519	561,049
SSAB AB, Class A	10,174	89,661
Svenska Cellulosa AB, Class B	37,846	560,922
Svenska Handelsbanken AB, Class A	32,018	842,083
Swedbank AB, Class A	54,295	703,337
Swedish Match AB	13,971	495,945
Tele2 AB, Class B	21,456	417,457
Telefonaktiebolaget LM Ericsson, Class B	202,094	2,067,323
TeliaSonera AB	144,020	978,751
Volvo AB, Class B	92,361	1,010,569

		18,936,277

Switzerland (3.1%)
ABB Ltd. (Registered)*	147,000	2,766,912
ACE Ltd.	23,642	1,657,777
Actelion Ltd. (Registered)*	7,435	255,274
Adecco S.A. (Registered)*	8,920	373,685
Aryzta AG	5,931	286,668
Baloise Holding AG (Registered)	3,053	209,319
Barry Callebaut AG (Registered)*	124	122,178
Cie Financiere Richemont S.A., Class A	35,123	1,776,529
Credit Suisse Group AG (Registered)*	75,741	1,779,627
GAM Holding AG*	10,272	111,545
Geberit AG (Registered)*	2,601	501,204
Givaudan S.A. (Registered)*	522	497,381
Glencore International plc	55,957	340,653
Holcim Ltd. (Registered)*	16,227	868,100
Julius Baer Group Ltd.*	13,803	539,894
Kuehne + Nagel International AG (Registered)	3,604	404,793
Lindt & Spruengli AG	57	169,550
Lindt & Spruengli AG (Registered)	7	233,930
Lonza Group AG (Registered)*	3,207	189,491
Nestle S.A. (Registered)	220,313	12,665,711
Noble Corp.*	17,828	538,762
Novartis AG (Registered)	155,965	8,916,555
Pargesa Holding S.A.	1,892	123,877
Partners Group Holding AG	903	157,566
Roche Holding AG	46,906	7,950,000
Schindler Holding AG	3,285	382,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Schindler Holding AG (Registered)	1,478	$171,670
SGS S.A. (Registered)	366	605,909
Sika AG	136	256,276
Sonova Holding AG (Registered)*	3,050	319,027
STMicroelectronics N.V.	43,194	256,654
Straumann Holding AG (Registered)	491	84,734
Sulzer AG (Registered)	1,625	173,693
Swatch Group AG	7,702	2,882,203
Swatch Group AG (Registered)	2,966	197,670
Swiss Life Holding AG (Registered)*	2,140	196,844
Swiss Reinsurance Co., Ltd.*	23,423	1,193,718
Swisscom AG (Registered)	1,634	619,121
Syngenta AG (Registered)*	6,344	1,857,341
TE Connectivity Ltd.	29,836	919,247
Transocean Ltd.	21,445	828,074
Tyco International Ltd.	32,421	1,514,385
UBS AG (Registered)*	241,903	2,879,246
Wolseley plc	19,314	639,486
Xstrata plc	137,865	2,093,940
Zurich Financial Services AG*	9,796	2,216,172

		63,724,994

Taiwan (1.3%)
Asustek Computer, Inc.	321,862	2,290,738
Catcher Technology Co., Ltd.	238,000	1,104,363
China Steel Corp.	30,091	28,621
Formosa Plastics Corp.	618,000	1,649,143
Foxconn Technology Co., Ltd.	2,000	6,380
Fubon Financial Holding Co., Ltd.	1,525,849	1,615,095
Hon Hai Precision Industry Co., Ltd.	1,483,033	4,060,353
HTC Corp.	106,812	1,753,214
Largan Precision Co., Ltd.	52,000	972,027
Lung Yen Life Service Corp.	274,000	804,472
MStar Semiconductor, Inc.	216,000	1,127,118
Taiwan Cement Corp.	1,383,000	1,598,633
Taiwan Semiconductor Manufacturing Co., Ltd.	1,970,133	4,932,002
Uni-President Enterprises Corp.	2,056,016	3,004,680
Yuanta Financial Holding Co., Ltd.*	2,240,000	1,142,970

		26,089,809

Thailand (0.8%)
Banpu PCL (NVDR)	158,700	2,746,441
Kasikornbank PCL	90,500	357,124
Kasikornbank PCL (NVDR)	898,900	3,475,937
Land and Houses PCL (NVDR) (NVDR)	16,032,400	3,125,175
PTT PCL	23,600	237,870
PTT PCL (NVDR)	245,100	2,470,421
Siam Cement PCL (NVDR)	281,500	2,792,694
Thai Airways International PCL	1,927,000	1,221,553
Thai Airways International PCL (NVDR)	487,300	308,906

		16,736,121

Turkey (0.7%)
Anadolu Efes Biracilik Ve Malt Sanayii A/S	411,106	$4,949,553
Coca-Cola Icecek A/S	145,186	1,732,649
Turk Telekomunikasyon A/S	675,958	2,505,729
Turkiye Garanti Bankasi A/S	1,461,740	4,554,068

		13,741,999

United Kingdom (6.5%)
3i Group plc	66,027	185,597
Admiral Group plc	14,459	191,315
Aggreko plc	17,652	552,931
AMEC plc	22,573	318,132
Anglo American plc	88,397	3,265,904
Antofagasta plc	26,824	506,141
ARM Holdings plc	90,118	828,523
Associated British Foods plc	24,063	413,684
AstraZeneca plc	89,664	4,142,634
Aviva plc	188,189	879,111
Babcock International Group plc	24,366	278,316
BAE Systems plc	229,504	1,016,153
Balfour Beatty plc	49,527	203,672
Barclays plc	773,487	2,114,757
BG Group plc	226,593	4,843,889
BHP Billiton plc	140,823	4,106,057
BP plc	1,266,701	9,058,894
British American Tobacco plc	131,905	6,259,145
British Land Co. plc (REIT)	60,483	434,427
British Sky Broadcasting Group plc	76,750	873,087
BT Group plc, Class A	511,777	1,517,254
Bunzl plc	22,311	306,297
Burberry Group plc	29,503	542,945
Cairn Energy plc*	91,879	378,552
Capita Group plc	42,386	413,713
Capital Shopping Centres Group plc (REIT)	41,250	200,063
Carnival plc	12,403	409,507
Centrica plc	350,706	1,575,662
Cobham plc	77,862	221,767
Compass Group plc	126,139	1,196,912
Diageo plc	167,457	3,657,754
Eurasian Natural Resources Corp.	16,968	167,463
G4S plc	101,625	428,965
GKN plc	103,615	294,473
GlaxoSmithKline plc	338,698	7,740,060
Hammerson plc (REIT)	47,795	267,212
HSBC Holdings plc	1,195,603	9,117,676
ICAP plc	35,028	188,708
Imperial Tobacco Group plc	67,719	2,560,831
Inmarsat plc	29,611	186,105
Intercontinental Hotels Group plc	20,251	363,874
International Consolidated Airlines Group S.A.*	63,077	142,049
International Power plc	103,564	542,335
Intertek Group plc	10,772	340,433
Invensys plc	54,867	179,790
Investec plc	34,104	179,546
ITV plc	253,129	267,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

J Sainsbury plc	79,000	$371,619
Johnson Matthey plc	14,603	416,377
Kazakhmys plc	14,558	209,582
Kingfisher plc	160,673	625,560
Land Securities Group plc (REIT)	51,426	507,539
Legal & General Group plc	398,734	636,572
Lloyds Banking Group plc*	2,735,599	1,100,544
London Stock Exchange Group plc	9,901	122,241
Lonmin plc	10,347	157,475
Man Group plc	129,264	252,339
Marks & Spencer Group plc	107,420	518,820
Meggitt plc	52,256	286,310
National Grid plc	239,332	2,323,016
Next plc	11,909	506,199
Old Mutual plc	358,376	754,136
Pearson plc	55,172	1,036,754
Petrofac Ltd.	18,651	417,386
Prudential plc	167,988	1,665,753
Randgold Resources Ltd.	6,129	626,783
Reckitt Benckiser Group plc	40,957	2,022,678
Reed Elsevier plc	82,492	664,891
Resolution Ltd.	93,803	366,230
Rexam plc	59,650	326,821
Rio Tinto plc	93,345	4,530,149
Rolls-Royce Holdings plc*	126,126	1,462,197
Rolls-Royce Holdings plc (Preference), Class C*†(b)	8,702,694	13,515
Royal Bank of Scotland Group plc*	1,149,810	360,345
RSA Insurance Group plc	232,102	379,198
SABMiller plc	162,798	5,709,037
SABMiller plc (Quote MTF Exchange)	63,252	2,226,391
Sage Group plc	89,347	408,220
Schroders plc	7,922	161,660
Segro plc (REIT)	53,370	172,812
Serco Group plc	33,377	245,695
Severn Trent plc	16,096	373,956
Smith & Nephew plc	60,237	585,143
Smiths Group plc	26,526	376,933
SSE plc	62,797	1,259,032
Standard Chartered plc	158,609	3,470,646
Standard Life plc	152,112	487,342
Subsea 7 S.A.*	18,879	350,380
Tate & Lyle plc	31,406	343,609
Tesco plc	531,675	3,331,251
TUI Travel plc	36,884	94,972
Tullow Oil plc	60,182	1,310,346
Unilever plc	85,573	2,874,516
United Utilities Group plc	46,387	436,556
Vedanta Resources plc	7,791	122,809
Vodafone Group plc	3,393,167	9,427,293
Weir Group plc	14,046	443,249
Whitbread plc	11,912	289,330
WM Morrison Supermarkets plc	141,807	718,378

		131,740,804

United States (39.6%)
3M Co.	49,261	4,026,102
Abbott Laboratories, Inc.	109,501	6,157,241

Abercrombie & Fitch Co., Class A	6,053	$295,629
Adobe Systems, Inc.*	34,481	974,778
Advanced Micro Devices, Inc.*	41,905	226,287
AES Corp.*	45,052	533,416
Aetna, Inc.	25,467	1,074,453
Aflac, Inc.	32,862	1,421,610
Agilent Technologies, Inc.*	24,544	857,322
AGL Resources, Inc.	8,135	343,785
Air Products and Chemicals, Inc.	14,767	1,258,001
Airgas, Inc.	4,752	371,036
Akamai Technologies, Inc.*	12,608	406,986
Alcoa, Inc.	74,577	645,091
Allegheny Technologies, Inc.	7,384	352,955
Allergan, Inc.	21,476	1,884,304
Allstate Corp.	35,523	973,685
Alpha Natural Resources, Inc.*	15,200	310,536
Altera Corp.	22,699	842,133
Altria Group, Inc.	144,611	4,287,716
Amazon.com, Inc.*	25,573	4,426,686
Ameren Corp.	16,975	562,382
American Electric Power Co., Inc.	33,954	1,402,640
American Express Co.	71,026	3,350,296
American International Group, Inc.*	30,667	711,474
American Tower Corp., Class A	27,609	1,656,816
Ameriprise Financial, Inc.	15,905	789,524
AmerisourceBergen Corp.	18,160	675,370
Amgen, Inc.	55,763	3,580,542
Amphenol Corp., Class A	11,623	527,568
Anadarko Petroleum Corp.	35,007	2,672,084
Analog Devices, Inc.	21,008	751,666
Aon Corp.	22,809	1,067,461
Apache Corp.	27,000	2,445,660
Apartment Investment & Management Co. (REIT), Class A	8,573	196,407
Apollo Group, Inc., Class A*	8,170	440,118
Apple, Inc.*	65,327	26,457,435
Applied Materials, Inc.	91,455	979,483
Archer-Daniels-Midland Co.	46,818	1,338,995
Assurant, Inc.	6,460	265,248
AT&T, Inc.	416,535	12,596,018
Autodesk, Inc.*	15,803	479,305
Automatic Data Processing, Inc.	34,385	1,857,134
AutoNation, Inc.*	3,460	127,570
AutoZone, Inc.*	1,963	637,916
AvalonBay Communities, Inc. (REIT)	6,687	873,322
Avery Dennison Corp.	7,489	214,785
Avon Products, Inc.	30,285	529,079
Baker Hughes, Inc.	30,688	1,492,664
Ball Corp.	11,419	407,772
Bank of America Corp.	712,506	3,961,533
Bank of New York Mellon Corp.	85,237	1,697,069
Baxter International, Inc.	39,725	1,965,593
BB&T Corp.	49,018	1,233,783
Beam, Inc.	10,947	560,815
Becton, Dickinson and Co.	15,082	1,126,927

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Bed Bath & Beyond, Inc.*	16,875	$978,244
Bemis Co., Inc.	7,220	217,178
Berkshire Hathaway, Inc., Class B*	123,574	9,428,696
Best Buy Co., Inc.	20,630	482,123
Big Lots, Inc.*	4,577	172,828
Biogen Idec, Inc.*	17,078	1,879,434
BlackRock, Inc.	6,989	1,245,719
BMC Software, Inc.*	11,849	388,410
Boeing Co.	52,246	3,832,244
BorgWarner, Inc.*	7,719	492,009
Boston Properties, Inc. (REIT)	10,381	1,033,948
Boston Scientific Corp.*	104,147	556,145
Bristol-Myers Squibb Co.	119,103	4,197,190
Broadcom Corp., Class A*	34,112	1,001,528
Brown-Forman Corp., Class B	7,042	566,951
C.H. Robinson Worldwide, Inc.	11,520	803,866
C.R. Bard, Inc.	5,985	511,718
CA, Inc.	26,013	525,853
Cablevision Systems Corp. - New York Group, Class A	15,573	221,448
Cabot Oil & Gas Corp.	7,371	559,459
Cameron International Corp.*	17,176	844,887
Campbell Soup Co.	12,663	420,918
Capital One Financial Corp.	32,404	1,370,365
Cardinal Health, Inc.	24,306	987,067
CareFusion Corp.*	15,882	403,562
CarMax, Inc.*	15,984	487,192
Carnival Corp.	31,809	1,038,246
Caterpillar, Inc.	45,454	4,118,132
CBRE Group, Inc.*	22,727	345,905
CBS Corp., Class B	46,000	1,248,440
Celgene Corp.*	31,204	2,109,390
CenterPoint Energy, Inc.	30,082	604,347
Central European Distribution Corp. (Euro Comp Exchange)*	142,325	622,672
Central European Distribution Corp. (NASDAQ)*	9,755	42,678
CenturyLink, Inc.	43,423	1,615,336
Cerner Corp.*	10,334	632,957
CF Industries Holdings, Inc.	4,574	663,139
Charles Schwab Corp.	76,202	858,035
Chesapeake Energy Corp.	46,153	1,028,750
Chevron Corp.	139,988	14,894,723
Chipotle Mexican Grill, Inc.*	2,190	739,651
Chubb Corp.	19,546	1,352,974
Cigna Corp.	20,075	843,150
Cincinnati Financial Corp.	11,308	344,442
Cintas Corp.	7,786	271,031
Cisco Systems, Inc.	377,857	6,831,655
Citigroup, Inc.	205,516	5,407,126
Citrix Systems, Inc.*	13,036	791,546
Cliffs Natural Resources, Inc.	10,041	626,056
Clorox Co.	9,333	621,204
CME Group, Inc.	4,687	1,142,081
CMS Energy Corp.	17,492	386,223
Coach, Inc.	20,519	1,252,480
Coca-Cola Co.	159,639	11,169,941
Coca-Cola Enterprises, Inc.	21,784	561,592
Cognizant Technology Solutions Corp., Class A*	21,205	1,363,694

Colgate-Palmolive Co.	34,045	$3,145,418
Comcast Corp., Class A	191,508	4,540,655
Comerica, Inc.	14,049	362,464
Computer Sciences Corp.	10,759	254,988
ConAgra Foods, Inc.	28,965	764,676
ConocoPhillips	93,324	6,800,520
Consol Energy, Inc.	15,931	584,668
Consolidated Edison, Inc.	20,617	1,278,873
Constellation Brands, Inc., Class A*	12,241	253,021
Constellation Energy Group, Inc.	14,131	560,577
Cooper Industries plc	11,114	601,823
Corning, Inc.	110,733	1,437,314
Costco Wholesale Corp.	30,452	2,537,261
Coventry Health Care, Inc.*	10,300	312,811
CSX Corp.	73,802	1,554,270
Cummins, Inc.	13,594	1,196,544
CVS Caremark Corp.	91,490	3,730,962
D.R. Horton, Inc.	19,495	245,832
Danaher Corp.	40,050	1,883,952
Darden Restaurants, Inc.	9,165	417,741
DaVita, Inc.*	6,521	494,357
Dean Foods Co.*	12,705	142,296
Deere & Co.	29,100	2,250,885
Dell, Inc.*	107,336	1,570,326
Denbury Resources, Inc.*	27,821	420,097
DENTSPLY International, Inc.	9,902	346,471
Devon Energy Corp.	28,390	1,760,180
DeVry, Inc.	4,275	164,416
Diamond Offshore Drilling, Inc.	4,823	266,519
DIRECTV, Class A*	49,595	2,120,682
Discover Financial Services	38,652	927,648
Discovery Communications, Inc., Class A*	18,577	761,100
Dollar Tree, Inc.*	8,372	695,797
Dominion Resources, Inc.	40,045	2,125,589
Dover Corp.	12,957	752,154
Dow Chemical Co.	83,084	2,389,496
Dr. Pepper Snapple Group, Inc.	15,148	598,043
DTE Energy Co.	11,951	650,732
Duke Energy Corp.	93,696	2,061,312
Dun & Bradstreet Corp.	3,455	258,538
E*TRADE Financial Corp.*	17,513	139,403
E.I. du Pont de Nemours & Co.	64,884	2,970,390
Eastman Chemical Co.	9,539	372,593
Eaton Corp.	23,492	1,022,607
eBay, Inc.*	80,770	2,449,754
Ecolab, Inc.	21,105	1,220,080
Edison International	22,875	947,025
Edwards Lifesciences Corp.*	8,094	572,246
El Paso Corp.	54,223	1,440,705
Electronic Arts, Inc.*	23,193	477,776
Eli Lilly and Co.	71,622	2,976,610
EMC Corp.*	143,386	3,088,534
Emerson Electric Co.	51,715	2,409,402
Entergy Corp.	12,405	906,185
EOG Resources, Inc.	18,908	1,862,627
EQT Corp.	10,517	576,226
Equifax, Inc.	8,560	331,614
Equity Residential (REIT)	20,919	1,193,011
Estee Lauder Cos., Inc., Class A	7,820	878,342

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Exelon Corp.	46,629	$2,022,300
Expedia, Inc.	6,615	191,953
Expeditors International of Washington, Inc.	14,981	613,622
Express Scripts, Inc.*	34,128	1,525,180
Exxon Mobil Corp.	336,900	28,555,644
F5 Networks, Inc.*	5,608	595,121
Family Dollar Stores, Inc.	8,219	473,908
Fastenal Co.	20,741	904,515
Federated Investors, Inc., Class B	6,424	97,324
FedEx Corp.	22,302	1,862,440
Fidelity National Information Services, Inc.	16,911	449,663
Fifth Third Bancorp	64,494	820,364
First Horizon National Corp.	18,162	145,296
First Solar, Inc.*	4,103	138,517
FirstEnergy Corp.	29,463	1,305,211
Fiserv, Inc.*	9,957	584,874
FLIR Systems, Inc.	11,066	277,425
Flowserve Corp.	3,873	384,666
Fluor Corp.	11,878	596,870
FMC Corp.	4,959	426,672
FMC Technologies, Inc.*	16,840	879,553
Ford Motor Co.*	267,142	2,874,448
Forest Laboratories, Inc.*	18,780	568,283
Franklin Resources, Inc.	10,276	987,113
Freeport-McMoRan Copper & Gold, Inc.	66,638	2,451,612
Frontier Communications Corp.	70,998	365,640
GameStop Corp., Class A*	9,923	239,442
Gannett Co., Inc.	16,628	222,316
Gap, Inc.	24,223	449,337
General Dynamics Corp.	25,031	1,662,309
General Electric Co.	742,070	13,290,474
General Mills, Inc.	45,157	1,824,794
Genuine Parts Co.	10,928	668,794
Genworth Financial, Inc., Class A*	33,986	222,608
Gilead Sciences, Inc.*	52,797	2,160,981
Goldman Sachs Group, Inc.	34,604	3,129,240
Goodrich Corp.	8,805	1,089,179
Goodyear Tire & Rubber Co.*	16,857	238,864
Google, Inc., Class A*	17,758	11,469,892
H&R Block, Inc.	20,526	335,190
H.J. Heinz Co.	22,517	1,216,819
Halliburton Co.	64,690	2,232,452
Harley-Davidson, Inc.	16,335	634,941
Harman International Industries, Inc.	4,833	183,847
Harris Corp.	8,100	291,924
Hartford Financial Services Group, Inc.	31,470	511,388
Hasbro, Inc.	8,147	259,808
HCP, Inc. (REIT)	28,792	1,192,853
Health Care REIT, Inc. (REIT)	13,348	727,866
Helmerich & Payne, Inc.	7,563	441,377
Hershey Co.	10,789	666,544
Hess Corp.	20,948	1,189,846
Hewlett-Packard Co.	139,661	3,597,667
Home Depot, Inc.	108,354	4,555,202
Honeywell International, Inc.	54,350	2,953,923

Hormel Foods Corp.	9,605	$281,330
Hospira, Inc.*	11,511	349,589
Host Hotels & Resorts, Inc. (REIT)	49,340	728,752
Hudson City Bancorp, Inc.	36,541	228,381
Humana, Inc.	11,493	1,006,902
Huntington Bancshares, Inc./Ohio	61,747	338,991
Illinois Tool Works, Inc.	33,964	1,586,458
Integrys Energy Group, Inc.	5,581	302,379
Intel Corp.	357,904	8,679,172
IntercontinentalExchange, Inc.*	5,088	613,358
International Business Machines Corp.	82,842	15,232,987
International Flavors & Fragrances, Inc.	5,720	299,842
International Game Technology	20,729	356,539
International Paper Co.	30,874	913,870
Interpublic Group of Cos., Inc.	32,424	315,486
Intuit, Inc.	20,894	1,098,815
Intuitive Surgical, Inc.*	2,734	1,265,869
Invesco Ltd.	31,480	632,433
Iron Mountain, Inc.	13,049	401,909
J.C. Penney Co., Inc.	9,979	350,762
J.M. Smucker Co.	7,948	621,295
Jabil Circuit, Inc.	12,723	250,134
Jacobs Engineering Group, Inc.*	9,046	367,087
JDS Uniphase Corp.*	16,087	167,948
Johnson & Johnson	191,950	12,588,081
Johnson Controls, Inc.	47,956	1,499,105
Joy Global, Inc.	7,395	554,403
JPMorgan Chase & Co.	267,076	8,880,277
Juniper Networks, Inc.*	37,110	757,415
Kellogg Co.	17,477	883,812
KeyCorp	67,564	519,567
Kimberly-Clark Corp.	27,706	2,038,053
Kimco Realty Corp. (REIT)	28,806	467,809
KLA-Tencor Corp.	11,818	570,219
Kohl’s Corp.	17,815	879,170
Kraft Foods, Inc., Class A	124,192	4,639,813
Kroger Co.	41,858	1,013,801
L-3 Communications Holdings, Inc.	7,020	468,094
Laboratory Corp. of America Holdings*	6,951	597,577
Legg Mason, Inc.	8,731	209,981
Leggett & Platt, Inc.	9,687	223,188
Lennar Corp., Class A	11,148	219,058
Leucadia National Corp.	13,730	312,220
Lexmark International, Inc., Class A	5,049	166,970
Life Technologies Corp.*	12,488	485,908
Limited Brands, Inc.	17,288	697,571
Lincoln National Corp.	21,361	414,831
Linear Technology Corp.	16,067	482,492
Lockheed Martin Corp.	18,650	1,508,785
Loews Corp.	21,465	808,157
Lorillard, Inc.	9,490	1,081,860
Lowe’s Cos., Inc.	88,009	2,233,668
LSI Corp.*	39,998	237,988
M&T Bank Corp.	8,873	677,365
Macy’s, Inc.	29,415	946,575

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Marathon Oil Corp.	49,465	$1,447,841
Marathon Petroleum Corp.	25,081	834,946
Marriott International, Inc., Class A	18,847	549,767
Marsh & McLennan Cos., Inc.	37,818	1,195,805
Masco Corp.	24,844	260,365
Mastercard, Inc., Class A	7,495	2,794,286
Mattel, Inc.	23,813	661,049
McCormick & Co., Inc. (Non-Voting)	9,429	475,410
McDonald’s Corp.	71,920	7,215,734
McGraw-Hill Cos., Inc.	20,624	927,461
McKesson Corp.	17,328	1,350,024
Mead Johnson Nutrition Co.	73,623	5,060,109
MeadWestvaco Corp.	12,038	360,538
Medco Health Solutions, Inc.*	27,220	1,521,598
Medtronic, Inc.	74,190	2,837,768
Merck & Co., Inc.	214,231	8,076,509
MetLife, Inc.	74,353	2,318,327
MetroPCS Communications, Inc.*	20,512	178,044
Microchip Technology, Inc.	13,352	489,084
Micron Technology, Inc.*	70,157	441,288
Microsoft Corp.	526,244	13,661,294
Molex, Inc.	9,583	228,650
Molson Coors Brewing Co., Class B	11,074	482,162
Monsanto Co.	37,639	2,637,365
Moody’s Corp.	13,734	462,561
Morgan Stanley	104,343	1,578,710
Mosaic Co.	20,950	1,056,509
Motorola Mobility Holdings, Inc.*	18,539	719,313
Motorola Solutions, Inc.	20,137	932,142
Murphy Oil Corp.	13,538	754,608
Mylan, Inc.*	29,761	638,671
NASDAQ OMX Group, Inc.*	8,902	218,188
National Oilwell Varco, Inc.	29,798	2,025,966
NetApp, Inc.*	25,208	914,294
Netflix, Inc.*	3,898	270,092
Newell Rubbermaid, Inc.	20,137	325,213
Newfield Exploration Co.*	9,287	350,399
Newmont Mining Corp.	34,786	2,087,508
News Corp., Class A	154,141	2,749,875
NextEra Energy, Inc.	29,744	1,810,815
NIKE, Inc., Class B	26,073	2,512,655
NiSource, Inc.	19,763	470,557
Noble Energy, Inc.	12,312	1,162,130
Nordstrom, Inc.	11,430	568,185
Norfolk Southern Corp.	23,625	1,721,317
Northeast Utilities	12,507	451,127
Northern Trust Corp.	17,051	676,243
Northrop Grumman Corp.	18,366	1,074,044
Novellus Systems, Inc.*	4,572	188,778
NRG Energy, Inc.*	16,168	292,964
Nucor Corp.	22,210	878,850
NVIDIA Corp.*	43,161	598,211
NYSE Euronext	18,497	482,772
Occidental Petroleum Corp.	57,063	5,346,803
Omnicom Group, Inc.	19,451	867,126
ONEOK, Inc.	7,229	626,682
Oracle Corp.	276,579	7,094,251

Orchard Supply Hardware Stores Corp., Class A*†	121	$—
O’Reilly Automotive, Inc.*	9,021	721,229
Owens-Illinois, Inc.*	11,351	219,982
PACCAR, Inc.	25,180	943,495
Pall Corp.	8,042	459,600
Parker Hannifin Corp.	10,620	809,775
Patterson Cos., Inc.	6,702	197,843
Paychex, Inc.	22,685	683,045
Peabody Energy Corp.	19,187	635,282
People’s United Financial, Inc.	25,355	325,812
Pepco Holdings, Inc.	16,134	327,520
PepsiCo, Inc.	109,888	7,291,069
PerkinElmer, Inc.	7,866	157,320
Perrigo Co.	6,555	637,801
Pfizer, Inc.	540,296	11,692,005
PG&E Corp.	28,540	1,176,419
Philip Morris International, Inc.	122,088	9,581,466
Pinnacle West Capital Corp.	7,768	374,262
Pioneer Natural Resources Co.	8,607	770,154
Pitney Bowes, Inc.	14,106	261,525
Plum Creek Timber Co., Inc. (REIT)	11,228	410,496
PNC Financial Services Group, Inc.	36,732	2,118,334
PPG Industries, Inc.	10,855	906,284
PPL Corp.	40,515	1,191,951
Praxair, Inc.	21,057	2,250,993
Precision Castparts Corp.	10,143	1,671,465
priceline.com, Inc.*	3,500	1,636,985
Principal Financial Group, Inc.	21,452	527,719
Procter & Gamble Co.	193,389	12,900,980
Progress Energy, Inc.	20,759	1,162,919
Progressive Corp.	43,350	845,758
ProLogis, Inc. (REIT)	32,064	916,710
Prudential Financial, Inc.	33,177	1,662,831
Public Service Enterprise Group, Inc.	35,728	1,179,381
Public Storage (REIT)	9,983	1,342,314
PulteGroup, Inc.*	23,321	147,156
QEP Resources, Inc.	12,585	368,741
QUALCOMM, Inc.	118,155	6,463,079
Quanta Services, Inc.*	14,951	322,045
Quest Diagnostics, Inc.	11,155	647,659
R.R. Donnelley & Sons Co.	13,152	189,783
Ralph Lauren Corp.	4,526	624,950
Range Resources Corp.	10,996	681,092
Raytheon Co.	24,328	1,176,989
Red Hat, Inc.*	13,605	561,750
Regions Financial Corp.	87,131	374,663
Republic Services, Inc.	21,988	605,769
Reynolds American, Inc.	23,724	982,648
Robert Half International, Inc.	10,208	290,520
Rockwell Automation, Inc.	10,042	736,782
Rockwell Collins, Inc.	10,570	585,261
Roper Industries, Inc.	6,752	586,546
Ross Stores, Inc.	16,190	769,511
Rowan Cos., Inc.*	8,695	263,719
Ryder System, Inc.	3,589	190,719
Safeway, Inc.	23,685	498,332
SAIC, Inc.*	19,536	240,097
Salesforce.com, Inc.*	9,563	970,262

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Samsonite International S.A.*	1,551,000	$2,432,362
SanDisk Corp.*	16,899	831,600
Sara Lee Corp.	41,391	783,118
SCANA Corp.	8,109	365,392
Schlumberger Ltd.	94,361	6,445,800
Scripps Networks Interactive, Inc., Class A	6,900	292,698
Sealed Air Corp.	11,077	190,635
Sears Holdings Corp.*	2,687	85,393
Sempra Energy	16,854	926,970
Sherwin-Williams Co.	6,054	540,441
Sigma-Aldrich Corp.	8,412	525,414
Simon Property Group, Inc. (REIT)	20,654	2,663,127
Sims Metal Management Ltd.	12,541	162,261
SLM Corp.	35,908	481,167
Snap-on, Inc.	4,034	204,201
Southern Co.	60,593	2,804,850
Southwest Airlines Co.	54,730	468,489
Southwestern Energy Co.*	24,387	778,921
Spectra Energy Corp.	45,727	1,406,105
Sprint Nextel Corp.*	210,287	492,072
St. Jude Medical, Inc.	22,423	769,109
Stanley Black & Decker, Inc.	11,906	804,846
Staples, Inc.	49,207	683,485
Starbucks Corp.	52,402	2,411,016
Starwood Hotels & Resorts Worldwide, Inc.	13,566	650,761
State Street Corp.	34,580	1,393,920
Stericycle, Inc.*	6,045	471,026
Stryker Corp.	22,769	1,131,847
Sunoco, Inc.	7,506	307,896
SunTrust Banks, Inc.	37,968	672,034
SUPERVALU, Inc.	14,720	119,526
Symantec Corp.*	51,763	810,091
Synthes, Inc.	4,385	735,268
Sysco Corp.	41,398	1,214,203
T. Rowe Price Group, Inc.	17,714	1,008,812
Target Corp.	47,144	2,414,716
TECO Energy, Inc.	14,908	285,339
Tenet Healthcare Corp.*	30,549	156,716
Teradata Corp.*	11,801	572,467
Teradyne, Inc.*	12,858	175,255
Tesoro Corp.*	9,933	232,035
Texas Instruments, Inc.	80,140	2,332,875
Textron, Inc.	19,738	364,956
Thermo Fisher Scientific, Inc.*	26,702	1,200,789
Tiffany & Co.	8,906	590,112
Time Warner Cable, Inc.	22,431	1,425,939
Time Warner, Inc.	70,351	2,542,485
Titanium Metals Corp.	5,595	83,813
TJX Cos., Inc.	26,439	1,706,637
Torchmark Corp.	7,100	308,069
Total System Services, Inc.	11,497	224,881
Travelers Cos., Inc.	29,003	1,716,108
TripAdvisor, Inc.*	6,615	166,752
Tyson Foods, Inc., Class A	20,672	426,670
U.S. Bancorp	134,068	3,626,539
Union Pacific Corp.	33,950	3,596,663
United Parcel Service, Inc., Class B	67,827	4,964,258
United States Steel Corp.	9,973	263,886

United Technologies Corp.	63,692	$4,655,248
UnitedHealth Group, Inc.	74,926	3,797,250
Unum Group	20,543	432,841
Urban Outfitters, Inc.*	7,807	215,161
Valero Energy Corp.	39,346	828,233
Varian Medical Systems, Inc.*	7,913	531,200
Ventas, Inc. (REIT)	20,289	1,118,533
VeriSign, Inc.	11,183	399,457
Verizon Communications, Inc.	199,000	7,983,880
VF Corp.	6,132	778,703
Viacom, Inc., Class B	38,815	1,762,589
Visa, Inc., Class A	35,720	3,626,652
Vornado Realty Trust (REIT)	13,021	1,000,794
Vulcan Materials Co.	9,217	362,689
W.W. Grainger, Inc.	4,249	795,370
Walgreen Co.	62,508	2,066,514
Wal-Mart Stores, Inc.	122,727	7,334,166
Walt Disney Co.	126,273	4,735,237
Washington Post Co., Class B	338	127,362
Waste Management, Inc.	32,358	1,058,430
Waters Corp.*	6,335	469,107
Watson Pharmaceuticals, Inc.*	8,945	539,741
WellPoint, Inc.	24,451	1,619,879
Wells Fargo & Co.	370,677	10,215,858
Western Digital Corp.*	16,410	507,889
Western Union Co.	43,483	794,000
Weyerhaeuser Co. (REIT)	37,845	706,566
Whirlpool Corp.	5,276	250,346
Whole Foods Market, Inc.	11,236	781,801
Williams Cos., Inc.	41,443	1,368,448
Windstream Corp.	41,004	481,387
Wisconsin Energy Corp.	16,218	566,981
Wyndham Worldwide Corp.	10,729	405,878
Wynn Resorts Ltd.	5,587	617,308
Xcel Energy, Inc.	34,278	947,444
Xerox Corp.	97,081	772,765
Xilinx, Inc.	18,483	592,565
Xylem, Inc.	12,971	333,225
Yahoo!, Inc.*	87,182	1,406,246
Yum! Brands, Inc.	107,512	6,344,283
Zimmer Holdings, Inc.*	12,596	672,878
Zions Bancorp	12,697	206,707

		802,543,321

Total Common Stocks (91.6%) (Cost $1,550,753,091)		1,857,902,388

PREFERRED STOCK:
United States (0.0%)
Orchard Supply Hardware Stores Corp., (Zero Coupon) (Cost $137)†	121	—

Total Investments (91.6%) (Cost $1,550,753,228)		1,857,902,388
Other Assets Less Liabilities (8.4%)		170,979,568

Net Assets (100%)		$2,028,881,956

*	Non-income producing.
†	Securities (totaling $13,515 or 0.0% of net assets) by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(b)	Illiquid Security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Asia Pacific Holdings Ltd.	$449,422	$—	$400,316	$—	$6,565	$27,720
AXA S.A.	1,873,685	77,267	—	1,511,206	97,834	—
BlackRock Liquidity Funds TempFund	243,310,513	270,084,260	513,394,773	—	142,859	—

	$245,633,620	$270,161,527	$513,795,089	$1,511,206	$247,258	$27,720

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	1,198	March-12	$34,991,599	$35,785,805	$794,206
FTSE 100 Index	261	March-12	21,960,241	22,439,235	478,994
S&P 500 E-Mini Index	1,131	March-12	69,778,487	70,834,530	1,056,043
SPI 200 Index	85	March-12	8,934,297	8,735,095	(199,202)
TOPIX Index	240	March-12	22,587,653	22,699,753	112,100

					$2,242,141

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	2,166	$2,197,437	$2,175,660	$21,777
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	2,850	2,891,365	2,868,497	22,868
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	HSBC Bank plc	3,050	3,094,267	3,018,097	76,170
British Pound vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	4,725	7,332,784	7,384,892	(52,108)
British Pound vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	5,020	7,790,598	7,788,379	2,219
British Pound vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	5,058	7,849,570	7,927,757	(78,187)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	9,764	12,645,102	12,769,554	(124,452)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	9,090	11,772,046	11,865,545	(93,499)
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	572,000	7,441,186	7,337,463	103,723
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	629,350	8,187,255	8,073,713	113,542
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	HSBC Bank plc	620,000	8,065,621	7,994,842	70,779

					$62,832

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	5,300	$5,209,042	$5,376,924	$(167,882)
British Pound vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	11,520	17,827,181	17,878,249	(51,068)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	14,671	19,096,158	19,000,092	96,066
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	1,533,547	19,690,414	19,950,008	(259,594)

					$(382,478)

					$(319,646)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$97,534,120	$103,002,403	$—	$200,536,523
Consumer Staples	120,113,919	119,490,772	—	239,604,691
Energy	115,891,752	78,580,019	—	194,471,771
Financials	121,602,216	206,407,787	—	328,010,003
Health Care	94,865,233	74,406,179	—	169,271,412
Industrials	85,558,444	103,524,115	13,515	189,096,074
Information Technology	157,551,502	80,891,052	—	238,442,554
Materials	38,271,933	85,574,323	—	123,846,256
Telecommunication Services	31,971,137	69,434,785	—	101,405,922
Utilities	35,319,387	37,897,795	—	73,217,182
Forward Currency Contracts	—	507,144	—	507,144
Futures	2,441,343	—	—	2,441,343
Preferred Stocks
Consumer Discretionary	—	—	—	—

Total Assets	$901,120,986	$959,716,374	$13,515	$1,860,850,875

Liabilities:
Forward Currency Contracts	$—	$(826,790)	$—	$(826,790)
Futures	(199,202)	—	—	(199,202)

Total Liabilities	$(199,202)	$(826,790)	$—	$(1,025,992)

Total	$900,921,784	$958,889,584	$13,515	$1,859,824,883

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Common Stocks- Industrials	Investments in Common Stocks- Utilities	Investments in Preferred Stocks- Consumer Discretionary††

Balance as of 12/31/10	$—	$12,585	$1,406,771	$—
Total gains or losses (realized/unrealized) included in earnings	—	13,451	(343,631)	—
Purchases	—	—	177,024	—
Sales	—	(12,521)	(1,240,164)	—
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of 12/31/11	$—	$13,515	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$13,515	$—	$—

††	Security received through corporate action with $0 market value.

Fair Values of Derivative Instruments as of December 31, 2011:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	507,144
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,441,343	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,948,487

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(826,790)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets -	—
	Unrealized depreciation	(199,202	) *
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(1,025,992)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	828,449	—	828,449
Credit contracts	—	—	—	—	—
Equity contracts	—	(104,153,507)	—	—	(104,153,507)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(104,153,507)	$828,449	$—	$(103,325,058)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(372,128)	—	(372,128)
Credit contracts	—	—	—	—	—
Equity contracts	—	(4,420,081)	—	—	(4,420,081)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(4,420,081)	$(372,128)	$—	$(4,792,209)

This Portfolio held forward foreign currency contracts with an average settlement value of approximately $251,716,000 and futures contracts with an average notional balance of approximately $323,466,000 during the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$394,867,738
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$358,226,906

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$423,278,031
Aggregate gross unrealized depreciation	(130,434,015)

Net unrealized appreciation	$292,844,016

Federal income tax cost of investments	$1,565,058,372

For the year ended December 31, 2011, the Portfolio incurred approximately $6,094 as brokerage commissions with Morgan Stanley & Co., Inc., and $1,026 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $667,854,728, which expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,721,713)	$1,511,206
Unaffiliated Issuers (Cost $1,548,031,515)	1,856,391,182
Cash	86,122,912
Foreign cash (Cost $71,911,775)	71,121,900
Cash held as collateral at broker	12,254,000
Dividends, interest and other receivables	3,394,035
Due from broker for futures variation margin	938,740
Receivable for securities sold	740,948
Receivable from Separate Accounts for Trust shares sold	571,011
Unrealized appreciation on forward foreign currency contracts	507,144
Receivable from sub-advisor	9,523
Other assets	9,407

Total assets	2,033,572,008

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,317,150
Investment management fees payable	1,248,336
Unrealized depreciation on forward foreign currency contracts	826,790
Payable for securities purchased	552,680
Distribution fees payable - Class IB	303,618
Administrative fees payable	220,714
Trustees’ fees payable	1,778
Accrued expenses	218,986

Total liabilities	4,690,052

NET ASSETS	$2,028,881,956

Net assets were comprised of:
Paid in capital	$2,506,788,107
Accumulated undistributed net investment income (loss)	2,231,111
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(788,422,095)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	308,284,833

Net assets	$2,028,881,956

Class IA
Net asset value, offering and redemption price per share, $40,713,654 / 3,791,663 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.74

Class IB
Net asset value, offering and redemption price per share, $1,428,265,899 / 133,323,437 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.71

Class K
Net asset value, offering and redemption price per share, $559,902,403 / 52,143,521 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.74

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($247,258 of dividend income received from affiliates) (net of $3,160,827 foreign withholding tax)	$53,241,802
Interest	451,283

Total income	53,693,085

EXPENSES
Investment management fees	16,985,243
Distribution fees - Class IB	4,245,842
Administrative fees	3,667,702
Custodian fees	871,000
Printing and mailing expenses	171,359
Professional fees	104,340
Trustees’ fees	60,298
Miscellaneous	99,210

Gross expenses	26,204,994
Less: Reimbursement from sub-advisor	(81,979)

Net expenses	26,123,015

NET INVESTMENT INCOME (LOSS)	27,570,070

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($27,720 of realized gain (loss) from affiliates) (net of India tax of $66,754 on realized gain (loss) on investments)	14,723,708
Futures	(104,153,507)
Foreign currency transactions	13,720,968

Net realized gain (loss)	(75,708,831)

Change in unrealized appreciation (depreciation) on:
Securities	(225,716,216)
Futures	(4,420,081)
Foreign currency translations	(9,390,739)

Net change in unrealized appreciation (depreciation)	(239,527,036)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(315,235,867)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(287,665,797)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,570,070		$22,571,646
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	(75,708,831)		256,310,072
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(239,527,036)		(9,802,155)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(287,665,797)		269,079,563

DIVIDENDS:
Dividends from net investment income
Class IA	(2,394,857)		(8,973,441)
Class IB	(28,897,618)		(19,814,198)
Class K†	(11,095,179)		—

TOTAL DIVIDENDS	(42,387,654)		(28,787,639)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,484,679 and 10,073,824 shares, respectively ]	43,288,443		109,063,806
Capital shares issued in reinvestment of dividends [ 218,671 and 730,274 shares, respectively ]	2,394,857		8,973,441
Capital shares repurchased [ (55,334,967) and (6,166,507) shares, respectively ]	(631,575,252	)(z)	(70,414,257)

Total Class IA transactions	(585,891,952)		47,622,990

Class IB
Capital shares sold [ 5,671,852 and 17,137,798 shares, respectively ]	68,110,209		194,154,301
Capital shares issued in reinvestment of dividends [ 2,746,631 and 1,616,570 shares, respectively ]	28,897,618		19,814,198
Capital shares repurchased [ (26,108,755) and (32,854,416) shares, respectively ]	(318,202,894)		(371,104,134)

Total Class IB transactions	(221,195,067)		(157,135,635)

Class K†
Capital shares sold [ 52,873,403 and 0 shares, respectively ]	598,419,083	(z)	—
Capital shares issued in reinvestment of dividends [ 1,062,071 and 0 shares, respectively ]	11,095,179		—
Capital shares repurchased [ (1,791,953) and 0 shares, respectively ]	(19,589,999)		—

Total Class K transactions	589,924,263		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(217,162,756)		(109,512,645)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(547,216,207)		130,779,279
NET ASSETS:
Beginning of year	2,576,098,163		2,445,318,884

End of year (a)	$2,028,881,956		$2,576,098,163

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,231,111		$3,337,441

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Global Multi-Sector Equity Portfolio exchanged approximately 48,326,335 Class IA shares for approximately 48,326,335 Class K shares. This exchange amounted to approximately $547,727,389.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010	2009		2008		2007
Net asset value, beginning of year	$12.50		$11.35	$7.65		$18.85		$16.23

Income (loss) from investment operations:
Net investment income (loss)	0.20	(e)	0.13 (e)	0.13	(e)	0.10	(e)	0.05 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.71)		1.18	3.72		(10.55)		6.50

Total from investment operations	(1.51)		1.31	3.85		(10.45)		6.55

Less distributions:
Dividends from net investment income	(0.25)		(0.16)	(0.15)		(0.04)		—
Distributions from net realized gains	—		—	—		(0.71)		(3.93)

Total dividends and distributions	(0.25)		(0.16)	(0.15)		(0.75)		(3.93)

Net asset value, end of year	$10.74		$12.50	$11.35		$7.65		$18.85

Total return	(12.07)%		11.60%	50.37%		(57.14)%		42.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,714		$692,623	$576,308		$310,097		$1,016,346
Ratio of expenses to average net assets:
After reimbursements	0.92%		0.91%	1.00%		1.43%		1.39%
After reimbursements and fees paid indirectly	0.92%		0.91%	1.00%		1.43%		1.39%
Before reimbursements and fees paid indirectly	0.92%		0.91%	1.06%		1.44%		1.39%
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.55%		1.13%	1.38%		0.72%		0.25%
After reimbursements and fees paid indirectly	1.55%		1.13%	1.38%		0.72%		0.25%
Before reimbursements and fees paid indirectly	1.54%		1.12%	1.31%		0.72%		0.25%
Portfolio turnover rate	18%		21%	144%		105%		101%

	Year Ended December 31,
Class IB	2011		2010	2009		2008		2007
Net asset value, beginning of year	$12.47		$11.32	$7.62		$18.79		$16.22

Income (loss) from investment operations:
Net investment income (loss)	0.13	(e)	0.10 (e)	0.10	(e)	0.05	(e)	— (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.67)		1.18	3.72		(10.49)		6.50

Total from investment operations	(1.54)		1.28	3.82		(10.44)		6.50

Less distributions:
Dividends from net investment income	(0.22)		(0.13)	(0.12)		(0.02)		—
Distributions from net realized gains	—		—	—		(0.71)		(3.93)

Total dividends and distributions	(0.22)		(0.13)	(0.12)		(0.73)		(3.93)

Net asset value, end of year	$10.71		$12.47	$11.32		$7.62		$18.79

Total return	(12.32)%		11.34%	50.18%		(57.28)%		41.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,428,266		$1,883,475	$1,869,011		$1,167,237		$2,838,075
Ratio of expenses to average net assets:
After reimbursements	1.17%		1.16%	1.26%		1.68	%(c)	1.64%
After reimbursements and fees paid indirectly	1.17%		1.16%	1.26%		1.68	%(c)	1.64%
Before reimbursements and fees paid indirectly	1.17	%(c)	1.16%	1.31	%(c)	1.69	%(c)	1.64%
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.09%		0.87%	1.06%		0.36%		0.01%
After reimbursements and fees paid indirectly	1.09%		0.87%	1.06%		0.36%		0.01%
Before reimbursements and fees paid indirectly	1.09%		0.86%	0.99%		0.36%		0.01%
Portfolio turnover rate	18%		21%	144%		105%		101%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$11.21

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.28)

Total from investment operations	(0.25)

Less distributions:
Dividends from net investment income	(0.22)

Net asset value, end of period	$10.74

Total return (b)	(2.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$559,902
Ratio of expenses to average net assets:
After reimbursements (a)	0.95%
After reimbursements and fees paid indirectly (a)	0.95%
Before reimbursements and fees paid indirectly (a)	0.95%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.83%
After reimbursements and fees paid indirectly (a)	0.83%
Before reimbursements and fees paid indirectly (a)	0.83%
Portfolio turnover rate	18%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	5.54%	3.76%	3.69%	5.25%
Portfolio – Class IB Shares*	5.30	3.50	3.43	4.99
Portfolio – Class K Shares***	5.54	3.76	3.69	5.25
Barclays Capital Intermediate U.S. Government Bond Index	6.08	5.86	4.89	6.11

*    Date of inception 5/1/97. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 4/1/91.
*** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.54% for the year ended December 31, 2011. The Portfolio’s benchmark, the Barclays Capital Intermediate U.S. Government Bond Index, returned 6.08% over the same period.

Portfolio Highlights

U.S. Government Bonds rallied during 2011 with the yield on the 5-Year Treasury dropping over the course of the year. Much of the stress in the capital markets in 2011 that led to the rally in Treasuries was a result of the on-going difficulties of the peripheral nations in Europe. Greece had difficulty adhering to its austerity plan throughout the year, which eventually led to a change in government and an increase in the projected losses that private bondholders will face. More significantly, Italy’s fiscal and funding situations came under pressure during the year. Yields on 10-Year Italian Government Bonds jumped by the end of 2011. Market participants were focused on Italy’s ability to access the markets at reasonable yields due to the large overall amount of Italian government debt outstanding (greater than $2 trillion) and the large re-financings expected during 2012.

The U.S. markets weren’t immune to volatility either during 2011. Standard & Poor’s downgraded the rating on U.S. Treasury debt in August. The “Super Committee” failed to come to an agreement on necessary budget cuts in November 2011, and the Federal Reserve took the unusual approach of forecasting a continuation of the easy monetary policies through at least the summer of 2013. This support for government debt combined with the sluggish U.S. economy and the flight from risk in Europe led to the significant rally in U.S. Government debt and the slight widening in spreads of agency debt in the index.

Portfolio Characteristics
As of December 31, 2011
Weighted Average Life (Years)	4.0
Weighted Average Coupon (%)	2.5
Weighted Average Modified Duration (Years)	3.8
Weighted Average Rating	AA+
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2011	% of Net Assets
Government Securities	65.7%
Investment Companies	33.5
Corporate Bonds	0.2
Cash and Other	0.6

Total	100.0%

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$1,036.49	$2.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.83	2.40
Class IB
Actual	1,000.00	1,035.11	3.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67
Class K†
Actual	1,000.00	1,008.93	1.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.85	2.39

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.47%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

† Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.2%)
Financials (0.1%)
Diversified Financial Services (0.1%)
National Credit Union Administration Guaranteed Notes
Series A3 2.350%, 6/12/17	$300,000	$311,301
Series A5 3.450%, 6/12/21	300,000	324,417
Private Export Funding Corp.
4.550%, 5/15/15	600,000	673,959
4.950%, 11/15/15	200,000	230,322
4.375%, 3/15/19	300,000	349,948

Total Financials		1,889,947

Utilities (0.1%)
Independent Power Producers & Energy Traders (0.1%)
Tennessee Valley Authority
4.750%, 8/1/13	1,500,000	1,604,111
5.500%, 7/18/17	2,000,000	2,433,706
3.875%, 2/15/21	595,000	676,870

Total Utilities		4,714,687

Total Corporate Bonds		6,604,634

Government Securities (65.7%)
Agency ABS (7.9%)
Federal Farm Credit Bank
1.750%, 2/21/13	900,000	915,566
1.375%, 6/25/13	500,000	507,865
1.125%, 2/27/14	500,000	506,968
1.625%, 11/19/14	3,000,000	3,099,909
Federal Home Loan Bank
1.500%, 1/16/13	1,500,000	1,520,598
1.625%, 3/20/13	7,800,000	7,932,028
1.000%, 3/27/13	5,000,000	5,047,094
1.875%, 6/21/13	2,000,000	2,046,402
4.500%, 9/16/13	3,000,000	3,212,548
0.550%, 10/25/13	1,000,000	1,000,983
0.375%, 11/27/13	13,000,000	12,994,784
3.125%, 12/13/13	1,000,000	1,052,170
0.875%, 12/27/13	1,500,000	1,514,749
1.375%, 5/28/14	7,000,000	7,155,206
5.375%, 5/15/19	1,000,000	1,241,955
4.125%, 12/13/19	500,000	582,009
3.625%, 3/12/21	500,000	556,304
Federal Home Loan Mortgage Corp.
1.375%, 1/9/13	1,500,000	1,517,831
0.850%, 2/8/13	750,000	750,544
0.750%, 3/28/13	1,500,000	1,509,503
1.625%, 4/15/13	3,000,000	3,053,248
0.700%, 4/29/13	200,000	200,081
0.750%, 6/7/13	400,000	400,374
4.000%, 6/12/13	1,000,000	1,052,696
0.500%, 8/23/13	2,000,000	2,000,054
0.600%, 8/23/13	3,000,000	3,005,350
0.500%, 9/6/13	5,000,000	4,999,473
0.550%, 9/9/13	1,000,000	1,000,278
0.550%, 9/23/13	1,000,000	1,000,223
0.500%, 10/3/13	500,000	499,887
0.500%, 10/15/13	6,000,000	6,003,803
0.500%, 10/18/13	1,000,000	1,000,439

0.875%, 10/28/13	$1,500,000	$1,511,596
0.375%, 10/30/13	16,000,000	15,997,717
0.375%, 11/27/13	10,000,000	9,997,883
0.600%, 12/6/13	1,000,000	1,001,330
0.625%, 12/23/13	21,000,000	21,055,511
0.550%, 12/27/13	1,000,000	1,000,278
0.550%, 1/9/14	4,000,000	4,000,351
0.800%, 1/13/14	200,000	200,034
5.000%, 1/30/14	1,000,000	1,093,485
1.375%, 2/25/14	7,000,000	7,133,222
0.700%, 5/1/14	1,000,000	1,000,752
1.050%, 7/11/14	200,000	200,043
1.000%, 7/30/14	2,000,000	2,021,487
1.000%, 8/20/14	9,000,000	9,087,319
1.000%, 8/27/14	3,000,000	3,031,735
0.800%, 10/24/14	400,000	400,297
0.875%, 10/24/14	1,750,000	1,753,991
1.000%, 11/3/14	2,000,000	2,004,204
5.000%, 11/13/14	500,000	561,491
0.750%, 11/25/14	10,000,000	10,037,492
1.000%, 12/5/14	200,000	200,741
0.875%, 12/19/14	1,000,000	1,001,676
1.000%, 12/19/14	500,000	501,832
1.350%, 1/6/15	200,000	200,034
0.850%, 1/9/15	5,000,000	5,006,077
0.800%, 1/13/15	1,000,000	1,000,008
2.875%, 2/9/15	4,000,000	4,273,372
1.000%, 6/30/15	1,000,000	1,002,488
1.500%, 7/13/15	1,000,000	1,005,479
1.750%, 9/10/15	6,000,000	6,201,020
1.050%, 9/28/15	200,000	200,176
2.500%, 5/27/16	2,000,000	2,125,957
2.000%, 6/29/16	200,000	201,590
1.500%, 9/21/16	2,500,000	2,512,031
1.600%, 11/2/16	200,000	201,238
1.625%, 11/14/16	1,000,000	1,006,629
5.500%, 8/23/17	3,000,000	3,673,207
3.525%, 9/30/19	1,000,000	1,007,679
Federal National Mortgage Association
4.750%, 2/21/13	1,000,000	1,051,692
1.750%, 2/22/13	7,000,000	7,122,581
0.750%, 2/26/13	2,000,000	2,012,294
3.250%, 4/9/13	5,000,000	5,192,270
1.750%, 5/7/13	11,600,000	11,842,781
1.500%, 6/26/13	8,100,000	8,246,334
4.375%, 7/17/13	2,000,000	2,123,775
0.500%, 8/9/13	6,500,000	6,519,774
1.250%, 8/20/13	3,000,000	3,047,668
1.000%, 9/23/13	7,000,000	7,082,512
1.125%, 9/30/13	1,500,000	1,519,154
0.500%, 10/3/13	500,000	499,887
1.125%, 10/8/13	900,000	910,575
1.000%, 10/15/13	200,000	201,910
0.600%, 10/25/13	2,000,000	2,003,340
0.625%, 10/25/13	1,000,000	1,000,890
0.550%, 11/14/13	2,000,000	2,000,690
0.800%, 11/19/13	1,000,000	1,005,992
0.625%, 11/25/13	1,000,000	1,001,129
0.750%, 12/18/13	6,000,000	6,039,158
0.500%, 12/27/13	3,000,000	2,998,614
1.450%, 1/24/14	600,000	600,451

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

1.375%, 1/27/14	$800,000	$800,633
1.550%, 1/27/14	500,000	500,407
1.350%, 2/24/14	200,000	203,507
1.250%, 2/27/14	3,000,000	3,049,200
1.125%, 6/27/14	3,000,000	3,042,365
1.250%, 7/18/14	200,000	200,092
0.700%, 10/17/14	1,500,000	1,499,286
0.875%, 10/24/14	2,000,000	2,002,634
0.625%, 10/30/14	9,000,000	9,004,284
1.000%, 12/5/14	3,000,000	3,006,728
0.750%, 12/19/14	4,000,000	4,009,271
5.000%, 3/2/15	500,000	566,908
2.375%, 7/28/15	2,000,000	2,108,760
2.150%, 8/4/15	500,000	523,494
2.000%, 9/21/15	400,000	416,821
1.875%, 10/15/15	200,000	207,310
1.625%, 10/26/15	10,000,000	10,267,038
2.250%, 3/15/16	4,000,000	4,199,566
2.750%, 3/21/16	200,000	201,100
2.375%, 4/11/16	7,000,000	7,405,058
2.250%, 6/6/16	400,000	403,211
2.200%, 7/5/16	200,000	200,106
1.250%, 9/28/16	6,500,000	6,536,817
1.500%, 10/20/16	500,000	501,734
1.750%, 11/14/16	1,000,000	1,008,322
1.375%, 11/15/16	9,500,000	9,609,202
Financing Corp.
9.400%, 2/8/18	1,000,000	1,469,941
9.650%, 11/2/18	2,090,000	3,108,175
8.600%, 9/26/19	410,000	592,445

		353,960,260

U.S. Government Agencies (6.8%)
Federal Farm Credit Bank
0.220%, 3/27/13	8,000,000	7,987,882
3.875%, 10/7/13	1,000,000	1,061,759
2.625%, 4/17/14	2,000,000	2,095,258
0.730%, 11/21/14	500,000	499,815
4.875%, 1/17/17	1,500,000	1,769,130
Federal Home Loan Bank
3.375%, 2/27/13	2,000,000	2,073,334
3.625%, 5/29/13	12,000,000	12,576,782
3.875%, 6/14/13	2,000,000	2,103,069
5.125%, 8/14/13	6,000,000	6,465,341
0.700%, 8/23/13	1,000,000	1,000,619
0.500%, 8/28/13	7,000,000	7,022,300
4.000%, 9/6/13	3,500,000	3,708,599
3.625%, 10/18/13	4,800,000	5,076,470
5.250%, 6/18/14	2,000,000	2,231,628
1.000%, 8/8/14	1,000,000	1,000,709
5.500%, 8/13/14	7,000,000	7,896,362
0.700%, 9/16/14	1,000,000	999,739
5.375%, 5/18/16	11,500,000	13,593,407
4.750%, 12/16/16	9,000,000	10,570,561
4.875%, 5/17/17	2,900,000	3,456,548
2.250%, 9/8/17	2,000,000	2,101,810
5.000%, 11/17/17	3,700,000	4,446,604
4.750%, 6/8/18	2,000,000	2,387,268
4.625%, 9/11/20	200,000	238,161
5.625%, 6/11/21	2,000,000	2,552,326
Federal Home Loan Mortgage Corp.
4.500%, 1/15/13	3,000,000	3,133,842

0.500%, 2/15/13	$2,000,000	$2,000,778
3.500%, 5/29/13	5,000,000	5,228,597
3.750%, 6/28/13	3,000,000	3,154,152
0.700%, 7/25/13	1,000,000	1,000,318
4.125%, 9/27/13	7,200,000	7,672,439
0.550%, 9/30/13	4,000,000	4,006,995
2.500%, 1/7/14	2,000,000	2,081,685
2.500%, 4/23/14	1,500,000	1,568,361
5.000%, 7/15/14	5,000,000	5,559,392
1.200%, 7/25/14	1,000,000	1,004,661
3.000%, 7/28/14	2,135,000	2,267,665
1.100%, 8/8/14	200,000	200,850
4.500%, 1/15/15	4,000,000	4,463,028
1.000%, 6/16/15	500,000	500,542
4.375%, 7/17/15	5,000,000	5,625,270
4.750%, 11/17/15	6,000,000	6,885,192
5.250%, 4/18/16	2,000,000	2,356,195
5.500%, 7/18/16	900,000	1,076,995
2.000%, 8/25/16	3,000,000	3,121,146
5.125%, 10/18/16	3,500,000	4,159,461
5.000%, 2/16/17	4,000,000	4,733,742
5.000%, 4/18/17	3,000,000	3,570,376
5.125%, 11/17/17	4,000,000	4,820,220
4.875%, 6/13/18	3,500,000	4,223,658
3.750%, 3/27/19	11,000,000	12,552,013
Federal National Mortgage Association
3.625%, 2/12/13	9,700,000	10,069,022
3.875%, 7/12/13	3,000,000	3,166,314
4.625%, 10/15/13	2,000,000	2,151,489
0.625%, 12/6/13	500,000	500,828
2.875%, 12/11/13	5,000,000	5,238,892
2.750%, 2/5/14	5,500,000	5,765,493
2.750%, 3/13/14	10,000,000	10,494,753
1.250%, 3/14/14	500,000	507,760
1.100%, 8/1/14	200,000	200,132
1.150%, 8/8/14	200,000	200,173
1.625%, 8/8/14	3,000,000	3,004,101
0.650%, 8/28/14	1,000,000	999,476
0.875%, 8/28/14	6,000,000	6,043,765
1.500%, 9/8/14	1,000,000	1,023,347
0.625%, 9/12/14	250,000	249,702
3.000%, 9/16/14	3,000,000	3,194,331
0.700%, 9/19/14	2,000,000	2,000,222
4.625%, 10/15/14	3,500,000	3,888,289
2.625%, 11/20/14	4,000,000	4,226,808
0.750%, 11/21/14	1,000,000	1,000,240
0.900%, 12/5/14	500,000	501,296
0.900%, 12/29/14	1,000,000	1,001,160
1.000%, 1/26/15	1,000,000	1,003,130
2.000%, 1/27/15	500,000	500,609
0.800%, 3/12/15	250,000	249,572
0.850%, 3/26/15	750,000	749,905
1.000%, 5/28/15	500,000	501,166
4.375%, 10/15/15	5,000,000	5,651,147
2.000%, 3/10/16	500,000	521,328
5.000%, 3/15/16	3,000,000	3,494,534
5.250%, 9/15/16	505,000	601,032
1.450%, 10/3/16	1,500,000	1,505,229
4.875%, 12/15/16	5,000,000	5,902,117
5.000%, 2/13/17	2,900,000	3,434,287
5.000%, 5/11/17	5,400,000	6,419,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

(Zero Coupon), 6/1/17	$1,500,000	$1,373,318
5.375%, 6/12/17	2,410,000	2,918,087
(Zero Coupon), 10/9/19	1,000,000	768,865

		302,904,873

U.S. Treasuries (51.0%)
U.S. Treasury Bonds
11.250%, 2/15/15	2,800,000	3,737,659
10.625%, 8/15/15	1,300,000	1,771,197
9.875%, 11/15/15	1,900,000	2,577,124
9.250%, 2/15/16	1,400,000	1,890,685
7.250%, 5/15/16	5,000,000	6,413,676
7.500%, 11/15/16	8,000,000	10,551,562
8.750%, 5/15/17	5,400,000	7,613,694
8.875%, 8/15/17	2,500,000	3,580,301
9.125%, 5/15/18	1,500,000	2,238,763
9.000%, 11/15/18	2,500,000	3,781,607
8.875%, 2/15/19	5,000,000	7,583,369
8.125%, 8/15/19	3,000,000	4,463,341
8.500%, 2/15/20	2,000,000	3,077,082
8.750%, 5/15/20	1,000,000	1,566,219
8.750%, 8/15/20	4,000,000	6,310,600
7.875%, 2/15/21	3,000,000	4,579,708
8.125%, 5/15/21	3,500,000	5,448,365
8.000%, 11/15/21	3,000,000	4,691,352
U.S. Treasury Notes
1.375%, 1/15/13	14,500,000	14,680,967
2.875%, 1/31/13	4,500,000	4,631,309
1.375%, 2/15/13	10,000,000	10,133,594
3.875%, 2/15/13	2,000,000	2,082,461
0.625%, 2/28/13	18,000,000	18,094,570
2.750%, 2/28/13	10,000,000	10,296,875
1.375%, 3/15/13	9,000,000	9,128,848
0.750%, 3/31/13	18,000,000	18,126,211
2.500%, 3/31/13	8,900,000	9,154,658
1.750%, 4/15/13	13,000,000	13,259,238
0.625%, 4/30/13	16,500,000	16,597,002
3.125%, 4/30/13	11,000,000	11,425,605
1.375%, 5/15/13	20,000,000	20,319,140
3.625%, 5/15/13	13,000,000	13,605,059
0.500%, 5/31/13	19,000,000	19,081,269
3.500%, 5/31/13	9,000,000	9,416,074
1.125%, 6/15/13	16,000,000	16,211,875
0.375%, 6/30/13	17,000,000	17,041,835
3.375%, 6/30/13	7,500,000	7,853,174
1.000%, 7/15/13	23,000,000	23,275,821
0.375%, 7/31/13	19,500,000	19,547,607
3.375%, 7/31/13	2,500,000	2,624,024
0.750%, 8/15/13	21,000,000	21,176,778
4.250%, 8/15/13	11,800,000	12,564,465
0.125%, 8/31/13	16,500,000	16,472,285
3.125%, 8/31/13	12,500,000	13,096,924
0.750%, 9/15/13	14,000,000	14,120,859
0.125%, 9/30/13	17,000,000	16,967,460
3.125%, 9/30/13	8,900,000	9,345,348
0.500%, 10/15/13	15,000,000	15,066,504
0.250%, 10/31/13	6,000,000	6,001,289
2.750%, 10/31/13	12,000,000	12,545,156
0.500%, 11/15/13	18,000,000	18,084,375
4.250%, 11/15/13	17,000,000	18,260,390
0.250%, 11/30/13	3,500,000	3,500,684
2.000%, 11/30/13	11,000,000	11,364,375

0.750%, 12/15/13	$9,500,000	$9,592,588
1.500%, 12/31/13	12,000,000	12,299,531
1.000%, 1/15/14	7,000,000	7,104,180
1.750%, 1/31/14	18,000,000	18,551,954
1.250%, 2/15/14	6,500,000	6,634,062
4.000%, 2/15/14	12,000,000	12,943,126
1.875%, 2/28/14	14,000,000	14,478,516
1.250%, 3/15/14	15,000,000	15,318,750
1.750%, 3/31/14	10,000,000	10,328,125
1.250%, 4/15/14	7,500,000	7,663,183
1.875%, 4/30/14	17,000,000	17,618,905
1.000%, 5/15/14	13,500,000	13,724,648
4.750%, 5/15/14	17,500,000	19,332,716
2.250%, 5/31/14	15,000,000	15,694,337
0.750%, 6/15/14	20,000,000	20,218,750
2.625%, 6/30/14	22,300,000	23,571,796
0.625%, 7/15/14	14,500,000	14,613,281
2.625%, 7/31/14	21,500,000	22,763,966
0.500%, 8/15/14	11,000,000	11,050,704
4.250%, 8/15/14	3,500,000	3,856,152
2.375%, 8/31/14	19,000,000	20,017,539
0.250%, 9/15/14	17,000,000	16,959,492
2.375%, 9/30/14	14,000,000	14,772,734
0.500%, 10/15/14	11,500,000	11,548,965
2.375%, 10/31/14	20,000,000	21,129,688
0.375%, 11/15/14	5,500,000	5,503,867
4.250%, 11/15/14	7,800,000	8,661,657
2.125%, 11/30/14	15,000,000	15,757,032
2.625%, 12/31/14	19,000,000	20,266,914
2.250%, 1/31/15	21,500,000	22,713,574
4.000%, 2/15/15	19,000,000	21,104,843
2.375%, 2/28/15	22,500,000	23,876,368
2.500%, 3/31/15	12,000,000	12,796,874
2.500%, 4/30/15	15,500,000	16,543,829
4.125%, 5/15/15	8,100,000	9,088,137
2.125%, 5/31/15	10,500,000	11,086,113
1.875%, 6/30/15	9,500,000	9,955,704
1.750%, 7/31/15	8,000,000	8,350,938
4.250%, 8/15/15	6,500,000	7,366,836
1.250%, 8/31/15	10,500,000	10,780,547
1.250%, 9/30/15	16,000,000	16,417,501
1.250%, 10/31/15	21,000,000	21,541,405
4.500%, 11/15/15	15,000,000	17,248,242
1.375%, 11/30/15	13,500,000	13,912,910
2.125%, 12/31/15	8,000,000	8,485,938
2.000%, 1/31/16	11,500,000	12,134,296
4.500%, 2/15/16	8,500,000	9,829,121
2.125%, 2/29/16	6,500,000	6,897,110
2.625%, 2/29/16	17,000,000	18,379,257
2.250%, 3/31/16	10,000,000	10,667,578
2.375%, 3/31/16	14,750,000	15,798,057
2.000%, 4/30/16	5,000,000	5,280,274
2.625%, 4/30/16	8,000,000	8,657,187
5.125%, 5/15/16	7,500,000	8,926,171
1.750%, 5/31/16	9,500,000	9,935,293
3.250%, 5/31/16	4,000,000	4,439,062
1.500%, 6/30/16	27,000,000	27,924,961
3.250%, 6/30/16	5,000,000	5,553,515
1.500%, 7/31/16	20,000,000	20,678,906
3.250%, 7/31/16	5,000,000	5,560,742
4.875%, 8/15/16	3,500,000	4,152,012

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

1.000%, 8/31/16	$25,000,000	$25,275,390
3.000%, 8/31/16	17,000,000	18,727,890
1.000%, 9/30/16	17,500,000	17,682,520
3.000%, 9/30/16	14,000,000	15,436,093
1.000%, 10/31/16	22,500,000	22,718,849
3.125%, 10/31/16	21,000,000	23,288,672
4.625%, 11/15/16	17,000,000	20,079,258
0.875%, 11/30/16	18,500,000	18,557,089
2.750%, 11/30/16	21,500,000	23,476,992
3.250%, 12/31/16	23,000,000	25,683,633
3.125%, 1/31/17	20,000,000	22,234,376
4.625%, 2/15/17	10,800,000	12,817,828
3.000%, 2/28/17	6,000,000	6,636,563
3.250%, 3/31/17	15,000,000	16,797,657
3.125%, 4/30/17	7,500,000	8,354,296
4.500%, 5/15/17	13,400,000	15,896,274
2.750%, 5/31/17	12,000,000	13,135,781
2.500%, 6/30/17	5,500,000	5,949,023
2.375%, 7/31/17	18,700,000	20,101,040
4.750%, 8/15/17	7,500,000	9,031,933
1.875%, 8/31/17	12,500,000	13,084,961
1.875%, 9/30/17	10,000,000	10,457,031
1.875%, 10/31/17	19,700,000	20,600,351
4.250%, 11/15/17	9,500,000	11,223,359
2.250%, 11/30/17	16,000,000	17,072,499
2.750%, 12/31/17	4,500,000	4,933,652
2.625%, 1/31/18	6,000,000	6,535,547
3.500%, 2/15/18	21,000,000	23,947,384
2.750%, 2/28/18	4,500,000	4,934,531
2.875%, 3/31/18	6,000,000	6,626,953
2.625%, 4/30/18	5,000,000	5,444,726
3.875%, 5/15/18	5,000,000	5,833,203
2.375%, 5/31/18	14,500,000	15,551,250
2.375%, 6/30/18	15,500,000	16,611,641
2.250%, 7/31/18	12,000,000	12,765,000
4.000%, 8/15/18	6,000,000	7,067,578
1.500%, 8/31/18	12,500,000	12,684,083
1.375%, 9/30/18	19,000,000	19,104,648
1.750%, 10/31/18	17,000,000	17,498,710
3.750%, 11/15/18	15,000,000	17,452,734
1.375%, 11/30/18	5,750,000	5,770,440
2.750%, 2/15/19	15,500,000	16,978,554

3.125%, 5/15/19	$19,000,000	$21,306,718
3.625%, 8/15/19	16,000,000	18,535,000
3.375%, 11/15/19	24,000,000	27,364,687
3.625%, 2/15/20	18,250,000	21,168,575
3.500%, 5/15/20	30,500,000	35,092,870
2.625%, 8/15/20	31,000,000	33,438,829
2.625%, 11/15/20	30,500,000	32,841,113
3.625%, 2/15/21	30,250,000	35,124,267
3.125%, 5/15/21	33,000,000	36,850,430
2.125%, 8/15/21	25,000,000	25,643,555
2.000%, 11/15/21	5,000,000	5,057,422

		2,281,574,329

Total Government Securities		2,938,439,462

Total Long-Term Debt Securities (65.9%) (Cost $2,872,926,511)		2,945,044,096

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (33.5%)
iShares Barclays 1-3 Year Treasury Bond Fund	8,430,500	712,377,250
iShares Barclays 3-7 Year Treasury Bond Fund	3,925,000	479,007,000
iShares Barclays 7-10 Year Treasury Bond Fund	2,927,000	309,003,390

Total Investment Companies (33.5%) (Cost $1,471,681,530)		1,500,387,640

Total Investments (99.4%) (Cost $4,344,608,041)		4,445,431,736
Other Assets Less Liabilities (0.6%)		24,631,743

Net Assets (100%)		$4,470,063,479

Glossary:

ABS	— Asset Backed Security

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Financials	$—	$1,889,947	$—	$1,889,947
Utilities	—	4,714,687	—	4,714,687
Government Securities
Agency ABS	—	353,960,260	—	353,960,260
U.S. Government Agencies	—	302,904,873	—	302,904,873
U.S. Treasuries	—	2,281,574,329	—	2,281,574,329
Investment Companies
Exchange Traded Funds (ETFs)	1,500,387,640	—	—	1,500,387,640

Total Assets	$1,500,387,640	$2,945,044,096	$—	$4,445,431,736

Total Liabilities	$—	$—	$—	$—

Total	$1,500,387,640	$2,945,044,096	$—	$4,445,431,736

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,541,614,432
Long-term U.S. Treasury securities	1,692,532,823

$3,234,147,255

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$269,104,352
Long-term U.S. Treasury securities	467,634,247

$736,738,599

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$99,673,839
Aggregate gross unrealized depreciation	(58,123)

Net unrealized appreciation	$99,615,716

Federal income tax cost of investments	$4,345,816,020

The Portfolio has a net capital loss carryforward of $15,780,864 of which $4,199,101 expires in the year 2014, $1,221,059 expires in the year 2016, $5,675,116 expires in the year 2017 and $4,685,588 expires in the year 2018. The Portfolio utilized net capital loss carryforward of $7,184,922 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $4,344,608,041)	$4,445,431,736
Cash	70,624,753
Receivable for securities sold	26,359,237
Dividends, interest and other receivables	16,564,979
Receivable from Separate Accounts for Trust shares sold	5,077,557
Other assets	4,796

Total assets	4,564,063,058

LIABILITIES
Payable for securities purchased	87,073,395
Payable to Separate Accounts for Trust shares redeemed	5,096,833
Investment management fees payable	1,224,205
Administrative fees payable	360,336
Distribution fees payable - Class IB	116,201
Trustees’ fees payable	1,263
Accrued expenses	127,346

Total liabilities	93,999,579

NET ASSETS	$4,470,063,479

Net assets were comprised of:
Paid in capital	$4,384,876,567
Accumulated undistributed net investment income (loss)	1,352,060
Accumulated undistributed net realized gain (loss) on investments	(16,988,843)
Net unrealized appreciation (depreciation) on investments	100,823,695

Net assets	$4,470,063,479

Class IA
Net asset value, offering and redemption price per share, $213,968,804 / 20,651,429 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.36

Class IB
Net asset value, offering and redemption price per share, $550,994,740 / 53,489,324 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.30

Class K
Net asset value, offering and redemption price per share, $3,705,099,935 / 357,599,008 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.36

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Interest	$27,695,624
Dividends	9,660,912

Total income	37,356,536

EXPENSES
Investment management fees	7,679,433
Administrative fees	2,266,813
Distribution fees - Class IB	1,270,434
Printing and mailing expenses	168,622
Professional fees	61,312
Trustees’ fees	47,498
Custodian fees	47,000
Miscellaneous	50,179

Total expenses	11,591,291

NET INVESTMENT INCOME (LOSS)	25,765,245

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	7,416,230
Net change in unrealized appreciation (depreciation) on securities	81,210,213

NET REALIZED AND UNREALIZED GAIN (LOSS)	88,626,443

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$114,391,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$25,765,245		$26,028,928
Net realized gain (loss) on investments	7,416,230		(3,574,256)
Net change in unrealized appreciation (depreciation) on investments	81,210,213		55,481,628

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,391,688		77,936,300

DIVIDENDS:
Dividends from net investment income
Class IA	(2,002,840)		(19,023,000)
Class IB	(2,143,158)		(6,094,067)
Class K†	(21,196,587)		—

TOTAL DIVIDENDS	(25,342,585)		(25,117,067)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 32,607,777 and 29,368,235 shares, respectively ]	327,827,084		291,521,021
Capital shares issued in reinvestment of dividends [ 193,624 and 1,934,837 shares, respectively ]	2,002,840		19,023,000
Capital shares repurchased [ (151,291,013) and (24,829,809) shares, respectively ]	(1,558,740,633	)(z)	(247,302,918)

Total Class IA transactions	(1,228,910,709)		63,241,103

Class IB
Capital shares sold [ 24,527,655 and 22,060,438 shares, respectively ]	247,798,374		217,493,200
Capital shares issued in reinvestment of dividends [ 208,346 and 623,384 shares, respectively ]	2,143,158		6,094,067
Capital shares repurchased [ (22,614,558) and (23,085,253) shares, respectively ]	(226,996,908)		(227,380,122)

Total Class IB transactions	22,944,624		(3,792,855)

Class K†
Capital shares sold [ 361,274,189 and 0 shares, respectively ]	3,746,049,548	(z)	—
Capital shares issued in reinvestment of dividends [ 2,048,176 and 0 shares, respectively ]	21,196,587		—
Capital shares repurchased [ (5,723,357) and 0 shares, respectively ]	(59,308,645)		—

Total Class K transactions	3,707,937,490		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,501,971,405		59,448,248

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,591,020,508		112,267,481
NET ASSETS:
Beginning of year	1,879,042,971		1,766,775,490

End of year (a)	$4,470,063,479		$1,879,042,971

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,352,060		$929,400

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Intermediate Government Bond Index Portfolio exchanged approximately 126,157,100 Class IA shares for approximately 126,157,100 Class K shares. This exchange amounted to approximately $1,305,328,554.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO(gg)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.88	$9.59	$9.89	$9.89	$9.67

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.15 (e)	0.14 (e)	0.37 (e)	0.44 (e)
Net realized and unrealized gain (loss) on investments	0.42	0.29	(0.31)	(0.02)	0.25

Total from investment operations	0.55	0.44	(0.17)	0.35	0.69

Less distributions:
Dividends from net investment income	(0.07)	(0.15)	(0.13)	(0.35)	(0.47)

Net asset value, end of year	$10.36	$9.88	$9.59	$9.89	$9.89

Total return	5.54%	4.55%	(1.77)%	3.56%	7.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$213,969	$1,374,541	$1,272,942	$233,132	$227,848
Ratio of expenses to average net assets (f)	0.47%	0.48%	0.49%	0.65%	0.63%
Ratio of net investment income (loss) to average net assets (f)	1.32%	1.50%	1.48%	3.74%	4.46%
Portfolio turnover rate	33%	50%	120%	211%	167%

	Year Ended December 31,
Class IB	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.82	$9.54	$9.83	$9.84	$9.62

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.12 (e)	0.12 (e)	0.35 (e)	0.41 (e)
Net realized and unrealized gain (loss) on investments	0.42	0.28	(0.31)	(0.03)	0.25

Total from investment operations	0.52	0.40	(0.19)	0.32	0.66

Less distributions:
Dividends from net investment income	(0.04)	(0.12)	(0.10)	(0.33)	(0.44)

Net asset value, end of year	$10.30	$9.82	$9.54	$9.83	$9.84

Total return	5.30%	4.19%	(1.93)%	3.19%	6.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$550,995	$504,502	$493,833	$557,195	$470,755
Ratio of expenses to average net assets (f)	0.72%	0.73%	0.74%	0.90%	0.88%
Ratio of net investment income (loss) to average net assets (f)	1.01%	1.24%	1.26%	3.49%	4.21%
Portfolio turnover rate	33%	50%	120%	211%	167%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO(gg)

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.33

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments	0.05

Total from investment operations	0.09

Less distributions:
Dividends from net investment income	(0.06)

Net asset value, end of period	$10.36

Total return (b)	0.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,705,100
Ratio of expenses to average net assets (a)(f)	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	1.07%
Portfolio turnover rate	33%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(gg)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Government Securities Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/INTERNATIONAL CORE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Hirayama Investments, LLC

➢	Wentworth Hauser and Violich, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(16.73)%	(4.60)%	3.64%	2.02%
Portfolio – Class IB Shares	(16.92)	(4.84)	3.39	1.83
Portfolio – Class K Shares***	(16.91)	(4.84)	3.39	1.83
EAFE Proxy 40% DJ Euro STOXX 50 Index 25% FTSE 100 Index 25% TOPIX Index 10% S&P ASX 200 Index	(11.08)	(4.82)	N/A	N/A
MSCI EAFE Index	(12.14)	(4.72)	4.67	1.97
Volatility Managed Index – International	(12.95)	(2.26)	6.30	3.13
Volatility Managed Index – International Proxy	(11.88)	(1.90)	N/A	N/A

*    Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 5/1/99.

***  Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (16.73)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the EAFE Proxy (40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P ASX 200 Index) returned (11.08)%, the MSCI EAFE Index returned (12.14)%, the Volatility Managed Index — International returned (12.95)% and the Volatility Managed Index — International Proxy returned (11.88)% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of the MSCI EAFE Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs). The remaining portion is managed by Wentworth Hauser and Violich, Inc. and Hirayama Investments, LLC through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•

An overweight relative to the benchmark of the superior performing Consumer Staples sector combined with superior stock selection in the Consumer Staples and Industrials sectors contributed to positive relative performance.

•	Underweighting of the underperforming Financials sector contributed to positive relative performance.

•	Individual stock outperformance was led by Canadian National Railway Co., Canadian Pacific Railway Ltd., British American Tobacco PLC, Diageo PLC, and Core Laboratories N.V.

What hurt performance during the year:

•	Overweighting of the underperforming Materials sector and subpar stock selection in the Materials and Energy sectors contributed to negative relative performance.

•	Underweighting of the superior performing Health Care sector contributed to negative relative performance.

•	Individual stock underperformance was led by Potash Corp. of Saskatchewan, BHP Billiton Ltd., Vale SA, Agrium Inc., and Weatherford International Ltd.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

EQ/INTERNATIONAL CORE PLUS PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Wentworth Hauser and Violich, Inc. and Hirayama Investments, LLC

We believe we are witnessing the greatest economic transformation in the history of the world. Almost every country on the planet has adopted capitalism since the fall of communism. The spread of capitalism to the outer limits of the world’s geography and the reduction of global trade barriers have created Globalization, a one-world synchronized economy in which nations grow together and demand energy and natural resources simultaneously to fuel their economic growth. This is a new global economic phenomenon which we expect to last many years as global free trade and the growth of emerging markets such as China and India are in their infancy. We expect the primary long-term beneficiaries of this new global economic architecture to be the three sectors we favor: Energy, Materials and Industrials.

Sector Weightings as of 12/31/11	% of Net Assets
Energy	14.7%
Materials	13.1
Industrials	11.2
Exchange Traded Funds	9.9
Consumer Staples	9.8
Financials	9.5
Health Care	4.7
Consumer Discretionary	4.3
Telecommunication Services	2.6
Information Technology	2.0
Utilities	2.0
Cash and Other	16.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$796.27	$3.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.23	4.02
Class IB
Actual	1,000.00	796.04	4.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.01	5.25
Class K†
Actual	1,000.00	942.96	2.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.30	3.95

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.79%, 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†   Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (5.7%)
AGL Energy Ltd.	23,055	$337,911
Alumina Ltd.	125,721	143,375
Amcor Ltd.	63,061	465,036
AMP Ltd.	144,583	601,869
Asciano Ltd.	47,212	217,298
ASX Ltd.	8,751	273,707
Australia & New Zealand Banking Group Ltd.	132,591	2,784,157
Bendigo and Adelaide Bank Ltd.	18,244	149,839
BGP Holdings plc*†(b)	1,044,151	—
BHP Billiton Ltd.	715,326	25,182,891
BHP Billiton Ltd. (ADR)	39,063	2,759,020
Boral Ltd.	36,134	133,048
Brambles Ltd.	73,389	537,446
Caltex Australia Ltd.	7,037	84,714
Campbell Brothers Ltd.	3,280	164,351
CFS Retail Property Trust (REIT)	93,207	160,635
Coca-Cola Amatil Ltd.	29,027	341,718
Cochlear Ltd.	2,910	184,534
Commonwealth Bank of Australia	78,608	3,957,301
Computershare Ltd.	22,977	188,242
Crown Ltd.	23,272	192,563
CSL Ltd.	26,618	871,196
Dexus Property Group (REIT)	249,118	211,482
Echo Entertainment Group Ltd.*	34,964	128,383
Fairfax Media Ltd.	106,262	78,253
Fortescue Metals Group Ltd.	63,707	278,231
Goodman Group (REIT)	349,905	203,993
GPT Group (REIT)	88,394	277,557
Harvey Norman Holdings Ltd.	24,687	46,333
Iluka Resources Ltd.	21,242	336,758
Incitec Pivot Ltd.	83,374	265,205
Insurance Australia Group Ltd.	108,441	330,522
Leighton Holdings Ltd.	7,575	147,516
Lend Lease Group	27,217	199,317
Lynas Corp., Ltd.*	85,863	91,773
Macquarie Group Ltd.	17,546	426,936
Metcash Ltd.	39,554	163,441
Mirvac Group (REIT)	176,178	212,630
National Australia Bank Ltd.	111,009	2,652,294
Newcrest Mining Ltd.	38,831	1,175,604
OneSteel Ltd.	71,112	50,913
Orica Ltd.	18,690	463,375
Origin Energy Ltd.	53,759	733,496
OZ Minerals Ltd.	16,025	164,068
Qantas Airways Ltd.*	56,764	84,765
QBE Insurance Group Ltd.	55,310	732,595
QR National Ltd.	85,656	299,623
Ramsay Health Care Ltd.	6,465	127,487
Rio Tinto Ltd.	22,175	1,367,639
Santos Ltd.	47,146	590,224
Sonic Healthcare Ltd.	19,352	223,268
SP AusNet	70,119	67,415
Stockland Corp., Ltd. (REIT)	124,182	405,173
Suncorp Group Ltd.	65,620	562,433

Sydney Airport	19,674	$53,526
TABCORP Holdings Ltd.	34,964	97,628
Tatts Group Ltd.	64,462	160,873
Telstra Corp., Ltd.	220,452	750,843
Toll Holdings Ltd.	35,389	152,747
Transurban Group	66,465	382,050
Wesfarmers Ltd.	50,949	1,537,264
Westfield Group (REIT)	111,325	889,272
Westfield Retail Trust (REIT)	146,061	371,984
Westpac Banking Corp.	152,897	3,127,661
Woodside Petroleum Ltd.	31,995	1,002,024
Woolworths Ltd.	61,418	1,576,740
WorleyParsons Ltd.	9,624	252,681

		63,184,846

Austria (0.1%)
Erste Group Bank AG	9,364	164,964
Immofinanz AG*	49,628	149,685
OMV AG	7,906	240,242
Raiffeisen Bank International AG	2,530	65,829
Telekom Austria AG	16,255	194,830
Verbund AG	3,463	93,068
Vienna Insurance Group AG	1,998	79,244
Voestalpine AG	5,586	157,046

		1,144,908

Belgium (0.4%)
Ageas	110,148	171,071
Anheuser-Busch InBev N.V.	40,652	2,488,898
Belgacom S.A.	7,365	231,059
Colruyt S.A.	3,826	144,840
Delhaize Group S.A.	4,988	280,211
Groupe Bruxelles Lambert S.A.	4,226	281,734
KBC Groep N.V.	8,021	101,019
Mobistar S.A.	1,529	80,126
NV Bekaert S.A.	1,944	62,360
Solvay S.A.	2,999	247,093
UCB S.A.	5,096	214,420
Umicore S.A.	5,847	241,176

		4,544,007

Bermuda (0.2%)
Nabors Industries Ltd.*	74,959	1,299,789
Seadrill Ltd.	16,635	556,275

		1,856,064

Brazil (1.2%)
Vale S.A. (ADR)	629,811	13,509,446

Canada (12.2%)
Agrium, Inc. (When Issued)	258,315	17,335,520
Brookfield Asset Management, Inc., Class A	99,134	2,724,202
Canadian National Railway Co.	342,226	26,885,275
Canadian Natural Resources Ltd. (New York Exchange)	372,052	13,903,583
Canadian Natural Resources Ltd. (Toronto Exchange)	73,184	2,740,584

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Canadian Pacific Railway Ltd. (New York Exchange)	224,835	$15,214,584
Canadian Pacific Railway Ltd. (Toronto Exchange)	103,807	7,031,873
Cenovus Energy, Inc. (New York Exchange)	124,826	4,144,223
Cenovus Energy, Inc. (Toronto Exchange)	30,974	1,028,565
Ensign Energy Services, Inc.	15,370	245,166
Finning International, Inc.	171,922	3,748,111
Potash Corp. of Saskatchewan, Inc. (New York Exchange)	114,417	4,723,134
Potash Corp. of Saskatchewan, Inc. (Toronto Exchange)	427,272	17,661,275
Suncor Energy, Inc. (New York Exchange)	437,587	12,615,633
Suncor Energy, Inc. (Toronto Exchange)	116,754	3,367,099
Talisman Energy, Inc.	93,436	1,190,478
Talisman Energy, Inc. (New York Exchange)	60,000	765,000

		135,324,305

China (0.0%)
Foxconn International Holdings Ltd.*	93,558	60,351
Yangzijiang Shipbuilding Holdings Ltd.	102,652	72,020

		132,371

Denmark (0.5%)
A. P. Moller - Maersk A/S, Class A	27	168,488
A. P. Moller - Maersk A/S, Class B	68	448,968
Carlsberg A/S, Class B	5,354	377,548
Coloplast A/S, Class B	1,197	172,152
Danske Bank A/S*	33,058	419,895
DSV A/S	10,830	194,225
Novo Nordisk A/S, Class B	21,516	2,472,544
Novozymes A/S, Class B	11,230	346,679
TDC A/S	18,872	151,349
Tryg A/S	1,324	73,539
Vestas Wind Systems A/S*	10,358	111,816
William Demant Holding A/S*	1,235	102,700

		5,039,903

Finland (0.4%)
Elisa Oyj	6,877	143,566
Fortum Oyj	22,376	477,553
Kesko Oyj, Class B	3,450	115,915
Kone Oyj, Class B	8,022	416,337
Metso Oyj	6,441	238,834
Neste Oil Oyj	7,253	73,267
Nokia Oyj	189,575	925,488
Nokian Renkaat Oyj	5,569	179,327
Orion Oyj, Class B	5,219	101,658
Pohjola Bank plc, Class A	7,212	70,099
Sampo Oyj, Class A	20,971	520,307
Sanoma Oyj	4,295	49,279

Stora Enso Oyj, Class R	29,415	$176,190
UPM-Kymmene Oyj	26,303	289,703
Wartsila Oyj	8,084	233,528

		4,011,051

France (3.7%)
Accor S.A.	7,185	182,125
Aeroports de Paris S.A.	1,761	120,796
Air Liquide S.A.	14,377	1,778,684
Alcatel - Lucent S.A.*	114,836	179,392
Alstom S.A.	10,412	315,736
Arkema S.A.	2,809	198,864
Atos S.A.	2,334	102,435
AXA S.A.‡	88,111	1,145,508
BNP Paribas S.A.	48,551	1,907,107
Bouygues S.A.	9,437	297,346
Bureau Veritas S.A.	2,770	201,840
Cap Gemini S.A.	7,669	239,654
Carrefour S.A.	29,228	666,346
Casino Guichard Perrachon S.A.	2,808	236,517
Christian Dior S.A.	2,757	326,887
Cie de Saint-Gobain S.A.	20,197	775,442
Cie Generale de Geophysique-Veritas*	7,318	171,715
Cie Generale des Etablissements Michelin, Class B	8,937	528,310
Cie Generale d’Optique Essilor International S.A.	10,171	718,086
CNP Assurances S.A.	8,164	101,204
Credit Agricole S.A.	48,658	274,574
Danone S.A.	29,631	1,862,656
Dassault Systemes S.A.	3,045	244,066
Edenred	7,990	196,687
EDF S.A.	12,159	295,852
Eiffage S.A.	2,102	50,887
Eurazeo S.A.	1,581	56,260
Eutelsat Communications S.A.	5,004	195,264
Fonciere des Regions (REIT)	1,251	80,308
France Telecom S.A.	94,262	1,480,453
GDF Suez S.A.	62,658	1,712,729
Gecina S.A. (REIT)	1,114	93,717
Groupe Eurotunnel S.A. (Registered)	27,569	187,683
ICADE (REIT)	1,167	91,817
Iliad S.A.	936	115,509
Imerys S.A.	1,856	85,492
J.C. Decaux S.A.*	3,465	79,803
Klepierre S.A. (REIT)	4,893	139,574
Lafarge S.A.	10,125	355,912
Lagardere S.C.A.	5,606	148,013
Legrand S.A.	11,105	357,160
L’Oreal S.A.	12,173	1,271,421
LVMH Moet Hennessy Louis Vuitton S.A.	12,860	1,820,860
Natixis S.A.	44,857	112,861
Neopost S.A.	1,644	110,770
Pernod-Ricard S.A.	10,129	939,424
Peugeot S.A.	7,600	119,118
PPR S.A.	3,802	544,480
Publicis Groupe S.A.	7,127	327,871
Renault S.A.	9,770	338,881

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Safran S.A.	8,387	$251,887
Sanofi S.A.	57,858	4,249,594
Schneider Electric S.A.	24,704	1,300,668
SCOR SE	8,973	209,736
Societe BIC S.A.	1,385	122,789
Societe Generale S.A.	33,054	736,032
Societe Television Francaise 1 S.A.	5,980	58,372
Sodexo S.A.	4,767	342,233
Suez Environnement Co. S.A.	13,883	159,934
Technip S.A.	5,087	478,119
Thales S.A.	4,911	155,088
Total S.A.	107,285	5,484,718
Unibail-Rodamco S.A. (REIT)	4,638	833,779
Vallourec S.A.	5,752	373,417
Veolia Environnement S.A.	17,610	193,023
Vinci S.A.	22,660	990,103
Vivendi S.A.	62,820	1,375,677
Wendel S.A.	1,668	111,179

		41,310,444

Germany (3.7%)
Adidas AG	10,577	688,023
Allianz SE (Registered)	22,981	2,198,317
Axel Springer AG	2,199	94,503
BASF SE	93,608	6,528,890
Bayer AG (Registered)	41,868	2,676,870
Bayerische Motoren Werke (BMW) AG	16,760	1,122,759
Bayerische Motoren Werke (BMW) AG (Preference)	2,701	127,770
Beiersdorf AG	5,253	297,919
Brenntag AG	1,701	158,399
Celesio AG	4,404	69,767
Commerzbank AG*	182,095	307,087
Continental AG*	4,058	252,598
Daimler AG (Registered)	45,927	2,016,239
Deutsche Bank AG (Registered)	47,059	1,792,771
Deutsche Boerse AG*	10,004	524,510
Deutsche Lufthansa AG (Registered)	12,191	144,923
Deutsche Post AG (Registered)	43,006	661,247
Deutsche Telekom AG (Registered)	142,199	1,631,524
E.ON AG	91,176	1,967,136
Fraport AG	1,907	93,789
Fresenius Medical Care AG & Co. KGaA	10,573	718,416
Fresenius SE & Co. KGaA	5,765	533,337
GEA Group AG	8,509	240,629
Hannover Rueckversicherung AG (Registered)	2,827	140,225
HeidelbergCement AG	7,076	300,295
Henkel AG & Co. KGaA	6,440	311,728
Henkel AG & Co. KGaA (Preference)	8,915	514,490
Hochtief AG	2,248	130,039
Infineon Technologies AG	54,368	409,247
K+S AG (Registered)	8,731	394,599

Kabel Deutschland Holding AG*	4,564	$231,641
Lanxess AG	4,187	216,761
Linde AG	8,584	1,277,076
MAN SE	3,214	285,773
Merck KGaA	3,268	325,807
Metro AG	6,554	239,207
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	9,069	1,112,485
Porsche Automobil Holding SE (Preference)	7,848	420,003
ProSiebenSat.1 Media AG (Preference)	3,779	69,036
RWE AG	24,737	869,231
RWE AG (Preference)	2,014	66,299
Salzgitter AG	2,052	102,594
SAP AG	46,603	2,463,906
Siemens AG (Registered)	41,660	3,986,731
Suedzucker AG	3,340	106,557
ThyssenKrupp AG	19,538	448,213
United Internet AG (Registered)	5,436	97,091
Volkswagen AG	1,455	195,187
Volkswagen AG (Preference)	7,320	1,096,605
Wacker Chemie AG	809	65,074

		40,723,323

Greece (0.0%)
Coca Cola Hellenic Bottling Co. S.A.*	9,395	161,113
Hellenic Telecommunications Organization S.A.	11,721	43,689
National Bank of Greece S.A.*	48,477	101,641
OPAP S.A.	11,344	100,278

		406,721

Hong Kong (1.2%)
AIA Group Ltd.	426,600	1,331,992
ASM Pacific Technology Ltd.	9,907	111,168
Bank of East Asia Ltd.	78,180	295,946
BOC Hong Kong Holdings Ltd.	191,043	452,604
Cathay Pacific Airways Ltd.	59,575	102,173
Cheung Kong Holdings Ltd.	69,899	831,595
Cheung Kong Infrastructure Holdings Ltd.	23,340	136,735
CLP Holdings Ltd.	97,064	825,468
First Pacific Co., Ltd.	102,000	106,116
Galaxy Entertainment Group Ltd.*	63,000	115,510
Hang Lung Group Ltd.	44,739	245,107
Hang Lung Properties Ltd.	125,438	356,936
Hang Seng Bank Ltd.	38,174	452,931
Henderson Land Development Co., Ltd.	47,190	234,534
Hong Kong & China Gas Co., Ltd.	235,320	545,381
Hong Kong Exchanges and Clearing Ltd.	52,127	832,921
Hopewell Holdings Ltd.	26,851	68,661
Hutchison Whampoa Ltd.	106,571	892,597
Hysan Development Co., Ltd.	32,459	106,572
Kerry Properties Ltd.	38,232	126,511

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Li & Fung Ltd.	287,038	$531,456
Lifestyle International Holdings Ltd.	30,741	67,763
Link REIT (REIT)	112,686	414,959
MTR Corp.	74,529	241,342
New World Development Co., Ltd.	181,170	146,026
Noble Group Ltd.	192,979	168,125
NWS Holdings Ltd.	68,215	100,479
Orient Overseas International Ltd.	11,452	66,869
PCCW Ltd.	201,585	69,301
Power Assets Holdings Ltd.	70,496	521,463
Shangri-La Asia Ltd.	71,859	123,981
Sino Land Co., Ltd.	145,241	206,830
SJM Holdings Ltd.	78,000	127,345
Sun Hung Kai Properties Ltd.	71,278	893,430
Swire Pacific Ltd., Class A	36,831	444,584
Wharf Holdings Ltd.	76,330	344,962
Wheelock & Co., Ltd.	47,116	116,719
Wing Hang Bank Ltd.	9,356	76,676
Yue Yuen Industrial Holdings Ltd.	39,199	123,907

		12,957,675

Ireland (0.3%)
CRH plc	35,922	714,118
Elan Corp. plc*	25,135	348,732
Experian plc	49,915	678,670
Irish Bank Resolution Corp., Ltd.*†(b)	67,703	—
James Hardie Industries SE (CDI)	20,482	142,872
Kerry Group plc, Class A	7,203	263,686
Shire plc	28,454	991,161
WPP plc	64,849	680,299

		3,819,538

Israel (0.3%)
Bank Hapoalim B.M.	52,841	173,001
Bank Leumi Le-Israel B.M.	62,260	179,061
Bezeq Israeli Telecommunication Corp., Ltd.	90,146	165,730
Cellcom Israel Ltd.	2,420	40,615
Delek Group Ltd.	233	44,087
Elbit Systems Ltd.	1,128	46,505
Israel Chemicals Ltd.	22,606	235,618
Israel Corp., Ltd.	106	66,553
Israel Discount Bank Ltd., Class A*	37,255	50,096
Mizrahi Tefahot Bank Ltd.	5,929	47,128
NICE Systems Ltd.*	2,765	94,455
Partner Communications Co., Ltd.	4,173	37,016
Teva Pharmaceutical Industries Ltd.	47,486	1,933,821

		3,113,686

Italy (1.5%)
A2A S.p.A.	56,836	53,441
Assicurazioni Generali S.p.A.	59,271	892,155
Atlantia S.p.A.	15,935	255,117

Autogrill S.p.A.	5,993	$58,484
Banca Carige S.p.A.	33,013	63,236
Banca Monte dei Paschi di Siena S.p.A.	218,283	71,165
Banco Popolare S.c.a.r.l.	89,548	115,898
Enel Green Power S.p.A.	89,627	187,224
Enel S.p.A.	333,239	1,355,990
ENI S.p.A.	121,671	2,521,138
Exor S.p.A.	3,044	61,262
Fiat Industrial S.p.A.*	38,340	328,743
Fiat S.p.A.	38,340	176,156
Finmeccanica S.p.A.	19,492	72,100
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	51,955	64,788
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	512,482	858,284
Luxottica Group S.p.A.	6,176	173,454
Mediaset S.p.A.	37,729	104,400
Mediobanca S.p.A.	24,855	143,022
Pirelli & C. S.p.A.	12,119	102,031
Prysmian S.p.A.	10,525	130,703
Saipem S.p.A.	172,447	7,331,776
Snam Rete Gas S.p.A.	81,482	359,190
Telecom Italia S.p.A.	474,904	510,770
Telecom Italia S.p.A. (RNC)	299,770	268,480
Terna Rete Elettrica Nazionale S.p.A.	60,795	204,893
UniCredit S.p.A.	68,294	567,464
Unione di Banche Italiane S.c.p.A.	41,828	171,394

		17,202,758

Japan (9.3%)
ABC-Mart, Inc.	1,240	47,154
Advantest Corp.	7,598	72,357
Aeon Co., Ltd.	30,652	420,932
Aeon Credit Service Co., Ltd.	3,838	60,634
Aeon Mall Co., Ltd.	3,662	77,741
Air Water, Inc.	7,000	89,126
Aisin Seiki Co., Ltd.	9,638	274,727
Ajinomoto Co., Inc.	34,168	410,176
Alfresa Holdings Corp.	1,866	78,669
All Nippon Airways Co., Ltd.	41,302	115,369
Amada Co., Ltd.	17,148	108,721
Aozora Bank Ltd.	26,918	74,141
Asahi Breweries Ltd.	19,987	438,847
Asahi Glass Co., Ltd.	49,752	417,563
Asahi Kasei Corp.	64,078	386,283
Asics Corp.	6,948	78,353
Astellas Pharma, Inc.	22,530	916,187
Bank of Kyoto Ltd.	15,082	129,913
Bank of Yokohama Ltd.	60,700	287,057
Benesse Holdings, Inc.	3,274	158,447
Bridgestone Corp.	33,264	754,134
Brother Industries Ltd.	11,715	143,831
Canon, Inc.	57,330	2,539,890
Casio Computer Co., Ltd.	11,727	71,151
Central Japan Railway Co.	75	633,364
Chiba Bank Ltd.	39,672	255,649
Chiyoda Corp.	8,000	81,382
Chubu Electric Power Co., Inc.	34,854	650,711
Chugai Pharmaceutical Co., Ltd.	11,647	192,023

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Chugoku Bank Ltd.	9,511	$132,588
Chugoku Electric Power Co., Inc.	14,662	256,971
Citizen Holdings Co., Ltd.	12,852	74,637
Coca-Cola West Co., Ltd.	3,148	54,600
Cosmo Oil Co., Ltd.	31,222	87,212
Credit Saison Co., Ltd.	7,516	150,672
Dai Nippon Printing Co., Ltd.	29,162	280,367
Daicel Chemical Industries Ltd.	14,955	91,125
Daido Steel Co., Ltd.	14,519	91,109
Daihatsu Motor Co., Ltd.	9,200	164,230
Dai-ichi Life Insurance Co., Ltd.	456	448,476
Daiichi Sankyo Co., Ltd.	33,487	663,910
Daikin Industries Ltd.	12,223	334,755
Dainippon Sumitomo Pharma Co., Ltd.	8,292	94,479
Daito Trust Construction Co., Ltd.	3,638	311,950
Daiwa House Industry Co., Ltd.	23,658	282,162
Daiwa Securities Group, Inc.	86,476	269,641
DeNA Co., Ltd.	5,000	149,994
Denki Kagaku Kogyo KK	24,718	91,524
Denso Corp.	24,412	674,288
Dentsu, Inc.	9,091	277,443
East Japan Railway Co.	17,320	1,102,611
Eisai Co., Ltd.	13,054	540,171
Electric Power Development Co., Ltd.	5,803	154,330
Elpida Memory, Inc.*	13,139	61,112
FamilyMart Co., Ltd.	3,104	125,418
FANUC Corp.	9,644	1,475,982
Fast Retailing Co., Ltd.	2,616	475,822
Fuji Electric Holdings Co., Ltd.	30,288	83,029
Fuji Heavy Industries Ltd.	29,480	178,098
Fujifilm Holdings Corp.	23,368	553,461
Fujitsu Ltd.	92,742	481,964
Fukuoka Financial Group, Inc.	39,983	167,786
Furukawa Electric Co., Ltd.	34,288	78,849
Gree, Inc.	4,400	151,602
GS Yuasa Corp.	19,963	107,375
Gunma Bank Ltd.	20,274	111,419
Hachijuni Bank Ltd.	23,088	131,683
Hakuhodo DY Holdings, Inc.	986	56,621
Hamamatsu Photonics KK	3,400	118,958
Hino Motors Ltd.	12,830	77,843
Hirose Electric Co., Ltd.	1,566	137,333
Hiroshima Bank Ltd.	26,280	122,233
Hisamitsu Pharmaceutical Co., Inc.	3,167	134,136
Hitachi Chemical Co., Ltd.	4,988	87,875
Hitachi Construction Machinery Co., Ltd.	5,451	91,782
Hitachi High-Technologies Corp.	3,618	78,499
Hitachi Ltd.	228,211	1,197,834
Hitachi Metals Ltd.	8,386	91,192
Hokkaido Electric Power Co., Inc.	9,968	141,937
Hokuhoku Financial Group, Inc.	63,952	124,630
Hokuriku Electric Power Co.	8,738	163,135
Honda Motor Co., Ltd.	82,504	2,516,817

Hoya Corp.	22,002	$473,942
Ibiden Co., Ltd.	6,134	121,293
Idemitsu Kosan Co., Ltd.	1,190	122,757
IHI Corp.	67,834	164,804
INPEX Corp.	110	693,127
Isetan Mitsukoshi Holdings Ltd.	18,448	193,420
Isuzu Motors Ltd.	61,138	282,774
ITOCHU Corp.	75,032	762,310
ITOCHU Techno-Solutions Corp.	1,534	68,858
Iyo Bank Ltd.	11,578	114,321
J. Front Retailing Co., Ltd.	25,068	121,155
Japan Petroleum Exploration Co.	1,310	51,229
Japan Prime Realty Investment Corp. (REIT)	32	75,375
Japan Real Estate Investment Corp. (REIT)	23	179,291
Japan Retail Fund Investment Corp. (REIT)	92	136,261
Japan Steel Works Ltd.	15,022	104,414
Japan Tobacco, Inc.	227	1,067,611
JFE Holdings, Inc.	23,176	419,739
JGC Corp.	10,326	247,921
Joyo Bank Ltd.	33,480	147,891
JS Group Corp.	13,123	251,480
JSR Corp.	9,518	175,595
JTEKT Corp.	11,182	109,975
Jupiter Telecommunications Co., Ltd.	87	88,164
JX Holdings, Inc.	112,078	677,098
Kajima Corp.	43,739	134,109
Kamigumi Co., Ltd.	12,704	109,594
Kaneka Corp.	13,644	72,678
Kansai Electric Power Co., Inc.	38,623	592,617
Kansai Paint Co., Ltd.	10,452	93,290
Kao Corp.	26,967	736,801
Kawasaki Heavy Industries Ltd.	73,840	184,192
Kawasaki Kisen Kaisha Ltd.	36,162	65,305
KDDI Corp.	146	938,937
Keikyu Corp.	23,466	210,667
Keio Corp.	29,347	207,034
Keisei Electric Railway Co., Ltd.	13,955	102,618
Keyence Corp.	2,149	518,195
Kikkoman Corp.	7,823	89,847
Kinden Corp.	5,696	48,102
Kintetsu Corp.	81,980	320,592
Kirin Holdings Co., Ltd.	41,991	510,635
Kobe Steel Ltd.	129,095	199,588
Koito Manufacturing Co., Ltd.	5,000	70,157
Komatsu Ltd.	48,172	1,125,912
Konami Corp.	4,688	140,390
Konica Minolta Holdings, Inc.	22,936	171,044
Kubota Corp.	57,508	481,911
Kuraray Co., Ltd.	18,092	257,383
Kurita Water Industries Ltd.	5,814	151,072
Kyocera Corp.	7,704	619,563
Kyowa Hakko Kirin Co., Ltd.	13,267	162,369
Kyushu Electric Power Co., Inc.	19,588	280,447
Lawson, Inc.	3,080	192,275
Mabuchi Motor Co., Ltd.	1,252	52,133

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Makita Corp.	5,746	$185,959
Marubeni Corp.	85,668	521,999
Marui Group Co., Ltd.	11,386	88,757
Maruichi Steel Tube Ltd.	2,816	62,818
Mazda Motor Corp.*	71,679	126,651
McDonald’s Holdings Co. Japan Ltd.	3,280	88,509
Medipal Holdings Corp.	7,522	78,572
MEIJI Holdings Co., Ltd.	3,734	154,997
Miraca Holdings, Inc.	2,700	107,516
Mitsubishi Chemical Holdings Corp.	68,859	379,319
Mitsubishi Corp.	71,084	1,436,087
Mitsubishi Electric Corp.	97,371	933,608
Mitsubishi Estate Co., Ltd.	63,011	941,440
Mitsubishi Gas Chemical Co., Inc.	19,711	109,349
Mitsubishi Heavy Industries Ltd.	151,256	644,562
Mitsubishi Logistics Corp.	6,008	66,738
Mitsubishi Materials Corp.	57,819	156,998
Mitsubishi Motors Corp.*	204,218	241,443
Mitsubishi Tanabe Pharma Corp.	11,890	188,152
Mitsubishi UFJ Financial Group, Inc.	644,416	2,737,742
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,930	116,104
Mitsui & Co., Ltd.	87,354	1,358,487
Mitsui Chemicals, Inc.	44,288	135,217
Mitsui Fudosan Co., Ltd.	42,427	618,463
Mitsui O.S.K. Lines Ltd.	56,575	219,038
Mizuho Financial Group, Inc.	1,154,102	1,559,395
MS&AD Insurance Group Holdings, Inc.	28,898	535,385
Murata Manufacturing Co., Ltd.	10,171	522,623
Nabtesco Corp.	4,700	85,671
Namco Bandai Holdings, Inc.	10,719	152,631
NEC Corp.*	135,742	275,117
NGK Insulators Ltd.	12,267	145,668
NGK Spark Plug Co., Ltd.	8,948	111,022
NHK Spring Co., Ltd.	6,075	53,828
Nidec Corp.	5,446	473,350
Nikon Corp.	16,759	373,196
Nintendo Co., Ltd.	5,039	693,951
Nippon Building Fund, Inc. (REIT)	27	220,995
Nippon Electric Glass Co., Ltd.	20,022	198,217
Nippon Express Co., Ltd.	45,427	177,057
Nippon Meat Packers, Inc.	9,075	112,715
Nippon Paper Group, Inc.	4,730	103,240
Nippon Sheet Glass Co., Ltd.	45,414	84,963
Nippon Steel Corp.	257,567	642,495
Nippon Telegraph & Telephone Corp.	24,087	1,231,419
Nippon Yusen KK	78,442	200,768
Nishi-Nippon City Bank Ltd.	35,480	101,872
Nissan Motor Co., Ltd.	126,648	1,138,631
Nisshin Seifun Group, Inc.	9,638	116,828
Nisshin Steel Co., Ltd.	31,672	48,555
Nissin Foods Holdings Co., Ltd.	3,106	121,665
Nitori Holdings Co., Ltd.	1,925	180,570
Nitto Denko Corp.	8,311	297,369

NKSJ Holdings, Inc.	18,904	$370,859
NOK Corp.	5,364	92,199
Nomura Holdings, Inc.	182,708	553,085
Nomura Real Estate Holdings, Inc.	4,575	68,117
Nomura Real Estate Office Fund, Inc. (REIT)	12	61,660
Nomura Research Institute Ltd.	5,588	126,324
NSK Ltd.	22,970	149,214
NTN Corp.	22,214	89,468
NTT Data Corp.	68	217,155
NTT DoCoMo, Inc.	776	1,426,582
NTT Urban Development Corp.	53	36,150
Obayashi Corp.	33,666	149,588
Odakyu Electric Railway Co., Ltd.	32,103	310,311
OJI Paper Co., Ltd.	43,612	223,811
Olympus Corp.	11,052	145,311
Omron Corp.	10,144	203,882
Ono Pharmaceutical Co., Ltd.	4,175	234,325
Oracle Corp. Japan	1,940	64,196
Oriental Land Co., Ltd.	2,486	262,585
ORIX Corp.	5,241	433,062
Osaka Gas Co., Ltd.	94,868	374,690
Otsuka Corp.	739	50,886
Otsuka Holdings Co., Ltd.	12,800	359,870
Panasonic Corp.	112,186	953,224
Rakuten, Inc.	377	405,555
Resona Holdings, Inc.	93,502	411,812
Ricoh Co., Ltd.	33,480	291,868
Rinnai Corp.	1,584	113,393
Rohm Co., Ltd.	5,126	239,085
Sankyo Co., Ltd.	2,798	141,590
Sanrio Co., Ltd.	2,100	107,906
Santen Pharmaceutical Co., Ltd.	3,731	153,661
SBI Holdings, Inc.	992	72,689
Secom Co., Ltd.	10,627	490,137
Sega Sammy Holdings, Inc.	10,475	226,321
Seiko Epson Corp.	6,722	89,341
Sekisui Chemical Co., Ltd.	22,214	183,265
Sekisui House Ltd.	28,970	257,068
Seven & I Holdings Co., Ltd.	37,912	1,056,532
Seven Bank Ltd.	28,000	54,931
Sharp Corp.	50,938	445,385
Shikoku Electric Power Co., Inc.	8,943	256,311
Shimadzu Corp.	11,140	94,365
Shimamura Co., Ltd.	1,146	117,176
Shimano, Inc.	3,836	186,393
Shimizu Corp.	30,910	129,712
Shin-Etsu Chemical Co., Ltd.	20,764	1,022,419
Shinsei Bank Ltd.	70,173	72,935
Shionogi & Co., Ltd.	15,807	203,107
Shiseido Co., Ltd.	18,222	334,989
Shizuoka Bank Ltd.	28,724	302,653
Showa Denko KK	76,382	154,808
Showa Shell Sekiyu KK	9,875	66,586
SMC Corp.	2,748	443,422
Softbank Corp.	44,672	1,315,726
Sojitz Corp.	62,842	97,157
Sony Corp.	50,864	913,266
Sony Financial Holdings, Inc.	9,200	135,544

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Square Enix Holdings Co., Ltd.	3,024	$59,364
Stanley Electric Co., Ltd.	7,084	104,093
Sumco Corp.*	6,552	48,436
Sumitomo Chemical Co., Ltd.	79,158	288,988
Sumitomo Corp.	56,328	762,554
Sumitomo Electric Industries Ltd.	39,160	426,349
Sumitomo Heavy Industries Ltd.	27,784	162,076
Sumitomo Metal Industries Ltd.	164,920	299,971
Sumitomo Metal Mining Co., Ltd.	26,784	344,152
Sumitomo Mitsui Financial Group, Inc.	68,368	1,904,391
Sumitomo Mitsui Trust Holdings, Inc.	160,268	470,580
Sumitomo Realty & Development Co., Ltd.	17,526	306,938
Sumitomo Rubber Industries Ltd.	8,836	106,073
Suruga Bank Ltd.	8,890	79,579
Suzuken Co., Ltd.	3,806	105,522
Suzuki Motor Corp.	16,936	350,294
Sysmex Corp.	3,400	110,786
T&D Holdings, Inc.	29,368	273,572
Taisei Corp.	53,183	134,737
Taisho Pharmaceutical Holdings Co., Ltd.*	1,971	152,108
Taiyo Nippon Sanso Corp.	13,392	93,433
Takashimaya Co., Ltd.	11,955	86,513
Takeda Pharmaceutical Co., Ltd.	40,023	1,757,539
TDK Corp.	6,171	273,394
Teijin Ltd.	48,250	148,568
Terumo Corp.	8,550	402,673
THK Co., Ltd.	6,208	122,353
Tobu Railway Co., Ltd.	50,991	260,354
Toho Co., Ltd.	6,046	107,771
Toho Gas Co., Ltd.	20,592	131,091
Tohoku Electric Power Co., Inc.	22,259	213,712
Tokio Marine Holdings, Inc.	36,815	815,507
Tokyo Electric Power Co., Inc.*	73,858	175,601
Tokyo Electron Ltd.	8,536	434,175
Tokyo Gas Co., Ltd.	124,711	573,570
Tokyu Corp.	57,011	280,722
Tokyu Land Corp.	23,592	89,194
TonenGeneral Sekiyu KK	14,830	162,038
Toppan Printing Co., Ltd.	27,910	205,237
Toray Industries, Inc.	73,774	528,121
Toshiba Corp.	204,683	837,666
Tosoh Corp.	24,095	64,487
TOTO Ltd.	14,267	110,103
Toyo Seikan Kaisha Ltd.	7,804	106,460
Toyo Suisan Kaisha Ltd.	3,756	91,009
Toyoda Gosei Co., Ltd.	2,942	46,899
Toyota Boshoku Corp.	2,992	31,214
Toyota Industries Corp.	9,218	250,899
Toyota Motor Corp.	139,636	4,653,324
Toyota Tsusho Corp.	10,914	192,984
Trend Micro, Inc.	5,382	160,894
Tsumura & Co.	3,004	88,594
Ube Industries Ltd.	50,123	137,404

Unicharm Corp.	5,794	$285,673
Ushio, Inc.	5,264	76,050
USS Co., Ltd.	1,211	109,504
West Japan Railway Co.	8,600	373,743
Yahoo! Japan Corp.	766	246,708
Yakult Honsha Co., Ltd.	4,907	154,599
Yamada Denki Co., Ltd.	4,182	284,704
Yamaguchi Financial Group, Inc.	10,763	102,778
Yamaha Corp.	8,179	75,021
Yamaha Motor Co., Ltd.	13,532	171,238
Yamato Holdings Co., Ltd.	20,136	339,306
Yamato Kogyo Co., Ltd.	2,054	58,975
Yamazaki Baking Co., Ltd.	5,571	73,175
Yaskawa Electric Corp.	10,140	86,289
Yokogawa Electric Corp.*	10,503	94,837

		103,616,513

Luxembourg (1.0%)
ArcelorMittal S.A.	43,725	799,632
Millicom International Cellular S.A. (SDR)	3,819	382,619
SES S.A. (FDR)	15,244	365,884
Tenaris S.A.	23,548	435,212
Tenaris S.A. (ADR)	246,195	9,153,530

		11,136,877

Macau (0.1%)
Sands China Ltd.*	121,467	343,291
Wynn Macau Ltd.	77,600	194,834

		538,125

Mauritius (0.0%)
Essar Energy plc*	16,162	43,021

Mexico (0.0%)
Fresnillo plc	9,222	218,693

Netherlands (3.0%)
Aegon N.V.*	87,128	349,686
Akzo Nobel N.V.	11,778	569,504
ASML Holding N.V.	22,095	928,670
Core Laboratories N.V.	51,400	5,857,030
Corio N.V. (REIT)	3,047	132,524
Delta Lloyd N.V.	5,120	86,145
European Aeronautic Defence and Space Co. N.V.	20,661	645,783
Fugro N.V. (CVA)	3,430	199,301
Heineken Holding N.V.	5,973	244,440
Heineken N.V.	13,126	607,672
ING Groep N.V. (CVA)*	193,803	1,394,612
Koninklijke (Royal) KPN N.V.	74,716	894,002
Koninklijke Ahold N.V.	58,768	791,409
Koninklijke Boskalis Westminster N.V.	3,483	127,979
Koninklijke DSM N.V.	7,735	358,895
Koninklijke Philips Electronics N.V.	51,066	1,075,981
Koninklijke Vopak N.V.	3,562	188,208
QIAGEN N.V.*	12,456	171,691
Randstad Holding N.V.	6,041	178,732
Reed Elsevier N.V.	35,173	410,023
Royal Dutch Shell plc, Class A	182,812	6,731,436

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Royal Dutch Shell plc, Class B	135,744	$5,173,288
SBM Offshore N.V.	8,638	177,981
TNT Express N.V.	18,623	139,170
Unilever N.V. (N.Y. Shares)	89,540	3,077,490
Unilever N.V. (CVA)	82,350	2,831,870
Wolters Kluwer N.V.	14,914	257,784

		33,601,306

New Zealand (0.1%)
Auckland International Airport Ltd.	48,063	94,279
Contact Energy Ltd.*	18,062	74,093
Fletcher Building Ltd.	34,453	164,664
Sky City Entertainment Group Ltd.	29,859	79,953
Telecom Corp. of New Zealand Ltd.	98,532	158,764

		571,753

Norway (0.3%)
Aker Solutions ASA	8,136	85,634
DNB ASA	50,235	491,780
Gjensidige Forsikring ASA	10,181	117,967
Norsk Hydro ASA	47,373	219,722
Orkla ASA	38,114	284,540
Statoil ASA	56,920	1,460,866
Telenor ASA	36,596	600,260
Yara International ASA	9,326	374,234
Yara International ASA (ADR)	5,000	199,250

		3,834,253

Portugal (0.1%)
Banco Espirito Santo S.A. (Registered)	27,574	48,178
Cimpor Cimentos de Portugal SGPS S.A.	9,872	67,934
EDP - Energias de Portugal S.A.	96,160	297,572
Galp Energia SGPS S.A., Class B	11,588	170,675
Jeronimo Martins SGPS S.A.*	11,352	187,915
Portugal Telecom SGPS S.A. (Registered)	34,102	196,408

		968,682

Singapore (0.7%)
Ascendas Real Estate Investment Trust (REIT)	89,522	126,306
CapitaLand Ltd.	134,502	229,173
CapitaMall Trust (REIT)	104,267	136,659
CapitaMalls Asia Ltd.	76,421	66,579
City Developments Ltd.	24,280	166,603
ComfortDelGro Corp., Ltd.	97,550	106,421
Cosco Corp., (Singapore) Ltd.	50,056	33,768
DBS Group Holdings Ltd.	87,795	779,768
Fraser and Neave Ltd.	44,620	213,287
Genting Singapore plc*	302,261	351,886
Global Logistic Properties Ltd.*	93,000	125,836
Golden Agri-Resources Ltd.	333,537	183,863
Hutchison Port Holdings Trust, Class U	265,000	164,300
Jardine Cycle & Carriage Ltd.	5,449	202,156
Keppel Corp., Ltd.	70,685	506,820

Keppel Land Ltd.	36,000	$61,617
Neptune Orient Lines Ltd.	48,991	42,492
Olam International Ltd.	69,924	114,828
Oversea-Chinese Banking Corp., Ltd.	126,922	766,200
SembCorp Industries Ltd.	49,812	155,536
SembCorp Marine Ltd.	42,626	125,540
Singapore Airlines Ltd.	26,682	209,004
Singapore Exchange Ltd.	45,302	214,102
Singapore Press Holdings Ltd.	77,523	220,547
Singapore Technologies Engineering Ltd.	77,019	159,733
Singapore Telecommunications Ltd.	403,119	960,362
StarHub Ltd.	31,724	71,174
United Overseas Bank Ltd.	63,826	751,415
UOL Group Ltd.	22,532	69,487
Wilmar International Ltd.	94,455	364,115

		7,679,577

Spain (1.4%)
Abertis Infraestructuras S.A.	19,678	314,278
Acciona S.A.	1,292	111,584
Acerinox S.A.	4,854	62,258
ACS Actividades de Construccion y Servicios S.A.	7,421	219,946
Amadeus IT Holding S.A., Class A	15,432	250,360
Banco Bilbao Vizcaya Argentaria S.A.	230,925	1,996,483
Banco de Sabadell S.A.	54,754	207,919
Banco Popular Espanol S.A.	49,060	223,506
Banco Santander S.A.*†	17	130
Banco Santander S.A. (BATS Europe Exchange)	426,615	3,241,100
Banco Santander S.A. (Euro Comp Exchange)	837	6,405
Bankia S.A.*	43,855	204,050
Bankinter S.A.	10,710	65,842
CaixaBank	37,658	184,964
Distribuidora Internacional de Alimentacion S.A.*	29,228	132,210
EDP Renovaveis S.A.*	11,379	69,631
Enagas S.A.	9,223	170,578
Ferrovial S.A.	18,531	223,648
Fomento de Construcciones y Contratas S.A.	2,140	55,505
Gas Natural SDG S.A.	17,151	294,452
Grifols S.A.*	6,910	116,262
Iberdrola S.A.	193,355	1,210,958
Inditex S.A.	11,074	906,962
Indra Sistemas S.A.	5,244	66,764
Mapfre S.A.	37,999	120,737
Red Electrica Corporacion S.A.	5,244	224,414
Repsol YPF S.A.	40,205	1,235,058
Telefonica S.A.	207,977	3,602,897
Zardoya Otis S.A.	7,620	104,539

		15,623,440

Sweden (1.3%)
Alfa Laval AB	17,128	324,539
Assa Abloy AB, Class B	15,976	400,674

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Atlas Copco AB, Class A	34,484	$741,586
Atlas Copco AB, Class B	19,341	367,594
Boliden AB	13,726	200,444
Electrolux AB, Class B	12,557	200,159
Getinge AB, Class B	10,294	260,863
Hennes & Mauritz AB, Class B	51,594	1,659,063
Hexagon AB, Class B	12,738	190,458
Holmen AB, Class B	2,761	79,315
Husqvarna AB, Class B	21,265	97,981
Industrivarden AB, Class C	5,764	68,762
Investor AB, Class B	23,625	440,777
Kinnevik Investment AB, Class B	10,432	203,272
Lundin Petroleum AB*	10,988	270,148
Modern Times Group AB, Class B	2,525	120,635
Nordea Bank AB	134,060	1,037,292
Ratos AB, Class B	9,678	113,556
Sandvik AB	50,528	620,032
Scania AB, Class B	16,397	243,023
Securitas AB, Class B	16,137	139,281
Skandinaviska Enskilda Banken AB, Class A	70,808	412,478
Skanska AB, Class B	20,959	347,182
SKF AB, Class B	19,939	421,839
SSAB AB, Class A	7,895	69,577
Svenska Cellulosa AB, Class B	29,443	436,379
Svenska Handelsbanken AB, Class A	24,505	644,489
Swedbank AB, Class A	41,026	531,450
Swedish Match AB	11,098	393,958
Tele2 AB, Class B	16,143	314,085
Telefonaktiebolaget LM Ericsson, Class B	152,703	1,562,077
TeliaSonera AB	109,568	744,618
Volvo AB, Class B	69,926	765,096

		14,422,682

Switzerland (9.3%)
ABB Ltd. (Registered)*	110,984	2,088,999
Actelion Ltd. (Registered)*	5,431	186,468
Adecco S.A. (Registered)*	6,719	281,478
Aryzta AG	4,240	204,936
Baloise Holding AG (Registered)	2,377	162,971
Barry Callebaut AG (Registered)*	84	82,766
Cie Financiere Richemont S.A., Class A	26,359	1,333,244
Credit Suisse Group AG (Registered)*	57,519	1,351,479
GAM Holding AG*	10,667	115,835
Geberit AG (Registered)*	1,948	375,373
Givaudan S.A. (Registered)*	420	400,192
Glencore International plc	42,142	256,550
Holcim Ltd. (Registered)*	12,416	664,222
Julius Baer Group Ltd.*	10,244	400,686
Kuehne + Nagel International AG (Registered)	2,649	297,530
Lindt & Spruengli AG	45	133,855
Lindt & Spruengli AG (Registered)	5	167,092

Lonza Group AG (Registered)*	2,554	$150,907
Nestle S.A. (Registered)	314,107	18,057,892
Nestle S.A. (Registered) (ADR)	155,035	8,947,070
Noble Corp.*	554,282	16,750,402
Novartis AG (Registered)	142,956	8,172,828
Novartis AG (ADR)	54,051	3,090,096
Pargesa Holding S.A.	1,393	91,206
Partners Group Holding AG	639	111,500
Roche Holding AG	35,573	6,029,194
Schindler Holding AG	2,357	274,519
Schindler Holding AG (Registered)	1,116	129,624
SGS S.A. (Registered)	272	450,293
Sika AG	103	194,091
Sonova Holding AG (Registered)*	2,495	260,975
STMicroelectronics N.V.	32,684	194,205
Straumann Holding AG (Registered)	400	69,030
Sulzer AG (Registered)	1,218	130,190
Swatch Group AG	1,534	574,046
Swatch Group AG (Registered)	2,241	149,352
Swiss Life Holding AG (Registered)*	1,538	141,470
Swiss Reinsurance Co., Ltd.*	17,459	889,771
Swisscom AG (Registered)	1,172	444,070
Syngenta AG (Registered)*	4,805	1,406,766
Syngenta AG (ADR)*	63,884	3,765,323
Transocean Ltd. (BATS Europe Exchange)	16,238	627,012
Transocean Ltd. (New York Exchange)	100,950	3,875,470
UBS AG (Registered)*	184,256	2,193,103
Weatherford International Ltd.*	955,556	13,989,340
Wolseley plc	14,687	486,286
Xstrata plc	105,065	1,595,763
Zurich Financial Services AG*	7,424	1,679,549

		103,425,019

United Kingdom (12.6%)
3i Group plc	50,206	141,126
Admiral Group plc	9,632	127,446
Aggreko plc	13,294	416,421
AMEC plc	17,167	241,943
Anglo American plc	66,845	2,469,647
Antofagasta plc	20,401	384,945
ARM Holdings plc	68,184	626,867
Associated British Foods plc	18,370	315,812
AstraZeneca plc	67,959	3,139,825
Aviva plc	143,128	668,612
Babcock International Group plc	18,475	211,027
BAE Systems plc	170,039	752,865
Balfour Beatty plc	36,478	150,010
Barclays plc	588,449	1,608,853
BG Group plc	171,535	3,666,911
BHP Billiton plc	106,804	3,114,146
BP plc	956,956	6,843,733
British American Tobacco plc	291,697	13,841,581
British American Tobacco plc (ADR)	73,762	6,998,539
British Land Co. plc (REIT)	42,558	305,678

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

British Sky Broadcasting Group plc	57,658	$655,902
BT Group plc, Class A	392,108	1,162,474
Bunzl plc	16,969	232,959
Burberry Group plc	22,437	412,909
Cairn Energy plc*	71,247	293,545
Capita Group plc	30,986	302,442
Capital Shopping Centres Group plc (REIT)	28,197	136,756
Carnival plc	9,314	307,518
Centrica plc	261,103	1,173,091
Cobham plc	59,222	168,676
Compass Group plc	95,946	910,415
Diageo plc	461,978	10,090,960
Diageo plc (ADR)	78,038	6,822,082
Eurasian Natural Resources Corp.	13,129	129,574
G4S plc	73,203	308,994
GKN plc	78,762	223,841
GlaxoSmithKline plc	256,601	5,863,947
Hammerson plc (REIT)	36,342	203,181
HSBC Holdings plc	901,276	6,873,136
ICAP plc	26,868	144,747
Imperial Tobacco Group plc	51,241	1,937,707
Inmarsat plc	22,555	141,758
Intercontinental Hotels Group plc	14,998	269,487
International Consolidated Airlines Group S.A.*	46,847	105,499
International Power plc	78,760	412,444
Intertek Group plc	8,166	258,075
Invensys plc	41,729	136,739
Investec plc	25,930	136,513
ITV plc	184,968	195,764
J Sainsbury plc	61,206	287,915
Johnson Matthey plc	11,106	316,666
Kazakhmys plc	11,072	159,396
Kingfisher plc	122,168	475,645
Land Securities Group plc (REIT)	39,112	386,009
Legal & General Group plc	303,260	484,150
Lloyds Banking Group plc*	2,078,921	836,360
London Stock Exchange Group plc	8,345	103,030
Lonmin plc	7,934	120,751
Man Group plc	95,328	186,092
Marks & Spencer Group plc	81,711	394,650
Meggitt plc	38,176	209,166
National Grid plc	179,330	1,740,622
Next plc	8,761	372,392
Old Mutual plc	272,825	574,110
Pearson plc	41,148	773,224
Petrofac Ltd.	13,280	297,189
Prudential plc	127,915	1,268,393
Randgold Resources Ltd.	4,661	476,657
Reckitt Benckiser Group plc	31,339	1,547,689
Reed Elsevier plc	62,739	505,681
Resolution Ltd.	74,248	289,882
Rexam plc	45,364	248,549
Rio Tinto plc	270,926	13,148,377
Rio Tinto plc (ADR)	94,928	4,643,878

Rolls-Royce Holdings plc*	94,676	$1,097,593
Rolls-Royce Holdings plc (Preference), Class C*†(b)	6,618,618	10,279
Royal Bank of Scotland Group plc*	874,665	274,116
RSA Insurance Group plc	176,528	288,404
SABMiller plc	48,511	1,707,526
Sage Group plc	67,945	310,436
Schroders plc	5,704	116,398
Segro plc (REIT)	38,932	126,062
Serco Group plc	25,382	186,842
Severn Trent plc	12,240	284,370
Smith & Nephew plc	45,817	445,067
Smiths Group plc	20,171	286,629
SSE plc	47,756	957,471
Standard Chartered plc	120,278	2,631,895
Standard Life plc	115,691	370,655
Subsea 7 S.A.*	14,312	265,620
Tate & Lyle plc	23,014	251,793
Tesco plc	406,245	2,545,360
TUI Travel plc	28,920	74,465
Tullow Oil plc	45,481	990,260
Unilever plc	64,903	2,180,182
United Utilities Group plc	35,269	331,923
Vedanta Resources plc	6,135	96,706
Vodafone Group plc	2,570,444	7,141,508
Weir Group plc	10,602	334,567
Whitbread plc	9,060	220,058
WM Morrison Supermarkets plc	110,711	560,849

		139,970,629

United States (3.3%)
Bunge Ltd.	59,368	3,395,849
Cooper Industries plc	214,838	11,633,478
Schlumberger Ltd.	314,944	21,513,825
Sims Metal Management Ltd.	7,811	101,062
Synthes, Inc.	3,310	555,014

		37,199,228

Total Common Stocks (73.9%) (Cost $700,286,934)		821,130,844

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(9.9%)
iShares FTSE China 25 Index Fund	85,210	2,971,273
iShares MSCI Australia Index Fund	103,715	2,223,650
iShares MSCI Austria Investable Market Index Fund	128,537	1,827,796
iShares MSCI Belgium Investable Market Index Fund‡	150,497	1,593,763
iShares MSCI BRIC Index Fund	71,916	2,608,393
iShares MSCI Canada Index Fund	45,458	1,209,183
iShares MSCI EAFE Index Fund	592,266	29,334,935
iShares MSCI EAFE Small Cap Index Fund	25,000	869,000
iShares MSCI Emerging Markets Index Fund	91,432	3,468,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

iShares MSCI France Index Fund	107,167	$2,098,330
iShares MSCI Germany Index Fund	358,210	6,884,796
iShares MSCI Hong Kong Index Fund	81,077	1,254,261
iShares MSCI Indonesia Investable Market Index Fund	15,100	442,581
iShares MSCI Israel Capped Investable Market Index Fund	9,500	375,820
iShares MSCI Italy Index Fund	309,848	3,715,077
iShares MSCI Japan Index Fund	898,680	8,186,975
iShares MSCI Malaysia Index Fund	7,062	94,631
iShares MSCI Mexico Investable Market Index Fund	9,248	497,172
iShares MSCI Netherlands Investable Market Index Fund	105,993	1,826,259
iShares MSCI Pacific ex-Japan Index Fund	133,092	5,181,272
iShares MSCI Poland Investable Market Index Fund	7,700	166,628
iShares MSCI Singapore Index Fund	88,226	955,488
iShares MSCI South Korea Index Fund	6,000	313,560
iShares MSCI Spain Index Fund	48,221	1,459,650
iShares MSCI Sweden Index Fund	65,303	1,641,717
iShares MSCI Switzerland Index Fund	30,300	685,386
iShares MSCI Thailand Index Fund	2,418	145,346
iShares MSCI Turkey Index Fund	9,284	381,944
iShares MSCI United Kingdom Index Fund	33,500	541,360

iShares S&P Europe 350 Index Fund	479,766	$16,187,305
iShares S&P Latin America 40 Index Fund	28,347	1,206,732
SPDR DJ EURO Stoxx 50 Fund	82,264	2,427,611
SPDR S&P Emerging Asia Pacific ETF	27,979	1,846,334
SPDR S&P Emerging Europe ETF	17,167	617,840
Vanguard MSCI EAFE ETF	161,000	4,931,430
Vanguard MSCI Emerging Markets ETF	6,000	229,260

Total Investment Companies (9.9%) (Cost $108,597,029)		110,401,688

Total Investments (83.8%) (Cost $808,883,963)		931,532,532
Other Assets Less Liabilities (16.2%)		180,174,659

Net Assets (100%)		$1,111,707,191

*	Non-income producing.
†	Securities (totaling $10,409 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Asia Pacific Holdings Ltd.	$341,868	$—	$304,514	$—	$4,994	$21,086
AXA S.A.	1,429,412	46,834	—	1,145,508	74,637	—
BlackRock Liquidity Funds TempFund	5,657,001	57,434,307	63,091,308	—	3,887	—
iShares MSCI Belgium Investable Market Index Fund	2,103,387	134,977	257,186	1,593,763	—	33,418

	$9,531,668	$57,616,118	$63,653,008	$2,739,271	$83,518	$54,504

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	2,379	March-12	$69,578,478	$71,063,798	$1,485,320
FTSE 100 Index	518	March-12	43,629,382	44,534,572	905,190
SPI 200 Index	168	March-12	17,759,574	17,264,659	(494,915)
TOPIX Index	467	March-12	44,365,361	44,169,937	(195,424)

					$1,700,171

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	3,549	$3,600,814	$3,572,335	$28,479
British Pound vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	6,008	9,323,422	9,389,675	(66,253)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	11,667	15,109,240	15,229,244	(120,004)
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	702,570	9,139,779	9,012,380	127,399

					$(30,379)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$47,825,101	$—	$47,825,101
Consumer Staples	29,241,030	80,213,158	—	109,454,188
Energy	112,439,717	50,589,269	—	163,028,986
Financials	2,724,202	102,608,661	130	105,332,993
Health Care	3,090,096	49,327,301	—	52,417,397
Industrials	64,513,321	59,699,446	10,279	124,223,046
Information Technology	—	22,539,632	—	22,539,632
Materials	64,596,846	80,946,193	—	145,543,039
Telecommunication Services	—	29,018,200	—	29,018,200
Utilities	—	21,748,262	—	21,748,262
Forward Currency Contracts	—	155,878	—	155,878
Futures	2,390,510	—	—	2,390,510
Investment Companies
Exchange Traded Funds (ETFs)	110,401,688	—	—	110,401,688

Total Assets	$389,397,410	$544,671,101	$10,409	$934,078,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Forward Currency Contracts	$—	$(186,257)	$—	$(186,257)
Futures	(690,339)	—	—	(690,339)

Total Liabilities	$(690,339)	$(186,257)	$—	$(876,596)

Total	$388,707,071	$544,484,844	$10,409	$933,202,324

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Financials	Investments in Securities-Industrials

Balance as of 12/31/10	$106	$9,571
Total gains or losses (realized/unrealized) included in earnings	24	10,231
Purchases	—	—
Sales	—	(9,523)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$130	$10,279

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$130	$10,279

Fair Values of Derivative Instruments as of December 31, 2011:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	155,878
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,390,510	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,546,388

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(186,257)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(690,339	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(876,596)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	4,678,489	—	4,678,489
Credit contracts	—	—	—	—	—
Equity contracts	—	(84,447,204)	—	—	(84,447,204)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(84,447,204)	$4,678,489	$—	$(79,768,715)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(117,889)	—	(117,889)
Credit contracts	—	—	—	—	—
Equity contracts	—	2,309,255	—	—	2,309,255
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,309,255	$(117,889)	$—	$2,191,366

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $184,523,000 and futures contracts with an average notional balance of approximately $222,599,000 during the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$37,597,818
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$88,762,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$161,727,625
Aggregate gross unrealized depreciation	(85,339,527)

Net unrealized appreciation	$76,388,098

Federal income tax cost of investments	$855,144,434

The Portfolio has a net capital loss carryforward of $350,241,677 of which $9,429,837 expires in the year 2016, $299,558,271 expires in the year 2017 and $41,253,569 expires in the year 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,335,029)	$2,739,271
Unaffiliated Issuers (Cost $805,548,934)	928,793,261
Cash	25,306,940
Foreign cash (Cost $139,857,283)	137,998,519
Cash held as collateral at broker	13,576,000
Due from broker for futures variation margin	2,394,021
Dividends, interest and other receivables	2,342,115
Receivable from Separate Accounts for Trust shares sold	166,178
Unrealized appreciation on forward foreign currency contracts	155,878
Receivable for securities sold	27,189
Receivable from sub-advisor	165

Total assets	1,113,499,537

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	674,082
Investment management fees payable	566,721
Unrealized depreciation on forward foreign currency contracts	186,257
Distribution fees payable - Class IB	162,798
Administrative fees payable	103,838
Trustees’ fees payable	881
Accrued expenses	97,769

Total liabilities	1,792,346

NET ASSETS	$1,111,707,191

Net assets were comprised of:
Paid in capital	$1,473,785,412
Accumulated undistributed net investment income (loss)	(687,769)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(483,834,470)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	122,444,018

Net assets	$1,111,707,191

Class IA
Net asset value, offering and redemption price per share, $8,902,842 / 1,153,425 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.72

Class IB
Net asset value, offering and redemption price per share, $766,951,896 / 99,257,989 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.73

Class K
Net asset value, offering and redemption price per share, $335,852,453 / 43,509,087 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($83,518 of dividend income received from affiliates) (net of $1,960,064 foreign withholding tax)	$29,982,516
Interest	583,209

Total income	30,565,725

EXPENSES
Investment management fees	8,029,033
Distribution fees - Class IB	2,291,738
Administrative fees	2,128,793
Printing and mailing expenses	96,590
Professional fees	66,823
Custodian fees	36,000
Trustees’ fees	35,168
Recoupment fees	34,595
Miscellaneous	34,422

Gross expenses	12,753,162
Less: Reimbursement from sub-advisor	(2,255)
Fees paid indirectly	(17,077)

Net expenses	12,733,830

NET INVESTMENT INCOME (LOSS)	17,831,895

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($54,504 of realized gain (loss) from affiliates)	(1,046,029)
Futures	(84,447,204)
Foreign currency transactions	15,024,903

Net realized gain (loss)	(70,468,330)

Change in unrealized appreciation (depreciation) on:
Securities	(170,064,115)
Futures	2,309,255
Foreign currency translations	(10,128,484)

Net change in unrealized appreciation (depreciation)	(177,883,344)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(248,351,674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(230,519,779)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$17,831,895		$14,570,398
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	(70,468,330)		(21,936,774)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(177,883,344)		135,422,453

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(230,519,779)		128,056,077

DIVIDENDS:
Dividends from net investment income
Class IA	(1,933,588)		(8,569,520)
Class IB	(24,826,793)		(16,510,126)
Class K†	(10,142,583)		—

TOTAL DIVIDENDS	(36,902,964)		(25,079,646)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,858,720 and 7,517,621 shares, respectively ]	17,928,120		59,971,790
Capital shares issued in reinvestment of dividends [ 233,196 and 911,613 shares, respectively ]	1,933,588		8,569,520
Capital shares repurchased [ (47,343,024) and (7,175,553) shares, respectively ]	(406,639,934	)(z)	(64,576,210)

Total Class IA transactions	(386,778,226)		3,965,100

Class IB
Capital shares sold [ 8,386,119 and 11,528,589 shares, respectively ]	78,291,803		100,963,407
Capital shares issued in reinvestment of dividends [ 3,268,722 and 1,754,980 shares, respectively ]	24,826,793		16,510,126
Capital shares repurchased [ (14,726,496) and (16,290,671) shares, respectively ]	(137,492,959)		(142,218,321)

Total Class IB transactions	(34,374,363)		(24,744,788)

Class K†
Capital shares sold [ 44,481,907 and 0 shares, respectively ]	379,056,369	(z)	—
Capital shares issued in reinvestment of dividends [ 1,359,187 and 0 shares, respectively ]	10,142,583		—
Capital shares repurchased [ (2,332,007) and 0 shares, respectively ]	(18,866,361)		—

Total Class K transactions	370,332,591		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(50,819,998)		(20,779,688)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(318,242,741)		82,196,743
NET ASSETS:
Beginning of year	1,429,949,932		1,347,753,189

End of year (a)	$1,111,707,191		$1,429,949,932

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(687,769)		$3,281,532

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/International Core PLUS Portfolio exchanged approximately 40,369,569 Class IA shares for approximately 40,369,569 Class K shares. This exchange amounted to approximately $345,499,888.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.61	$8.95	$6.80	$12.76	$13.89

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.11 (e)	0.15 (e)	0.22 (e)	0.23
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.74)	0.74	2.26	(5.84)	1.79

Total from investment operations	(1.61)	0.85	2.41	(5.62)	2.02

Less distributions:
Dividends from net investment income	(0.28)	(0.19)	(0.26)	(0.16)	(0.10)
Distributions from net realized gains	—	—	—	(0.16)	(3.05)
Return of capital	—	—	—	(0.02)	—

Total dividends and distributions	(0.28)	(0.19)	(0.26)	(0.34)	(3.15)

Net asset value, end of year	$7.72	$9.61	$8.95	$6.80	$12.76

Total return	(16.73)%	9.52%	35.55%	(44.67)%	15.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,903	$445,820	$404,122	$1,250,082	$723,648
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.78%	0.85%	0.85%	0.85%	0.88%
After waivers, reimbursements and fees paid indirectly (f)	0.78%	0.85%	0.84%	0.83%	0.79%
Before waivers, reimbursements and fees paid indirectly (f)	0.78%	0.85%	0.85%	0.87%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.29%	1.30%	2.11%	2.22%	1.57%
After waivers, reimbursements and fees paid indirectly (f)	1.30%	1.30%	2.12%	2.24%	1.66%
Before waivers, reimbursements and fees paid indirectly (f)	1.29%	1.30%	2.11%	2.20%	1.55%
Portfolio turnover rate	3%	12%	17%	8%	95%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2011	2010	2009	2008		2007
Net asset value, beginning of year	$9.62	$8.96	$6.80	$12.77		$13.90

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.09 (e)	0.13 (e)	0.22	(e)	0.22
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.75)	0.73	2.27	(5.87)		1.76

Total from investment operations	(1.63)	0.82	2.40	(5.65)		1.98

Less distributions:
Dividends from net investment income	(0.26)	(0.16)	(0.24)	(0.14)		(0.06)
Distributions from net realized gains	—	—	—	(0.16)		(3.05)
Return of capital	—	—	—	(0.02)		—

Total dividends and distributions	(0.26)	(0.16)	(0.24)	(0.32)		(3.11)

Net asset value, end of year	$7.73	$9.62	$8.96	$6.80		$12.77

Total return	(16.92)%	9.23%	35.34%	(44.86)%		15.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$766,952	$984,130	$943,631	$661,369		$1,193,151
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.03%	1.10%	1.10%	1.10%		1.13	%(c)
After waivers, reimbursements and fees paid indirectly (f)	1.03%	1.10%	1.10%	1.09%		1.04%
Before waivers, reimbursements and fees paid indirectly (f)	1.03%	1.10%	1.10%	1.12	%(c)	1.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.25%	1.00%	1.63%	2.12%		1.49%
After waivers, reimbursements and fees paid indirectly (f)	1.25%	1.01%	1.64%	2.13%		1.60%
Before waivers, reimbursements and fees paid indirectly (f)	1.25%	1.00%	1.63%	2.10%		1.47%
Portfolio turnover rate	3%	12%	17%	8%		95%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.45

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.55)

Total from investment operations	(0.49)

Less distributions:
Dividends from net investment income	(0.24)

Net asset value, end of period	$7.72

Total return (b)	(5.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$335,852
Ratio of expenses to average net assets:
After waivers and reimbursements (a) (f)	0.78%
After waivers, reimbursements and fees paid indirectly (a) (f)	0.77%
Before waivers, reimbursements and fees paid indirectly(a) (f)	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a) (f)	2.10%
After waivers, reimbursements and fees paid indirectly (a) (f)	2.10%
Before waivers, reimbursements and fees paid indirectly (a) (f)	2.10%
Portfolio turnover rate	3%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.

See Notes to Financial Statements.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	(11.98)%	(8.12)%	3.08%	2.25%
Portfolio – Class IB Shares*	(12.20)	(8.35)	2.83	1.95
Portfolio – Class K Shares***	(11.98)	(8.12)	3.08	2.25
EAFE Proxy 40% DJ EuroSTOXX 50 Index 25% FTSE 100 Index 25% TOPIX Index 10% S&P ASX 200 Index†	(11.08)	(4.82)	N/A	N/A
MSCI EAFE Index	(12.14)	(4.72)	4.67	3.94

†    Effective 2/1/11, the DJ EuroSTOXX 50 Index, the FTSE 100 Index, the TOPIX Index and the S&P ASX 200 Index were added to the existing Portfolio’s benchmark index to more closely reflect the market sectors in which the Portfolio invests.

*    Date of inception 5/1/97. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 4/3/95.

***  Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (11.98)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: EAFE Proxy (40% DJ EuroSTOXX50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P ASX 200 Index) (11.08)%, and MSCI EAFE Index (12.14)%.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance during the period were Consumer Staples, Health Care, Energy, Information Technology and Telecommunication Services.

•	The top five stocks that provided the most positive impact to Portfolio performance for the period were GlaxoSmithKline, Sanofi, British American Tobacco, Unilever NV and Vodafone Group.

What hurt performance during the year:

•	The sectors detracting most from performance for the period were Financials, Materials, Industrials, Utilities and Consumer Discretionary.

•	The five stocks that had the most detrimental impact on performance for the period were Siemens AG, BNP Paribas, Societe Generale, Banco Santander SA and UniCredit SpA.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	20.9%
Industrials	11.3
Consumer Staples	11.0
Energy	10.9
Materials	10.6
Consumer Discretionary	9.6
Health Care	7.5
Telecommunication Services	7.4
Utilities	5.3
Information Technology	4.8
Cash and Other	0.7

100.0%

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$831.86	$2.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.48	2.75
Class IB
Actual	1,000.00	830.89	3.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.22	4.03
Class K†
Actual	1,000.00	985.15	1.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.47	2.76
*    Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.53%, 0.78% and 0.54%, respectively, multiplied by the average account value over the period, and multiplied by
184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†    Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (9.8%)
Abacus Property Group (REIT)	40,777	$79,243
Acrux Ltd.	26,539	77,904
Adelaide Brighton Ltd.	77,352	228,644
AGL Energy Ltd.	73,392	1,075,686
Alumina Ltd.	393,885	449,195
Amcor Ltd.	195,524	1,441,870
AMP Ltd.	458,664	1,909,325
Ansell Ltd.	21,940	326,281
APA Group	85,422	392,290
APN News & Media Ltd.	65,284	47,408
Aquarius Platinum Ltd.	62,844	150,408
Aquila Resources Ltd.*	29,510	176,570
Ardent Leisure Group (REIT)	51,882	54,126
Aristocrat Leisure Ltd.	74,121	166,784
Asciano Ltd.	156,372	719,718
Aston Resources Ltd.*	20,661	192,302
ASX Ltd.	28,081	878,296
Atlas Iron Ltd.	129,378	357,285
Aurora Oil & Gas Ltd.*	64,105	222,271
Ausdrill Ltd.	38,653	118,603
Austar United Communications Ltd.*	92,762	113,378
Australand Property Group (REIT)	37,509	92,074
Australia & New Zealand Banking Group Ltd.	429,529	9,019,286
Australian Infrastructure Fund	98,265	193,976
AWE Ltd.	82,211	109,731
Bank of Queensland Ltd.	35,759	267,358
Bathurst Resources Ltd.*	98,722	61,593
Beach Energy Ltd.	172,727	218,181
Beadell Resources Ltd.*	99,460	61,037
Bendigo and Adelaide Bank Ltd.	55,817	458,430
BHP Billiton Ltd.	513,520	18,078,356
Billabong International Ltd.	33,183	60,073
BlueScope Steel Ltd.	484,906	200,865
Boral Ltd.	114,231	420,608
Bow Energy Ltd.*†	56,135	86,984
Bradken Ltd.	25,790	188,339
Brambles Ltd.	236,597	1,732,658
BWP Trust (REIT)	63,194	111,172
Cabcharge Australia Ltd.	17,588	80,591
Caltex Australia Ltd.	21,940	264,122
Campbell Brothers Ltd.	10,779	540,103
carsales.com Ltd.	34,050	166,122
CFS Retail Property Trust (REIT)	376,550	648,953
Challenger Ltd.	88,411	373,463
Charter Hall Group (REIT)	38,350	78,057
Charter Hall Office REIT (REIT)	65,631	235,617
Charter Hall Retail REIT (REIT)	39,503	129,292
Coalspur Mines Ltd.*	63,614	99,549
Coca-Cola Amatil Ltd.	84,626	996,253
Cochlear Ltd.	9,105	577,381
Commonwealth Bank of Australia	252,160	12,694,293

Commonwealth Property Office Fund (REIT)	389,530	$380,483
Computershare Ltd.	81,697	669,313
Crown Ltd.	68,622	567,809
CSL Ltd.	85,180	2,787,907
CSR Ltd.	82,435	165,256
Cudeco Ltd.*	23,421	88,633
Dart Energy Ltd.*	91,105	33,546
David Jones Ltd.	79,842	193,540
Dexus Property Group (REIT)	769,491	653,239
Discovery Metals Ltd.*	63,167	84,635
Downer EDI Ltd.*	66,075	216,261
DUET Group	158,004	283,619
DuluxGroup Ltd.	57,349	169,517
Echo Entertainment Group Ltd.*	109,178	400,885
Emeco Holdings Ltd.	95,870	94,624
Energy Resources of Australia Ltd.*	25,185	31,555
Energy World Corp., Ltd.*	134,668	94,351
Envestra Ltd.	127,286	93,084
Extract Resources Ltd.*	13,728	119,068
Fairfax Media Ltd.	382,107	281,390
FKP Property Group	109,061	53,543
Fleetwood Corp., Ltd.	7,415	90,933
Flight Centre Ltd.	9,061	149,394
Fortescue Metals Group Ltd.	272,340	1,189,406
Gindalbie Metals Ltd.*	118,412	63,584
Gloucester Coal Ltd.*	11,848	104,216
Goodman Fielder Ltd.	300,897	133,874
Goodman Group (REIT)	1,046,646	610,190
GPT Group (REIT)	274,353	861,467
GrainCorp Ltd.	32,251	258,943
Gryphon Minerals Ltd.*	53,488	62,367
GUD Holdings Ltd.	11,227	80,955
GWA Group Ltd.	39,400	86,238
Harvey Norman Holdings Ltd.	91,176	171,123
Hastings Diversified Utilities Fund	69,638	146,013
Iluka Resources Ltd.	67,031	1,062,669
Imdex Ltd.	32,715	61,903
Incitec Pivot Ltd.	261,281	831,111
Independence Group NL	33,083	127,905
Industrea Ltd.	56,980	57,114
Insurance Australia Group Ltd.	331,825	1,011,384
Integra Mining Ltd.*	134,273	73,474
Intrepid Mines Ltd.*	82,307	91,760
Investa Office Fund (REIT)	425,236	260,959
Invocare Ltd.	17,729	139,626
IOOF Holdings Ltd.	28,788	150,755
Iress Market Technology Ltd.	15,917	112,820
JB Hi-Fi Ltd.	15,923	183,869
Kagara Ltd.*	84,775	22,111
Karoon Gas Australia Ltd.*	27,127	125,132
Kingsgate Consolidated Ltd.	21,534	125,542
Leighton Holdings Ltd.	26,280	511,780
Lend Lease Group	83,448	611,110
Linc Energy Ltd.*	49,375	55,551
Lynas Corp., Ltd.*	264,367	282,562
Macmahon Holdings Ltd.*	95,786	54,863
Macquarie Atlas Roads Group*	63,085	87,106

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Macquarie Group Ltd.	55,140	$1,341,689
Medusa Mining Ltd.	29,906	136,116
Mermaid Marine Australia Ltd.	33,826	98,256
Mesoblast Ltd.*	24,876	175,303
Metcash Ltd.	123,462	510,159
Mineral Deposits Ltd.*	14,394	74,789
Mineral Resources Ltd.	19,356	217,770
Mirabela Nickel Ltd.*	65,730	75,296
Mirvac Group (REIT)	543,726	656,225
Monadelphous Group Ltd.	13,813	284,254
Mount Gibson Iron Ltd.	102,225	117,102
Myer Holdings Ltd.	92,880	183,820
National Australia Bank Ltd.	359,119	8,580,289
Navitas Ltd.	32,810	117,453
Newcrest Mining Ltd.	122,147	3,697,986
NRW Holdings Ltd.	39,956	105,437
Nufarm Ltd.*	28,560	121,518
OceanaGold Corp.*	18,356	39,239
OneSteel Ltd.	194,118	138,981
Orica Ltd.	58,122	1,441,000
Origin Energy Ltd.	172,954	2,359,811
OZ Minerals Ltd.	52,115	533,565
Pacific Brands Ltd.	141,124	79,388
Paladin Energy Ltd.*	123,488	173,036
PanAust Ltd.*	75,324	246,532
Panoramic Resources Ltd.	31,056	36,846
Perpetual Ltd.	6,612	138,163
Perseus Mining Ltd.*	72,940	179,047
Platinum Asset Management Ltd.	38,174	137,436
Primary Health Care Ltd.	74,642	235,139
Qantas Airways Ltd.*	360,916	538,952
QBE Insurance Group Ltd.	178,051	2,358,332
QR National Ltd.	258,109	902,859
Qube Logistics Holdings Ltd.	71,790	97,658
Ramelius Resources Ltd.*	48,558	52,893
Ramsay Health Care Ltd.	20,823	410,621
Regis Resources Ltd.*	58,542	202,383
Reject Shop Ltd.	4,088	43,066
Resolute Mining Ltd.*	59,724	100,181
Rio Tinto Ltd.	69,729	4,300,525
Sandfire Resources NL*	14,984	100,843
Santos Ltd.	148,768	1,862,437
Saracen Mineral Holdings Ltd.*	75,614	58,003
Seek Ltd.	52,927	306,938
Seven Group Holdings Ltd.	15,557	112,655
Seven West Media Ltd.	60,770	201,384
Sigma Pharmaceuticals Ltd.	182,805	102,835
Silver Lake Resources Ltd.*	31,899	98,205
SMS Management & Technology Ltd.	10,606	49,032
Sonic Healthcare Ltd.	62,266	718,374
Southern Cross Media Group Ltd.	89,478	98,382
SP AusNet	210,684	202,558
Spark Infrastructure Group§	189,293	266,212
Spotless Group Ltd.	41,372	100,710
St Barbara Ltd.*	51,790	102,763
Stockland Corp., Ltd. (REIT)	381,366	1,244,295
Suncorp Group Ltd.	205,877	1,764,585
Sundance Resources Ltd.*	358,762	144,942
Sydney Airport	229,989	625,719

TABCORP Holdings Ltd.	109,416	$305,516
Tatts Group Ltd.	210,541	525,433
Telstra Corp., Ltd.	1,991,087	6,781,491
Ten Network Holdings Ltd.	93,010	79,910
Toll Holdings Ltd.	105,379	454,839
TPG Telecom Ltd.	45,688	62,150
Transfield Services Ltd.	74,033	163,557
Transpacific Industries Group Ltd.*	138,327	115,307
Transurban Group	229,473	1,319,042
Treasury Wine Estates Ltd.	102,389	385,382
UGL Ltd.	26,525	322,844
Virgin Australia Holdings Ltd.*	203,517	59,325
Wesfarmers Ltd.	185,315	5,591,435
Western Areas NL	22,727	118,318
Westfield Group (REIT)	338,822	2,706,533
Westfield Retail Trust (REIT)	449,902	1,145,798
Westpac Banking Corp.	484,691	9,914,839
White Energy Co., Ltd.*	38,819	15,088
Whitehaven Coal Ltd.	45,648	246,984
Woodside Petroleum Ltd.	97,632	3,057,652
Woolworths Ltd.	194,647	4,997,032
WorleyParsons Ltd.	33,089	868,761
Wotif.com Holdings Ltd.	18,840	68,792

		153,640,186

Belgium (1.0%)
Anheuser-Busch InBev N.V.	265,717	16,268,389

Finland (0.4%)
Nokia Oyj	1,337,903	6,531,523

France (14.0%)
Air Liquide S.A.	101,541	12,562,384
BNP Paribas S.A.	481,584	18,916,854
Carrefour S.A.	203,500	4,639,436
Cie de Saint-Gobain S.A.	154,909	5,947,565
Danone S.A.	218,890	13,759,802
France Telecom S.A.	681,855	10,709,026
GDF Suez S.A.	476,182	13,016,225
L’Oreal S.A.	85,161	8,894,724
LVMH Moet Hennessy Louis Vuitton S.A.	95,468	13,517,405
Sanofi S.A.	439,463	32,277,980
Schneider Electric S.A.	196,055	10,322,313
Societe Generale S.A.	374,374	8,336,400
Total S.A.	793,320	40,556,799
Unibail-Rodamco S.A. (REIT)	44,011	7,911,916
Vinci S.A.	189,748	8,290,826
Vivendi S.A.	441,742	9,673,580

		219,333,235

Germany (12.2%)
Allianz SE (Registered)	161,605	15,458,814
BASF SE	328,361	22,902,238
Bayer AG (Registered)	295,431	18,888,661
Bayerische Motoren Werke (BMW) AG	114,845	7,693,510
Daimler AG (Registered)	318,465	13,980,919
Deutsche Bank AG (Registered)	332,707	12,674,889
Deutsche Boerse AG*	66,119	3,466,624

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Deutsche Telekom AG (Registered)	1,064,341	$12,211,744
E.ON AG	714,868	15,423,382
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	57,510	7,054,695
RWE AG	172,592	6,064,691
SAP AG	330,228	17,459,191
Siemens AG (Registered)	308,380	29,510,993
Volkswagen AG (Preference)	51,392	7,699,007

		190,489,358

Ireland (1.0%)
CRH plc	259,174	5,152,296
CRH plc (London Stock Exchange)	125,785	2,500,405
Experian plc	174,596	2,373,897
James Hardie Industries SE (CDI)	69,803	486,911
Shire plc	97,664	3,402,007
WPP plc	219,739	2,305,175

		16,220,691

Italy (3.4%)
Assicurazioni Generali S.p.A.	477,322	7,184,712
Enel S.p.A.	2,276,746	9,264,357
ENI S.p.A.	946,135	19,604,809
Intesa Sanpaolo S.p.A.	4,990,770	8,358,339
Telecom Italia S.p.A.	3,707,170	3,987,142
UniCredit S.p.A.*	589,628	4,899,270

		53,298,629

Japan (24.6%)
77 Bank Ltd.	54,000	232,922
ABC-Mart, Inc.	3,700	140,703
Accordia Golf Co., Ltd.	93	66,938
Acom Co., Ltd.*	6,260	112,073
ADEKA Corp.	13,700	134,562
Aderans Co., Ltd.*	5,400	69,456
Advantest Corp.	22,300	212,367
Aeon Co., Ltd.	107,300	1,473,510
Aeon Credit Service Co., Ltd.	14,100	222,757
Aeon Delight Co., Ltd.	4,600	93,052
Aeon Mall Co., Ltd.	14,400	305,698
Aica Kogyo Co., Ltd.	9,600	129,838
Aichi Bank Ltd.	1,100	63,739
Aichi Corp.	16,500	64,954
Aichi Machine Industry Co., Ltd.	17,200	61,006
Aichi Steel Corp.	16,554	84,738
Aida Engineering Ltd.	14,700	67,608
Air Water, Inc.	28,000	356,503
Aisan Industry Co., Ltd.	7,700	60,123
Aisin Seiki Co., Ltd.	26,600	758,223
Ajinomoto Co., Inc.	89,000	1,068,416
Akebono Brake Industry Co., Ltd.	14,800	63,838
Akita Bank Ltd.	24,000	69,222
Alfresa Holdings Corp.	8,400	354,138
All Nippon Airways Co., Ltd.	426,000	1,189,944
Alpen Co., Ltd.	4,000	70,417
Alpine Electronics, Inc.	6,300	67,854
Alps Electric Co., Ltd.	25,900	178,006

Amada Co., Ltd.	48,000	$304,326
Amano Corp.	8,900	79,322
Anritsu Corp.	14,100	155,344
AOC Holdings, Inc.	10,800	65,387
AOKI Holdings, Inc.	4,100	66,904
Aoyama Trading Co., Ltd.	8,200	154,050
Aozora Bank Ltd.	113,000	311,238
Ariake Japan Co., Ltd.	4,300	82,905
Arnest One Corp.	5,900	60,556
As One Corp.	3,400	69,087
Asahi Breweries Ltd.	64,100	1,407,418
Asahi Diamond Industrial Co., Ltd.	7,520	90,861
Asahi Glass Co., Ltd.	153,000	1,284,111
Asahi Holdings, Inc.	4,920	97,607
Asahi Kasei Corp.	196,000	1,181,551
Asatsu-DK, Inc.	5,300	139,300
Asics Corp.	30,000	338,314
ASKUL Corp.	3,500	49,656
Astellas Pharma, Inc.	69,300	2,818,098
Autobacs Seven Co., Ltd.	4,100	187,502
Avex Group Holdings, Inc.	6,000	76,861
Awa Bank Ltd.	27,000	181,707
Bando Chemical Industries Ltd.	17,100	64,428
Bank of Iwate Ltd.	2,000	86,527
Bank of Kyoto Ltd.	57,000	490,983
Bank of Okinawa Ltd.	2,200	93,322
Bank of Saga Ltd.	25,300	63,439
Bank of Yokohama Ltd.	190,000	898,532
Benesse Holdings, Inc.	10,600	512,992
BML, Inc.	2,600	61,478
Bridgestone Corp.	98,900	2,242,179
Brother Industries Ltd.	41,400	508,289
Calbee, Inc.	2,062	100,863
Calsonic Kansei Corp.	17,615	100,468
Canon Electronics, Inc.	3,827	95,911
Canon Marketing Japan, Inc.	10,700	125,114
Canon, Inc.	185,000	8,196,050
Capcom Co., Ltd.	6,700	158,251
Casio Computer Co., Ltd.	31,300	189,906
Cawachi Ltd.	3,400	68,733
Central Glass Co., Ltd.	33,000	159,491
Central Japan Railway Co.	263	2,220,995
Century Tokyo Leasing Corp.	7,500	141,776
Chiba Bank Ltd.	126,000	811,953
Chiyoda Co., Ltd.	5,400	95,975
Chiyoda Corp.	24,000	244,147
Chofu Seisakusho Co., Ltd.	3,200	81,029
Chubu Electric Power Co., Inc.	99,400	1,855,759
Chudenko Corp.	5,900	62,319
Chugai Pharmaceutical Co., Ltd.	40,200	662,775
Chugai Ro Co., Ltd.	19,300	62,185
Chugoku Bank Ltd.	27,000	376,393
Chugoku Electric Power Co., Inc.	41,600	729,094
Chukyo Bank Ltd.	28,000	72,028
Circle K Sunkus Co., Ltd.	7,000	115,954
Citizen Holdings Co., Ltd.	35,300	205,003
CKD Corp.	9,000	61,855
Clarion Co., Ltd.*	37,700	67,103
Cleanup Corp.	10,500	65,753
CMK Corp.*	12,000	38,197

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Coca-Cola Central Japan Co., Ltd.	5,400	$68,894
Coca-Cola West Co., Ltd.	11,100	192,523
Colowide Co., Ltd.	12,700	88,770
COMSYS Holdings Corp.	17,500	183,708
Cosel Co., Ltd.	4,700	66,864
Cosmo Oil Co., Ltd.	94,000	262,570
Create SD Holdings Co., Ltd.	3,200	65,813
Credit Saison Co., Ltd.	25,000	501,169
Dai Nippon Printing Co., Ltd.	99,000	951,799
Daibiru Corp.	9,400	59,109
Daicel Chemical Industries Ltd.	44,000	268,104
Daido Steel Co., Ltd.	57,000	357,685
Daidoh Ltd.	8,200	73,935
Daiei, Inc.*	18,100	65,374
Daifuku Co., Ltd.	14,100	72,543
Daihatsu Motor Co., Ltd.	28,000	499,831
Daihen Corp.	17,500	61,160
Daiichi Chuo KK*	28,000	36,378
Dai-ichi Life Insurance Co., Ltd.	1,580	1,553,930
Daiichi Sankyo Co., Ltd.	103,600	2,053,964
Dai-ichi Seiko Co., Ltd.	2,258	63,513
Daikin Industries Ltd.	37,300	1,021,546
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	13,100	56,846
Dainippon Screen Manufacturing Co., Ltd.	36,000	303,547
Dainippon Sumitomo Pharma Co., Ltd.	24,300	276,875
Daio Paper Corp.	13,000	90,698
Daisan Bank Ltd.	28,000	57,477
Daiseki Co., Ltd.	5,500	89,535
Daishi Bank Ltd.	42,000	136,962
Daito Trust Construction Co., Ltd.	13,000	1,114,720
Daiwa House Industry Co., Ltd.	90,000	1,073,405
Daiwa Securities Group, Inc.	296,000	922,957
Daiwabo Holdings Co., Ltd.	29,000	65,935
DCM Holdings Co., Ltd.	15,000	118,293
DeNA Co., Ltd.	13,013	390,373
Denki Kagaku Kogyo KK	71,000	262,895
Denki Kogyo Co., Ltd.	14,500	63,109
Denso Corp.	74,300	2,052,252
Dentsu, Inc.	30,900	943,018
Descente Ltd.	13,400	70,682
DIC Corp.	129,000	234,637
Disco Corp.	3,400	177,355
Don Quijote Co., Ltd.	5,400	185,285
Doshisha Co., Ltd.	3,000	86,644
Doutor Nichires Holdings Co., Ltd.	5,500	72,528
Dowa Holdings Co., Ltd.	40,000	253,086
Dr. Ci:Labo Co., Ltd.	33	175,568
Duskin Co., Ltd.	9,300	183,052
Dydo Drinco, Inc.	1,900	75,289
eAccess Ltd.	186	44,150
Eagle Industry Co., Ltd.	6,600	52,135
East Japan Railway Co.	51,800	3,297,648
Ebara Corp.	59,000	203,131
Eighteenth Bank Ltd.	25,500	64,603
Eisai Co., Ltd.	38,400	1,588,983
Eizo Nanao Corp.	3,000	61,466

Electric Power Development Co., Ltd.	19,900	$529,236
Elpida Memory, Inc.*	35,900	166,977
Exedy Corp.	3,900	112,536
Ezaki Glico Co., Ltd.	13,000	146,434
FamilyMart Co., Ltd.	10,900	440,418
Fancl Corp.	7,800	106,506
FANUC Corp.	31,100	4,759,751
Fast Retailing Co., Ltd.	7,000	1,273,223
FCC Co., Ltd.	4,382	89,041
FIDEA Holdings Co., Ltd.	18,514	47,867
FP Corp.	1,500	97,051
France Bed Holdings Co., Ltd.	53,800	92,265
Fuji Co., Ltd.	3,400	79,688
Fuji Electric Holdings Co., Ltd.	97,000	265,909
Fuji Heavy Industries Ltd.	105,000	634,338
Fuji Kyuko Co., Ltd.	14,100	83,534
Fuji Media Holdings, Inc.	328	497,305
Fuji Oil Co., Ltd.	8,600	123,017
Fuji Seal International, Inc.	3,200	57,789
Fuji Soft, Inc.	4,300	77,374
Fujicco Co., Ltd.	5,900	73,127
Fujifilm Holdings Corp.	68,400	1,620,023
Fujikura Ltd.	51,000	149,084
Fujimi, Inc.	4,600	52,174
Fujita Kanko, Inc.	15,600	51,480
Fujitec Co., Ltd.	14,100	88,297
Fujitsu General Ltd.	11,500	65,740
Fujitsu Ltd.	283,000	1,470,703
Fujiya Co., Ltd.*	36,800	77,932
Fukuoka Financial Group, Inc.	128,000	537,144
Fukuyama Transporting Co., Ltd.	22,000	132,909
Funai Electric Co., Ltd.	2,800	67,335
Furukawa Co., Ltd.*	61,000	49,929
Furukawa Electric Co., Ltd.	108,000	248,357
Furukawa-Sky Aluminum Corp.	23,800	59,059
Futaba Corp.	5,100	81,367
Futaba Industrial Co., Ltd.	9,500	53,566
Fuyo General Lease Co., Ltd.	2,801	96,290
Glory Ltd.	8,900	191,598
GMO Internet, Inc.	14,200	54,239
Goldcrest Co., Ltd.	2,880	45,836
Gree, Inc.	14,234	490,432
GS Yuasa Corp.	61,000	328,102
Gulliver International Co., Ltd.	1,500	61,777
Gunma Bank Ltd.	75,000	412,174
Gunze Ltd.	24,000	70,157
H2O Retailing Corp.	19,000	144,901
Hachijuni Bank Ltd.	60,000	342,211
Hakuhodo DY Holdings, Inc.	4,650	267,026
Hamamatsu Photonics KK	12,500	437,346
Hankyu Hanshin Holdings, Inc.	194,000	816,630
Hanwa Co., Ltd.	30,600	133,579
Haseko Corp.*	226,500	150,078
Heiwa Corp.	6,900	119,139
Heiwa Real Estate Co., Ltd.	24,600	48,900
Heiwado Co., Ltd.	6,400	82,151
Higashi-Nippon Bank Ltd.	32,900	68,818
Higo Bank Ltd.	26,000	146,940
Hikari Tsushin, Inc.	3,800	94,642
Hino Motors Ltd.	41,000	248,759

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hirose Electric Co., Ltd.	5,200	$456,022
Hiroshima Bank Ltd.	96,000	446,512
Hisaka Works Ltd.	5,400	59,353
Hisamitsu Pharmaceutical Co., Inc.	9,400	398,129
Hitachi Cable Ltd.*	27,000	57,178
Hitachi Capital Corp.	7,100	98,424
Hitachi Chemical Co., Ltd.	14,700	258,974
Hitachi Construction Machinery Co., Ltd.	15,400	259,301
Hitachi High-Technologies Corp.	9,800	212,628
Hitachi Koki Co., Ltd.	8,500	64,714
Hitachi Kokusai Electric, Inc.	7,500	60,900
Hitachi Ltd.	666,000	3,495,700
Hitachi Metals Ltd.	22,000	239,236
Hitachi Tool Engineering Ltd.	6,400	68,266
Hitachi Transport System Ltd.	6,300	108,206
Hitachi Zosen Corp.	136,500	172,022
Hodogaya Chemical Co., Ltd.	16,300	51,249
Hokkaido Electric Power Co., Inc.	29,900	425,755
Hokkoku Bank Ltd.	36,000	131,896
Hokuetsu Bank Ltd.	36,100	73,166
Hokuetsu Kishu Paper Co., Ltd.	21,000	141,055
Hokuhoku Financial Group, Inc.	227,000	442,380
Hokuriku Electric Power Co.	32,700	610,496
Hokuto Corp.	3,600	78,670
Honda Motor Co., Ltd.	250,600	7,644,651
Honeys Co., Ltd.	6,000	88,398
Horiba Ltd.	5,500	165,779
Hoshizaki Electric Co., Ltd.	6,600	155,032
Hosiden Corp.	8,300	55,427
House Foods Corp.	13,200	248,325
Hoya Corp.	72,600	1,563,866
Hulic Co., Ltd.	8,800	102,669
Hyakugo Bank Ltd.	28,000	110,952
Hyakujushi Bank Ltd.	37,000	165,363
Ibiden Co., Ltd.	19,800	391,524
Ichibanya Co., Ltd.	2,500	73,145
Ichiyoshi Securities Co., Ltd.	9,400	40,179
Icom, Inc.	2,600	66,681
Idec Corp.	7,600	80,177
Idemitsu Kosan Co., Ltd.	4,000	412,628
IHI Corp.	220,000	534,494
Iino Kaiun Kaisha Ltd.	15,800	66,304
Inaba Denki Sangyo Co., Ltd.	3,425	96,026
Inabata & Co., Ltd.	11,600	69,476
Inageya Co., Ltd.	6,500	76,595
INES Corp.	9,000	63,375
INPEX Corp.	400	2,520,463
Internet Initiative Japan, Inc.	27	96,817
Iseki & Co., Ltd.*	34,000	72,886
Isetan Mitsukoshi Holdings Ltd.	63,300	663,675
Isuzu Motors Ltd.	187,000	864,908
IT Holdings Corp.	9,100	109,361
Ito En Ltd.	9,000	154,814
ITOCHU Corp.	231,400	2,350,978
Itochu Enex, Co., Ltd.	6,451	36,207
ITOCHU Techno-Solutions Corp.	4,700	210,972

Itochu-Shokuhin Co., Ltd.	2,100	$74,565
Itoham Foods, Inc.	20,000	79,512
Iwatani Corp.	34,600	115,079
Iyo Bank Ltd.	34,000	335,715
Izumi Co., Ltd.	8,800	145,542
J. Front Retailing Co., Ltd.	75,000	362,479
Jaccs Co., Ltd.	21,700	64,843
Japan Airport Terminal Co., Ltd.	10,100	131,351
Japan Aviation Electronics Industry Ltd.	8,900	61,515
Japan Digital Laboratory Co., Ltd.	6,400	63,193
Japan Petroleum Exploration Co.	5,700	222,905
Japan Pulp & Paper Co., Ltd.	20,100	70,508
Japan Radio Co., Ltd.	23,400	53,203
Japan Securities Finance Co., Ltd.	13,400	60,585
Japan Steel Works Ltd.	52,000	361,440
Japan Tobacco, Inc.	737	3,466,208
JFE Holdings, Inc.	75,900	1,374,621
JFE Shoji Holdings, Inc.	24,000	100,091
JGC Corp.	31,000	744,290
J-Oil Mills, Inc.	23,100	66,026
Joshin Denki Co., Ltd.	7,400	81,143
Joyo Bank Ltd.	124,000	547,746
JS Group Corp.	40,400	774,198
JSR Corp.	29,100	536,859
JTEKT Corp.	35,300	347,176
Juroku Bank Ltd.	41,000	133,701
JVC Kenwood Corp.*	19,300	66,699
JX Holdings, Inc.	344,000	2,078,212
Kaga Electronics Co., Ltd.	5,500	57,451
Kagome Co., Ltd.	12,800	254,603
Kagoshima Bank Ltd.	21,000	147,330
Kajima Corp.	162,000	496,713
Kakaku.com, Inc.	4,800	175,985
Kaken Pharmaceutical Co., Ltd.	14,000	186,072
Kamigumi Co., Ltd.	36,000	310,563
Kanagawa Chuo Kotsu Co., Ltd.	14,700	79,258
Kandenko Co., Ltd.	16,000	77,537
Kaneka Corp.	42,000	223,724
Kanematsu Corp.*	74,800	69,970
Kansai Electric Power Co., Inc.	120,700	1,851,977
Kansai Paint Co., Ltd.	39,000	348,097
Kanto Denka Kogyo Co., Ltd.	8,800	32,355
Kao Corp.	85,000	2,322,398
Kappa Create Co., Ltd.	2,900	68,534
Kasumi Co., Ltd.	13,000	82,928
Katakura Industries Co., Ltd.	7,200	67,164
Kato Sangyo Co., Ltd.	4,235	81,762
Kawasaki Heavy Industries Ltd.	211,000	526,335
Kawasaki Kisen Kaisha Ltd.	100,000	180,590
KDDI Corp.	455	2,926,140
Keihan Electric Railway Co., Ltd.	72,000	344,238
Keihin Corp.	6,600	109,414
Keikyu Corp.	82,000	736,157
Keio Corp.	83,000	585,540
Keisei Electric Railway Co., Ltd.	52,000	382,383
Keiyo Bank Ltd.	27,000	133,649

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Kenedix, Inc.*	400	$52,020
Kewpie Corp.	18,400	261,764
KEY Coffee, Inc.	4,000	72,288
Keyence Corp.	6,800	1,639,704
Kikkoman Corp.	29,000	333,065
Kinden Corp.	24,000	202,676
Kinki Sharyo Co., Ltd.	13,400	42,653
Kintetsu Corp.	269,000	1,051,955
Kintetsu World Express, Inc.	2,800	81,486
Kirin Holdings Co., Ltd.	138,000	1,678,160
Kisoji Co., Ltd.	3,600	67,164
Kissei Pharmaceutical Co., Ltd.	7,000	144,147
Kitz Corp.	14,600	58,802
Kiyo Holdings, Inc.	126,000	196,440
Koa Corp.	5,800	51,165
Kobayashi Pharmaceutical Co., Ltd.	4,700	247,304
Kobe Steel Ltd.	467,000	722,009
Koito Manufacturing Co., Ltd.	16,000	224,503
Kokuyo Co., Ltd.	16,500	116,617
Komatsu Ltd.	147,500	3,447,480
Komeri Co., Ltd.	4,300	132,737
Komori Corp.	8,800	58,994
Konami Corp.	14,900	446,206
Konica Minolta Holdings, Inc.	87,000	648,798
Kose Corp.	6,000	150,370
Krosaki Harima Corp.	17,100	51,986
K’s Holdings Corp.	7,200	285,306
Kubota Corp.	143,000	1,198,324
Kumiai Chemical Industry Co., Ltd.	21,700	81,759
Kura Corp.	4,700	61,795
Kurabo Industries Ltd.	39,100	74,167
Kuraray Co., Ltd.	51,000	725,542
Kurita Water Industries Ltd.	18,400	478,108
Kuroda Electric Co., Ltd.	5,100	55,194
KYB Co., Ltd.	20,100	95,055
Kyocera Corp.	24,600	1,978,355
KYORIN Holdings, Inc.	9,000	158,438
Kyosan Electric Manufacturing Co., Ltd.	15,500	65,448
Kyowa Exeo Corp.	12,700	119,625
Kyowa Hakko Kirin Co., Ltd.	47,000	575,211
Kyudenko Corp.	11,200	68,536
Kyushu Electric Power Co., Inc.	67,100	960,689
Lawson, Inc.	9,200	574,328
Lintec Corp.	6,800	123,154
Lion Corp.	39,000	230,544
M3, Inc.	28	126,231
Mabuchi Motor Co., Ltd.	4,600	191,542
Macnica, Inc.	2,900	66,801
Macromill, Inc.	6,300	63,925
Maeda Corp.	22,900	83,900
Maeda Road Construction Co., Ltd.	10,000	104,846
Makino Milling Machine Co., Ltd.	14,997	92,355
Makita Corp.	21,000	679,628
Mars Engineering Corp.	4,100	69,993
Marubeni Corp.	265,000	1,614,720
Marudai Food Co., Ltd.	21,900	80,236
Maruetsu, Inc.	17,900	65,116

Maruha Nichiro Holdings, Inc.	70,000	$129,141
Marui Group Co., Ltd.	43,000	335,196
Maruichi Steel Tube Ltd.	11,400	254,304
Marusan Securities Co., Ltd.	11,800	36,180
Maruzen Showa Unyu Co., Ltd.	22,000	70,885
Matsuda Sangyo Co., Ltd.	4,000	61,063
Matsui Securities Co., Ltd.	14,000	68,390
Matsumotokiyoshi Holdings Co., Ltd.	5,900	119,426
Matsuya Co., Ltd.*	10,200	57,911
Matsuya Foods Co., Ltd.	4,300	88,883
Max Co., Ltd.	6,000	75,068
Mazda Motor Corp.*	253,000	447,031
Medipal Holdings Corp.	29,500	308,146
Megachips Corp.	3,700	61,675
Megmilk Snow Brand Co., Ltd.	7,000	134,325
Meidensha Corp.	32,000	107,678
MEIJI Holdings Co., Ltd.	10,600	440,003
Meitec Corp.	2,601	50,182
Melco Holdings, Inc.	2,100	56,777
Mie Bank Ltd.	26,100	59,002
Mikuni Coca-Cola Bottling Co., Ltd.	8,000	70,989
Milbon Co., Ltd.	2,800	85,961
Mimasu Semiconductor Industry Co., Ltd.	6,300	52,548
Minebea Co., Ltd.	48,000	200,806
Miraca Holdings, Inc.	8,000	318,566
Mirait Holdings Corp.	12,942	97,523
MISUMI Group, Inc.	10,600	243,482
Mitsuba Corp.	8,100	63,352
Mitsubishi Chemical Holdings Corp.	191,000	1,052,150
Mitsubishi Corp.	213,800	4,319,332
Mitsubishi Electric Corp.	305,000	2,924,386
Mitsubishi Estate Co., Ltd.	210,000	3,137,586
Mitsubishi Gas Chemical Co., Inc.	53,000	294,024
Mitsubishi Heavy Industries Ltd.	500,000	2,130,700
Mitsubishi Logistics Corp.	23,000	255,489
Mitsubishi Materials Corp.	214,000	581,084
Mitsubishi Motors Corp.*	670,000	792,127
Mitsubishi Paper Mills Ltd.*	61,000	55,476
Mitsubishi Pencil Co., Ltd.	4,300	77,542
Mitsubishi Research Institute, Inc.	3,100	56,547
Mitsubishi Shokuhin Co., Ltd.	2,000	52,462
Mitsubishi Steel Manufacturing Co., Ltd.	23,400	58,979
Mitsubishi Tanabe Pharma Corp.	32,000	506,379
Mitsubishi UFJ Financial Group, Inc.	2,233,600	9,489,245
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,930	314,233
Mitsuboshi Belting Co., Ltd.	12,100	62,253
Mitsui & Co., Ltd.	253,800	3,946,974
Mitsui Chemicals, Inc.	154,000	470,183
Mitsui Engineering & Shipbuilding Co., Ltd.	128,000	199,558
Mitsui Fudosan Co., Ltd.	129,000	1,880,447
Mitsui Home Co., Ltd.	13,400	68,419

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Mitsui Matsushima Co., Ltd.	32,100	$58,803
Mitsui Mining & Smelting Co., Ltd.	97,000	250,786
Mitsui O.S.K. Lines Ltd.	157,000	607,847
Mitsui Sugar Co., Ltd.	19,300	65,946
Mitsui-Soko Co., Ltd.	17,600	66,312
Miura Co., Ltd.	5,400	152,381
Miyazaki Bank Ltd.	26,800	65,807
Mizuho Financial Group, Inc.	3,812,000	5,150,682
Mizuno Corp.	15,800	81,289
Mochida Pharmaceutical Co., Ltd.	13,000	145,927
Modec, Inc.	4,000	68,962
Monex Group, Inc.	247	36,038
Mori Seiki Co., Ltd.	17,900	159,535
Morinaga & Co., Ltd.	35,100	82,540
Morinaga Milk Industry Co., Ltd.	29,000	112,278
Morita Holdings Corp.	11,700	66,275
MOS Food Services, Inc.	4,100	81,712
MS&AD Insurance Group Holdings, Inc.	90,500	1,676,666
Murata Manufacturing Co., Ltd.	30,900	1,587,755
Musashi Seimitsu Industry Co., Ltd.	3,100	67,018
Musashino Bank Ltd.	5,200	173,018
Nabtesco Corp.	12,000	218,735
Nachi-Fujikoshi Corp.	33,100	146,643
Nagaileben Co., Ltd.	5,600	74,283
Nagase & Co., Ltd.	18,000	196,206
Nagatanien Co., Ltd.	6,900	78,081
Nagoya Railroad Co., Ltd.	112,000	301,208
Nakamuraya Co., Ltd.	13,556	66,926
Namco Bandai Holdings, Inc.	37,200	529,702
Nankai Electric Railway Co., Ltd.	67,000	294,219
Nanto Bank Ltd.	30,000	166,039
NEC Capital Solutions Ltd.	4,700	68,451
NEC Corp.*	416,000	843,134
NEC Fielding Ltd.	5,600	72,174
NEC Networks & System Integration Corp.	5,600	81,705
NET One Systems Co., Ltd.	77	209,982
Neturen Co., Ltd.	13,200	98,953
NGK Insulators Ltd.	41,000	486,865
NGK Spark Plug Co., Ltd.	30,000	372,223
NHK Spring Co., Ltd.	25,000	221,515
Nichias Corp.	17,968	99,446
Nichicon Corp.	10,300	103,709
Nichii Gakkan Co.	8,192	99,939
Nichi-iko Pharmaceutical Co., Ltd.	5,350	125,948
Nichirei Corp.	40,000	193,842
Nidec Copal Corp.	4,100	45,384
Nidec Copal Electronics Corp.	8,700	51,881
Nidec Corp.	16,100	1,399,363
Nidec Sankyo Corp.	9,000	57,295
Nidec-Tosok Corp.	6,300	75,057
Nifco, Inc.	6,400	178,854
Nihon Kohden Corp.	5,900	145,565
Nihon Nohyaku Co., Ltd.	13,800	56,835
Nihon Parkerizing Co., Ltd.	7,359	88,342

Nihon Unisys Ltd.	8,700	$55,498
Nihon Yamamura Glass Co., Ltd.	26,300	65,946
Nikon Corp.	51,600	1,149,050
Nintendo Co., Ltd.	17,100	2,354,943
Nippo Corp.	11,000	105,184
Nippon Carbon Co., Ltd.	22,500	63,141
Nippon Coke & Engineering Co., Ltd.	35,800	46,047
Nippon Densetsu Kogyo Co., Ltd.	7,500	72,301
Nippon Electric Glass Co., Ltd.	68,000	673,197
Nippon Express Co., Ltd.	126,000	491,100
Nippon Gas Co., Ltd.	3,359	47,175
Nippon Kanzai Co., Ltd.	4,300	77,710
Nippon Kayaku Co., Ltd.	24,000	231,363
Nippon Konpo Unyu Soko Co., Ltd.	9,000	97,168
Nippon Light Metal Co., Ltd.	77,600	102,835
Nippon Meat Packers, Inc.	25,000	310,511
Nippon Paint Co., Ltd.	29,000	200,819
Nippon Paper Group, Inc.	16,100	351,410
Nippon Sharyo Ltd.	14,000	53,657
Nippon Sheet Glass Co., Ltd.	148,000	276,887
Nippon Shinyaku Co., Ltd.	8,000	98,844
Nippon Shokubai Co., Ltd.	28,000	300,844
Nippon Signal Co., Ltd.	8,900	52,843
Nippon Steel Corp.	845,000	2,107,834
Nippon Steel Trading Co., Ltd.	22,300	59,973
Nippon Suisan Kaisha Ltd.	41,900	143,713
Nippon Telegraph & Telephone Corp.	137,000	7,003,963
Nippon Television Network Corp.	2,740	419,348
Nippon Thompson Co., Ltd.	11,000	63,882
Nippon Valqua Industries Ltd.	22,000	56,879
Nippon Yusen KK	230,000	588,671
Nipro Corp.	13,000	109,276
Nishimatsu Construction Co., Ltd.	53,800	92,265
Nishimatsuya Chain Co., Ltd.	7,500	57,977
Nishi-Nippon City Bank Ltd.	114,000	327,322
Nishi-Nippon Railroad Co., Ltd.	42,000	200,806
Nissan Chemical Industries Ltd.	25,000	241,977
Nissan Motor Co., Ltd.	372,900	3,352,563
Nissan Shatai Co., Ltd.	10,172	98,852
Nisshin Oillio Group Ltd.	15,000	64,506
Nisshin Seifun Group, Inc.	32,500	393,952
Nisshin Steel Co., Ltd.	128,000	196,232
Nisshinbo Holdings, Inc.	22,000	198,363
Nissin Electric Co., Ltd.	11,000	61,453
Nissin Foods Holdings Co., Ltd.	12,800	501,390
Nitori Holdings Co., Ltd.	6,200	581,577
Nitta Corp.	3,600	67,632
Nittetsu Mining Co., Ltd.	14,300	56,665
Nitto Boseki Co., Ltd.	20,312	70,724
Nitto Denko Corp.	25,700	919,550
Nitto Kogyo Corp.	6,000	68,988
Nitto Kohki Co., Ltd.	2,800	63,661
NKSJ Holdings, Inc.	62,500	1,226,127
NOF Corp.	29,300	149,602
Nohmi Bosai Ltd.	11,000	68,598

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

NOK Corp.	15,700	$269,860
Nomura Holdings, Inc.	649,700	1,966,742
Nomura Real Estate Holdings, Inc.	13,600	202,489
Nomura Research Institute Ltd.	18,200	411,433
Noritake Co., Ltd.	19,900	59,465
Noritz Corp.	6,000	109,367
NS Solutions Corp.	3,300	65,768
NS United Kaiun Kaisha Ltd.	28,700	43,253
NSD Co., Ltd.	6,300	49,437
NSK Ltd.	73,000	474,211
NTN Corp.	74,000	298,038
NTT Data Corp.	181	578,015
NTT DoCoMo, Inc.	2,471	4,542,633
NTT Urban Development Corp.	234	159,608
Obayashi Corp.	111,000	493,205
OBIC Business Consultants Ltd.	1,350	63,141
Obic Co., Ltd.	1,100	210,511
Odakyu Electric Railway Co., Ltd.	103,000	995,609
Ogaki Kyoritsu Bank Ltd.	43,000	140,223
Ohara, Inc.	5,000	51,579
Oiles Corp.	3,800	71,784
Oita Bank Ltd.	21,000	60,569
OJI Paper Co., Ltd.	148,000	759,517
Okamura Corp.	14,518	99,214
Oki Electric Industry Co., Ltd.*	108,244	97,036
OKUMA Corp.	22,400	143,183
Okumura Corp.	34,000	139,145
Olympus Corp.	40,900	537,752
Omron Corp.	36,000	723,555
Ono Pharmaceutical Co., Ltd.	16,800	942,913
Onward Holdings Co., Ltd.	23,000	168,832
Oracle Corp. Japan	5,000	165,454
Organo Corp.	9,300	71,046
Orient Corp.*	72,505	65,939
Oriental Land Co., Ltd.	8,900	940,068
ORIX Corp.	15,570	1,286,543
Osaka Gas Co., Ltd.	293,000	1,157,230
OSAKA Titanium Technologies Co.	3,600	159,257
OSG Corp.	14,700	185,063
Otsuka Corp.	2,600	179,031
Otsuka Holdings Co., Ltd.	62,611	1,760,299
Pacific Metals Co., Ltd.	23,000	111,459
Pack Corp.	4,000	57,997
Pal Co., Ltd.	2,000	77,537
Paltac Corp.	6,300	80,868
PanaHome Corp.	11,000	74,600
Panasonic Corp.	338,870	2,879,316
Panasonic Electric Works SUNX Co., Ltd.	11,800	57,643
Paramount Bed Holdings Co., Ltd.*	2,700	82,154
Parco Co., Ltd.	8,400	64,170
Paris Miki Holdings, Inc.	7,300	59,656
Park24 Co., Ltd.	14,800	196,513
Penta-Ocean Construction Co., Ltd.	41,300	126,095
PGM Holdings KK	100	64,895
Pigeon Corp.	2,640	107,528
Pioneer Corp.*	45,200	203,186

Plenus Co., Ltd.	4,700	$76,817
Point, Inc.	2,700	114,707
Pola Orbis Holdings, Inc.	3,636	98,258
Press Kogyo Co., Ltd.	15,000	72,301
Promise Co., Ltd.*	16,150	157,367
Renesas Electronics Corp.*	8,900	54,461
Rengo Co., Ltd.	27,000	188,372
Resona Holdings, Inc.	256,400	1,129,266
Resorttrust, Inc.	5,100	75,403
Ricoh Co., Ltd.	96,000	836,897
Ricoh Leasing Co., Ltd.	2,500	55,898
Riken Corp.	16,000	60,075
Rinnai Corp.	5,400	386,566
Rohm Co., Ltd.	16,100	750,929
Rohto Pharmaceutical Co., Ltd.	15,000	192,737
Roland Corp.	12,807	116,140
Roland DG Corp.	7,069	78,524
Round One Corp.	11,100	72,106
Ryobi Ltd.	18,700	68,512
Ryohin Keikaku Co., Ltd.	3,600	175,627
Ryosan Co., Ltd.	4,800	101,712
Ryoyo Electro Corp.	6,200	68,871
Saizeriya Co., Ltd.	4,200	70,009
Sakai Chemical Industry Co., Ltd.	14,100	52,209
Sakata INX Corp.	14,200	64,017
Sakata Seed Corp.	5,300	76,019
San-A Co., Ltd.	1,800	71,210
San-Ai Oil Co., Ltd.	14,178	60,234
Sanden Corp.	18,200	54,858
Sangetsu Co., Ltd.	5,600	143,983
San-In Godo Bank Ltd.	20,000	149,929
Sankei Building Co., Ltd.	11,600	44,610
Sanki Engineering Co., Ltd.	10,400	54,182
Sankyo Co., Ltd.	9,800	495,920
Sankyo-Tateyama Holdings, Inc.*	55,800	81,920
Sankyu, Inc.	40,000	151,228
Sanoh Industrial Co., Ltd.	7,800	54,925
Sanrio Co., Ltd.	8,800	452,176
Santen Pharmaceutical Co., Ltd.	10,400	428,323
Sanwa Holdings Corp.	31,000	92,633
Sanyo Chemical Industries Ltd.	9,400	61,429
Sanyo Shokai Ltd.	18,600	42,289
Sanyo Special Steel Co., Ltd.	3,690	19,560
Sapporo Hokuyo Holdings, Inc.	48,800	174,988
Sapporo Holdings Ltd.	52,000	196,596
Sasebo Heavy Industries Co., Ltd.	35,000	56,840
Sato Holding Corp.	5,400	67,070
Sawai Pharmaceutical Co., Ltd.	2,200	228,375
SBI Holdings, Inc.	3,823	280,131
SCSK Corp.	7,700	122,848
Secom Co., Ltd.	30,800	1,420,553
Sega Sammy Holdings, Inc.	32,000	691,386
Seikagaku Corp.	6,500	69,923
Seiko Epson Corp.	22,000	292,400
Seiko Holdings Corp.	19,200	39,413
Seino Holdings Co., Ltd.	25,000	193,907
Seiren Co., Ltd.	9,500	55,788
Sekisui Chemical Co., Ltd.	71,000	585,748
Sekisui House Ltd.	93,000	825,244

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Sekisui Jushi Corp.	7,100	$71,673
Sekisui Plastics Co., Ltd.	16,100	61,706
Senko Co., Ltd.	21,000	83,487
Senshu Ikeda Holdings, Inc.	91,700	134,625
Seven & I Holdings Co., Ltd.	123,000	3,427,764
Sharp Corp.	144,000	1,259,088
Shibusawa Warehouse Co., Ltd.	20,400	56,983
Shibuya Kogyo Co., Ltd.	7,100	74,902
Shiga Bank Ltd.	30,000	204,235
Shikoku Chemicals Corp.	12,000	64,077
Shikoku Electric Power Co., Inc.	30,300	868,414
Shimachu Co., Ltd.	6,100	139,879
Shimadzu Corp.	39,000	330,362
Shimamura Co., Ltd.	3,300	337,417
Shimano, Inc.	11,300	549,071
Shimizu Bank Ltd.	1,700	62,196
Shimizu Corp.	105,000	440,626
Shimojima Co., Ltd.	5,300	66,448
Shinagawa Refractories Co., Ltd.	23,800	68,954
Shindengen Electric Manufacturing Co., Ltd.	13,600	57,072
Shin-Etsu Chemical Co., Ltd.	56,300	2,772,210
Shin-Etsu Polymer Co., Ltd.	11,000	46,161
Shinko Electric Industries Co., Ltd.	8,500	57,867
Shin-Kobe Electric Machinery Co., Ltd.	4,484	99,386
Shinmaywa Industries Ltd.	16,600	66,642
Shinsei Bank Ltd.	228,000	236,975
Shionogi & Co., Ltd.	48,600	624,469
Ship Healthcare Holdings, Inc.	3,939	86,078
Shiroki Corp.	18,800	53,002
Shiseido Co., Ltd.	55,600	1,022,139
Shizuoka Bank Ltd.	89,000	937,755
Shochiku Co., Ltd.	19,000	180,447
Shoei Co., Ltd.	7,800	32,732
Showa Corp.*	9,500	54,801
Showa Denko KK	227,000	460,075
Showa Sangyo Co., Ltd.	24,500	75,438
Showa Shell Sekiyu KK	30,300	204,309
Sinfonia Technology Co., Ltd.	19,800	40,387
Sintokogio Ltd.	7,500	66,065
Sky Perfect JSAT Holdings, Inc.	241	120,704
SMC Corp.	9,300	1,500,663
SMK Corp.	12,200	39,467
Softbank Corp.	133,900	3,943,761
Sohgo Security Services Co., Ltd.	12,200	128,705
Sojitz Corp.	213,100	329,465
So-net Entertainment Corp.	25	90,977
Sony Corp.	186,400	3,346,821
Sony Financial Holdings, Inc.	29,800	439,044
Sotetsu Holdings, Inc.	50,000	153,306
Square Enix Holdings Co., Ltd.	10,400	204,163
St. Marc Holdings Co., Ltd.	1,700	65,487
Stanley Electric Co., Ltd.	21,700	318,861
Star Micronics Co., Ltd.	6,600	59,766
Sugi Holdings Co., Ltd.	5,000	145,771
Sumco Corp.*	21,300	157,460
Sumikin Bussan Corp.	29,000	73,470
Sumitomo Bakelite Co., Ltd.	31,000	173,587

Sumitomo Chemical Co., Ltd.	223,000	$814,122
Sumitomo Corp.	172,500	2,335,260
Sumitomo Electric Industries Ltd.	111,400	1,212,852
Sumitomo Forestry Co., Ltd.	25,100	221,749
Sumitomo Heavy Industries Ltd.	89,000	519,176
Sumitomo Light Metal Industries Ltd.*	57,900	53,409
Sumitomo Metal Industries Ltd.	619,000	1,125,893
Sumitomo Metal Mining Co., Ltd.	80,000	1,027,933
Sumitomo Mitsui Construction Co., Ltd.*	113,683	75,326
Sumitomo Mitsui Financial Group, Inc.	223,790	6,233,672
Sumitomo Mitsui Trust Holdings, Inc.	574,630	1,687,234
Sumitomo Osaka Cement Co., Ltd.	65,000	177,342
Sumitomo Real Estate Sales Co., Ltd.	1,430	55,829
Sumitomo Realty & Development Co., Ltd.	71,000	1,243,446
Sumitomo Rubber Industries Ltd.	23,600	283,310
Sumitomo Warehouse Co., Ltd.	24,000	113,811
Sundrug Co., Ltd.	6,000	181,785
Suruga Bank Ltd.	34,000	304,352
Suzuken Co., Ltd.	13,100	363,199
Suzuki Motor Corp.	62,300	1,288,575
SWCC Showa Holdings Co., Ltd.*	60,300	54,840
Sysmex Corp.	11,200	364,942
T&D Holdings, Inc.	109,400	1,019,096
T.RAD Co., Ltd.	17,200	56,983
Tachi-S Co., Ltd.	4,400	77,059
Tact Home Co., Ltd.	104	85,124
Tadano Ltd.	15,552	98,198
Taihei Dengyo Kaisha Ltd.	8,600	66,369
Taihei Kogyo Co., Ltd.	14,800	78,836
Taiheiyo Cement Corp.	186,000	355,229
Taikisha Ltd.	5,600	119,828
Taisei Corp.	177,000	448,421
Taisho Pharmaceutical Holdings Co., Ltd.*	8,100	625,101
Taiyo Holdings Co., Ltd.	2,500	64,506
Taiyo Nippon Sanso Corp.	45,000	313,953
Taiyo Yuden Co., Ltd.	15,000	111,862
Takara Holdings, Inc.	30,000	192,932
Takara Leben Co., Ltd.	10,571	62,352
Takara Standard Co., Ltd.	14,000	105,859
Takasago International Corp.	12,100	56,122
Takasago Thermal Engineering Co., Ltd.	12,140	103,625
Takashimaya Co., Ltd.	43,000	311,173
Takata Corp.	5,100	104,425
Takeda Pharmaceutical Co., Ltd.	118,700	5,212,498
TDK Corp.	15,400	682,266
Tecmo Koei Holdings Co., Ltd.	7,261	59,809
Teijin Ltd.	132,000	406,444
Temp Holdings Co., Ltd.	7,800	70,430

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Tenma Corp.	6,500	$58,101
Terumo Corp.	23,400	1,102,053
T-Gaia Corp.	51	95,016
THK Co., Ltd.	21,000	413,889
TKC Corp.	3,400	70,589
Toagosei Co., Ltd.	34,000	139,587
Tobu Railway Co., Ltd.	174,000	888,424
TOC Co., Ltd.	16,300	74,120
Tocalo Co., Ltd.	3,700	78,547
Tochigi Bank Ltd.	16,000	57,373
Toda Corp.	40,000	145,511
Toda Kogyo Corp.	6,800	60,694
Toei Co., Ltd.	14,700	69,709
Toenec Corp.	12,700	68,640
Toho Bank Ltd.	27,100	78,515
Toho Co., Ltd.	20,600	367,198
Toho Gas Co., Ltd.	82,000	522,022
Toho Holdings Co., Ltd.	9,200	127,535
Toho Real Estate Co., Ltd.	10,100	52,094
Toho Titanium Co., Ltd.	5,100	87,794
Tohoku Electric Power Co., Inc.	75,300	722,966
Tokai Carbon Co., Ltd.	32,000	173,782
TOKAI Holdings Corp.	19,381	96,187
Tokai Rika Co., Ltd.	7,500	114,882
Tokai Rubber Industries Ltd.	5,200	57,628
Tokai Tokyo Financial Holdings, Inc.	34,000	92,322
Token Corp.	1,900	64,378
Tokio Marine Holdings, Inc.	113,800	2,520,839
Tokushu Tokai Paper Co., Ltd.	31,000	69,677
Tokuyama Corp.	53,000	168,702
Tokyo Broadcasting System Holdings, Inc.	17,000	218,657
Tokyo Electric Power Co., Inc.*	234,000	556,347
Tokyo Electron Ltd.	25,200	1,281,772
Tokyo Gas Co., Ltd.	359,000	1,651,111
Tokyo Ohka Kogyo Co., Ltd.	6,100	121,334
Tokyo Rope Manufacturing Co., Ltd.	22,700	44,238
Tokyo Seimitsu Co., Ltd.	5,723	109,077
Tokyo Steel Manufacturing Co., Ltd.	18,700	152,088
Tokyo Tatemono Co., Ltd.	66,000	199,792
Tokyotokeiba Co., Ltd.	46,900	63,979
Tokyu Community Corp.	2,500	78,082
Tokyu Construction Co., Ltd.	23,700	56,964
Tokyu Corp.	179,000	881,395
Tokyu Land Corp.	64,000	241,964
Tokyu Livable, Inc.	6,000	46,148
TOMONY Holdings, Inc.	22,620	99,332
Tomy Co., Ltd.	9,500	66,773
TonenGeneral Sekiyu KK	51,000	557,243
Topcon Corp.	11,700	53,963
Toppan Forms Co., Ltd.	7,000	53,384
Toppan Printing Co., Ltd.	92,000	676,523
Topy Industries Ltd.	26,600	65,316
Toray Industries, Inc.	223,000	1,596,375
Torishima Pump Manufacturing Co., Ltd.	3,900	50,061
Toshiba Corp.	626,000	2,561,907
Toshiba Machine Co., Ltd.	18,138	91,432

Toshiba Plant Systems & Services Corp.	6,000	$60,881
Toshiba TEC Corp.	27,000	96,115
Tosoh Corp.	85,000	227,491
TOTO Ltd.	48,000	370,430
Touei Housing Corp.	4,200	42,944
Towa Pharmaceutical Co., Ltd.	1,700	72,554
Toyo Engineering Corp.	21,100	75,661
Toyo Ink Manufacturing Co., Ltd.	30,000	111,082
Toyo Kohan Co., Ltd.	11,900	41,125
Toyo Seikan Kaisha Ltd.	24,100	328,764
Toyo Suisan Kaisha Ltd.	15,000	363,453
Toyo Tanso Co., Ltd.	1,600	65,896
Toyo Tire & Rubber Co., Ltd.	28,700	65,253
Toyobo Co., Ltd.	121,000	163,492
Toyoda Gosei Co., Ltd.	9,300	148,254
Toyota Boshoku Corp.	11,300	117,889
Toyota Industries Corp.	29,600	805,665
Toyota Motor Corp.	389,895	12,993,123
Toyota Tsusho Corp.	35,900	634,791
TPR Co., Ltd.	6,700	78,516
Trend Micro, Inc.	14,100	421,516
TS Tech Co., Ltd.	5,200	82,354
TSI Holdings Co., Ltd.*	12,000	59,244
Tsubakimoto Chain Co.	5,190	26,769
Tsugami Corp.	9,900	69,070
Tsumura & Co.	9,200	271,326
Tsuruha Holdings, Inc.	2,400	134,234
Tsutsumi Jewelry Co., Ltd.	2,800	66,208
TV Asahi Corp.	80	131,896
Tv Tokyo Holdings Corp.	4,700	62,284
Ube Industries Ltd.	141,000	386,527
Ulvac, Inc.	6,800	83,399
Unicharm Corp.	18,500	912,141
Union Tool Co.	2,500	43,296
Unipres Corp.	4,100	117,828
United Arrows Ltd.	4,700	90,739
Unitika Ltd.*	77,800	42,453
UNY Co., Ltd.	26,100	234,992
Ushio, Inc.	19,600	283,165
USS Co., Ltd.	4,310	389,731
V Technology Co., Ltd.	13	59,198
Valor Co., Ltd.	5,845	90,899
Vital KSK Holdings, Inc.	8,400	61,115
Wacoal Holdings Corp.	20,000	265,558
WATAMI Co., Ltd.	3,700	88,162
West Japan Railway Co.	27,748	1,205,886
Xebio Co., Ltd.	3,800	90,396
Yachiyo Bank Ltd.	2,700	64,124
Yahoo! Japan Corp.	2,309	743,668
Yakult Honsha Co., Ltd.	19,200	604,911
Yamada Denki Co., Ltd.	14,340	976,245
Yamaguchi Financial Group, Inc.	31,000	296,024
Yamaha Corp.	26,300	241,234
Yamaha Motor Co., Ltd.	49,000	620,060
Yamanashi Chuo Bank Ltd.	15,241	61,978
Yamatake Corp.	9,000	195,739
Yamato Holdings Co., Ltd.	60,600	1,021,154
Yamato Kogyo Co., Ltd.	7,700	221,086
Yamazaki Baking Co., Ltd.	26,000	341,510

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Yamazen Corp.	13,734	$100,636
Yaskawa Electric Corp.	36,000	306,353
Yokogawa Bridge Holdings Corp.	11,100	72,683
Yokogawa Electric Corp.*	32,500	293,458
Yokohama Reito Co., Ltd.	10,500	85,670
Yokohama Rubber Co., Ltd.	38,000	213,278
Yoshinoya Holdings Co., Ltd.	85	119,378
Yusen Logistics Co., Ltd.	4,900	62,834
Yushin Precision Equipment Co., Ltd.	3,600	67,491
Zenrin Co., Ltd.	6,500	58,185
Zensho Holdings Co. Ltd.	12,100	163,492
Zeon Corp.	32,000	277,719
ZERIA Pharmaceutical Co., Ltd.	5,883	101,579

		385,823,738

Luxembourg (0.4%)
ArcelorMittal S.A.	330,014	6,035,214

Mauritius (0.0%)
Essar Energy plc*	67,095	178,596

Mexico (0.1%)
Fresnillo plc	38,239	906,811

Netherlands (4.9%)
ING Groep N.V. (CVA)*	1,379,667	9,928,125
Koninklijke Philips Electronics N.V.	335,842	7,076,322
Royal Dutch Shell plc, Class A	635,780	23,410,455
Royal Dutch Shell plc, Class B	469,101	17,877,730
Unilever N.V. (CVA)	554,767	19,077,451

		77,370,083

New Zealand (0.0%)
Fletcher Building Ltd.	43,262	204,427
Telecom Corp. of New Zealand Ltd.	92,265	147,687

		352,114

Papua New Guinea (0.1%)
Oil Search Ltd.	172,746	1,104,279

Singapore (0.0%)
Singapore Telecommunications Ltd.	48,992	118,758

Spain (5.5%)
Banco Bilbao Vizcaya Argentaria S.A.	1,723,683	14,902,256
Banco Santander S.A.	3,060,693	23,252,842
Iberdrola S.A.	1,307,585	8,189,242
Inditex S.A.	75,737	6,202,871
Repsol YPF S.A.	292,358	8,980,952
Telefonica S.A.	1,421,806	24,630,708

		86,158,871

Switzerland (0.6%)
Glencore International plc	246,076	1,498,052
Wolseley plc	49,292	1,632,056
Xstrata plc	395,188	6,002,249

		9,132,357

United Kingdom (21.1%)
Admiral Group plc	35,096	$464,375
Aggreko plc	46,305	1,450,458
AMEC plc	57,886	815,815
Anglo American plc	235,663	8,706,774
Antofagasta plc	70,087	1,322,468
ARM Holdings plc	234,794	2,158,640
Ashmore Group plc	61,519	319,100
Associated British Foods plc	69,143	1,188,686
AstraZeneca plc	227,663	10,518,429
Aviva plc	507,234	2,369,505
BAE Systems plc	566,435	2,507,949
Barclays plc	2,126,728	5,814,594
BG Group plc	588,279	12,575,666
BHP Billiton plc	375,380	10,945,170
BP plc	3,290,001	23,528,655
British American Tobacco plc	343,905	16,318,950
British Land Co. plc (REIT)	154,483	1,109,593
British Sky Broadcasting Group plc	229,540	2,611,184
BT Group plc, Class A	1,350,215	4,002,951
Bunzl plc	57,293	786,548
Burberry Group plc	76,534	1,408,459
Cairn Energy plc*	243,997	1,005,294
Capita Group plc	107,063	1,045,000
Capital Shopping Centres Group plc (REIT)	112,494	545,598
Carnival plc	37,485	1,237,634
Centrica plc	899,564	4,041,587
Compass Group plc	328,163	3,113,883
Diageo plc	439,778	9,606,046
Eurasian Natural Resources Corp.	68,662	677,647
Evraz plc*	71,225	414,465
G4S plc	245,875	1,037,852
GKN plc	270,591	769,017
GlaxoSmithKline plc	887,298	20,276,884
Hammerson plc (REIT)	123,545	690,715
Hargreaves Lansdown plc	41,532	277,669
Henderson Group plc	83,536	129,870
HSBC Holdings plc	3,110,957	23,724,178
ICAP plc	114,202	615,247
IMI plc	55,886	659,611
Imperial Tobacco Group plc	177,518	6,712,941
Intercontinental Hotels Group plc	50,632	909,766
International Consolidated Airlines Group S.A.*	323,871	741,380
International Power plc	265,174	1,388,641
Intertek Group plc	27,712	875,798
ITV plc	679,056	718,692
J Sainsbury plc	325,769	1,532,429
Johnson Matthey plc	38,155	1,087,917
Kazakhmys plc	38,098	548,471
Kingfisher plc	408,984	1,592,326
Land Securities Group plc (REIT)	135,951	1,341,743
Legal & General Group plc	1,023,439	1,633,904
Lloyds Banking Group plc*	7,012,717	2,821,249
Man Group plc	322,346	629,258
Marks & Spencer Group plc	277,005	1,337,887
Meggitt plc	135,502	742,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

National Grid plc	621,449	$6,031,939
Next plc	30,314	1,288,515
Old Mutual plc	965,197	2,031,079
Pearson plc	141,971	2,667,820
Petrofac Ltd.	45,200	1,011,519
Prudential plc	440,650	4,369,443
Randgold Resources Ltd.	16,158	1,652,399
Reckitt Benckiser Group plc	126,563	6,250,364
Reed Elsevier plc	212,312	1,711,250
Resolution Ltd.	240,287	938,139
Rexam plc	155,571	852,371
Rio Tinto plc	256,671	12,456,564
Rolls-Royce Holdings plc*	326,816	3,788,825
Rolls-Royce Holdings plc (Preference), Class C*†(b)	23,626,635	36,692
Royal Bank of Scotland Group plc*	3,102,340	972,259
RSA Insurance Group plc	615,411	1,005,431
SABMiller plc	207,748	7,312,469
Sage Group plc	231,001	1,055,426
Schroders plc	29,599	604,010
Schroders plc (Non-Voting)	9,939	165,620
Serco Group plc	86,753	638,608
Severn Trent plc	41,125	955,452
Smith & Nephew plc	154,992	1,505,595
Smiths Group plc	68,452	972,700
SSE plc	162,658	3,261,168
Standard Chartered plc	415,105	9,083,232
Standard Life plc	410,946	1,316,605
Tate & Lyle plc	81,361	890,161
Tesco plc	1,388,471	8,699,574
Tullow Oil plc	157,815	3,436,115
Unilever plc	228,759	7,684,333
United Utilities Group plc	119,044	1,120,345
Vedanta Resources plc	23,678	373,235
Vodafone Group plc	8,819,461	24,503,258
Weir Group plc	36,666	1,157,067

Whitbread plc	30,680	$745,184
WM Morrison Supermarkets plc	449,782	2,278,544

		330,230,291

United States (0.2%)
Alacer Gold Corp. (CDI)*	12,062	123,864
Boart Longyear Ltd.	73,628	209,353
News Corp. (CDI), Class B	74,287	1,363,094
ResMed, Inc.*	110,120	278,198
Sims Metal Management Ltd.	26,895	347,979

		2,322,488

Total Common Stocks (99.3%) (Cost $1,775,242,728)		1,555,515,611

Total Investments (99.3%) (Cost $1,775,242,728)		1,555,515,611
Other Assets Less Liabilities (0.7%)		11,530,934

Net Assets (100%)		$1,567,046,545

*	Non-income producing.
†	Securities (totaling $123,676 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $266,212 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.

Glossary:

CDI	— Chess Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	135	March-12	$3,913,454	$4,032,624	$119,170
FTSE 100 Index	17	March-12	1,434,484	1,461,560	27,076
SPI 200 Index	5	March-12	521,235	513,829	(7,406)
TOPIX Index	14	March-12	1,347,132	1,324,152	(22,980)

					$115,860

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$149,658,639	$—	$149,658,639
Consumer Staples	—	172,091,127	—	172,091,127
Energy	—	170,766,240	86,984	170,853,224
Financials	—	328,141,968	—	328,141,968
Health Care	—	117,220,923	—	117,220,923
Industrials	—	177,037,627	36,692	177,074,319
Information Technology	—	74,976,037	—	74,976,037
Materials	—	166,502,444	—	166,502,444
Telecommunication Services	—	115,244,992	—	115,244,992
Utilities	—	83,751,938	—	83,751,938
Futures	146,246	—	—	146,246

Total Assets	$146,246	$1,555,391,935	$123,676	$1,555,661,857

Liabilities:
Futures	$(30,386)	$—	$—	$(30,386)

Total Liabilities	$(30,386)	$—	$—	$(30,386)

Total	$115,860	$1,555,391,935	$123,676	$1,555,631,471

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Energy	Investments in Securities-Industrials††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	23,585	36,692
Purchases	74,164	—
Sales	(10,765)	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3
Transfers out of Level 3	—	—

Balance as of 12/31/11	$86,984	$36,692

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$21,815	$36,692

††	Security received through corporate action with $0 cost.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts.	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	146,246	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$146,246

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	— (30,386	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(30,386)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	403,152	—	403,152
Credit contracts	—	—	—	—	—
Equity contracts	—	(955,325)	—	—	(955,325)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(955,325)	$403,152	$—	$(552,173)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(1,374,761)	—	(1,374,761)
Credit contracts	—	—	—	—	—
Equity contracts	—	115,860	—	—	115,860
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$115,860	$(1,374,761)	$—	$(1,258,901)

The Portfolio held forward foreign currency contracts with an average notional settlement value of approximately $134,731,000 and future contracts with an average national balance of approximately $11,576,000 during the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,204,023,929
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,370,419,463

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$94,618,549
Aggregate gross unrealized depreciation	(320,523,526)

Net unrealized depreciation	$(225,904,977)

Federal income tax cost of investments	$1,781,420,588

The Portfolio has a net capital loss carryforward of $691,727,856 of which $1,332,117 expires in the year 2016, $687,777,570 expires in the year 2017 and $2,618,169 expires in the year 2018. The Portfolio utilized net capital loss carryforward of $109,325,309 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $1,775,242,728)	$1,555,515,611
Cash	5,897,856
Foreign cash (Cost $789,204)	786,271
Receivable for securities sold	3,738,722
Dividends, interest and other receivables	4,745,932
Due from broker for futures variation margin	560,613
Receivable from Separate Accounts for Trust shares sold	120,213
Other assets	11,120

Total assets	1,571,376,338

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,537,963
Payable for securities purchased	834,699
Investment management fees payable	536,584
Distribution fees payable - Class IB	145,358
Administrative fees payable	139,527
Trustees’ fees payable	2,753
Accrued expenses	132,909

Total liabilities	4,329,793

NET ASSETS	$1,567,046,545

Net assets were comprised of:
Paid in capital	$2,488,323,626
Accumulated undistributed net investment income (loss)	(1,386,730)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(700,285,527)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(219,604,824)

Net assets	$1,567,046,545

Class IA
Net asset value, offering and redemption price per share, $659,391,391 / 90,366,034 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.30

Class IB
Net asset value, offering and redemption price per share, $681,113,257 / 94,787,903 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.19

Class K
Net asset value, offering and redemption price per share, $226,541,897 / 31,045,896 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.30

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $5,976,051 foreign withholding tax)	$65,682,867
Interest	2,074

Total income	65,684,941

EXPENSES
Investment management fees	7,427,357
Distribution fees - Class IB	2,012,262
Administrative fees	1,921,333
Custodian fees	245,500
Printing and mailing expenses	133,474
Professional fees	71,896
Trustees’ fees	47,433
Miscellaneous	65,718

Total expenses	11,924,973

NET INVESTMENT INCOME (LOSS)	53,759,968

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	110,639,449
Futures	(955,325)
Foreign currency transactions	(428,271)

Net realized gain (loss)	109,255,853

Change in unrealized appreciation (depreciation) on:
Securities	(379,944,067)
Futures	115,860
Foreign currency translations	(1,564,352)

Net change in unrealized appreciation (depreciation)	(381,392,559)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(272,136,706)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(218,376,738)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$53,759,968		$35,785,577
Net realized gain (loss) on investments, futures and foreign currency transactions	109,255,853		13,252,015
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(381,392,559)		51,156,625

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(218,376,738)		100,194,217

DIVIDENDS:
Dividends from net investment income
Class IA	(23,129,739)		(27,679,271)
Class IB	(22,119,398)		(19,056,778)
Class K†	(7,972,915)		—

TOTAL DIVIDENDS	(53,222,052)		(46,736,049)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,755,751 and 7,393,677 shares, respectively ]	22,732,702		57,013,612
Capital shares issued in reinvestment of dividends [ 3,255,525 and 3,279,691 shares, respectively ]	23,129,739		27,679,271
Capital shares repurchased [ (47,568,570) and (19,765,941) shares, respectively ]	(381,375,381	)(z)	(160,728,788)

Total Class IA transactions	(335,512,940)		(76,035,905)

Class IB
Capital shares sold [ 7,573,138 and 7,872,539 shares, respectively ]	63,072,450		62,697,697
Capital shares issued in reinvestment of dividends [ 3,162,244 and 2,294,228 shares, respectively ]	22,119,398		19,056,778
Capital shares repurchased [ (18,934,388) and (20,559,567) shares, respectively ]	(158,232,301)		(164,184,724)

Total Class IB transactions	(73,040,453)		(82,430,249)

Class K†
Capital shares sold [ 31,840,599 and 0 shares, respectively ]	247,344,334	(z)	—
Capital shares issued in reinvestment of dividends [ 1,123,995 and 0 shares, respectively ]	7,972,915		—
Capital shares repurchased [ (1,918,698) and 0 shares, respectively ]	(14,200,642)		—

Total Class K transactions	241,116,607		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(167,436,786)		(158,466,154)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(439,035,576)		(105,007,986)
NET ASSETS:
Beginning of year	2,006,082,121		2,111,090,107

End of year (a)	$1,567,046,545		$2,006,082,121

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,386,730)		$(5,676,781)

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/International Equity Index Portfolio exchanged approximately 31,711,165 Class IA shares for approximately 31,711,165 Class K shares. This exchange amounted to approximately $246,341,732.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.60	$8.36	$6.71	$14.47	$14.42

Income (loss) from investment operations:
Net investment income (loss)	0.26 (e)	0.16 (e)	0.18 (e)	0.32 (e)	0.27 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.30)	0.29	1.67	(7.56)	1.40

Total from investment operations	(1.04)	0.45	1.85	(7.24)	1.67

Less distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.20)	(0.33)	(0.24)
Distributions from net realized gains	—	—	—	(0.19)	(1.38)

Total dividends and distributions	(0.26)	(0.21)	(0.20)	(0.52)	(1.62)

Net asset value, end of year	$7.30	$8.60	$8.36	$6.71	$14.47

Total return	(11.98)%	5.46%	27.67%	(50.66)%	11.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$659,391	$1,134,210	$1,178,274	$767,423	$1,713,719
Ratio of expenses to average net assets:
After waivers	0.53%	0.83%	0.85%	0.85%	0.85%
After waivers and fees paid indirectly	0.53%	0.83%	0.85%	0.85%	0.85%
Before waivers and fees paid indirectly	0.53%	0.83%	0.87%	0.90%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers	3.06%	1.93%	2.45%	2.83%	1.74%
After waivers and fees paid indirectly	3.06%	1.93%	2.45%	2.83%	1.74%
Before waivers and fees paid indirectly	3.06%	1.93%	2.43%	2.78%	1.69%
Portfolio turnover rate	65%	61%	85%	65%	52%

	Year Ended December 31,
Class IB	2011	2010	2009		2008	2007
Net asset value, beginning of year	$8.47	$8.23	$6.60		$14.25	$14.22

Income (loss) from investment operations:
Net investment income (loss)	0.23 (e)	0.13 (e)	0.15	(e)	0.29 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.27)	0.30	1.66		(7.44)	1.38

Total from investment operations	(1.04)	0.43	1.81		(7.15)	1.60

Less distributions:
Dividends from net investment income	(0.24)	(0.19)	(0.18)		(0.31)	(0.19)
Distributions from net realized gains	—	—	—		(0.19)	(1.38)

Total dividends and distributions	(0.24)	(0.19)	(0.18)		(0.50)	(1.57)

Net asset value, end of year	$7.19	$8.47	$8.23		$6.60	$14.25

Total return	(12.20)%	5.24%	27.45%		(50.83)%	11.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$681,113	$871,872	$932,816		$807,551	$1,739,210
Ratio of expenses to average net assets:
After waivers	0.78%	1.08%	1.10%		1.10%	1.10%
After waivers and fees paid indirectly	0.78%	1.08%	1.10%		1.10%	1.10%
Before waivers and fees paid indirectly	0.78%	1.08%	1.12	%(c)	1.15%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers	2.75%	1.69%	2.19%		2.59%	1.46%
After waivers and fees paid indirectly	2.75%	1.69%	2.19%		2.59%	1.46%
Before waivers and fees paid indirectly	2.75%	1.69%	2.16%		2.54%	1.42%
Portfolio turnover rate	65%	61%	85%		65%	52%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$7.68

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.18)

Total from investment operations	(0.12)

Less distributions:
Dividends from net investment income	(0.26)

Total dividends and distributions	(0.26)

Net asset value, end of period	$7.30

Total return (b)	(1.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$226,542
Ratio of expenses to average net assets:
After waivers (a)	0.54%
After waivers and fees paid indirectly (a)	0.54%
Before waivers and fees paid indirectly (a)	0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.38%
After waivers and fees paid indirectly (a)	2.38%
Before waivers and fees paid indirectly (a)	2.38%
Portfolio turnover rate	65%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Northern Cross, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(15.82)%	(5.89)%	3.06%	4.66%
Portfolio – Class IB Shares	(16.03)	(6.14)	2.80	4.48
Portfolio – Class K Shares***	(15.90)	(6.11)	2.82	4.49
EAFE Proxy 40% DJ EuroSTOXX 50 Index 25% FTSE 100 Index 25% TOPIX Index 10% S&P ASX 200 Index†	(11.08)	(4.82)	N/A	N/A
MSCI EAFE Index	(12.14)	(4.72)	4.67	3.55
Volatility Managed Index – International	(12.95)	(2.26)	6.30	N/A
Volatility Managed Index – International Proxy	(11.88)	(1.90)	N/A	N/A

†    Effective 2/1/11, the DJ EuroSTOXX 50 Index, the FTSE 100 Index, the TOPIX Index and the S&P ASX 200 Index were added to the existing Portfolio’s benchmark index to more closely reflect the market sectors in which the Portfolio invests.

*    Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 5/1/97.

***  Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (15.82)% for the year ended December 31, 2011. The Portfolio’s benchmarks, EAFE Proxy (40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P ASX 200 Index) returned (11.08)%, MSCI EAFE Index returned (12.14)%, Volatility Managed Index — International returned (12.95)% and the Volatility Managed Index — International Proxy returned (11.88)% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P ASX 200 Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs). The remaining portion is managed by Northern Cross, LLC through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•	Stock selection and allocation overall in the Portfolio were the main drivers of performance relative to the benchmark during the period.

•

Consumer Staples and Information Technology were the best performing sectors. The top stock contributors were three tobacco companies in Consumer Staples — British American Tobacco, Imperial Tobacco and Japan Tobacco.

•	The largest underweighted sector was Utilities, which was a positive contributor to relative performance.

What hurt performance during the year:

•	Stocks in the Energy and Health Care sectors hurt performance during the period.

•	Two Financial sector stocks, Erste Bank and BNP Paribas, were the largest detractors, with the mining company Xstrata being the third largest detractor.

•	Currency exposures were a drag on performance of the mostly unhedged Portfolio during the period.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Northern Cross, LLC

We do not foresee a second global crisis on the same order as occurred during 2008 and 2009 but we believe growth will be slower across both developed and emerging market economies. The high level of volatility experienced by world markets over the past year serves to underscore the importance of our core investment philosophy of maintaining a long-term perspective and concentrating on what we believe are high-quality companies. Our focus has remained on companies that we consider survivors: businesses with strong balance sheets and high market shares in concentrated industries.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	17.2%
Consumer Staples	12.2
Industrials	11.1
Materials	10.2
Energy	8.8
Consumer Discretionary	7.6
Health Care	6.7
Telecommunication Services	4.9
Information Technology	4.1
Utilities	2.9
Cash and Other	14.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$798.80	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.21	4.03
Class IB
Actual	1,000.00	798.10	4.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.94	5.32
Class K†
Actual	1,000.00	954.30	2.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.20	4.05

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.79%, 1.04% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

† Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (5.2%)
Abacus Property Group (REIT)	16,300	$31,676
Adelaide Brighton Ltd.	32,260	95,357
AGL Energy Ltd.	30,510	447,177
Alumina Ltd.	164,830	187,976
Amcor Ltd.	81,350	599,906
AMP Ltd.	173,604	722,678
Ansell Ltd.	9,020	134,141
APA Group	36,840	169,183
APN News & Media Ltd.	26,980	19,593
Aquarius Platinum Ltd.	26,210	62,730
Aquila Resources Ltd.*	11,649	69,700
Ardent Leisure Group (REIT)	20,240	21,115
Aristocrat Leisure Ltd.	28,660	64,490
Asciano Ltd.	64,936	298,874
ASX Ltd.	11,660	364,692
Atlas Iron Ltd.	46,390	128,109
Aurora Oil & Gas Ltd.*	26,730	92,681
Ausdrill Ltd.	23,530	72,199
Austar United Communications Ltd.*	38,700	47,301
Australand Property Group (REIT)	15,640	38,392
Australia & New Zealand Banking Group Ltd.	164,950	3,463,634
Australian Infrastructure Fund	40,960	80,855
AWE Ltd.	35,640	47,571
Bank of Queensland Ltd.	14,650	109,533
Beach Energy Ltd.	71,950	90,884
Bendigo and Adelaide Bank Ltd.	23,310	191,447
BHP Billiton Ltd.	198,659	6,993,745
Billabong International Ltd.	13,840	25,055
Boral Ltd.	47,710	175,672
Bradken Ltd.	11,749	85,800
Brambles Ltd.	94,680	693,365
BWP Trust (REIT)	26,350	46,355
Cabcharge Australia Ltd.	7,330	33,587
Caltex Australia Ltd.	8,990	108,225
carsales.com Ltd.	13,343	65,097
CFS Retail Property Trust (REIT)	156,330	269,422
Challenger Ltd.	31,040	131,118
Charter Hall Group (REIT)	16,050	32,668
Charter Hall Office REIT (REIT)	27,370	98,259
Charter Hall Retail REIT (REIT)	17,600	57,604
Coca-Cola Amatil Ltd.	34,720	408,739
Cochlear Ltd.	3,760	238,435
Commonwealth Bank of Australia	99,389	5,003,462
Commonwealth Property Office Fund (REIT)	152,010	148,479
Computershare Ltd.	31,690	259,624
Crown Ltd.	31,990	264,700
CSL Ltd.	35,767	1,170,640
CSR Ltd.	34,360	68,881
Cudeco Ltd.*	8,670	32,810
David Jones Ltd.	33,330	80,793

Dexus Property Group (REIT)	322,170	$273,498
Downer EDI Ltd.*	27,550	90,170
DUET Group	65,844	118,191
DuluxGroup Ltd.	23,910	70,675
Echo Entertainment Group Ltd.*	45,600	167,436
Emeco Holdings Ltd.	42,030	41,484
Energy Resources of Australia Ltd.*	10,884	13,637
Energy World Corp., Ltd.*	56,030	39,256
Envestra Ltd.	48,940	35,790
Extract Resources Ltd.*	6,280	54,469
Fairfax Media Ltd.	136,840	100,771
FKP Property Group	46,310	22,736
Fleetwood Corp., Ltd.	3,090	37,894
Flight Centre Ltd.	3,670	60,509
Fortescue Metals Group Ltd.	83,400	364,237
Gindalbie Metals Ltd.*	39,540	21,232
Goodman Fielder Ltd.	124,978	55,605
Goodman Group (REIT)	424,080	247,237
GPT Group (REIT)	113,930	357,740
GrainCorp Ltd.	13,200	105,983
GUD Holdings Ltd.	4,390	31,655
GWA Group Ltd.	19,840	43,426
Harvey Norman Holdings Ltd.	38,060	71,432
Hastings Diversified Utilities Fund	27,700	58,080
Iluka Resources Ltd.	30,180	478,456
Incitec Pivot Ltd.	108,440	344,938
Independence Group NL	13,777	53,264
Insurance Australia Group Ltd.	137,910	420,342
Intrepid Mines Ltd.*	27,630	30,803
Investa Office Fund (REIT)	188,540	115,703
Invocare Ltd.	6,750	53,160
IOOF Holdings Ltd.	12,000	62,841
Iress Market Technology Ltd.	6,640	47,064
JB Hi-Fi Ltd.	7,190	83,026
Kagara Ltd.*	36,340	9,478
Karoon Gas Australia Ltd.*	11,310	52,171
Kingsgate Consolidated Ltd.	8,170	47,631
Leighton Holdings Ltd.	10,733	209,016
Lend Lease Group	33,910	248,331
Linc Energy Ltd.*	19,830	22,310
Lynas Corp., Ltd.*	119,905	128,158
Macmahon Holdings Ltd.*	40,550	23,226
Macquarie Atlas Roads Group*	26,330	36,356
Macquarie Group Ltd.	22,940	558,186
Medusa Mining Ltd.	9,830	44,741
Mermaid Marine Australia Ltd.	13,460	39,098
Metcash Ltd.	51,110	211,192
Mineral Resources Ltd.	9,297	104,599
Mirabela Nickel Ltd.*	30,630	35,088
Mirvac Group (REIT)	227,380	274,426
Monadelphous Group Ltd.	5,280	108,656
Mount Gibson Iron Ltd.	42,690	48,903
Myer Holdings Ltd.	38,720	76,631
National Australia Bank Ltd.	138,544	3,310,177
Newcrest Mining Ltd.	48,704	1,474,508
Nufarm Ltd.*	11,910	50,675
OceanaGold Corp. (CDI)*	8,150	17,422
Octaviar Ltd.*(b)†	9,487,254	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

OneSteel Ltd.	88,270	$63,198
Orica Ltd.	23,910	592,793
Origin Energy Ltd.	68,946	940,710
OZ Minerals Ltd.	21,562	220,757
Pacific Brands Ltd.	62,010	34,883
Paladin Energy Ltd.*	47,200	66,138
PanAust Ltd.*	37,405	122,425
Panoramic Resources Ltd.	12,780	15,163
Perpetual Ltd.	2,830	59,135
Perseus Mining Ltd.*	24,460	60,042
Platinum Asset Management Ltd.	15,920	57,316
Primary Health Care Ltd.	29,560	93,121
Qantas Airways Ltd.*	150,810	225,203
QBE Insurance Group Ltd.	70,010	927,301
Ramsay Health Care Ltd.	8,580	169,194
Regis Resources Ltd.*	24,410	84,387
Reject Shop Ltd.	1,700	17,909
Resolute Mining Ltd.*	23,620	39,620
Rio Tinto Ltd.	28,208	1,739,724
Sandfire Resources NL*	5,890	39,640
Santos Ltd.	57,081	714,601
Seek Ltd.	21,740	126,076
Seven Group Holdings Ltd.	6,490	46,997
Seven West Media Ltd.	19,275	63,875
Sigma Pharmaceuticals Ltd.	76,540	43,057
SMS Management & Technology Ltd.	4,420	20,434
Sonic Healthcare Ltd.	25,860	298,352
Southern Cross Media Group Ltd.	37,539	41,275
SP AusNet	86,900	83,548
Spark Infrastructure Group§	78,800	110,820
Spotless Group Ltd.	17,250	41,991
St Barbara Ltd.*	21,600	42,859
Stockland Corp., Ltd. (REIT)	158,660	517,665
Suncorp Group Ltd.	84,610	725,198
Sundance Resources Ltd.*	145,220	58,670
Sydney Airport	96,100	261,454
TABCORP Holdings Ltd.	45,600	127,326
Tatts Group Ltd.	84,760	211,530
Telstra Corp., Ltd.	784,636	2,672,410
Ten Network Holdings Ltd.	40,220	34,555
Toll Holdings Ltd.	43,530	187,885
TPG Telecom Ltd.	19,060	25,928
Transfield Services Ltd.	30,870	68,199
Transpacific Industries Group Ltd.*	53,180	44,330
Transurban Group	95,470	548,775
Treasury Wine Estates Ltd.	42,766	160,967
UGL Ltd.	10,900	132,667
Virgin Australia Holdings Ltd.*	96,120	28,019
Wesfarmers Ltd.	73,496	2,217,565
Western Areas NL	9,480	49,353
Westfield Group (REIT)	137,280	1,096,602
Westfield Retail Trust (REIT)	187,050	476,374
Westpac Banking Corp.	191,875	3,924,995
White Energy Co., Ltd.*	16,190	6,292
Whitehaven Coal Ltd.	14,580	78,887
Woodside Petroleum Ltd.	39,490	1,236,753
Woolworths Ltd.	78,638	2,018,817

WorleyParsons Ltd.	15,263	$400,734
Wotif.com Holdings Ltd.	7,860	28,700

		59,991,342

Austria (0.2%)
Erste Group Bank AG	133,506	2,351,948

Belgium (1.3%)
Anheuser-Busch InBev N.V.	249,354	15,266,573

Brazil (2.2%)
Banco Bradesco S.A. (Preference)	444,000	7,319,662
Fibria Celulose S.A. (ADR)	96,019	746,068
Itau Unibanco Holding S.A. (Preference) (ADR)	358,691	6,657,305
Petroleo Brasileiro S.A. (Preference)	559,900	6,450,744
Suzano Papel e Celulose S.A. (Preference)	126,100	455,657
Vale S.A. (Preference), Class A	195,400	3,961,951

		25,591,387

China (1.0%)
China Life Insurance Co., Ltd., Class H	1,485,000	3,671,104
China Pacific Insurance Group Co., Ltd., Class H	536,000	1,525,198
PetroChina Co., Ltd., Class H	4,778,000	5,948,969

		11,145,271

Denmark (1.1%)
A. P. Moller - Maersk A/S, Class B	87	574,415
Novo Nordisk A/S, Class B	104,128	11,966,027

		12,540,442

Finland (0.2%)
Nokia Oyj	510,112	2,490,321

France (11.1%)
Accor S.A.	56,831	1,440,546
Air Liquide S.A.	38,949	4,818,667
AXA S.A.‡	268,905	3,495,964
BNP Paribas S.A.	136,841	5,375,181
Carrefour S.A.	79,716	1,817,382
Cie de Saint-Gobain S.A.	119,276	4,579,474
Cie Generale d’Optique Essilor International S.A.	54,064	3,816,991
Danone S.A.	204,980	12,885,396
France Telecom S.A.	259,489	4,075,463
GDF Suez S.A.	182,056	4,976,421
J.C. Decaux S.A.*	119,439	2,750,821
L’Oreal S.A.	76,222	7,961,081
LVMH Moet Hennessy Louis Vuitton S.A.	38,802	5,494,012
Pernod-Ricard S.A.	80,249	7,442,770
Sanofi S.A.	178,528	13,112,647
Schneider Electric S.A.	196,194	10,329,632
Societe Generale S.A.	101,514	2,260,470
Total S.A.	322,258	16,474,755
Unibail-Rodamco S.A. (REIT)	48,639	8,743,897
Vinci S.A.	73,152	3,196,295
Vivendi S.A.	169,721	3,716,671

		128,764,536

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Germany (8.9%)
Allianz SE (Registered)	131,672	$12,595,482
BASF SE	133,354	9,301,059
Bayer AG (Registered)	119,968	7,670,268
Bayerische Motoren Werke (BMW) AG	44,261	2,965,061
Daimler AG (Registered)	256,114	11,243,650
Deutsche Bank AG (Registered)	127,204	4,845,995
Deutsche Boerse AG*	25,990	1,362,658
Deutsche Telekom AG (Registered)	407,967	4,680,820
E.ON AG	290,237	6,261,906
Linde AG	60,384	8,983,572
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	21,910	2,687,678
RWE AG	70,141	2,464,677
SAP AG	232,732	12,304,567
Siemens AG (Registered)	125,199	11,981,149
Volkswagen AG (Preference)	20,768	3,111,242

		102,459,784

Hong Kong (1.2%)
Cheung Kong Holdings Ltd.	453,000	5,389,385
China Mobile Ltd.	732,000	7,153,555
Hang Lung Properties Ltd.	607,000	1,727,230

		14,270,170

Ireland (1.0%)
CRH plc (BATS Europe Exchange)	95,670	1,901,889
CRH plc (EURO OTC Exchange)	281,359	5,592,966
Experian plc	77,950	1,059,848
James Hardie Industries SE (CDI)	28,820	201,034
Shire plc	39,067	1,360,852
WPP plc	96,140	1,008,558

		11,125,147

Italy (1.8%)
Assicurazioni Generali S.p.A.	183,039	2,755,126
Enel S.p.A.	876,231	3,565,491
ENI S.p.A.	384,154	7,960,033
Intesa Sanpaolo S.p.A.	1,914,421	3,206,195
Telecom Italia S.p.A.	1,415,704	1,522,620
UniCredit S.p.A.	226,589	1,882,745

		20,892,210

Japan (16.5%)
77 Bank Ltd.	20,000	86,267
A&A Material Corp.*	2,000	1,819
A&D Co., Ltd.	1,200	4,085
ABC-Mart, Inc.	1,400	53,239
Accordia Golf Co., Ltd.	40	28,790
Achilles Corp.	10,000	13,642
Acom Co., Ltd.*	2,460	44,042
ADEKA Corp.	5,100	50,092
Aderans Co., Ltd.*	1,300	16,721
Advan Co., Ltd.	700	6,057
Advanex, Inc.*	2,000	1,611
Advantest Corp.	8,800	83,804

Aeon Co., Ltd.	42,300	$580,890
Aeon Credit Service Co., Ltd.	5,400	85,311
Aeon Delight Co., Ltd.	1,400	28,320
Aeon Fantasy Co., Ltd.	400	6,480
Aeon Hokkaido Corp.*	900	4,174
Aeon Mall Co., Ltd.	5,800	123,128
Agrex, Inc.	200	1,920
Ai Holdings Corp.	2,100	9,031
Aica Kogyo Co., Ltd.	3,700	50,042
Aichi Bank Ltd.	400	23,178
Aichi Corp.	2,100	8,267
Aichi Machine Industry Co., Ltd.	2,000	7,094
Aichi Steel Corp.	6,000	30,713
Aichi Tokei Denki Co., Ltd.	1,000	3,560
Aida Engineering Ltd.	3,300	15,177
Aiful Corp.*	10,100	14,172
Aigan Co., Ltd.	900	4,221
Ain Pharmaciez, Inc.	500	24,035
Aiphone Co., Ltd.	800	15,237
Air Water, Inc.	10,000	127,322
Airport Facilities Co., Ltd.	1,200	4,802
Airtech Japan Ltd.	300	1,352
Aisan Industry Co., Ltd.	1,500	11,712
Aisin Seiki Co., Ltd.	10,600	302,149
Ajinomoto Co., Inc.	39,000	468,182
Akebono Brake Industry Co., Ltd.	5,700	24,586
Akita Bank Ltd.	8,000	23,074
Alconix Corp.	200	3,911
Alfresa Holdings Corp.	3,300	139,126
All Nippon Airways Co., Ltd.	162,000	452,514
Alpen Co., Ltd.	700	12,323
Alpha Corp.	300	3,418
Alpha Systems, Inc.	300	4,599
Alpine Electronics, Inc.	2,400	25,849
Alps Electric Co., Ltd.	9,800	67,354
Altech Co., Ltd.	500	1,254
Altech Corp.	500	4,287
Amada Co., Ltd.	18,000	114,122
Amano Corp.	3,400	30,303
Amuse, Inc.	300	3,816
Ando Corp.	4,000	4,989
Anest Iwata Corp.	2,000	8,133
Anritsu Corp.	5,000	55,086
AOC Holdings, Inc.	3,300	19,979
AOI Advertising Promotion, Inc.	500	2,637
AOKI Holdings, Inc.	1,100	17,950
Aomori Bank Ltd.	9,000	27,478
Aoyama Trading Co., Ltd.	3,100	58,238
Aozora Bank Ltd.	58,000	159,751
Arakawa Chemical Industries Ltd.	1,000	8,835
Araya Industrial Co., Ltd.	2,000	3,118
Arc Land Sakamoto Co., Ltd.	700	13,078
Arcs Co., Ltd.	1,500	27,693
Argo Graphics, Inc.	400	5,212
Ariake Japan Co., Ltd.	1,100	21,208
Arisawa Manufacturing Co., Ltd.	2,000	7,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Arnest One Corp.	2,200	$22,580
Arrk Corp.*	4,200	3,874
As One Corp.	800	16,256
Asahi Breweries Ltd.	26,400	579,654
Asahi Co., Ltd.	500	10,705
Asahi Diamond Industrial Co., Ltd.	4,000	48,331
Asahi Glass Co., Ltd.	66,000	553,930
Asahi Holdings, Inc.	1,800	35,710
Asahi Kasei Corp.	78,000	470,209
Asahi Kogyosha Co., Ltd.	1,000	4,287
Asahi Net, Inc.	1,000	4,677
Asahi Organic Chemicals Industry Co., Ltd.	4,000	10,654
Asahi TEC Corp.*	9,000	3,742
Asanuma Corp.	4,000	3,274
Asatsu-DK, Inc.	2,000	52,566
Ashimori Industry Co., Ltd.*	3,000	4,093
Asics Corp.	13,000	146,603
ASKA Pharmaceutical Co., Ltd.	1,000	5,950
ASKUL Corp.	900	12,769
Astellas Pharma, Inc.	28,700	1,167,091
Asunaro Aoki Construction Co., Ltd.	500	2,540
Atsugi Co., Ltd.	11,000	13,148
Autobacs Seven Co., Ltd.	1,500	68,598
Avex Group Holdings, Inc.	2,300	29,463
Awa Bank Ltd.	10,000	67,299
Axell Corp.	400	8,071
Azuma Shipping Co., Ltd.	600	1,559
Bando Chemical Industries Ltd.	4,000	15,071
Bank of Iwate Ltd.	800	34,611
Bank of Kyoto Ltd.	22,000	189,502
Bank of Nagoya Ltd.	11,000	35,157
Bank of Okinawa Ltd.	900	38,177
Bank of Saga Ltd.	7,000	17,552
Bank of the Ryukyus Ltd.	2,500	30,889
Bank of Yokohama Ltd.	85,000	401,975
Belc Co., Ltd.	600	9,066
Belluna Co., Ltd.	1,500	11,128
Benesse Holdings, Inc.	3,900	188,742
Best Denki Co., Ltd.*	3,500	8,503
Bic Camera, Inc.	30	16,740
BML, Inc.	700	16,552
Bookoff Corp.	700	6,193
BP Castrol KK	500	2,202
Bridgestone Corp.	40,800	924,984
Brother Industries Ltd.	16,800	206,262
Bunka Shutter Co., Ltd.	3,000	10,212
CAC Corp.	700	5,730
Calsonic Kansei Corp.	6,000	34,221
Can Do Co., Ltd.	10	10,822
Canare Electric Co., Ltd.	100	1,575
Canon Electronics, Inc.	1,100	27,568
Canon Marketing Japan, Inc.	4,000	46,771
Canon, Inc.	233,500	10,344,745
Capcom Co., Ltd.	2,600	61,411
Casio Computer Co., Ltd.	11,800	71,594
Cawachi Ltd.	800	16,173
Central Glass Co., Ltd.	12,000	57,997
Central Japan Railway Co.	107	903,599

Central Security Patrols Co., Ltd.	500	$5,093
Central Sports Co., Ltd.	400	5,181
Century Tokyo Leasing Corp.	2,800	52,930
CFS Corp.	1,000	4,339
Chiba Bank Ltd.	49,000	315,759
Chiba Kogyo Bank Ltd.*	2,300	12,162
Chino Corp.	2,000	4,989
Chiyoda Co., Ltd.	1,600	28,437
Chiyoda Corp.	9,000	91,555
Chiyoda Integre Co., Ltd.	400	4,802
Chofu Seisakusho Co., Ltd.	1,200	30,386
Chori Co., Ltd.	8,000	8,939
Chubu Electric Power Co., Inc.	38,000	709,445
Chubu Shiryo Co., Ltd.	1,200	7,748
Chudenko Corp.	2,000	21,125
Chuetsu Pulp & Paper Co., Ltd.	4,000	6,756
Chugai Pharmaceutical Co., Ltd.	12,300	202,789
Chugai Ro Co., Ltd.	4,000	12,888
Chugoku Bank Ltd.	11,000	153,345
Chugoku Electric Power Co., Inc.	17,500	306,710
Chugoku Marine Paints Ltd.	3,000	18,592
Chugokukogyo Co., Ltd.*	1,000	1,104
Chukyo Bank Ltd.	5,000	12,862
Chuo Spring Co., Ltd.	1,000	3,534
Circle K Sunkus Co., Ltd.	2,600	43,069
Citizen Holdings Co., Ltd.	13,500	78,401
CKD Corp.	3,400	23,368
Clarion Co., Ltd.*	6,000	10,679
Cleanup Corp.	1,200	7,515
CMIC Co., Ltd.	400	6,475
CMK Corp.*	2,400	7,639
Coca-Cola Central Japan Co., Ltd.	1,500	19,137
Coca-Cola West Co., Ltd.	4,200	72,847
Cocokara fine, Inc.	1,100	28,468
Colowide Co., Ltd.	4,000	27,959
Computer Engineering & Consulting Ltd.	800	3,835
Computer Institute of Japan Ltd.	1,200	4,584
COMSYS Holdings Corp.	6,700	70,334
Co-Op Chemical Co., Ltd.*	1,000	1,364
Core Corp.	400	3,544
Corona Corp.	500	7,873
Cosel Co., Ltd.	1,800	25,607
Cosmo Oil Co., Ltd.	45,000	125,698
Cosmos Pharmaceutical Corp.	600	30,986
Create Medic Co., Ltd.	300	3,145
Create SD Holdings Co., Ltd.	500	10,283
Credit Saison Co., Ltd.	9,700	194,454
Cresco Ltd.	300	2,483
CTI Engineering Co., Ltd.	700	4,775
Cybernet Systems Co., Ltd.	10	2,487
Cybozu, Inc.	20	6,491
Dai Nippon Printing Co., Ltd.	40,000	384,565
Dai Nippon Toryo Co., Ltd.	7,000	7,367
Daibiru Corp.	3,600	22,637
Daicel Chemical Industries Ltd.	17,000	103,586
Dai-Dan Co., Ltd.	1,000	6,951

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Daido Kogyo Co., Ltd.	2,000	$3,196
Daido Metal Co., Ltd.	1,000	11,043
Daido Steel Co., Ltd.	27,000	169,430
Daidoh Ltd.	1,600	14,426
Daiei, Inc.*	5,650	20,407
Daifuku Co., Ltd.	5,000	25,724
Daihatsu Motor Co., Ltd.	13,000	232,064
Daihen Corp.	6,000	20,969
Daiho Corp.	4,000	4,781
Daiichi Chuo KK*	8,000	10,394
Daiichi Jitsugyo Co., Ltd.	2,000	8,237
Dai-ichi Kogyo Seiyaku Co., Ltd.	2,000	5,613
Dai-ichi Life Insurance Co., Ltd.	615	604,853
Daiichi Sankyo Co., Ltd.	43,400	860,444
Daiken Corp.	5,000	14,941
Daiken Medical Co., Ltd.	100	1,065
Daiki Aluminium Industry Co., Ltd.	2,000	8,211
Daikin Industries Ltd.	13,700	375,206
Daiko Clearing Services Corp.	600	1,949
Daikoku Denki Co., Ltd.	500	4,736
Daikyo, Inc.*	20,000	39,496
Dainichi Co., Ltd.	600	5,519
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	17,357
Dainippon Screen Manufacturing Co., Ltd.	16,000	134,910
Dainippon Sumitomo Pharma Co., Ltd.	9,200	104,825
Daio Paper Corp.	5,000	34,884
Daiohs Corp.	200	1,242
Daisan Bank Ltd.	7,000	14,369
Daiseki Co., Ltd.	1,900	30,930
Daishi Bank Ltd.	16,000	52,176
Daiso Co., Ltd.	5,000	15,526
Daisue Construction Co., Ltd.*	4,000	2,131
Daisyo Corp.	600	7,710
Daito Bank Ltd.	7,000	5,548
Daito Electron Co., Ltd.	500	2,728
Daito Trust Construction Co., Ltd.	5,700	488,762
Daito Woolen Spinning & Weaving Co., Ltd.*	1,000	819
Daiwa House Industry Co., Ltd.	35,000	417,435
Daiwa Industries Ltd.	1,000	5,041
Daiwa Odakyu Construction Co., Ltd.	500	1,280
Daiwa Securities Group, Inc.	125,000	389,762
Daiwabo Holdings Co., Ltd.	14,100	32,058
Daiyu Eight Co., Ltd.	100	952
Danto Holdings Corp.*	1,000	1,000
DC Co., Ltd.	1,300	3,614
DCM Holdings Co., Ltd.	5,800	45,740
DeNA Co., Ltd.	5,300	158,993
Denki Kagaku Kogyo KK	28,000	103,677
Denki Kogyo Co., Ltd.	3,000	13,057
Denso Corp.	27,500	759,582
Dentsu, Inc.	12,700	387,583
Denyo Co., Ltd.	1,100	14,649
Descente Ltd.	3,000	15,824
DIC Corp.	52,000	94,582

Dijet Industrial Co., Ltd.*	1,000	$1,832
Disco Corp.	1,300	67,812
Don Quijote Co., Ltd.	2,300	78,918
Doshisha Co., Ltd.	500	14,441
Doutor Nichires Holdings Co., Ltd.	2,100	27,693
Dowa Holdings Co., Ltd.	20,000	126,543
Dr. Ci:Labo Co., Ltd.	10	53,203
DTS Corp.	1,100	12,791
Duskin Co., Ltd.	3,600	70,859
Dwango Co., Ltd.	10	16,383
Dydo Drinco, Inc.	500	19,813
Dynic Corp.	2,000	3,560
eAccess Ltd.	70	16,616
Eagle Industry Co., Ltd.	1,000	7,899
Earth Chemical Co., Ltd.	900	33,219
East Japan Railway Co.	21,500	1,368,715
Ebara Corp.	23,000	79,187
Ebara Jitsugyo Co., Ltd.	300	4,685
Ebara-Udylite Co., Ltd.	100	2,539
Echo Trading Co., Ltd.	300	2,752
Econach Holdings Co., Ltd.*	3,000	1,208
Eco’s Co., Ltd.	400	2,422
EDION Corp.	4,400	35,900
Ehime Bank Ltd.	7,000	20,735
Eighteenth Bank Ltd.	7,000	17,734
Eiken Chemical Co., Ltd.	1,000	13,577
Eisai Co., Ltd.	15,600	645,524
Eizo Nanao Corp.	1,000	20,489
Electric Power Development Co., Ltd.	7,600	202,120
Elematec Corp.	900	14,967
Elpida Memory, Inc.*	10,700	49,767
Emori & Co., Ltd.	200	2,276
Enplas Corp.	600	12,472
Enshu Ltd.*	2,000	2,313
EPS Corp.	10	19,254
ESPEC Corp.	1,200	7,234
Excel Co., Ltd.	600	5,979
Exedy Corp.	1,500	43,283
Ezaki Glico Co., Ltd.	5,000	56,321
F&A Aqua Holdings, Inc.	900	8,992
Faith, Inc.	40	4,209
Falco SD Holdings Co., Ltd.	600	6,813
FamilyMart Co., Ltd.	3,700	149,500
Fancl Corp.	2,500	34,137
FANUC Corp.	75,100	11,493,803
Fast Retailing Co., Ltd.	2,900	527,478
FCC Co., Ltd.	1,800	36,575
Felissimo Corp.	300	3,773
FIDEA Holdings Co., Ltd.	7,000	18,098
Fidec Corp.*	10	1,076
First Baking Co., Ltd.*	1,000	1,078
Foster Electric Co., Ltd.	1,100	15,678
FP Corp.	600	38,820
France Bed Holdings Co., Ltd.	8,000	13,720
F-Tech, Inc.	400	4,490
Fudo Tetra Corp.*	9,800	18,589
Fuji Co., Ltd.	1,300	30,469
Fuji Corp., Ltd.	1,200	5,737
Fuji Electric Holdings Co., Ltd.	39,000	106,912
Fuji Electronics Co., Ltd.	600	8,528

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Fuji Heavy Industries Ltd.	41,000	$247,694
Fuji Kiko Co., Ltd.*	1,000	2,741
Fuji Kosan Co., Ltd.*	4,000	3,690
Fuji Kyuko Co., Ltd.	3,000	17,773
Fuji Media Holdings, Inc.	138	209,232
Fuji Oil Co., Ltd.	3,300	47,204
Fuji Seal International, Inc.	1,200	21,671
Fuji Soft, Inc.	1,600	28,790
Fujibo Holdings, Inc.	5,000	10,199
Fujicco Co., Ltd.	1,000	12,394
Fujifilm Holdings Corp.	27,670	655,352
Fujikura Kasei Co., Ltd.	1,600	7,671
Fujikura Ltd.	20,000	58,464
Fujikura Rubber Ltd.	800	3,014
Fujimi, Inc.	1,100	12,476
Fujimori Kogyo Co., Ltd.	900	12,476
Fujita Kanko, Inc.	3,000	9,900
Fujitec Co., Ltd.	3,000	18,787
Fujitsu General Ltd.	2,000	11,433
Fujitsu Ltd.	121,000	628,816
Fujiya Co., Ltd.*	7,000	14,824
FuKoKu Co., Ltd.	500	4,404
Fukuda Corp.	1,000	3,170
Fukui Bank Ltd.	10,000	30,401
Fukui Computer, Inc.	200	907
Fukuoka Financial Group, Inc.	51,000	214,018
Fukushima Bank Ltd.*	15,000	7,795
Fukushima Industries Corp.	300	3,660
Fukuyama Transporting Co., Ltd.	8,000	48,331
Fullcast Holdings Co., Ltd.*	10	2,245
Funai Consulting, Inc.	1,300	9,137
Funai Electric Co., Ltd.	1,100	26,453
Furukawa Co., Ltd.*	21,000	17,189
Furukawa Electric Co., Ltd.	41,000	94,283
Furukawa-Sky Aluminum Corp.	5,000	12,407
Furusato Industries Ltd.	700	5,511
Fuso Pharmaceutical Industries Ltd.	4,000	10,186
Futaba Corp.	2,100	33,504
Futaba Industrial Co., Ltd.	3,500	19,735
Future Architect, Inc.	10	3,898
Fuyo General Lease Co., Ltd.	1,100	37,815
G-7 Holdings, Inc.	300	1,438
Gakken Holdings Co., Ltd.	5,000	9,094
Gakujo Co., Ltd.	400	1,325
Gecoss Corp.	800	3,180
Genki Sushi Co., Ltd.*	300	3,730
Geo Holdings Corp.	20	20,761
GLOBERIDE, Inc.	5,000	5,781
Glory Ltd.	3,400	73,195
GMO Internet, Inc.	3,400	12,987
Godo Steel Ltd.	7,000	17,370
Goldcrest Co., Ltd.	1,100	17,507
Goldwin, Inc.	2,000	8,159
Gree, Inc.	5,100	175,720
GS Yuasa Corp.	24,000	129,089
GSI Creos Corp.*	3,000	3,937
Gulliver International Co., Ltd.	330	13,591
Gun-Ei Chemical Industry Co., Ltd.	3,000	7,756

Gunma Bank Ltd.	28,000	$153,878
Gunze Ltd.	8,000	23,386
Gurunavi, Inc.	1,000	10,666
H2O Retailing Corp.	7,000	53,384
Hachijuni Bank Ltd.	28,000	159,699
Hakudo Co., Ltd.	400	4,064
Hakuhodo DY Holdings, Inc.	1,800	103,365
Hakuto Co., Ltd.	700	6,812
Hakuyosha Co., Ltd.	1,000	2,715
Hamakyorex Co., Ltd.	300	8,910
Hamamatsu Photonics KK	5,600	195,931
Hankyu Hanshin Holdings, Inc.	83,000	349,383
Hanwa Co., Ltd.	11,000	48,019
Happinet Corp.	600	5,496
Harashin Narus Holdings Co., Ltd.	700	11,586
Hard Off Corp. Co., Ltd.	500	3,384
Harima Chemicals, Inc.	1,100	8,618
Haruyama Trading Co., Ltd.	500	2,494
Haseko Corp.*	86,500	57,315
Hayashikane Sangyo Co., Ltd.*	4,000	3,326
Hazama Corp.*	5,400	12,207
Heiwa Corp.	2,600	44,893
Heiwa Real Estate Co., Ltd.	9,000	17,890
Heiwado Co., Ltd.	2,400	30,807
Helios Techno Holdings Co., Ltd.	1,100	2,058
Hibiya Engineering Ltd.	1,800	19,340
Hiday Hidaka Corp.	500	8,217
Higashi-Nippon Bank Ltd.	6,000	12,550
Higo Bank Ltd.	9,000	50,864
Hikari Tsushin, Inc.	1,500	37,359
Hino Motors Ltd.	15,000	91,009
Hioki EE Corp.	500	8,672
Hirakawa Hewtech Corp.	200	1,816
Hirose Electric Co., Ltd.	2,000	175,393
Hiroshima Bank Ltd.	43,000	200,000
HIS Co., Ltd.	1,300	37,124
Hisaka Works Ltd.	1,000	10,991
Hisamitsu Pharmaceutical Co., Inc.	3,800	160,946
Hitachi Business Solution Co., Ltd.	300	3,913
Hitachi Cable Ltd.*	10,000	21,177
Hitachi Capital Corp.	2,800	38,815
Hitachi Chemical Co., Ltd.	5,900	103,942
Hitachi Construction Machinery Co., Ltd.	5,800	97,659
Hitachi High-Technologies Corp.	3,700	80,278
Hitachi Koki Co., Ltd.	3,300	25,124
Hitachi Kokusai Electric, Inc.	2,000	16,240
Hitachi Ltd.	283,640	1,488,769
Hitachi Metals Ltd.	11,000	119,618
Hitachi Tool Engineering Ltd.	700	7,467
Hitachi Transport System Ltd.	2,100	36,069
Hitachi Zosen Corp.	52,000	65,532
Hochiki Corp.	1,000	5,119
Hodogaya Chemical Co., Ltd.	2,000	6,288
Hogy Medical Co., Ltd.	600	25,374
Hokkaido Electric Power Co., Inc.	11,700	166,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hokkaido Gas Co., Ltd.	2,000	$6,912
Hokkan Holdings Ltd.	3,000	8,575
Hokko Chemical Industry Co., Ltd.	1,000	2,884
Hokkoku Bank Ltd.	14,000	51,293
Hokuetsu Bank Ltd.	13,000	26,348
Hokuetsu Kishu Paper Co., Ltd.	8,000	53,735
Hokuhoku Financial Group, Inc.	101,000	196,830
Hokuriku Electric Industry Co., Ltd.	4,000	5,717
Hokuriku Electric Power Co.	12,800	238,971
Hokushin Co., Ltd.*	800	1,569
Hokuto Corp.	1,400	30,594
Honda Motor Co., Ltd.	100,900	3,077,994
Honeys Co., Ltd.	1,080	15,912
Hoosiers Corp.	20	7,764
Horiba Ltd.	2,100	63,297
Horipro, Inc.	400	5,436
Hoshizaki Electric Co., Ltd.	2,500	58,724
Hosiden Corp.	3,000	20,034
Hosokawa Micron Corp.	2,000	9,432
House Foods Corp.	4,900	92,181
House of Rose Co., Ltd.	100	1,621
Howa Machinery Ltd.*	6,000	5,223
Hoya Corp.	29,100	626,839
Hulic Co., Ltd.	3,400	39,667
Hurxley Corp.	300	2,050
Hyakugo Bank Ltd.	11,000	43,588
Hyakujushi Bank Ltd.	14,000	62,570
Ibiden Co., Ltd.	7,800	154,237
IBJ Leasing Co., Ltd.	1,700	37,768
Ichibanya Co., Ltd.	400	11,703
Ichiken Co., Ltd.	1,000	1,650
Ichikoh Industries Ltd.*	2,000	3,274
Ichinen Holdings Co., Ltd.	1,300	6,638
Ichiyoshi Securities Co., Ltd.	2,700	11,541
Icom, Inc.	600	15,388
Idec Corp.	1,400	14,769
Idemitsu Kosan Co., Ltd.	1,800	185,683
Ihara Chemical Industry Co., Ltd.	2,000	7,354
IHI Corp.	88,000	213,798
Iida Home Max	1,300	9,728
Iino Kaiun Kaisha Ltd.	5,900	24,759
Ikegami Tsushinki Co., Ltd.*	3,000	1,910
Ikyu Corp.	10	4,294
Imasen Electric Industrial Co., Ltd.	800	8,949
Impress Holdings, Inc.*	1,000	1,325
Inaba Denki Sangyo Co., Ltd.	1,400	39,252
Inaba Seisakusho Co., Ltd.	600	7,351
Inabata & Co., Ltd.	3,200	19,166
Inageya Co., Ltd.	1,000	11,784
INES Corp.	1,600	11,267
I-Net Corp.	500	3,014
Information Services International-Dentsu Ltd.	700	6,939
INPEX Corp.	145	913,668
Intage, Inc.	300	5,468
Internet Initiative Japan, Inc.	10	35,858
Internix, Inc.	500	2,352
Inui Steamship Co., Ltd.	1,400	4,765

I’rom Holdings Co., Ltd.*	30	$1,121
Iseki & Co., Ltd.*	13,000	27,868
Isetan Mitsukoshi Holdings Ltd.	23,800	249,534
Ishihara Sangyo Kaisha Ltd.*	21,000	24,282
Ishii Iron Works Co., Ltd.	1,000	1,858
Ishikawa Seisakusho Ltd.*	2,000	1,611
Ishizuka Glass Co., Ltd.	1,000	1,845
Isuzu Motors Ltd.	76,000	351,514
IT Holdings Corp.	4,000	48,071
ITC Networks Corp.	1,000	6,353
Itfor, Inc.	1,300	4,459
Ito En Ltd.	4,200	72,246
ITOCHU Corp.	86,800	881,871
Itochu Enex, Co., Ltd.	2,700	15,154
ITOCHU Techno-Solutions Corp.	1,700	76,309
Itochu-Shokuhin Co., Ltd.	300	10,652
Itoham Foods, Inc.	7,000	27,829
Itoki Corp.	2,600	5,675
Iwai Cosmo Holdings, Inc.	1,100	3,258
Iwaki & Co., Ltd.	1,000	2,417
Iwasaki Electric Co., Ltd.*	4,000	8,315
Iwatani Corp.	13,000	43,238
Iwatsu Electric Co., Ltd.	5,000	4,482
Iyo Bank Ltd.	17,000	167,858
Izumi Co., Ltd.	3,300	54,578
Izumiya Co., Ltd.	4,000	21,255
Izutsuya Co., Ltd.*	6,000	3,274
J. Front Retailing Co., Ltd.	29,000	140,159
Jaccs Co., Ltd.	8,000	23,905
Jafco Co., Ltd.	1,600	29,372
Jalux, Inc.	300	2,818
Janome Sewing Machine Co., Ltd.*	12,000	8,263
Japan Airport Terminal Co., Ltd.	3,900	50,720
Japan Asia Investment Co., Ltd.*	8,000	5,405
Japan Aviation Electronics Industry Ltd.	2,000	13,824
Japan Bridge Corp.*	450	1,391
Japan Carlit Co., Ltd.	1,000	5,158
Japan Cash Machine Co., Ltd.	1,100	8,203
Japan Digital Laboratory Co., Ltd.	1,000	9,874
Japan Drilling Co., Ltd.	300	8,575
Japan Electronic Materials Corp.	500	2,339
Japan Foods Co., Ltd.	100	1,000
Japan Foundation Engineering Co., Ltd.	1,700	5,168
Japan Medical Dynamic Marketing, Inc.	1,000	4,067
Japan Oil Transportation Co., Ltd.	1,000	2,417
Japan Petroleum Exploration Co.	2,800	109,497
Japan Pulp & Paper Co., Ltd.	6,000	21,047
Japan Radio Co., Ltd.	3,000	6,821
Japan Securities Finance Co., Ltd.	5,000	22,606

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Japan Steel Works Ltd.	20,000	$139,015
Japan Tobacco, Inc.	1,991	9,363,934
Japan Transcity Corp.	2,000	6,626
Japan Vilene Co., Ltd.	1,000	4,248
Japan Wool Textile Co., Ltd.	4,000	29,726
Jastec Co., Ltd.	700	3,956
JBCC Holdings, Inc.	1,000	6,756
JBIS Holdings, Inc.	1,200	3,664
Jeans Mate Corp.*	300	702
Jeol Ltd.	4,000	10,030
JFE Holdings, Inc.	30,500	552,384
JFE Shoji Holdings, Inc.	8,000	33,364
JGC Corp.	16,000	384,150
JK Holdings Co., Ltd.	1,100	5,002
JMS Co., Ltd.	1,000	3,079
Joban Kosan Co., Ltd.*	3,000	3,118
J-Oil Mills, Inc.	5,000	14,291
Joshin Denki Co., Ltd.	2,000	21,931
Joyo Bank Ltd.	49,000	216,448
JS Group Corp.	16,740	320,794
JSP Corp.	800	12,649
JSR Corp.	11,200	206,626
JTEKT Corp.	14,100	138,674
Juki Corp.	7,000	15,733
Juroku Bank Ltd.	15,000	48,915
JVC Kenwood Corp.*	5,800	20,044
JX Holdings, Inc.	147,700	892,302
K.R.S. Corp.	300	3,313
kabu.com Securities Co., Ltd.	4,900	14,451
Kadokawa Group Holdings, Inc.	1,100	38,243
Kaga Electronics Co., Ltd.	1,200	12,535
Kagome Co., Ltd.	4,900	97,465
Kagoshima Bank Ltd.	7,000	49,110
Kajima Corp.	63,000	193,166
Kakaku.com, Inc.	2,000	73,327
Kaken Pharmaceutical Co., Ltd.	8,000	106,327
Kamei Corp.	1,000	9,484
Kamigumi Co., Ltd.	14,000	120,774
Kanaden Corp.	1,000	6,405
Kanagawa Chuo Kotsu Co., Ltd.	1,000	5,392
Kanamoto Co., Ltd.	1,000	7,808
Kandenko Co., Ltd.	6,000	29,076
Kaneka Corp.	17,000	90,555
Kanematsu Corp.*	27,000	25,257
Kanematsu Electronics Ltd.	700	7,239
Kanematsu-NNK Corp.*	1,000	1,975
Kansai Electric Power Co., Inc.	50,300	771,785
Kansai Paint Co., Ltd.	15,000	133,883
Kansai Urban Banking Corp.	17,000	27,166
Kanto Denka Kogyo Co., Ltd.	2,000	7,354
Kanto Natural Gas Development Co., Ltd.	1,000	4,989
Kao Corp.	34,200	934,424
Kappa Create Co., Ltd.	900	21,269
Kasai Kogyo Co., Ltd.	1,000	5,054
Kasumi Co., Ltd.	2,500	15,948
Katakura Industries Co., Ltd.	1,400	13,060
Kato Sangyo Co., Ltd.	1,700	32,821
Kato Works Co., Ltd.	2,000	5,872
KAWADA Technologies, Inc.	200	2,632
Kawai Musical Instruments Manufacturing Co., Ltd.	4,000	7,431

Kawasaki Heavy Industries Ltd.	102,000	$254,437
Kawasaki Kisen Kaisha Ltd.	39,000	70,430
KDDI Corp.	193	1,241,198
Keihan Electric Railway Co., Ltd.	35,000	167,338
Keihanshin Real Estate Co., Ltd.	1,400	6,166
Keihin Co., Ltd.	2,000	2,287
Keihin Corp.	2,500	41,445
Keikyu Corp.	33,000	296,258
Keio Corp.	32,000	225,750
Keisei Electric Railway Co., Ltd.	20,000	147,070
Keiyo Bank Ltd.	10,000	49,500
Keiyo Co., Ltd.	2,200	13,662
Kenedix, Inc.*	150	19,508
Kewpie Corp.	7,100	101,007
KEY Coffee, Inc.	1,200	21,686
Keyence Corp.	2,900	699,285
Kikkoman Corp.	11,000	126,335
Kimoto Co., Ltd.	1,100	6,960
Kimura Chemical Plants Co., Ltd.	1,100	4,302
Kimura Unity Co., Ltd.	200	1,733
Kinden Corp.	9,000	76,004
King Jim Co., Ltd.	1,000	7,354
Kinki Nippon Tourist Co., Ltd.*	4,000	4,261
Kinki Sharyo Co., Ltd.	1,000	3,183
Kintetsu Corp.	119,000	465,363
Kintetsu World Express, Inc.	1,100	32,012
Kinugawa Rubber Industrial Co., Ltd.	3,000	26,465
Kirin Holdings Co., Ltd.	56,000	680,993
Kirindo Co., Ltd.	500	3,281
Kisoji Co., Ltd.	1,400	26,119
Kissei Pharmaceutical Co., Ltd.	2,600	53,540
Kitagawa Iron Works Co., Ltd.	5,000	8,575
Kita-Nippon Bank Ltd.	300	7,331
Kitano Construction Corp.	3,000	7,250
Kitazawa Sangyo Co., Ltd.	1,000	2,014
Kitz Corp.	5,100	20,540
Kiyo Holdings, Inc.	48,000	74,834
Koa Corp.	1,500	13,232
Koatsu Gas Kogyo Co., Ltd.	1,000	6,106
Kobayashi Pharmaceutical Co., Ltd.	1,800	94,712
Kobayashi Yoko Co., Ltd.	300	670
Kobe Steel Ltd.	192,000	296,843
Kohnan Shoji Co., Ltd.	1,100	18,078
Kohsoku Corp.	700	5,766
Koito Manufacturing Co., Ltd.	6,000	84,189
Kojima Co., Ltd.	1,500	9,822
Kokuyo Co., Ltd.	6,400	45,233
KOMAIHALTEC, Inc.	2,000	4,677
Komatsu Ltd.	188,490	4,405,528
Komatsu Seiren Co., Ltd.	2,000	9,562
Komatsu Wall Industry Co., Ltd.	400	4,054
Komeri Co., Ltd.	1,600	49,391
Komori Corp.	3,400	22,793
Konaka Co., Ltd.	1,400	9,968
Konami Corp.	6,200	185,670
Konica Minolta Holdings, Inc.	33,500	249,825
Konishi Co., Ltd.	1,000	13,681

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Kosaido Co., Ltd.*	900	$2,280
Kose Corp.	2,300	57,642
Kosei Securities Co., Ltd.*	2,000	1,481
Kourakuen Corp.	700	10,786
Krosaki Harima Corp.	2,000	6,080
K’s Holdings Corp.	2,800	110,952
Kubota Corp.	56,000	469,274
Kumagai Gumi Co., Ltd.*	10,000	8,965
Kumiai Chemical Industry Co., Ltd.	2,000	7,535
Kura Corp.	600	7,889
Kurabo Industries Ltd.	12,000	22,762
Kuraray Co., Ltd.	19,900	283,104
Kuraudia Co., Ltd.	100	1,363
Kureha Corp.	8,000	39,808
Kurimoto Ltd.	6,000	12,472
Kurita Water Industries Ltd.	7,400	192,283
Kuroda Electric Co., Ltd.	1,600	17,316
KYB Co., Ltd.	7,000	33,104
Kyocera Corp.	10,500	844,420
Kyodo Printing Co., Ltd.	3,000	7,016
Kyodo Shiryo Co., Ltd.	4,000	4,781
Kyoei Sangyo Co., Ltd.	1,000	1,858
Kyoei Steel Ltd.	1,300	24,135
Kyoei Tanker Co., Ltd.	1,000	1,598
Kyokuto Boeki Kaisha Ltd.	1,000	2,676
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,300	15,150
Kyokuto Securities Co., Ltd.	1,600	8,627
Kyokuyo Co., Ltd.	5,000	11,563
KYORIN Holdings, Inc.	5,000	88,021
Kyoritsu Maintenance Co., Ltd.	500	9,257
Kyoritsu Printing Co., Ltd.	1,000	2,559
Kyosan Electric Manufacturing Co., Ltd.	2,000	8,445
Kyoto Kimono Yuzen Co., Ltd.	700	8,121
Kyowa Electronics Instruments Co., Ltd.	1,000	2,988
Kyowa Exeo Corp.	4,900	46,154
Kyowa Hakko Kirin Co., Ltd.	15,000	183,578
Kyowa Leather Cloth Co., Ltd.	700	2,574
Kyudenko Corp.	2,000	12,239
Kyushu Electric Power Co., Inc.	27,500	393,725
Land Business Co., Ltd.	10	1,948
LAND Co., Ltd.*	1,300	270
Lawson, Inc.	3,900	243,465
LEC, Inc.	300	4,447
Leopalace21 Corp.*	7,300	14,321
Life Corp.	700	12,705
Lintec Corp.	2,600	47,088
Lion Corp.	20,000	118,228
Look, Inc.	2,000	5,353
M3, Inc.	20	90,165
Mabuchi Motor Co., Ltd.	1,800	74,951
Macnica, Inc.	500	11,517
Macromill, Inc.	1,400	14,206
Maeda Corp.	8,000	29,310
Maeda Road Construction Co., Ltd.	6,000	62,908
Maezawa Industries, Inc.*	900	1,988
Maezawa Kasei Industries Co., Ltd.	900	9,120

Maezawa Kyuso Industries Co., Ltd.	400	$5,488
Makino Milling Machine Co., Ltd.	6,000	36,949
Makita Corp.	8,700	281,560
Mandom Corp.	1,300	34,387
Marche Corp.	300	2,728
Mars Engineering Corp.	600	10,243
Marubeni Construction Material Lease Co., Ltd.*	1,000	1,845
Marubeni Corp.	109,000	664,168
Marubun Corp.	900	3,695
Marudai Food Co., Ltd.	6,000	21,983
Maruei Department Store Co., Ltd.*	2,000	2,287
Maruetsu, Inc.	2,000	7,276
Maruha Nichiro Holdings, Inc.	27,000	49,812
Marui Group Co., Ltd.	16,900	131,740
Maruichi Steel Tube Ltd.	5,600	124,921
Maruka Machinery Co., Ltd.	400	3,451
Marusan Securities Co., Ltd.	3,900	11,958
Maruwa Co., Ltd.	300	13,817
Maruwn Corp.	600	1,497
Maruyama Manufacturing Co., Inc.	2,000	4,365
Maruzen CHI Holdings Co., Ltd.*	600	1,543
Maruzen Showa Unyu Co., Ltd.	4,000	12,888
Matsuda Sangyo Co., Ltd.	800	12,213
Matsui Construction Co., Ltd.	1,000	3,937
Matsui Securities Co., Ltd.	7,200	35,172
Matsumotokiyoshi Holdings Co., Ltd.	2,200	44,532
Matsuya Co., Ltd.*	2,200	12,491
Matsuya Foods Co., Ltd.	500	10,335
Max Co., Ltd.	2,000	25,023
Mazda Motor Corp.*	100,000	176,692
MEC Co., Ltd.	800	2,796
Medical System Network Co., Ltd.	100	1,104
Medipal Holdings Corp.	11,600	121,169
Megachips Corp.	1,100	18,336
Megane TOP Co., Ltd.	1,800	20,720
Megmilk Snow Brand Co., Ltd.	2,700	51,811
Meidensha Corp.	12,000	40,379
MEIJI Holdings Co., Ltd.	4,300	178,492
Meiji Shipping Co., Ltd.	1,100	3,101
Meiko Network Japan Co., Ltd.	900	8,068
Meitec Corp.	1,800	34,728
Meito Sangyo Co., Ltd.	600	7,702
Meito Transportation Co., Ltd.	400	3,165
Meiwa Corp.	900	2,479
Meiwa Estate Co., Ltd.	700	3,247
Melco Holdings, Inc.	600	16,222
Michinoku Bank Ltd.	6,000	11,303
Mie Bank Ltd.	5,000	11,303
Mikuni Coca-Cola Bottling Co., Ltd.	1,600	14,198
Milbon Co., Ltd.	600	18,420
Mimasu Semiconductor Industry Co., Ltd.	1,000	8,341
Minato Bank Ltd.	12,000	21,827

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Minebea Co., Ltd.	19,000	$79,486
Ministop Co., Ltd.	900	16,826
Miraca Holdings, Inc.	3,200	127,426
Mirait Holdings Corp.	3,600	27,127
MISUMI Group, Inc.	5,400	124,038
Miswa Homes Co., Ltd.*	1,600	12,867
Mitachi Co., Ltd.	200	946
Mito Securities Co., Ltd.	3,000	3,742
Mitsuba Corp.	2,000	15,642
Mitsubishi Chemical Holdings Corp.	77,500	426,920
Mitsubishi Corp.	86,010	1,737,632
Mitsubishi Electric Corp.	127,000	1,217,695
Mitsubishi Estate Co., Ltd.	87,000	1,299,857
Mitsubishi Gas Chemical Co., Inc.	20,000	110,952
Mitsubishi Heavy Industries Ltd.	213,000	907,678
Mitsubishi Kakoki Kaisha Ltd.	3,000	5,106
Mitsubishi Logistics Corp.	8,000	88,866
Mitsubishi Materials Corp.	85,000	230,804
Mitsubishi Motors Corp.*	260,000	307,392
Mitsubishi Paper Mills Ltd.*	18,000	16,370
Mitsubishi Pencil Co., Ltd.	1,000	18,033
Mitsubishi Research Institute, Inc.	400	7,296
Mitsubishi Shokuhin Co., Ltd.	1,100	28,854
Mitsubishi Steel Manufacturing Co., Ltd.	7,000	17,643
Mitsubishi Tanabe Pharma Corp.	11,200	177,233
Mitsubishi UFJ Financial Group, Inc.	891,600	3,787,881
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,930	155,730
Mitsuboshi Belting Co., Ltd.	3,000	15,435
Mitsui & Co., Ltd.	106,600	1,657,791
Mitsui Chemicals, Inc.	61,090	186,516
Mitsui Engineering & Shipbuilding Co., Ltd.	49,000	76,393
Mitsui Fudosan Co., Ltd.	58,000	845,472
Mitsui High-Tec, Inc.	1,400	5,948
Mitsui Home Co., Ltd.	1,000	5,106
Mitsui Matsushima Co., Ltd.	8,000	14,655
Mitsui Mining & Smelting Co., Ltd.	46,000	118,929
Mitsui O.S.K. Lines Ltd.	61,000	236,170
Mitsui Sugar Co., Ltd.	5,000	17,085
Mitsui-Soko Co., Ltd.	5,000	18,839
Mitsumi Electric Co., Ltd.	4,300	32,011
Mitsumura Printing Co., Ltd.	1,000	3,170
Mitsuuroko Co., Ltd.	1,900	10,837
Miura Co., Ltd.	2,000	56,438
Miyachi Corp.	600	4,895
Miyaji Engineering Group, Inc.*	4,000	7,120
Miyakoshi Holdings, Inc.*	300	787
Miyazaki Bank Ltd.	8,000	19,644
Miyoshi Oil & Fat Co., Ltd.	4,000	5,301
Mizuho Financial Group, Inc.	1,513,280	2,044,707
Mizuno Corp.	6,000	30,869
Mochida Pharmaceutical Co., Ltd.	5,000	56,126
Modec, Inc.	1,000	17,240

Monex Group, Inc.	70	$10,213
MonotaRO Co., Ltd.	400	4,241
Mori Seiki Co., Ltd.	6,800	60,605
Morinaga & Co., Ltd.	13,000	30,570
Morinaga Milk Industry Co., Ltd.	11,000	42,588
Morita Holdings Corp.	2,000	11,329
Moritex Corp.*	200	829
Morozoff Ltd.	2,000	7,146
Mory Industries, Inc.	2,000	6,678
MOS Food Services, Inc.	1,600	31,888
Moshi Moshi Hotline, Inc.	1,600	15,071
Mr Max Corp.	1,200	5,083
MS&AD Insurance Group Holdings, Inc.	36,900	683,635
Murata Manufacturing Co., Ltd.	13,500	693,679
Musashi Seimitsu Industry Co., Ltd.	1,200	25,943
Musashino Bank Ltd.	1,900	63,218
Mutoh Holdings Co., Ltd.	1,000	2,689
Nabtesco Corp.	6,200	113,013
NAC Co., Ltd.	200	3,765
Nachi-Fujikoshi Corp.	12,000	53,164
Nagaileben Co., Ltd.	1,200	15,918
Nagano Bank Ltd.	4,000	7,951
Nagano Keiki Co., Ltd.	800	8,024
Nagase & Co., Ltd.	8,700	94,833
Nagatanien Co., Ltd.	1,000	11,316
Nagoya Railroad Co., Ltd.	55,000	147,915
Naigai Co., Ltd.*	3,000	1,832
Nakabayashi Co., Ltd.	2,000	4,911
Nakamuraya Co., Ltd.	3,000	14,811
Nakano Corp.	1,000	2,222
Nakayama Steel Works Ltd.*	6,000	5,457
Nakayamafuku Co., Ltd.	700	5,384
Nakayo Telecommunications, Inc.	1,000	3,209
Namco Bandai Holdings, Inc.	15,200	216,438
Nankai Electric Railway Co., Ltd.	33,000	144,914
Nanto Bank Ltd.	11,000	60,881
Natori Co., Ltd.	600	6,486
NEC Capital Solutions Ltd.	300	4,369
NEC Corp.*	163,000	330,362
NEC Fielding Ltd.	1,000	12,888
NEC Mobiling Ltd.	400	13,408
NEC Networks & System Integration Corp.	1,100	16,049
NET One Systems Co., Ltd.	30	81,811
Neturen Co., Ltd.	1,700	12,744
Nexyz Corp.*	50	1,212
NGK Insulators Ltd.	16,000	189,996
NGK Spark Plug Co., Ltd.	11,000	136,482
NHK Spring Co., Ltd.	9,000	79,745
Nice Holdings, Inc.	5,000	10,459
Nichia Steel Works Ltd.	1,000	2,520
Nichias Corp.	6,000	33,208
Nichiban Co., Ltd.	1,000	3,248
Nichicon Corp.	3,900	39,269
Nichiden Corp.	500	16,500
Nichiha Corp.	1,200	12,909
Nichii Gakkan Co.	2,200	26,839

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Nichi-iko Pharmaceutical Co., Ltd.	1,400	$32,958
Nichimo Co., Ltd.*	1,000	2,105
Nichirei Corp.	15,000	72,691
Nichireki Co., Ltd.	1,000	4,716
Nidec Copal Corp.	900	9,962
Nidec Copal Electronics Corp.	1,200	7,156
Nidec Corp.	6,100	530,194
Nidec Sankyo Corp.	2,000	12,732
Nidec-Tosok Corp.	700	8,340
Nifco, Inc.	2,400	67,070
Nihon Chouzai Co., Ltd.	150	5,238
Nihon Dempa Kogyo Co., Ltd.	900	10,757
Nihon Eslead Corp.	500	4,320
Nihon Kohden Corp.	2,200	54,278
Nihon Nohyaku Co., Ltd.	2,000	8,237
Nihon Parkerizing Co., Ltd.	3,000	36,014
Nihon Tokushu Toryo Co., Ltd.	1,000	3,872
Nihon Trim Co., Ltd.	100	2,306
Nihon Unisys Ltd.	3,300	21,051
Nihon Yamamura Glass Co., Ltd.	5,000	12,537
Nikkato Corp.	400	2,463
Nikkiso Co., Ltd.	4,000	34,039
Nikko Co., Ltd.	1,000	3,560
Nikon Corp.	22,400	498,813
Nintendo Co., Ltd.	7,200	991,555
Nippo Corp.	3,000	28,687
Nippon Beet Sugar Manufacturing Co., Ltd.	7,000	13,915
Nippon Carbide Industries Co., Inc.	3,000	4,365
Nippon Carbon Co., Ltd.	6,000	16,838
Nippon Ceramic Co., Ltd.	800	14,863
Nippon Chemical Industrial Co., Ltd.	4,000	6,652
Nippon Chemi-Con Corp.	7,000	23,646
Nippon Chemiphar Co., Ltd.	1,000	3,716
Nippon Chutetsukan KK	1,000	1,962
Nippon Coke & Engineering Co., Ltd.	10,000	12,862
Nippon Columbia Co., Ltd.*	10,000	3,638
Nippon Concrete Industries Co., Ltd.	1,000	2,209
Nippon Conveyor Co., Ltd.	3,000	3,040
Nippon Denko Co., Ltd.	5,000	22,606
Nippon Densetsu Kogyo Co., Ltd.	2,000	19,280
Nippon Denwa Shisetsu Co., Ltd.	2,000	6,574
Nippon Electric Glass Co., Ltd.	28,000	277,199
Nippon Express Co., Ltd.	51,000	198,779
Nippon Felt Co., Ltd.	700	3,529
Nippon Filcon Co., Ltd.	900	4,712
Nippon Fine Chemical Co., Ltd.	1,000	6,639
Nippon Flour Mills Co., Ltd.	8,000	35,338
Nippon Formula Feed Manufacturing Co., Ltd.*	4,000	5,717
Nippon Gas Co., Ltd.	1,100	15,449
Nippon Hume Corp.	1,000	3,703
Nippon Kanzai Co., Ltd.	400	7,229

Nippon Kasei Chemical Co., Ltd.	2,000	$3,430
Nippon Kayaku Co., Ltd.	9,000	86,761
Nippon Kinzoku Co., Ltd.*	3,000	5,418
Nippon Koei Co., Ltd.	4,000	14,447
Nippon Konpo Unyu Soko Co., Ltd.	3,000	32,389
Nippon Koshuha Steel Co., Ltd.	5,000	5,522
Nippon Kucho Service Co., Ltd.	300	2,756
Nippon Light Metal Co., Ltd.	29,000	38,431
Nippon Meat Packers, Inc.	10,000	124,204
Nippon Metal Industry Co., Ltd.*	9,000	7,367
Nippon Paint Co., Ltd.	11,000	76,173
Nippon Paper Group, Inc.	6,300	137,508
Nippon Parking Development Co., Ltd.	130	5,996
Nippon Pillar Packing Co., Ltd.	1,000	7,315
Nippon Piston Ring Co., Ltd.*	4,000	7,899
Nippon Road Co., Ltd.	4,000	11,433
Nippon Seisen Co., Ltd.	1,000	4,859
Nippon Sharyo Ltd.	4,000	15,331
Nippon Sheet Glass Co., Ltd.	57,000	106,639
Nippon Shinyaku Co., Ltd.	5,000	61,777
Nippon Shokubai Co., Ltd.	11,000	118,189
Nippon Signal Co., Ltd.	2,800	16,625
Nippon Soda Co., Ltd.	7,000	31,740
Nippon Steel Corp.	338,000	843,134
Nippon Steel Trading Co., Ltd.	2,000	5,379
Nippon Suisan Kaisha Ltd.	16,000	54,879
Nippon Synthetic Chemical Industry Co., Ltd.	3,000	17,266
Nippon Systemware Co., Ltd.	400	1,590
Nippon Telegraph & Telephone Corp.	54,010	2,761,197
Nippon Television Network Corp.	1,140	174,473
Nippon Thompson Co., Ltd.	4,000	23,230
Nippon Valqua Industries Ltd.	5,000	12,927
Nippon Yakin Kogyo Co., Ltd.*	6,500	10,218
Nippon Yusen KK	105,000	268,741
Nippon Yusoki Co., Ltd.	1,000	2,702
Nipro Corp.	4,800	40,348
Nishimatsu Construction Co., Ltd.	18,000	30,869
Nishimatsuya Chain Co., Ltd.	2,600	20,099
Nishi-Nippon City Bank Ltd.	53,000	152,176
Nishi-Nippon Railroad Co., Ltd.	16,000	76,497
Nissan Chemical Industries Ltd.	9,200	89,048
Nissan Motor Co., Ltd.	157,920	1,419,782
Nissan Shatai Co., Ltd.	4,000	38,872
Nissan Tokyo Sales Holdings Co., Ltd.*	1,000	1,741
Nissei Build Kogyo Co., Ltd.	4,000	9,458
Nissei Plastic Industrial Co., Ltd.	1,000	4,482
Nissen Holdings Co., Ltd.	2,400	10,664
Nissha Printing Co., Ltd.	2,200	27,268
Nisshin Fudosan Co., Ltd.	700	3,965
Nisshin Oillio Group Ltd.	6,000	25,802
Nisshin Seifun Group, Inc.	13,000	157,581
Nisshin Steel Co., Ltd.	64,000	98,116

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Nisshinbo Holdings, Inc.	8,000	$72,132
Nissin Corp.	4,000	9,770
Nissin Electric Co., Ltd.	2,000	11,173
Nissin Foods Holdings Co., Ltd.	4,900	191,938
Nissin Kogyo Co., Ltd.	2,500	35,923
Nissui Pharmaceutical Co., Ltd.	500	4,463
Nitori Holdings Co., Ltd.	2,250	211,056
Nitta Corp.	1,100	20,665
Nittetsu Mining Co., Ltd.	3,000	11,888
Nitto Boseki Co., Ltd.	10,000	34,819
Nitto Denko Corp.	11,320	405,032
Nitto Fuji Flour Milling Co., Ltd.	1,000	3,794
Nitto Kogyo Corp.	1,800	20,696
Nitto Kohki Co., Ltd.	700	15,915
Nitto Seiko Co., Ltd.	1,000	2,650
Nitto Seimo Co., Ltd.*	1,000	1,819
Nittoc Construction Co., Ltd.	3,000	3,898
NKSJ Holdings, Inc.	26,250	514,973
NOF Corp.	11,000	56,165
Nohmi Bosai Ltd.	1,000	6,236
NOK Corp.	6,000	103,131
Nomura Co., Ltd.	2,000	5,898
Nomura Holdings, Inc.	257,800	780,400
Nomura Real Estate Holdings, Inc.	5,100	75,933
Nomura Research Institute Ltd.	7,200	162,765
Noritake Co., Ltd.	6,000	17,929
Noritsu Koki Co., Ltd.*	1,100	4,988
Noritz Corp.	2,300	41,924
NS Solutions Corp.	1,000	19,930
NS United Kaiun Kaisha Ltd.	4,000	6,028
NSD Co., Ltd.	2,300	18,049
NSK Ltd.	29,000	188,385
NTN Corp.	30,000	120,826
NTT Data Corp.	91	290,604
NTT DoCoMo, Inc.	1,000	1,838,379
NTT Urban Development Corp.	90	61,388
Obara Corp.	800	9,042
Obayashi Corp.	42,000	186,618
Obayashi Road Corp.	1,000	2,404
OBIC Business Consultants Ltd.	300	14,031
Obic Co., Ltd.	420	80,377
Odakyu Electric Railway Co., Ltd.	42,000	405,976
Oenon Holdings, Inc.	3,000	7,016
Ogaki Kyoritsu Bank Ltd.	16,000	52,176
Ohara, Inc.	400	4,126
Ohashi Technica, Inc.	600	4,591
OIE Sangyo Co., Ltd.	300	3,071
Oiles Corp.	1,300	24,558
Oita Bank Ltd.	7,000	20,190
OIZUMI Corp.	400	1,299
OJI Paper Co., Ltd.	57,000	292,517
Okabe Co., Ltd.	2,700	13,435
Okamoto Industries, Inc.	4,000	15,331
Okamura Corp.	4,000	27,335
Okasan Securities Group, Inc.	10,000	31,701
Okaya Electric Industries Co., Ltd.	600	2,627
OKI Electric Cable Co., Ltd.	1,000	1,910

Oki Electric Industry Co., Ltd.*	45,000	$40,340
Okinawa Electric Power Co., Inc.	700	29,830
OKK Corp.*	4,000	4,521
OKUMA Corp.	8,000	51,137
Okumura Corp.	13,000	53,203
Okura Industrial Co., Ltd.	3,000	9,237
Okuwa Co., Ltd.	1,000	15,266
Olympic Corp.	800	7,494
Olympus Corp.	15,300	201,164
Omron Corp.	14,800	297,461
Ono Pharmaceutical Co., Ltd.	6,800	381,655
ONO Sokki Co., Ltd.	1,000	2,754
Onoken Co., Ltd.	1,000	8,133
Onward Holdings Co., Ltd.	8,000	58,724
Optex Co., Ltd.	800	10,487
Oracle Corp. Japan	1,900	62,873
Organo Corp.	2,000	15,279
Oriental Land Co., Ltd.	3,400	359,127
Origin Electric Co., Ltd.	1,000	2,962
ORIX Corp.	6,560	542,050
Osaka Gas Co., Ltd.	120,000	473,951
Osaka Securities Finance Co., Ltd.	1,400	2,765
Osaka Steel Co., Ltd.	800	15,320
OSAKA Titanium Technologies Co.	1,900	84,052
Osaki Electric Co., Ltd.	1,000	9,562
OSG Corp.	5,700	71,759
Otsuka Corp.	900	61,972
Otsuka Holdings Co., Ltd.	27,900	784,404
Oyo Corp.	1,200	13,813
P.S. Mitsubishi Construction Co., Ltd.	800	2,318
Pacific Industrial Co., Ltd.	2,000	9,640
Pacific Metals Co., Ltd.	9,000	43,614
Pack Corp.	900	13,049
Pal Co., Ltd.	350	13,569
Paltac Corp.	1,050	13,478
PanaHome Corp.	4,000	27,127
Panasonic Corp.	143,985	1,223,414
Panasonic Electric Works Information Systems Co., Ltd.	200	5,160
Panasonic Electric Works SUNX Co., Ltd.	1,000	4,885
Paramount Bed Holdings Co., Ltd.*	900	27,385
Parco Co., Ltd.	3,100	23,682
Paris Miki Holdings, Inc.	1,500	12,258
Park24 Co., Ltd.	5,700	75,684
Pasco Corp.	1,000	3,534
Pasona Group, Inc.	10	9,744
Pegasus Sewing Machine Manufacturing Co., Ltd.	1,200	3,321
Penta-Ocean Construction Co., Ltd.	17,000	51,903
PGM Holdings KK	30	19,469
PIA Corp.*	300	3,091
Pigeon Corp.	800	32,584
Pilot Corp.	10	19,436
Piolax, Inc.	500	10,894

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Pioneer Corp.*	17,600	$79,117
Pixela Corp.*	500	1,111
Plenus Co., Ltd.	1,500	24,516
Pocket Card Co., Ltd.	1,100	3,659
Point, Inc.	1,030	43,759
Pola Orbis Holdings, Inc.	1,100	29,726
Poplar Co., Ltd.	300	1,828
Press Kogyo Co., Ltd.	5,000	24,100
Prima Meat Packers Ltd.	7,000	11,459
Pronexus, Inc.	1,300	6,503
Raito Kogyo Co., Ltd.	2,900	15,900
Rasa Corp.	500	2,306
Rasa Industries Ltd.*	4,000	6,184
Renaissance, Inc.	500	2,527
Renesas Electronics Corp.*	3,200	19,582
Rengo Co., Ltd.	10,000	69,767
Renown, Inc.*	2,500	4,612
Resona Holdings, Inc.	70,100	308,742
Resort Solution Co., Ltd.	1,000	1,871
Resorttrust, Inc.	1,900	28,091
Rheon Automatic Machinery Co., Ltd.	1,000	2,456
Rhythm Watch Co., Ltd.	6,000	11,069
Ricoh Co., Ltd.	38,000	331,272
Ricoh Leasing Co., Ltd.	800	17,887
Right On Co., Ltd.	900	6,805
Riken Corp.	4,000	15,019
Riken Keiki Co., Ltd.	1,000	7,276
Riken Technos Corp.	2,000	5,665
Ringer Hut Co., Ltd.	900	12,394
Rinnai Corp.	2,100	150,331
Riso Kagaku Corp.	900	12,874
Riso Kyoiku Co., Ltd.	130	8,040
Rock Field Co., Ltd.	600	9,970
Rohm Co., Ltd.	6,300	293,842
Rohto Pharmaceutical Co., Ltd.	8,000	102,793
Roland Corp.	1,100	9,975
Roland DG Corp.	500	5,554
Round One Corp.	3,300	21,437
Royal Holdings Co., Ltd.	1,800	21,491
Ryobi Ltd.	7,000	25,646
Ryoden Trading Co., Ltd.	1,000	5,691
Ryohin Keikaku Co., Ltd.	1,400	68,299
Ryosan Co., Ltd.	1,900	40,261
Ryoyo Electro Corp.	1,600	17,773
S Foods, Inc.	500	4,196
S.T. Corp.	600	7,569
Sagami Chain Co., Ltd.*	1,000	7,016
Saibu Gas Co., Ltd.	13,000	34,286
Saizeriya Co., Ltd.	1,600	26,670
Sakai Chemical Industry Co., Ltd.	4,000	14,811
Sakai Heavy Industries Ltd.	2,000	3,456
Sakai Moving Service Co., Ltd.	200	4,170
Sakai Ovex Co., Ltd.*	3,000	4,404
Sakata INX Corp.	2,000	9,017
Sakata Seed Corp.	2,000	28,687
Sakurada Co., Ltd.*	11,000	2,715
Sala Corp.	1,000	5,963
San Holdings, Inc.	200	3,575
San-A Co., Ltd.	400	15,824

San-Ai Oil Co., Ltd.	2,000	$8,497
Sanden Corp.	7,000	21,099
Sangetsu Co., Ltd.	2,100	53,994
San-In Godo Bank Ltd.	7,000	52,475
Sanix, Inc.*	1,800	5,075
Sankei Building Co., Ltd.	2,300	8,845
Sanken Electric Co., Ltd.	7,000	22,009
Sanki Engineering Co., Ltd.	3,000	15,629
Sanko Metal Industrial Co., Ltd.	1,000	2,715
Sankyo Co., Ltd.	3,800	192,296
Sankyo Seiko Co., Ltd.	2,000	6,912
Sankyo-Tateyama Holdings, Inc.*	17,000	24,958
Sankyu, Inc.	15,000	56,710
Sanoh Industrial Co., Ltd.	1,400	9,858
Sanrio Co., Ltd.	3,800	195,258
Sanritsu Corp.	300	1,984
Sanshin Electronics Co., Ltd.	1,500	12,453
Sansui Electric Co., Ltd.*	78,000	2,027
Santen Pharmaceutical Co., Ltd.	4,100	168,858
Sanwa Holdings Corp.	12,000	35,858
Sanyo Chemical Industries Ltd.	3,000	19,605
Sanyo Housing Nagoya Co., Ltd.	10	9,627
Sanyo Industries Ltd.	1,000	1,910
Sanyo Shokai Ltd.	6,000	13,642
Sanyo Special Steel Co., Ltd.	6,000	31,805
Sapporo Hokuyo Holdings, Inc.	18,400	65,979
Sapporo Holdings Ltd.	19,000	71,833
Sasebo Heavy Industries Co., Ltd.	8,000	12,992
Sata Construction Co., Ltd.*	4,000	3,118
Sato Holding Corp.	1,200	14,905
Sato Shoji Corp.	1,000	5,859
Satori Electric Co., Ltd.	900	5,402
Sawai Pharmaceutical Co., Ltd.	900	93,426
SAXA Holdings, Inc.	3,000	4,248
SBI Holdings, Inc.	1,482	108,594
Scroll Corp.	1,700	6,008
SCSK Corp.	2,232	35,610
Secom Co., Ltd.	13,700	631,870
Sega Sammy Holdings, Inc.	12,900	278,715
Seibu Electric Industry Co., Ltd.	1,000	4,508
Seika Corp.	4,000	10,654
Seikagaku Corp.	2,400	25,818
Seikitokyu Kogyo Co., Ltd.*	3,000	1,793
Seiko Epson Corp.	8,800	116,960
Seiko Holdings Corp.	6,000	12,316
Seino Holdings Co., Ltd.	13,000	100,831
Seiren Co., Ltd.	3,200	18,792
Sekisui Chemical Co., Ltd.	28,000	230,999
Sekisui House Ltd.	42,000	372,691
Sekisui Jushi Corp.	1,000	10,095
Sekisui Plastics Co., Ltd.	2,000	7,665
Senko Co., Ltd.	4,000	15,902
Senshu Ikeda Holdings, Inc.	34,400	50,503
Senshukai Co., Ltd.	2,200	14,777
Seven & I Holdings Co., Ltd.	50,700	1,412,908
Sharp Corp.	55,000	480,902
Shibaura Mechatronics Corp.	2,000	5,015
Shibusawa Warehouse Co., Ltd.	3,000	8,380
Shibuya Kogyo Co., Ltd.	700	7,385

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Shiga Bank Ltd.	11,000	$74,886
Shikibo Ltd.	7,000	9,276
Shikoku Bank Ltd.	8,000	30,038
Shikoku Chemicals Corp.	1,000	5,340
Shikoku Electric Power Co., Inc.	12,700	363,989
Shima Seiki Manufacturing Ltd.	1,600	27,294
Shimachu Co., Ltd.	2,300	52,741
Shimadzu Corp.	18,000	152,475
Shimamura Co., Ltd.	1,200	122,697
Shimano, Inc.	5,300	257,529
Shimizu Bank Ltd.	400	14,634
Shimizu Corp.	40,000	167,858
Shimojima Co., Ltd.	800	10,030
Shin Nippon Air Technologies Co., Ltd.	900	4,876
Shin Nippon Biomedical Laboratories Ltd.	700	1,783
Shinagawa Refractories Co., Ltd.	3,000	8,692
Shindengen Electric Manufacturing Co., Ltd.	4,000	16,786
Shin-Etsu Chemical Co., Ltd.	21,900	1,078,355
Shin-Etsu Polymer Co., Ltd.	2,500	10,491
Shingakukai Co., Ltd.	600	2,222
Shinkawa Ltd.	900	4,116
Shin-Keisei Electric Railway Co., Ltd.	1,000	4,547
Shinko Electric Industries Co., Ltd.	3,100	21,104
Shinko Plantech Co., Ltd.	2,600	21,011
Shinko Shoji Co., Ltd.	1,100	8,732
Shinmaywa Industries Ltd.	5,000	20,073
Shinnihon Corp.	1,600	4,282
Shinsei Bank Ltd.	98,000	101,858
Shinsho Corp.	3,000	7,055
Shinwa Co., Ltd.	600	6,626
Shinyei Kaisha*	1,000	2,066
Shionogi & Co., Ltd.	19,000	244,134
Ship Healthcare Holdings, Inc.	1,500	32,779
Shiroki Corp.	2,000	5,639
Shiseido Co., Ltd.	21,400	393,413
Shizuoka Bank Ltd.	39,000	410,926
Shizuoka Gas Co., Ltd.	3,000	19,059
Sho-Bond Holdings Co., Ltd.	1,200	26,410
Shobunsha Publications, Inc.	700	5,257
Shochiku Co., Ltd.	7,000	66,480
Shoei Co., Ltd.	2,200	9,232
Shoko Co., Ltd.	4,000	6,236
Showa Corp.*	2,600	14,998
Showa Denko KK	90,000	182,409
Showa Sangyo Co., Ltd.	5,000	15,396
Showa Shell Sekiyu KK	14,600	98,446
Shuei Yobiko Co., Ltd.	200	777
Siix Corp.	700	8,913
Simplex Holdings, Inc.	20	6,460
Sinanen Co., Ltd.	2,000	8,835
Sinfonia Technology Co., Ltd.	7,000	14,278
Sintokogio Ltd.	2,600	22,902
SK Japan Co., Ltd.	200	629
Sky Perfect JSAT Holdings, Inc.	90	45,076
SMC Corp.	4,000	645,446
SMK Corp.	3,000	9,705

SNT Corp.	1,200	$5,207
Soda Nikka Co., Ltd.	1,000	4,417
Softbank Corp.	55,400	1,631,698
Softbank Technology Corp.	200	1,549
Softbrain Co., Ltd.*	20	2,240
Sogo Medical Co., Ltd.	200	6,730
Sohgo Security Services Co., Ltd.	4,700	49,583
Sojitz Corp.	85,200	131,724
So-net Entertainment Corp.	10	36,391
Sony Corp.	69,500	1,247,876
Sony Financial Holdings, Inc.	12,300	181,216
Soshin Electric Co., Ltd.	600	2,487
Sotetsu Holdings, Inc.	19,000	58,256
SPK Corp.	200	3,414
Square Enix Holdings Co., Ltd.	4,000	78,524
SRA Holdings, Inc.	600	6,158
SRI Sports Ltd.	1,000	10,900
St. Marc Holdings Co., Ltd.	400	15,409
Stanley Electric Co., Ltd.	8,600	126,369
Star Micronics Co., Ltd.	2,300	20,828
Starzen Co., Ltd.	4,000	12,005
Stella Chemifa Corp.	500	15,220
Studio Alice Co., Ltd.	500	7,815
Sugi Holdings Co., Ltd.	1,900	55,393
Sugimoto & Co., Ltd.	600	5,433
Sumco Corp.*	8,000	59,140
Sumida Corp.	700	4,656
Sumikin Bussan Corp.	5,000	12,667
Suminoe Textile Co., Ltd.	3,000	5,262
Sumiseki Holdings, Inc.*	3,800	3,258
Sumitomo Bakelite Co., Ltd.	12,000	67,195
Sumitomo Chemical Co., Ltd.	93,000	339,522
Sumitomo Corp.	67,680	916,234
Sumitomo Densetsu Co., Ltd.	900	5,133
Sumitomo Electric Industries Ltd.	46,700	508,440
Sumitomo Forestry Co., Ltd.	9,500	83,929
Sumitomo Heavy Industries Ltd.	34,000	198,337
Sumitomo Light Metal Industries Ltd.*	21,000	19,371
Sumitomo Metal Industries Ltd.	242,000	440,172
Sumitomo Metal Mining Co., Ltd.	39,000	501,117
Sumitomo Mitsui Construction Co., Ltd.*	7,600	5,036
Sumitomo Mitsui Financial Group, Inc.	92,750	2,583,552
Sumitomo Mitsui Trust Holdings, Inc.	236,410	694,149
Sumitomo Osaka Cement Co., Ltd.	24,000	65,480
Sumitomo Pipe & Tube Co., Ltd.	800	6,330
Sumitomo Precision Products Co., Ltd.	2,000	12,316
Sumitomo Real Estate Sales Co., Ltd.	440	17,178
Sumitomo Realty & Development Co., Ltd.	30,000	525,400
Sumitomo Rubber Industries Ltd.	9,100	109,243

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Sumitomo Seika Chemicals Co., Ltd.	2,000	$8,419
Sumitomo Warehouse Co., Ltd.	9,000	42,679
Sun Frontier Fudousan Co., Ltd.*	10	1,091
Sundrug Co., Ltd.	2,300	69,684
Sun-Wa Technos Corp.	600	5,425
Suruga Bank Ltd.	13,000	116,370
Suzuden Corp.	300	1,968
Suzuken Co., Ltd.	5,100	141,398
Suzuki Motor Corp.	25,700	531,563
SWCC Showa Holdings Co., Ltd.*	15,000	13,642
SxL Corp.*	6,000	14,109
Sysmex Corp.	4,400	143,370
Systena Corp.	10	6,886
T Hasegawa Co., Ltd.	1,600	24,633
T&D Holdings, Inc.	46,300	431,299
T.RAD Co., Ltd.	4,000	13,252
Tac Co., Ltd.	700	1,482
Tachibana Eletech Co., Ltd.	700	6,493
Tachi-S Co., Ltd.	1,600	28,021
Tact Home Co., Ltd.	10	8,185
Tadano Ltd.	5,000	31,571
Taihei Dengyo Kaisha Ltd.	1,000	7,717
Taihei Kogyo Co., Ltd.	2,000	10,654
Taiheiyo Cement Corp.	59,000	112,680
Taiheiyo Kouhatsu, Inc.	4,000	3,742
Taiho Kogyo Co., Ltd.	800	6,953
Taikisha Ltd.	2,100	44,936
Taiko Pharmaceutical Co., Ltd.	400	4,054
Taisei Corp.	67,000	169,741
Taisei Lamick Co., Ltd.	300	9,424
Taisho Pharmaceutical Holdings Co., Ltd.*	3,000	231,519
Taiyo Holdings Co., Ltd.	900	23,222
Taiyo Nippon Sanso Corp.	17,000	118,605
Taiyo Yuden Co., Ltd.	7,000	52,202
Takachiho Koheki Co., Ltd.	500	5,580
Takada Kiko Co., Ltd.	1,000	2,378
Takamatsu Construction Group Co., Ltd.	1,000	15,837
Takano Co., Ltd.	400	2,380
Takaoka Electric Manufacturing Co., Ltd.	4,000	8,575
Taka-Q Co., Ltd.	500	857
Takara Holdings, Inc.	11,000	70,742
Takara Leben Co., Ltd.	1,100	6,488
Takara Printing Co., Ltd.	700	5,111
Takara Standard Co., Ltd.	5,000	37,807
Takasago International Corp.	4,000	18,553
Takasago Thermal Engineering Co., Ltd.	3,900	33,290
Takashima & Co., Ltd.	2,000	4,911
Takashimaya Co., Ltd.	16,000	115,785
Takata Corp.	1,900	38,903
Take And Give Needs Co., Ltd.	60	3,656
Takeda Pharmaceutical Co., Ltd.	48,000	2,107,834
Takihyo Co., Ltd.	1,000	5,392
Takiron Co., Ltd.	3,000	10,173
Takuma Co., Ltd.*	4,000	16,422

Tamron Co., Ltd.	1,200	$28,952
Tamura Corp.	3,000	7,172
Tanaka Co., Ltd.	300	1,629
Tanseisha Co., Ltd.	1,000	2,482
TASAKI & Co., Ltd.*	2,000	1,221
Tatsuta Electric Wire and Cable Co., Ltd.	2,000	8,497
Taya Co., Ltd.	200	1,715
Tayca Corp.	2,000	7,951
TBK Co., Ltd.	1,000	4,781
TDC Software Engineering, Inc.	200	2,055
TDK Corp.	7,200	318,981
Teac Corp.*	6,000	2,105
Tecmo Koei Holdings Co., Ltd.	2,400	19,769
Teijin Ltd.	51,000	157,035
Teikoku Electric Manufacturing Co., Ltd.	400	7,146
Teikoku Sen-I Co., Ltd.	1,000	6,249
Teikoku Tsushin Kogyo Co., Ltd.	2,000	3,144
Tekken Corp.	8,000	9,042
Temp Holdings Co., Ltd.	1,700	15,350
Ten Allied Co., Ltd.*	800	2,713
Tenma Corp.	1,100	9,832
Terumo Corp.	9,700	456,834
T-Gaia Corp.	10	18,631
THK Co., Ltd.	8,500	167,526
Tigers Polymer Corp.	600	2,245
Titan Kogyo KK	1,000	4,963
TKC Corp.	900	18,685
Toa Corp.	1,000	6,223
Toa Corp. (Tokyo Stock Exchange)	11,000	18,579
Toa Road Corp.	2,000	3,794
Toabo Corp.	4,000	2,806
Toagosei Co., Ltd.	13,000	53,371
Tobishima Corp.*	8,000	7,380
Tobu Railway Co., Ltd.	65,000	331,883
Tobu Store Co., Ltd.	1,000	3,417
TOC Co., Ltd.	4,700	21,372
Tocalo Co., Ltd.	600	12,737
Tochigi Bank Ltd.	6,000	21,515
Toda Corp.	14,000	50,929
Toda Kogyo Corp.	1,000	8,926
Toei Co., Ltd.	5,000	23,711
Toenec Corp.	1,000	5,405
Toho Bank Ltd.	10,000	28,972
Toho Co., Ltd.	2,000	8,081
Toho Co., Ltd. (Tokyo Stock Exchange)	10,200	181,816
Toho Gas Co., Ltd.	32,000	203,716
Toho Holdings Co., Ltd.	3,700	51,291
Toho Real Estate Co., Ltd.	1,200	6,189
Toho Titanium Co., Ltd.	2,100	36,150
Toho Zinc Co., Ltd.	7,000	26,647
Tohoku Bank Ltd.	6,000	9,432
Tohoku Electric Power Co., Inc.	31,400	301,476
Tohpe Corp.*	1,000	1,143
Tohto Suisan Co., Ltd.	2,000	3,404
Tokai Carbon Co., Ltd.	12,000	65,168
TOKAI Holdings Corp.	2,000	9,926
Tokai Kanko Co., Ltd.	5,000	1,299

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Tokai Rika Co., Ltd.	2,900	$44,421
Tokai Rubber Industries Ltd.	2,000	22,164
Tokai Senko KK	1,000	1,130
Tokai Tokyo Financial Holdings, Inc.	14,000	38,015
Token Corp.	520	17,619
Tokio Marine Holdings, Inc.	46,400	1,027,829
Toko, Inc.*	5,000	8,575
Tokushu Tokai Paper Co., Ltd.	8,000	17,981
Tokuyama Corp.	20,000	63,661
Tokyo Broadcasting System Holdings, Inc.	6,600	84,890
Tokyo Denpa Co., Ltd.	300	1,391
Tokyo Dome Corp.*	9,000	22,100
Tokyo Electric Power Co., Inc.*	90,500	215,168
Tokyo Electron Ltd.	9,900	503,553
Tokyo Energy & Systems, Inc.	1,000	5,197
Tokyo Gas Co., Ltd.	151,000	694,478
Tokyo Individualized Educational Institute, Inc.	900	1,614
TOKYO KEIKI, Inc.	4,000	6,808
Tokyo Kikai Seisakusho Ltd.*	3,000	1,793
Tokyo Ohka Kogyo Co., Ltd.	2,300	45,749
Tokyo Rakutenchi Co., Ltd.	2,000	7,302
Tokyo Rope Manufacturing Co., Ltd.	8,000	15,590
Tokyo Sangyo Co., Ltd.	1,000	3,157
Tokyo Seimitsu Co., Ltd.	2,300	43,837
Tokyo Steel Manufacturing Co., Ltd.	7,100	57,745
Tokyo Tatemono Co., Ltd.*	25,000	75,679
Tokyo Tatemono Real Estate Sales Co., Ltd.	300	815
Tokyo Tekko Co., Ltd.	2,000	5,691
Tokyo Theatres Co., Inc.	4,000	5,353
Tokyo Tomin Bank Ltd.	2,300	27,999
Tokyotokeiba Co., Ltd.	8,000	10,913
Tokyu Community Corp.	300	9,370
Tokyu Construction Co., Ltd.	4,940	11,873
Tokyu Corp.	71,000	349,604
Tokyu Land Corp.	26,000	98,298
Tokyu Livable, Inc.	1,300	9,999
Toli Corp.	3,000	5,457
Tomato Bank Ltd.	4,000	6,704
Tomen Devices Corp.	100	2,183
Tomen Electronics Corp.	500	6,041
Tomoe Corp.	1,800	6,548
Tomoe Engineering Co., Ltd.	400	7,182
Tomoegawa Co., Ltd.	2,000	4,157
Tomoku Co., Ltd.	4,000	10,602
TOMONY Holdings, Inc.	9,400	41,278
Tomy Co., Ltd.	3,700	26,006
Tonami Holdings Co., Ltd.	2,000	4,417
TonenGeneral Sekiyu KK	20,000	218,527
Top Culture Co., Ltd.	400	1,845
Topcon Corp.	2,800	12,914
Toppan Forms Co., Ltd.	2,600	19,829
Toppan Printing Co., Ltd.	36,000	264,727
Topre Corp.	2,500	24,588
Topy Industries Ltd.	10,000	24,555
Toray Industries, Inc.	103,000	737,339
Torigoe Co., Ltd.	1,200	10,617

Torii Pharmaceutical Co., Ltd.	800	$15,019
Torishima Pump Manufacturing Co., Ltd.	1,500	19,254
Tose Co., Ltd.	300	1,968
Toshiba Corp.	250,000	1,023,126
Toshiba Machine Co., Ltd.	7,000	35,286
Toshiba Plant Systems & Services Corp.	2,000	20,294
Toshiba TEC Corp.	7,000	24,919
Tosho Printing Co., Ltd.	1,000	1,689
Tosoh Corp.	34,000	90,996
Totetsu Kogyo Co., Ltd.	1,000	8,601
TOTO Ltd.	18,000	138,911
Totoku Electric Co., Ltd.*	1,000	935
Tottori Bank Ltd.	3,000	5,613
Touei Housing Corp.	900	9,202
Toukei Computer Co., Ltd.	200	2,687
Tow Co., Ltd.	300	1,789
Towa Bank Ltd.	13,000	15,032
Towa Corp.	1,200	6,439
Towa Pharmaceutical Co., Ltd.	600	25,607
Toyo Construction Co., Ltd.	18,000	16,370
Toyo Corp.	1,600	16,838
Toyo Electric Manufacturing Co., Ltd.	2,000	7,743
Toyo Engineering Corp.	8,000	28,687
Toyo Ink Manufacturing Co., Ltd.	11,000	40,730
Toyo Kanetsu KK	6,000	10,913
Toyo Kohan Co., Ltd.	3,000	10,368
Toyo Logistics Co., Ltd.	1,000	2,196
Toyo Machinery & Metal Co., Ltd.	1,000	2,468
Toyo Securities Co., Ltd.	4,000	5,405
Toyo Seikan Kaisha Ltd.	9,500	129,596
Toyo Shutter Co., Ltd.*	200	935
Toyo Sugar Refining Co., Ltd.	2,000	2,391
Toyo Suisan Kaisha Ltd.	5,000	121,151
Toyo Tanso Co., Ltd.	700	28,829
Toyo Tire & Rubber Co., Ltd.	10,000	22,736
Toyo Wharf & Warehouse Co., Ltd.	3,000	4,872
Toyobo Co., Ltd.	68,000	91,880
Toyoda Gosei Co., Ltd.	3,500	55,794
Toyota Boshoku Corp.	4,300	44,860
Toyota Industries Corp.	11,700	318,455
Toyota Motor Corp.	286,040	9,532,189
Toyota Tsusho Corp.	14,200	251,087
TPR Co., Ltd.	1,500	17,578
Transcosmos, Inc.	1,600	19,166
Trend Micro, Inc.	5,800	173,390
Trusco Nakayama Corp.	1,500	27,361
TS Tech Co., Ltd.	2,300	36,426
TSI Holdings Co., Ltd.*	4,825	23,821
Tsubakimoto Chain Co.	6,000	30,947
Tsubakimoto Kogyo Co., Ltd.	1,000	2,689
Tsudakoma Corp.*	3,000	6,899
Tsugami Corp.	3,000	20,930
Tsukamoto Corp. Co., Ltd.*	2,000	2,183
Tsukishima Kikai Co., Ltd.	2,000	16,422
Tsukuba Bank Ltd.	5,400	17,750
Tsumura & Co.	3,700	109,120

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Tsuruha Holdings, Inc.	1,100	$61,524
Tsutsumi Jewelry Co., Ltd.	500	11,823
TV Asahi Corp.	30	49,461
Tv Tokyo Holdings Corp.	500	6,626
TYK Corp.	1,000	2,391
Ube Industries Ltd.	56,000	153,514
Uchida Yoko Co., Ltd.	2,000	5,483
Ueki Corp.	1,000	2,261
UKC Holdings Corp.	700	6,621
Ulvac, Inc.*	2,200	26,982
Unicafe, Inc.*	300	1,329
Unicharm Corp.	7,200	354,995
Uniden Corp.	3,000	10,056
Union Tool Co.	800	13,855
Unipres Corp.	1,600	45,982
United Arrows Ltd.	1,100	21,237
Unitika Ltd.*	29,000	15,824
UNY Co., Ltd.	9,900	89,135
U-Shin Ltd.	1,400	11,277
Ushio, Inc.	9,100	131,469
USS Co., Ltd.	1,780	160,956
Utoc Corp.	900	2,865
Valor Co., Ltd.	2,400	37,324
Vantec Corp.	10	30,038
Vital KSK Holdings, Inc.	2,300	16,734
Wacoal Holdings Corp.	10,000	132,779
Wacom Co., Ltd.	20	30,479
Wakachiku Construction Co., Ltd.*	7,000	9,458
Wakamoto Pharmaceutical Co., Ltd.*	1,000	2,819
Warabeya Nichiyo Co., Ltd.	700	9,140
Warehouse Co., Ltd.*	200	590
Watabe Wedding Corp.	300	2,767
WATAMI Co., Ltd.	1,400	33,358
Weathernews, Inc.	300	8,271
West Japan Railway Co.	11,800	512,810
Wood One Co., Ltd.	2,000	7,224
Xebio Co., Ltd.	1,400	33,304
Y.A.C. Co., Ltd.	500	3,963
Yachiyo Bank Ltd.	600	14,250
Yahagi Construction Co., Ltd.	1,700	8,393
Yahoo! Japan Corp.	917	295,341
Yaizu Suisankagaku Industry Co., Ltd.	600	5,449
Yakult Honsha Co., Ltd.	7,800	245,745
YAMABIKO Corp.	500	5,632
Yamada Denki Co., Ltd.	5,600	381,239
Yamagata Bank Ltd.	7,000	34,195
Yamaguchi Financial Group, Inc.	15,000	143,238
Yamaha Corp.	10,300	94,476
Yamaha Motor Co., Ltd.	19,900	251,820
Yamaichi Electronics Co., Ltd.*	1,200	2,635
Yamanashi Chuo Bank Ltd.	7,000	28,466
Yamashita Medical Instruments Co., Ltd.	100	1,245
Yamatake Corp.	3,400	73,946
Yamatane Corp.	6,000	8,653
Yamato Corp.	1,000	3,950
Yamato Holdings Co., Ltd.	26,800	451,599

Yamato International, Inc.	700	$3,356
Yamato Kogyo Co., Ltd.	3,900	111,979
Yamaura Corp.	500	1,455
Yamaya Corp.	100	1,338
Yamazaki Baking Co., Ltd.	11,000	144,485
Yamazawa Co., Ltd.	300	5,227
Yamazen Corp.	4,700	34,439
Yaoko Co., Ltd.	500	16,929
Yaskawa Electric Corp.	16,000	136,157
Yasuda Warehouse Co., Ltd.	1,000	6,210
Yellow Hat Ltd.	1,100	17,550
Yodogawa Steel Works Ltd.	9,000	39,054
Yokogawa Bridge Holdings Corp.	2,000	13,096
Yokogawa Electric Corp.*	12,400	111,966
Yokohama Reito Co., Ltd.	2,600	21,213
Yokohama Rubber Co., Ltd.	14,000	78,576
Yokowo Co., Ltd.	1,000	4,651
Yomeishu Seizo Co., Ltd.	1,000	9,406
Yomiuri Land Co., Ltd.	2,000	6,314
Yondenko Corp.	1,000	4,339
Yonekyu Corp.	1,000	9,640
Yorozu Corp.	700	15,988
Yoshinoya Holdings Co., Ltd.	30	42,133
Yuasa Trading Co., Ltd.	12,000	17,617
Yuken Kogyo Co., Ltd.	2,000	4,080
Yurtec Corp.	2,000	9,952
Yusen Logistics Co., Ltd.	900	11,541
Yushin Precision Equipment Co., Ltd.	600	11,249
Yushiro Chemical Industry Co., Ltd.	600	6,657
Zappallas, Inc.	10	10,147
Zenrin Co., Ltd.	1,700	15,218
Zensho Holdings Co. Ltd.	4,600	62,154
Zeon Corp.	12,000	104,144
ZERIA Pharmaceutical Co., Ltd.	1,000	17,266
Zuken, Inc.	800	5,519

		190,477,254

Luxembourg (0.2%)
ArcelorMittal S.A.	126,560	2,314,498

Malaysia (1.0%)
Genting Bhd	1,849,600	6,418,170
Sime Darby Bhd	1,714,400	4,975,546

		11,393,716

Mauritius (0.0%)
Essar Energy plc*	29,860	79,483

Mexico (0.0%)
Fresnillo plc	16,440	389,863

Netherlands (3.3%)
ING Groep N.V. (CVA)*	530,352	3,816,429
Koninklijke Philips Electronics N.V.	137,856	2,904,679
Royal Dutch Shell plc (BATS Europe Exchange), Class A	212,256	7,733,152
Royal Dutch Shell plc (Euro Comp Exchange), Class A	255,911	9,423,060

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Royal Dutch Shell plc, Class B	187,687	$7,152,868
Unilever N.V. (CVA)	225,206	7,744,434

		38,774,622

New Zealand (0.0%)
Telecom Corp. of New Zealand Ltd.	68,827	110,170

Norway (0.5%)
Statoil ASA	213,554	5,480,917

Papua New Guinea (0.0%)
Oil Search Ltd.	71,810	459,045

Singapore (0.8%)
DBS Group Holdings Ltd.	518,635	4,606,357
Singapore Telecommunications Ltd. (CDI)	30,210	73,230
United Overseas Bank Ltd.	356,049	4,191,718

		8,871,305

Spain (3.4%)
Banco Bilbao Vizcaya Argentaria S.A.	699,586	6,048,334
Banco Santander S.A.	1,242,184	9,437,179
Iberdrola S.A.	495,099	3,100,743
Inditex S.A.	30,606	2,506,636
Repsol YPF S.A.	113,442	3,484,827
Telefonica S.A.	822,485	14,248,349

		38,826,068

Sweden (2.1%)
Atlas Copco AB, Class A	484,058	10,409,774
Investor AB, Class B	280,903	5,240,872
Sandvik AB	395,258	4,850,232
Volvo AB, Class B	375,274	4,106,063

		24,606,941

Switzerland (5.4%)
ABB Ltd. (Registered)*	315,428	5,937,152
Cie Financiere Richemont S.A., Class A	125,566	6,351,156
Glencore International plc	93,827	571,196
Holcim Ltd. (Registered)*	95,458	5,106,744
Nestle S.A. (Registered)	146,407	8,416,883
Novartis AG (Registered)	97,683	5,584,560
Roche Holding AG	51,530	8,733,712
Syngenta AG (Registered)*	22,698	6,645,321
UBS AG (Registered)*	433,045	5,154,310
Wolseley plc	21,570	714,182
Xstrata plc	630,078	9,569,838

		62,785,054

Taiwan (0.4%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	345,736	4,463,452

United Kingdom (16.8%)
Admiral Group plc	15,370	203,369
Aggreko plc	20,256	634,499
AMEC plc	26,778	377,395
Anglo American plc	289,195	10,684,561
Antofagasta plc	30,130	568,521

ARM Holdings plc	100,060	$919,928
Associated British Foods plc	30,250	520,049
AstraZeneca plc	90,998	4,204,267
Aviva plc	214,320	1,001,180
BAE Systems plc	227,498	1,007,271
Barclays plc	850,879	2,326,351
BG Group plc	561,017	11,992,885
BHP Billiton plc	374,478	10,918,870
BP plc	1,315,361	9,406,889
British American Tobacco plc	383,741	18,209,245
British Land Co. plc (REIT)	67,590	485,474
British Sky Broadcasting Group plc	100,430	1,142,464
BT Group plc, Class A	540,454	1,602,272
Burberry Group plc	33,050	608,221
Cairn Energy plc*	106,760	439,863
Capita Group plc	46,840	457,187
Capital Shopping Centres Group plc (REIT)	49,220	238,718
Carnival plc	16,240	536,192
Centrica plc	372,440	1,673,309
Compass Group plc	131,305	1,245,931
Diageo plc	544,754	11,899,031
Eurasian Natural Resources Corp.	29,510	291,243
G4S plc	107,580	454,101
GKN plc	118,390	336,463
GlaxoSmithKline plc	354,634	8,104,236
Hammerson plc (REIT)	54,060	302,239
Henderson Group plc (CDI)	52,471	81,574
HSBC Holdings plc	1,242,924	9,478,546
ICAP plc	50,720	273,247
IMI plc	24,450	288,578
Imperial Tobacco Group plc	299,176	11,313,505
Intercontinental Hotels Group plc	21,860	392,785
International Consolidated Airlines Group S.A.*	141,710	324,391
International Power plc	116,020	607,564
Intertek Group plc	12,120	383,035
J Sainsbury plc	142,540	670,513
Johnson Matthey plc	16,400	467,615
Kazakhmys plc	16,360	235,524
Kingfisher plc	178,950	696,719
Land Securities Group plc (REIT)	58,360	575,973
Legal & General Group plc	447,790	714,890
Lloyds Banking Group plc*	3,068,320	1,234,399
Man Group plc	143,300	279,739
Marks & Spencer Group plc	121,200	585,375
National Grid plc	247,949	2,406,655
Next plc	14,100	599,329
Old Mutual plc	414,580	872,407
Pearson plc	61,460	1,154,913
Petrofac Ltd.	20,879	467,245
Prudential plc	185,301	1,837,427
Randgold Resources Ltd.	6,940	709,719
Reckitt Benckiser Group plc	50,632	2,500,482
Reed Elsevier plc	92,620	746,524
Resolution Ltd.	110,580	431,731
Rexam plc	66,870	366,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Rio Tinto plc	100,911	$4,897,337
Rolls-Royce Holdings plc*	580,227	6,726,656
Rolls-Royce Holdings plc (Preference), Class C*(b)†	40,809,015	63,376
Royal Bank of Scotland Group plc*	1,328,550	416,361
RSA Insurance Group plc	266,590	435,543
SABMiller plc	83,113	2,925,473
Sage Group plc	99,970	456,756
Schroders plc	12,950	264,263
Schroders plc (Non-Voting)	4,610	76,820
Serco Group plc	37,360	275,015
Severn Trent plc	17,990	417,959
Smith & Nephew plc	67,810	658,707
Smiths Group plc	29,620	420,899
SSE plc	64,952	1,302,238
Standard Chartered plc	463,066	10,132,703
Standard Life plc	174,400	558,750
Tesco plc	555,308	3,479,326
Tullow Oil plc	67,590	1,471,641
Unilever plc	91,461	3,072,302
United Utilities Group plc	51,570	485,335
Vedanta Resources plc	10,120	159,521
Vodafone Group plc	3,524,104	9,791,078
Weir Group plc	16,040	506,174
Whitbread plc	13,420	325,957
WM Morrison Supermarkets plc	180,546	914,625

		193,723,823

United States (0.1%)
Alacer Gold Corp. (CDI)*	6,830	70,136
Boart Longyear Ltd.	30,700	87,292

News Corp. (CDI), Class B	32,151	$589,940
ResMed, Inc. (CDI)*	44,697	112,919
Sims Metal Management Ltd.	10,750	139,087

		999,374

Total Common Stocks (85.7%) (Cost $1,196,475,916)		990,644,716

Total Investments (85.7%) (Cost $1,196,475,916)		990,644,716
Other Assets Less Liabilities (14.3%)		165,099,553

Net Assets (100%)		$1,155,744,269

*	Non-income producing.
†	Securities ($63,376 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $110,820 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA S.A.	$—	$5,745,205	$—	$3,495,964	$—	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	2,118	March-12	$62,002,291	$63,267,392	$1,265,101
FTSE 100 Index	462	March-12	38,921,207	39,720,024	798,817
SPI 200 Index	150	March-12	15,837,448	15,414,874	(422,574)
TOPIX Index	418	March-12	39,659,019	39,535,403	(123,616)

					$1,517,728

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	6,269	$9,729,019	$9,798,155	$(69,136)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	12,204	15,804,633	15,930,160	(125,527)

					$(194,663)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc vs. U.S. Dollar, expiring 8/13/12	JPMorgan Chase Bank	300	$418,480	$321,324	$97,156
Swiss Franc vs. U.S. Dollar, expiring 8/16/12	JPMorgan Chase Bank	1,822	2,367,540	1,951,699	415,841
Swiss Franc vs. U.S. Dollar, expiring 8/17/12	JPMorgan Chase Bank	1,855	2,384,641	1,987,114	397,527
Swiss Franc vs. U.S. Dollar, expiring 8/20/12	JPMorgan Chase Bank	1,880	2,390,033	2,014,092	375,941
Swiss Franc vs. U.S. Dollar, expiring 9/6/12	JPMorgan Chase Bank	465	592,206	498,444	93,762

					$1,380,227

					$1,185,564

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$87,781,037	$—	$87,781,037
Consumer Staples	—	141,564,763	—	141,564,763
Energy	6,450,744	95,049,960	—	101,500,704
Financials	13,976,967	184,252,515	—	198,229,482
Health Care	—	77,565,566	—	77,565,566
Industrials	—	128,190,136	63,376	128,253,512
Information Technology	4,463,452	43,061,049	—	47,524,501
Materials	5,163,676	112,459,873	—	117,623,549
Telecommunication Services	—	57,145,038	—	57,145,038
Utilities	—	33,456,564	—	33,456,564
Forward Currency Contracts	—	1,380,227	—	1,380,227
Futures	2,063,918	—	—	2,063,918

Total Assets	$32,118,757	$961,906,728	$63,376	$994,088,861

Liabilities:
Forward Currency Contracts	—	(194,663)	—	(194,663)
Futures	(546,190)	—	—	(546,190)

Total Liabilities	$(546,190)	$(194,663)	$—	$(740,853)

Total	$31,572,567	$961,712,065	$63,376	$993,348,008

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities- Financials	Investments in Securities- Industrials††	Investments in Securities- Information Technology

Balance as of 12/31/10	$—	$—	$4,923,698
Total gains or losses (realized/unrealized) included in earnings	—	63,376	(527,616)
Purchases	—	—	—
Sales	—	—	(4,396,082)
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3
Transfers out of Level 3	—	—	—

Balance as of 12/31/11	$—	$63,376	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$63,376	$—

††	Security received through corporate action with $0 cost.

Fair Values of Derivative Instruments as of December 31, 2011:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	1,380,227
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,063,918	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,444,145

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(194,663)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	— (546,190	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(740,853)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	2,775,544	—	2,775,544
Credit contracts	—	—	—	—	—
Equity contracts	—	(93,797,502)	—	—	(93,797,502)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(93,797,502)	$2,775,544	$—	$(91,021,958)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	1,185,564	—	1,185,564
Credit contracts	—	—	—	—	—
Equity contracts	—	1,517,728	—	—	1,517,728
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,517,728	$1,185,564	$—	$2,703,292

The Portfolio held future contracts with an average notional balance of approximately $206,550,000 and forward foreign currency contracts with an average settlement value of approximately $227,103,000 during the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,137,650,530
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,520,537,916

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$31,213,397
Aggregate gross unrealized depreciation	(238,420,455)

Net unrealized depreciation	$(207,207,058)

Federal income tax cost of investments	$1,197,851,774

For the year ended December 31, 2011, the Portfolio incurred approximately $6,304 as brokerage commissions with Sanford C. Berstein & Co., LLC., affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $737,060,573 of which $286,138,971 expires in the year 2016, $344,845,998 expires in the year 2017 and $106,075,604 expires in the year 2018. The Portfolio utilized net capital loss carryforward of $125,899,741 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $5,745,205)	$3,495,964
Unaffiliated Issuers (Cost $1,190,730,711)	987,148,752
Cash	17,469,173
Foreign cash (Cost $132,526,087)	130,669,041
Cash held as collateral at broker	12,105,000
Dividends, interest and other receivables	3,772,507
Unrealized appreciation on forward foreign currency contracts	1,380,227
Due from broker for futures variation margin	1,149,295
Receivable from Separate Accounts for Trust shares sold	447,987
Other assets	10,299

Total assets	1,157,648,245

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	713,072
Investment management fees payable	589,533
Unrealized depreciation on forward foreign currency contracts	194,663
Distribution fees payable - Class IB	186,008
Administrative fees payable	130,519
Trustees’ fees payable	1,724
Accrued expenses	88,457

Total liabilities	1,903,976

NET ASSETS	$1,155,744,269

Net assets were comprised of:
Paid in capital	$2,123,509,466
Accumulated undistributed net investment income (loss)	(433,192)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(762,446,525)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(204,885,480)

Net assets	$1,155,744,269

Class IA
Net asset value, offering and redemption price per share, $23,252,728 / 2,427,942 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.58

Class IB
Net asset value, offering and redemption price per share, $875,011,880 / 91,350,030 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.58

Class K
Net asset value, offering and redemption price per share, $257,479,661 / 26,884,649 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.58

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $3,603,967 foreign withholding tax)	$38,149,743
Interest	16,072

Total income	38,165,815

EXPENSES
Investment management fees	8,735,516
Distribution fees - Class IB	2,666,454
Administrative fees	2,061,948
Custodian fees	185,000
Printing and mailing expenses	103,846
Professional fees	72,319
Trustees’ fees	36,057
Miscellaneous	24,568

Gross expenses	13,885,708
Less: Reimbursement from sub-advisor	(422,035)

Net expenses	13,463,673

NET INVESTMENT INCOME (LOSS)	24,702,142

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	201,697,982
Futures	(93,797,502)
Foreign currency transactions	2,468,320

Net realized gain (loss)	110,368,800

Change in unrealized appreciation (depreciation) on:
Securities	(361,792,112)
Futures	1,517,728
Foreign currency translations	(778,687)

Net change in unrealized appreciation (depreciation)	(361,053,071)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(250,684,271)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(225,982,129)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,702,142		$20,116,809
Net realized gain (loss) on investments, futures and foreign currency transactions	110,368,800		(66,453,693)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(361,053,071)		134,950,596

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(225,982,129)		88,613,712

DIVIDENDS:
Dividends from net investment income
Class IA	(618,438)		(3,641,328)
Class IB	(20,376,901)		(8,452,138)
Class K†	(6,587,937)		—

TOTAL DIVIDENDS	(27,583,276)		(12,093,466)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 814,889 and 3,726,081 shares, respectively ]	9,510,806		37,407,249
Capital shares issued in reinvestment of dividends [ 66,092 and 320,360 shares, respectively ]	618,438		3,641,328
Capital shares repurchased [ (29,960,954) and (7,003,588) shares, respectively ]	(316,476,444	)(z)	(77,276,171)

Total Class IA transactions	(306,347,200)		(36,227,594)

Class IB
Capital shares sold [ 6,588,541 and 11,728,293 shares, respectively ]	73,215,397		126,813,510
Capital shares issued in reinvestment of dividends [ 2,187,221 and 746,706 shares, respectively ]	20,376,901		8,452,138
Capital shares repurchased [ (17,644,918) and (18,573,445) shares, respectively ]	(199,440,358)		(198,658,864)

Total Class IB transactions	(105,848,060)		(63,393,216)

Class K†
Capital shares sold [ 27,042,356 and 0 shares, respectively ]	281,811,639	(z)	—
Capital shares issued in reinvestment of dividends [ 707,662 and 0 shares, respectively ]	6,587,937		—
Capital shares repurchased [ (865,369) and 0 shares, respectively ]	(8,569,760)		—

Total Class K transactions	279,829,816		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(132,365,444)		(99,620,810)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(385,930,849)		(23,100,564)
NET ASSETS:
Beginning of year	1,541,675,118		1,564,775,682

End of year (a)	$1,155,744,269		$1,541,675,118

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(433,192)		$(48,296)

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/International Value PLUS Portfolio exchanged approximately 26,930,597 Class IA shares for approximately 26,930,597 Class K shares. This exchange amounted to approximately $280,682,961.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010	2009		2008	2007
Net asset value, beginning of year	$11.70		$11.11	$8.67		$16.12	$16.67

Income (loss) from investment operations:
Net investment income (loss)	0.29	(e)	0.17 (e)	0.16	(e)	0.37 (e)	0.32	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(2.16)		0.53	2.51		(7.19)	1.34	(y)

Total from investment operations	(1.87)		0.70	2.67		(6.82)	1.66

Less distributions:
Dividends from net investment income	(0.25)		(0.11)	(0.23)		(0.31)	(0.39)
Distributions from net realized gains	—		—	—		(0.32)	(1.82)

Total dividends and distributions	(0.25)		(0.11)	(0.23)		(0.63)	(2.21)

Net asset value, end of year	$9.58		$11.70	$11.11		$8.67	$16.12

Total return	(15.82)%		6.36%	30.86%		(42.97)%	10.45	%(y)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,253		$368,614	$382,929		$715,592	$1,203,247
Ratio of expenses to average net assets:
After waivers and reimbursements	0.76%		1.00%	1.00%		1.01%	1.00%
After waivers, reimbursements and fees paid indirectly	0.76%		1.00%	1.00%		1.01%	1.00%
Before waivers, reimbursements and fees paid indirectly	0.80%		1.00%	1.02%		1.03%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	2.44%		1.53%	1.76%		2.90%	1.83%
After waivers, reimbursements and fees paid indirectly	2.44%		1.53%	1.76%		2.90%	1.83%
Before waivers, reimbursements and fees paid indirectly	2.40%		1.53%	1.75%		2.88%	1.83%
Portfolio turnover rate	93%		112%	189%		119%	81%

	Year Ended December 31,
Class IB	2011		2010	2009		2008	2007
Net asset value, beginning of year	$11.70		$11.12	$8.67		$16.13	$16.67

Income (loss) from investment operations:
Net investment income (loss)	0.19	(e)	0.14 (e)	0.18	(e)	0.33 (e)	0.30	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(2.08)		0.52	2.47		(7.18)	1.32	(y)

Total from investment operations	(1.89)		0.66	2.65		(6.85)	1.62

Less distributions:
Dividends from net investment income	(0.23)		(0.08)	(0.20)		(0.29)	(0.34)
Distributions from net realized gains	—		—	—		(0.32)	(1.82)

Total dividends and distributions	(0.23)		(0.08)	(0.20)		(0.61)	(2.16)

Net asset value, end of year	$9.58		$11.70	$11.12		$8.67	$16.13

Total return	(16.03)%		6.00%	30.64%		(43.15)%	10.22	%(y)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$875,012		$1,173,061	$1,181,846		$933,078	$1,807,680
Ratio of expenses to average net assets:
After waivers and reimbursements	1.01	%(c)	1.25%	1.25%		1.26%	1.25%
After waivers, reimbursements and fees paid indirectly	1.01	%(c)	1.25%	1.25%		1.26%	1.25%
Before waivers, reimbursements and fees paid indirectly	1.05%		1.25%	1.27	%(c)	1.28%	1.25%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.70%		1.29%	1.85%		2.59%	1.73%
After waivers, reimbursements and fees paid indirectly	1.70%		1.29%	1.85%		2.59%	1.73%
Before waivers, reimbursements and fees paid indirectly	1.67%		1.29%	1.85%		2.57%	1.73%
Portfolio turnover rate	93%		112%	189%		119%	81%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.32

Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.51)

Total from investment operations	(0.49)

Less distributions:
Dividends from net investment income	(0.25)

Net asset value, end of period	$9.58

Total return (b)	(4.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$257,480
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.80%
After waivers, reimbursements and fees paid indirectly (a)	0.80%
Before waivers, reimbursements and fees paid indirectly (a)	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.57%
After waivers, reimbursements and fees paid indirectly (a)	0.57%
Before waivers, reimbursements and fees paid indirectly (a)	0.57%
Portfolio turnover rate	93%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(y)	In 2007, 0.48% and 0.41% of the Portfolio’s total return for Class IA and Class IB, respectively, consists of voluntary payments made by unaffiliated service providers in connection with cash which remained under-invested for a period of time. These payments positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.07 and $0.06, respectively, per share and are included in net realized and unrealized gain on investments and foreign currency transactions.

See Notes to Financial Statements.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(5.00)%	(3.23)%	2.01%	3.13%
Portfolio – Class IB Shares	(5.32)	(3.48)	1.77	2.96
Portfolio – Class K Shares***	(5.29)	(3.48)	1.77	2.97
Russell 1000® Value Index	0.39	(2.64)	3.89	5.94

*    Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 5/1/97.

***  Date of inception 12/1/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (5.00)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 0.39% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the Financial Services sector contributed to results. Within the Financial Services sector, MasterCard was a top contributor to performance in 2011. Shares increased after the company reported positive earnings, fueled by solid revenue growth and international performance in Latin America and Asia. Additionally, a weak U.S. dollar benefited the stock.

•

The Health Care sector also made a strong contribution to performance. An overweight position relative to the benchmark in Biogen IDEC was a top contributor for the year. The company had solid earnings growth driven by revenue generation from its leading products as well as encouraging clinical results of its new oral compound for multiple sclerosis.

What hurt performance during the year:

•

Stock selection in the Technology sector and Big Banks and Brokers sub-sector weighed on results. Big Banks and Brokers was among the top-detracting sub-sectors in 2011. In particular, shares of specialty finance company Imperial Financial declined after the company announced that its life insurance finance business was under investigation as part of a broader probe into industry practices.

•

Within the Autos and Transportation sub-sector, a relative overweight in General Motors was one of the worst performers in 2011. Earlier in the year, the company felt margin pressure from higher oil and commodity prices and an auto parts shortage halting production due to the earthquake disaster in Japan. The increase in cyclical risk hurt as spreads widened and investors became more defensive in an unfavorable macroeconomic environment.

Portfolio Positioning and Outlook

We expect markets to remain volatile, given economic and political uncertainty. Continued funding stress for the peripheral governments of Europe may result in tighter lending conditions within the banking system. The combined effect of weaker lending and fiscal tightening will likely keep the Eurozone in recession until mid-year. The U.S. economy gained momentum in recent months. The U.S. should not suffer greatly from the anticipated Eurozone recession as exports to the euro area are a small percent of U.S. gross domestic product. However, euro-area banks’ pullback from international operations may produce at least a mild headwind for U.S. growth. Despite several challenges facing the markets over the past several years, one of the items never in doubt has been the health of U.S. corporations, where cash levels are at all-time highs. Given aging capital equipment and increasing strength in commercial and industrial loan activity, we are optimistic about higher levels of business spending in the new year. With all this being said, equity valuations look attractive to us on several metrics. Price-earnings ratios remain well below longer-term averages and the dividend yield on S&P 500 companies as of year-end is greater than the yield on the U.S. 10 Year Treasury note. As was the case for most of 2011, the early part of 2012 will likely continue to be an environment where the daily battle between improving fundamentals and the constant barrage of concerning macro news will be waged.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	26.6%
Health Care	15.3
Energy	13.1
Information Technology	11.8
Consumer Discretionary	9.7
Industrials	8.9
Consumer Staples	4.6
Utilities	3.6
Telecommunication Services	3.1
Materials	2.9
Cash and Other	0.4

100.0%

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$915.33	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.46	3.79
Class IB
Actual	1,000.00	913.21	4.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.18	5.07
Class K†
Actual	1,000.00	1,002.16	0.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.74%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.7%)
Auto Components (1.1%)
Johnson Controls, Inc.	51,540	$1,611,140
Lear Corp.	26,300	1,046,740
TRW Automotive Holdings Corp.*	28,800	938,880

		3,596,760

Automobiles (0.6%)
General Motors Co.*	107,600	2,181,052

Hotels, Restaurants & Leisure (0.2%)
Carnival Corp.	24,700	806,208

Media (6.3%)
CBS Corp., Class B	193,100	5,240,734
Comcast Corp., Class A	344,000	8,156,240
News Corp., Class A	349,300	6,231,512
Scripps Networks Interactive, Inc., Class A	51,700	2,193,114

		21,821,600

Multiline Retail (0.4%)
Target Corp.	29,200	1,495,624

Specialty Retail (1.1%)
AutoZone, Inc.*	3,700	1,202,389
Home Depot, Inc.	61,900	2,602,276

		3,804,665

Total Consumer Discretionary		33,705,909

Consumer Staples (4.6%)
Food & Staples Retailing (1.8%)
CVS Caremark Corp.	156,931	6,399,646

Food Products (1.4%)
Kraft Foods, Inc., Class A	133,300	4,980,088

Household Products (1.4%)
Procter & Gamble Co.	72,060	4,807,123

Total Consumer Staples		16,186,857

Energy (13.1%)
Energy Equipment & Services (1.5%)
Baker Hughes, Inc.	60,300	2,932,992
Schlumberger Ltd.	31,800	2,172,258

		5,105,250

Oil, Gas & Consumable Fuels (11.6%)
Apache Corp.	37,455	3,392,674
Chevron Corp.	100,700	10,714,480
ConocoPhillips	143,100	10,427,697
Devon Energy Corp.	50,600	3,137,200
Occidental Petroleum Corp.	80,635	7,555,499
Peabody Energy Corp.	41,700	1,380,687
Williams Cos., Inc.*	147,600	3,986,676

		40,594,913

Total Energy		45,700,163

Financials (26.6%)
Capital Markets (3.9%)
Goldman Sachs Group, Inc.	26,575	2,403,177
Morgan Stanley	296,670	4,488,617

State Street Corp.	169,770	$6,843,429

		13,735,223

Commercial Banks (6.5%)
Huntington Bancshares, Inc./Ohio	306,100	1,680,489
North American Financial Holdings, Inc., Class A*§†(b)	110,140	1,927,450
U.S. Bancorp	102,290	2,766,944
Wells Fargo & Co.	585,435	16,134,589

		22,509,472

Consumer Finance (1.8%)
Capital One Financial Corp.	149,030	6,302,479

Diversified Financial Services (4.2%)
Bank of America Corp.	200,132	1,112,734
Citigroup, Inc.	436,122	11,474,370
CME Group, Inc.	5,600	1,364,552
IntercontinentalExchange, Inc.*	5,800	699,190

		14,650,846

Insurance (10.2%)
ACE Ltd.	41,260	2,893,151
Aflac, Inc.	179,003	7,743,670
Allstate Corp.	52,000	1,425,320
Berkshire Hathaway, Inc., Class B*	86,900	6,630,470
Everest Reinsurance Group Ltd.	32,000	2,690,880
MetLife, Inc.	239,200	7,458,256
Prudential Financial, Inc.	129,638	6,497,456

		35,339,203

Total Financials		92,537,223

Health Care (15.3%)
Biotechnology (2.0%)
Biogen Idec, Inc.*	29,700	3,268,485
Celgene Corp.*	56,360	3,809,936

		7,078,421

Health Care Equipment & Supplies (0.6%)
Covidien plc	48,260	2,172,183

Health Care Providers & Services (6.9%)
Cigna Corp.	62,900	2,641,800
Humana, Inc.	58,700	5,142,707
McKesson Corp.	74,480	5,802,737
UnitedHealth Group, Inc.	145,700	7,384,076
WellPoint, Inc.	45,855	3,037,893

		24,009,213

Pharmaceuticals (5.8%)
Merck & Co., Inc.	331,980	12,515,646
Mylan, Inc.*	85,000	1,824,100
Pfizer, Inc.	266,095	5,758,296

		20,098,042

Total Health Care		53,357,859

Industrials (8.9%)
Aerospace & Defense (1.1%)
United Technologies Corp.	51,357	3,753,683

Building Products (0.1%)
Masco Corp.	33,900	355,272

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Construction & Engineering (0.6%)
Fluor Corp.	41,100	$2,065,275

Industrial Conglomerates (2.3%)
General Electric Co.	264,280	4,733,255
Tyco International Ltd.	71,610	3,344,903

		8,078,158

Machinery (1.7%)
Joy Global, Inc.	21,870	1,639,594
Navistar International Corp.*	36,500	1,382,620
Parker Hannifin Corp.	40,020	3,051,525

		6,073,739

Road & Rail (3.1%)
Hertz Global Holdings, Inc.*	202,000	2,367,440
Norfolk Southern Corp.	89,195	6,498,748
Union Pacific Corp.	17,780	1,883,613

		10,749,801

Total Industrials		31,075,928

Information Technology (11.8%)
Communications Equipment (3.0%)
Cisco Systems, Inc.	573,585	10,370,417

Computers & Peripherals (2.4%)
Apple, Inc.*	13,950	5,649,750
Hewlett-Packard Co.	107,300	2,764,048

		8,413,798

Electronic Equipment, Instruments & Components (1.7%)
Arrow Electronics, Inc.*	53,000	1,982,730
Avnet, Inc.*	58,700	1,824,983
TE Connectivity Ltd.	73,400	2,261,454

		6,069,167

IT Services (0.5%)
Western Union Co.	97,100	1,773,046

Semiconductors & Semiconductor Equipment (2.2%)
Altera Corp.	50,600	1,877,260
Broadcom Corp., Class A*	31,200	916,032
Intel Corp.	59,300	1,438,025
Lam Research Corp.*	28,500	1,055,070
Marvell Technology Group Ltd.*	35,100	486,135
Xilinx, Inc.	58,400	1,872,304

		7,644,826

Software (2.0%)
Microsoft Corp.	156,135	4,053,265
Oracle Corp.	107,500	2,757,375

		6,810,640

Total Information Technology		41,081,894

Materials (2.9%)
Chemicals (1.3%)
E.I. du Pont de Nemours & Co.	98,000	4,486,440

Containers & Packaging (0.7%)
Ball Corp.	20,000	714,200
Crown Holdings, Inc.*	55,200	1,853,616

		2,567,816

Metals & Mining (0.9%)
Alcoa, Inc.	92,000	$795,800
Freeport-McMoRan Copper & Gold, Inc.	61,500	2,262,585

		3,058,385

Total Materials		10,112,641

Telecommunication Services (3.1%)
Diversified Telecommunication Services (3.0%)
CenturyLink, Inc.	85,500	3,180,600
Verizon Communications, Inc.	180,450	7,239,654

		10,420,254

Wireless Telecommunication Services (0.1%)
Sprint Nextel Corp.*	122,000	285,480

Total Telecommunication Services		10,705,734

Utilities (3.6%)
Electric Utilities (1.7%)
NextEra Energy, Inc.	51,000	3,104,880
PPL Corp.	90,800	2,671,336

		5,776,216

Gas Utilities (0.8%)
AGL Resources, Inc.	67,200	2,839,872

Multi-Utilities (1.1%)
CenterPoint Energy, Inc.	137,000	2,752,330
PG&E Corp.	26,400	1,088,208

		3,840,538

Total Utilities		12,456,626

Total Common Stocks (99.6%) (Cost $322,146,892)		346,920,834

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Security (0.4%)
Federal Home Loan Bank 0.00%, 1/3/12 (o)(p)	$1,304,000	1,304,000

Total Short-Term Investments (0.4%) (Cost $1,304,000)		1,304,000

Total Investments (100.0%) (Cost $323,450,892)		348,224,834
Other Assets Less Liabilities (0.0%)		(129,553)

Net Assets (100%)		$348,095,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

*	Non-income producing.
†	Securities (totaling $1,927,450 or 0.6% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $1,927,450 or 0.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2011.
(p)	Yield to maturity.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$33,705,909	$—	$—	$33,705,909
Consumer Staples	16,186,857	—	—	16,186,857
Energy	45,700,163	—	—	45,700,163
Financials	90,609,773	—	1,927,450	92,537,223
Health Care	53,357,859	—	—	53,357,859
Industrials	31,075,928	—	—	31,075,928
Information Technology	41,081,894	—	—	41,081,894
Materials	10,112,641	—	—	10,112,641
Telecommunication Services	10,705,734	—	—	10,705,734
Utilities	12,456,626	—	—	12,456,626
Short-Term Investments	—	1,304,000	—	1,304,000

Total Assets	$344,993,384	$1,304,000	$1,927,450	$348,224,834

Total Liabilities	$—	$—	$—	$—

Total	$344,993,384	$1,304,000	$1,927,450	$348,224,834

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials

Balance as of 12/31/10	$1,844,845
Total gains or losses (realized/unrealized) included in earnings	82,605
Purchases	—
Sales	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/11	$1,927,450

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$82,605

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks	$362,085,744
Net Proceeds of Sales and Redemptions:
Stocks	$390,806,940

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,092,493
Aggregate gross unrealized depreciation	(17,290,317)

Net unrealized appreciation	$19,802,176

Federal income tax cost of investments	$328,422,658

For the year ended December 31, 2011, the Portfolio incurred approximately $2 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $147,399,513 of which $48,526,220 expires in the year 2016 and $98,873,293 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $15,018,168 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $323,450,892)	$348,224,834
Receivable for securities sold	6,633,654
Dividends, interest and other receivables	475,520
Receivable from Separate Accounts for Trust shares sold	81,079
Other assets	1,964

Total assets	355,417,051

LIABILITIES
Overdraft payable	5,788
Payable for securities purchased	6,595,204
Payable to Separate Accounts for Trust shares redeemed	374,245
Investment management fees payable	184,998
Distribution fees payable - Class IB	68,591
Administrative fees payable	32,892
Trustees’ fees payable	834
Accrued expenses	59,218

Total liabilities	7,321,770

NET ASSETS	$348,095,281

Net assets were comprised of:
Paid in capital	$476,913,916
Accumulated undistributed net investment income (loss)	3,013
Accumulated undistributed net realized gain (loss) on investments	(153,595,590)
Net unrealized appreciation (depreciation) on investments	24,773,942

Net assets	$348,095,281

Class IA
Net asset value, offering and redemption price per share, $5,642,310 / 616,750 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.15

Class IB
Net asset value, offering and redemption price per share, $321,364,946 / 35,029,053 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.17

Class K
Net asset value, offering and redemption price per share, $21,088,025 / 2,305,091 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$7,747,675
Interest	753

Total income	7,748,428

EXPENSES
Investment management fees	2,308,308
Distribution fees - Class IB	891,415
Administrative fees	421,896
Professional fees	42,550
Printing and mailing expenses	28,404
Custodian fees	19,000
Trustees’ fees	9,614
Recoupment fees	6,699
Miscellaneous	5,424

Total expenses	3,733,310

NET INVESTMENT INCOME (LOSS)	4,015,118

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	15,252,272
Net change in unrealized appreciation (depreciation) on securities	(39,979,918)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(24,727,646)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,712,528)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,015,118		$4,989,577
Net realized gain (loss) on investments	15,252,272		21,515,600
Net change in unrealized appreciation (depreciation) on investments	(39,979,918)		18,057,244

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(20,712,528)		44,562,421

DIVIDENDS:
Dividends from net investment income
Class IA	(83,316)		(400,550)
Class IB	(3,667,076)		(4,607,666)
Class K†	(286,945)		—

TOTAL DIVIDENDS	(4,037,337)		(5,008,216)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 780,571 and 710,246 shares, respectively ]	7,612,105		6,411,857
Capital shares issued in reinvestment of dividends [ 9,464 and 41,822 shares, respectively ]	83,316		400,550
Capital shares repurchased [ (2,975,982) and (406,642) shares, respectively ]	(28,089,370	)(y)	(3,647,997)

Total Class IA transactions	(20,393,949)		3,164,410

Class IB
Capital shares sold [ 3,528,261 and 6,595,254 shares, respectively ]	34,549,237		59,302,888
Capital shares issued in reinvestment of dividends [ 414,887 and 480,036 shares, respectively ]	3,667,076		4,607,666
Capital shares repurchased [ (7,303,646) and (8,091,014) shares, respectively ]	(70,077,466)		(72,710,279)

Total Class IB transactions	(31,861,153)		(8,799,725)

Class K†
Capital shares sold [ 2,297,955 and 0 shares, respectively ]	21,524,085	(y)	—
Capital shares issued in reinvestment of dividends [ 32,546 and 0 shares, respectively ]	286,945		—
Capital shares repurchased [ (25,410) and 0 shares, respectively ]	(230,919)		—

Total Class K transactions	21,580,111		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(30,674,991)		(5,635,315)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,424,856)		33,918,890
NET ASSETS:
Beginning of year	403,520,137		369,601,247

End of year (a)	$348,095,281		$403,520,137

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,013		$94,351

† Class K commenced operations on December 1, 2011.

(y)   On December 7, 2011, certain shareholders of the EQ/ JP Morgan Value Opportunities Portfolio exchanged approximately 2,292,614 Class IA shares for approximately 2,292,611 Class K shares. This exchange amounted to approximately $21,475,550.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008		2007
Net asset value, beginning of year	$9.77	$8.81	$6.75	$11.63		$14.16

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.14 (e)	0.13 (e)	0.20	(e)	0.23 (e)
Net realized and unrealized gain (loss) on investments	(0.61)	0.96	2.06	(4.78)		(0.39)

Total from investment operations	(0.49)	1.10	2.19	(4.58)		(0.16)

Less distributions:
Dividends from net investment income	(0.13)	(0.14)	(0.13)	(0.20)		(0.24)
Distributions from net realized gains	—	—	—	(0.10)		(2.13)

Total dividends and distributions	(0.13)	(0.14)	(0.13)	(0.30)		(2.37)

Net asset value, end of year	$9.15	$9.77	$8.81	$6.75		$11.63

Total return	(5.00)%	12.57%	32.53%	(39.56	)%(aa)	(0.93)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,642	$27,383	$21,638	$15,128		$1,890
Ratio of expenses to average net assets:
After waivers	0.74%	0.73%	0.75%	0.71%		0.70%
Before waivers	0.74%	0.73%	0.76%	0.76%		0.74%
Ratio of net investment income (loss) to average net assets:
After waivers	1.28%	1.57%	1.73%	2.31%		1.62%
Before waivers	1.28%	1.57%	1.72%	2.26%		1.58%
Portfolio turnover rate	94%	65%	83%	100%		79%

	Year Ended December 31,
Class IB	2011	2010	2009	2008		2007
Net asset value, beginning of year	$9.80	$8.83	$6.77	$11.66		$14.19

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.12 (e)	0.11 (e)	0.17	(e)	0.20 (e)
Net realized and unrealized gain (loss) on investments	(0.63)	0.97	2.06	(4.78)		(0.39)

Total from investment operations	(0.53)	1.09	2.17	(4.61)		(0.19)

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.11)	(0.18)		(0.21)
Distributions from net realized gains	—	—	—	(0.10)		(2.13)

Total dividends and distributions	(0.10)	(0.12)	(0.11)	(0.28)		(2.34)

Net asset value, end of year	$9.17	$9.80	$8.83	$6.77		$11.66

Total return	(5.32)%	12.38%	32.10%	(39.70	)%(bb)	(1.18)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$321,365	$376,137	$347,963	$282,348		$559,519
Ratio of expenses to average net assets:
After waivers	0.99%	0.98%	1.00%	0.96%		0.95%
Before waivers	0.99%	0.98%	1.01%	1.01%		0.99%
Ratio of net investment income (loss) to average net assets:
After waivers	1.03%	1.31%	1.53%	1.84%		1.37%
Before waivers	1.03%	1.31%	1.52%	1.78%		1.33%
Portfolio turnover rate	94%	65%	83%	100%		79%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$9.26

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)
Net realized and unrealized gain (loss) on investments	0.01

Total from investment operations	0.02

Less distributions:
Dividends from net investment income	(0.13)

Net asset value, end of period	$9.15

Total return (b)	0.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$21,088
Ratio of expenses to average net assets:
After waivers (a)	0.75%
Before waivers (a)	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.28%
Before waivers (a)	1.28%
Portfolio turnover rate	94%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.65)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.78)%.

See Notes to Financial Statements.

EQ/LARGE CAP CORE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Institutional Capital LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(4.00)%	(1.81)%	1.84%	0.66%
Portfolio – Class IB Shares	(4.24)	(2.09)	1.58	0.46
Portfolio – Class K Shares***	(4.15)	(2.07)	1.59	0.46
S&P 500 Index	2.11	(0.25)	2.92	2.00
Volatility Managed Index – Large Cap Core	(1.51)	3.12	4.22	2.54

*    Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 1/1/99.

***  Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (4.00)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the S&P 500 Index, returned 2.11% and the Volatility Managed Index — Large Cap Core returned (1.51)% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of the S&P 500 Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs). The remaining portion is managed by Institutional Capital LLC through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•

Overweighting the Health Care sector relative to the benchmark added value as it was one of the strongest sectors for the year. The Portfolio had strong performance from stocks such as Pfizer and Sanofi.

•	Stock selection in the Energy sector added to relative performance, led by Marathon Oil. The stock outperformed as investors approved of the company’s spin-off of its refining business.

•

Stock selection in Consumer Services added value as Viacom and Time Warner delivered strong performance. The companies benefited from similar trends of improved advertising markets, better ratings and increasing affiliate fees.

What hurt performance during the year:

•

Stock selection in the Financials sector detracted as Goldman Sachs and Metlife underperformed. A difficult trading and banking environment plus ongoing regulatory challenges hurt Goldman’s results and outlook, while Metlife was hurt by the prospects for a continued low interest rate environment.

•

Stock selection in the Retail sub-sector detracted from relative performance as office supply retailer Staples and home improvement chain Lowe’s lagged. Staples experienced sales and margin weakness in its European business. Lowe’s underperformed as the housing market failed to improve.

•	Stock selection in Consumer Staples detracted from relative performance as Pepsico lagged the broader sector when high commodity prices hurt margins in its beverage business.

•	Overweighting the Financials sector also detracted from relative performance.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

EQ/LARGE CAP CORE PLUS PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook – Institutional Capital LLC

We expect ongoing global growth to support further earnings improvement in 2012; however, it probably will be difficult to meet bottom-up expectations of double-digit U.S. earnings growth next year. Consensus earnings estimates are easing as economic growth moderates. Equity-market valuations appear attractive to us based on several valuation metrics; however, in our view, it will be important for markets to sense some degree of economic stability in order to move higher. The Portfolio seeks to emphasize companies that we believe have strong operational and financial characteristics. We believe these companies can gain share from weaker competitors and thus improve their earnings. In addition, we believe stocks of companies that can both grow earnings and provide significant cash returns to shareholders should be attractive to many investors.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	14.4%
Financials	12.3
Health Care	11.3
Exchange Traded Funds	10.0
Consumer Staples	9.2
Energy	9.1
Consumer Discretionary	9.0
Industrials	7.2
Telecommunication Services	3.0
Materials	2.3
Utilities	1.9
Cash and Other	10.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$910.77	$3.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.60	3.64
Class IB
Actual	1,000.00	909.70	4.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.35	4.90
Class K†
Actual	1,000.00	1,048.16	2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.64	3.60

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.71%, 0.96% and 0.71%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.0%)
Auto Components (1.3%)
BorgWarner, Inc.*	2,631	$167,700
Goodyear Tire & Rubber Co.*	5,727	81,152
Johnson Controls, Inc.	222,702	6,961,664

		7,210,516

Automobiles (0.2%)
Ford Motor Co.*	90,998	979,138
Harley-Davidson, Inc.	5,563	216,234

		1,195,372

Distributors (0.0%)
Genuine Parts Co.	3,714	227,297

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	2,782	149,866
DeVry, Inc.	1,460	56,152
H&R Block, Inc.	7,012	114,506

		320,524

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.	10,833	353,589
Chipotle Mexican Grill, Inc.*	749	252,967
Darden Restaurants, Inc.	3,156	143,851
International Game Technology	7,071	121,621
Marriott International, Inc., Class A	6,418	187,213
McDonald’s Corp.	24,495	2,457,583
Starbucks Corp.	17,892	823,211
Starwood Hotels & Resorts Worldwide, Inc.	4,651	223,108
Wyndham Worldwide Corp.	3,654	138,231
Wynn Resorts Ltd.	1,893	209,158
Yum! Brands, Inc.	11,055	652,356

		5,562,888

Household Durables (0.1%)
D.R. Horton, Inc.	6,616	83,428
Harman International Industries, Inc.	1,625	61,815
Leggett & Platt, Inc.	3,328	76,677
Lennar Corp., Class A	3,806	74,788
Newell Rubbermaid, Inc.	6,883	111,160
PulteGroup, Inc.*	8,100	51,111
Whirlpool Corp.	1,804	85,600

		544,579

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.*	8,711	1,507,874
Expedia, Inc.	2,294	66,572
Netflix, Inc.*	1,330	92,155
priceline.com, Inc.*	1,197	559,849
TripAdvisor, Inc.*	2,294	57,832

		2,284,282

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	2,779	88,622
Mattel, Inc.	8,106	225,023

		313,645

Media (4.2%)
Cablevision Systems Corp. - New York Group, Class A	5,417	$77,030
CBS Corp., Class B	15,666	425,175
Comcast Corp., Class A	65,316	1,548,642
DIRECTV, Class A*	16,891	722,259
Discovery Communications, Inc., Class A*	6,326	259,176
Gannett Co., Inc.	5,663	75,714
Interpublic Group of Cos., Inc.	11,040	107,419
McGraw-Hill Cos., Inc.	7,024	315,869
News Corp., Class A	52,497	936,547
Omnicom Group, Inc.	6,632	295,655
Scripps Networks Interactive, Inc., Class A	2,316	98,245
Time Warner Cable, Inc.	7,639	485,611
Time Warner, Inc.	267,410	9,664,197
Viacom, Inc., Class B	145,197	6,593,396
Walt Disney Co.	43,007	1,612,763
Washington Post Co., Class B	115	43,333

		23,261,031

Multiline Retail (0.4%)
Big Lots, Inc.*	1,599	60,378
Dollar Tree, Inc.*	2,853	237,113
Family Dollar Stores, Inc.	2,810	162,025
J.C. Penney Co., Inc.	3,446	121,127
Kohl’s Corp.	6,067	299,406
Macy’s, Inc.	10,050	323,409
Nordstrom, Inc.	3,865	192,129
Sears Holdings Corp.*	894	28,411
Target Corp.	16,081	823,669

		2,247,667

Specialty Retail (1.0%)
Abercrombie & Fitch Co., Class A	2,071	101,148
AutoNation, Inc.*	1,139	41,995
AutoZone, Inc.*	668	217,080
Bed Bath & Beyond, Inc.*	5,747	333,154
Best Buy Co., Inc.	7,025	164,174
CarMax, Inc.*	5,401	164,623
GameStop Corp., Class A*	3,300	79,629
Gap, Inc.	8,327	154,466
Home Depot, Inc.	36,904	1,551,444
Limited Brands, Inc.	5,855	236,249
Lowe’s Cos., Inc.	30,040	762,415
Orchard Supply Hardware Stores Corp., Class A*†	40	—
O’Reilly Automotive, Inc.*	3,072	245,606
Ross Stores, Inc.	5,508	261,795
Staples, Inc.	16,810	233,491
Tiffany & Co.	3,009	199,376
TJX Cos., Inc.	9,036	583,274
Urban Outfitters, Inc.*	2,658	73,255

		5,403,174

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	6,991	426,731
NIKE, Inc., Class B	8,880	855,765
Ralph Lauren Corp.	1,548	213,748

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

VF Corp.	2,090	$265,409

		1,761,653

Total Consumer Discretionary		50,332,628

Consumer Staples (9.2%)
Beverages (2.6%)
Beam, Inc.	3,695	189,295
Brown-Forman Corp., Class B	2,445	196,847
Coca-Cola Co.	110,071	7,701,668
Coca-Cola Enterprises, Inc.	7,537	194,304
Constellation Brands, Inc., Class A*	4,168	86,153
Dr. Pepper Snapple Group, Inc.	5,125	202,335
Molson Coors Brewing Co., Class B	3,771	164,189
PepsiCo, Inc.	91,089	6,043,755

		14,778,546

Food & Staples Retailing (1.2%)
Costco Wholesale Corp.	10,374	864,362
CVS Caremark Corp.	31,160	1,270,705
Kroger Co.	14,373	348,114
Safeway, Inc.	8,137	171,203
SUPERVALU, Inc.	5,107	41,469
Sysco Corp.	14,056	412,262
Walgreen Co.	21,289	703,814
Wal-Mart Stores, Inc.	41,824	2,499,402
Whole Foods Market, Inc.	3,829	266,422

		6,577,753

Food Products (1.5%)
Archer-Daniels-Midland Co.	136,824	3,913,166
Campbell Soup Co.	4,313	143,364
ConAgra Foods, Inc.	9,904	261,466
Dean Foods Co.*	4,327	48,463
General Mills, Inc.	15,468	625,062
H.J. Heinz Co.	7,652	413,514
Hershey Co.	3,665	226,424
Hormel Foods Corp.	3,262	95,544
J.M. Smucker Co.	2,755	215,358
Kellogg Co.	5,939	300,335
Kraft Foods, Inc., Class A	42,302	1,580,403
McCormick & Co., Inc. (Non-Voting)	3,141	158,369
Mead Johnson Nutrition Co.	4,863	334,234
Sara Lee Corp.	14,076	266,318
Tyson Foods, Inc., Class A	6,974	143,943

		8,725,963

Household Products (2.8%)
Clorox Co.	3,140	208,998
Colgate-Palmolive Co.	11,611	1,072,740
Kimberly-Clark Corp.	9,439	694,333
Procter & Gamble Co.	201,669	13,453,339

		15,429,410

Personal Products (0.1%)
Avon Products, Inc.	10,222	178,578
Estee Lauder Cos., Inc., Class A	2,690	302,141

		480,719

Tobacco (1.0%)
Altria Group, Inc.	49,229	$1,459,640
Lorillard, Inc.	3,232	368,448
Philip Morris International, Inc.	41,582	3,263,355
Reynolds American, Inc.	8,048	333,348

		5,424,791

Total Consumer Staples		51,417,182

Energy (9.1%)
Energy Equipment & Services (1.0%)
Baker Hughes, Inc.	10,503	510,866
Cameron International Corp.*	5,852	287,860
Diamond Offshore Drilling, Inc.	1,667	92,118
FMC Technologies, Inc.*	5,729	299,226
Halliburton Co.	22,037	760,497
Helmerich & Payne, Inc.	2,570	149,985
Nabors Industries Ltd.*	6,864	119,022
National Oilwell Varco, Inc.	10,170	691,458
Noble Corp.*	6,039	182,499
Rowan Cos., Inc.*	3,058	92,749
Schlumberger Ltd.	32,146	2,195,893

		5,382,173

Oil, Gas & Consumable Fuels (8.1%)
Alpha Natural Resources, Inc.*	5,348	109,260
Anadarko Petroleum Corp.	11,925	910,235
Apache Corp.	9,200	833,336
Cabot Oil & Gas Corp.	2,503	189,978
Chesapeake Energy Corp.	15,722	350,443
Chevron Corp.	47,692	5,074,429
ConocoPhillips	31,785	2,316,173
Consol Energy, Inc.	5,422	198,987
Denbury Resources, Inc.*	9,510	143,601
Devon Energy Corp.	9,669	599,478
El Paso Corp.	18,497	491,465
EOG Resources, Inc.	6,456	635,981
EQT Corp.	3,575	195,874
Exxon Mobil Corp.	214,295	18,163,644
Hess Corp.	7,134	405,211
Marathon Oil Corp.	16,846	493,083
Marathon Petroleum Corp.	48,324	1,608,706
Murphy Oil Corp.	4,679	260,808
Newfield Exploration Co.*	3,172	119,680
Noble Energy, Inc.	4,198	396,249
Occidental Petroleum Corp.	80,140	7,509,118
Peabody Energy Corp.	6,431	212,930
Pioneer Natural Resources Co.	2,933	262,445
QEP Resources, Inc.	4,170	122,181
Range Resources Corp.	3,745	231,965
Southwestern Energy Co.*	63,127	2,016,276
Spectra Energy Corp.	15,614	480,131
Sunoco, Inc.	2,556	104,847
Tesoro Corp.*	3,375	78,840
Valero Energy Corp.	13,399	282,049
Williams Cos., Inc.	14,150	467,233

		45,264,636

Total Energy		50,646,809

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Financials (12.3%)
Capital Markets (1.6%)
Ameriprise Financial, Inc.	5,416	$268,850
Bank of New York Mellon Corp.	29,029	577,967
BlackRock, Inc.	24,307	4,332,480
Charles Schwab Corp.	25,979	292,524
E*TRADE Financial Corp.*	5,968	47,505
Federated Investors, Inc., Class B	2,217	33,588
Franklin Resources, Inc.	3,470	333,328
Goldman Sachs Group, Inc.	11,785	1,065,718
Invesco Ltd.	10,911	219,202
Legg Mason, Inc.	2,978	71,621
Morgan Stanley	35,610	538,779
Northern Trust Corp.	5,733	227,371
State Street Corp.	11,777	474,731
T. Rowe Price Group, Inc.	6,071	345,743

		8,829,407

Commercial Banks (3.3%)
BB&T Corp.	178,062	4,481,821
Comerica, Inc.	4,727	121,957
Fifth Third Bancorp	21,883	278,352
First Horizon National Corp.	6,238	49,904
Huntington Bancshares, Inc./Ohio	20,343	111,683
KeyCorp	22,537	173,309
M&T Bank Corp.	3,045	232,455
PNC Financial Services Group, Inc.	12,600	726,642
Regions Financial Corp.	29,777	128,041
SunTrust Banks, Inc.	12,725	225,232
U.S. Bancorp	45,661	1,235,130
Wells Fargo & Co.	379,893	10,469,851
Zions Bancorp	4,332	70,525

		18,304,902

Consumer Finance (1.0%)
American Express Co.	24,190	1,141,042
Capital One Financial Corp.	90,866	3,842,723
Discover Financial Services	13,197	316,728
SLM Corp.	12,135	162,609

		5,463,102

Diversified Financial Services (2.8%)
Bank of America Corp.	242,695	1,349,384
Citigroup, Inc.	70,002	1,841,753
CME Group, Inc.	1,594	388,410
IntercontinentalExchange, Inc.*	1,748	210,722
JPMorgan Chase & Co.	338,013	11,238,932
Leucadia National Corp.	4,676	106,332
Moody’s Corp.	4,677	157,521
NASDAQ OMX Group, Inc.*	3,085	75,613
NYSE Euronext	6,244	162,969

		15,531,636

Insurance (2.7%)
ACE Ltd.	8,057	564,957
Aflac, Inc.	11,232	485,896
Allstate Corp.	12,098	331,606
American International Group, Inc.*	10,573	245,294
Aon Corp.	7,739	362,185
Assurant, Inc.	2,248	92,303

Berkshire Hathaway, Inc., Class B*	42,090	$3,211,467
Chubb Corp.	6,657	460,798
Cincinnati Financial Corp.	3,836	116,845
Genworth Financial, Inc., Class A*	11,574	75,810
Hartford Financial Services Group, Inc.	10,609	172,396
Lincoln National Corp.	7,222	140,251
Loews Corp.	7,310	275,222
Marsh & McLennan Cos., Inc.	12,836	405,874
MetLife, Inc.	199,602	6,223,590
Principal Financial Group, Inc.	7,305	179,703
Progressive Corp.	14,763	288,026
Prudential Financial, Inc.	11,299	566,306
Torchmark Corp.	2,464	106,913
Travelers Cos., Inc.	9,881	584,659
Unum Group	6,999	147,469
XL Group plc	7,742	153,059

		15,190,629

Real Estate Investment Trusts (REITs) (0.9%)
Apartment Investment & Management Co. (REIT), Class A	2,886	66,118
AvalonBay Communities, Inc. (REIT)	2,279	297,637
Boston Properties, Inc. (REIT)	3,554	353,978
Equity Residential (REIT)	7,072	403,316
HCP, Inc. (REIT)	9,718	402,617
Health Care REIT, Inc. (REIT)	4,549	248,057
Host Hotels & Resorts, Inc. (REIT)	17,076	252,213
Kimco Realty Corp. (REIT)	9,723	157,902
Plum Creek Timber Co., Inc. (REIT)	3,873	141,597
ProLogis, Inc. (REIT)	10,960	313,346
Public Storage (REIT)	3,410	458,509
Simon Property Group, Inc. (REIT)	7,036	907,222
Ventas, Inc. (REIT)	6,944	382,823
Vornado Realty Trust (REIT)	4,441	341,335
Weyerhaeuser Co. (REIT)	12,832	239,573

		4,966,243

Real Estate Management & Development (0.0%)
CBRE Group, Inc.*	7,645	116,357

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	12,541	78,381
People’s United Financial, Inc.	8,633	110,934

		189,315

Total Financials		68,591,591

Health Care (11.3%)
Biotechnology (0.6%)
Amgen, Inc.	18,995	1,219,669
Biogen Idec, Inc.*	5,826	641,152
Celgene Corp.*	10,627	718,385
Gilead Sciences, Inc.*	17,982	736,003

		3,315,209

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (1.5%)
Baxter International, Inc.	13,518	$668,871
Becton, Dickinson and Co.	5,168	386,153
Boston Scientific Corp.*	35,466	189,389
C.R. Bard, Inc.	2,074	177,327
CareFusion Corp.*	5,370	136,452
Covidien plc	84,244	3,791,822
DENTSPLY International, Inc.	3,366	117,776
Edwards Lifesciences Corp.*	2,750	194,425
Intuitive Surgical, Inc.*	938	434,303
Medtronic, Inc.	25,290	967,343
St. Jude Medical, Inc.	7,636	261,915
Stryker Corp.	7,823	388,881
Varian Medical Systems, Inc.*	2,695	180,915
Zimmer Holdings, Inc.*	4,289	229,118

		8,124,690

Health Care Providers & Services (1.0%)
Aetna, Inc.	8,673	365,914
AmerisourceBergen Corp.	6,184	229,983
Cardinal Health, Inc.	8,288	336,576
Cigna Corp.	6,841	287,322
Coventry Health Care, Inc.*	3,454	104,898
DaVita, Inc.*	2,272	172,240
Express Scripts, Inc.*	11,639	520,147
Humana, Inc.	3,914	342,905
Laboratory Corp. of America Holdings*	2,372	203,921
McKesson Corp.	5,874	457,643
Medco Health Solutions, Inc.*	9,285	519,031
Patterson Cos., Inc.	2,229	65,800
Quest Diagnostics, Inc.	3,752	217,841
Tenet Healthcare Corp.*	10,398	53,342
UnitedHealth Group, Inc.	25,520	1,293,354
WellPoint, Inc.	8,327	551,664

		5,722,581

Health Care Technology (0.0%)
Cerner Corp.*	3,450	211,312

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.*	8,260	288,522
Life Technologies Corp.*	4,266	165,990
PerkinElmer, Inc.	2,679	53,580
Thermo Fisher Scientific, Inc.*	9,083	408,463
Waters Corp.*	2,169	160,614

		1,077,169

Pharmaceuticals (8.0%)
Abbott Laboratories, Inc.	37,298	2,097,266
Allergan, Inc.	7,297	640,239
Bristol-Myers Squibb Co.	40,601	1,430,779
Eli Lilly and Co.	24,397	1,013,939
Forest Laboratories, Inc.*	6,395	193,513
Hospira, Inc.*	3,888	118,079
Johnson & Johnson	133,479	8,753,553
Merck & Co., Inc.	226,087	8,523,480
Mylan, Inc.*	10,200	218,892
Perrigo Co.	2,234	217,368
Pfizer, Inc.	724,962	15,688,178
Sanofi S.A. (ADR)	142,700	5,214,258

Watson Pharmaceuticals, Inc.*	3,056	$184,399

		44,293,943

Total Health Care		62,744,904

Industrials (7.2%)
Aerospace & Defense (2.6%)
Boeing Co.	17,797	1,305,410
General Dynamics Corp.	8,525	566,145
Goodrich Corp.	2,987	369,492
Honeywell International, Inc.	155,129	8,431,261
L-3 Communications Holdings, Inc.	2,391	159,432
Lockheed Martin Corp.	6,352	513,877
Northrop Grumman Corp.	6,255	365,792
Precision Castparts Corp.	3,454	569,185
Raytheon Co.	8,285	400,828
Rockwell Collins, Inc.	3,623	200,605
Textron, Inc.	6,671	123,347
United Technologies Corp.	21,695	1,585,688

		14,591,062

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	3,918	273,398
Expeditors International of Washington, Inc.	5,072	207,749
FedEx Corp.	7,612	635,678
United Parcel Service, Inc., Class B	23,101	1,690,762

		2,807,587

Airlines (0.0%)
Southwest Airlines Co.	18,637	159,533

Building Products (0.0%)
Masco Corp.	8,452	88,577

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	2,525	72,417
Cintas Corp.	2,693	93,743
Iron Mountain, Inc.	4,444	136,875
Pitney Bowes, Inc.	4,815	89,270
R.R. Donnelley & Sons Co.	4,445	64,142
Republic Services, Inc.	7,567	208,471
Stericycle, Inc.*	2,050	159,736
Waste Management, Inc.	11,020	360,464

		1,185,118

Construction & Engineering (0.1%)
Fluor Corp.	4,062	204,116
Jacobs Engineering Group, Inc.*	3,068	124,499
Quanta Services, Inc.*	5,092	109,682

		438,297

Electrical Equipment (0.3%)
Cooper Industries plc	3,785	204,958
Emerson Electric Co.	17,613	820,589
Rockwell Automation, Inc.	3,384	248,284
Roper Industries, Inc.	2,302	199,975

		1,473,806

Industrial Conglomerates (1.9%)
3M Co.	16,778	1,371,266

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Danaher Corp.	13,644	$641,814
General Electric Co.	458,849	8,217,985
Tyco International Ltd.	11,011	514,324

		10,745,389

Machinery (1.0%)
Caterpillar, Inc.	15,483	1,402,760
Cummins, Inc.	4,636	408,061
Deere & Co.	9,927	767,854
Dover Corp.	4,407	255,826
Eaton Corp.	8,000	348,240
Flowserve Corp.	1,317	130,804
Illinois Tool Works, Inc.	11,567	540,295
Ingersoll-Rand plc	7,473	227,702
Joy Global, Inc.	2,492	186,825
PACCAR, Inc.	8,575	321,305
Pall Corp.	2,757	157,563
Parker Hannifin Corp.	3,617	275,796
Snap-on, Inc.	1,377	69,704
Stanley Black & Decker, Inc.	4,084	276,078
Xylem, Inc.	4,387	112,702

		5,481,515

Professional Services (0.1%)
Dun & Bradstreet Corp.	1,175	87,925
Equifax, Inc.	2,900	112,346
Robert Half International, Inc.	3,457	98,386

		298,657

Road & Rail (0.4%)
CSX Corp.	25,135	529,343
Norfolk Southern Corp.	8,046	586,232
Ryder System, Inc.	1,220	64,831
Union Pacific Corp.	11,564	1,225,090

		2,405,496

Trading Companies & Distributors (0.1%)
Fastenal Co.	7,054	307,625
W.W. Grainger, Inc.	1,467	274,608

		582,233

Total Industrials		40,257,270

Information Technology (14.4%)
Communications Equipment (2.4%)
Cisco Systems, Inc.	553,593	10,008,961
F5 Networks, Inc.*	1,903	201,946
Harris Corp.	2,772	99,903
JDS Uniphase Corp.*	5,461	57,013
Juniper Networks, Inc.*	12,643	258,044
Motorola Mobility Holdings, Inc.*	6,253	242,616
Motorola Solutions, Inc.	6,858	317,457
QUALCOMM, Inc.	40,245	2,201,402

		13,387,342

Computers & Peripherals (2.3%)
Apple, Inc.*	22,250	9,011,250
Dell, Inc.*	36,556	534,814
EMC Corp.*	48,835	1,051,906
Hewlett-Packard Co.	47,566	1,225,300
Lexmark International, Inc., Class A	1,719	56,847

NetApp, Inc.*	8,585	$311,378
SanDisk Corp.*	5,785	284,680
Western Digital Corp.*	5,547	171,680

		12,647,855

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	3,968	180,107
Corning, Inc.	37,652	488,723
FLIR Systems, Inc.	3,769	94,489
Jabil Circuit, Inc.	4,521	88,883
Molex, Inc.	3,193	76,185
TE Connectivity Ltd.	10,161	313,060

		1,241,447

Internet Software & Services (1.0%)
Akamai Technologies, Inc.*	4,295	138,642
eBay, Inc.*	27,514	834,500
Google, Inc., Class A*	6,049	3,907,049
VeriSign, Inc.	3,808	136,022
Yahoo!, Inc.*	29,692	478,932

		5,495,145

IT Services (1.9%)
Accenture plc, Class A	15,389	819,157
Automatic Data Processing, Inc.	11,670	630,297
Cognizant Technology Solutions Corp., Class A*	7,224	464,575
Computer Sciences Corp.	3,711	87,951
Fidelity National Information Services, Inc.	5,807	154,408
Fiserv, Inc.*	3,381	198,600
International Business Machines Corp.	28,215	5,188,174
Mastercard, Inc., Class A	2,553	951,810
Paychex, Inc.	7,712	232,208
SAIC, Inc.*	6,529	80,241
Teradata Corp.*	4,020	195,010
Total System Services, Inc.	3,908	76,441
Visa, Inc., Class A	12,202	1,238,869
Western Union Co.	14,916	272,366

		10,590,107

Office Electronics (0.0%)
Xerox Corp.	33,213	264,375

Semiconductors & Semiconductor Equipment (2.9%)
Advanced Micro Devices, Inc.*	13,987	75,530
Altera Corp.	7,739	287,117
Analog Devices, Inc.	7,100	254,038
Applied Materials, Inc.	358,695	3,841,623
Broadcom Corp., Class A*	11,663	342,426
First Solar, Inc.*	1,382	46,656
Intel Corp.	121,898	2,956,027
KLA-Tencor Corp.	4,047	195,268
Linear Technology Corp.	5,461	163,994
LSI Corp.*	13,430	79,908
Microchip Technology, Inc.	4,544	166,447
Micron Technology, Inc.*	23,697	149,054
Novellus Systems, Inc.*	1,594	65,816
NVIDIA Corp.*	14,809	205,253
Teradyne, Inc.*	4,491	61,212
Texas Instruments, Inc.	249,042	7,249,613

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Xilinx, Inc.	6,335	$203,100

		16,343,082

Software (3.7%)
Adobe Systems, Inc.*	11,794	333,416
Autodesk, Inc.*	5,396	163,661
BMC Software, Inc.*	4,074	133,546
CA, Inc.	8,858	179,065
Citrix Systems, Inc.*	4,472	271,540
Electronic Arts, Inc.*	7,899	162,719
Intuit, Inc.	7,116	374,230
Microsoft Corp.	598,339	15,532,880
Oracle Corp.	94,205	2,416,358
Red Hat, Inc.*	4,579	189,067
Salesforce.com, Inc.*	3,260	330,760
Symantec Corp.*	17,647	276,176

		20,363,418

Total Information Technology		80,332,771

Materials (2.3%)
Chemicals (1.7%)
Air Products and Chemicals, Inc.	5,038	429,187
Airgas, Inc.	1,665	130,003
CF Industries Holdings, Inc.	1,564	226,749
Dow Chemical Co.	28,303	813,994
E.I. du Pont de Nemours & Co.	22,147	1,013,890
Eastman Chemical Co.	3,304	129,054
Ecolab, Inc.	7,207	416,637
FMC Corp.	1,686	145,063
International Flavors & Fragrances, Inc.	1,927	101,013
Monsanto Co.	60,322	4,226,763
Mosaic Co.	7,183	362,239
PPG Industries, Inc.	3,697	308,662
Praxair, Inc.	7,172	766,687
Sherwin-Williams Co.	2,062	184,075
Sigma-Aldrich Corp.	2,907	181,571

		9,435,587

Construction Materials (0.0%)
Vulcan Materials Co.	3,073	120,922

Containers & Packaging (0.1%)
Ball Corp.	3,852	137,555
Bemis Co., Inc.	2,453	73,786
Owens-Illinois, Inc.*	3,864	74,884
Sealed Air Corp.	3,764	64,779

		351,004

Metals & Mining (0.4%)
Alcoa, Inc.	25,415	219,840
Allegheny Technologies, Inc.	2,516	120,265
Cliffs Natural Resources, Inc.	3,424	213,486
Freeport-McMoRan Copper & Gold, Inc.	22,705	835,317
Newmont Mining Corp.	11,853	711,298
Nucor Corp.	7,654	302,869
Titanium Metals Corp.	1,904	28,522
United States Steel Corp.	3,386	89,594

		2,521,191

Paper & Forest Products (0.1%)
International Paper Co.	10,442	$309,083
MeadWestvaco Corp.	4,106	122,975

		432,058

Total Materials		12,860,762

Telecommunication Services (3.0%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.	141,873	4,290,239
CenturyLink, Inc.	14,793	550,300
Frontier Communications Corp.	23,660	121,849
Verizon Communications, Inc.	67,781	2,719,374
Windstream Corp.	13,786	161,848

		7,843,610

Wireless Telecommunication Services (1.6%)
American Tower Corp., Class A	9,410	564,694
MetroPCS Communications, Inc.*	6,849	59,449
Sprint Nextel Corp.*	70,921	165,955
Vodafone Group plc (ADR)	280,518	7,862,920

		8,653,018

Total Telecommunication Services		16,496,628

Utilities (1.9%)
Electric Utilities (1.0%)
American Electric Power Co., Inc.	11,585	478,576
Duke Energy Corp.	31,977	703,494
Edison International	7,782	322,175
Entergy Corp.	4,255	310,828
Exelon Corp.	15,879	688,672
FirstEnergy Corp.	10,057	445,525
NextEra Energy, Inc.	10,120	616,106
Northeast Utilities	4,229	152,540
Pepco Holdings, Inc.	5,328	108,158
Pinnacle West Capital Corp.	2,575	124,064
PPL Corp.	13,784	405,525
Progress Energy, Inc.	7,101	397,798
Southern Co.	20,640	955,426

		5,708,887

Gas Utilities (0.1%)
AGL Resources, Inc.	2,762	116,722
ONEOK, Inc.	2,481	215,078

		331,800

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	15,527	183,840
Constellation Energy Group, Inc.	4,794	190,178
NRG Energy, Inc.*	5,505	99,750

		473,768

Multi-Utilities (0.7%)
Ameren Corp.	5,763	190,928
CenterPoint Energy, Inc.	10,191	204,737
CMS Energy Corp.	6,035	133,253
Consolidated Edison, Inc.	7,046	437,064
Dominion Resources, Inc.	13,642	724,117
DTE Energy Co.	4,105	223,517
Integrys Energy Group, Inc.	1,872	101,425
NiSource, Inc.	6,731	160,265

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

PG&E Corp.	9,724	$400,823
Public Service Enterprise Group, Inc.	12,195	402,557
SCANA Corp.	2,744	123,645
Sempra Energy	5,721	314,655
TECO Energy, Inc.	5,200	99,528
Wisconsin Energy Corp.	5,536	193,539
Xcel Energy, Inc.	11,531	318,717

		4,028,770

Total Utilities		10,543,225

Total Common Stocks (79.7%) (Cost $344,854,391)		444,223,770

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp. (Zero Coupon)*†	40	—

Total Preferred Stocks (0.0%) (Cost $37)		—

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (10.0%)
iShares Morningstar Large Core Index Fund	86,747	6,202,410
iShares Morningstar Large Growth Index Fund	90,898	5,994,723
iShares Morningstar Large Value Index Fund	11,663	689,167

iShares NYSE 100 Index Fund	5,536	$332,736
iShares Russell 1000 Growth Index Fund	109,497	6,327,832
iShares Russell 1000 Index Fund	74,502	5,168,204
iShares Russell 1000 Value Index Fund	13,125	833,175
iShares S&P 100 Index Fund	83,815	4,779,969
iShares S&P 500 Growth Index Fund	90,248	6,084,520
iShares S&P 500 Index Fund	128,255	16,155,000
iShares S&P 500 Value Index Fund	17,846	1,032,034
Vanguard Large-Cap ETF	13,200	756,492
Vanguard Value ETF	22,900	1,202,021

Total Investment Companies (10.0%) (Cost $42,891,348)		55,558,283

Total Investments (89.7%) (Cost $387,745,776)		499,782,053
Other Assets Less Liabilities (10.3%)		57,289,715

Net Assets (100%)		$557,071,768

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$96,197,025	$51,787,183	$147,984,208	$—	$70,386	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	873	March-12	$53,794,267	$54,675,990	$881,723

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$50,332,628	$—	$—	$50,332,628
Consumer Staples	51,417,182	—	—	51,417,182
Energy	50,646,809	—	—	50,646,809
Financials	68,591,591	—	—	68,591,591
Health Care	62,744,904	—	—	62,744,904
Industrials	40,257,270	—	—	40,257,270
Information Technology	80,332,771	—	—	80,332,771
Materials	12,860,762	—	—	12,860,762
Telecommunication Services	16,496,628	—	—	16,496,628
Utilities	10,543,225	—	—	10,543,225
Futures	881,723	—	—	881,723
Investment Companies
Exchange Traded Funds (ETFs)	55,558,283	—	—	55,558,283
Preferred Stocks
Consumer Discretionary	—	—	—	—

Total Assets	$500,663,776	$—	$—	$500,663,776

Total Liabilities	$—	$—	$—	$—

Total	$500,663,776	$—	$—	$500,663,776

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Preferred Stocks- Consumer Discretionary††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—

††	Security received through corporate action with $0 market value.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	881,723	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$881,723

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(22,761,846)	—	—	(22,761,846)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(22,761,846)	$—	$—	$(22,761,846)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(2,074,029)	—	—	(2,074,029)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(2,074,029)	$—	$—	$(2,074,029)

The Portfolio held futures contracts with an average notional balance of approximately $82,069,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$152,621,829
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$176,104,507

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$121,528,011
Aggregate gross unrealized depreciation	(13,561,192)

Net unrealized appreciation	$107,966,819

Federal income tax cost of investments	$391,815,234

For the year ended December 31, 2011, the Portfolio incurred approximately $5,316 as brokerage commissions with Sanford C. Bernstein & Co., LLC. an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $387,745,776)	$499,782,053
Cash	53,293,969
Foreign cash (Cost $51)	51
Cash held as collateral at broker	4,239,000
Dividends, interest and other receivables	965,387
Receivable for securities sold	42,992
Receivable from Separate Accounts for Trust shares sold	19,180
Receivable from sub-advisor	5,273

Total assets	558,347,905

LIABILITIES
Payable for securities purchased	337,432
Investment management fees payable	281,126
Payable to Separate Accounts for Trust shares redeemed	270,926
Due to broker for futures variation margin	209,580
Distribution fees payable - Class IB	34,009
Administrative fees payable	32,534
Trustees’ fees payable	744
Accrued expenses	109,786

Total liabilities	1,276,137

NET ASSETS	$557,071,768

Net assets were comprised of:
Paid in capital	$465,225,430
Accumulated undistributed net investment income (loss)	229,106
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(21,300,768)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	112,918,000

Net assets	$557,071,768

Class IA
Net asset value, offering and redemption price per share, $789,267 / 119,597 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.60

Class IB
Net asset value, offering and redemption price per share, $161,281,024 / 24,436,597 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.60

Class K
Net asset value, offering and redemption price per share, $395,001,477 / 59,853,749 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($70,386 of dividend income received from affiliates) (net of $58,587 foreign withholding tax)	$12,098,101
Interest	26,654

Total income	12,124,755

EXPENSES
Investment management fees	3,042,039
Administrative fees	1,038,689
Distribution fees - Class IB	445,844
Recoupment fees	56,358
Printing and mailing expenses	44,294
Professional fees	43,607
Custodian fees	36,518
Trustees’ fees	15,714
Miscellaneous	11,406

Gross expenses	4,734,469
Less: Reimbursement from sub-advisor	(41,467)
Fees paid indirectly	(27,779)

Net expenses	4,665,223

NET INVESTMENT INCOME (LOSS)	7,459,532

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	18,312,431
Futures	(22,761,846)
Foreign currency transactions	(423)

Net realized gain (loss)	(4,449,838)

Change in unrealized appreciation (depreciation) on:
Securities	(24,177,843)
Futures	(2,074,029)
Foreign currency translations	(19,801)

Net change in unrealized appreciation (depreciation)	(26,271,673)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(30,721,511)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,261,979)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,459,532		$6,750,215
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	(4,449,838)		77,195,327
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(26,271,673)		(2,098,871)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,261,979)		81,846,671

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(10,994)		(5,357,954)
Class IB	(1,836,098)		(1,800,113)
Class K†	(5,436,341)		—

	(7,283,433)		(7,158,067)

Distributions from net realized capital gains
Class IA	(7,180,446)		(32,027,986)
Class IB	(5,417,410)		(13,612,938)
Class K†	(5,972,400)		—

	(18,570,256)		(45,640,924)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(25,853,689)		(52,798,991)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 980,417 and 1,620,704 shares, respectively ]	7,199,918		11,384,186
Capital shares issued in reinvestment of dividends and distributions [ 1,108,012 and 5,246,317 shares, respectively ]	7,191,440		37,385,940
Capital shares repurchased [ (64,329,972) and (5,973,975 shares, respectively ]	(426,168,072	)(z)	(42,445,339)

Total Class IA transactions	(411,776,714)		6,324,787

Class IB
Capital shares sold [ 2,100,750 and 2,655,318 shares, respectively ]	15,233,898		18,875,120
Capital shares issued in reinvestment of dividends and distributions [ 1,129,279 and 2,162,165 shares, respectively ]	7,253,509		15,413,051
Capital shares repurchased [ (5,164,209) and (5,050,701) shares, respectively ]	(37,270,326)		(35,471,605)

Total Class IB transactions	(14,782,919)		(1,183,434)

Class K†
Capital shares sold [ 60,035,552 and 0 shares, respectively ]	393,776,883	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 1,787,432 and 0 shares, respectively ]	11,408,741		—
Capital shares repurchased [ (1,969,235) and 0 shares, respectively ]	(12,943,731)		—

Total Class K transactions	392,241,893		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(34,317,740)		5,141,353

TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,433,408)		34,189,033
NET ASSETS:
Beginning of year	640,505,176		606,316,143

End of year (a)	$557,071,768		$640,505,176

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$229,106		$82,397

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Large Cap Core Plus Portfolio exchanged approximately 59,525,800 Class IA shares for approximately 59,525,800 Class K shares. This exchange amounted to approximately $390,423,242.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010	2009		2008		2007
Net asset value, beginning of year	$7.22		$6.88	$5.66		$9.08		$11.30

Income (loss) from investment operations:
Net investment income (loss)	0.08	(e)	0.08 (e)	0.09	(e)	0.14	(e)	0.16
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.38)		0.91	1.42		(3.52)		0.28

Total from investment operations	(0.30)		0.99	1.51		(3.38)		0.44

Less distributions:
Dividends from net investment income	(0.09)		(0.09)	(0.29)		(0.04)		(0.18)
Distributions from net realized gains	(0.23)		(0.56)	—		—		(2.48)

Total dividends and distributions	(0.32)		(0.65)	(0.29)		(0.04)		(2.66)

Net asset value, end of year	$6.60		$7.22	$6.88		$5.66		$9.08

Total return	(4.00)%		14.56%	26.84%		(37.20)%		4.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$789		$450,116	$423,167		$1,154,780		$297
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.69%		0.70%	0.70%		0.73%		0.70%
After waivers, reimbursements and fees paid indirectly (f)	0.69%		0.70%	0.68%		0.65%		0.56%
Before waivers, reimbursements and fees paid indirectly (f)	0.70%		0.71%	0.70%		0.77%		0.75%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.10%		1.19%	1.60%		2.42%		1.31%
After waivers, reimbursements and fees paid indirectly (f)	1.11%		1.19%	1.62%		2.50%		1.45%
Before waivers, reimbursements and fees paid indirectly (f)	1.09%		1.18%	1.60%		2.38%		1.26%
Portfolio turnover rate	29%		24%	36%		39%		109%

	Year Ended December 31,
Class IB	2011		2010	2009		2008		2007
Net asset value, beginning of year	$7.22		$6.88	$5.66		$9.09		$11.31

Income (loss) from investment operations:
Net investment income (loss)	0.08	(e)	0.07 (e)	0.09	(e)	0.11	(e)	0.15
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.39)		0.90	1.41		(3.51)		0.26

Total from investment operations	(0.31)		0.97	1.50		(3.40)		0.41

Less distributions:
Dividends from net investment income	(0.08)		(0.07)	(0.28)		(0.03)		(0.15)
Distributions from net realized gains	(0.23)		(0.56)	—		—		(2.48)

Total dividends and distributions	(0.31)		(0.63)	(0.28)		(0.03)		(2.63)

Net asset value, end of year	$6.60		$7.22	$6.88		$5.66		$9.09

Total return	(4.24)%		14.27%	26.50%		(37.42)%		3.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$161,281		$190,389	$183,149		$152,504		$284,177
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94	%(c)	0.95%	0.95	%(c)	0.98	%(c)	0.95%
After waivers, reimbursements and fees paid indirectly (f)	0.94%		0.95%	0.93	%(c)	0.90	%(c)	0.81	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	0.95	%(c)	0.96%	0.95	%(c)	1.02	%(c)	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.04%		0.94%	1.40%		1.46%		1.01%
After waivers, reimbursements and fees paid indirectly (f)	1.05%		0.94%	1.43%		1.49%		1.17%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%		0.93%	1.40%		1.35%		0.97%
Portfolio turnover rate	29%		24%	36%		39%		109%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$6.49

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.26

Total from investment operations	0.30

Less distributions:
Dividends from net investment income	(0.09)
Distributions from net realized gains	(0.10)

Total dividends and distributions	(0.19)

Net asset value, end of period	$6.60

Total return (b)	4.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$395,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.71%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.70%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.73%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.73%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.73%
Portfolio turnover rate	29%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include expenses of the underlying funds.

See Notes to Financial Statements.

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class IA Shares	2.23%	3.54%	2.39%	(0.48)%
Portfolio – Class IB Shares	2.00	3.28	2.13	(0.73)
Portfolio – Class K Shares**	2.23	3.54	2.39	(0.48)
Russell 1000® Growth Index	2.64	2.50	2.60	(0.02)

*   Date of inception 5/1/99.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.23% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 2.64% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance of the benchmark for the year were: Consumer Staples, Consumer Discretionary, Information Technology, Health Care and Energy.

•	The five stocks that provided the most positive impact to benchmark performance for the year were: Apple, ExxonMobil, IBM, Philip Morris International and McDonald’s.

What hurt performance during the year:

•	The sectors that detracted the most from performance of the benchmark for the year were Materials, Industrials, Telecommunications Services, Financials and Utilities.

•	The five stocks that detracted the most from performance in the benchmark for the year were: Cisco Systems, Oracle, Freeport-McMoran Copper & Gold, Schlumberger and Ford Motor Company.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	27.8%
Consumer Discretionary	14.1
Consumer Staples	12.7
Industrials	12.6
Energy	11.0
Health Care	10.6
Materials	5.3
Financials	3.8
Telecommunication Services	1.2
Utilities	0.1
Cash and Other	0.8

100.0%

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$959.93	$2.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.80	2.44
Class IB
Actual	1,000.00	958.60	3.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.57	3.68
Class K†
Actual	1,000.00	1,083.81	1.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.84	2.39

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.48%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.1%)
Auto Components (0.3%)
BorgWarner, Inc.*	18,554	$1,182,632
Gentex Corp.	24,086	712,705
Goodyear Tire & Rubber Co.*	41,208	583,917
Johnson Controls, Inc.	29,020	907,165
Visteon Corp.*	500	24,970

		3,411,389

Automobiles (0.5%)
Ford Motor Co.*	353,580	3,804,521
Harley-Davidson, Inc.	39,900	1,550,913
Tesla Motors, Inc.*	9,110	260,181

		5,615,615

Distributors (0.1%)
Genuine Parts Co.	7,300	446,760
LKQ Corp.*	24,627	740,780

		1,187,540

Diversified Consumer Services (0.2%)
Apollo Group, Inc., Class A*	18,787	1,012,056
DeVry, Inc.	9,412	361,985
H&R Block, Inc.	30,340	495,452
ITT Educational Services, Inc.*	4,504	256,233
Weight Watchers International, Inc.	4,924	270,869

		2,396,595

Hotels, Restaurants & Leisure (3.7%)
Bally Technologies, Inc.*	6,800	269,008
Brinker International, Inc.	12,506	334,661
Chipotle Mexican Grill, Inc.*	5,273	1,780,903
Choice Hotels International, Inc.	423	16,095
Darden Restaurants, Inc.	23,103	1,053,035
Dunkin’ Brands Group, Inc.*	3,680	91,926
Hyatt Hotels Corp., Class A*	400	15,056
International Game Technology	26,006	447,303
Las Vegas Sands Corp.*	66,288	2,832,486
Marriott International, Inc., Class A	43,844	1,278,929
Marriott Vacations Worldwide Corp.*	4,324	74,200
McDonald’s Corp.	175,548	17,612,731
MGM Resorts International*	13,136	137,008
Panera Bread Co., Class A*	4,958	701,309
Royal Caribbean Cruises Ltd.	12,678	314,034
Starbucks Corp.	126,768	5,832,596
Starwood Hotels & Resorts Worldwide, Inc.	33,040	1,584,929
Wynn Resorts Ltd.	13,400	1,480,566
Yum! Brands, Inc.	78,764	4,647,864

		40,504,639

Household Durables (0.2%)
Garmin Ltd.	1,168	46,498
Harman International Industries, Inc.	7,797	296,598
Leggett & Platt, Inc.	18,150	418,176

Tempur-Pedic International, Inc.*	11,600	$609,348
Tupperware Brands Corp.	9,700	542,909

		1,913,529

Internet & Catalog Retail (1.5%)
Amazon.com, Inc.*	61,536	10,651,881
Expedia, Inc.	9,530	276,546
Groupon, Inc.*	5,390	111,196
HomeAway, Inc.*	819	19,042
Netflix, Inc.*	9,394	650,910
priceline.com, Inc.*	8,469	3,961,036
TripAdvisor, Inc.*	9,530	240,239

		15,910,850

Leisure Equipment & Products (0.2%)
Hasbro, Inc.	19,449	620,229
Mattel, Inc.	43,595	1,210,197
Polaris Industries, Inc.	11,000	615,780

		2,446,206

Media (3.0%)
AMC Networks, Inc., Class A*	9,175	344,796
Cablevision Systems Corp. - New York Group, Class A	36,700	521,874
CBS Corp., Class B	17,500	474,950
Charter Communications, Inc., Class A*	9,200	523,848
Comcast Corp., Class A	203,400	4,822,614
DIRECTV, Class A*	119,342	5,103,064
Discovery Communications, Inc., Class A*	44,700	1,831,359
DISH Network Corp., Class A	25,400	723,392
Interpublic Group of Cos., Inc.	29,100	283,143
John Wiley & Sons, Inc., Class A	7,886	350,138
Lamar Advertising Co., Class A*	2,900	79,750
Liberty Global, Inc., Class A*	46,900	1,924,307
McGraw-Hill Cos., Inc.	42,382	1,905,919
Morningstar, Inc.	4,135	245,826
Omnicom Group, Inc.	47,534	2,119,066
Pandora Media, Inc.*	1,483	14,845
Regal Entertainment Group, Class A	4,486	53,563
Scripps Networks Interactive, Inc., Class A	15,032	637,657
Sirius XM Radio, Inc.*	667,600	1,215,032
Thomson Reuters Corp.	30,000	800,100
Time Warner Cable, Inc.	54,000	3,432,780
Viacom, Inc., Class B	93,400	4,241,294
Virgin Media, Inc.	50,700	1,083,966

		32,733,283

Multiline Retail (0.7%)
Big Lots, Inc.*	3,772	142,431
Dollar General Corp.*	16,700	687,038
Dollar Tree, Inc.*	20,716	1,721,707
Family Dollar Stores, Inc.	20,727	1,195,119
Kohl’s Corp.	36,234	1,788,148
Macy’s, Inc.	8,900	286,402
Nordstrom, Inc.	27,543	1,369,162

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Target Corp.	6,201	$317,615

		7,507,622

Specialty Retail (2.6%)
Aaron’s, Inc.	9,225	246,123
Abercrombie & Fitch Co., Class A	12,785	624,419
Advance Auto Parts, Inc.	12,492	869,818
AutoNation, Inc.*	3,215	118,537
AutoZone, Inc.*	4,314	1,401,921
Bed Bath & Beyond, Inc.*	42,159	2,443,957
CarMax, Inc.*	6,296	191,902
Chico’s FAS, Inc.	19,792	220,483
Dick’s Sporting Goods, Inc.	15,937	587,757
DSW, Inc., Class A	3,700	163,577
Guess?, Inc.	10,880	324,442
Home Depot, Inc.	163,039	6,854,160
Limited Brands, Inc.	42,188	1,702,286
O’Reilly Automotive, Inc.*	21,711	1,735,794
PetSmart, Inc.	19,215	985,537
Ross Stores, Inc.	39,762	1,889,888
Sally Beauty Holdings, Inc.*	14,800	312,724
Tiffany & Co.	21,636	1,433,601
TJX Cos., Inc.	65,323	4,216,600
Tractor Supply Co.	12,200	855,830
Ulta Salon Cosmetics & Fragrance, Inc.*	7,700	499,884
Urban Outfitters, Inc.*	18,314	504,734
Williams-Sonoma, Inc.	9,179	353,391

		28,537,365

Textiles, Apparel & Luxury Goods (1.1%)
Coach, Inc.	49,706	3,034,054
Deckers Outdoor Corp.*	6,600	498,762
Fossil, Inc.*	8,900	706,304
Hanesbrands, Inc.*	16,267	355,597
NIKE, Inc., Class B	60,433	5,823,928
PVH Corp.	1,464	103,198
Ralph Lauren Corp.	10,691	1,476,213
Under Armour, Inc., Class A*	6,200	445,098

		12,443,154

Total Consumer Discretionary		154,607,787

Consumer Staples (12.7%)
Beverages (4.2%)
Brown-Forman Corp., Class B	14,791	1,190,823
Coca-Cola Co.	334,281	23,389,641
Coca-Cola Enterprises, Inc.	42,092	1,085,132
Dr. Pepper Snapple Group, Inc.	37,400	1,476,552
Hansen Natural Corp.*	11,843	1,091,214
PepsiCo, Inc.	267,416	17,743,052

		45,976,414

Food & Staples Retailing (2.8%)
Costco Wholesale Corp.	73,966	6,162,847
Kroger Co.	72,400	1,753,528
Sysco Corp.	98,636	2,892,994
Walgreen Co.	146,187	4,832,942
Wal-Mart Stores, Inc.	228,145	13,633,945
Whole Foods Market, Inc.	26,185	1,821,953

		31,098,209

Food Products (1.3%)
Bunge Ltd.	6,400	$366,080
Campbell Soup Co.	22,695	754,382
ConAgra Foods, Inc.	8,700	229,680
Corn Products International, Inc.	10,400	546,936
Flowers Foods, Inc.	18,867	358,096
General Mills, Inc.	81,440	3,290,990
Green Mountain Coffee Roasters, Inc.*	20,739	930,144
H.J. Heinz Co.	31,811	1,719,066
Hershey Co.	19,169	1,184,261
Hormel Foods Corp.	12,300	360,267
Kellogg Co.	38,928	1,968,589
McCormick & Co., Inc. (Non-Voting)	15,288	770,821
Mead Johnson Nutrition Co.	6,378	438,360
Sara Lee Corp.	82,082	1,552,992

		14,470,664

Household Products (1.3%)
Church & Dwight Co., Inc.	13,968	639,176
Clorox Co.	1,274	84,797
Colgate-Palmolive Co.	74,584	6,890,816
Kimberly-Clark Corp.	58,225	4,283,031
Procter & Gamble Co.	31,608	2,108,569

		14,006,389

Personal Products (0.4%)
Avon Products, Inc.	72,710	1,270,244
Estee Lauder Cos., Inc., Class A	19,137	2,149,468
Herbalife Ltd.	20,192	1,043,320

		4,463,032

Tobacco (2.7%)
Altria Group, Inc.	264,178	7,832,878
Philip Morris International, Inc.	272,302	21,370,261
Reynolds American, Inc.	17,300	716,566

		29,919,705

Total Consumer Staples		139,934,413

Energy (11.0%)
Energy Equipment & Services (2.9%)
Atwood Oceanics, Inc.*	2,717	108,110
Baker Hughes, Inc.	29,300	1,425,152
Cameron International Corp.*	30,533	1,501,918
CARBO Ceramics, Inc.	3,300	406,989
Core Laboratories N.V.	7,700	877,415
Diamond Offshore Drilling, Inc.	5,485	303,101
Dresser-Rand Group, Inc.*	12,730	635,354
FMC Technologies, Inc.*	40,632	2,122,209
Halliburton Co.	154,800	5,342,148
Helmerich & Payne, Inc.	14,900	869,564
McDermott International, Inc.*	34,704	399,443
Oceaneering International, Inc.	18,300	844,179
Oil States International, Inc.*	7,300	557,501
Patterson-UTI Energy, Inc.	2,900	57,942
Rowan Cos., Inc.*	3,477	105,458
RPC, Inc.	7,200	131,400
Schlumberger Ltd.	229,527	15,678,990
Superior Energy Services, Inc.*	13,400	381,096

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Tidewater, Inc.	600	$29,580

		31,777,549

Oil, Gas & Consumable Fuels (8.1%)
Alpha Natural Resources, Inc.*	21,442	438,060
Anadarko Petroleum Corp.	12,800	977,024
Apache Corp.	18,700	1,693,846
Arch Coal, Inc.	3,700	53,687
Cabot Oil & Gas Corp.	17,700	1,343,430
Chevron Corp.	19,400	2,064,160
Cimarex Energy Co.	3,900	241,410
Cobalt International Energy, Inc.*	18,600	288,672
Concho Resources, Inc.*	17,500	1,640,625
Consol Energy, Inc.	38,291	1,405,280
Continental Resources, Inc.*	7,095	473,307
Denbury Resources, Inc.*	56,600	854,660
El Paso Corp.	122,357	3,251,026
EOG Resources, Inc.	45,400	4,472,354
EQT Corp.	8,913	488,343
EXCO Resources, Inc.	23,049	240,862
Exxon Mobil Corp.	615,086	52,134,689
Forest Oil Corp.*	15,003	203,291
HollyFrontier Corp.	32,276	755,258
Kinder Morgan, Inc.	19,700	633,749
Kosmos Energy Ltd.*	4,600	56,396
Murphy Oil Corp.	5,000	278,700
Newfield Exploration Co.*	13,100	494,263
Noble Energy, Inc.	6,000	566,340
Occidental Petroleum Corp.	39,600	3,710,520
Peabody Energy Corp.	45,800	1,516,438
Pioneer Natural Resources Co.	16,000	1,431,680
QEP Resources, Inc.	23,400	685,620
Quicksilver Resources, Inc.*	1,326	8,897
Range Resources Corp.	27,142	1,681,176
SandRidge Energy, Inc.*	69,300	565,488
SM Energy Co.	8,662	633,192
Southwestern Energy Co.*	58,772	1,877,178
Ultra Petroleum Corp.*	25,800	764,454
Whiting Petroleum Corp.*	19,800	924,462

		88,848,537

Total Energy		120,626,086

Financials (3.8%)
Capital Markets (1.1%)
Affiliated Managers Group, Inc.*	6,286	603,142
BlackRock, Inc.	7,227	1,288,140
Charles Schwab Corp.	177,094	1,994,078
Eaton Vance Corp.	20,060	474,218
Federated Investors, Inc., Class B	12,330	186,800
Franklin Resources, Inc.	24,577	2,360,867
Greenhill & Co., Inc.	4,943	179,777
Lazard Ltd., Class A	18,724	488,884
LPL Investment Holdings, Inc.*	4,810	146,897
SEI Investments Co.	24,575	426,376
T. Rowe Price Group, Inc.	43,936	2,502,155
TD Ameritrade Holding Corp.	36,943	578,158

Waddell & Reed Financial, Inc., Class A	14,579	$361,122

		11,590,614

Commercial Banks (0.1%)
Wells Fargo & Co.	58,200	1,603,992

Consumer Finance (0.5%)
American Express Co.	107,486	5,070,115
Discover Financial Services	9,100	218,400
Green Dot Corp., Class A*	3,650	113,953

		5,402,468

Diversified Financial Services (0.4%)
CBOE Holdings, Inc.	8,830	228,344
IntercontinentalExchange, Inc.*	12,475	1,503,861
Moody’s Corp.	33,702	1,135,083
MSCI, Inc., Class A*	20,291	668,183
NASDAQ OMX Group, Inc.*	2,455	60,172
NYSE Euronext	13,627	355,665

		3,951,308

Insurance (0.0%)
Erie Indemnity Co., Class A	4,643	362,897
Validus Holdings Ltd.	1,787	56,290

		419,187

Real Estate Investment Trusts (REITs) (1.6%)
Apartment Investment & Management Co. (REIT), Class A	13,700	313,867
Boston Properties, Inc. (REIT)	20,200	2,011,920
Camden Property Trust (REIT)	8,600	535,264
Corporate Office Properties Trust/Maryland (REIT)	3,700	78,662
Digital Realty Trust, Inc. (REIT)	17,041	1,136,123
Equity Residential (REIT)	3,600	205,308
Essex Property Trust, Inc. (REIT)	3,100	435,581
Federal Realty Investment Trust (REIT)	7,981	724,276
Macerich Co. (REIT)	7,900	399,740
Plum Creek Timber Co., Inc. (REIT)	16,439	601,010
Public Storage (REIT)	22,362	3,006,795
Rayonier, Inc. (REIT)	20,594	919,110
Simon Property Group, Inc. (REIT)	40,561	5,229,935
UDR, Inc. (REIT)	2,700	67,770
Ventas, Inc. (REIT)	26,000	1,433,380
Vornado Realty Trust (REIT)	3,400	261,324
Weyerhaeuser Co. (REIT)	26,400	492,888

		17,852,953

Real Estate Management & Development (0.1%)
CBRE Group, Inc.*	49,343	751,001
Jones Lang LaSalle, Inc.	5,600	343,056

		1,094,057

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	8,068	50,425

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

People’s United Financial, Inc.	11,900	$152,915

		203,340

Total Financials		42,117,919

Health Care (10.6%)
Biotechnology (2.1%)
Alexion Pharmaceuticals, Inc.*	31,090	2,222,935
Amylin Pharmaceuticals, Inc.*	22,051	250,940
Biogen Idec, Inc.*	40,900	4,501,045
BioMarin Pharmaceutical, Inc.*	18,749	644,591
Celgene Corp.*	78,307	5,293,553
Dendreon Corp.*	24,610	187,036
Gilead Sciences, Inc.*	133,137	5,449,297
Human Genome Sciences, Inc.*	32,000	236,480
Myriad Genetics, Inc.*	14,434	302,248
Pharmasset, Inc.*	12,600	1,615,320
Regeneron Pharmaceuticals, Inc.*	12,300	681,789
United Therapeutics Corp.*	8,752	413,532
Vertex Pharmaceuticals, Inc.*	30,807	1,023,101

		22,821,867

Health Care Equipment & Supplies (2.8%)
Baxter International, Inc.	86,856	4,297,635
Becton, Dickinson and Co.	36,992	2,764,042
C.R. Bard, Inc.	14,524	1,241,802
CareFusion Corp.*	11,800	299,838
Cooper Cos., Inc.	2,100	148,092
Covidien plc	44,800	2,016,448
DENTSPLY International, Inc.	9,732	340,523
Edwards Lifesciences Corp.*	19,446	1,374,832
Gen-Probe, Inc.*	8,132	480,764
Hill-Rom Holdings, Inc.	9,617	323,997
IDEXX Laboratories, Inc.*	9,747	750,129
Intuitive Surgical, Inc.*	6,721	3,111,890
Medtronic, Inc.	156,234	5,975,950
ResMed, Inc.*	25,832	656,133
Sirona Dental Systems, Inc.*	9,400	413,976
St. Jude Medical, Inc.	55,554	1,905,502
Stryker Corp.	52,991	2,634,183
Thoratec Corp.*	9,600	322,176
Varian Medical Systems, Inc.*	19,790	1,328,503

		30,386,415

Health Care Providers & Services (2.0%)
AMERIGROUP Corp.*	4,900	289,492
AmerisourceBergen Corp.	43,708	1,625,501
Brookdale Senior Living, Inc.*	14,300	248,677
Cardinal Health, Inc.	29,600	1,202,056
Catalyst Health Solutions, Inc.*	7,200	374,400
DaVita, Inc.*	16,198	1,227,970
Express Scripts, Inc.*	82,592	3,691,036
HCA Holdings, Inc.*	11,500	253,345
Health Management Associates, Inc., Class A*	42,806	315,480
Henry Schein, Inc.*	8,252	531,676
Laboratory Corp. of America Holdings*	16,996	1,461,146
Lincare Holdings, Inc.	15,008	385,856
McKesson Corp.	42,671	3,324,498
Medco Health Solutions, Inc.*	67,649	3,781,579

MEDNAX, Inc.*	8,137	$585,945
Patterson Cos., Inc.	6,174	182,256
Quest Diagnostics, Inc.	24,446	1,419,335
Tenet Healthcare Corp.*	4,012	20,582
Universal Health Services, Inc., Class B	15,216	591,294

		21,512,124

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	25,912	490,773
Cerner Corp.*	24,020	1,471,225
SXC Health Solutions Corp.*	10,500	593,040

		2,555,038

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.*	58,847	2,055,526
Bruker Corp.*	14,300	177,606
Charles River Laboratories International, Inc.*	8,727	238,509
Covance, Inc.*	10,245	468,401
Illumina, Inc.*	20,791	633,710
Life Technologies Corp.*	2,624	102,100
Mettler-Toledo International, Inc.*	5,447	804,576
Techne Corp.	6,254	426,898
Waters Corp.*	15,542	1,150,885

		6,058,211

Pharmaceuticals (3.0%)
Abbott Laboratories, Inc.	246,906	13,883,524
Allergan, Inc.	51,544	4,522,471
Eli Lilly and Co.	57,232	2,378,562
Endo Pharmaceuticals Holdings, Inc.*	19,700	680,241
Hospira, Inc.*	23,728	720,619
Johnson & Johnson	94,614	6,204,786
Mylan, Inc.*	67,223	1,442,606
Perrigo Co.	14,089	1,370,860
Warner Chilcott plc, Class A*	26,100	394,893
Watson Pharmaceuticals, Inc.*	20,200	1,218,868

		32,817,430

Total Health Care		116,151,085

Industrials (12.6%)
Aerospace & Defense (3.4%)
Alliant Techsystems, Inc.	339	19,377
BE Aerospace, Inc.*	15,500	600,005
Boeing Co.	110,771	8,125,053
Goodrich Corp.	8,699	1,076,066
Honeywell International, Inc.	133,091	7,233,496
Lockheed Martin Corp.	39,131	3,165,698
Precision Castparts Corp.	24,327	4,008,846
Rockwell Collins, Inc.	26,070	1,443,496
Spirit AeroSystems Holdings, Inc., Class A*	4,047	84,097
Textron, Inc.	2,700	49,923
TransDigm Group, Inc.*	8,453	808,783
United Technologies Corp.	146,482	10,706,369

		37,321,209

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Air Freight & Logistics (1.2%)
C.H. Robinson Worldwide, Inc.	28,058	$1,957,887
Expeditors International of Washington, Inc.	35,876	1,469,481
FedEx Corp.	3,100	258,881
United Parcel Service, Inc., Class B	124,359	9,101,835
UTi Worldwide, Inc.	15,568	206,899

		12,994,983

Airlines (0.2%)
AMR Corp.*	26,509	9,278
Copa Holdings S.A., Class A	4,298	252,164
Delta Air Lines, Inc.*	85,989	695,651
Southwest Airlines Co.	23,545	201,545
United Continental Holdings, Inc.*	47,687	899,854

		2,058,492

Building Products (0.1%)
Armstrong World Industries, Inc.*	331	14,521
Lennox International, Inc.	8,968	302,670
Masco Corp.	60,575	634,826

		952,017

Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	1,026	29,426
Copart, Inc.*	9,427	451,459
Covanta Holding Corp.	1,200	16,428
Iron Mountain, Inc.	28,104	865,603
KAR Auction Services, Inc.*	900	12,150
Stericycle, Inc.*	14,571	1,135,372
Waste Connections, Inc.	16,744	554,896

		3,065,334

Construction & Engineering (0.2%)
AECOM Technology Corp.*	9,026	185,665
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	9,700	366,660
Fluor Corp.	29,479	1,481,320
KBR, Inc.	1,600	44,592

		2,078,237

Electrical Equipment (1.1%)
AMETEK, Inc.	27,182	1,144,362
Babcock & Wilcox Co.*	19,802	478,020
Cooper Industries plc	18,300	990,945
Emerson Electric Co.	127,171	5,924,897
General Cable Corp.*	4,500	112,545
GrafTech International Ltd.*	1,100	15,015
Polypore International, Inc.*	6,600	290,334
Rockwell Automation, Inc.	24,412	1,791,108
Roper Industries, Inc.	16,273	1,413,636
Thomas & Betts Corp.*	2,153	117,554

		12,278,416

Industrial Conglomerates (1.2%)
3M Co.	106,141	8,674,904
Carlisle Cos., Inc.	811	35,927
Danaher Corp.	92,938	4,371,804

		13,082,635

Machinery (3.5%)
Caterpillar, Inc.	109,095	$9,884,007
Cummins, Inc.	33,186	2,921,032
Deere & Co.	71,047	5,495,485
Donaldson Co., Inc.	12,890	877,551
Dover Corp.	24,579	1,426,811
Eaton Corp.	21,900	953,307
Flowserve Corp.	8,623	856,436
Gardner Denver, Inc.	8,900	685,834
Graco, Inc.	10,216	417,732
Harsco Corp.	1,163	23,935
IDEX Corp.	12,576	466,695
Illinois Tool Works, Inc.	70,500	3,293,055
Ingersoll-Rand plc	41,800	1,273,646
Joy Global, Inc.	17,728	1,329,068
Kennametal, Inc.	1,600	58,432
Lincoln Electric Holdings, Inc.	8,700	340,344
Manitowoc Co., Inc.	22,200	204,018
Navistar International Corp.*	6,595	249,819
Nordson Corp.	10,200	420,036
PACCAR, Inc.	61,791	2,315,309
Pall Corp.	19,668	1,124,026
Parker Hannifin Corp.	10,600	808,250
Snap-on, Inc.	1,800	91,116
SPX Corp.	2,400	144,648
Timken Co.	12,500	483,875
Toro Co.	5,263	319,254
Valmont Industries, Inc.	3,868	351,176
WABCO Holdings, Inc.*	11,347	492,460
Wabtec Corp.	8,217	574,779

		37,882,136

Marine (0.0%)
Kirby Corp.*	6,488	427,170

Professional Services (0.3%)
Dun & Bradstreet Corp.	8,340	624,082
Equifax, Inc.	1,100	42,614
IHS, Inc., Class A*	8,417	725,209
Nielsen Holdings N.V.*	11,691	347,106
Robert Half International, Inc.	24,805	705,950
Towers Watson & Co., Class A	2,000	119,860
Verisk Analytics, Inc., Class A*	16,891	677,836

		3,242,657

Road & Rail (0.7%)
Con-way, Inc.	828	24,144
CSX Corp.	186,500	3,927,690
Hertz Global Holdings, Inc.*	41,300	484,036
J.B. Hunt Transport Services, Inc.	15,470	697,233
Kansas City Southern*	13,969	950,032
Landstar System, Inc.	8,066	386,523
Union Pacific Corp.	13,574	1,438,029

		7,907,687

Trading Companies & Distributors (0.4%)
Fastenal Co.	49,908	2,176,488
MSC Industrial Direct Co., Inc., Class A	7,477	534,979
W.W. Grainger, Inc.	9,646	1,805,635

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

WESCO International, Inc.*	3,476	$184,263

		4,701,365

Total Industrials		137,992,338

Information Technology (27.8%)
Communications Equipment (1.9%)
Acme Packet, Inc.*	9,000	278,190
Ciena Corp.*	15,997	193,564
F5 Networks, Inc.*	13,740	1,458,089
Harris Corp.	5,339	192,417
JDS Uniphase Corp.*	38,287	399,716
Juniper Networks, Inc.*	90,109	1,839,125
Polycom, Inc.*	29,800	485,740
QUALCOMM, Inc.	282,439	15,449,413
Riverbed Technology, Inc.*	25,900	608,650

		20,904,904

Computers & Peripherals (7.0%)
Apple, Inc.*	156,522	63,391,410
Dell, Inc.*	204,060	2,985,398
EMC Corp.*	348,052	7,497,040
Fusion-io, Inc.*	1,446	34,993
NCR Corp.*	21,012	345,858
NetApp, Inc.*	62,226	2,256,937
QLogic Corp.*	14,417	216,255

		76,727,891

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	28,032	1,272,372
Arrow Electronics, Inc.*	2,692	100,708
Dolby Laboratories, Inc., Class A*	8,974	273,797
FLIR Systems, Inc.	27,006	677,040
IPG Photonics Corp.*	4,600	155,802
Jabil Circuit, Inc.	26,818	527,242
National Instruments Corp.	15,270	396,256
Trimble Navigation Ltd.*	20,684	897,686

		4,300,903

Internet Software & Services (3.2%)
Akamai Technologies, Inc.*	28,723	927,179
eBay, Inc.*	106,376	3,226,384
Equinix, Inc.*	7,921	803,189
Google, Inc., Class A*	42,592	27,510,173
LinkedIn Corp., Class A*	1,500	94,515
Rackspace Hosting, Inc.*	17,400	748,374
VeriSign, Inc.	26,841	958,761
VistaPrint N.V.*	6,700	205,020
WebMD Health Corp.*	10,017	376,138

		34,849,733

IT Services (6.5%)
Accenture plc, Class A	109,200	5,812,716
Alliance Data Systems Corp.*	8,640	897,178
Automatic Data Processing, Inc.	84,500	4,563,845
Booz Allen Hamilton Holding Corp.*	1,798	31,016
Broadridge Financial Solutions, Inc.	19,687	443,942
Cognizant Technology Solutions Corp., Class A*	51,507	3,312,415

DST Systems, Inc.	789	$35,915
Fiserv, Inc.*	19,429	1,141,260
FleetCor Technologies, Inc.*	2,424	72,405
Gartner, Inc.*	16,400	570,228
Genpact Ltd.*	16,454	245,987
Global Payments, Inc.	13,556	642,283
International Business Machines Corp.	204,956	37,687,309
Lender Processing Services, Inc.	14,575	219,645
Mastercard, Inc., Class A	18,212	6,789,798
NeuStar, Inc., Class A*	12,450	425,417
Paychex, Inc.	50,280	1,513,931
SAIC, Inc.*	15,639	192,203
Teradata Corp.*	28,551	1,385,009
VeriFone Systems, Inc.*	17,200	610,944
Visa, Inc., Class A	28,627	2,906,499
Western Union Co.	106,955	1,952,998

		71,452,943

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	9,207	329,426

Semiconductors & Semiconductor Equipment (2.1%)
Advanced Micro Devices, Inc.*	103,923	561,184
Altera Corp.	54,456	2,020,318
Analog Devices, Inc.	50,699	1,814,010
Applied Materials, Inc.	14,000	149,940
Atmel Corp.*	72,400	586,440
Avago Technologies Ltd.	32,300	932,178
Broadcom Corp., Class A*	90,637	2,661,102
Cree, Inc.*	1,003	22,106
Cypress Semiconductor Corp.*	26,051	440,001
First Solar, Inc.*	10,066	339,828
Freescale Semiconductor Holdings I Ltd.*	4,500	56,925
Intersil Corp., Class A	10,579	110,445
KLA-Tencor Corp.	21,900	1,056,675
Lam Research Corp.*	20,998	777,346
Linear Technology Corp.	38,515	1,156,606
LSI Corp.*	29,200	173,740
Maxim Integrated Products, Inc.	49,878	1,298,823
MEMC Electronic Materials, Inc.*	23,064	90,872
Microchip Technology, Inc.	32,217	1,180,109
NVIDIA Corp.*	101,551	1,407,497
ON Semiconductor Corp.*	75,137	580,058
PMC-Sierra, Inc.*	2,200	12,122
Silicon Laboratories, Inc.*	6,293	273,242
Skyworks Solutions, Inc.*	32,000	519,040
Texas Instruments, Inc.	124,731	3,630,919
Xilinx, Inc.	44,863	1,438,308

		23,289,834

Software (6.7%)
Adobe Systems, Inc.*	85,334	2,412,392
ANSYS, Inc.*	15,512	888,527
Ariba, Inc.*	16,300	457,704
Autodesk, Inc.*	38,880	1,179,230
BMC Software, Inc.*	29,919	980,745
Cadence Design Systems, Inc.*	45,400	472,160
Citrix Systems, Inc.*	31,829	1,932,657

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Compuware Corp.*	27,000	$224,640
Electronic Arts, Inc.*	56,229	1,158,318
FactSet Research Systems, Inc.	7,869	686,806
Fortinet, Inc.*	20,200	440,562
Informatica Corp.*	17,900	661,047
Intuit, Inc.	51,229	2,694,133
MICROS Systems, Inc.*	13,714	638,798
Microsoft Corp.#	1,255,349	32,588,860
Nuance Communications, Inc.*	40,298	1,013,898
Oracle Corp.	649,731	16,665,600
Red Hat, Inc.*	32,651	1,348,160
Rovi Corp.*	19,093	469,306
Salesforce.com, Inc.*	22,696	2,302,736
Solera Holdings, Inc.	11,900	530,026
Symantec Corp.*	127,739	1,999,115
Synopsys, Inc.*	1,652	44,935
TIBCO Software, Inc.*	28,000	669,480
VMware, Inc., Class A*	14,366	1,195,108

		73,654,943

Total Information Technology		305,510,577

Materials (5.3%)
Chemicals (3.8%)
Air Products and Chemicals, Inc.	35,892	3,057,640
Airgas, Inc.	13,300	1,038,464
Albemarle Corp.	15,482	797,478
Celanese Corp.	26,392	1,168,374
CF Industries Holdings, Inc.	9,294	1,347,444
E.I. du Pont de Nemours & Co.	157,121	7,192,999
Eastman Chemical Co.	24,000	937,440
Ecolab, Inc.	50,741	2,933,337
FMC Corp.	12,129	1,043,579
Huntsman Corp.	6,300	63,000
International Flavors & Fragrances, Inc.	13,566	711,130
Intrepid Potash, Inc.*	8,800	199,144
Kronos Worldwide, Inc.	3,600	64,944
LyondellBasell Industries N.V., Class A	3,600	116,964
Monsanto Co.	90,668	6,353,107
Mosaic Co.	46,570	2,348,525
PPG Industries, Inc.	26,800	2,237,532
Praxair, Inc.	51,368	5,491,239
Rockwood Holdings, Inc.*	11,000	433,070
Scotts Miracle-Gro Co., Class A	6,193	289,151
Sherwin-Williams Co.	15,171	1,354,315
Sigma-Aldrich Corp.	20,624	1,288,175
Solutia, Inc.*	20,600	355,968
Valspar Corp.	2,000	77,940
W.R. Grace & Co.*	11,200	514,304
Westlake Chemical Corp.	700	28,168

		41,443,431

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	3,636	274,191

Containers & Packaging (0.3%)
Ball Corp.	28,424	1,015,021
Crown Holdings, Inc.*	26,303	883,255
Packaging Corp. of America	15,500	391,220

Rock-Tenn Co., Class A	11,700	$675,090
Silgan Holdings, Inc.	8,300	320,712
Temple-Inland, Inc.	4,700	149,037

		3,434,335

Metals & Mining (1.1%)
AK Steel Holding Corp.	3,700	30,562
Allegheny Technologies, Inc.	17,900	855,620
Allied Nevada Gold Corp.*	15,100	457,228
Carpenter Technology Corp.	7,400	380,952
Cliffs Natural Resources, Inc.	24,679	1,538,736
Compass Minerals International, Inc.	5,619	386,868
Freeport-McMoRan Copper & Gold, Inc.	160,204	5,893,905
Molycorp, Inc.*	9,400	225,412
Reliance Steel & Aluminum Co.	1,800	87,642
Royal Gold, Inc.	9,222	621,839
Schnitzer Steel Industries, Inc., Class A	1,053	44,521
Southern Copper Corp.	28,722	866,830
Steel Dynamics, Inc.	26,900	353,735
Titanium Metals Corp.	7,700	115,346
Walter Energy, Inc.	10,499	635,819

		12,495,015

Paper & Forest Products (0.1%)
International Paper Co.	15,600	461,760

Total Materials		58,108,732

Telecommunication Services (1.2%)
Diversified Telecommunication Services (0.5%)
Level 3 Communications, Inc.*	3,714	63,101
tw telecom, Inc.*	21,757	421,651
Verizon Communications, Inc.	108,100	4,336,972
Windstream Corp.	54,780	643,117

		5,464,841

Wireless Telecommunication Services (0.7%)
American Tower Corp., Class A	67,120	4,027,871
Clearwire Corp., Class A*	26,300	51,022
Crown Castle International Corp.*	49,164	2,202,547
MetroPCS Communications, Inc.*	46,879	406,910
NII Holdings, Inc.*	25,189	536,526
SBA Communications Corp., Class A*	19,118	821,309

		8,046,185

Total Telecommunication Services		13,511,026

Utilities (0.1%)
Electric Utilities (0.1%)
ITC Holdings Corp.	8,633	655,072

Gas Utilities (0.0%)
National Fuel Gas Co.	2,000	111,160
ONEOK, Inc.	1,400	121,366

		232,526

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Water Utilities (0.0%)
Aqua America, Inc.	2,400	$52,920

Total Utilities		940,518

Total Common Stocks (99.2%) (Cost $747,885,262)		1,089,500,481

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Celgene Corp., expiring 12/31/30* (Cost $2,730)	515	721

Total Investments (99.2%) (Cost $747,887,992)		1,089,501,202
Other Assets Less Liabilities (0.8%)		8,465,055

Net Assets (100%)		$1,097,966,257

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $15,679,840

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	96	March-12	$5,989,327	$6,012,480	$23,153

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$154,607,787	$—	$—	$154,607,787
Consumer Staples	139,934,413	—	—	139,934,413
Energy	120,626,086	—	—	120,626,086
Financials	42,117,919	—	—	42,117,919
Health Care	116,151,085	—	—	116,151,085
Industrials	137,992,338	—	—	137,992,338
Information Technology	305,510,577	—	—	305,510,577

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Materials	$58,108,732	$—	$—	$58,108,732
Telecommunication Services	13,511,026	—	—	13,511,026
Utilities	940,518	—	—	940,518
Futures	23,153	—	—	23,153
Rights
Health Care	721	—	—	721

Total Assets	$1,089,524,355	$—	$—	$1,089,524,355

Total Liabilities	$—	$—	$—	$—

Total	$1,089,524,355	$—	$—	$1,089,524,355

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	23,153	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$23,153

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps		Total
Interest rate contracts	$—	$—	$—	$	_	$—
Foreign exchange contracts	_	_	—		_	—
Credit contracts	_	_	_		_	—
Equity contracts	_	167,522	_		_	167,522
Commodity contracts	_	_	_		_	—
Other contracts	_	_	_		_	—

Total	$—	$167,522	$—		$—	$167,522

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps		Total
Interest rate contracts	$—	$—	$—	$	_	$—
Foreign exchange contracts	_	_	—		_	—
Credit contracts	_	_	_		_	—
Equity contracts	_	(65,484)	_		_	(65,484)
Commodity contracts	_	_	_		_	—
Other contracts	_	_	_		_	—

Total	$—	$(65,484)	$—		$—	$(65,484)

The Portfolio held futures contracts with an average notional value of approximately $5,571,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$212,077,908
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$321,385,306

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$358,540,974
Aggregate gross unrealized depreciation	(21,989,926)

Net unrealized appreciation	$336,551,048

Federal income tax cost of investments	$752,950,154

The Portfolio has a net capital loss carryforward of $68,763,391, which expires in the year 2016. The Portfolio had a net capital loss carryforward of $48,520,719 expire during 2011. The Portfolio utilized net capital loss carryforward of $55,361,919 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $747,887,992)	$1,089,501,202
Receivable for securities sold	9,594,661
Dividends, interest and other receivables	1,237,895
Receivable from Separate Accounts for Trust shares sold	347,462
Other assets	1,053

Total assets	1,100,682,273

LIABILITIES
Overdraft payable	1,423,337
Payable to Separate Accounts for Trust shares redeemed	572,184
Investment management fees payable	327,117
Payable for securities purchased	128,752
Distribution fees payable - Class IB	124,916
Administrative fees payable	97,984
Due to broker for futures variation margin	23,038
Trustees’ fees payable	1,356
Accrued expenses	17,332

Total liabilities	2,716,016

NET ASSETS	$1,097,966,257

Net assets were comprised of:
Paid in capital	$830,043,933
Accumulated undistributed net investment income (loss)	264,364
Accumulated undistributed net realized gain (loss) on investments and futures	(73,978,403)
Net unrealized appreciation (depreciation) on investments and futures	341,636,363

Net assets	$1,097,966,257

Class IA
Net asset value, offering and redemption price per share, $14,177,777 / 1,600,917 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.86

Class IB
Net asset value, offering and redemption price per share, $585,640,436 / 67,505,821 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.68

Class K
Net asset value, offering and redemption price per share, $498,148,044 / 56,249,166 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.86

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $7,750 foreign withholding tax)	$18,045,219
Interest	2,580

Total income	18,047,799

EXPENSES
Investment management fees	4,021,728
Distribution fees - Class IB	1,523,646
Administrative fees	1,200,579
Printing and mailing expenses	85,634
Custodian fees	50,000
Professional fees	48,903
Trustees’ fees	28,775
Miscellaneous	24,252

Total expenses	6,983,517

NET INVESTMENT INCOME (LOSS)	11,064,282

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	57,833,789
Futures	167,522

Net realized gain (loss)	58,001,311

Change in unrealized appreciation (depreciation) on:
Securities	(40,236,122)
Futures	(65,484)

Net change in unrealized appreciation (depreciation)	(40,301,606)

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,699,705

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,763,987

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,064,282		$11,768,151
Net realized gain (loss) on investments and futures	58,001,311		86,848,800
Net change in unrealized appreciation (depreciation) on investments and futures	(40,301,606)		78,205,461

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,763,987		176,822,412

DIVIDENDS:
Dividends from net investment income
Class IA	(303,860)		(6,858,528)
Class IB	(5,338,087)		(5,450,816)
Class K†	(5,579,458)		—

TOTAL DIVIDENDS	(11,221,405)		(12,309,344)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,464,017 and 1,888,607 shares, respectively ]	13,101,005		14,761,791
Capital shares issued in reinvestment of dividends [ 35,985 and 801,568 shares, respectively ]	303,860		6,858,528
Capital shares repurchased [ (66,863,019) and (12,970,585) shares, respectively ]	(573,370,351	)(z)	(105,288,077)

Total Class IA transactions	(559,965,486)		(83,667,758)

Class IB
Capital shares sold [ 10,172,836 and 6,953,320 shares, respectively ]	89,101,776		53,681,591
Capital shares issued in reinvestment of dividends [ 634,825 and 652,744 shares, respectively ]	5,338,087		5,450,816
Capital shares repurchased [ (14,418,702) and (14,684,368) shares, respectively ]	(127,040,108)		(111,782,444)

Total Class IB transactions	(32,600,245)		(52,650,037)

Class K†
Capital shares sold [ 57,573,948 and 0 shares, respectively ]	486,842,119	(z)	—
Capital shares issued in reinvestment of dividends [ 649,239 and 0 shares, respectively ]	5,579,458		—
Capital shares repurchased [ (1,974,021) and 0 shares, respectively ]	(17,178,085)		—

Total Class K transactions	475,243,492		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(117,322,239)		(136,317,795)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(99,779,657)		28,195,273
NET ASSETS:
Beginning of year	1,197,745,914		1,169,550,641

End of year (a)	$1,097,966,257		$1,197,745,914

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$264,364		$569,691

†   Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Large Cap Growth Index Portfolio exchanged approximately 55,307,044 Class IA shares for approximately 55,307,044 Class K shares. This exchange amounted to approximately $466,976,333.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010		2009		2008		2007
Net asset value, beginning of year	$8.77		$7.60		$5.68		$8.95		$7.82

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.09	(e)	0.09	(e)	0.03	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and futures	0.10		1.18		1.99		(3.28)		1.12

Total from investment operations	0.19		1.27		2.08		(3.25)		1.13

Less distributions:
Dividends from net investment income	(0.10)		(0.10)		(0.16)		(0.02)		—

Net asset value, end of year	$8.86		$8.77		$7.60		$5.68		$8.95

Total return	2.23%		16.74	%(aa)	36.67%		(36.18	)%(k)	14.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,178		$587,034		$587,223		$5,568		$7,442
Ratio of expenses to average net assets:
After waivers	0.47	%(c)	0.49%		0.50%		0.80%		0.80%
After waivers and fees paid indirectly	0.47	%(c)	0.49%		0.50%		0.68%		0.78%
Before waivers and fees paid indirectly	0.47	%(c)	0.49%		0.50%		1.01%		1.03%
Ratio of net investment income (loss) to average net assets:
After waivers	0.99%		1.16%		1.45%		0.31%		0.05%
After waivers and fees paid indirectly	0.99%		1.16%		1.45%		0.43%		0.07%
Before waivers and fees paid indirectly	0.99%		1.16%		1.45%		0.10%		(0.18)%
Portfolio turnover rate	18%		23%		49%		131%		89%

	Year Ended December 31,
Class IB	2011		2010		2009		2008		2007
Net asset value, beginning of year	$8.59		$7.45		$5.57		$8.76		$7.68

Income (loss) from investment operations:
Net investment income (loss)	0.07	(e)	0.07	(e)	0.09	(e)	0.01	(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments and futures	0.10		1.15		1.93		(3.19)		1.10

Total from investment operations	0.17		1.22		2.02		(3.18)		1.08

Less distributions:
Dividends from net investment income	(0.08)		(0.08)		(0.14)		(0.01)		—

Net asset value, end of year	$8.68		$8.59		$7.45		$5.57		$8.76

Total return	2.00%		16.36	%(bb)	36.27%		(36.29	)%(l)	14.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$585,640		$610,712		$582,328		$446,803		$754,477
Ratio of expenses to average net assets:
After waivers	0.72%		0.74%		0.75	%(c)	1.05%		1.05%
After waivers and fees paid indirectly	0.72%		0.74%		0.75	%(c)	0.93	%(c)	1.03	%(c)
Before waivers and fees paid indirectly	0.72%		0.74%		0.75	%(c)	1.26	%(c)	1.28%
Ratio of net investment income (loss) to average net assets:
After waivers	0.85%		0.91%		1.47%		0.05%		(0.20)%
After waivers and fees paid indirectly	0.85%		0.91%		1.47%		0.16%		(0.19)%
Before waivers and fees paid indirectly	0.85%		0.91%		1.47%		(0.17)%		(0.43)%
Portfolio turnover rate	18%		23%		49%		131%		89%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.27

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	0.65

Total from investment operations	0.69

Less distributions:
Dividends from net investment income	(0.10)

Net asset value, end of period	$8.86

Total return (b)	8.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$498,148
Ratio of expenses to average net assets:
After waivers (a)	0.47%
After waivers and fees paid indirectly (a)	0.47%
Before waivers and fees paid indirectly (a)	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.32%
After waivers and fees paid indirectly (a)	1.32%
Before waivers and fees paid indirectly (a)	1.32%
Portfolio turnover rate	18%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(k)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.49)%.
(l)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.69)%.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 16.21%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 15.95%.

See Notes to Financial Statements.

EQ/LARGE CAP GROWTH PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(3.27)%	1.49%	2.06%	4.44%
Portfolio – Class IB Shares	(3.66)	1.21	1.79	4.19
Portfolio – Class K Shares***	(3.56)	1.23	1.80	4.20
Russell 1000® Growth Index	2.64	2.50	2.60	4.07
Volatility Managed Index – Large Cap Growth	(1.25)	4.56	4.09	4.98

*    Date of inception 11/28/98. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 5/1/97.

***  Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (3.27)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the Russell 1000® Growth Index, returned 2.64% and the Volatility Managed Index — Large Cap Growth returned (1.25)% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of the Russell 1000® Growth Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs). The remaining portion is managed by Marsico Capital Management, LLC through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•

Several holdings in the Consumer Discretionary sector posted strong gains. Coffeehouse company Starbucks Corporation and restaurant operator Chipotle Mexican Grill, Inc. were leading positions. Retailer TJX Cos. also aided performance.

•

Within the Information Technology sector, financial transaction processor Visa, Inc., Chinese Internet search company Baidu, Inc. Spon. ADR, and Apple, Inc. each experienced strong stock price appreciation.

•	Goodrich Corporation, an aerospace component manufacturer, and railroad operator Union Pacific Corp. both added to performance within the Industrials sector.

What hurt performance during the year:

•	From a sector allocation standpoint, the Portfolio was poorly positioned by having few investments in three strong-performing sectors of the benchmark: Utilities, Consumer Staples, and Health Care.

•	Stock selection in the Financials sector was a detractor from performance. Citigroup, Inc. and Goldman Sachs Group, Inc. each posted declines during the period.

•

The Portfolio’s allocation to the Energy sector was less than the benchmark’s sector weight. Energy was a relatively strong-performing sector of the benchmark and the Portfolio was therefore penalized by having few investments in the sector. Moreover, one of the Portfolio’s holdings within the sector, Halliburton Co., was a significant detractor from performance.

•

Prospects of a slower global growth environment put downward pressure on the stock prices of many Materials companies. The Portfolio, therefore, was penalized by having a larger portion of its net assets invested in the sector than the benchmark. The Portfolio’s positions in Freeport-McMoRan Copper & Gold, Inc. and Dow Chemical Co. each experienced sharp stock price declines.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

EQ/LARGE CAP GROWTH PLUS PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Marsico Capital Management, LLC

During the period, we undertook a number of steps geared at reducing the Portfolio’s emphasis in economically-sensitive companies. This included paring exposure to areas such as Materials and Financial stocks. We added a defensive component in the form of companies that we believe to have durable franchises with dependable revenue streams that we think are capable of compounding their earnings growth even in a choppy economic environment. These companies span a variety of industries but share several common factors such as an established global footprint, high quality assets, solid top-line unit growth and an ability to gain market share.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	20.8%
Consumer Discretionary	17.4
Industrials	11.3
Exchange Traded Funds	9.9
Energy	8.3
Health Care	8.2
Consumer Staples	8.0
Materials	5.7
Financials	3.5
Telecommunication Services	0.7
Utilities	0.1
Cash and Other	6.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$914.47	$3.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.79	3.45
Class IB
Actual	1,000.00	910.31	4.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.53	4.73
Class K†
Actual	1,000.00	1,040.03	2.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.79	3.45

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.68%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.4%)
Auto Components (0.2%)
BorgWarner, Inc.*	18,001	$1,147,384
Gentex Corp.	23,364	691,341
Goodyear Tire & Rubber Co.*	39,964	566,290
Johnson Controls, Inc.	28,085	877,937
Visteon Corp.*	464	23,172

		3,306,124

Automobiles (0.5%)
Ford Motor Co.*	342,836	3,688,915
Harley-Davidson, Inc.	38,802	1,508,234
Tesla Motors, Inc.*	138,370	3,951,847

		9,148,996

Distributors (0.1%)
Genuine Parts Co.	7,033	430,420
LKQ Corp.*	23,881	718,340

		1,148,760

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	18,209	980,919
DeVry, Inc.	9,151	351,948
H&R Block, Inc.	29,385	479,857
ITT Educational Services, Inc.*	4,364	248,268
Weight Watchers International, Inc.	4,744	260,967

		2,321,959

Hotels, Restaurants & Leisure (6.2%)
Bally Technologies, Inc.*	6,568	259,830
Brinker International, Inc.	12,171	325,696
Chipotle Mexican Grill, Inc.*	39,545	13,355,928
Choice Hotels International, Inc.	406	15,448
Darden Restaurants, Inc.	22,438	1,022,724
Dunkin’ Brands Group, Inc.*	3,635	90,802
Hyatt Hotels Corp., Class A*	376	14,153
International Game Technology	25,223	433,836
Las Vegas Sands Corp.*	64,327	2,748,693
Marriott International, Inc., Class A	42,630	1,243,517
Marriott Vacations Worldwide Corp.*	4,245	72,844
McDonald’s Corp.	390,871	39,216,087
MGM Resorts International*	12,762	133,108
Panera Bread Co., Class A*	4,750	671,887
Royal Caribbean Cruises Ltd.	12,331	305,439
Starbucks Corp.	742,180	34,147,702
Starwood Hotels & Resorts Worldwide, Inc.	32,033	1,536,623
Wynn Resorts Ltd.	235,385	26,007,689
Yum! Brands, Inc.	76,357	4,505,827

		126,107,833

Household Durables (0.1%)
Garmin Ltd.	1,163	46,299
Harman International Industries, Inc.	7,555	287,392
Leggett & Platt, Inc.	17,571	404,836

Tempur-Pedic International, Inc.*	11,204	$588,546
Tupperware Brands Corp.	9,407	526,510

		1,853,583

Internet & Catalog Retail (1.8%)
Amazon.com, Inc.*	59,605	10,317,626
Expedia, Inc.	9,310	270,176
Groupon, Inc.*	5,325	109,855
HomeAway, Inc.*	926	21,529
Netflix, Inc.*	9,085	629,500
priceline.com, Inc.*	55,127	25,783,449
TripAdvisor, Inc.*	9,310	234,705

		37,366,840

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	18,910	603,040
Mattel, Inc.	42,445	1,178,273
Polaris Industries, Inc.	10,600	593,388

		2,374,701

Media (3.1%)
AMC Networks, Inc., Class A*	8,887	333,973
British Sky Broadcasting Group plc	1,207,741	13,738,929
Cablevision Systems Corp. - New York Group, Class A	35,548	505,493
CBS Corp., Class B	16,971	460,593
Charter Communications, Inc., Class A*	8,931	508,531
Comcast Corp., Class A	197,211	4,675,873
DIRECTV, Class A*	115,711	4,947,802
Discovery Communications, Inc., Class A*	43,339	1,775,599
DISH Network Corp., Class A	24,602	700,665
Interpublic Group of Cos., Inc.	28,285	275,213
John Wiley & Sons, Inc., Class A	7,626	338,594
Lamar Advertising Co., Class A*	2,854	78,485
Liberty Global, Inc., Class A*	45,489	1,866,414
McGraw-Hill Cos., Inc.	41,155	1,850,740
Morningstar, Inc.	3,994	237,443
Omnicom Group, Inc.	46,121	2,056,074
Pandora Media, Inc.*	1,549	15,506
Regal Entertainment Group, Class A	4,424	52,823
Scripps Networks Interactive, Inc., Class A	14,564	617,805
Sirius XM Radio, Inc.*	648,665	1,180,570
Thomson Reuters Corp.	29,056	774,924
Time Warner Cable, Inc.	52,332	3,326,745
Time Warner, Inc.	496,701	17,950,774
Viacom, Inc., Class B	90,559	4,112,284
Virgin Media, Inc.	49,195	1,051,789

		63,433,641

Multiline Retail (1.1%)
Big Lots, Inc.*	3,691	139,372
Dollar General Corp.*	400,980	16,496,317
Dollar Tree, Inc.*	20,069	1,667,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Family Dollar Stores, Inc.	20,099	$1,158,908
Kohl’s Corp.	35,161	1,735,195
Macy’s, Inc.	8,649	278,325
Nordstrom, Inc.	26,792	1,331,830
Target Corp.	5,976	306,091

		23,113,973

Specialty Retail (2.8%)
Aaron’s, Inc.	9,029	240,894
Abercrombie & Fitch Co., Class A	12,358	603,565
Advance Auto Parts, Inc.	12,066	840,156
AutoNation, Inc.*	3,151	116,177
AutoZone, Inc.*	4,146	1,347,326
Bed Bath & Beyond, Inc.*	40,862	2,368,770
CarMax, Inc.*	6,098	185,867
Chico’s FAS, Inc.	19,202	213,910
Dick’s Sporting Goods, Inc.	15,416	568,542
DSW, Inc., Class A	3,610	159,598
Guess?, Inc.	10,609	316,360
Home Depot, Inc.	458,866	19,290,727
Limited Brands, Inc.	40,946	1,652,171
O’Reilly Automotive, Inc.*	21,045	1,682,548
PetSmart, Inc.	18,553	951,583
Ross Stores, Inc.	38,454	1,827,719
Sally Beauty Holdings, Inc.*	14,406	304,399
Tiffany & Co.	20,978	1,390,002
TJX Cos., Inc.	301,326	19,450,593
Tractor Supply Co.	11,825	829,524
Ulta Salon Cosmetics & Fragrance, Inc.*	7,424	481,966
Urban Outfitters, Inc.*	17,807	490,761
Williams-Sonoma, Inc.	8,950	344,575

		55,657,733

Textiles, Apparel & Luxury Goods (1.3%)
Coach, Inc.	48,156	2,939,442
Deckers Outdoor Corp.*	6,332	478,509
Fossil, Inc.*	8,564	679,639
Hanesbrands, Inc.*	15,802	345,432
NIKE, Inc., Class B	200,264	19,299,442
PVH Corp.	1,457	102,704
Ralph Lauren Corp.	10,314	1,424,157
Under Armour, Inc., Class A*	5,960	427,868

		25,697,193

Total Consumer Discretionary		351,531,336

Consumer Staples (8.0%)
Beverages (2.2%)
Brown-Forman Corp., Class B	14,374	1,157,251
Coca-Cola Co.	323,997	22,670,070
Coca-Cola Enterprises, Inc.	40,943	1,055,511
Dr. Pepper Snapple Group, Inc.	36,359	1,435,453
Hansen Natural Corp.*	11,512	1,060,716
PepsiCo, Inc.	259,224	17,199,512

		44,578,513

Food & Staples Retailing (1.5%)
Costco Wholesale Corp.	71,647	5,969,628
Kroger Co.	70,211	1,700,511

Sysco Corp.	95,701	$2,806,910
Walgreen Co.	141,735	4,685,759
Wal-Mart Stores, Inc.	221,172	13,217,239
Whole Foods Market, Inc.	25,380	1,765,940

		30,145,987

Food Products (2.0%)
Bunge Ltd.	6,196	354,411
Campbell Soup Co.	21,981	730,649
ConAgra Foods, Inc.	8,441	222,842
Corn Products International, Inc.	10,095	530,896
Flowers Foods, Inc.	18,309	347,505
General Mills, Inc.	78,950	3,190,370
Green Mountain Coffee Roasters, Inc.*	20,105	901,709
H.J. Heinz Co.	30,852	1,667,242
Hershey Co.	18,641	1,151,641
Hormel Foods Corp.	11,935	349,576
Kellogg Co.	37,746	1,908,815
McCormick & Co., Inc. (Non-Voting)	14,834	747,930
Mead Johnson Nutrition Co.	387,528	26,634,800
Sara Lee Corp.	79,745	1,508,775

		40,247,161

Household Products (0.7%)
Church & Dwight Co., Inc.	13,544	619,773
Clorox Co.	1,266	84,265
Colgate-Palmolive Co.	72,323	6,681,922
Kimberly-Clark Corp.	56,446	4,152,168
Procter & Gamble Co.	30,681	2,046,730

		13,584,858

Personal Products (0.2%)
Avon Products, Inc.	70,690	1,234,954
Estee Lauder Cos., Inc., Class A	18,513	2,079,380
Herbalife Ltd.	19,514	1,008,289

		4,322,623

Tobacco (1.4%)
Altria Group, Inc.	256,118	7,593,899
Philip Morris International, Inc.	263,947	20,714,560
Reynolds American, Inc.	16,733	693,081

		29,001,540

Total Consumer Staples		161,880,682

Energy (8.3%)
Energy Equipment & Services (2.3%)
Atwood Oceanics, Inc.*	2,656	105,682
Baker Hughes, Inc.	28,416	1,382,154
Cameron International Corp.*	29,660	1,458,975
CARBO Ceramics, Inc.	3,140	387,256
Core Laboratories N.V.	7,466	850,751
Diamond Offshore Drilling, Inc.	5,319	293,928
Dresser-Rand Group, Inc.*	12,339	615,840
FMC Technologies, Inc.*	39,426	2,059,220
Halliburton Co.	607,605	20,968,449
Helmerich & Payne, Inc.	14,461	843,944
McDermott International, Inc.*	33,594	386,667
Oceaneering International, Inc.	17,765	819,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Oil States International, Inc.*	7,052	$538,561
Patterson-UTI Energy, Inc.	2,816	56,264
Rowan Cos., Inc.*	3,449	104,608
RPC, Inc.	7,027	128,243
Schlumberger Ltd.	222,536	15,201,434
Superior Energy Services, Inc.*	13,041	370,886
Tidewater, Inc.	549	27,066

		46,599,427

Oil, Gas & Consumable Fuels (6.0%)
Alpha Natural Resources, Inc.*	20,801	424,964
Anadarko Petroleum Corp.	88,781	6,776,654
Apache Corp.	18,129	1,642,125
Arch Coal, Inc.	3,668	53,223
Cabot Oil & Gas Corp.	17,166	1,302,899
Chevron Corp.	18,801	2,000,426
Cimarex Energy Co.	3,723	230,454
Cobalt International Energy, Inc.*	18,053	280,183
Concho Resources, Inc.*	16,973	1,591,219
Consol Energy, Inc.	37,223	1,366,084
Continental Resources, Inc.*	6,857	457,430
Denbury Resources, Inc.*	54,788	827,299
El Paso Corp.	118,682	3,153,381
EOG Resources, Inc.	44,027	4,337,100
EQT Corp.	8,617	472,125
EXCO Resources, Inc.	22,337	233,422
Exxon Mobil Corp.	596,197	50,533,658
Forest Oil Corp.*	14,606	197,911
HollyFrontier Corp.	31,242	731,063
Kinder Morgan, Inc.	397,913	12,800,861
Kosmos Energy Ltd.*	4,542	55,685
Murphy Oil Corp.	4,847	270,172
Newfield Exploration Co.*	12,700	479,171
Noble Energy, Inc.	5,807	548,123
Occidental Petroleum Corp.	225,739	21,151,744
Peabody Energy Corp.	44,449	1,471,706
Pioneer Natural Resources Co.	15,557	1,392,040
QEP Resources, Inc.	22,710	665,403
Quicksilver Resources, Inc.*	1,354	9,085
Range Resources Corp.	26,383	1,634,163
SandRidge Energy, Inc.*	67,110	547,618
SM Energy Co.	8,416	615,210
Southwestern Energy Co.*	57,078	1,823,071
Ultra Petroleum Corp.*	25,028	741,580
Whiting Petroleum Corp.*	19,209	896,868

		121,714,120

Total Energy		168,313,547

Financials (3.5%)
Capital Markets (0.5%)
Affiliated Managers Group, Inc.*	6,082	583,568
BlackRock, Inc.	6,936	1,236,273
Charles Schwab Corp.	171,801	1,934,479
Eaton Vance Corp.	19,442	459,609
Federated Investors, Inc., Class B	11,990	181,648
Franklin Resources, Inc.	23,764	2,282,770
Greenhill & Co., Inc.	4,860	176,758
Lazard Ltd., Class A	18,154	474,001

LPL Investment Holdings, Inc.*	4,733	$144,546
SEI Investments Co.	23,850	413,797
T. Rowe Price Group, Inc.	42,605	2,426,355
TD Ameritrade Holding Corp.	35,805	560,348
Waddell & Reed Financial, Inc., Class A	14,136	350,149

		11,224,301

Commercial Banks (0.9%)
U.S. Bancorp	290,512	7,858,350
Wells Fargo & Co.	343,606	9,469,781

		17,328,131

Consumer Finance (1.0%)
American Express Co.	410,411	19,359,087
Discover Financial Services	8,848	212,352
Green Dot Corp., Class A*	3,626	113,204

		19,684,643

Diversified Financial Services (0.2%)
CBOE Holdings, Inc.	8,634	223,275
IntercontinentalExchange, Inc.*	12,071	1,455,159
Moody’s Corp.	32,766	1,103,559
MSCI, Inc., Class A*	19,664	647,536
NASDAQ OMX Group, Inc.*	2,481	60,809
NYSE Euronext	13,244	345,668

		3,836,006

Insurance (0.0%)
Erie Indemnity Co., Class A	4,530	354,065
Validus Holdings Ltd.	1,752	55,188

		409,253

Real Estate Investment Trusts (REITs) (0.9%)
Apartment Investment & Management Co. (REIT), Class A	13,269	303,993
Boston Properties, Inc. (REIT)	19,615	1,953,654
Camden Property Trust (REIT)	8,284	515,596
Corporate Office Properties Trust/Maryland (REIT)	3,674	78,109
Digital Realty Trust, Inc. (REIT)	16,503	1,100,255
Equity Residential (REIT)	3,524	200,974
Essex Property Trust, Inc. (REIT)	2,978	418,439
Federal Realty Investment Trust (REIT)	7,702	698,957
Macerich Co. (REIT)	7,673	388,254
Plum Creek Timber Co., Inc. (REIT)	15,984	584,375
Public Storage (REIT)	21,698	2,917,513
Rayonier, Inc. (REIT)	19,918	888,940
Simon Property Group, Inc. (REIT)	39,310	5,068,631
UDR, Inc. (REIT)	2,725	68,398
Ventas, Inc. (REIT)	25,274	1,393,356
Vornado Realty Trust (REIT)	3,319	255,098
Weyerhaeuser Co. (REIT)	25,569	477,373

		17,311,915

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Real Estate Management & Development (0.0%)
CBRE Group, Inc.*	47,814	$727,729
Jones Lang LaSalle, Inc.	5,444	333,499

		1,061,228

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	7,861	49,131
People’s United Financial, Inc.	11,564	148,598

		197,729

Total Financials		71,053,206

Health Care (8.2%)
Biotechnology (2.0%)
Alexion Pharmaceuticals, Inc.*	30,164	2,156,726
Amylin Pharmaceuticals, Inc.*	21,406	243,600
Biogen Idec, Inc.*	211,400	23,264,570
BioMarin Pharmaceutical, Inc.*	18,158	624,272
Celgene Corp.*	75,903	5,131,043
Dendreon Corp.*	23,868	181,397
Gilead Sciences, Inc.*	129,082	5,283,326
Human Genome Sciences, Inc.*	31,038	229,371
Myriad Genetics, Inc.*	14,107	295,400
Pharmasset, Inc.*	12,214	1,565,835
Regeneron Pharmaceuticals, Inc.*	11,932	661,391
United Therapeutics Corp.*	8,472	400,302
Vertex Pharmaceuticals, Inc.*	29,829	990,621

		41,027,854

Health Care Equipment & Supplies (1.5%)
Baxter International, Inc.	84,193	4,165,870
Becton, Dickinson and Co.	35,880	2,680,954
C.R. Bard, Inc.	14,071	1,203,070
CareFusion Corp.*	11,453	291,021
Cooper Cos., Inc.	2,046	144,284
Covidien plc	43,432	1,954,874
DENTSPLY International, Inc.	9,398	328,836
Edwards Lifesciences Corp.*	18,842	1,332,129
Gen-Probe, Inc.*	7,869	465,215
Hill-Rom Holdings, Inc.	9,370	315,675
IDEXX Laboratories, Inc.*	9,386	722,347
Intuitive Surgical, Inc.*	6,444	2,983,636
Medtronic, Inc.	151,468	5,793,651
ResMed, Inc.*	25,029	635,737
Sirona Dental Systems, Inc.*	9,129	402,041
St. Jude Medical, Inc.	53,958	1,850,759
Stryker Corp.	51,422	2,556,188
Thoratec Corp.*	9,259	310,732
Varian Medical Systems, Inc.*	19,258	1,292,790

		29,429,809

Health Care Providers & Services (1.1%)
AMERIGROUP Corp.*	4,783	282,580
AmerisourceBergen Corp.	42,367	1,575,629
Brookdale Senior Living, Inc.*	13,876	241,304
Cardinal Health, Inc.	28,811	1,170,015
Catalyst Health Solutions, Inc.*	6,975	362,700
DaVita, Inc.*	15,694	1,189,762
Express Scripts, Inc.*	80,072	3,578,418
HCA Holdings, Inc.*	11,197	246,670
Health Management Associates, Inc., Class A*	41,451	305,494

Henry Schein, Inc.*	7,985	$514,473
Laboratory Corp. of America Holdings*	16,457	1,414,808
Lincare Holdings, Inc.	14,549	374,055
McKesson Corp.	41,351	3,221,656
Medco Health Solutions, Inc.*	65,572	3,665,475
MEDNAX, Inc.*	7,878	567,295
Patterson Cos., Inc.	6,076	179,363
Quest Diagnostics, Inc.	23,728	1,377,648
Tenet Healthcare Corp.*	3,273	16,790
Universal Health Services, Inc., Class B	14,788	574,662

		20,858,797

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	25,101	475,413
Cerner Corp.*	23,351	1,430,249
SXC Health Solutions Corp.*	10,129	572,086

		2,477,748

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.*	57,095	1,994,328
Bruker Corp.*	13,875	172,327
Charles River Laboratories International, Inc.*	8,459	231,184
Covance, Inc.*	9,930	454,000
Illumina, Inc.*	20,146	614,050
Life Technologies Corp.*	2,545	99,026
Mettler-Toledo International, Inc.*	5,260	776,955
Techne Corp.	6,088	415,567
Waters Corp.*	15,034	1,113,268

		5,870,705

Pharmaceuticals (3.2%)
Abbott Laboratories, Inc.	239,352	13,458,763
Allergan, Inc.	271,287	23,802,721
Bristol-Myers Squibb Co.	391,032	13,779,968
Eli Lilly and Co.	55,498	2,306,497
Endo Pharmaceuticals Holdings, Inc.*	19,076	658,694
Hospira, Inc.*	23,031	699,452
Johnson & Johnson	91,711	6,014,407
Mylan, Inc.*	65,304	1,401,424
Perrigo Co.	13,634	1,326,588
Warner Chilcott plc, Class A*	25,317	383,046
Watson Pharmaceuticals, Inc.*	19,603	1,182,845

		65,014,405

Total Health Care		164,679,318

Industrials (11.3%)
Aerospace & Defense (2.6%)
Alliant Techsystems, Inc.	363	20,749
BE Aerospace, Inc.*	15,026	581,656
Boeing Co.	107,397	7,877,570
Goodrich Corp.	8,360	1,034,132
Honeywell International, Inc.	129,072	7,015,063
Lockheed Martin Corp.	37,940	3,069,346
Precision Castparts Corp.	118,720	19,563,869
Rockwell Collins, Inc.	25,305	1,401,138

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Spirit AeroSystems Holdings, Inc., Class A*	3,965	$82,393
Textron, Inc.	2,626	48,555
TransDigm Group, Inc.*	8,181	782,758
United Technologies Corp.	141,998	10,378,634

		51,855,863

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	27,168	1,895,783
Expeditors International of Washington, Inc.	34,878	1,428,603
FedEx Corp.	2,996	250,196
United Parcel Service, Inc., Class B	120,497	8,819,175
UTi Worldwide, Inc.	15,164	201,530

		12,595,287

Airlines (0.1%)
AMR Corp.*	25,694	8,993
Copa Holdings S.A., Class A	4,138	242,777
Delta Air Lines, Inc.*	83,176	672,894
Southwest Airlines Co.	22,824	195,373
United Continental Holdings, Inc.*	46,205	871,888

		1,991,925

Building Products (0.0%)
Armstrong World Industries, Inc.*	347	15,223
Lennox International, Inc.	8,732	294,705
Masco Corp.	58,614	614,274

		924,202

Commercial Services & Supplies (0.1%)
Avery Dennison Corp.	1,041	29,856
Copart, Inc.*	9,150	438,193
Covanta Holding Corp.	1,285	17,592
Iron Mountain, Inc.	27,335	841,918
KAR Auction Services, Inc.*	950	12,825
Stericycle, Inc.*	14,116	1,099,919
Waste Connections, Inc.	16,288	539,784

		2,980,087

Construction & Engineering (0.1%)
AECOM Technology Corp.*	8,748	179,946
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	9,454	357,361
Fluor Corp.	28,624	1,438,356
KBR, Inc.	1,620	45,150

		2,020,813

Electrical Equipment (1.1%)
AMETEK, Inc.	26,445	1,113,334
Babcock & Wilcox Co.*	19,243	464,526
Cooper Industries plc	17,755	961,433
Emerson Electric Co.	123,278	5,743,522
General Cable Corp.*	4,437	110,969
GrafTech International Ltd.*	1,127	15,384
Polypore International, Inc.*	6,391	281,140
Rockwell Automation, Inc.	150,653	11,053,411
Roper Industries, Inc.	15,756	1,368,724
Thomas & Betts Corp.*	2,081	113,623

		21,226,066

Industrial Conglomerates (1.4%)
3M Co.	102,901	$8,410,099
Carlisle Cos., Inc.	856	37,921
Danaher Corp.	413,760	19,463,270

		27,911,290

Machinery (3.3%)
Caterpillar, Inc.	105,730	9,579,138
Cummins, Inc.	215,626	18,979,400
Deere & Co.	68,835	5,324,387
Donaldson Co., Inc.	12,532	853,179
Dover Corp.	23,845	1,384,202
Eaton Corp.	338,051	14,715,360
Flowserve Corp.	8,315	825,846
Gardner Denver, Inc.	8,557	659,402
Graco, Inc.	9,929	405,997
Harsco Corp.	1,225	25,210
IDEX Corp.	12,157	451,146
Illinois Tool Works, Inc.	68,329	3,191,648
Ingersoll-Rand plc	40,598	1,237,021
Joy Global, Inc.	17,215	1,290,609
Kennametal, Inc.	1,567	57,227
Lincoln Electric Holdings, Inc.	8,475	331,542
Manitowoc Co., Inc.	21,580	198,320
Navistar International Corp.*	6,419	243,152
Nordson Corp.	9,932	409,000
PACCAR, Inc.	59,946	2,246,177
Pall Corp.	19,093	1,091,165
Parker Hannifin Corp.	10,198	777,597
Snap-on, Inc.	1,728	87,471
SPX Corp.	2,290	138,018
Timken Co.	12,079	467,578
Toro Co.	5,060	306,940
Valmont Industries, Inc.	3,720	337,739
WABCO Holdings, Inc.*	11,044	479,310
Wabtec Corp.	7,904	552,885

		66,646,666

Marine (0.0%)
Kirby Corp.*	6,232	410,315

Professional Services (0.2%)
Dun & Bradstreet Corp.	8,074	604,177
Equifax, Inc.	1,076	41,684
IHS, Inc., Class A*	8,087	696,776
Nielsen Holdings N.V.*	11,362	337,338
Robert Half International, Inc.	24,025	683,752
Towers Watson & Co., Class A	1,937	116,084
Verisk Analytics, Inc., Class A*	16,379	657,289

		3,137,100

Road & Rail (1.6%)
Con-way, Inc.	806	23,503
CSX Corp.	180,867	3,809,059
Hertz Global Holdings, Inc.*	40,022	469,058
J.B. Hunt Transport Services, Inc.	14,957	674,112
Kansas City Southern*	13,471	916,163
Landstar System, Inc.	7,861	376,699
Union Pacific Corp.	238,364	25,252,282

		31,520,876

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Trading Companies & Distributors (0.2%)
Fastenal Co.	48,377	$2,109,721
MSC Industrial Direct Co., Inc., Class A	7,252	518,880
W.W. Grainger, Inc.	9,346	1,749,478
WESCO International, Inc.*	3,333	176,682

		4,554,761

Total Industrials		227,775,251

Information Technology (20.8%)
Communications Equipment (1.9%)
Acme Packet, Inc.*	8,753	270,555
Ciena Corp.*	15,561	188,288
F5 Networks, Inc.*	13,322	1,413,731
Harris Corp.	5,221	188,165
JDS Uniphase Corp.*	37,095	387,272
Juniper Networks, Inc.*	87,492	1,785,712
Polycom, Inc.*	28,884	470,809
QUALCOMM, Inc.	622,028	34,024,931
Riverbed Technology, Inc.*	25,122	590,367

		39,319,830

Computers & Peripherals (5.1%)
Apple, Inc.*	219,870	89,047,350
Dell, Inc.*	197,839	2,894,384
EMC Corp.*	337,447	7,268,608
Fusion-io, Inc.*	1,458	35,284
NCR Corp.*	20,398	335,751
NetApp, Inc.*	60,340	2,188,532
QLogic Corp.*	13,989	209,835

		101,979,744

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	27,180	1,233,700
Arrow Electronics, Inc.*	2,672	99,960
Dolby Laboratories, Inc., Class A*	8,652	263,973
FLIR Systems, Inc.	26,135	655,204
IPG Photonics Corp.*	4,513	152,855
Jabil Circuit, Inc.	26,032	511,789
National Instruments Corp.	14,868	385,825
Trimble Navigation Ltd.*	20,071	871,081

		4,174,387

Internet Software & Services (3.5%)
Akamai Technologies, Inc.*	27,800	897,384
Baidu, Inc. (ADR)*	193,269	22,510,040
eBay, Inc.*	103,212	3,130,420
Equinix, Inc.*	7,667	777,434
Google, Inc., Class A*	62,711	40,505,035
LinkedIn Corp., Class A*	1,476	93,003
Rackspace Hosting, Inc.*	16,867	725,450
VeriSign, Inc.	26,086	931,792
VistaPrint N.V.*	6,579	201,317
WebMD Health Corp.*	9,702	364,310

		70,136,185

IT Services (5.5%)
Accenture plc, Class A	432,088	23,000,044
Alliance Data Systems Corp.*	8,349	866,960
Automatic Data Processing, Inc.	81,956	4,426,444

Booz Allen Hamilton Holding Corp.*	1,842	$31,775
Broadridge Financial Solutions, Inc.	19,067	429,961
Cognizant Technology Solutions Corp., Class A*	49,901	3,209,133
DST Systems, Inc.	735	33,457
Fiserv, Inc.*	18,914	1,111,008
FleetCor Technologies, Inc.*	2,434	72,704
Gartner, Inc.*	15,921	553,573
Genpact Ltd.*	16,002	239,230
Global Payments, Inc.	13,082	619,825
International Business Machines Corp.	198,632	36,524,452
Lender Processing Services, Inc.	14,116	212,728
Mastercard, Inc., Class A	17,592	6,558,650
NeuStar, Inc., Class A*	12,091	413,150
Paychex, Inc.	48,811	1,469,699
SAIC, Inc.*	15,199	186,796
Teradata Corp.*	27,726	1,344,988
VeriFone Systems, Inc.*	16,693	592,935
Visa, Inc., Class A	259,625	26,359,726
Western Union Co.	103,769	1,894,822

		110,152,060

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	8,947	320,124

Semiconductors & Semiconductor Equipment (1.1%)
Advanced Micro Devices, Inc.*	100,609	543,289
Altera Corp.	52,875	1,961,662
Analog Devices, Inc.	49,181	1,759,696
Applied Materials, Inc.	13,590	145,549
Atmel Corp.*	70,084	567,680
Avago Technologies Ltd.	31,307	903,520
Broadcom Corp., Class A*	87,931	2,581,654
Cree, Inc.*	1,058	23,318
Cypress Semiconductor Corp.*	25,249	426,456
First Solar, Inc.*	9,744	328,957
Freescale Semiconductor Holdings I Ltd.*	4,436	56,115
Intersil Corp., Class A	10,259	107,104
KLA-Tencor Corp.	21,243	1,024,975
Lam Research Corp.*	20,449	757,022
Linear Technology Corp.	37,445	1,124,473
LSI Corp.*	28,353	168,700
Maxim Integrated Products, Inc.	48,527	1,263,643
MEMC Electronic Materials, Inc.*	22,353	88,071
Microchip Technology, Inc.	31,322	1,147,325
NVIDIA Corp.*	98,603	1,366,638
ON Semiconductor Corp.*	72,790	561,939
PMC-Sierra, Inc.*	2,284	12,585
Silicon Laboratories, Inc.*	6,156	267,294
Skyworks Solutions, Inc.*	30,967	502,285
Texas Instruments, Inc.	120,934	3,520,389
Xilinx, Inc.	43,629	1,398,746

		22,609,085

Software (3.5%)
Adobe Systems, Inc.*	82,743	2,339,145
ANSYS, Inc.*	15,026	860,689

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Ariba, Inc.*	15,808	$443,889
Autodesk, Inc.*	37,767	1,145,473
BMC Software, Inc.*	29,088	953,505
Cadence Design Systems, Inc.*	44,160	459,264
Citrix Systems, Inc.*	30,841	1,872,665
Compuware Corp.*	26,205	218,026
Electronic Arts, Inc.*	54,652	1,125,831
FactSet Research Systems, Inc.	7,592	662,630
Fortinet, Inc.*	19,629	428,108
Informatica Corp.*	17,312	639,332
Intuit, Inc.	49,629	2,609,989
MICROS Systems, Inc.*	13,277	618,443
Microsoft Corp.	1,216,987	31,592,982
Nuance Communications, Inc.*	38,992	981,039
Oracle Corp.	629,903	16,157,012
Red Hat, Inc.*	31,697	1,308,769
Rovi Corp.*	18,483	454,312
Salesforce.com, Inc.*	21,963	2,228,366
Solera Holdings, Inc.	11,564	515,061
Symantec Corp.*	123,957	1,939,927
Synopsys, Inc.*	1,562	42,486
TIBCO Software, Inc.*	27,161	649,419
VMware, Inc., Class A*	13,925	1,158,421

		71,404,783

Total Information Technology		420,096,198

Materials (5.7%)
Chemicals (4.3%)
Air Products and Chemicals, Inc.	34,755	2,960,778
Airgas, Inc.	12,911	1,008,091
Albemarle Corp.	15,006	772,959
Celanese Corp.	25,629	1,134,596
CF Industries Holdings, Inc.	8,954	1,298,151
Dow Chemical Co.	377,141	10,846,575
E.I. du Pont de Nemours & Co.	152,312	6,972,843
Eastman Chemical Co.	23,266	908,770
Ecolab, Inc.	49,201	2,844,310
FMC Corp.	11,741	1,010,196
Huntsman Corp.	6,172	61,720
International Flavors & Fragrances, Inc.	13,157	689,690
Intrepid Potash, Inc.*	8,571	193,962
Kronos Worldwide, Inc.	3,576	64,511
LyondellBasell Industries N.V., Class A	3,485	113,228
Monsanto Co.	295,532	20,707,927
Mosaic Co.	45,194	2,279,133
PPG Industries, Inc.	25,943	2,165,981
Praxair, Inc.	240,167	25,673,852
Rockwood Holdings, Inc.*	10,624	418,267
Scotts Miracle-Gro Co., Class A	6,037	281,868
Sherwin-Williams Co.	14,748	1,316,554
Sigma-Aldrich Corp.	20,019	1,250,387
Solutia, Inc.*	20,021	345,963
Valspar Corp.	2,002	78,018
W.R. Grace & Co.*	10,821	496,900
Westlake Chemical Corp.	692	27,846

		85,923,076

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	3,499	$263,859

Containers & Packaging (0.2%)
Ball Corp.	27,489	981,632
Crown Holdings, Inc.*	25,515	856,794
Packaging Corp. of America	15,088	380,821
Rock-Tenn Co., Class A	11,337	654,145
Silgan Holdings, Inc.	8,103	313,100
Temple-Inland, Inc.	4,617	146,405

		3,332,897

Metals & Mining (1.2%)
AK Steel Holding Corp.	3,646	30,116
Allegheny Technologies, Inc.	17,369	830,238
Allied Nevada Gold Corp.*	14,606	442,270
Carpenter Technology Corp.	7,208	371,068
Cliffs Natural Resources, Inc.	23,964	1,494,155
Compass Minerals International, Inc.	5,382	370,551
Freeport-McMoRan Copper & Gold, Inc.	514,846	18,941,184
Molycorp, Inc.*	9,175	220,017
Reliance Steel & Aluminum Co.	1,781	86,717
Royal Gold, Inc.	8,895	599,790
Schnitzer Steel Industries, Inc., Class A	1,044	44,140
Southern Copper Corp.	27,824	839,728
Steel Dynamics, Inc.	26,089	343,070
Titanium Metals Corp.	7,450	111,601
Walter Energy, Inc.	10,195	617,409

		25,342,054

Paper & Forest Products (0.0%)
International Paper Co.	15,166	448,914

Total Materials		115,310,800

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.3%)
Level 3 Communications, Inc.*	3,655	62,098
tw telecom, Inc.*	21,079	408,511
Verizon Communications, Inc.	104,863	4,207,104
Windstream Corp.	53,189	624,439

		5,302,152

Wireless Telecommunication Services (0.4%)
American Tower Corp., Class A	65,052	3,903,771
Clearwire Corp., Class A*	25,534	49,536
Crown Castle International Corp.*	47,643	2,134,406
MetroPCS Communications, Inc.*	45,450	394,506
NII Holdings, Inc.*	24,373	519,145
SBA Communications Corp., Class A*	18,598	798,970

		7,800,334

Total Telecommunication Services		13,102,486

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Utilities (0.1%)
Electric Utilities (0.1%)
ITC Holdings Corp.	8,355	$633,977

Gas Utilities (0.0%)
National Fuel Gas Co.	1,979	109,993
ONEOK, Inc.	1,319	114,344

		224,337

Water Utilities (0.0%)
Aqua America, Inc.	2,343	51,663

Total Utilities		909,977

Total Common Stocks (84.0%) (Cost $1,359,214,082)		1,694,652,801

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (9.9%)
iShares Morningstar Large Core Index Fund	48,823	3,490,844
iShares Morningstar Large Growth Index Fund‡	725,765	47,864,202
iShares Morningstar Large Value Index Fund	10,668	630,372
iShares NYSE 100 Index Fund	5,794	348,243
iShares Russell 1000 Growth Index Fund	1,152,073	66,578,299

iShares Russell 1000 Index Fund	7,525	$522,009
iShares Russell 1000 Value Index Fund	10,390	659,557
iShares S&P 100 Index Fund	12,787	729,243
iShares S&P 500 Growth Index Fund	675,850	45,565,807
iShares S&P 500 Index Fund	5,279	664,943
iShares S&P 500 Value Index Fund	14,904	861,898
Vanguard Growth ETF	512,322	31,641,007
Vanguard Value ETF	15,400	808,346

Total Investment Companies (9.9%) (Cost $164,641,583)		200,364,770

Total Investments (93.9%) (Cost $1,523,855,665)		1,895,017,571
Other Assets Less Liabilities (6.1%)		122,072,013

Net Assets (100%)		$2,017,089,584

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$310,363,499	$122,228,987	$432,592,486	$—	$185,526	$—
iShares Morningstar Large Growth Index Fund	46,196,357	3,399,734	1,779,364	47,864,202	427,695	227,619

	$356,559,856	$125,628,721	$434,371,850	$47,864,202	$613,221	$227,619

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	528	March-12	$23,651,207	$24,018,720	$367,513
S&P 500 E-Mini Index	1,532	March-12	94,593,590	95,949,160	1,355,570

					$1,723,083

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$337,792,407	$13,738,929	$—	$351,531,336
Consumer Staples	161,880,682	—	—	161,880,682
Energy	168,313,547	—	—	168,313,547
Financials	71,053,206	—	—	71,053,206
Health Care	164,679,318	—	—	164,679,318
Industrials	227,775,251	—	—	227,775,251
Information Technology	420,096,198	—	—	420,096,198
Materials	115,310,800	—	—	115,310,800
Telecommunication Services	13,102,486	—	—	13,102,486
Utilities	909,977	—	—	909,977
Futures	1,723,083	—	—	1,723,083
Investment Companies
Exchange Traded Funds (ETFs)	200,364,770	—	—	200,364,770

Total Assets	$1,883,001,725	$13,738,929	$—	$1,896,740,654

Total Liabilities	$—	$—	$—	$—

Total	$1,883,001,725	$13,738,929	$—	$1,896,740,654

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	1,723,083	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,723,083

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(76,711,764)	—	—	(76,711,764)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(76,711,764)	$—	$—	$(76,711,764)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(6,452,219)	—	—	(6,452,219)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(6,452,219)	$—	$—	$(6,452,219)

The Portfolio held futures contracts with an average notional balance of approximately $227,242,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$766,869,643
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$674,791,846

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$370,589,130
Aggregate gross unrealized depreciation	(40,930,077)

Net unrealized appreciation	$329,659,053

Federal income tax cost of investments	$1,565,358,518

The Portfolio has a net capital loss carryforward of $672,135,063 of which $107,609,436 expires in the year 2016 and $564,525,627 expires in the year 2017. The Portfolio had a net capital loss carryforward of $51,610,054 expire during 2011.

Included in the capital loss carryforward amounts are $49,340,618 of losses acquired from the EQ/Capital Guardian Growth Portfolio as a result of a tax free reorganization that occurred during the year 2011. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Affiliated Issuers (Cost $37,306,116)	$47,864,202
Unaffiliated Issuers (Cost $1,486,549,549)	1,847,153,369
Cash	114,725,551
Cash held as collateral at broker	9,164,000
Dividends, interest and other receivables	1,650,651
Receivable from Separate Accounts for Trust shares sold	865,224
Receivable from sub-advisor	11,059
Other assets	8,261

Total assets	2,021,442,317

LIABILITIES
Payable for securities purchased	1,440,637
Payable to Separate Accounts for Trust shares redeemed	974,065
Investment management fees payable	856,000
Due to broker for futures variation margin	396,719
Administrative fees payable	219,270
Distribution fees payable - Class IB	193,905
Trustees’ fees payable	1,057
Accrued expenses	271,080

Total liabilities	4,352,733

NET ASSETS	$2,017,089,584

Net assets were comprised of:
Paid in capital	$2,433,889,235
Accumulated undistributed net investment income (loss)	308,498
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(789,993,138)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	372,884,989

Net assets	$2,017,089,584

Class IA
Net asset value, offering and redemption price per share, $8,696,886 / 532,675 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.33

Class IB
Net asset value, offering and redemption price per share, $911,391,333 / 57,098,929 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.96

Class K
Net asset value, offering and redemption price per share, $1,097,001,365 / 67,205,412 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.32

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($613,221 of dividend income received from affiliates) (net of $14,125 foreign withholding tax)	$26,898,542
Interest	69,303

Total income	26,967,845

EXPENSES
Investment management fees	9,891,186
Administrative fees	3,091,845
Distribution fees - Class IB	2,171,333
Printing and mailing expenses	187,309
Custodian fees	102,299
Professional fees	83,879
Trustees’ fees	52,199
Miscellaneous	36,876

Gross expenses	15,616,926
Less: Reimbursement from sub-advisor	(104,803)
Fees paid indirectly	(4,344)

Net expenses	15,507,779

NET INVESTMENT INCOME (LOSS)	11,460,066

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($227,619 of realized gain (loss) from affiliates)	37,886,693
Futures	(76,711,764)
Foreign currency transactions	(3,490)

Net realized gain (loss)	(38,828,561)

Change in unrealized appreciation (depreciation) on:
Securities	(51,919,009)
Futures	(6,452,219)
Foreign currency translations	66

Net change in unrealized appreciation (depreciation)	(58,371,162)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(97,199,723)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(85,739,657)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,460,066		$9,081,054
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	(38,828,561)		173,680,034
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(58,371,162)		50,436,419

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(85,739,657)		233,197,507

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(108,144)		(6,526,778)
Class IB	(3,915,306)		(2,458,097)
Class K†	(7,316,666)		—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,340,116)		(8,984,875)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 6,638,698 and 7,819,940 shares, respectively ]	108,918,665		113,751,957
Capital shares issued in connection with merger (Note 9) [ 87,000 and 0 shares, respectively ]	1,560,495		—
Capital shares issued in reinvestment of dividends [ 6,834 and 388,672 shares, respectively ]	108,144		6,526,778
Capital shares repurchased [ (70,760,990) and (6,497,720) shares, respectively ]	(1,143,960,105	)(z)	(100,040,839)

Total Class IA transactions	(1,033,372,801)		20,237,896

Class IB
Capital shares sold [ 2,407,028 and 2,725,818 shares, respectively ]	40,025,181		40,595,627
Capital shares issued in connection with merger (Note 9) [ 21,272,958 and 0 shares, respectively ]	373,711,126		—
Capital shares issued in reinvestment of dividends [ 252,719 and 149,937 shares, respectively ]	3,915,306		2,458,097
Capital shares repurchased [ (8,892,689) and (7,361,536) shares, respectively ]	(148,564,231)		(109,313,133)

Total Class IB transactions	269,087,382		(66,259,409)

Class K†
Capital shares sold [ 69,282,366 and 0 shares, respectively ]	1,115,056,894	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 461,835 and 0 shares, respectively ]	7,316,666		—
Capital shares repurchased [ (2,538,789) and 0 shares, respectively ]	(41,123,751)		—

Total Class K transactions	1,081,249,809		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	316,964,390		(46,021,513)

TOTAL INCREASE (DECREASE) IN NET ASSETS	219,884,617		178,191,119
NET ASSETS:
Beginning of year	1,797,204,967		1,619,013,848

End of year (a)	$2,017,089,584		$1,797,204,967

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$308,498		$292,982

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Large Cap Growth PLUS Portfolio exchanged approximately 64,406,965 Class IA shares for approximately 64,406,965 Class K shares. This exchange amounted to approximately $1,035,030,569.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010		2009		2008		2007
Net asset value, beginning of year	$17.00	$14.95		$11.32		$18.12		$15.74

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.10	(e)	0.13	(e)	0.14	(e)	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.67)	2.05		3.71		(6.89)		2.39

Total from investment operations	(0.56)	2.15		3.84		(6.75)		2.49

Less distributions:
Dividends from net investment income	(0.11)	(0.10)		(0.21)		(0.05)		(0.11)

Net asset value, end of year	$16.33	$17.00		$14.95		$11.32		$18.12

Total return	(3.27)%	14.40%		33.93%		(37.28)%		15.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,697	$1,097,259		$939,856		$2,408,216		$7,371
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.67%	0.68%		0.70%		0.73%		0.73%
After waivers, reimbursements and fees paid indirectly (f)	0.67%	0.68%		0.69%		0.73%		0.58%
Before waivers, reimbursements and fees paid indirectly (f)	0.68%	0.69%		0.70%		0.74%		0.74%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.61%	0.65%		1.10%		0.18%		0.49%
After waivers, reimbursements and fees paid indirectly (f)	0.61%	0.65%		1.10%		0.18%		0.64%
Before waivers, reimbursements and fees paid indirectly (f)	0.61%	0.64%		1.10%		0.17%		0.49%
Portfolio turnover rate	39%	39%		43%		33%		136%

	Year Ended December 31,
Class IB	2011	2010		2009		2008		2007
Net asset value, beginning of year	$16.64	$14.59		$10.95		$17.75		$15.40

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.06	(e)	0.12	(e)	0.07	(e)	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.67)	2.05		3.68		(6.85)		2.35

Total from investment operations	(0.61)	2.11		3.80		(6.78)		2.41

Less distributions:
Dividends from net investment income	(0.07)	(0.06)		(0.16)		(0.02)		(0.06)

Net asset value, end of year	$15.96	$16.64		$14.59		$10.95		$17.75

Total return	(3.66)%	14.46%		34.77%		(38.28)%		15.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$911,391	$699,946		$679,158		$537,379		$978,032
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.92%	0.93	%(c)	0.95	%(c)	0.98	%(c)	0.98	%(c)
After waivers, reimbursements and fees paid indirectly (f)	0.92%	0.93	%(c)	0.94%		0.98	%(c)	0.83%
Before waivers, reimbursements and fees paid indirectly (f)	0.93%	0.94%		0.95	%(c)	0.99	%(c)	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.35%	0.43%		0.94%		0.48%		0.24%
After waivers, reimbursements and fees paid indirectly (f)	0.35%	0.43%		0.95%		0.49%		0.39%
Before waivers, reimbursements and fees paid indirectly (f)	0.34%	0.42%		0.94%		0.47%		0.23%
Portfolio turnover rate	39%	39%		43%		33%		136%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$15.80

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.57

Total from investment operations	0.63

Less distributions:
Dividends from net investment income	(0.11)

Net asset value, end of period	$16.32

Total return (b)	4.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,097,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.68%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.68%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.06%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.07%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.06%
Portfolio turnover rate	39%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include expenses of the underlying funds.

See Notes to Financial Statements.

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares	(0.15)%	(10.90)%	(7.13)%
Portfolio – Class IB Shares	(0.41)	(11.14)	(7.37)
Portfolio – Class K Shares**	(0.15)	(10.90)	(7.13)
Russell 1000® Value Index	0.39	(2.64)	1.30

*   Date of inception 10/3/05.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (0.15)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 0.39% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection was particularly strong in the Health Care, Utilities and Consumer Staples sectors during the year.

•	Positive contributions came from a diverse array of holdings including Pfizer Inc., Chevron Corp., Intel Corp., Cisco Systems Inc. and Bristol-Myers Squibb Co.

What hurt performance during the year:

•	The Financials, Materials and Information Technology sectors were the largest detractors from performance during the year.

•	The following companies had the largest negative contribution to return: Bank of America Corp., Citigroup Inc., Goldman Sachs Group Inc., JPMorgan Chase & Co. and Hewlett-Packard Co.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	23.9%
Health Care	12.6
Energy	12.1
Industrials	9.1
Consumer Discretionary	8.7
Information Technology	8.7
Consumer Staples	8.0
Utilities	7.6
Telecommunication Services	4.7
Materials	2.6
Cash and Other	2.0

100.0%

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$944.70	$2.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.67	2.57
Class IB
Actual	1,000.00	943.78	3.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.41	3.84
Class K†
Actual	1,000.00	1,097.70	1.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.70	2.53

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.50%, 0.75% and 0.50%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.7%)
Auto Components (0.5%)
Autoliv, Inc.	4,367	$233,591
Federal-Mogul Corp.*	702	10,355
Johnson Controls, Inc.	25,186	787,314
Lear Corp.	5,140	204,572
TRW Automotive Holdings Corp.*	4,915	160,229
Visteon Corp.*	2,500	124,850

		1,520,911

Automobiles (0.5%)
Ford Motor Co.*	81,400	875,864
General Motors Co.*	37,800	766,206
Thor Industries, Inc.	2,300	63,089

		1,705,159

Distributors (0.1%)
Genuine Parts Co.	5,742	351,410

Diversified Consumer Services (0.1%)
Career Education Corp.*	3,300	26,301
DeVry, Inc.	700	26,922
Education Management Corp.*	2,057	57,575
H&R Block, Inc.	6,659	108,742
Service Corp. International	11,632	123,881

		343,421

Hotels, Restaurants & Leisure (0.5%)
Brinker International, Inc.	57	1,525
Carnival Corp.	21,188	691,576
Choice Hotels International, Inc.	1,247	47,448
Hyatt Hotels Corp., Class A*	2,025	76,221
International Game Technology	7,700	132,440
MGM Resorts International*	13,516	140,972
Penn National Gaming, Inc.*	3,437	130,847
Royal Caribbean Cruises Ltd.	3,194	79,116
Wendy’s Co.	15,048	80,657
WMS Industries, Inc.*	3,000	61,560
Wyndham Worldwide Corp.	8,359	316,221

		1,758,583

Household Durables (0.6%)
D.R. Horton, Inc.	13,527	170,575
Garmin Ltd.	5,285	210,396
Harman International Industries, Inc.	1,224	46,561
Jarden Corp.	4,715	140,884
Leggett & Platt, Inc.	1,862	42,901
Lennar Corp., Class A	8,400	165,060
Mohawk Industries, Inc.*	2,727	163,211
Newell Rubbermaid, Inc.	14,235	229,895
NVR, Inc.*	300	205,800
PulteGroup, Inc.*	17,297	109,144
Toll Brothers, Inc.*	7,375	150,598
Whirlpool Corp.	4,016	190,559

		1,825,584

Internet & Catalog Retail (0.2%)
Expedia, Inc.	2,101	60,956
Liberty Interactive Corp.*	30,589	496,001

TripAdvisor, Inc.*	2,101	$52,954

		609,911

Leisure Equipment & Products (0.0%)
Mattel, Inc.	4,723	131,110

Media (3.5%)
CBS Corp., Class B	27,966	758,997
Clear Channel Outdoor Holdings, Inc., Class A*	2,116	26,556
Comcast Corp., Class A	78,200	1,854,122
DISH Network Corp., Class A	2,624	74,732
DreamWorks Animation SKG, Inc., Class A*	3,800	63,061
Gannett Co., Inc.	12,273	164,090
Interpublic Group of Cos., Inc.	16,100	156,653
Lamar Advertising Co., Class A*	2,404	66,110
Liberty Media Corp. - Liberty Capital*	5,886	459,402
Madison Square Garden Co., Class A*	3,286	94,111
McGraw-Hill Cos., Inc.	2,803	126,051
News Corp., Class A	115,420	2,059,093
Regal Entertainment Group, Class A	2,352	28,083
Thomson Reuters Corp.	9,543	254,512
Time Warner, Inc.	50,245	1,815,854
Walt Disney Co.	95,063	3,564,862
Washington Post Co., Class B	263	99,101

		11,665,390

Multiline Retail (0.9%)
Big Lots, Inc.*	2,300	86,848
Dillard’s, Inc., Class A	1,500	67,320
J.C. Penney Co., Inc.	8,059	283,274
Kohl’s Corp.	2,241	110,593
Macy’s, Inc.	18,690	601,444
Sears Holdings Corp.*	2,002	63,624
Target Corp.	32,800	1,680,016

		2,893,119

Specialty Retail (1.6%)
Aaron’s, Inc.	1,167	31,136
Abercrombie & Fitch Co., Class A	660	32,234
American Eagle Outfitters, Inc.	10,229	156,401
AutoNation, Inc.*	1,107	40,815
Best Buy Co., Inc.	14,900	348,213
CarMax, Inc.*	9,500	289,560
Chico’s FAS, Inc.	3,100	34,534
Foot Locker, Inc.	7,491	178,586
GameStop Corp., Class A*	7,192	173,543
Gap, Inc.	17,897	331,989
Home Depot, Inc.	32,000	1,345,280
Lowe’s Cos., Inc.	65,736	1,668,380
Orchard Supply Hardware Stores Corp., Class A*†	90	—
RadioShack Corp.	5,122	49,735
Signet Jewelers Ltd.	4,271	187,753
Staples, Inc.	35,700	495,873
Williams-Sonoma, Inc.	2,700	103,950

		5,467,982

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (0.2%)
PVH Corp.	2,500	$176,225
VF Corp.	4,480	568,915

		745,140

Total Consumer Discretionary		29,017,720

Consumer Staples (8.0%)
Beverages (0.3%)
Beam, Inc.	7,647	391,756
Brown-Forman Corp., Class B	768	61,832
Coca-Cola Enterprises, Inc.	3,999	103,094
Constellation Brands, Inc., Class A*	9,050	187,064
Molson Coors Brewing Co., Class B	6,949	302,559

		1,046,305

Food & Staples Retailing (1.5%)
CVS Caremark Corp.	68,275	2,784,255
Kroger Co.	8,054	195,068
Safeway, Inc.	17,484	367,863
SUPERVALU, Inc.	11,903	96,652
Walgreen Co.	2,698	89,196
Wal-Mart Stores, Inc.	21,282	1,271,812

		4,804,846

Food Products (2.4%)
Archer-Daniels-Midland Co.	33,716	964,278
Bunge Ltd.	5,511	315,229
Campbell Soup Co.	2,234	74,258
ConAgra Foods, Inc.	18,135	478,764
Corn Products International, Inc.	729	38,338
Dean Foods Co.*	10,102	113,142
General Mills, Inc.	7,572	305,985
H.J. Heinz Co.	6,791	366,986
Hershey Co.	2,035	125,722
Hormel Foods Corp.	3,351	98,151
J.M. Smucker Co.	5,919	462,688
Kellogg Co.	815	41,215
Kraft Foods, Inc., Class A	83,162	3,106,932
McCormick & Co., Inc. (Non-Voting)	2,188	110,319
Mead Johnson Nutrition Co.	8,231	565,717
Ralcorp Holdings, Inc.*	2,690	229,995
Sara Lee Corp.	5,212	98,611
Smithfield Foods, Inc.*	7,836	190,258
Tyson Foods, Inc., Class A	15,524	320,415

		8,007,003

Household Products (3.0%)
Church & Dwight Co., Inc.	3,200	146,432
Clorox Co.	6,404	426,250
Colgate-Palmolive Co.	2,446	225,986
Energizer Holdings, Inc.*	3,494	270,715
Kimberly-Clark Corp.	2,405	176,912
Procter & Gamble Co.	130,871	8,730,404

		9,976,699

Tobacco (0.8%)
Altria Group, Inc.	26,833	795,599
Lorillard, Inc.	6,832	778,848

Philip Morris International, Inc.	8,463	$664,176
Reynolds American, Inc.	11,896	492,732

		2,731,355

Total Consumer Staples		26,566,208

Energy (12.1%)
Energy Equipment & Services (1.0%)
Atwood Oceanics, Inc.*	1,977	78,665
Baker Hughes, Inc.	13,049	634,703
Cameron International Corp.*	3,408	167,640
Diamond Offshore Drilling, Inc.	1,925	106,375
Helmerich & Payne, Inc.	356	20,776
McDermott International, Inc.*	1,578	18,163
Nabors Industries Ltd.*	14,153	245,413
National Oilwell Varco, Inc.	21,149	1,437,920
Oil States International, Inc.*	450	34,366
Patterson-UTI Energy, Inc.	7,257	144,995
Rowan Cos., Inc.*	5,628	170,697
SEACOR Holdings, Inc.*	1,106	98,390
Tidewater, Inc.	2,539	125,173
Unit Corp.*	2,177	101,013

		3,384,289

Oil, Gas & Consumable Fuels (11.1%)
Alpha Natural Resources, Inc.*	5,292	108,116
Anadarko Petroleum Corp.	21,186	1,617,127
Apache Corp.	13,658	1,237,142
Arch Coal, Inc.	9,762	141,647
Chesapeake Energy Corp.	32,797	731,045
Chevron Corp.	95,307	10,140,665
Cimarex Energy Co.	3,100	191,890
Cobalt International Energy, Inc.*	446	6,922
ConocoPhillips	66,670	4,858,243
Denbury Resources, Inc.*	3,584	54,118
Devon Energy Corp.	21,235	1,316,570
El Paso Corp.	2,382	63,290
Energen Corp.	3,740	187,000
EQT Corp.	3,905	213,955
Exxon Mobil Corp.	64,799	5,492,363
Forest Oil Corp.*	1,262	17,100
Hess Corp.	15,218	864,382
Kinder Morgan, Inc.	2,900	93,293
Marathon Oil Corp.	35,748	1,046,344
Marathon Petroleum Corp.	17,574	585,039
Murphy Oil Corp.	8,287	461,917
Newfield Exploration Co.*	2,970	112,058
Noble Energy, Inc.	6,979	658,748
Occidental Petroleum Corp.	29,110	2,727,607
Pioneer Natural Resources Co.	1,169	104,602
Plains Exploration & Production Co.*	6,930	254,470
QEP Resources, Inc.	1,954	57,252
Quicksilver Resources, Inc.*	6,061	40,669
SM Energy Co.	597	43,641
Southern Union Co.	6,166	259,650
Spectra Energy Corp.	32,407	996,515
Sunoco, Inc.	5,422	222,411
Teekay Corp.	2,333	62,361
Tesoro Corp.*	7,152	167,071
Valero Energy Corp.	28,286	595,420

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Williams Cos., Inc.	29,404	$970,920

		36,701,563

Total Energy		40,085,852

Financials (23.9%)
Capital Markets (2.6%)
Affiliated Managers Group, Inc.*	800	76,760
American Capital Ltd.*	18,600	125,178
Ameriprise Financial, Inc.	11,410	566,392
Ares Capital Corp.	9,794	155,017
Bank of New York Mellon Corp.	62,699	1,248,337
BlackRock, Inc.	2,164	385,711
E*TRADE Financial Corp.*	13,222	105,247
Federated Investors, Inc., Class B	907	13,741
Goldman Sachs Group, Inc.	25,927	2,344,579
Invesco Ltd.	23,531	472,738
Janus Capital Group, Inc.	9,382	59,200
Jefferies Group, Inc.	6,478	89,073
Legg Mason, Inc.	7,826	188,215
LPL Investment Holdings, Inc.*	257	7,849
Morgan Stanley	77,967	1,179,641
Northern Trust Corp.	10,781	427,575
Raymond James Financial, Inc.	5,392	166,936
State Street Corp.	25,228	1,016,941

		8,629,130

Commercial Banks (4.9%)
Associated Banc-Corp	7,702	86,031
Bank of Hawaii Corp.	2,424	107,844
BB&T Corp.	35,233	886,815
BOK Financial Corp.	1,396	76,682
CapitalSource, Inc.	15,249	102,168
CIT Group, Inc.*	10,212	356,092
City National Corp./California	2,487	109,876
Comerica, Inc.	10,405	268,449
Commerce Bancshares, Inc./Missouri	3,597	137,118
Cullen/Frost Bankers, Inc.	2,647	140,053
East West Bancorp, Inc.	7,434	146,822
Fifth Third Bancorp	46,688	593,871
First Citizens BancShares, Inc./North Carolina, Class A	263	46,022
First Horizon National Corp.	13,284	106,272
First Niagara Financial Group, Inc.	15,958	137,718
First Republic Bank/California*	3,900	119,379
Fulton Financial Corp.	9,695	95,108
Huntington Bancshares, Inc./Ohio	42,225	231,815
KeyCorp	49,012	376,902
M&T Bank Corp.	6,244	476,667
PNC Financial Services Group, Inc.	26,589	1,533,388
Popular, Inc.*	57,024	79,263
Regions Financial Corp.	61,868	266,032
SunTrust Banks, Inc.	26,974	477,440
Synovus Financial Corp.	43,538	61,389
TCF Financial Corp.	7,849	81,002
U.S. Bancorp	96,950	2,622,497
Valley National Bancorp	9,021	111,590
Wells Fargo & Co.	229,834	6,334,225

Zions Bancorp	9,668	$157,395

		16,325,925

Consumer Finance (0.9%)
American Express Co.	20,900	985,853
Capital One Financial Corp.	23,130	978,168
Discover Financial Services	24,719	593,256
SLM Corp.	26,789	358,972

		2,916,249

Diversified Financial Services (4.4%)
Bank of America Corp.	507,472	2,821,544
Citigroup, Inc.	145,942	3,839,734
CME Group, Inc.	3,380	823,604
Interactive Brokers Group, Inc., Class A	1,419	21,200
JPMorgan Chase & Co.	199,704	6,640,158
Leucadia National Corp.	9,666	219,805
NASDAQ OMX Group, Inc.*	5,174	126,815
NYSE Euronext	8,850	230,985

		14,723,845

Insurance (7.3%)
ACE Ltd.	16,858	1,182,083
Aflac, Inc.	23,415	1,012,933
Alleghany Corp.*	296	84,446
Allied World Assurance Co. Holdings AG	1,821	114,595
Allstate Corp.	25,888	709,590
American Financial Group, Inc./Ohio	4,191	154,606
American International Group, Inc.*	22,206	515,179
American National Insurance Co.	282	20,594
Aon Corp.	16,407	767,848
Arch Capital Group Ltd.*	6,301	234,586
Arthur J. Gallagher & Co.	5,832	195,022
Aspen Insurance Holdings Ltd.	3,601	95,426
Assurant, Inc.	5,061	207,805
Assured Guaranty Ltd.	8,554	112,400
Axis Capital Holdings Ltd.	6,806	217,520
Berkshire Hathaway, Inc., Class B*	87,998	6,714,247
Brown & Brown, Inc.	6,085	137,704
Chubb Corp.	14,606	1,011,027
Cincinnati Financial Corp.	7,056	214,926
CNA Financial Corp.	1,060	28,355
Endurance Specialty Holdings Ltd.	1,704	65,178
Everest Reinsurance Group Ltd.	2,412	202,825
Fidelity National Financial, Inc., Class A	10,537	167,854
Genworth Financial, Inc., Class A*	25,834	169,213
Hanover Insurance Group, Inc.	2,459	85,942
Hartford Financial Services Group, Inc.	22,699	368,859
HCC Insurance Holdings, Inc.	5,658	155,595
Kemper Corp.	2,478	72,382
Lincoln National Corp.	16,114	312,934
Loews Corp.	15,985	601,835
Markel Corp.*	465	192,822

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Marsh & McLennan Cos., Inc.	27,843	$880,396
MBIA, Inc.*	7,145	82,811
Mercury General Corp.	1,474	67,244
MetLife, Inc.	41,030	1,279,315
Old Republic International Corp.	13,984	129,632
PartnerReinsurance Ltd.	3,293	211,444
Principal Financial Group, Inc.	15,984	393,206
Progressive Corp.	31,285	610,370
Protective Life Corp.	4,743	107,002
Prudential Financial, Inc.	24,511	1,228,491
Reinsurance Group of America, Inc.	3,703	193,482
RenaissanceReinsurance Holdings Ltd.	2,651	197,155
StanCorp Financial Group, Inc.	2,368	87,024
Torchmark Corp.	5,408	234,653
Transatlantic Holdings, Inc.	3,153	172,564
Travelers Cos., Inc.	20,975	1,241,091
Unum Group	14,889	313,711
Validus Holdings Ltd.	3,227	101,650
W. R. Berkley Corp.	5,564	191,346
White Mountains Insurance Group Ltd.	306	138,759
XL Group plc	15,245	301,394

		24,289,071

Real Estate Investment Trusts (REITs) (3.4%)
Alexandria Real Estate Equities, Inc. (REIT)	3,142	216,704
American Capital Agency Corp. (REIT)	11,300	317,304
Annaly Capital Management, Inc. (REIT)	47,395	756,424
Apartment Investment & Management Co. (REIT), Class A	2,064	47,286
AvalonBay Communities, Inc. (REIT)	4,657	608,204
Boston Properties, Inc. (REIT)	1,329	132,368
Brandywine Realty Trust (REIT)	7,053	67,004
BRE Properties, Inc. (REIT)	3,672	185,363
Camden Property Trust (REIT)	988	61,493
Chimera Investment Corp. (REIT)	47,894	120,214
CommonWealth REIT (REIT)	3,717	61,851
Corporate Office Properties Trust/Maryland (REIT)	2,567	54,575
DDR Corp. (REIT)	11,112	135,233
Douglas Emmett, Inc. (REIT)	6,649	121,278
Duke Realty Corp. (REIT)	12,902	155,469
Equity Residential (REIT)	13,609	776,121
Essex Property Trust, Inc. (REIT)	783	110,019
Federal Realty Investment Trust (REIT)	788	71,511
General Growth Properties, Inc. (REIT)	28,359	425,952
HCP, Inc. (REIT)	20,191	836,513
Health Care REIT, Inc. (REIT)	9,570	521,852
Hospitality Properties Trust (REIT)	6,591	151,461
Host Hotels & Resorts, Inc. (REIT)	34,190	504,986

Kimco Realty Corp. (REIT)	20,433	$331,832
Liberty Property Trust (REIT)	5,522	170,519
Macerich Co. (REIT)	4,070	205,942
Mack-Cali Realty Corp. (REIT)	4,185	111,698
Piedmont Office Realty Trust, Inc. (REIT), Class A	9,130	155,575
Plum Creek Timber Co., Inc. (REIT)	3,340	122,110
ProLogis, Inc. (REIT)	22,686	648,593
Public Storage (REIT)	457	61,448
Realty Income Corp. (REIT)	6,426	224,653
Regency Centers Corp. (REIT)	4,525	170,231
Senior Housing Properties Trust (REIT)	8,179	183,537
Simon Property Group, Inc. (REIT)	2,684	346,075
SL Green Realty Corp. (REIT)	4,270	284,553
Taubman Centers, Inc. (REIT)	2,901	180,152
UDR, Inc. (REIT)	10,312	258,831
Ventas, Inc. (REIT)	4,936	272,122
Vornado Realty Trust (REIT)	8,356	642,242
Weingarten Realty Investors (REIT)	6,402	139,692
Weyerhaeuser Co. (REIT)	19,233	359,080

		11,308,070

Real Estate Management & Development (0.1%)
Forest City Enterprises, Inc., Class A*	6,760	79,903
Howard Hughes Corp.*	1,147	50,663
Jones Lang LaSalle, Inc.	500	30,630
St. Joe Co.*	3,405	49,918

		211,114

Thrifts & Mortgage Finance (0.3%)
BankUnited, Inc.	1,800	39,582
Capitol Federal Financial, Inc.	8,785	101,379
Hudson City Bancorp, Inc.	21,744	135,900
New York Community Bancorp, Inc.	21,995	272,078
People’s United Financial, Inc.	15,110	194,164
TFS Financial Corp.*	4,043	36,225
Washington Federal, Inc.	6,159	86,164

		865,492

Total Financials		79,268,896

Health Care (12.6%)
Biotechnology (0.9%)
Amgen, Inc.	44,174	2,836,412
Vertex Pharmaceuticals, Inc.*	1,200	39,852

		2,876,264

Health Care Equipment & Supplies (0.8%)
Alere, Inc.*	4,476	103,351
Baxter International, Inc.	3,056	151,211
Boston Scientific Corp.*	77,445	413,556
CareFusion Corp.*	7,852	199,519
Cooper Cos., Inc.	1,826	128,770
Covidien plc	11,600	522,116
DENTSPLY International, Inc.	4,400	153,956
Hill-Rom Holdings, Inc.	505	17,013

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hologic, Inc.*	12,828	$224,618
Medtronic, Inc.	7,243	277,045
Teleflex, Inc.	2,072	126,993
Zimmer Holdings, Inc.*	8,959	478,590

		2,796,738

Health Care Providers & Services (2.3%)
Aetna, Inc.	18,833	794,564
AMERIGROUP Corp.*	800	47,264
Brookdale Senior Living, Inc.*	668	11,617
Cardinal Health, Inc.	8,878	360,536
Cigna Corp.	14,323	601,566
Community Health Systems, Inc.*	4,981	86,918
Coventry Health Care, Inc.*	7,301	221,731
HCA Holdings, Inc.*	1,900	41,857
Health Net, Inc.*	4,841	147,263
Henry Schein, Inc.*	2,300	148,189
Humana, Inc.	8,432	738,728
LifePoint Hospitals, Inc.*	2,833	105,246
Omnicare, Inc.	6,023	207,492
Patterson Cos., Inc.	3,300	97,416
Quest Diagnostics, Inc.	710	41,223
Tenet Healthcare Corp.*	18,895	96,931
UnitedHealth Group, Inc.	54,492	2,761,655
VCA Antech, Inc.*	4,600	90,850
WellPoint, Inc.	17,526	1,161,097

		7,762,143

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	1,900	35,986

Life Sciences Tools & Services (0.5%)
Bio-Rad Laboratories, Inc., Class A*	1,010	97,001
Life Technologies Corp.*	8,242	320,696
PerkinElmer, Inc.	5,915	118,300
QIAGEN N.V.*	12,300	169,863
Thermo Fisher Scientific, Inc.*	19,095	858,702

		1,564,562

Pharmaceuticals (8.1%)
Abbott Laboratories, Inc.	4,534	254,947
Bristol-Myers Squibb Co.	85,474	3,012,104
Eli Lilly and Co.	34,245	1,423,222
Forest Laboratories, Inc.*	14,306	432,900
Hospira, Inc.*	1,400	42,518
Johnson & Johnson	109,602	7,187,699
Merck & Co., Inc.	155,072	5,846,214
Mylan, Inc.*	2,177	46,719
Pfizer, Inc.	397,002	8,591,123
Watson Pharmaceuticals, Inc.*	424	25,584

		26,863,030

Total Health Care		41,898,723

Industrials (9.1%)
Aerospace & Defense (1.5%)
Alliant Techsystems, Inc.	1,652	94,428
BE Aerospace, Inc.*	261	10,103
Boeing Co.	4,242	311,151
Exelis, Inc.	9,413	85,188
General Dynamics Corp.	16,703	1,109,246
Goodrich Corp.	3,651	451,629

Huntington Ingalls Industries, Inc.*	2,236	$69,942
L-3 Communications Holdings, Inc.	5,380	358,738
Lockheed Martin Corp.	1,935	156,542
Northrop Grumman Corp.	13,177	770,591
Raytheon Co.	18,032	872,388
Spirit AeroSystems Holdings, Inc., Class A*	5,099	105,957
Textron, Inc.	12,739	235,544
United Technologies Corp.	2,605	190,400

		4,821,847

Air Freight & Logistics (0.4%)
FedEx Corp.	14,835	1,238,871
UTi Worldwide, Inc.	1,126	14,964

		1,253,835

Airlines (0.1%)
Copa Holdings S.A., Class A	505	29,628
Delta Air Lines, Inc.*	17,800	144,002
Southwest Airlines Co.	31,249	267,491
United Continental Holdings, Inc.*	2,273	42,892

		484,013

Building Products (0.1%)
Armstrong World Industries, Inc.*	824	36,149
Fortune Brands Home & Security, Inc.*	7,947	135,337
Owens Corning, Inc.*	6,568	188,633

		360,119

Commercial Services & Supplies (0.6%)
Avery Dennison Corp.	5,281	151,459
Cintas Corp.	5,682	197,790
Corrections Corp. of America*	5,696	116,027
Covanta Holding Corp.	6,004	82,195
KAR Auction Services, Inc.*	1,262	17,037
Pitney Bowes, Inc.	9,684	179,541
R.R. Donnelley & Sons Co.	9,653	139,293
Republic Services, Inc.	15,932	438,927
Waste Connections, Inc.	770	25,518
Waste Management, Inc.	23,949	783,372

		2,131,159

Construction & Engineering (0.3%)
AECOM Technology Corp.*	2,988	61,463
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	2,183	82,518
Jacobs Engineering Group, Inc.*	6,178	250,703
KBR, Inc.	7,282	202,949
Quanta Services, Inc.*	10,864	234,011
Shaw Group, Inc.*	3,781	101,709
URS Corp.*	3,917	137,565

		1,070,918

Electrical Equipment (0.2%)
Cooper Industries plc	3,000	162,450
General Cable Corp.*	1,275	31,888
GrafTech International Ltd.*	6,400	87,360

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hubbell, Inc., Class B	2,890	$193,225
Regal-Beloit Corp.	2,052	104,590
Thomas & Betts Corp.*	2,106	114,988

		694,501

Industrial Conglomerates (3.4%)
3M Co.	4,200	343,266
Carlisle Cos., Inc.	2,829	125,325
General Electric Co.	532,854	9,543,415
Tyco International Ltd.	23,625	1,103,524

		11,115,530

Machinery (1.1%)
AGCO Corp.*	4,721	202,861
CNH Global N.V.*	1,262	45,419
Crane Co.	2,641	123,361
Dover Corp.	2,223	129,045
Eaton Corp.	10,492	456,717
Flowserve Corp.	305	30,293
Harsco Corp.	4,136	85,119
IDEX Corp.	360	13,360
Illinois Tool Works, Inc.	1,600	74,736
Ingersoll-Rand plc	3,631	110,636
ITT Corp.	4,706	90,967
Kennametal, Inc.	3,808	139,068
Lincoln Electric Holdings, Inc.	1,700	66,504
Navistar International Corp.*	1,700	64,396
Oshkosh Corp.*	4,800	102,624
Parker Hannifin Corp.	4,466	340,532
Pentair, Inc.	5,176	172,309
Snap-on, Inc.	2,490	126,044
SPX Corp.	1,959	118,069
Stanley Black & Decker, Inc.	8,468	572,437
Terex Corp.*	5,568	75,224
Timken Co.	766	29,652
Trinity Industries, Inc.	4,303	129,348
Xylem, Inc.	9,413	241,820

		3,540,541

Marine (0.0%)
Alexander & Baldwin, Inc.	2,199	89,763
Kirby Corp.*	809	53,265

		143,028

Professional Services (0.2%)
Equifax, Inc.	5,637	218,377
Manpower, Inc.	4,367	156,120
Nielsen Holdings N.V.*	630	18,705
Towers Watson & Co., Class A	2,320	139,038
Verisk Analytics, Inc., Class A*	1,000	40,130

		572,370

Road & Rail (1.1%)
Con-way, Inc.	2,495	72,754
Kansas City Southern*	1,450	98,615
Norfolk Southern Corp.	17,801	1,296,981
Ryder System, Inc.	2,709	143,956
Union Pacific Corp.	20,599	2,182,258

		3,794,564

Trading Companies & Distributors (0.1%)
Air Lease Corp.*	1,800	42,678

GATX Corp.	2,377	$103,780
WESCO International, Inc.*	1,192	63,188

		209,646

Total Industrials		30,192,071

Information Technology (8.7%)
Communications Equipment (2.0%)
Brocade Communications Systems, Inc.*	24,808	128,754
Cisco Systems, Inc.	276,300	4,995,504
EchoStar Corp., Class A*	1,959	41,021
Harris Corp.	4,000	144,160
Motorola Mobility Holdings, Inc.*	13,318	516,738
Motorola Solutions, Inc.	15,134	700,553
Tellabs, Inc.	18,292	73,900

		6,600,630

Computers & Peripherals (1.2%)
Dell, Inc.*	20,900	305,767
Diebold, Inc.	2,957	88,917
Hewlett-Packard Co.	100,000	2,576,000
Lexmark International, Inc., Class A	3,577	118,291
NCR Corp.*	1,800	29,628
QLogic Corp.*	1,000	15,000
SanDisk Corp.*	11,900	585,599
Western Digital Corp.*	11,648	360,506

		4,079,708

Electronic Equipment, Instruments & Components (0.6%)
Arrow Electronics, Inc.*	5,195	194,345
Avnet, Inc.*	7,858	244,305
AVX Corp.	1,997	25,482
Corning, Inc.	78,367	1,017,204
Ingram Micro, Inc., Class A*	8,079	146,957
Itron, Inc.*	2,165	77,442
Jabil Circuit, Inc.	1,718	33,776
Molex, Inc.	6,519	155,543
Tech Data Corp.*	2,203	108,850
Vishay Intertechnology, Inc.*	7,608	68,396

		2,072,300

Internet Software & Services (0.6%)
Akamai Technologies, Inc.*	900	29,052
AOL, Inc.*	4,947	74,700
eBay, Inc.*	26,585	806,323
IAC/InterActiveCorp	3,879	165,245
Monster Worldwide, Inc.*	6,859	54,392
Yahoo!, Inc.*	65,282	1,052,999

		2,182,711

IT Services (1.0%)
Amdocs Ltd.*	9,571	273,061
Broadridge Financial Solutions, Inc.	628	14,161
Computer Sciences Corp.	8,041	190,572
CoreLogic, Inc.*	5,035	65,102
DST Systems, Inc.	1,600	72,832
Fidelity National Information Services, Inc.	13,352	355,030
Fiserv, Inc.*	1,478	86,818

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Genpact Ltd.*	1,500	$22,425
Paychex, Inc.	1,400	42,154
SAIC, Inc.*	10,300	126,587
Total System Services, Inc.	8,256	161,487
Visa, Inc., Class A	17,700	1,797,081

		3,207,310

Office Electronics (0.2%)
Xerox Corp.	70,500	561,180

Semiconductors & Semiconductor Equipment (2.8%)
Applied Materials, Inc.	61,200	655,452
Atmel Corp.*	1,527	12,369
Cree, Inc.*	5,400	119,016
Fairchild Semiconductor International, Inc.*	6,677	80,391
Intel Corp.	266,411	6,460,467
International Rectifier Corp.*	3,871	75,175
Intersil Corp., Class A	3,372	35,204
KLA-Tencor Corp.	2,056	99,202
LSI Corp.*	19,837	118,030
Marvell Technology Group Ltd.*	24,800	343,480
MEMC Electronic Materials, Inc.*	4,924	19,401
Micron Technology, Inc.*	41,629	261,846
Novellus Systems, Inc.*	3,574	147,570
PMC-Sierra, Inc.*	12,150	66,947
SunPower Corp.*	5,080	31,648
Teradyne, Inc.*	9,800	133,574
Texas Instruments, Inc.	21,320	620,625

		9,280,397

Software (0.3%)
Activision Blizzard, Inc.	20,198	248,839
CA, Inc.	19,458	393,344
Compuware Corp.*	3,032	25,226
Synopsys, Inc.*	7,186	195,459

		862,868

Total Information Technology		28,847,104

Materials (2.6%)
Chemicals (1.0%)
Ashland, Inc.	3,917	223,896
Cabot Corp.	3,535	113,615
CF Industries Holdings, Inc.	579	83,943
Cytec Industries, Inc.	2,591	115,688
Dow Chemical Co.	59,010	1,697,128
Ecolab, Inc.	526	30,408
Huntsman Corp.	8,201	82,010
LyondellBasell Industries N.V., Class A	14,500	471,105
RPM International, Inc.	6,838	167,873
Valspar Corp.	4,389	171,039
W.R. Grace & Co.*	400	18,368
Westlake Chemical Corp.	800	32,192

		3,207,265

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	1,300	98,033
Vulcan Materials Co.	6,282	247,196

		345,229

Containers & Packaging (0.3%)
AptarGroup, Inc.	3,499	$182,543
Bemis Co., Inc.	4,971	149,528
Greif, Inc., Class A	2,022	92,102
Owens-Illinois, Inc.*	8,618	167,017
Packaging Corp. of America	556	14,033
Sealed Air Corp.	9,701	166,954
Sonoco Products Co.	4,782	157,615
Temple-Inland, Inc.	4,183	132,643

		1,062,435

Metals & Mining (0.9%)
AK Steel Holding Corp.	5,139	42,448
Alcoa, Inc.	52,381	453,096
Commercial Metals Co.	5,985	82,773
Newmont Mining Corp.	24,400	1,464,244
Nucor Corp.	15,720	622,040
Reliance Steel & Aluminum Co.	3,009	146,508
Schnitzer Steel Industries, Inc., Class A	770	32,556
Steel Dynamics, Inc.	3,101	40,778
Titanium Metals Corp.	2,100	31,458
United States Steel Corp.	7,024	185,855

		3,101,756

Paper & Forest Products (0.3%)
Domtar Corp.	1,973	157,761
International Paper Co.	17,175	508,380
MeadWestvaco Corp.	8,787	263,171

		929,312

Total Materials		8,645,997

Telecommunication Services (4.7%)
Diversified Telecommunication Services (4.5%)
AT&T, Inc.	297,562	8,998,275
CenturyLink, Inc.	30,608	1,138,618
Frontier Communications Corp.	48,133	247,885
Level 3 Communications, Inc.*	6,790	115,362
tw telecom, Inc.*	1,100	21,318
Verizon Communications, Inc.	110,098	4,417,132
Windstream Corp.	12,010	140,997

		15,079,587

Wireless Telecommunication Services (0.2%)
Clearwire Corp., Class A*	1,995	3,870
NII Holdings, Inc.*	1,087	23,153
Sprint Nextel Corp.*	149,753	350,422
Telephone & Data Systems, Inc.	4,919	127,353
U.S. Cellular Corp.*	871	38,002

		542,800

Total Telecommunication Services		15,622,387

Utilities (7.6%)
Electric Utilities (3.8%)
American Electric Power Co., Inc.	24,154	997,802
Duke Energy Corp.	66,758	1,468,676
Edison International	16,376	677,966
Entergy Corp.	8,769	640,575
Exelon Corp.	33,145	1,437,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

FirstEnergy Corp.	20,863	$924,231
Great Plains Energy, Inc.	6,535	142,332
Hawaiian Electric Industries, Inc.	5,104	135,154
NextEra Energy, Inc.	21,084	1,283,594
Northeast Utilities	9,155	330,221
NV Energy, Inc.	11,834	193,486
Pepco Holdings, Inc.	10,742	218,063
Pinnacle West Capital Corp.	5,651	272,265
PPL Corp.	28,674	843,589
Progress Energy, Inc.	14,695	823,214
Southern Co.	42,696	1,976,398
Westar Energy, Inc.	6,028	173,486

		12,538,551

Gas Utilities (0.4%)
AGL Resources, Inc.	5,808	245,446
Atmos Energy Corp.	4,727	157,646
National Fuel Gas Co.	3,444	191,418
ONEOK, Inc.	5,061	438,738
Questar Corp.	8,254	163,924
UGI Corp.	5,858	172,225

		1,369,397

Independent Power Producers & Energy Traders (0.4%)
AES Corp.*	32,986	390,554
Calpine Corp.*	19,247	314,304
Constellation Energy Group, Inc.	9,094	360,759
GenOn Energy, Inc.*	41,174	107,464
NRG Energy, Inc.*	12,594	228,203

		1,401,284

Multi-Utilities (2.9%)
Alliant Energy Corp.	5,443	240,091
Ameren Corp.	11,925	395,075
CenterPoint Energy, Inc.	21,682	435,591
CMS Energy Corp.	12,170	268,714
Consolidated Edison, Inc.	14,577	904,211
Dominion Resources, Inc.	28,921	1,535,127
DTE Energy Co.	8,301	451,989
Integrys Energy Group, Inc.	3,970	215,095
MDU Resources Group, Inc.	9,946	213,441
NiSource, Inc.	14,072	335,054
NSTAR	5,045	236,913
OGE Energy Corp.	4,792	271,754
PG&E Corp.	19,809	816,527
Public Service Enterprise Group, Inc.	25,158	830,466
SCANA Corp.	5,894	265,584
Sempra Energy	12,059	663,245
TECO Energy, Inc.	10,213	195,477

Vectren Corp.	4,414	$133,435
Wisconsin Energy Corp.	11,406	398,754
Xcel Energy, Inc.	24,619	680,469

		9,487,012

Water Utilities (0.1%)
American Water Works Co., Inc.	9,083	289,384
Aqua America, Inc.	6,537	144,141

		433,525

Total Utilities		25,229,769

Total Common Stocks (98.0%) (Cost $312,655,091)		325,374,727

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp.
(Zero Coupon)*†	90	—

Total Preferred Stocks (0.0%) (Cost $142)		—

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.2%)
U.S. Treasury Bills
0.02%, 1/12/12#(p)	$300,000	299,998
0.00%, 2/23/12#(p)	85,000	85,000
0.02%, 4/5/12#(p)	194,000	193,990

Total Government Securities (Cost $578,983)		578,988

Total Short-Term Investments (0.2%) (Cost $578,983)		578,988

Total Investments (98.2%) (Cost $313,234,216)		325,953,715
Other Assets Less Liabilities (1.8%)		6,043,997

Net Assets (100%)		$331,997,712

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $578,988.
(p)	Yield to maturity.

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 1000 Mini Index	4	March-12	$271,848	$276,360	$4,512
S&P 500 E-Mini Index	87	March-12	5,408,516	5,448,810	40,294
S&P MidCap 400 E-Mini Index	3	March-12	266,437	263,190	(3,247)

					$41,559

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in active markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$29,017,720	$—	$—	$29,017,720
Consumer Staples	26,566,208	—	—	26,566,208
Energy	40,085,852	—	—	40,085,852
Financials	79,268,896	—	—	79,268,896
Health Care	41,898,723	—	—	41,898,723
Industrials	30,192,071	—	—	30,192,071
Information Technology	28,847,104	—	—	28,847,104
Materials	8,645,997	—	—	8,645,997
Telecommunication Services	15,622,387	—	—	15,622,387
Utilities	25,229,769	—	—	25,229,769
Futures	44,806	—	—	44,806
Preferred Stocks
Consumer Discretionary	—	—	—	—
Short-Term Investments	—	578,988	—	578,988

Total Assets	$325,419,533	$578,988	$—	$325,998,521

Liabilities:
Futures	$(3,247)	$—	$—	$(3,247)

Total Liabilities	$(3,247)	$—	$—	$(3,247)

Total	$325,416,286	$578,988	$—	$325,995,274

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Preferred Stocks- Consumer Discretionary††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—

††	Security received through corporate action with $0 market value.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	44,806	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$44,806

	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(3,247	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(3,247)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(3,022)	—	—	(3,022)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(3,022)	$—	$—	$(3,022)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	_	—	—	—
Equity contracts	—	1,142	—	—	1,142
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,142	$—	$—	$1,142

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Portfolio held futures contracts with an average notional balance of approximately $4,110,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$65,630,558
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$91,921,991

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$32,737,302
Aggregate gross unrealized depreciation	(24,100,935)

Net unrealized appreciation	$8,636,367

Federal income tax cost of investments	$317,317,348

The Portfolio has a net capital loss carryforward of $73,218,195 of which $67,388,449 expires in the year 2016 and $5,829,746 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $4,753,238 during 2011.

Included in the capital loss carryforward amounts are $23,082,531 of losses acquired from the EQ/Lord Abbett Growth and Income Portfolio as a result of a tax free reorganization that occurred during the year 2011. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $313,234,216)	$325,953,715
Cash	5,680,939
Dividends, interest and other receivables	611,493
Receivable from Separate Accounts for Trust shares sold	455,248
Other assets	4,690

Total assets	332,706,085

LIABILITIES
Payable for securities purchased	268,117
Payable to Separate Accounts for Trust shares redeemed	194,414
Investment management fees payable	97,014
Distribution fees payable - Class IB	63,006
Administrative fees payable	30,852
Due to broker for futures variation margin	22,793
Trustees’ fees payable	267
Accrued expenses	31,910

Total liabilities	708,373

NET ASSETS	$331,997,712

Net assets were comprised of:
Paid in capital	$396,575,681
Accumulated undistributed net investment income (loss)	150,679
Accumulated undistributed net realized gain (loss) on investments and futures	(77,489,706)
Net unrealized appreciation (depreciation) on investments and futures	12,761,058

Net assets	$331,997,712

Class IA
Net asset value, offering and redemption price per share, $30,103,501 / 5,824,047 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.17

Class IB
Net asset value, offering and redemption price per share, $301,883,242 / 58,569,855 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.15

Class K
Net asset value, offering and redemption price per share, $10,969 / 2,122 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.17

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $15,577 foreign withholding tax)	$6,648,160
Interest	2,061

Total income	6,650,221

EXPENSES
Investment management fees	926,920
Distribution fees - Class IB	611,950
Administrative fees	299,875
Printing and mailing expenses	44,505
Professional fees	36,572
Trustees’ fees	7,498
Miscellaneous	3,344

Gross expenses	1,930,664
Less:
Fees paid indirectly	(11,070)

Net expenses	1,919,594

NET INVESTMENT INCOME (LOSS)	4,730,627

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	5,427,649
Futures	(3,022)

Net realized gain (loss)	5,424,627

Change in unrealized appreciation (depreciation) on:
Securities	(26,237,171)
Futures	1,142

Net change in unrealized appreciation (depreciation)	(26,236,029)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(20,811,402)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,080,775)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,730,627	$2,346,948
Net realized gain (loss) on investments and futures	5,424,627	4,888,273
Net change in unrealized appreciation (depreciation) on investments and futures	(26,236,029)	11,138,911

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,080,775)	18,374,132

DIVIDENDS:
Dividends from net investment income
Class IA	(504,082)	(62,147)
Class IB	(4,347,247)	(1,959,324)
Class K†	(177)	—

TOTAL DIVIDENDS	(4,851,506)	(2,021,471)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 841,420 and 512,152 shares, respectively ]	4,402,119	2,482,447
Capital shares issued in connection with merger (Note 9) [ 5,273,823 and 0 shares, respectively ]	29,679,721	—
Capital shares issued in reinvestment of dividends [ 101,660 and 12,024 shares, respectively ]	504,082	62,147
Capital shares repurchased [ (1,141,943) and (149,873) shares, respectively ]	(5,960,014)	(729,988)

Total Class IA transactions	28,625,908	1,814,606

Class IB
Capital shares sold [ 7,073,244 and 6,209,960 shares, respectively ]	36,825,066	29,963,276
Capital shares issued in connection with merger (Note 9) [ 35,875,836 and 0 shares, respectively ]	201,129,450	—
Capital shares issued in reinvestment of dividends [ 879,452 and 380,141 shares, respectively ]	4,347,247	1,959,324
Capital shares repurchased [ (12,200,313) and (6,060,107) shares, respectively ]	(63,448,120)	(29,094,498)

Total Class IB transactions	178,853,643	2,828,102

Class K†
Capital shares sold [ 2,086 and 0 shares, respectively ]	10,000	—
Capital shares issued in reinvestment of dividends [ 36 and 0 shares, respectively ]	177	—

Total Class K transactions	10,177	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	207,489,728	4,642,708

TOTAL INCREASE (DECREASE) IN NET ASSETS	186,557,447	20,995,369
NET ASSETS:
Beginning of year	145,440,265	124,444,896

End of year (a)	$331,997,712	$145,440,265

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$150,679	$335,169

† Class K commenced operations on August 26, 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010		2009		2008		2007
Net asset value, beginning of year	$5.27	$4.66		$4.25		$10.32		$11.19

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.10	(e)	0.09	(e)	0.12	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.12)	0.60		0.73		(5.88)		(0.67)

Total from investment operations	(0.01)	0.70		0.82		(5.76)		(0.64)

Less distributions:
Dividends from net investment income	(0.09)	(0.09)		(0.41)		(0.11)		—
Distributions from net realized gains	—	—		—		(0.20)		(0.23)

Total dividends and distributions	(0.09)	(0.09)		(0.41)		(0.31)		(0.23)

Net asset value, end of year	$5.17	$5.27		$4.66		$4.25		$10.32

Total return	(0.15)%	14.99%		19.37%		(56.56)%		(5.70)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$30,104	$3,945		$1,746		$1,187		$1,246
Ratio of expenses to average net assets:
After waivers	0.50%	0.57%		0.50%		0.75%		0.75%
After waivers and fees paid indirectly	0.49%	0.56%		0.49%		0.45%		0.72%
Before waivers and fees paid indirectly	0.50%	0.57%		0.50%		0.83%		0.82%
Ratio of net investment income (loss) to average net assets:
After waivers	2.06%	2.05%		2.03%		1.50%		0.28%
After waivers and fees paid indirectly	2.07%	2.05%		2.04%		1.80%		0.30%
Before waivers and fees paid indirectly	2.06%	2.05%		2.03%		1.42%		0.21%
Portfolio turnover rate	25%	28%		100%		82%		29%

	Year Ended December 31,
Class IB	2011	2010		2009		2008		2007
Net asset value, beginning of year	$5.25	$4.65		$4.23		$10.29		$11.18

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.09	(e)	0.08	(e)	0.10	(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.11)	0.58		0.73		(5.86)		(0.65)

Total from investment operations	(0.02)	0.67		0.81		(5.76)		(0.66)

Less distributions:
Dividends from net investment income	(0.08)	(0.07)		(0.39)		(0.10)		—
Distributions from net realized gains	—	—		—		(0.20)		(0.23)

Total dividends and distributions	(0.08)	(0.07)		(0.39)		(0.30)		(0.23)

Net asset value, end of year	$5.15	$5.25		$4.65		$4.23		$10.29

Total return	(0.41)%	14.52%		19.34%		(56.75)%		(5.88)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$301,883	$141,495		$122,699		$87,602		$213,065
Ratio of expenses to average net assets:
After waivers	0.75%	0.82	%(c)	0.75	%(c)	1.00%		1.00%
After waivers and fees paid indirectly	0.74%	0.81%		0.74	%(c)	0.70	%(c)	0.97	%(c)
Before waivers and fees paid indirectly	0.75%	0.82	%(c)	0.75	%(c)	1.08%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers	1.76%	1.77%		1.97%		1.16%		(0.07)%
After waivers and fees paid indirectly	1.76%	1.78%		1.97%		1.37%		(0.05)%
Before waivers and fees paid indirectly	1.76%	1.77%		1.97%		1.07%		(0.15)%
Portfolio turnover rate	25%	28%		100%		82%		29%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$4.79

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures .	0.42

Total from investment operations	0.46

Less distributions:
Dividends from net investment income	(0.08)

Net asset value, end of period	$5.17

Total return (b)	9.77%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11
Ratio of expenses to average net assets:
After waivers (a)	0.50%
After waivers and fees paid indirectly (a)	0.49%
Before waivers and fees paid indirectly (a)	0.50%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.31%
After waivers and fees paid indirectly (a)	2.32%
Before waivers and fees paid indirectly (a)	2.31%
Portfolio turnover rate	25%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LARGE CAP VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(4.84)%	(6.70)%	1.46%	2.71%
Portfolio – Class IB Shares	(5.09)	(6.97)	1.19	2.50
Portfolio – Class K Shares***	(5.06)	(6.97)	1.19	2.51
Russell 1000® Value Index	0.39	(2.64)	3.89	4.44
Volatility Managed Index – Large Cap Value	(2.34)	1.90	4.73	4.63

*    Date of inception 5/18/01. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 1/1/98.

***  Date of inception 8/26/11. Returns shown for Class K prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (4.84)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the Russell 1000® Value Index, returned 0.39% and the Volatility Managed Index — Large Cap Value returned (2.34)% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by AllianceBernstein L.P. and is designed to track the performance of the Russell 1000® Value Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs). The remaining portion is managed by AllianceBernstein L.P. through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•	Stock selection and an overweight position relative to the benchmark in the Consumer Growth sector contributed to performance.

•	An underweight position in Financials also contributed to performance for the period.

•	The top contributing stocks were: Marathon Oil, Pfizer, Ross Stores, Altria Group and Limited Brands.

What hurt performance during the year:

•	Stock selection in most sectors was negative for the year.

•	Fears of a global recession affected the Portfolio’s Energy and Consumer Cyclicals sectors holdings.

•	An underweight to the Consumer Staples sector relative to the benchmark also detracted.

•	The largest individual detractors for the year were: Citigroup, Hewlett-Packard, Transocean, Delta Air Lines and General Motors.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

We believe the value opportunity is unusually high; at year-end, the spread in price/book valuations between the cheapest and most expensive quintiles of U.S. stocks was as wide as it was at the market trough in early 2009. When market anxiety eases, these spreads should fall toward more normal levels, in our opinion. As of year-end, the equity portion of the Portfolio retained a balance between deep value and fundamental stability.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	16.3%
Health Care	11.9
Energy	10.8
Consumer Discretionary	9.7
Information Technology	9.6
Consumer Staples	8.0
Industrials	7.5
Utilities	6.1
Telecommunication Services	3.4
Materials	1.9
Cash and Other	14.8

100.0%

EQ/LARGE CAP VALUE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$901.21	$3.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.92	3.32
Class IB
Actual	1,000.00	899.56	4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.66	4.59
Class K†
Actual	1,000.00	1,049.46	2.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.92	3.32

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.65%, 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.7%)
Auto Components (0.7%)
Autoliv, Inc.	22,600	$1,208,874
Federal-Mogul Corp.*	4,900	72,275
Johnson Controls, Inc.	128,600	4,020,036
Lear Corp.	178,700	7,112,260
TRW Automotive Holdings Corp.*	215,500	7,025,300
Visteon Corp.*	12,300	614,262

		20,053,007

Automobiles (0.8%)
Ford Motor Co.*	1,134,600	12,208,296
General Motors Co.*	633,000	12,830,910
Thor Industries, Inc.	11,200	307,216

		25,346,422

Distributors (0.1%)
Genuine Parts Co.	29,000	1,774,800

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	23,400	1,260,558
Career Education Corp.*	15,600	124,332
DeVry, Inc.	3,300	126,918
Education Management Corp.*	9,700	271,503
H&R Block, Inc.	31,900	520,927
Service Corp. International	60,600	645,390

		2,949,628

Hotels, Restaurants & Leisure (0.4%)
Bally Technologies, Inc.*	800	31,648
Brinker International, Inc.	1,600	42,816
Carnival Corp.	108,200	3,531,648
Choice Hotels International, Inc.	6,600	251,130
Dunkin’ Brands Group, Inc.*	846	21,133
Hyatt Hotels Corp., Class A*	10,600	398,984
International Game Technology	36,900	634,680
McDonald’s Corp.	36,500	3,662,045
MGM Resorts International*	88,300	920,969
Penn National Gaming, Inc.*	17,200	654,804
Royal Caribbean Cruises Ltd.	15,100	374,027
Wendy’s Co.	80,200	429,872
WMS Industries, Inc.*	14,500	297,540
Wyndham Worldwide Corp.	43,100	1,630,473

		12,881,769

Household Durables (0.5%)
D.R. Horton, Inc.	70,900	894,049
Garmin Ltd.	25,400	1,011,174
Harman International Industries, Inc.	6,000	228,240
Jarden Corp.	23,300	696,204
Leggett & Platt, Inc.	9,000	207,360
Lennar Corp., Class A	40,600	797,790
Mohawk Industries, Inc.*	14,400	861,840
Newell Rubbermaid, Inc.	224,900	3,632,135
NVR, Inc.*	5,000	3,430,000
PulteGroup, Inc.*	86,602	546,459
Toll Brothers, Inc.*	37,200	759,624
Whirlpool Corp.	19,400	920,530

		13,985,405

Internet & Catalog Retail (0.1%)
Expedia, Inc.	10,150	$294,553
Groupon, Inc.*	1,840	37,959
HomeAway, Inc.*	831	19,321
Liberty Interactive Corp.*	152,500	2,472,787
TripAdvisor, Inc.*	10,150	255,882

		3,080,502

Leisure Equipment & Products (0.0%)
Mattel, Inc.	22,600	627,376

Media (3.8%)
CBS Corp., Class B	377,700	10,250,778
Clear Channel Outdoor Holdings, Inc., Class A*	10,300	129,265
Comcast Corp., Class A	394,700	9,358,337
DIRECTV, Class A*	215,400	9,210,504
DISH Network Corp., Class A	12,600	358,848
DreamWorks Animation SKG, Inc., Class A*	18,100	300,370
Gannett Co., Inc.	510,900	6,830,733
Interpublic Group of Cos., Inc.	199,400	1,940,162
Lamar Advertising Co., Class A*	10,300	283,250
Liberty Media Corp. - Liberty Capital*	29,803	2,326,124
Madison Square Garden Co., Class A*	15,275	437,476
McGraw-Hill Cos., Inc.	138,700	6,237,339
News Corp., Class A	777,200	13,865,248
Pandora Media, Inc.*	1,741	17,427
Regal Entertainment Group, Class A	13,700	163,578
Thomson Reuters Corp.	50,400	1,344,168
Time Warner Cable, Inc.	182,900	11,626,953
Time Warner, Inc.	228,063	8,242,197
Viacom, Inc., Class B	266,900	12,119,929
Walt Disney Co.	479,640	17,986,500
Washington Post Co., Class B	1,300	489,853

		113,519,039

Multiline Retail (0.9%)
Big Lots, Inc.*	139,600	5,271,296
Dillard’s, Inc., Class A	8,600	385,968
J.C. Penney Co., Inc.	41,900	1,472,785
Kohl’s Corp.	11,300	557,655
Macy’s, Inc.	273,700	8,807,666
Sears Holdings Corp.*	9,800	311,444
Target Corp.	185,600	9,506,432

		26,313,246

Specialty Retail (2.0%)
Aaron’s, Inc.	5,500	146,740
Abercrombie & Fitch Co., Class A	3,100	151,404
American Eagle Outfitters, Inc.	49,400	755,326
AutoNation, Inc.*	5,200	191,724
Best Buy Co., Inc.	80,300	1,876,611
CarMax, Inc.*	47,800	1,456,944
Chico’s FAS, Inc.	14,900	165,986
DSW, Inc., Class A	400	17,684
Foot Locker, Inc.	39,200	934,528

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

GameStop Corp., Class A*	149,900	$3,617,087
Gap, Inc.	102,400	1,899,520
Home Depot, Inc.	353,800	14,873,752
Limited Brands, Inc.	159,700	6,443,895
Lowe’s Cos., Inc.	601,400	15,263,532
Orchard Supply Hardware Stores Corp., Class A*†	443	—
RadioShack Corp.	26,900	261,199
Ross Stores, Inc.	153,000	7,272,090
Sally Beauty Holdings, Inc.*	1,700	35,921
Signet Jewelers Ltd.	22,000	967,120
Staples, Inc.	180,900	2,512,701
Williams-Sonoma, Inc.	12,700	488,950

		59,332,714

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	25,900	1,580,936
NIKE, Inc., Class B	32,900	3,170,573
PVH Corp.	12,900	909,321
VF Corp.	22,100	2,806,479

		8,467,309

Total Consumer Discretionary		288,331,217

Consumer Staples (8.0%)
Beverages (0.5%)
Beam, Inc.	39,100	2,003,093
Brown-Forman Corp., Class B	3,800	305,938
Coca-Cola Co.	59,800	4,184,206
Coca-Cola Enterprises, Inc.	19,300	497,554
Constellation Brands, Inc., Class A*	423,900	8,762,013
Molson Coors Brewing Co., Class B	34,100	1,484,714

		17,237,518

Food & Staples Retailing (1.2%)
CVS Caremark Corp.	344,100	14,032,398
Kroger Co.	491,700	11,908,974
Safeway, Inc.	89,800	1,889,392
SUPERVALU, Inc.	53,800	436,856
Walgreen Co.	13,000	429,780
Wal-Mart Stores, Inc.	108,126	6,461,610

		35,159,010

Food Products (2.0%)
Archer-Daniels-Midland Co.	161,800	4,627,480
Bunge Ltd.	27,800	1,590,160
Campbell Soup Co.	10,900	362,316
ConAgra Foods, Inc.	341,400	9,012,960
Corn Products International, Inc.	3,700	194,583
Dean Foods Co.*	375,900	4,210,080
General Mills, Inc.	39,800	1,608,318
H.J. Heinz Co.	34,000	1,837,360
Hershey Co.	9,800	605,444
Hormel Foods Corp.	16,300	477,427
J.M. Smucker Co.	29,500	2,306,015
Kellogg Co.	4,100	207,337
Kraft Foods, Inc., Class A	419,300	15,665,048
McCormick & Co., Inc. (Non-Voting)	10,600	534,452

Mead Johnson Nutrition Co.	42,400	$2,914,152
Ralcorp Holdings, Inc.*	14,000	1,197,000
Sara Lee Corp.	25,200	476,784
Smithfield Foods, Inc.*	42,100	1,022,188
Tyson Foods, Inc., Class A	511,100	10,549,104

		59,398,208

Household Products (2.3%)
Church & Dwight Co., Inc.	15,300	700,128
Clorox Co.	31,900	2,123,264
Colgate-Palmolive Co.	12,200	1,127,158
Energizer Holdings, Inc.*	17,700	1,371,396
Kimberly-Clark Corp.	49,400	3,633,864
Procter & Gamble Co.	889,870	59,363,227

		68,319,037

Tobacco (2.0%)
Altria Group, Inc.	764,800	22,676,320
Lorillard, Inc.	131,100	14,945,400
Philip Morris International, Inc.	225,100	17,665,848
Reynolds American, Inc.	89,900	3,723,658

		59,011,226

Total Consumer Staples		239,124,999

Energy (10.8%)
Energy Equipment & Services (1.0%)
Atwood Oceanics, Inc.*	10,200	405,858
Baker Hughes, Inc.	66,406	3,229,988
Cameron International Corp.*	16,300	801,797
Diamond Offshore Drilling, Inc.	9,200	508,392
Helmerich & Payne, Inc.	91,800	5,357,448
McDermott International, Inc.*	7,400	85,174
Nabors Industries Ltd.*	72,900	1,264,086
National Oilwell Varco, Inc.	107,400	7,302,126
Oil States International, Inc.*	2,100	160,377
Patterson-UTI Energy, Inc.	34,800	695,304
Rowan Cos., Inc.*	27,000	818,910
SEACOR Holdings, Inc.*	5,500	489,280
Tidewater, Inc.	12,300	606,390
Transocean Ltd.	191,700	7,359,363
Unit Corp.*	10,600	491,840

		29,576,333

Oil, Gas & Consumable Fuels (9.8%)
Alpha Natural Resources, Inc.*	25,180	514,427
Anadarko Petroleum Corp.	148,200	11,312,106
Apache Corp.	69,335	6,280,364
Arch Coal, Inc.	37,200	539,772
BP plc (ADR)	353,900	15,125,686
Chesapeake Energy Corp.	166,900	3,720,201
Chevron Corp.	598,740	63,705,936
Cimarex Energy Co.	16,000	990,400
Cobalt International Energy, Inc.*	2,000	31,040
ConocoPhillips	348,740	25,412,684
Denbury Resources, Inc.*	17,029	257,138
Devon Energy Corp.	242,300	15,022,600
El Paso Corp.	11,500	305,555
Energen Corp.	18,300	915,000
EQT Corp.	20,700	1,134,153
EXCO Resources, Inc.	3,100	32,395
Exxon Mobil Corp.	775,006	65,689,509

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Forest Oil Corp.*	6,200	$84,010
Hess Corp.	77,000	4,373,600
Kinder Morgan, Inc.	13,700	440,729
Kosmos Energy Ltd.*	1,300	15,938
Marathon Oil Corp.	622,500	18,220,575
Marathon Petroleum Corp.	365,550	12,169,159
Murphy Oil Corp.	41,600	2,318,784
Newfield Exploration Co.*	14,400	543,312
Noble Energy, Inc.	35,800	3,379,162
Occidental Petroleum Corp.	146,900	13,764,530
Pioneer Natural Resources Co.	5,600	501,088
Plains Exploration & Production Co.*	35,800	1,314,576
QEP Resources, Inc.	9,600	281,280
Quicksilver Resources, Inc.*	27,900	187,209
Royal Dutch Shell plc (ADR), Class A	66,300	4,845,867
SM Energy Co.	3,100	226,610
Southern Union Co.	31,600	1,330,676
Spectra Energy Corp.	164,900	5,070,675
Sunoco, Inc.	30,700	1,259,314
Teekay Corp.	10,600	283,338
Tesoro Corp.*	36,400	850,304
Valero Energy Corp.	195,100	4,106,855
Williams Cos., Inc.	149,200	4,926,584

		291,483,141

Total Energy		321,059,474

Financials (16.3%)
Capital Markets (1.8%)
Affiliated Managers Group, Inc.*	3,800	364,610
American Capital Ltd.*	89,400	601,662
Ameriprise Financial, Inc.	61,500	3,052,860
Ares Capital Corp.	51,900	801,855
Bank of New York Mellon Corp.	315,100	6,273,641
BlackRock, Inc.	11,859	2,113,748
E*TRADE Financial Corp.*	63,600	506,256
Federated Investors, Inc., Class B	4,300	65,145
Goldman Sachs Group, Inc.	172,800	15,626,304
Invesco Ltd.	117,200	2,354,548
Janus Capital Group, Inc.	47,200	297,832
Jefferies Group, Inc.	34,200	470,250
Legg Mason, Inc.	37,700	906,685
LPL Investment Holdings, Inc.*	1,301	39,733
Morgan Stanley	806,172	12,197,382
Northern Trust Corp.	55,100	2,185,266
Raymond James Financial, Inc.	25,800	798,768
State Street Corp.	127,900	5,155,649

		53,812,194

Commercial Banks (3.2%)
Associated Banc-Corp	43,900	490,363
Bank of Hawaii Corp.	12,100	538,329
BB&T Corp.	176,700	4,447,539
BOK Financial Corp.	6,500	357,045
CapitalSource, Inc.	82,000	549,400
CIT Group, Inc.*	253,500	8,839,545
City National Corp./California	11,800	521,324

Comerica, Inc.	44,800	$1,155,840
Commerce Bancshares, Inc./Missouri	19,730	752,108
Cullen/Frost Bankers, Inc.	13,500	714,285
East West Bancorp, Inc.	37,700	744,575
Fifth Third Bancorp	233,100	2,965,032
First Citizens BancShares, Inc./North Carolina, Class A	1,400	244,986
First Horizon National Corp.	66,785	534,280
First Niagara Financial Group, Inc.	76,900	663,647
First Republic Bank/California*	18,600	569,346
Fulton Financial Corp.	50,500	495,405
Huntington Bancshares, Inc./Ohio	219,100	1,202,859
KeyCorp	241,200	1,854,828
M&T Bank Corp.	31,832	2,430,055
PNC Financial Services Group, Inc.	133,600	7,704,712
Popular, Inc.*	259,700	360,983
Regions Financial Corp.	318,800	1,370,840
SunTrust Banks, Inc.	136,200	2,410,740
Synovus Financial Corp.	199,200	280,872
TCF Financial Corp.	40,300	415,896
U.S. Bancorp	488,900	13,224,745
Valley National Bancorp	43,068	532,751
Wells Fargo & Co.	1,403,383	38,677,235
Zions Bancorp	46,600	758,648

		95,808,213

Consumer Finance (0.5%)
American Express Co.	105,300	4,967,001
Capital One Financial Corp.	116,500	4,926,785
Discover Financial Services	124,700	2,992,800
SLM Corp.	133,800	1,792,920

		14,679,506

Diversified Financial Services (4.0%)
Bank of America Corp.	2,571,450	14,297,262
Citigroup, Inc.	1,444,640	38,008,479
CME Group, Inc.	17,100	4,166,757
Interactive Brokers Group, Inc., Class A	9,200	137,448
JPMorgan Chase & Co.	1,538,997	51,171,650
Leucadia National Corp.	50,100	1,139,274
Moody’s Corp.	216,000	7,274,880
NASDAQ OMX Group, Inc.*	27,500	674,025
NYSE Euronext	45,900	1,197,990

		118,067,765

Insurance (4.8%)
ACE Ltd.	153,800	10,784,456
Aflac, Inc.	118,700	5,134,962
Alleghany Corp.*	1,751	499,543
Allied World Assurance Co. Holdings AG	9,600	604,128
Allstate Corp.	132,700	3,637,307
American Financial Group, Inc./Ohio	20,400	752,556
American International Group, Inc.*	112,159	2,602,089

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

American National Insurance Co.	1,800	$131,454
Aon Corp.	83,900	3,926,520
Arch Capital Group Ltd.*	33,500	1,247,205
Arthur J. Gallagher & Co.	28,000	936,320
Aspen Insurance Holdings Ltd.	17,900	474,350
Assurant, Inc.	24,500	1,005,970
Assured Guaranty Ltd.	46,700	613,638
Axis Capital Holdings Ltd.	32,800	1,048,288
Berkshire Hathaway, Inc., Class B*	446,324	34,054,521
Brown & Brown, Inc.	29,500	667,585
Chubb Corp.	105,300	7,288,866
Cincinnati Financial Corp.	37,100	1,130,066
CNA Financial Corp.	6,700	179,225
Endurance Specialty Holdings Ltd.	10,300	393,975
Everest Reinsurance Group Ltd.	11,700	983,853
Fidelity National Financial, Inc., Class A	56,600	901,638
Genworth Financial, Inc., Class A*	124,400	814,820
Hanover Insurance Group, Inc.	11,500	401,925
Hartford Financial Services Group, Inc.	112,900	1,834,625
HCC Insurance Holdings, Inc.	28,800	792,000
Kemper Corp.	12,600	368,046
Lincoln National Corp.	79,500	1,543,890
Loews Corp.	80,400	3,027,060
Markel Corp.*	2,500	1,036,675
Marsh & McLennan Cos., Inc.	139,200	4,401,504
MBIA, Inc.*	37,500	434,625
Mercury General Corp.	6,800	310,216
MetLife, Inc.	208,400	6,497,912
Old Republic International Corp.	65,700	609,039
PartnerReinsurance Ltd.	17,100	1,097,991
Principal Financial Group, Inc.	81,500	2,004,900
Progressive Corp.	166,400	3,246,464
Protective Life Corp.	21,700	489,552
Prudential Financial, Inc.	123,400	6,184,808
Reinsurance Group of America, Inc.	18,800	982,300
RenaissanceReinsurance Holdings Ltd.	13,100	974,247
StanCorp Financial Group, Inc.	11,500	422,625
Torchmark Corp.	28,950	1,256,141
Transatlantic Holdings, Inc.	15,900	870,207
Travelers Cos., Inc.	304,025	17,989,159
Unum Group	78,100	1,645,567
Validus Holdings Ltd.	16,800	529,200
W. R. Berkley Corp.	29,000	997,310
White Mountains Insurance Group Ltd.	1,800	816,228
XL Group plc	78,500	1,551,945

		142,129,496

Real Estate Investment Trusts (REITs) (1.9%)
Alexandria Real Estate Equities, Inc. (REIT)	15,700	1,082,829
American Capital Agency Corp. (REIT)	32,700	918,216

Annaly Capital Management, Inc. (REIT)	239,138	$3,816,642
Apartment Investment & Management Co. (REIT), Class A	9,742	223,189
AvalonBay Communities, Inc. (REIT)	22,171	2,895,533
Boston Properties, Inc. (REIT)	6,600	657,360
Brandywine Realty Trust (REIT)	34,300	325,850
BRE Properties, Inc. (REIT)	18,900	954,072
Camden Property Trust (REIT)	5,000	311,200
Chimera Investment Corp. (REIT)	260,600	654,106
CommonWealth REIT (REIT)	18,300	304,512
Corporate Office Properties Trust/Maryland (REIT)	12,300	261,498
DDR Corp. (REIT)	54,800	666,916
Douglas Emmett, Inc. (REIT)	31,500	574,560
Duke Realty Corp. (REIT)	64,100	772,405
Equity Residential (REIT)	69,300	3,952,179
Essex Property Trust, Inc. (REIT)	3,700	519,887
Federal Realty Investment Trust (REIT)	3,900	353,925
General Growth Properties, Inc. (REIT)	142,969	2,147,394
HCP, Inc. (REIT)	103,058	4,269,693
Health Care REIT, Inc. (REIT)	44,900	2,448,397
Hospitality Properties Trust (REIT)	31,300	719,274
Host Hotels & Resorts, Inc. (REIT)	174,087	2,571,265
Kimco Realty Corp. (REIT)	103,240	1,676,618
Liberty Property Trust (REIT)	29,200	901,696
Macerich Co. (REIT)	21,355	1,080,563
Mack-Cali Realty Corp. (REIT)	22,000	587,180
Piedmont Office Realty Trust, Inc. (REIT), Class A	43,800	746,352
Plum Creek Timber Co., Inc. (REIT)	16,300	595,928
ProLogis, Inc. (REIT)	107,679	3,078,543
Public Storage (REIT)	2,100	282,366
Realty Income Corp. (REIT)	32,200	1,125,712
Regency Centers Corp. (REIT)	22,800	857,736
Senior Housing Properties Trust (REIT)	36,000	807,840
Simon Property Group, Inc. (REIT)	13,699	1,766,349
SL Green Realty Corp. (REIT)	20,600	1,372,784
Taubman Centers, Inc. (REIT)	14,200	881,820
UDR, Inc. (REIT)	44,405	1,114,565
Ventas, Inc. (REIT)	25,249	1,391,977
Vornado Realty Trust (REIT)	41,659	3,201,911
Weingarten Realty Investors (REIT)	30,600	667,692
Weyerhaeuser Co. (REIT)	96,997	1,810,934

		55,349,468

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Real Estate Management & Development (0.0%)
Forest City Enterprises, Inc., Class A*	34,800	$411,336
Howard Hughes Corp.*	5,488	242,405
Jones Lang LaSalle, Inc.	2,500	153,150
St. Joe Co.*	16,500	241,890

		1,048,781

Thrifts & Mortgage Finance (0.1%)
BankUnited, Inc.	8,400	184,716
Capitol Federal Financial, Inc.	42,471	490,115
Hudson City Bancorp, Inc.	108,000	675,000
New York Community Bancorp, Inc.	110,900	1,371,833
People’s United Financial, Inc.	72,900	936,765
TFS Financial Corp.*	20,200	180,992
Washington Federal, Inc.	28,100	393,119

		4,232,540

Total Financials		485,127,963

Health Care (11.9%)
Biotechnology (0.9%)
Amgen, Inc.	205,667	13,205,878
Gilead Sciences, Inc.*	308,900	12,643,277
Vertex Pharmaceuticals, Inc.*	6,000	199,260

		26,048,415

Health Care Equipment & Supplies (0.5%)
Alere, Inc.*	21,700	501,053
Baxter International, Inc.	14,500	717,460
Boston Scientific Corp.*	387,800	2,070,852
CareFusion Corp.*	38,900	988,449
Cooper Cos., Inc.	8,600	606,472
Covidien plc	58,600	2,637,586
DENTSPLY International, Inc.	21,100	738,289
Hill-Rom Holdings, Inc.	1,500	50,535
Hologic, Inc.*	66,300	1,160,913
Medtronic, Inc.	37,200	1,422,900
Teleflex, Inc.	10,200	625,158
Zimmer Holdings, Inc.*	48,700	2,601,554

		14,121,221

Health Care Providers & Services (2.6%)
Aetna, Inc.	130,400	5,501,576
AMERIGROUP Corp.*	3,700	218,596
Brookdale Senior Living, Inc.*	3,200	55,648
Cardinal Health, Inc.	44,500	1,807,145
Cigna Corp.	68,700	2,885,400
Community Health Systems, Inc.*	24,100	420,545
Coventry Health Care, Inc.*	37,600	1,141,912
HCA Holdings, Inc.*	13,100	288,593
Health Net, Inc.*	158,100	4,809,402
Henry Schein, Inc.*	11,000	708,730
Humana, Inc.	42,800	3,749,708
LifePoint Hospitals, Inc.*	13,300	494,095
McKesson Corp.	22,200	1,729,602
Omnicare, Inc.	29,400	1,012,830
Patterson Cos., Inc.	15,700	463,464
Quest Diagnostics, Inc.	3,300	191,598
Tenet Healthcare Corp.*	117,400	602,262

UnitedHealth Group, Inc.	563,482	$28,557,268
VCA Antech, Inc.*	21,900	432,525
WellPoint, Inc.	330,900	21,922,125

		76,993,024

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	9,300	176,142

Life Sciences Tools & Services (0.2%)
Bio-Rad Laboratories, Inc., Class A*	5,100	489,804
Life Technologies Corp.*	41,400	1,610,874
PerkinElmer, Inc.	28,600	572,000
QIAGEN N.V.*	59,300	818,933
Thermo Fisher Scientific, Inc.*	97,300	4,375,581

		7,867,192

Pharmaceuticals (7.7%)
Abbott Laboratories, Inc.	221,100	12,432,453
AstraZeneca plc (ADR)	357,100	16,530,159
Bristol-Myers Squibb Co.	432,900	15,255,396
Eli Lilly and Co.	173,500	7,210,660
Forest Laboratories, Inc.*	72,600	2,196,876
Hospira, Inc.*	6,900	209,553
Johnson & Johnson	921,710	60,445,742
Merck & Co., Inc.	1,056,328	39,823,565
Mylan, Inc.*	10,500	225,330
Pfizer, Inc.	3,516,701	76,101,410
Warner Chilcott plc, Class A*	3,700	55,981
Watson Pharmaceuticals, Inc.*	1,800	108,612

		230,595,737

Total Health Care		355,801,731

Industrials (7.5%)
Aerospace & Defense (1.4%)
Alliant Techsystems, Inc.	8,000	457,280
BE Aerospace, Inc.*	1,300	50,323
Boeing Co.	21,200	1,555,020
Exelis, Inc.	46,700	422,635
General Dynamics Corp.	84,300	5,598,363
Goodrich Corp.	18,700	2,313,190
Honeywell International, Inc.	107,600	5,848,060
Huntington Ingalls Industries, Inc.*	12,366	386,808
L-3 Communications Holdings, Inc.	27,000	1,800,360
Lockheed Martin Corp.	9,200	744,280
Northrop Grumman Corp.	221,300	12,941,624
Raytheon Co.	90,400	4,373,552
Spirit AeroSystems Holdings, Inc., Class A*	23,600	490,408
Textron, Inc.	66,100	1,222,189
United Technologies Corp.	29,500	2,156,155

		40,360,247

Air Freight & Logistics (0.2%)
FedEx Corp.	75,500	6,305,005
UTi Worldwide, Inc.	2,500	33,225

		6,338,230

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Airlines (0.3%)
AMR Corp.*	44,800	$15,680
Copa Holdings S.A., Class A	1,800	105,606
Delta Air Lines, Inc.*	911,200	7,371,608
Southwest Airlines Co.	165,500	1,416,680
United Continental Holdings, Inc.*	12,500	235,875

		9,145,449

Building Products (0.1%)
Armstrong World Industries, Inc.*	4,800	210,576
Fortune Brands Home & Security, Inc.*	39,100	665,873
Owens Corning, Inc.*	31,700	910,424

		1,786,873

Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	25,400	728,472
Cintas Corp.	32,000	1,113,920
Corrections Corp. of America*	27,200	554,064
Covanta Holding Corp.	28,700	392,903
KAR Auction Services, Inc.*	5,800	78,300
Pitney Bowes, Inc.	46,400	860,256
R.R. Donnelley & Sons Co.	52,600	759,018
Republic Services, Inc.	81,430	2,243,397
Waste Connections, Inc.	3,550	117,647
Waste Management, Inc.	120,300	3,935,013

		10,782,990

Construction & Engineering (0.2%)
AECOM Technology Corp.*	16,700	343,519
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	10,700	404,460
Jacobs Engineering Group, Inc.*	32,200	1,306,676
KBR, Inc.	35,900	1,000,533
Quanta Services, Inc.*	54,700	1,178,238
Shaw Group, Inc.*	18,300	492,270
URS Corp.*	19,900	698,888

		5,424,584

Electrical Equipment (0.1%)
Cooper Industries plc	14,500	785,175
General Cable Corp.*	6,400	160,064
GrafTech International Ltd.*	30,800	420,420
Hubbell, Inc., Class B	15,300	1,022,958
Regal-Beloit Corp.	9,800	499,506
Thomas & Betts Corp.*	10,100	551,460

		3,439,583

Industrial Conglomerates (2.6%)
3M Co.	21,100	1,724,503
Carlisle Cos., Inc.	14,300	633,490
General Electric Co.	3,570,810	63,953,207
Tyco International Ltd.	260,500	12,167,955

		78,479,155

Machinery (1.2%)
AGCO Corp.*	24,100	1,035,577
Caterpillar, Inc.	59,400	5,381,640
CNH Global N.V.*	6,700	241,133
Crane Co.	12,400	579,204

Cummins, Inc.	68,000	$5,985,360
Dover Corp.	10,500	609,525
Eaton Corp.	53,800	2,341,914
Flowserve Corp.	1,300	129,116
Harsco Corp.	18,600	382,788
IDEX Corp.	2,200	81,642
Illinois Tool Works, Inc.	7,500	350,325
Ingersoll-Rand plc	112,100	3,415,687
ITT Corp.	23,350	451,356
Kennametal, Inc.	18,300	668,316
Lincoln Electric Holdings, Inc.	8,200	320,784
Navistar International Corp.*	8,400	318,192
Oshkosh Corp.*	23,100	493,878
Parker Hannifin Corp.	74,800	5,703,500
Pentair, Inc.	25,000	832,250
Snap-on, Inc.	12,100	612,502
SPX Corp.	9,400	566,538
Stanley Black & Decker, Inc.	42,702	2,886,655
Terex Corp.*	27,800	375,578
Timken Co.	3,500	135,485
Trinity Industries, Inc.	20,200	607,212
Xylem, Inc.	46,700	1,199,723

		35,705,880

Marine (0.0%)
Alexander & Baldwin, Inc.	10,500	428,610
Kirby Corp.*	4,000	263,360

		691,970

Professional Services (0.1%)
Equifax, Inc.	29,600	1,146,704
Manpower, Inc.	20,900	747,175
Nielsen Holdings N.V.*	2,835	84,171
Towers Watson & Co., Class A	11,600	695,188
Verisk Analytics, Inc., Class A*	4,800	192,624

		2,865,862

Road & Rail (0.9%)
Con-way, Inc.	12,700	370,332
CSX Corp.	107,400	2,261,844
Kansas City Southern*	7,000	476,070
Norfolk Southern Corp.	89,700	6,535,542
Ryder System, Inc.	13,000	690,820
Union Pacific Corp.	151,600	16,060,504

		26,395,112

Trading Companies & Distributors (0.0%)
Air Lease Corp.*	8,800	208,648
GATX Corp.	11,800	515,188
WESCO International, Inc.*	5,800	307,458

		1,031,294

Total Industrials		222,447,229

Information Technology (9.6%)
Communications Equipment (1.5%)
Brocade Communications Systems, Inc.*	119,800	621,762
Cisco Systems, Inc.	2,002,400	36,203,392
EchoStar Corp., Class A*	9,700	203,118
Harris Corp.	23,600	850,544

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Motorola Mobility Holdings, Inc.*	66,162	$2,567,086
Motorola Solutions, Inc.	76,371	3,535,213
Tellabs, Inc.	92,100	372,084

		44,353,199

Computers & Peripherals (2.0%)
Apple, Inc.*	41,900	16,969,500
Dell, Inc.*	390,000	5,705,700
Diebold, Inc.	16,500	496,155
Fusion-io, Inc.*	1,904	46,077
Hewlett-Packard Co.	1,178,362	30,354,605
Lexmark International, Inc., Class A	20,100	664,707
NCR Corp.*	8,600	141,556
QLogic Corp.*	4,800	72,000
SanDisk Corp.*	60,500	2,977,205
Seagate Technology plc	69,500	1,139,800
Western Digital Corp.*	59,000	1,826,050

		60,393,355

Electronic Equipment, Instruments & Components (0.6%)
Arrow Electronics, Inc.*	25,200	942,732
Avnet, Inc.*	38,700	1,203,183
AVX Corp.	12,200	155,672
Corning, Inc.	1,045,400	13,569,292
Ingram Micro, Inc., Class A*	40,800	742,152
Itron, Inc.*	10,300	368,431
Jabil Circuit, Inc.	8,500	167,110
Molex, Inc.	34,300	818,398
Tech Data Corp.*	11,800	583,038
Vishay Intertechnology, Inc.*	38,500	346,115

		18,896,123

Internet Software & Services (0.4%)
Akamai Technologies, Inc.*	4,200	135,576
AOL, Inc.*	27,112	409,391
eBay, Inc.*	132,700	4,024,791
IAC/InterActiveCorp	20,400	869,040
Monster Worldwide, Inc.*	32,800	260,104
Yahoo!, Inc.*	330,600	5,332,578

		11,031,480

IT Services (1.1%)
Accenture plc, Class A	49,100	2,613,593
Amdocs Ltd.*	47,100	1,343,763
Booz Allen Hamilton Holding Corp.*	3,042	52,475
Broadridge Financial Solutions, Inc.	1,700	38,335
Computer Sciences Corp.	39,300	931,410
CoreLogic, Inc.*	24,500	316,785
DST Systems, Inc.	7,600	345,952
Fidelity National Information Services, Inc.	66,594	1,770,734
Fiserv, Inc.*	7,300	428,802
Genpact Ltd.*	7,100	106,145
International Business Machines Corp.	48,500	8,918,180
Paychex, Inc.	6,500	195,715
SAIC, Inc.*	49,600	609,584
Total System Services, Inc.	41,100	803,916

Visa, Inc., Class A	129,700	$13,168,441

		31,643,830

Office Electronics (0.1%)
Xerox Corp.	355,562	2,830,274

Semiconductors & Semiconductor Equipment (2.9%)
Advanced Semiconductor Engineering, Inc. (ADR)	998,948	4,335,434
Applied Materials, Inc.	1,278,400	13,691,664
Atmel Corp.*	7,400	59,940
Cree, Inc.*	26,100	575,244
Fairchild Semiconductor International, Inc.*	32,300	388,892
Freescale Semiconductor Holdings I Ltd.*	4,100	51,865
Intel Corp.	1,747,900	42,386,575
International Rectifier Corp.*	17,700	343,734
Intersil Corp., Class A	16,000	167,040
KLA-Tencor Corp.	9,700	468,025
Lam Research Corp.*	189,300	7,007,886
LSI Corp.*	107,200	637,840
Marvell Technology Group Ltd.*	128,900	1,785,265
MEMC Electronic Materials, Inc.*	23,800	93,772
Micron Technology, Inc.*	1,465,885	9,220,417
Novellus Systems, Inc.*	22,600	933,154
PMC-Sierra, Inc.*	55,800	307,458
Silicon Laboratories, Inc.*	1,100	47,762
SunPower Corp.*	25,100	156,373
Teradyne, Inc.*	47,000	640,610
Texas Instruments, Inc.	107,500	3,129,325

		86,428,275

Software (1.0%)
Activision Blizzard, Inc.	107,400	1,323,168
CA, Inc.	97,300	1,966,919
Compuware Corp.*	14,700	122,304
Microsoft Corp.	726,100	18,849,556
Oracle Corp.	300,300	7,702,695
Synopsys, Inc.*	34,600	941,120

		30,905,762

Total Information Technology		286,482,298

Materials (1.9%)
Chemicals (0.9%)
Ashland, Inc.	20,100	1,148,916
Cabot Corp.	16,600	533,524
CF Industries Holdings, Inc.	2,991	433,635
Cytec Industries, Inc.	12,500	558,125
Dow Chemical Co.	351,350	10,104,826
Huntsman Corp.	39,400	394,000
LyondellBasell Industries N.V., Class A	336,600	10,936,134
PPG Industries, Inc.	21,600	1,803,384
Rockwood Holdings, Inc.*	900	35,433
RPM International, Inc.	33,000	810,150
Scotts Miracle-Gro Co., Class A	1,600	74,704
Valspar Corp.	21,200	826,164
W.R. Grace & Co.*	1,900	87,248

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Westlake Chemical Corp.	4,000	$160,960

		27,907,203

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	6,200	467,542
Vulcan Materials Co.	32,700	1,286,745

		1,754,287

Containers & Packaging (0.2%)
AptarGroup, Inc.	17,100	892,107
Bemis Co., Inc.	26,700	803,136
Greif, Inc., Class A	9,700	441,835
Owens-Illinois, Inc.*	41,600	806,208
Packaging Corp. of America	2,400	60,576
Sealed Air Corp.	40,600	698,726
Sonoco Products Co.	25,300	833,888
Temple-Inland, Inc.	20,300	643,713

		5,180,189

Metals & Mining (0.6%)
AK Steel Holding Corp.	22,300	184,198
Alcoa, Inc.	269,900	2,334,635
Commercial Metals Co.	29,200	403,836
Newmont Mining Corp.	164,800	9,889,648
Nucor Corp.	80,200	3,173,514
Reliance Steel & Aluminum Co.	16,200	788,778
Schnitzer Steel Industries, Inc., Class A	4,000	169,120
Steel Dynamics, Inc.	14,900	195,935
Titanium Metals Corp.	10,100	151,298
United States Steel Corp.	36,500	965,790

		18,256,752

Paper & Forest Products (0.1%)
Domtar Corp.	10,400	831,584
International Paper Co.	87,400	2,587,040
MeadWestvaco Corp.	43,000	1,287,850

		4,706,474

Total Materials		57,804,905

Telecommunication Services (3.4%)
Diversified Telecommunication Services (3.3%)
AT&T, Inc.	1,663,700	50,310,288
CenturyLink, Inc.	598,328	22,257,801
Frontier Communications Corp.	252,526	1,300,509
Level 3 Communications, Inc.*	28,826	489,754
tw telecom, Inc.*	5,500	106,590
Verizon Communications, Inc.	555,700	22,294,684
Windstream Corp.	57,500	675,050

		97,434,676

Wireless Telecommunication Services (0.1%)
Clearwire Corp., Class A*	6,200	12,028
NII Holdings, Inc.*	5,400	115,020
Sprint Nextel Corp.*	759,200	1,776,528
Telephone & Data Systems, Inc.	22,900	592,881
U.S. Cellular Corp.*	3,700	161,431

		2,657,888

Total Telecommunication Services		100,092,564

Utilities (6.1%)
Electric Utilities (2.7%)
American Electric Power Co., Inc.	204,470	$8,446,656
Duke Energy Corp.	337,800	7,431,600
Edison International	225,300	9,327,420
Entergy Corp.	45,200	3,301,860
Exelon Corp.	168,100	7,290,497
FirstEnergy Corp.	106,115	4,700,894
Great Plains Energy, Inc.	116,000	2,526,480
Hawaiian Electric Industries, Inc.	24,100	638,168
NextEra Energy, Inc.	107,100	6,520,248
Northeast Utilities	44,800	1,615,936
NV Energy, Inc.	456,400	7,462,140
Pepco Holdings, Inc.	57,200	1,161,160
Pinnacle West Capital Corp.	27,700	1,334,586
PPL Corp.	146,402	4,307,147
Progress Energy, Inc.	74,700	4,184,694
Southern Co.	215,500	9,975,495
Westar Energy, Inc.	28,800	828,864

		81,053,845

Gas Utilities (0.4%)
AGL Resources, Inc.	19,800	836,748
Atmos Energy Corp.	176,800	5,896,280
National Fuel Gas Co.	17,900	994,882
ONEOK, Inc.	25,200	2,184,588
Questar Corp.	45,000	893,700
UGI Corp.	28,300	832,020

		11,638,218

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	166,700	1,973,728
Calpine Corp.*	89,000	1,453,370
Constellation Energy Group, Inc.	47,200	1,872,424
GenOn Energy, Inc.*	195,704	510,788
NRG Energy, Inc.*	61,100	1,107,132

		6,917,442

Multi-Utilities (2.7%)
Alliant Energy Corp.	28,100	1,239,491
Ameren Corp.	61,200	2,027,556
CenterPoint Energy, Inc.	418,000	8,397,620
CMS Energy Corp.	406,200	8,968,896
Consolidated Edison, Inc.	74,200	4,602,626
Dominion Resources, Inc.	146,100	7,754,988
DTE Energy Co.	227,200	12,371,040
Integrys Energy Group, Inc.	19,900	1,078,182
MDU Resources Group, Inc.	47,900	1,027,934
NiSource, Inc.	296,400	7,057,284
NSTAR	26,300	1,235,048
OGE Energy Corp.	24,800	1,406,408
PG&E Corp.	101,000	4,163,220
Public Service Enterprise Group, Inc.	170,100	5,615,001
SCANA Corp.	29,200	1,315,752
Sempra Energy	60,800	3,344,000
TECO Energy, Inc.	54,500	1,043,130
Vectren Corp.	20,700	625,761
Wisconsin Energy Corp.	59,300	2,073,128

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Xcel Energy, Inc.	122,800	$3,394,192

		78,741,257

Water Utilities (0.1%)
American Water Works Co., Inc.	44,500	1,417,770
Aqua America, Inc.	31,400	692,370

		2,110,140

Total Utilities		180,460,902

Total Common Stocks (85.2%) (Cost $2,170,288,566)		2,536,733,282

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp. (Zero Coupon)*†	443	—

Total Preferred Stocks (0.0%) (Cost $305)		—

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Celgene Corp., expiring 12/31/30* (Cost $6,890)	1,300	1,820

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Government Securities (2.0%)
U.S. Treasury Bills 0.02%, 5/3/12#(p)	$58,713,200	$58,708,268

Total Short-Term Investments (2.0%) (Cost $58,705,451)		58,708,268

Total Investments (87.2%) (Cost $2,229,001,212)		2,595,443,370
Other Assets Less Liabilities (12.8%)		381,778,654

Net Assets (100%)		$2,977,222,024

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $58,708,268
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	6,156	March-12	$380,658,278	$385,550,280	$4,892,002
S&P MidCap 400 E-Mini Index	448	March-12	38,894,367	39,303,040	408,673

					$5,300,675

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$288,331,217	$—	$—	$288,331,217
Consumer Staples	239,124,999	—	—	239,124,999
Energy	321,059,474	—	—	321,059,474
Financials	485,127,963	—	—	485,127,963
Health Care	355,801,731	—	—	355,801,731
Industrials	222,447,229	—	—	222,447,229
Information Technology	286,482,298	—	—	286,482,298
Materials	57,804,905	—	—	57,804,905
Telecommunication Services	100,092,564	—	—	100,092,564
Utilities	180,460,902	—	—	180,460,902
Futures	5,300,675	—	—	5,300,675
Preferred Stocks
Consumer Discretionary	—	—	—	—
Rights
Health Care	1,820	—	—	1,820
Short—Term Investments	—	58,708,268	—	58,708,268

Total Assets	$2,542,035,777	$58,708,268	$—	$2,600,744,045

Total Liabilities	$—	$—	$—	$—

Total	$2,542,035,777	$58,708,268	$—	$2,600,744,045

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Preferred Stocks- Consumer Discretionary††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—

††	Security received through corporate action with $0 market value.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	5,300,675	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$5,300,675

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(127,703,897)	—	—	(127,703,897)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(127,703,897)	$—	$—	$(127,703,897)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(4,648,739)	—	—	(4,648,739)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(4,648,739)	$—	$—	$(4,648,739)

The Portfolio held futures contracts with an average notional balance of approximately $558,924,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$909,078,656
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,204,995,074

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$334,191,050
Aggregate gross unrealized depreciation	(156,672,115)

Net unrealized appreciation	$177,518,935

Federal income tax cost of investments	$2,417,924,435

The Portfolio has a net capital loss carryforward of $1,502,583,515 of which $331,276,607 expires in the year 2016 and $1,171,306,908 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $88,331,899 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $2,229,001,212)	$2,595,443,370
Cash	388,106,391
Dividends, interest and other receivables	4,240,351
Receivable from Separate Accounts for Trust shares sold	141,950
Other assets	22,486

Total assets	2,987,954,548

LIABILITIES
Payable for securities purchased	4,745,400
Payable to Separate Accounts for Trust shares redeemed	2,390,877
Due to broker for futures variation margin	1,629,761
Investment management fees payable	1,223,288
Administrative fees payable	352,311
Distribution fees payable - Class IB	279,607
Trustees’ fees payable	4,317
Accrued expenses	106,963

Total liabilities	10,732,524

NET ASSETS	$2,977,222,024

Net assets were comprised of:
Paid in capital	$4,369,218,202
Accumulated undistributed net investment income (loss)	1,162,728
Accumulated undistributed net realized gain (loss) on investments and futures	(1,764,901,739)
Net unrealized appreciation (depreciation) on investments and futures	371,742,833

Net assets	$2,977,222,024

Class IA
Net asset value, offering and redemption price per share, $872,362,624 / 91,332,005 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.55

Class IB
Net asset value, offering and redemption price per share, $1,328,546,540 / 139,420,772 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.53

Class K
Net asset value, offering and redemption price per share, $776,312,860 / 81,276,547 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.55

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $316,014 foreign withholding tax)	$66,132,569
Interest	233,592

Total income	66,366,161

EXPENSES
Investment management fees	15,944,260
Administrative fees	5,087,636
Distribution fees - Class IB	3,724,245
Printing and mailing expenses	243,176
Custodian fees	96,000
Professional fees	86,925
Trustees’ fees	84,751
Miscellaneous	84,343

Gross expenses	25,351,336
Less: Fees paid indirectly	(146,871)

Net expenses	25,204,465

NET INVESTMENT INCOME (LOSS)	41,161,696

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	181,434,578
Futures	(127,703,897)

Net realized gain (loss)	53,730,681

Change in unrealized appreciation (depreciation) on:
Securities	(240,130,183)
Futures	(4,648,739)

Net change in unrealized appreciation (depreciation)	(244,778,922)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(191,048,241)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(149,886,545)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$41,161,696		$44,584,219
Net realized gain (loss) on investments and futures	53,730,681		140,754,478
Net change in unrealized appreciation (depreciation) on investments and futures	(244,778,922)		266,488,222

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(149,886,545)		451,826,919

DIVIDENDS:
Dividends from net investment income
Class IA	(12,967,993)		(27,204,814)
Class IB	(16,320,567)		(17,518,934)
Class K†	(11,392,882)		—

TOTAL DIVIDENDS	(40,681,442)		(44,723,748)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,016,973 and 2,872,987 shares, respectively ]	31,043,894		27,044,250
Capital shares issued in reinvestment of dividends [ 1,406,777 and 2,714,600 shares, respectively ]	12,967,993		27,204,814
Capital shares repurchased [ (112,075,749) and (58,662,281) shares, respectively ]	(1,077,594,170	)(z)	(570,472,459)

Total Class IA transactions	(1,033,582,283)		(516,223,395)

Class IB
Capital shares sold [ 2,388,103 and 2,983,754 shares, respectively ]	24,105,524		28,042,808
Capital shares issued in reinvestment of dividends [ 1,774,449 and 1,751,497 shares, respectively ]	16,320,567		17,518,934
Capital shares repurchased [ (22,594,933) and (26,031,081) shares, respectively ]	(230,138,002)		(243,477,956)

Total Class IB transactions	(189,711,911)		(197,916,214)

Class K†
Capital shares sold [ 82,527,469 and 0 shares, respectively ]	770,323,302	(z)	—
Capital shares issued in reinvestment of dividends [ 1,235,907 and 0 shares, respectively ]	11,392,882		—
Capital shares repurchased [ (2,486,829) and 0 shares, respectively ]	(23,291,635)		—

Total Class K transactions	758,424,549		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(464,869,645)		(714,139,609)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(655,437,632)		(307,036,438)
NET ASSETS:
Beginning of year	3,632,659,656		3,939,696,094

End of year (a)	$2,977,222,024		$3,632,659,656

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,162,728		$241,472

† Class K commenced operations on August 26, 2011.

(z) On August 29, 2011, certain affiliated shareholders of the EQ/Large Cap Value PLUS Portfolio exchanged approximately 80,995,273 Class IA shares for approximately 80,995,273 Class K shares. This exchange amounted to approximately $755,710,017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO(i)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008		2007
Net asset value, beginning of year	$10.19	$9.15	$7.75	$14.27		$16.39

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.13 (e)	0.19 (e)	0.43		0.35	(e)
Net realized and unrealized gain (loss) on investments and futures .	(0.63)	1.05	1.41	(6.57)		(1.07)

Total from investment operations	(0.50)	1.18	1.60	(6.14)		(0.72)

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.20)	(0.38)		(0.26)
Distributions from net realized gains	—	—	—	—		(1.14)

Total dividends and distributions	(0.14)	(0.14)	(0.20)	(0.38)		(1.40)

Net asset value, end of year	$9.55	$10.19	$9.15	$7.75		$14.27

Total return	(4.84)%	12.89%	20.73%	(43.06)%		(4.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$872,363	$2,027,488	$2,305,328	$1,254,315		$3,770,999
Ratio of expenses to average net assets:
After waivers	0.65%	0.66%	0.70%	0.70%		0.70%
After waivers and fees paid indirectly	0.64%	0.66%	0.69%	0.64%		0.62%
Before waivers and fees paid indirectly	0.65%	0.66%	0.70%	0.72%		0.71%
Ratio of net investment income (loss) to average net assets:
After waivers	1.26%	1.33%	2.35%	2.36%		2.06%
After waivers and fees paid indirectly	1.27%	1.34%	2.36%	2.42%		2.15%
Before waivers and fees paid indirectly	1.26%	1.33%	2.35%	2.34%		2.05%
Portfolio turnover rate	33%	38%	52%	39%		50%

	Year Ended December 31,
Class IB	2011	2010	2009	2008		2007
Net asset value, beginning of year	$10.17	$9.12	$7.73	$14.26		$16.38

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.10 (e)	0.17 (e)	0.31	(e)	0.30	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.63)	1.06	1.40	(6.49)		(1.06)

Total from investment operations	(0.52)	1.16	1.57	(6.18)		(0.76)

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.18)	(0.35)		(0.22)
Distributions from net realized gains	—	—	—	—		(1.14)

Total dividends and distributions	(0.12)	(0.11)	(0.18)	(0.35)		(1.36)

Net asset value, end of year	$9.53	$10.17	$9.12	$7.73		$14.26

Total return	(5.09)%	12.76%	20.34%	(43.32)%		(4.55)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,328,547	$1,605,171	$1,634,368	$1,552,709		$3,310,417
Ratio of expenses to average net assets:
After waivers	0.90%	0.91%	0.95%	0.95%		0.95%
After waivers and fees paid indirectly	0.89%	0.91%	0.94%	0.89	%(c)	0.87	%(c)
Before waivers and fees paid indirectly	0.90%	0.91%	0.95%	0.97%		0.96	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	1.09%	1.09%	2.22%	2.41%		1.74%
After waivers and fees paid indirectly	1.10%	1.09%	2.23%	2.49%		1.80%
Before waivers and fees paid indirectly	1.09%	1.09%	2.22%	2.40%		1.72%
Portfolio turnover rate	33%	38%	52%	39%		50%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO(i)

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.24

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)
Net realized and unrealized gain (loss) on investments and futures .	0.39

Total from investment operations	0.45

Less distributions:
Dividends from net investment income	(0.14)

Net asset value, end of period	$9.55

Total return (b)	4.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$776,313
Ratio of expenses to average net assets:
After waivers (a)	0.65%
After waivers and fees paid indirectly (a)	0.65%
Before waivers and fees paid indirectly (a)	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.79%
After waivers and fees paid indirectly (a)	1.79%
Before waivers and fees paid indirectly (a)	1.79%
Portfolio turnover rate	33%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(i)	On August 17, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AllianceBernstein Growth & Income Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares	(8.31)%	0.24%	3.14%
Portfolio – Class IB Shares	(8.53)	(0.01)	2.88
Russell 1000® Index	1.50	(0.02)	3.68
* Date of inception 4/29/05. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (8.31)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 1000® Index, returned 1.50% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection was strong within the Aerospace and Defense industry, including the contribution of performance from Goodrich (B.F.) Corporation.

•	Stock selection was also strong within the Computers and Peripherals industry, including the contribution of performance from Apple, Inc.

•	An underweight within the Insurance industry was a positive contributor from an industry allocation perspective.

What hurt performance during the year:

•	Weak stock selection was the primary driver of underperformance for the year.

•	Stock selection within the Consumer Discretionary sector detracted from performance, including Carnival Corp. and MGM Mirage, Inc. within the Hotels, Restaurants and Leisure industry.

•

Stock selection within the Financials sector also detracted from performance, including Bank of America Corp. and Goldman Sachs Group within the Diversified Financials and Capital Markets industries, respectively.

Portfolio Positioning and Outlook

At year-end, we had positioned the portfolio for a cyclical recovery, as the fears of an economic slowdown subside. We believe that the Portfolio holdings have solid earnings prospects and suitable risk profiles, and that this should produce attractive, risk-adjusted returns. The Portfolio maintained an overweight position within the Materials sector at year-end, based on our expectation that global demand for raw materials will remain positive. The Portfolio moved from a neutral position to an overweight position within the Information Technology sector, and added most significantly to the Internet Software and Services industry over the period. Although the Portfolio maintained an underweight position within the Consumer Discretionary sector at year-end, exposure to the Automobile, Textile, Apparel, and Luxury Goods industries was increased, as this strategy is consistent with our belief that the economic environment will likely improve in 2012. At year-end, the portfolio had an underweight position within the traditionally defensive Utilities and Consumer Staples sectors because we have found better opportunities elsewhere.

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	19.9%
Financials	13.6
Energy	12.6
Industrials	12.1
Health Care	10.9
Consumer Discretionary	10.4
Consumer Staples	8.2
Materials	6.8
Telecommunication Services	2.9
Utilities	1.4
Cash and Other	1.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$916.13	$3.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	915.42	4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.4%)
Automobiles (0.6%)
Ford Motor Co.*	145,512	$1,565,709

Hotels, Restaurants & Leisure (3.3%)
Carnival Corp.	32,075	1,046,928
Hyatt Hotels Corp., Class A*	29,242	1,100,669
Marriott International, Inc., Class A	28,971	845,084
MGM Resorts International*	198,469	2,070,032
Starwood Hotels & Resorts Worldwide, Inc.	22,956	1,101,199
Wynn Resorts Ltd.	18,156	2,006,056

		8,169,968

Internet & Catalog Retail (0.1%)
Amazon.com, Inc.*	1,862	322,312

Media (2.4%)
Interpublic Group of Cos., Inc.	254,004	2,471,459
Time Warner, Inc.	48,655	1,758,392
Walt Disney Co.	50,699	1,901,212

		6,131,063

Multiline Retail (0.7%)
Macy’s, Inc.	22,970	739,175
Target Corp.	18,463	945,675

		1,684,850

Specialty Retail (2.7%)
Dick’s Sporting Goods, Inc.	100,320	3,699,802
Home Depot, Inc.	71,065	2,987,572

		6,687,374

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	15,975	975,114
PVH Corp.	7,755	546,650

		1,521,764

Total Consumer Discretionary		26,083,040

Consumer Staples (8.2%)
Beverages (2.3%)
Coca-Cola Co.	35,830	2,507,025
PepsiCo, Inc.	49,739	3,300,183

		5,807,208

Food & Staples Retailing (1.1%)
CVS Caremark Corp.	55,148	2,248,935
Wal-Mart Stores, Inc.	9,491	567,182

		2,816,117

Food Products (1.0%)
Kellogg Co.	47,476	2,400,861

Household Products (3.0%)
Colgate-Palmolive Co.	27,372	2,528,899
Procter & Gamble Co.	71,784	4,788,711

		7,317,610

Tobacco (0.8%)
Altria Group, Inc.	69,095	2,048,667

Total Consumer Staples		20,390,463

Energy (12.6%)
Energy Equipment & Services (2.2%)
National Oilwell Varco, Inc.	15,337	$1,042,763
Schlumberger Ltd.	51,205	3,497,813
Weatherford International Ltd.*	63,428	928,586

		5,469,162

Oil, Gas & Consumable Fuels (10.4%)
Anadarko Petroleum Corp.	28,002	2,137,393
Apache Corp.	16,299	1,476,363
Cabot Oil & Gas Corp.	10,469	794,597
Chevron Corp.	38,463	4,092,463
Continental Resources, Inc.*	19,911	1,328,263
Devon Energy Corp.	14,111	874,882
EOG Resources, Inc.	8,182	806,009
EQT Corp.	9,405	515,300
Exxon Mobil Corp.	62,863	5,328,268
Hess Corp.	40,046	2,274,613
Noble Energy, Inc.	8,474	799,861
Occidental Petroleum Corp.	20,385	1,910,074
Range Resources Corp.	9,187	569,043
Southwestern Energy Co.*	20,511	655,121
Suncor Energy, Inc.	80,525	2,321,536

		25,883,786

Total Energy		31,352,948

Financials (13.6%)
Capital Markets (3.1%)
Franklin Resources, Inc.	3,975	381,839
Goldman Sachs Group, Inc.	33,238	3,005,712
Morgan Stanley	96,957	1,466,959
State Street Corp.	15,100	608,681
T. Rowe Price Group, Inc.	38,002	2,164,214

		7,627,405

Commercial Banks (4.5%)
Fifth Third Bancorp	121,608	1,546,854
PNC Financial Services Group, Inc.	36,498	2,104,840
Regions Financial Corp.	184,513	793,406
SunTrust Banks, Inc.	47,513	840,980
U.S. Bancorp	80,719	2,183,449
Wells Fargo & Co.	136,358	3,758,026

		11,227,555

Consumer Finance (1.1%)
Capital One Financial Corp.	64,797	2,740,265

Diversified Financial Services (2.2%)
Bank of America Corp.	134,149	745,869
Citigroup, Inc.	47,911	1,260,538
JPMorgan Chase & Co.	104,778	3,483,869

		5,490,276

Insurance (1.9%)
Chubb Corp.	21,245	1,470,579
MetLife, Inc.	44,427	1,385,234
Prudential Financial, Inc.	37,521	1,880,552

		4,736,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Real Estate Investment Trusts (REITs) (0.8%)
Host Hotels & Resorts, Inc. (REIT)	144,100	$2,128,357

Total Financials		33,950,223

Health Care (10.9%)
Biotechnology (0.8%)
Celgene Corp.*	11,875	802,750
Gilead Sciences, Inc.*	15,078	617,143
Human Genome Sciences, Inc.*	73,295	541,650

		1,961,543

Health Care Equipment & Supplies (1.0%)
Baxter International, Inc.	48,808	2,415,020

Health Care Providers & Services (2.6%)
Express Scripts, Inc.*	64,361	2,876,293
UnitedHealth Group, Inc.	62,281	3,156,401
WellPoint, Inc.	7,593	503,036

		6,535,730

Health Care Technology (0.4%)
SXC Health Solutions Corp.*	20,024	1,130,955

Pharmaceuticals (6.1%)
Abbott Laboratories, Inc.	35,392	1,990,092
Johnson & Johnson	79,185	5,192,952
Merck & Co., Inc.	73,850	2,784,145
Pfizer, Inc.	242,332	5,244,065

		15,211,254

Total Health Care		27,254,502

Industrials (12.1%)
Aerospace & Defense (4.2%)
Boeing Co.	20,411	1,497,147
Goodrich Corp.	20,696	2,560,095
Honeywell International, Inc.	31,570	1,715,830
Precision Castparts Corp.	12,989	2,140,457
United Technologies Corp.	36,171	2,643,738

		10,557,267

Construction & Engineering (0.6%)
Fluor Corp.	30,655	1,540,414

Electrical Equipment (1.2%)
Emerson Electric Co.	60,702	2,828,106

Industrial Conglomerates (1.1%)
General Electric Co.	156,490	2,802,736

Machinery (2.1%)
Caterpillar, Inc.	13,138	1,190,303
Dover Corp.	28,630	1,661,972
Eaton Corp.	20,259	881,874
PACCAR, Inc.	41,528	1,556,054

		5,290,203

Road & Rail (2.9%)
Hertz Global Holdings, Inc.*	144,095	1,688,793
Union Pacific Corp.	51,517	5,457,711

		7,146,504

Total Industrials		30,165,230

Information Technology (19.9%)
Communications Equipment (2.4%)
Cisco Systems, Inc.	64,893	$1,173,265
QUALCOMM, Inc.	87,891	4,807,638

		5,980,903

Computers & Peripherals (7.1%)
Apple, Inc.*	30,562	12,377,610
Dell, Inc.*	143,112	2,093,729
EMC Corp.*	118,840	2,559,814
Hewlett-Packard Co.	28,515	734,546

		17,765,699

Electronic Equipment, Instruments & Components (0.4%)
Corning, Inc.	70,955	920,996

Internet Software & Services (3.4%)
Google, Inc., Class A*	10,179	6,574,616
Monster Worldwide, Inc.*	242,390	1,922,153

		8,496,769

IT Services (0.5%)
Mastercard, Inc., Class A	3,473	1,294,804

Semiconductors & Semiconductor Equipment (2.2%)
Broadcom Corp., Class A*	28,504	836,877
Intel Corp.	101,059	2,450,681
Micron Technology, Inc.*	194,282	1,222,034
Texas Instruments, Inc.	38,294	1,114,738

		5,624,330

Software (3.9%)
Activision Blizzard, Inc.	9,541	117,545
Adobe Systems, Inc.*	68,467	1,935,562
Microsoft Corp.	147,349	3,825,181
Oracle Corp.	80,719	2,070,442
VMware, Inc., Class A*	21,540	1,791,913

		9,740,643

Total Information Technology		49,824,144

Materials (6.8%)
Chemicals (4.7%)
Celanese Corp.	40,304	1,784,258
CF Industries Holdings, Inc.	4,486	650,380
Dow Chemical Co.	90,475	2,602,061
E.I. du Pont de Nemours & Co.	27,148	1,242,836
LyondellBasell Industries N.V., Class A	28,906	939,156
Monsanto Co.	29,987	2,101,189
Mosaic Co.	40,664	2,050,686
Potash Corp. of Saskatchewan, Inc.	12,519	516,784

		11,887,350

Metals & Mining (2.1%)
Freeport-McMoRan Copper & Gold, Inc.	58,671	2,158,506
Newmont Mining Corp.	18,065	1,084,081
Reliance Steel & Aluminum Co.	17,947	873,839
United States Steel Corp.	40,193	1,063,507

		5,179,933

Total Materials		17,067,283

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Telecommunication Services (2.9%)
Diversified Telecommunication Services (2.9%)
AT&T, Inc.	89,880	$2,717,971
CenturyLink, Inc.	51,173	1,903,636
Verizon Communications, Inc.	63,616	2,552,274

Total Telecommunication Services		7,173,881

Utilities (1.4%)
Electric Utilities (0.7%)
NextEra Energy, Inc.	14,602	888,969
Progress Energy, Inc.	13,740	769,715

		1,658,684

Multi-Utilities (0.7%)
Dominion Resources, Inc.	20,379	$1,081,717
PG&E Corp.	18,921	779,924

		1,861,641

Total Utilities		3,520,325

Total Investments (98.8%) (Cost $225,315,447)		246,782,039
Other Assets Less Liabilities (1.2%)		3,117,282

Net Assets (100%)		$249,899,321

*	Non-income producing.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$26,083,040	$—	$—	$26,083,040
Consumer Staples	20,390,463	—	—	20,390,463
Energy	31,352,948	—	—	31,352,948
Financials	33,950,223	—	—	33,950,223
Health Care	27,254,502	—	—	27,254,502
Industrials	30,165,230	—	—	30,165,230
Information Technology	49,824,144	—	—	49,824,144
Materials	17,067,283	—	—	17,067,283
Telecommunication Services	7,173,881	—	—	7,173,881
Utilities	3,520,325	—	—	3,520,325

Total Assets	$246,782,039	$—	$—	$246,782,039

Total Liabilities	$—	$—	$—	$—

Total	$246,782,039	$—	$—	$246,782,039

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks	$106,348,612
Net Proceeds of Sales and Redemptions:
Stocks	$90,299,168

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,936,151
Aggregate gross unrealized depreciation	(19,341,536)

Net unrealized appreciation	$19,594,615

Federal income tax cost of investments	$227,187,424

The Portfolio has a net capital loss carryforward of $9,448,820, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $1,813,867 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $225,315,447)	$246,782,039
Cash	3,427,175
Dividends, interest and other receivables	345,349
Receivable for securities sold	249,438
Receivable from Separate Accounts for Trust shares sold	138,843
Other assets	400

Total assets	250,943,244

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	826,033
Investment management fees payable	130,812
Distribution fees payable - Class IB	50,162
Administrative fees payable	24,245
Accrued expenses	12,671

Total liabilities	1,043,923

NET ASSETS	$249,899,321

Net assets were comprised of:
Paid in capital	$240,796,180
Accumulated undistributed net investment income (loss)	40,170
Accumulated undistributed net realized gain (loss) on investments	(12,403,621)
Net unrealized appreciation (depreciation) on investments	21,466,592

Net assets	$249,899,321

Class IA
Net asset value, offering and redemption price per share, $13,454,957 / 1,226,206 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.97

Class IB
Net asset value, offering and redemption price per share, $236,444,364 / 21,527,188 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.98

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $28,884 foreign withholding tax)	$4,643,022
Interest	2,871

Total income	4,645,893

EXPENSES
Investment management fees	1,793,550
Distribution fees - Class IB	649,764
Administrative fees	311,077
Professional fees	21,342
Printing and mailing expenses	20,377
Custodian fees	18,500
Trustees’ fees	6,794
Miscellaneous	4,027

Gross expenses	2,825,431
Less: Waiver from investment advisor	(106,933)
Fees paid indirectly	(14,693)

Net expenses	2,703,805

NET INVESTMENT INCOME (LOSS)	1,942,088

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	2,598,064
Net change in unrealized appreciation (depreciation) on securities	(30,330,766)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(27,732,702)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,790,614)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,942,088	$865,911
Net realized gain (loss) on investments	2,598,064	3,883,337
Net change in unrealized appreciation (depreciation) on investments	(30,330,766)	26,871,625

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(25,790,614)	31,620,873

DIVIDENDS:
Dividends from net investment income
Class IA	(141,566)	(99,325)
Class IB	(1,814,747)	(849,141)

TOTAL DIVIDENDS	(1,956,313)	(948,466)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 485,264 and 1,767,853 shares, respectively ]	5,804,715	19,597,768
Capital shares issued in reinvestment of dividends [ 13,413 and 8,453 shares, respectively ]	141,566	99,325
Capital shares repurchased [ (717,486) and (970,290) shares, respectively ]	(8,498,913)	(10,503,643)

Total Class IA transactions	(2,552,632)	9,193,450

Class IB
Capital shares sold [ 7,718,614 and 7,302,698 shares, respectively ]	92,073,914	79,098,512
Capital shares issued in reinvestment of dividends [ 171,794 and 73,362 shares, respectively ]	1,814,747	849,141
Capital shares repurchased [ (6,873,672) and (4,754,482) shares, respectively ]	(79,374,539)	(51,575,554)

Total Class IB transactions	14,514,122	28,372,099

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,961,490	37,565,549

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,785,437)	68,237,956
NET ASSETS:
Beginning of year	265,684,758	197,446,802

End of year (a)	$249,899,321	$265,684,758

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$40,170	$54,395

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.09	$10.65	$8.53	$12.59	$11.88

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.07 (e)	0.10 (e)	0.16 (e)	0.13	(e)
Net realized and unrealized gain (loss) on investments	(1.12)	1.44	2.10	(4.02)	1.16

Total from investment operations	(1.01)	1.51	2.20	(3.86)	1.29

Less distributions:
Dividends from net investment income	(0.11)	(0.07)	(0.08)	(0.13)	(0.12)
Distributions from net realized gains	—	—	—	(0.07)	(0.46)

Total dividends and distributions	(0.11)	(0.07)	(0.08)	(0.20)	(0.58)

Net asset value, end of year	$10.97	$12.09	$10.65	$8.53	$12.59

Total return	(8.31)%	14.22%	25.86%	(30.80)%	10.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,455	$17,470	$6,803	$2,900	$1,262
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly	0.74%	0.74%	0.74%	0.74%	0.74%
Before waivers and fees paid indirectly	0.79%	0.80%	0.84%	0.87%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers	0.92%	0.68%	1.03%	1.46%	1.03%
After waivers and fees paid indirectly	0.92%	0.68%	1.04%	1.46%	1.04%
Before waivers and fees paid indirectly	0.88%	0.63%	0.95%	1.34%	0.92%
Portfolio turnover rate	33%	20%	46%	43%	42%

	Year Ended December 31,
Class IB	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.10	$10.66	$8.54	$12.60	$11.89

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.04 (e)	0.07 (e)	0.13 (e)	0.10	(e)
Net realized and unrealized gain (loss) on investments	(1.12)	1.44	2.11	(4.01)	1.16

Total from investment operations	(1.04)	1.48	2.18	(3.88)	1.26

Less distributions:
Dividends from net investment income	(0.08)	(0.04)	(0.06)	(0.11)	(0.09)
Distributions from net realized gains	—	—	—	(0.07)	(0.46)

Total dividends and distributions	(0.08)	(0.04)	(0.06)	(0.18)	(0.55)

Net asset value, end of year	$10.98	$12.10	$10.66	$8.54	$12.60

Total return	(8.53)%	13.92%	25.51%	(30.95)%	10.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$236,444	$248,215	$190,644	$100,829	$91,751
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.99%	0.99%	0.99%	0.99%	0.99%
Before waivers and fees paid indirectly	1.04%	1.05%	1.09%	1.12%	1.11	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.69%	0.37%	0.79%	1.19%	0.82%
After waivers and fees paid indirectly	0.69%	0.38%	0.80%	1.19%	0.83%
Before waivers and fees paid indirectly	0.65%	0.33%	0.70%	1.07%	0.69%
Portfolio turnover rate	33%	20%	46%	43%	42%

(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(10.49)%	(0.29)%	4.50%	4.25%
Portfolio – Class IB Shares	(10.70)	(0.45)	4.42	4.20
Portfolio – Class K Shares***	(10.63)	(0.44)	4.43	4.21
MSCI AC World ex. U.S. Growth Index	(14.21)	(2.17)	5.60	—	****

*     Date of inception 9/26/08. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**    Date of inception 11/18/94.

***   Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

****Date of inception 12/31/98.

       Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (10.49)% for the year ended December 31, 2011. The Portfolio’s benchmark, the MSCI AC World ex. U.S. Growth Index, returned (14.21)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

A combination of stock selection and an underweight position in the Basic Materials sector was the primary driver of performance relative to the benchmark. Holdings of strong-performing mining company Iluka Resources (Australia) benefited relative results over the reporting period.

•

Stock selection in the Technology and Industrial Goods and Services sectors was another factor that aided relative performance. Within the Technology sector, an overweight allocation to semiconductor manufacturer Taiwan Semiconductor and software solutions and consulting services provider Dassault Systems (France) boosted relative returns.

•

Stocks in other sectors that contributed to relative performance included Telecommunications Service provider China Unicom Hong Kong, global consulting and outsourcing company Accenture, personal care products maker Uni-Charm (Japan), catering company Compass Group (United Kingdom), fashion distributor Inditex (Spain), alcoholic drink producer Diageo (United Kingdom), and financial services company Credicorp (Peru).

What hurt performance during the year:

•

Stock selection and, to a lesser extent, an underweight position in the Consumer Staples sector hindered relative performance. Not holding strong-performing tobacco company British American Tobacco (United Kingdom) and global consumer products provider Unilever (United Kingdom) detracted from results relative to the benchmark.

•	Security selection in the Autos and Housing sectors also weakened relative performance.

•

Elsewhere, holdings of Financial Services firm Banco Santander Brasil, diversified mining company Teck Resources (Canada), Austrian Financial Services company Erste Group Bank, Information Technology products and electronics maker Acer (Taiwan), Financial Services firm Credit Suisse (Switzerland), recruiting firm Michael Page (United Kingdom), recruitment and human resources provider Hays (United Kingdom), and banking services firm Akbank T.A.S (Turkey) held back relative results.

Sector Weightings as of 12/31/11	% of Net Assets
Consumer Staples	17.5%
Consumer Discretionary	13.5
Information Technology	13.2
Industrials	13.1
Materials	11.8
Financials	11.2
Health Care	10.5
Energy	5.4
Telecommunication Services	2.8
Cash and Other	1.0

100.0%

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$854.27	$4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.12	5.14
Class IB
Actual	1,000.00	853.61	5.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.86	6.40
Class K†
Actual	1,000.00	992.06	3.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.13	5.12

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.01%, 1.26% and 1.01%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.1%)
BHP Billiton Ltd.	580,207	$20,426,057
Iluka Resources Ltd.	419,170	6,645,269
Newcrest Mining Ltd.	269,052	8,145,517
Rio Tinto Ltd.	182,801	11,274,222

		46,491,065

Brazil (4.5%)
Banco Santander Brasil S.A. (ADR)	681,550	5,547,817
BM&F Bovespa S.A.	607,900	3,193,899
Brasil Brokers Participacoes S.A.	1,172,200	3,506,702
Diagnosticos da America S.A.	779,800	6,480,043
Fleury S.A.	434,100	4,980,426
Itau Unibanco Holding S.A. (Preference) (ADR)	308,870	5,732,627
Lojas Renner S.A.	201,400	5,227,060
LPS Brasil Consultoria de Imoveis S.A.	213,200	2,971,827
Tim Participacoes S.A. (ADR)	517,200	13,343,760

		50,984,161

Canada (2.5%)
Canadian National Railway Co.	244,440	19,203,207
Suncor Energy, Inc.	316,996	9,141,931

		28,345,138

Chile (0.3%)
Banco Santander Chile S.A. (ADR)	46,180	3,495,826

China (1.2%)
China Construction Bank Corp., Class H	6,921,940	4,830,546
CNOOC Ltd.	5,164,000	9,029,320

		13,859,866

Denmark (1.9%)
Carlsberg A/S, Class B	139,083	9,807,709
Novo Nordisk A/S, Class B	98,810	11,354,900

		21,162,609

Finland (0.9%)
Kone Oyj, Class B	197,961	10,274,062

France (15.3%)
Air Liquide S.A.	98,183	12,146,941
Cie Generale d’Optique Essilor International S.A.	156,094	11,020,445
Danone S.A.	486,161	30,560,917
Dassault Systemes S.A.	218,554	17,517,737
Legrand S.A.	549,935	17,687,071
LVMH Moet Hennessy Louis Vuitton S.A.	213,913	30,288,145
Pernod-Ricard S.A.	190,396	17,658,459
Publicis Groupe S.A.	348,874	16,049,640
Schneider Electric S.A.	317,005	16,690,342
Technip S.A.	38,030	3,574,380

		173,194,077

Germany (8.8%)
Bayer AG (Registered)	236,590	$15,126,606
Bayerische Motoren Werke (BMW) AG	171,240	11,471,433
Fresenius Medical Care AG & Co. KGaA	181,894	12,359,356
Infineon Technologies AG	1,196,792	9,008,682
Linde AG	178,358	26,535,039
SAP AG	240,968	12,740,005
Symrise AG	456,832	12,191,674

		99,432,795

Hong Kong (3.8%)
AIA Group Ltd.	1,869,000	5,835,661
China Unicom Hong Kong Ltd.	5,894,000	12,400,273
Dairy Farm International Holdings Ltd.	994,500	9,278,685
Li & Fung Ltd.	8,026,000	14,860,284

		42,374,903

India (0.6%)
HDFC Bank Ltd.	813,967	6,542,544

Indonesia (0.5%)
PT Bank Rakyat Indonesia (Persero) Tbk	7,537,500	5,611,042

Ireland (2.1%)
Accenture plc, Class A	303,200	16,139,336
Experian plc	572,744	7,787,322

		23,926,658

Israel (2.9%)
Check Point Software Technologies Ltd.*	204,020	10,719,211
NICE Systems Ltd. (ADR)*	326,790	11,257,915
Teva Pharmaceutical Industries Ltd. (ADR)	258,760	10,443,554

		32,420,680

Italy (0.7%)
Saipem S.p.A.	195,556	8,314,281

Japan (9.3%)
Honda Motor Co., Ltd.	232,400	7,089,453
INPEX Corp.	1,206	7,599,194
Japan Tobacco, Inc.	1,191	5,601,429
JGC Corp.	533,000	12,796,986
Lawson, Inc.	203,900	12,728,849
Nitto Denko Corp.	195,600	6,998,602
Santen Pharmaceutical Co., Ltd.	246,900	10,168,546
Shin-Etsu Chemical Co., Ltd.	279,600	13,767,494
Unicharm Corp.	401,700	19,805,788
Yahoo! Japan Corp.	25,193	8,113,999

		104,670,340

Netherlands (4.6%)
Akzo Nobel N.V.	317,519	15,353,053
ASML Holding N.V. (N.Y. Shares)	480,090	20,062,961
Heineken N.V.	358,178	16,581,966

		51,997,980

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Panama (1.0%)
Copa Holdings S.A., Class A	188,000	$11,029,960

Peru (1.1%)
Credicorp Ltd.	114,750	12,561,683

Russia (0.8%)
Gazprom OAO (London Exchange) (ADR)	851,710	9,079,229

South Africa (0.5%)
MTN Group Ltd.	335,429	5,972,241

South Korea (1.1%)
Samsung Electronics Co., Ltd.	13,153	12,104,829

Spain (2.2%)
Amadeus IT Holding S.A., Class A	464,362	7,533,541
Inditex S.A.	210,717	17,257,752

		24,791,293

Sweden (0.7%)
Hennes & Mauritz AB, Class B	229,650	7,384,652

Switzerland (10.5%)
Cie Financiere Richemont S.A., Class A	197,071	9,967,895
Credit Suisse Group AG (Registered)*	474,656	11,152,622
Julius Baer Group Ltd.*	353,302	13,819,137
Kuehne + Nagel International AG (Registered)	86,140	9,675,045
Nestle S.A. (Registered)	361,618	20,789,281
Roche Holding AG	94,602	16,033,896
Schindler Holding AG	116,807	13,604,478
Sonova Holding AG (Registered)*	171,990	17,990,011
Swatch Group AG	13,879	5,193,728

		118,226,093

Taiwan (2.1%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,854,518	23,941,827

Thailand (0.6%)
Siam Commercial Bank PCL (Foreign)	1,842,600	6,716,292

United Kingdom (14.1%)
Aberdeen Asset Management plc	1,938,536	6,382,358
Bellway plc	413,050	4,570,450
BG Group plc	655,130	14,004,743
Capita Group plc	946,539	9,238,793
Compass Group plc	2,404,300	22,813,993
Diageo plc	943,659	20,612,291
HSBC Holdings plc	1,705,983	13,009,837
Intertek Group plc	362,152	11,445,289
Michael Page International plc	1,415,000	7,664,862
Reckitt Benckiser Group plc	400,122	19,760,185
Standard Chartered plc	706,028	15,449,142
Tesco plc	2,327,455	14,582,852

		159,534,795

United States (0.3%)
Synthes, Inc.	16,790	$2,815,315

Total Common Stocks (99.0%) (Cost $1,030,170,757)		1,117,256,236

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Commercial Paper (2.2%)
Barclays US Funding LLC 0.09%, 1/3/12 (p)	$21,747,000	21,746,837
HSBC USA, Inc. 0.05%, 1/3/12 (p)	3,433,000	3,432,986

Total Commercial Paper		25,179,823

Total Short-Term Investments (2.2%) (Cost $25,179,882)		25,179,823

Total Investments (101.2%) (Cost $1,055,350,639)		1,142,436,059
Other Assets Less Liabilities (-1.2%)		(14,067,143)

Net Assets (100%)		$1,128,368,916

*	Non-income producing.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Buy Currency vs. Sell Currency	Counterparty	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Buy Value	U.S. $ Sell Value	Unrealized Appreciation
South African Rand vs. U.S. Dollar, expiring 1/4/12	Morgan Stanley	733	90	$90,857	$90,029	$828

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$5,227,060	$146,947,425	$—	$152,174,485
Consumer Staples	—	197,768,411	—	197,768,411
Energy	9,141,931	51,601,147	—	60,743,078
Financials	37,010,381	89,349,181	—	126,359,562
Health Care	21,904,023	96,869,075	—	118,773,098
Industrials	30,233,167	116,864,250	—	147,097,417
Information Technology	82,121,250	67,018,793	—	149,140,043
Materials	—	133,483,868	—	133,483,868
Telecommunication Services	13,343,760	18,372,514	—	31,716,274
Forward Currency Contracts	—	828	—	828
Short-Term Investments	—	25,179,823	—	25,179,823

Total Assets	$198,981,572	$943,455,315	$—	$1,142,436,887

Total Liabilities	$—	$—	$—	$—

Total	$198,981,572	$943,455,315	$—	$1,142,436,887

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	828
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$828

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(83,538)	—	(83,538)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(83,538)	$—	$(83,538)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$—	$—	$—

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $314,000 during the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$752,797,979
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$494,317,674

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$130,708,555
Aggregate gross unrealized depreciation	(57,700,769)

Net unrealized appreciation	$73,007,786

Federal income tax cost of investments	$1,069,428,273

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $1,055,350,639)	$1,142,436,059
Foreign cash (Cost $4,696,385)	4,698,823
Dividends, interest and other receivables	1,798,011
Receivable from Separate Accounts for Trust shares sold	174,503
Unrealized appreciation on forward foreign currency contracts	828
Other assets	1,438

Total assets	1,149,109,662

LIABILITIES
Overdraft payable	13,181
Payable for securities purchased	18,812,297
Payable to Separate Accounts for Trust shares redeemed	870,973
Investment management fees payable	786,461
Administrative fees payable	97,511
Distribution fees payable - Class IB	97,502
Accrued expenses	62,821

Total liabilities	20,740,746

NET ASSETS	$1,128,368,916

Net assets were comprised of:
Paid in capital	$1,068,803,979
Accumulated undistributed net investment income (loss)	95,328
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(27,645,037)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	87,114,646

Net assets	$1,128,368,916

Class IA
Net asset value, offering and redemption price per share, $33,657,525 / 6,033,449 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.58

Class IB
Net asset value, offering and redemption price per share, $458,951,388 / 82,121,097 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.59

Class K
Net asset value, offering and redemption price per share, $635,760,003 / 113,964,267 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.58

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $1,755,512 foreign withholding tax)	$21,635,040
Interest	18,798

Total income	21,653,838

EXPENSES
Investment management fees	8,742,204
Distribution fees - Class IB	1,277,188
Administrative fees	1,080,126
Custodian fees	264,000
Printing and mailing expenses	79,989
Professional fees	64,300
Trustees’ fees	24,714
Miscellaneous	61,702

Total expenses	11,594,223

NET INVESTMENT INCOME (LOSS)	10,059,615

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	15,983,864
Foreign currency transactions	(747,432)

Net realized gain (loss)	15,236,432

Change in unrealized appreciation (depreciation) on:
Securities	(127,605,114)
Foreign currency translations	(43,700)

Net change in unrealized appreciation (depreciation)	(127,648,814)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(112,412,382)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(102,352,767)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,059,615		$9,141,826
Net realized gain (loss) on investments and foreign currency transactions	15,236,432		70,339,912
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(127,648,814)		48,071,380

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(102,352,767)		127,553,118

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(470,064)		(4,786,379)
Class IB	(3,269,996)		(4,050,096)
Class K†	(5,485,142)		—

	(9,225,202)		(8,836,475)

Distributions from net realized capital gains
Class IA	(3,803,694)		—
Class IB	(13,399,717)		—
Class K†	(13,888,131)		—

	(31,091,542)		—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(40,316,744)		(8,836,475)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 22,347,758 and 11,697,072 shares, respectively ]	133,673,284		63,493,944
Capital shares issued in reinvestment of dividends and distributions [ 748,340 and 757,463 shares, respectively ]	4,273,758		4,786,379
Capital shares repurchased [ (88,696,493) and (6,352,460) shares, respectively ]	(525,491,275	)(z)	(36,742,244)

Total Class IA transactions	(387,544,233)		31,538,079

Class IB
Capital shares sold [ 16,784,927 and 27,975,223 shares, respectively ]	106,337,392		163,485,777
Capital shares issued in reinvestment of dividends and distributions [ 3,041,504 and 640,293 shares, respectively ]	16,669,713		4,050,096
Capital shares repurchased [ (18,019,069) and (16,385,566) shares, respectively ]	(114,128,117)		(92,036,547)

Total Class IB transactions	8,878,988		75,499,326

Class K†
Capital shares sold [ 113,655,872 and 0 shares, respectively ]	662,412,079	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 3,583,605 and 0 shares, respectively ]	19,373,272		—
Capital shares repurchased [ (3,275,210) and 0 shares, respectively ]	(18,855,249)		—

Total Class K transactions	662,930,102		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	284,264,857		107,037,405

TOTAL INCREASE (DECREASE) IN NET ASSETS	141,595,346		225,754,048
NET ASSETS:
Beginning of year	986,773,570		761,019,522

End of year (a)	$1,128,368,916		$986,773,570

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$95,328		$34,122

† Class K commenced operations on August 26, 2011.

(z) On August 29, 2011, certain affiliated shareholders of the EQ/MFS International Growth Portfolio exchanged approximately 84,632,318 Class IA shares for approximately 84,632,318 Class K shares. This exchange amounted to approximately $499,258,897.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	September 26, 2008* to December 31, 2008
Net asset value, beginning of period	$6.49	$5.69	$4.19	$5.43

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.07 (e)	0.09 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.78)	0.80	1.48	(1.18)

Total from investment operations	(0.68)	0.87	1.57	(1.18)

Less distributions:
Dividends from net investment income	(0.06)	(0.07)	(0.07)	(0.06)
Distributions from net realized gains	(0.17)	—	—	—

Total dividends and distributions	(0.23)	(0.07)	(0.07)	(0.06)

Net asset value, end of period	$5.58	$6.49	$5.69	$4.19

Total return (b)	(10.49)%	15.28%	37.52%	(21.75)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,658	$464,770	$372,913	$22,175
Ratio of expenses to average net assets (a)	1.00%	0.99%	1.07%	1.12	%(c)
Ratio of net investment income (loss) to average net assets (a)	1.47%	1.23%	1.74%	0.02%
Portfolio turnover rate	48%	52%	57%	71%

	Year Ended December 31,
Class IB	2011	2010	2009		2008	2007
Net asset value, beginning of year	$6.50	$5.70	$4.20		$7.24	$6.50

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.06 (e)	0.06	(e)	0.06 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.76)	0.79	1.50		(2.93)	1.00

Total from investment operations	(0.70)	0.85	1.56		(2.87)	1.04

Less distributions:
Dividends from net investment income	(0.04)	(0.05)	(0.06)		(0.06)	(0.04)
Distributions from net realized gains	(0.17)	—	—		(0.11)	(0.26)

Total dividends and distributions	(0.21)	(0.05)	(0.06)		(0.17)	(0.30)

Net asset value, end of year	$5.59	$6.50	$5.70		$4.20	$7.24

Total return	(10.70)%	14.96%	37.08%		(40.19)%	16.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$458,951	$522,003	$388,106		$242,846	$361,284
Ratio of expenses to average net assets	1.25%	1.24%	1.32	%(c)	1.37%	1.37%
Ratio of net investment income (loss) to average net assets	0.93%	1.01%	1.33%		1.05%	0.61%
Portfolio turnover rate	48%	52%	57%		71%	57%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$5.82

Income (loss) from investment operations:
Net investment income (loss)	—	#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.06)

Total from investment operations	(0.06)

Less distributions:
Dividends from net investment income	(0.05)
Distributions from net realized gains	(0.13)

Total dividends and distributions	(0.18)

Net asset value, end of period	$5.58

Total return (b)	(0.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$635,760
Ratio of expenses to average net assets (a)	1.00	%(c)
Ratio of net investment income (loss) to average net assets (a)	0.29%
Portfolio turnover rate	48%

#	Per share amount is less than $0.005.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(2.17)%	(1.50)%	4.22%	2.44%
Portfolio – Class IB Shares	(2.45)	(1.74)	3.97	2.23
Portfolio – Class K Shares***	(2.44)	(1.74)	3.97	2.23
S&P Mid Cap 400 Index	(1.73)	3.32	7.04	5.60

*    Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 9/1/00.

***  Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (2.17)% for the year ended December 31, 2011. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned (1.73)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection was particularly strong in the Utilities, Consumer Staples and Consumer Discretionary sectors.

•	Positive contributions came from a diverse array of holdings including Dollar Tree Inc., Perrigo Co., Monster Beverage Corp., Kansas City Southern and Southern Union Co.

What hurt performance during the year:

•	The Information Technology, Energy and Financials sectors were the largest detractors from performance for the year.

•	The following companies had the largest negative contribution to return: Cree Inc., Rovi Corp., Arch Coal Inc., Cimarex Energy Co., and Forest Oil Corp.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	20.3%
Industrials	16.3
Information Technology	15.1
Consumer Discretionary	12.7
Health Care	9.9
Energy	6.8
Materials	6.6
Utilities	5.8
Consumer Staples	4.2
Telecommunication Services	0.5
Cash and Other	1.8

100.0%

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$903.26	$2.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.77	2.46
Class IB
Actual	1,000.00	901.72	3.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.50	3.74
Class K†
Actual	1,000.00	1,083.90	1.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.75	2.48

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.48%, 0.73% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.7%)
Auto Components (0.4%)
Gentex Corp.	152,226	$4,504,367

Automobiles (0.1%)
Thor Industries, Inc.	45,421	1,245,898

Distributors (0.4%)
LKQ Corp.*	155,510	4,677,741

Diversified Consumer Services (0.8%)
ITT Educational Services, Inc.*	21,363	1,215,341
Matthews International Corp., Class A	30,808	968,295
Regis Corp.	61,762	1,022,161
Service Corp. International	242,452	2,582,114
Sotheby’s, Inc.	71,158	2,030,138
Strayer Education, Inc.	12,651	1,229,551

		9,047,600

Hotels, Restaurants & Leisure (1.6%)
Bally Technologies, Inc.*	46,100	1,823,716
Bob Evans Farms, Inc.	30,919	1,037,023
Brinker International, Inc.	85,216	2,280,380
Cheesecake Factory, Inc.*	57,663	1,692,409
International Speedway Corp., Class A	30,081	762,553
Life Time Fitness, Inc.*	44,578	2,084,022
Panera Bread Co., Class A*	31,452	4,448,885
Scientific Games Corp., Class A*	61,298	594,591
Wendy’s Co.	319,807	1,714,166
WMS Industries, Inc.*	58,684	1,204,196

		17,641,941

Household Durables (1.4%)
American Greetings Corp., Class A	43,236	540,882
KB Home	77,200	518,784
M.D.C. Holdings, Inc.	38,986	687,323
Mohawk Industries, Inc.*	61,181	3,661,683
NVR, Inc.*	5,328	3,655,008
Toll Brothers, Inc.*	157,697	3,220,173
Tupperware Brands Corp.	61,336	3,432,976

		15,716,829

Internet & Catalog Retail (0.1%)
HSN, Inc.	42,200	1,530,172

Leisure Equipment & Products (0.4%)
Polaris Industries, Inc.	73,200	4,097,736

Media (1.0%)
AMC Networks, Inc., Class A*	60,400	2,269,832
DreamWorks Animation SKG, Inc., Class A*	74,802	1,241,339
John Wiley & Sons, Inc., Class A	49,896	2,215,382
Lamar Advertising Co., Class A*	62,811	1,727,303
Meredith Corp.	39,000	1,273,350
New York Times Co., Class A*	127,500	985,575
Scholastic Corp.	25,428	762,077
Valassis Communications, Inc.*	47,000	903,810

		11,378,668

Multiline Retail (0.2%)
99 Cents Only Stores*	50,465	$1,107,707
Saks, Inc.*	168,929	1,647,057

		2,754,764

Specialty Retail (4.6%)
Aaron’s, Inc.	79,880	2,131,198
Advance Auto Parts, Inc.	76,851	5,351,135
Aeropostale, Inc.*	84,042	1,281,641
American Eagle Outfitters, Inc.	205,385	3,140,337
ANN, Inc.*	54,491	1,350,287
Ascena Retail Group, Inc.*	72,400	2,151,728
Barnes & Noble, Inc.*	41,919	606,987
Chico’s FAS, Inc.	177,270	1,974,788
Collective Brands, Inc.*	63,865	917,740
Dick’s Sporting Goods, Inc.	103,513	3,817,559
Foot Locker, Inc.	163,978	3,909,236
Guess?, Inc.	71,654	2,136,722
Office Depot, Inc.*	301,000	647,150
PetSmart, Inc.	118,501	6,077,916
RadioShack Corp.	105,600	1,025,376
Rent-A-Center, Inc.	62,484	2,311,908
Signet Jewelers Ltd.	92,200	4,053,112
Tractor Supply Co.	75,400	5,289,310
Williams-Sonoma, Inc.	110,179	4,241,892

		52,416,022

Textiles, Apparel & Luxury Goods (1.7%)
Deckers Outdoor Corp.*	41,400	3,128,598
Fossil, Inc.*	55,793	4,427,732
Hanesbrands, Inc.*	104,165	2,277,047
PVH Corp.	71,691	5,053,499
Under Armour, Inc., Class A*	39,353	2,825,152
Warnaco Group, Inc.*	43,300	2,166,732

		19,878,760

Total Consumer Discretionary		144,890,498

Consumer Staples (4.2%)
Beverages (0.7%)
Hansen Natural Corp.*	80,450	7,412,663

Food & Staples Retailing (0.2%)
Ruddick Corp.	51,725	2,205,554

Food Products (2.1%)
Corn Products International, Inc.	80,889	4,253,953
Flowers Foods, Inc.	119,023	2,259,057
Green Mountain Coffee Roasters, Inc.*	137,900	6,184,815
Lancaster Colony Corp.	21,285	1,475,902
Ralcorp Holdings, Inc.*	58,511	5,002,690
Smithfield Foods, Inc.*	173,937	4,223,190
Tootsie Roll Industries, Inc.	26,664	631,137

		24,030,744

Household Products (1.1%)
Church & Dwight Co., Inc.	151,898	6,950,852
Energizer Holdings, Inc.*	71,277	5,522,542

		12,473,394

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Tobacco (0.1%)
Universal Corp.	24,764	$1,138,154

Total Consumer Staples		47,260,509

Energy (6.8%)
Energy Equipment & Services (2.9%)
Atwood Oceanics, Inc.*	59,400	2,363,526
CARBO Ceramics, Inc.	21,000	2,589,930
Dresser-Rand Group, Inc.*	79,800	3,982,818
Dril-Quip, Inc.*	36,300	2,389,266
Helix Energy Solutions Group, Inc.*	111,989	1,769,426
Oceaneering International, Inc.	114,668	5,289,635
Oil States International, Inc.*	54,900	4,192,713
Patterson-UTI Energy, Inc.	163,019	3,257,120
Superior Energy Services, Inc.*	84,484	2,402,725
Tidewater, Inc.	54,723	2,697,844
Unit Corp.*	44,386	2,059,510

		32,994,513

Oil, Gas & Consumable Fuels (3.9%)
Arch Coal, Inc.	224,524	3,257,843
Bill Barrett Corp.*	50,374	1,716,242
Cimarex Energy Co.	91,039	5,635,314
Comstock Resources, Inc.*	50,966	779,780
Energen Corp.	77,295	3,864,750
Forest Oil Corp.*	120,404	1,631,474
HollyFrontier Corp.	220,824	5,167,282
Northern Oil and Gas, Inc.*	66,400	1,592,272
Patriot Coal Corp.*	96,103	813,992
Plains Exploration & Production Co.*	149,614	5,493,826
Quicksilver Resources, Inc.*	126,305	847,507
SM Energy Co.	67,900	4,963,490
Southern Union Co.	132,452	5,577,554
World Fuel Services Corp.	76,300	3,203,074

		44,544,400

Total Energy		77,538,913

Financials (20.3%)
Capital Markets (2.0%)
Affiliated Managers Group, Inc.*	56,508	5,421,943
Apollo Investment Corp.	206,970	1,332,887
Eaton Vance Corp.	121,605	2,874,742
Greenhill & Co., Inc.	30,700	1,116,559
Janus Capital Group, Inc.	196,700	1,241,177
Jefferies Group, Inc.	156,257	2,148,534
Raymond James Financial, Inc.	109,446	3,388,448
SEI Investments Co.	157,189	2,727,229
Waddell & Reed Financial, Inc., Class A	90,999	2,254,045

		22,505,564

Commercial Banks (4.1%)
Associated Banc-Corp	182,700	2,040,759
BancorpSouth, Inc.	76,595	844,077
Bank of Hawaii Corp.	49,652	2,209,017
Cathay General Bancorp	81,818	1,221,543
City National Corp./California	49,307	2,178,383

Commerce Bancshares, Inc./Missouri	83,855	$3,196,553
Cullen/Frost Bankers, Inc.	65,626	3,472,272
East West Bancorp, Inc.	159,800	3,156,050
First Niagara Financial Group, Inc.	372,874	3,217,903
FirstMerit Corp.	115,099	1,741,448
Fulton Financial Corp.	214,431	2,103,568
Hancock Holding Co.	90,800	2,902,876
International Bancshares Corp.	56,460	1,035,194
Prosperity Bancshares, Inc.	49,000	1,977,150
Signature Bank/New York*	49,500	2,969,505
SVB Financial Group*	46,481	2,216,679
Synovus Financial Corp.	839,763	1,184,066
TCF Financial Corp.	168,282	1,736,670
Trustmark Corp.	67,463	1,638,676
Valley National Bancorp	198,734	2,458,339
Webster Financial Corp.	77,511	1,580,449
Westamerica Bancorp	30,012	1,317,527

		46,398,704

Diversified Financial Services (0.4%)
MSCI, Inc., Class A*	127,900	4,211,747

Insurance (4.2%)
American Financial Group, Inc./Ohio	82,579	3,046,339
Arthur J. Gallagher & Co.	120,086	4,015,676
Aspen Insurance Holdings Ltd.	74,000	1,961,000
Brown & Brown, Inc.	124,503	2,817,503
Everest Reinsurance Group Ltd.	57,304	4,818,693
Fidelity National Financial, Inc., Class A	232,384	3,701,877
First American Financial Corp.	110,855	1,404,533
Hanover Insurance Group, Inc.	47,479	1,659,391
HCC Insurance Holdings, Inc.	121,908	3,352,470
Kemper Corp.	53,795	1,571,352
Mercury General Corp.	37,888	1,728,451
Old Republic International Corp.	270,448	2,507,053
Protective Life Corp.	89,420	2,017,315
Reinsurance Group of America, Inc.	78,072	4,079,262
StanCorp Financial Group, Inc.	46,974	1,726,295
Transatlantic Holdings, Inc.	61,600	3,371,368
W. R. Berkley Corp.	118,969	4,091,344

		47,869,922

Real Estate Investment Trusts (REITs) (8.7%)
Alexandria Real Estate Equities, Inc. (REIT)	65,765	4,535,812
American Campus Communities, Inc. (REIT)	76,000	3,188,960
BRE Properties, Inc. (REIT)	79,847	4,030,677
Camden Property Trust (REIT)	75,675	4,710,012
Corporate Office Properties Trust/Maryland (REIT)	75,802	1,611,551
Duke Realty Corp. (REIT)	271,104	3,266,803
Equity One, Inc. (REIT)	62,939	1,068,704
Essex Property Trust, Inc. (REIT)	36,202	5,086,743

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Federal Realty Investment Trust (REIT)	67,412	$6,117,639
Highwoods Properties, Inc. (REIT)	77,766	2,307,317
Home Properties, Inc. (REIT)	51,700	2,976,369
Hospitality Properties Trust (REIT)	132,398	3,042,506
Liberty Property Trust (REIT)	124,408	3,841,719
Macerich Co. (REIT)	140,127	7,090,426
Mack-Cali Realty Corp. (REIT)	91,692	2,447,259
National Retail Properties, Inc. (REIT)	110,800	2,922,904
Omega Healthcare Investors, Inc. (REIT)	110,631	2,140,710
Potlatch Corp. (REIT)	42,347	1,317,415
Rayonier, Inc. (REIT)	128,290	5,725,583
Realty Income Corp. (REIT)	141,323	4,940,652
Regency Centers Corp. (REIT)	96,399	3,626,530
Senior Housing Properties Trust (REIT)	172,500	3,870,900
SL Green Realty Corp. (REIT)	91,409	6,091,496
Taubman Centers, Inc. (REIT)	62,100	3,856,410
UDR, Inc. (REIT)	232,527	5,836,428
Weingarten Realty Investors (REIT)	127,374	2,779,301

		98,430,826

Real Estate Management & Development (0.2%)
Jones Lang LaSalle, Inc.	45,788	2,804,973

Thrifts & Mortgage Finance (0.7%)
Astoria Financial Corp.	88,489	751,271
New York Community Bancorp, Inc.	464,308	5,743,490
Washington Federal, Inc.	115,033	1,609,312

		8,104,073

Total Financials		230,325,809

Health Care (9.9%)
Biotechnology (1.3%)
Regeneron Pharmaceuticals, Inc.*	80,500	4,462,115
United Therapeutics Corp.*	54,504	2,575,314
Vertex Pharmaceuticals, Inc.*	221,451	7,354,388

		14,391,817

Health Care Equipment & Supplies (2.7%)
Cooper Cos., Inc.	51,200	3,610,624
Gen-Probe, Inc.*	49,301	2,914,675
Hill-Rom Holdings, Inc.	66,514	2,240,857
Hologic, Inc.*	279,160	4,888,092
IDEXX Laboratories, Inc.*	59,531	4,581,506
Masimo Corp.*	63,575	1,187,899
ResMed, Inc.*	155,976	3,961,790
STERIS Corp.	62,420	1,861,364
Teleflex, Inc.	43,657	2,675,738
Thoratec Corp.*	64,215	2,155,055

		30,077,600

Health Care Providers & Services (3.8%)
AMERIGROUP Corp.*	50,900	3,007,172
Catalyst Health Solutions, Inc.*	53,600	2,787,200

Community Health Systems, Inc.*	95,642	$1,668,953
Health Management Associates, Inc., Class A*	265,739	1,958,496
Health Net, Inc.*	88,769	2,700,353
Henry Schein, Inc.*	95,960	6,182,703
HMS Holdings Corp.*	91,200	2,916,576
LifePoint Hospitals, Inc.*	51,529	1,914,302
Lincare Holdings, Inc.	94,106	2,419,465
MEDNAX, Inc.*	52,400	3,773,324
Omnicare, Inc.	122,256	4,211,719
Owens & Minor, Inc.	67,216	1,867,933
Universal Health Services, Inc., Class B	103,034	4,003,901
VCA Antech, Inc.*	92,949	1,835,743
WellCare Health Plans, Inc.*	45,908	2,410,170

		43,658,010

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	203,200	3,848,608

Life Sciences Tools & Services (1.2%)
Bio-Rad Laboratories, Inc., Class A*	20,763	1,994,079
Charles River Laboratories International, Inc.*	52,150	1,425,259
Covance, Inc.*	65,166	2,979,389
Mettler-Toledo International, Inc.*	33,614	4,965,124
Techne Corp.	39,095	2,668,625

		14,032,476

Pharmaceuticals (0.6%)
Endo Pharmaceuticals Holdings, Inc.*	123,941	4,279,683
Medicis Pharmaceutical Corp., Class A	67,601	2,247,733

		6,527,416

Total Health Care		112,535,927

Industrials (16.3%)
Aerospace & Defense (1.2%)
Alliant Techsystems, Inc.	34,771	1,987,510
BE Aerospace, Inc.*	109,429	4,235,997
Esterline Technologies Corp.*	32,300	1,807,831
Exelis, Inc.	194,400	1,759,320
Huntington Ingalls Industries, Inc.*	51,600	1,614,048
Triumph Group, Inc.	46,300	2,706,235

		14,110,941

Air Freight & Logistics (0.1%)
UTi Worldwide, Inc.	108,300	1,439,307

Airlines (0.4%)
Alaska Air Group, Inc.*	37,642	2,826,538
JetBlue Airways Corp.*	217,356	1,130,251

		3,956,789

Building Products (0.4%)
Fortune Brands Home & Security, Inc.*	166,800	2,840,604

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Lennox International, Inc.	54,466	$1,838,227

		4,678,831

Commercial Services & Supplies (1.7%)
Brink’s Co.	49,834	1,339,538
Clean Harbors, Inc.*	50,616	3,225,758
Copart, Inc.*	57,009	2,730,161
Corrections Corp. of America*	106,401	2,167,388
Deluxe Corp.	53,779	1,224,010
Herman Miller, Inc.	61,318	1,131,317
HNI Corp.	47,848	1,248,833
Mine Safety Appliances Co.	32,444	1,074,545
Rollins, Inc.	67,829	1,507,161
Waste Connections, Inc.	119,088	3,946,576

		19,595,287

Construction & Engineering (1.1%)
AECOM Technology Corp.*	122,131	2,512,235
Granite Construction, Inc.	36,393	863,242
KBR, Inc.	158,944	4,429,769
Shaw Group, Inc.*	69,639	1,873,289
URS Corp.*	85,361	2,997,878

		12,676,413

Electrical Equipment (1.8%)
Acuity Brands, Inc.	44,500	2,358,500
AMETEK, Inc.	170,024	7,158,010
General Cable Corp.*	55,100	1,378,051
Hubbell, Inc., Class B	62,514	4,179,686
Regal-Beloit Corp.	44,500	2,268,165
Thomas & Betts Corp.*	55,533	3,032,102

		20,374,514

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	64,495	2,857,129

Machinery (5.5%)
AGCO Corp.*	103,142	4,432,012
CLARCOR, Inc.	53,800	2,689,462
Crane Co.	52,410	2,448,071
Donaldson Co., Inc.	79,163	5,389,417
Gardner Denver, Inc.	53,900	4,153,534
Graco, Inc.	63,875	2,611,849
Harsco Corp.	85,012	1,749,547
IDEX Corp.	89,400	3,317,634
ITT Corp.	97,200	1,878,876
Kennametal, Inc.	84,203	3,075,094
Lincoln Electric Holdings, Inc.	88,794	3,473,621
Nordson Corp.	63,906	2,631,649
Oshkosh Corp.*	98,021	2,095,689
Pentair, Inc.	105,666	3,517,621
SPX Corp.	53,866	3,246,504
Terex Corp.*	115,484	1,560,189
Timken Co.	89,993	3,483,629
Trinity Industries, Inc.	85,870	2,581,252
Valmont Industries, Inc.	24,123	2,190,127
Wabtec Corp.	50,863	3,557,867
Woodward, Inc.	63,095	2,582,478

		62,666,122

Marine (0.5%)
Alexander & Baldwin, Inc.	44,244	1,806,040
Kirby Corp.*	59,008	3,885,087

		5,691,127

Professional Services (0.9%)
Corporate Executive Board Co.	35,156	$1,339,444
FTI Consulting, Inc.*	43,902	1,862,323
Korn/Ferry International*	50,338	858,766
Manpower, Inc.	86,516	3,092,947
Towers Watson & Co., Class A	54,597	3,271,998

		10,425,478

Road & Rail (1.5%)
Con-way, Inc.	58,053	1,692,825
J.B. Hunt Transport Services, Inc.	95,342	4,297,064
Kansas City Southern*	116,656	7,933,775
Landstar System, Inc.	50,379	2,414,162
Werner Enterprises, Inc.	47,463	1,143,858

		17,481,684

Trading Companies & Distributors (0.9%)
GATX Corp.	48,932	2,136,371
MSC Industrial Direct Co., Inc., Class A	49,069	3,510,887
United Rentals, Inc.*	66,608	1,968,266
Watsco, Inc.	30,000	1,969,800

		9,585,324

Total Industrials		185,538,946

Information Technology (15.1%)
Communications Equipment (1.2%)
ADTRAN, Inc.	67,873	2,047,050
Ciena Corp.*	99,900	1,208,790
Plantronics, Inc.	46,140	1,644,430
Polycom, Inc.*	189,858	3,094,685
Riverbed Technology, Inc.*	166,200	3,905,700
Tellabs, Inc.	390,400	1,577,216

		13,477,871

Computers & Peripherals (0.6%)
Diebold, Inc.	66,283	1,993,130
NCR Corp.*	165,798	2,729,035
QLogic Corp.*	106,300	1,594,500

		6,316,665

Electronic Equipment, Instruments & Components (2.3%)
Arrow Electronics, Inc.*	118,525	4,434,020
Avnet, Inc.*	157,396	4,893,442
Ingram Micro, Inc., Class A*	162,499	2,955,857
Itron, Inc.*	42,502	1,520,296
National Instruments Corp.	99,340	2,577,873
Tech Data Corp.*	43,881	2,168,160
Trimble Navigation Ltd.*	130,914	5,681,668
Vishay Intertechnology, Inc.*	165,393	1,486,883

		25,718,199

Internet Software & Services (1.2%)
AOL, Inc.*	104,100	1,571,910
Equinix, Inc.*	50,272	5,097,581
Monster Worldwide, Inc.*	138,100	1,095,133
Rackspace Hosting, Inc.*	109,900	4,726,799
ValueClick, Inc.*	88,500	1,441,665

		13,933,088

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

IT Services (2.9%)
Acxiom Corp.*	82,371	$1,005,750
Alliance Data Systems Corp.*	53,409	5,545,991
Broadridge Financial Solutions, Inc.	133,051	3,000,300
Convergys Corp.*	126,500	1,615,405
CoreLogic, Inc.*	112,355	1,452,750
DST Systems, Inc.	35,567	1,619,010
Gartner, Inc.*	101,585	3,532,110
Global Payments, Inc.	83,005	3,932,777
Jack Henry & Associates, Inc.	92,838	3,120,285
Lender Processing Services, Inc.	89,095	1,342,662
ManTech International Corp., Class A	24,338	760,319
NeuStar, Inc., Class A*	69,906	2,388,688
VeriFone Systems, Inc.*	112,800	4,006,656

		33,322,703

Office Electronics (0.2%)
Zebra Technologies Corp., Class A*	54,953	1,966,218

Semiconductors & Semiconductor Equipment (2.5%)
Atmel Corp.*	490,653	3,974,289
Cree, Inc.*	121,962	2,688,043
Cypress Semiconductor Corp.*	163,500	2,761,515
Fairchild Semiconductor International, Inc.*	133,394	1,606,064
Integrated Device Technology, Inc.*	154,041	841,064
International Rectifier Corp.*	74,340	1,443,683
Intersil Corp., Class A	132,642	1,384,782
Lam Research Corp.*	127,366	4,715,089
MEMC Electronic Materials, Inc.*	247,100	973,574
RF Micro Devices, Inc.*	291,230	1,572,642
Semtech Corp.*	69,140	1,716,055
Silicon Laboratories, Inc.*	44,493	1,931,886
Skyworks Solutions, Inc.*	201,400	3,266,708

		28,875,394

Software (4.2%)
ACI Worldwide, Inc.*	35,756	1,024,052
Advent Software, Inc.*	34,742	846,315
ANSYS, Inc.*	98,068	5,617,335
Cadence Design Systems, Inc.*	291,950	3,036,280
Compuware Corp.*	231,900	1,929,408
Concur Technologies, Inc.*	49,000	2,488,710
FactSet Research Systems, Inc.	48,342	4,219,290
Fair Isaac Corp.	37,884	1,357,763
Informatica Corp.*	112,765	4,164,411
Mentor Graphics Corp.*	98,247	1,332,229
MICROS Systems, Inc.*	85,168	3,967,125
Parametric Technology Corp.*	123,768	2,260,004
Quest Software, Inc.*	61,660	1,146,876
Rovi Corp.*	117,144	2,879,399
Solera Holdings, Inc.	76,000	3,385,040
Synopsys, Inc.*	152,034	4,135,325
TIBCO Software, Inc.*	171,000	4,088,610

		47,878,172

Total Information Technology		171,488,310

Materials (6.6%)
Chemicals (2.8%)
Albemarle Corp.	94,568	$4,871,198
Ashland, Inc.	82,829	4,734,506
Cabot Corp.	67,664	2,174,721
Cytec Industries, Inc.	52,099	2,326,220
Intrepid Potash, Inc.*	55,400	1,253,702
Minerals Technologies, Inc.	19,054	1,077,123
NewMarket Corp.	11,200	2,218,832
Olin Corp.	84,097	1,652,506
RPM International, Inc.	140,466	3,448,440
Scotts Miracle-Gro Co., Class A	45,805	2,138,635
Sensient Technologies Corp.	52,908	2,005,213
Valspar Corp.	100,231	3,906,002

		31,807,098

Construction Materials (0.3%)
Martin Marietta Materials, Inc.	48,948	3,691,169

Containers & Packaging (1.9%)
AptarGroup, Inc.	70,380	3,671,725
Greif, Inc., Class A	32,490	1,479,919
Packaging Corp. of America	105,115	2,653,103
Rock-Tenn Co., Class A	74,900	4,321,730
Silgan Holdings, Inc.	52,300	2,020,872
Sonoco Products Co.	107,218	3,533,905
Temple-Inland, Inc.	117,541	3,727,225

		21,408,479

Metals & Mining (1.2%)
Carpenter Technology Corp.	46,538	2,395,776
Commercial Metals Co.	121,775	1,684,148
Compass Minerals International, Inc.	34,700	2,389,095
Reliance Steel & Aluminum Co.	79,499	3,870,807
Steel Dynamics, Inc.	234,485	3,083,478
Worthington Industries, Inc.	58,119	951,989

		14,375,293

Paper & Forest Products (0.4%)
Domtar Corp.	39,100	3,126,436
Louisiana-Pacific Corp.*	141,292	1,140,226

		4,266,662

Total Materials		75,548,701

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.3%)
tw telecom, Inc.*	158,800	3,077,544

Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	98,607	2,552,935

Total Telecommunication Services		5,630,479

Utilities (5.8%)
Electric Utilities (1.7%)
Cleco Corp.	64,372	2,452,573
Great Plains Energy, Inc.	143,286	3,120,769
Hawaiian Electric Industries, Inc.	102,893	2,724,607
IDACORP, Inc.	53,362	2,263,083
NV Energy, Inc.	250,280	4,092,078

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

PNM Resources, Inc.	85,179	$1,552,813
Westar Energy, Inc.	125,659	3,616,466

		19,822,389

Gas Utilities (1.6%)
Atmos Energy Corp.	96,900	3,231,615
National Fuel Gas Co.	87,903	4,885,649
Questar Corp.	190,400	3,781,344
UGI Corp.	123,760	3,638,544
WGL Holdings, Inc.	54,037	2,389,516

		17,926,668

Multi-Utilities (2.2%)
Alliant Energy Corp.	117,795	5,195,938
Black Hills Corp.	41,549	1,395,215
MDU Resources Group, Inc.	200,215	4,296,614
NSTAR	109,939	5,162,735
OGE Energy Corp.	104,079	5,902,320
Vectren Corp.	86,199	2,605,796

		24,558,618

Water Utilities (0.3%)
Aqua America, Inc.	148,566	3,275,880

Total Utilities		65,583,555

Total Common Stocks (98.2%) (Cost $754,885,915)		1,116,341,647

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Government Securities (0.2%)
U.S. Treasury Bills 0.02%, 4/5/12 #(p)	$2,055,000	$2,054,894

Total Short-Term Investments (0.2%) (Cost $2,054,864)		2,054,894

Total Investments (98.4%) (Cost $756,940,779)		1,118,396,541
Other Assets Less Liabilities (1.6%)		17,891,481

Net Assets (100%)		$1,136,288,022

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,054,894
(p)	Yield to maturity.

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P Mid Cap 400 E-Mini Index	232	March-12	$20,604,442	$20,353,360	$(251,082)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$144,890,498	$—	$—	$144,890,498
Consumer Staples	47,260,509	—	—	47,260,509
Energy	77,538,913	—	—	77,538,913
Financials	230,325,809	—	—	230,325,809

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Health Care	$112,535,927	$—	$—	$112,535,927
Industrials	185,538,946	—	—	185,538,946
Information Technology	169,441,260	2,047,050	—	171,488,310
Materials	75,548,701	—	—	75,548,701
Telecommunication Services	5,630,479	—	—	5,630,479
Utilities	65,583,555	—	—	65,583,555
Short-Term Investments	—	2,054,894	—	2,054,894

Total Assets	$1,114,294,597	$4,101,944	$—	$1,118,396,541

Liabilities:
Futures	$(251,082)	$—	$—	$(251,082)

Total Liabilities	$(251,082)	$—	$—	$(251,082)

Total	$1,114,043,515	$4,101,944	$—	$1,118,145,459

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(251,082	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$ (251,082)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	871,432	—	—	871,432
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$871,432	$—	$—	$871,432

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(803,867)	—	—	(803,867)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(803,867)	$—	$—	$(803,867)

The Portfolio held futures contracts with an average notional balance of approximately $24,563,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$168,437,616
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$282,464,964

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$393,711,848
Aggregate gross unrealized depreciation	(35,228,319)

Net unrealized appreciation	$358,483,529

Federal income tax cost of investments	$759,913,012

The Portfolio has a net capital loss carryforward of $508,547,000 of which $193,217,169 expires in the year 2016 and $315,329,831 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $102,671,340 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $756,940,779)	$1,118,396,541
Cash	14,033,434
Receivable for securities sold	5,673,059
Dividends, interest and other receivables	1,137,315
Receivable from Separate Accounts for Trust shares sold	670,223
Other assets	6,426

Total assets	1,139,916,998

LIABILITIES
Payable for securities purchased	2,170,371
Payable to Separate Accounts for Trust shares redeemed	705,738
Investment management fees payable	337,666
Distribution fees payable - Class IB	223,420
Administrative fees payable	101,062
Due to broker for futures variation margin	78,209
Trustees’ fees payable	952
Accrued expenses	11,558

Total liabilities	3,628,976

NET ASSETS	$1,136,288,022

Net assets were comprised of:
Paid in capital	$1,285,856,994
Accumulated undistributed net investment income (loss)	1,610,699
Accumulated undistributed net realized gain (loss) on investments and futures	(512,384,351)
Net unrealized appreciation (depreciation) on investments and futures	361,204,680

Net assets	$1,136,288,022

Class IA
Net asset value, offering and redemption price per share, $40,463,629 / 4,956,922 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.16

Class IB
Net asset value, offering and redemption price per share, $1,052,504,929 / 130,714,535 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.05

Class K
Net asset value, offering and redemption price per share, $43,319,464 / 5,306,812 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.16

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$17,162,970
Interest	8,072

Total income	17,171,042

EXPENSES
Investment management fees	4,355,329
Distribution fees - Class IB	2,888,612
Administrative fees	1,297,582
Printing and mailing expenses	127,429
Custodian fees	68,000
Professional fees	62,637
Trustees’ fees	31,221
Miscellaneous	21,279

Gross expenses	8,852,089
Less: Fees paid indirectly	(14,788)

Net expenses	8,837,301

NET INVESTMENT INCOME (LOSS)	8,333,741

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	104,875,322
Futures	871,432

Net realized gain (loss)	105,746,754

Change in unrealized appreciation (depreciation) on:
Securities	(138,331,098)
Futures	(803,867)

Net change in unrealized appreciation (depreciation)	(139,134,965)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(33,388,211)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,054,470)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,333,741		$8,808,260
Net realized gain (loss) on investments, futures and foreign currency transactions	105,746,754		121,987,116
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(139,134,965)		146,641,828

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(25,054,470)		277,437,204

DIVIDENDS:
Dividends from net investment income
Class IA	(372,513)		(803,201)
Class IB	(7,095,208)		(8,027,013)
Class K†	(392,207)		—

TOTAL DIVIDENDS	(7,859,928)		(8,830,214)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,087,752 and 1,097,292 shares, respectively ]	9,427,419		8,025,009
Capital shares issued in reinvestment of dividends [ 47,393 and 96,114 shares, respectively ]	372,513		803,201
Capital shares repurchased [ (6,581,468) and (9,895,746) shares, respectively ]	(53,293,344	)(z)	(75,088,620)

Total Class IA transactions	(43,493,412)		(66,260,410)

Class IB
Capital shares sold [ 8,154,189 and 10,858,485 shares, respectively ]	68,351,408		79,254,739
Capital shares issued in reinvestment of dividends [ 915,031 and 973,677 shares, respectively ]	7,095,208		8,027,013
Capital shares repurchased [ (23,022,623) and (24,570,045) shares, respectively ]	(194,693,999)		(175,967,419)

Total Class IB transactions	(119,247,383)		(88,685,667)

Class K†
Capital shares sold [ 5,273,507 and 0 shares, respectively ]	42,178,506	(z)	—
Capital shares issued in reinvestment of dividends [ 49,898 and 0 shares, respectively ]	392,207		—
Capital shares repurchased [ (16,593) and 0 shares, respectively ]	(134,992)		—

Total Class K transactions	42,435,721		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(120,305,074)		(154,946,077)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(153,219,472)		113,660,913
NET ASSETS:
Beginning of year	1,289,507,494		1,175,846,581

End of year (a)	$1,136,288,022		$1,289,507,494

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,610,699		$457,776

† Class K commenced operations on August 26, 2011.

(z) On August 29, 2011, certain affiliated shareholders of the EQ/Mid Cap Index Portfolio exchanged approximately 3,314,735 Class IA shares for approximately 3,314,735 Class K shares. This exchange amounted to approximately $25,857,041.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008		2007
Net asset value, beginning of year	$8.42	$6.74	$5.00	$10.09		$10.75

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.07 (e)	0.07 (e)	0.10	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.26)	1.69	1.75	(5.02)		0.84

Total from investment operations	(0.19)	1.76	1.82	(4.92)		0.86

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.08)	(0.08)		—
Distributions from net realized gains	—	—	—	(0.09)		(1.52)

Total dividends and distributions	(0.07)	(0.08)	(0.08)	(0.17)		(1.52)

Net asset value, end of year	$8.16	$8.42	$6.74	$5.00		$10.09

Total return	(2.17)%	26.09%	36.43%	(49.10)%		8.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,464	$87,621	$128,836	$39,101		$63,363
Ratio of expenses to average net assets:
After waivers	0.48%	0.48%	0.51%	0.76%		0.75%
After waivers and fees paid indirectly	0.48%	0.48%	0.50%	0.58%		0.75%
Before waivers and fees paid indirectly	0.48%	0.48%	0.51%	0.82%		0.81%
Ratio of net investment income (loss) to average net assets:
After waivers	0.87%	0.95%	1.21%	1.07%		0.19%
After waivers and fees paid indirectly	0.87%	0.95%	1.21%	1.25%		0.20%
Before waivers and fees paid indirectly	0.87%	0.95%	1.20%	1.01%		0.13%
Portfolio turnover rate	14%	11%	16%	239%		112%

	Year Ended December 31,
Class IB	2011	2010	2009	2008		2007
Net asset value, beginning of year	$8.31	$6.65	$4.93	$9.96		$10.65

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.05 (e)	0.06 (e)	0.07	(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.26)	1.67	1.72	(4.94)		0.84

Total from investment operations	(0.21)	1.72	1.78	(4.87)		0.83

Less distributions:
Dividends from net investment income	(0.05)	(0.06)	(0.06)	(0.07)		—
Distributions from net realized gains	—	—	—	(0.09)		(1.52)

Total dividends and distributions	(0.05)	(0.06)	(0.06)	(0.16)		(1.52)

Net asset value, end of year	$8.05	$8.31	$6.65	$4.93		$9.96

Total return	(2.45)%	25.81%	36.18%	(49.28)%		8.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,052,505	$1,201,887	$1,047,011	$788,812		$1,611,257
Ratio of expenses to average net assets:
After waivers	0.73%	0.73%	0.75%	1.01%		1.00%
After waivers and fees paid indirectly	0.73%	0.72%	0.74%	0.83	%(c)	1.00%
Before waivers and fees paid indirectly	0.73%	0.73%	0.76%	1.07%		1.06%
Ratio of net investment income (loss) to average net assets:
After waivers	0.65%	0.72%	1.07%	0.76%		(0.06)%
After waivers and fees paid indirectly	0.65%	0.72%	1.08%	0.93%		(0.06)%
Before waivers and fees paid indirectly	0.65%	0.72%	1.06%	0.71%		(0.12)%
Portfolio turnover rate	14%	11%	16%	239%		112%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$7.60

Income (loss) from investment operations:
Net investment income (loss)	0.03	(e)
Net realized and unrealized gain (loss) on investments and futures .	0.60

Total from investment operations	0.63

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$8.16

Total return (b)	8.39%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43,319
Ratio of expenses to average net assets:
After waivers (a)	0.48	%(c)
After waivers and fees paid indirectly (a)	0.48	%(c)
Before waivers and fees paid indirectly (a)	0.48	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.21%
After waivers and fees paid indirectly (a)	1.21%
Before waivers and fees paid indirectly (a)	1.21%
Portfolio turnover rate	14%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MID CAP VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(9.04)%	(1.88)%	4.45%	4.32%
Portfolio – Class IB Shares	(9.44)	(2.16)	4.16	4.06
Portfolio – Class K Shares***	(9.41)	(2.16)	4.16	4.07
Russell Mid Cap® Value Index	(1.38)	0.04	7.67	8.82
Volatility Managed Index – Mid Cap Value	(7.00)	4.41	8.62	9.34

*    Date of inception 11/24/98. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 5/1/97.

***  Date of inception 12/1/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (9.04)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the Russell Mid Cap® Value Index, returned (1.38)% and the Volatility Managed Index — Mid Cap Value returned (7.00)% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of the Russell Mid Cap Value Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. Additionally, AXA Equitable manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs). The remaining portion is managed by Wellington Management Company, LLP through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio benefited from both positive stock selection within and underweight positioning to the Information Technology and Consumer Discretionary sectors.

•	An overweight to the Consumer Staples sector, which outperformed the benchmark, was also additive.

•	Stocks contributing the most to relative performance included semiconductor materials company Varian Semiconductor, discount retailer Ross Stores, and NV Energy, an electric utility company in Nevada.

What hurt performance during the year:

•	For the year, stock selection was the primary driver of underperformance. Stock selection was weakest in the Financials, Materials, and Consumer Staples sectors.

•

Sector positioning, which is a result of bottom-up stock selection decisions, also detracted, primarily as a result of an underweight to the top performing Utilities sector and an overweight to the lagging Materials sector.

•

Stocks detracting the most from relative performance included mortgage and fleet management outsourcing provider PHH, Chinese commercial forest plantation operator Sino Forest, and Banco Popular, a Puerto Rico-based financial services company.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

EQ/MID CAP VALUE PLUS PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Wellington Management Company, LLP

Markets have come to grips with prospects for a much more subdued global economic recovery than had been hoped for earlier in 2011. We think that the U.S. economy has decent momentum including a pick-up in jobs growth, but fiscal restraint will keep a lid on things. Globally, we face headwinds from a likely European recession and a heavy slate of upcoming sovereign debt maturities. We believe reduced inflationary pressures will give policy makers in China and other emerging market countries some flexibility to stimulate demand, and will help consumers at the margin.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	25.7%
Investment Companies	11.1
Utilities	10.9
Industrials	10.7
Consumer Discretionary	9.1
Information Technology	6.9
Materials	5.8
Consumer Staples	5.7
Health Care	5.7
Energy	5.6
Telecommunication Services	0.4
Cash and Other	2.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$859.92	$3.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.69
Class IB
Actual	1,000.00	857.41	4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.28	4.98
Class K†
Actual	1,000.00	1,009.26	0.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.81	3.43

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.98% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.1%)
Auto Components (0.5%)
Autoliv, Inc.	43,337	$2,318,096
Federal-Mogul Corp.*	9,535	140,641
Lear Corp.	51,116	2,034,417
TRW Automotive Holdings Corp.*	49,543	1,615,102
Visteon Corp.*	23,411	1,169,145

		7,277,401

Automobiles (0.1%)
Thor Industries, Inc.	21,458	588,593

Distributors (0.2%)
Genuine Parts Co.	55,556	3,400,027

Diversified Consumer Services (0.3%)
Career Education Corp.*	29,949	238,694
DeVry, Inc.	60,652	2,332,676
Education Management Corp.*	18,692	523,189
H&R Block, Inc.	61,006	996,228
Service Corp. International	115,820	1,233,483

		5,324,270

Hotels, Restaurants & Leisure (0.6%)
Bally Technologies, Inc.*	1,420	56,175
Brinker International, Inc.	3,244	86,809
Choice Hotels International, Inc.	12,755	485,328
Dunkin’ Brands Group, Inc.*	1,711	42,741
Hyatt Hotels Corp., Class A*	20,350	765,974
International Game Technology	70,690	1,215,868
MGM Resorts International*	133,079	1,388,014
Penn National Gaming, Inc.*	32,914	1,253,036
Royal Caribbean Cruises Ltd.	28,947	717,017
Wendy’s Co.	145,105	777,763
WMS Industries, Inc.*	27,787	570,189
Wyndham Worldwide Corp.	74,807	2,829,949

		10,188,863

Household Durables (1.9%)
D.R. Horton, Inc.	136,100	1,716,221
Garmin Ltd.	48,710	1,939,145
Harman International Industries, Inc.	11,541	439,020
Jarden Corp.	44,488	1,329,301
Leggett & Platt, Inc.	17,278	398,085
Lennar Corp., Class A	381,796	7,502,291
Mohawk Industries, Inc.*	27,534	1,647,910
Newell Rubbermaid, Inc.	141,539	2,285,855
NVR, Inc.*	2,434	1,669,724
PulteGroup, Inc.*	165,670	1,045,378
Toll Brothers, Inc.*	456,807	9,327,999
Whirlpool Corp.	37,066	1,758,782

		31,059,711

Internet & Catalog Retail (0.4%)
Expedia, Inc.	19,487	565,498
Groupon, Inc.*	3,841	79,240
HomeAway, Inc.*	1,682	39,106
Liberty Interactive Corp.*	291,999	4,734,764
TripAdvisor, Inc.*	19,487	491,255

		5,909,863

Leisure Equipment & Products (0.5%)
Mattel, Inc.	298,124	$8,275,922

Media (1.0%)
Clear Channel Outdoor Holdings, Inc., Class A*	19,904	249,795
DISH Network Corp., Class A	24,180	688,647
DreamWorks Animation SKG, Inc., Class A*	34,640	574,851
Gannett Co., Inc.	116,605	1,559,009
Interpublic Group of Cos., Inc.	140,221	1,364,350
Lamar Advertising Co., Class A*	19,782	544,005
Liberty Media Corp. - Liberty Capital*	56,851	4,437,221
Madison Square Garden Co., Class A*	29,231	837,176
McGraw-Hill Cos., Inc.	26,156	1,176,235
Pandora Media, Inc.*	3,522	35,255
Regal Entertainment Group, Class A	26,279	313,771
Virgin Media, Inc.	155,500	3,324,590
Washington Post Co., Class B	2,420	911,880

		16,016,785

Multiline Retail (0.7%)
Big Lots, Inc.*	20,863	787,787
Dillard’s, Inc., Class A	15,107	678,002
J.C. Penney Co., Inc.	80,308	2,822,826
Macy’s, Inc.	181,179	5,830,340
Sears Holdings Corp.*	18,753	595,971

		10,714,926

Specialty Retail (2.2%)
Aaron’s, Inc.	9,940	265,199
Abercrombie & Fitch Co., Class A	5,968	291,477
American Eagle Outfitters, Inc.	94,510	1,445,058
ANN, Inc.*	144,700	3,585,666
AutoNation, Inc.*	9,543	351,850
Best Buy Co., Inc.	143,164	3,345,743
CarMax, Inc.*	91,604	2,792,090
Chico’s FAS, Inc.	28,580	318,381
DSW, Inc., Class A	845	37,358
Foot Locker, Inc.	75,235	1,793,602
GameStop Corp., Class A*	68,716	1,658,117
Gap, Inc.	171,744	3,185,851
Orchard Supply Hardware Stores Corp., Class A*†	847	—
RadioShack Corp.	48,417	470,129
Ross Stores, Inc.	181,200	8,612,436
Sally Beauty Holdings, Inc.*	3,429	72,455
Signet Jewelers Ltd.	42,231	1,856,475
Staples, Inc.	346,397	4,811,454
Williams-Sonoma, Inc.	24,394	939,169

		35,832,510

Textiles, Apparel & Luxury Goods (0.7%)
PVH Corp.	24,723	1,742,724
Samsonite International S.A.*	2,246,100	3,522,455
VF Corp.	42,244	5,364,566

		10,629,745

Total Consumer Discretionary		145,218,616

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Consumer Staples (5.7%)
Beverages (1.1%)
Beam, Inc.	74,883	$3,836,256
Brown-Forman Corp., Class B	7,312	588,689
Coca-Cola Enterprises, Inc.	36,890	951,024
Constellation Brands, Inc., Class A*	88,369	1,826,587
Molson Coors Brewing Co., Class B	249,303	10,854,653

		18,057,209

Food & Staples Retailing (0.3%)
Safeway, Inc.	171,998	3,618,838
SUPERVALU, Inc.	102,927	835,767

		4,454,605

Food Products (3.3%)
Bunge Ltd.	53,139	3,039,551
Campbell Soup Co.	20,916	695,248
China Agri-Industries Holdings Ltd.	3,293,000	2,505,811
ConAgra Foods, Inc.	173,585	4,582,644
Corn Products International, Inc.	71,365	3,753,085
Cosan Ltd., Class A	277,700	3,043,592
Dean Foods Co.*	88,865	995,288
H.J. Heinz Co.	65,029	3,514,167
Hershey Co.	18,723	1,156,707
Hormel Foods Corp.	31,226	914,610
J.M. Smucker Co.	56,339	4,404,020
Maple Leaf Foods, Inc.	391,100	4,157,657
McCormick & Co., Inc. (Non-Voting)	20,308	1,023,929
Mead Johnson Nutrition Co.	81,091	5,573,384
Ralcorp Holdings, Inc.*	26,749	2,287,039
Sara Lee Corp.	48,251	912,909
Smithfield Foods, Inc.*	80,731	1,960,149
Tyson Foods, Inc., Class A	445,785	9,201,002

		53,720,792

Household Products (0.5%)
Church & Dwight Co., Inc.	29,187	1,335,597
Clorox Co.	61,009	4,060,759
Energizer Holdings, Inc.*	33,855	2,623,086

		8,019,442

Tobacco (0.5%)
Lorillard, Inc.	65,583	7,476,462

Total Consumer Staples		91,728,510

Energy (5.6%)
Energy Equipment & Services (1.4%)
Atwood Oceanics, Inc.*	19,614	780,441
Cameron International Corp.*	31,357	1,542,451
Diamond Offshore Drilling, Inc.	17,624	973,902
Ensco plc (ADR)	96,000	4,504,320
Helmerich & Payne, Inc.	3,387	197,665
McDermott International, Inc.*	14,266	164,202
Nabors Industries Ltd.*	139,642	2,421,392
Oil States International, Inc.*	3,960	302,425
Patterson-UTI Energy, Inc.	66,618	1,331,028
Rowan Cos., Inc.*	51,773	1,570,275

SEACOR Holdings, Inc.*	10,506	$934,614
Tidewater, Inc.	133,551	6,584,064
Unit Corp.*	20,329	943,266

		22,250,045

Oil, Gas & Consumable Fuels (4.2%)
Alpha Natural Resources, Inc.*	48,241	985,564
Arch Coal, Inc.	91,709	1,330,698
Cimarex Energy Co.	30,529	1,889,745
Cobalt International Energy, Inc.*	388,896	6,035,666
Consol Energy, Inc.	68,500	2,513,950
Denbury Resources, Inc.*	32,586	492,049
El Paso Corp.	22,028	585,284
Energen Corp.	35,058	1,752,900
EQT Corp.	39,695	2,174,889
EXCO Resources, Inc.	6,206	64,853
Forest Oil Corp.*	12,393	167,925
Japan Petroleum Exploration Co.	99,200	3,879,330
Kosmos Energy Ltd.*	2,791	34,218
Lone Pine Resources, Inc.*	469,200	3,289,092
Murphy Oil Corp.	79,578	4,435,678
Newfield Exploration Co.*	129,887	4,900,636
Noble Energy, Inc.	68,486	6,464,394
Pioneer Natural Resources Co.	10,705	957,883
Plains Exploration & Production Co.*	68,531	2,516,458
QEP Resources, Inc.	18,443	540,380
Quicksilver Resources, Inc.*	53,439	358,576
SM Energy Co.	5,931	433,556
Southern Union Co.	60,584	2,551,192
Spectra Energy Corp.	315,663	9,706,637
Sunoco, Inc.	52,501	2,153,591
Teekay Corp.	20,254	541,389
Tesoro Corp.*	69,948	1,633,985
Valero Energy Corp.	276,984	5,830,513

		68,221,031

Total Energy		90,471,076

Financials (25.7%)
Capital Markets (2.2%)
Affiliated Managers Group, Inc.*	7,224	693,143
American Capital Ltd.*	171,031	1,151,039
Ameriprise Financial, Inc.	109,893	5,455,088
Ares Capital Corp.	99,629	1,539,268
E*TRADE Financial Corp.*	319,477	2,543,037
Federated Investors, Inc., Class B	8,359	126,639
Invesco Ltd.	477,342	9,589,801
Janus Capital Group, Inc.	90,353	570,127
Jefferies Group, Inc.	65,494	900,542
Legg Mason, Inc.	67,889	1,632,730
LPL Investment Holdings, Inc.*	68,055	2,078,400
Northern Trust Corp.	105,471	4,182,980
Raymond James Financial, Inc.	49,555	1,534,223
Solar Capital Ltd.	121,499	2,683,913

		34,680,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Commercial Banks (5.3%)
Associated Banc-Corp	84,072	$939,084
Bank of Hawaii Corp.	23,138	1,029,410
BOK Financial Corp.	12,420	682,231
CapitalSource, Inc.	133,451	894,122
CIT Group, Inc.*	97,402	3,396,408
City National Corp./California	22,596	998,291
Comerica, Inc.	300,120	7,743,096
Commerce Bancshares, Inc./Missouri	37,662	1,435,675
Cullen/Frost Bankers, Inc.	25,844	1,367,406
East West Bancorp, Inc.	72,127	1,424,508
Fifth Third Bancorp	930,549	11,836,583
First Citizens BancShares, Inc./North Carolina, Class A	2,639	461,799
First Horizon National Corp.	127,744	1,021,952
First Midwest Bancorp, Inc./Illinois	216,707	2,195,242
First Niagara Financial Group, Inc.	168,971	1,458,220
First Republic Bank/California*	35,629	1,090,604
Fulton Financial Corp.	96,665	948,284
Huntington Bancshares, Inc./Ohio	1,266,183	6,951,345
KeyCorp	461,844	3,551,580
M&T Bank Corp.	120,054	9,164,922
Popular, Inc.*	2,931,851	4,075,273
Regions Financial Corp.	1,286,200	5,530,660
SunTrust Banks, Inc.	260,782	4,615,841
Synovus Financial Corp.	381,204	537,498
TCF Financial Corp.	532,851	5,499,022
Umpqua Holdings Corp.	335,600	4,158,084
Valley National Bancorp	82,387	1,019,127
Zions Bancorp	89,144	1,451,264

		85,477,531

Consumer Finance (0.6%)
Discover Financial Services	238,725	5,729,400
SLM Corp.	256,187	3,432,906

		9,162,306

Diversified Financial Services (0.7%)
Interactive Brokers Group, Inc., Class A	17,746	265,125
Leucadia National Corp.	96,034	2,183,813
NASDAQ OMX Group, Inc.*	52,659	1,290,672
NYSE Euronext	87,900	2,294,190
PHH Corp.*	545,300	5,834,710

		11,868,510

Insurance (7.7%)
Alleghany Corp.*	3,205	914,354
Allied World Assurance Co. Holdings AG	18,393	1,157,472
American Financial Group, Inc./Ohio	38,981	1,438,009
American National Insurance Co.	3,337	243,701
Aon Corp.	160,551	7,513,787
Arch Capital Group Ltd.*	64,121	2,387,225
Arthur J. Gallagher & Co.	53,722	1,796,464
Aspen Insurance Holdings Ltd.	34,340	910,010

Assurant, Inc.	46,924	$1,926,699
Assured Guaranty Ltd.	89,319	1,173,652
Axis Capital Holdings Ltd.	62,919	2,010,891
Brown & Brown, Inc.	56,433	1,277,079
Cincinnati Financial Corp.	71,094	2,165,523
CNA Financial Corp.	12,952	346,466
Endurance Specialty Holdings Ltd.	19,656	751,842
Everest Reinsurance Group Ltd.	109,833	9,235,857
Fidelity National Financial, Inc., Class A	108,586	1,729,775
Genworth Financial, Inc., Class A*	238,691	1,563,426
Hanover Insurance Group, Inc.	22,043	770,403
Hartford Financial Services Group, Inc.	216,285	3,514,631
HCC Insurance Holdings, Inc.	51,728	1,422,520
Kemper Corp.	24,259	708,605
Lincoln National Corp.	152,264	2,956,967
Markel Corp.*	4,726	1,959,730
Marsh & McLennan Cos., Inc.	266,408	8,423,821
MBIA, Inc.*	71,744	831,513
Mercury General Corp.	12,983	592,284
Old Republic International Corp.	125,742	1,165,628
PartnerReinsurance Ltd.	32,822	2,107,501
Platinum Underwriters Holdings Ltd.	157,385	5,368,402
Principal Financial Group, Inc.	389,916	9,591,934
Progressive Corp.	301,542	5,883,084
Protective Life Corp.	41,583	938,113
Reinsurance Group of America, Inc.	228,571	11,942,835
RenaissanceReinsurance Holdings Ltd.	25,161	1,871,224
StanCorp Financial Group, Inc.	21,949	806,626
Torchmark Corp.	51,073	2,216,057
Transatlantic Holdings, Inc.	27,872	1,525,435
Unum Group	611,511	12,884,537
Validus Holdings Ltd.	32,263	1,016,285
W. R. Berkley Corp.	55,577	1,911,293
White Mountains Insurance Group Ltd.	3,344	1,516,370
XL Group plc	150,295	2,971,332

		123,439,362

Real Estate Investment Trusts (REITs) (7.2%)
Alexandria Real Estate Equities, Inc. (REIT)	30,026	2,070,893
American Assets Trust, Inc. (REIT)	162,134	3,325,368
American Capital Agency Corp. (REIT)	108,878	3,057,294
Annaly Capital Management, Inc. (REIT)	461,942	7,372,594
Apartment Investment & Management Co. (REIT), Class A	18,681	427,982
AvalonBay Communities, Inc. (REIT)	45,679	5,965,677
Boston Properties, Inc. (REIT)	12,639	1,258,844

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Brandywine Realty Trust (REIT)	65,681	$623,969
BRE Properties, Inc. (REIT)	36,294	1,832,121
Camden Property Trust (REIT)	9,502	591,404
Chimera Investment Corp. (REIT)	498,081	1,250,183
CommonWealth REIT (REIT)	40,579	675,235
Corporate Office Properties Trust/Maryland (REIT)	23,638	502,544
DDR Corp. (REIT)	104,775	1,275,112
Douglas Emmett, Inc. (REIT)	60,344	1,100,675
Duke Realty Corp. (REIT)	122,512	1,476,270
Equity Residential (REIT)	132,670	7,566,170
Essex Property Trust, Inc. (REIT)	6,987	981,743
Federal Realty Investment Trust (REIT)	7,369	668,737
General Growth Properties, Inc. (REIT)	273,779	4,112,161
HCP, Inc. (REIT)	197,215	8,170,617
Health Care REIT, Inc. (REIT)	92,983	5,070,363
Hospitality Properties Trust (REIT)	59,864	1,375,675
Host Hotels & Resorts, Inc. (REIT)	333,293	4,922,738
Kimco Realty Corp. (REIT)	197,661	3,210,015
Liberty Property Trust (REIT)	55,994	1,729,095
Macerich Co. (REIT)	40,852	2,067,111
Mack-Cali Realty Corp. (REIT)	42,169	1,125,491
Piedmont Office Realty Trust, Inc. (REIT), Class A	83,772	1,427,475
Plum Creek Timber Co., Inc. (REIT)	31,179	1,139,904
ProLogis, Inc. (REIT)	222,891	6,372,454
Realty Income Corp. (REIT)	64,712	2,262,332
Regency Centers Corp. (REIT)	43,733	1,645,235
Senior Housing Properties Trust (REIT)	78,957	1,771,795
SL Green Realty Corp. (REIT)	43,185	2,877,848
Taubman Centers, Inc. (REIT)	27,096	1,682,662
UDR, Inc. (REIT)	97,539	2,448,229
Ventas, Inc. (REIT)	48,396	2,668,071
Vornado Realty Trust (REIT)	79,646	6,121,592
Weingarten Realty Investors (REIT)	58,556	1,277,692
Weyerhaeuser Co. (REIT)‡	545,043	10,175,953

		115,677,323

Real Estate Management & Development (1.0%)
BR Properties S.A.	960,100	9,522,504
Forest City Enterprises, Inc., Class A*	330,194	3,902,893
Howard Hughes Corp.*	10,421	460,295
Iguatemi Empresa de Shopping Centers S.A.	127,600	2,371,058
Jones Lang LaSalle, Inc.	4,693	287,493
St. Joe Co.*	31,586	463,051

		17,007,294

Thrifts & Mortgage Finance (1.0%)
BankUnited, Inc.	221,899	4,879,559

Beneficial Mutual Bancorp, Inc.*	323,006	$2,700,330
Capitol Federal Financial, Inc.	81,247	937,591
Hudson City Bancorp, Inc.	206,440	1,290,250
New York Community Bancorp, Inc.	212,460	2,628,130
People’s United Financial, Inc.	148,845	1,912,658
TFS Financial Corp.*	38,799	347,639
Washington Federal, Inc.	53,889	753,907

		15,450,064

Total Financials		412,763,320

Health Care (5.7%)
Biotechnology (0.0%)
Vertex Pharmaceuticals, Inc.*	11,497	381,815

Health Care Equipment & Supplies (1.1%)
Alere, Inc.*	41,479	957,750
Boston Scientific Corp.*	742,297	3,963,866
CareFusion Corp.*	74,639	1,896,577
Cooper Cos., Inc.	16,368	1,154,272
DENTSPLY International, Inc.	40,416	1,414,156
Hill-Rom Holdings, Inc.	2,951	99,419
Hologic, Inc.*	127,108	2,225,661
Teleflex, Inc.	19,535	1,197,300
Zimmer Holdings, Inc.*	87,027	4,648,982

		17,557,983

Health Care Providers & Services (2.9%)
AMERIGROUP Corp.*	7,115	420,354
AmerisourceBergen Corp.	89,800	3,339,662
Brookdale Senior Living, Inc.*	331,924	5,772,158
Cigna Corp.	335,957	14,110,194
Community Health Systems, Inc.*	46,069	803,904
Coventry Health Care, Inc.*	72,029	2,187,521
Health Net, Inc.*	40,298	1,225,865
Henry Schein, Inc.*	21,071	1,357,605
Humana, Inc.	81,793	7,165,885
LifePoint Hospitals, Inc.*	23,389	868,901
Omnicare, Inc.	56,380	1,942,291
Patterson Cos., Inc.	27,220	803,534
Quest Diagnostics, Inc.	6,267	363,862
Tenet Healthcare Corp.*	199,363	1,022,732
Vanguard Health Systems, Inc.*	312,398	3,192,708
VCA Antech, Inc.*	41,929	828,098

		45,405,274

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	17,923	339,462

Life Sciences Tools & Services (0.4%)
Bio-Rad Laboratories, Inc., Class A*	9,603	922,272
Life Technologies Corp.*	79,280	3,084,785
PerkinElmer, Inc.	54,690	1,093,800
QIAGEN N.V.*	113,678	1,569,893

		6,670,750

Pharmaceuticals (1.3%)
Almirall S.A.	599,274	4,118,491

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Forest Laboratories, Inc.*	129,758	$3,926,477
Hospira, Inc.*	13,110	398,151
Impax Laboratories, Inc.*	316,300	6,379,771
Mylan, Inc.*	20,263	434,844
UCB S.A.	126,048	5,303,604
Warner Chilcott plc, Class A*	7,190	108,785
Watson Pharmaceuticals, Inc.*	3,504	211,431

		20,881,554

Total Health Care		91,236,838

Industrials (10.7%)
Aerospace & Defense (1.6%)
Alliant Techsystems, Inc.	15,202	868,946
BE Aerospace, Inc.*	2,652	102,659
Esterline Technologies Corp.*	93,300	5,222,001
Exelis, Inc.	89,249	807,704
Goodrich Corp.	35,847	4,434,274
Huntington Ingalls Industries, Inc.*	23,669	740,366
L-3 Communications Holdings, Inc.	48,504	3,234,247
Spirit AeroSystems Holdings, Inc., Class A*	45,162	938,466
Teledyne Technologies, Inc.*	130,800	7,174,380
Textron, Inc.	126,634	2,341,463

		25,864,506

Air Freight & Logistics (0.0%)
UTi Worldwide, Inc.	4,878	64,829

Airlines (0.5%)
AMR Corp.*	85,874	30,056
Copa Holdings S.A., Class A	3,424	200,886
Delta Air Lines, Inc.*	554,640	4,487,038
Southwest Airlines Co.	316,888	2,712,561
United Continental Holdings, Inc.*	23,997	452,823

		7,883,364

Building Products (0.2%)
Armstrong World Industries, Inc.*	9,211	404,087
Fortune Brands Home & Security, Inc.*	75,048	1,278,067
Owens Corning, Inc.*	60,726	1,744,051

		3,426,205

Commercial Services & Supplies (0.8%)
Avery Dennison Corp.	48,616	1,394,307
Cintas Corp.	54,895	1,910,895
Corrections Corp. of America*	48,331	984,502
Covanta Holding Corp.	51,488	704,871
KAR Auction Services, Inc.*	11,253	151,916
Pitney Bowes, Inc.	89,038	1,650,765
R.R. Donnelley & Sons Co.	91,072	1,314,169
Republic Services, Inc.	155,844	4,293,502
Waste Connections, Inc.	6,846	226,876

		12,631,803

Construction & Engineering (1.0%)
AECOM Technology Corp.*	31,929	656,780

Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	20,453	$773,123
Jacobs Engineering Group, Inc.*	61,611	2,500,174
KBR, Inc.	68,913	1,920,605
Quanta Services, Inc.*	104,811	2,257,629
Shaw Group, Inc.*	35,025	942,173
URS Corp.*	194,036	6,814,544

		15,865,028

Electrical Equipment (1.8%)
AMETEK, Inc.	73,350	3,088,035
Cooper Industries plc	27,689	1,499,359
General Cable Corp.*	12,189	304,847
GrafTech International Ltd.*	58,882	803,739
Hubbell, Inc., Class B	153,502	10,263,144
Regal-Beloit Corp.	18,741	955,229
Thomas & Betts Corp.*	208,478	11,382,899

		28,297,252

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	27,257	1,207,485

Machinery (3.8%)
AGCO Corp.*	143,793	6,178,785
Barnes Group, Inc.	366,842	8,844,561
CNH Global N.V.*	12,852	462,543
Crane Co.	23,632	1,103,851
Dover Corp.	134,790	7,824,560
Eaton Corp.	102,919	4,480,064
Flowserve Corp.	2,444	242,738
Harsco Corp.	35,694	734,583
IDEX Corp.	4,198	155,788
Ingersoll-Rand plc	31,386	956,331
ITT Corp.	44,624	862,582
Kennametal, Inc.	35,031	1,279,332
Lincoln Electric Holdings, Inc.	15,803	618,213
Navistar International Corp.*	16,087	609,376
Oshkosh Corp.*	44,193	944,846
Parker Hannifin Corp.	43,170	3,291,713
Pentair, Inc.	273,172	9,093,896
Snap-on, Inc.	23,117	1,170,183
SPX Corp.	17,960	1,082,449
Stanley Black & Decker, Inc.	81,657	5,520,013
Terex Corp.*	129,183	1,745,262
Timken Co.	6,631	256,686
Trinity Industries, Inc.	38,754	1,164,945
Xylem, Inc.	89,463	2,298,304

		60,921,604

Marine (0.1%)
Alexander & Baldwin, Inc.	20,177	823,625
Kirby Corp.*	7,583	499,265

		1,322,890

Professional Services (0.3%)
Equifax, Inc.	56,647	2,194,505
Manpower, Inc.	39,859	1,424,959
Nielsen Holdings N.V.*	5,454	161,929
Towers Watson & Co., Class A	22,075	1,322,955
Verisk Analytics, Inc., Class A*	9,188	368,714

		5,473,062

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Road & Rail (0.4%)
Con-way, Inc.	24,339	$709,725
Kansas City Southern*	13,310	905,213
Ryder System, Inc.	24,903	1,323,346
Swift Transportation Co.*	537,900	4,432,296

		7,370,580

Trading Companies & Distributors (0.1%)
Air Lease Corp.*	16,887	400,391
GATX Corp.	22,511	982,830
WESCO International, Inc.*	11,047	585,601

		1,968,822

Total Industrials		172,297,430

Information Technology (6.9%)
Communications Equipment (0.5%)
Brocade Communications Systems, Inc.*	229,132	1,189,195
EchoStar Corp., Class A*	18,529	387,997
Harris Corp.	42,189	1,520,492
Motorola Mobility Holdings, Inc.*	126,661	4,914,447
Tellabs, Inc.	176,237	711,997

		8,724,128

Computers & Peripherals (0.7%)
Diebold, Inc.	31,670	952,317
Fusion-io, Inc.*	3,852	93,218
Lexmark International, Inc., Class A	36,525	1,207,882
NCR Corp.*	16,489	271,409
QLogic Corp.*	9,393	140,895
SanDisk Corp.*	115,783	5,697,681
Western Digital Corp.*	112,886	3,493,822

		11,857,224

Electronic Equipment, Instruments & Components (1.6%)
Arrow Electronics, Inc.*	399,465	14,943,986
Avnet, Inc.*	74,252	2,308,495
AVX Corp.	23,398	298,559
Flextronics International Ltd.*	261,581	1,480,548
Ingram Micro, Inc., Class A*	78,091	1,420,475
Itron, Inc.*	19,698	704,597
Jabil Circuit, Inc.	16,271	319,888
Molex, Inc.	65,766	1,569,177
Tech Data Corp.*	21,052	1,040,179
Vishay Intertechnology, Inc.*	70,082	630,037

		24,715,941

Internet Software & Services (0.2%)
Akamai Technologies, Inc.*	8,176	263,921
AOL, Inc.*	47,280	713,928
IAC/InterActiveCorp	37,000	1,576,200
Monster Worldwide, Inc.*	62,766	497,735

		3,051,784

IT Services (1.1%)
Amdocs Ltd.*	84,849	2,420,742
Booz Allen Hamilton Holding Corp.*	269,727	4,652,791
Broadridge Financial Solutions, Inc.	3,390	76,444

Computer Sciences Corp.	75,398	$1,786,933
CoreLogic, Inc.*	47,042	608,253
DST Systems, Inc.	13,804	628,358
Fidelity National Information Services, Inc.	127,441	3,388,656
Fiserv, Inc.*	13,865	814,430
Genpact Ltd.*	13,793	206,205
Paychex, Inc.	12,554	378,001
SAIC, Inc.*	94,854	1,165,756
Total System Services, Inc.	78,830	1,541,915

		17,668,484

Office Electronics (0.3%)
Xerox Corp.	680,590	5,417,497

Semiconductors & Semiconductor Equipment (2.0%)
Atmel Corp.*	14,253	115,449
Avago Technologies Ltd.	231,300	6,675,318
Cree, Inc.*	49,956	1,101,030
Fairchild Semiconductor International, Inc.*	61,905	745,336
Freescale Semiconductor Holdings I Ltd.*	7,849	99,290
International Rectifier Corp.*	33,847	657,309
Intersil Corp., Class A	30,629	319,767
KLA-Tencor Corp.	18,490	892,143
Linear Technology Corp.	126,100	3,786,783
LSI Corp.*	193,941	1,153,949
Marvell Technology Group Ltd.*	246,756	3,417,571
MEMC Electronic Materials, Inc.*	45,689	180,015
Micron Technology, Inc.*	421,401	2,650,612
Microsemi Corp.*	375,700	6,292,975
Novellus Systems, Inc.*	33,773	1,394,487
PMC-Sierra, Inc.*	106,791	588,418
Silicon Laboratories, Inc.*	2,281	99,041
SunPower Corp.*	48,068	299,464
Teradyne, Inc.*	89,942	1,225,909

		31,694,866

Software (0.5%)
Activision Blizzard, Inc.	205,676	2,533,928
CA, Inc.	186,341	3,766,883
Compuware Corp.*	28,327	235,681
Synopsys, Inc.*	66,405	1,806,216

		8,342,708

Total Information Technology		111,472,632

Materials (5.8%)
Chemicals (2.4%)
Ashland, Inc.	38,469	2,198,888
Cabot Corp.	31,809	1,022,341
CF Industries Holdings, Inc.	56,240	8,153,675
Cytec Industries, Inc.	23,869	1,065,751
FMC Corp.	106,000	9,120,240
Huntsman Corp.	75,348	753,480
Incitec Pivot Ltd.	1,100,897	3,501,852
Methanex Corp.	289,200	6,599,544
Rockwood Holdings, Inc.*	1,777	69,960
RPM International, Inc.	63,255	1,552,910
Scotts Miracle-Gro Co., Class A	2,814	131,386

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Valspar Corp.	40,614	$1,582,727
W.R. Grace & Co.*	3,578	164,302
Westlake Chemical Corp.	7,666	308,480
Yingde Gases Group Co., Ltd.	2,450,500	2,502,056

		38,727,592

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	11,744	885,615
Vulcan Materials Co.	62,733	2,468,544

		3,354,159

Containers & Packaging (1.5%)
AptarGroup, Inc.	32,698	1,705,855
Bemis Co., Inc.	51,252	1,541,660
Greif, Inc., Class A	110,233	5,021,113
Owens-Illinois, Inc.*	333,335	6,460,032
Packaging Corp. of America	4,748	119,840
Rexam plc	742,352	4,067,335
Sealed Air Corp.	93,176	1,603,559
Sonoco Products Co.	48,501	1,598,593
Temple-Inland, Inc.	38,871	1,232,599

		23,350,586

Metals & Mining (0.9%)
AK Steel Holding Corp.	42,797	353,503
Commercial Metals Co.	56,019	774,743
Nucor Corp.	153,519	6,074,747
Reliance Steel & Aluminum Co.	31,026	1,510,656
Schnitzer Steel Industries, Inc., Class A	7,664	324,034
Steel Dynamics, Inc.	300,030	3,945,394
Titanium Metals Corp.	19,374	290,222
United States Steel Corp.	69,910	1,849,819

		15,123,118

Paper & Forest Products (0.8%)
Domtar Corp.	17,706	1,415,772
International Paper Co.	167,347	4,953,471
Louisiana-Pacific Corp.*	438,000	3,534,660
MeadWestvaco Corp.	82,454	2,469,497
Sino-Forest Corp.*†(b)	226,100	116,583
Sino-Forest Corp. (ADR)*§†(b)	93,000	47,953

		12,537,936

Total Materials		93,093,391

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
Frontier Communications Corp.	483,519	2,490,123
Level 3 Communications, Inc.*	65,956	1,120,592
tw telecom, Inc.*	10,628	205,971
Windstream Corp.	118,077	1,386,224

		5,202,910

Wireless Telecommunication Services (0.1%)
Clearwire Corp., Class A*	12,885	24,997
NII Holdings, Inc.*	10,334	220,114
Telephone & Data Systems, Inc.	43,872	1,135,846
U.S. Cellular Corp.*	7,039	307,112

		1,688,069

Total Telecommunication Services		6,890,979

Utilities (10.9%)
Electric Utilities (4.4%)
Edison International	158,254	$6,551,715
Entergy Corp.	86,443	6,314,661
Great Plains Energy, Inc.	65,928	1,435,912
Hawaiian Electric Industries, Inc.	46,231	1,224,197
Northeast Utilities	330,468	11,919,981
NV Energy, Inc.	810,895	13,258,133
Pepco Holdings, Inc.	109,726	2,227,438
Pinnacle West Capital Corp.	52,967	2,551,950
PPL Corp.	280,333	8,247,397
Progress Energy, Inc.	143,058	8,014,109
Westar Energy, Inc.	312,118	8,982,756

		70,728,249

Gas Utilities (1.2%)
AGL Resources, Inc.	56,552	2,389,887
Atmos Energy Corp.	43,803	1,460,830
National Fuel Gas Co.	34,334	1,908,284
ONEOK, Inc.	48,130	4,172,390
Questar Corp.	86,328	1,714,474
UGI Corp.	259,227	7,621,274

		19,267,139

Independent Power Producers & Energy Traders (0.8%)
AES Corp.*	319,071	3,777,801
Calpine Corp.*	186,492	3,045,414
Constellation Energy Group, Inc.	90,469	3,588,905
GenOn Energy, Inc.*	374,168	976,579
NRG Energy, Inc.*	117,165	2,123,030

		13,511,729

Multi-Utilities (4.2%)
Alliant Energy Corp.	53,912	2,378,058
Ameren Corp.	117,134	3,880,649
CenterPoint Energy, Inc.	206,636	4,151,317
CMS Energy Corp.	122,594	2,706,876
Consolidated Edison, Inc.	142,111	8,815,145
DTE Energy Co.	82,257	4,478,894
Integrys Energy Group, Inc.	38,061	2,062,145
MDU Resources Group, Inc.	91,788	1,969,770
NiSource, Inc.	135,803	3,233,469
NSTAR	50,336	2,363,779
OGE Energy Corp.	47,567	2,697,525
SCANA Corp.	55,972	2,522,098
Sempra Energy	116,304	6,396,720
TECO Energy, Inc.	104,497	2,000,073
Vectren Corp.	39,633	1,198,106
Wisconsin Energy Corp.	285,838	9,992,896
Xcel Energy, Inc.	235,175	6,500,237

		67,347,757

Water Utilities (0.3%)
American Water Works Co., Inc.	85,182	2,713,899
Aqua America, Inc.	60,124	1,325,734

		4,039,633

Total Utilities		174,894,507

Total Common Stocks (86.6%) (Cost $1,271,909,974)		1,390,067,299

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp.
(Zero Coupon)*†	847	$—

Total Preferred Stocks (0.0%) (Cost $1,099)		—

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(11.1%)
iShares Morningstar Mid Core Index Fund	10,366	882,665
iShares Morningstar Mid Growth Index Fund	28,530	2,662,705
iShares Morningstar Mid Value Index Fund‡	236,837	17,073,579
iShares Russell Midcap Growth Index Fund	189,954	10,456,968
iShares Russell Midcap Index Fund	5,105	502,434
iShares Russell Midcap Value Index Fund	1,797,475	78,010,415
iShares S&P MidCap 400 Growth Index Fund	104,900	10,356,777
iShares S&P MidCap 400 Index Fund	3,855	337,736
iShares S&P MidCap 400/BARRA Value Index Fund	539,121	40,962,414
SPDR S&P 400 MidCap Value ETF	23,094	1,193,498

Vanguard Mid-Cap Value Index Fund	291,600	$15,066,972

Total Investment Companies (11.1%) (Cost $157,605,619)		177,506,163

Total Investments (97.6%) (Cost $1,429,516,692)		1,567,573,462
Other Assets Less Liabilities (2.4%)		38,288,636

Net Assets (100%)		$1,605,862,098

*	Non-income producing.
†	Securities (totaling $164,536 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $47,953 or 0.0% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$152,496,555	$70,630,319	$223,126,874	$—	$88,766	$—
iShares Morningstar Mid Value Index Fund	21,114,328	—	3,074,298	17,073,579	408,277	95,390
Weyerhaeuser Co. (REIT)	5,194,449	6,197,386	1,493,633	10,175,953	140,146	350,700

	$178,805,332	$76,827,705	$227,694,805	$27,249,532	$637,189	$446,090

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	104	March-12	$7,729,159	$7,683,520	$(45,639)
S&P 500 E-Mini Index	123	March-12	7,671,158	7,703,490	32,332
S&P MidCap 400 E-Mini Index	175	March-12	15,344,727	15,352,750	8,023

					$(5,284)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$141,696,161	$3,522,455	$—	$145,218,616
Consumer Staples	89,222,699	2,505,811	—	91,728,510
Energy	86,591,746	3,879,330	—	90,471,076
Financials	412,763,320	—	—	412,763,320
Health Care	81,814,743	9,422,095	—	91,236,838
Industrials	172,297,430	—	—	172,297,430
Information Technology	111,472,632	—	—	111,472,632
Materials	82,857,612	10,071,243	164,536	93,093,391
Telecommunication Services	6,890,979	—	—	6,890,979
Utilities	174,894,507	—	—	174,894,507
Futures	40,355	—	—	40,355
Investment Companies
Exchange Traded Funds (ETFs)	177,506,163	—	—	177,506,163
Preferred Stocks
Consumer Discretionary	—	—	—	—

Total Assets	$1,538,048,347	$29,400,934	$164,536	$1,567,613,817

Liabilities:
Futures	$(45,639)	$—	$—	$(45,639)

Total Liabilities	$(45,639)	$—	$—	$(45,639)

Total	$1,538,002,708	$29,400,934	$164,536	$1,567,568,178

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks-Consumer Discretionary††	Investments in Common Stocks-Materials	Investments in Preferred Stocks-Consumer Discretionary††

Balance as of 12/31/10	$—	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	(7,108,023)	—
Purchases	—	1,525,783	—
Sales	—	(110,589)	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	5,857,365	—
Transfers out of Level 3	—	—	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Investments in Common Stocks-Consumer Discretionary††	Investments in Common Stocks-Materials	Investments in Preferred Stocks-Consumer Discretionary††
Balance as of 12/31/11	$—	$164,536	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$(7,081,027)	$—

††	Security received through corporate action with $0 market value.

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	40,355	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$40,355

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(45,639	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(45,639)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(674)	—	(674)
Credit contracts	—	—	—	—	—
Equity contracts	—	(78,317,260)	—	—	(78,317,260)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(78,317,260)	$(674)	$—	$(78,317,934)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(4,010,584)	—	—	(4,010,584)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(4,010,584)	$—	$—	$(4,010,584)

The Portfolio held futures contracts with an average notional balance of approximately $134,587,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$510,963,138
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$702,019,415

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$232,716,232
Aggregate gross unrealized depreciation	(134,789,905)

Net unrealized appreciation	$97,926,327

Federal income tax cost of investments	$1,469,647,135

For the year ended December 31, 2011, the Portfolio incurred approximately $405 as brokerage commissions with BNP Paribas and $2,220 with Sanford C. Bernstein & Co., LLC., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $855,808,106 of which $30,046,384 expires in the year 2015, $468,590,638 expires in the year 2016, $289,603,227 expires in the year 2017 and $67,567,857 expires in the year 2018. The Portfolio utilized net capital loss carryforward of $30,943,794 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $30,365,508)	$27,249,532
Unaffiliated Issuers (Cost $1,399,151,184)	1,540,323,930
Cash	31,434,032
Cash held as collateral at broker	2,733,000
Receivable for securities sold	3,523,654
Dividends, interest and other receivables	2,590,646
Receivable from Separate Accounts for Trust shares sold	344,027
Receivable from sub-advisor	5,387

Total assets	1,608,204,208

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	905,035
Investment management fees payable	748,072
Distribution fees payable - Class IB	293,708
Administrative fees payable	165,897
Due to broker for futures variation margin	117,764
Trustees’ fees payable	2,957
Accrued expenses	108,677

Total liabilities	2,342,110

NET ASSETS	$1,605,862,098

Net assets were comprised of:
Paid in capital	$2,378,537,896
Accumulated undistributed net investment income (loss)	2,030,297
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(912,755,698)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	138,049,603

Net assets	$1,605,862,098

Class IA
Net asset value, offering and redemption price per share, $199,783,004 / 22,183,700 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.01

Class IB
Net asset value, offering and redemption price per share, $1,396,219,933 / 156,365,339 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.93

Class K
Net asset value, offering and redemption price per share, $9,859,161 / 1,094,754 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.01

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($637,189 of dividend income received from affiliates) (net of $140,655 foreign withholding tax)	$34,485,949
Interest	16,833

Total income	34,502,782

EXPENSES
Investment management fees	10,243,807
Distribution fees - Class IB	4,019,177
Administrative fees	2,914,750
Printing and mailing expenses	135,834
Custodian fees	132,636
Professional fees	56,727
Trustees’ fees	48,924
Miscellaneous	40,501

Gross expenses	17,592,356
Less: Reimbursement from sub-advisor	(49,887)
Fees paid indirectly	(8,973)

Net expenses	17,533,496

NET INVESTMENT INCOME (LOSS)	16,969,286

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($446,090 of realized gain (loss) from affiliates	121,209,096
Futures	(78,317,260)
Foreign currency transactions	24,774

Net realized gain (loss)	42,916,610

Change in unrealized appreciation (depreciation) on:
Securities	(223,785,093)
Futures	(4,010,584)
Foreign currency translations	(2,968)

Net change in unrealized appreciation (depreciation)	(227,798,645)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(184,882,035)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(167,912,749)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,969,286		$20,038,306
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolio	42,916,610		(49,889,871)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(227,798,645)		420,025,237

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(167,912,749)		390,173,672

DIVIDENDS:
Dividends from net investment income
Class IA	(2,517,728)		(3,306,102)
Class IB	(13,436,934)		(16,249,876)
Class K†	(118,425)		—

TOTAL DIVIDENDS	(16,073,087)		(19,555,978)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,182,464 and 1,388,995 shares, respectively ]	11,388,224		12,279,676
Capital shares issued in reinvestment of dividends [ 290,727 and 336,789 shares, respectively ]	2,517,728		3,306,102
Capital shares repurchased [ (7,308,806) and (6,594,464) shares, respectively ]	(70,555,043	)(y)	(58,636,615)

Total Class IA transactions	(56,649,091)		(43,050,837)

Class IB
Capital shares sold [ 2,946,241 and 5,293,951 shares, respectively ]	28,476,916		47,037,940
Capital shares issued in reinvestment of dividends [ 1,564,731 and 1,667,816 shares, respectively ]	13,436,934		16,249,876
Capital shares repurchased [ (24,169,861) and (33,497,765) shares, respectively ]	(239,319,096)		(292,262,543)

Total Class IB transactions	(197,405,246)		(228,974,727)

Class K†
Capital shares sold [ 1,095,101 and 0 shares, respectively ]	9,972,406	(y)	—
Capital shares issued in reinvestment of dividends [ 13,675 and 0 shares, respectively ]	118,425		—
Capital shares repurchased [ (14,022) and 0 shares, respectively ]	(123,930)		—

Total Class K transactions	9,966,901		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(244,087,436)		(272,025,564)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(428,073,272)		98,592,130
NET ASSETS:
Beginning of year	2,033,935,370		1,935,343,240

End of year (a)	$1,605,862,098		$2,033,935,370

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,030,297		$402,468

† Class K commenced operations on December 1, 2011.

(y) On December 7, 2011, certain shareholders of the EQ/Mid Cap Value Plus Portfolio exchanged approximately 1,092,159 Class IA shares for approximately 1,092,160 Class K shares. This exchange amounted to approximately $9,946,081.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.03	$8.29	$6.18	$10.39	$14.37

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.11 (e)	0.15 (e)	0.14 (e)	0.19
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.02)	1.75	2.06	(4.20)	(0.42)

Total from investment operations	(0.91)	1.86	2.21	(4.06)	(0.23)

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.10)	(0.15)	(0.19)
Distributions from net realized gains	—	—	—	—	(3.56)

Total dividends and distributions	(0.11)	(0.12)	(0.10)	(0.15)	(3.75)

Net asset value, end of year	$9.01	$10.03	$8.29	$6.18	$10.39

Total return	(9.04)%	22.45%	35.75%	(39.06)%	(1.29)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$199,783	$281,098	$272,556	$18,747	$26,777
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.72%	0.74%	0.73%	0.76%	0.79%
After waivers, reimbursements and fees paid indirectly (f)	0.72%	0.73%	0.47%	0.75%	0.58%
Before waivers, reimbursements and fees paid indirectly (f)	0.73%	0.74%	0.74%	0.77%	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.11%	1.24%	1.71%	1.62%	1.05%
After waivers, reimbursements and fees paid indirectly (f)	1.11%	1.24%	1.98%	1.63%	1.26%
Before waivers, reimbursements and fees paid indirectly (f)	1.11%	1.24%	1.70%	1.61%	1.05%
Portfolio turnover rate	29%	35%	155%	38%	160%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2011		2010	2009		2008	2007
Net asset value, beginning of year	$9.96		$8.21	$6.10		$10.31	$14.30

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.09 (e)	0.11	(e)	0.12 (e)	0.16
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.03)		1.75	2.08		(4.20)	(0.44)

Total from investment operations	(0.94)		1.84	2.19		(4.08)	(0.28)

Less distributions:
Dividends from net investment income	(0.09)		(0.09)	(0.08)		(0.13)	(0.15)
Distributions from net realized gains	—		—	—		—	(3.56)

Total dividends and distributions	(0.09)		(0.09)	(0.08)		(0.13)	(3.71)

Net asset value, end of year	$8.93		$9.96	$8.21		$6.10	$10.31

Total return	(9.44)%		22.47%	35.86%		(39.53)%	(1.62)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,396,220		$1,752,837	$1,662,787		$838,774	$1,671,712
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.97	%(c)	0.99%	0.98	%(c)	1.01%	1.04%
After waivers, reimbursements and fees paid indirectly (f)	0.97	%(c)	0.98%	0.84%		1.00%	0.83%
Before waivers, reimbursements and fees paid indirectly (f)	0.98%		0.99%	0.99	%(c)	1.02%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.88%		1.01%	1.51%		1.34%	0.82%
After waivers, reimbursements and fees paid indirectly (f)	0.88%		1.01%	1.67%		1.34%	1.03%
Before waivers, reimbursements and fees paid indirectly (f)	0.87%		1.01%	1.51%		1.32%	0.81%
Portfolio turnover rate	29%		35%	155%		38%	160%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$9.04

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.05

Total from investment operations	0.08

Less distributions:
Dividends from net investment income	(0.11)

Net asset value, end of period	$9.01

Total return (b)	0.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,859
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.67%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.67%
Before waivers, reimbursements and fees paid indirectly(a)(f)	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	3.43%
After waivers, reimbursements and fees paid indirectly (a)(f)	3.44%
Before waivers, reimbursements and fees paid indirectly (a)(f)	3.43%
Portfolio turnover rate	29%

#	Per share amount is less than $0.005.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.

See Notes to Financial Statements.

EQ/MONEY MARKET PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	0.01%	1.52%	1.85%	5.12%
Portfolio – Class IB Shares*	0.01	1.35	1.64	4.88
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.10	1.49	1.95	5.29

*   Date of inception 10/2/96. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 7/13/81.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.01% for the year ended December 31, 2011. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 0.10% over the same period.

Portfolio Highlights

The U.S. economy continued its modest expansion throughout 2011. For the 3rd quarter, the GDP growth rate came in at only 1.8%. This rate of growth was not enough, however, to bring meaningful improvement in the unemployment rate. While the November unemployment rate did fall 0.4% from October’s level, it still stood at a very high 8.6%. The continued downward movement in housing prices has also contributed to consumers’ cautious attitude toward spending. This pattern, in addition to the ongoing economic turmoil in Europe, has made businesses extremely reluctant to expand either plant and equipment or their workforce in any meaningful way.

The Federal Reserve has responded to this situation by continuing its aggressive program of monetary ease. By holding overnight rates near zero and by targeting longer-term maturities in its securities purchases the Fed hopes to foster a more robust economic expansion. The Fed has also stated that it believes that it will maintain exceptionally low levels of overnight rates at least through mid-2013.

In this environment, as of period end, the Portfolio was structured with a diversified mix of very short-term fixed-income instruments issued by high quality borrowers. The current liquidity levels in the Portfolio are also well in excess of regulatory requirements.

As of year-end, a high proportion of the Portfolio’s assets were invested in U.S. Treasury and agency securities. We believe this provides a further source of liquidity while enhancing the credit quality of the Portfolio. In addition, the Portfolio has been managed with a weighted average maturity that is, in general, equal to or shorter than the industry average.

Portfolio Positioning and Outlook:

As we enter 2012, the economic uncertainty of the past several years shows little sign of abating. The upcoming U.S. Presidential election adds another element of uncertainty to the mix. The eventual outcome of the sovereign debt/currency situation in Europe will go a long way to help determine the future course of the worldwide economy. We will continue to position the portfolio in response to incoming economic data while seeking to maintain the appropriate levels of credit quality and liquidity.

Maturity Ratings as of December 31, 2011
1-30 days	61.2%
31-60 days	14.5
61-90 days	10.8
91-120 days	8.1
>120 days	5.4

Total	100.0%

EQ/MONEY MARKET PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$1,000.10	$0.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.88	0.33
Class IB
Actual	1,000.00	1,000.10	0.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.88	0.33

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.06% and 0.06%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Principal Amount	Value (Note 1)

SHORT TERM DEBT SECURITIES:
Certificates of Deposit (5.3%)
Bank of Montreal/Illinois 0.19%, 3/1/12	$30,000,000	$30,000,000
Canadian Imperial Bank of Commerce/New York
0.03%, 1/5/12	25,000,000	25,000,000
State Street Bank and Trust Co. 0.10%, 1/18/12	25,000,000	25,000,000

Total Certificates of Deposit		80,000,000

Commercial Paper (30.7%)
American Honda Finance Corp. 0.12%, 1/25/12(p)	25,000,000	24,997,833
Bank of Nova Scotia/New York 0.02%, 1/3/12(p)	55,000,000	54,999,909
Barclays US Funding LLC 0.04%, 1/4/12(p)	55,000,000	54,999,771
Coca-Cola Co. 0.10%, 1/26/12(n)(p)	25,000,000	24,998,264
FCAR Owner Trust 0.26%, 1/10/12(p)	30,000,000	29,997,825
HSBC USA, Inc. 0.03%, 1/3/12(p)	55,000,000	54,999,847
Johnson & Johnson 0.05%, 3/2/12(n)(p)	30,000,000	29,997,458
Jupiter Securitization Co. LLC
0.17%, 2/1/12(n)(p)	30,000,000	29,995,350
Merck & Co., Inc.
0.05%, 1/19/12(n)(p)	30,000,000	29,999,250
MetLife Short Term Funding LLC
0.22%, 1/13/12(n)(p)	21,104,000	21,102,312
Nestle Capital Corp.
0.07%, 1/10/12(n)(p)	30,000,000	29,999,400
Straight-A Funding LLC
0.14%, 2/21/12(n)(p)	30,000,000	29,994,050
UBS Finance Delaware LLC
0.01%, 1/3/12(p)	45,000,000	44,999,975

Total Commercial Paper		461,081,244

Government Securities (60.2%)
Federal Home Loan Bank
0.01%, 1/18/12(o)(p)	100,000,000	99,999,528
Federal Home Loan Mortgage Corp.
0.01%, 2/3/12(o)(p)	30,000,000	29,999,725
0.01%, 2/8/12(o)(p)	45,000,000	44,999,525
Federal National Mortgage Association
0.03%, 1/25/12(o)(p)	20,000,000	19,999,600
U.S. Treasury Bills
0.01%, 1/12/12(p)	330,000,000	329,998,992
0.00%, 2/9/12(p)	80,000,000	79,999,566
0.05%, 3/8/12(p)	100,000,000	99,989,764
0.04%, 5/3/12(p)	80,000,000	79,989,067
U.S. Treasury Notes
0.03%, 3/31/12(p)	120,000,000	120,288,952

Total Government Securities		905,264,719

Time Deposit (2.6%)
Bank of Tokyo-Mitsubishi
0.01%, 1/3/12	$39,000,000	$39,000,000

Total Investments (98.8%) (Amortized Cost $1,485,345,963)		1,485,345,963
Other Assets Less Liabilities (1.2%)		18,005,989

Net Assets (100%)		$1,503,351,952

Federal Income Tax Cost of Investments		$1,485,345,963

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2011.
(p)	Yield to maturity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments	$—	$1,485,345,963	$—	$1,485,345,963

Total Assets	$—	$1,485,345,963	$—	$1,485,345,963

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,485,345,963	$—	$1,485,345,963

The Portfolio had no derivatives contracts during the year ended December 31, 2011.

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of Investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$—

Federal income tax cost of investments	$1,485,345,963

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Amortized Cost $1,485,345,963)	$1,485,345,963
Cash	599,141
Receivable from Separate Accounts for Trust shares sold	23,677,298
Dividends, interest and other receivables	311,011
Other assets	3,840

Total assets	1,509,937,253

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	6,224,948
Administrative fees payable	46,871
Trustees’ fees payable	1,157
Accrued expenses	312,325

Total liabilities	6,585,301

NET ASSETS	$1,503,351,952

Net assets were comprised of:
Paid in capital	$1,503,351,550
Accumulated undistributed net investment income (loss)	7,004
Accumulated undistributed net realized gain (loss) on investments	(6,602)

Net assets	$1,503,351,952

Class IA
Net asset value, offering and redemption price per share, $552,153,388 / 551,874,071 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $951,198,564 / 951,205,502 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Interest	$1,867,252

EXPENSES
Investment management fees	5,079,633
Distribution fees - Class IB	2,365,648
Administrative fees	1,567,481
Printing and mailing expenses	113,343
Professional fees	50,772
Custodian fees	42,000
Trustees’ fees	37,414
Miscellaneous	38,058

Gross expenses	9,294,349
Less: Waiver from investment advisor	(5,061,449)
Waiver from distributor	(2,365,648)

Net expenses	1,867,252

NET INVESTMENT INCOME (LOSS)	—

REALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(6,601)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,601)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,601)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$—	$567,644
Net realized gain (loss) on investments	(6,601)	130,842

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,601)	698,486

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,993)	(539,491)
Class IB	(9,331)	(15,216)

	(14,324)	(554,707)

Distributions from net realized capital gains
Class IA	(55,476)	—
Class IB	(103,682)	—

	(159,158)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(173,482)	(554,707)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 340,693,322 and 346,936,482 shares, respectively ]	340,893,838	347,137,894
Capital shares issued in reinvestment of dividends and distributions [ 60,438 and 539,491 shares, respectively ]	60,469	539,491
Capital shares repurchased [ (398,366,818) and (414,071,685) shares, respectively ]	(398,602,745)	(414,310,467)

Total Class IA transactions	(57,648,438)	(66,633,082)

Class IB
Capital shares sold [ 1,286,052,936 and 724,871,216 shares, respectively ]	1,286,144,394	724,924,589
Capital shares issued in reinvestment of dividends and distributions [ 113,014 and 15,216 shares, respectively ]	113,013	15,216
Capital shares repurchased [ (1,308,796,871) and (1,071,843,169) shares, respectively ]	(1,308,881,427)	(1,071,918,600)

Total Class IB transactions	(22,624,020)	(346,978,795)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(80,272,458)	(413,611,877)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(80,452,541)	(413,468,098)
NET ASSETS:
Beginning of year	1,583,804,493	1,997,272,591

End of year (a)	$1,503,351,952	$1,583,804,493

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$7,004	$19,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010		2009		2008		2007
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)	—	(e)	—	#(e)	—	#(e)	0.02	(e)	0.05 (e)
Net realized and unrealized gain (loss) on investments	—	#	—	#	—	#	—	#	— #

Total from investment operations	—	#	—	#	—	#	0.02		0.05

Less distributions:
Dividends from net investment income	—	#	—	#	—	#	(0.02)		(0.05)
Distributions from net realized gains	—	#	—		—		—		—

Total dividends and distributions	—	#	—	#	—	#	(0.02)		(0.05)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.08%		0.25%		2.36%		4.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$552,153		$609,865		$676,438		$2,037,507		$869,405
Ratio of expenses to average net assets:
After waivers	0.13%		0.14%		0.07%		0.47%		0.45%
Before waivers	0.46%		0.46%		0.47%		0.47%		0.45%
Ratio of net investment income (loss) to average net assets:
After waivers	—%		0.09%		0.24%		2.03%		4.83%
Before waivers	(0.33)%		(0.23)%		(0.15)%		2.03%		4.83%

	Year Ended December 31,
Class IB	2011		2010		2009		2008		2007
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)	—	(e)	—	#(e)	—	#(e)	0.02	(e)	0.05 (e)
Net realized and unrealized gain (loss) on investments	—	#	—	#	—	#	—	#	— #

Total from investment operations	—	#	—	#	—	#	0.02		0.05

Less distributions:
Dividends from net investment income	—	#	—	#	—		(0.02)		(0.05)
Distributions from net realized gains	—	#	—		—		—		—

Total dividends and distributions	—	#	—	#	—		(0.02)		(0.05)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.00%		0.01%		2.13%		4.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$951,199		$973,940		$1,320,835		$1,928,723		$1,199,272
Ratio of expenses to average net assets:
After waivers	0.12%		0.23%		0.32%		0.72	%(c)	0.70%
Before waivers	0.71%		0.71%		0.72%		0.72	%(c)	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers	—%		—	%‡‡	(0.01)%		1.95%		4.57%
Before waivers	(0.59)%		(0.48)%		(0.41)%		1.95%		4.57%

#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Montag & Caldwell, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	3.09%	3.46%	2.41%	2.27%
Portfolio – Class IB Shares*	2.99	3.22	2.23	2.14
Russell 1000® Growth Index	2.64	2.50	2.60	1.00

*   Date of inception 12/31/04. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 12/1/98.

     Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.09% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 2.64% over the same period.

Portfolio Highlights

What helped performance during the year:

•	An overweight relative to the benchmark and stock selection in the Consumer Discretionary sector were additive with particularly strong contributions from McDonald’s and TJX Cos.

•	Stock selection in the Information Technology sector, most notably Cisco Systems, Visa and Accenture, were additive to performance.

•	Stock selection in the Health Care sector was a positive contributor, particularly Allergan and Abbott Labs.

What hurt performance during the year:

•	Stock selection in Energy, particularly Apache Corp. and Halliburton, detracted from performance.

•	Stock selection in Industrials, most notably Fluor and Emerson, was not additive to performance.

•	Stock selection in Financials, from the Portfolio’s one holding, JP Morgan Chase, detracted from performance.

Portfolio Positioning and Outlook

While the Eurozone debt crisis and the likelihood that Europe has entered a recession increase the risk to our forecast, we believe U.S. real GDP growth of around 2% can be achieved in 2012. We believe job and income growth should be sufficient to support a moderate increase in consumer spending, but not more than that, as consumer debt levels remain high and personal savings rates are low. Business investment should experience another increase in 2012, in our opinion, supported by record levels of corporate profitability, and there will likely be some rebuilding of business inventories from 2011 levels. In addition, both housing starts and unit sales of autos and light trucks could show moderate improvement from depressed levels. We expect a challenging and volatile stock market environment into the middle of 2012. With the U.S. economy expected to show very moderate growth, the European economy poised to enter a recession, and emerging market economies downshifting to reduced, but still above average rates of growth, global growth is slowing. Given the global slowdown and with corporate profitability already at record levels, investors are likely to be disappointed to find that corporate profit expectations for both the intermediate and longer-term periods are generally too high. In addition to slowing economic and profit growth, investors will also have to contend with significant political uncertainty until U.S. voters determine which candidates can best solve our budget deficit, slower growth, and high unemployment problems. Clarity on these issues is unlikely until the middle of this year.

Sector Weightings as of 12/31/11	% of Net Assets
Consumer Staples	23.4%
Information Technology	21.1
Health Care	16.2
Consumer Discretionary	14.5
Energy	8.1
Industrials	7.3
Materials	2.4
Cash and Other	7.0

100.0%

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$984.20	$4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.71	4.54
Class IB
Actual	1,000.00	983.34	5.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.45	5.81

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.89% and 1.14%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.5%)
Hotels, Restaurants & Leisure (4.1%)
McDonald’s Corp.	140,908	$14,137,300

Media (2.1%)
Omnicom Group, Inc.	157,600	7,025,808

Specialty Retail (5.6%)
Bed Bath & Beyond, Inc.*	146,200	8,475,214
TJX Cos., Inc.	163,300	10,541,015

		19,016,229

Textiles, Apparel & Luxury Goods (2.7%)
NIKE, Inc., Class B	96,500	9,299,705

Total Consumer Discretionary		49,479,042

Consumer Staples (23.4%)
Beverages (8.2%)
Coca-Cola Co.	225,600	15,785,232
PepsiCo, Inc.	183,540	12,177,879

		27,963,111

Food & Staples Retailing (2.3%)
Costco Wholesale Corp.	96,000	7,998,720

Food Products (5.6%)
Kraft Foods, Inc., Class A	393,900	14,716,104
Unilever N.V. (N.Y. Shares)	126,700	4,354,679

		19,070,783

Household Products (7.3%)
Colgate-Palmolive Co.	106,953	9,881,388
Procter & Gamble Co.	225,296	15,029,496

		24,910,884

Total Consumer Staples		79,943,498

Energy (8.1%)
Energy Equipment & Services (5.1%)
Cameron International Corp.*	123,300	6,065,127
Halliburton Co.	152,200	5,252,422
Schlumberger Ltd.	90,652	6,192,438

		17,509,987

Oil, Gas & Consumable Fuels (3.0%)
Occidental Petroleum Corp.	108,500	10,166,450

Total Energy		27,676,437

Health Care (16.2%)
Health Care Equipment & Supplies (3.8%)
Stryker Corp.	263,200	13,083,672

Health Care Providers & Services (3.9%)
AmerisourceBergen Corp.	133,200	4,953,708
Medco Health Solutions, Inc.*	148,900	8,323,510

		13,277,218

Pharmaceuticals (8.5%)
Abbott Laboratories, Inc.	276,050	15,522,291
Allergan, Inc.	153,600	13,476,864

		28,999,155

Total Health Care		55,360,045

Industrials (7.3%)
Air Freight & Logistics (2.9%)
United Parcel Service, Inc., Class B	136,300	$9,975,797

Construction & Engineering (1.4%)
Fluor Corp.	93,300	4,688,325

Electrical Equipment (1.4%)
Emerson Electric Co.	101,900	4,747,521

Industrial Conglomerates (1.6%)
General Electric Co.	305,800	5,476,878

Total Industrials		24,888,521

Information Technology (21.1%)
Communications Equipment (5.8%)
Cisco Systems, Inc.	350,300	6,333,424
QUALCOMM, Inc.	249,000	13,620,300

		19,953,724

Computers & Peripherals (4.0%)
Apple, Inc.*	33,330	13,498,650

Internet Software & Services (4.6%)
Google, Inc., Class A*	24,180	15,617,862

IT Services (5.2%)
Accenture plc, Class A	153,200	8,154,836
Visa, Inc., Class A	96,000	9,746,880

		17,901,716

Software (1.5%)
Oracle Corp.	194,600	4,991,490

Total Information Technology		71,963,442

Materials (2.4%)
Chemicals (2.4%)
Monsanto Co.	115,200	8,072,064

Total Materials		8,072,064

Total Investments (93.0%) (Cost $260,041,368)		317,383,049
Other Assets Less Liabilities (7.0%)		23,774,661

Net Assets (100%)		$341,157,710

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$49,479,042	$—	$—	$49,479,042
Consumer Staples	79,943,498	—	—	79,943,498
Energy	27,676,437	—	—	27,676,437
Health Care	55,360,045	—	—	55,360,045
Industrials	24,888,521	—	—	24,888,521
Information Technology	71,963,442	—	—	71,963,442
Materials	8,072,064	—	—	8,072,064

Total Assets	$317,383,049	$—	$—	$317,383,049

Total Liabilities	$—	$—	$—	$—

Total	$317,383,049	$—	$—	$317,383,049

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$180,233,010
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$241,440,508
As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$58,820,176
Aggregate gross unrealized depreciation	(3,481,801)

Net unrealized appreciation	$55,338,375

Federal income tax cost of investments	$262,044,674

For the year ended December 31, 2011, the Portfolio incurred approximately $6,104 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $26,892,160, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $13,290,393 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $260,041,368)	$317,383,049
Cash	23,311,090
Receivable for securities sold	1,081,252
Dividends, interest and other receivables	459,878
Receivable from Separate Accounts for Trust shares sold	137,553
Other assets	1,127

Total assets	342,373,949

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	442,849
Payable for securities purchased	423,191
Investment management fees payable	216,696
Distribution fees payable - Class IB	67,275
Administrative fees payable	32,051
Accrued expenses	34,177

Total liabilities	1,216,239

NET ASSETS	$341,157,710

Net assets were comprised of:
Paid in capital	$312,964,842
Accumulated undistributed net investment income (loss)	25,282
Accumulated undistributed net realized gain (loss) on investments	(29,174,095)
Net unrealized appreciation (depreciation) on investments	57,341,681

Net assets	$341,157,710

Class IA
Net asset value, offering and redemption price per share, $22,957,628 / 3,673,514 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.25

Class IB
Net asset value, offering and redemption price per share, $318,200,082 / 50,787,518 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.27

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$5,672,401
Interest	8,477

Total income	5,680,878

EXPENSES
Investment management fees	2,654,545
Distribution fees - Class IB	827,471
Administrative fees	390,571
Professional fees	33,998
Printing and mailing expenses	26,061
Custodian fees	24,500
Trustees’ fees	8,860
Miscellaneous	6,067

Gross expenses	3,972,073
Less: Fees paid indirectly	(131,774)

Net expenses	3,840,299

NET INVESTMENT INCOME (LOSS)	1,840,579

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	14,330,937
Net change in unrealized appreciation (depreciation) on securities	(5,868,895)

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,462,042

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,302,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,840,579	$2,066,503
Net realized gain (loss) on investments	14,330,937	2,225,940
Net change in unrealized appreciation (depreciation) on investments	(5,868,895)	24,199,040

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,302,621	28,491,483

DIVIDENDS:
Dividends from net investment income
Class IA	(178,366)	(175,084)
Class IB	(1,637,640)	(1,892,842)

TOTAL DIVIDENDS	(1,816,006)	(2,067,926)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,092,714 and 2,620,805 shares, respectively ]	6,813,018	14,756,591
Capital shares issued in reinvestment of dividends [ 29,245 and 28,820 shares, respectively ]	178,366	175,084
Capital shares repurchased [ (1,122,229) and (832,068) shares, respectively ]	(7,007,160)	(4,758,541)

Total Class IA transactions	(15,776)	10,173,134

Class IB
Capital shares sold [ 5,441,135 and 8,388,076 shares, respectively ]	34,049,682	47,559,416
Capital shares issued in reinvestment of dividends [ 267,793 and 310,898 shares, respectively ]	1,637,640	1,892,842
Capital shares repurchased [ (12,553,793) and (14,456,397) shares, respectively ]	(78,303,526)	(81,857,280)

Total Class IB transactions	(42,616,204)	(32,405,022)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(42,631,980)	(22,231,888)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,145,365)	4,191,669
NET ASSETS:
Beginning of year	375,303,075	371,111,406

End of year (a)	$341,157,710	$375,303,075

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$25,282	$11,738

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008		2007
Net asset value, beginning of year	$6.11	$5.67	$4.39	$6.56		$5.44

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.05 (e)	0.03 (e)	0.02	(e)	0.03 (e)
Net realized and unrealized gain (loss) on investments	0.14	0.44	1.28	(2.17)		1.12

Total from investment operations	0.19	0.49	1.31	(2.15)		1.15

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.03)	(0.02)		(0.03)

Net asset value, end of year	$6.25	$6.11	$5.67	$4.39		$6.56

Total return	3.09%	8.61%	29.94%	(32.74)%		21.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,958	$22,437	$10,532	$5,898		$15,661
Ratio of expenses to average net assets:
After waivers	0.89%	0.89%	0.91%	0.90%		0.90%
After waivers and fees paid indirectly	0.85%	0.86%	0.88%	0.88%		0.88%
Before waivers and fees paid indirectly	0.89%	0.89%	0.91%	0.90%		0.90%
Ratio of net investment income (loss) to average net assets:
After waivers	0.72%	0.83%	0.60%	0.36%		0.47%
After waivers and fees paid indirectly	0.75%	0.86%	0.63%	0.38%		0.48%
Before waivers and fees paid indirectly	0.72%	0.83%	0.60%	0.36%		0.47%
Portfolio turnover rate	52%	55%	41%	52%		71%

	Year Ended December 31,
Class IB	2011	2010	2009	2008		2007
Net asset value, beginning of year	$6.12	$5.69	$4.40	$6.57		$5.45

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.03 (e)	0.02 (e)	0.01	(e)	0.01 (e)
Net realized and unrealized gain (loss) on investments	0.15	0.43	1.29	(2.17)		1.12

Total from investment operations	0.18	0.46	1.31	(2.16)		1.13

Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.01)		(0.01)

Net asset value, end of year	$6.27	$6.12	$5.69	$4.40		$6.57

Total return	2.99%	8.14%	29.77%	(32.86)%		20.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$318,200	$352,867	$360,580	$295,780		$345,467
Ratio of expenses to average net assets:
After waivers	1.14%	1.14%	1.16%	1.15	%(c)	1.15%
After waivers and fees paid indirectly	1.10%	1.11%	1.13%	1.13%		1.13%
Before waivers and fees paid indirectly	1.14%	1.14%	1.16%	1.15	%(c)	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers	0.47%	0.53%	0.36%	0.17%		0.21%
After waivers and fees paid indirectly	0.50%	0.56%	0.39%	0.20%		0.22%
Before waivers and fees paid indirectly	0.47%	0.53%	0.36%	0.17%		0.21%
Portfolio turnover rate	52%	55%	41%	52%		71%

(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Morgan Stanley Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Year	Since Incept.**

Portfolio – Class IA Shares	(7.46)%	4.60%	8.42%
Portfolio – Class IB Shares	(7.74)	4.33	8.15
Portfolio – Class K Shares*	(7.46)	4.60	8.42
Russell Mid Cap® Growth Index	(1.65)	2.44	6.07

*   Date of inception 12/1/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

** Date of inception 4/29/05.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (7.46)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell Mid Cap® Growth Index, returned (1.65)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Utilities sector was the largest positive contributor to relative returns during the period. Within the sector, the Portfolio held only two stocks and both posted gains during the period.

•	The Health Care sector was slightly additive to relative performance as well, primarily due to the Portfolio’s overweight in the sector.

What hurt performance during the year:

•

Stock selection in the Consumer Discretionary sector detracted most from relative returns. A video streaming provider, a Chinese online travel booking service, and a South African diversified media company were the most detrimental holdings in the sector.

•	Stock selection in the Materials and Processing sector, primarily in the mining industry, hampered relative performance.

•

The Technology sector also hurt relative performance during the period, due to the negative impact of both stock selection and an overweight in the sector. Underperformance within the sector was largely driven by a number of holdings in the computer services, software, and systems industry.

Portfolio Positioning and Outlook

We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	25.4%
Industrials	22.1
Consumer Discretionary	14.1
Health Care	12.2
Financials	6.3
Materials	5.1
Consumer Staples	4.5
Energy	3.6
Utilities	1.7
Telecommunication Services	1.0
Cash and Other	4.0

100.0%

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$832.83	$3.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.99	4.26
Class IB
Actual	1,000.00	831.50	5.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.72	5.54
Class K†
Actual	1,000.00	959.56	0.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.35

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.84%, 1.09% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.9%)
Auto Components (0.6%)
Better Place, Inc.*(b)†	1,405,653	$5,424,415

Diversified Consumer Services (3.4%)
New Oriental Education & Technology Group, Inc. (ADR)*	368,688	8,866,947
Weight Watchers International, Inc.	396,722	21,823,677

		30,690,624

Hotels, Restaurants & Leisure (2.0%)
Ctrip.com International Ltd. (ADR)*	344,233	8,055,052
Dunkin’ Brands Group, Inc.*	417,188	10,421,356

		18,476,408

Internet & Catalog Retail (2.0%)
Groupon, Inc.*	449,796	9,279,292
Netflix, Inc.*	130,452	9,039,019

		18,318,311

Media (3.3%)
McGraw-Hill Cos., Inc.	345,337	15,529,805
Morningstar, Inc.	234,474	13,939,479

		29,469,284

Multiline Retail (1.6%)
Dollar Tree, Inc.*	170,872	14,201,172

Total Consumer Discretionary		116,580,214

Consumer Staples (4.5%)
Food & Staples Retailing (0.9%)
Sun Art Retail Group Ltd.*	6,817,000	8,522,786

Food Products (2.6%)
Mead Johnson Nutrition Co.	347,137	23,858,726

Personal Products (1.0%)
Natura Cosmeticos S.A.	443,761	8,626,604

Total Consumer Staples		41,008,116

Energy (3.6%)
Oil, Gas & Consumable Fuels (3.6%)
Range Resources Corp.	311,352	19,285,143
Ultra Petroleum Corp.*	452,914	13,419,842

Total Energy		32,704,985

Financials (6.3%)
Capital Markets (0.7%)
Greenhill & Co., Inc.	163,202	5,935,657

Diversified Financial Services (5.6%)
IntercontinentalExchange, Inc.*	116,701	14,068,305
Leucadia National Corp.	514,123	11,691,157
MSCI, Inc., Class A*	770,706	25,379,349

		51,138,811

Total Financials		57,074,468

Health Care (12.2%)
Biotechnology (0.7%)
Ironwood Pharmaceuticals, Inc.*	521,077	6,237,292

Health Care Equipment & Supplies (5.9%)
Gen-Probe, Inc.*	60,240	$3,561,389
IDEXX Laboratories, Inc.*	191,877	14,766,854
Intuitive Surgical, Inc.*	77,018	35,660,104

		53,988,347

Health Care Technology (0.9%)
athenahealth, Inc.*	169,435	8,322,647

Life Sciences Tools & Services (2.9%)
Illumina, Inc.*	446,957	13,623,249
Techne Corp.	179,729	12,268,302

		25,891,551

Pharmaceuticals (1.8%)
Valeant Pharmaceuticals International, Inc.*	354,228	16,538,905

Total Health Care		110,978,742

Industrials (22.1%)
Air Freight & Logistics (3.1%)
C.H. Robinson Worldwide, Inc.	136,828	9,547,858
Expeditors International of Washington, Inc.	456,979	18,717,860

		28,265,718

Commercial Services & Supplies (6.1%)
Covanta Holding Corp.	693,624	9,495,712
Edenred	1,286,693	31,674,052
Stericycle, Inc.*	175,161	13,648,545

		54,818,309

Machinery (1.6%)
Schindler Holding AG	126,138	14,691,256

Professional Services (7.7%)
IHS, Inc., Class A*	177,164	15,264,450
Intertek Group plc	474,907	15,008,747
Qualicorp S.A.*	1,629,773	14,635,410
Verisk Analytics, Inc., Class A*	621,854	24,955,001

		69,863,608

Trading Companies & Distributors (3.6%)
Fastenal Co.	744,887	32,484,522

Total Industrials		200,123,413

Information Technology (25.1%)
Communications Equipment (4.4%)
Motorola Solutions, Inc.	863,413	39,967,388

Internet Software & Services (7.5%)
Akamai Technologies, Inc.*	505,698	16,323,931
Alibaba.com Ltd.*	4,786,500	4,948,831
LinkedIn Corp., Class A*	219,628	13,838,760
MercadoLibre, Inc.	104,455	8,308,351
Yandex N.V., Class A*	878,737	17,311,119
Youku, Inc. (ADR)*	464,492	7,278,590

		68,009,582

IT Services (1.5%)
Gartner, Inc.*	391,105	13,598,721

Semiconductors & Semiconductor Equipment (2.7%)
ARM Holdings plc (ADR)	590,456	16,337,918
First Solar, Inc.*	170,437	5,753,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

NVIDIA Corp.*	207,504	$2,876,005

		24,967,876

Software (9.0%)
Citrix Systems, Inc.*	119,126	7,233,331
FactSet Research Systems, Inc.	156,341	13,645,443
Nexon Co., Ltd.*	456,533	6,565,961
Red Hat, Inc.*	275,374	11,370,192
Salesforce.com, Inc.*	158,977	16,129,806
Solera Holdings, Inc.	411,763	18,339,924
Zynga, Inc., Class A*	857,111	8,065,415

		81,350,072

Total Information Technology		227,893,639

Materials (5.1%)
Chemicals (2.5%)
Intrepid Potash, Inc.*	474,028	10,727,254
Rockwood Holdings, Inc.*	312,745	12,312,771

		23,040,025

Construction Materials (1.1%)
Martin Marietta Materials, Inc.	135,086	10,186,835

Metals & Mining (1.5%)
Lynas Corp., Ltd.*	3,534,948	3,778,244
Molycorp, Inc.*	395,859	9,492,699

		13,270,943

Total Materials		46,497,803

Telecommunication Services (1.0%)
Wireless Telecommunication Services (1.0%)
Millicom International Cellular S.A. (SDR)	85,934	8,609,570

Total Telecommunication Services		8,609,570

Utilities (1.7%)
Electric Utilities (1.7%)
Brookfield Infrastructure Partners LP	566,395	$15,689,141

Total Utilities		15,689,141

Total Common Stocks (94.5%) (Cost $846,785,860)		857,160,091

PREFERRED STOCKS:
Consumer Discretionary (1.2%)
Internet & Catalog Retail (1.2%)
Groupon, Inc. 0.000%*†(b)	586,196	10,279,240

Total Consumer Discretionary		10,279,240

Information Technology (0.3%)
Software (0.3%)
Zynga, Inc. 0.000%*(b)†	359,560	2,875,941

Total Information Technology		2,875,941

Total Preferred Stocks (1.5%) (Cost $9,673,791)		13,155,181

Total Investments (96.0%) (Cost $856,459,651)		870,315,272
Other Assets Less Liabilities (4.0%)		36,475,566

Net Assets (100%)		$906,790,838

*	Non-income producing.
†	Securities (totaling $18,579,596 or 2.0% of net assets) at fair value by management.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
SDR	— Swedish Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$111,155,799	$—	$5,424,415	$116,580,214
Consumer Staples	32,485,330	8,522,786	—	41,008,116
Energy	32,704,985	—	—	32,704,985
Financials	57,074,468	—	—	57,074,468
Health Care	110,978,742	—	—	110,978,742
Industrials	138,749,358	61,374,055	—	200,123,413
Information Technology	216,378,847	11,514,792	—	227,893,639
Materials	42,719,559	3,778,244	—	46,497,803
Telecommunication Services	—	8,609,570	—	8,609,570
Utilities	15,689,141	—	—	15,689,141
Preferred Stocks
Consumer Discretionary	—	—	10,279,240	10,279,240
Information Technology	—	—	2,875,941	2,875,941

Total Assets	$757,936,229	$93,799,447	$18,579,596	$870,315,272

Total Liabilities	$—	$—	$—	$—

Total	$757,936,229	$93,799,447	$18,579,596	$870,315,272

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Consumer Discretionary		Investments in Securities-Information Technology

Balance as of 12/31/10	$6,922,071	††	$—
Total gains or losses (realized/unrealized) included in earnings	8,781,584		(2,168,368)
Purchases	4,629,483		5,044,309
Sales	(4,629,483)		—
Issuances	—		—
Settlements	—		—
Transfers into Level 3	—		—
Transfers out of Level 3	—		—

Balance as of 12/31/11	$15,703,655		$2,875,941

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$8,087,161		$(2,168,368)

††	$3,935,060 is attributed to security shown in Information Technology in 2010 but is shown as Consumer Discretionary in 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Portfolio had no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$363,816,869
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$312,788,150

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$128,360,661
Aggregate gross unrealized depreciation	(113,717,163)

Net unrealized appreciation	$14,643,498

Federal income tax cost of investments	$855,671,774

For the year ended December 31, 2011, the Portfolio incurred approximately $836 as brokerage commissions with BIDS Trading L.P., $3,206 with Exane S.A., $3,916 with Morgan Stanley & Co, Inc., and $11,467 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $856,459,651)	$870,315,272
Cash	37,375,524
Receivable from Separate Accounts for Trust shares sold	929,977
Dividends, interest and other receivables	657,946
Receivable for securities sold	350,905
Other assets	1,333

Total assets	909,630,957

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,286,188
Payable for securities purchased	693,177
Investment management fees payable	566,403
Distribution fees payable - Class IB	170,761
Administrative fees payable	82,067
Accrued expenses	41,523

Total liabilities	2,840,119

NET ASSETS	$906,790,838

Net assets were comprised of:
Paid in capital	$887,121,383
Accumulated undistributed net investment income (loss)	934,542
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	4,882,796
Net unrealized appreciation (depreciation) on investments and foreign currency translations	13,852,117

Net assets	$906,790,838

Class IA
Net asset value, offering and redemption price per share, $75,633,888 / 5,147,850 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.69

Class IB
Net asset value, offering and redemption price per share, $795,510,924 / 54,693,476 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.54

Class K
Net asset value, offering and redemption price per share, $35,646,026 / 2,426,132 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.69

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $268,336 foreign withholding tax)	$6,186,431
Interest	13,269

Total income	6,199,700

EXPENSES
Investment management fees	6,995,709
Distribution fees - Class IB	2,189,805
Administrative fees	1,050,234
Custodian fees	82,000
Printing and mailing expenses	75,301
Professional fees	46,800
Trustees’ fees	24,562
Recoupment fees	21,283
Miscellaneous	32,726

Gross expenses	10,518,420
Less: Fees paid indirectly	(86,203)

Net expenses	10,432,217

NET INVESTMENT INCOME (LOSS)	(4,232,517)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	86,114,550
Foreign currency transactions	(370,831)

Net realized gain (loss)	85,743,719

Change in unrealized appreciation (depreciation) on:
Securities	(160,576,920)
Foreign currency translations	(3,181)

Net change in unrealized appreciation (depreciation)	(160,580,101)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(74,836,382)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(79,068,899)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(4,232,517)		$849,015
Net realized gain (loss) on investments and foreign currency transactions	85,743,719		38,099,526
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(160,580,101)		168,907,210

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(79,068,899)		207,855,751

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(311,402)		(395,381)
Class IB	(2,190,509)		(710,538)

	(2,501,911)		(1,105,919)

Distributions from net realized capital gains
Class IA	(5,788,342)		(82,770)
Class IB	(61,826,551)		(573,167)
Class K†	(2,776,189)		—

	(70,391,082)		(655,937)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(72,892,993)		(1,761,856)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,301,795 and 2,378,981 shares, respectively ]	40,781,003		35,683,594
Capital shares issued in reinvestment of dividends and distributions [ 419,759 and 27,811 shares, respectively ]	6,099,744		478,151
Capital shares repurchased [ (4,471,798) and (1,582,901) shares, respectively ]	(76,337,686	)(y)	(22,972,789)

Total Class IA transactions	(29,456,939)		13,188,956

Class IB
Capital shares sold [ 13,320,498 and 16,300,720 shares, respectively ]	235,148,947		241,750,525
Capital shares issued in reinvestment of dividends and distributions [ 4,459,083 and 75,165 shares, respectively ]	64,017,060		1,283,705
Capital shares repurchased [ (11,076,024) and (8,539,505) shares, respectively ]	(193,199,200)		(120,928,157)

Total Class IB transactions	105,966,807		122,106,073

Class K†
Capital shares sold [ 2,291,298 and 0 shares, respectively ]	37,885,895	(y)	—
Capital shares issued in reinvestment of distributions [ 192,313 and 0 shares, respectively ]	2,776,189		—
Capital shares repurchased [ (57,479) and 0 shares, respectively ]	(866,070)		—

Total Class K transactions	39,796,014		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	116,305,882		135,295,029

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,656,010)		341,388,924
NET ASSETS:
Beginning of year	942,446,848		601,057,924

End of year (a)	$906,790,838		$942,446,848

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$934,542		$47,157

† Class K commenced operations on December 1, 2011.

(y)   On December 7, 2011, certain shareholders of the EQ/Morgan Stanley Mid Cap Growth Portfolio exchanged approximately 2,266,910 Class IA shares for approximately 2,266,922 Class K shares. This exchange amounted to approximately $37,519,063.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010	2009		2008		2007
Net asset value, beginning of year	$17.27		$13.08	$8.31		$15.73		$13.58

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(e)	0.05 (e)	0.01	(e)	0.03	(e)	0.17	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.27)		4.21	4.76		(7.45)		2.88

Total from investment operations	(1.31)		4.26	4.77		(7.42)		3.05

Less distributions:
Dividends from net investment income	(0.04)		(0.06)	—		—		(0.08)
Distributions from net realized gains	(1.23)		(0.01)	—		—		(0.82)

Total dividends and distributions	(1.27)		(0.07)	—		—		(0.90)

Net asset value, end of year	$14.69		$17.27	$13.08		$8.31		$15.73

Total return	(7.46)%		32.57%	57.40%		(47.17)%		22.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$75,634		$119,147	$79,442		$44,837		$62,728
Ratio of expenses to average net assets:
After waivers	0.83%		0.83%	0.85%		0.81%		0.80%
After waivers and fees paid indirectly	0.82%		0.81%	0.83%		0.79%		0.79%
Before waivers and fees paid indirectly	0.83%		0.83%	0.87%		0.87%		0.85%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.22)%		0.32%	0.08%		0.21%		1.07%
After waivers and fees paid indirectly	(0.21)%		0.34%	0.10%		0.22%		1.07%
Before waivers and fees paid indirectly	(0.22)%		0.32%	0.06%		0.15%		1.01%
Portfolio turnover rate	32%		34%	33%		28%		55%

	Year Ended December 31,
Class IB	2011		2010	2009		2008		2007
Net asset value, beginning of year	$17.16		$12.99	$8.27		$15.70		$13.56

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(e)	0.01 (e)	(0.02	)(e)	(0.01	)(e)	0.06	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.27)		4.19	4.74		(7.42)		2.93

Total from investment operations	(1.35)		4.20	4.72		(7.43)		2.99

Less distributions:
Dividends from net investment income	(0.04)		(0.02)	—		—		(0.03)
Distributions from net realized gains	(1.23)		(0.01)	—		—		(0.82)

Total dividends and distributions	(1.27)		(0.03)	—		—		(0.85)

Net asset value, end of year	$14.54		$17.16	$12.99		$8.27		$15.70

Total return	(7.74)%		32.31%	57.07%		(47.32)%		22.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$795,511		$823,300	$521,616		$255,766		$378,803
Ratio of expenses to average net assets:
After waivers	1.08%		1.08%	1.10%		1.06%		1.05%
After waivers and fees paid indirectly	1.07%		1.06%	1.08%		1.04%		1.04	%(c)
Before waivers and fees paid indirectly	1.08%		1.08%	1.12%		1.12%		1.10	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	(0.46)%		0.06%	(0.17)%		(0.06)%		0.39%
After waivers and fees paid indirectly	(0.45)%		0.09%	(0.15)%		(0.05)%		0.41%
Before waivers and fees paid indirectly	(0.46)%		0.06%	(0.19)%		(0.12)%		0.33%
Portfolio turnover rate	32%		34%	33%		28%		55%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$16.61

Income (loss) from investment operations:
Net investment income (loss)	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.69)

Total from investment operations	(0.69)

Less distributions:
Distributions from net realized gains	(1.23)

Net asset value, end of period	$14.69

Total return (b)	(4.04)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,646
Ratio of expenses to average net assets:
After waivers (a)	0.85%
After waivers and fees paid indirectly (a)	0.85%
Before waivers and fees paid indirectly (a)	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.11%
After waivers and fees paid indirectly (a)	0.11%
Before waivers and fees paid indirectly (a)	0.11%
Portfolio turnover rate	32%
*	Commencement of Operations.
#	Per share amount is less than $0.005
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.**
Portfolio – Class IA Shares	(4.23)%	(3.15)%	(1.62)%
Portfolio – Class IB Shares	(4.37)	(3.37)	(1.85)
Portfolio – Class K Shares*	(4.23)	(3.15)	(1.62)
S&P 500 Index	2.11	(0.25)	1.23
Volatility Managed Index – Large Cap Core	(1.51)	3.12	4.46

*    Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

**   Date of inception 9/15/06.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (4.23)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the S&P 500 Index, returned 2.11% and the Volatility Managed Index — Large Cap Core returned (1.51)% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of the S&P 500 Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. The remaining portion is managed by Franklin Mutual Advisers, LLC through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•

UnitedHealth’s shares rose during the year as its earnings beat management’s initial guidance due in part to lower-than-expected utilization of medical services by its members in addition to strong membership growth. The company increased its dividend in 2011, while its board of directors re-authorized the company’s share repurchase plan.

•

Marathon Oil became a pure-play oil and gas exploration/production company following the mid-2011 spinoff to shareholders of its downstream refining and marketing operations, a separate company now called Marathon Petroleum Corp. Shares of the new Marathon Oil outperformed a volatile Energy sector during the latter half of the year as the company released positive third quarter results and announced an opportunistic share buyback.

•

British American Tobacco shares were another key contributor to Portfolio performance as the company announced operating results that repeatedly exceeded market expectations through the third quarter of 2011. Management also announced it had completed a five-year goal to realize cost savings two years ahead of schedule, and they laid out a new goal to continue growing operating margins for the next six to seven years by increasing prices and cutting costs.

What hurt performance during the year:

•

Bank of America shares declined in 2011 as investors reacted to the company’s potential exposure to large mortgage-related losses. There was also a growing concern that related losses might force the company into a dilutive, capital-raising scenario. Bank of America also faced a very difficult general operating environment in 2011.

•

The Portfolio originally initiated a Hewlett-Packard position after the well-publicized departure of CEO Mark Hurd caused shares to drop to valuations near the bottom end of historical ranges based on earnings and cash flow. The company’s dominant franchise in printing, number-one market share in personal computers and servers, large base of recurring revenues and history of strong cash flow generation are all positive characteristics for Hewlett-Packard. However, a number of operational and strategic missteps, including a large, dilutive acquisition of a U.K. software firm, weighed on the shares.

•

ThyssenKrupp is an industrial conglomerate that has two lines of business — materials and technology. ThyssenKrupp is a restructuring story with new management working to deliver on past investments and improve productivity. Its stock price moved lower in the second half of 2011 due to concerns the global economic recovery was stalling and as leaders struggled to contain the European sovereign debt crisis. The stock fell further after management placed stock to bolster its balance sheet, and after the company delayed ramping up a significant steel project in the Americas.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Franklin Mutual Advisers, LLC

Looking into 2012, we anticipate credit to remain available and opportunities to be idiosyncratic rather than widespread. The year 2011 ended with less merger and acquisition (M&A) activity than anticipated, and 2012 looks to be similarly muted. We anticipate an increase in corporate restructurings via spin-offs or asset sales as alternatives to M&A. We approach 2012 cognizant of challenges to the economies and markets from potential rising U.S. interest rates, the ongoing and unsolved European sovereign debt crisis, and slowing growth in China. In the midst of these cross-currents we continue to look for the company-specific opportunities that we believe can provide attractive returns in a variety of economic scenarios.

Sector Weightings as of 12/31/11	% of Net Assets
Consumer Staples	14.9%
Financials	12.4
Health Care	11.2
Information Technology	10.8
Energy	9.1
Consumer Discretionary	8.0
Industrials	6.7
Utilities	4.0
Materials	3.2
Telecommunication Services	2.2
Cash and Other	17.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$905.37	$4.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.65
Class IB
Actual	1,000.00	903.96	5.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.46	5.80
Class K†
Actual	1,000.00	1,042.05	3.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.79	4.46

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.91%, 1.14% and 0.88%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.4%)
Auto Components (0.1%)
BorgWarner, Inc.*	2,266	$144,435
Goodyear Tire & Rubber Co.*	4,914	69,631
International Automotive Components Group North America LLC(b)*†	97,401	36,447
Johnson Controls, Inc.	14,041	438,922

		689,435

Automobiles (0.5%)
Daimler AG (Registered)	7,732	339,442
Ford Motor Co.*	78,272	842,207
General Motors Co.*	100,404	2,035,189
Harley-Davidson, Inc.	4,763	185,138

		3,401,976

Distributors (0.0%)
Genuine Parts Co.	3,184	194,861

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	2,287	123,201
DeVry, Inc.	1,276	49,075
H&R Block, Inc.	6,222	101,605

		273,881

Hotels, Restaurants & Leisure (0.7%)
Carnival Corp.	9,151	298,689
Chipotle Mexican Grill, Inc.*	661	223,246
Darden Restaurants, Inc.	2,739	124,844
GHCP Harrah’s Investment LP(b)*†	173,925	—
International Game Technology	6,043	103,940
Marriott International, Inc., Class A	5,391	157,255
McDonald’s Corp.	20,996	2,106,529
Starbucks Corp.	15,183	698,570
Starwood Hotels & Resorts Worldwide, Inc.	3,887	186,459
Wyndham Worldwide Corp.	3,046	115,230
Wynn Resorts Ltd.	1,638	180,983
Yum! Brands, Inc.	9,435	556,759

		4,752,504

Household Durables (0.2%)
D.R. Horton, Inc.	85,629	1,079,782
Harman International Industries, Inc.	1,403	53,370
Leggett & Platt, Inc.	2,953	68,037
Lennar Corp., Class A	3,250	63,862
Newell Rubbermaid, Inc.	5,877	94,914
PulteGroup, Inc.*	6,799	42,902
Whirlpool Corp.	1,538	72,978

		1,475,845

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	7,458	1,290,980
Expedia, Inc.	2,000	58,040
Netflix, Inc.*	1,218	84,395
priceline.com, Inc.*	1,016	475,193
TripAdvisor, Inc.*	2,000	50,420

		1,959,028

Leisure Equipment & Products (0.3%)
Hasbro, Inc.	2,461	$78,481
Mattel, Inc.	75,233	2,088,468

		2,166,949

Media (3.7%)
British Sky Broadcasting Group plc	261,240	2,971,794
Cablevision Systems Corp. - New York Group, Class A	4,858	69,081
CBS Corp., Class B	13,199	358,221
Comcast Corp., Class A	55,945	1,326,456
DIRECTV, Class A*	14,440	617,454
Discovery Communications, Inc., Class A*	5,321	218,001
Gannett Co., Inc.	4,821	64,457
Interpublic Group of Cos., Inc.	9,859	95,928
McGraw-Hill Cos., Inc.	5,895	265,098
News Corp., Class B	13,510	245,612
News Corp., Class A	319,089	5,692,548
Omnicom Group, Inc.	5,728	255,354
Scripps Networks Interactive, Inc., Class A	2,052	87,046
Time Warner Cable, Inc.	75,067	4,772,009
Time Warner, Inc.	20,486	740,364
Viacom, Inc., Class B	107,809	4,895,607
Walt Disney Co.	36,785	1,379,437
Washington Post Co., Class B	107	40,319

		24,094,786

Multiline Retail (0.6%)
Big Lots, Inc.*	1,334	50,372
Dollar Tree, Inc.*	2,452	203,786
Family Dollar Stores, Inc.	2,408	138,845
J.C. Penney Co., Inc.	2,908	102,216
Kohl’s Corp.	38,883	1,918,876
Macy’s, Inc.	8,666	278,872
Nordstrom, Inc.	3,332	165,633
Sears Holdings Corp.*	783	24,884
Target Corp.	13,741	703,814

		3,587,298

Specialty Retail (0.7%)
Abercrombie & Fitch Co., Class A	1,765	86,203
AutoNation, Inc.*	1,009	37,202
AutoZone, Inc.*	566	183,933
Bed Bath & Beyond, Inc.*	4,962	287,647
Best Buy Co., Inc.	6,163	144,029
CarMax, Inc.*	4,828	147,157
GameStop Corp., Class A*	2,673	64,500
Gap, Inc.	7,060	130,963
Home Depot, Inc.	31,564	1,326,951
Limited Brands, Inc.	5,065	204,373
Lowe’s Cos., Inc.	25,652	651,048
Orchard Supply Hardware Stores Corp., Class A*†	35	—
O’Reilly Automotive, Inc.*	2,621	209,549
Ross Stores, Inc.	4,704	223,581
Staples, Inc.	14,551	202,113
Tiffany & Co.	2,547	168,764
TJX Cos., Inc.	7,784	502,457

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Urban Outfitters, Inc.*	2,412	$66,475

		4,636,945

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	6,051	369,353
NIKE, Inc., Class B	7,592	731,641
Ralph Lauren Corp.	1,325	182,956
VF Corp.	1,820	231,122

		1,515,072

Total Consumer Discretionary		48,748,580

Consumer Staples (14.8%)
Beverages (2.9%)
Beam, Inc.	3,246	166,292
Brown-Forman Corp., Class B	2,080	167,461
Coca-Cola Co.	46,518	3,254,864
Coca-Cola Enterprises, Inc.	81,470	2,100,297
Constellation Brands, Inc., Class A*	3,574	73,874
Dr. Pepper Snapple Group, Inc.	79,941	3,156,071
Molson Coors Brewing Co., Class B	3,179	138,414
PepsiCo, Inc.	69,136	4,587,174
Pernod-Ricard S.A.	54,520	5,056,509

		18,700,956

Food & Staples Retailing (3.3%)
Costco Wholesale Corp.	8,831	735,799
CVS Caremark Corp.	262,016	10,685,013
Kroger Co.	192,229	4,655,786
Safeway, Inc.	7,081	148,984
SUPERVALU, Inc.	4,291	34,843
Sysco Corp.	12,190	357,533
Walgreen Co.	18,155	600,204
Wal-Mart Stores, Inc.	74,483	4,451,104
Whole Foods Market, Inc.	3,278	228,083

		21,897,349

Food Products (2.3%)
Archer-Daniels-Midland Co.	13,753	393,336
Campbell Soup Co.	3,692	122,722
ConAgra Foods, Inc.	8,689	229,390
Dean Foods Co.*	3,704	41,485
General Mills, Inc.	91,059	3,679,694
H.J. Heinz Co.	6,663	360,068
Hershey Co.	3,139	193,927
Hormel Foods Corp.	2,768	81,075
J.M. Smucker Co.	2,317	181,120
Kellogg Co.	5,142	260,031
Kraft Foods, Inc., Class A	236,563	8,837,994
McCormick & Co., Inc. (Non-Voting)	2,687	135,478
Mead Johnson Nutrition Co.	4,125	283,511
Sara Lee Corp.	12,413	234,854
Tyson Foods, Inc., Class A	6,014	124,129

		15,158,814

Household Products (0.8%)
Clorox Co.	2,788	185,569
Colgate-Palmolive Co.	9,873	912,167
Kimberly-Clark Corp.	8,112	596,719

Procter & Gamble Co.	56,379	$3,761,043

		5,455,498

Personal Products (0.1%)
Avon Products, Inc.	8,651	151,133
Estee Lauder Cos., Inc., Class A	2,302	258,561

		409,694

Tobacco (5.4%)
Altria Group, Inc.	220,867	6,548,707
British American Tobacco plc	197,745	9,383,379
Imperial Tobacco Group plc	207,018	7,828,499
Lorillard, Inc.	29,347	3,345,558
Philip Morris International, Inc.	74,015	5,808,697
Reynolds American, Inc.	51,125	2,117,597

		35,032,437

Total Consumer Staples		96,654,748

Energy (9.1%)
Energy Equipment & Services (1.4%)
Baker Hughes, Inc.	8,956	435,620
Cameron International Corp.*	5,097	250,721
Diamond Offshore Drilling, Inc.	1,406	77,696
Ensco plc (ADR)	28,382	1,331,683
Exterran Holdings, Inc.*	46,146	419,929
FMC Technologies, Inc.*	4,840	252,793
Halliburton Co.	18,753	647,166
Helmerich & Payne, Inc.	2,137	124,715
Nabors Industries Ltd.*	5,787	100,347
National Oilwell Varco, Inc.	8,774	596,544
Noble Corp.*	5,160	155,935
Rowan Cos., Inc.*	2,547	77,250
Schlumberger Ltd.	27,460	1,875,793
Transocean Ltd.	65,979	2,532,934

		8,879,126

Oil, Gas & Consumable Fuels (7.7%)
Alpha Natural Resources, Inc.*	4,577	93,508
Anadarko Petroleum Corp.	10,176	776,734
Apache Corp.	48,231	4,368,764
BP plc	274,442	1,962,690
Cabot Oil & Gas Corp.	2,100	159,390
Chesapeake Energy Corp.	13,585	302,810
Chevron Corp.	40,807	4,341,865
ConocoPhillips	27,191	1,981,408
Consol Energy, Inc.	4,576	167,939
Denbury Resources, Inc.*	8,053	121,600
Devon Energy Corp.	8,264	512,368
El Paso Corp.	92,057	2,445,954
EOG Resources, Inc.	5,532	544,957
EQT Corp.	3,017	165,301
Exxon Mobil Corp.	98,183	8,321,991
Hess Corp.	6,156	349,661
Marathon Oil Corp.	217,472	6,365,405
Marathon Petroleum Corp.	67,991	2,263,420
Murphy Oil Corp.	44,424	2,476,194
Newfield Exploration Co.*	2,701	101,909
Noble Energy, Inc.	3,592	339,049
Occidental Petroleum Corp.	16,652	1,560,292
Peabody Energy Corp.	5,443	180,218
Pioneer Natural Resources Co.	2,520	225,490

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

QEP Resources, Inc.	3,501	$102,579
Range Resources Corp.	3,191	197,651
Royal Dutch Shell plc, Class A	160,045	5,830,941
Southwestern Energy Co.*	7,033	224,634
Spectra Energy Corp.	13,461	413,926
Sunoco, Inc.	2,129	87,332
Tesoro Corp.*	2,896	67,651
Valero Energy Corp.	11,577	243,696
Williams Cos., Inc.	98,880	3,265,018

		50,562,345

Total Energy		59,441,471

Financials (11.5%)
Capital Markets (1.4%)
Ameriprise Financial, Inc.	4,581	227,401
Bank of New York Mellon Corp.	24,547	488,731
BlackRock, Inc.	2,052	365,748
CG Investor LLC I(b)*†	3,362,598	282,458
CG Investor LLC II(b)*†	3,362,570	282,456
CG Investor LLC III(b)*†	1,681,412	141,239
Charles Schwab Corp.	22,061	248,407
E*TRADE Financial Corp.*	5,211	41,480
Federated Investors, Inc., Class B	1,873	28,376
Franklin Resources, Inc.	3,041	292,118
Goldman Sachs Group, Inc.	10,078	911,353
Invesco Ltd.	9,175	184,326
Legg Mason, Inc.	2,668	64,165
Morgan Stanley	200,662	3,036,016
Northern Trust Corp.	4,895	194,136
State Street Corp.	10,157	409,429
T. Rowe Price Group, Inc.	5,238	298,304
UBS AG (Registered)*	136,936	1,629,878

		9,126,021

Commercial Banks (2.4%)
BB&T Corp.	14,480	364,462
CIT Group, Inc.*	32,551	1,135,053
Comerica, Inc.	4,152	107,122
Fifth Third Bancorp	18,522	235,600
First Horizon National Corp.	5,327	42,616
Guaranty Bancorp*	91,672	134,758
Huntington Bancshares, Inc./Ohio	17,420	95,636
KB Financial Group, Inc.*	25,549	810,956
KeyCorp	19,388	149,094
M&T Bank Corp.	2,555	195,049
PNC Financial Services Group, Inc.	102,590	5,916,365
Regions Financial Corp.	25,344	108,979
SunTrust Banks, Inc.	10,923	193,337
U.S. Bancorp	39,091	1,057,411
Wells Fargo & Co.	180,986	4,987,974
Zions Bancorp	3,702	60,268

		15,594,680

Consumer Finance (0.3%)
American Express Co.	20,688	975,853
Capital One Financial Corp.	9,466	400,317
Discover Financial Services	11,392	273,408
SLM Corp.	10,466	140,244

		1,789,822

Diversified Financial Services (1.7%)
Bank of America Corp.	207,065	$1,151,281
Bond Street Holdings, Inc., Class A*§	39,554	850,411
Citigroup, Inc.	115,130	3,029,070
CME Group, Inc.	1,354	329,929
Deutsche Boerse AG*	29,283	1,535,310
IntercontinentalExchange, Inc.*	1,500	180,825
JPMorgan Chase & Co.	77,821	2,587,548
Leucadia National Corp.	3,975	90,392
Moody’s Corp.	4,103	138,189
NASDAQ OMX Group, Inc.*	2,595	63,604
NYSE Euronext	62,030	1,618,983

		11,575,542

Insurance (4.3%)
ACE Ltd.	69,183	4,851,112
Aflac, Inc.	9,484	410,278
Alleghany Corp.*	6,251	1,783,348
Allstate Corp.	10,513	288,161
American International Group, Inc.*	128,895	2,990,364
Aon Corp.	6,648	311,126
Assurant, Inc.	1,922	78,917
Berkshire Hathaway, Inc., Class B*	36,029	2,749,013
Chubb Corp.	5,670	392,478
Cincinnati Financial Corp.	3,267	99,513
CNO Financial Group, Inc.*	90,598	571,673
Genworth Financial, Inc., Class A*	9,869	64,642
Hartford Financial Services Group, Inc.	8,995	146,169
Lincoln National Corp.	6,300	122,346
Loews Corp.	6,332	238,400
Marsh & McLennan Cos., Inc.	11,070	350,034
MetLife, Inc.	82,419	2,569,825
Old Republic International Corp.	53,678	497,595
Principal Financial Group, Inc.	6,033	148,412
Progressive Corp.	12,459	243,075
Prudential Financial, Inc.	9,669	484,610
Torchmark Corp.	2,139	92,811
Travelers Cos., Inc.	8,496	502,708
Unum Group	5,769	121,553
White Mountains Insurance Group Ltd.	13,520	6,130,779
XL Group plc	6,291	124,373
Zurich Financial Services AG*	8,650	1,956,909

		28,320,224

Real Estate Investment Trusts (REITs) (1.1%)
Alexander’s, Inc. (REIT)	7,908	2,926,197
Apartment Investment & Management Co. (REIT), Class A	2,360	54,068
AvalonBay Communities, Inc. (REIT)	1,926	251,536
Boston Properties, Inc. (REIT)	3,090	307,764
Equity Residential (REIT)	6,117	348,852
HCP, Inc. (REIT)	8,286	343,289
Health Care REIT, Inc. (REIT)	3,910	213,212
Host Hotels & Resorts, Inc. (REIT)	14,636	216,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Kimco Realty Corp. (REIT)	8,185	$132,924
Plum Creek Timber Co., Inc. (REIT)	3,269	119,515
ProLogis, Inc. (REIT)	9,586	274,064
Public Storage (REIT)	2,891	388,724
Simon Property Group, Inc. (REIT)	6,003	774,027
Ventas, Inc. (REIT)	5,858	322,951
Vornado Realty Trust (REIT)	3,771	289,839
Weyerhaeuser Co. (REIT)	10,718	200,105

		7,163,241

Real Estate Management & Development (0.3%)
Canary Wharf Group plc(b)*†	353,084	1,267,849
CBRE Group, Inc.*	6,718	102,248
Forestar Group, Inc.*	35,370	535,148

		1,905,245

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	10,572	66,075
People’s United Financial, Inc.	7,386	94,910

		160,985

Total Financials		75,635,760

Health Care (11.2%)
Biotechnology (1.2%)
Amgen, Inc.	96,573	6,200,952
Biogen Idec, Inc.*	4,976	547,609
Celgene Corp.*	9,085	614,146
Gilead Sciences, Inc.*	15,372	629,176

		7,991,883

Health Care Equipment & Supplies (1.7%)
Baxter International, Inc.	11,569	572,434
Becton, Dickinson and Co.	4,425	330,636
Boston Scientific Corp.*	376,935	2,012,833
C.R. Bard, Inc.	1,712	146,376
CareFusion Corp.*	4,498	114,294
Covidien plc	9,750	438,848
DENTSPLY International, Inc.	2,876	100,631
Edwards Lifesciences Corp.*	2,320	164,024
Intuitive Surgical, Inc.*	792	366,704
Medtronic, Inc.	144,540	5,528,655
St. Jude Medical, Inc.	6,409	219,829
Stryker Corp.	6,717	333,902
Varian Medical Systems, Inc.*	2,296	154,130
Zimmer Holdings, Inc.*	3,658	195,410

		10,678,706

Health Care Providers & Services (2.1%)
Aetna, Inc.	7,334	309,422
AmerisourceBergen Corp.	5,197	193,276
Cardinal Health, Inc.	7,013	284,798
Cigna Corp.	5,874	246,708
Community Health Systems, Inc.*	57,135	997,006
Coventry Health Care, Inc.*	47,525	1,443,334
DaVita, Inc.*	1,901	144,115
Express Scripts, Inc.*	9,956	444,934
Humana, Inc.	3,290	288,237
Laboratory Corp. of America Holdings*	1,998	171,768

McKesson Corp.	5,012	$390,485
Medco Health Solutions, Inc.*	8,029	448,821
Patterson Cos., Inc.	1,950	57,564
Quest Diagnostics, Inc.	3,331	193,398
Tenet Healthcare Corp.*	501,164	2,570,971
UnitedHealth Group, Inc.	101,890	5,163,785
WellPoint, Inc.	7,117	471,501

		13,820,123

Health Care Technology (0.0%)
Cerner Corp.*	2,959	181,239

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.*	7,290	254,640
Life Technologies Corp.*	3,641	141,671
PerkinElmer, Inc.	2,378	47,560
Thermo Fisher Scientific, Inc.*	7,735	347,843
Waters Corp.*	1,856	137,437

		929,151

Pharmaceuticals (6.0%)
Abbott Laboratories, Inc.	31,933	1,795,592
Allergan, Inc.	6,204	544,339
Bristol-Myers Squibb Co.	34,838	1,227,691
Eli Lilly and Co.	132,152	5,492,237
Forest Laboratories, Inc.*	5,587	169,063
Hospira, Inc.*	54,002	1,640,041
Johnson & Johnson	55,960	3,669,857
Merck & Co., Inc.	299,896	11,306,079
Mylan, Inc.*	8,769	188,183
Perrigo Co.	1,920	186,816
Pfizer, Inc.	519,380	11,239,383
Teva Pharmaceutical Industries Ltd. (ADR)	46,305	1,868,870
Watson Pharmaceuticals, Inc.*	2,695	162,616

		39,490,767

Total Health Care		73,091,869

Industrials (6.7%)
Aerospace & Defense (2.1%)
Boeing Co.	15,241	1,117,927
GenCorp, Inc.*	61,699	328,239
General Dynamics Corp.	7,362	488,910
Goodrich Corp.	15,853	1,961,016
Honeywell International, Inc.	15,923	865,415
Huntington Ingalls Industries, Inc.*	56,979	1,782,303
L-3 Communications Holdings, Inc.	1,998	133,227
Lockheed Martin Corp.	5,428	439,125
Northrop Grumman Corp.	5,342	312,400
Precision Castparts Corp.	2,960	487,778
Raytheon Co.	94,328	4,563,589
Rockwell Collins, Inc.	3,158	174,859
Textron, Inc.	5,583	103,230
United Technologies Corp.	18,513	1,353,115

		14,111,133

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	3,382	235,996
Expeditors International of Washington, Inc.	4,279	175,268

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

FedEx Corp.	6,503	$543,066
PostNL N.V.	87,477	278,514
TNT Express N.V.	82,618	617,404
United Parcel Service, Inc., Class B	19,760	1,446,234

		3,296,482

Airlines (0.0%)
Southwest Airlines Co.	16,135	138,116

Building Products (0.4%)
Masco Corp.	7,243	75,907
Owens Corning, Inc.*	84,474	2,426,093

		2,502,000

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	2,217	63,584
Cintas Corp.	2,270	79,019
Iron Mountain, Inc.	3,782	116,486
Pitney Bowes, Inc.	4,169	77,293
R.R. Donnelley & Sons Co.	3,640	52,525
Republic Services, Inc.	6,566	180,893
Stericycle, Inc.*	1,712	133,399
Waste Management, Inc.	9,300	304,203

		1,007,402

Construction & Engineering (0.1%)
Fluor Corp.	3,413	171,503
Jacobs Engineering Group, Inc.*	2,536	102,911
Quanta Services, Inc.*	4,255	91,653

		366,067

Electrical Equipment (0.2%)
Cooper Industries plc	3,193	172,901
Emerson Electric Co.	15,155	706,072
Rockwell Automation, Inc.	2,914	213,800
Roper Industries, Inc.	2,051	178,170

		1,270,943

Industrial Conglomerates (1.0%)
3M Co.	14,291	1,168,003
Danaher Corp.	11,613	546,276
General Electric Co.	216,546	3,878,339
Orkla ASA	37,642	281,016
Tyco International Ltd.	9,450	441,409

		6,315,043

Machinery (1.3%)
Caterpillar, Inc.	13,314	1,206,248
Cummins, Inc.	3,962	348,735
Deere & Co.	8,559	662,039
Dover Corp.	3,753	217,862
Eaton Corp.	6,885	299,704
Federal Signal Corp.*	98,518	408,850
Flowserve Corp.	1,128	112,033
Illinois Tool Works, Inc.	9,781	456,870
Ingersoll-Rand plc	6,336	193,058
Joy Global, Inc.	2,119	158,861
Oshkosh Corp.*	68,543	1,465,449
PACCAR, Inc.	7,352	275,479
Pall Corp.	2,353	134,474
Parker Hannifin Corp.	3,024	230,580
Snap-on, Inc.	1,159	58,669

Stanley Black & Decker, Inc.	32,585	$2,202,746
Xylem, Inc.	3,708	95,259

		8,526,916

Marine (0.5%)
A. P. Moller-Maersk A/S, Class B	504	3,327,648

Professional Services (0.0%)
Dun & Bradstreet Corp.	1,023	76,551
Equifax, Inc.	2,521	97,664
Robert Half International, Inc.	2,977	84,725

		258,940

Road & Rail (0.3%)
CSX Corp.	21,479	452,348
Norfolk Southern Corp.	6,877	501,058
Ryder System, Inc.	1,057	56,169
Union Pacific Corp.	9,848	1,043,297

		2,052,872

Trading Companies & Distributors (0.1%)
Fastenal Co.	5,988	261,137
W.W. Grainger, Inc.	1,247	233,426

		494,563

Total Industrials		43,668,125

Information Technology (10.8%)
Communications Equipment (1.6%)
Cisco Systems, Inc.	319,765	5,781,351
F5 Networks, Inc.*	1,631	173,082
Harris Corp.	2,446	88,154
JDS Uniphase Corp.*	4,469	46,656
Juniper Networks, Inc.*	10,819	220,816
Motorola Mobility Holdings, Inc.*	48,021	1,863,215
Motorola Solutions, Inc.	5,855	271,028
QUALCOMM, Inc.	34,455	1,884,688

		10,328,990

Computers & Peripherals (1.6%)
Apple, Inc.*	19,042	7,712,010
Dell, Inc.*	31,558	461,694
EMC Corp.*	41,762	899,553
Hewlett-Packard Co.	40,681	1,047,943
Lexmark International, Inc., Class A	1,332	44,049
NetApp, Inc.*	7,440	269,849
SanDisk Corp.*	4,868	239,554
Western Digital Corp.*	4,767	147,539

		10,822,191

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	3,521	159,818
Corning, Inc.	32,562	422,655
FLIR Systems, Inc.	3,189	79,948
Jabil Circuit, Inc.	3,708	72,899
Molex, Inc.	2,776	66,235
TE Connectivity Ltd.	94,140	2,900,454

		3,702,009

Internet Software & Services (1.2%)
Akamai Technologies, Inc.*	3,785	122,180

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

eBay, Inc.*	23,432	$710,692
Google, Inc., Class A*	9,674	6,248,437
VeriSign, Inc.	3,085	110,196
Yahoo!, Inc.*	25,028	403,702

		7,595,207

IT Services (1.4%)
Accenture plc, Class A	13,137	699,282
Automatic Data Processing, Inc.	9,965	538,210
Cognizant Technology Solutions Corp., Class A*	6,126	393,963
Computer Sciences Corp.	3,114	73,802
Fidelity National Information Services, Inc.	5,044	134,120
Fiserv, Inc.*	2,881	169,230
International Business Machines Corp.	24,141	4,439,047
Mastercard, Inc., Class A	2,177	811,629
Paychex, Inc.	6,488	195,354
SAIC, Inc.*	5,621	69,082
Teradata Corp.*	3,374	163,673
Total System Services, Inc.	3,344	65,409
Visa, Inc., Class A	10,427	1,058,653
Western Union Co.	12,571	229,546

		9,041,000

Office Electronics (0.8%)
Xerox Corp.	638,688	5,083,956

Semiconductors & Semiconductor Equipment (0.8%)
Advanced Micro Devices, Inc.*	11,641	62,861
Altera Corp.	6,444	239,073
Analog Devices, Inc.	6,012	215,109
Applied Materials, Inc.	26,847	287,531
Broadcom Corp., Class A*	9,906	290,840
First Solar, Inc.*	1,211	40,883
Intel Corp.	104,286	2,528,936
KLA-Tencor Corp.	3,371	162,651
Linear Technology Corp.	4,588	137,778
LSI Corp.*	11,658	69,365
Microchip Technology, Inc.	3,811	139,597
Micron Technology, Inc.*	20,640	129,826
Novellus Systems, Inc.*	1,417	58,508
NVIDIA Corp.*	12,369	171,434
Teradyne, Inc.*	3,752	51,140
Texas Instruments, Inc.	23,511	684,405
Xilinx, Inc.	5,396	172,996

		5,442,933

Software (2.8%)
Adobe Systems, Inc.*	10,050	284,114
Autodesk, Inc.*	4,630	140,428
BMC Software, Inc.*	3,572	117,090
CA, Inc.	7,703	155,716
Citrix Systems, Inc.*	3,795	230,432
Electronic Arts, Inc.*	6,661	137,217
Intuit, Inc.	6,025	316,855
Microsoft Corp.	437,063	11,346,155
Nintendo Co., Ltd.	7,477	1,029,702
Oracle Corp.	80,795	2,072,392
Red Hat, Inc.*	3,903	161,155
Salesforce.com, Inc.*	2,769	280,943

Symantec Corp.*	154,393	$2,416,250

		18,688,449

Total Information Technology		70,704,735

Materials (3.2%)
Chemicals (1.3%)
Air Products and Chemicals, Inc.	4,347	370,321
Airgas, Inc.	1,350	105,408
CF Industries Holdings, Inc.	1,326	192,244
Dow Chemical Co.	24,307	699,069
E.I. du Pont de Nemours & Co.	18,842	862,587
Eastman Chemical Co.	2,858	111,633
Ecolab, Inc.	6,093	352,236
FMC Corp.	1,462	125,790
International Flavors & Fragrances, Inc.	1,611	84,449
Linde AG	22,442	3,338,787
Monsanto Co.	11,048	774,133
Mosaic Co.	6,056	305,404
PPG Industries, Inc.	3,206	267,669
Praxair, Inc.	6,149	657,328
Sherwin-Williams Co.	1,795	160,240
Sigma-Aldrich Corp.	2,447	152,840

		8,560,138

Construction Materials (0.0%)
Vulcan Materials Co.	2,665	104,868

Containers & Packaging (0.0%)
Ball Corp.	3,328	118,843
Bemis Co., Inc.	2,104	63,288
Owens-Illinois, Inc.*	3,299	63,935
Sealed Air Corp.	3,219	55,399

		301,465

Metals & Mining (0.7%)
Alcoa, Inc.	21,493	185,914
Allegheny Technologies, Inc.	2,167	103,583
Cliffs Natural Resources, Inc.	2,944	183,558
Freeport-McMoRan Copper & Gold, Inc.	19,383	713,100
Newmont Mining Corp.	10,132	608,021
Nucor Corp.	6,373	252,180
ThyssenKrupp AG	99,232	2,276,440
Titanium Metals Corp.	1,817	27,219
United States Steel Corp.	2,908	76,946

		4,426,961

Paper & Forest Products (1.2%)
Domtar Corp.	16,976	1,357,401
International Paper Co.	163,293	4,833,473
MeadWestvaco Corp.	44,656	1,337,447

		7,528,321

Total Materials		20,921,753

Telecommunication Services (2.2%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc.	121,435	3,672,194
Cable & Wireless Communications plc	1,567,107	929,680
CenturyLink, Inc.	12,589	468,311

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Frontier Communications Corp.	20,099	$103,510
Verizon Communications, Inc.	58,025	2,327,963
Windstream Corp.	12,449	146,151

		7,647,809

Wireless Telecommunication Services (1.1%)
American Tower Corp., Class A	8,042	482,601
MetroPCS Communications, Inc.*	6,245	54,207
Sprint Nextel Corp.*	60,192	140,849
Vodafone Group plc	2,278,210	6,329,589

		7,007,246

Total Telecommunication Services		14,655,055

Utilities (3.1%)
Electric Utilities (1.9%)
AET&D Holdings(b)*†	350,436	—
American Electric Power Co., Inc.	9,983	412,398
Duke Energy Corp.	27,582	606,804
E.ON AG	131,638	2,840,109
Edison International	6,820	282,348
Entergy Corp.	24,602	1,797,176
Exelon Corp.	85,226	3,696,252
FirstEnergy Corp.	8,638	382,663
NextEra Energy, Inc.	8,700	529,656
Northeast Utilities	3,533	127,435
Pepco Holdings, Inc.	4,426	89,848
Pinnacle West Capital Corp.	2,200	105,996
PPL Corp.	11,886	349,686
Progress Energy, Inc.	6,109	342,226
Southern Co.	17,596	814,519

		12,377,116

Gas Utilities (0.0%)
AGL Resources, Inc.	2,357	99,607
ONEOK, Inc.	2,107	182,656

		282,263

Independent Power Producers & Energy Traders (0.4%)
AES Corp.*	13,452	159,272
Constellation Energy Group, Inc.	4,074	161,616
NRG Energy, Inc.*	126,912	2,299,645

		2,620,533

Multi-Utilities (0.8%)
Ameren Corp.	5,141	170,321
CenterPoint Energy, Inc.	8,700	174,783
CMS Energy Corp.	5,100	112,608
Consolidated Edison, Inc.	6,039	374,599
Dominion Resources, Inc.	11,784	625,495
DTE Energy Co.	3,427	186,600
GDF Suez S.A.	63,585	1,738,068
Integrys Energy Group, Inc.	1,546	83,762
NiSource, Inc.	6,029	143,551
PG&E Corp.	8,259	340,436
Public Service Enterprise Group, Inc.	10,528	347,529
SCANA Corp.	2,509	113,056
Sempra Energy	4,844	266,420
TECO Energy, Inc.	4,293	82,168
Wisconsin Energy Corp.	4,694	164,102

Xcel Energy, Inc.	10,149	$280,518

		5,204,016

Total Utilities		20,483,928

Total Common Stocks (80.0%) (Cost $446,309,988)		524,006,024

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp. (Zero Coupon)*†	35	—

Total Preferred Stocks (0.0%) (Cost $37)		—

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.0%)
Financials (0.0%)
Real Estate Investment Trusts (REITs) (0.0%)
iStar Financial, Inc.
0.872%, 10/1/12(l)	$457,000	411,300

Total Financials		411,300

Total Convertible Bonds (0.0%) (Cost $425,243)		411,300

Corporate Bonds (2.5%)
Consumer Discretionary (0.6%)
Media (0.6%)
Clear Channel Communications, Inc.
3.910%, 1/29/16	445,244	319,462
11.000%, 8/1/16 PIK	797,000	478,200
9.000%, 3/1/21	195,000	161,850
Term Loan
3.910%, 1/29/16(l)	2,603,000	1,910,935
Tribune Co.
3.261%, 6/4/14(h)(l)	1,217,000	707,889
3.563%, 6/4/14(h)(l)	193,000	108,683

Total Consumer Discretionary		3,687,019

Consumer Staples (0.1%)
Food & Staples Retailing (0.1%)
Rite Aid Corp.
8.625%, 3/1/15	418,000	399,190
9.375%, 12/15/15	539,000	514,745

Total Consumer Staples		913,935

Financials (0.9%)
Diversified Financial Services (0.1%)
Capmark Financial Group, Inc.
Series B
9.000%, 9/30/15(l)	364,000	368,550
Tropicana Entertainment LLC
9.625%, 12/15/14*(b)(h)†	2,014,000	—

		368,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Real Estate Investment Trusts (REITs) (0.0%)
iStar Financial, Inc.
5.000%, 6/28/13(l)	$170,946	$169,298
6.305%, 6/30/14(l)	128,000	123,584

		292,882

Real Estate Management & Development (0.8%)
Realogy Corp.
4.518%, 10/10/16	3,503,802	3,120,885
11.500%, 4/15/17	240,000	187,200
7.875%, 2/15/19§	338,000	294,060
Term Loan
0.145%, 12/15/13(l)	254,135	198,607
3.461%, 12/15/13(l)(t)	748,817	585,200
3.528%, 12/15/13(l)	274,810	214,764
13.500%, 10/15/17	397,000	396,504

		4,997,220

Total Financials		5,658,652

Utilities (0.9%)
Electric Utilities (0.8%)
Texas Competitive Electric Holdings Co. LLC
4.776%, 10/10/17(l)	5,264,099	3,326,616
11.500%, 10/1/20§	2,404,000	2,019,360

		5,345,976

Independent Power Producers & Energy Traders (0.1%)
NRG Energy, Inc.
7.375%, 1/15/17	595,000	618,800

Total Utilities		5,964,776

Total Corporate Bonds (2.5%) (Cost $19,630,623)		16,224,382

Total Long-Term Debt Securities (2.5%) (Cost $20,055,866)		16,635,682

SHORT-TERM INVESTMENT:
Government Securities (3.1%)
U.S. Treasury Bills
0.00%, 1/5/12(p)	$3,000,000	$3,000,001
0.01%, 2/23/12(p)	5,000,000	4,999,929
0.02%, 3/22/12(p)	10,000,000	9,999,616
0.03%, 5/10/12(p)	2,000,000	1,999,787

Total Government Securities		19,999,333

Total Short-Term Investments (3.1%) (Cost $19,999,293)		19,999,333

Total Investments (85.6%) (Cost $486,365,184)		560,641,039
Other Assets Less Liabilities (14.4%)		94,572,958

Net Assets (100%)		$655,213,997

*	Non-income producing.
†	Securities (totaling $2,010,449 or 0.3% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $3,163,831 or 0.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2011.
(p)	Yield to maturity.
(t)	Position represents an unfunded loan commitment. The coupon rate will be determined at the time of settlement.

Glossary:

PIK	— Payment in Kind

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$130,395,855	$107,064,961	$237,460,816	$—	$92,469	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,332	March-12	$82,533,883	$83,423,160	$889,277

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 2/23/12	Barclays Bank plc	1,394	$1,417,546	$1,394,068	$23,478
British Pound vs. U.S. Dollar, expiring 2/21/12	Barclays Bank plc	187	289,502	291,270	(1,768)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Bank of America	745	964,559	1,025,850	(61,291)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Bank of America	128	165,944	174,638	(8,694)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Barclays Bank plc	610	790,167	824,214	(34,047)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Barclays Bank plc	157	203,386	212,773	(9,387)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	280	362,656	370,802	(8,146)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	199	257,332	270,878	(13,546)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	546	707,115	734,566	(27,451)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	495	641,158	643,822	(2,664)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	130	168,319	169,013	(694)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	HSBC Bank plc	157	203,392	212,747	(9,355)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	State Street Bank & Trust	121	157,047	163,387	(6,340)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	State Street Bank & Trust	276	358,020	357,570	450
Japanese Yen vs. U.S. Dollar, expiring 1/20/12	Bank of America	2,537	32,972	33,011	(39)
Japanese Yen vs. U.S. Dollar, expiring 1/20/12	Bank of America	1,144	14,866	14,706	160
Japanese Yen vs. U.S. Dollar, expiring 1/20/12	Deutsche Bank AG	1,080	14,040	13,871	169
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Bank of America	72	76,622	81,275	(4,653)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Bank of America	34	36,263	36,402	(139)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Bank of America	138	147,447	150,986	(3,539)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Bank of America	200	212,679	220,354	(7,675)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Bank of America	85	90,557	92,852	(2,295)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Bank of America	128	136,059	141,453	(5,394)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Barclays Bank plc	305	324,938	337,483	(12,545)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Barclays Bank plc	162	173,034	181,966	(8,932)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Barclays Bank plc	117	124,184	130,557	(6,373)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	74	78,838	98,381	(19,543)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	160	170,459	174,968	(4,509)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	105	111,331	113,451	(2,120)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	267	$284,454	$367,465	$(83,011)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	72	76,604	81,275	(4,671)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	260	276,996	284,262	(7,266)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	79	83,770	86,827	(3,057)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	170	181,113	185,034	(3,921)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	93	99,418	103,623	(4,205)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	State Street Bank & Trust	46	49,007	62,169	(13,162)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	State Street Bank & Trust	94	99,985	104,685	(4,700)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	State Street Bank & Trust	50	53,268	54,427	(1,159)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	State Street Bank & Trust	86	91,419	93,683	(2,264)
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	State Street Bank & Trust	30	31,429	31,569	(140)

					$(364,438)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 2/23/12	Bank of America	1,285	$1,314,726	$1,306,812	$7,914
Australian Dollar vs. U.S. Dollar, expiring 2/23/12	Barclays Bank plc	78	74,940	78,959	(4,019)
Australian Dollar vs. U.S. Dollar, expiring 2/23/12	Deutsche Bank AG	31	30,158	31,775	(1,617)
British Pound vs. U.S. Dollar, expiring 2/21/12	Bank of America	14,846	23,412,685	23,045,831	366,854
British Pound vs. U.S. Dollar, expiring 2/21/12	Deutsche Bank AG	536	840,990	832,121	8,869
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Bank of America	81	108,560	104,890	3,670
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Bank of America	12,737	17,424,788	16,495,703	929,085
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Bank of America	51	68,487	66,085	2,402
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Barclays Bank plc	70	94,622	90,787	3,835
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Barclays Bank plc	227	315,029	294,310	20,719
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Barclays Bank plc	102	137,171	132,170	5,001
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Barclays Bank plc	40	54,194	52,445	1,749
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	227	314,943	294,310	20,633
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	520	738,139	673,430	64,709

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	920	$1,236,428	$1,191,454	$44,974
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	570	786,121	738,183	47,938
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	483	650,073	626,028	24,045
European Union Euro vs. U.S. Dollar, expiring 3/15/12	Deutsche Bank AG	162	217,100	209,781	7,319
European Union Euro vs. U.S. Dollar, expiring 3/15/12	HSBC Bank plc	70	94,585	90,787	3,798
European Union Euro vs. U.S. Dollar, expiring 3/15/12	HSBC Bank plc	270	373,578	349,666	23,912
European Union Euro vs. U.S. Dollar, expiring 3/15/12	State Street Bank & Trust	483	650,469	626,028	24,441
Japanese Yen vs. U.S. Dollar, expiring 1/20/12	Deutsche Bank AG	37,799	493,198	491,192	2,006
Japanese Yen vs. U.S. Dollar, expiring 1/20/12	HSBC Bank plc	1,600	20,659	20,792	(133)
Norwegian Krone vs. U.S. Dollar, expiring 6/19/12	Deutsche Bank AG	1,420	235,787	236,131	(344)
Norwegian Krone vs. U.S. Dollar, expiring 6/19/12	State Street Bank & Trust	82	13,736	13,684	52
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Bank of America	38	41,084	40,848	236
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Bank of America	77	89,895	82,033	7,862
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Bank of America	21	22,477	22,144	333
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Barclays Bank plc	47	59,564	50,328	9,236
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Barclays Bank plc	1,721	2,269,984	1,833,368	436,616
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Barclays Bank plc	12	14,891	12,666	2,225
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Barclays Bank plc	66	74,099	70,314	3,785
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Barclays Bank plc	48	52,999	50,918	2,081
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	28	30,794	29,965	829
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	21	22,513	22,206	307
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	24	29,781	25,419	4,362
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	155	190,353	165,061	25,292
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	1,777	2,339,523	1,893,295	446,228
Swiss Franc vs. U.S. Dollar, expiring 2/10/12	Deutsche Bank AG	22	24,111	23,125	986

					$2,548,190

					$2,183,752

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$45,400,897	$3,311,236	$36,447	$48,748,580
Consumer Staples	74,386,361	22,268,387	—	96,654,748
Energy	51,647,840	7,793,631	—	59,441,471
Financials	66,878,294	5,933,053	2,824,413	75,635,760
Health Care	73,091,869	—	—	73,091,869
Industrials	39,163,543	4,504,582	—	43,668,125
Information Technology	69,675,033	1,029,702	—	70,704,735
Materials	15,306,526	5,615,227	—	20,921,753
Telecommunication Services	7,395,786	7,259,269	—	14,655,055
Utilities	15,905,751	4,578,177	—	20,483,928
Convertible Bonds
Financials	—	411,300	—	411,300
Corporate Bonds
Consumer Discretionary	—	3,687,019	—	3,687,019
Consumer Staples	—	913,935	—	913,935
Financials	—	5,658,652	—	5,658,652
Utilities	—	5,964,776	—	5,964,776
Forward Currency Contracts	—	2,578,560	—	2,578,560
Futures	889,277	—	—	889,277
Preferred Stocks
Consumer Discretionary	—	—	—	—
Short-Term Investments	—	19,999,333	—	19,999,333

Total Assets	$459,741,177	$101,506,839	$2,860,860	$564,108,876

Liabilities:
Forward Currency Contracts	$—	$(394,808)	$—	$(394,808)

Total Liabilities	$—	$(394,808)	$—	$(394,808)

Total	$459,741,177	$101,112,031	$2,860,860	$563,714,068

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Common Stocks- Financials	Investments in Common Stocks- Utilities††	Investments in Preferred Stocks- Consumer Discretionary††	Investments in Corporate Bonds- Consumer Discretionary	Investments in Corporate Bonds- Financials	Investments in Corporate Bonds- Industrials††

Balance as of 12/31/10	$101,893	$5,374,176	$—	$—	$26,900	$2,387,556	$—
Total gains or losses (realized/ unrealized) included in earnings	(65,052)	(1,798,741)	—	—	—	1,295,917	183,261
Purchases	—	27,726	—	—	—	—	—
Sales	(394)	(778,748)	—	—	(26,900)	(3,684,500)	(183,261)
Issuances	—	—	—	—	—	—	—
Settlements	—	—	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—	1,027	—
Transfers out of Level 3	—	—	—	—	—	—	—

Balance as of 12/31/11	$36,447	$2,824,413	$—	$—	$—	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$(65,415)	$(2,071,304)	$—	$—	$—	$(1,027)	$—

††	Shares received through corporate action and have $0 market value.

Fair Values of Derivative Instruments as of December 31, 2011:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	2,578,560
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	889,277	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,467,837

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(394,808)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(394,808)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(4,605,061)	—	(4,605,061)
Credit contracts	—	—	—	—	—
Equity contracts	—	(26,042,617)	—	—	(26,042,617)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(26,042,617)	$(4,605,061)	$—	$(30,647,678)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	3,465,912	—	3,465,912
Credit contracts	—	—	—	—	—
Equity contracts	—	(3,086,297)	—	—	(3,086,297)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(3,086,297)	$3,465,912	$—	$379,615

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $75,065,000 and futures contracts with an average notional balance of approximately $108,603,000 during the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$120,983,842
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$137,134,488

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$110,987,516
Aggregate gross unrealized depreciation	(47,469,845)

Net unrealized appreciation	$63,517,671

Federal income tax cost of investments	$497,123,368

For the year ended December 31, 2011, the Portfolio incurred approximately $1,135 as brokerage commissions with Exane S.A. and $7,895 with Sanford C. Bernstein & Co., LLC., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $209,318,193 of which $16,308,088 expires in the year 2016 and $193,010,105 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $486,365,184)	$560,641,039
Cash	82,256,908
Foreign cash (Cost $4,612,805)	4,401,890
Cash held as collateral at broker	6,442,500
Unrealized appreciation on forward foreign currency contracts	2,578,560
Dividends, interest and other receivables	1,573,422
Receivable for securities sold	346,331
Receivable from Separate Accounts for Trust shares sold	51,541
Receivable from sub-advisor	7,113
Other assets	1,473

Total assets	658,300,777

LIABILITIES
Payable for securities purchased	1,581,772
Investment management fees payable	386,061
Unrealized depreciation on forward foreign currency contracts	394,808
Due to broker for futures variation margin	319,533
Payable to Separate Accounts for Trust shares redeemed	138,559
Administrative fees payable	58,420
Distribution fees payable - Class IB	46,742
Trustees’ fees payable	327
Accrued expenses	160,558

Total liabilities	3,086,780

NET ASSETS	$655,213,997

Net assets were comprised of:
Paid in capital	$829,768,644
Accumulated undistributed net investment income (loss)	119,883
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(251,812,859)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	77,138,329

Net assets	$655,213,997

Class IA
Net asset value, offering and redemption price per share, $3,168,779 / 379,907 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.34

Class IB
Net asset value, offering and redemption price per share, $222,052,000 / 26,664,369 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.33

Class K
Net asset value, offering and redemption price per share, $429,993,218 / 51,551,631 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.34

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($92,469 of dividend income received from affiliates)(net of $298,240 foreign withholding tax)	$13,590,103
Interest	3,218,577

Total income	16,808,680

EXPENSES
Investment management fees	5,000,036
Administrative fees	1,164,433
Distribution fees - Class IB	618,729
Custodian fees	65,000
Professional fees	63,173
Printing and mailing expenses	52,260
Trustees’ fees	17,986
Miscellaneous	45,581

Gross expenses	7,027,198
Less: Reimbursement from sub-advisor	(54,949)

Net expenses	6,972,249

NET INVESTMENT INCOME (LOSS)	9,836,431

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	5,900,946
Futures	(26,042,617)
Foreign currency transactions	(4,642,476)

Net realized gain (loss)	(24,784,147)

Change in unrealized appreciation (depreciation) on:
Securities	(14,305,042)
Futures	(3,086,297)
Foreign currency translations	3,224,685
Securities sold short	88,536

Net change in unrealized appreciation (depreciation)	(14,078,118)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(38,862,265)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,025,834)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,836,431		$12,350,391
Net realized gain (loss) on investments, securities sold short, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolio	(24,784,147)		48,509,643
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures and foreign currency translations	(14,078,118)		21,123,287

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,025,834)		81,983,321

DIVIDENDS:
Dividends from net investment income
Class IA	(889,469)		(9,851,046)
Class IB	(2,220,940)		(4,692,491)
Class K†	(4,473,873)		—

TOTAL DIVIDENDS	(7,584,282)		(14,543,537)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,684,649 and 2,202,059 shares, respectively ]	14,464,416		17,601,224
Capital shares issued in reinvestment of dividends [ 109,953 and 1,142,314 shares, respectively ]	889,469		9,851,046
Capital shares repurchased [ (55,779,518) and (7,080,326) shares, respectively ]	(458,323,430	)(z)	(57,974,613)

Total Class IA transactions	(442,969,545)		(30,522,343)

Class IB
Capital shares sold [ 1,025,631 and 1,489,220 shares, respectively ]	8,923,650		12,168,923
Capital shares issued in reinvestment of dividends [ 275,259 and 546,033 shares, respectively ]	2,220,940		4,692,491
Capital shares repurchased [ (4,671,551) and (5,938,721) shares, respectively ]	(41,117,278)		(48,375,169)

Total Class IB transactions	(29,972,688)		(31,513,755)

Class K†
Capital shares sold [ 52,651,309 and 0 shares, respectively ]	430,106,802	(z)	—
Capital shares issued in reinvestment of dividends [ 553,574 and 0 shares, respectively ]	4,473,873		—
Capital shares repurchased [ (1,653,252) and 0 shares, respectively ]	(13,536,928)		—

Total Class K transactions	421,043,747		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(51,898,486)		(62,036,098)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(88,508,602)		5,403,686
NET ASSETS:
Beginning of year	743,722,599		738,318,913

End of year (a)	$655,213,997		$743,722,599

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$119,883		$2,762,177

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Mutual Large Cap Equity Portfolio exchanged approximately 52,576,328 Class IA shares for approximately 52,576,328 Class K shares. This exchange amounted to approximately $429,509,165.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010		2009	2008	2007
Net asset value, beginning of year	$8.82	$8.03		$6.43	$10.95	$10.74

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.15	(e)(aa)	0.12 (e)	0.16 (e)	0.17 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.48)	0.82		1.51	(4.32)	0.04

Total from investment operations	(0.38)	0.97		1.63	(4.16)	0.21

Less distributions:
Dividends from net investment income	(0.10)	(0.18)		(0.03)	(0.36)	—
Distributions from net realized gains	—	—		—	—	— #

Total dividends and distributions	(0.10)	(0.18)		(0.03)	(0.36)	— #

Net asset value, end of year	$8.34	$8.82		$8.03	$6.43	$10.95

Total return	(4.23)%	12.14%		25.41%	(37.94)%	1.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,169	$479,285		$466,374	$340,988	$284,503
Ratio of expenses to average net assets:
After waivers and reimbursements	0.90%	0.89%		0.94%	1.05%	1.05%
After waivers, reimbursements and fees paid indirectly	0.90%	0.89%		0.83%	1.05%	1.05%
Before waivers, reimbursements and fees paid indirectly	0.91%	0.90%		0.96%	1.12%	1.11%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.10%	1.79	%(bb)	1.58%	1.79%	1.56%
After waivers, reimbursements and fees paid indirectly	1.10%	1.79	%(bb)	1.69%	1.79%	1.56%
Before waivers, reimbursements and fees paid indirectly	1.09%	1.78	%(bb)	1.56%	1.72%	1.50%
Portfolio turnover rate	21%	22%		79%	44%	31%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2011		2010		2009		2008	2007
Net asset value, beginning of year	$8.80		$8.01		$6.41		$10.92	$10.74

Income (loss) from investment operations:
Net investment income (loss)	0.11	(e)	0.13	(e)(aa)	0.09	(e)	0.14 (e)	0.16	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.50)		0.82		1.52		(4.31)	0.02

Total from investment operations	(0.39)		0.95		1.61		(4.17)	0.18

Less distributions:
Dividends from net investment income	(0.08)		(0.16)		(0.01)		(0.34)	—
Distributions from net realized gains	—		—		—		—	—	#

Total dividends and distributions	(0.08)		(0.16)		(0.01)		(0.34)	—	#

Net asset value, end of year	$8.33		$8.80		$8.01		$6.41	$10.92

Total return	(4.37)%		11.88%		25.17%		(38.13)%	1.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$222,052		$264,438		$271,945		$232,101	$406,213
Ratio of expenses to average net assets:
After waivers and reimbursements	1.15	%(c)	1.14%		1.19	%(c)	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly	1.15	%(c)	1.14%		1.08%		1.30%	1.30%
Before waivers, reimbursements and fees paid indirectly	1.16	%(c)	1.15%		1.21%		1.37%	1.36	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.21%		1.58	%(cc)	1.28%		1.56%	1.46%
After waivers, reimbursements and fees paid indirectly	1.21%		1.58	%(cc)	1.39%		1.56%	1.46%
Before waivers, reimbursements and fees paid indirectly	1.20%		1.57	%(cc)	1.26%		1.49%	1.42%
Portfolio turnover rate	21%		22%		79%		44%	31%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.09

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.27

Total from investment operations	0.34

Less distributions:
Dividends from net investment income	(0.09)

Net asset value, end of period	$8.34

Total return (b)	4.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$429,993
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.88%
After waivers, reimbursements and fees paid indirectly (a)	0.88%
Before waivers, reimbursements and fees paid indirectly (a)	0.88%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.29%
After waivers, reimbursements and fees paid indirectly (a)	2.29%
Before waivers, reimbursements and fees paid indirectly (a)	2.29%
Portfolio turnover rate	21%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10 and $0.08 for Class IA and IB, respectively.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 1.21% for income after waivers and reimbursements, 1.21% after waivers, reimbursements, and fees paid indirectly, and 1.20% before waivers, reimbursements, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.99% for income after waivers and reimbursements, 0.99% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursements, and fees paid indirectly.

See Notes to Financial Statements.

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares	(8.39)%	(1.54)%	0.35%
Portfolio – Class IB Shares	(8.62)	(1.79)	0.10
MSCI World Index	(5.54)	(2.37)	(0.52)
* Date of inception 8/31/06. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (8.39)% for the year ended December 31, 2011. The Portfolio’s benchmark, the MSCI World Index, returned (5.54)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio outperformed versus the benchmark in the Materials sector, where its underweight position to a weak performing sector of the benchmark benefited Portfolio performance.

•

Countries that contributed to relative Portfolio performance versus the benchmark included Mexico, Spain and Italy. In addition, the Portfolio did not have exposure to Australian or Canadian-based holdings this period, which benefited performance as these countries underperformed.

•

During the reporting period, top individual contributors to Portfolio performance included leading global fast-food retailer McDonald’s Corp. (Consumer Discretionary), Health Care provider Aetna, Inc. (Health Care), high-end apparel and accessories retailer Bulgari SpA (Consumer Discretionary) (Italy), aerospace and defense manufacturer European Aeronautic Defence & Space Co. (“EADS”) (Industrials) (Netherlands), soft drink distributor and producer Fomento Economico Mexicano S.A.B. de C.V. (“FEMSA”) (Consumer Staples) (Mexico) and Internet service giant Google, Inc. (Information Technology).

What hurt performance during the year:

•

During the period, the Portfolio’s underperformance was largely the result of weaker relative stock selection versus the benchmark in the Information Technology sector. With a weakening global economy and a gloomy economic outlook, demand for the products of Information Technology companies was generally soft and revenues were generally lower.

•	The Portfolio also had weaker relative performance than the benchmark in a few other sectors, including Energy and Financials.

•	Countries that detracted from relative Portfolio performance included the United States, Switzerland, Japan and India.

•

During the period, the top individual detractors from Portfolio performance included investment banking firms Credit Suisse Group AG (Financials) (Sweden) and Goldman Sachs Group, Inc. (Financials), Sony Corp. (Consumer Discretionary) (Japan), Siemens AG (Industrials) (Germany), Juniper Networks, Inc. (Information Technology) and Infosys Ltd. (Information Technology) (India). The market forecasted a considerably more difficult business environment for the above companies, driving their stock prices lower, in addition to other specific challenges affecting these firms.

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook

While an uncertain economic environment may continue to create volatile short-term returns in the market, we continue to seek growing businesses with what we believe are promising competitive positions, regardless of where they’re located. We remain focused on uncovering such opportunities by investing in companies that we believe are capable of generating long-term, sustainable and superior growth. These companies seek to generate solid returns on invested capital that we believe is generally indicative of their ability to maintain a meaningful and sustainable competitive advantage. We place particular emphasis on the financial strength of companies with a strong focus on cash flow. In addition, we invest in companies where we believe management is not only highly capable, but also runs the company for the benefit of its shareholders. Through this focus on seeking to identify structural growth stocks, we believe our long-term thematic approach to investing remains ideal for building capital over the long term.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	28.1%
Consumer Discretionary	17.7
Financials	13.8
Industrials	12.2
Health Care	10.3
Consumer Staples	9.5
Energy	3.8
Telecommunication Services	1.3
Materials	0.8
Utilities	0.7
Cash and Other	1.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$853.10	$5.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.65
Class IB
Actual	1,000.00	852.43	6.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.37	6.90

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.11% and 1.36%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Argentina (0.2%)
YPF S.A. (ADR)	21,890	$759,145

Brazil (4.0%)
All America Latina Logistica S.A.	97,700	487,125
BM&F Bovespa S.A.	627,600	3,297,402
Cia de Bebidas das Americas (Preference) (ADR)	124,450	4,491,401
Embraer S.A. (ADR)	128,660	3,244,805
Itau Unibanco Holding S.A. (Preference) (ADR)	82,950	1,539,552
Multiplus S.A.	36,200	625,895

		13,686,180

Denmark (0.6%)
Carlsberg A/S, Class B	27,991	1,973,840

Finland (0.7%)
Fortum Oyj	115,263	2,459,964

France (5.6%)
LVMH Moet Hennessy Louis Vuitton S.A.	40,100	5,677,797
PPR S.A.	21,100	3,021,705
Societe Generale S.A.	40,142	893,865
Technip S.A.	59,780	5,618,628
Total S.A.	78,110	3,993,208

		19,205,203

Germany (9.4%)
Allianz SE (Registered)	45,683	4,369,945
Bayer AG (Registered)	63,776	4,077,579
Bayerische Motoren Werke (BMW) AG (Preference)	111,684	5,283,193
Linde AG	17,862	2,657,402
SAP AG	130,583	6,903,938
Siemens AG (Registered)	92,950	8,895,022

		32,187,079

India (2.0%)
DLF Ltd.	340,970	1,175,626
Infosys Ltd.	79,456	4,140,973
Wire and Wireless India Ltd.*	150,325	16,843
Zee Entertainment Enterprises Ltd.	586,349	1,301,219
Zee Learn Ltd.*	44,978	10,079

		6,644,740

Ireland (0.6%)
XL Group plc	100,850	1,993,804

Italy (1.5%)
Lottomatica S.p.A.*	76,132	1,143,978
Prysmian S.p.A.	99,552	1,236,269
Tod’s S.p.A.	32,579	2,658,527

		5,038,774

Japan (9.2%)
Dai-ichi Life Insurance Co., Ltd.	3,044	2,993,774
FANUC Corp.	16,500	2,525,270
Hoya Corp.	96,443	2,077,465
KDDI Corp.	685	4,405,288
Keyence Corp.	14,170	3,416,853

Kyocera Corp.	24,120	$1,939,753
Mitsubishi Tanabe Pharma Corp.	115,800	1,832,460
Murata Manufacturing Co., Ltd.	78,020	4,008,953
Nidec Corp.	29,860	2,595,341
Nintendo Co., Ltd.	8,640	1,189,866
Sony Corp.	106,550	1,913,110
Sumitomo Mitsui Financial Group, Inc.	94,100	2,621,156

		31,519,289

Mexico (3.4%)
Fomento Economico Mexicano S.A.B. de C.V.	789,975	5,521,169
Grupo Modelo S.A.B. de C.V., Series C	340,100	2,144,711
Grupo Televisa S.A.B. (ADR)	188,130	3,962,018

		11,627,898

Netherlands (2.6%)
European Aeronautic Defence and Space Co. N.V.	206,730	6,461,581
Koninklijke Philips Electronics N.V.	119,669	2,521,473

		8,983,054

South Korea (0.7%)
E-Mart Co., Ltd.*	8,861	2,145,736

Spain (2.7%)
Banco Bilbao Vizcaya Argentaria S.A.	483,096	4,176,650
Inditex S.A.	61,968	5,075,188

		9,251,838

Sweden (6.5%)
Assa Abloy AB, Class B	215,609	5,407,417
Investor AB, Class B	180,065	3,359,514
Telefonaktiebolaget LM Ericsson, Class B	1,319,062	13,493,358

		22,260,289

Switzerland (5.4%)
Credit Suisse Group AG (Registered)*	178,468	4,193,324
Nestle S.A. (Registered)	74,140	4,262,280
Roche Holding AG	15,021	2,545,878
Transocean Ltd.	71,193	2,733,099
UBS AG (Registered)*	390,605	4,649,169

		18,383,750

Taiwan (1.2%)
Taiwan Semiconductor Manufacturing Co., Ltd.	1,664,709	4,167,408

United Kingdom (3.0%)
Kingfisher plc	261,870	1,019,557
Prudential plc	377,420	3,742,461
Unilever plc	165,077	5,545,166

		10,307,184

United States (38.9%)
3M Co.	55,990	4,576,063
Abercrombie & Fitch Co., Class A	12,260	598,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Adobe Systems, Inc.*	144,340	$4,080,492
Aetna, Inc.	150,480	6,348,751
Aflac, Inc.	69,100	2,989,266
Allergan, Inc.	15,020	1,317,855
Altera Corp.	203,600	7,553,560
Amgen, Inc.	50,900	3,268,289
Amylin Pharmaceuticals, Inc.*	159,530	1,815,451
Automatic Data Processing, Inc.	61,360	3,314,054
Carnival Corp.	160,000	5,222,400
Colgate-Palmolive Co.	67,720	6,256,651
Corning, Inc.	198,490	2,576,400
eBay, Inc.*	354,010	10,737,123
Emerson Electric Co.	64,980	3,027,418
Fidelity National Financial, Inc., Class A	118,250	1,883,722
Gilead Sciences, Inc.*	42,840	1,753,441
Goldman Sachs Group, Inc.	37,340	3,376,656
Google, Inc., Class A*	7,160	4,624,644
Intuit, Inc.	136,540	7,180,639
Juniper Networks, Inc.*	181,020	3,694,618
Maxim Integrated Products, Inc.	209,980	5,467,879
McDonald’s Corp.	75,190	7,543,813

McGraw-Hill Cos., Inc.	91,510	$4,115,205
Microsoft Corp.	204,130	5,299,215
Theravance, Inc.*	85,650	1,892,865
Tiffany & Co.	92,650	6,138,989
Walt Disney Co.	157,250	5,896,875
WellPoint, Inc.	94,360	6,251,350
Zimmer Holdings, Inc.*	78,590	4,198,278

		133,000,740

Total Common Stocks (98.2%) (Cost $336,043,186)		335,595,915

Total Investments (98.2%) (Cost $336,043,186)		335,595,915
Other Assets Less Liabilities (1.8%)		6,275,630

Net Assets (100%)		$341,871,545

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$33,478,078	$27,121,196	$—	$60,599,274
Consumer Staples	18,413,932	13,927,022	—	32,340,954
Energy	3,492,244	9,611,836	—	13,104,080
Financials	15,080,402	32,175,484	—	47,255,886
Health Care	26,846,280	8,455,917	—	35,302,197
Industrials	11,961,306	29,642,373	—	41,603,679
Information Technology	54,528,624	41,338,567	—	95,867,191
Materials	—	2,657,402	—	2,657,402
Telecommunication Services	—	4,405,288	—	4,405,288
Utilities	—	2,459,964	—	2,459,964

Total Assets	$163,800,866	$171,795,049	$—	$335,595,915

Total Liabilities	$—	$—	$—	$—

Total	$163,800,866	$171,795,049	$—	$335,595,915

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Portfolio had no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$148,608,887
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$60,726,395

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$33,110,401
Aggregate gross unrealized depreciation	(39,649,632)

Net unrealized depreciation	$(6,539,231)

Federal income tax cost of investments	$342,135,146

For the year ended December 31, 2011, the Portfolio incurred approximately $6,857 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $18,573,234 of which $4,456,246 expires in the year 2016, $11,003,618 expires in the year 2017 and $3,113,370 expires in the year 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $336,043,186)	$335,595,915
Cash	5,968,996
Foreign cash (Cost $1)	1
Dividends, interest and other receivables	445,874
Receivable from Separate Accounts for Trust shares sold	211,756
Receivable for securities sold	140,748
Other assets	228

Total assets	342,363,518

LIABILITIES
Investment management fees payable	272,976
Distribution fees payable - Class IB	69,371
Payable to Separate Accounts for Trust shares redeemed	68,431
Administrative fees payable	31,979
Accrued expenses	49,216

Total liabilities	491,973

NET ASSETS	$341,871,545

Net assets were comprised of:
Paid in capital	$372,481,675
Accumulated undistributed net investment income (loss)	(201,644)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(29,958,610)
Net unrealized appreciation (depreciation) on investments and foreign currency translations (net of India tax of $2,216 on unrealized depreciation on investments)	(449,876)

Net assets	$341,871,545

Class IA
Net asset value, offering and redemption price per share, $12,951,903 / 1,353,579 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.57

Class IB
Net asset value, offering and redemption price per share, $328,919,642 / 34,375,765 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.57

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $608,885 foreign withholding tax)	$7,435,489
Interest	2,347

Total income	7,437,836

EXPENSES
Investment management fees	3,290,538
Distribution fees - Class IB	839,709
Administrative fees	382,845
Professional fees	52,449
Custodian fees	47,500
Printing and mailing expenses	26,380
Trustees’ fees	8,227
Miscellaneous	16,110

Gross expenses	4,663,758
Less: Waiver from investment advisor	(15,355)

Net expenses	4,648,403

NET INVESTMENT INCOME (LOSS)	2,789,433

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (net of India tax of $6,410 on realized gain on investments)	(3,541,001)
Foreign currency transactions	(221,725)

Net realized gain (loss)	(3,762,726)

Change in unrealized appreciation (depreciation) on:
Securities (net of India tax of $133,751 on unrealized appreciation on investments)	(34,473,368)
Foreign currency translations	(9,538)

Net change in unrealized appreciation (depreciation)	(34,482,906)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(38,245,632)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(35,456,199)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,789,433	$1,320,551
Net realized gain (loss) on investments and foreign currency transactions	(3,762,726)	(5,362,101)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(34,482,906)	37,001,361

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(35,456,199)	32,959,811

DIVIDENDS:
Dividends from net investment income
Class IA	(130,592)	(52,848)
Class IB	(2,617,388)	(1,409,817)

TOTAL DIVIDENDS	(2,747,980)	(1,462,665)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 883,283 and 444,029 shares, respectively ]	9,315,383	4,256,749
Capital shares issued in reinvestment of dividends [ 14,039 and 5,105 shares, respectively ]	130,592	52,848
Capital shares repurchased [ (215,806) and (181,593) shares, respectively ]	(2,218,406)	(1,774,675)

Total Class IA transactions	7,227,569	2,534,922

Class IB
Capital shares sold [ 13,079,619 and 12,015,007 shares, respectively ]	140,383,865	116,298,690
Capital shares issued in reinvestment of dividends [ 281,176 and 137,023 shares, respectively ]	2,617,388	1,409,817
Capital shares repurchased [ (5,929,945) and (5,670,392) shares, respectively ]	(61,738,145)	(52,497,449)

Total Class IB transactions	81,263,108	65,211,058

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	88,490,677	67,745,980

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,286,498	99,243,126
NET ASSETS:
Beginning of year	291,585,047	192,341,921

End of year (a)	$341,871,545	$291,585,047

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(201,644)	$(39,474)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010	2009	2008		2007
Net asset value, beginning of year	$10.56		$9.22	$6.68	$11.48		$11.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	(e)	0.08 (e)	0.08 (e)	0.18	(e)	0.09	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.99)		1.34	2.53	(4.84)		0.56

Total from investment operations	(0.89)		1.42	2.61	(4.66)		0.65

Less distributions:
Dividends from net investment income	(0.10)		(0.08)	(0.07)	(0.13)		(0.06)
Distributions from net realized gains	—		—	—	(0.01)		(0.11)

Total dividends and distributions	(0.10)		(0.08)	(0.07)	(0.14)		(0.17)

Net asset value, end of year	$9.57		$10.56	$9.22	$6.68		$11.48

Total return	(8.39)%		15.43%	39.07%	(40.60)%		5.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,952		$7,096	$3,729	$2,257		$6,248
Ratio of expenses to average net assets:
After waivers	1.10%		1.10%	1.10%	1.10%		1.10%
Before waivers	1.11%		1.10%	1.14%	1.37%		1.46%
Ratio of net investment income (loss) to average net assets:
After waivers	0.97%		0.79%	1.03%	1.84%		0.74%
Before waivers	0.96%		0.79%	0.98%	1.57%		0.38%
Portfolio turnover rate	18%		22%	19%	33%		22%

	Year Ended December 31,
Class IB	2011		2010	2009	2008		2007
Net asset value, beginning of year	$10.56		$9.22	$6.68	$11.48		$10.99

Income (loss) from investment operations:
Net investment income (loss)	0.08	(e)	0.06 (e)	0.06 (e)	0.12	(e)	0.05	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.99)		1.33	2.53	(4.80)		0.58

Total from investment operations	(0.91)		1.39	2.59	(4.68)		0.63

Less distributions:
Dividends from net investment income	(0.08)		(0.05)	(0.05)	(0.11)		(0.03)
Distributions from net realized gains	—		—	—	(0.01)		(0.11)

Total dividends and distributions	(0.08)		(0.05)	(0.05)	(0.12)		(0.14)

Net asset value, end of year	$9.57		$10.56	$9.22	$6.68		$11.48

Total return	(8.62)%		15.14%	38.71%	(40.75)%		5.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$328,920		$284,489	$188,613	$101,688		$131,915
Ratio of expenses to average net assets:
After waivers	1.35%		1.35%	1.35%	1.35%		1.35%
Before waivers	1.36	%(c)	1.35%	1.39%	1.62	%(c)	1.71	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.80%		0.59%	0.75%	1.33%		0.39%
Before waivers	0.80%		0.59%	0.71%	1.05%		(0.04)%
Portfolio turnover rate	18%		22%	19%	33%		22%

(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.**
Portfolio – Class IA Shares*	0.07%	3.31%	3.53%
Portfolio – Class IB Shares	(0.18)	3.07	3.41
Portfolio – Class K Shares***	(0.03)	3.10	3.43
Bank of America Merrill Lynch 3-Month Treasury Bill Index†	0.10	1.49	1.95
Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index	0.27	2.19	2.37

†    In 2011, the Investment Manager revised the Portfolio’s benchmark index to be the Bank of America Merrill Lynch 3-Month Treasury Bill Index which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index is no longer a benchmark of the Portfolio.

*    Date of inception 3/30/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 1/24/02.

***  Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.07% for the year ended December 31, 2011. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 0.10% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Exposure to Build America Bonds was a positive contributor to performance for the year as they outperformed like-duration Treasuries and credit.

•

Tactical duration positioning contributed to performance, as the Portfolio had an underweight in duration early in the year when investors invested in risky assets and a neutral-overweight stance later in the year as rates fell.

What hurt performance during the year:

•

A relative overweight to bonds of financial companies, which lagged the broader corporate market amid uncertainty surrounding financial regulation, capital requirements, and contagion related to European sovereign risk, detracted from performance.

•

Exposure to agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), which underperformed like-duration Treasuries amid increased risk aversion and broad market volatility, also detracted from performance for the year.

Portfolio Positioning and Outlook

The portfolio manager expects the Portfolio will remain defensively positioned while the European sovereign debt crisis remains a risk to the global economy. In an effort to avoid what we view as a heightened risk of defaults, particularly in companies levered to Europe, we plan to retain our focus on sources of high-quality yield. We currently see the U.S., Canada, Australia and Brazil as having relatively clean balance sheets and representing high quality sources of duration. We see a wide contrast between the current state of U.S. and European balance sheets. Whereas private balance sheets in the U.S. began to deleverage in the wake of the financial crisis over three years ago, the European deleveraging cycle is just beginning. We anticipate diminished growth prospects for companies heavily levered to Europe. We believe U.S. companies exhibit much lower default risk but would still be significantly impacted by a disorderly European deleveraging scenario. With regard to the high-yield sector, we recognize that government stimulus has helped these credits avoid defaults, but we anticipate increased default risk as weak growth and austerity measures in Europe take hold.

Portfolio Characteristics
As of December 31, 2011
Weighted Average Life (Years)	0.1
Weighted Average Coupon (%)	2.2
Weighted Average Modified Duration (Years)*	0.1
Weighted Average Rating	AA-
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of 12/31/2011	% of Net Assets
Corporate Bonds	55.7%
Government Securities	34.4
Asset-Backed and Mortgage-Backed Securities	8.8
Convertible Preferred Stocks	0.0	#
Equities & Warrants	0.0	#
Cash and Other	1.1

Total	100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$995.66	$2.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.29	2.95
Class IB
Actual	1,000.00	994.17	4.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.03	4.22
Class K†
Actual	1,000.00	999.50	2.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.28	2.95

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.58%, 0.83% and 0.58%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (8.8%)
Asset-Backed Securities (6.1%)
Access Group, Inc.,
Series 2008-1 A 1.718%, 10/27/25(l)	$15,684,064	$15,720,957
American Express Credit Account Master Trust,
Series 2009-1 A 1.628%, 12/15/14(l)	2,000,000	2,009,527
Chase Issuance Trust,
Series 2009-A2 A2 1.828%, 4/15/14(l)	21,800,000	21,892,591
Citibank Omni Master Trust,
Series 2009-A12 A12 3.350%, 8/15/16§(b)	5,000,000	5,062,086
Series 2009-A14A A14 3.028%, 8/15/18(l)§	10,000,000	10,508,785
Series 2009-A17 A17 4.900%, 11/15/18§	10,000,000	10,887,938
Series 2009-A8 A8 2.378%, 5/16/16(l)§	34,600,000	34,788,321
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AMC2 A3A 0.374%, 1/25/37(l)	171,030	85,730
Collegiate Funding Services Education Loan Trust,
Series 2005-B A2 0.674%, 12/28/21(l)	9,349,917	9,247,416
Education Funding Capital Trust I,
Series 2003-3 A3 0.816%, 3/16/20(l)	686,061	682,843
EFS Volunteer LLC,
Series 2010-1 A1 1.268%, 10/26/26(l)§	1,821,662	1,826,061
Ford Credit Auto Owner Trust,
Series 2009-A A3B 2.778%, 5/15/13(l)	2,314,211	2,317,546
Series 2011-B A1 0.219%, 8/15/12§	346,360	346,361
GCO Education Loan Funding Trust,
Series 2005-1 A3L 0.586%, 11/25/20(l)	136,861	134,937
GSAA Home Equity Trust,
Series 2007-6 A4 0.594%, 5/25/47(l)	700,000	400,341
Massachusetts Educational Financing Authority,
Series 2008-1 A1 1.368%, 4/25/38(l)	1,126,756	1,094,860
Nelnet Education Loan Funding, Inc.,
Series 2004-2A A4 0.646%, 8/26/19(l)	2,446,847	2,411,689
Nelnet Student Loan Trust,
Series 2008-4 A2 1.118%, 7/25/18(l)	1,953,564	1,953,926
Panhandle-Plains Higher Education Authority, Inc.,
Series 2010-2 A1 1.500%, 10/1/35(l)	2,478,353	2,446,053
Series 2011-1 A1 0.870%, 10/1/18(l)	5,215,850	5,158,598
Plymouth Rock CLO Ltd./Plymouth Rock CLO, Inc.,
Series 2010-1A A 1.961%, 2/16/19(l)§	1,899,160	1,879,498

SLM Student Loan Trust,
Series 2004-8 A4 0.558%, 1/27/20(l)	$4,739,886	$4,727,608
Series 2004-9 A4 0.548%, 4/25/17(l)	368,318	368,168
Series 2005-6 A4 0.508%, 4/25/22(l)	2,310,171	2,302,614
Series 2007-3 A3 0.458%, 4/25/19(l)	8,700,000	8,337,438
Series 2007-6 A1 0.588%, 4/27/15(l)	118,502	118,487
Series 2008-2 A2 0.868%, 1/25/17(l)	7,700,000	7,658,156
Series 2008-5 A2 1.518%, 10/25/16(l)	1,342,333	1,352,874
Series 2008-9 A 1.918%, 4/25/23(l)	17,799,780	18,209,292
Series 2009-C A 4.500%, 11/16/43(l)§	13,006,559	12,248,635
Series 2009-CT 1A 2.350%, 4/15/39(l)§	2,322,551	2,341,741
Series 2009-D A 3.500%, 8/17/43(l)§	14,477,840	14,270,652

		202,791,729

Non-Agency CMO (2.7%)
American Home Mortgage Assets,
Series 2006-1 2A1 0.484%, 5/25/46(l)	8,331,532	4,210,838
Banc of America Commercial Mortgage, Inc.,
Series 2007-3 A2 5.622%, 6/10/49(l)	989,149	998,572
Series 2007-3 A2FL 0.446%, 6/10/49(l)§	989,149	976,313
Series 2007-3 A4 5.622%, 6/10/49(l)	1,400,000	1,507,385
Series 2007-4 A4 5.724%, 2/10/51(l)	1,400,000	1,534,972
Banc of America Mortgage Securities, Inc.,
Series 2004-1 5A1 6.500%, 9/25/33	18,105	19,074
Banc of America Re-Remic Trust,
Series 2011-STRP A10 1.464%, 12/17/49§	553,074	549,548
Series 2011-STRP A5 1.765%, 2/17/40§	229,073	228,175
BCAP LLC Trust,
Series 2006-AA2 A1 0.464%, 1/25/37(l)	1,086,114	521,151
BCRR Trust,
Series 2010-LEAF 11A 4.230%, 12/22/35§	40,035	39,997
Series 2010-LEAF 20A 4.230%, 12/22/35§	1,432,796	1,434,458
Series 2010-LEAF 23A 4.230%, 4/22/34§	9,111	9,102
Series 2010-LEAF 25A 4.230%, 5/22/34§	422,220	421,535
Series 2010-LEAF 26A 4.230%, 5/22/34§	470,000	464,182
Series 2010-LEAF 2A 4.230%, 2/22/41§	145,000	145,803

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Series 2010-LEAF 32A 4.230%, 12/22/32§	$220,000	$219,071
Series 2010-LEAF 36A 4.230%, 3/22/31§	83,157	83,106
Series 2010-LEAF 37A 4.230%, 3/22/34§	80,000	80,007
Series 2010-LEAF 3A 4.230%, 2/22/41§	53,778	53,897
Series 2010-LEAF 44A 4.230%, 4/22/34§	151,244	151,317
Series 2010-LEAF 6A 4.230%, 6/22/35§	30,965	30,913
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11 1A2 2.821%, 2/25/33(l)	14,897	12,433
Series 2003-3 3A2 2.599%, 5/25/33(l)	110,308	104,928
Series 2003-8 2A1 2.905%, 1/25/34(l)	8,552	7,699
Series 2003-8 4A1 2.845%, 1/25/34(l)	26,678	21,081
Series 2004-10 21A1 2.918%, 1/25/35(l)	3,314,969	2,590,665
Series 2005-2 A1 2.710%, 3/25/35(l)	142,389	126,238
Series 2005-2 A2 3.016%, 3/25/35(l)	43,055	39,197
Series 2005-5 A1 2.220%, 8/25/35(l)	45,593	39,767
Series 2005-5 A2 2.250%, 8/25/35(l)	822,166	699,068
Series 2007-3 1A1 5.131%, 5/25/47(l)	9,181,382	5,448,953
Bear Stearns Alt-A Trust,
Series 2005-7 22A1 2.772%, 9/25/35(l)	2,580,638	1,600,624
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9 A2 4.735%, 9/11/42	3,578,765	3,600,646
Chevy Chase Mortgage Funding Corp.,
Series 2007-2A A1 0.424%, 5/25/48(l)§	1,454,690	702,795
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11 A1A 2.660%, 5/25/35(l)	68,528	55,132
Series 2005-11 A2A 2.580%, 10/25/35(l)	893,169	731,392
Series 2005-12 2A1 1.094%, 8/25/35(l)§	892,589	632,595
Series 2005-6 A1 2.230%, 9/25/35(l)	67,633	55,201
Series 2005-6 A2 2.450%, 9/25/35(l)	302,449	236,874
Series 2005-6 A3 2.100%, 9/25/35(l)	39,806	30,356
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3 A5 5.617%, 10/15/48	4,000,000	4,372,321
Series 2007-CD4 A2B 5.205%, 12/11/49	4,950,084	4,983,228

Commercial Mortgage Pass Through Certificates,
Series 2005-LP5 A2 4.630%, 5/10/43	$1,027,585	$1,029,566
Countrywide Alternative Loan Trust,
Series 2003-J1 4A1 6.000%, 10/25/32	1,087	1,070
Series 2005-61 2A1 0.574%, 12/25/35(l)	27,649	18,018
Series 2005-62 2A1 1.210%, 12/25/35(l)	264,294	155,526
Series 2006-OA22 A1 0.454%, 2/25/47(l)	799,070	422,855
Series 2007-OA7 A1A 0.474%, 5/25/47(l)	186,881	97,219
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2002-30 M 2.631%, 10/19/32(l)	7,202	4,510
Series 2003-HYB3 7A1 2.763%, 11/19/33(l)	42,264	35,736
Series 2004-12 11A1 2.795%, 8/25/34(l)	590,522	419,582
Series 2005-25 A11 5.500%, 11/25/35	1,022,860	866,922
Series 2005-3 1A2 0.584%, 4/25/35(l)	345,844	194,653
Series 2005-R2 1AF1 0.634%, 6/25/35(l)§	121,499	99,691
Credit Suisse Mortgage Capital Certificates,
Series 2007-TFLA A1 0.348%, 2/15/22(l)§	371,297	353,660
CS First Boston Mortgage Securities Corp.,
Series 2002-P1A A 0.884%, 3/25/32(l)§	1,401	1,244
Deutsche Alt-A Securities, Inc.,
Series 2003-3 3A1 5.000%, 10/25/18	593,482	602,713
Series 2005-AR2 7A1 5.042%, 10/25/35(l)	361,876	234,955
Series 2006-AB4 A1B1 0.394%, 10/25/36(l)	4,362	1,602
Deutsche Mortgage Securities, Inc.,
Series 2010-RS2 A1 1.510%, 6/28/47(l)§	1,366,155	1,352,794
Extended Stay America Trust,
Series 2010-ESHA XA1 3.128%, 1/5/13 IO(l)§	14,454,609	408,386
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 2.316%, 6/25/34(l)	213,499	159,251
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 2.746%, 8/25/35(l)	396,874	286,725
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1 A4 5.238%, 11/10/45(l)	5,900,000	6,339,791
Greenpoint Mortgage Funding Trust,
Series 2005-AR5 1A1 0.564%, 11/25/45(l)	47,603	29,490
Series 2006-AR6 A1A 0.374%, 10/25/46(l)	11,585	11,142

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

GS Mortgage Securities Corp. II,
Series 2007-EOP A1 1.142%, 3/6/20(l)§	$668,195	$664,316
Series 2007-EOP A3 1.535%, 3/6/20(l)§	2,400,000	2,363,250
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 2.685%, 9/25/35(l)	224,217	184,976
Harborview Mortgage Loan Trust,
Series 2005-2 2A1A 0.505%, 5/19/35(l)	39,200	22,744
Series 2006-1 2A1A 0.525%, 3/19/36(l)	289,704	152,982
Indymac Index Mortgage Loan Trust,
Series 2004-AR11 2A 2.592%, 12/25/34(l)	247,950	160,893
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP2 A3A 4.678%, 7/15/42	413,570	418,680
Series 2006-LDP8 A2 5.289%, 5/15/45	2,092,753	2,097,564
Series 2007-CB20 A4 5.794%, 2/12/51(l)	1,900,000	2,092,994
Series 2010-C2 A1 2.749%, 11/15/43§	233,675	236,532
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 2.718%, 11/21/34(l)	200,000	173,726
MASTR Alternative Loans Trust,
Series 2003-5 6A1 6.000%, 8/25/33	2,851,941	3,039,266
Mellon Residential Funding Corp.,
Series 2000-TBC3 A1 0.718%, 12/15/30(l)	27,832	24,428
Series 2001-TBC1 A1 0.978%, 11/15/31(l)	113,866	102,918
MLCC Mortgage Investors, Inc.,
Series 2005-2 1A 1.996%, 10/25/35(l)	1,769,464	1,425,407
Series 2005-2 2A 2.420%, 10/25/35(l)	1,640,043	1,292,857
Series 2005-2 3A 1.270%, 10/25/35(l)	315,599	239,673
Series 2005-3 4A 0.544%, 11/25/35(l)	192,196	142,701
Series 2005-3 5A 0.544%, 11/25/35(l)	284,624	204,072
Morgan Stanley Dean Witter Capital I, Inc.,
Series 2003-TOP9 A2 4.740%, 11/13/36	3,301,518	3,367,042
Residential Accredit Loans, Inc.,
Series 2005-QO1 A1 0.594%, 8/25/35(l)	61,470	32,885
Securitized Asset Sales, Inc.,
Series 1993-6 A5 0.008%, 11/26/23(l)	2,400	2,255
Sequoia Mortgage Trust,
Series 10 2A1 1.045%, 10/20/27(l)	17,356	14,799
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 2.480%, 2/25/34(l)	165,848	132,632

Series 2004-19 2A1 1.618%, 1/25/35(l)	$48,868	$26,800
Series 2005-17 3A1 2.532%, 8/25/35(l)	231,607	163,700
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5 1A1 0.945%, 10/19/34(l)	106,143	84,452
Series 2005-AR5 A1 0.535%, 7/19/35(l)	211,821	123,456
Series 2005-AR5 A2 0.535%, 7/19/35(l)	432,848	317,889
Series 2006-AR4 2A1 0.484%, 6/25/36(l)	64,290	38,326
Series 2006-AR5 1A1 0.504%, 5/25/46(l)	2,199,962	1,019,294
Structured Asset Securities Corp.,
Series 2006-11 A1 2.650%, 10/25/35(l)§	76,932	67,138
Thornburg Mortgage Securities Trust,
Series 2007-1 A3A 0.357%, 3/25/37(l)	2,318,575	2,301,912
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A A1 0.368%, 9/15/21(l)§	1,809,876	1,719,383
Series 2007-C32 A2 5.735%, 6/15/49(l)	6,708,509	6,822,208
Series 2007-WHL8 A1 0.358%, 6/15/20(l)§	1,978,075	1,768,836
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR17 1A 1.410%, 11/25/42(l)	11,090	8,804
Series 2002-AR2 A 2.468%, 2/27/34(l)	9,602	8,955
Series 2003-AR1 A5 2.244%, 3/25/33(l)	1,127,262	968,179
Series 2004-AR1 A 2.562%, 3/25/34(l)	2,483,581	2,214,676
Series 2005-AR13 A1A1 0.584%, 10/25/45(l)	274,170	203,131
Series 2005-AR15 A1A1 0.554%, 11/25/45(l)	63,294	43,512
Series 2006-AR15 2A 1.710%, 11/25/46(l)	58,444	37,455
Series 2006-AR3 A1A 1.210%, 2/25/46(l)	95,600	62,639
Series 2006-AR7 3A 2.720%, 7/25/46(l)	288,497	188,105
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S A1 2.701%, 9/25/34(l)	96,490	89,770
Series 2007-10 1A22 0.794%, 7/25/37(l)	1,925,666	1,431,012

		91,196,934

Total Asset-Backed and Mortgage-Backed Securities		293,988,663

Corporate Bonds (55.7%)
Consumer Discretionary (4.8%)
Auto Components (0.9%)
Johnson Controls, Inc.
0.843%, 2/4/14(l)	30,000,000	30,087,270

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Automobiles (1.0%)
Daimler Finance N.A. LLC
6.500%, 11/15/13	$3,500,000	$3,802,283
Daimler Finance North America LLC
1.184%, 3/28/14(l)§	32,500,000	31,760,661

		35,562,944

Media (2.9%)
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	18,590,000	20,230,025
Comcast Cable Holdings LLC
9.800%, 2/1/12	2,080,000	2,093,817
Comcast Corp.
5.300%, 1/15/14	2,000,000	2,150,157
COX Communications, Inc.
7.125%, 10/1/12	12,649,000	13,208,554
4.625%, 6/1/13	18,506,000	19,365,804
5.450%, 12/15/14	798,000	883,903
Discovery Communications LLC
3.700%, 6/1/15	2,000,000	2,113,701
NBCUniversal Media LLC
2.100%, 4/1/14	2,990,000	3,027,375
Reed Elsevier Capital, Inc.
4.625%, 6/15/12	7,950,000	8,072,594
Time Warner Cable, Inc.
6.200%, 7/1/13	4,603,000	4,933,682
Time Warner Entertainment Co. LP
8.875%, 10/1/12	5,000,000	5,272,077
Time Warner, Inc.
6.875%, 5/1/12	6,500,000	6,616,009
Turner Broadcasting System, Inc.
8.375%, 7/1/13	2,000,000	2,211,794
Walt Disney Co.
0.875%, 12/1/14	6,600,000	6,627,331

		96,806,823

Total Consumer Discretionary		162,457,037

Consumer Staples (7.4%)
Beverages (1.3%)
Anheuser-Busch InBev Worldwide, Inc.
1.304%, 3/26/13(l)	8,625,000	8,668,171
2.500%, 3/26/13	1,500,000	1,527,315
1.500%, 7/14/14	4,675,000	4,726,036
5.375%, 11/15/14	15,580,000	17,317,215
4.125%, 1/15/15	5,850,000	6,318,269
Coca-Cola Enterprises, Inc.
1.125%, 11/12/13	4,000,000	4,012,893

		42,569,899

Food & Staples Retailing (0.1%)
Kroger Co.
7.500%, 1/15/14	1,740,000	1,948,891
Wal-Mart Stores, Inc.
5.226%, 6/1/12(e)	1,100,000	1,120,625

		3,069,516

Food Products (3.1%)
Archer-Daniels-Midland Co.
0.613%, 8/13/12(l)	27,000,000	27,046,494

Cadbury Schweppes U.S. Finance LLC
5.125%, 10/1/13§	$520,000	$551,211
General Mills, Inc.
5.650%, 9/10/12	1,473,000	1,521,575
6.470%, 10/15/12	12,900,000	13,448,250
5.250%, 8/15/13	2,235,000	2,386,688
0.811%, 5/16/14(l)	10,700,000	10,686,077
H.J. Heinz Co.
5.350%, 7/15/13	5,483,000	5,850,769
Kellogg Co.
4.250%, 3/6/13	15,000,000	15,576,082
Kraft Foods, Inc.
6.000%, 2/11/13	14,575,000	15,342,999
2.625%, 5/8/13	3,950,000	4,026,309
5.250%, 10/1/13	1,750,000	1,867,531
Wm. Wrigley Jr. Co.
2.450%, 6/28/12§	6,600,000	6,615,803

		104,919,788

Household Products (0.2%)
Procter & Gamble Co.
0.700%, 8/15/14	7,400,000	7,380,292

Tobacco (2.7%)
Altria Group, Inc.
8.500%, 11/10/13	21,050,000	23,807,283
Philip Morris International, Inc.
6.875%, 3/17/14	18,819,000	21,215,904
2.500%, 5/16/16	7,576,000	7,801,597
Reynolds American, Inc.
7.250%, 6/1/12	5,675,000	5,793,031
7.250%, 6/1/13	16,843,000	17,992,878
UST LLC
6.625%, 7/15/12	11,775,000	12,112,595

		88,723,288

Total Consumer Staples		246,662,783

Energy (2.8%)
Energy Equipment & Services (0.1%)
Cameron International Corp.
1.459%, 6/2/14(l)	5,525,000	5,496,897

Oil, Gas & Consumable Fuels (2.7%)
Anadarko Petroleum Corp.
7.625%, 3/15/14	9,335,000	10,443,531
5.750%, 6/15/14	4,400,000	4,785,000
ConocoPhillips Australia Funding Co.
5.500%, 4/15/13	3,600,000	3,814,754
Devon Energy Corp.
5.625%, 1/15/14	850,000	927,896
Energy Transfer Partners LP
5.650%, 8/1/12	5,250,000	5,380,511
6.000%, 7/1/13	1,995,000	2,090,490
8.500%, 4/15/14	7,745,000	8,726,914
Enterprise Products Operating LLC
7.625%, 2/15/12	2,447,000	2,463,860
4.600%, 8/1/12	15,275,000	15,537,440
9.750%, 1/31/14	2,500,000	2,885,000
5.600%, 10/15/14	13,026,000	14,297,568
Kinder Morgan Energy Partners LP
7.125%, 3/15/12	4,250,000	4,299,992
5.850%, 9/15/12	3,370,000	3,465,463

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Plains All American Pipeline LP
4.250%, 9/1/12	$8,227,000	$8,355,728
Transcontinental Gas Pipe Line Corp.
8.875%, 7/15/12	2,000,000	2,078,442

		89,552,589

Total Energy		95,049,486

Financials (25.3%)
Capital Markets (4.5%)
Bank of New York Mellon Corp.
0.709%, 1/31/14(l)	16,375,000	16,216,947
Goldman Sachs Group, Inc.
5.250%, 4/1/13	225,000	230,819
1.428%, 7/29/13(l)	43,785,000	42,145,650
5.150%, 1/15/14	4,000,000	4,066,934
1.435%, 2/7/14(l)	2,150,000	2,007,025
1.176%, 9/29/14(l)	6,500,000	5,843,500
0.894%, 1/12/15(l)	5,000,000	4,398,380
1.020%, 3/22/16(l)	5,000,000	4,350,000
Merrill Lynch & Co., Inc.
5.571%, 10/4/12	900,000	907,752
5.450%, 2/5/13	6,890,000	6,939,724
6.150%, 4/25/13	2,550,000	2,585,238
5.000%, 2/3/14	2,000,000	1,965,095
Morgan Stanley
0.691%, 1/9/14(l)	2,100,000	1,899,303
2.016%, 1/24/14(l)	63,225,000	57,566,337
Northern Trust Corp. 5.200%, 11/9/12	685,000	711,812

		151,834,516

Commercial Banks (3.3%)
American Express Bank FSB 0.426%, 6/12/12(l)	3,500,000	3,493,810
American Express Centurion Bank
0.426%, 6/12/12(l)	2,500,000	2,495,909
BB&T Corp. 3.850%, 7/27/12	8,000,000	8,127,682
JPMorgan Chase Bank N.A. 0.872%, 6/13/16(l)	5,700,000	5,106,858
Regions Financial Corp. 0.744%, 6/26/12(l)	1,635,000	1,573,687
U.S. Bancorp 2.000%, 6/14/13	2,400,000	2,437,755
Union Bank N.A. 2.125%, 12/16/13	2,230,000	2,261,329
1.478%, 6/6/14(l)	17,000,000	16,744,490
Wachovia Corp. 2.199%, 5/1/13(l)	19,000,000	19,269,688
5.500%, 5/1/13	13,870,000	14,688,093
0.619%, 8/1/13(l)	33,335,000	33,093,654

		109,292,955

Consumer Finance (2.4%)
Ally Financial, Inc. 1.750%, 10/30/12	1,000,000	1,012,560
American Express Co. 7.250%, 5/20/14	4,307,000	4,810,773
American Express Credit Corp. 7.300%, 8/20/13	3,000,000	3,243,840
5.125%, 8/25/14	370,000	397,845

American Honda Finance Corp. 0.805%, 11/7/12(l)§	$5,500,000	$5,479,286
2.375%, 3/18/13§(b)	3,636,000	3,673,326
HSBC Finance Corp. 0.896%, 9/14/12(l)	8,125,000	8,003,125
0.653%, 1/15/14(l)	56,049,000	51,641,867
Nissan Motor Acceptance Corp. 3.250%, 1/30/13§	900,000	915,786

		79,178,408

Diversified Financial Services (9.1%)
BA Covered Bond Issuer 5.500%, 6/14/12§(b)	8,800,000	8,977,144
Bank of America Corp. 4.875%, 1/15/13	9,400,000	9,580,270
1.848%, 1/30/14(l)	15,000,000	13,539,873
7.375%, 5/15/14	13,800,000	14,389,949
1.941%, 7/11/14(l)	750,000	661,688
Caterpillar Financial Services Corp.
0.648%, 2/22/13(l)	7,000,000	7,006,539
Citigroup, Inc. 2.453%, 8/13/13(l)	15,700,000	15,466,390
6.500%, 8/19/13	900,000	933,753
1.848%, 1/13/14(l)	28,600,000	27,672,219
6.375%, 8/12/14	2,200,000	2,320,071
5.000%, 9/15/14	5,000,000	4,949,541
Credit Suisse FB USA, Inc. 5.125%, 1/15/14	1,000,000	1,039,252
Credit Suisse USA, Inc. 0.644%, 4/12/13(l)	1,500,000	1,455,724
Crown Castle Towers LLC 3.214%, 8/15/15§	10,900,000	11,065,621
General Electric Capital Corp. 0.784%, 12/7/12(l)	13,600,000	13,664,091
0.567%, 12/21/12(l)	40,000,000	40,128,684
2.625%, 12/28/12	23,105,000	23,657,741
0.683%, 6/20/13(l)	1,778,000	1,758,086
0.683%, 12/20/13(l)	500,000	487,824
1.393%, 12/20/13(l)	5,000,000	4,954,880
1.234%, 1/7/14(l)	6,700,000	6,613,287
Genworth Global Funding Trusts 5.750%, 5/15/13	9,650,000	9,809,055
John Deere Capital Corp. 0.553%, 7/15/13(l)	22,550,000	22,550,807
JPMorgan Chase & Co. 0.824%, 12/26/12(l)	25,000,000	25,116,828
National Rural Utilities Cooperative Finance Corp.
7.250%, 3/1/12	666,000	672,638
SSIF Nevada LP 1.101%, 4/14/14(l)§	35,000,000	34,444,935
TIAA Global Markets, Inc. 4.950%, 7/15/13§	2,910,000	3,071,978

		305,988,868

Insurance (2.5%)
American International Group, Inc.
0.663%, 3/20/12(l)	5,000,000	4,956,350
4.950%, 3/20/12	4,571,000	4,579,900
4.250%, 5/15/13	5,000,000	4,985,420
3.750%, 11/30/13§	10,000,000	9,771,644
3.650%, 1/15/14	4,000,000	3,893,424

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

MetLife Institutional Funding II 1.274%, 4/4/14(l)§	$2,200,000	$2,187,232
MetLife, Inc. 5.375%, 12/15/12	140,000	145,026
1.685%, 8/6/13(l)	3,713,000	3,729,226
Metropolitan Life Global Funding I
2.875%, 9/17/12§	500,000	504,707
5.125%, 4/10/13§	2,200,000	2,295,577
5.200%, 9/18/13§	230,000	243,123
1.141%, 1/10/14(l)§	16,400,000	16,396,912
Monumental Global Funding III 0.588%, 1/25/13(l)§	5,000,000	4,969,569
0.603%, 1/15/14(l)§	2,500,000	2,387,948
Pacific Life Global Funding 5.150%, 4/15/13§	1,200,000	1,250,356
Pricoa Global Funding I 0.528%, 1/30/12(l)§	9,800,000	9,791,540
4.625%, 6/25/12§	3,400,000	3,445,572
0.704%, 6/26/12(l)§	2,000,000	1,998,060
5.400%, 10/18/12§	5,300,000	5,444,726

		82,976,312

Real Estate Investment Trusts (REITs) (0.3%)
Boston Properties LP 6.250%, 1/15/13	667,000	696,415
2.875%, 2/15/37	7,200,000	7,200,000
ERP Operating LP 5.500%, 10/1/12	3,100,000	3,175,865

		11,072,280

Thrifts & Mortgage Finance (3.2%)
U.S. Central Federal Credit Union
1.900%, 10/19/12	73,811,000	74,770,484
Western Corporate Federal Credit Union
1.750%, 11/2/12	33,627,000	34,034,183

		108,804,667

Total Financials		849,148,006

Health Care (2.1%)
Biotechnology (1.1%)
Amgen, Inc. 1.875%, 11/15/14	9,900,000	10,042,338
4.850%, 11/18/14	2,300,000	2,490,327
2.300%, 6/15/16	3,300,000	3,308,677
2.500%, 11/15/16	7,150,000	7,222,738
Gilead Sciences, Inc. 2.400%, 12/1/14	13,800,000	13,940,027

		37,004,107

Health Care Equipment & Supplies (0.8%)
Boston Scientific Corp. 5.450%, 6/15/14	19,135,000	20,378,775
4.500%, 1/15/15	6,800,000	7,140,000

		27,518,775

Pharmaceuticals (0.2%)
Eli Lilly and Co. 4.200%, 3/6/14	5,950,000	6,372,872

Total Health Care		70,895,754

Industrials (1.8%)
Commercial Services & Supplies (0.2%)
Waste Management, Inc. 6.375%, 11/15/12	$6,670,000	$6,960,977

Industrial Conglomerates (0.9%)
Danaher Corp. 0.817%, 6/21/13(l)	29,300,000	29,333,384

Machinery (0.4%)
Caterpillar, Inc. 0.649%, 5/21/13(l)	14,200,000	14,203,983

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
4.875%, 1/15/15	3,000,000	3,296,822
Norfolk Southern Corp. 5.257%, 9/17/14	1,000,000	1,101,786
Union Pacific Corp. 5.450%, 1/31/13	3,849,000	4,027,833

		8,426,441

Total Industrials		58,924,785

Information Technology (3.3%)
Communications Equipment (0.9%)
Cisco Systems, Inc. 0.794%, 3/14/14(l)	32,050,000	32,018,629

Computers & Peripherals (1.0%)
Hewlett-Packard Co. 4.500%, 3/1/13	4,464,000	4,591,017
0.786%, 5/24/13(l)	5,000,000	4,945,254
0.923%, 5/30/14(l)	18,500,000	17,994,334
2.625%, 12/9/14	6,000,000	6,022,267

		33,552,872

Office Electronics (0.2%)
Xerox Corp. 5.500%, 5/15/12	5,200,000	5,270,528

Semiconductors & Semiconductor Equipment (1.2%)
Broadcom Corp. 1.500%, 11/1/13	3,000,000	3,025,977
Texas Instruments, Inc. 0.637%, 5/15/13(l)	36,500,000	36,570,445

		39,596,422

Total Information Technology		110,438,451

Materials (1.6%)
Chemicals (0.9%)
Dow Chemical Co. 4.850%, 8/15/12	550,000	560,843
6.000%, 10/1/12	13,000,000	13,418,714
7.600%, 5/15/14	11,875,000	13,418,946
5.900%, 2/15/15	1,000,000	1,111,413
Rohm & Haas Co. 5.600%, 3/15/13	1,500,000	1,565,475

		30,075,391

Metals & Mining (0.5%)
ArcelorMittal USA LLC 6.500%, 4/15/14	15,321,000	16,180,392

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Paper & Forest Products (0.2%)
Georgia-Pacific LLC 8.250%, 5/1/16§	$6,200,000	$6,866,500

Total Materials		53,122,283

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.5%)
AT&T, Inc. 5.875%, 8/15/12	1,502,000	1,548,032
4.850%, 2/15/14	3,500,000	3,771,108
5.100%, 9/15/14	10,110,000	11,129,425
BellSouth Corp. 4.463%, 4/26/12§	5,000,000	5,062,500
5.200%, 9/15/14	1,500,000	1,648,073
Qwest Corp. 3.796%, 6/15/13(l)	3,200,000	3,224,672
Verizon Communications, Inc. 1.184%, 3/28/14(l)	25,700,000	25,703,624

		52,087,434

Wireless Telecommunication Services (0.3%)
Cellco Partnership/Verizon Wireless Capital LLC
7.375%, 11/15/13	5,030,000	5,602,936
5.550%, 2/1/14	3,650,000	3,969,223

		9,572,159

Total Telecommunication Services		61,659,593

Utilities (4.8%)
Electric Utilities (2.6%)
Columbus Southern Power Co. 5.500%, 3/1/13	435,000	456,168
Duke Energy Carolinas LLC 1.750%, 12/15/16	5,000,000	4,992,611
Duke Energy Corp. 5.650%, 6/15/13	23,135,000	24,526,133
6.300%, 2/1/14	2,130,000	2,349,846
KCP&L Greater Missouri Operations Co.
11.875%, 7/1/12	4,500,000	4,717,619
MidAmerican Energy Holdings Co.
5.875%, 10/1/12	900,000	930,236
Nevada Power Co. 5.875%, 1/15/15	150,000	168,792
NextEra Energy Capital Holdings, Inc.
2.550%, 11/15/13	17,680,000	18,232,295
Ohio Power Co. 6.000%, 6/1/16	5,000,000	5,760,028
Oncor Electric Delivery Co. LLC
5.950%, 9/1/13	1,625,000	1,744,221
Pacific Gas & Electric Co. 0.938%, 11/20/12(l)	10,000,000	10,011,124
4.800%, 3/1/14	1,140,000	1,227,738
PSEG Power LLC
2.500%, 4/15/13	3,980,000	4,046,959
Public Service Co. of Colorado
4.875%, 3/1/13	2,000,000	2,094,152
Southern Co.
5.300%, 1/15/12	2,800,000	2,803,716
Virginia Electric & Power Co. Series A 4.750%, 3/1/13	3,550,000	3,713,704

		87,775,342

Gas Utilities (1.6%)
DCP Midstream LLC
9.700%, 12/1/13§	$2,100,000	$2,386,628
DCP Midstream Operating LP
3.250%, 10/1/15	3,300,000	3,363,090
NGPL PipeCo LLC
6.514%, 12/15/12§	28,929,000	28,133,452
Rockies Express Pipeline LLC
6.250%, 7/15/13§	19,400,000	20,103,250

		53,986,420

Multi-Utilities (0.6%)
Dominion Resources, Inc.
5.700%, 9/17/12	2,555,000	2,643,425
5.000%, 3/15/13	2,390,000	2,507,491
1.800%, 3/15/14	15,000,000	15,207,239

		20,358,155

Total Utilities		162,119,917

Total Corporate Bonds		1,870,478,095

Government Securities (34.4%)
Agency ABS (22.2%)
Federal Farm Credit Bank
0.321%, 7/22/13(l)	20,000,000	20,027,180
Federal Home Loan Bank
0.350%, 8/10/12	7,000,000	7,000,486
0.180%, 12/27/12	86,650,000	86,582,846
0.300%, 4/30/13	16,600,000	16,585,540
Federal Home Loan Mortgage Corp.
0.515%, 11/26/12	34,000,000	34,103,296
0.625%, 12/28/12	21,880,000	21,976,819
0.221%, 2/4/13(l)	28,600,000	28,610,496
0.247%, 3/21/13#(l)	150,000,000	150,118,950
0.221%, 6/3/13(l)	125,000,000	125,025,375
Federal National Mortgage Association
0.315%, 12/20/12(l)	226,975,000	227,235,113
0.324%, 12/28/12(l)	1,100,000	1,101,273
National Credit Union Administration Guaranteed Notes
Series 2010-A1 A 0.624%, 12/7/20(l)	3,974,485	3,976,758
Small Business Administration
Series 2008-P10A 5.902%, 2/10/18	638,918	724,680
Series P10A 4.504%, 2/1/14	17,750	18,281
Small Business Administration Participation Certificates
Series 2003-20I 5.130%, 9/1/23	21,570	23,670
Series 2004-20C 4.340%, 3/1/24	135,476	146,529
Series 2005-20B 4.625%, 2/1/25	153,340	167,372
Series 2008-20G 5.870%, 7/1/28	9,446,329	10,786,147
Series 2008-20H 6.020%, 8/1/28	9,506,559	10,859,324

		745,070,135

Agency CMO (4.3%)
Federal Home Loan Mortgage Corp.
4.500%, 5/15/17	7,784	7,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

5.000%, 1/15/18	$836	$835
0.508%, 2/15/19(l)	2,943,783	2,947,985
0.428%, 7/15/19(l)	1,438,504	1,438,264
5.000%, 2/15/20	250,930	256,180
5.000%, 8/15/20	130,613	135,636
0.428%, 10/15/20(l)	2,747,470	2,743,937
6.500%, 4/15/29	27,430	29,738
0.628%, 12/15/29(l)	3,543	3,526
0.628%, 12/15/30(l)	11,220	11,219
0.678%, 9/15/36(l)	215,932	215,831
0.658%, 11/15/36(l)	183,694	183,541
0.778%, 7/15/39(l)	1,815,887	1,818,194
0.778%, 2/15/41(l)	7,699,629	7,729,112
0.698%, 4/15/41(l)	6,363,359	6,367,256
0.728%, 9/15/41(l)	14,223,880	14,201,319
6.500%, 7/25/43	11,270	12,984
1.400%, 10/25/44(l)	1,041,276	1,015,022
1.420%, 2/25/45(l)	1,322,030	1,288,194
Federal National Mortgage Association
4.500%, 11/25/29	1,994,164	1,989,544
0.594%, 5/25/35(l)	267,808	267,046
2.381%, 5/25/35(l)	440,230	458,709
0.317%, 12/25/36(l)	67,324	65,271
0.494%, 10/27/37(l)	6,700,000	6,574,138
0.974%, 12/25/37(l)	5,186,975	5,230,360
0.694%, 1/25/38(l)	17,963,441	18,001,774
0.874%, 6/25/41(l)	8,997,332	9,013,725
0.844%, 9/25/41(l)	22,222,464	22,279,538
0.644%, 5/25/42(l)	72,208	71,702
National Credit Union Administration Guaranteed Notes
Series 2010-C1 A1 1.600%, 10/29/20	9,764,595	9,888,178
Series 2010-R3 1A 0.834%, 12/8/20(l)	9,213,956	9,254,267
Series 2010-R3 2A 0.834%, 12/8/20(l)	4,576,482	4,596,504
Series 2011-R4 1A 0.654%, 3/6/20(l)	15,174,152	15,178,894

		143,276,205

Municipal Bonds (2.6%)
Arkansas Student Loan Authority
1.400%, 11/25/43(l)	3,799,891	3,664,006
City of New York, New York
1.520%, 8/1/13	10,000,000	10,107,500
New Jersey Economic Development Authority
1.546%, 6/15/13(l)	7,000,000	7,000,070
North Carolina State Education Assistance Authority
0.868%, 10/26/20(l)	15,253,344	15,149,011
South Carolina Student Loan Corp.
0.868%, 1/25/21(l)	10,640,240	10,540,384
State of Illinois
2.926%, 2/1/13	3,900,000	3,943,485
Tobacco Settlement Finance Authority of West Virginia, Class A
7.467%, 6/1/47	1,310,000	945,113
University of California 0.375%, 7/1/41(l)	35,000,000	35,000,700
1.988%, 5/15/50(l)	1,500,000	1,524,180

		87,874,449

	Principal Amount	Value (Note 1)

U.S. Government Agencies (5.3%)
Federal Home Loan Bank 1.625%, 11/21/12	$24,100,000	$24,410,319
0.224%, 12/27/12(l)	75,000,000	75,009,825
0.625%, 4/19/13	5,000,000	5,001,127
Federal Home Loan Mortgage Corp.
1.125%, 8/8/14	30,100,000	30,125,284
2.365%, 11/1/23(l)	5,352	5,543
2.410%, 1/1/34(l)	40,484	42,329
4.778%, 3/1/35(l)	207,221	220,175
4.909%, 10/1/35(l)	136,247	146,744
5.089%, 10/1/35(l)	205,871	222,522
4.755%, 11/1/35(l)	178,885	192,429
2.107%, 7/1/36(l)	1,501,231	1,575,902
2.261%, 9/1/36(l)	1,440,416	1,520,066
2.464%, 10/1/36(l)	1,244,906	1,305,815
Federal National Mortgage Association
5.250%, 8/1/12	6,000,000	6,173,311
1.625%, 8/8/14	20,000,000	20,027,338
2.375%, 1/27/16	4,000,000	4,006,204
0.945%, 1/1/21(l)	4,925,125	4,952,515
2.521%, 11/1/34(l)	1,165,100	1,224,640
2.191%, 1/1/35(l)	34,754	36,409
2.284%, 7/1/35(l)	221,660	233,575
5.602%, 12/1/35(l)	354,824	386,204
5.671%, 1/1/36(l)	294,423	312,467
5.648%, 3/1/36(l)	443,772	477,875
5.711%, 3/1/36(l)	554,694	603,750
1.418%, 3/1/44(l)	687,325	682,269
1.418%, 7/1/44(l)	10,507	10,429
1.418%, 10/1/44(l)	52,489	52,082

		178,957,148

Total Government Securities		1,155,177,937

Total Long-Term Debt Securities (98.9%) (Cost $3,343,952,473)		3,319,644,695

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Financials (0.0%)
Commercial Banks (0.0%)
Wells Fargo & Co. 7.500%	1,100	1,159,400

Total Convertible Preferred Stocks (0.0%) (Cost $1,100,000)		1,159,400

COMMON STOCK:
Financials (0.0%)
Capital Markets (0.0%)
BlackRock, Inc.	4	713

Total Common Stocks (0.0%) (Cost $790)		713

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Commercial Paper (0.3%)
Pacific Gas & Electric Co. 0.19%, 1/6/12(b)(n)(p)§	$8,430,000	$8,429,739

Government Securities (0.5%)
U.S. Treasury Bills 0.11%, 12/13/12(p)	17,800,000	17,781,662

Total Short-Term Investments (0.8%) (Cost $26,211,069)		26,211,401

Total Investments Before Options Written and Securities Sold Short (99.7%) (Cost $3,371,264,332)		3,347,016,209

	Number of Contracts	Value (Note 1)
OPTION WRITTEN:
Call Option Written (0.0%)
90 Day Eurodollar Future March 2012 @ $99.38*	(343)	(64,313)

		(64,313)

Put Option Written (0.0%)
90 Day Eurodollar Future March 2012 @ $99.38*	(343)	(81,462)

		(81,462)

Total Options Written (0.0%) (Premiums Received $444,185)		(145,775)

Total Investments Before Securities Sold Short (99.7%) (Cost $3,370,820,147)		3,346,870,434

	Number of Shares	Value (Note 1)

SECURITIES SOLD SHORT:
COMMON STOCK:
Financials (0.0%)
Capital Markets (0.0%)
Teton Advisors, Inc., Class B†	(13)	$(204)

Total Securities Sold Short (0.0%) (Proceeds Received $—)		(204)

Total Investments after Options Written and Securities Sold Short (99.7%) (Cost $3,370,820,147)		3,346,870,230
Other Assets Less Liabilities (0.3%)		9,405,771

Net Assets (100%)		$3,356,276,001

*	Non-income producing.
†	Securities (totaling $(204) or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $347,642,908 or 10.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts and/or options contracts, with a total collateral value of $394,312
(b)	Illiquid Security.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2011. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2011.
(n)	Section 4(2) Commercial Paper Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to re-sell their holding.
(p)	Yield to maturity.

Glossary:

ABS	— Asset-Backed Security
CMO	— Collateralized Mortgage Obligation
IO	— Interest Only

Options Written:

Options written through the year ended December 31, 2011 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2011	1,026	$531,417
Options Written	686	444,185
Options Terminated in Closing Purchase Transactions	(1,026)	(531,417)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding - December 31, 2011	686	$444,185

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$202,791,729	$—	$202,791,729
Non-Agency CMO	—	91,196,934	—	91,196,934
Common Stocks
Financials	713	—	—	713
Convertible Preferred Stocks
Financials	1,159,400	—	—	1,159,400
Corporate Bonds
Consumer Discretionary	—	162,457,037	—	162,457,037
Consumer Staples	—	246,662,783	—	246,662,783
Energy	—	95,049,486	—	95,049,486
Financials	—	849,148,006	—	849,148,006
Health Care	—	70,895,754	—	70,895,754
Industrials	—	58,924,785	—	58,924,785
Information Technology	—	110,438,451	—	110,438,451
Materials	—	53,122,283	—	53,122,283
Telecommunication Services	—	61,659,593	—	61,659,593
Utilities	—	162,119,917	—	162,119,917
Government Securities
Agency ABS	—	745,070,135	—	745,070,135
Agency CMO	—	143,276,205	—	143,276,205
Municipal Bonds	—	87,874,449	—	87,874,449
U.S. Government Agencies	—	178,957,148	—	178,957,148
Short-Term Investments	—	26,211,401	—	26,211,401

Total Assets	$1,160,113	$3,345,856,096	$—	$3,347,016,209

Liabilities:
Common Stocks
Financials	$—	$—	$(204)	$(204)
Options Written
Call Options Written	(64,313)	—	—	(64,313)
Put Options Written	(81,462)	—	—	(81,462)

Total Liabilities	$(145,775)	$—	$(204)	$(145,979)

Total	$1,014,338	$3,345,856,096	$(204)	$3,346,870,230

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Bonds-ABS	Investments in Common Stocks-Financials	Investments in Bonds-Government

Balance as of 12/31/10	$2,709,093	$(83)	$4,984,445
Total gains or losses (realized/unrealized) included in earnings	(18,281)	(121)	—
Purchases	—	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(2,690,812)	—	(4,984,445)

Balance as of 12/31/11	$—	$(204)	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$(121)	$—
Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$(145,775	)*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(145,775)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$122,114	$2,821,951	$—	$—	$2,944,065
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$122,114	$2,821,951	$—	$—	$2,944,065

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$279,993	$—	$—	$—	$279,993
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$279,993	$—	$—	$—	$279,993

The Portfolio held futures with an average notional balance of approximately $244,904,000 and written options contracts with average notional balances of $312,000 respectively, during the year ended December 31, 2011.

^ This Portfolio held options and futures in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks, long-term corporate debt securities and short positions	$7,461,725,032
Long-term U.S. Treasury securities	321,302,864

$7,783,027,896

Net Proceeds of Sales and Redemptions:
Stocks, long-term corporate debt securities and short positions	$7,014,600,150
Long-term U.S. Treasury securities	453,087,398

$7,467,687,548

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,554,001
Aggregate gross unrealized depreciation	(36,833,874)

Net unrealized depreciation	$(24,279,873)

Federal income tax cost of investments	$3,371,296,082

The Portfolio has a net capital loss carryforward of $254,044,778 of which $4,925,119 expires in the year 2015, $131,902,909 expires in the year 2016, $115,032,572 expires in the year 2017 and $2,184,178 expires in the year 2018. The Portfolio utilized net capital loss carryforward of $7,501,978 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $3,371,264,332)	$3,347,016,209
Foreign cash (Cost $61,860)	58,712
Receivable for forward commitments	58,537,500
Dividends, interest and other receivables	14,622,889
Receivable for securities sold	2,823,796
Receivable from Separate Accounts for Trust shares sold	229,300
Other assets	9,499

Total assets	3,423,297,905

LIABILITIES
Overdraft payable	414,422
Payable for forward commitments	58,331,875
Payable for securities purchased	3,270,621
Payable to Separate Accounts for Trust shares redeemed	2,126,911
Investment management fees payable	1,320,937
Administrative fees payable	294,800
Distribution fees payable - Class IB	289,495
Payable for return of cash collateral on forward commitments	279,933
Options written, at value (Premiums received $444,185)	145,775
Securities sold short (Proceeds received $—)	204
Other liabilities	127,656
Accrued expenses	419,275

Total liabilities	67,021,904

NET ASSETS	$3,356,276,001

Net assets were comprised of:
Paid in capital	$3,634,653,557
Accumulated undistributed net investment income (loss)	78,103
Accumulated undistributed net realized gain (loss) on investments, options written, futures and foreign currency transactions	(254,374,938)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written and foreign currency translations	(24,080,721)

Net assets	$3,356,276,001

Class IA
Net asset value, offering and redemption price per share, $48,992,038 / 4,961,189 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

Class IB
Net asset value, offering and redemption price per share, $1,356,451,585 / 137,218,067 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.89

Class K
Net asset value, offering and redemption price per share, $1,950,832,378 / 197,550,616 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Interest	$44,690,652
Dividends (net of $32 foreign withholding tax)	82,469

Total income	44,773,121

EXPENSES
Investment management fees	16,062,754
Administrative fees	3,584,067
Distribution fees - Class IB	3,561,988
Printing and mailing expenses	256,856
Professional fees	95,513
Trustees’ fees	83,232
Custodian fees	48,500
Miscellaneous	64,081

Total expenses	23,756,991

NET INVESTMENT INCOME (LOSS)	21,016,130

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	5,612,459
Futures	2,821,951
Foreign currency transactions	(8)
Options written	122,114
Securities sold short	3,840

Net realized gain (loss)	8,560,356

Change in unrealized appreciation (depreciation) on:
Securities	(31,715,748)
Foreign currency translations	(1,908)
Options written	279,993
Securities sold short	74,746

Net change in unrealized appreciation (depreciation)	(31,362,917)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(22,802,561)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,786,431)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,016,130		$12,121,840
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	8,560,356		7,722,639
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	(31,362,917)		6,229,346

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,786,431)		26,073,825

DIVIDENDS:
Dividends from net investment income
Class IA	(713,500)		(7,586,811)
Class IB	(7,093,738)		(5,281,255)
Class K†	(14,733,179)		—

TOTAL DIVIDENDS	(22,540,417)		(12,868,066)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 75,442,045 and 63,352,836 shares, respectively ]	751,412,634		631,666,842
Capital shares issued in reinvestment of dividends [ 71,958 and 763,800 shares, respectively ]	713,500		7,586,811
Capital shares repurchased [ (225,493,327) and (26,006,214) shares, respectively ]	(2,247,512,619	)(z)	(258,909,079)

Total Class IA transactions	(1,495,386,485)		380,344,574

Class IB
Capital shares sold [ 31,492,862 and 39,070,234 shares, respectively ]	314,078,667		389,139,332
Capital shares issued in reinvestment of dividends [ 717,606 and 531,090 shares, respectively ]	7,093,738		5,281,255
Capital shares repurchased [ (48,183,428) and (55,279,573) shares, respectively ]	(480,264,491)		(551,010,601)

Total Class IB transactions	(159,092,086)		(156,590,014)

Class K†
Capital shares sold [ 208,774,321 and 0 shares, respectively ]	2,080,661,348	(z)	—
Capital shares issued in reinvestment of dividends [ 1,492,495 and 0 shares, respectively ]	14,733,179		—
Capital shares repurchased [ (12,716,200) and 0 shares, respectively ]	(126,624,044)		—

Total Class K transactions	1,968,770,483		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	314,291,912		223,754,560

TOTAL INCREASE (DECREASE) IN NET ASSETS	289,965,064		236,960,319
NET ASSETS:
Beginning of year	3,066,310,937		2,829,350,618

End of year (a)	$3,356,276,001		$3,066,310,937

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$78,103		$560,328

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/PIMCO Ultra Short Bond Portfolio exchanged approximately 207,033,416 Class IA shares for approximately 207,033,416 Class K shares. This exchange amounted to approximately $2,063,337,134.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO(ii)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				March 30, 2007* to December 31, 2007
Class IA	2011	2010	2009	2008
Net asset value, beginning of period	$9.95	$9.90	$9.28	$10.53	$10.06

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.06 (e)	0.10 (e)	0.34 (e)	0.34 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.06)	0.05	0.67	(0.71)	0.51

Total from investment operations	0.01	0.11	0.77	(0.37)	0.85

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.12)	(0.31)	(0.29)
Distributions from net realized gains	—	—	(0.03)	(0.57)	(0.09)

Total dividends and distributions	(0.08)	(0.06)	(0.15)	(0.88)	(0.38)

Net asset value, end of period	$9.88	$9.95	$9.90	$9.28	$10.53

Total return (b)	0.07%	1.10%	8.25%	(3.74)%	8.72%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$48,992	$1,541,074	$1,156,322	$952,328	$705,347
Ratio of expenses to average net assets:
After waivers (a)	0.58%	0.62%	0.65%	0.66%	0.65%
Before waivers (a)	0.58%	0.62%	0.65%	0.68%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.70%	0.58%	1.01%	3.20%	4.45%
Before waivers (a)	0.70%	0.58%	1.01%	3.18%	4.40%
Portfolio turnover rate	210%	206%	246%	1,056%	1,088%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO(ii)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.96	$9.91	$9.28	$10.54	$9.76

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.03 (e)	0.07 (e)	0.31 (e)	0.43	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.06)	0.05	0.68	(0.71)	0.70

Total from investment operations	(0.02)	0.08	0.75	(0.40)	1.13

Less distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.09)	(0.29)	(0.26)
Distributions from net realized gains	—	—	(0.03)	(0.57)	(0.09)

Total dividends and distributions	(0.05)	(0.03)	(0.12)	(0.86)	(0.35)

Net asset value, end of year	$9.89	$9.96	$9.91	$9.28	$10.54

Total return	(0.18)%	0.85%	8.09%	(4.07)%	11.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,356,452	$1,525,237	$1,673,028	$1,120,616	$584,940
Ratio of expenses to average net assets:
After waivers	0.83%	0.87%	0.90%	0.91%	0.90%
Before waivers	0.83%	0.87%	0.90%	0.93%	0.94	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.45%	0.33%	0.75%	2.91%	4.27%
Before waivers	0.45%	0.33%	0.75%	2.89%	4.21%
Portfolio turnover rate	210%	206%	246%	1,056%	1,088%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO(ii)

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.96

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.03)

Total from investment operations	(0.01)

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$9.88

Total return (b)	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,950,832
Ratio of expenses to average net assets:
After waivers (a)	0.58%
Before waivers (a)	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.71%
Before waivers (a)	0.71%
Portfolio turnover rate	210%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(ii)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Short Duration Bond Portfolio and AXA Rosenberg Value Long/Short Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/PIMCO Ultra Short Bond Portfolio.

See Notes to Financial Statements.

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group , LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares	1.42%	2.42%	3.40%	4.63%
Portfolio – Class IB Shares*	1.16	2.20	3.16	4.38
Barclays Capital Intermediate U.S. Government/Credit Index†	5.80	5.88	5.20	5.72
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	6.19

†  In 2011, the Investment Manager revised the Portfolio’s benchmark index to be the Barclays Capital Intermediate U.S. Government/Credit Index which more closely reflects the market sectors in which the Portfolio invests. The Barclays Capital U.S. Aggregate Bond Index was the Portfolio’s benchmark in 2010.

*   Date of inception 7/8/98. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 10/1/93.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.42% for the year ended December 31, 2011. The Portfolio’s benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index, returned 5.80% over the same period.

The Portfolio is managed by AllianceBernstein L.P. using a combination of active and passive strategies. Additionally, AXA Equitable manages a portion which may invest in other underlying fixed-income portfolios and exchange-traded funds (ETFs).

Portfolio Highlights

What helped performance during the year:

•	The Portfolio’s yield curve position, which was overweight 5-10 year maturities relative to the benchmark, added to performance for the year.

•	In addition, an overweight allocation to asset-backed securities was additive.

What hurt performance during the year:

•	An underweight to the Treasuries sector relative to the benchmark was detrimental to performance for the year.

•	Both security selection and an overweight position in the investment-grade corporate security sector dragged on performance.

•	Also detracting from performance was high-yield corporate exposure and agency security selection.

•	The Portfolio maintained a defensively short-duration bias throughout the period, which was a drag on performance.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

We believe the outlook for 2012 hinges on Europe. Recent actions suggest to us that European leaders are determined to avert a disastrous breakup of the euro and to prevent contagion from smaller countries such as Greece to larger economies such as Italy. For the time being, we believe Europe will act as a headwind to global growth. However, global recession remains unlikely, thanks to encouraging signs elsewhere.

We significantly reduced risk in the second half of 2011, moving the Portfolio closer to its benchmark at year-end. Specifically, we meaningfully reduced our overweight in investment-grade corporate debt and cut our exposure to Financials. Our investment-grade corporate positions were well diversified in order to minimize idiosyncratic risk. We also reduced our modest exposure to high-yield corporate bonds and cut our overweight in super-senior commercial mortgage-backed securities. We have kept the portfolio duration close to neutral and maintained a concentration in intermediate-maturity securities, where the steepness of the yield curve is most pronounced, at year-end.

Portfolio Characteristics
As of December 31, 2011
Weighted Average Life (Years)	5.4
Weighted Average Coupon (%)	3.5
Weighted Average Modified Duration (Years)*	3.0
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of 12/31/2011	% of Net Assets
Investment Companies	64.1%
Government Securities	22.2
Corporate Bonds	7.4
Asset-Backed and Mortgage-Backed Securities	5.1
Preferred Stocks	0.1
Equities & Warrants	0.0 #
Cash and Other	1.1

Total	100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$1,007.13	$1.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.55	1.68
Class IB
Actual	1,000.00	1,005.65	3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.76	3.48

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.33% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (5.1%)
Asset-Backed Securities (2.9%)
American Express Credit Account Master Trust,
Series 2011-1 A
0.448%, 4/17/17(l)		$1,445,000	$1,445,039
AmeriCredit Automobile Receivables Trust,
Series 2011-3 A2
0.840%, 11/10/14		1,015,000	1,013,385
Series 2011-4 A2
0.920%, 3/9/15		500,000	499,219
Series 2011-5 A2
1.190%, 8/8/15		346,000	345,716
BMW Vehicle Lease Trust,
Series 2011-1 A2
0.640%, 4/22/13		1,130,000	1,129,569
CarMax Auto Owner Trust,
Series 2009-2 A4
2.820%, 12/15/14		320,000	328,607
CitiFinancial Mortgage Securities, Inc.,
Series 2003-1 AFPT
3.360%, 1/25/33(e)		108,987	92,598
CNH Equipment Trust,
Series 2010-C A3
1.170%, 5/15/15		570,764	571,777
Discover Card Master Trust,
Series 2009-A1 A1
1.578%, 12/15/14(l)		381,000	383,021
Series 2009-A2 A
1.578%, 2/17/15(l)		327,000	329,346
Series 2010-A1 A1
0.928%, 9/15/15(l)		342,000	343,953
FASTR,
Series 2011-R3 A2
1.960%, 7/15/15§	CAD	1,014,000	995,208
Ford Credit Auto Lease Trust,
Series 2011-A A2
0.740%, 9/15/13		$1,080,000	1,078,525
Series 2011-B A2
0.820%, 1/15/14		459,000	458,492
Ford Credit Auto Owner Trust,
Series 2011-B A2
0.680%, 1/15/14		985,000	983,652
Ford Credit Floorplan Master Owner Trust,
Series 2009-2 A
1.828%, 9/15/14(l)		1,450,000	1,461,254
GE Capital Credit Card Master Note Trust,
Series 2011-1 A
0.828%, 1/15/17(l)		565,000	566,847
Series 2011-2 A
0.758%, 5/15/19(l)		970,000	970,127
GE Equipment Midticket LLC,
Series 2011-1 A3
1.000%, 8/24/15		302,234	301,403
Huntington Auto Trust,
Series 2011-1A A3
1.010%, 1/15/16§		474,000	474,121
Hyundai Auto Lease Securitization Trust,
Series 2011-A A2
0.690%, 11/15/13§		481,000	480,201

Hyundai Floorplan Master Owner Trust,
Series 2009-1A A
1.528%, 11/17/14(l)§		$780,000	$783,820
John Deere Owner Trust,
Series 2011-A A2
0.640%, 6/16/14		810,000	809,361
Mercedes-Benz Auto Lease Trust,
Series 2011-1A A2
0.790%, 4/15/13§		942,158	941,845
Series 2011-B A2
0.900%, 1/15/14§		989,000	988,248
Navistar Financial Dealer Note Master Trust,
Series 2011-1 A
1.444%, 10/25/16(l)§		367,000	367,000
Option One Mortgage Loan Trust,
Series 2006-3 M1
0.524%, 2/25/37(l)		870,182	7,008
Penarth Master Issuer plc,
Series 2010-2A A2
1.037%, 12/18/14(l)§		1,550,000	1,551,938
Residential Asset Securities Corp.,
Series 2003-KS3 A2
0.894%, 5/25/33(l)		44,115	34,134
Santander Drive Auto Receivables Trust,
Series 2011-4 A2
1.370%, 3/16/15		397,000	396,690
SmartTrust,
Series 2011-2USA A2A
1.220%, 11/14/13§		935,000	932,947
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1 A3
1.220%, 6/22/15		1,375,000	1,381,390
World Omni Automobile Lease Securitization Trust,
Series 2011-A A2
0.810%, 10/15/13		1,261,789	1,260,358

			23,706,799

Non-Agency CMO (2.2%)
Banc of America Commercial Mortgage, Inc.,
Series 2006-5 A4
5.414%, 9/10/47		865,000	930,790
Bear Stearns Alt-A Trust,
Series 2006-1 22A1
2.558%, 2/25/36(l)		533,713	282,943
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4
4.959%, 5/25/35(l)		298,479	255,978
Series 2006-AR1 3A1
2.690%, 3/25/36(l)		592,787	364,128
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3 A2
5.560%, 10/15/48		1,601,105	1,628,418
CS First Boston Mortgage Securities Corp.,
Series 2004-C1 A4
4.750%, 1/15/37(l)		303,000	316,766
Greenwich Capital Commercial Funding Corp.,
Series 2003-C1 A4
4.111%, 7/5/35		562,183	576,825
Series 2005-GG3 A4
4.799%, 8/10/42(l)		900,000	966,937
Series 2007-GG9 A2
5.381%, 3/10/39		1,236,516	1,284,377

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

GS Mortgage Securities Corp. II,
Series 2006-GG6 A4
5.553%, 4/10/38(l)	$1,642,000	$1,781,552
Indymac Index Mortgage Loan Trust,
Series 2006-AR7 4A1
5.408%, 5/25/36(l)	282,535	120,208
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-CB11 A4
5.335%, 8/12/37(l)	642,000	699,922
Series 2006-CB14 A4
5.481%, 12/12/44(l)	349,000	379,403
LB-UBS Commercial Mortgage Trust,
Series 2003-C3 A4
4.166%, 5/15/32	863,000	886,324
Series 2004-C2 A4
4.367%, 3/15/36	266,000	278,096
Series 2004-C4 A4
5.320%, 6/15/29(l)	275,000	294,562
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A8 A1C1
5.250%, 8/25/36(l)	165,904	160,152
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-2 A4
5.906%, 6/12/46(l)	74,000	82,252
Series 2006-3 A2
5.291%, 7/12/46(l)	1,413,539	1,426,585
Series 2006-3 A4
5.414%, 7/12/46(l)	1,921,000	2,100,624
Morgan Stanley Capital I, Inc.,
Series 2006-IQ12 A4
5.332%, 12/15/43	558,000	615,683
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1 A1A
0.910%, 2/25/47(l)	561,366	283,233
WF-RBS Commercial Mortgage Trust,
Series 2011-C3 A2
3.240%, 3/15/44§	1,737,539	1,811,236

		17,526,994

Total Asset-Backed and Mortgage-Backed Securities		41,233,793

Corporate Bonds (7.4%)
Consumer Discretionary (0.9%)
Hotels, Restaurants & Leisure (0.0%)
Marriott International, Inc.
5.625%, 2/15/13	314,000	325,172

Household Durables (0.0%)
Whirlpool Corp.
8.600%, 5/1/14	75,000	83,723

Media (0.9%)
CBS Corp.
8.875%, 5/15/19	281,000	363,895
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	267,000	384,779
Comcast Corp.
5.150%, 3/1/20	615,000	702,269
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	267,000	286,930
4.600%, 2/15/21	335,000	345,552

News America, Inc.
9.250%, 2/1/13	$332,000	$358,071
6.550%, 3/15/33	173,000	192,936
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	586,000	720,022
Time Warner Cable, Inc.
7.500%, 4/1/14	329,000	371,707
5.000%, 2/1/20	352,000	382,526
Time Warner Entertainment Co. LP
8.375%, 3/15/23	384,000	499,366
Time Warner, Inc.
7.625%, 4/15/31	662,000	852,321
Turner Broadcasting System, Inc.
8.375%, 7/1/13	226,000	249,933
Viacom, Inc.
5.625%, 9/15/19	688,000	784,058
WPP Finance 2010
4.750%, 11/21/21§	250,000	249,560
WPP Finance UK Corp.
8.000%, 9/15/14	312,000	348,967

		7,092,892

Total Consumer Discretionary		7,501,787

Consumer Staples (0.2%)
Food & Staples Retailing (0.0%)
Delhaize Group S.A.
5.875%, 2/1/14	186,000	201,262

Food Products (0.2%)
Bunge Ltd. Finance Corp.
5.875%, 5/15/13	296,000	308,169
5.100%, 7/15/15	217,000	229,280
Cadbury Schweppes U.S. Finance LLC
5.125%, 10/1/13§	524,000	555,451

		1,092,900

Total Consumer Staples		1,294,162

Energy (0.9%)
Energy Equipment & Services (0.1%)
Weatherford International Ltd.
9.625%, 3/1/19	560,000	717,171

Oil, Gas & Consumable Fuels (0.8%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	158,000	177,821
6.450%, 9/15/36	206,000	238,175
Energy Transfer Partners LP
6.700%, 7/1/18	353,000	390,952
7.500%, 7/1/38	357,000	408,569
EQT Corp.
8.125%, 6/1/19	395,000	473,382
Gaz Capital S.A. for Gazprom OAO
6.212%, 11/22/16(m)	484,000	501,601
KazMunaiGaz Finance Sub B.V.
7.000%, 5/5/20§	458,000	485,294
Kinder Morgan Energy Partners LP
4.150%, 3/1/22	280,000	280,619
Korea National Oil Corp.
4.000%, 10/27/16§	241,000	247,387

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Marathon Petroleum Corp.
3.500%, 3/1/16		$89,000	$90,606
5.125%, 3/1/21		151,000	159,283
Nabors Industries, Inc.
9.250%, 1/15/19		502,000	632,484
Noble Energy, Inc.
8.250%, 3/1/19		575,000	732,619
Noble Holding International Ltd.
4.900%, 8/1/20		56,000	59,455
Petronas Capital Ltd.
5.250%, 8/12/19§		785,000	872,528
TransCanada PipeLines Ltd.
6.350%, 5/15/67(l)		519,000	515,107
Williams Partners LP
5.250%, 3/15/20		325,000	358,816
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17		146,000	173,280

			6,797,978

Total Energy			7,515,149

Financials (3.4%)
Capital Markets (0.5%)
Bear Stearns Cos. LLC
5.550%, 1/22/17		524,000	559,855
Goldman Sachs Group, Inc.
7.500%, 2/15/19		732,000	815,239
6.000%, 6/15/20		494,000	505,437
5.250%, 7/27/21		207,000	201,502
Macquarie Group Ltd.
4.875%, 8/10/17§		763,000	706,443
Merrill Lynch & Co., Inc.
6.050%, 5/16/16		138,000	129,953
6.400%, 8/28/17		329,000	315,511
Morgan Stanley
5.625%, 1/9/12		223,000	223,093
6.625%, 4/1/18		345,000	339,285
5.500%, 7/24/20		498,000	460,406

			4,256,724

Commercial Banks (0.8%)
ABN Amro Bank N.V.
4.310%, 3/29/49(l)	EUR	161,000	142,736
BankAmerica Capital II
8.000%, 12/15/26		$212,000	190,800
Compass Bank
5.500%, 4/1/20		543,000	510,542
Landwirtschaftliche Rentenbank
5.125%, 2/1/17		306,000	354,725
National Capital Trust II
5.486%, 12/29/49(l)§		181,000	162,900
Royal Bank of Scotland plc
2.625%, 5/11/12§		1,341,000	1,350,003
6.125%, 1/11/21		555,000	537,762
RSHB Capital S.A. (Russian Agricultural Bank OJSC)
7.750%, 5/29/18§		621,000	662,389
Santander U.S. Debt S.A.U.
2.991%, 10/7/13§		737,000	707,082
Societe Generale S.A.
2.500%, 1/15/14§		355,000	326,396
SouthTrust Corp.
5.800%, 6/15/14		367,000	392,422

Standard Chartered plc
6.409%, 1/29/49(l)§		$525,000	$425,250
UFJ Finance Aruba AEC
6.750%, 7/15/13		232,000	249,346
UniCredit Luxembourg Finance S.A.
6.000%, 10/31/17§		340,000	264,236
Wachovia Corp.
5.500%, 5/1/13		258,000	273,217

			6,549,806

Diversified Financial Services (0.9%)
AngloGold Ashanti Holdings plc
5.375%, 4/15/20		487,000	477,650
Bank of America Corp.
7.375%, 5/15/14		450,000	469,237
5.650%, 5/1/18		285,000	270,505
7.625%, 6/1/19		127,000	131,723
Citigroup, Inc.
5.500%, 4/11/13		553,000	560,666
6.500%, 8/19/13		150,000	155,625
8.500%, 5/22/19		652,000	774,865
Harley-Davidson Funding Corp.
5.750%, 12/15/14§		574,000	619,660
JPMorgan Chase & Co.
6.300%, 4/23/19		622,000	709,444
4.400%, 7/22/20		314,000	320,825
Series 1
7.900%, 4/29/49(l)		217,000	230,020
LBG Capital No.1 plc
8.000%, 12/29/49(l)(m)		313,000	225,986
Nationwide Building Society
6.250%, 2/25/20§		812,000	836,175
ORIX Corp.
4.710%, 4/27/15		613,000	636,153
QBE Capital Funding III Ltd.
7.250%, 5/24/41(l)§		205,000	180,400
TECO Finance, Inc.
4.000%, 3/15/16		177,000	186,801
5.150%, 3/15/20		218,000	242,243

			7,027,978

Insurance (0.8%)
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16		198,000	223,710
American International Group, Inc.
6.400%, 12/15/20		440,000	429,121
Genworth Financial, Inc.
6.515%, 5/22/18		516,000	470,389
Guardian Life Insurance Co. of America
7.375%, 9/30/39§		385,000	480,846
Hartford Financial Services Group, Inc.
4.000%, 3/30/15		161,000	158,709
5.500%, 3/30/20		406,000	404,021
Lincoln National Corp.
8.750%, 7/1/19		178,000	215,907
Markel Corp.
7.125%, 9/30/19		391,000	448,922
Massachusetts Mutual Life Insurance Co.
8.875%, 6/1/39§		342,000	498,937
Metlife Capital Trust IV
7.875%, 12/15/37§(e)		327,000	336,810

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

MetLife, Inc.
7.717%, 2/15/19	$199,000	$246,157
Nationwide Mutual Insurance Co.
9.375%, 8/15/39§	607,000	719,783
Principal Financial Group, Inc.
7.875%, 5/15/14	436,000	498,302
Swiss Reinsurance Solutions Holding Corp.
7.000%, 2/15/26	316,000	354,303
XL Group plc
5.250%, 9/15/14	384,000	403,934
Series E
6.500%, 12/29/49(l)	442,000	344,760

		6,234,611

Investment Companies (0.1%)
IPIC GMTN Ltd.
3.750%, 3/1/17§	720,000	719,226

Real Estate Investment Trusts (REITs) (0.3%)
ERP Operating LP
5.250%, 9/15/14	496,000	530,065
HCP, Inc.
6.000%, 1/30/17	504,000	544,504
Health Care REIT, Inc.
6.200%, 6/1/16	508,000	544,056
Healthcare Realty Trust, Inc.
5.125%, 4/1/14	259,000	267,233

		1,885,858

Thrifts & Mortgage Finance (0.0%)
Countrywide Financial Corp.
6.250%, 5/15/16	232,000	215,684

Total Financials		26,889,887

Health Care (0.2%)
Health Care Providers & Services (0.2%)
Coventry Health Care, Inc.
6.300%, 8/15/14	459,000	496,868
6.125%, 1/15/15	58,000	63,365
5.950%, 3/15/17	149,000	165,390
Humana, Inc.
6.450%, 6/1/16	66,000	73,842
7.200%, 6/15/18	479,000	562,587

Total Health Care		1,362,052

Industrials (0.5%)
Airlines (0.1%)
Southwest Airlines Co.
5.250%, 10/1/14	467,000	496,784
5.750%, 12/15/16	204,000	221,993

		718,777

Building Products (0.0%)
Owens Corning, Inc.
6.500%, 12/1/16	451,000	487,869

Commercial Services & Supplies (0.1%)
Aviation Capital Group Corp.
7.125%, 10/15/20§	269,000	260,930
R.R. Donnelley & Sons Co.
4.950%, 4/1/14	542	533

Republic Services, Inc.
5.500%, 9/15/19	$422,000	$483,937

		745,400

Road & Rail (0.2%)
Asciano Finance Ltd.
3.125%, 9/23/15§	728,000	706,484
Canadian Pacific Railway Co.
6.500%, 5/15/18	70,000	79,436
Con-way, Inc.
6.700%, 5/1/34	432,000	420,521
Ryder System, Inc.
7.200%, 9/1/15	210,000	244,368
5.850%, 11/1/16	221,000	252,443

		1,703,252

Trading Companies & Distributors (0.1%)
Noble Group Ltd.
6.750%, 1/29/20§	794,000	684,121

Total Industrials		4,339,419

Information Technology (0.1%)
Computers & Peripherals (0.0%)
Hewlett-Packard Co.
4.650%, 12/9/21	325,000	342,050

IT Services (0.0%)
Computer Sciences Corp.
5.500%, 3/15/13	206,000	206,185

Office Electronics (0.1%)
Xerox Corp.
8.250%, 5/15/14	17,000	19,215
6.750%, 2/1/17	321,000	366,391

		385,606

Total Information Technology		933,841

Materials (0.3%)
Chemicals (0.1%)
Dow Chemical Co.
7.600%, 5/15/14	121,000	136,732
8.550%, 5/15/19	302,000	392,619
PPG Industries, Inc.
5.750%, 3/15/13	266,000	280,212

		809,563

Construction Materials (0.0%)
Holcim U.S. Finance S.a.r.l & Cie S.C.S.
6.000%, 12/30/19§	67,000	69,483

Containers & Packaging (0.0%)
Packaging Corp. of America
5.750%, 8/1/13	247,000	259,967

Metals & Mining (0.1%)
ArcelorMittal S.A.
6.125%, 6/1/18	500,000	492,378

Paper & Forest Products (0.1%)
International Paper Co.
7.950%, 6/15/18	551,000	667,388

Total Materials		2,298,779

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
Pacific Bell Telephone Co.
6.625%, 10/15/34		$605,000	$648,838
Telecom Italia Capital S.A.
6.175%, 6/18/14		564,000	542,549
7.175%, 6/18/19		444,000	412,925
Virgin Media Secured Finance plc
5.250%, 1/15/21		300,000	317,214

			1,921,526

Wireless Telecommunication Services (0.1%)
American Tower Corp.
5.050%, 9/1/20		613,000	615,012
U.S. Cellular Corp.
6.700%, 12/15/33		278,000	281,682

			896,694

Total Telecommunication Services			2,818,220

Utilities (0.5%)
Electric Utilities (0.2%)
Allegheny Energy Supply Co. LLC
5.750%, 10/15/19§		321,000	347,479
Centrais Eletricas Brasileiras S.A.
5.750%, 10/27/21§		575,000	596,910
FirstEnergy Corp.
Series C
7.375%, 11/15/31		223,000	277,346
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.150%, 11/15/13§		364,000	388,007
Union Electric Co.
6.700%, 2/1/19		77,000	94,763

			1,704,505

Gas Utilities (0.0%)
DCP Midstream LLC
5.350%, 3/15/20§		206,000	225,778

Independent Power Producers & Energy Traders (0.1%)
Constellation Energy Group, Inc.
5.150%, 12/1/20		565,000	615,515
Perusahaan Listrik Negara PT
5.500%, 11/22/21§		411,000	417,374

			1,032,889

Multi-Utilities (0.2%)
Abu Dhabi National Energy Co.
4.125%, 3/13/17§		441,000	444,936
Ameren Corp.
8.875%, 5/15/14		430,000	482,319
NiSource Finance Corp.
6.800%, 1/15/19		425,000	499,034

			1,426,289

Total Utilities			4,389,461

Total Corporate Bonds			59,342,757

Government Securities (22.2%)
Agency ABS (2.1%)
Federal Farm Credit Bank
0.296%, 10/12/12(l)		$200,000	$200,181
0.354%, 6/26/13(l)		700,000	701,231
0.324%, 9/29/14(l)		4,570,000	4,572,605
Federal National Mortgage Association
0.315%, 10/18/12(l)		200,000	200,201
0.312%, 11/23/12(l)		6,220,000	6,226,139
Residual Funding Corp.
0.000%, 7/15/20 PO STRIPS		6,305,000	5,239,571

			17,139,928

Foreign Governments (0.7%)
Russian Federation
7.500%, 3/31/30(e)(m)		454,240	528,569
State of Qatar
4.500%, 1/20/22§		500,000	515,938
United Mexican States
Series M
8.000%, 6/11/20	MXN	56,445,000	4,501,585

			5,546,092

Supranational (0.3%)
Asian Development Bank
5.500%, 6/27/16		$422,000	501,334
Inter-American Development Bank
5.125%, 9/13/16		473,000	558,441
International Bank for Reconstruction & Development
9.250%, 7/15/17		266,000	361,819
Nordic Investment Bank
5.000%, 2/1/17		473,000	555,728

			1,977,322

U.S. Government Agencies (9.4%)
Federal Home Loan Mortgage Corp.
2.392%, 3/1/34(l)		210,778	220,068
5.500%, 1/1/35		473,370	514,179
5.500%, 7/1/35		311,918	338,955
5.148%, 11/1/35(l)		682,564	721,129
2.583%, 4/1/36(l)		1,020,697	1,087,043
3.676%, 11/1/37(l)		184,747	193,285
5.500%, 4/1/38		1,350,057	1,462,017
5.219%, 5/1/38(l)		946,730	1,006,376
4.500%, 10/1/39		6,808,309	7,211,489
Federal National Mortgage Association
4.500%, 6/1/26		4,290,929	4,570,845
9.000%, 8/1/26		3,060	3,681
6.250%, 5/15/29		5,743,000	8,098,320
5.500%, 4/1/33		440,820	480,201
5.500%, 7/1/33		503,956	548,977
5.000%, 11/1/33		1,349,766	1,457,694
2.441%, 3/1/34(l)		439,430	459,252
5.500%, 4/1/34		247,555	269,632
5.500%, 5/1/34		158,716	172,871
5.500%, 11/1/34		744,756	811,173
5.500%, 2/1/35		5,107,455	5,562,936
6.000%, 4/1/35		522,442	581,135
4.500%, 8/1/35		971,795	1,034,202
4.500%, 9/1/35		899,518	957,705
5.000%, 2/1/36		920,059	993,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

5.000%, 7/1/36	$384,078	$414,729
5.954%, 2/1/37(l)	242,896	254,611
5.500%, 3/1/37	598,067	651,309
3.436%, 6/1/37(l)	854,961	902,305
3.136%, 8/1/37(l)	279,405	296,324
6.000%, 8/1/37	5,534,339	6,083,449
6.000%, 10/1/37	2,948,068	3,240,572
5.500%, 5/1/38	689,533	749,733
6.000%, 5/1/38	969,470	1,065,660
5.500%, 6/1/38	3,035,563	3,300,582
4.758%, 10/1/39(l)	841,334	885,165
5.000%, 12/1/39	610,348	658,866
6.000%, 2/1/40	587,071	645,319
6.000%, 4/1/40	453,718	498,736
4.000%, 1/1/41	1,399,415	1,469,713
3.500%, 12/1/41	4,224,314	4,349,558
4.500%, 1/25/27 TBA	1,778,000	1,895,098
4.000%, 1/25/42 TBA	9,295,000	9,762,655
Government National Mortgage Association
8.500%, 10/15/17	1,083	1,201
8.500%, 11/15/17	4,061	4,507
8.000%, 7/15/26	348	405

		75,887,002

U.S. Treasuries (9.7%)
U.S. Treasury Bonds
5.375%, 2/15/31	1,800,000	2,565,494
4.500%, 2/15/36	3,353,000	4,387,862
4.625%, 2/15/40	8,293,300	11,193,521
U.S. Treasury Notes
1.875%, 7/15/13 TIPS	6,660,000	8,596,022
1.500%, 6/30/16	1,900,000	1,965,090
1.000%, 8/31/16	25,211,700	25,489,422
0.875%, 11/30/16	4,170,000	4,182,868
2.625%, 11/15/20	16,280,000	17,529,617
2.000%, 11/15/21	2,175,000	2,199,979

		78,109,875

Total Government Securities		178,660,219

Total Long-Term Debt Securities (34.7%) (Cost $266,619,403)		279,236,769

	Number of Shares	Value (Note 1)
PREFERRED STOCK:
Financials (0.1%)
Diversified Financial Services (0.1%)
Citigroup Capital XII
8.500%(l)	13,000	327,080

Total Preferred Stocks (0.1%) (Cost $325,000)		327,080

COMMON STOCK:
Financials (0.0%)
Diversified Financial Services (0.0%)
Leucadia National Corp.	29	660

Total Common Stocks (0.0%) (Cost $—)		660

INVESTMENT COMPANIES:
Investment Companies (64.1%)
EQ/AllianceBernstein Short-Term Bond‡	34,432,160	$320,739,862
EQ/Intermediate Government Bond Index Portfolio‡	18,771,233	194,480,209

Total Investment Companies (64.1%) (Cost $515,066,398)		515,220,071

Total Investments (98.9%) (Cost $782,010,801)		794,784,580
Other Assets Less Liabilities (1.1%)		8,609,232

Net Assets (100%)		$803,393,812

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $25,390,760 or 3.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(e)	Step Bond – Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2011. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2011.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:

ABS	— Asset-Backed Security
CAD	— Canadian Dollar
CMO	— Collateralized Mortgage Obligation
EUR	— European Currency Unit
MXN	— Mexican Peso
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TBA	— Security is subject to delayed delivery.
TIPS	— Treasury Inflation Protected Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/AllianceBernstein Short-Term Bond(aa)(a)	$619,170,989	$15,752,179	$286,440,616	$320,739,862	$10,945,412	$8,591,624
EQ/Intermediate Government Bond Index Portfolio(bb)	—	193,834,787	796	194,480,209	1,022,508	—

	$619,170,989	$209,586,966	$286,441,412	$515,220,071	$11,967,920	$8,591,624

(a)	Formerly known as ATM Core Bond.
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Short-Term Bond Portfolio for Class K in the amount of $516,880,491, representing 53,662,019 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $28,679,026, representing 2,771,764 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/5/12	HSBC Bank plc	1,014	$981,664	$995,314	$(13,650)
European Union Euro vs. U.S. Dollar, expiring 1/19/12	HSBC Bank plc	122	158,405	157,321	1,084
Mexican Peso vs. U.S. Dollar, expiring 1/20/12	Credit Suisse First Boston	65,691	4,722,296	4,701,616	20,680

					$8,114

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$23,706,799	$—	$23,706,799
Non-Agency CMO	—	17,526,994	—	17,526,994
Common Stocks
Financials	660	—	—	660
Corporate Bonds
Consumer Discretionary	—	7,501,787	—	7,501,787

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Consumer Staples	$—	$1,294,162	$—	$1,294,162
Energy	—	7,515,149	—	7,515,149
Financials	—	26,889,887	—	26,889,887
Health Care	—	1,362,052	—	1,362,052
Industrials	—	4,339,419	—	4,339,419
Information Technology	—	933,841	—	933,841
Materials	–	2,298,779	—	2,298,779
Telecommunication Services	—	2,818,220	—	2,818,220
Utilities	—	4,389,461	—	4,389,461
Forward Currency Contracts	—	21,764	—	21,764
Government Securities
Agency ABS	—	17,139,928	—	17,139,928
Foreign Governments	—	5,546,092	—	5,546,092
Supranational	—	1,977,322	—	1,977,322
U.S. Government Agencies	—	75,887,002	—	75,887,002
U.S. Treasuries	—	78,109,875	—	78,109,875
Investment Companies
Investment Companies	—	515,220,071	—	515,220,071
Preferred Stocks
Financials	327,080	—	—	327,080

Total Assets	$327,740	$794,478,604	$—	$794,806,344

Liabilities:
Forward Currency Contracts	$—	$(13,650)	$—	$(13,650)

Total Liabilities	$—	$(13,650)	$—	$(13,650)

Total	$327,740	$794,464,954	$—	$794,792,694

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	21,764
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$21,764

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(13,650)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(13,650)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	333,156	—	333,156
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$333,156	$—	$333,156

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	53,075	—	53,075
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$53,075	$—	$53,075

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $5,946,000 during the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$509,959,533
Long-term U.S. Treasury securities	16,291,720

$526,251,253

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$603,363,111
Long-term U.S. Treasury securities	12,032,450

$615,395,561

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,095,530
Aggregate gross unrealized depreciation	(3,355,335)

Net unrealized appreciation	$12,740,195

Federal income tax cost of investments	$782,044,385

The Portfolio has a net capital loss carryforward of $168,438,025 of which $50,143,394 expires in the year 2016 and $118,294,631 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $16,513,330 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $515,066,398)	$515,220,071
Unaffiliated Issuers (Cost $266,944,403)	279,564,509
Cash	23,895,619
Foreign cash (Cost $165,172)	163,593
Dividends, interest and other receivables	1,707,620
Receivable for securities sold	361,696
Receivable from Separate Accounts for Trust shares sold	244,101
Unrealized appreciation on forward foreign currency contracts	21,764
Other assets	10,979

Total assets	821,189,952

LIABILITIES
Payable for forward commitments	11,578,076
Payable for securities purchased	3,661,732
Payable to Separate Accounts for Trust shares redeemed	2,136,581
Distribution fees payable - Class IB	134,284
Administrative fees payable	91,847
Investment management fees payable	59,316
Unrealized depreciation on forward foreign currency contracts	13,650
Trustees’ fees payable	1,291
Accrued expenses	119,363

Total liabilities	17,796,140

NET ASSETS	$803,393,812

Net assets were comprised of:
Paid in capital	$959,068,811
Accumulated undistributed net investment income (loss)	59,154
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(168,513,827)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	12,779,674

Net assets	$803,393,812

Class IA
Net asset value, offering and redemption price per share, $171,713,995 / 20,342,230 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.44

Class IB
Net asset value, offering and redemption price per share, $631,679,817 / 75,119,884 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.41

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Interest(net of $3,178 foreign withholding tax)	$10,259,374
Dividends ($11,967,920 of dividends income received from affiliates)	11,995,552

Total income	22,254,926

EXPENSES
Investment management fees	3,400,687
Distribution fees - Class IB	1,660,326
Administrative fees	1,335,028
Custodian fees	95,500
Printing and mailing expenses	61,527
Professional fees	51,455
Trustees’ fees	21,438
Miscellaneous	78,033

Gross expenses	6,703,994
Less: Waiver from investment advisor	(3,460,154)

Net expenses	3,243,840

NET INVESTMENT INCOME (LOSS)	19,011,086

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($8,591,624 of realized gain from affiliates)	17,256,607
Foreign currency transactions	292,702
Securities sold short	(30,984)

Net realized gain (loss)	17,518,325

Change in unrealized appreciation (depreciation) on:
Securities	(26,256,440)
Foreign currency translations	50,804

Net change in unrealized appreciation (depreciation)	(26,205,636)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,687,311)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,323,775

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,011,086	$84,609,880
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	17,518,325	196,429,513
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(26,205,636)	(18,340,285)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,323,775	262,699,108

DIVIDENDS:
Dividends from net investment income
Class IA	(4,622,723)	(22,175,228)
Class IB	(15,311,781)	(74,464,870)

TOTAL DIVIDENDS	(19,934,504)	(96,640,098)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,433,674 and 17,739,347 shares, respectively ]	12,300,768	165,488,358
Capital shares issued in reinvestment of dividends [ 548,533 and 2,602,573 shares, respectively ]	4,622,723	22,175,228
Capital shares repurchased [ (5,032,565) and (80,713,295) shares, respectively ]	(43,266,375)	(763,817,194)
Capital shares repurchased in-kind (Note 9)[ 0 and (221,712,573) shares, respectively ]	—	(2,175,724,210)

Total Class IA transactions	(26,342,884)	(2,751,877,818)

Class IB
Capital shares sold [ 10,560,725 and 17,065,841 shares, respectively ]	90,434,597	159,911,022
Capital shares issued in reinvestment of dividends [ 1,823,754 and 8,773,862 shares, respectively ]	15,311,781	74,464,870
Capital shares repurchased [ (18,794,733) and (22,022,115) shares, respectively ]	(161,025,488)	(206,774,579)

Total Class IB transactions	(55,279,110)	27,601,313

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(81,621,994)	(2,724,276,505)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(91,232,723)	(2,558,217,495)
NET ASSETS:
Beginning of year	894,626,535	3,452,844,030

End of year (a)	$803,393,812	$894,626,535

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$59,154	$3,208

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO(jj)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010		2009	2008	2007
Net asset value, beginning of year	$8.55		$9.02		$8.75	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21	(e)	0.29	(e)	0.30 (e)	0.63	0.46 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.09)		0.29		0.26	(1.26)	0.01

Total from investment operations	0.12		0.58		0.56	(0.63)	0.47

Less distributions:
Dividends from net investment income	(0.23)		(1.05)		(0.29)	(0.56)	(0.53)

Net asset value, end of year	$8.44		$8.55		$9.02	$8.75	$9.94

Total return	1.42%		6.49%		6.34%	(6.36)%	4.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$171,714		$200,072		$2,755,163	$883,979	$1,556,385
Ratio of expenses to average net assets:
After waivers	0.19	%(f)(zz)	0.56	%(f)(z)	0.59%	0.65%	0.64%
Before waivers	0.59	%(f)	0.58	%(f)	0.59%	0.65%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers	2.44	%(f)(x)	3.08	%(f)(x)	3.38%	4.80%	4.49%
Before waivers	2.03	%(f)(x)	3.06	%(f)(x)	3.38%	4.80%	4.49%
Portfolio turnover rate	63%		94%		173%	135%	165%

	Year Ended December 31,
Class IB	2011		2010		2009	2008	2007
Net asset value, beginning of year	$8.52		$8.98		$8.71	$9.89	$9.95

Income (loss) from investment operations:
Net investment income (loss)	0.19	(e)	0.26	(e)	0.28 (e)	0.48	0.43 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.09)		0.30		0.25	(1.13)	0.01

Total from investment operations	0.10		0.56		0.53	(0.65)	0.44

Less distributions:
Dividends from net investment income	(0.21)		(1.02)		(0.26)	(0.53)	(0.50)

Net asset value, end of year	$8.41		$8.52		$8.98	$8.71	$9.89

Total return	1.16%		6.29%		6.09%	(6.57)%	4.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$631,680		$694,555		$697,681	$410,584	$497,051
Ratio of expenses to average net assets:
After waivers	0.44	%(f)(zz)	0.70	%(f)(z)	0.84%	0.90%	0.89%
Before waivers	0.84	%(f)	0.82	%(f)	0.84%	0.90%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers	2.18	%(f)(x)	2.77	%(f)(x)	3.09%	4.53%	4.24%
Before waivers	1.77	%(f)(x)	2.64	%(f)(x)	3.09%	4.53%	4.24%
Portfolio turnover rate	63%		94%		173%	135%	165%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(jj)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Caywood-Scholl High Yield Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Quality Bond PLUS Portfolio.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% and 0.78% for Class IA and Class IB, respectively.
(zz)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.60% and 0.85% for Class IA and Class IB, respectively.

See Notes to Financial Statements.

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(3.79)%	(0.05)%	5.34%	4.91%
Portfolio – Class IB Shares	(4.04)	(0.31)	5.07	4.72
Portfolio – Class K Shares***	(3.90)	(0.28)	5.08	4.73
Russell 2000® Index	(4.18)	0.15	5.62	5.19

*    Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 1/1/98.

***  Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (3.79)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 2000® Index, returned (4.18)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance were: Utilities, Consumer Staples, Health Care, Telecommunication Services and Energy.

•	The five stocks that provided the most positive impact on performance were: Pharmasset, HealthSpring, Questor Pharmaceuticals, TIBCO Software and NetLogic Microsystems.

What hurt performance during the year:

•	The sectors that detracted most from relative performance for the year were: Information Technology, Consumer Discretionary, Financials, Industrials and Materials.

•	The five stocks that detracted the most from performance for the year were: Hecla Mining, Meritor, MF Global Holdings, MGIC Investment Corp. and Thompson Creek Metals.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	21.8%
Information Technology	17.0
Industrials	15.5
Consumer Discretionary	13.0
Health Care	12.5
Energy	6.7
Materials	4.4
Utilities	3.7
Consumer Staples	3.6
Telecommunication Services	0.8
Cash and Other	1.0

100.0%

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$905.30	$1.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.32	1.90
Class IB
Actual	1,000.00	903.74	2.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.06	3.18
Class K†
Actual	1,000.00	1,107.34	1.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.33	1.90

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.37%, 0.62% and 0.37%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.0%)
Auto Components (0.9%)
American Axle & Manufacturing Holdings, Inc.*	62,775	$620,845
Amerigon, Inc.*	16,200	231,012
Cooper Tire & Rubber Co.	55,722	780,665
Dana Holding Corp.*	118,365	1,438,135
Dorman Products, Inc.*	10,700	395,151
Drew Industries, Inc.*	18,670	457,975
Exide Technologies, Inc.*	60,600	159,378
Fuel Systems Solutions, Inc.*	12,100	199,529
Modine Manufacturing Co.*	39,726	375,808
Standard Motor Products, Inc.	14,300	286,715
Stoneridge, Inc.*	19,300	162,699
Superior Industries International, Inc.	16,146	267,055
Tenneco, Inc.*	45,497	1,354,900

		6,729,867

Automobiles (0.0%)
Winnebago Industries, Inc.*	18,846	139,083

Distributors (0.2%)
Core-Mark Holding Co., Inc.	8,000	316,800
Pool Corp.	42,178	1,269,558

		1,586,358

Diversified Consumer Services (1.3%)
American Public Education, Inc.*	16,907	731,735
Ascent Capital Group, Inc., Class A*	13,131	666,004
Bridgepoint Education, Inc.*	12,904	296,792
Capella Education Co.*	12,845	463,062
Coinstar, Inc.*	24,386	1,112,977
Grand Canyon Education, Inc.*	24,848	396,574
Hillenbrand, Inc.	46,000	1,026,720
K12, Inc.*	21,984	394,393
Lincoln Educational Services Corp.	13,200	104,280
Matthews International Corp., Class A	26,639	837,264
Regis Corp.	53,252	881,321
Sotheby’s, Inc.	53,202	1,517,853
Steiner Leisure Ltd.*	13,032	591,523
Stewart Enterprises, Inc., Class A	69,487	400,245
Strayer Education, Inc.	9,000	874,710

		10,295,453

Hotels, Restaurants & Leisure (2.8%)
AFC Enterprises, Inc.*	20,300	298,410
Ambassadors Group, Inc.	18,284	82,461
Ameristar Casinos, Inc.	23,700	409,773
Biglari Holdings, Inc.*	891	328,102
BJ’s Restaurants, Inc.*	17,234	781,045
Bob Evans Farms, Inc.	27,190	911,953
Boyd Gaming Corp.*	40,000	298,400
Bravo Brio Restaurant Group, Inc.*	14,100	241,815
Buffalo Wild Wings, Inc.*	13,300	897,883
CEC Entertainment, Inc.	18,498	637,256
Cheesecake Factory, Inc.*	47,221	1,385,936
Churchill Downs, Inc.	6,793	354,119

Cracker Barrel Old Country Store, Inc.	20,623	$1,039,606
Denny’s Corp.*	76,200	286,512
DineEquity, Inc.*	11,281	476,171
Domino’s Pizza, Inc.*	45,313	1,538,376
Einstein Noah Restaurant Group, Inc.	709	11,216
Gaylord Entertainment Co.*	27,776	670,513
International Speedway Corp., Class A	21,600	547,560
Interval Leisure Group, Inc.*	36,800	500,848
Isle of Capri Casinos, Inc.*	19,700	91,999
Jack in the Box, Inc.*	31,539	659,165
Krispy Kreme Doughnuts, Inc.*	44,500	291,030
Life Time Fitness, Inc.*	30,600	1,430,550
Orient-Express Hotels Ltd., Class A*	71,509	534,172
P.F. Chang’s China Bistro, Inc.	22,760	703,512
Papa John’s International, Inc.*	17,571	662,075
Peet’s Coffee & Tea, Inc.*	12,568	787,762
Pinnacle Entertainment, Inc.*	55,600	564,896
Red Robin Gourmet Burgers, Inc.*	12,100	335,170
Ruby Tuesday, Inc.*	49,828	343,813
Scientific Games Corp., Class A*	52,100	505,370
Shuffle Master, Inc.*	59,049	692,054
Six Flags Entertainment Corp.	30,395	1,253,490
Sonic Corp.*	51,138	344,159
Texas Roadhouse, Inc.	39,618	590,308
Vail Resorts, Inc.	26,794	1,134,994

		22,622,474

Household Durables (0.7%)
American Greetings Corp., Class A	30,057	376,013
Beazer Homes USA, Inc.*	51,600	127,968
Blyth, Inc.	3,800	215,840
Ethan Allen Interiors, Inc.	21,554	511,045
Furniture Brands International, Inc.*	34,100	41,943
Helen of Troy Ltd.*	28,998	890,239
Hovnanian Enterprises, Inc., Class A*	53,685	77,843
iRobot Corp.*	15,900	474,615
KB Home	56,500	379,680
La-Z-Boy, Inc.*	49,009	583,207
M.D.C. Holdings, Inc.	27,500	484,825
Meritage Homes Corp.*	29,039	673,414
Ryland Group, Inc.	40,456	637,587
Sealy Corp.*	63,330	108,928
Standard Pacific Corp.*	76,900	244,542

		5,827,689

Internet & Catalog Retail (0.3%)
Blue Nile, Inc.*	10,768	440,196
HSN, Inc.	28,868	1,046,754
Nutrisystem, Inc.	19,300	249,549
Orbitz Worldwide, Inc.*	32,831	123,444
Overstock.com, Inc.*	12,900	101,136
Shutterfly, Inc.*	21,797	496,100

		2,457,179

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Leisure Equipment & Products (0.3%)
Brunswick Corp.	67,358	$1,216,485
Callaway Golf Co.	52,763	291,779
JAKKS Pacific, Inc.	21,998	310,392
Smith & Wesson Holding Corp.*	48,135	209,869
Sturm Ruger & Co., Inc.	14,400	481,824

		2,510,349

Media (1.2%)
Arbitron, Inc.	24,981	859,596
Belo Corp., Class A	76,323	480,835
Central European Media Enterprises Ltd., Class A*	26,900	175,388
Cinemark Holdings, Inc.	68,178	1,260,611
Crown Media Holdings, Inc., Class A*	93,711	113,390
Digital Generation, Inc.*	20,260	241,499
Harte-Hanks, Inc.	32,500	295,425
Journal Communications, Inc., Class A*	1,360	5,984
Knology, Inc.*	36,304	515,517
LIN TV Corp., Class A*	5,129	21,696
Lions Gate Entertainment Corp.*	32,600	271,232
Live Nation Entertainment, Inc.*	116,413	967,392
McClatchy Co., Class A*	52,600	125,714
MDC Partners, Inc., Class A	18,400	248,768
Meredith Corp.	26,700	871,755
National CineMedia, Inc.	38,023	471,485
New York Times Co., Class A*	100,700	778,411
Scholastic Corp.	22,160	664,135
Sinclair Broadcast Group, Inc., Class A	36,300	411,279
Valassis Communications, Inc.*	32,134	617,937
Value Line, Inc.	2,481	25,505

		9,423,554

Multiline Retail (0.3%)
99 Cents Only Stores*	41,149	903,220
Fred’s, Inc., Class A	35,015	510,519
Saks, Inc.*	84,616	825,006

		2,238,745

Specialty Retail (3.5%)
Aeropostale, Inc.*	59,300	904,325
America’s Car-Mart, Inc.*	6,200	242,916
ANN, Inc.*	44,804	1,110,243
Asbury Automotive Group, Inc.*	30,242	652,017
Ascena Retail Group, Inc.*	50,712	1,507,161
Barnes & Noble, Inc.*	28,900	418,472
Big 5 Sporting Goods Corp.	11,938	124,633
Brown Shoe Co., Inc.	39,863	354,781
Buckle, Inc.	23,389	955,908
Cabela’s, Inc.*	35,935	913,468
Cato Corp., Class A	23,623	571,677
Charming Shoppes, Inc.*	86,400	423,360
Children’s Place Retail Stores, Inc.*	21,690	1,152,173
Christopher & Banks Corp.	29,600	69,264
Coldwater Creek, Inc.*	47,200	55,696
Collective Brands, Inc.*	45,850	658,864
Express, Inc.*	40,600	809,564
Finish Line, Inc., Class A	40,613	783,222

Francesca’s Holdings Corp.*	10,400	$179,920
Genesco, Inc.*	16,957	1,046,925
GNC Holdings, Inc., Class A*	16,800	486,360
Group 1 Automotive, Inc.	19,837	1,027,557
Hibbett Sports, Inc.*	24,155	1,091,323
HOT Topic, Inc.	32,400	214,164
Jos. A. Bank Clothiers, Inc.*	23,587	1,150,102
Kirkland’s, Inc.*	13,400	178,220
Lithia Motors, Inc., Class A	16,100	351,946
Lumber Liquidators Holdings, Inc.*	14,176	250,348
Mattress Firm Holding Corp.*	10,900	252,771
Men’s Wearhouse, Inc.	36,951	1,197,582
Monro Muffler Brake, Inc.	21,604	838,019
Office Depot, Inc.*	203,800	438,170
OfficeMax, Inc.*	70,987	322,281
Pacific Sunwear of California, Inc.*	52,300	89,433
Penske Automotive Group, Inc.	35,500	683,375
PEP Boys-Manny, Moe & Jack	39,777	437,547
Pier 1 Imports, Inc.*	71,156	991,203
Rent-A-Center, Inc.	42,203	1,561,511
Rue21, Inc.*	11,800	254,880
Select Comfort Corp.*	43,800	950,022
Sonic Automotive, Inc., Class A	22,725	336,557
Stage Stores, Inc.	36,374	505,235
Talbots, Inc.*	56,300	149,758
Teavana Holdings, Inc.*	11,300	212,214
Vitamin Shoppe, Inc.*	18,200	725,816
Zumiez, Inc.*	16,900	469,144

		28,100,127

Textiles, Apparel & Luxury Goods (1.5%)
Carter’s, Inc.*	36,072	1,436,026
Cherokee, Inc.	8,679	101,284
Columbia Sportswear Co.	9,634	448,463
Crocs, Inc.*	63,734	941,351
G-III Apparel Group Ltd.*	12,100	301,411
Iconix Brand Group, Inc.*	53,631	873,649
Jones Group, Inc.	67,394	711,007
Liz Claiborne, Inc.*	88,465	763,453
Maidenform Brands, Inc.*	17,330	317,139
Oxford Industries, Inc.	10,300	464,736
Quiksilver, Inc.*	105,800	381,938
Skechers U.S.A., Inc., Class A*	31,479	381,525
Steven Madden Ltd.*	27,427	946,231
True Religion Apparel, Inc.*	23,610	816,434
Vera Bradley, Inc.*	14,527	468,496
Warnaco Group, Inc.*	29,097	1,456,014
Wolverine World Wide, Inc.	37,240	1,327,234

		12,136,391

Total Consumer Discretionary		104,067,269

Consumer Staples (3.6%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	7,274	789,665
Central European Distribution Corp.*	53,400	233,625
Coca-Cola Bottling Co. Consolidated	3,800	222,490
Heckmann Corp.*	74,457	495,139

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

National Beverage Corp.*	14,200	$228,194

		1,969,113

Food & Staples Retailing (1.2%)
Andersons, Inc.	14,406	628,966
Casey’s General Stores, Inc.	29,813	1,535,668
Fresh Market, Inc.*	20,598	821,860
Ingles Markets, Inc., Class A	15,500	233,430
Nash Finch Co.	9,061	265,306
Pantry, Inc.*	16,735	200,318
Pricesmart, Inc.	13,052	908,289
Rite Aid Corp.*	447,000	563,220
Ruddick Corp.	36,902	1,573,501
Spartan Stores, Inc.	17,070	315,795
Susser Holdings Corp.*	9,200	208,104
United Natural Foods, Inc.*	36,788	1,471,888
Weis Markets, Inc.	8,051	321,557
Winn-Dixie Stores, Inc.*	40,900	383,642

		9,431,544

Food Products (1.4%)
B&G Foods, Inc.	39,300	945,951
Cal-Maine Foods, Inc.	11,692	427,576
Chiquita Brands International, Inc.*	41,200	343,608
Darling International, Inc.*	80,197	1,065,818
Diamond Foods, Inc.	18,037	582,054
Farmer Bros Co.	9,617	73,474
Fresh Del Monte Produce, Inc.	26,804	670,368
Hain Celestial Group, Inc.*	26,280	963,425
J&J Snack Foods Corp.	11,703	623,536
Lancaster Colony Corp.	13,737	952,524
Lifeway Foods, Inc.*	17,415	167,881
Pilgrim’s Pride Corp.*	39,000	224,640
Sanderson Farms, Inc.	17,293	866,898
Smart Balance, Inc.*	43,200	231,552
Snyders-Lance, Inc.	34,640	779,400
Tootsie Roll Industries, Inc.	21,257	503,153
TreeHouse Foods, Inc.*	28,333	1,852,411

		11,274,269

Household Products (0.2%)
Central Garden & Pet Co., Class A*	34,733	288,979
Harbinger Group, Inc.*	44,200	177,242
Spectrum Brands Holdings, Inc.*	14,600	400,040
WD-40 Co.	12,027	486,011

		1,352,272

Personal Products (0.4%)
Elizabeth Arden, Inc.*	19,800	733,392
Inter Parfums, Inc.	13,200	205,392
Nu Skin Enterprises, Inc., Class A	38,059	1,848,526
Prestige Brands Holdings, Inc.*	27,800	313,306
Synutra International, Inc.*	14,900	75,394
USANA Health Sciences, Inc.*	7,000	212,590

		3,388,600

Tobacco (0.2%)
Alliance One International, Inc.*	75,924	206,513
Star Scientific, Inc.*	67,907	148,037
Universal Corp.	16,753	769,968

Vector Group Ltd.	34,841	$618,776

		1,743,294

Total Consumer Staples		29,159,092

Energy (6.7%)
Energy Equipment & Services (2.2%)
Basic Energy Services, Inc.*	17,700	348,690
Bristow Group, Inc.	27,080	1,283,321
C&J Energy Services, Inc.*	14,100	295,113
Cal Dive International, Inc.*	75,498	169,870
Complete Production Services, Inc.*	61,640	2,068,638
Dril-Quip, Inc.*	27,205	1,790,633
Exterran Holdings, Inc.*	46,900	426,790
Forbes Energy Services Ltd.*	2,150	12,895
Global Geophysical Services, Inc.*	16,600	111,552
Gulf Island Fabrication, Inc.	10,396	303,667
Gulfmark Offshore, Inc., Class A*	19,255	808,903
Helix Energy Solutions Group, Inc.*	83,800	1,324,040
Hercules Offshore, Inc.*	97,424	432,563
Hornbeck Offshore Services, Inc.*	21,834	677,291
ION Geophysical Corp.*	105,500	646,715
Key Energy Services, Inc.*	94,772	1,466,123
Lufkin Industries, Inc.	24,788	1,668,480
Matrix Service Co.*	20,600	194,464
McCoy Corp.	3,100	9,433
Natural Gas Services Group, Inc.*	10,277	148,605
Newpark Resources, Inc.*	70,202	666,919
OYO Geospace Corp.*	3,000	231,990
Parker Drilling Co.*	102,029	731,548
Pioneer Drilling Co.*	43,400	420,112
Tesco Corp.*	24,200	305,888
TETRA Technologies, Inc.*	70,061	654,370
Vantage Drilling Co.*	158,800	184,208
Willbros Group, Inc.*	31,198	114,497

		17,497,318

Oil, Gas & Consumable Fuels (4.5%)
Abraxas Petroleum Corp.*	60,600	199,980
Alon USA Energy, Inc.	26,200	228,202
Amyris, Inc.*	12,900	148,866
Apco Oil and Gas International, Inc.	7,755	633,739
Approach Resources, Inc.*	16,500	485,265
ATP Oil & Gas Corp.*	33,749	248,393
Berry Petroleum Co., Class A	40,021	1,681,682
Bill Barrett Corp.*	36,802	1,253,844
BPZ Resources, Inc.*	73,455	208,612
CAMAC Energy, Inc.*	57,700	58,277
Carrizo Oil & Gas, Inc.*	26,003	685,179
Cheniere Energy, Inc.*	59,900	520,531
Clayton Williams Energy, Inc.*	4,500	341,460
Clean Energy Fuels Corp.*	29,059	362,075
Cloud Peak Energy, Inc.*	44,777	865,092
Comstock Resources, Inc.*	35,000	535,500
Contango Oil & Gas Co.*	10,649	619,559
Crosstex Energy, Inc.	22,111	279,483
CVR Energy, Inc.*	64,400	1,206,212
Delek U.S. Holdings, Inc.	21,300	243,033

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

DHT Holdings, Inc.	42,163	$31,201
Endeavour International Corp.*	22,700	197,263
Energy Partners Ltd.*	23,200	338,720
Energy XXI Bermuda Ltd.*	52,602	1,676,952
Frontline Ltd.	37,800	162,162
FX Energy, Inc.*	33,100	158,880
GeoResources, Inc.*	12,500	366,375
Gevo, Inc.*	17,800	111,962
GMX Resources, Inc.*	26,525	33,156
Golar LNG Ltd.	29,787	1,324,032
Goodrich Petroleum Corp.*	18,600	255,378
Green Plains Renewable Energy, Inc.*	17,600	171,776
Gulfport Energy Corp.*	32,694	962,838
Harvest Natural Resources, Inc.*	1,000	7,380
Houston American Energy Corp.*	200	2,438
Hyperdynamics Corp.*	114,200	279,790
Isramco, Inc.*	200	17,912
James River Coal Co.*	22,038	152,503
Jura Energy Corp.*(b)	6,900	271
KiOR, Inc., Class A*	14,500	147,610
Knightsbridge Tankers Ltd.	16,250	222,137
Kodiak Oil & Gas Corp.*	188,100	1,786,950
Magnum Hunter Resources Corp.*	73,300	395,087
McMoRan Exploration Co.*	70,819	1,030,416
Nordic American Tankers Ltd.	37,501	449,637
Northern Oil and Gas, Inc.*	45,861	1,099,747
Oasis Petroleum, Inc.*	43,740	1,272,397
Overseas Shipholding Group, Inc.	20,500	224,065
Patriot Coal Corp.*	66,973	567,261
Penn Virginia Corp.	39,395	208,399
Petroleum Development Corp.*	21,161	742,963
PetroQuest Energy, Inc.*	47,459	313,229
Rentech, Inc.*	162,000	212,220
Resolute Energy Corp.*	30,500	329,400
Rex Energy Corp.*	24,000	354,240
Rosetta Resources, Inc.*	39,624	1,723,644
SemGroup Corp., Class A*	30,500	794,830
Ship Finance International Ltd.	36,005	336,287
Solazyme, Inc.*	15,600	185,640
Stone Energy Corp.*	32,982	870,065
Swift Energy Co.*	34,769	1,033,335
Targa Resources Corp.	12,365	503,132
Teekay Tankers Ltd., Class A	21,657	76,233
Uranium Energy Corp.*	46,500	142,290
USEC, Inc.*	96,814	110,368
VAALCO Energy, Inc.*	38,800	234,352
Venoco, Inc.*	18,600	125,922
W&T Offshore, Inc.	31,644	671,169
Warren Resources, Inc.*	54,200	176,692
Western Refining, Inc.*	34,603	459,874
World Fuel Services Corp.	54,116	2,271,790

		36,127,354

Total Energy		53,624,672

Financials (21.8%)
Capital Markets (1.7%)
Apollo Investment Corp.	144,691	931,810
Artio Global Investors, Inc.	23,000	112,240
BGC Partners, Inc., Class A	45,700	271,458

BlackRock Kelso Capital Corp.	45,469	$371,027
Calamos Asset Management, Inc., Class A	15,571	194,793
Capital Southwest Corp.	2,190	178,595
Cohen & Steers, Inc.	14,609	422,200
Diamond Hill Investment Group, Inc.	1,713	126,728
Duff & Phelps Corp., Class A	21,795	316,028
Edelman Financial Group, Inc.	16,900	111,033
Epoch Holding Corp.	10,500	233,415
Evercore Partners, Inc., Class A	15,311	407,579
Fifth Street Finance Corp.	52,609	503,468
Financial Engines, Inc.*	28,100	627,473
GAMCO Investors, Inc., Class A	4,900	213,101
GFI Group, Inc.	51,200	210,944
Gladstone Capital Corp.	18,501	141,163
Gladstone Investment Corp.	18,204	132,343
Harris & Harris Group, Inc.*	25,500	88,230
Hercules Technology Growth Capital, Inc.	29,107	274,770
HFF, Inc., Class A*	21,300	220,029
INTL FCStone, Inc.*	9,600	226,272
Investment Technology Group, Inc.*	34,900	377,269
JMP Group, Inc.	12,100	86,515
KBW, Inc.	28,733	436,167
Knight Capital Group, Inc., Class A*	76,705	906,653
Main Street Capital Corp.	14,600	310,104
MCG Capital Corp.	53,936	215,205
Medallion Financial Corp.	12,930	147,143
MVC Capital, Inc.	18,500	214,415
NGP Capital Resources Co.	17,841	128,277
Oppenheimer Holdings, Inc., Class A	7,800	125,580
PennantPark Investment Corp.	33,258	335,573
Prospect Capital Corp.	78,945	733,399
Safeguard Scientifics, Inc.*	15,000	236,850
Solar Capital Ltd.	26,800	592,012
Stifel Financial Corp.*	40,629	1,302,159
SWS Group, Inc.	20,283	139,344
TICC Capital Corp.	24,300	210,195
Triangle Capital Corp.	16,100	307,832
Virtus Investment Partners, Inc.*	3,578	271,964
Walter Investment Management Corp.	19,702	404,088
Westwood Holdings Group, Inc.	4,297	157,055

		13,952,498

Commercial Banks (6.3%)
1st Source Corp.	10,620	269,005
Alliance Financial Corp./New York	3,400	104,992
Ameris Bancorp*	11,554	118,775
Ames National Corp.	7,850	153,075
Arrow Financial Corp.	7,950	186,348
BancFirst Corp.	6,250	234,625
Banco Latinoamericano de Comercio Exterior S.A., Class E	24,681	396,130
Bancorp Rhode Island, Inc.	3,000	119,100
Bancorp, Inc./Delaware*	16,500	119,295
BancorpSouth, Inc.	61,300	675,526

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Bank of Marin Bancorp/California	4,300	$161,637
Bank of the Ozarks, Inc.	22,338	661,875
Banner Corp.	12,000	205,800
BBCN Bancorp, Inc.*	48,269	456,142
Boston Private Financial Holdings, Inc.	61,370	487,278
Bridge Bancorp, Inc.	7,581	150,862
Bryn Mawr Bank Corp.	7,680	149,683
Camden National Corp.	5,600	182,560
Capital City Bank Group, Inc.	9,800	93,590
Cardinal Financial Corp.	2,316	24,874
Cascade Bancorp*	28,100	123,078
Cathay General Bancorp	64,847	968,166
Centerstate Banks, Inc.	15,293	101,240
Chemical Financial Corp.	17,541	373,974
Citizens & Northern Corp.	9,802	181,043
City Holding Co.	14,550	493,099
CNB Financial Corp./Pennsylvania	7,100	112,038
CoBiz Financial, Inc.	24,221	139,755
Columbia Banking System, Inc.	31,455	606,138
Community Bank System, Inc.	25,878	719,408
Community Trust Bancorp, Inc.	13,296	391,168
CVB Financial Corp.	69,987	701,970
Eagle Bancorp, Inc.*	12,500	181,750
Enterprise Financial Services Corp.	11,395	168,646
F.N.B. Corp./Pennsylvania	94,051	1,063,717
Financial Institutions, Inc.	10,000	161,400
First Bancorp, Inc./Maine	7,219	110,956
First Bancorp/North Carolina	12,510	139,487
First Busey Corp.	56,006	280,030
First Commonwealth Financial Corp.	76,813	404,036
First Community Bancshares, Inc./Virginia	12,200	152,256
First Financial Bancorp	47,316	787,338
First Financial Bankshares, Inc.	25,812	862,895
First Financial Corp./Indiana	8,200	272,896
First Midwest Bancorp, Inc./Illinois	61,668	624,697
First of Long Island Corp.	4,500	118,440
FirstMerit Corp.	87,569	1,324,919
German American Bancorp, Inc.	9,100	165,529
Glacier Bancorp, Inc.	59,314	713,547
Great Southern Bancorp, Inc.	8,530	201,223
Hampton Roads Bankshares, Inc.*	15,100	41,374
Hancock Holding Co.	54,886	1,754,705
Heartland Financial USA, Inc.	10,900	167,206
Heritage Financial Corp./Washington	7,600	95,456
Home Bancshares, Inc./Arkansas	17,750	459,903
Hudson Valley Holding Corp.	12,100	256,762
IBERIABANK Corp.	22,185	1,093,720
Independent Bank Corp./Massachusetts	19,586	534,502
International Bancshares Corp.	46,090	845,060
Investors Bancorp, Inc.*	38,148	514,235
Lakeland Financial Corp.	12,400	320,788
MainSource Financial Group, Inc.	16,581	146,410

MB Financial, Inc.	41,451	$708,812
Merchants Bancshares, Inc.	3,900	113,880
Metro Bancorp, Inc.*	11,823	99,077
National Penn Bancshares, Inc.	107,391	906,380
NBT Bancorp, Inc.	29,778	658,987
Old National Bancorp/Indiana	75,539	880,029
OmniAmerican Bancorp, Inc.*	9,800	153,860
Oriental Financial Group, Inc.	39,100	473,501
Orrstown Financial Services, Inc.	5,265	43,436
Pacific Continental Corp.	15,630	138,326
PacWest Bancorp	25,416	481,633
Park National Corp.	10,148	660,229
Penns Woods Bancorp, Inc.	3,200	124,096
Peoples Bancorp, Inc./Ohio	10,220	151,358
Pinnacle Financial Partners, Inc.*	25,800	416,670
PrivateBancorp, Inc.	44,370	487,183
Prosperity Bancshares, Inc.	38,084	1,536,689
Renasant Corp.	16,481	247,215
Republic Bancorp, Inc./Kentucky, Class A	7,700	176,330
S&T Bancorp, Inc.	20,325	397,354
Sandy Spring Bancorp, Inc.	19,851	348,385
SCBT Financial Corp.	10,334	299,789
Sierra Bancorp	10,066	88,581
Signature Bank/New York*	33,467	2,007,685
Simmons First National Corp., Class A	13,801	375,249
Southside Bancshares, Inc.	11,970	259,270
Southwest Bancorp, Inc./Oklahoma*	15,157	90,336
State Bancorp, Inc./New York	13,496	164,651
State Bank Financial Corp.*	23,200	350,552
StellarOne Corp.	16,896	192,276
Sterling Bancorp/New York	21,698	187,471
Sterling Financial Corp./Washington*	19,700	328,990
Suffolk Bancorp*	7,962	85,910
Susquehanna Bancshares, Inc.	127,954	1,072,255
SVB Financial Group*	34,606	1,650,360
SY Bancorp, Inc.	8,800	180,664
Texas Capital Bancshares, Inc.*	32,423	992,468
Tower Bancorp, Inc.	7,600	216,904
Trico Bancshares	10,216	145,272
Trustmark Corp.	53,380	1,296,600
UMB Financial Corp.	26,518	987,795
Umpqua Holdings Corp.	91,804	1,137,452
United Bankshares, Inc./Virginia	34,217	967,315
United Community Banks, Inc./Georgia*	23,900	167,061
Univest Corp. of Pennsylvania	8,234	120,546
Washington Banking Co.	12,600	150,066
Washington Trust Bancorp, Inc.	11,400	272,004
Webster Financial Corp.	56,165	1,145,204
WesBanco, Inc.	18,898	367,944
Westamerica Bancorp	24,074	1,056,849
Western Alliance Bancorp*	38,960	242,721
Wintrust Financial Corp.	24,912	698,782

		50,328,584

Consumer Finance (0.7%)
Advance America Cash Advance Centers, Inc.	38,977	348,844

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Cash America International, Inc.	24,338	$1,134,881
Credit Acceptance Corp.*	4,200	345,576
DFC Global Corp.*	32,108	579,870
EZCORP, Inc., Class A*	37,296	983,496
First Cash Financial Services, Inc.*	20,968	735,767
First Marblehead Corp.*	50,900	59,553
Nelnet, Inc., Class A	16,369	400,549
Netspend Holdings, Inc.*	27,000	218,970
World Acceptance Corp.*	10,981	807,104

		5,614,610

Diversified Financial Services (0.3%)
Compass Diversified Holdings	25,898	320,876
MarketAxess Holdings, Inc.	20,812	626,649
NewStar Financial, Inc.*	22,828	232,161
PHH Corp.*	44,915	480,590
PICO Holdings, Inc.*	17,775	365,810

		2,026,086

Insurance (2.9%)
Alterra Capital Holdings Ltd.	63,114	1,491,384
American Equity Investment Life Holding Co.	49,493	514,727
American Safety Insurance Holdings Ltd.*	9,506	206,756
AMERISAFE, Inc.*	14,200	330,150
Amtrust Financial Services, Inc.	17,700	420,375
Argo Group International Holdings Ltd.	19,939	577,433
Baldwin & Lyons, Inc., Class B	6,923	150,921
Citizens, Inc./Texas*	25,949	251,446
CNO Financial Group, Inc.*	169,101	1,067,027
Delphi Financial Group, Inc., Class A	38,659	1,712,594
Donegal Group, Inc., Class A	10,144	143,639
EMC Insurance Group, Inc.	4,080	83,926
Employers Holdings, Inc.	28,001	506,538
Enstar Group Ltd.*	5,188	509,462
FBL Financial Group, Inc., Class A	10,900	370,818
First American Financial Corp.	83,300	1,055,411
Flagstone Reinsurance Holdings S.A.	35,395	293,425
Global Indemnity plc*	12,500	247,875
Greenlight Capital Reinsurance Ltd., Class A*	23,193	548,978
Harleysville Group, Inc.	11,188	632,905
Hilltop Holdings, Inc.*	28,700	242,515
Horace Mann Educators Corp.	32,637	447,453
Infinity Property & Casualty Corp.	11,552	655,460
Kansas City Life Insurance Co.	4,906	161,015
Maiden Holdings Ltd.	43,061	377,214
Meadowbrook Insurance Group, Inc.	47,777	510,258
Montpelier Reinsurance Holdings Ltd.	45,193	802,176
National Financial Partners Corp.*	34,969	472,781
National Western Life Insurance Co., Class A	1,700	231,472

Navigators Group, Inc.*	8,503	$405,423
OneBeacon Insurance Group Ltd., Class A	16,300	250,857
Phoenix Cos., Inc.*	84,600	142,128
Platinum Underwriters Holdings Ltd.	28,127	959,412
Presidential Life Corp.	14,858	148,431
Primerica, Inc.	24,700	574,028
ProAssurance Corp.	22,797	1,819,657
RLI Corp.	13,248	965,249
Safety Insurance Group, Inc.	10,875	440,220
SeaBright Holdings, Inc.	18,420	140,913
Selective Insurance Group, Inc.	43,532	771,822
State Auto Financial Corp.	11,834	160,824
Stewart Information Services Corp.	12,627	145,842
Symetra Financial Corp.	49,600	449,872
Tower Group, Inc.	28,421	573,252
United Fire & Casualty Co.	20,164	406,910

		23,370,974

Real Estate Investment Trusts (REITs) (8.6%)
Acadia Realty Trust (REIT)	32,673	658,034
Agree Realty Corp. (REIT)	5,912	144,135
Alexander’s, Inc. (REIT)	1,775	656,803
American Assets Trust, Inc. (REIT)	24,218	496,711
American Campus Communities, Inc. (REIT)	52,400	2,198,704
Anworth Mortgage Asset Corp. (REIT)	93,511	587,249
Apollo Commercial Real Estate Finance, Inc. (REIT)	14,900	195,637
ARMOUR Residential REIT, Inc. (REIT)	55,500	391,275
Ashford Hospitality Trust, Inc. (REIT)	43,700	349,600
Associated Estates Realty Corp. (REIT)	30,124	480,478
BioMed Realty Trust, Inc. (REIT)	112,017	2,025,267
Campus Crest Communities, Inc. (REIT)	22,700	228,362
CapLease, Inc. (REIT)	40,725	164,529
Capstead Mortgage Corp. (REIT)	57,077	710,038
CBL & Associates Properties, Inc. (REIT)	113,738	1,785,687
Cedar Realty Trust, Inc. (REIT)	33,046	142,428
Chesapeake Lodging Trust (REIT)	18,800	290,648
Colonial Properties Trust (REIT)	60,733	1,266,890
Colony Financial, Inc. (REIT)	24,446	384,047
Coresite Realty Corp. (REIT)	14,400	256,608
Cousins Properties, Inc. (REIT)	69,831	447,617
CreXus Investment Corp. (REIT)	38,276	397,305
CubeSmart (REIT)	87,968	935,979
CYS Investments, Inc. (REIT)	60,025	788,728
DCT Industrial Trust, Inc. (REIT)	168,600	863,232
DiamondRock Hospitality Co. (REIT)	123,698	1,192,449
DuPont Fabros Technology, Inc. (REIT)	43,200	1,046,304
Dynex Capital, Inc. (REIT)	29,600	270,248

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

EastGroup Properties, Inc. (REIT)	21,827	$949,038
Education Realty Trust, Inc. (REIT)	65,994	675,119
Entertainment Properties Trust (REIT)	35,114	1,534,833
Equity Lifestyle Properties, Inc. (REIT)	22,349	1,490,455
Equity One, Inc. (REIT)	39,386	668,774
Excel Trust, Inc. (REIT)	22,400	268,800
Extra Space Storage, Inc. (REIT)	74,533	1,805,935
FelCor Lodging Trust, Inc. (REIT)*	74,272	226,530
First Industrial Realty Trust, Inc. (REIT)*	58,130	594,670
First Potomac Realty Trust (REIT)	31,244	407,734
Franklin Street Properties Corp. (REIT)	55,099	548,235
Getty Realty Corp. (REIT)	15,620	217,899
Gladstone Commercial Corp. (REIT)	7,100	124,605
Glimcher Realty Trust (REIT)	75,932	698,574
Government Properties Income Trust (REIT)	25,766	581,023
Hatteras Financial Corp. (REIT)	54,669	1,441,622
Healthcare Realty Trust, Inc. (REIT)	56,458	1,049,554
Hersha Hospitality Trust (REIT)	99,877	487,400
Highwoods Properties, Inc. (REIT)	52,195	1,548,626
Home Properties, Inc. (REIT)	34,938	2,011,381
Hudson Pacific Properties, Inc. (REIT)	16,900	239,304
Inland Real Estate Corp. (REIT)	57,908	440,680
Invesco Mortgage Capital, Inc. (REIT)	83,994	1,180,116
Investors Real Estate Trust (REIT)	60,196	439,130
iStar Financial, Inc. (REIT)*	71,700	379,293
Kilroy Realty Corp. (REIT)	42,943	1,634,840
Kite Realty Group Trust (REIT)	46,229	208,493
LaSalle Hotel Properties (REIT)	63,240	1,531,040
Lexington Realty Trust (REIT)	86,986	651,525
LTC Properties, Inc. (REIT)	21,469	662,533
Medical Properties Trust, Inc. (REIT)	91,312	901,249
MFA Financial, Inc. (REIT)	260,842	1,752,858
Mid-America Apartment Communities, Inc. (REIT)	25,993	1,625,862
Monmouth Real Estate Investment Corp. (REIT), Class A	18,161	166,173
National Health Investors, Inc. (REIT)	21,328	938,005
National Retail Properties, Inc. (REIT)	74,987	1,978,157
Newcastle Investment Corp. (REIT)	76,300	354,795
NorthStar Realty Finance Corp. (REIT)	69,699	332,464
Omega Healthcare Investors, Inc. (REIT)	76,108	1,472,690

Parkway Properties, Inc./Maryland (REIT)	16,000	$157,760
Pebblebrook Hotel Trust (REIT)	37,343	716,239
Pennsylvania Real Estate Investment Trust (REIT)	44,352	463,035
PennyMac Mortgage Investment Trust (REIT)	19,800	329,076
Post Properties, Inc. (REIT)	35,899	1,569,504
Potlatch Corp. (REIT)	29,144	906,670
PS Business Parks, Inc. (REIT)	14,780	819,255
Ramco-Gershenson Properties Trust (REIT)	30,400	298,832
Redwood Trust, Inc. (REIT)	63,891	650,410
Resource Capital Corp. (REIT)	52,294	293,369
Retail Opportunity Investments Corp. (REIT)	33,500	396,640
RLJ Lodging Trust (REIT)	20,200	339,966
Sabra Health Care REIT, Inc. (REIT)	19,773	239,056
Saul Centers, Inc. (REIT)	5,800	205,436
Sovran Self Storage, Inc. (REIT)	23,362	996,857
Strategic Hotels & Resorts, Inc. (REIT)*	122,410	657,342
Summit Hotel Properties, Inc. (REIT)	19,800	186,912
Sun Communities, Inc. (REIT)	13,628	497,831
Sunstone Hotel Investors, Inc. (REIT)*	77,171	628,944
Tanger Factory Outlet Centers (REIT)	66,442	1,948,079
Terreno Realty Corp. (REIT)	7,200	109,008
Two Harbors Investment Corp. (REIT)	103,221	953,762
Universal Health Realty Income Trust (REIT)	11,050	430,950
Urstadt Biddle Properties, Inc. (REIT), Class A	14,489	261,961
Washington Real Estate Investment Trust (REIT)	48,017	1,313,265

		68,945,165

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	6,400	45,952
Consolidated-Tomoka Land Co.	4,600	124,522
Forestar Group, Inc.*	31,321	473,887
Kennedy-Wilson Holdings, Inc.	20,200	213,716
Tejon Ranch Co.*	7,802	190,993

		1,049,070

Thrifts & Mortgage Finance (1.2%)
Astoria Financial Corp.	70,553	598,995
BankFinancial Corp.	22,221	122,660
Beneficial Mutual Bancorp, Inc.*	22,754	190,223
Berkshire Hills Bancorp, Inc.	23,344	518,003
Brookline Bancorp, Inc.	54,077	456,410
Dime Community Bancshares, Inc.	18,101	228,073
ESB Financial Corp.	8,889	125,068
ESSA Bancorp, Inc.	9,839	103,014
First Financial Holdings, Inc.	13,091	116,903
Flagstar Bancorp, Inc.*	201,300	101,657
Flushing Financial Corp.	24,842	313,755

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Home Federal Bancorp, Inc./Idaho	12,482	$129,813
MGIC Investment Corp.*	165,747	618,236
Northfield Bancorp, Inc./New Jersey	13,959	197,659
Northwest Bancshares, Inc.	88,810	1,104,796
OceanFirst Financial Corp.	10,800	141,156
Ocwen Financial Corp.*	68,785	996,007
Oritani Financial Corp.	44,350	566,350
Provident Financial Services, Inc.	55,316	740,681
Provident New York Bancorp	29,200	193,888
Radian Group, Inc.	107,967	252,643
Rockville Financial, Inc.	21,500	222,740
Territorial Bancorp, Inc.	10,395	205,301
TrustCo Bank Corp./New York	70,354	394,686
United Financial Bancorp, Inc.	13,745	221,157
ViewPoint Financial Group	25,560	332,536
WSFS Financial Corp.	6,500	233,740

		9,426,150

Total Financials		174,713,137

Health Care (12.5%)
Biotechnology (3.4%)
Achillion Pharmaceuticals, Inc.*	34,100	259,842
Acorda Therapeutics, Inc.*	32,435	773,250
Affymax, Inc.*	12,393	81,918
Alkermes plc*	68,725	1,193,066
Allos Therapeutics, Inc.*	47,269	67,122
Alnylam Pharmaceuticals, Inc.*	33,101	269,773
AMAG Pharmaceuticals, Inc.*	15,823	299,213
Anthera Pharmaceuticals, Inc.*	31,500	193,410
Ardea Biosciences, Inc.*	10,200	171,462
Arena Pharmaceuticals, Inc.*	84,134	157,331
ARIAD Pharmaceuticals, Inc.*	112,157	1,373,923
ArQule, Inc.*	46,615	262,909
Array BioPharma, Inc.*	68,919	148,865
AVEO Pharmaceuticals, Inc.*	22,700	390,440
BioCryst Pharmaceuticals, Inc.*	21,203	52,371
Cell Therapeutics, Inc.*	133,800	155,208
Celldex Therapeutics, Inc.*	16,278	42,323
Cepheid, Inc.*	44,449	1,529,490
Codexis, Inc.*	27,900	147,870
Cubist Pharmaceuticals, Inc.*	43,018	1,704,373
Curis, Inc.*	54,800	256,464
Cytori Therapeutics, Inc.*	3,720	8,184
Dyax Corp.*	64,968	88,356
Dynavax Technologies Corp.*	90,100	299,132
Emergent Biosolutions, Inc.*	15,400	259,336
Exact Sciences Corp.*	38,300	310,996
Exelixis, Inc.*	92,186	436,501
Genomic Health, Inc.*	13,012	330,375
Geron Corp.*	80,111	118,564
Halozyme Therapeutics, Inc.*	55,035	523,383
Idenix Pharmaceuticals, Inc.*	48,700	362,571
Immunogen, Inc.*	47,068	545,047
Incyte Corp.*	64,547	968,850
Inhibitex, Inc.*	46,200	505,428
InterMune, Inc.*	36,934	465,368
Ironwood Pharmaceuticals, Inc.*	37,000	442,890
Isis Pharmaceuticals, Inc.*	84,998	612,836
Lexicon Pharmaceuticals, Inc.*	121,679	156,966

Ligand Pharmaceuticals, Inc., Class B*	13,726	$162,928
MannKind Corp.*	48,416	121,040
Maxygen, Inc.*	35,908	202,162
Medivation, Inc.*	26,386	1,216,658
Metabolix, Inc.*	21,834	99,345
Micromet, Inc.*	64,779	465,761
Momenta Pharmaceuticals, Inc.*	31,728	551,750
Nabi Biopharmaceuticals*	39,237	73,766
Neurocrine Biosciences, Inc.*	32,000	272,000
Novavax, Inc.*	71,059	89,534
NPS Pharmaceuticals, Inc.*	63,922	421,246
Oncothyreon, Inc.*	31,000	234,980
Onyx Pharmaceuticals, Inc.*	48,084	2,113,292
Opko Health, Inc.*	70,900	347,410
Orexigen Therapeutics, Inc.*	28,003	45,085
Osiris Therapeutics, Inc.*	12,884	68,929
PDL BioPharma, Inc.	104,627	648,687
Pharmacyclics, Inc.*	36,000	533,520
Rigel Pharmaceuticals, Inc.*	45,840	361,678
Sangamo BioSciences, Inc.*	37,600	106,784
Savient Pharmaceuticals, Inc.*	57,929	129,182
Seattle Genetics, Inc.*	72,755	1,216,100
SIGA Technologies, Inc.*	27,652	69,683
Spectrum Pharmaceuticals, Inc.*	34,365	502,760
Synta Pharmaceuticals Corp.*	24,207	113,047
Targacept, Inc.*	19,100	106,387
Theravance, Inc.*	47,527	1,050,347
Vical, Inc.*	5,400	23,814
ZIOPHARM Oncology, Inc.*	44,300	195,363

		27,508,644

Health Care Equipment & Supplies (3.1%)
Abaxis, Inc.*	16,862	466,572
ABIOMED, Inc.*	28,350	523,624
Accuray, Inc.*	43,247	182,935
Align Technology, Inc.*	45,476	1,078,918
Alphatec Holdings, Inc.*	46,909	80,683
Analogic Corp.	12,116	694,489
AngioDynamics, Inc.*	20,940	310,121
ArthroCare Corp.*	21,600	684,288
Atrion Corp.	1,400	336,322
Cantel Medical Corp.	10,300	287,679
Conceptus, Inc.*	28,842	364,563
CONMED Corp.*	25,287	649,117
CryoLife, Inc.*	37,668	180,806
Cyberonics, Inc.*	25,834	865,439
Cynosure, Inc., Class A*	12,753	149,975
Delcath Systems, Inc.*	26,600	81,130
DexCom, Inc.*	47,108	438,575
DynaVox, Inc., Class A*	13,200	48,048
Endologix, Inc.*	36,100	414,428
Greatbatch, Inc.*	21,718	479,968
Haemonetics Corp.*	19,754	1,209,340
Hansen Medical, Inc.*	4,950	12,771
HeartWare International, Inc.*	8,800	607,200
ICU Medical, Inc.*	9,545	429,525
Insulet Corp.*	30,378	572,018
Integra LifeSciences Holdings Corp.*	15,144	466,890
Invacare Corp.	28,116	429,894
IRIS International, Inc.*	17,037	159,296

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Kensey Nash Corp.*	8,104	$155,516
MAKO Surgical Corp.*	20,500	516,805
Masimo Corp.*	43,438	811,639
Medical Action Industries, Inc.*	19,104	99,914
Meridian Bioscience, Inc.	36,277	683,459
Merit Medical Systems, Inc.*	28,107	376,072
Natus Medical, Inc.*	27,018	254,780
Neogen Corp.*	15,978	489,566
Neoprobe Corp.*	71,400	187,068
NuVasive, Inc.*	33,609	423,137
NxStage Medical, Inc.*	32,800	583,184
OraSure Technologies, Inc.*	40,086	365,183
Orthofix International N.V.*	15,053	530,317
Palomar Medical Technologies, Inc.*	15,971	148,530
Quidel Corp.*	19,500	295,035
RTI Biologics, Inc.*	46,849	208,010
SonoSite, Inc.*	9,865	531,329
STAAR Surgical Co.*	25,700	269,593
Stereotaxis, Inc.*	53,634	44,173
STERIS Corp.	47,570	1,418,537
SurModics, Inc.*	14,421	211,412
Symmetry Medical, Inc.*	33,416	266,994
Tornier N.V.*	9,600	172,800
Unilife Corp.*	38,600	120,432
Vascular Solutions, Inc.*	21,668	241,165
Volcano Corp.*	42,624	1,014,025
West Pharmaceutical Services, Inc.	24,264	920,819
Wright Medical Group, Inc.*	31,559	520,723
Zoll Medical Corp.*	16,401	1,036,215

		25,101,046

Health Care Providers & Services (3.2%)
Accretive Health, Inc.*	29,400	675,612
Air Methods Corp.*	9,000	760,050
Alliance HealthCare Services, Inc.*	29,549	37,232
Almost Family, Inc.*	6,700	111,086
Amedisys, Inc.*	24,634	268,757
AMN Healthcare Services, Inc.*	31,600	139,988
Amsurg Corp.*	25,262	657,823
Assisted Living Concepts, Inc., Class A	14,682	218,615
Bio-Reference Labs, Inc.*	21,430	348,666
BioScrip, Inc.*	38,300	209,118
CardioNet, Inc.*	22,102	52,382
Centene Corp.*	39,183	1,551,255
Chemed Corp.	15,290	783,001
Chindex International, Inc.*	15,396	131,174
Corvel Corp.*	4,700	243,037
Cross Country Healthcare, Inc.*	28,695	159,257
Emeritus Corp.*	18,206	318,787
Ensign Group, Inc.	10,800	264,600
ExamWorks Group, Inc.*	19,900	188,652
Gentiva Health Services, Inc.*	26,641	179,827
Hanger Orthopedic Group, Inc.*	28,309	529,095
HealthSouth Corp.*	70,306	1,242,307
Healthspring, Inc.*	51,109	2,787,485
Healthways, Inc.*	32,147	220,528
HMS Holdings Corp.*	61,029	1,951,707
IPC The Hospitalist Co., Inc.*	14,984	685,069

Kindred Healthcare, Inc.*	46,069	$542,232
Landauer, Inc.	8,626	444,239
LHC Group, Inc.*	12,043	154,512
Magellan Health Services, Inc.*	23,515	1,163,287
MedQuist Holdings, Inc.*	23,200	223,184
Metropolitan Health Networks, Inc.*	30,400	227,088
Molina Healthcare, Inc.*	20,610	460,221
MWI Veterinary Supply, Inc.*	9,592	637,292
National Healthcare Corp.	7,200	301,680
Owens & Minor, Inc.#	48,400	1,345,036
PharMerica Corp.*	24,781	376,176
Providence Service Corp.*	5,723	78,748
PSS World Medical, Inc.*	44,221	1,069,706
Select Medical Holdings Corp.*	28,203	239,161
Skilled Healthcare Group, Inc., Class A*	26,700	145,782
Sun Healthcare Group, Inc.*	19,773	76,719
Sunrise Senior Living, Inc.*	42,677	276,547
Team Health Holdings, Inc.*	19,600	432,572
Triple-S Management Corp., Class B*	14,336	287,007
U.S. Physical Therapy, Inc.	9,807	193,002
Universal American Corp.	24,150	306,947
Vanguard Health Systems, Inc.*	22,187	226,751
WellCare Health Plans, Inc.*	31,984	1,679,160

		25,602,159

Health Care Technology (0.5%)
athenahealth, Inc.*	25,081	1,231,979
Computer Programs & Systems, Inc.	7,602	388,538
Epocrates, Inc.*	14,500	113,100
HealthStream, Inc.*	13,000	239,850
MedAssets, Inc.*	36,682	339,308
Medidata Solutions, Inc.*	15,600	339,300
Omnicell, Inc.*	28,055	463,469
Quality Systems, Inc.	30,276	1,119,909

		4,235,453

Life Sciences Tools & Services (0.3%)
Affymetrix, Inc.*	54,400	222,496
Complete Genomics, Inc.*	17,300	50,689
Enzo Biochem, Inc.*	36,735	82,287
eResearchTechnology, Inc.*	39,075	183,262
Fluidigm Corp.*	14,900	196,084
Luminex Corp.*	27,419	582,105
Pacific Biosciences of California, Inc.*	18,000	50,400
PAREXEL International Corp.*	43,537	902,957
Sequenom, Inc.*	75,149	334,413

		2,604,693

Pharmaceuticals (2.0%)
Acura Pharmaceuticals, Inc.*	34,052	118,841
Akorn, Inc.*	43,400	482,608
Auxilium Pharmaceuticals, Inc.*	38,257	762,462
AVANIR Pharmaceuticals, Inc., Class A*	70,900	145,345
Cadence Pharmaceuticals, Inc.*	25,735	101,653
Corcept Therapeutics, Inc.*	59,600	203,832
Depomed, Inc.*	40,700	210,826

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Durect Corp.*	96,364	$113,709
Endocyte, Inc.*	18,500	69,560
Hi-Tech Pharmacal Co., Inc.*	8,600	334,454
Impax Laboratories, Inc.*	56,466	1,138,919
Jazz Pharmaceuticals, Inc.*	16,200	625,806
Lannett Co., Inc.*	33,557	148,322
MAP Pharmaceuticals, Inc.*	17,000	223,890
Medicines Co.*	41,787	778,910
Medicis Pharmaceutical Corp., Class A	44,475	1,478,794
Nektar Therapeutics*	80,386	449,760
Obagi Medical Products, Inc.*	5,013	50,932
Optimer Pharmaceuticals, Inc.*	34,056	416,845
Pain Therapeutics, Inc.*	29,300	111,340
Par Pharmaceutical Cos., Inc.*	32,135	1,051,779
Pozen, Inc.*	26,986	106,595
Questcor Pharmaceuticals, Inc.*	38,400	1,596,672
Sagent Pharmaceuticals, Inc.*	9,600	201,600
Salix Pharmaceuticals Ltd.*	46,463	2,223,255
Sucampo Pharmaceuticals, Inc., Class A*	42,720	189,250
ViroPharma, Inc.*	51,333	1,406,011
Vivus, Inc.*	73,827	719,813
XenoPort, Inc.*	23,178	88,308

		15,550,091

Total Health Care		100,602,086

Industrials (15.5%)
Aerospace & Defense (2.0%)
AAR Corp.	33,512	642,425
Aerovironment, Inc.*	10,321	324,802
American Science & Engineering, Inc.	7,277	495,637
Astronics Corp.*	7,500	268,575
Ceradyne, Inc.*	24,493	655,923
Cubic Corp.	12,186	531,188
Curtiss-Wright Corp.	33,617	1,187,689
DigitalGlobe, Inc.*	22,113	378,353
Esterline Technologies Corp.*	22,687	1,269,791
GenCorp, Inc.*	43,100	229,292
GeoEye, Inc.*	15,341	340,877
HEICO Corp.	30,575	1,788,026
Hexcel Corp.*	75,059	1,817,178
Moog, Inc., Class A*	37,353	1,640,917
National Presto Industries, Inc.	3,572	334,339
Orbital Sciences Corp.*	52,887	768,448
Teledyne Technologies, Inc.*	27,354	1,500,367
Triumph Group, Inc.	29,004	1,695,284

		15,869,111

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	42,600	201,072
Atlas Air Worldwide Holdings, Inc.*	20,727	796,539
Forward Air Corp.	26,940	863,427
Hub Group, Inc., Class A*	26,833	870,194
Pacer International, Inc.*	28,620	153,117

		2,884,349

Airlines (0.6%)
Alaska Air Group, Inc.*	28,707	$2,155,608
Allegiant Travel Co.*	12,677	676,191
JetBlue Airways Corp.*	195,689	1,017,583
SkyWest, Inc.	54,215	682,567
U.S. Airways Group, Inc.*	123,786	627,595

		5,159,544

Building Products (0.7%)
A.O. Smith Corp.	27,822	1,116,219
AAON, Inc.	13,800	282,762
Apogee Enterprises, Inc.	21,400	262,364
Gibraltar Industries, Inc.*	22,500	314,100
Griffon Corp.	51,143	466,936
NCI Building Systems, Inc.*	2,492	27,088
Quanex Building Products Corp.	33,467	502,674
Simpson Manufacturing Co., Inc.	34,619	1,165,275
Trex Co., Inc.*	11,800	270,338
Universal Forest Products, Inc.	15,654	483,239
USG Corp.*	52,400	532,384

		5,423,379

Commercial Services & Supplies (2.7%)
ABM Industries, Inc.	40,632	837,832
ACCO Brands Corp.*	53,466	515,947
Brink’s Co.	38,400	1,032,192
Clean Harbors, Inc.*	33,936	2,162,741
Consolidated Graphics, Inc.*	6,464	312,082
Deluxe Corp.	46,861	1,066,556
Encore Capital Group, Inc.*	10,900	231,734
EnerNOC, Inc.*	17,100	185,877
Ennis, Inc.	22,556	300,671
Fuel Tech, Inc.*	18,014	118,532
G&K Services, Inc., Class A	17,482	508,901
GEO Group, Inc.*	48,474	811,939
Healthcare Services Group, Inc.	60,069	1,062,621
Herman Miller, Inc.	41,791	771,044
HNI Corp.	38,941	1,016,360
Interface, Inc., Class A	40,298	465,039
Knoll, Inc.	39,158	581,496
McGrath RentCorp	19,645	569,509
Metalico, Inc.*	17,703	58,243
Mine Safety Appliances Co.	19,907	659,320
Mobile Mini, Inc.*	32,795	572,273
Portfolio Recovery Associates, Inc.*	13,516	912,600
Quad/Graphics, Inc.	18,500	265,290
Rollins, Inc.	46,127	1,024,942
Standard Parking Corp.*	2,010	35,919
Steelcase, Inc., Class A	66,472	495,881
Swisher Hygiene, Inc.*	62,100	232,254
Sykes Enterprises, Inc.*	35,099	549,650
Team, Inc.*	14,800	440,300
Tetra Tech, Inc.#*	45,537	983,144
TMS International Corp., Class A*	19,200	189,696
U.S. Ecology, Inc.	13,200	247,896
UniFirst Corp.	12,705	720,882
United Stationers, Inc.	33,772	1,099,616
Viad Corp.	16,724	292,336

		21,331,315

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Construction & Engineering (0.7%)
Aegion Corp.*	34,662	$531,715
Argan, Inc.	12,930	196,665
Comfort Systems USA, Inc.	32,243	345,645
Dycom Industries, Inc.*	25,516	533,795
EMCOR Group, Inc.	54,399	1,458,437
Furmanite Corp.*	830	5,237
Granite Construction, Inc.	29,073	689,612
Layne Christensen Co.*	17,093	413,651
MasTec, Inc.*	48,462	841,785
MYR Group, Inc.*	15,100	289,014
Primoris Services Corp.	21,700	323,981
Tutor Perini Corp.*	23,995	296,098

		5,925,635

Electrical Equipment (1.2%)
A123 Systems, Inc.*	58,200	93,702
Acuity Brands, Inc.	34,502	1,828,606
American Superconductor Corp.*	39,075	144,187
AZZ, Inc.	10,493	476,802
Belden, Inc.	40,735	1,355,661
Brady Corp., Class A	37,141	1,172,541
Broadwind Energy, Inc.*	29,219	19,869
Capstone Turbine Corp.*	180,600	209,496
Encore Wire Corp.	17,428	451,385
EnerSys*	37,539	974,888
Franklin Electric Co., Inc.	21,276	926,783
FuelCell Energy, Inc.*	63,560	55,424
Generac Holdings, Inc.*	18,300	512,949
Global Power Equipment Group, Inc.*	11,600	275,500
II-VI, Inc.*	42,786	785,551
LSI Industries, Inc.	6,318	37,908
Vicor Corp.	17,400	138,504

		9,459,756

Industrial Conglomerates (0.2%)
Raven Industries, Inc.	14,213	879,785
Seaboard Corp.*	267	543,612
Standex International Corp.	9,079	310,229

		1,733,626

Machinery (3.2%)
Accuride Corp.*	29,700	211,464
Actuant Corp., Class A	52,613	1,193,789
Albany International Corp., Class A	27,591	637,904
Altra Holdings, Inc.*	22,700	427,441
Ampco-Pittsburgh Corp.	1,780	34,425
Astec Industries, Inc.*	15,843	510,303
Barnes Group, Inc.	45,506	1,097,150
Blount International, Inc.*	35,433	514,487
Briggs & Stratton Corp.	46,044	713,222
Cascade Corp.	6,700	316,039
Chart Industries, Inc.*	21,421	1,158,233
CIRCOR International, Inc.	15,109	533,499
CLARCOR, Inc.	40,474	2,023,295
Colfax Corp.*	20,400	580,992
Commercial Vehicle Group, Inc.*	21,100	190,744
Energy Recovery, Inc.*	25,255	65,158
EnPro Industries, Inc.*	17,254	569,037
ESCO Technologies, Inc.	24,852	715,241

Federal Signal Corp.*	46,400	$192,560
Flow International Corp.*	16,296	57,036
Gorman-Rupp Co.	13,470	365,710
Greenbrier Cos., Inc.*	14,500	352,060
John Bean Technologies Corp.	25,631	393,948
Kadant, Inc.*	9,000	203,490
Kaydon Corp.	23,554	718,397
L.B. Foster Co., Class A	7,800	220,662
Lindsay Corp.	11,575	635,352
Meritor, Inc.*	77,735	413,550
Met-Pro Corp.	8,996	81,324
Middleby Corp.*	12,998	1,222,332
Mueller Industries, Inc.	32,157	1,235,472
Mueller Water Products, Inc., Class A	141,493	345,243
NACCO Industries, Inc., Class A	4,400	392,568
PMFG, Inc.*	12,800	249,728
RBC Bearings, Inc.*	17,000	708,900
Robbins & Myers, Inc.	28,825	1,399,454
Sauer-Danfoss, Inc.*	8,700	315,027
Sun Hydraulics Corp.	15,750	369,022
Tennant Co.	15,831	615,351
Titan International, Inc.	29,200	568,232
Trimas Corp.*	18,800	337,460
Wabash National Corp.*	47,300	370,832
Watts Water Technologies, Inc., Class A	27,659	946,214
Woodward, Inc.	46,733	1,912,782

		26,115,129

Marine (0.0%)
International Shipholding Corp.	5,969	111,561
Ultrapetrol Bahamas Ltd.*	12,635	37,652

		149,213

Professional Services (1.5%)
Acacia Research Corp. - Acacia Technologies*	29,741	1,085,844
Advisory Board Co.*	14,242	1,056,899
Corporate Executive Board Co.	25,204	960,273
CoStar Group, Inc.*	18,236	1,216,888
Exponent, Inc.*	12,223	561,891
FTI Consulting, Inc.*	30,900	1,310,778
Heidrick & Struggles International, Inc.	12,900	277,866
Huron Consulting Group, Inc.*	18,750	726,375
ICF International, Inc.*	13,700	339,486
Insperity, Inc.	17,787	450,901
Kelly Services, Inc., Class A	19,134	261,753
Kforce, Inc.*	24,400	300,852
Korn/Ferry International*	37,552	640,637
Mistras Group, Inc.*	10,700	272,743
Navigant Consulting, Inc.*	42,332	483,008
On Assignment, Inc.*	27,100	302,978
Pendrell Corp.*	111,000	284,160
Resources Connection, Inc.	41,095	435,196
RPX Corp.*	9,000	113,850
TrueBlue, Inc.*	35,615	494,336
VSE Corp.	3,825	92,871

		11,669,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Road & Rail (1.2%)
Amerco, Inc.	8,242	$728,593
Arkansas Best Corp.	23,168	446,447
Avis Budget Group, Inc.*	77,064	826,126
Dollar Thrifty Automotive Group, Inc.*	23,399	1,644,014
Genesee & Wyoming, Inc., Class A*	31,361	1,899,849
Heartland Express, Inc.	48,655	695,280
Knight Transportation, Inc.	54,150	846,906
Old Dominion Freight Line, Inc.*	36,393	1,475,008
Patriot Transportation Holding, Inc.*	900	19,530
Swift Transportation Co.*	58,200	479,568
Werner Enterprises, Inc.	35,366	852,321

		9,913,642

Trading Companies & Distributors (1.1%)
Aircastle Ltd.	33,955	431,908
Applied Industrial Technologies, Inc.	30,888	1,086,331
Beacon Roofing Supply, Inc.*	42,176	853,221
CAI International, Inc.*	3,870	59,830
H&E Equipment Services, Inc.*	21,000	281,820
Interline Brands, Inc.*	30,046	467,816
Kaman Corp.	23,992	655,461
Lawson Products, Inc.	5,314	81,995
RSC Holdings, Inc.*	44,821	829,189
Rush Enterprises, Inc., Class A*	32,200	673,624
TAL International Group, Inc.	12,400	356,996
Textainer Group Holdings Ltd.	8,200	238,784
Titan Machinery, Inc.*	9,700	210,781
United Rentals, Inc.*	45,844	1,354,690
Watsco, Inc.	23,687	1,555,288

		9,137,734

Total Industrials		124,772,018

Information Technology (17.0%)
Communications Equipment (2.1%)
ADTRAN, Inc.	49,306	1,487,069
Anaren, Inc.*	11,000	182,820
Arris Group, Inc.*	89,803	971,668
Aruba Networks, Inc.*	60,316	1,117,052
Aviat Networks, Inc.*	42,137	77,111
Bel Fuse, Inc., Class B	1,450	27,188
Black Box Corp.	15,043	421,806
Blue Coat Systems, Inc.*	36,795	936,433
Calix, Inc.*	27,600	178,572
Comtech Telecommunications Corp.	17,043	487,771
Digi International, Inc.*	18,300	204,228
Emulex Corp.*	79,657	546,447
Finisar Corp.*	66,800	1,118,566
Globecomm Systems, Inc.*	16,250	222,300
Harmonic, Inc.*	86,459	435,753
Infinera Corp.*	86,261	541,719
InterDigital, Inc.	34,625	1,508,611
Ixia*	26,063	273,922
Loral Space & Communications, Inc.*	10,096	655,028
NETGEAR, Inc.*	31,829	1,068,500

Oclaro, Inc.*	39,600	$111,672
Oplink Communications, Inc.*	15,300	251,991
Plantronics, Inc.	31,259	1,114,071
Powerwave Technologies, Inc.*	25,179	52,372
ShoreTel, Inc.*	33,600	214,368
Sonus Networks, Inc.*	163,241	391,778
Sycamore Networks, Inc.*	16,421	293,936
Tekelec*	58,881	643,569
Ubiquiti Networks, Inc.*	12,300	224,229
ViaSat, Inc.*	27,140	1,251,697

		17,012,247

Computers & Peripherals (0.6%)
3D Systems Corp.*	28,200	406,080
Avid Technology, Inc.*	22,731	193,896
Electronics for Imaging, Inc.*	33,652	479,541
Intermec, Inc.*	57,202	392,406
Novatel Wireless, Inc.*	24,000	75,120
OCZ Technology Group, Inc.*	37,700	249,197
Quantum Corp.*	201,581	483,794
Silicon Graphics International Corp.*	23,200	265,872
STEC, Inc.*	32,499	279,166
Stratasys, Inc.*	15,566	473,362
Super Micro Computer, Inc.*	18,500	290,080
Synaptics, Inc.*	23,437	706,626
Xyratex Ltd.	24,200	322,344

		4,617,484

Electronic Equipment, Instruments & Components (2.5%)
Aeroflex Holding Corp.*	15,700	160,768
Anixter International, Inc.*	21,958	1,309,575
Badger Meter, Inc.	13,430	395,245
Benchmark Electronics, Inc.*	48,348	651,248
Brightpoint, Inc.*	43,412	467,113
Checkpoint Systems, Inc.*	36,911	403,806
Cognex Corp.	29,803	1,066,649
Coherent, Inc.*	16,952	886,081
CTS Corp.	24,800	228,160
Daktronics, Inc.	25,100	240,207
DTS, Inc.*	15,895	432,980
Electro Scientific Industries, Inc.*	21,200	306,976
Fabrinet*	15,000	205,200
FARO Technologies, Inc.*	16,067	739,082
FEI Co.*	28,173	1,148,895
GSI Group, Inc.*	22,800	233,244
Insight Enterprises, Inc.*	46,143	705,526
InvenSense, Inc.*	24,700	246,012
Kemet Corp.*	32,400	228,420
Littelfuse, Inc.	19,549	840,216
Maxwell Technologies, Inc.*	21,200	344,288
Measurement Specialties, Inc.*	11,100	310,356
Mercury Computer Systems, Inc.*	18,200	241,878
Methode Electronics, Inc.	300	2,487
Microvision, Inc.*	71,396	25,710
MTS Systems Corp.	15,602	635,781
Newport Corp.*	27,187	370,015
OSI Systems, Inc.*	15,768	769,163
Park Electrochemical Corp.	15,472	396,393
PC Connection, Inc.	21,196	235,064
Plexus Corp.*	28,175	771,431
Power-One, Inc.*	65,400	255,714

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

RadiSys Corp.*	23,542	$119,123
RealD, Inc.*	28,500	226,290
Rofin-Sinar Technologies, Inc.*	24,925	569,536
Rogers Corp.*	13,684	504,392
Sanmina-SCI Corp.*	63,800	593,978
Scansource, Inc.*	23,039	829,404
SYNNEX Corp.*	15,862	483,157
TTM Technologies, Inc.*	38,162	418,256
Universal Display Corp.*	26,560	974,486

		19,972,305

Internet Software & Services (1.7%)
Active Network, Inc.*	14,500	197,200
Ancestry.com, Inc.*	23,200	532,672
Angie’s List, Inc.*	14,900	239,890
Bankrate, Inc.*	16,729	359,673
comScore, Inc.*	23,363	495,296
Constant Contact, Inc.*	18,346	425,811
Cornerstone OnDemand, Inc.*	14,800	269,952
DealerTrack Holdings, Inc.*	37,064	1,010,365
Demand Media, Inc.*	18,600	123,690
Dice Holdings, Inc.*	35,600	295,124
Digital River, Inc.*	35,331	530,672
EarthLink, Inc.	103,433	666,108
InfoSpace, Inc.*	26,800	294,532
Internap Network Services Corp.*	39,400	234,036
IntraLinks Holdings, Inc.*	23,500	146,640
j2 Global, Inc.	33,278	936,443
Keynote Systems, Inc.	10,100	207,454
KIT Digital, Inc.*	26,000	219,700
Limelight Networks, Inc.*	38,800	114,848
Liquidity Services, Inc.*	13,800	509,220
LivePerson, Inc.*	34,100	427,955
LogMeIn, Inc.*	12,100	466,455
Move, Inc.*	29,550	186,756
NIC, Inc.	46,855	623,640
OpenTable, Inc.*	17,300	676,949
Openwave Systems, Inc.*	79,841	126,149
QuinStreet, Inc.*	20,000	187,200
RealNetworks, Inc.	19,625	147,187
RightNow Technologies, Inc.*	16,100	687,953
Travelzoo, Inc.*	4,100	100,778
United Online, Inc.	72,273	393,165
ValueClick, Inc.*	62,424	1,016,887
Vocus, Inc.*	12,900	284,961
Web.com Group, Inc.*	21,000	240,450
Zillow, Inc.*	8,600	193,328

		13,569,139

IT Services (2.2%)
Acxiom Corp.*	63,869	779,841
CACI International, Inc., Class A*	22,959	1,283,867
Cardtronics, Inc.*	31,600	855,096
Cass Information Systems, Inc.	6,710	244,177
CIBER, Inc.*	46,400	179,104
Convergys Corp.*	77,200	985,844
CSG Systems International, Inc.*	33,465	492,270
Euronet Worldwide, Inc.*	44,426	820,993
ExlService Holdings, Inc.*	11,900	266,203
Forrester Research, Inc.*	11,280	382,843
Global Cash Access Holdings, Inc.*	40,400	179,780

Hackett Group, Inc.*	10,719	$40,089
Heartland Payment Systems, Inc.	35,637	868,117
Higher One Holdings, Inc.*	22,500	414,900
iGATE Corp.*	19,000	298,870
Jack Henry & Associates, Inc.	68,044	2,286,959
Lionbridge Technologies, Inc.*	46,700	106,943
ManTech International Corp., Class A	18,541	579,221
MAXIMUS, Inc.	25,884	1,070,303
MoneyGram International, Inc.*	8,475	150,431
NCI, Inc., Class A*	8,225	95,821
Sapient Corp.	83,569	1,052,969
ServiceSource International, Inc.*	18,300	287,127
Stream Global Services, Inc.*	38,200	126,442
Syntel, Inc.	12,582	588,460
TeleTech Holdings, Inc.*	18,625	301,725
TNS, Inc.*	23,218	411,423
Unisys Corp.*	34,464	679,286
Virtusa Corp.*	14,500	209,960
Wright Express Corp.*	28,302	1,536,233

		17,575,297

Semiconductors & Semiconductor Equipment (3.6%)
Advanced Energy Industries, Inc.*	26,403	283,304
Amkor Technology, Inc.*	104,109	453,915
ANADIGICS, Inc.*	52,100	114,099
Applied Micro Circuits Corp.*	58,562	393,537
ATMI, Inc.*	29,870	598,296
Axcelis Technologies, Inc.*	79,100	105,203
Brooks Automation, Inc.	59,550	611,578
Cabot Microelectronics Corp.*	16,920	799,470
Cavium, Inc.*	35,400	1,006,422
CEVA, Inc.*	16,200	490,212
Cirrus Logic, Inc.*	53,467	847,452
Cymer, Inc.*	26,598	1,323,516
Day4 Energy, Inc.*(b)	7,000	618
Diodes, Inc.*	29,708	632,780
Entegris, Inc.*	100,746	879,009
Entropic Communications, Inc.*	62,845	321,138
Exar Corp.*	30,032	195,208
FormFactor, Inc.*	42,795	216,543
GT Advanced Technologies, Inc.*	92,400	668,976
Hittite Microwave Corp.*	21,915	1,082,163
Inphi Corp.*	16,100	192,556
Integrated Device Technology, Inc.*	130,200	710,892
Kulicke & Soffa Industries, Inc.*	56,441	522,079
Lattice Semiconductor Corp.*	96,400	572,616
LTX-Credence Corp.*	37,600	201,160
MaxLinear, Inc., Class A*	15,600	74,100
Micrel, Inc.	40,675	411,224
Microsemi Corp.*	61,627	1,032,252
MIPS Technologies, Inc.*	36,400	162,344
MKS Instruments, Inc.	42,872	1,192,699
Monolithic Power Systems, Inc.*	31,496	474,645
Nanometrics, Inc.*	16,100	296,562
Netlogic Microsystems, Inc.*	50,210	2,488,910
NVE Corp.*	4,043	224,508
OmniVision Technologies, Inc.*	41,618	509,196
Pericom Semiconductor Corp.*	21,500	163,615
Photronics, Inc.*	40,500	246,240

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Power Integrations, Inc.	24,124	$799,952
Rambus, Inc.*	72,100	544,355
RF Micro Devices, Inc.*	212,846	1,149,368
Rubicon Technology, Inc.*	10,200	95,778
Semtech Corp.*	55,396	1,374,929
Sigma Designs, Inc.*	20,459	122,754
Silicon Image, Inc.*	60,800	285,760
Spansion, Inc., Class A*	36,900	305,532
Standard Microsystems Corp.*	17,920	461,798
STR Holdings, Inc.*	22,700	186,821
Tessera Technologies, Inc.*	43,710	732,143
TriQuint Semiconductor, Inc.*	125,665	611,989
Ultratech, Inc.*	17,324	425,651
Veeco Instruments, Inc.*	30,694	638,435
Volterra Semiconductor Corp.*	19,883	509,204

		28,743,506

Software (4.3%)
Accelrys, Inc.*	31,958	214,758
ACI Worldwide, Inc.*	31,072	889,902
Actuate Corp.*	37,203	218,010
Advent Software, Inc.*	27,014	658,061
American Software, Inc., Class A	6,090	57,551
Aspen Technology, Inc.*	62,100	1,077,435
Blackbaud, Inc.	32,187	891,580
Bottomline Technologies, Inc.*	23,491	544,286
BroadSoft, Inc.*	16,600	501,320
CommVault Systems, Inc.*	32,214	1,376,182
Concur Technologies, Inc.*	34,420	1,748,192
DemandTec, Inc.*	23,200	305,544
Ebix, Inc.	18,849	416,563
EPIQ Systems, Inc.	31,930	383,799
Fair Isaac Corp.	25,627	918,472
FalconStor Software, Inc.*	44,909	115,865
Imperva, Inc.*	7,400	257,594
Interactive Intelligence Group, Inc.*	10,000	229,200
JDA Software Group, Inc.*	33,455	1,083,607
Kenexa Corp.*	18,700	499,290
Magma Design Automation, Inc.*	50,500	362,590
Manhattan Associates, Inc.*	14,850	601,128
Mentor Graphics Corp.*	69,118	937,240
MicroStrategy, Inc., Class A*	6,309	683,391
Monotype Imaging Holdings, Inc.*	26,300	410,017
NetScout Systems, Inc.*	27,454	483,190
NetSuite, Inc.*	17,700	717,735
Opnet Technologies, Inc.	10,100	370,367
Parametric Technology Corp.*	92,645	1,691,698
Pegasystems, Inc.	10,425	306,495
Progress Software Corp.*	56,277	1,088,960
PROS Holdings, Inc.*	15,600	232,128
QLIK Technologies, Inc.*	51,700	1,251,140
Quest Software, Inc.*	47,511	883,705
RealPage, Inc.*	22,300	563,521
Rosetta Stone, Inc.*	8,103	61,826
S1 Corp.*	38,300	366,531
Smith Micro Software, Inc.*	24,400	27,572
SolarWinds, Inc.*	41,800	1,168,310
Sourcefire, Inc.*	20,346	658,803
SS&C Technologies Holdings, Inc.*	14,100	254,646

SuccessFactors, Inc.*	58,046	$2,314,294
Synchronoss Technologies, Inc.*	16,634	502,513
Take-Two Interactive Software, Inc.*	53,356	722,974
Taleo Corp., Class A*	28,441	1,100,382
TeleCommunication Systems, Inc., Class A*	27,494	64,611
THQ, Inc.*	51,900	39,444
TiVo, Inc.*	92,067	825,841
Tyler Technologies, Inc.*	23,277	700,870
Ultimate Software Group, Inc.*	21,570	1,404,638
VASCO Data Security International, Inc.*	22,200	144,744
Verint Systems, Inc.*	15,500	426,870
VirnetX Holding Corp.*	28,000	699,160
Websense, Inc.*	30,304	567,594

		35,022,139

Total Information Technology		136,512,117

Materials (4.4%)
Chemicals (2.0%)
A. Schulman, Inc.	21,143	447,809
Balchem Corp.	24,885	1,008,838
Calgon Carbon Corp.*	51,138	803,378
Chemtura Corp.*	70,700	801,738
Ferro Corp.*	72,473	354,393
Flotek Industries, Inc.*	36,700	365,532
Georgia Gulf Corp.*	27,000	526,230
H.B. Fuller Co.	43,759	1,011,270
Hawkins, Inc.	6,300	232,218
Innophos Holdings, Inc.	14,913	724,175
Innospec, Inc.*	17,400	488,418
Koppers Holdings, Inc.	16,713	574,259
Kraton Performance Polymers, Inc.*	23,400	475,020
LSB Industries, Inc.*	14,100	395,223
Minerals Technologies, Inc.	17,025	962,423
NewMarket Corp.	7,187	1,423,817
Olin Corp.	57,903	1,137,794
OM Group, Inc.*	21,487	481,094
Omnova Solutions, Inc.*	33,200	153,052
PolyOne Corp.	73,100	844,305
Quaker Chemical Corp.	9,100	353,899
Sensient Technologies Corp.	42,125	1,596,538
Stepan Co.	6,244	500,519
TPC Group, Inc.*	9,700	226,301
Tredegar Corp.	17,129	380,606

		16,268,849

Construction Materials (0.2%)
Eagle Materials, Inc.	32,700	839,082
Texas Industries, Inc.	20,526	631,790

		1,470,872

Containers & Packaging (0.1%)
Boise, Inc.	76,500	544,680
Graphic Packaging Holding Co.*	94,953	404,500
Myers Industries, Inc.	22,900	282,586

		1,231,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Metals & Mining (1.4%)
AMCOL International Corp.	23,149	$621,551
Century Aluminum Co.*	42,291	359,896
Coeur d’Alene Mines Corp.*	65,236	1,574,797
Globe Specialty Metals, Inc.	49,200	658,788
Gold Resource Corp.	20,900	444,125
Golden Star Resources Ltd.*	206,800	341,220
Haynes International, Inc.	9,533	520,502
Hecla Mining Co.	199,429	1,043,014
Horsehead Holding Corp.*	32,667	294,330
Jaguar Mining, Inc.*	67,400	430,012
Kaiser Aluminum Corp.	13,791	632,731
Materion Corp.*	19,245	467,268
Noranda Aluminum Holding Corp.	23,300	192,225
Paramount Gold and Silver Corp.*	86,000	184,040
Redcorp Ventures Ltd.*(b)†	46,400	—
RTI International Metals, Inc.*	27,586	640,271
Stillwater Mining Co.*	75,678	791,592
Thompson Creek Metals Co., Inc.*	125,100	870,696
U.S. Gold Corp.*	64,900	218,064
Worthington Industries, Inc.	43,380	710,564

		10,995,686

Paper & Forest Products (0.7%)
Buckeye Technologies, Inc.	29,020	970,429
Clearwater Paper Corp.*	21,138	752,724
Deltic Timber Corp.	9,253	558,789
KapStone Paper and Packaging Corp.*	27,486	432,629
Louisiana-Pacific Corp.*	103,548	835,632
Neenah Paper, Inc.	10,700	238,824
P.H. Glatfelter Co.	43,415	613,020
Schweitzer-Mauduit International, Inc.	14,782	982,412
Wausau Paper Corp.	35,600	294,056

		5,678,515

Total Materials		35,645,688

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.7%)
AboveNet, Inc.*	18,055	1,173,756
Alaska Communications Systems Group, Inc.	31,677	95,348
Atlantic Tele-Network, Inc.	6,800	265,540
Cbeyond, Inc.*	18,708	149,851
Cincinnati Bell, Inc.*	118,537	359,167
Cogent Communications Group, Inc.*	39,925	674,333
Consolidated Communications Holdings, Inc.	22,542	429,425
General Communication, Inc., Class A*	38,100	372,999
Globalstar, Inc.*	217,900	117,666
IDT Corp., Class B	8,100	75,978
Iridium Communications, Inc.*	32,000	246,720
Lumos Networks Corp.	13,860	212,612
Neutral Tandem, Inc.*	30,573	326,825
Premiere Global Services, Inc.*	58,452	495,089
Vonage Holdings Corp.*	79,700	195,265

		5,190,574

Wireless Telecommunication Services (0.1%)
Leap Wireless International, Inc.*	44,800	$416,192
NTELOS Holdings Corp.	13,860	282,467
Shenandoah Telecommunications Co.	21,724	227,668
USA Mobility, Inc.	17,700	245,499

		1,171,826

Total Telecommunication Services		6,362,400

Utilities (3.7%)
Electric Utilities (1.6%)
Allete, Inc.	25,023	1,050,466
Central Vermont Public Service Corp.	9,700	340,470
Cleco Corp.	46,481	1,770,926
El Paso Electric Co.	30,846	1,068,505
Empire District Electric Co.	30,023	633,185
IDACORP, Inc.	37,108	1,573,750
MGE Energy, Inc.	20,553	961,264
Otter Tail Corp.	32,825	722,806
PNM Resources, Inc.	59,481	1,084,339
Portland General Electric Co.	57,432	1,452,455
UIL Holdings Corp.	39,731	1,405,285
UniSource Energy Corp.	25,243	931,972

		12,995,423

Gas Utilities (1.2%)
Chesapeake Utilities Corp.	7,500	325,125
Laclede Group, Inc.	16,352	661,765
New Jersey Resources Corp.	32,311	1,589,701
Northwest Natural Gas Co.	19,342	927,062
Piedmont Natural Gas Co., Inc.#	55,177	1,874,914
South Jersey Industries, Inc.	20,976	1,191,647
Southwest Gas Corp.	31,836	1,352,712
WGL Holdings, Inc.	38,325	1,694,732

		9,617,658

Independent Power Producers & Energy Traders (0.2%)
Atlantic Power Corp.	82,830	1,184,469
Genie Energy Ltd., Class B	8,100	64,233
Ormat Technologies, Inc.	13,100	236,193

		1,484,895

Multi-Utilities (0.5%)
Avista Corp.	46,099	1,187,049
Black Hills Corp.	34,719	1,165,864
CH Energy Group, Inc.	10,368	605,284
NorthWestern Corp.	26,578	951,227

		3,909,424

Water Utilities (0.2%)
American States Water Co.	16,779	585,587
California Water Service Group	33,500	611,710
SJW Corp.	10,200	241,128

		1,438,425

Total Utilities		29,445,825

Total Common Stocks (99.0%) (Cost $600,610,114)		794,904,304

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15	$19,200	$12,592

Total Financials		12,592

Total Corporate Bonds		12,592

Total Long-Term Debt Securities (0.0%) (Cost $19,200)		12,592

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Forest Laboratories, Inc., expiring 12/31/49* (Cost $—)†	10,000	9,500

	Number of Warrants	Value (Note 1)

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13* (Cost $—)	7,330	$—

Total Investments (99.0%) (Cost $600,629,314)		794,926,396
Other Assets Less Liabilities (1.0%)		7,745,938

Net Assets (100%)		$802,672,334

*	Non-income producing.
†	Securities (totaling $9,500 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,024,874
(b)	Illiquid Security.

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	70	March-12	$5,072,254	$5,171,600	$99,346

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$104,067,269	$—	$—	$104,067,269
Consumer Staples	29,159,092	—	—	29,159,092
Energy	53,624,672	—	—	53,624,672
Financials	174,713,137	—	—	174,713,137
Health Care	100,602,086	—	—	100,602,086
Industrials	124,772,018	—	—	124,772,018
Information Technology	135,025,048	1,487,069	—	136,512,117
Materials	35,645,688	—	—	35,645,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Telecommunication Services	$6,362,400	$—	$—	$6,362,400
Utilities	29,445,825	—	—	29,445,825
Corporate Bonds
Financials	—	12,592	—	12,592
Futures	99,346	—	—	99,346
Rights
Health Care	—	—	9,500	9,500
Warrants
Energy	—	—	—	—

Total Assets	$793,516,581	$1,499,661	$9,500	$795,025,742

Total Liabilities	$—	$—	$—	$—

Total	$793,516,581	$1,499,661	$9,500	$795,025,742

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Corporate Bonds- Financials	Investments in Rights-Healthcare††

Balance as of 12/31/10	$19,200	$—
Total gains or losses (realized/unrealized) included in earnings	—	9,500
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3
Transfers out of Level 3	(19,200)	—

Balance as of 12/31/11	$—	$9,500

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/2011.	$—	$9,500

††	Security received through corporate action with $0 cost.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	99,346	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$99,346

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	302,289	—	—	302,289
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$302,289	$—	$—	$302,289

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	69,267	—	—	69,267
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$69,267	$—	$—	$69,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Portfolio held futures contracts with an average notional balance of approximately $4,248,000 during the year ended December 31, 2011.

^This Portfolio held futures as a substitute for investing in conventional securities.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$158,846,213
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$222,374,894

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$261,488,759
Aggregate gross unrealized depreciation	(72,776,815)

Net unrealized appreciation	$188,711,944

Federal income tax cost of investments	$606,214,452

The Portfolio utilized net capital loss carryforward of $2,905,011 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $600,629,314)	$794,926,396
Cash	7,330,824
Foreign cash (Cost $78)	78
Receivable for securities sold	1,560,037
Dividends, interest and other receivables	1,076,355
Receivable from Separate Accounts for Trust shares sold	614,952
Other assets	4,761

Total assets	805,513,403

LIABILITIES
Payable for securities purchased	1,932,366
Payable to Separate Accounts for Trust shares redeemed	332,429
Investment management fees payable	169,644
Distribution fees payable - Class IB	140,742
Administrative fees payable	71,839
Due to broker for futures variation margin	20,993
Accrued expenses	173,056

Total liabilities	2,841,069

NET ASSETS	$802,672,334

Net assets were comprised of:
Paid in capital	$612,817,239
Accumulated undistributed net investment income (loss)	1,221,145
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(5,762,478)
Net unrealized appreciation (depreciation) on investments and futures	194,396,428

Net assets	$802,672,334

Class IA
Net asset value, offering and redemption price per share, $56,302,029 / 6,207,265 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.07

Class IB
Net asset value, offering and redemption price per share, $667,025,251 / 73,507,974 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.07

Class K
Net asset value, offering and redemption price per share, $79,345,054 / 8,747,862 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.07

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $6,815 foreign withholding tax)	$10,670,738
Interest	2,050

Total income	10,672,788

EXPENSES
Investment management fees	2,159,933
Distribution fees - Class IB	1,795,677
Administrative fees	910,082
Printing and mailing expenses	64,416
Professional fees	44,719
Trustees’ fees	21,698
Miscellaneous	748

Total expenses	4,997,273

NET INVESTMENT INCOME (LOSS)	5,675,515

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	77,577,876
Futures	302,289
Foreign currency transactions	3

Net realized gain (loss)	77,880,168

Change in unrealized appreciation (depreciation) on:
Securities	(116,185,581)
Futures	69,267

Net change in unrealized appreciation (depreciation)	(116,116,314)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(38,236,146)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(32,560,631)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,675,515		$8,561,799
Net realized gain (loss) on investments, futures and foreign currency transactions	77,880,168		47,777,058
Net change in unrealized appreciation (depreciation) on investments and futures	(116,116,314)		134,046,200

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,560,631)		190,385,057

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(535,607)		(1,634,998)
Class IB	(4,748,103)		(6,457,017)
Class K†	(773,675)		—

	(6,057,385)		(8,092,015)

Distributions from net realized capital gains
Class IA	(5,121,742)		—
Class IB	(60,791,609)		—
Class K†	(7,398,271)		—

	(73,311,622)		—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(79,369,007)		(8,092,015)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,081,423 and 2,762,983 shares, respectively ]	21,500,872		25,489,900
Capital shares issued in reinvestment of dividends and distributions [ 646,497 and 156,806 shares, respectively ]	5,657,349		1,634,998
Capital shares repurchased [ (10,428,101) and (6,404,633) shares, respectively ]	(100,984,147	)(z)	(58,878,781)

Total Class IA transactions	(73,825,926)		(31,753,883)

Class IB
Capital shares sold [ 6,709,868 and 9,257,317 shares, respectively ]	68,723,792		84,632,631
Capital shares issued in reinvestment of dividends and distributions [ 7,485,495 and 618,960 shares, respectively ]	65,539,712		6,457,017
Capital shares repurchased [ (13,139,968) and (14,322,422) shares, respectively ]	(137,192,840)		(128,287,303)

Total Class IB transactions	(2,929,336)		(37,197,655)

Class K†
Capital shares sold [ 8,369,827 and 0 shares, respectively ]	79,874,524	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 933,855 and 0 shares, respectively ]	8,171,946		—
Capital shares repurchased [ (555,820) and 0 shares, respectively ]	(5,216,061)		—

Total Class K transactions	82,830,409		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,075,147		(68,951,538)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(105,854,491)		113,341,504
NET ASSETS:
Beginning of year	908,526,825		795,185,321

End of year (a)	$802,672,334		$908,526,825

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,221,145		$892,819

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Small Company Index Portfolio exchanged approximately 6,595,056 Class IA shares for approximately 6,595,056 Class K shares. This exchange amounted to approximately $61,858,685.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO(kk)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.52	$8.43	$6.77	$11.61	$13.01

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.11 (e)	0.07 (e)	0.14 (e)	0.18 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.52)	2.10	1.71	(4.06)	(0.43)

Total from investment operations	(0.43)	2.21	1.78	(3.92)	(0.25)

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.11)	(0.10)	(0.21)
Distributions from net realized gains	(0.92)	—	—	(0.82)	(0.94)
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions	(1.02)	(0.12)	(0.12)	(0.92)	(1.15)

Net asset value, end of year	$9.07	$10.52	$8.43	$6.77	$11.61

Total return	(3.79)%	26.18%	26.36%	(33.94)%	(1.55)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$56,302	$146,261	$146,628	$216,594	$130,825
Ratio of expenses to average net assets	0.37%	0.37%	0.39%	0.45%	0.39%
Ratio of net investment income (loss) to average net assets	0.84%	1.22%	1.07%	1.61%	1.36%
Portfolio turnover rate	18%	18%	38%	48%	32%

	Year Ended December 31,
Class IB	2011	2010	2009		2008		2007
Net asset value, beginning of year	$10.52	$8.43	$6.77		$11.61		$13.01

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.09 (e)	0.06	(e)	0.11	(e)	0.14 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.52)	2.09	1.70		(4.05)		(0.42)

Total from investment operations	(0.46)	2.18	1.76		(3.94)		(0.28)

Less distributions:
Dividends from net investment income	(0.07)	(0.09)	(0.09)		(0.08)		(0.18)
Distributions from net realized gains	(0.92)	—	—		(0.82)		(0.94)
Return of capital	—	—	(0.01)		—		—

Total dividends and distributions	(0.99)	(0.09)	(0.10)		(0.90)		(1.12)

Net asset value, end of year	$9.07	$10.52	$8.43		$6.77		$11.61

Total return	(4.04)%	25.87%	26.04%		(34.12)%		(1.82)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$667,025	$762,265	$648,557		$430,688		$669,947
Ratio of expenses to average net assets	0.62%	0.62%	0.64	%(c)	0.70	%(c)	0.64%
Ratio of net investment income (loss) to average net assets	0.61%	1.01%	0.90%		1.13%		1.04%
Portfolio turnover rate	18%	18%	38%		48%		32%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO(kk)

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.14

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.91

Total from investment operations	0.95

Less distributions:
Dividends from net investment income	(0.10)
Distributions from net realized gains	(0.92)

Total dividends and distributions	(1.02)

Net asset value, end of period	$9.07

Total return (b)	10.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$79,345
Ratio of expenses to average net assets (a)	0.37%
Ratio of net investment income (loss) to average net assets (a)	1.05%
Portfolio turnover rate	18%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(kk)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Small Company Index II Portfolio that followed the same objectives as this portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Small Company Index Portfolio.

See Notes to Financial Statements.

EQ/T.ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(1.69)%	0.46%	2.27%	7.68%
Portfolio – Class IB Shares	(1.94)	0.17	2.12	7.61
Portfolio – Class K Shares***	(1.89)	0.18	2.13	7.61
Russell 1000® Growth Index	2.64	2.50	2.60	8.78

*    Date of inception 5/16/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 8/1/88.

***  Date of inception 12/1/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (1.69)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 2.64% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Information Technology, Telecommunication Services, and Industrials and Business Services sectors benefited relative performance.

•	Overweighting the Information Technology sector relative to benchmark contributed positively.

What hurt performance during the year:

•	Overall, stock selection and group weighting both contributed to relative underperformance.

•	Stock selection in the Consumer Discretionary sector was the primary detractor from relative performance.

•	Stock selection in Energy adversely affected relative results.

•	Underweighting Consumer Staples, a top performer in the benchmark, detracted from relative performance.

Portfolio Positioning and Outlook

We anticipate a continuation of slow economic growth in the United States and sovereign debt challenges in Europe that could be exacerbated by difficult policy choices and general elections in the coming months. Balanced against these potential negatives, earnings for U.S. companies are healthy, although their rate of growth going forward could moderate. Stock valuations are attractive, and consumer sentiment has been improving. Fixed-income assets hold substantial amounts of cash that could be redirected into equities. If the U.S. unemployment rate continues to fall and the housing market shows signs of bottoming out, that could provide support for stocks. We remain reasonably constructive on equities and, as of year-end, have positioned the portfolio for modest growth.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	34.2%
Consumer Discretionary	19.1
Industrials	15.7
Energy	7.7
Health Care	6.1
Telecommunication Services	4.6
Materials	4.4
Financials	4.2
Consumer Staples	1.9
Cash and Other	2.1

100.0%

EQ/T.ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$937.44	$4.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.62	4.63
Class IB
Actual	1,000.00	936.40	5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.31	5.95
Class K†
Actual	1,000.00	990.76	0.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.37	4.89

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.91%, 1.17% and 0.96%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (19.1%)
Auto Components (0.4%)
Johnson Controls, Inc.	92,100	$2,879,046

Automobiles (0.4%)
Harley-Davidson, Inc.	72,900	2,833,623

Hotels, Restaurants & Leisure (6.2%)
Carnival plc	111,900	3,694,578
Chipotle Mexican Grill, Inc.*	19,100	6,450,834
Ctrip.com International Ltd. (ADR)*	106,800	2,499,120
Las Vegas Sands Corp.*	128,700	5,499,351
Marriott International, Inc., Class A	207,009	6,038,452
MGM Resorts International*	96,500	1,006,495
Starbucks Corp.	213,200	9,809,332
Starwood Hotels & Resorts Worldwide, Inc.	99,300	4,763,421
Yum! Brands, Inc.	81,600	4,815,216

		44,576,799

Internet & Catalog Retail (6.4%)
Amazon.com, Inc.*	142,100	24,597,510
Groupon, Inc.*	140,300	2,894,389
Liberty Interactive Corp.*	158,600	2,571,699
priceline.com, Inc.*	34,400	16,089,224

		46,152,822

Media (1.0%)
Discovery Communications, Inc., Class A*	37,100	1,519,987
Walt Disney Co.	158,800	5,955,000

		7,474,987

Specialty Retail (1.8%)
AutoZone, Inc.*	12,400	4,029,628
CarMax, Inc.*	163,300	4,977,384
Ross Stores, Inc.	80,000	3,802,400

		12,809,412

Textiles, Apparel & Luxury Goods (2.9%)
Coach, Inc.	41,500	2,533,160
Fossil, Inc.*	33,060	2,623,642
NIKE, Inc., Class B	98,500	9,492,445
Prada S.p.A.*	569,800	2,578,795
Ralph Lauren Corp.	29,700	4,100,976

		21,329,018

Total Consumer Discretionary		138,055,707

Consumer Staples (1.9%)
Beverages (0.3%)
Hansen Natural Corp.*	27,100	2,496,994

Food & Staples Retailing (1.6%)
Costco Wholesale Corp.	70,800	5,899,056
CVS Caremark Corp.	64,000	2,609,920
Whole Foods Market, Inc.	42,300	2,943,234

		11,452,210

Total Consumer Staples		13,949,204

Energy (7.7%)
Energy Equipment & Services (3.8%)
Cameron International Corp.*	121,300	$5,966,747
FMC Technologies, Inc.*	171,100	8,936,553
McDermott International, Inc.*	211,100	2,429,761
Schlumberger Ltd.	148,200	10,123,542

		27,456,603

Oil, Gas & Consumable Fuels (3.9%)
Cimarex Energy Co.	35,600	2,203,640
Continental Resources, Inc.*	76,600	5,109,986
EOG Resources, Inc.	96,700	9,525,917
Occidental Petroleum Corp.	90,500	8,479,850
Peabody Energy Corp.	91,800	3,039,498

		28,358,891

Total Energy		55,815,494

Financials (4.2%)
Capital Markets (1.8%)
Franklin Resources, Inc.	79,900	7,675,194
Invesco Ltd.	255,600	5,135,004

		12,810,198

Commercial Banks (0.4%)
U.S. Bancorp	104,200	2,818,610

Consumer Finance (1.3%)
American Express Co.	202,000	9,528,340

Diversified Financial Services (0.7%)
IntercontinentalExchange, Inc.*	40,300	4,858,165

Real Estate Management & Development (0.0%)
CBRE Group, Inc.*	32,300	491,606

Total Financials		30,506,919

Health Care (6.1%)
Biotechnology (1.6%)
Alexion Pharmaceuticals, Inc.*	41,500	2,967,250
Biogen Idec, Inc.*	35,100	3,862,755
Celgene Corp.*	59,500	4,022,200
Human Genome Sciences, Inc.*	148,000	1,093,720

		11,945,925

Health Care Equipment & Supplies (1.4%)
Baxter International, Inc.	39,700	1,964,356
Covidien plc	21,300	958,713
Edwards Lifesciences Corp.*	44,550	3,149,685
Stryker Corp.	76,500	3,802,815

		9,875,569

Health Care Providers & Services (2.1%)
Express Scripts, Inc.*	111,100	4,965,059
McKesson Corp.	127,000	9,894,570

		14,859,629

Pharmaceuticals (1.0%)
Allergan, Inc.	48,200	4,229,068
Valeant Pharmaceuticals International, Inc.*	61,400	2,866,766

		7,095,834

Total Health Care		43,776,957

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Industrials (15.7%)
Aerospace & Defense (2.4%)
Boeing Co.	87,600	$6,425,460
Precision Castparts Corp.	64,400	10,612,476

		17,037,936

Air Freight & Logistics (3.1%)
Expeditors International of Washington, Inc.	96,600	3,956,736
FedEx Corp.	140,200	11,708,102
United Parcel Service, Inc., Class B	89,000	6,513,910

		22,178,748

Construction & Engineering (0.2%)
Fluor Corp.	35,200	1,768,800

Electrical Equipment (1.6%)
Babcock & Wilcox Co.*	82,850	1,999,999
Cooper Industries plc	58,800	3,184,020
Emerson Electric Co.	55,700	2,595,063
Roper Industries, Inc.	44,200	3,839,654

		11,618,736

Industrial Conglomerates (2.9%)
Danaher Corp.	450,000	21,168,000

Machinery (1.7%)
Caterpillar, Inc.	23,000	2,083,800
Cummins, Inc.	36,000	3,168,720
Deere & Co.	44,600	3,449,810
Joy Global, Inc.	47,600	3,568,572

		12,270,902

Road & Rail (1.8%)
Kansas City Southern*	66,000	4,488,660
Union Pacific Corp.	81,500	8,634,110

		13,122,770

Trading Companies & Distributors (2.0%)
Fastenal Co.	259,600	11,321,156
W.W. Grainger, Inc.	16,600	3,107,354

		14,428,510

Total Industrials		113,594,402

Information Technology (34.2%)
Communications Equipment (3.6%)
Juniper Networks, Inc.*	274,800	5,608,668
QUALCOMM, Inc.	381,100	20,846,170

		26,454,838

Computers & Peripherals (10.5%)
Apple, Inc.*	166,400	67,392,000
EMC Corp.*	113,000	2,434,020
NetApp, Inc.*	99,100	3,594,357
SanDisk Corp.*	55,900	2,750,839

		76,171,216

Electronic Equipment, Instruments & Components (1.1%)
Corning, Inc.	369,100	4,790,918
Trimble Navigation Ltd.*	74,800	3,246,320

		8,037,238

Internet Software & Services (9.8%)
Akamai Technologies, Inc.*	37,400	$1,207,272
Baidu, Inc. (ADR)*	135,600	15,793,332
eBay, Inc.*	267,500	8,113,275
Google, Inc., Class A*	54,900	35,459,910
LinkedIn Corp., Class A*	49,100	3,093,791
Mail.ru Group Ltd. (GDR)*(b)§	72,010	1,872,260
Tencent Holdings Ltd.	265,700	5,340,274

		70,880,114

IT Services (6.5%)
Accenture plc, Class A	149,000	7,931,270
Mastercard, Inc., Class A	56,100	20,915,202
Teradata Corp.*	67,300	3,264,723
Visa, Inc., Class A	106,300	10,792,639
Western Union Co.	211,600	3,863,816

		46,767,650

Semiconductors & Semiconductor Equipment (0.7%)
Broadcom Corp., Class A*	164,100	4,817,976

Software (2.0%)
Autodesk, Inc.*	95,300	2,890,449
Informatica Corp.*	57,500	2,123,475
Nuance Communications, Inc.*	116,800	2,938,688
Red Hat, Inc.*	91,500	3,778,035
Salesforce.com, Inc.*	26,800	2,719,128

		14,449,775

Total Information Technology		247,578,807

Materials (4.4%)
Chemicals (3.3%)
Air Products and Chemicals, Inc.	34,400	2,930,536
Potash Corp. of Saskatchewan, Inc.	75,100	3,100,128
Praxair, Inc.	166,400	17,788,160

		23,818,824

Metals & Mining (1.1%)
BHP Billiton Ltd.	148,998	5,245,441
Freeport-McMoRan Copper & Gold, Inc.	84,300	3,101,397

		8,346,838

Total Materials		32,165,662

Telecommunication Services (4.6%)
Wireless Telecommunication Services (4.6%)
American Tower Corp., Class A	265,700	15,944,657
Crown Castle International Corp.*	383,300	17,171,840

Total Telecommunication Services		33,116,497

Total Investments (97.9%) (Cost $556,163,136)		708,559,649
Other Assets Less Liabilities (2.1%)		15,520,738

Net Assets (100%)		$724,080,387

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $1,872,260 or 0.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$131,782,334	$6,273,373	$—	$138,055,707
Consumer Staples	13,949,204	—	—	13,949,204
Energy	55,815,494	—	—	55,815,494
Financials	30,506,919	—	—	30,506,919
Health Care	43,776,957	—	—	43,776,957
Industrials	113,594,402	—	—	113,594,402
Information Technology	240,366,273	7,212,534	—	247,578,807
Materials	26,920,221	5,245,441	—	32,165,662
Telecommunication Services	33,116,497	—	—	33,116,497

Total Assets	$689,828,301	$18,731,348	$—	$708,559,649

Total Liabilities	$—	$—	$—	$—

Total	$689,828,301	$18,731,348	$—	$708,559,649

The Portfolio had no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks	$243,998,380
Net Proceeds of Sales and Redemptions:
Stocks	$251,460,004

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$177,543,231
Aggregate gross unrealized depreciation	(26,858,368)

Net unrealized appreciation	$150,684,863

Federal income tax cost of investments	$557,874,786

For the year ended December 31, 2011, the Portfolio incurred approximately $2,845 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $164,103,119 of which $17,890,565 expires in the year 2012, $63,200,966 expires in the year 2016 and $83,011,588 expires in the year 2017. The Portfolio had a net capital loss carryforward of $13,379,393 expire during 2011. The Portfolio utilized net capital loss carryforward of $13,395,282 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $556,163,136)	$708,559,649
Cash	12,547,570
Foreign cash (Cost $39)	35
Receivable for securities sold	3,993,934
Dividends, interest and other receivables	480,426
Receivable from Separate Accounts for Trust shares sold	372,765
Other assets	1,526

Total assets	725,955,905

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	767,932
Investment management fees payable	529,974
Payable for securities purchased	336,760
Distribution fees payable - Class IB	143,664
Administrative fees payable	65,654
Accrued expenses	31,534

Total liabilities	1,875,518

NET ASSETS	$724,080,387

Net assets were comprised of:
Paid in capital	$744,522,256
Accumulated undistributed net investment income (loss)	41,630
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(172,880,008)
Net unrealized appreciation (depreciation) on investments	152,396,509

Net assets	$724,080,387

Class IA
Net asset value, offering and redemption price per share, $11,796,348 / 578,859 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.38

Class IB
Net asset value, offering and redemption price per share, $673,234,379 / 33,378,474 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.17

Class K
Net asset value, offering and redemption price per share, $39,049,660 / 1,916,133 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.38

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $18,280 foreign withholding tax)	$5,654,466
Interest	2,853

Total income	5,657,319

EXPENSES
Investment management fees	5,875,282
Distribution fees - Class IB	1,764,414
Administrative fees	801,002
Printing and mailing expenses	57,277
Recoupment fees	52,270
Professional fees	50,338
Trustees’ fees	18,556
Custodian fees	6,500
Miscellaneous	16,324

Total expenses	8,641,963

NET INVESTMENT INCOME (LOSS)	(2,984,644)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	6,554,394
Foreign currency transactions	(3,784)

Net realized gain (loss)	6,550,610

Net change in unrealized appreciation (depreciation) on securities	(18,589,364)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,038,754)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,023,398)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,984,644)		$(2,390,501)
Net realized gain (loss) on investments and foreign currency transactions	6,550,610		14,595,180
Net change in unrealized appreciation (depreciation) on investments	(18,589,364)		87,056,805

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,023,398)		99,261,484

DIVIDENDS:
Dividends from net investment income
Class IA	—		(16,775)

TOTAL DIVIDENDS	—		(16,775)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 716,632 and 690,233 shares, respectively ]	14,996,207		12,830,854
Capital shares issued in reinvestment of dividends [ 0 and 977 shares, respectively ]	—		16,775
Capital shares repurchased [ (2,350,617) and (424,078) shares, respectively ]	(48,782,581	)(y)	(7,805,445)

Total Class IA transactions	(33,786,374)		5,042,184

Class IB
Capital shares sold [ 5,964,129 and 7,462,500 shares, respectively ]	123,865,170		137,628,856
Capital shares repurchased [ (6,083,888) and (5,398,144) shares, respectively ]	(125,829,640)		(96,999,298)

Total Class IB transactions	(1,964,470)		40,629,558

Class K†
Capital shares sold [ 1,938,088 and 0 shares, respectively ]	40,254,289	(y)	—
Capital shares repurchased [ (21,955) and 0 shares, respectively ]	(448,306)		—

Total Class K transactions	39,805,983		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,055,139		45,671,742

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,968,259)		144,916,451
NET ASSETS:
Beginning of year	735,048,646		590,132,195

End of year (a)	$724,080,387		$735,048,646

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$41,630		$1,019

† Class K commenced operations on December 1, 2011.

(y)   On December 7, 2011, certain shareholders of the EQ/ T. Rowe Price Portfolio exchanged approximately 1,931,202 Class IA shares for approximately 1,931,219 Class K shares. This exchange amounted to approximately $40,116,672.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO(g)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010		2009		2008		May 16, 2007* to December 31, 2007
Net asset value, beginning of period	$20.73		$17.78		$12.45		$21.45		$22.76

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(e)	(0.03	)(e)	0.01	(e)	0.05	(e)	0.09	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.31)		2.99		5.33		(9.05)		(0.09)

Total from investment operations	(0.35)		2.96		5.34		(9.00)		—	#

Less distributions:
Dividends from net investment income	—		(0.01)		(0.01)		—	#	(0.07)
Distributions from net realized gains	—		—		—		—	#	(1.24)

Total dividends and distributions	—		(0.01)		(0.01)		—	#	(1.31)

Net asset value, end of period	$20.38		$20.73		$17.78		$12.45		$21.45

Total return (b)	(1.69)%		16.65%		42.89%		(41.94	)%(cc)	0.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,796		$45,882		$34,587		$22,030		$1,219
Ratio of expenses to average net assets:
After waivers (a)	0.90%		0.91%		0.94%		0.91%		0.90%
After waivers and fees paid indirectly (a)	0.90%		0.91%		0.94%		0.91%		0.62%
Before waivers and fees paid indirectly (a)	0.90%		0.91%		0.96%		0.96%		0.93%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.18)%		(0.15)%		0.04%		0.30%		0.33%
After waivers and fees paid indirectly (a)	(0.18)%		(0.15)%		0.04%		0.30%		0.61%
Before waivers and fees paid indirectly (a)	(0.18)%		(0.15)%		0.02%		0.25%		0.30%
Portfolio turnover rate	32%		41%		52%		54%		169%

	Year Ended December 31,
Class IB	2011		2010		2009		2008		2007
Net asset value, beginning of year	$20.57		$17.67		$12.41		$21.44		$21.20

Income (loss) from investment operations:
Net investment income (loss)	(0.09	)(e)	(0.07	)(e)	(0.03	)(e)	—	#(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.31)		2.97		5.29		(9.03)		1.48

Total from investment operations	(0.40)		2.90		5.26		(9.03)		1.50

Less distributions:
Dividends from net investment income	—		—		—		—	#	(0.02)
Distributions from net realized gains	—		—		—		—	#	(1.24)

Total dividends and distributions	—		—		—		—	#	(1.26)

Net asset value, end of year	$20.17		$20.57		$17.67		$12.41		$21.44

Total return	(1.94)%		16.41%		42.39%		(42.10	)%(dd)	7.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$673,234		$689,166		$555,545		$328,374		$590,564
Ratio of expenses to average net assets:
After waivers	1.15	%(c)	1.16%		1.19%		1.16%		1.15%
After waivers and fees paid indirectly	1.15	%(c)	1.16%		1.19%		1.16%		0.87	%(c)
Before waivers and fees paid indirectly	1.15	%(c)	1.16%		1.21%		1.21	%(c)	1.18	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	(0.41)%		(0.40)%		(0.21)%		0.02%		(0.10)%
After waivers and fees paid indirectly	(0.41)%		(0.40)%		(0.21)%		0.02%		0.10%
Before waivers and fees paid indirectly	(0.41)%		(0.40)%		(0.23)%		(0.02)%		(0.14)%
Portfolio turnover rate	32%		41%		52%		54%		169%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO(g)

FINANCIAL HIGHLIGHTS (Continued)

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$20.57

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.20)

Total from investment operations	(0.19)

Net asset value, end of period	$20.38

Total return (b)	(0.92)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$39,050
Ratio of expenses to average net assets:
After waivers (a)	0.96%
After waivers and fees paid indirectly (a)	0.96%
Before waivers and fees paid indirectly (a)	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.32%
After waivers and fees paid indirectly (a)	0.32%
Before waivers and fees paid indirectly (a)	0.32%
Portfolio turnover rate	32%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(g)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Janus Large Cap Growth Portfolio that followed the same objectives of this Portfolio.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.04)%.
(dd)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.20)%.

See Notes to Financial Statements.

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Templeton Investment Counsel, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares	(8.11)%	(4.66)%	(2.99)%
Portfolio – Class IB Shares	(8.35)	(4.90)	(3.24)
Portfolio – Class K Shares**	(8.11)	(4.66)	(2.99)
EAFE Proxy 40% DJ Euro STOXX 50 Index 25% FTSE 100 Index 25% TOPIX Index 10% S&P ASX 200 Index	(11.08)	(4.82)	(2.66)
MSCI World Index	(5.54)	(2.37)	(0.48)
Volatility Managed Index – Global Blend	(7.35)	0.48	2.29
Volatility Managed Index – Global Proxy Blend	(6.77)	0.67	2.38

*   Date of inception 9/15/06.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class IA shares. Class K shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (8.11)% for the year ended December 31, 2011. The Portfolio’s benchmarks, the EAFE Proxy (40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P ASX 200 Index) returned (11.08)%, the MSCI World Index, returned (5.54)%, the Volatility Managed Index — Global Blend returned (7.35)% and the Volatility Managed Index — Global Proxy Blend returned (6.77)% over the same period.

Under normal circumstances, a portion of the Portfolio is passively managed by BlackRock Investment Management, LLC and is designed to track the performance of the S&P 500 Index and the MSCI EAFE Index. The Portfolio manager employs a strategy that is used to tactically reduce exposure to securities in the benchmark during periods of extremely high volatility in the market. The remaining portion is managed by Templeton Investment Counsel, LLC through active security and sector selection.

Portfolio Highlights

What helped performance during the year:

•

An overweighted allocation and stock selection in the traditionally defensive Health Care sector benefited relative returns. Pharmaceuticals stocks, including U.S.-based Pfizer and Amgen, constituted four of the Portfolio’s top ten contributors.

•	Among cyclical sectors, a relative underweighting and stock selection in Materials contributed to outperformance. Leading U.K. oil producer Royal Dutch Shell was a top portfolio performer.

•	The Portfolio’s underweighting in the Financials sector also benefited relative returns as bank stocks declined due to sovereign debt concerns.

•	Stock selection also helped Consumer Discretionary holdings’ relative performance as consumer spending held up relatively well in the face of economic pessimism.

•

From a geographic perspective, most major regions contributed to relative performance. Stock selection in Europe more than offset the negative effect of overweighting the region, while stock selection in the U.S. overcame an unfavorable underweighted allocation. An underweighting in the weak Japanese market supported relative results in Asia.

What hurt performance during the year:

•	An underweight in the defensive Consumer Staples sectors was a detractor from relative performance as investors sought staples stocks.

•

Capital spending proved less resilient, pressuring the Portfolio’s Industrials holdings. The portfolio manager believes Industrials conglomerates positions including Germany’s Siemens and the Netherlands’ Philips Electronics were penalized for challenges in their domestic economies.

•

During the period, the U.S. dollar appreciated against most foreign currencies, which hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

•	Overweighted allocations to some Asian countries outside Japan weighed on relative returns.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Templeton Investment Counsel, LLC

Going forward, increasing fiscal consolidation and regulation in developed markets and a potential slowdown in emerging markets following the withdrawal of immense stimulus may increase the likelihood of a period of below trend economic growth. Strong business fundamentals may again become a key consideration as companies compete for limited demand, potentially benefiting our value philosophy, which has been challenging in macro-driven markets. Global equities continue to look attractive to us, as we believe they offer robust average earnings yields and dividend yields. In our view, volatility can create compelling opportunities for disciplined, long-term value investors.

Sector Weightings as of 12/31/11	% of Net Assets
Health Care	14.3%
Financials	12.3
Information Technology	12.2
Consumer Discretionary	10.9
Industrials	9.2
Energy	9.1
Telecommunication Services	5.7
Consumer Staples	5.5
Materials	3.2
Utilities	1.3
Cash and Other	16.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$858.30	$4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.56	4.70
Class IB
Actual	1,000.00	857.02	5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.38	5.88
Class K†
Actual	1,000.00	1,008.50	3.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.69	4.56

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.92%, 1.16% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

† Class K commenced operations on 8/26/2011.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.9%)
Auto Components (0.5%)
Aisin Seiki Co., Ltd.	1,800	$51,308
BorgWarner, Inc.*	1,106	70,496
Bridgestone Corp.	6,500	147,363
Cie Generale des Etablissements Michelin, Class B	34,395	2,033,256
Continental AG*	806	50,171
Denso Corp.	4,900	135,344
GKN plc	15,792	44,881
Goodyear Tire & Rubber Co.*	2,397	33,965
Johnson Controls, Inc.	6,856	214,319
Koito Manufacturing Co., Ltd.	1,000	14,031
NGK Spark Plug Co., Ltd.	2,000	24,815
NHK Spring Co., Ltd.	1,400	12,405
NOK Corp.	900	15,470
Nokian Renkaat Oyj	1,182	38,061
Pirelli & C. S.p.A.	2,540	21,384
Stanley Electric Co., Ltd.	1,200	17,633
Sumitomo Rubber Industries Ltd.	1,700	20,408
Toyoda Gosei Co., Ltd.	800	12,753
Toyota Boshoku Corp.	700	7,303
Toyota Industries Corp.	1,800	48,993

		3,014,359

Automobiles (1.6%)
Bayerische Motoren Werke (BMW) AG	3,341	223,815
Bayerische Motoren Werke (BMW) AG (Preference)	504	23,842
Daihatsu Motor Co., Ltd.	2,000	35,702
Daimler AG (Registered)	9,093	399,192
Fiat S.p.A.	7,802	35,847
Ford Motor Co.*	38,207	411,107
Fuji Heavy Industries Ltd.	6,000	36,248
Harley-Davidson, Inc.	2,318	90,101
Honda Motor Co., Ltd.	16,400	500,288
Hyundai Motor Co.*	13,985	2,599,088
Isuzu Motors Ltd.	12,000	55,502
Mazda Motor Corp.*	14,100	24,914
Mitsubishi Motors Corp.*	39,000	46,109
Nissan Motor Co., Ltd.	229,420	2,062,604
Peugeot S.A.	1,644	25,767
Porsche Automobil Holding SE (Preference)	1,506	80,597
Renault S.A.	1,881	65,244
Suzuki Motor Corp.	3,300	68,255
Toyota Motor Corp.	103,530	3,450,103
Volkswagen AG	285	38,233
Volkswagen AG (Preference)	1,452	217,523
Yamaha Motor Co., Ltd.	2,900	36,697

		10,526,778

Distributors (0.1%)
Genuine Parts Co.	1,551	94,921
Jardine Cycle & Carriage Ltd.	1,000	37,100
Li & Fung Ltd.	56,000	103,685

		235,706

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	1,200	64,644

Benesse Holdings, Inc.	600	$29,037
DeVry, Inc.	608	23,384
H&R Block, Inc.	3,037	49,594

		166,659

Hotels, Restaurants & Leisure (0.5%)
Accor S.A.	1,480	37,515
Autogrill S.p.A.	893	8,715
Carnival Corp.	4,587	149,720
Carnival plc	1,967	64,944
Chipotle Mexican Grill, Inc.*	307	103,686
Compass Group plc	19,128	181,502
Crown Ltd.	4,618	38,211
Darden Restaurants, Inc.	1,363	62,126
Echo Entertainment Group Ltd.*	6,400	23,500
Galaxy Entertainment Group Ltd.*	13,000	23,835
Genting Singapore plc*	62,942	73,276
Intercontinental Hotels Group plc	3,146	56,528
International Game Technology	2,934	50,465
Marriott International, Inc., Class A	2,670	77,884
McDonald’s Corp.	10,240	1,027,379
McDonald’s Holdings Co. Japan Ltd.	573	15,462
OPAP S.A.	2,171	19,191
Oriental Land Co., Ltd.	500	52,813
Sands China Ltd.*	24,396	68,948
Shangri-La Asia Ltd.	13,000	22,429
SJM Holdings Ltd.	15,000	24,490
Sky City Entertainment Group Ltd.	6,322	16,928
Sodexo S.A.	931	66,838
Starbucks Corp.	7,477	344,017
Starwood Hotels & Resorts Worldwide, Inc.	1,896	90,951
TABCORP Holdings Ltd.	6,400	17,870
Tatts Group Ltd.	13,849	34,562
TUI Travel plc	5,765	14,844
Whitbread plc	1,806	43,866
Wyndham Worldwide Corp.	1,482	56,064
Wynn Macau Ltd.	15,600	39,168
Wynn Resorts Ltd.	794	87,729
Yum! Brands, Inc.	4,597	271,269

		3,266,725

Household Durables (0.1%)
Casio Computer Co., Ltd.	2,400	14,562
D.R. Horton, Inc.	2,757	34,766
Electrolux AB, Class B	2,225	35,467
Harman International Industries, Inc.	685	26,057
Husqvarna AB, Class B	4,977	22,932
Leggett & Platt, Inc.	1,442	33,224
Lennar Corp., Class A	1,585	31,145
Newell Rubbermaid, Inc.	2,867	46,302
Panasonic Corp.	22,200	188,629
PulteGroup, Inc.*	3,316	20,924
Rinnai Corp.	300	21,476
Sekisui Chemical Co., Ltd.	4,000	33,000
Sekisui House Ltd.	6,000	53,241
Sharp Corp.	10,000	87,437

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Sony Corp.	10,200	$183,141
Whirlpool Corp.	748	35,493

		867,796

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	3,639	629,911
Expedia, Inc.	987	28,643
Netflix, Inc.*	593	41,089
priceline.com, Inc.*	495	231,517
Rakuten, Inc.	73	78,529
TripAdvisor, Inc.*	987	24,882

		1,034,571

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	1,200	38,268
Mattel, Inc.	3,440	95,494
Namco Bandai Holdings, Inc.	2,000	28,479
Nikon Corp.	3,500	77,939
Sankyo Co., Ltd.	600	30,363
Sega Sammy Holdings, Inc.	2,100	45,372
Shimano, Inc.	800	38,872
Yamaha Corp.	2,000	18,345

		373,132

Media (5.0%)
Axel Springer AG	438	18,823
British Sky Broadcasting Group plc	11,723	133,358
Cablevision Systems Corp. - New York Group, Class A	2,294	32,621
CBS Corp., Class B	6,434	174,619
Comcast Corp. (NASDAQ), Class A	326,020	7,681,031
Comcast Corp., Class A	27,176	644,343
Dentsu, Inc.	1,761	53,743
DIRECTV, Class A*	7,045	301,244
Discovery Communications, Inc., Class A*	2,592	106,194
Eutelsat Communications S.A.	927	36,173
Fairfax Media Ltd.	25,389	18,697
Gannett Co., Inc.	2,365	31,620
Hakuhodo DY Holdings, Inc.	260	14,931
Interpublic Group of Cos., Inc.	4,812	46,821
ITV plc	36,746	38,891
J.C. Decaux S.A.*	526	12,114
Jupiter Telecommunications Co., Ltd.	21	21,281
Kabel Deutschland Holding AG*	915	46,440
Lagardere S.C.A.	1,147	30,284
McGraw-Hill Cos., Inc.	2,904	130,593
Mediaset S.p.A.	7,420	20,532
Modern Times Group AB, Class B	509	24,318
News Corp., Class A	317,587	5,665,752
Omnicom Group, Inc.	2,802	124,913
Pearson plc	130,325	2,448,976
ProSiebenSat.1 Media AG (Preference)	753	13,756
Publicis Groupe S.A.	1,395	64,176
Reed Elsevier N.V.	162,177	1,890,548
Reed Elsevier plc	12,507	100,807
Sanoma Oyj	909	10,429

Scripps Networks Interactive, Inc., Class A	1,005	$42,632
SES S.A. (FDR)	2,856	68,549
Singapore Press Holdings Ltd.	14,000	39,829
Societe Television Francaise 1 S.A.	1,457	14,222
Time Warner Cable, Inc.	62,514	3,974,015
Time Warner, Inc.	60,423	2,183,687
Toho Co., Ltd.	1,200	21,390
Viacom, Inc., Class B	57,942	2,631,146
Walt Disney Co.	90,214	3,383,025
Washington Post Co., Class B	54	20,348
Wolters Kluwer N.V.	3,090	53,410
WPP plc	12,929	135,632

		32,505,913

Multiline Retail (0.5%)
Big Lots, Inc.*	651	24,582
Dollar Tree, Inc.*	1,197	99,483
Family Dollar Stores, Inc.	1,193	68,788
Harvey Norman Holdings Ltd.	3,733	7,006
Isetan Mitsukoshi Holdings Ltd.	4,000	41,938
J. Front Retailing Co., Ltd.	4,000	19,332
J.C. Penney Co., Inc.	1,419	49,878
Kohl’s Corp.	2,527	124,707
Lifestyle International Holdings Ltd.	6,500	14,328
Macy’s, Inc.	4,161	133,901
Marks & Spencer Group plc	16,291	78,683
Marui Group Co., Ltd.	2,700	21,047
Next plc	1,753	74,512
Nordstrom, Inc.	1,657	82,370
PPR S.A.	758	108,552
Sears Holdings Corp.*	382	12,140
Takashimaya Co., Ltd.	3,000	21,710
Target Corp.	44,299	2,268,995

		3,251,952

Specialty Retail (2.0%)
ABC-Mart, Inc.	200	7,606
Abercrombie & Fitch Co., Class A	865	42,247
AutoNation, Inc.*	492	18,140
AutoZone, Inc.*	273	88,717
Bed Bath & Beyond, Inc.*	2,429	140,809
Best Buy Co., Inc.	3,006	70,250
CarMax, Inc.*	2,225	67,818
Fast Retailing Co., Ltd.	500	90,944
GameStop Corp., Class A*	1,281	30,911
Gap, Inc.	3,443	63,868
Hennes & Mauritz AB, Class B	10,279	330,533
Home Depot, Inc.	78,797	3,312,626
Inditex S.A.	24,073	1,971,582
Kingfisher plc	888,402	3,458,878
Limited Brands, Inc.	2,456	99,100
Lowe’s Cos., Inc.	12,511	317,529
Nitori Holdings Co., Ltd.	400	37,521
Orchard Supply Hardware Stores Corp., Class A*†	17	—
O’Reilly Automotive, Inc.*	1,279	102,256
Ross Stores, Inc.	2,294	109,034
Sanrio Co., Ltd.	400	20,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Shimamura Co., Ltd.	200	$20,449
Staples, Inc.	7,098	98,591
Tiffany & Co.	1,244	82,427
TJX Cos., Inc.	3,789	244,580
Urban Outfitters, Inc.*	1,077	29,682
USS Co., Ltd.	23,580	2,132,218
Yamada Denki Co., Ltd.	810	55,144

		13,044,013

Textiles, Apparel & Luxury Goods (0.3%)
Adidas AG	2,080	135,302
Asics Corp.	1,500	16,916
Burberry Group plc	4,473	82,317
Christian Dior S.A.	548	64,974
Cie Financiere Richemont S.A., Class A	5,294	267,772
Coach, Inc.	2,954	180,312
Luxottica Group S.p.A.	1,215	34,124
LVMH Moet Hennessy Louis Vuitton S.A.	2,548	360,774
NIKE, Inc., Class B	3,704	356,954
Ralph Lauren Corp.	642	88,647
Swatch Group AG	313	117,129
Swatch Group AG (Registered)	429	28,591
VF Corp.	893	113,402
Yue Yuen Industrial Holdings Ltd.	7,500	23,707

		1,870,921

Total Consumer Discretionary		70,158,525

Consumer Staples (5.5%)
Beverages (0.8%)
Anheuser-Busch InBev N.V.	8,057	493,286
Asahi Breweries Ltd.	3,900	85,631
Beam, Inc.	1,603	82,122
Brown-Forman Corp., Class B	1,017	81,879
Carlsberg A/S, Class B	1,051	74,113
Coca Cola Hellenic Bottling Co. S.A.*	1,740	29,839
Coca-Cola Amatil Ltd.	5,472	64,419
Coca-Cola Co.	22,691	1,587,689
Coca-Cola Enterprises, Inc.	3,059	78,861
Coca-Cola West Co., Ltd.	800	13,875
Constellation Brands, Inc., Class A*	1,755	36,276
Diageo plc	25,199	550,420
Dr. Pepper Snapple Group, Inc.	2,076	81,960
Heineken Holding N.V.	1,073	43,912
Heineken N.V.	2,637	122,081
Kirin Holdings Co., Ltd.	8,000	97,285
Molson Coors Brewing Co., Class B	1,552	67,574
PepsiCo, Inc.	15,618	1,036,254
Pernod-Ricard S.A.	1,996	185,121
SABMiller plc	9,515	334,916

		5,147,513

Food & Staples Retailing (1.9%)
Aeon Co., Ltd.	5,800	79,649
Carrefour S.A.	5,796	132,138
Casino Guichard Perrachon S.A.	544	45,821

Colruyt S.A.	725	$27,446
Costco Wholesale Corp.	4,308	358,943
CVS Caremark Corp.	120,637	4,919,577
Delhaize Group S.A.	981	55,110
Distribuidora Internacional de Alimentacion S.A.*	5,796	26,218
FamilyMart Co., Ltd.	700	28,284
J Sainsbury plc	12,297	57,845
Jeronimo Martins SGPS S.A.*	2,284	37,808
Kesko Oyj, Class B	615	20,663
Koninklijke Ahold N.V.	11,760	158,368
Kroger Co.	5,871	142,196
Lawson, Inc.	600	37,456
Metcash Ltd.	8,540	35,288
Metro AG	1,326	48,396
Olam International Ltd.	14,000	22,991
Safeway, Inc.	3,474	73,093
Seven & I Holdings Co., Ltd.	7,700	214,584
SUPERVALU, Inc.	2,093	16,995
Sysco Corp.	5,944	174,337
Tesco plc	558,077	3,496,675
Walgreen Co.	8,837	292,151
Wal-Mart Stores, Inc.	17,446	1,042,573
Wesfarmers Ltd.	10,040	302,933
Whole Foods Market, Inc.	1,641	114,181
WM Morrison Supermarkets plc	21,785	110,360
Woolworths Ltd.	12,221	313,741

		12,385,820

Food Products (1.6%)
Ajinomoto Co., Inc.	7,000	84,033
Archer-Daniels-Midland Co.	6,724	192,306
Aryzta AG	828	40,020
Associated British Foods plc	3,668	63,059
Barry Callebaut AG (Registered)*	16	15,765
Campbell Soup Co.	1,801	59,865
ConAgra Foods, Inc.	4,137	109,217
Danone S.A.	5,904	371,136
Dean Foods Co.*	1,807	20,238
General Mills, Inc.	6,416	259,271
Golden Agri-Resources Ltd.	65,244	35,966
H.J. Heinz Co.	3,175	171,577
Hershey Co.	1,525	94,214
Hormel Foods Corp.	1,364	39,951
J.M. Smucker Co.	1,130	88,332
Kellogg Co.	2,501	126,476
Kerry Group plc, Class A	1,332	48,762
Kikkoman Corp.	2,000	22,970
Kraft Foods, Inc., Class A	17,685	660,712
Lindt & Spruengli AG	10	29,746
Lindt & Spruengli AG (Registered)	1	33,418
McCormick & Co., Inc. (Non-Voting)	1,309	66,000
Mead Johnson Nutrition Co.	2,014	138,422
MEIJI Holdings Co., Ltd.	669	27,770
Nestle S.A. (Registered)	104,922	6,031,926
Nippon Meat Packers, Inc.	2,000	24,841
Nisshin Seifun Group, Inc.	2,000	24,243
Nissin Foods Holdings Co., Ltd.	600	23,503
Sara Lee Corp.	5,901	111,647

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Suedzucker AG	684	$21,822
Tate & Lyle plc	4,483	49,048
Toyo Suisan Kaisha Ltd.	1,000	24,230
Tyson Foods, Inc., Class A	2,934	60,558
Unilever N.V. (CVA)	16,323	561,319
Unilever plc	12,892	433,060
Wilmar International Ltd.	19,000	73,243
Yakult Honsha Co., Ltd.	1,000	31,506
Yamazaki Baking Co., Ltd.	1,000	13,135

		10,283,307

Household Products (0.5%)
Clorox Co.	1,305	86,861
Colgate-Palmolive Co.	4,829	446,151
Henkel AG & Co. KGaA	1,386	67,089
Henkel AG & Co. KGaA (Preference)	1,823	105,206
Kimberly-Clark Corp.	3,921	288,429
Procter & Gamble Co.	27,501	1,834,592
Reckitt Benckiser Group plc	6,264	309,350
Unicharm Corp.	1,200	59,166

		3,196,844

Personal Products (0.1%)
Avon Products, Inc.	4,222	73,758
Beiersdorf AG	1,006	57,054
Estee Lauder Cos., Inc., Class A	1,130	126,922
Kao Corp.	5,300	144,809
L’Oreal S.A.	2,383	248,895
Shiseido Co., Ltd.	3,500	64,343

		715,781

Tobacco (0.6%)
Altria Group, Inc.	20,464	606,758
British American Tobacco plc	19,899	944,246
Imperial Tobacco Group plc	10,160	384,206
Japan Tobacco, Inc.	45	211,641
Lorillard, Inc.	1,327	151,278
Philip Morris International, Inc.	17,353	1,361,863
Reynolds American, Inc.	3,452	142,982
Swedish Match AB	2,205	78,273

		3,881,247

Total Consumer Staples		35,610,512

Energy (9.1%)
Energy Equipment & Services (1.9%)
Aker Solutions ASA	1,416	14,904
AMEC plc	3,422	48,228
Baker Hughes, Inc.	52,691	2,562,890
Cameron International Corp.*	2,415	118,794
Cie Generale de Geophysique-Veritas*	1,592	37,356
Diamond Offshore Drilling, Inc.	684	37,798
FMC Technologies, Inc.*	2,362	123,367
Fugro N.V. (CVA)	680	39,512
Halliburton Co.	81,320	2,806,353
Helmerich & Payne, Inc.	1,043	60,869
Nabors Industries Ltd.*	2,808	48,691
National Oilwell Varco, Inc.	4,232	287,734
Noble Corp.*	79,909	2,414,850
Petrofac Ltd.	2,631	58,878
Rowan Cos., Inc.*	1,243	37,700
Saipem S.p.A.	2,597	110,414

SBM Offshore N.V.	89,607	$1,846,304
Schlumberger Ltd.	13,393	914,876
Seadrill Ltd.	3,315	110,854
Subsea 7 S.A.*	2,836	52,634
Technip S.A.	1,002	94,176
Tenaris S.A.	4,793	88,584
Transocean Ltd.	3,220	124,337
WorleyParsons Ltd.	2,081	54,637

		12,094,740

Oil, Gas & Consumable Fuels (7.2%)
Alpha Natural Resources, Inc.*	2,233	45,620
Anadarko Petroleum Corp.	4,970	379,360
Apache Corp.	3,829	346,831
BG Group plc	34,200	731,095
BP plc	849,315	6,073,931
Cabot Oil & Gas Corp.	1,029	78,101
Cairn Energy plc*	14,105	58,114
Caltex Australia Ltd.	1,643	19,779
Chesapeake Energy Corp.	6,710	149,566
Chevron Corp.	54,590	5,808,376
ConocoPhillips	13,264	966,548
Consol Energy, Inc.	2,223	81,584
Cosmo Oil Co., Ltd.	7,000	19,553
Denbury Resources, Inc.*	3,956	59,736
Devon Energy Corp.	4,032	249,984
El Paso Corp.	7,747	205,838
ENI S.p.A.	174,048	3,606,439
EOG Resources, Inc.	2,697	265,681
EQT Corp.	1,472	80,651
Essar Energy plc*	3,216	8,560
Exxon Mobil Corp.	47,892	4,059,326
Galp Energia SGPS S.A., Class B	2,329	34,303
Gazprom OAO (ADR)	174,420	1,862,980
Hess Corp.	2,944	167,219
Idemitsu Kosan Co., Ltd.	200	20,631
INPEX Corp.	22	138,625
Japan Petroleum Exploration Co.	300	11,732
JX Holdings, Inc.	21,994	132,873
Lundin Petroleum AB*	2,145	52,736
Marathon Oil Corp.	6,989	204,568
Marathon Petroleum Corp.	3,647	121,409
Murphy Oil Corp.	1,903	106,073
Neste Oil Oyj	1,474	14,890
Newfield Exploration Co.*	1,318	49,728
Noble Energy, Inc.	1,734	163,672
Occidental Petroleum Corp.	8,137	762,437
OMV AG	1,659	50,413
Origin Energy Ltd.	10,520	143,536
Peabody Energy Corp.	2,669	88,371
Petroleo Brasileiro S.A. (Preference) (ADR)	34,300	805,707
Pioneer Natural Resources Co.	1,230	110,060
QEP Resources, Inc.	1,739	50,953
Range Resources Corp.	1,575	97,555
Repsol YPF S.A.	7,970	244,831
Royal Dutch Shell plc, Class A	36,247	1,334,674
Royal Dutch Shell plc, Class B	183,071	6,976,949
Santos Ltd.	9,284	116,227
Showa Shell Sekiyu KK	1,500	10,114
Southwestern Energy Co.*	3,557	113,611
Spectra Energy Corp.	6,555	201,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Statoil ASA	105,859	$2,716,898
Sunoco, Inc.	1,055	43,276
Tesoro Corp.*	1,405	32,821
TonenGeneral Sekiyu KK	3,000	32,779
Total S.A.	105,150	5,375,570
Tullow Oil plc	9,125	198,679
Valero Energy Corp.	5,613	118,154
Williams Cos., Inc.	5,919	195,445
Woodside Petroleum Ltd.	6,282	196,741

		46,393,479

Total Energy		58,488,219

Financials (12.3%)
Capital Markets (1.0%)
3i Group plc	10,008	28,132
Ameriprise Financial, Inc.	2,231	110,747
Bank of New York Mellon Corp.	11,981	238,542
BlackRock, Inc.	991	176,636
Charles Schwab Corp.	10,693	120,403
Credit Suisse Group AG (Registered)*	77,917	1,830,755
Daiwa Securities Group, Inc.	16,500	51,449
Deutsche Bank AG (Registered)	9,244	352,162
E*TRADE Financial Corp.*	2,519	20,051
Federated Investors, Inc., Class B	903	13,680
Franklin Resources, Inc.	1,485	142,649
GAM Holding AG*	2,083	22,619
Goldman Sachs Group, Inc.	4,917	444,644
ICAP plc	5,375	28,957
Invesco Ltd.	4,542	91,249
Investec plc	5,164	27,187
Julius Baer Group Ltd.*	2,145	83,900
Legg Mason, Inc.	1,301	31,289
Macquarie Group Ltd.	3,528	85,845
Man Group plc	17,650	34,455
Mediobanca S.p.A.	5,531	31,827
Morgan Stanley	15,002	226,980
Nomura Holdings, Inc.	36,200	109,583
Northern Trust Corp.	2,383	94,510
Partners Group Holding AG	122	21,288
Ratos AB, Class B	1,978	23,209
SBI Holdings, Inc.	219	16,047
Schroders plc	1,260	25,712
State Street Corp.	4,943	199,252
T. Rowe Price Group, Inc.	2,555	145,507
UBS AG (Registered)*	109,281	1,300,715

		6,129,981

Commercial Banks (3.8%)
Aozora Bank Ltd.	5,000	13,772
Australia & New Zealand Banking Group Ltd.	26,271	551,641
Banca Carige S.p.A.	5,056	9,685
Banca Monte dei Paschi di Siena S.p.A.	46,507	15,162
Banco Bilbao Vizcaya Argentaria S.A.	45,704	395,138
Banco de Sabadell S.A.	10,511	39,914
Banco Espirito Santo S.A. (Registered)	6,555	11,453
Banco Popolare S.c.a.r.l.	17,897	23,163

Banco Popular Espanol S.A.	9,944	$45,302
Banco Santander S.A.	84,846	644,596
Bank Hapoalim B.M.	10,146	33,218
Bank Leumi Le-Israel B.M.	12,198	35,082
Bank of East Asia Ltd.	14,800	56,025
Bank of Kyoto Ltd.	3,000	25,841
Bank of Yokohama Ltd.	13,000	61,479
Bankia S.A.*	8,691	40,438
Bankinter S.A.	2,863	17,601
Barclays plc	116,636	318,889
BB&T Corp.	7,069	177,927
Bendigo and Adelaide Bank Ltd.	3,572	29,337
BNP Paribas S.A.	9,590	376,700
BOC Hong Kong Holdings Ltd.	36,500	86,473
CaixaBank	8,233	40,438
Chiba Bank Ltd.	7,000	45,108
Chugoku Bank Ltd.	2,000	27,881
Comerica, Inc.	1,992	51,394
Commerzbank AG*	36,037	60,773
Commonwealth Bank of Australia	15,635	787,101
Credit Agricole S.A.	9,865	55,668
Danske Bank A/S*	6,581	83,590
DBS Group Holdings Ltd.	203,088	1,803,765
DNB ASA	9,819	96,124
Erste Group Bank AG	1,860	32,767
Fifth Third Bancorp	9,036	114,938
First Horizon National Corp.	2,644	21,152
Fukuoka Financial Group, Inc.	7,000	29,375
Gunma Bank Ltd.	4,000	21,983
Hachijuni Bank Ltd.	4,000	22,814
Hang Seng Bank Ltd.	7,700	91,360
Hiroshima Bank Ltd.	5,000	23,256
Hokuhoku Financial Group, Inc.	11,000	21,437
HSBC Holdings plc	319,804	2,429,433
HSBC Holdings plc (London Stock Exchange)	179,174	1,366,382
Huntington Bancshares, Inc./Ohio	8,499	46,660
ICICI Bank Ltd. (ADR)	42,800	1,131,204
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	8,230	10,263
Intesa Sanpaolo S.p.A. (Quote MTF Exchange)	1,329,863	2,227,201
Israel Discount Bank Ltd., Class A*	5,505	7,402
Iyo Bank Ltd.	2,000	19,748
Joyo Bank Ltd.	7,000	30,921
KB Financial Group, Inc. (ADR)	74,675	2,340,315
KBC Groep N.V.	1,534	19,320
KeyCorp	9,457	72,724
Lloyds Banking Group plc*	415,553	167,179
M&T Bank Corp.	1,247	95,196
Mitsubishi UFJ Financial Group, Inc.	128,000	543,796
Mizrahi Tefahot Bank Ltd.	1,185	9,419
Mizuho Financial Group, Inc.	229,024	309,452
National Australia Bank Ltd.	21,986	525,303
National Bank of Greece S.A.*	9,518	19,956
Natixis S.A.	8,793	22,123
Nishi-Nippon City Bank Ltd.	6,000	17,227
Nordea Bank AB	26,485	204,928
Oversea-Chinese Banking Corp., Ltd.	25,000	150,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

PNC Financial Services Group, Inc.	5,222	$301,153
Raiffeisen Bank International AG	478	12,437
Regions Financial Corp.	12,366	53,174
Resona Holdings, Inc.	18,551	81,704
Royal Bank of Scotland Group plc*	174,385	54,651
Seven Bank Ltd.	6,000	11,771
Shinsei Bank Ltd.	14,000	14,551
Shizuoka Bank Ltd.	6,000	63,219
Skandinaviska Enskilda Banken AB, Class A	14,316	83,395
Societe Generale S.A.	6,538	145,585
Standard Chartered plc	23,860	522,099
Sumitomo Mitsui Financial Group, Inc.	13,477	375,402
Sumitomo Mitsui Trust Holdings, Inc.	31,860	93,548
SunTrust Banks, Inc.	5,396	95,509
Suruga Bank Ltd.	2,000	17,903
Svenska Handelsbanken AB, Class A	4,765	125,321
Swedbank AB, Class A	8,136	105,394
U.S. Bancorp	19,155	518,143
UniCredit S.p.A.	117,083	972,851
Unione di Banche Italiane S.c.p.A.	7,207	29,531
United Overseas Bank Ltd.	13,000	153,047
Wells Fargo & Co.	52,717	1,452,881
Westpac Banking Corp.	30,292	619,653
Wing Hang Bank Ltd.	1,500	12,293
Yamaguchi Financial Group, Inc.	2,000	19,098
Zions Bancorp	1,806	29,402

		24,170,546

Consumer Finance (0.7%)
Aeon Credit Service Co., Ltd.	800	12,639
American Express Co.	88,662	4,182,187
Capital One Financial Corp.	4,611	194,999
Credit Saison Co., Ltd.	1,500	30,070
Discover Financial Services	5,572	133,728
SLM Corp.	5,198	69,653

		4,623,276

Diversified Financial Services (1.9%)
ASX Ltd.	1,838	57,488
Bank of America Corp.	229,322	1,275,030
Citigroup, Inc.	74,337	1,955,806
CME Group, Inc.	662	161,310
Deutsche Boerse AG*	1,907	99,984
Eurazeo S.A.	266	9,466
Exor S.p.A.	670	13,484
First Pacific Co., Ltd.	18,000	18,726
Groupe Bruxelles Lambert S.A.	766	51,067
Hong Kong Exchanges and Clearing Ltd.	10,300	164,580
Industrivarden AB, Class C	1,149	13,707
ING Groep N.V. (CVA)*	536,977	3,864,103
IntercontinentalExchange, Inc.*	729	87,881
Investor AB, Class B	4,378	81,681
JPMorgan Chase & Co.	113,620	3,777,865
Kinnevik Investment AB, Class B	2,129	41,485

Leucadia National Corp.	1,952	$44,388
London Stock Exchange Group plc	1,529	18,878
Mitsubishi UFJ Lease & Finance Co., Ltd.	600	23,775
Moody’s Corp.	1,969	66,316
NASDAQ OMX Group, Inc.*	1,265	31,005
NYSE Euronext	2,577	67,260
ORIX Corp.	1,020	84,282
Pargesa Holding S.A.	235	15,386
Pohjola Bank plc, Class A	1,258	12,228
Singapore Exchange Ltd.	8,000	37,809

		12,074,990

Insurance (3.6%)
ACE Ltd.	41,934	2,940,412
Admiral Group plc	1,922	25,431
Aegon N.V.*	17,478	70,147
Aflac, Inc.	4,640	200,726
Ageas	21,655	33,632
AIA Group Ltd.	84,800	264,775
Allianz SE (Registered)	4,582	438,305
Allstate Corp.	5,035	138,009
American International Group, Inc.*	4,302	99,806
AMP Ltd.	27,532	114,610
Aon Corp.	3,175	148,590
Assicurazioni Generali S.p.A.	11,661	175,523
Assurant, Inc.	858	35,229
Aviva plc	670,913	3,134,119
AXA S.A.‡	17,457	226,954
Baloise Holding AG (Registered)	457	31,333
Berkshire Hathaway, Inc., Class B*	17,575	1,340,973
Chubb Corp.	2,763	191,255
Cincinnati Financial Corp.	1,601	48,766
CNP Assurances S.A.	1,278	15,843
Dai-ichi Life Insurance Co., Ltd.	91	89,499
Delta Lloyd N.V.	1,216	20,460
Genworth Financial, Inc., Class A*	4,833	31,656
Gjensidige Forsikring ASA	2,028	23,498
Hannover Rueckversicherung AG (Registered)	547	27,132
Hartford Financial Services Group, Inc.	4,374	71,078
Insurance Australia Group Ltd.	20,379	62,114
Legal & General Group plc	60,456	96,517
Lincoln National Corp.	3,100	60,202
Loews Corp.	2,976	112,046
Mapfre S.A.	7,458	23,697
Marsh & McLennan Cos., Inc.	5,400	170,748
MetLife, Inc.	10,571	329,604
MS&AD Insurance Group Holdings, Inc.	5,711	105,806
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	17,505	2,147,321
NKSJ Holdings, Inc.	43,675	856,818
Old Mutual plc	54,989	115,714
Principal Financial Group, Inc.	2,951	72,595
Progressive Corp.	138,509	2,702,311
Prudential Financial, Inc.	4,716	236,366

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Prudential plc	25,260	$250,476
QBE Insurance Group Ltd.	10,999	145,685
RenaissanceReinsurance Holdings Ltd.	31,570	2,347,861
Resolution Ltd.	14,710	57,431
RSA Insurance Group plc	35,192	57,495
Sampo Oyj, Class A	4,115	102,096
SCOR SE	1,595	37,282
Sony Financial Holdings, Inc.	1,600	23,573
Standard Life plc	23,063	73,890
Suncorp Group Ltd.	13,394	114,801
Swiss Life Holding AG (Registered)*	274	25,203
Swiss Reinsurance Co., Ltd.*	42,448	2,163,298
T&D Holdings, Inc.	6,100	56,823
Tokio Marine Holdings, Inc.	7,200	159,491
Torchmark Corp.	1,043	45,256
Travelers Cos., Inc.	4,092	242,124
Tryg A/S	183	10,164
Unum Group	2,808	59,165
Vienna Insurance Group AG	387	15,349
XL Group plc	3,068	60,654
Zurich Financial Services AG*	1,461	330,525

		23,408,262

Real Estate Investment Trusts (REITs) (0.5%)
Apartment Investment & Management Co. (REIT), Class A	1,152	26,392
Ascendas Real Estate Investment Trust (REIT)	19,000	26,807
AvalonBay Communities, Inc. (REIT)	973	127,074
Boston Properties, Inc. (REIT)	1,458	145,217
British Land Co. plc (REIT)	8,908	63,983
Capital Shopping Centres Group plc (REIT)	5,111	24,788
CapitaMall Trust (REIT)	19,000	24,903
CFS Retail Property Trust (REIT)	19,312	33,283
Corio N.V. (REIT)	561	24,400
Dexus Property Group (REIT)	44,524	37,797
Equity Residential (REIT)	2,986	170,291
Fonciere des Regions (REIT)	306	19,644
Gecina S.A. (REIT)	237	19,938
Goodman Group (REIT)	68,843	40,135
GPT Group (REIT)	17,071	53,603
Hammerson plc (REIT)	7,244	40,500
HCP, Inc. (REIT)	4,096	169,697
Health Care REIT, Inc. (REIT)	1,908	104,043
Host Hotels & Resorts, Inc. (REIT)	7,150	105,605
ICADE (REIT)	209	16,443
Japan Prime Realty Investment Corp. (REIT)	6	14,133
Japan Real Estate Investment Corp. (REIT)	5	38,976
Japan Retail Fund Investment Corp. (REIT)	19	28,141
Kimco Realty Corp. (REIT)	3,997	64,911
Klepierre S.A. (REIT)	1,092	31,150
Land Securities Group plc (REIT)	7,797	76,951

Link REIT (REIT)	22,500	$82,855
Mirvac Group (REIT)	35,494	42,838
Nippon Building Fund, Inc. (REIT)	6	49,110
Nomura Real Estate Office Fund, Inc. (REIT)	3	15,415
Plum Creek Timber Co., Inc. (REIT)	1,591	58,167
ProLogis, Inc. (REIT)	4,681	133,830
Public Storage (REIT)	1,415	190,261
Segro plc (REIT)	8,407	27,222
Simon Property Group, Inc. (REIT)	2,930	377,794
Stockland Corp., Ltd. (REIT)	23,156	75,552
Unibail-Rodamco S.A. (REIT)	943	169,524
Ventas, Inc. (REIT)	2,851	157,176
Vornado Realty Trust (REIT)	1,830	140,654
Westfield Group (REIT)	21,766	173,868
Westfield Retail Trust (REIT)	29,096	74,101
Weyerhaeuser Co. (REIT)	5,300	98,951

		3,396,123

Real Estate Management & Development (0.8%)
Aeon Mall Co., Ltd.	700	14,860
BGP Holdings plc*(b)†	177,813	—
CapitaLand Ltd.	24,000	40,893
CapitaMalls Asia Ltd.	12,361	10,769
CBRE Group, Inc.*	3,223	49,054
Cheung Kong Holdings Ltd.	155,560	1,850,713
City Developments Ltd.	5,000	34,309
Daito Trust Construction Co., Ltd.	700	60,023
Daiwa House Industry Co., Ltd.	5,000	59,634
Global Logistic Properties Ltd.*	16,000	21,649
Hang Lung Group Ltd.	9,000	49,307
Hang Lung Properties Ltd.	25,000	71,138
Henderson Land Development Co., Ltd.	9,000	44,730
Hopewell Holdings Ltd.	5,000	12,785
Hysan Development Co., Ltd.	6,000	19,700
Immofinanz AG*	10,104	30,475
Keppel Land Ltd.	7,000	11,981
Kerry Properties Ltd.	7,000	23,163
Lend Lease Group	5,415	39,655
Mitsubishi Estate Co., Ltd.	13,000	194,231
Mitsui Fudosan Co., Ltd.	8,000	116,617
New World Development Co., Ltd.	39,000	31,435
Nomura Real Estate Holdings, Inc.	1,000	14,889
NTT Urban Development Corp.	12	8,185
Sino Land Co., Ltd.	28,600	40,728
Sumitomo Realty & Development Co., Ltd.	4,000	70,053
Sun Hung Kai Properties Ltd.	14,000	175,482
Swire Pacific Ltd., Class A	178,260	2,151,762
Tokyu Land Corp.	4,000	15,123
UOL Group Ltd.	4,000	12,336
Wharf Holdings Ltd.	15,400	69,598
Wheelock & Co., Ltd.	10,000	24,773

		5,370,050

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	5,184	$32,400
People’s United Financial, Inc.	3,632	46,671

		79,071

Total Financials		79,252,299

Health Care (14.3%)
Biotechnology (2.3%)
Actelion Ltd. (Registered)*	1,102	37,836
Amgen, Inc.	131,018	8,412,666
Biogen Idec, Inc.*	14,630	1,610,031
Celgene Corp.*	4,432	299,603
CSL Ltd.	5,309	173,761
Gilead Sciences, Inc.*	107,619	4,404,846
Grifols S.A.*	1,393	23,438

		14,962,181

Health Care Equipment & Supplies (1.7%)
Baxter International, Inc.	5,639	279,018
Becton, Dickinson and Co.	2,111	157,734
Boston Scientific Corp.*	15,029	80,255
C.R. Bard, Inc.	839	71,734
CareFusion Corp.*	2,195	55,775
Cie Generale d’Optique Essilor International S.A.	2,004	141,485
Cochlear Ltd.	626	39,697
Coloplast A/S, Class B	229	32,935
Covidien plc	98,062	4,413,771
DENTSPLY International, Inc.	1,406	49,196
Edwards Lifesciences Corp.*	1,132	80,032
Getinge AB, Class B	1,891	47,920
Intuitive Surgical, Inc.*	395	182,889
Medtronic, Inc.	109,330	4,181,872
Olympus Corp.	2,300	30,240
Smith & Nephew plc	9,134	88,728
Sonova Holding AG (Registered)*	503	52,613
St. Jude Medical, Inc.	3,178	109,005
Straumann Holding AG (Registered)	95	16,395
Stryker Corp.	3,212	159,669
Synthes, Inc.	657	110,164
Sysmex Corp.	800	26,067
Terumo Corp.	1,700	80,064
Varian Medical Systems, Inc.*	1,104	74,112
William Demant Holding A/S*	189	15,717
Zimmer Holdings, Inc.*	1,785	95,355

		10,672,442

Health Care Providers & Services (1.0%)
Aetna, Inc.	3,573	150,745
Alfresa Holdings Corp.	300	12,648
AmerisourceBergen Corp.	2,574	95,727
Cardinal Health, Inc.	3,450	140,104
Celesio AG	666	10,551
Cigna Corp.	2,866	120,372
Coventry Health Care, Inc.*	1,462	44,401
DaVita, Inc.*	957	72,550
Express Scripts, Inc.*	4,908	219,338
Fresenius Medical Care AG & Co. KGaA	2,084	141,604

Fresenius SE & Co. KGaA	1,167	$107,963
Humana, Inc.	1,606	140,702
Laboratory Corp. of America Holdings*	987	84,852
McKesson Corp.	2,445	190,490
Medco Health Solutions, Inc.*	3,919	219,072
Medipal Holdings Corp.	1,700	17,758
Miraca Holdings, Inc.	500	19,910
Patterson Cos., Inc.	952	28,103
Quest Diagnostics, Inc.	69,117	4,012,933
Ramsay Health Care Ltd.	1,288	25,399
Sonic Healthcare Ltd.	3,642	42,018
Suzuken Co., Ltd.	600	16,635
Tenet Healthcare Corp.*	4,800	24,624
UnitedHealth Group, Inc.	10,681	541,313
WellPoint, Inc.	3,472	230,020

		6,709,832

Health Care Technology (0.0%)
Cerner Corp.*	1,474	90,283

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.*	3,562	124,421
Life Technologies Corp.*	1,776	69,104
Lonza Group AG (Registered)*	23,017	1,359,995
PerkinElmer, Inc.	1,119	22,380
QIAGEN N.V.*	2,158	29,746
Thermo Fisher Scientific, Inc.*	3,790	170,436
Waters Corp.*	906	67,089

		1,843,171

Pharmaceuticals (9.0%)
Abbott Laboratories, Inc.	43,657	2,454,833
Allergan, Inc.	3,028	265,677
Astellas Pharma, Inc.	4,500	182,993
AstraZeneca plc	13,549	625,988
Bayer AG (Registered)	39,377	2,517,606
Bristol-Myers Squibb Co.	16,969	597,988
Chugai Pharmaceutical Co., Ltd.	2,100	34,623
Daiichi Sankyo Co., Ltd.	6,600	130,851
Dainippon Sumitomo Pharma Co., Ltd.	1,700	19,370
Eisai Co., Ltd.	2,500	103,449
Elan Corp. plc*	4,704	65,265
Eli Lilly and Co.	10,195	423,704
Forest Laboratories, Inc.*	2,624	79,402
GlaxoSmithKline plc	350,379	8,006,999
Hisamitsu Pharmaceutical Co., Inc.	600	25,413
Hospira, Inc.*	1,644	49,928
Johnson & Johnson	27,312	1,791,121
Kyowa Hakko Kirin Co., Ltd.	3,000	36,716
Merck & Co., Inc.	166,347	6,271,282
Merck KGaA	23,894	2,382,138
Mitsubishi Tanabe Pharma Corp.	2,200	34,814
Mylan, Inc.*	4,279	91,827
Novartis AG (Registered)	105,449	6,028,544
Novo Nordisk A/S, Class B	4,239	487,131
Ono Pharmaceutical Co., Ltd.	800	44,901
Orion Oyj, Class B	1,075	20,939
Otsuka Holdings Co., Ltd.	2,500	70,287
Perrigo Co.	938	91,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Pfizer, Inc.	396,438	$8,578,918
Roche Holding AG	38,071	6,452,575
Sanofi S.A.	122,547	9,000,916
Santen Pharmaceutical Co., Ltd.	700	28,829
Shionogi & Co., Ltd.	3,000	38,548
Shire plc	5,689	198,169
Taisho Pharmaceutical Holdings Co., Ltd.*	300	23,152
Takeda Pharmaceutical Co., Ltd.	7,900	346,914
Teva Pharmaceutical Industries Ltd.	9,476	385,901
Tsumura & Co.	700	20,644
UCB S.A.	942	39,636
Watson Pharmaceuticals, Inc.*	1,318	79,528

		58,128,786

Total Health Care		92,406,695

Industrials (9.2%)
Aerospace & Defense (1.2%)
BAE Systems plc	348,957	1,545,043
Boeing Co.	7,435	545,357
Cobham plc	11,806	33,626
Elbit Systems Ltd.	186	7,668
Embraer S.A. (ADR)	53,850	1,358,097
European Aeronautic Defence and Space Co. N.V.	4,142	129,463
Finmeccanica S.p.A.	3,870	14,315
General Dynamics Corp.	3,591	238,478
Goodrich Corp.	1,239	153,264
Honeywell International, Inc.	7,736	420,452
L-3 Communications Holdings, Inc.	994	66,280
Lockheed Martin Corp.	2,648	214,223
Meggitt plc	7,423	40,671
Northrop Grumman Corp.	2,606	152,399
Precision Castparts Corp.	1,448	238,616
Raytheon Co.	3,437	166,282
Rockwell Collins, Inc.	1,530	84,716
Rolls-Royce Holdings plc*	19,122	221,684
Rolls-Royce Holdings plc (Preference), Class C*(b)†	1,319,418	2,049
Safran S.A.	1,671	50,185
Singapore Technologies Engineering Ltd.	17,000	35,257
Textron, Inc.	2,699	49,905
Thales S.A.	41,721	1,317,537
United Technologies Corp.	9,088	664,242

		7,749,809

Air Freight & Logistics (1.5%)
C.H. Robinson Worldwide, Inc.	1,638	114,300
Deutsche Post AG (Registered)	108,016	1,660,821
Expeditors International of Washington, Inc.	2,091	85,647
FedEx Corp.	40,414	3,374,973
TNT Express N.V.	3,661	27,359
Toll Holdings Ltd.	6,728	29,039
United Parcel Service, Inc., Class B	61,899	4,530,388
Yamato Holdings Co., Ltd.	4,000	67,403

		9,889,930

Airlines (0.1%)
All Nippon Airways Co., Ltd.	9,000	$25,140
Cathay Pacific Airways Ltd.	12,000	20,580
Deutsche Lufthansa AG (Registered)	47,685	566,864
International Consolidated Airlines Group S.A.*	9,474	21,335
Qantas Airways Ltd.*	11,067	16,526
Singapore Airlines Ltd.	5,000	39,166
Southwest Airlines Co.	7,660	65,570

		755,181

Building Products (0.1%)
Asahi Glass Co., Ltd.	10,000	83,929
Assa Abloy AB, Class B	3,295	82,638
Cie de Saint-Gobain S.A.	4,005	153,767
Daikin Industries Ltd.	2,500	68,468
Geberit AG (Registered)*	388	74,766
JS Group Corp.	2,700	51,741
Masco Corp.	3,533	37,026
Nippon Sheet Glass Co., Ltd.	9,000	16,838
TOTO Ltd.	3,000	23,152

		592,325

Commercial Services & Supplies (0.4%)
Aggreko plc	2,560	80,189
Avery Dennison Corp.	1,063	30,487
Babcock International Group plc	3,659	41,794
Brambles Ltd.	14,688	107,564
Cintas Corp.	1,107	38,535
Dai Nippon Printing Co., Ltd.	6,000	57,685
Edenred	1,638	40,322
G4S plc	15,249	64,367
Iron Mountain, Inc.	1,804	55,563
Pitney Bowes, Inc.	2,002	37,117
R.R. Donnelley & Sons Co.	1,678	24,213
Rentokil Initial plc*	1,356,650	1,319,959
Republic Services, Inc.	3,206	88,325
Secom Co., Ltd.	2,100	96,856
Securitas AB, Class B	2,956	25,514
Serco Group plc	5,060	37,248
Societe BIC S.A.	332	29,434
Stericycle, Inc.*	842	65,609
Toppan Printing Co., Ltd.	6,000	44,121
Waste Management, Inc.	4,541	148,536

		2,433,438

Construction & Engineering (0.1%)
ACS Actividades de Construccion y Servicios S.A.	1,334	39,537
Balfour Beatty plc	7,172	29,494
Bouygues S.A.	1,929	60,780
Chiyoda Corp.	2,000	20,346
Eiffage S.A.	408	9,877
Ferrovial S.A.	3,688	44,510
Fluor Corp.	1,638	82,309
Fomento de Construcciones y Contratas S.A.	558	14,473
Hochtief AG	427	24,700
Jacobs Engineering Group, Inc.*	1,247	50,603
JGC Corp.	2,000	48,019
Kajima Corp.	9,000	27,595

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Kinden Corp.	1,000	$8,445
Koninklijke Boskalis Westminster N.V.	748	27,484
Leighton Holdings Ltd.	1,453	28,296
Obayashi Corp.	7,000	31,103
Quanta Services, Inc.*	2,126	45,794
Shimizu Corp.	6,000	25,179
Skanska AB, Class B	4,162	68,943
Taisei Corp.	11,000	27,868
Vinci S.A.	4,538	198,283

		913,638

Electrical Equipment (0.3%)
ABB Ltd. (Registered)*	22,185	417,578
Alstom S.A.	2,007	60,861
Cooper Industries plc	1,555	84,203
Emerson Electric Co.	7,337	341,831
Fuji Electric Holdings Co., Ltd.	6,000	16,448
Furukawa Electric Co., Ltd.	7,000	16,097
GS Yuasa Corp.	3,000	16,136
Legrand S.A.	2,176	69,985
Mabuchi Motor Co., Ltd.	300	12,492
Mitsubishi Electric Corp.	19,000	182,175
Nidec Corp.	1,100	95,608
NV Bekaert S.A.	387	12,414
Prysmian S.p.A.	1,993	24,750
Rockwell Automation, Inc.	1,396	102,424
Roper Industries, Inc.	994	86,349
Schneider Electric S.A.	4,898	257,880
Sumitomo Electric Industries Ltd.	7,300	79,478
Ushio, Inc.	1,300	18,781
Vestas Wind Systems A/S*	2,037	21,990

		1,917,480

Industrial Conglomerates (3.2%)
3M Co.	7,022	573,908
Citic Pacific Ltd.	705,800	1,272,268
Danaher Corp.	5,756	270,762
Delek Group Ltd.	44	8,325
Fraser and Neave Ltd.	10,000	47,801
General Electric Co.	317,303	5,682,897
Hutchison Whampoa Ltd.	21,000	175,888
Keppel Corp., Ltd.	14,300	102,533
Koninklijke Philips Electronics N.V.	109,867	2,314,941
NWS Holdings Ltd.	11,000	16,203
Orkla ASA	7,721	57,641
SembCorp Industries Ltd.	9,000	28,102
Siemens AG (Registered)	57,982	5,548,694
Smiths Group plc	4,021	57,138
Tyco International Ltd.	97,472	4,552,917
Wendel S.A.	332	22,129

		20,732,147

Machinery (0.8%)
Alfa Laval AB	3,478	65,901
Amada Co., Ltd.	3,000	19,020
Atlas Copco AB, Class A	6,876	147,870
Atlas Copco AB, Class B	3,936	74,807
Caterpillar, Inc.	6,468	586,001
Cosco Corp., (Singapore) Ltd.	11,000	7,421
Cummins, Inc.	1,894	166,710

Deere & Co.	4,176	$323,014
Dover Corp.	1,839	106,754
Eaton Corp.	3,358	146,174
FANUC Corp.	1,900	290,789
Fiat Industrial S.p.A.*	7,802	66,898
Flowserve Corp.	550	54,626
GEA Group AG	1,841	52,062
Hino Motors Ltd.	2,000	12,135
Hitachi Construction Machinery Co., Ltd.	900	15,154
IHI Corp.	13,000	31,584
Illinois Tool Works, Inc.	4,807	224,535
Ingersoll-Rand plc	3,086	94,030
Invensys plc	8,319	27,260
Japan Steel Works Ltd.	3,000	20,852
Joy Global, Inc.	1,034	77,519
JTEKT Corp.	2,300	22,620
Kawasaki Heavy Industries Ltd.	13,000	32,428
Komatsu Ltd.	9,500	222,041
Kone Oyj, Class B	1,573	81,638
Kubota Corp.	12,000	100,559
Kurita Water Industries Ltd.	1,100	28,583
Makita Corp.	1,200	38,836
MAN SE	637	56,639
Metso Oyj	1,323	49,057
Mitsubishi Heavy Industries Ltd.	30,000	127,842
Nabtesco Corp.	900	16,405
NGK Insulators Ltd.	3,000	35,624
NSK Ltd.	4,000	25,984
NTN Corp.	4,000	16,110
PACCAR, Inc.	3,588	134,442
Pall Corp.	1,148	65,608
Parker Hannifin Corp.	1,473	112,316
Sandvik AB	9,859	120,980
Scania AB, Class B	3,147	46,642
Schindler Holding AG	493	57,420
Schindler Holding AG (Registered)	198	22,998
SembCorp Marine Ltd.	8,000	23,561
SKF AB, Class B	4,029	85,239
SMC Corp.	500	80,681
Snap-on, Inc.	572	28,955
Stanley Black & Decker, Inc.	1,730	116,948
Sulzer AG (Registered)	243	25,974
Sumitomo Heavy Industries Ltd.	5,000	29,167
THK Co., Ltd.	1,400	27,593
Vallourec S.A.	1,102	71,541
Volvo AB, Class B	13,864	151,693
Wartsila Oyj	1,638	47,318
Weir Group plc	2,105	66,427
Xylem, Inc.	1,808	46,447
Yangzijiang Shipbuilding Holdings Ltd.	19,735	13,846
Zardoya Otis S.A.	1,346	18,466

		4,859,744

Marine (0.0%)
A. P. Moller - Maersk A/S, Class A	5	31,202
A. P. Moller - Maersk A/S, Class B	13	85,832

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Kawasaki Kisen Kaisha Ltd.	6,000	$10,835
Kuehne + Nagel International AG (Registered)	513	57,619
Mitsui O.S.K. Lines Ltd.	11,000	42,588
Neptune Orient Lines Ltd.	12,750	11,059
Nippon Yusen KK	16,000	40,951
Orient Overseas International Ltd.	2,000	11,678

		291,764

Professional Services (0.5%)
Adecco S.A. (Registered)*	18,905	791,985
Bureau Veritas S.A.	549	40,004
Campbell Brothers Ltd.	633	31,718
Capita Group plc	6,426	62,722
Dun & Bradstreet Corp.	493	36,891
Equifax, Inc.	1,215	47,069
Experian plc	9,790	133,110
Intertek Group plc	1,618	51,135
Randstad Holding N.V.	55,127	1,631,018
Robert Half International, Inc.	1,449	41,238
SGS S.A. (Registered)	56	92,707

		2,959,597

Road & Rail (0.3%)
Asciano Ltd.	10,433	48,019
Central Japan Railway Co.	15	126,673
ComfortDelGro Corp., Ltd.	16,000	17,455
CSX Corp.	10,478	220,667
DSV A/S	1,913	34,308
East Japan Railway Co.	3,397	216,257
Keikyu Corp.	5,000	44,888
Keio Corp.	6,000	42,328
Keisei Electric Railway Co., Ltd.	3,000	22,060
Kintetsu Corp.	16,000	62,570
MTR Corp.	14,000	45,335
Nippon Express Co., Ltd.	9,000	35,079
Norfolk Southern Corp.	3,355	244,445
Odakyu Electric Railway Co., Ltd.	6,000	57,997
QR National Ltd.	17,012	59,507
Ryder System, Inc.	509	27,048
Tobu Railway Co., Ltd.	11,000	56,165
Tokyu Corp.	11,000	54,164
Union Pacific Corp.	4,844	513,173
West Japan Railway Co.	1,700	73,879

		2,002,017

Trading Companies & Distributors (0.6%)
Brenntag AG	368	34,269
Bunzl plc	3,383	46,444
Fastenal Co.	3,027	132,007
ITOCHU Corp.	15,000	152,397
Marubeni Corp.	16,000	97,492
Mitsubishi Corp.	14,100	284,858
Mitsui & Co., Ltd.	17,600	273,707
Noble Group Ltd.	38,818	33,818
Sojitz Corp.	12,600	19,480
Sumitomo Corp.	11,300	152,976
Toyota Tsusho Corp.	2,100	37,133
W.W. Grainger, Inc.	604	113,063

Wolseley plc	75,945	$2,514,536

		3,892,180

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	3,904	62,351
Aeroports de Paris S.A.	372	25,518
Atlantia S.p.A.	3,176	50,847
Auckland International Airport Ltd.	9,394	18,427
Fraport AG	436	21,443
Groupe Eurotunnel S.A. (Registered)	5,384	36,653
Hutchison Port Holdings Trust, Class U	53,000	32,860
Kamigumi Co., Ltd.	3,000	25,880
Koninklijke Vopak N.V.	719	37,990
Mitsubishi Logistics Corp.	1,000	11,108
Sydney Airport	3,388	9,218
Transurban Group	12,922	74,278

		406,573

Total Industrials		59,395,823

Information Technology (12.2%)
Communications Equipment (1.9%)
Alcatel-Lucent S.A.*	24,031	37,540
Brocade Communications Systems, Inc.*	397,720	2,064,167
Cisco Systems, Inc.	369,632	6,682,947
F5 Networks, Inc.*	796	84,471
Harris Corp.	1,193	42,996
JDS Uniphase Corp.*	2,192	22,884
Juniper Networks, Inc.*	5,277	107,704
Motorola Mobility Holdings, Inc.*	2,596	100,725
Motorola Solutions, Inc.	2,857	132,250
Nokia Oyj	37,778	184,429
QUALCOMM, Inc.	16,808	919,398
Telefonaktiebolaget LM Ericsson, Class B	218,271	2,232,805

		12,612,316

Computers & Peripherals (1.5%)
Apple, Inc.*	9,289	3,762,045
Dell, Inc.*	107,392	1,571,145
EMC Corp.*	20,408	439,588
Fujitsu Ltd.	18,000	93,543
Hewlett-Packard Co.	88,914	2,290,425
Lexmark International, Inc., Class A	773	25,563
NEC Corp.*	25,000	50,669
NetApp, Inc.*	3,629	131,624
SanDisk Corp.*	2,439	120,023
Seagate Technology plc	49,900	818,360
Seiko Epson Corp.	1,100	14,620
Toshiba Corp.	40,000	163,700
Western Digital Corp.*	2,286	70,752

		9,552,057

Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	1,599	72,579
Citizen Holdings Co., Ltd.	2,400	13,938
Corning, Inc.	15,828	205,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Flextronics International Ltd.*	469,740	$2,658,728
FLIR Systems, Inc.	1,600	40,112
Foxconn International Holdings Ltd.*	27,015	17,427
Fujifilm Holdings Corp.	4,600	108,949
Hamamatsu Photonics KK	700	24,491
Hexagon AB, Class B	2,736	40,909
Hirose Electric Co., Ltd.	300	26,309
Hitachi High-Technologies Corp.	800	17,357
Hitachi Ltd.	45,400	238,295
Hoya Corp.	4,500	96,934
Ibiden Co., Ltd.	1,200	23,729
Jabil Circuit, Inc.	1,934	38,022
Keyence Corp.	400	96,453
Kyocera Corp.	1,500	120,631
Molex, Inc.	1,363	32,521
Murata Manufacturing Co., Ltd.	2,100	107,906
Nippon Electric Glass Co., Ltd.	4,000	39,600
Omron Corp.	2,000	40,197
Shimadzu Corp.	2,000	16,942
TDK Corp.	1,300	57,594
TE Connectivity Ltd.	77,732	2,394,923
Yaskawa Electric Corp.	2,000	17,020
Yokogawa Electric Corp.*	2,200	19,865

		6,566,878

Internet Software & Services (0.4%)
Akamai Technologies, Inc.*	1,846	59,589
DeNA Co., Ltd.	1,000	29,999
eBay, Inc.*	11,438	346,915
Google, Inc., Class A*	2,526	1,631,543
Gree, Inc.	900	31,009
United Internet AG (Registered)	957	17,093
VeriSign, Inc.	1,542	55,080
Yahoo! Japan Corp.	137	44,124
Yahoo!, Inc.*	12,532	202,141

		2,417,493

IT Services (1.4%)
Accenture plc, Class A	95,365	5,076,279
Amadeus IT Holding S.A., Class A	2,952	47,892
Atos S.A.	552	24,226
Automatic Data Processing, Inc.	4,897	264,487
Cap Gemini S.A.	1,408	44,000
Cognizant Technology Solutions Corp., Class A*	3,001	192,994
Computer Sciences Corp.	1,521	36,048
Computershare Ltd.	4,068	33,328
Fidelity National Information Services, Inc.	2,460	65,411
Fiserv, Inc.*	1,441	84,644
Indra Sistemas S.A.	1,191	15,163
International Business Machines Corp.	11,776	2,165,371
ITOCHU Techno-Solutions Corp.	300	13,466
Mastercard, Inc., Class A	1,060	395,189
Nomura Research Institute Ltd.	1,000	22,606
NTT Data Corp.	13	41,515
Otsuka Corp.	100	6,886
Paychex, Inc.	3,169	95,419
SAIC, Inc.*	2,898	35,616

Teradata Corp.*	1,659	$80,478
Total System Services, Inc.	1,603	31,355
Visa, Inc., Class A	5,077	515,468
Western Union Co.	6,091	111,222

		9,399,063

Office Electronics (0.1%)
Brother Industries Ltd.	2,600	31,921
Canon, Inc.	11,300	500,624
Konica Minolta Holdings, Inc.	4,500	33,558
Neopost S.A.	359	24,189
Ricoh Co., Ltd.	7,000	61,024
Xerox Corp.	13,806	109,896

		761,212

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc.*	5,679	30,667
Advantest Corp.	1,500	14,285
Altera Corp.	3,157	117,125
Analog Devices, Inc.	2,934	104,978
Applied Materials, Inc.	13,017	139,412
ARM Holdings plc	13,980	128,529
ASM Pacific Technology Ltd.	2,100	23,564
ASML Holding N.V.	4,325	181,783
Broadcom Corp., Class A*	4,836	141,985
Elpida Memory, Inc.*	2,700	12,558
First Solar, Inc.*	586	19,783
Infineon Technologies AG	10,702	80,558
Intel Corp.	50,869	1,233,573
KLA-Tencor Corp.	1,650	79,612
Linear Technology Corp.	2,219	66,637
LSI Corp.*	5,144	30,607
Microchip Technology, Inc.	1,988	72,820
Micron Technology, Inc.*	9,956	62,623
Novellus Systems, Inc.*	691	28,531
NVIDIA Corp.*	5,992	83,049
Rohm Co., Ltd.	1,000	46,642
Samsung Electronics Co., Ltd. (GDR)(m)	15,260	7,030,282
STMicroelectronics N.V.	6,439	38,260
Sumco Corp.*	1,400	10,349
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	331,193	4,275,702
Teradyne, Inc.*	1,785	24,330
Texas Instruments, Inc.	11,381	331,301
Tokyo Electron Ltd.	1,700	86,469
Xilinx, Inc.	2,576	82,587

		14,578,601

Software (3.6%)
Adobe Systems, Inc.*	4,814	136,092
Autodesk, Inc.*	2,237	67,848
BMC Software, Inc.*	1,762	57,758
CA, Inc.	3,560	71,965
Citrix Systems, Inc.*	1,849	112,271
Dassault Systemes S.A.	607	48,653
Electronic Arts, Inc.*	3,298	67,939
Intuit, Inc.	2,919	153,510
Konami Corp.	1,000	29,947
Microsoft Corp.	346,484	8,994,725
NICE Systems Ltd.*	705	24,084
Nintendo Co., Ltd.	9,510	1,309,679

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Oracle Corp.	200,969	$5,154,855
Oracle Corp. Japan	300	9,927
Red Hat, Inc.*	1,904	78,616
Sage Group plc	13,544	61,881
Salesforce.com, Inc.*	1,345	136,464
SAP AG	120,526	6,372,223
Square Enix Holdings Co., Ltd.	600	11,779
Symantec Corp.*	7,205	112,758
Trend Micro, Inc.	1,000	29,895

		23,042,869

Total Information Technology		78,930,489

Materials (3.2%)
Chemicals (1.2%)
Air Liquide S.A.	2,860	353,832
Air Products and Chemicals, Inc.	2,120	180,603
Air Water, Inc.	1,000	12,732
Airgas, Inc.	676	52,782
Akzo Nobel N.V.	40,130	1,940,413
Arkema S.A.	558	39,504
Asahi Kasei Corp.	13,000	78,368
BASF SE	9,169	639,511
CF Industries Holdings, Inc.	677	98,151
Daicel Chemical Industries Ltd.	3,000	18,280
Denki Kagaku Kogyo KK	4,000	14,811
Dow Chemical Co.	11,813	339,742
E.I. du Pont de Nemours & Co.	9,179	420,215
Eastman Chemical Co.	1,396	54,528
Ecolab, Inc.	2,970	171,696
FMC Corp.	713	61,347
Givaudan S.A. (Registered)*	84	80,038
Hitachi Chemical Co., Ltd.	900	15,856
Incitec Pivot Ltd.	15,537	49,422
International Flavors & Fragrances, Inc.	786	41,202
Israel Chemicals Ltd.	4,652	48,487
Israel Corp., Ltd.	27	16,952
Johnson Matthey plc	2,214	63,128
JSR Corp.	1,800	33,208
K+S AG (Registered)	1,732	78,278
Kaneka Corp.	3,000	15,980
Kansai Paint Co., Ltd.	2,000	17,851
Koninklijke DSM N.V.	1,631	75,677
Kuraray Co., Ltd.	3,500	49,792
Lanxess AG	832	43,073
Linde AG	1,702	253,213
Mitsubishi Chemical Holdings Corp.	13,000	71,612
Mitsubishi Gas Chemical Co., Inc.	4,000	22,190
Mitsui Chemicals, Inc.	9,000	27,478
Monsanto Co.	5,374	376,556
Mosaic Co.	2,954	148,970
Nitto Denko Corp.	1,700	60,826
Novozymes A/S, Class B	2,275	70,231
Orica Ltd.	3,682	91,287
PPG Industries, Inc.	1,521	126,988
Praxair, Inc.	2,992	319,845
Sherwin-Williams Co.	882	78,736
Shin-Etsu Chemical Co., Ltd.	4,100	201,884
Showa Denko KK	17,000	34,455
Sigma-Aldrich Corp.	1,194	74,577

Sika AG	21	$39,572
Solvay S.A.	579	47,705
Sumitomo Chemical Co., Ltd.	15,000	54,762
Syngenta AG (Registered)*	936	274,034
Taiyo Nippon Sanso Corp.	3,000	20,930
Teijin Ltd.	9,000	27,712
Toray Industries, Inc.	15,000	107,380
Tosoh Corp.	4,000	10,706
Ube Industries Ltd.	10,000	27,413
Umicore S.A.	1,224	50,487
Wacker Chemie AG	147	11,824
Yara International ASA	1,850	74,237

		7,811,069

Construction Materials (0.5%)
Boral Ltd.	7,301	26,883
Cimpor Cimentos de Portugal SGPS S.A.	1,664	11,451
CRH plc	156,324	3,107,671
Fletcher Building Ltd.	7,129	34,072
HeidelbergCement AG	1,391	59,032
Holcim Ltd. (Registered)*	2,473	132,299
Imerys S.A.	317	14,602
James Hardie Industries SE (CDI)	4,225	29,471
Lafarge S.A.	1,995	70,128
Vulcan Materials Co.	1,273	50,092

		3,535,701

Containers & Packaging (0.1%)
Amcor Ltd.	12,344	91,030
Ball Corp.	1,669	59,600
Bemis Co., Inc.	1,065	32,035
Owens-Illinois, Inc.*	1,610	31,202
Rexam plc	9,043	49,546
Sealed Air Corp.	1,572	27,054
Toyo Seikan Kaisha Ltd.	1,800	24,555

		315,022

Metals & Mining (1.2%)
Acerinox S.A.	818	10,492
Alcoa, Inc.	10,484	90,687
Allegheny Technologies, Inc.	1,055	50,429
Alumina Ltd.	22,545	25,711
Anglo American plc	13,343	492,969
Antofagasta plc	4,067	76,740
ArcelorMittal S.A.	8,605	157,366
BHP Billiton Ltd.	32,150	1,131,834
BHP Billiton plc	21,293	620,852
Boliden AB	2,865	41,838
Cliffs Natural Resources, Inc.	1,459	90,969
Daido Steel Co., Ltd.	3,000	18,826
Eurasian Natural Resources Corp.	2,636	26,015
Fortescue Metals Group Ltd.	13,210	57,693
Freeport-McMoRan Copper & Gold, Inc.	9,458	347,960
Fresnillo plc	1,730	41,026
Glencore International plc	8,364	50,918
Hitachi Metals Ltd.	2,000	21,749
Iluka Resources Ltd.	4,216	66,838
JFE Holdings, Inc.	4,700	85,121
Kazakhmys plc	2,207	31,773

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Kobe Steel Ltd.	25,000	$38,651
Lonmin plc	1,587	24,153
Lynas Corp., Ltd.*	17,062	18,236
Maruichi Steel Tube Ltd.	500	11,154
Mitsubishi Materials Corp.	11,000	29,869
Newcrest Mining Ltd.	7,612	230,452
Newmont Mining Corp.	4,954	297,290
Nippon Steel Corp.	51,000	127,218
Nisshin Steel Co., Ltd.	6,000	9,198
Norsk Hydro ASA	9,242	42,866
Nucor Corp.	3,236	128,049
OneSteel Ltd.	11,951	8,556
OZ Minerals Ltd.	3,366	34,462
Randgold Resources Ltd.	929	95,004
Rio Tinto Ltd.	4,362	269,026
Rio Tinto plc	14,095	684,048
Salzgitter AG	334	16,699
Sims Metal Management Ltd.	1,882	24,350
SSAB AB, Class A	1,472	12,972
Sumitomo Metal Industries Ltd.	33,000	60,023
Sumitomo Metal Mining Co., Ltd.	5,000	64,246
ThyssenKrupp AG	3,890	89,239
Titanium Metals Corp.	889	13,317
United States Steel Corp.	1,413	37,388
Vale S.A. (Preference) (ADR)	64,400	1,326,640
Vedanta Resources plc	1,109	17,481
Voestalpine AG	1,026	28,845
Xstrata plc	20,842	316,555
Yamato Kogyo Co., Ltd.	500	14,356

		7,608,149

Paper & Forest Products (0.2%)
Holmen AB, Class B	532	15,283
International Paper Co.	4,302	127,339
MeadWestvaco Corp.	1,657	49,627
Nippon Paper Group, Inc.	1,147	25,035
OJI Paper Co., Ltd.	9,000	46,187
Stora Enso Oyj, Class R	5,745	34,411
Svenska Cellulosa AB, Class B	82,096	1,216,759
UPM-Kymmene Oyj	4,995	55,015

		1,569,656

Total Materials		20,839,597

Telecommunication Services (5.7%)
Diversified Telecommunication Services (3.7%)
AT&T, Inc.	59,235	1,791,266
Belgacom S.A.	1,410	44,235
Bezeq Israeli Telecommunication Corp., Ltd.	18,095	33,267
BT Group plc, Class A	76,831	227,779
CenturyLink, Inc.	6,259	232,835
Deutsche Telekom AG (Registered)	28,394	325,779
Elisa Oyj	1,423	29,707
France Telecom S.A.	200,667	3,151,620
Frontier Communications Corp.	9,785	50,393
Hellenic Telecommunications Organization S.A.	2,562	9,550
Iliad S.A.	221	27,273
Inmarsat plc	4,499	28,276
Koninklijke (Royal) KPN N.V.	15,066	180,270

Nippon Telegraph & Telephone Corp.	4,828	$246,826
PCCW Ltd.	31,000	10,657
Portugal Telecom SGPS S.A. (Registered)	6,926	39,890
Singapore Telecommunications Ltd.	2,007,350	4,782,168
Swisscom AG (Registered)	243	92,073
TDC A/S	3,753	30,098
Tele2 AB, Class B	3,268	63,584
Telecom Corp. of New Zealand Ltd.	19,591	31,567
Telecom Italia S.p.A.	97,484	104,846
Telecom Italia S.p.A. (RNC)	60,053	53,785
Telefonica S.A.	175,206	3,035,187
Telekom Austria AG	160,925	1,928,821
Telenor ASA	112,852	1,851,038
TeliaSonera AB	21,282	144,631
Telstra Corp., Ltd.	43,795	149,162
Verizon Communications, Inc.	28,305	1,135,597
Vivendi S.A.	177,691	3,891,204
Windstream Corp.	6,083	71,414

		23,794,798

Wireless Telecommunication Services (2.0%)
American Tower Corp., Class A	3,929	235,779
Cellcom Israel Ltd.	695	11,664
KDDI Corp.	29	186,501
MetroPCS Communications, Inc.*	3,064	26,596
Millicom International Cellular S.A. (SDR)	746	74,740
Mobistar S.A.	236	12,368
NTT DoCoMo, Inc.	154	283,110
Partner Communications Co., Ltd.	1,056	9,367
Softbank Corp.	8,800	259,187
Sprint Nextel Corp.*	610,421	1,428,385
StarHub Ltd.	4,919	11,036
Turkcell Iletisim Hizmetleri A/S (ADR)*	102,630	1,206,929
Vodafone Group plc	3,396,191	9,435,695

		13,181,357

Total Telecommunication Services		36,976,155

Utilities (1.3%)
Electric Utilities (0.7%)
Acciona S.A.	256	22,110
American Electric Power Co., Inc.	4,873	201,304
Cheung Kong Infrastructure Holdings Ltd.	5,000	29,292
Chubu Electric Power Co., Inc.	6,900	128,820
Chugoku Electric Power Co., Inc.	3,200	56,084
CLP Holdings Ltd.	19,000	161,583
Contact Energy Ltd.*	3,230	13,250
Duke Energy Corp.	13,346	293,612
E.ON AG	18,035	389,108
EDF S.A.	2,348	57,131
Edison International	3,207	132,770
EDP - Energias de Portugal S.A.	19,903	61,591
Enel S.p.A.	66,614	271,061
Entergy Corp.	1,781	130,102

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Exelon Corp.	6,660	$288,844
FirstEnergy Corp.	4,228	187,300
Fortum Oyj	4,477	95,549
Hokkaido Electric Power Co., Inc.	1,700	24,207
Hokuriku Electric Power Co.	1,800	33,605
Iberdrola S.A.	38,818	243,112
Kansai Electric Power Co., Inc.	7,600	116,612
Kyushu Electric Power Co., Inc.	4,300	61,564
NextEra Energy, Inc.	4,241	258,192
Northeast Utilities	1,736	62,618
Pepco Holdings, Inc.	2,204	44,741
Pinnacle West Capital Corp.	1,073	51,697
Power Assets Holdings Ltd.	13,500	99,860
PPL Corp.	5,734	168,694
Progress Energy, Inc.	2,972	166,491
Red Electrica Corporacion S.A.	1,168	49,984
Shikoku Electric Power Co., Inc.	1,800	51,589
Southern Co.	8,626	399,298
SP AusNet	17,774	17,088
SSE plc	9,520	190,869
Terna Rete Elettrica Nazionale S.p.A.	12,043	40,588
Tohoku Electric Power Co., Inc.	4,400	42,245
Tokyo Electric Power Co., Inc.*	14,400	34,237
Verbund AG	677	18,194

		4,694,996

Gas Utilities (0.1%)
AGL Resources, Inc.	1,155	48,810
Enagas S.A.	1,983	36,675
Gas Natural SDG S.A.	3,405	58,458
Hong Kong & China Gas Co., Ltd.	47,610	110,342
ONEOK, Inc.	1,056	91,545
Osaka Gas Co., Ltd.	18,000	71,093
Snam Rete Gas S.p.A.	16,166	71,263
Toho Gas Co., Ltd.	4,000	25,464
Tokyo Gas Co., Ltd.	25,000	114,980

		628,630

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	6,518	77,173
Constellation Energy Group, Inc.	1,972	78,229
EDP Renovaveis S.A.*	2,048	12,532
Electric Power Development Co., Ltd.	1,200	31,914
Enel Green Power S.p.A.	17,639	36,846
International Power plc	15,701	82,222
NRG Energy, Inc.*	2,164	39,212

		358,128

Multi-Utilities (0.4%)
A2A S.p.A.	14,219	13,370
AGL Energy Ltd.	4,667	68,403
Ameren Corp.	2,361	78,220
CenterPoint Energy, Inc.	4,200	84,378
Centrica plc	51,659	232,095
CMS Energy Corp.	2,488	54,935
Consolidated Edison, Inc.	2,966	183,981
Dominion Resources, Inc.	5,750	305,210
DTE Energy Co.	1,672	91,040
GDF Suez S.A.	12,494	341,518

Integrys Energy Group, Inc.	760	$41,177
National Grid plc	35,520	344,766
NiSource, Inc.	2,736	65,144
PG&E Corp.	4,032	166,199
Public Service Enterprise Group, Inc.	5,143	169,770
RWE AG	4,909	172,497
RWE AG (Preference)	330	10,863
SCANA Corp.	1,115	50,242
Sempra Energy	2,363	129,965
Suez Environnement Co. S.A.	2,584	29,768
TECO Energy, Inc.	2,114	40,462
Veolia Environnement S.A.	3,497	38,331
Wisconsin Energy Corp.	2,302	80,478
Xcel Energy, Inc.	4,956	136,984

		2,929,796

Water Utilities (0.0%)
Severn Trent plc	2,440	56,688
United Utilities Group plc	7,030	66,161

		122,849

Total Utilities		8,734,399

Total Common Stocks (83.7%) (Cost $544,880,388)		540,792,713

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp. (Zero Coupon)*†	17	—

Total Preferred Stocks (0.0%) (Cost $18)		—

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.9%)
Bank of Montreal
0.01%, 1/3/12	$6,000,000	6,000,000

Total Short-Term Investments (0.9%) (Cost $6,000,000)		6,000,000

Total Investments (84.6%) (Cost $550,880,406)		546,792,713
Other Assets Less Liabilities (15.4%)		99,174,397

Net Assets (100%)		$645,967,110

*	Non-income producing.
†	Securities (totaling $2,049 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Asia Pacific Holdings Ltd.	$64,545	$—	$57,493	$—	$943	$3,981
AXA S.A.	281,830	11,041	—	226,954	14,716	—
BlackRock Liquidity Funds TempFund	62,003,675	54,611,537	116,615,212	—	46,196	—

	$62,350,050	$54,622,578	$116,672,705	$226,954	$61,855	$3,981

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	646	March-12	$18,913,604	$19,296,853	$383,249
FTSE 100 Index	141	March-12	11,881,480	12,122,345	240,865
S&P 500 E-Mini Index	803	March-12	49,861,535	50,291,890	430,355
SPI 200 Index	45	March-12	4,758,857	4,624,462	(134,395)
TOPIX Index	127	March-12	12,085,233	12,011,953	(73,280)

					$846,794

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	737	$747,494	$741,582	$5,912
British Pound vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	1,541	2,392,117	2,409,116	(16,999)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	2,996	3,880,430	3,911,250	(30,820)
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	182,925	2,379,684	2,346,513	33,171

					$(8,736)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$40,388,884	$29,769,641	$—	$70,158,525
Consumer Staples	17,505,041	18,105,471	—	35,610,512
Energy	27,486,729	31,001,490	—	58,488,219
Financials	34,488,959	44,763,340	—	79,252,299
Health Care	52,352,097	40,054,598	—	92,406,695
Industrials	28,582,277	30,811,497	2,049	59,395,823
Information Technology	58,454,667	20,475,822	—	78,930,489
Materials	5,305,616	15,533,981	—	20,839,597
Telecommunication Services	6,179,194	30,796,961	—	36,976,155
Utilities	4,398,817	4,335,582	—	8,734,399
Forward Currency Contracts	—	39,083	—	39,083
Futures	1,054,469	—	—	1,054,469
Preferred Stocks
Consumer Discretionary	—	—	—	—
Short-Term Investments	—	6,000,000	—	6,000,000

Total Assets	$276,196,750	$271,687,466	$2,049	$547,886,265

Liabilities:
Forward Currency Contracts	$—	$(47,819)	$—	$(47,819)
Futures	(207,675)	—	—	(207,675)

Total Liabilities	$(207,675)	$(47,819)	$—	$(255,494)

Total	$275,989,075	$271,639,647	$2,049	$547,630,771

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Common Stocks- Financials††	Investments in Common Stocks- Industrials	Investments in Preferred Stocks- Consumer Discretionary††

Balance as of 12/31/10	$—	$—	$1,908	$—
Total gains or losses (realized/unrealized) included in earnings	—	—	2,039	—
Purchases	—	—	—	—
Sales	—	—	(1,898)	—
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of 12/31/11	$—	$—	$2,049	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$—	$—	$2,049	$—

††	Security received through corporate action with $0 market value.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets -
	Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	39,083
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets -
	Unrealized appreciation	1,054,469	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$1,093,552

Liability Derivatives
Interest rate contracts	Payables, Net Assets -
	Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(47,819)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets -	—
	Unrealized depreciation	(207,675	)*
Commodity contracts	Payables	—
Other contracts	Payables

Total		$(255,494)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	568,385	—	568,385
Credit contracts	—	—	—	—	—
Equity contracts	—	(36,606,720)	—	—	(36,606,720)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(36,606,720)	$568,385	$—	$(36,038,335)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(25,853)	—	(25,853)
Credit contracts	—	—	—	—	—
Equity contracts	—	(856,239)	—	—	(856,239)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(856,239)	$(25,853)	$—	$(882,092)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Portfolio held future contracts with an average notional balance of approximately $113,420,000 and forward foreign currency contracts with an average settlement value of approximately $57,193,000 during the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$47,590,178
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$66,303,459

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$85,234,604
Aggregate gross unrealized depreciation	(91,686,268)

Net unrealized depreciation	$(6,451,664)

Federal income tax cost of investments	$553,244,377

For the year ended December 31, 2011, the Portfolio incurred approximately $471 as brokerage commissions with Sanford C. Bernstein & Co. Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $173,531,584 of which $9,697,914 expires in the year 2016 and $163,833,670 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $434,437)	$226,954
Unaffiliated Issuers (Cost $550,445,969)	546,565,759
Cash	52,044,332
Foreign cash (Cost $38,591,567)	38,136,140
Cash held as collateral at broker	7,587,000
Dividends, interest and other receivables	1,563,214
Due from broker for futures variation margin	458,812
Receivable from Separate Accounts for Trust shares sold	99,194
Unrealized appreciation on forward foreign currency contracts	39,083
Receivable for securities sold	16,654
Receivable from sub-advisor	3,793
Other assets	555

Total assets	646,741,490

LIABILITIES
Investment management fees payable	382,464
Payable to Separate Accounts for Trust shares redeemed	189,336
Unrealized depreciation on forward foreign currency contracts	47,819
Administrative fees payable	43,459
Distribution fees payable - Class IB	42,527
Trustees’ fees payable	255
Accrued expenses	68,520

Total liabilities	774,380

NET ASSETS	$645,967,110

Net assets were comprised of:
Paid in capital	$853,089,110
Accumulated undistributed net investment income (loss)	338,154
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(203,751,627)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(3,708,527)

Net assets	$645,967,110

Class IA
Net asset value, offering and redemption price per share, $1,417,753 / 182,681 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.76

Class IB
Net asset value, offering and redemption price per share, $201,451,002 / 25,951,748 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.76

Class K
Net asset value, offering and redemption price per share, $443,098,355 / 57,094,350 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.76

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($61,855 of dividend income received from affiliates)(net of $960,493 foreign withholding tax)	$16,608,892
Interest	177,512

Total income	16,786,404

EXPENSES
Investment management fees	5,031,328
Administrative fees	1,201,864
Distribution fees - Class IB	555,784
Custodian fees	142,000
Professional fees	62,818
Printing and mailing expenses	52,982
Trustees’ fees	17,973
Miscellaneous	21,932

Gross expenses	7,086,681
Less: Reimbursement from sub-adviser	(27,847)
Feespaid indirectly	(745)

Net expenses	7,058,089

NET INVESTMENT INCOME (LOSS)	9,728,315

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($3,981 of realized gain (loss) from affiliates)	11,598,916
Futures	(36,606,720)
Foreign currency transactions	3,681,398

Net realized gain (loss)	(21,326,406)

Change in unrealized appreciation (depreciation) on:
Securities	(42,387,143)
Futures	(856,239)
Foreign currency translations	(2,739,742)

Net change in unrealized appreciation (depreciation)	(45,983,124)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(67,309,530)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(57,581,215)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,728,315		$8,731,678
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from an Underlying Portfolio	(21,326,406)		23,111,627
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(45,983,124)		24,499,189

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(57,581,215)		56,342,494

DIVIDENDS:
Dividends from net investment income
Class IA	(732,794)		(8,212,367)
Class IB	(3,948,998)		(3,119,167)
Class K†	(9,082,621)		—

TOTAL DIVIDENDS	(13,764,413)		(11,331,534)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,953,959 and 4,437,345 shares, respectively ]	25,410,399		33,955,969
Capital shares issued in reinvestment of dividends [ 93,366 and 962,167 shares, respectively ]	732,794		8,212,367
Capital shares repurchased [ (61,455,932) and (7,491,651) shares, respectively ]	(491,564,215	)(z)	(59,640,230)

Total Class IA transactions	(465,421,022)		(17,471,894)

Class IB
Capital shares sold [ 3,607,849 and 4,434,584 shares, respectively ]	31,235,337		35,566,286
Capital shares issued in reinvestment of dividends [ 522,305 and 365,364 shares, respectively ]	3,948,998		3,119,167
Capital shares repurchased [ (4,492,467) and (4,934,479) shares, respectively ]	(38,891,746)		(39,652,252)

Total Class IB transactions	(3,707,411)		(966,799)

Class K†
Capital shares sold [ 57,679,410 and 0 shares, respectively ]	458,122,667	(z)	—
Capital shares issued in reinvestment of dividends [ 1,205,501 and 0 shares, respectively ]	9,082,621		—
Capital shares repurchased [ (1,790,561) and 0 shares, respectively ]	(14,022,856)		—

Total Class K transactions	453,182,432		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(15,946,001)		(18,438,693)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,291,629)		26,572,267

NET ASSETS:
Beginning of year	733,258,739		706,686,472

End of year (a)	$645,967,110		$733,258,739

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$338,154		$698,503

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the EQ/Templeton Global Equity Portfolio exchanged approximately 54,156,309 Class IA shares for approximately 54,156,309 Class K shares. This exchange amounted to approximately $430,034,964.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010	2009	2008	2007
Net asset value, beginning of year	$8.64		$8.11	$6.32	$10.93	$10.79

Income (loss) from investment operations:
Net investment income (loss)	0.12	(e)	0.11 (e)	0.12 (e)	0.18 (e)	0.09 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.83)		0.56	1.80	(4.63)	0.16

Total from investment operations	(0.71)		0.67	1.92	(4.45)	0.25

Less distributions:
Dividends from net investment income	(0.17)		(0.14)	(0.13)	(0.16)	(0.08)
Distributions from net realized gains	—		—	—	—	(0.03)

Total dividends and distributions	(0.17)		(0.14)	(0.13)	(0.16)	(0.11)

Net asset value, end of year	$7.76		$8.64	$8.11	$6.32	$10.93

Total return	(8.11)%		8.31%	30.39%	(40.69)%	2.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,418		$505,950	$492,155	$349,978	$274,235
Ratio of expenses to average net assets:
After waivers and reimbursements	0.90	%(c)	0.91%	0.98%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	0.90	%(c)	0.91%	0.90%	1.10%	1.10%
Before waivers, reimbursements and fees paid indirectly	0.91%		0.91%	0.99%	1.12%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.39%		1.34%	1.67%	2.09%	0.76%
After waivers, reimbursements and fees paid indirectly	1.39%		1.34%	1.75%	2.09%	0.76%
Before waivers, reimbursements and fees paid indirectly	1.38%		1.33%	1.65%	2.06%	0.72%
Portfolio turnover rate	8%		7%	43%	10%	5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2011	2010	2009		2008	2007
Net asset value, beginning of year	$8.64	$8.11	$6.32		$10.93	$10.79

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.09 (e)	0.10	(e)	0.18 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.83)	0.56	1.80		(4.64)	0.10

Total from investment operations	(0.73)	0.65	1.90		(4.46)	0.22

Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.11)		(0.15)	(0.05)
Distributions from net realized gains	—	—	—		—	(0.03)

Total dividends and distributions	(0.15)	(0.12)	(0.11)		(0.15)	(0.08)

Net asset value, end of year	$7.76	$8.64	$8.11		$6.32	$10.93

Total return	(8.35)%	8.03%	30.05%		(40.84)%	2.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$201,451	$227,308	$214,532		$170,500	$319,465
Ratio of expenses to average net assets:
After waivers and reimbursements	1.15%	1.16%	1.23%		1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.15%	1.16%	1.15%		1.35%	1.35%
Before waivers, reimbursements and fees paid indirectly	1.16%	1.16%	1.24	%(c)	1.37%	1.40	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.18%	1.08%	1.40%		1.93%	1.08%
After waivers, reimbursements and fees paid indirectly	1.18%	1.08%	1.48%		1.93%	1.08%
Before waivers, reimbursements and fees paid indirectly	1.17%	1.08%	1.38%		1.90%	1.04%
Portfolio turnover rate	8%	7%	43%		10%	5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$7.86

Income (loss) from investment operations:
Net investment income (loss)	0.04	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.02

Total from investment operations	0.06

Less distributions:
Dividends from net investment income	(0.16)

Net asset value, end of period	$7.76

Total return (b)	0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$443,098
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.90%
After waivers, reimbursements and fees paid indirectly (a)	0.90%
Before waivers, reimbursements and fees paid indirectly(a)	0.91	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.54%
After waivers, reimbursements and fees paid indirectly (a)	1.54%
Before waivers, reimbursements and fees paid indirectly (a)	1.54%
Portfolio turnover rate	8%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	UBS Global Asset Management (America’s), Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class IB Shares	(2.72)%	(2.45)%	1.63%	1.95%
Russell 1000® Index	1.50	(0.02)	3.34	2.77
* Date of inception 12/1/98. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.72)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 1000® Index, returned 1.50% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection was particularly strong in the Health Care sector with positive contributions from a diverse array of holdings including Pharmasset, Alexion and UnitedHealth Group.

•	The Materials sector also offered positive contributors such as Celanese, Dow and Martin Marietta.

•	A significant overweight in the Health Care sector relative to the benchmark was the largest positive contributor from a sector allocation perspective.

What hurt performance during the year:

•	In a year in which the market became completely focused on macro events, weak security selections were the primary driver of underperformance for the year.

•	In stock selection, the Financial sector subtracted value with the largest negative contributions coming from holding Citigroup, Morgan Stanley and MetLife.

•	Economically sensitive names also underperformed and holdings in General Motors and Carnival Corp. detracted from performance.

Portfolio Positioning and Outlook

We do not expect 2012 to present a smooth and uncomplicated path. The macro concerns of 2011 largely persist and there remain many pivotal open questions, such as the sustainability of company margins and the depth of the European downturn. However, uncertainty is a necessary bedfellow of opportunity. We are encouraged by the expansion of valuation spreads we see compared to a year ago. We continue to find what we believe are excellent opportunities in Health Care as well as Consumer Discretionary and Financial stocks. As of year-end, we were underweight Consumer Staples as we feel the level of fear in the market place has led investors to push the defensive sectors into expensive territory.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	16.2%
Consumer Discretionary	15.7
Financials	15.2
Health Care	14.4
Energy	12.0
Industrials	10.6
Consumer Staples	6.1
Materials	3.9
Utilities	2.7
Cash and Other	3.2

100.0%

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IB
Actual	$1,000.00	$926.10	$5.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.7%)
Automobiles (1.2%)
General Motors Co.*	81,400	$1,649,978

Diversified Consumer Services (0.9%)
Apollo Group, Inc., Class A*	23,500	1,265,945

Hotels, Restaurants & Leisure (2.5%)
Carnival Corp.	59,000	1,925,760
International Game Technology	88,000	1,513,600

		3,439,360

Internet & Catalog Retail (1.4%)
Amazon.com, Inc.*	11,000	1,904,100

Media (5.6%)
Comcast Corp., Class A	125,600	2,977,976
Time Warner, Inc.	81,000	2,927,340
Viacom, Inc., Class B	38,500	1,748,285

		7,653,601

Multiline Retail (1.4%)
Kohl’s Corp.	38,900	1,919,715

Specialty Retail (1.0%)
GameStop Corp., Class A*	55,500	1,339,215

Textiles, Apparel & Luxury Goods (1.7%)
Coach, Inc.	37,200	2,270,688

Total Consumer Discretionary		21,442,602

Consumer Staples (6.1%)
Food & Staples Retailing (1.6%)
Kroger Co.	88,300	2,138,626

Food Products (2.5%)
Kraft Foods, Inc., Class A	90,600	3,384,816

Household Products (2.0%)
Colgate-Palmolive Co.	29,600	2,734,744

Total Consumer Staples		8,258,186

Energy (12.0%)
Energy Equipment & Services (4.9%)
Baker Hughes, Inc.	30,200	1,468,928
Ensco plc (ADR)	37,400	1,754,808
McDermott International, Inc.*	149,300	1,718,443
Noble Corp.*	56,700	1,713,474

		6,655,653

Oil, Gas & Consumable Fuels (7.1%)
EOG Resources, Inc.	21,100	2,078,561
Exxon Mobil Corp.	33,900	2,873,364
Hess Corp.	38,100	2,164,080
Peabody Energy Corp.	34,900	1,155,539
Ultra Petroleum Corp.*	46,600	1,380,758

		9,652,302

Total Energy		16,307,955

Financials (15.2%)
Capital Markets (2.5%)
Invesco Ltd.	77,900	1,565,011

Morgan Stanley	117,100	$1,771,723

		3,336,734

Commercial Banks (4.3%)
U.S. Bancorp	77,500	2,096,375
Wells Fargo & Co.	136,200	3,753,672

		5,850,047

Diversified Financial Services (5.1%)
Citigroup, Inc.	104,285	2,743,738
CME Group, Inc.	5,800	1,413,286
JPMorgan Chase & Co.	85,300	2,836,225

		6,993,249

Insurance (2.4%)
Aflac, Inc.	36,900	1,596,294
MetLife, Inc.	54,600	1,702,428

		3,298,722

Real Estate Investment Trusts (REITs) (0.9%)
Annaly Capital Management, Inc. (REIT)	75,700	1,208,172

Total Financials		20,686,924

Health Care (14.4%)
Biotechnology (3.6%)
Acorda Therapeutics, Inc.*	37,700	898,768
Alexion Pharmaceuticals, Inc.*	25,300	1,808,950
Amylin Pharmaceuticals, Inc.*	67,100	763,598
Gilead Sciences, Inc.*	36,700	1,502,131

		4,973,447

Health Care Equipment & Supplies (3.0%)
Baxter International, Inc.	35,200	1,741,696
Medtronic, Inc.	61,200	2,340,900

		4,082,596

Health Care Providers & Services (2.3%)
HCA Holdings, Inc.*	55,600	1,224,868
UnitedHealth Group, Inc.	37,400	1,895,432

		3,120,300

Life Sciences Tools & Services (0.5%)
Bio-Rad Laboratories, Inc., Class A*	7,200	691,488

Pharmaceuticals (5.0%)
Allergan, Inc.	14,700	1,289,778
Hospira, Inc.*	48,200	1,463,834
Merck & Co., Inc.	71,238	2,685,673
Teva Pharmaceutical Industries Ltd. (ADR)	32,700	1,319,772

		6,759,057

Total Health Care		19,626,888

Industrials (10.6%)
Aerospace & Defense (5.4%)
Boeing Co.	36,600	2,684,610
General Dynamics Corp.	44,800	2,975,168
Textron, Inc.	95,500	1,765,795

		7,425,573

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Air Freight & Logistics (1.8%)
FedEx Corp.	29,100	$2,430,141

Machinery (1.9%)
Illinois Tool Works, Inc.	56,100	2,620,431

Road & Rail (1.5%)
Hertz Global Holdings, Inc.*	170,200	1,994,744

Total Industrials		14,470,889

Information Technology (16.2%)
Communications Equipment (2.0%)
Cisco Systems, Inc.	135,800	2,455,264
QUALCOMM, Inc.	4,400	240,680

		2,695,944

Computers & Peripherals (5.2%)
Apple, Inc.*	13,700	5,548,500
Hewlett-Packard Co.	59,900	1,543,024

		7,091,524

IT Services (2.2%)
ServiceSource International, Inc.*	48,000	753,120
Visa, Inc., Class A	21,400	2,172,742

		2,925,862

Semiconductors & Semiconductor Equipment (3.1%)
Atmel Corp.*	82,500	668,250
Broadcom Corp., Class A*	42,200	1,238,992
Intersil Corp., Class A	114,700	1,197,468
Skyworks Solutions, Inc.*	72,300	1,172,706

		4,277,416

Software (3.7%)
Adobe Systems, Inc.*	99,100	2,801,557

Symantec Corp.*	146,200	$2,288,030

		5,089,587

Total Information Technology		22,080,333

Materials (3.9%)
Chemicals (3.2%)
Celanese Corp.	51,600	2,284,332
Dow Chemical Co.	70,900	2,039,084

		4,323,416

Construction Materials (0.7%)
Martin Marietta Materials, Inc.	12,523	944,359

Total Materials		5,267,775

Utilities (2.7%)
Electric Utilities (2.7%)
Edison International	41,900	1,734,660
NextEra Energy, Inc.	30,900	1,881,192

Total Utilities		3,615,852

Total Investments (96.8%) (Cost $127,601,090)		131,757,404
Other Assets Less Liabilities (3.2%)		4,365,976

Net Assets (100%)		$136,123,380

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$21,442,602	$—	$—	$21,442,602
Consumer Staples	8,258,186	—	—	8,258,186
Energy	16,307,955	—	—	16,307,955
Financials	20,686,924	—	—	20,686,924
Health Care	19,626,888	—	—	19,626,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Industrials	$14,470,889	$—	$—	$14,470,889
Information Technology	22,080,333	—	—	22,080,333
Materials	5,267,775	—	—	5,267,775
Utilities	3,615,852	—	—	3,615,852

Total Assets	$131,757,404	$—	$—	$131,757,404

Total Liabilities	$—	$—	$—	$—

Total	$131,757,404	$—	$—	$131,757,404

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$90,247,628
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$102,431,283

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,073,125
Aggregate gross unrealized depreciation	(11,269,366)

Net unrealized appreciation	$3,803,759

Federal income tax cost of investments	$127,953,645

For the period ended December 31, 2011, the Portfolio incurred approximately $1,197 as brokerage commissions with Sanford C. Bernstein & Co., Inc., and $1,246 with UBS AG, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $27,525,802, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $10,490,705 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $127,601,090)	$131,757,404
Cash	4,854,781
Receivable for securities sold	532,297
Dividends, interest and other receivables	220,881
Receivable from Separate Accounts for Trust shares sold	25,174
Other assets	890

Total assets	137,391,427

LIABILITIES
Payable for securities purchased	908,509
Payable to Separate Accounts for Trust shares redeemed	240,958
Investment management fees payable	62,470
Distribution fees payable - Class IB	28,613
Administrative fees payable	14,235
Accrued expenses	13,262

Total liabilities	1,268,047

NET ASSETS	$136,123,380

Net assets were comprised of:
Paid in capital	$159,829,021
Accumulated undistributed net investment income (loss)	16,402
Accumulated undistributed net realized gain (loss) on investments	(27,878,357)
Net unrealized appreciation (depreciation) on investments	4,156,314

Net assets	$136,123,380

Class IB
Net asset value, offering and redemption price per share, $136,123,380 / 23,730,284 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.74

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$2,585,612
Interest	926

Total income	2,586,538

EXPENSES
Investment management fees	1,078,626
Distribution fees - Class IB	359,542
Administrative fees	176,500
Professional fees	21,245
Printing and mailing expenses	20,577
Custodian fees	18,999
Trustees’ fees	3,587
Miscellaneous	2,506

Gross expenses	1,681,582
Less: Waiver from investment advisor	(171,643)
Feespaid indirectly	(35,323)

Net expenses	1,474,616

NET INVESTMENT INCOME (LOSS)	1,111,922

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	10,589,669
Net change in unrealized appreciation (depreciation) on securities	(15,506,671)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,917,002)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,805,080)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,111,922	$1,015,899
Net realized gain (loss) on investments	10,589,669	7,228,146
Net change in unrealized appreciation (depreciation) on investments	(15,506,671)	9,116,989

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,805,080)	17,361,034

DIVIDENDS:
Dividends from net investment income
Class IB	(1,095,885)	(1,015,069)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 4,260,753 and 4,400,084 shares, respectively ]	24,960,628	23,972,112
Capital shares issued in reinvestment of dividends [ 198,603 and 173,099 shares, respectively ]	1,095,885	1,015,069
Capital shares repurchased [ (5,885,078) and (6,357,307) shares, respectively ]	(34,790,804)	(34,392,300)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,734,291)	(9,405,119)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,635,256)	6,940,846
NET ASSETS:
Beginning of year	149,758,636	142,817,790

End of year (a)	$136,123,380	$149,758,636

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$16,402	$1,195

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.95	$5.30	$4.03	$6.84	$6.82

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.04 (e)	0.04 (e)	0.07 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments	(0.21)	0.65	1.27	(2.81)	0.02

Total from investment operations	(0.16)	0.69	1.31	(2.74)	0.08

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.04)	(0.07)	(0.06)

Net asset value, end of year	$5.74	$5.95	$5.30	$4.03	$6.84

Total return	(2.72)%	13.04%	32.47%	(40.03)%	1.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$136,123	$149,759	$142,818	$114,565	$217,397
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.03%	1.03%	1.01%	1.03%	1.04%
Before waivers and fees paid indirectly	1.17%	1.15%	1.19%	1.19%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers	0.75%	0.69%	0.79%	1.14%	0.80%
After waivers and fees paid indirectly	0.77%	0.71%	0.83%	1.17%	0.81%
Before waivers and fees paid indirectly	0.63%	0.59%	0.65%	1.00%	0.69%
Portfolio turnover rate	63%	53%	54%	68%	32%
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/VAN KAMPEN COMSTOCK PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Year	Since Incept.*
Portfolio – Class IA Shares	(1.77)%	(2.03)%	1.52%
Portfolio – Class IB Shares	(2.01)	(2.27)	1.26
Russell 1000® Value Index	0.39	(2.64)	2.31
* Date of inception 4/29/05. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (1.77)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 0.39% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Strong stock selection in the Health Care sector was the largest contributor to performance. Health Care provider UnitedHealth Group and pharmaceuticals companies Bristol-Myers Squibb and GlaxoSmithKline were top performers in this sector on a relative and absolute basis.

•

Stock selection and a significant overweight position in the Consumer Discretionary sector also enhanced relative performance. The Portfolio’s main Consumer Discretionary exposure was in media companies. Viacom and Comcast continued to be top performers during the reporting period, continuing the trend from the previous calendar year.

•

Favorable stock selection in the Telecommunication Services sector also aided performance. Notably, Vodafone Group was one of the largest relative contributors within this sector. In addition, not owning names like Sprint Nextel Corp. helped relative performance versus the benchmark.

What hurt performance during the year:

•

Unfavorable stock selection and a slight underweight position in the Energy sector were the largest detractors from performance. Specifically, exposure to oil equipment and services companies Halliburton and Weatherford, which were two of the main detractors in this sector. Both holdings were affected by decreasing profit margins from international drilling efforts that fell through during the economic slow-down in Europe and overseas, causing earnings expectations to be lowered, thereby, negatively affecting the stock price.

•

Unfavorable stock selection within, and a meaningful overweight to, Information Technology (IT) companies also dampened performance relative to the benchmark. Within the IT sector, hardware and Internet-related stocks, including Cisco Systems and Hewlett-Packard, performed poorly over the reporting period. Cisco Systems stock declined on cautious guidance regarding company revenue forecasts and worries of IT spending cuts from both the U.S. government and corporations. Hewlett-Packard stock declined on concerns of overpaying for the acquisition of an enterprise software company.

•

A material underweight to the Utilities sector was a major detractor from performance. Utilities was the highest performing sector for the period, as investors sought defensively oriented, dividend yielding stocks during the market turmoil.

•

Finally, stock selection in the Financial sector acted as a detractor from relative performance for the period. Notably, exposure to diversified financials like Citigroup, Bank of New York Mellon Corp., and Morgan Stanley detracted from both absolute and relative performance as investors fled bank stocks beginning in the summer of 2011 on concerns of European debt crisis contagion.

Portfolio Positioning and Outlook

Toward the end of 2011, we reduced positions in media, pharmaceuticals and insurance companies due to rising valuations and used the proceeds to increase exposure to select diversified financial, banking, property and casualty insurance and integrated oil companies as they came under pressure. We believe our contrarian philosophy and deep value approach of buying what we believe are extremely undervalued companies can allow us to capitalize on market volatility and periods of down markets as value is created for new investment opportunities.

Sector Weightings as of 12/31/11	% of Net Assets
Financials	19.4%
Consumer Discretionary	15.7
Health Care	13.5
Energy	12.0
Information Technology	11.0
Consumer Staples	7.6
Industrials	6.2
Materials	4.1
Telecommunication Services	3.8
Utilities	2.9
Cash and Other	3.8

100.0%

EQ/VAN KAMPEN COMSTOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$929.77	$3.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	928.42	4.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.7%)
Automobiles (1.2%)
General Motors Co.*	167,312	$3,391,414

Media (11.0%)
Comcast Corp., Class A	446,146	10,578,121
News Corp., Class B	236,007	4,290,607
Time Warner Cable, Inc.	74,407	4,730,053
Time Warner, Inc.	102,512	3,704,784
Viacom, Inc., Class B	151,248	6,868,172

		30,171,737

Multiline Retail (1.1%)
Macy’s, Inc.	30,754	989,664
Target Corp.	38,282	1,960,804

		2,950,468

Specialty Retail (2.4%)
Home Depot, Inc.	39,903	1,677,522
Lowe’s Cos., Inc.	108,302	2,748,705
Staples, Inc.	153,338	2,129,865

		6,556,092

Total Consumer Discretionary		43,069,711

Consumer Staples (7.6%)
Beverages (0.5%)
PepsiCo, Inc.	19,892	1,319,834

Food & Staples Retailing (2.9%)
CVS Caremark Corp.	128,678	5,247,489
Wal-Mart Stores, Inc.	47,415	2,833,520

		8,081,009

Food Products (3.5%)
Kraft Foods, Inc., Class A	129,061	4,821,719
Unilever N.V. (N.Y. Shares)	142,758	4,906,593

		9,728,312

Household Products (0.4%)
Procter & Gamble Co.	15,223	1,015,526

Personal Products (0.3%)
Avon Products, Inc.	47,045	821,876

Total Consumer Staples		20,966,557

Energy (12.0%)
Energy Equipment & Services (3.9%)
Halliburton Co.	158,959	5,485,675
Noble Corp.*	40,924	1,236,723
Weatherford International Ltd.*	264,068	3,865,956

		10,588,354

Oil, Gas & Consumable Fuels (8.1%)
BP plc (ADR)	136,607	5,838,583
Chesapeake Energy Corp.	74,513	1,660,895
Chevron Corp.	53,733	5,717,191
Murphy Oil Corp.	57,951	3,230,189
Royal Dutch Shell plc (ADR), Class A	78,859	5,763,804

		22,210,662

Total Energy		32,799,016

Financials (19.4%)
Capital Markets (3.5%)
Bank of New York Mellon Corp.	205,970	$4,100,863
Goldman Sachs Group, Inc.	22,957	2,076,001
Morgan Stanley	144,615	2,188,025
State Street Corp.	31,159	1,256,019

		9,620,908

Commercial Banks (4.9%)
Fifth Third Bancorp	182,116	2,316,515
PNC Financial Services Group, Inc.	71,870	4,144,743
U.S. Bancorp	66,833	1,807,833
Wells Fargo & Co.	184,694	5,090,167

		13,359,258

Diversified Financial Services (5.7%)
Bank of America Corp.	419,849	2,334,360
Citigroup, Inc.	241,418	6,351,708
JPMorgan Chase & Co.	211,539	7,033,672

		15,719,740

Insurance (5.3%)
Aflac, Inc.	23,103	999,436
Allstate Corp.	216,253	5,927,494
Chubb Corp.	17,560	1,215,503
MetLife, Inc.	92,221	2,875,451
Travelers Cos., Inc.	60,694	3,591,264

		14,609,148

Total Financials		53,309,054

Health Care (13.5%)
Health Care Providers & Services (3.7%)
Cardinal Health, Inc.	63,975	2,598,025
UnitedHealth Group, Inc.	102,557	5,197,589
WellPoint, Inc.	36,419	2,412,758

		10,208,372

Pharmaceuticals (9.8%)
Abbott Laboratories, Inc.	19,269	1,083,496
Bristol-Myers Squibb Co.	172,996	6,096,379
GlaxoSmithKline plc (ADR)	68,693	3,134,462
Merck & Co., Inc.	143,251	5,400,563
Pfizer, Inc.	345,297	7,472,227
Roche Holding AG (ADR)	53,702	2,285,020
Sanofi S.A. (ADR)	38,098	1,392,101

		26,864,248

Total Health Care		37,072,620

Industrials (6.2%)
Aerospace & Defense (2.4%)
Honeywell International, Inc.	76,002	4,130,709
Textron, Inc.	127,552	2,358,436

		6,489,145

Electrical Equipment (0.7%)
Emerson Electric Co.	41,000	1,910,190

Industrial Conglomerates (1.5%)
General Electric Co.	224,663	4,023,715

Machinery (1.6%)
Ingersoll-Rand plc	148,543	4,526,105

Total Industrials		16,949,155

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Information Technology (11.0%)
Communications Equipment (1.0%)
Cisco Systems, Inc.	154,542	$2,794,119

Computers & Peripherals (2.9%)
Dell, Inc.*	185,142	2,708,627
Hewlett-Packard Co.	199,143	5,129,924

		7,838,551

Internet Software & Services (3.7%)
eBay, Inc.*	178,561	5,415,755
Yahoo!, Inc.*	291,413	4,700,492

		10,116,247

Semiconductors & Semiconductor Equipment (1.1%)
Intel Corp.	85,014	2,061,590
KLA-Tencor Corp.	21,617	1,043,020

		3,104,610

Software (2.3%)
Microsoft Corp.	247,520	6,425,619

Total Information Technology		30,279,146

Materials (4.1%)
Metals & Mining (0.9%)
Alcoa, Inc.	281,676	2,436,497

Paper & Forest Products (3.2%)
International Paper Co.	294,129	8,706,219

Total Materials		11,142,716

Telecommunication Services (3.8%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	100,529	$3,039,997
Verizon Communications, Inc.	112,369	4,508,244

		7,548,241

Wireless Telecommunication Services (1.0%)
Vodafone Group plc (ADR)	98,061	2,748,650

Total Telecommunication Services		10,296,891

Utilities (2.9%)
Electric Utilities (2.9%)
FirstEnergy Corp.	73,219	3,243,602
PPL Corp.	160,159	4,711,878

Total Utilities		7,955,480

Total Investments (96.2%) (Cost $250,767,122)		263,840,346
Other Assets Less Liabilities (3.8%)		10,562,741

Net Assets (100%)		$274,403,087

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$43,069,711	$—	$—	$43,069,711
Consumer Staples	20,966,557	—	—	20,966,557
Energy	32,799,016	—	—	32,799,016
Financials	53,309,054	—	—	53,309,054
Health Care	37,072,620	—	—	37,072,620
Industrials	16,949,155	—	—	16,949,155
Information Technology	30,279,146	—	—	30,279,146
Materials	11,142,716	—	—	11,142,716
Telecommunication Services	10,296,891	—	—	10,296,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Utilities	$7,955,480	$—	$—	$7,955,480

Total Assets	$263,840,346	$—	$—	$263,840,346

Total Liabilities	$—	$—	$—	$—

Total	$263,840,346	$—	$—	$263,840,346

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$78,554,006
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$67,972,359

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,791,270
Aggregate gross unrealized depreciation	(30,408,962)

Net unrealized appreciation	$8,382,308

Federal income tax cost of investments	$255,458,038

For the year ended December 31, 2011, the Portfolio incurred approximately $4,350 as brokerage commissions with Sanford C. Bernstein & Co. Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $56,486,405 of which $10,486,512 expires in the year 2016 and $45,999,893 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $9,462,870 during 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $250,767,122)	$263,840,346
Cash	9,638,529
Receivable for securities sold	1,038,962
Receivable from Separate Accounts for Trust shares sold	676,141
Dividends, interest and other receivables	593,999
Other assets	1,488

Total assets	275,789,465

LIABILITIES
Payable for securities purchased	1,129,436
Investment management fees payable	141,627
Distribution fees payable - Class IB	56,589
Administrative fees payable	26,011
Payable to Separate Accounts for Trust shares redeemed	11,972
Accrued expenses	20,743

Total liabilities	1,386,378

NET ASSETS	$274,403,087

Net assets were comprised of:
Paid in capital	$322,507,100
Accumulated undistributed net investment income (loss)	23,492
Accumulated undistributed net realized gain (loss) on investments	(61,200,729)
Net unrealized appreciation (depreciation) on investments	13,073,224

Net assets	$274,403,087

Class IA
Net asset value, offering and redemption price per share, $4,494,156 / 487,580 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.22

Class IB
Net asset value, offering and redemption price per share, $269,908,931 / 29,249,902 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.23

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $13,741 foreign withholding tax)	$6,662,069
Interest	2,654

Total income	6,664,723

EXPENSES
Investment management fees	1,831,818
Distribution fees - Class IB	695,567
Administrative fees	317,087
Professional fees	26,413
Printing and mailing expenses	20,984
Trustees’ fees	6,915
Miscellaneous	4,162

Gross expenses	2,902,946
Less: Waiver from investment advisor	(94,020)
Fees paid indirectly	(18,732)

Net expenses	2,790,194

NET INVESTMENT INCOME (LOSS)	3,874,529

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	9,793,890
Net change in unrealized appreciation (depreciation) on securities	(20,030,091)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(10,236,201)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,361,672)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,874,529	$2,989,147
Net realized gain (loss) on investments	9,793,890	2,545,733
Net change in unrealized appreciation (depreciation) on investments	(20,030,091)	30,186,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,361,672)	35,721,283

DIVIDENDS:
Dividends from net investment income
Class IA	(64,647)	(40,200)
Class IB	(3,839,714)	(3,108,339)

TOTAL DIVIDENDS	(3,904,361)	(3,148,539)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 280,425 and 202,593 shares, respectively ]	2,668,127	1,747,626
Capital shares issued in reinvestment of dividends [ 7,259 and 4,293 shares, respectively ]	64,647	40,200
Capital shares repurchased [ (107,499) and (53,815) shares, respectively ]	(1,018,932)	(477,512)

Total Class IA transactions	1,713,842	1,310,314

Class IB
Capital shares sold [ 5,076,079 and 3,544,122 shares, respectively ]	49,242,437	31,070,361
Capital shares issued in reinvestment of dividends [ 430,607 and 332,623 shares, respectively ]	3,839,714	3,108,339
Capital shares repurchased [ (4,602,999) and (4,832,961) shares, respectively ]	(43,919,447)	(41,477,036)

Total Class IB transactions	9,162,704	(7,298,336)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,876,546	(5,988,022)

TOTAL INCREASE (DECREASE) IN NET ASSETS	610,513	26,584,722
NET ASSETS:
Beginning of year	273,792,574	247,207,852

End of year (a)	$274,403,087	$273,792,574

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$23,492	$33,749

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.55	$8.38	$6.61	$10.86	$11.76

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.13 (e)	0.12 (e)	0.20 (e)	0.22	(e)
Net realized and unrealized gain (loss) on investments	(0.33)	1.17	1.78	(4.18)	(0.49)

Total from investment operations	(0.17)	1.30	1.90	(3.98)	(0.27)

Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.13)	(0.19)	(0.22)
Distributions from net realized gains	—	—	—	(0.08)	(0.41)

Total dividends and distributions	(0.16)	(0.13)	(0.13)	(0.27)	(0.63)

Net asset value, end of year	$9.22	$9.55	$8.38	$6.61	$10.86

Total return	(1.77)%	15.61%	28.73%	(36.79)%	(2.32)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,494	$2,934	$1,294	$998	$770
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly	0.74%	0.74%	0.73%	0.73%	0.74%
Before waivers and fees paid indirectly	0.78%	0.80%	0.82%	0.82%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers	1.63%	1.43%	1.72%	2.28%	1.82	%(c)
After waivers and fees paid indirectly	1.64%	1.44%	1.74%	2.30%	1.82	%(c)
Before waivers and fees paid indirectly	1.60%	1.38%	1.65%	2.21%	1.77	%(c)
Portfolio turnover rate	25%	21%	27%	39%	23%

	Year Ended December 31,
Class IB	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.56	$8.39	$6.62	$10.87	$11.77

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.10 (e)	0.10 (e)	0.18 (e)	0.20	(e)
Net realized and unrealized gain (loss) on investments	(0.33)	1.18	1.78	(4.17)	(0.50)

Total from investment operations	(0.20)	1.28	1.88	(3.99)	(0.30)

Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.11)	(0.18)	(0.19)
Distributions from net realized gains	—	—	—	(0.08)	(0.41)

Total dividends and distributions	(0.13)	(0.11)	(0.11)	(0.26)	(0.60)

Net asset value, end of year	$9.23	$9.56	$8.39	$6.62	$10.87

Total return	(2.01)%	15.30%	28.36%	(37.01)%	(2.57)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$269,909	$270,858	$245,914	$205,285	$319,390
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.99%	0.99%	0.98%	0.98%	0.99%
Before waivers and fees paid indirectly	1.03%	1.05%	1.07%	1.07%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers	1.36%	1.20%	1.47%	1.98%	1.62%
After waivers and fees paid indirectly	1.37%	1.20%	1.49%	2.00%	1.62%
Before waivers and fees paid indirectly	1.33%	1.14%	1.40%	1.91%	1.57%
Portfolio turnover rate	25%	21%	27%	39%	23%
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class IA Shares*	(5.64)%	4.81%	4.68%	1.86%
Portfolio – Class IB Shares	(5.92)	4.53	4.44	1.68
Russell 3000® Growth Index†	2.18	2.46	2.74	0.69
Russell 1000® Growth Index	2.64	2.50	2.60	0.46

†  In 2011, the Investment Manager revised the Portfolio’s benchmark index to be the Russell 3000® Growth Index which more closely reflects the market sectors in which the Portfolio invests. Accordingly, Russell 1000® Growth Index is no longer a benchmark of the Portfolio.

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/1/99.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (5.64)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 2.18% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Security selection within the Health Care sector proved additive to returns in 2011. Specific strength was visible in health insurance and benefit provider HealthSpring, Inc., which was acquired by a competitor at a significant premium in October. Also contributing significantly within the sector was Alexion Pharmaceuticals, a biotechnology company which benefitted from highly effective therapies and less competition.

•

Companies with defendable secular growth provided stability during a volatile market environment. American Tower Corp. provides the infrastructure (cell towers) to allow wireless transmission of data. The company enjoyed tremendous earnings visibility, an attribute that handsomely rewarded investors in 2011.

What hurt performance during the year:

•

Weakness was visible in the Information Technology sector. Shares of Micron Technology Inc. were down sharply due to supply chain disruptions caused by the natural disasters in Japan and weaker than expected demand for the company’s memory chips.

•

Communications equipment providers Juniper Networks Inc. and Ciena Corp. also weighed on annual returns as concerns mounted over inventory issues and the timing of orders related to a world-wide optical upgrade cycle at large telecommunication companies.

•

Holdings within the Consumer Discretionary sector also detracted from annual returns. Shutterfly Inc., a leading online photo publisher known for its photo books, declined sharply after releasing disappointing financial results during the fourth quarter. High end retailers Deckers Corp. (maker of Ugg footwear) and lululemon athletica also showed late year weakness on concerns over inventory levels and margin pressure.

•	Positioning in the Energy sector weighed on returns. Portfolio holdings Sandridge Energy and Newfield Exploration were the largest detractors.

Portfolio Positioning and Outlook

As we move into 2012, the outlook for equities has compelling arguments to support both sides of the debate. On the positive side, economic data has been consistently positive in recent months, consumer spending was robust during the holiday season, and though not yet widely discussed, the U.S. housing market is showing encouraging signs. Corporate fundamentals remain generally strong with companies maintaining lean operations and high levels of financial flexibility. Lastly, reflecting widespread negative sentiment, equity multiples remain highly compressed due to macro and political fears. With investors expecting mostly bad news, a low bar has been set for positive surprises and possible multiple expansion. On the negative side, a pending recession in Europe looks increasingly likely. Eurozone leaders may be on the right track, but the lack of swift and comprehensive action may continue to make headlines and spark volatility. In our view, this all points to moderate U.S. economic growth with bouts of volatility and trendless markets as the tug of war unfolds.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	32.2%
Consumer Discretionary	16.4
Industrials	13.7
Health Care	12.7
Energy	12.3
Materials	3.6
Financials	2.2
Telecommunication Services	1.9
Consumer Staples	1.3
Cash and Other	3.7

100.0%

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class IA
Actual	$1,000.00	$888.26	$3.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.28	3.96
Class IB
Actual	1,000.00	887.30	4.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.02	5.24

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.78% and 1.03%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.4%)
Auto Components (1.5%)
BorgWarner, Inc.*	157,200	$10,019,928

Diversified Consumer Services (1.0%)
Weight Watchers International, Inc.	127,500	7,013,775

Hotels, Restaurants & Leisure (1.3%)
Starbucks Corp.	196,050	9,020,261

Household Durables (1.0%)
Tempur-Pedic International, Inc.*	129,100	6,781,623

Internet & Catalog Retail (3.9%)
Amazon.com, Inc.*	67,500	11,684,250
priceline.com, Inc.*	26,200	12,254,002
Shutterfly, Inc.*	138,400	3,149,984

		27,088,236

Media (2.6%)
CBS Corp., Class B	357,700	9,707,978
DIRECTV, Class A*	198,000	8,466,480

		18,174,458

Multiline Retail (1.2%)
Dollar General Corp.*	195,228	8,031,680

Specialty Retail (2.3%)
Ross Stores, Inc.	158,000	7,509,740
Williams-Sonoma, Inc.	206,600	7,954,100

		15,463,840

Textiles, Apparel & Luxury Goods (1.6%)
Deckers Outdoor Corp.*	42,186	3,187,996
Lululemon Athletica, Inc.*	173,300	8,086,178

		11,274,174

Total Consumer Discretionary		112,867,975

Consumer Staples (1.3%)
Food & Staples Retailing (1.3%)
Whole Foods Market, Inc.	124,200	8,641,836

Total Consumer Staples		8,641,836

Energy (12.3%)
Energy Equipment & Services (5.3%)
Cameron International Corp.*	144,700	7,117,793
Ensco plc (ADR)	140,000	6,568,800
Oil States International, Inc.*	159,300	12,165,741
Schlumberger Ltd.	154,400	10,547,064

		36,399,398

Oil, Gas & Consumable Fuels (7.0%)
Cabot Oil & Gas Corp.	90,800	6,891,720
Concho Resources, Inc.*	111,300	10,434,375
Exxon Mobil Corp.	144,000	12,205,440
Pioneer Natural Resources Co.	131,900	11,802,412
SandRidge Energy, Inc.*	814,900	6,649,584

		47,983,531

Total Energy		84,382,929

Financials (2.2%)
Capital Markets (1.1%)
TD Ameritrade Holding Corp.	499,100	$7,810,915

Real Estate Management & Development (1.1%)
CBRE Group, Inc.*	477,300	7,264,506

Total Financials		15,075,421

Health Care (12.7%)
Biotechnology (3.6%)
Alexion Pharmaceuticals, Inc.*	203,166	14,526,369
BioMarin Pharmaceutical, Inc.*	198,388	6,820,579
Gilead Sciences, Inc.*	85,278	3,490,429

		24,837,377

Health Care Equipment & Supplies (1.0%)
Alere, Inc.*	293,157	6,768,995

Health Care Providers & Services (3.4%)
Cardinal Health, Inc.	187,500	7,614,375
Humana, Inc.	90,400	7,919,944
UnitedHealth Group, Inc.	151,200	7,662,816

		23,197,135

Health Care Technology (1.5%)
Cerner Corp.*	162,200	9,934,750

Life Sciences Tools & Services (0.7%)
Bruker Corp.*	391,200	4,858,704

Pharmaceuticals (2.5%)
Allergan, Inc.	111,400	9,774,236
Shire plc (ADR)	73,400	7,626,260

		17,400,496

Total Health Care		86,997,457

Industrials (13.7%)
Aerospace & Defense (4.3%)
Precision Castparts Corp.	80,100	13,199,679
TransDigm Group, Inc.*	174,100	16,657,888

		29,857,567

Machinery (3.9%)
AGCO Corp.*	44,800	1,925,056
Chart Industries, Inc.*	112,100	6,061,247
Cummins, Inc.	88,316	7,773,574
Gardner Denver, Inc.	138,800	10,695,928

		26,455,805

Road & Rail (3.4%)
Hertz Global Holdings, Inc.*	826,400	9,685,408
Kansas City Southern*	205,100	13,948,851

		23,634,259

Trading Companies & Distributors (2.1%)
W.W. Grainger, Inc.	20,337	3,806,883
WESCO International, Inc.*	201,900	10,702,719

		14,509,602

Total Industrials		94,457,233

Information Technology (32.2%)
Communications Equipment (2.1%)
Acme Packet, Inc.*	224,600	6,942,386

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

F5 Networks, Inc.*	71,833	$7,622,918

		14,565,304

Computers & Peripherals (8.5%)
Apple, Inc.*	119,649	48,457,845
EMC Corp.*	465,900	10,035,486

		58,493,331

Internet Software & Services (2.2%)
eBay, Inc.*	286,600	8,692,578
MercadoLibre, Inc.	84,700	6,737,038

		15,429,616

IT Services (7.2%)
Cognizant Technology Solutions Corp., Class A*	160,700	10,334,617
Gartner, Inc.*	310,523	10,796,885
Mastercard, Inc., Class A	27,600	10,289,832
Visa, Inc., Class A	174,600	17,727,138

		49,148,472

Semiconductors & Semiconductor Equipment (3.9%)
ARM Holdings plc (ADR)	274,200	7,587,114
Atmel Corp.*	422,900	3,425,490
Avago Technologies Ltd.	290,100	8,372,286
Microchip Technology, Inc.	200,700	7,351,641

		26,736,531

Software (8.3%)
Check Point Software Technologies Ltd.*	151,700	7,970,318
Citrix Systems, Inc.*	124,700	7,571,784

Oracle Corp.	368,900	$9,462,285
QLIK Technologies, Inc.*	301,862	7,305,060
Red Hat, Inc.*	210,385	8,686,797
Salesforce.com, Inc.*	57,400	5,823,804
TIBCO Software, Inc.*	414,800	9,917,868

		56,737,916

Total Information Technology		221,111,170

Materials (3.6%)
Chemicals (3.6%)
Airgas, Inc.	174,600	13,632,768
Monsanto Co.	163,300	11,442,431

Total Materials		25,075,199

Telecommunication Services (1.9%)
Wireless Telecommunication Services (1.9%)
American Tower Corp., Class A	222,598	13,358,106

Total Telecommunication Services		13,358,106

Total Investments (96.3%) (Cost $617,106,935)		661,967,326
Other Assets Less Liabilities (3.7%)		25,395,705

Net Assets (100%)		$687,363,031

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$112,867,975	$—	$—	$112,867,975
Consumer Staples	8,641,836	—	—	8,641,836
Energy	84,382,929	—	—	84,382,929
Financials	15,075,421	—	—	15,075,421
Health Care	86,997,457	—	—	86,997,457
Industrials	94,457,233	—	—	94,457,233

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Information Technology	$221,111,170	$—	$—	$221,111,170
Materials	25,075,199	—	—	25,075,199
Telecommunication Services	13,358,106	—	—	13,358,106

Total Assets	$661,967,326	$—	$—	$661,967,326

Total Liabilities	$—	$—	$—	$—

Total	$661,967,326	$—	$—	$661,967,326

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$886,451,298
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$729,671,450

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$82,863,666
Aggregate gross unrealized depreciation	(38,842,220)

Net unrealized appreciation	$44,021,446

Federal income tax cost of investments	$617,945,880

For the year ended December 31, 2011, the Portfolio incurred approximately $7,732 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $617,106,935)	$661,967,326
Cash	22,935,033
Receivable for securities sold	8,242,448
Receivable from Separate Accounts for Trust shares sold	461,802
Dividends, interest and other receivables	175,319
Other assets	1,000

Total assets	693,782,928

LIABILITIES
Payable for securities purchased	4,392,948
Payable to Separate Accounts for Trust shares redeemed	1,422,078
Investment management fees payable	382,739
Distribution fees payable - Class IB	145,324
Administrative fees payable	62,674
Accrued expenses	14,134

Total liabilities	6,419,897

NET ASSETS	$687,363,031

Net assets were comprised of:
Paid in capital	$635,166,057
Accumulated undistributed net investment income (loss)	194
Accumulated undistributed net realized gain (loss) on investments	7,336,389
Net unrealized appreciation (depreciation) on investments	44,860,391

Net assets	$687,363,031

Class IA
Net asset value, offering and redemption price per share, $8,833,211 / 915,344 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.65

Class IB
Net asset value, offering and redemption price per share, $678,529,820 / 71,572,626 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.48

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $59,022 foreign withholding tax)	$2,863,956
Interest	6,951

Total income	2,870,907

EXPENSES
Investment management fees	4,346,649
Distribution fees - Class IB	1,650,753
Administrative fees	711,267
Printing and mailing expenses	52,656
Custodian fees	33,000
Professional fees	31,497
Trustees’ fees	15,745
Miscellaneous	8,993

Gross expenses	6,850,560
Less: Fees paid indirectly	(158,526)

Net expenses	6,692,034

NET INVESTMENT INCOME (LOSS)	(3,821,127)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	7,714,419
Net change in unrealized appreciation (depreciation) on securities	(52,296,833)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(44,582,414)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(48,403,541)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(3,821,127)	$(1,046,420)
Net realized gain (loss) on investments	7,714,419	35,998,228
Net change in unrealized appreciation (depreciation) on investments	(52,296,833)	43,208,781

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(48,403,541)	78,160,589

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(494)
Class IB	—	(57,462)

	—	(57,956)

Distributions from net realized capital gains
Class IA	(144,645)	(172,398)
Class IB	(11,753,458)	(14,332,645)

	(11,898,103)	(14,505,043)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,898,103)	(14,562,999)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 680,003 and 1,142,522 shares, respectively ]	7,254,339	10,945,927
Capital shares issued in reinvestment of dividends and distributions [ 16,432 and 16,746 shares, respectively ]	144,645	172,892
Capital shares repurchased [ (528,516) and (661,936) shares, respectively ]	(5,794,426)	(6,267,296)

Total Class IA transactions	1,604,558	4,851,523

Class IB
Capital shares sold [ 27,939,593 and 20,285,795 shares, respectively ]	289,414,016	186,530,683
Capital shares issued in reinvestment of dividends and distributions [ 1,357,916 and 1,414,907 shares, respectively ]	11,753,458	14,390,107
Capital shares repurchased [ (12,037,594) and (9,828,861) shares, respectively ]	(120,999,976)	(87,704,929)

Total Class IB transactions	180,167,498	113,215,861

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	181,772,056	118,067,384

TOTAL INCREASE (DECREASE) IN NET ASSETS	121,470,412	181,664,974
NET ASSETS:
Beginning of year	565,892,619	384,227,645

End of year (a)	$687,363,031	$565,892,619

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$194	$194

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2011		2010		2009	2008		2007
Net asset value, beginning of year	$10.43		$9.11		$6.50	$9.19		$8.68

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	—	#(e)	0.04 (e)	0.06	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments	(0.57)		1.60		2.60	(2.56)		0.98

Total from investment operations	(0.60)		1.60		2.64	(2.50)		1.00

Less distributions:
Dividends from net investment income	—		—	#	(0.03)	(0.05)		—
Distributions from net realized gains	(0.18)		(0.28)		—	(0.13)		(0.49)
Return of capital	—		—		—	(0.01)		—

Total dividends and distributions	(0.18)		(0.28)		(0.03)	(0.19)		(0.49)

Net asset value, end of year	$9.65		$10.43		$9.11	$6.50		$9.19

Total return	(5.64)%		17.56%		40.69%	(27.43)%		11.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,833		$7,796		$2,278	$383		$523
Ratio of expenses to average net assets:
After fees paid indirectly	0.76%		0.71%		0.83%	0.88%		0.87%
Before fees paid indirectly	0.78%		0.78%		0.85%	0.90%		0.90%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.33)%		—	%‡‡	0.45%	0.75%		0.18%
Before fees paid indirectly	(0.35)%		(0.07)%		0.43%	0.73%		0.15%
Portfolio turnover rate	110%		164%		15%	49%		38%

	Year Ended December 31,
Class IB	2011		2010		2009	2008		2007
Net asset value, beginning of year	$10.28		$9.00		$6.42	$9.08		$8.61

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(e)	(0.02	)(e)	0.02 (e)	0.04	(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments	(0.56)		1.58		2.57	(2.53)		0.97

Total from investment operations	(0.62)		1.56		2.59	(2.49)		0.96

Less distributions:
Dividends from net investment income	—		—	#	(0.01)	(0.03)		—
Distributions from net realized gains	(0.18)		(0.28)		—	(0.13)		(0.49)
Return of capital	—		—		—	(0.01)		—

Total dividends and distributions	(0.18)		(0.28)		(0.01)	(0.17)		(0.49)

Net asset value, end of year	$9.48		$10.28		$9.00	$6.42		$9.08

Total return	(5.92)%		17.33%		40.37%	(27.63)%		11.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$678,530		$558,097		$381,950	$166,592		$229,726
Ratio of expenses to average net assets:
After fees paid indirectly	1.01	%(c)	0.96	%(c)	1.09%	1.13	%(c)	1.12%
Before fees paid indirectly	1.03%		1.03%		1.10%	1.15%		1.15%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.57)%		(0.24)%		0.22%	0.53%		(0.06)%
Before fees paid indirectly	(0.60)%		(0.32)%		0.20%	0.50%		(0.09)%
Portfolio turnover rate	110%		164%		15%	49%		38%

#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.01%.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Note 1	Organization and Selected Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with fifty-five diversified portfolios and eight non-diversified portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), an indirect wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). The non-diversified Portfolios are: the AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio and the ATM Small Cap Portfolio (each a “Tactical Portfolio”, together, the “Tactical Portfolios”). At December 31, 2011, the EQ/AllianceBernstein Short-Term Government Bond Portfolio (formerly known as ATM Government Bond Portfolio) was not operational.

On October 25, 2010, FMG LLC contributed $10,000 in seed capital into Class IA of the EQ/AllianceBernstein Short-Term Bond Portfolio (formerly known as ATM Core Bond Portfolio).

On February 18, 2011, FMG LLC contributed $10,000,000 in seed capital into Class IB of the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio.

On August 26, 2011, FMG LLC contributed $10,000 in seed capital into Class K of each of the following Portfolios: ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 500 Portfolio, AXA Tactical Manager International Portfolio, EQ/AllianceBernstein Short-Term Bond Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/Core Bond Index Portfolio, EQ/Davis New York Venture Portfolio, EQ/Equity 500 Index Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/GAMCO Mergers & Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/International Core PLUS Portfolio, EQ/International Equity Index Portfolio, EQ/International ETF Portfolio, EQ/International Value PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Index Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio and EQ/Templeton Global Equity Portfolio.

On September 28, 2011, FMG LLC contributed $100,000 in seed capital into Class IB of the AXA Ultra Conservative Strategy Portfolio.

On December 1, 2011, FMG LLC contributed $10,000 in seed capital into Class K of each of the following Portfolios: EQ/JPMorgan Value Opportunities Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio and EQ/T. Rowe Price Growth Stock Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

Each of the investment sub-advisers (each an “Adviser”) independently chooses and maintains a portfolio of securities for its Portfolios.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

The All Asset Allocation Portfolio is a type of mutual fund often described as a “fund of funds” mutual fund. The Portfolio pursues its investment objective by investing exclusively in other mutual funds managed by FMG LLC and other unaffiliated investment companies or exchange-traded funds.

The AXA Conservative Strategy Portfolio, AXA Ultra Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, and AXA Growth Strategy Portfolio (each an “AXA Strategy Portfolio”; together, the “AXA Strategy Portfolios”) and EQ/Franklin Templeton Allocation Portfolio are types of mutual funds often described as “fund of funds.” The Portfolios pursue their investment objective by investing exclusively in other affiliated mutual funds managed by FMG LLC.

The EQ/International ETF Portfolio is a type of mutual fund often described as a “fund of funds” mutual fund. The Portfolio pursues its investment objective by investing exclusively in other unaffiliated investment companies or exchange-traded funds.

The EQ/International Core PLUS Portfolio, EQ/International Value PLUS, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Global Bond PLUS Portfolio, and EQ/Equity Growth PLUS Portfolio (each a “PLUS Portfolio”; together, the “PLUS Portfolios”), and the EQ/Franklin Core Balanced Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio, EQ/Global Multi-Sector Equity Portfolio, and the Tactical Portfolios employ multiple Advisers (each a “Multiadviser Portfolio”; together the “Multiadviser Portfolios”). Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity or fixed income markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

The Trust has the right to issue three classes of shares, Class IA, Class IB and Class K. As of and during the year ended December 31, 2011, the Trust had Class IB shares outstanding for each Portfolio except for the ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and EQ/AllianceBernstein Short-Term Bond Portfolio. During the year ended December 31, 2011, the Trust had Class IA shares outstanding for certain Portfolios as shown in the respective Statements of Assets and Liabilities. In addition, during a portion of the year ended December 31, 2011, the Trust had Class K shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. The Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC that currently sells its shares to accounts and plans. The AXA Equitable 401(k) Plan is the primary shareholder of Class IA for EQ/Equity Growth PLUS Portfolio, EQ/GAMCO Small Company Value Portfolio and EQ/MFS International Growth Portfolio.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

The investment objectives of each Portfolio are as follows:

All Asset Allocation Portfolio — Seeks long-term capital appreciation and current income.

AXA Ultra Conservative Strategy Portfolio — Seeks current income.

AXA Conservative Strategy Portfolio — Seeks a high level of current income.

AXA Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

AXA Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

AXA Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with greater emphasis on current income.

AXA Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with greater emphasis on capital appreciation.

EQ/Franklin Templeton Allocation Portfolio — Primarily seeks capital appreciation and secondarily seeks income.

EQ/International ETF Portfolio — Seeks long-term capital appreciation.

AXA Tactical Manager 500 Portfolio (formerly AXA Tactical Manager 500 Portfolio-I, name change effective May 1, 2011) (advised by FMG LLC, BlackRock Investment Management, LLC (“BlackRock”) and AllianceBernstein L.P. (“AllianceBernstein”), an affiliate of FMG LLC) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

AXA Tactical Manager 400 Portfolio (formerly AXA Tactical Manager 400 Portfolio-I, name change effective May 1, 2011) (advised by FMG LLC, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the Standard & Poor’s Mid Cap 400 Index (“S&P 400 Index”).

AXA Tactical Manager 2000 Portfolio (formerly AXA Tactical Manager 2000 Portfolio-I, name change effective May 1, 2011) (advised by FMG LLC, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000® Index.

AXA Tactical Manager International Portfolio (formerly AXA Tactical Manager International Portfolio-I, name change effective May 1, 2011) (advised by FMG LLC, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International (“MSCI”) EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

ATM International Portfolio (advised by FMG LLC, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the MSCI EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

ATM Large Cap Portfolio (advised by FMG LLC, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the S&P 500 Index.

ATM Mid Cap Portfolio (advised by FMG LLC, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the S&P 400 Index.

ATM Small Cap Portfolio (advised by FMG LLC, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000® Index.

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio (advised by AllianceBernstein) — The Portfolio seeks to achieve total return from long-term growth of capital and income.

EQ/AllianceBernstein Short-Term Bond Portfolio (formerly ATM Core Bond Portfolio, name change effective October 1, 2011) (advised by AllianceBernstein) — The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including U.S. Government securities and other debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index. Effective October 1, 2011, FMG LLC and BlackRock are no longer Advisers.

EQ/AllianceBernstein Short-Term Government Bond Portfolio (formerly known as ATM Government Bond Portfolio, name change effective October 1, 2011) (advised by AllianceBernstein) — The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index. Effective October 1, 2011, FMG LLC and BlackRock are no longer Advisers.

EQ/AllianceBernstein Small Cap Growth Portfolio (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AXA Franklin Small Cap Value Core Portfolio (advised by FMG LLC, BlackRock and Franklin Advisory Services, LLC) — Seeks to achieve long-term total return.

EQ/BlackRock Basic Value Equity Portfolio (advised by BlackRock) — Seeks to achieve capital appreciation and, secondarily, income.

EQ/Boston Advisors Equity Income Portfolio (advised by Boston Advisors, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

EQ/Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc.) — Seeks to achieve long-term capital appreciation. On July 18, 2011, Bridgeway Capital Management, Inc. was terminated as an Adviser to the Portfolio.

EQ/Capital Guardian Research Portfolio (advised by Capital Guardian Trust Company) — Seeks to achieve long-term growth of capital.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

EQ/Common Stock Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Core Bond Index Portfolio (advised by SSgA Funds Management, Inc. (“SSgA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index including reinvestment of dividends, at a risk level consistent with that of the Barclays Capital Intermediate U.S. Government/Credit Index.

EQ/Davis New York Venture Portfolio (advised by Davis Selected Advisors, L.P.) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/Equity Growth PLUS Portfolio (advised by FMG LLC, BlackRock Capital Management, Inc. and BlackRock) — Seeks to achieve long-term growth of capital.

EQ/Franklin Core Balanced Portfolio (advised by FMG LLC, BlackRock and Franklin Advisers, Inc.) — Seeks to maximize income while maintaining prospects for capital appreciation.

EQ/GAMCO Mergers and Acquisitions Portfolio (advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (advised by GAMCO) — Seeks to maximize capital appreciation.

EQ/Global Bond PLUS Portfolio (advised by FMG LLC, Wells Capital Management, Inc., First International Advisors, LLC and BlackRock) — Seeks to achieve capital growth and current income.

EQ/Global Multi-Sector Equity Portfolio (advised by FMG LLC, BlackRock and Morgan Stanley Investment Management, Inc. (“MSIM”)) — Seeks to achieve long-term capital appreciation.

EQ/Intermediate Government Bond Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays Capital Intermediate U.S. Government Bond Index.

EQ/International Core PLUS Portfolio (advised by FMG LLC, Wentworth Hauser and Violich, Inc., Hirayama Investments, LLC and BlackRock) — Seeks to achieve long-term growth of capital.

EQ/International Equity Index Portfolio (formerly EQ/AllianceBernstein International Portfolio, name change effective May 1, 2011) (advised by AllianceBernstein) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EURO STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

EQ/International Value PLUS Portfolio (formerly EQ/BlackRock International Portfolio, name change effective February 22, 2011) (advised by FMG LLC, BlackRock and Northern Cross LLC) —Seeks to provide current income and long-term growth of income, accompanied by growth of capital.

EQ/JPMorgan Value Opportunities Portfolio (advised by J.P. Morgan Investment Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Core PLUS Portfolio (advised by FMG LLC, Institutional Capital LLC and BlackRock) — Seeks to achieve long-term growth of capital with a secondary objective to seek reasonable current income (i.e., moderate income).

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

EQ/Large Cap Growth Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Growth Index.

EQ/Large Cap Growth PLUS Portfolio (advised by FMG LLC, Marsico Capital Management, LLC and BlackRock) — Seeks to provide long-term capital growth.

EQ/Large Cap Value Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

EQ/Large Cap Value PLUS Portfolio (advised by FMG LLC and AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/Lord Abbett Large Cap Core Portfolio (advised by Lord Abbett & Co. LLC) — Seeks to achieve capital appreciation and growth of income with reasonable risk.

EQ/MFS International Growth Portfolio (formerly EQ/International Growth Portfolio, name change effective May 1, 2011) (advised by MFS Investment Management) — Seeks to achieve capital appreciation.

EQ/Mid Cap Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the S&P Mid Cap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P Mid Cap 400 Index.

EQ/Mid Cap Value PLUS Portfolio (advised by FMG LLC, Wellington Management Company, LLP, and BlackRock) — Seeks to achieve long-term capital appreciation.

EQ/Money Market Portfolio (advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Montag & Caldwell Growth Portfolio (advised by Montag & Caldwell, LLC) — Seeks to achieve capital appreciation.

EQ/Morgan Stanley Mid Cap Growth Portfolio (advised by MSIM) — Seeks to achieve capital growth.

EQ/Mutual Large Cap Equity Portfolio (advised by FMG LLC, BlackRock and Franklin Mutual Advisers, LLC) — Seeks to achieve capital appreciation, which may occasionally be short-term, and secondarily, income.

EQ/Oppenheimer Global Portfolio (advised by OppenheimerFunds, Inc.) — Seeks to achieve capital appreciation.

EQ/PIMCO Ultra Short Bond Portfolio (advised by Pacific Investment Management Company, LLC) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (advised by FMG LLC and AllianceBernstein) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/Small Company Index Portfolio (advised by AllianceBernstein) — Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (advised by T. Rowe Price Associates, Inc.) — Seeks to achieve long-term capital appreciation and secondarily, income.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

EQ/Templeton Global Equity Portfolio (advised by FMG LLC, BlackRock and Templeton Investment Counsel, LLC) — Seeks to achieve long-term capital growth. On March 1, 2011, Templeton Investment Counsel, LLC replaced Templeton Global Advisors Limited as a sub-adviser to the Portfolio.

EQ/UBS Growth and Income Portfolio (advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Van Kampen Comstock Portfolio (advised by Invesco Advisers, Inc.) — Seeks to achieve capital growth and income.

EQ/Wells Fargo Omega Growth Portfolio (formerly EQ/Wells Fargo Advantage Omega Growth Portfolio, name change effective May 1, 2011) (advised by Wells Capital Management, Inc.) — Seeks to achieve long-term capital growth.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Options that are traded on an exchange are valued at their last sale price, or if not available, at the previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The fair value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate and Municipal bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

pricing service may utilize many factors in making evaluations, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipt (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations.

During the year ended December 31, 2011, each of the AXA Tactical Manager International Portfolio, ATM International Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, EQ/Calvert Socially Responsible Portfolio, EQ/Core Bond Index Portfolio, EQ/Davis New York Venture Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/International Equity Index Portfolio, EQ/International Value PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Morgan Stanley Mid Cap Growth, EQ/Mutual Large Cap Equity Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Small Company Index Portfolio, EQ/T.Rowe Price Growth Stock Portfolio and EQ/Templeton Global Equity Portfolio held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under ASC 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities or instruments shall be referred to the Trust’s Valuation Committee, who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees of the Trust.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

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December 31, 2011

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Portfolios’ policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. Any transfers from Level 2 to Level 3 or from Level 3 to Level 2 may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of or increase in available market inputs to determine price. Any transfers in and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2011 is included in the Portfolio of Investments.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Portfolio’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. At December 31, 2011, none of the Portfolios applied these procedures.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding tax) and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

Offering costs incurred by the AXA Ultra Conservative Strategy Portfolio from the inception date to December 31, 2011 were $31,313. Offering costs will be amortized by the Portfolio over a twelve month period on a straight-line basis.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market Portfolio declares and distributes daily). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences are primarily due to differing book and tax treatments for derivative transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and affiliated fund of fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2011 and December 31, 2010, were as follows:

	Year Ended December 31, 2011				Year Ended December 31, 2010
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Allocation	$4,757,490	$5,541,906	$327,229	$1,525,853	$6,145,048	$4,667,904	$372,764	$2,296,933
AXA Ultra Conservative Strategy	441	—	367	—	—	—	—	—
AXA Conservative Strategy	6,539,397	1,092,215	—	—	2,436,316	110,353	2,404,471	865,921
AXA Conservative Growth Strategy	8,727,098	3,148,486	—	—	4,153,837	265,905	3,176,266	2,020,982
AXA Balanced Strategy	15,213,827	6,849,807	—	—	7,493,739	668,302	4,938,355	3,803,418
AXA Moderate Growth Strategy	34,815,343	18,948,322	—	—	17,274,722	1,792,294	10,499,614	9,018,789
AXA Growth Strategy	11,511,598	8,229,919	—	—	7,722,305	1,652,411	2,714,337	6,059,861
EQ/Franklin Templeton Allocation	24,722,057	—	—	—	27,214,343	—	—	—
EQ/International ETF	8,277,851	10,137,467	754,333	716,575	7,055,190	6,510,655	84,704	1,396,265
AXA Tactical Manager 500	20,248,983	12,295,333	170,626	—	13,030,296	11,147,137	8,339,499	12,238,027
AXA Tactical Manager 400	1,831,159	1,631,890	—	—	1,190,408	1,205,532	1,564,144	1,614,691
AXA Tactical Manager 2000	5,717,302	6,331,125	—	—	5,097,939	5,501,313	4,813,133	6,301,303
AXA Tactical Manager International	9,320,372	1,962,907	10,504	—	3,259,702	10,814	1,561,808	1,962,907
ATM International	99,733,014	13,622,135	—	—	11,190,622	—	1,593,086	13,614,208
ATM Large Cap	82,276,930	94,649,918	614,627	—	155,309,149	123,074,307	58,588,981	94,321,853
ATM Mid Cap	18,082,043	43,700,408	—	—	48,983,787	56,202,618	17,748,055	43,356,871
ATM Small Cap	29,516,305	41,228,162	—	—	43,724,729	47,293,596	29,133,359	41,097,555
EQ/AllianceBernstein Dynamic Wealth Strategies	—	—	350,584	37,619	—	—	—	—
EQ/AllianceBernstein Short-Term Bond	21,364,885	—	—	—	4,868,712	—	38,001	—
EQ/AllianceBernstein Small Cap Growth	—	67,572,971	—	14,530,119	459,717	—	—	—
EQ/AXA Franklin Small Cap Value Core	985,426	—	65,266	—	1,363,749	—	70,393	—
EQ/BlackRock Basic Value Equity	28,334,843	—	25,235	—	25,098,768	—	217,065	—
EQ/Boston Advisors Equity Income	16,624,726	—	—	—	16,838,129	—	5,146	—

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

	Year Ended December 31, 2011				Year Ended December 31, 2010
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Calvert Socially Responsible	$290,470	$—	$—	$—	$35,975	$—	$—	$—
EQ/Capital Guardian Research	8,447,717	—	—	—	8,626,663	—	277,393	—
EQ/Common Stock Index	69,164,394	—	1,365,114	—	70,230,043	—	980,840	—
EQ/Core Bond Index	139,382,197	—	279,628	—	172,251,722	—	446,705	—
EQ/Davis New York Venture	1,394,032	—	—	—	3,327,927	—	40,269	—
EQ/Equity 500 Index	45,878,552	—	408,848	—	42,542,963	—	688,444	—
EQ/Equity Growth PLUS	4,646,085	—	337,868	—	5,330,824	—	379,118	—
EQ/Franklin Core Balanced	37,078,040	—	178,691	—	34,287,105	—	317,985	—
EQ/GAMCO Mergers and Acquisitions	8,435,501	1,730,981	915,805	121,344	4,961,605	784,875	818,595	—
EQ/GAMCO Small Company Value	2,652,869	21,855,106	25,413	6,081,461	7,176,970	—	—	—
EQ/Global Bond PLUS	36,668,541	3,633,829	3,695,126	12,812,525	40,060,532	—	956,824	—
EQ/Global Multi-Sector Equity	42,387,654	—	3,246,863	—	28,787,639	—	5,937,792	—
EQ/Intermediate Government Bond Index	25,342,585	—	1,352,803	—	25,117,067	—	930,143	—
EQ/International Core PLUS	36,902,964	—	536,395	—	25,079,646	—	5,206,806	—
EQ/International Equity Index	53,222,052	—	—	—	46,736,049	—	856,323	—
EQ/International Value PLUS	27,583,276	—	831,056	—	12,093,466	—	123,983	—
EQ/JPMorgan Value Opportunities	4,037,337	—	—	—	5,008,216	—	91,338	—
EQ/Large Cap Core PLUS	7,283,433	18,570,256	448,884	977,479	7,158,067	45,640,924	69,538	10,118,943
EQ/Large Cap Growth Index	11,221,405	—	132,262	—	12,309,344	—	552,574	—
EQ/Large Cap Growth PLUS	11,340,116	—	198,449	—	8,984,875	—	277,569	—
EQ/Large Cap Value Index	4,851,506	—	114,647	—	2,021,471	—	329,910	—
EQ/Large Cap Value PLUS	40,681,442	—	484,755	—	44,723,748	—	—	—
EQ/Lord Abbett Large Cap Core	1,956,313	—	40,144	—	948,466	—	54,369	—
EQ/MFS International Growth	10,541,227	29,775,517	144,406	—	8,836,475	—	301,048	5,656,645
EQ/Mid Cap Index	7,859,928	—	493,074	—	8,830,214	—	164,570	—
EQ/Mid Cap Value PLUS	16,073,087	—	963,635	—	19,555,978	—	262,138	—
EQ/Money Market	173,482	—	—	—	554,707	—	143,334	—
EQ/Montag & Caldwell Growth	1,816,006	—	24,573	—	2,067,926	—	11,029	—
EQ/Morgan Stanley Mid Cap Growth	1,919,692	70,973,301	—	6,591,192	1,105,919	655,937	2,499,838	77,694
EQ/Mutual Large Cap Equity	7,584,282	—	2,144,701	—	14,543,537	—	1,510,389	—

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

	Year Ended December 31, 2011				Year Ended December 31, 2010
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Oppenheimer Global	$2,747,980	$—	$14,770	$—	$1,462,665	$—	$339,786	$—
EQ/PIMCO Ultra Short Bond	22,540,417	—	63,413	—	12,868,066	—	545,637	—
EQ/Quality Bond PLUS	19,934,504	—	86,937	—	96,640,098	—	—	—
EQ/Small Company Index	5,738,958	73,630,049	—	1,432,231	8,092,015	—	—	—
EQ/T.Rowe Price Growth Stock	—	—	—	—	16,775	—	—	—
EQ/Templeton Global Equity	13,764,413	—	515,409	—	11,331,534	—	1,052,814	—
EQ/UBS Growth and Income	1,095,885	—	16,037	—	1,015,069	—	830	—
EQ/Van Kampen Comstock	3,904,361	—	—	—	3,148,539	—	29,949	—
EQ/Wells Fargo Omega Growth	8,922,564	2,975,539	—	8,175,334	53,444	14,509,555	8,922,564	2,967,472

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2011 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Allocation	$344,551	$(344,550)	$(1)
AXA Ultra Conservative Strategy	64	—	(64)
AXA Conservative Strategy	334,220	(328,056)	(6,164)
AXA Conservative Growth Strategy	988,237	(978,631)	(9,606)
AXA Balanced Strategy	2,408,089	(2,393,745)	(14,344)
AXA Moderate Growth Strategy	7,364,908	(7,326,654)	(38,254)
AXA Growth Strategy	4,228,917	(4,218,204)	(10,713)
EQ/Franklin Templeton Allocation	(258,666)	273,313	(14,647)
EQ/International ETF	(3,300)	3,300	—
AXA Tactical Manager 500	(87,841)	87,842	(1)
AXA Tactical Manager 400	70,625	(4,760)	(65,865)
AXA Tactical Manager 2000	253,868	(122,880)	(130,988)
AXA Tactical Manager International	191,181	(191,181)	—
ATM International	65,653,494	(65,625,314)	(28,180)
ATM Large Cap	(25,390)	25,390	—
ATM Mid Cap	(83,447)	307,019	(223,572)
ATM Small Cap	587,878	(373,920)	(213,958)
EQ/AllianceBernstein Dynamic Wealth Strategies	13,583	1,356	(14,939)
EQ/AllianceBernstein Short-Term Bond	1,127,798	(1,064,483)	(63,315)
EQ/AllianceBernstein Small Cap Growth	1,817,194	(583,874)	(1,233,320)
EQ/AXA Franklin Small Cap Value Core	94,246	98,526	(192,772)
EQ/BlackRock Basic Value Equity	(217,065)	2,376,648	(2,159,583)
EQ/Boston Advisors Equity Income	88,332	738,684	(827,016)
EQ/Calvert Socially Responsible	7,577	11,257	(18,834)
EQ/Capital Guardian Research	(81,498)	427,772	(346,274)
EQ/Common Stock Index	51,838	520,051	(571,889)
EQ/Core Bond Index	6,532,723	(6,532,723)	—

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Davis New York Venture	$34,822	$6,879	$(41,701)
EQ/Equity 500 Index	(273,620)	580,404	(306,784)
EQ/Equity Growth PLUS	(187,047)	187,047	—
EQ/Franklin Core Balanced	301,914	(155,523)	(146,391)
EQ/GAMCO Mergers and Acquisitions	(296,305)	299,305	(3,000)
EQ/GAMCO Small Company Value	1,426,346	22,827	(1,449,173)
EQ/Global Bond PLUS	18,210,813	(16,651,353)	(1,559,460)
EQ/Global Multi-Sector Equity	13,711,254	(13,711,253)	(1)
EQ/Intermediate Government Bond Index	—	(1)	1
EQ/International Core PLUS	15,101,768	(15,101,769)	1
EQ/International Equity Index	3,752,135	(3,670,524)	(81,611)
EQ/International Value PLUS	2,496,238	(2,496,238)	—
EQ/JPMorgan Value Opportunities	(69,119)	176,948	(107,829)
EQ/Large Cap Core PLUS	(29,390)	29,389	1
EQ/Large Cap Growth Index	(148,204)	48,557,060	(48,408,856)
EQ/Large Cap Growth PLUS	(104,434)	(15,513,293)	15,617,727
EQ/Large Cap Value Index	(63,611)	(24,837,999)	24,901,610
EQ/Large Cap Value PLUS	441,002	1,257,895	(1,698,897)
EQ/Lord Abbett Large Cap Core	—	—	—
EQ/MFS International Growth	(773,207)	773,207	—
EQ/Mid Cap Index	679,110	783,449	(1,462,559)
EQ/Mid Cap Value PLUS	731,630	1,640,535	(2,372,165)
EQ/Money Market	1,387	28,760	(30,147)
EQ/Montag & Caldwell Growth	(11,029)	28,944	(17,915)
EQ/Morgan Stanley Mid Cap Growth	7,621,813	(7,618,550)	(3,263)
EQ/Mutual Large Cap Equity	(4,894,443)	4,894,445	(2)
EQ/Oppenheimer Global	(203,623)	203,623	—
EQ/PIMCO Ultra Short Bond	1,042,062	(1,042,062)	—
EQ/Quality Bond PLUS	979,364	(1,005,946)	26,582
EQ/Small Company Index	710,196	1,330	(711,526)
EQ/T. Rowe Price Growth Stock	3,025,255	13,389,115	(16,414,370)
EQ/Templeton Global Equity	3,675,749	(3,675,750)	1
EQ/UBS Growth and Income	(830)	13,640	(12,810)
EQ/Van Kampen Comstock	19,575	—	(19,575)
EQ/Wells Fargo Advantage Omega Growth	3,821,127	—	(3,821,127)

Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2011 to December 31, 2011, the Portfolios elected to defer until the first business day of 2012 for U.S. Federal income tax purposes capital and net specified losses as stated below:

Portfolios:	Specified Loss	Capital Loss
All Asset Allocation	$—	$—
AXA Ultra Conservative Strategy	—	—
AXA Conservative Strategy	—	285,081
AXA Conservative Growth Strategy	—	480,035
AXA Balanced Strategy	—	554,470
AXA Moderate Growth Strategy	—	638,059
AXA Growth Strategy	—	311,923
EQ/Franklin Templeton Allocation	—	—

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Portfolios:	Specified Loss	Capital Loss
EQ/International ETF	$—	$—
AXA Tactical Manager 500	—	8,400,827
AXA Tactical Manager 400	—	606,246
AXA Tactical Manager 2000	9,785	4,688,151
AXA Tactical Manager International	2,020,325	4,867,358
ATM International	2,138,508	37,191,270
ATM Large Cap	—	24,535,287
ATM Mid Cap	—	2,810,929
ATM Small Cap	24,154	12,580,564
EQ/AllianceBernstein Dynamic Wealth Strategies	—	—
EQ/AllianceBernstein Short-Term Bond	—	5,469,686
EQ/AllianceBernstein Small Cap Growth	514,885	5,709,079
EQ/AXA Franklin Small Cap Value Core	3,717	—
EQ/BlackRock Basic Value Equity	—	3,612,149
EQ/Boston Advisors Equity Income	—	2,422,307
EQ/Calvert Socially Responsible	—	74,127
EQ/Capital Guardian Research	—	—
EQ/Common Stock Index	—	785,377
EQ/Core Bond Index	—	—
EQ/Davis New York Venture	247,815	—
EQ/Equity 500 Index	—	6,241,272
EQ/Equity Growth PLUS	—	10,121,848
EQ/Franklin Core Balanced	8,357	—
EQ/GAMCO Mergers and Acquisitions	316,480	202,953
EQ/GAMCO Small Company Value	35,402	—
EQ/Global Bond PLUS	—	—
EQ/Global Multi-Sector Equity	—	11,053,471
EQ/Intermediate Government Bond Index	—	—
EQ/International Core PLUS	—	5,315,809
EQ/International Equity Index	496,480	3,254,500
EQ/International Value PLUS	—	4,873,805
EQ/JPMorgan Value Opportunities	—	1,224,311
EQ/Large Cap Core PLUS	—	331,256
EQ/Large Cap Growth Index	—	—
EQ/Large Cap Growth PLUS	4,135	48,919,481
EQ/Large Cap Value Index	—	110,853
EQ/Large Cap Value PLUS	—	4,103,104
EQ/Lord Abbett Large Cap Core	—	1,082,824
EQ/MFS International Growth	—	13,567,404
EQ/Mid Cap Index	—	—
EQ/Mid Cap Value PLUS	—	15,688,242
EQ/Money Market	—	—
EQ/Montag & Caldwell Growth	—	278,629
EQ/Morgan Stanley Mid Cap Growth	21,762	1,538,367
EQ/Mutual Large Cap Equity	—	3,255,463
EQ/Oppenheimer Global	71,655	1,991,817
EQ/PIMCO Ultra Short Bond	—	—
EQ/Quality Bond PLUS	—	42,217
EQ/Small Company Index	—	289,843
EQ/T. Rowe Price Growth Stock	133	7,024,495
EQ/Templeton Global Equity	—	4,036,733

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Portfolios:	Specified Loss	Capital Loss
EQ/UBS Growth and Income	$—	$—
EQ/Van Kampen Comstock	—	—
EQ/Wells Fargo Omega Growth	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Modernization Act”) was signed by the President. The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

Portfolios:	Short Term	Long Term
All Asset Allocation	$—	$—
AXA Ultra Conservative Strategy	—	—
AXA Conservative Strategy	—	—
AXA Conservative Growth Strategy	—	—
AXA Balanced Strategy	—	—
AXA Moderate Growth Strategy	—	—
AXA Growth Strategy	—	—
EQ/Franklin Templeton Allocation	—	377,881
EQ/International ETF	—	—
AXA Tactical Manager 500	19,759,203	29,858,056
AXA Tactical Manager 400	2,133,836	3,991,416
AXA Tactical Manager 2000	8,158,375	10,332,918
AXA Tactical Manager International	24,334,315	2,924,896
ATM International	214,600,740	25,936,266
ATM Large Cap	77,393,788	83,284,938
ATM Mid Cap	7,459,135	—
ATM Small Cap	38,770,909	35,531,442
EQ/AllianceBernstein Dynamic Wealth Strategies	—	—
EQ/AllianceBernstein Short-Term Bond	20,959,456	12,608,706
EQ/AllianceBernstein Small Cap Growth	—	—
EQ/AXA Franklin Small Cap Value Core	—	—
EQ/BlackRock Basic Value Equity	—	—
EQ/Boston Advisors Equity Income	—	—
EQ/Calvert Socially Responsible	—	—
EQ/Capital Guardian Research	—	—
EQ/Common Stock Index	—	—
EQ/Core Bond Index	—	—
EQ/Davis New York Venture	—	—
EQ/Equity 500 Index	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Portfolios:	Short Term	Long Term
EQ/Equity Growth PLUS	$—	$—
EQ/Franklin Core Balanced	—	—
EQ/GAMCO Mergers and Acquisitions	—	—
EQ/GAMCO Small Company Value	—	—
EQ/Global Bond PLUS	—	—
EQ/Global Multi-Sector Equity	33,835,430	—
EQ/Intermediate Government Bond Index	—	—
EQ/International Core PLUS	55,965,548	6,740,635
EQ/International Equity Index	—	—
EQ/International Value PLUS	—	—
EQ/JPMorgan Value Opportunities	—	—
EQ/Large Cap Core PLUS	—	—
EQ/Large Cap Growth Index	—	—
EQ/Large Cap Growth PLUS	—	6,381,325
EQ/Large Cap Value Index	—	—
EQ/Large Cap Value PLUS	—	—
EQ/Lord Abbett Large Cap Core	—	—
EQ/MFS International Growth	—	—
EQ/Mid Cap Index	—	—
EQ/Mid Cap Value PLUS	—	—
EQ/Money Market	6,601	—
EQ/Montag & Caldwell Growth	—	—
EQ/Morgan Stanley Mid Cap Growth	—	—
EQ/Mutual Large Cap Equity	2,023,252	8,342,118
EQ/Oppenheimer Global	1,458,346	1,988,015
EQ/PIMCO Ultra Short Bond	—	—
EQ/Quality Bond PLUS	—	—
EQ/Small Company Index	—	—
EQ/T. Rowe Price Growth Stock	—	—
EQ/Templeton Global Equity	14,057,030	—
EQ/UBS Growth and Income	—	—
EQ/Van Kampen Comstock	—	—
EQ/Wells Fargo Omega Growth	—	—

Fees Paid Indirectly:

For all Portfolios, the Board of Trustees has approved the payment of certain Trust expenses using brokerage recapture arrangements. These payments are reflected on the Statements of Operations.

Securities Lending:

For all Portfolios (excluding Allocation Portfolios), the Board of Trustees have approved the lending of portfolio securities, through JPMorgan Chase Bank N.A. (“JPMorgan Chase”), acting as lending agent. By lending investment securities, a Portfolio attempts to increase its net investment income through the return on the investment of cash collateral received on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned (or dividends declared during the term of the loan) would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of a Portfolio’s securities will generally be continuously secured by collateral in cash or high grade debt securities at least equal at

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

all times to the market value of the security loaned. JPMorgan Chase will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan Chase invests the cash collateral on behalf of the Portfolios and retains a portion of the investment return. The net amount earned by lending investment securities is included in the Statements of Operations as securities lending income. None of the Portfolios had any loans outstanding at December 31, 2011.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at year end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments.

Options Written:

Certain Portfolios write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade.

Each of the AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, EQ/AllianceBernstein Short-Term Bond Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio. EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/International Equity Index Portfolio, EQ/International Value PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Index Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Small Company Index Portfolio and EQ/Templeton Global Equity Portfolio used futures contracts during the year ended December 31, 2011. Each Portfolio used futures to allow each Portfolio to increase, decrease or change the level of equity exposure during periods when market volatility increased above specific thresholds set for each Portfolio. Information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

At December 31, 2011, the following Portfolios had entered into exchange-traded long futures contracts as set forth below in the following table. The aggregate market value of investments pledged to cover margin requirements for open positions was approximately $157,619,647. The aggregate cash pledged to cover margin requirements for open positions disclosed in the Statements of Assets and Liabilities is $452,366,784. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

Futures Collateral
At December 31, 2011
Portfolios:	Market Value of Collateral
ATM Large Cap	$35,523,764
ATM Small Cap	379,953

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Futures Collateral
At December 31, 2011
Portfolios:	Market Value of Collateral
EQ/AllianceBernstein Small Cap Growth	$1,335,674
EQ/Common Stock Index	25,936,560
EQ/Equity 500 Index	15,002,520
EQ/Large Cap Growth Index	15,679,840
EQ/Large Cap Value Index	578,988
EQ/Large Cap Value PLUS	58,708,268
EQ/Mid Cap Index	2,054,894
EQ/PIMCO Ultra Short Bond	394,312
EQ/Small Company Index	2,024,874

Certain Portfolios make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

The Portfolios may be exposed to foreign currency risks associated with portfolio investments. During the reporting period, the Portfolios entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. The Portfolios also buy forward foreign currency exchange contracts to gain exposure to currencies. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Portfolios on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

Certain Portfolios purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Market and Credit Risk:

Written options, futures contracts, forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts and over-the-counter options are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

On September 15, 2008, Lehman Brothers Holdings and thereafter certain Lehman affiliates domiciled in the U.S., United Kingdom and elsewhere, filed petitions under various insolvency regimes. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval.

The EQ/Core Bond Index Portfolio had select to be announced (“TBA”) transactions outstanding with Lehman Brothers as counterparty at the time the entity filed for protection. The remaining balances due from, or to Lehman Brothers are included on the Statement of Assets and Liabilities.

The EQ/PIMCO Ultra Short Portfolio had select forward currency transactions outstanding with Lehman Brothers as counterparty at the time the entity filed for protection. The remaining balances due from, or to Lehman Brothers are included in other liabilities on the Statement of Assets and Liabilities of the Portfolio.

Recent Accounting Standard:

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolios’ financial statements and disclosures.

Note 2	Management of the Trust

The Trust has entered into three separate investment management agreements (the “Management Agreements”) with FMG LLC. With the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, and the AXA Strategy Portfolios, the Management Agreements state that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. With respect to the Management Agreements for the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, and the AXA Strategy Portfolios, the Management Agreements provide that the Manager will: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios and Underlying ETFs, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trust of developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. For the

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

year ended December 31, 2011, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Allocation	0.100% of average daily net assets
AXA Ultra Conservative Strategy	0.100% of average daily net assets
AXA Conservative Strategy	0.100% of average daily net assets
AXA Conservative Growth Strategy	0.100% of average daily net assets
AXA Balanced Strategy	0.100% of average daily net assets
AXA Moderate Growth Strategy	0.100% of average daily net assets
AXA Growth Strategy	0.100% of average daily net assets
EQ/Franklin Templeton Allocation	0.050% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $400 Million	Next $400 Million	Thereafter
EQ/GAMCO Small Company Value	0.800%	0.750%	0.700%
EQ/T. Rowe Price Growth Stock	0.800%	0.750%	0.700%

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%
EQ/PIMCO Ultra Short Bond	0.500%	0.475%	0.450%	0.430%	0.420%

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Dynamic Wealth Strategies	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AllianceBernstein Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AXA Franklin Small Cap Value Core	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/BlackRock Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Boston Advisors Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Davis New York Venture	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Franklin Core Balanced	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/GAMCO Mergers and Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Global Multi-Sector Equity	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Lord Abbett Large Cap Core	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/MFS International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Montag & Caldwell Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Morgan Stanley Mid Cap Growth	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Mutual Large Cap Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Oppenheimer Global	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/Templeton Global Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/UBS Growth and Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Van Kampen Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Wells Fargo Omega Growth	0.650%	0.600%	0.575%	0.550%	0.525%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Equity Growth PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/International Core PLUS	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/International Value PLUS	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Large Cap Core PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Growth PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Value PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Mid Cap Value PLUS	0.550%	0.500%	0.475%	0.450%	0.425%

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Thereafter
EQ/Global Bond PLUS	0.550%	0.530%	0.510%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $2 Billion	Thereafter
EQ/AllianceBernstein Short-Term Government Bond	0.450%	0.430%	0.410%
EQ/AllianceBernstein Short-Term Bond	0.450%	0.430%	0.410%

	(as a percentage of average daily net assets)
Portfolios:	First $3 Billion	Next $4 Billion	Thereafter
AXA Tactical Manager 500	0.450%	0.430%	0.410%
AXA Tactical Manager 400	0.450%	0.430%	0.410%
AXA Tactical Manager 2000	0.450%	0.430%	0.410%
AXA Tactical Manager International	0.450%	0.430%	0.410%
ATM International	0.450%	0.430%	0.410%
ATM Large Cap	0.450%	0.430%	0.410%
ATM Mid Cap	0.450%	0.430%	0.410%
ATM Small Cap	0.450%	0.430%	0.410%

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Thereafter
EQ/International ETF	0.400%	0.400%
EQ/Calvert Socially Responsible	0.500%	0.490%
EQ/Common Stock Index	0.350%	0.340%
EQ/Core Bond Index	0.350%	0.340%
EQ/Equity 500 Index	0.250%	0.240%
EQ/International Equity Index	0.400%	0.390%
EQ/Intermediate Government Bond Index	0.350%	0.340%
EQ/Large Cap Growth Index	0.350%	0.340%
EQ/Large Cap Value Index	0.350%	0.340%
EQ/Mid Cap Index	0.350%	0.340%
EQ/Small Company Index	0.250%	0.240%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Prior to October 1, 2011, the Management fee for the following Portfolios were as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Thereafter
EQ/AllianceBernstein Short-Term Government Bond	0.450%	0.430%	0.410%
EQ/AllianceBernstein Short-Term Bond	0.450%	0.430%	0.410%

Prior to September 1, 2011, the Management fee for the following Portfolios were as follows:

Portfolios:	Management Fee
EQ/International ETF	0.400% of average daily net assets
EQ/Calvert Socially Responsible	0.500% of average daily net assets
EQ/Common Stock Index	0.350% of average daily net assets
EQ/Core Bond Index	0.350% of average daily net assets
EQ/Equity 500 Index	0.250% of average daily net assets
EQ/Intermediate Government Bond Index	0.350% of average daily net assets
EQ/International Equity Index	0.400% of average daily net assets
EQ/Large Cap Growth Index	0.350% of average daily net assets
EQ/Large Cap Value Index	0.350% of average daily net assets
EQ/Mid Cap Index	0.350% of average daily net assets
EQ/Small Company Index	0.250% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Thereafter
AXA Tactical Manager 500	0.450%	0.430%	0.410%
AXA Tactical Manager 400	0.450%	0.430%	0.410%
AXA Tactical Manager 2000	0.450%	0.430%	0.410%
AXA Tactical Manager International	0.450%	0.430%	0.410%
ATM International	0.450%	0.430%	0.410%
ATM Large Cap	0.450%	0.430%	0.410%
ATM Mid Cap	0.450%	0.430%	0.410%
ATM Small Cap	0.450%	0.430%	0.410%

Prior to August 1, 2011, the Management fee for the following Portfolio was as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Calvert Socially Responsible	0.650%	0.600%	0.575%	0.550%	0.525%

Prior to February 1, 2011, the Management fee for the following Portfolio was as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/International Value PLUS	0.850%	0.800%	0.775%	0.750%	0.725%

On behalf of the Trust, with the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, and the AXA Strategy Portfolios, the Manager has entered into an investment advisory agreement (“Advisory Agreements”) with each of the Advisers for the Trust’s Portfolios. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios;

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

(ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3	Administrative Fees

FMG LLC serves as Administrator to the Trust. As Administrator, FMG LLC provides the Trust with necessary administrative, fund accounting, and compliance services. FMG LLC may carry its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays FMG LLC an annual fee payable monthly as follows:

Each Multiadviser Portfolio (excluding the Tactical Portfolios) pays an annual fixed charge of $32,500 for each Multiadviser Portfolio and for each portion of the Multiadviser Portfolio for which separate administrative services are provided, (i.e., each adviser in the multi-advised structure) plus:

Total Average Daily Net Asset Charge of the Multiadviser Portfolios (excluding the Tactical Portfolios)

0.15% on the first $20 billion

0.125% on the next $5 billion

0.10% in excess of $25 billion

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and the Tactical Portfolios each pay an annual fixed charge of $32,500 for each Portfolio and for each allocated portion of the Portfolio for which separate administrative services are provided, plus:

Total Average Daily Net Asset Charge of EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, and the Tactical Portfolios

0.15% on the first $20 billion

0.125% on the next $5 billion

0.10% in excess of $25 billion

The All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio and AXA Strategy Portfolios each pay an annual rate of $32,500 per portfolio, plus:

Total Average Daily Net Asset Charge of the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio and AXA Strategy Portfolios

0.15% of the first $15 billion

0.125% of the next $5 billion

0.10% on assets thereafter, to be calculated on a per portfolio basis.

For all other Portfolios:

All other Portfolios each pay an annual fixed charge of $30,000, plus:

Total Trust Average Daily Net Asset Charge for all other Portfolios*

0.12% on the first $3 billion

0.11% on the next $3 billion

0.105% on the next $4 billion

0.10% on the next $20 billion

0.0975% in excess of $30 billion

*With the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, AXA Strategy Portfolios, Tactical Portfolios and the Multiadviser Portfolios.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Prior to October 1, 2011, EQ/AllianceBernstein Short-Term Bond Portfolio paid an annual fixed charge of $32,500 for the Portfolio and for each allocated portion of the Portfolio for which separate administrative services, are provided, plus:

Total Average Daily Net Asset Charge of EQ/AllianceBernstein Short-Term Bond Portfolio

0.15% on the first $20 billion

0.125% on the next $5 billion

0.10% in excess of $25 billion

Prior to September 1, 2011, the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio and AXA Strategy Portfolios each paid an annual fixed charge of $32,500, plus 0.15% of the total average daily net assets for each Portfolio.

Pursuant to a sub-administration arrangement with FMG LLC, JPMorgan Investor Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase an affiliate of the sub-administrator. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan Chase serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan Chase, JPMorgan Chase maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan Chase is also required, upon the order of the Trust, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the Trust. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 5	Concentration of Credit Risk

At December 31, 2011, certain Portfolios maintained significant cash balances or significant foreign currency balances with JPMorgan Chase or its affiliates. The Portfolios are subject to credit risk arising should JPMorgan Chase or its affiliates be unable to fulfill their obligations.

Note 6	Distribution Plans

The Trust has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors”), an indirect wholly-owned subsidiary of AXA Equitable ( the “Distributor”), pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to Class IB shares of the Trust (“Distribution Plan”). The Distribution Plan provides that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IB shares for which it provides service.

Effective January 1, 2012, each Portfolio of the Trust, except EQ/Global Bond PLUS Portfolio has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class IA shares of the Trust (“Distribution Plan”). The Distribution Plan provides that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA shares for which it provides service.

Note 7	Expense Limitation

The Manager has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

companies in which a Portfolio invests and extraordinary expenses) through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of such Portfolios’ Class K Shares (Class IB shares would be 0.25% higher due to the annual fee under the Trust’s Class IB Distribution Plan and, effective January 1, 2012, Class IA shares would also be 0.25% higher due to the annual fee under the Trust’s Class IA Distribution Plan) are limited to:

0.10% of average daily net assets of the

All Asset Allocation Portfolio

0.15% of average daily net assets of the

EQ/Franklin Templeton Allocation Portfolio

0.55% of average daily net assets of the

EQ/International ETF Portfolio

0.65% of average daily net assets of the

EQ/AllianceBernstein Short-Term Bond Portfolio

EQ/AllianceBernstein Short-Term Government Bond Portfolio

0.70% of average daily net assets of the

ATM International Portfolio

ATM Large Cap Portfolio

ATM Mid Cap Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager 400 Portfolio

AXA Tactical Manager 500 Portfolio

AXA Tactical Manager 2000 Portfolio

AXA Tactical Manager International Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

0.72% of average daily net assets of the

EQ/Capital Guardian Research Portfolio

0.75% of average daily net assets of the

EQ/Equity Growth PLUS Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Van Kampen Comstock Portfolio

0.80% of average daily net assets of the

EQ/Boston Advisors Equity Income Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/UBS Growth and Income Portfolio

0.85% of average daily net assets of the

EQ/International Core PLUS Portfolio

EQ/International Value PLUS Portfolio

EQ/Morgan Stanley Mid Cap Growth Portfolio

0.90% of average daily net assets of the

EQ/Calvert Socially Responsible Portfolio

EQ/Wells Fargo Omega Growth Portfolio

0.95% of average daily net assets of the

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

1.05% of average daily net assets of the

EQ/AXA Franklin Small Cap Value Core Portfolio

EQ/Franklin Core Balanced Portfolio

EQ/Mutual Large Cap Equity Portfolio

1.10% of average daily net assets of the

EQ/Oppenheimer Global Portfolio

EQ/Templeton Global Equity Portfolio

Prior to February 1, 2011, the following Portfolio’s expense limitation was as follows:

1.05% of average daily net assets of the

EQ/International Value PLUS Portfolio

The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Class IB Distribution Plan and, effective January 1, 2012, Class IA shares would also be 0.25% higher due to the annual fee under the Trust’s Class IA Distribution Plan) for each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expense, but inclusive of Underlying Portfolios fees and expenses) are limited to:

Portfolios:
AXA Ultra Conservative Strategy Portfolio	0.70%
AXA Conservative Strategy Portfolio	0.70%
AXA Conservative Growth Strategy Portfolio	0.75%
AXA Balanced Strategy Portfolio	0.80%
AXA Moderate Growth Strategy Portfolio	0.85%
AXA Growth Strategy Portfolio	0.85%
EQ/Quality Bond PLUS Portfolio	0.60%

The Manager first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. During the year ended December 31, 2011, the Manager received a total of $2,024,298 in reimbursement for all of the Portfolios within the Trust. At December 31, 2011, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2012	2013	2014	Total Eligible For Reimbursement
All Asset Allocation	$764,929	$690,894	$615,401	$2,071,224
AXA Ultra Conservative Strategy	—	—	55,442	55,442
AXA Conservative Strategy	102,478	196,774	352,155	651,407
AXA Conservative Growth Strategy	105,685	245,317	428,784	779,786
AXA Balanced Strategy	109,332	268,386	475,211	852,929
AXA Moderate Growth Strategy	112,827	270,490	351,088	734,405
AXA Growth Strategy	124,080	289,958	321,578	735,616
EQ/Franklin Templeton Allocation	1,559,251	986,866	985,181	3,531,298
EQ/International ETF	996,480	36,642	—	1,033,122

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Portfolios:	2012	2013	2014	Total Eligible For Reimbursement
AXA Tactical Manager 400	91,534	86,146	30,012	207,692
AXA Tactical Manager International	75,337	92,922	28,472	196,731
EQ/AllianceBernstein Dynamic Wealth Strategies	—	—	90,377	90,377
EQ/Boston Advisors Equity Income	650,669	555,128	567,667	1,773,464
EQ/Calvert Socially Responsible	4,026	—	—	4,026
EQ/Capital Guardian Research	741,349	558,047	539,188	1,838,584
EQ/Equity Growth PLUS	714,365	—	—	714,365
EQ/JPMorgan Value Opportunities	43,086	—	—	43,086
EQ/Lord Abbett Large Cap Core	130,954	103,152	106,933	341,039
EQ/Morgan Stanley Mid Cap Growth	65,195	—	—	65,195
EQ/Oppenheimer Global	66,816	11,495	26,839	105,150
EQ/Quality Bond PLUS	—	680,788	1,189,151	1,869,939
EQ/T.Rowe Price Growth Stock	45,006	—	—	45,006
EQ/UBS Growth and Income	174,725	146,507	171,643	492,875
EQ/Van Kampen Comstock	138,304	132,577	94,020	364,901

During the year ended December 31, 2011, the Manager voluntarily waived $5,061,449 and $2,271,003, respectively, of Investment Management fees for the EQ/Money Market Portfolio and the EQ/Quality Bond PLUS Portfolio. These amounts are not eligible for recoupment.

During the year ended December 31, 2011, the Distributor voluntarily waived $2,365,648 of Distribution fees for the EQ/Money Market Portfolio Class IB shares. This amount is not eligible for recoupment.

Portfolios:	Reimbursement Amount
AXA Tactical Manager 500	$152,905
AXA Tactical Manager 400	15,194
AXA Tactical Manager 2000	53,075
AXA Tactical Manager International	5,139
ATM International	1,713
ATM Large Cap	893,958
ATM Mid Cap	146,866
ATM Small Cap	258,946
EQ/AXA Franklin Small Cap Value Core	37,262
EQ/Equity Growth PLUS	94,442
EQ/Franklin Core Balanced	26,646
EQ/Global Multi-Sector Equity	81,979
EQ/International Core PLUS	2,255
EQ/International Value PLUS	422,035
EQ/Large Cap Core PLUS	41,467
EQ/Large Cap Growth PLUS	104,803
EQ/Mid Cap Value PLUS	49,887
EQ/Mutual Large Cap Equity	54,949
EQ/Templeton Global Equity	27,847

The All Asset Allocation Portfolio invests in shares of other mutual funds (the “Underlying Portfolios”) managed by FMG LLC and exchange traded securities of other investment companies (“Underlying ETFs”). Therefore, the All Asset Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the Underlying ETFs and the investment return of the All Asset Allocation Portfolio is reduced by each Underlying Portfolio’s and each Underlying ETF’s expenses. The range of expenses

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

(as a percentage of average daily net assets) incurred indirectly in connection with the All Asset Allocation Portfolio’s investments in Underlying Portfolios and Underlying ETFs is:

Portfolio:	Range of Expenses
All Asset Allocation	0.55% to 0.80%

Thus, the net expense ratio of the Class IA shares and Class IB shares of the All Asset Allocation Portfolio, including the All Asset Allocation Portfolio’s direct and indirect expenses, would have ranged from:

Portfolio:	Class IA	Class IB
All Asset Allocation	0.65% to 0.90%	0.90% to 1.15%

Absent the Expense Limitation Agreement of the All Asset Allocation Portfolio, the total expense ratio of the Class IA shares and Class IB shares of the All Asset Allocation Portfolio would have ranged from:

Portfolio:	Class IA	Class IB
All Asset Allocation	0.94% to 1.19%	1.19 to 1.44%

The AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio invest in shares of Underlying Portfolios. Therefore, each of the AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each of the AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio are indirectly reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with each of the AXA Strategy Portfolios’ and the EQ/Quality Bond PLUS Portfolio’s investments in Underlying Portfolios is:

Portfolios:	Range of Expenses
AXA Ultra Conservative Strategy	0.35% to 0.60%
AXA Conservative Strategy	0.40% to 0.65%
AXA Conservative Growth Strategy	0.40% to 0.65%
AXA Balanced Strategy	0.45% to 0.70%
AXA Moderate Growth Strategy	0.45% to 0.70%
AXA Growth Strategy	0.50% to 0.75%
EQ/Quality Bond PLUS	0.25% to 0.50%

Thus, the net expense ratio of the Class IA and Class IB shares of each of the AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio, including the AXA Strategy Portfolios’ and the EQ/Quality Bond PLUS Portfolio’s direct and indirect expenses, would be:

Portfolios:	Class IA	Class IB
AXA Ultra Conservative Strategy*	N/A	0.95%
AXA Conservative Strategy*	N/A	0.95%
AXA Conservative Growth Strategy*	N/A	1.00%
AXA Balanced Strategy*	0.80%	1.05%
AXA Moderate Growth Strategy*	N/A	1.10%
AXA Growth Strategy*	0.85%	1.10%
EQ/Quality Bond PLUS*	0.60%	0.85%

*	Expenses limited to an expense cap which is inclusive of the Underlying Portfolios’ fees and expenses.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Absent the Expense Limitation Agreement of the AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio, the total expense ratio of the Class IA and Class IB shares of the AXA Strategy Portfolios and the EQ/Quality Bond PLUS Portfolio would range from:

Portfolios:	Class IA	Class IB
AXA Ultra Conservative Strategy	N/A	127.14% to 127.39%
AXA Conservative Strategy	N/A	0.96% to 1.21%
AXA Conservative Growth Strategy	N/A	0.94% to 1.19%
AXA Balanced Strategy	0.73% to 0.98%	0.98% to 1.23%
AXA Moderate Growth Strategy	N/A	0.97% to 1.22%
AXA Growth Strategy	0.78% to 1.03%	1.03% to 1.28%
EQ/Quality Bond PLUS	0.84% to 1.09%	1.09% to 1.34%

The EQ/Franklin Templeton Allocation Portfolio invests exclusively in shares of Underlying Portfolios managed by FMG LLC. Therefore, the EQ/Franklin Templeton Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of the EQ/Franklin Templeton Allocation Portfolio is reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the EQ/Franklin Templeton Allocation Portfolio’s investments in Underlying Portfolios is:

Portfolio:	Range of Expenses
EQ/Franklin Templeton Allocation	0.75% to 1.00%

Thus, the net expense ratio of the Class IA shares and Class IB shares of the EQ/Franklin Templeton Allocation Portfolio, including the EQ/Franklin Templeton Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolio:	Class IA	Class IB
EQ/Franklin Templeton Allocation	0.90% to 1.15%	1.15% to 1.40%

Absent the Expense Limitation Agreement of the EQ/Franklin Templeton Allocation Portfolio, the total expense ratio of the Class IA shares and Class IB shares of the EQ/Franklin Templeton Allocation Portfolio would range from:

Portfolio:	Class IA	Class IB
EQ/Franklin Templeton Allocation	0.97% to 1.22%	1.22% to 1.47%

Note 8	Percentage of Ownership by Affiliates

At December 31, 2011, AXA Equitable held investments in each of the Portfolios as follows:

Portfolio:	Percentage of Ownership
All Asset Allocation	—	#%
AXA Ultra Conservative Strategy	99.97
AXA Conservative Strategy	0.03
AXA Conservative Growth Strategy	0.02
AXA Balanced Strategy	0.01
AXA Moderate Growth Strategy	—	#
AXA Growth Strategy	0.02
EQ/Franklin Templeton Allocation	0.01
EQ/International ETF	0.69
AXA Tactical Manager 500	0.01
AXA Tactical Manager 400	0.12

1000

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Portfolio:	Percentage of Ownership
AXA Tactical Manager 2000	0.04%
AXA Tactical Manager International	0.03
ATM International	—	#
ATM Large Cap	—	#
ATM Mid Cap	0.02
ATM Small Cap	0.01
EQ/AllianceBernstein Dynamic Wealth Strategies	14.55
EQ/AllianceBernstein Short-Term Bond	—	#
EQ/AllianceBernstein Small Cap Growth	0.01
EQ/AXA Franklin Small Cap Value Core	0.03
EQ/BlackRock Basic Value Equity	0.01
EQ/Boston Advisors Equity Income	0.01
EQ/Calvert Socially Responsible	0.36
EQ/Capital Guardian Research	0.02
EQ/Common Stock Index	0.15
EQ/Core Bond Index	—	#
EQ/Davis New York Venture	0.03
EQ/Equity 500 Index	0.01
EQ/Equity Growth PLUS	0.01
EQ/Franklin Core Balanced	0.03
EQ/GAMCO Mergers and Acquisitions	0.04
EQ/GAMCO Small Company Value	0.01
EQ/Global Bond PLUS	0.01
EQ/Global Multi-Sector Equity	0.01
EQ/Intermediate Government Bond Index	—	#
EQ/International Core PLUS	0.01
EQ/International Equity Index	0.02
EQ/International Value PLUS	0.01
EQ/JPMorgan Value Opportunities	0.04
EQ/Large Cap Core PLUS	0.02
EQ/Large Cap Growth Index	0.01
EQ/Large Cap Growth PLUS	0.01
EQ/Large Cap Value Index	0.57
EQ/Large Cap Value PLUS	0.02
EQ/Lord Abbett Large Cap Core	0.06
EQ/MFS International Growth	0.01
EQ/Mid Cap Index	0.01
EQ/Mid Cap Value PLUS	0.03
EQ/Money Market	0.06
EQ/Montag & Caldwell Growth	—	#
EQ/Morgan Stanley Mid Cap Growth	—	#
EQ/Mutual Large Cap Equity	0.04
EQ/Oppenheimer Global	0.05
EQ/PIMCO Ultra Short Bond	0.01
EQ/Quality Bond PLUS	0.04
EQ/Small Company Index	0.03
EQ/T.Rowe Price Growth Stock	0.02
EQ/Templeton Global Equity	—	#
EQ/UBS Growth and Income	0.02
EQ/Van Kampen Comstock	—	#
EQ/Wells Fargo Omega Growth	0.01

#	Percentage of ownership is less than 0.005%.

1001

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Shares of some of the Portfolios are held by the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, AXA Strategy Portfolios, and the AXA Allocation Portfolios and Target Allocation Portfolios of the AXA Premier VIP Trust, an entity also advised by FMG LLC. The following tables represent the percentage of ownership that the All Asset Allocation Portfolio, the EQ/ Franklin Templeton Allocation Portfolio, each AXA Strategy Portfolio, and each AXA Allocation Portfolio and Target Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2011.

	All Asset Allocation	EQ/Franklin Templeton Allocation
EQ/AllianceBernstein Small Cap Growth	0.59%	—%
EQ/AXA Franklin Small Cap Value Core	0.81	—
EQ/BlackRock Basic Value Equity	0.58	—
EQ/Boston Advisors Equity Income	0.67	—
EQ/Core Bond Index	0.01	—
EQ/Davis New York Venture	2.79	—
EQ/Equity Growth PLUS	0.27	—
EQ/Franklin Core Balanced	—	40.64
EQ/GAMCO Mergers & Acquisitions	4.16	—
EQ/GAMCO Small Company Value	0.75	—
EQ/Global Bond PLUS	0.95	—
EQ/Global Multi-Sector Equity	0.51	—
EQ/Intermediate Government Bond Index	0.04	—
EQ/International Core PLUS	1.20	—
EQ/International Value Plus	0.20	—
EQ/Large Cap Core PLUS	1.96	—
EQ/Large Cap Growth PLUS	0.58	—
EQ/Large Cap Value PLUS	0.09	—
EQ/MFS International Growth	0.66	—
EQ/Mutual Large Cap Equity	—	65.62
EQ/PIMCO Ultra Short Bond	0.22	—
EQ/Small Company Index	0.07	—
EQ/Templeton Global Equity	—	64.44
Multimanager Core Bond	0.22	—
Multimanager International Equity	0.30	—
Multimanager Large Cap Core Equity	0.65	—
Multimanager Large Cap Value	0.32	—
Multimanager Mid Cap Growth	0.42	—
Multimanager Mid Cap Value	0.60	—
Multimanager Small Cap Growth	0.64	—
Multimanager Small Cap Value	0.13	—

	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Ultra Conservative Strategy		AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy
AXA Tactical Manager 500	2.21%	6.78%	—	#%	16.50%	49.65%	18.67%
AXA Tactical Manager 400	2.20	5.87	—	#	12.67	34.23	12.95
AXA Tactical Manager 2000	2.09	6.20	—	#	15.70	47.81	18.11
AXA Tactical Manager International	1.95	5.97	—	#	14.62	43.42	16.60
EQ/AllianceBernstein Short-Term Bond	6.01	6.63	—		10.78	21.99	5.46

1002

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Ultra Conservative Strategy		AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy
EQ/Core Bond Index	1.83%	2.04%	—%		3.33%	6.70%	1.70%
EQ/Intermediate Government Bond Index	1.87	2.09	—	#	3.37	6.60	1.47

#	Percentage shown is less than 0.005%.

	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/International ETF	1.32%	3.75%	26.17%	40.52%	11.82%
ATM International	1.91	4.09	32.32	46.40	15.28
ATM Large Cap	3.55	5.20	29.92	44.48	16.86
ATM Mid Cap	2.78	4.49	24.27	49.90	18.53
ATM Small Cap	0.72	3.67	28.39	49.14	18.07
EQ/AllianceBernstein Small Cap Growth	0.23	0.89	8.99	17.44	5.50
EQ/AXA Franklin Small Cap Value Core	—	1.67	17.91	26.37	11.48
EQ/BlackRock Basic Value Equity	1.12	1.78	8.41	11.21	3.25
EQ/Boston Advisors Equity Income	2.44	3.96	20.52	25.71	5.94
EQ/Core Bond Index	10.00	5.87	23.82	19.85	1.98
EQ/Davis New York Venture	0.22	0.17	1.27	1.11	—
EQ/GAMCO Small Company Value	0.36	0.81	6.07	6.26	4.03
EQ/Global Bond PLUS	7.69	5.33	22.58	—	—
EQ/Global Multi-Sector Equity	0.47	1.27	8.50	10.39	3.12
EQ/Intermediate Government Bond Index	9.25	6.56	29.87	16.28	1.14
EQ/International Core PLUS	0.58	1.02	8.81	12.60	3.23
EQ/International Equity Index	0.23	0.43	3.45	7.26	3.08
EQ/International Value Plus	0.28	0.69	5.51	9.85	5.75
EQ/Large Cap Core PLUS	2.71	3.96	21.57	29.33	11.37
EQ/Large Cap Growth Index	1.43	2.14	11.29	20.83	9.69
EQ/Large Cap Growth PLUS	2.13	2.81	17.36	22.23	7.54
EQ/Large Cap Value PLUS	0.62	0.97	6.77	11.42	5.91
EQ/MFS International Growth	0.87	2.50	18.22	24.16	9.94
EQ/Mid Cap Index	—	0.28	0.85	0.85	0.42
EQ/PIMCO Ultra Short Bond	8.25	5.72	25.58	16.47	1.58
EQ/Small Company Index	—	0.46	2.68	2.09	0.66

	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/International ETF	3.70%	5.20%	3.82%	2.17%
EQ/Core Bond Index	0.15	0.10	0.04	0.01
EQ/Equity 500 Index	0.55	1.00	0.79	0.48
EQ/Global Bond PLUS	0.59	0.48	0.16	—
EQ/Global Multi-Sector Equity	0.50	0.70	0.49	0.28
EQ/PIMCO Ultra Short Bond	0.15	0.12	0.04	—
EQ/Small Company Index	0.28	0.65	0.55	0.32

1003

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Note 9	Substitution, Reorganization and In-Kind Transactions

The Portfolio below paid a redemption in-kind transfer of securities to affiliated portfolios in exchange for Class IA shares of the Portfolio. The tax treatment of the redemption in-kind transfer is different from the book treatment. For tax purposes, the tax basis gain/loss is not recognized, which gives rise to a permanent book to tax difference, which is reclassified to paid-in-capital. The related market value of these securities, which is excluded from the Portfolio’s portfolio turnover and net proceeds of sales and redemptions, and the associated gain (loss) for the transaction was as follows:

Portfolio:	Date	Market Value	Realized Gain/(Loss)	Unrealized Gain/(Loss)
EQ/Quality Bond PLUS	October 8, 2010	$2,161,352,503	$155,375,222	$—

After the close of business on October 25, 2010, EQ/Quality Bond PLUS Portfolio contributed securities in-kind to the EQ/AllianceBernstein Short-Term Bond Portfolio in exchange for Class IA shares of the EQ/AllianceBernstein Short-Term Bond Portfolio. At a meeting held on December 7-8, 2010, the Board of Trustees ratified the transfer in-kind. For accounting purposes, the contribution of securities from EQ/Quality Bond PLUS Portfolio to EQ/AllianceBernstein Short-Term Bond Portfolio in exchange for shares of the EQ/AllianceBernstein Short-Term Bond Portfolio is accounted for as a non-monetary exchange. The transfer of securities was accomplished by a tax-free exchange resulting in the EQ/AllianceBernstein Short-Term Bond Portfolio issuing 66,291,688 Class IA shares for securities with a market value of $659,974,021 and identified cost of $615,992,290 at October 25, 2010. For financial reporting purposes, the securities received by EQ/AllianceBernstein Short-Term Bond Portfolio and the shares of EQ/AllianceBernstein Short-Term Bond Portfolio issued to EQ/Quality Bond PLUS Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Quality Bond PLUS Portfolio was carried forward to EQ/AllianceBernstein Short-Term Bond Portfolio and the shares of EQ/AllianceBernstein Short-Term Bond Portfolio issued to EQ/Quality Bond PLUS Portfolio maintained the cost basis of the contributed securities.

After the close of business May 20, 2011, EQ/Large Cap Growth PLUS Portfolio acquired the net assets of the EQ/Capital Guardian Growth Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on April 20, 2011. For accounting purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Large Cap Growth PLUS Portfolio issuing 87,000 Class IA shares and 21,272,958 Class IB shares (valued at $1,560,495 and $373,711,126, respectively) in exchange for 113,086 Class IA shares and 26,966,824 Class IB shares of the EQ/Capital Guardian Growth Portfolio. The securities held by EQ/Capital Guardian Growth Portfolio, with a fair value of $375,595,351 and identified cost of $356,588,302 at May 20, 2011, were the principal assets acquired by EQ/Large Cap Growth PLUS Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Large Cap Growth PLUS Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Capital Guardian Growth Portfolio was carried forward to align ongoing reporting of EQ/Large Cap Growth PLUS Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Capital Guardian Growth Portfolio’s net assets at the merger date of $375,271,621, including $19,007,049 of unrealized appreciation, were combined with those of EQ/Large Cap Growth PLUS Portfolio. Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of EQ/Large Cap Growth PLUS Portfolio, pro forma results of operations for the year ended December 31, 2011 would include net investment income of $11,545,797, and net loss on investments of $77,382,058, resulting in an decrease in net assets from operations of $65,836,261. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Capital Guardian Growth Portfolio that have been included in EQ/Large Cap Growth PLUS Portfolio’s statement of operations since the merger date, May, 20, 2011. Prior to the combination, the net assets of the EQ/Large Cap Growth PLUS Portfolio totaled $1,836,868,652. Immediately after the combination, the net assets of the EQ/Large Cap Growth PLUS Portfolio totaled $2,212,140,273.

1004

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

After the close of business May 20, 2011, EQ/Large Cap Value Index Portfolio acquired the net assets of the EQ/Lord Abbett Growth & Income Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on April 20, 2011. For accounting purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Large Cap Value Index Portfolio issuing 5,273,823 Class IA shares and 35,875,836 Class IB shares (valued at $29,679,721 and $201,129,450, respectively) in exchange for 2,784,566 Class IA shares and 18,821,483 Class IB shares of the EQ/Lord Abbett Growth & Income Portfolio. The securities held by EQ/Lord Abbett Growth & Income Portfolio, with a fair value of $230,631,127 and identified cost of $216,571,530 at May 20, 2011, were the principal assets acquired by EQ/Large Cap Value Index Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Large Cap Value Index Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Lord Abbett Growth & Income Portfolio was carried forward to align ongoing reporting of EQ/Large Cap Value Index Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Lord Abbett Growth & Income Portfolio’s net assets at the merger date of $230,809,171, including $14,059,597 of unrealized appreciation, were combined with those of EQ/Large Cap Value Index Portfolio. Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of EQ/Large Cap Value Index Portfolio, pro forma results of operations for the year ended December 31, 2011 would include net investment income of $5,087,053, and net loss on investments of $13,535,685, resulting in an decrease in net assets from operations of $8,448,632. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Lord Abbett Growth & Income Portfolio that have been included in EQ/Large Cap Value Index Portfolio’s statement of operations since the merger date, May 20, 2011. Prior to the combination, the net assets of the EQ/Large Cap Value Index Portfolio totaled $152,064,677. Immediately after the combination, the net assets of the EQ/Large Cap Value Index Portfolio totaled $382,873,848.

Note 10	Subsequent Events

At a meeting held on February 13, 2012, the Board of Trustees approved the following name change to be effective May 1, 2012:

Current Name	New Name
All Asset Allocation Portfolio	All Asset Growth-Alt 20 Portfolio

At a meeting held on February 13, 2012, the Board of Trustees approved investment objective changes for the Portfolios listed below. The investment objective changes take effect on May 1, 2012.

Portfolio	New Investment Objective
EQ/AXA Franklin Small Cap Value Core	Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
EQ/Equity Growth PLUS	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
EQ/Franklin Core Balanced	Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.

1005

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Portfolio	New Investment Objective
EQ/Global Multi-Sector Equity	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
EQ/International Core PLUS	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
EQ/International Value PLUS	Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
EQ/Large Cap Core PLUS Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
EQ/Large Cap Growth PLUS	Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
EQ/Large Cap Value PLUS	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
EQ/Mid Cap Value PLUS	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
EQ/Mutual Large Cap Equity	Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
EQ/Templeton Global Equity	Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
AXA Tactical Manager 500	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the Standard & Poor’s 500 Composite Stock Price Index.

1006

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Portfolio	New Investment Objective
ATM Large Cap	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the Standard & Poor’s 500 Composite Stock Price Index.
AXA Tactical Manager 400	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the Standard & Poor’s Mid Cap 400 Index.
ATM Mid Cap	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the Standard & Poor’s Mid Cap 400 Index.
AXA Tactical Manager 2000	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000 Index.
ATM Small Cap	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000 Index.
AXA Tactical Manager International	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International EAFE Index, S&P/ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

1007

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Portfolio	New Investment Objective
ATM International	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International EAFE Index, S&P/ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

At a meeting held on February 13, 2012, the Board of Trustees approved the following additional benchmarks for the Portfolios listed below. The Board of Trustees approved the use of such benchmarks in the Annual Report to Shareholders for the period ended December 31, 2011 and in the Trust’s Prospectus to be dated May 1, 2012.

Portfolio	Additional Benchmark
EQ/AXA Franklin Small Cap Value Core	Volatility Managed Index – Small Cap Value
EQ/Equity Growth PLUS	Volatility Managed Index – Large Cap Growth
EQ/Franklin Core Balanced	50% Volatility Managed Index – Large Cap Core/50% Barclays Capital Intermediate U.S. Government/Credit Index
EQ/Global Multi-Sector Equity	Volatility Managed Index – Global Blend Volatility Managed Index – Global Proxy Blend 40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index
EQ/International Core PLUS	Volatility Managed Index – International Volatility Managed Index – International Proxy 40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index
EQ/International Value PLUS	Volatility Managed Index – International Volatility Managed Index – International Proxy
EQ/Large Cap Core PLUS Portfolio	Volatility Managed Index – Large Cap Core
EQ/Large Cap Growth PLUS	Volatility Managed Index – Large Cap Growth
EQ/Large Cap Value PLUS	Volatility Managed Index – Large Cap Value
EQ/Mid Cap Value PLUS	Volatility Managed Index – Mid Cap Value
EQ/Mutual Large Cap Equity	Volatility Managed Index – Large Cap Core
EQ/Templeton Global Equity	Volatility Managed Index – Global Blend Volatility Managed Index – Global Proxy Blend 40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index
AXA Tactical Manager 500 Portfolio	Volatility Managed Index – Large Cap Core
AXA Tactical Manager 400 Portfolio	Volatility Managed Index – Mid Cap Core

1008

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Portfolio	Additional Benchmark
AXA Tactical Manager 2000 Portfolio	Volatility Managed Index – Small Cap Core
AXA Tactical Manager International	Volatility Managed Index – International Volatility Managed Index – International Proxy 40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index

Note 11	Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC. The lawsuit was filed derivatively on behalf of eight funds: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Intermediate Government Bond Index; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; and EQ/GAMCO Small Company Value Portfolio. The lawsuit sought recovery under Section 36(b) of the 1940 Act for alleged excessive fees paid to AXA Equitable and the Manager (the “Dependants”) for investment management services. The Plaintiff sought recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses, and reserves the right to seek punitive damages where applicable. In October 2011, the Defendants filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an amended complaint asserting a claim under Section 36(b) and new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged unreasonable management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. In the amended complaint, the Plaintiff seeks recovery of the alleged overpayments, rescission of’ the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witness, and reserves the right to seek punitive damages where applicable. The Defendants filed a motion to dismiss the amended complaint in December 2011.

No liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios. The Portfolios are not party to the suit.

On June 2, 2011, certain holders of notes issued by Tribune Company filed a complaint in Massachusetts federal court against EQ Advisors Trust and several other defendants, seeking to recover payments made to Tribune shareholders in connection with the 2007 leveraged buyout of Tribune. The following Portfolios received Tribune payments in connection with the 2007 leveraged buy out:

EQ/Common Stock Index Portfolio	$18,360
EQ/Equity 500 Index Portfolio	1,740,800
EQ/GAMCO Mergers and Acquisitions Portfolio	1,122,000
EQ/Mid Cap Value Plus Portfolio	2,992,000
EQ/Large Cap Core Plus Portfolio	64,600
EQ/Small Company Index Portfolio	61,200

The Plaintiffs allege that the payments made to Tribune shareholders violated various state laws prohibiting fraudulent transfers. The outcome of the proceedings cannot be predicted at this time. The complaints allege no misconduct by any of the Portfolios listed above, or any member of the defendant class.

1009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting EQ Advisors Trust (as listed in Note 1 to the financial statements and collectively referred to as the “Trust”) at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agents, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2012

1010

EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2011 (UNAUDITED)

At a meeting held on July 12-13, 2011, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved the renewal of the Investment Management Agreements with AXA Funds Management Group, LLC (“AXA FMG” or the “Manager”) (the “Management Agreements”) and the Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (an “Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)*

AXA Balanced Strategy

AXA Growth Strategy

AXA Conservative Growth Strategy

AXA Conservative Strategy

AXA Moderate Growth Strategy (collectively, the “Strategic Allocation Portfolios”)

All Asset Allocation

EQ/Franklin Templeton Allocation

EQ/International ETF

Management Agreement with AXA FMG

AXA Tactical Manager 500

AXA Tactical Manager 400

AXA Tactical Manager 2000

AXA Tactical Manager International (collectively, the “AXA Tactical Manager Portfolios-I”)

ATM Large Cap

ATM Mid Cap

ATM Small Cap

ATM International
(collectively, the “AXA Tactical Manager Portfolios-II,” and together with the AXA Tactical Manager Portfolios-I, the “AXA Tactical Manager Portfolios”)

Management Agreement with AXA FMG Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”) Advisory Agreement with BlackRock Investment Management LLC (“BlackRock”)

EQ/AllianceBernstein Small Cap Growth

EQ/Common Stock Index

EQ/Equity 500 Index

EQ/International Equity Index

EQ/Large Cap Growth Index

EQ/Large Cap Value PLUS

EQ/Small Company Index

EQ/Quality Bond PLUS

Management Agreement with AXA FMG Advisory Agreement with AllianceBernstein

EQ/AXA Franklin Small Cap Value Core	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisory Services, LLC

EQ/BlackRock Basic Value Equity	Management Agreement with AXA FMG Advisory Agreement with BlackRock

EQ/Boston Advisors Equity Income	Management Agreement with AXA FMG Advisory Agreement with Boston Advisors LLC

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)*
EQ/Calvert Socially Responsible	Management Agreement with AXA FMG Advisory Agreement with Calvert Investment Management, Inc.

EQ/Capital Guardian Research	Management Agreement with AXA FMG Advisory Agreement with Capital Guardian Trust Company

EQ/Core Bond Index EQ/Intermediate Government Bond Index EQ/Large Cap Value Index EQ/Mid Cap Index	Management Agreement with AXA FMG Advisory Agreement with SSgA Funds Management, Inc.

EQ/Davis New York Venture	Management Agreement with AXA FMG Advisory Agreement with Davis Selected Advisers, L.P.

EQ/Equity Growth PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Capital Management, Inc. Advisory Agreement with BlackRock

EQ/Franklin Core Balanced	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisers, Inc.

EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	Management Agreement with AXA FMG Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Global Bond PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Wells Capital Management Inc. and First International Advisors

EQ/Global Multi-Sector Equity	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Morgan Stanley Investment Management, LLC

EQ/International Core PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Wentworth, Hauser & Violich, Inc. and Hirayama Investments, LLC

EQ/International Value PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Northern Cross, LLC

EQ/JPMorgan Value Opportunities	Management Agreement with AXA FMG Advisory Agreement with J.P. Morgan Investment Management Inc.

EQ/Large Cap Core PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Institutional Capital LLC

EQ/Large Cap Growth PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Marsico Capital Management, LLC

EQ/Lord Abbett Large Cap Core	Management Agreement with AXA FMG Advisory Agreement with Lord, Abbett & Co. LLC

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)*
EQ/MFS International Growth	Management Agreement with AXA FMG Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management)

EQ/Mid Cap Value PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Wellington Management Company, LLP

EQ/Money Market	Management Agreement with AXA FMG Advisory Agreement with The Dreyfus Corporation

EQ/Montag & Caldwell Growth	Management Agreement with AXA FMG Advisory Agreement with Montag & Caldwell, Inc.

EQ/Morgan Stanley Mid Cap Growth	Management Agreement with AXA FMG Advisory Agreement with Morgan Stanley Investment Management, LLC

EQ/Mutual Large Cap Equity	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Franklin Mutual Advisers, LLC

EQ/Oppenheimer Global	Management Agreement with AXA FMG Advisory Agreement with OppenheimerFunds, Inc.

EQ/PIMCO Ultra Short Bond	Management Agreement with AXA FMG Advisory Agreement with Pacific Investment Management Company

EQ/Templeton Global Equity	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Templeton Investment Counsel LLC

EQ/T. Rowe Price Growth Stock	Management Agreement with AXA FMG Advisory Agreement with T. Rowe Price Associates, Inc.

EQ/UBS Growth and Income	Management Agreement with AXA FMG Advisory Agreement with UBS Global Asset Management (Americas) Inc.

EQ/Van Kampen Comstock	Management Agreement with AXA FMG Advisory Agreement with Invesco Advisers, Inc.

EQ/Wells Fargo Omega Growth	Management Agreement with AXA FMG Advisory Agreement with Wells Capital Management Inc.

In reaching its decision to renew each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the affected Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services provided to the Portfolio by the Manager, each Adviser and their respective affiliates; (2) the performance of the Portfolio (and, where applicable, each portion of the Portfolio advised by a different Adviser) as compared to a peer group and/or an appropriate benchmark; (3) the level of the Portfolio’s management and sub-advisory fees and expense ratios; (4) the costs of the services provided and profits realized by the Manager and its affiliates from their relationship with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses; and (6) the “fall out” benefits to be realized by the Manager, each Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, each Adviser and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

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In connection with its deliberations, the Board took into account information furnished throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Manager, the Advisers and their respective affiliates. Information furnished specifically in connection with the renewal process included a report for each Portfolio prepared by Lipper, Inc. (“Lipper”), an independent organization, as well as additional material prepared by management regarding each Portfolio. The Lipper reports compared each Portfolio’s expenses with those of other mutual funds deemed comparable to the Portfolio as selected by Lipper. The information prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees, advisory fees, expense ratios, expense limitation arrangements, investment performance (including performance information prepared by Lipper) and profitability information, including information regarding the profitability of the Manager’s operations with respect to the Trust overall, as well as on an individual Portfolio-by-Portfolio basis. In addition, the Manager and each Adviser provided separate materials describing the services provided, fees charged, the investment performance of each Portfolio and other matters.

The Independent Trustees met in advance of the meeting at which the Agreements were renewed, and in executive sessions during the meeting to review the information provided. Management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. The Independent Trustees additionally reviewed information and met during the year to discuss information relevant to the contract renewal considerations.

While the Agreements for all of the Portfolios were considered at the same Board meeting, the Board dealt with each Portfolio separately. In approving the renewal of the relevant Agreements with respect to each Portfolio, the Board, including the Independent Trustees, determined that the management fee and (where applicable) advisory fee was fair and reasonable and that renewal of each Agreement was in the best interests of each Portfolio and its shareholders. While attention was given to all information furnished, the following discusses some of the primary factors relevant to the Board’s decision.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services provided by the Manager and the Advisers and, where applicable, their respective affiliates to the Portfolios. In addition to the investment performance and expense information discussed later, the Board considered the responsibilities of the Manager and each Adviser to each Portfolio and the Manager’s and each Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) it advises. With respect to the Manager, the Board considered that the Manager is responsible for, among other things, the search, selection and monitoring of the Advisers, oversight of the selection of investments for the Portfolios (or portions thereof) sub-advised by Advisers, the selection of investments for the Portfolios (or portions thereof) that it manages directly, oversight of compliance with the Portfolios’ investment objectives and policies, as well as oversight of the Portfolios’ compliance with applicable law, review of brokerage matters and implementation of Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring Advisers and its process for making investment decisions for the Portfolios (or portions thereof) that it manages directly as well as the backgrounds of the personnel who perform those functions with respect to the Portfolios.

With respect to the Advisers, the Board considered that each Adviser is responsible for making investment decisions for the Portfolio(s) (or portion(s) thereof) it advises, subject to the oversight of the Manager, placing all orders for the purchase and sale of investments for each of the Portfolio(s) (or portion(s) thereof) it advises with brokers or dealers and performing related trading functions. The Board also reviewed information regarding each Adviser’s investment process, the background of each portfolio manager of each Adviser who provides services to the Portfolios, and the general method of compensation for the portfolio managers.

The Board’s opinion regarding the nature, quality and extent of overall services also was based, in part, upon periodic reports furnished to the Board regarding the services provided by the Manager and the Advisers, including

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reports showing, among other things, that the Manager and the Advisers had consistently complied with the investment policies and restrictions for each Portfolio. The Board also noted the extent of the benefits provided by the Manager’s family of funds, including the wide range of Portfolios, Advisers and investment styles offered through the fund family. In addition, the Board considered, among other factors, the Manager’s and each Adviser’s best execution trading policies, including a report by an independent portfolio trading analytical firm. The Board also took into account the quality of the administrative, investor servicing and distribution services provided to the Portfolios by the Manager and its affiliates. The Board also considered the overall performance of, and actions taken by, the Manager and the Advisers in response to recent market events, including actions taken in response to increased market volatility. Based on its review, the Board determined that the nature, quality and extent of the overall services provided by the Manager and each Adviser were appropriate for the Portfolios in light of their investment objectives and, thus, supported a decision to approve the Agreements.

Performance. As discussed further below, the Board also received and reviewed information regarding the short-, intermediate- and long-term performance of each Portfolio over multiple periods, which generally included annual total returns, average annual total returns and rolling period total returns, on both an absolute basis and relative to an appropriate benchmark and/or peer group(s) provided by Lipper (with the first quartile being the best performers of the peer group and the fourth quartile being the worst performers of the peer group). In general, the Board considered long-term performance to be more important in its evaluation than short-term performance. For Portfolios that had undergone a change of Advisers or investment policies, the Board also generally considered important the performance of the Portfolio since the date of any such change. In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio managed by multiple Advisers and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board took into consideration that the Lipper quartile information reflected the investment performance of each Portfolio’s Class IA shares, except with respect to the All Asset Allocation, EQ/GAMCO Mergers and Acquisition, EQ/GAMCO Small Company Value, EQ/International Growth, Strategic Allocation and EQ/UBS Growth and Income Portfolios, for which the Lipper performance of each Portfolio’s Class IB shares was provided.

Fund-of-Funds Portfolios

For the All Asset Allocation, EQ/Franklin Templeton Allocation, EQ/International ETF and Strategic Allocation Portfolios, the Board considered, among other things, the performance results and other information described below. The Board and the Manager discussed the performance of each Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve that Portfolio’s overall performance. Where applicable, the Board also considered steps that the Manager had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio after the date of these changes.

All Asset Allocation Portfolio. The Board considered that, although the Portfolio had underperformed its benchmark for the ten-year period ended May 31, 2011, the Portfolio had outperformed its benchmark for the one-, three-, and five-year periods ended on that date. The Board also considered that the Portfolio’s performance was in the third and fourth quartiles relative to its Lipper peer group for the five- and ten-year periods, respectively, ended May 31, 2011, but that the Portfolio’s performance relative to its peer group was favorable for the one-and three-year periods ended on that date and ranked in the second quartile.

EQ/Franklin Templeton Allocation Portfolio. The Board noted that the Portfolio had a relatively short operating history on which to evaluate performance. The Board also considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the three-year period ended May 31, 2011, and that the Portfolio had underperformed its benchmark for the one and three-year periods ended on that date. The Board also noted, however, that the Portfolio’s performance relative to its peer group had shown improvement recently and ranked in the second quartile for the one-year period ended on May 31, 2011.

EQ/International ETF Portfolio. The Board noted that the Portfolio had a relatively short operating history on which to evaluate performance. The Board also considered that the Portfolio’s performance ranked in the third and fourth quartiles, respectively, relative to its Lipper peer group for the one- and three-year periods ended May 31, 2011, and that the Portfolio had underperformed its benchmark for the three-year and since inception periods ended

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May 31, 2011. The Board noted, however, that the Portfolio’s performance relative to its benchmark had shown recent improvement, with the Portfolio outperforming its benchmark for the one-year period ended May 31, 2011.

Strategic Allocation Portfolios. In reviewing the Strategic Allocation Portfolios, the Board considered that the Portfolios had commenced operations on April 30, 2009 and therefore had a short operating history on which to evaluate their performance. The Board noted, however, that the performance of each Portfolio was in the third or fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2011. The Board also noted that each of these Portfolios had underperformed its benchmark for the one-year and since inception periods ended May 31, 2011, but that the volatility of the Portfolios relative to the benchmark was lower.

AXA Tactical Manager Portfolios

The Board considered that the AXA Tactical Manager Portfolios-I had commenced operations on May 27, 2009 and that the AXA Tactical Manager Portfolios-II had commenced operations on August 28, 2009, and determined that these Portfolios’ short operating history provided a limited basis on which to evaluate each Portfolio’s performance. The Board noted, however, that the performance of each Portfolio was generally in the third or fourth quartile relative to its Lipper peer group for the periods for which performance data was presented and generally underperformed its benchmark for the one-year and since inception periods ended May 31, 2011. The Board and the Manager discussed the performance of each Portfolio in detail and the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve that Portfolio’s performance. The Board considered the Manager’s explanation that these Portfolios were designed to reduce the volatility associated with investing in equity securities and to produce favorable risk adjusted returns over extended market cycles, and that the volatility of the Portfolios relative to their respective benchmarks had been lower.

Index Portfolios

The Board considered each index Portfolio’s performance in the context of its investment objective to seek to achieve a total return before fees and expenses that approximates the total return performance of a broad-based securities index. The Board noted that certain of these Portfolios had implemented indexing strategies relatively recently and, therefore, in these cases the Board focused on the performance results of the Portfolios since the date of implementation. The Board also noted that the investment performance of the Portfolios was expected to vary from that of the Portfolios’ respective benchmarks (and generally was expected to be lower than that of the benchmarks) due to fees, transaction costs, and valuation, which apply to the Portfolios, but not to their benchmarks. Among other information, the Board also considered the following with respect to the performance of each index Portfolio as compared to its Lipper peer group:

EQ/Common Stock Index Portfolio. The Board considered that the Portfolio had implemented an index strategy in December 2008 and that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2011.

EQ/Core Bond Index and EQ/Intermediate Government Bond Index Portfolios. The Board considered that the Portfolios had implemented indexing strategies in January 2009 and that each Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2011. The Board also considered the Manager’s explanation that the difference in the performance results between first quartile and fourth quartile funds in each peer group generally was small given the current interest rate environment.

EQ/Equity 500 Index Portfolio. The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the three-year period ended May 31, 2011 and the fourth quartile for the one-, five- and ten-year periods ended on that date.

EQ/International Equity Index Portfolio. The Board considered that the Portfolio had implemented an index strategy in 2010 and that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2011.

EQ/Large Cap Growth Index, EQ/Large Cap Value Index and EQ/Mid Cap Index Portfolios. The Board considered that each of these Portfolios had implemented an index strategy in December 2008, that the EQ/Large Cap Value Index Portfolio’s and the EQ/Mid Cap Index Portfolio’s performance was in the second quartile for the one-year period ended on May 31, 2011, and that the EQ/Large Cap Growth Index Portfolio’s performance was in the first quartile for the one-year period ended on that date.

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EQ/Small Company Index Portfolio. The Board considered that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the one-, three-,five- and ten-year periods ended May 31, 2011.

The Board and the Manager discussed the performance of each Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and efforts to improve that Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and Adviser had taken to address a Portfolio’s performance, including any changes to the Adviser or portfolio managers advising a Portfolio, and the performance results of the Portfolio since the date of such changes.

PLUS Portfolios

With respect to the performance of each PLUS Portfolio, the Board considered that these Portfolios follow an investment strategy under which each Portfolio’s assets normally are allocated among three investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of the Portfolio is actively managed by an Adviser, one portion of the Portfolio seeks to track the performance of a particular index, and one portion of the Portfolio has the ability to invest in exchange-traded funds. The Board also considered that certain of these Portfolios had added the PLUS strategy relatively recently and noted this fact in its review of these Portfolios’ performance. The Board also considered that the Manager had added the PLUS strategy for the Portfolios identified below to enhance the performance of the Portfolios and reduce volatility. The Board evaluated the performance of each PLUS Portfolio in this context and considered the performance results described below and other performance information, including performance information for rolling periods and cumulative performance:

EQ/Equity Growth PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2009. The Board also considered that, although the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2011 and that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2011, the Portfolio had favorable performance compared to its peers since the strategy change was implemented, with the Portfolio placing in the first quartile for the one-year period ended May 31, 2011.

EQ/Global Bond PLUS Portfolio. The Board noted that the Portfolio had a relatively short operating history on which to evaluate performance and that the Portfolio had added the PLUS strategy in May 2009. The Board also considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2011, and that the Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2011.

EQ/International Core PLUS Portfolio. The Board considered that, although the Portfolio’s performance ranked in the third quartile relative to its Lipper peer group for the five- and ten-year periods ended May 31, 2011 and the fourth quartile for the three-year period ended on that date, the Portfolio’s performance relative to its peer group had improved more recently and ranked in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the three- and ten-year periods ended May 31, 2011, but that it had outperformed its benchmark for the one- and five-year periods ended on that date.

EQ/International Value PLUS Portfolio. The Board considered that the Portfolio had implemented the PLUS strategy in February 2011 and that the Portfolio had a very short operating history with the enhanced strategy on which to evaluate performance. The Board considered, however, that the Portfolio’s performance ranked in the third quartile relative to its Lipper peer group for the one-, five- and ten-year periods ended May 31, 2011 and in the second quartile for the three-year period ended on that date. The Board also considered that although the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2011, its performance was only slightly below that of the benchmark for the one- and three-year periods ended on that date.

EQ/Large Cap Core PLUS Portfolio. The Board considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended on May 31, 2011. The Board also considered, however, that, although the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the five- and ten-year periods ended May 31, 2011, the Portfolio had performed favorably compared to its peers for the one- and three-year periods ended on that date, with the Portfolio placing in the second quartile relative to its peers.

EQ/Large Cap Growth PLUS Portfolio. The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one- and ten-year periods ended May 31, 2011 and

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underperformed its benchmark index for the one-, three-, five- and ten-year periods ended on that date, but that the Portfolio had favorable performance compared to its Lipper peer group for the three- and five-year periods ended on that date, with the Portfolio placing in the second quartile relative to its peers.

EQ/Large Cap Value PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2011. The Board also considered that the Portfolio’s performance ranked in the fourth quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2011, and in the third quartile for the one- and ten-year periods. The Board further considered, however, that the Portfolio’s performance relative to its peer group had improved recently and ranked in the second quartile for the year-to-date period ended May 31, 2011.

EQ/Mid Cap Value PLUS Portfolio. The Board considered that the Portfolio’s performance ranked in the third or fourth quartile relative to its Lipper peer group for the one-, five- and ten-year periods ended May 31, 2011, but was in the second quartile for the three-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2011, but that its performance for the one- and three-year periods was only slightly below that of the benchmark.

EQ/Quality Bond PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board also considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2011 and that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten- year periods ended on that date.

The Board and the Manager discussed the performance of each Portfolio and each allocated portion thereof in detail. The Board and the Manager also discussed the reasons for any Portfolio’s or allocated portion’s underperformance for relevant periods relative to its peer group and/or benchmark and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and Advisers had taken to address a Portfolio’s or allocated portion’s performance, including any changes or additions to the Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes.

PACTIVE Portfolios

With respect to the performance of each PACTIVE Portfolio, the Board considered that these Portfolios follow an investment strategy under which each Portfolio’s assets normally are allocated between two investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of the Portfolio is actively managed by an Adviser and the other portion of the Portfolio seeks to track the performance of a particular index. The Board also considered that these Portfolios had added the PACTIVE strategy in May 2009 and noted this fact in its review of these Portfolios’ performance. The Board further considered that the Manager had added the PACTIVE investment strategy for the Portfolios identified below to enhance the performance of the Portfolios and reduce volatility. The Board also noted that certain Portfolios had relatively short operating histories on which to evaluate performance. The Board evaluated the performance of each PACTIVE Portfolio in this context and considered the performance results described below, among other information:

EQ/AXA Franklin Small Cap Value Core Portfolio. The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2011. The Board also considered that the Portfolio had underperformed its benchmark for the one- and three-year and since inception periods ended May 31, 2011, but that its performance was only slightly below that of the benchmark for the one-year period ended on that date.

EQ/Franklin Core Balanced Portfolio. The Board considered that, although the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the three-year period ended May 31, 2011, the Portfolio’s performance ranked in the second quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio underperformed its benchmark for the three-year and since inception periods ended May 31, 2011, the Portfolio had outperformed its benchmark for the one-year period ended on that date.

EQ/Global Multi-Sector Equity Portfolio. The Board considered that, although the Portfolio had underperformed its benchmark (which had been updated as of May 1, 2009) for the one- and three-year periods ended May 31, 2011, it had outperformed its benchmark for the five- and ten-year periods ended on that date. The

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Board also considered that although the Portfolio’s performance was in the third and fourth quartiles for the one- and three-year periods, respectively, ended May 31, 2011, the Portfolio’s performance relative to its peer group over longer time periods was favorable and ranked in the first quartile for the five- and ten-year periods ended on that date.

EQ/Mutual Large Cap Equity Portfolio. The Board considered that the Portfolio had underperformed its benchmark for the one-year, three-year and since inception periods ended May 31, 2011 and that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one- and three-year periods ended on that date. The Board also considered, however, that the Portfolio’s performance had shown recent improvement relative to its benchmark and that the Portfolio’s performance ranked in the first quartile relative to its peer group for the year-to-date period ended May 31, 2011.

EQ/Templeton Global Equity Portfolio. The Board considered that, although the Portfolio had underperformed its benchmark for the since inception period ended May 31, 2011 and that the Portfolio’s performance was in the third and fourth quartile relative to its Lipper peer group for the one- and three-year periods, respectively, ended on that date, the Portfolio had outperformed its benchmark for the one- and three-year periods ended on that date.

The Board and the Manager discussed the performance of each Portfolio and each allocated portion thereof in detail. The Board and the Manager also discussed the reasons for any Portfolio’s or allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and Advisers had taken to address a Portfolio’s or allocated portion’s performance, including any changes or additions to the Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes.

Actively-Managed, Single Adviser Portfolios

With respect to the performance of the following Portfolios, each of which is actively managed and advised by a single Adviser, the Board considered, among other things, the performance results and other information described below. In addition, the Board and the Manager discussed the performance of each Portfolio in detail and the reasons for any Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve that Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and Adviser had taken to address a Portfolio’s performance, including any changes to the Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. The Board further considered that certain Portfolios had relatively short operating histories on which to evaluate performance.

EQ/AllianceBernstein Small Cap Growth Portfolio. The Board considered that the Portfolio outperformed its benchmark for the one- and ten-year periods ended May 31, 2011. The Board also considered that, although the Portfolio underperformed its benchmark for the three- and five-year periods ended on that date, its performance for the five-year period was only slightly below that of the benchmark. The Board further considered that, although the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the three-, five- and ten-year periods ended May 31, 2011, the Portfolio’s performance ranked in the second quartile for the one-year period ended on that date.

EQ/BlackRock Basic Value Equity Portfolio. The Board considered that the Portfolio outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2011. The Board also considered that the Portfolio’s performance relative to its peer group was favorable and ranked in the second quartile for the one-, three-, five- and ten-year periods ended on that date.

EQ/Boston Advisors Equity Income Portfolio. The Board considered that the Portfolio’s performance ranked in the third quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2011. The Board also considered that the Portfolio had outperformed its benchmark for the one- and five-year periods ended May 31, 2011, and that, although it had underperformed its benchmark for the three- and ten-year periods ended on that date, its performance was only slightly below that of the benchmark for those periods.

EQ/Calvert Socially Responsible Portfolio. In evaluating the performance of this Portfolio, the Board took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for

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comparison purposes includes a wider range of fund types. Within this context, the Board considered that, although the Portfolio’s performance ranked in the fourth quartile relative to its Lipper peer group for the one-, three-,five- and ten-year periods ended May 31, 2011 and that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended on that date, the Portfolio’s more recent performance had improved relative to its benchmark and the Portfolio had outperformed its benchmark for the year-to-date period ended May 31, 2011. The Board also considered that the Manager had proposed certain changes to the investment strategies of the Portfolio at the meeting that were intended to enhance the Portfolio’s performance.

EQ/Capital Guardian Research Portfolio. The Board considered that, although the Portfolio underperformed its benchmark for the five- and ten-year periods ended May 31, 2011, it outperformed its benchmark for the one- and three-year periods ended on that date. In addition, the Board considered that, although the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the five-year period ended on May 31, 2011, its performance was ranked in the first quartile for the one-year period ended on that date and in the second quartile for the three- and ten-year periods ended on that date.

EQ/Davis New York Venture Portfolio. The Board considered that the Portfolio underperformed its benchmark for the one-year, three-year and since inception periods ended May 31, 2011, and that the Portfolio’s performance ranked in the third quartile relative to its Lipper peer group for the three-year period ended on that date and in the fourth quartile relative for the one-year period ended on that date.

EQ/GAMCO Mergers and Acquisitions Portfolio. The Board considered that the Portfolio had outperformed its benchmark for the three- and five-year periods ended May 31, 2011. The Board also considered that the Portfolio underperformed its benchmark for the one-year period ended on that date. The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2011, but was in the second quartile for the three- and five-year periods ended on that date.

EQ/GAMCO Small Company Value Portfolio. The Board considered that the Portfolio’s performance was in the first quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2011. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three-, five- and ten-year periods ended on that date.

EQ/JPMorgan Value Opportunities Portfolio. The Board considered that the Portfolio’s performance was in the third quartile for the three-, five- and ten-year periods ended May 31, 2011 and the fourth quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one- and ten-year periods ended May 31, 2011, it had outperformed its benchmark for three- and five-year periods ended on that date.

EQ/Lord Abbett Large Cap Core Portfolio. The Board considered that, although the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2011, its performance was favorable over the longer-term with the Portfolio’s performance ranking in the first quartile relative to its peer group for the three- and five-year periods ended on that date. Similarly, the Board noted that, although the Portfolio underperformed its benchmark for the one-year period ended May 31, 2011, its longer-term performance relative to its benchmark was favorable and that the Portfolio had outperformed or matched the return of its benchmark for the three-year, five-year and since inception periods ended on that date.

EQ/MFS International Growth Portfolio. The Board considered that the Portfolio’s performance was in the first quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2011, and was in the second quartile for the one- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the ten-year period ended May 31, 2011, but had outperformed its benchmark for the one-, three- and five-year periods ended on that date.

EQ/Money Market Portfolio. The Board considered that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2011 and the third quartile for the three-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-, three- and ten-year periods ended May 31, 2011, but had outperformed its benchmark for the five-year period ended on that date. The Board also considered the very low interest rate environment and that the Manager was waiving its management and administration fees and reimbursing other expenses of the Portfolio to seek to ensure that the Portfolio’s yield does not decline below zero.

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EQ/Montag & Caldwell Growth Portfolio. The Board considered that, although the Portfolio’s performance was in the third and fourth quartiles relative to its Lipper peer group for the three- and one-year periods, respectively, ended May 31, 2011, the Portfolio’s performance over longer time periods was favorable and ranked in the second quartile relative to its peer group for the five- and ten-year periods ended on that date. Similarly, the Board noted that, while the Portfolio underperformed its benchmark for the one- and three-year periods ended May 31, 2011, its long-term performance relative to the benchmark was favorable and that it outperformed the benchmark for the five- and ten-year periods ended on that date.

EQ/Morgan Stanley Mid Cap Growth Portfolio. The Board considered that the Portfolio’s performance was in the first quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2011. In addition, the Board noted that the Portfolio had outperformed its benchmark for the one-year, three-year, five-year and since inception periods ended on that date.

EQ/Oppenheimer Global Portfolio. The Board considered that the Portfolio’s performance ranked in the first quartile relative to its Lipper peer group for the three-year period ended May 31, 2011 and in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio’s performance relative to its benchmark was favorable and that the Portfolio had outperformed its benchmark for the one-year, three-year and since inception periods ended May 31, 2011.

EQ/PIMCO Ultra Short Bond Portfolio. The Board considered that the Portfolio had modified its investment strategy and changed its benchmark in May 2009. The Board primarily considered the performance of the Portfolio since that time and noted that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2011, but that the Portfolio had outperformed its benchmark for that time period.

EQ/T. Rowe Price Growth Stock Portfolio. The Board considered that, although the Portfolio’s performance ranked in the third and fourth quartiles relative to its Lipper peer group for the one- and five-year periods, respectively, ended May 31, 2011, the Portfolio’s performance ranked in the second quartile for the three- and ten-year periods ended on that date. Similarly, the Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2011.

EQ/UBS Growth and Income Portfolio. The Board considered that, although the Portfolio’s performance ranked in the third quartile relative to its Lipper peer group for the three-, five- and ten-year periods ended May 31, 2011 and that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended on that date, the Portfolio’s performance had shown recent improvement and ranked in the second quartile relative to its peer group for the one-year period ended on that date.

EQ/Van Kampen Comstock Portfolio. The Board considered that the Portfolio had outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2011. Similarly, the Board considered that, although the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the five-year period ended May 31, 2011, it ranked in the first quartile for the one- and three-year periods ended on that date.

EQ/Wells Fargo Advantage Omega Growth Portfolio. The Board considered that, although the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2011, its longer-term performance related to its peers was favorable and ranked in the first quartile for the three-, five- and ten-year periods ended on that date. Similarly, the Board considered that the Portfolio had outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2011.

Based on its review and the explanations and undertakings provided by the Manager regarding the performance of each Portfolio and the performance results and other actions described below, the Board determined, with respect to each Portfolio, that the Portfolio and its shareholders would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Expenses. The Board considered each Portfolio’s investment management fee and, where applicable, investment advisory fees, in light of the nature, quality and extent of the overall services provided by the Manager and Adviser(s). The Board also reviewed a comparative analysis of the contractual and net management fees and expense ratios of each Portfolio compared with those of peer funds selected by Lipper as constituting the Portfolio’s appropriate Lipper expense group. Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Portfolio, as well as the actual

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management fee and expense ratios of the Portfolio in comparison with those of other funds in its expense group. The Lipper investment management fee analysis includes within such fee any separate administrative fees. The Lipper expense data was based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2010, and the Lipper expense ratios are shown for Class IA and Class IB shares of the relevant Portfolio. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained a useful measure of comparative expenses. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

Fund-of-Funds Portfolios. The Board considered that the contractual management fee and total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the EQ/International ETF Portfolio were below the medians for the Portfolio’s Lipper peer group. The Board also considered that the contractual management fees for the All Asset Allocation, EQ/Franklin Templeton Allocation and Strategic Allocation Portfolios were above the medians for their respective Lipper peer groups and that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolios invest) of these Portfolios’ Class IB shares were higher than the medians for their respective Lipper peer groups. The Board noted, however, that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these arrangements, the actual management fees for the All Asset Allocation, AXA Conservative Strategy and AXA Conservative Growth Strategy Portfolios were at or below the medians for their respective Lipper peer groups and that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolios invest) of the All Asset Allocation, AXA Balanced Strategy, AXA Growth Strategy and the Franklin Templeton Allocation Portfolios’ Class IA shares were lower than the medians for their respective Lipper peer groups. Based on its review, the Board determined that the Manager’s management fee for each fund-of-funds Portfolio is fair and reasonable.

AXA Tactical Manager Portfolios. The Board considered that the contractual management fee for each AXA Tactical Manager Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratio for the Class IA and Class IB shares of each AXA Tactical Manager Portfolio was at or below the median for the Portfolio’s Lipper peer group. In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that the total expense ratios for each of these Portfolios did not exceed certain levels as set forth in the prospectus. The Board further considered that, after extensive discussions and negotiations during the meeting and at executive sessions during the meeting, the Manager had agreed, effective September 1, 2011, to reduce the asset level necessary to trigger the first breakpoint reduction in the contractual management fee schedule for each of these Portfolios. The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Adviser. Based on its review, the Board determined, with respect to each AXA Tactical Manager Portfolio, that the Manager’s management fee and the relevant Advisers’ advisory fees are fair and reasonable.

Index Portfolios. The Board considered that the contractual management fees for the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Intermediate Government Bond Index, EQ/International Equity Index Portfolio, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios were below the medians for their respective Lipper peer groups. The Board also considered that the total expense ratios for the Class IA and Class IB shares of these Portfolios were at or below the medians relative to their respective Lipper peer groups (except for the total expense ratio of the Class IB shares of the EQ/Intermediate Government Index Portfolio, which was only 1.5 basis points above the median). With respect to the EQ/Equity 500 Index Portfolio, the Board considered that the contractual management fee for the Portfolio was above the median for the Portfolio’s Lipper peer group, but that the total expense ratio for the Class IA shares of the Portfolio was below the median relative to the Portfolio’s Lipper peer group. The Board further considered that, after extensive discussions and negotiations during the meeting and at executive sessions during the meeting, the Manager had agreed, effective September 1, 2011, to add a breakpoint to the contractual management fee schedule for each of the index Portfolios under which the management fee rate would decrease as the assets of a Portfolio increase above a specified threshold. The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser. Based on its review, the Board determined, with respect to each index Portfolio, that the Manager’s management fee and the relevant Adviser’s advisory fee is fair and reasonable.

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PLUS Portfolios. The Board considered that the contractual management fees for the EQ/Equity Growth PLUS, EQ/International Core PLUS, EQ/International Value PLUS, EQ/Large Cap Core PLUS, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS and EQ/Mid Cap Value PLUS Portfolios were below the medians relative to their respective Lipper peer groups. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolios invest) for these Portfolios’ Class IA shares were lower than the medians relative to their respective Lipper peer groups and that the total expense ratios for the Class IB shares were higher than the medians relative to their respective Lipper peer groups, except for the Class IB shares of the EQ/International Core PLUS, EQ/International Value PLS and EQ/Mid Cap Value PLUS Portfolio, which were approximately equal to or lower than their respective Lipper medians.

With respect to the EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios, the Board considered that the contractual management fees were above the medians for their respective Lipper peer groups. The Board noted, however, that in each case the contractual management fee for the Portfolio was within 5 basis points of the median for its Lipper peer group and that, with respect to the EQ/Quality Bond PLUS Portfolio, the actual management fee for the Portfolio (after taking into account fee waiver and expense reimbursement arrangements) was significantly below the median for its peer group. The Board further noted that the total expense ratio for the Class IA shares of each of these Portfolios was below the median expense ratio for the relevant Lipper peer group.

The Board further considered that the management fee schedule for each PLUS Portfolio includes breakpoints so that the fee is reduced as the assets of the Portfolio increase. In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that the total expense ratios for each of these Portfolios did not exceed certain levels as set forth in the prospectus. The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser. Based on its review, the Board determined, with respect to each PLUS Portfolio, that the Manager’s management fee and the relevant Advisers’ advisory fees are fair and reasonable.

PACTIVE Portfolios. The Board considered that the contractual management fees for the EQ/AXA Franklin Small Cap Value Core, EQ/Franklin Core Balanced, EQ/Global Multi-Sector Equity, EQ/Mutual Large Cap Equity and EQ/Templeton Global Equity Portfolios were above the medians for the Portfolios’ respective Lipper peer groups. The Board noted, however, that the contractual management fee for the EQ/AXA Franklin Small Cap Value Core Portfolio was within 3 basis points of the median contractual management fee for the Portfolio’s Lipper peer group. In addition, the Board considered that the total expense ratios for each Portfolio’s Class IA and Class IB shares were below and above the median, respectively, relative to the Portfolio’s Lipper peer group (except for the total expense ratios for the Class IA shares of the EQ/Franklin Core Balanced and EQ/Mutual Large Cap Equity Portfolios, which were above the medians). The Board noted, however, that the total expense ratios for the Class IA shares of the EQ/Franklin Core Balanced and EQ/Mutual Large Cap Equity Portfolios were within two basis points of the median total expense ratios for their respective Lipper peer groups.

The Board considered that although the management fees and Class IB total expense ratios for these Portfolios generally were higher than the medians for their respective peer groups, the management fee schedule for each Portfolio includes breakpoints so that the fee is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that the Manager had implemented expense limitation arrangements for the EQ/AXA Franklin Small Cap Value Core, EQ/Franklin Core Balanced, EQ/Mutual Large Cap Equity and EQ/Templeton Global Equity Portfolios by agreeing to make payments or waive all or a portion of its management, administration and other fees so that the total expense ratios for these Portfolios do not exceed certain levels as set forth in the prospectus. The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Adviser. Based on its review, the Board determined, with respect to each PACTIVE Portfolio, that the Manager’s management fee and the relevant Adviser’s advisory fee is fair and reasonable.

Actively-Managed, Single Adviser Portfolios. The Board considered that the contractual management fees for the EQ/AllianceBernstein Small Cap Growth, EQ/BlackRock Basic Value Equity, EQ/Calvert Socially Responsible, EQ/JPMorgan Value Opportunities and EQ/Wells Fargo Advantage Omega Growth Portfolios were approximately equal to or below the medians for the Portfolios’ respective Lipper peer groups. The Board also considered that the contractual management fee for each of the following Portfolios was above, but within 10 basis points of, the median for the Portfolio’s respective Lipper peer group: EQ/Capital Guardian Research, EQ/GAMCO Small Company Value, EQ/Lord Abbett Large Cap Core, EQ/Money Market, EQ/Morgan Stanley Mid Cap Growth, EQ/Van Kampen Comstock Portfolios.

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The Board also considered that the contractual management fees for the EQ/Boston Advisors Equity Income, EQ/Davis New York Venture, EQ/GAMCO Mergers and Acquisitions, EQ/MFS International Growth, EQ/Montag & Caldwell Growth, EQ/Oppenheimer Global, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios were above the medians for the Portfolios’ respective Lipper peer groups. The Board noted, however, that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that the total expense ratios of certain Portfolios, including these Portfolios (except the EQ/Davis New York Venture, EQ/MFS International Growth and EQ/GAMCO Mergers and Acquisitions Portfolios), do not exceed certain levels as set forth in the prospectus and that, as a result of these expense limitation arrangements, the actual management fees for certain Portfolios were lower than the contractual management fees.

In addition, the Board considered that the total expense ratios for each Portfolio’s Class IA (where applicable) and Class IB shares were below and above the median, respectively, relative to the Portfolio’s Lipper peer group (except for the total expense ratios for the Class IA shares of the EQ/Davis New York Venture, EQ/Money Market, EQ/Oppenheimer Global, EQ/PIMCO Ultra Short Bond and EQ/T. Rowe Price Growth Stock Portfolios, which were above the medians). The Board noted, however, that the total expense ratios for the Class IA shares of the EQ/PIMCO Ultra Short Bond and EQ/T. Rowe Price Growth Stock Portfolios were within five basis points of the median total expense ratios for their respective Lipper peer groups. The Board considered that, although the management fees and Class IB total expense ratios for these Portfolios generally were higher than the median for their respective peer group, the management fee schedule for each Portfolio includes breakpoints so that the fee is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in the Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Adviser. Based on its review, the Board determined, with respect to each actively-managed, single Adviser Portfolio, that the Manager’s management fee and the relevant Adviser’s advisory fee is fair and reasonable.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2010, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted SEC rules and other regulatory requirements. In addition, the Board considered information prepared by management comparing the profitability of the Manager on an overall basis as compared to other publicly held managers (including asset managers similar to the Manager), broken down to show profitability from management operations exclusive of distribution expenses and profitability including distribution expenses.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios, receiving compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, an affiliate of the Manager, serves as an Adviser to certain Portfolios and receives advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, which also is affiliated with the Manager, serves as the underwriter for the Trust and receives payments pursuant to Rule 12b-1 plans from the Portfolios with respect to their Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the

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Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the All Asset Allocation Portfolio, the EQ/Franklin Templeton Allocation Portfolio and the Strategic Allocation Portfolios invest in other portfolios managed by the Manager and advised by Advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administration fees to the Manager, who may in certain cases pay advisory fees to an affiliated Adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the Portfolios’ shareholders (insurance company separate accounts investing in the Portfolios), receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also considered that the Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates. Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

The Manager advised the Board that it does not regard Adviser profitability as meaningful to an evaluation of the Advisory Agreements with the Advisers because the willingness of the Advisers to serve in such capacity depends primarily upon arm’s-length negotiations with the Manager, the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services rendered. The Board accepted the Manager’s explanations in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Portfolio and the fact that each Adviser’s fee is paid by the Manager and not the Portfolio. However, in its consideration of the Advisory Agreements, the Board noted, among other things, that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the allocated portion(s) of the Portfolio(s) it advises and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios.

Economies of Scale. The Board also considered whether economies of scale are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with certain Portfolios and their shareholders through management and/or administration fee breakpoints so that as the Portfolios grow in size, their effective fee rates decline. The Board also noted that, although the management and administration fees for some Portfolios do not include breakpoints, the Manager was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administration and other fees so that such Portfolios’ total expense ratios did not exceed certain levels as set forth in the prospectus. In addition, the Board considered that, after extensive discussions and negotiations with the Manager during the meeting and at executive sessions during the meeting, the Manager had agreed to implement, effective September 1, 2011, certain fee changes, including the addition of breakpoints to certain management fee and administration fee schedules. Thus, the Board concluded that there was a reasonable sharing of any economies of scale or efficiencies under the management and advisory fee schedules at the present time.

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Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Allocation	60.17%	$61,685	$852,876	$5,541,906
AXA Ultra Conservative Strategy	6.06	—	—	—
AXA Conservative Strategy	8.38	13,647	180,355	1,092,215
AXA Conservative Growth Strategy	18.32	41,382	546,881	3,148,486
AXA Balanced Strategy	25.72	101,756	1,344,741	6,849,807
AXA Moderate Growth Strategy	34.09	309,944	4,096,031	18,948,322
AXA Growth Strategy	42.57	113,802	1,503,934	8,229,919
EQ/Franklin Templeton Allocation	37.88	—	—	—
EQ/International ETF	—	—	—	10,137,467
ATM International	0.03	3,521,891	42,234,743	13,622,135
ATM Large Cap	53.20	—	—	94,649,918
ATM Mid Cap	15.97	—	—	43,700,408
ATM Small Cap	14.39	—	—	41,228,162
AXA Tactical Manager 500	100.00	—	—	12,295,333
AXA Tactical Manager 400	28.64	—	—	1,631,890
AXA Tactical Manager 2000	34.09	—	—	6,331,125
AXA Tactical Manager International	0.12	680,888	8,998,204	1,962,907
EQ/AllianceBernstein Dynamic Wealth Strategies	—	—	—	—
EQ/AllianceBernstein Short-Term Bond	—	—	—	—
EQ/AllianceBernstein Small Cap Growth	—	—	—	67,572,971
EQ/AXA Franklin Small Cap Value Core	100.00	—	—	—
EQ/BlackRock Basic Value Equity	100.00	—	—	—
EQ/Boston Advisors Equity Income	100.00	—	—	—
EQ/Calvert Socially Responsible	100.00	—	—	—
EQ/Capital Guardian Research	100.00	—	—	—
EQ/Common Stock Index	100.00	—	—	—
EQ/Core Bond Index	—	—	—	—
EQ/Davis New York Venture	100.00	—	—	—
EQ/Equity 500 Index	100.00	—		—
EQ/Equity Growth PLUS	100.00	—	—	—
EQ/Franklin Core Balanced	23.22	—	—	—
EQ/GAMCO Mergers and Acquisitions	31.81	—	—	1,730,981
EQ/GAMCO Small Company Value	100.00	—	—	21,855,106
EQ/Global Bond PLUS	—	—	—	3,633,829
EQ/Global Multi-Sector Equity	13.17	2,682,481	36,704,438	—
EQ/Intermediate Government Bond Index	—	—	—	—
EQ/International Core PLUS	0.39	1,871,562	—	—
EQ/International Equity Index	0.02	5,652,102	65,669,868	—
EQ/International Value Plus	1.37	3,439,870	38,174,524	—
EQ/JPMorgan Value Opportunities	100.00	—	—	—
EQ/Large Cap Core PLUS	71.00	—	—	18,570,256
EQ/Large Cap Growth Index	100.00	—	—	—
EQ/Large Cap Growth PLUS	100.00	—	—	—
EQ/Large Cap Value Index	100.00	—	—	—
EQ/Large Cap Value PLUS	91.49	—	—	—

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	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Lord Abbett Large Cap Core	100.00%	$—	$—	$—
EQ/MFS International Growth	0.03	1,723,401	21,522,424	29,775,517
EQ/Mid Cap Index	100.00	—	—	—
EQ/Mid Cap Value PLUS	100.00	—	—	—
EQ/Money Market	—	—	—	—
EQ/Montag & Caldwell Growth	100.00	—	—	—
EQ/Morgan Stanley Mid Cap Growth	100.00	—	—	70,973,301
EQ/Mutual Large Cap Equity	70.46	—	—	—
EQ/Oppenheimer Global	57.87	543,907	—	—
EQ/PIMCO Ultra Short Bond	0.38	—	—	—
EQ/Quality Bond PLUS	0.12	—	—	—
EQ/Small Company Index	100.00	—	—	73,630,049
EQ/T. Rowe Price Growth Stock	—	—	—	—
EQ/Templeton Global Equity	22.86	—	—	—
EQ/UBS Growth and Income	100.00	—	—	—
EQ/Van Kampen Comstock	100.00	—	—	—
EQ/Wells Fargo Advantage Omega Growth	14.36	—	—	2,975,539

1027

PROXY VOTING RESULTS (UNAUDITED)

A special meeting of the shareholders of EQ Advisors Trust (“Trust”) was held on November 28, 2011 to vote on the following proposals:

1. Elect the Board of Trustees of the Trust; and

2. Approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of each Portfolio (the “Class IA Plan”).

The voting results are as follows for Proposal No. 1:

Nominees to Serve as Trustee	Votes For	Authority Withheld
Theodossios (Ted) Athanassiades	7,148,712,310.341	485,899,092.021
Jettie M. Edwards	7,203,892,875.545	430,718,526.817
David W. Fox	7,173,368,720.109	461,242,682.253
Steven M. Joenk	7,193,729,896.778	440,881,505.584
William M. Kearns, Jr.	7,166,763,230.669	467,848,171.693
Christopher P.A. Komisarjevsky	7,175,971,101.572	458,640,300.790
Harvey Rosenthal	7,175,452,472.633	459,158,929.729
Gary S. Schpero	7,182,934,930.370	451,676,471.992
Kenneth L. Walker	7,205,659,803.333	428,951,599.029
Caroline L. Williams	7,199,908,152.881	434,703,249.481

The voting results are as follows for Proposal No. 2:

Portfolio Name	Class IA Shares Represented at the Meeting	Votes in Favor of the Proposal	Votes Against the Proposal	Votes Abstained
All Asset Allocation	198,206.787	194,760.787	.000	3,446.000
ATM Core Bond (EQ/AllianceBernstein Short-Term Bond)	1004.38	1004.38	.000	.000
ATM Government Bond (EQ/AllianceBernstein Short-Term Government Bond)	N/A	N/A	N/A	N/A
ATM International	10,124.76	10,124.76	.000	.000
ATM Large Cap	11,082.81	11,082.81	.000	.000
ATM Mid Cap	12,602.41	12,602.41	.000	.000
ATM Small Cap	11,531.31	11,531.31	.000	.000
AXA Balanced Strategy	21,716.636	21,716.636	.000	.000
AXA Conservative Growth Strategy	N/A	N/A	N/A	N/A
AXA Conservative Strategy	N/A	N/A	N/A	N/A
AXA Growth Strategy	123,272.357	123,272.357	.000	.000
AXA Moderate Growth Strategy	N/A	N/A	N/A	N/A
AXA Tactical Manager 2000	10,619.177	10,619.177	.000	.000
AXA Tactical Manager 400	10,600.595	10,600.595	.000	.000
AXA Tactical Manager 500	10,450.183	10,450.183	.000	.000
AXA Tactical Manager International	10,349.764	10,349.764	.000	.000
AXA Ultra Conservative Strategy	N/A	N/A	N/A	N/A
EQ/AllianceBernstein Dynamic Wealth	N/A	N/A	N/A	N/A
EQ/AllianceBernstein Small Cap Growth	28,974,627.146	20,931,238.672	6,810,394.557	1,232,993.917
EQ/AXA Franklin Small Cap Value Core	304,746.924	273,902.032	6,853.253	23,991.639
EQ/BlackRock Basic Value Equity	3,765,555.066	2,498,637.339	1,064,313.792	202,603.935
EQ/Boston Advisors Equity Income	4,086,402.535	3,860,727.973	117,658.541	108,016.021
EQ/Calvert Socially Responsible	400,227.866	362,209.244	14,129.198	23,889.424
EQ/Capital Guardian Research	1,851,331.011	1,462,943.919	317,776.242	70,610.850
EQ/Common Stock Index	219,453,603.880	173,746,989.174	32,563,703.933	13,142,910.773
EQ/Core Bond Index	16,868,520.589	12,205,053.073	3,932,378.710	731,088.806

1028

Portfolio Name	Class IA Shares Represented at the Meeting	Votes in Favor of the Proposal	Votes Against the Proposal	Votes Abstained
EQ/Davis NY Venture	3,037,328.803	2,599,759.468	326,407.067	111,162.268
EQ/Equity 500 Index	55,364,052.531	37,450,052.939	15,457,698.934	2,456,300.658
EQ/Equity Growth PLUS	3,939,054.234	3,146,873.259	733,452.289	58,728.686
EQ/Franklin Core Balanced	105,336.063	105,336.063	.000	.000
EQ/Franklin Templeton Allocation	135,247.656	127,747.630	.000	7,500.026
EQ/GAMCO Mergers and Acquisitions	470,996.415	411,225.600	23,850.991	35,919.824
EQ/GAMCO Small Company Value	2,802,434.055	2,063,408.804	691,150.915	47,874.336
EQ/Global Bond PLUS	3,319,264.246	1,079,610.846	2,185,853.213	53,800.187
EQ/Global Multi-Sector Equity	6,390,765.037	3,764,159.177	2,417,052.027	209,553.833
EQ/Intermediate Government Bond Index	21,128,270.489	18,143,459.362	1,821,593.393	1,163,217.734
EQ/International Core PLUS	5,215,481.669	3,858,143.627	1,179,587.661	177,750.381
EQ/International Equity Index	89,835,579.900	67,200,864.560	18,727,246.819	3,907,468.521
EQ/International ETF	563,525.611	515,062.780	21,462.831	.000
EQ/International Value PLUS	2,363,656.613	1,667,254.262	639,789.380	56,612.971
EQ/JPMorgan Value Opportunities	2,982,662.894	2,435,181.490	482,409.779	65,071.625
EQ/Large Cap Core PLUS	74,690.663	58,774.734	15,915.929	.000
EQ/Large Cap Growth Index	1,457,253.729	1,194,752.875	233,870.043	28,630.811
EQ/Large Cap Growth PLUS	2,783,813.356	1,883,852.277	793,752.825	106,208.254
EQ/Large Cap Value Index	5,703,470.959	4,858,720.296	461,985.018	382,765.645
EQ/Large Cap Value PLUS	94,989,475.324	73,351,107.041	16,937,159.174	4,701,209.109
EQ/Lord Abbett Large Cap Core	1,320,372.787	1,240,298.347	73,171.900	6,902.540
EQ/MFS International Growth	5,666,699.719	4,887,356.042	727,413.313	51,930.364
EQ/Mid Cap Index	7,016,767.756	5,344,409.307	1,338,045.195	334,313.254
EQ/Mid Cap Value PLUS	25,111,838.612	14,970,850.740	9,448,881.596	692,106.276
EQ/Money Market	554,124,422.790	492,643,916.326	46,270,203.259	15,210,303.205
EQ/Morgan Stanley Mid Cap Growth	7,137,234.385	5,605,812.333	1,365,569.891	165,852.161
EQ/Mutual Large Cap Equity	405,031.405	405,031.405	.000	.000
EQ/Oppenheimer Global	1,144,543.741	924,481.279	192,601.441	27,461.021
EQ/PIMCO Ultra Short Bond	5,001,153.647	4,605,425.654	254,545.841	141,182.152
EQ/Quality Bond PLUS Portfolio	20,825,546.182	17,935,895.844	2,170,293.374	719,356.964
EQ/Small Company Index	7,490,721.598	4,096,420.004	3,055,900.310	338,401.284
EQ/T. Rowe Price Growth Stock	2,485,307.932	1,814,657.840	621,541.892	49,108.200
EQ/Templeton Global Equity	3,631,153.546	2,845,893.411	708,397.783	76,862.352
EQ/UBS Growth and Income	N/A	N/A	N/A	N/A
EQ/Van Kampen Comstock	403,841.726	384,364.637	17,398.789	2,078.300
EQ/Wells Fargo Omega Growth	844,786.688	727,614.587	111,807.899	5,364.202

The vote for Proposal No. 2 respect to the EQ/Montag Caldwell Growth Portfolio was taken at a meeting held on December 5, 2011. The voting results for the EQ/Montag & Caldwell Growth Portfolio are as follows:

Portfolio Name	Class IA Shares Represented at the Meeting	Votes in Favor of the Proposal	Votes Against the Proposal	Votes Abstained
EQ/Montag & Caldwell Growth Portfolio	3,674,209.871	1,959,382.640	1,664,747.750	50,079.481

The vote for Proposal No. 2 with respect to the EQ/Global Bond PLUS Portfolio, was adjourned until December 28, 2011. On December 28, the Board of Trustees of the Trust voted to set a new record date of December 30, 2011. The meeting for Proposal No. 2 with respect to the EQ/Global Bond PLUS Portfolio has been adjourned until February 29, 2012.

1029

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (53)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From May 2011 to present, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Senior Vice President AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to present, Senior Vice President, MONY Life Insurance Company and MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited and; from November 2005 to present, Director MONY International Holdings, LLC.	83	None

*	Affiliated with the Manager and/or the Distributor.
**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

1030

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (73)	Trustee	From March 2000 to present	Retired. 1996, Vice Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	63	From 1994 to 2006, Director of Atlantic Bank of New York.
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (65)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	63	From 1997 to 2010, Director, Old Mutual Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).
David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (80)	Trustee	Trustee from May 2000 to present; from July 2002 to September 2011, Lead Independent Trustee	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	63	From 2004 to 2009, Director, Miami Corporation; 1987 to 2008, Director of USG Corporation.
William M. Kearns, Jr c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (76)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to June 2007, Chairman; from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm); and from 2008 to present, Chairman, Keefe Ventures, LLC.	63	Lead Director from 2008 to present and from 1991 to present, Director, Transistor Devices, Inc. From 1999 to 2010, Advisory Director, Alexander Proudfoot (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to 2009, Director, United States Shipping Partners LLC. From 2005 to 2009, Lead Director, and from 1975 to 2009, Director, Selective Insurance Group, Inc.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (67)	Trustee	From March 1997 to present	From 2006 to present, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council. From 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	63	None

1031

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (69)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984-1994 President and Chief Executive Officer of the CVS Division of Melville Corporation.	63	From 1997 to present, Director, LoJack Corporation.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (58)	Lead Independent Trustee	Trustee from May 2000 to present; from October 2011 to present, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	63	None
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Trustee	From January 2012	From May 2002 to present, Partner, The Capital Management Corporation (investment advisory firm); and from 1988 to 2001, President of a subsidiary of T. Rowe Price Associates (investment advisory firm).	63	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (66)	Trustee	From January 2012	From July 2010 to present, Executive Vice President – Finance, from December 2007 to May 2005, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	63	From 1997 to 2009, Director, Hearst-Argyle Television.

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

1032

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (53)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee and Chairman and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Senior Vice President, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to present, Senior Vice President, MONY Life Insurance Company and MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited and; from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (56)	Vice President and Secretary	From July 1999 to Present	From May 2011 to present, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Senior Vice President and Associate General Counsel; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (44)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Vice President of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (50)	Vice President	From June 2010 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2001 to present, Vice President AXA Financial; from December 2002 to June 2007, Chief Financial Officer and Treasurer of the Trust. From July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (37)	Vice President	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from May 2007 to present, Vice President, AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Financial and AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (43)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (50)	Vice President	From July 1999 to Present	From May 2011 to present, Vice President of FMG LLC; from February 2001 to present, Vice President, AXA Financial; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.

*	Each of the officers in the table above holds similar positions with one other registered investment company in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

1033

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (35)	Assistant Controller	From March 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Vice President of AXA Equitable; from February 2004 to September 2008, Assistant Vice President of AXA Financial and AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (33)	Assistant Controller	From March 2009 to present	From February 2009 to present, Assistant Vice President of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC; from May 2007 to September 2007, Manager of FMG; from August 2004 to May 2007, Fund Administrator of FMG.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (37)	Assistant Controller	From March 2009 to present	From September 2008 to present, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of FMG; from September 2006 to February 2008, Manager of FMG.
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President and Assistant Secretary	From September 2006 to present	From May 2011 to present, Vice President and Associate Corporate Counsel of FMG LLC; from May 2008 to present, Vice President and counsel of AXA Equitable; from May 2007 to May 2008 Assistant Vice President and Counsel of AXA Equitable. May 2006 to May 2007, Counsel of AXA Equitable.
Gariel Nahoum 1290 Avenue of the Americas, New York, New York 10104 (29)	Vice President and Assistant Secretary	From December 2011 to present	From September 2011 to present, Vice President, Secretary and Counsel of FMG LLC; from August 2011 to present, Counsel of AXA Equitable; from September 2008 to August 2011, Associate, Kramer Levin Naftalis & Frankel LLP; graduate, Hofstra Law School, magna cum laude, May 2008.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (41)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG; from August 2005 to June 2007, Vice President and Deputy Compliance Officer of AXA Equitable’s FMG.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (37)	Vice President and Risk Officer	From March 2011; from November 2005 to March 2010 Assistant Anti-Money Laundering Compliance Officer	From September 2007 to present, Assistant Vice President and Compliance Risk Manager of AXA Equitable; from August 2005 to September 2007, Associate Compliance Officer, AXA Equitable.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (48)	Vice President	From March 2011 to present	From September 2010 to present Vice President of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.

*	Each of the officers in the table above holds similar positions with one other registered investment company in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

1034

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (49)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (48)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Senior Legal Assistant for AXA Equitable.

*	Each of the officers in the table above holds similar positions with one other registered investment company in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of more than 95% of the Trust’s shares as of March 31, 2011. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

1035

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

1036

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Theodossios Athanassiades serves on its audit committee as an “audit committee financial expert” as defined in Item 3. Mr. Athanassiades is considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2011 $1,354,105 and fiscal year 2010 $2,266,029.

(b)	Audit-Related Fees for fiscal year 2011 $253,669 and fiscal year 2010 $193,192.

(c)	Tax Fees for fiscal year 2010 $614,884 and fiscal year 2010 $648,412.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2011 $0 and fiscal year 2010 $0.

All other fees include amounts related to consultation on technical accounting or regulatory matters.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2010 $7,026,823

For fiscal year 2010 $6,459,232

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940, as amended (the “1940”Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
March 1, 2012

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
March 1, 2012